                                                            UNITED STATES
                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       WASHINGTON, D.C. 20549
                                                              FORM N-PX
                                                ANNUAL REPORT OF PROXY VOTING RECORD
                                                                 OF
                                             REGISTERED MANAGEMENT INVESTMENT COMPANIES

  INVESTMENT COMPANY ACT FILE NUMBER:                              811-5972
  NAME OF REGISTRANT:                                              VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
  ADDRESS OF REGISTRANT:                                           PO BOX 2600, VALLEY FORGE, PA 19482
  NAME AND ADDRESS OF AGENT FOR SERVICE:                           HEIDI STAM
                                                                   PO BOX 876
                                                                   VALLEY FORGE, PA 19482
  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:              (610) 669-1000
  DATE OF FISCAL YEAR END:                                         OCTOBER 31
  DATE OF REPORTING PERIOD:                                        JULY 1, 2008 - JUNE 30, 2009

  FUND:    VANGUARD EMERGING MARKETS STOCK INDEX FUND

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  ISSUER:                ABB LTD, BANGALORE
  TICKER:                N/A             CUSIP:     Y0005K103
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance                        ISSUER          YES          FOR               FOR
sheet as at 31 DEC 2008 and the audited profit and
loss account for the YE on that date and the reports
of the Directors and the Auditors' thereon

PROPOSAL #2.: Declare a dividend on equity shares                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. Peter Leupp as a Director,                      ISSUER          YES          FOR               FOR
 who retires by rotation by this AGM

PROPOSAL #4.: Re-elect Mr. Nasser Munjee as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation by this AGM

PROPOSAL #5.: Appoint Messrs. S.R. Battiboi & Company                      ISSUER          YES          FOR               FOR
 Chartered Accountants as the Statutory Auditors of
the Company to hold office from the conclusion of
this AGM until the conclusion of the neat AGM and
authorize the Board of Directors to fix their

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  ISSUER:                ABSA GROUP LTD
  TICKER:                N/A             CUSIP:     S0269J708
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Groups and the Company's                         ISSUER          YES          FOR               FOR
audited financial statements for the YE 31 DEC 2008

PROPOSAL #2.: Approve the sanction the proposed                            ISSUER          YES          FOR               FOR
remuneration payable to Non-Executive Directors 01
MAY 2009 as specified

PROPOSAL #3.: Re-appoint PricewaterhouseCoopers Inc                        ISSUER          YES          FOR               FOR
and Ernst & Young Inc as the Auditors of the Company
until the conclusion of the next AGM

PROPOSAL #4.1: Re-elect Mr. D.C. Brink as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #4.2: Re-elect Mr. B.P. Connellan as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.3: Re-elect Mr. Y.Z. Cuba as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #4.4: Re-elect Mr. G. Griffin as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #4.5: Re-elect Mr. M.W. Hlahla as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #4.6: Re-elect Mr. R. Le Blanc as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #4.7: Re-elect Mr. N.P. Mageza as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #4.8: Re-elect Mr. T.S. Munday as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #5.1: Appoint Mr. B. De Vitry as a Director                       ISSUER          YES          FOR               FOR
of the Company on 23 MAR 2009

PROPOSAL #5.2: Appoint Mr. M.J. Husain as a Director                       ISSUER          YES          FOR               FOR
of the Company on 28 NOV 2008

PROPOSAL #5.3: Appoint Mr. A. Jenkins as a Director                        ISSUER          YES          FOR               FOR
of the Company on 23 MAR 2009

PROPOSAL #5.4: Appoint Mr. T. M. Mokgosi-Mwantembe as                      ISSUER          YES          FOR               FOR
 a Director of the Company on 28 NOV 2008

PROPOSAL #5.5: Appoint Mr. S. G. Pretorius as a                            ISSUER          YES          FOR               FOR
Director of the Company on 01 JAN 2009

PROPOSAL #5.6: Appoint Mr. M. Ramos as a Director of                       ISSUER          YES          FOR               FOR
the Company on 01 MAR 2009

PROPOSAL #6.: Approve to place the authorized but                          ISSUER          YES          FOR               FOR
unissued ordinary shares of the Company [other than
those specifically identified and authorized for
issue in terms of any other authority by
shareholders]; authorize the Directors, , subject to
any applicable legislation and the Listings
Requirements of the JSE Limited [JSE] from time to
time and any other stock exchange upon which ordinary
 shares in the capital of the Company may be quoted
or listed from time to time, to allot and issue those
 ordinary shares on any such terms and conditions as
they deem fit, subject to the proviso that the
aggregate number of ordinary shares able to be
allotted and issued in terms of this resolution shall
 be limited to 5% of the number of ordinary shares in
 issue at 31 DEC 2008, the maximum number of shares
that can be allotted and issue d in terms of the
above is 34,013,915 ordinary shares [being 5% of the
680,278,301 ordinary shares in issue as at 31 DEC

PROPOSAL #S.7: Approve that the Company may, subject                       ISSUER          YES          FOR               FOR
to the Companies Act, 1973, the Company's Articles of
 Association and the Listings Requirements of the JSE
 Limited [JSE] from time to time [Listings
Requirements] and any other stock exchange upon which
 the securities in the capital of the Company may be
quoted or listed from time to time, at any time on
the last Option Exercise Date as defined in the
Articles of Association of the Company, which will be
 01 JUN 2009, unless 01 JUN 2009 falls within a
closed period in which event the date of 01 JUN 2009
will be extended until after the closed period in
terms of the Articles of Association of the Company
[Sale Date], repurchase 36,503,000 redeemable
cumulative option-holding par value preference shares
 of ZAR 2.00 each with the rights, privileges,
conditions, limitations and obligations as in the
Articles of Association of the Company [Redeemable
Preference Shares] from Batho Bonke Capital
[Proprietary] Limited, registration number
2003/016319/07 [Batho Bonke] at a purchase price per
Redeemable Preference Share calculated in accordance
with the specified formula, this resolution shall
remain in force until such time as it is amended or

PROPOSAL #S.8: Approve that, the Company may on the                        ISSUER          YES          FOR               FOR
last Option Exercise Date, as defined in Article 178
of the Articles of Association of the Company, which
will be 01 JUN 2009, unless 01 JUN 2009 falls within
a closed period in which event the date of 01 JUN
2009 will be extended until after the closed period
in terms of the Articles of Association of the
Company [the Sale Date], provide financial assistance
 as contemplated in Section 38 of the Companies Act,
1973, as envisaged; by the specific repurchase and
cancellation on the Sale Date by the Company of
36,503,000 Redeemable Preference Shares in the
capital of the Company under Resolution S.1, and by
way of the Company subscribing on the Sale Date, if
required, for up to 36,649,300 Newco C Preference
Shares in the capital of Batho Bonke Capital
[Proprietary] Limited, registration number
2003/016319/07 [Ratho Bonke], for a total aggregate
purchase price and subscription price sufficient to
allow Batho Bonke to pay up to ZAR 2,528,801,700.00
for purposes of it effectively exercising, at the
maximum Option Strike Price of ZAR 69,00 per Option
[as defined in Article 178 of the Articles of
Association of the Company], on the Sale Date,
36,649,300 Options [as defined in Article 178 of the
Articles of Association of the Company] and to
subscribe for the corresponding Absa Subscription
Shares [as defined in Article 178 of the Articles of
Association of the Company] at an aggregate
subscription price of up to ZAR 2,528,801,700.00

PROPOSAL #S.9: Approve that the Company may, subject                       ISSUER          YES          FOR               FOR
to the Companies Act, 1973, the Company's Articles of
 Association and the Listings Requirements of the JSE
 from time to time [Listings Requirements] and any
other stock exchange upon which the securities in the
 capital of the Company may be quoted or listed from
time to time, at any time after 01 SEP 2009
repurchase that number of Absa Subscription Shares
[as defined in the Articles of Association of the
Company] [Repurchased Absa Ordinary Shares] from
Batho Bonke Capital [Proprietary] Limited,
registration number 2003/016319/07 [Batho Bonke] as
is equal to the redemption amount [Newco C Preference
 Share Redemption Amount] payable by Bathe Bonke to
the Company on the date of redemption [Newco C
Preference Share Redemption Date] by Bathe Bonke of
Newco C Preference Shares in the capital of Bathe
Bonke from the Company, minus any other funds which
may be available to Bathe Bonke for the redemption,
divided by the Market Value of an Ordinary Share as
at the Newco C Preference Share Redemption Date [as
such Market Value of an Ordinary Share is determined
on the same basis mutatis mutandis as provided for in
 Article 178 of the Articles of Association of the
Company], at an aggregate purchase price equal to the
 number of Repurchased Absa Ordinary Shares
multiplied by the Market Value of an Ordinary Share
as at the Newco C Preference Share Redemption Date
[as determined on the same basis mutatis mutandis as
provided for in Article 178 of the Articles of
Association of the Company], provided that this
specific authority conferred by this resolution shall
 be valid only until it is amended or revoked by a

PROPOSAL #S.10: Approve that the Company, or any                           ISSUER          YES          FOR               FOR
subsidiary of the Company may, subject to the
Companies Act, the Company's Articles of Association
and the Listings Requirements of the JSE from time to
 time [Listings Requirements and any other stock
exchange upon which the securities in the capital of
the Company may be quoted or listed from time to
time, repurchase ordinary shares issued by the
Company, [Authority expires earlier of the Company's
next AGM or for 15 months from the date of this

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  ISSUER:                ACC LTD
  TICKER:                N/A             CUSIP:     Y0002C112
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited profit and loss                            ISSUER          YES          FOR               FOR
account for the FYE 31 DEC 2008, the balance sheet as
 at that date and the report of the Directors and the
 Auditors thereon

PROPOSAL #2.: Declare a dividend                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Mr. N. S. Sekhsaria who                           ISSUER          YES          FOR               FOR
retires by rotation

PROPOSAL #4.: Re-appoint Mr. Paul Hugentobler who                          ISSUER          YES          FOR               FOR
retires by rotation

PROPOSAL #5.: Re-appoint Mr. Markus Akermann who                           ISSUER          YES          FOR               FOR
retires by rotation

PROPOSAL #6.: Re-appoint Mr. M. L. Narula who retires                      ISSUER          YES          FOR               FOR
 by rotation

PROPOSAL #7.: Appoint Messrs. S. R. Batliboi &                             ISSUER          YES          FOR               FOR
Associates, Chartered Accountants, as the Auditors of
 the Company on such remuneration as agreed upon by
the Board of Directors and the Auditors, in addition
to reimbursement of service tax and all out of pocket
 expenses in connection with the audit of the
accounts of the Company for the YE 31 DEC 2009

PROPOSAL #8.: Appoint Mr. Onne van der Weijde as a                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #9.: Approve the partial modification of                          ISSUER          YES          FOR               FOR
Resolution No. 12 passed at the 71st AGM held on 28
MAR 2007 for the appointment and terms of
remuneration of Mr. Sumit Banerjee, Managing Director
 of the Company, and in accordance with the
provisions of Sections 269, 309, 310 and other
applicable provisions, if any, of the Companies Act,
1956, the Company approves the variation in the terms
 of appointment of Mr. Sumit Banerjee, Managing
Director, [including the remuneration to be paid in
the event of loss or inadequacy of profits in any FY
during the tenure of his appointment], for the
remainder of the tenure of his contract as specified
in the draft supplemental agreement submitted to this
 meeting and signed by the Company Secretary for the
purpose of identification, which agreement is

PROPOSAL #S.10: Amend, pursuant to the provisions of                       ISSUER          YES          FOR               FOR
Section 31 and other applicable provisions, if any,
of the Companies Act, 1956, the Articles of
Association of the Company by substituting the
existing Article 157(ii) with the following Article

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  ISSUER:                ACER INC NEW
  TICKER:                N/A             CUSIP:     Y0004E108
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.1: To report the business of 2008                              ISSUER          NO           N/A               N/A

PROPOSAL #I.2: To report the stock exchange and new                        ISSUER          NO           N/A               N/A
issuance of shares due to the acquisition of E-TEN
Information Systems Co. Ltd

PROPOSAL #I.3: To report the amendments to Acer                            ISSUER          NO           N/A               N/A
Incorporated 2008 Discounted Employee Stock Option
Plan (ESOP)

PROPOSAL #I.4: Supervisors' review report                                  ISSUER          NO           N/A               N/A

PROPOSAL #II.1: To accept 2008 financial statements                        ISSUER          YES          FOR               FOR
and business report

PROPOSAL #II.2: To approve the proposal for                                ISSUER          YES          FOR               FOR
distribution of 2008 profits [cash dividend: TWD 2.0
per share  stock dividend:10/1000 shares]

PROPOSAL #II.3: To approve the capitalization of 2008                      ISSUER          YES          FOR               FOR

PROPOSAL #II.4: To approve issuance of discounted                          ISSUER          YES          FOR               FOR
employee stock option

PROPOSAL #II.5: To approve amendments to Acer's                            ISSUER          YES          FOR               FOR
Procedures Governing Lending of Capital to Others

PROPOSAL #II.6: To approve amendments to Acer's                            ISSUER          YES          FOR               FOR
Procedures Governing Endorsement and Guarantee

PROPOSAL #III.: Special motion                                             ISSUER          YES        AGAINST           AGAINST

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  ISSUER:                ADITYA BIRLA NUVO LTD
  TICKER:                N/A             CUSIP:     Y0014E106
  MEETING DATE:          7/9/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance                        ISSUER          YES          FOR               FOR
sheet as at 31 MAR 2008 and profit and loss Account
for the YE 31 MAR 2008, and the reports of the
Directors and Auditors of the Company

PROPOSAL #2.: Declare the dividend on equity shares                        ISSUER          YES          FOR               FOR
for the YE on 31 MAR 2008

PROPOSAL #3.: Re-appoint Mr. G.P. Gupta as a                               ISSUER          YES          FOR               FOR
Director, who retires from office by rotation

PROPOSAL #4.: Re-appoint Mrs. Rajashree Birla as a                         ISSUER          YES          FOR               FOR
Director, who retires from office by rotation

PROPOSAL #5.: Re-appoint Mr. P. Murari as a Director,                      ISSUER          YES          FOR               FOR
 who retires from office by rotation

PROPOSAL #6.: Re-appoint, in conformity with the                           ISSUER          YES          FOR               FOR
provisions of Section 224 and other applicable
provisions, if any, of the Companies Act, 1956, M/s.
Khimji Kunverji & Company, Chartered Accountants,
Mumbai and M/s. S.R. Batliboi & Company, Chartered
Accountants, Mumbai, the retiring Auditors, as the
Joint Statutory Auditors of the Company, until the
conclusion of the next AGM of the Company, at such
remuneration to each of them, as may be decided by
the Board/Audit Committee of the Board plus
reimbursement of out of pocket expenses as may be
incurred in the performance of their duties
[excluding service tax if any]

PROPOSAL #7.: Re-appoint, pursuant to the provisions                       ISSUER          YES          FOR               FOR
of Section 228 and other applicable provisions, if
any, of the Companies Act, 1956, M/s. Khimji Kunverji
 & Company, Chartered Accountants, Mumbai, as the
Branch Auditors of the Company, to Audit the accounts
 in respect of the Company's Hi-Tech Carbon Division,
 Renukoot, Hi-Tech Carbon Division, Gummidipoondi and
 Financial Services Division, Mumbai, until the
conclusion of the next AGM of the Company at such
remuneration for each of the aforesaid 3 divisions as
 may be decided by the Board/Audit Committee of the
Board plus reimbursement of out of pocket expenses as
 may be incurred, in the performance of their duties
[excluding Service Tax, if any]; re-appoint, pursuant
 to the provisions of Section 228 and other
applicable provisions, if any of the Companies Act
1956, M/s. Khimji Kunverji & Company, Chartered
Accountants, Mumbai and M/s. K.S. Aiyar & Company,
Chartered Accountants, Mumbai, as the Joint Branch
Auditors of the Company, to Audit the accounts in
respect of the Company's Indian Rayon Division at
Veraval, until the conclusion of the next AGM, of the
 Company at such remuneration to each of them as may
be decided by the Board/Audit Committee of the Board
plus reimbursement of out of pocket expenses as may
be incurred, in the performance of their duties
[excluding Service Tax, if any]; re-appoint, pursuant
 to the provisions of Section 228 and other
applicable provisions, if any, of the Companies Act,
1956, M/s. S.R. Batliboi & Company, Chartered
Accountants, Kolkata as the Branch Auditors of the
Company, to Audit the accounts in respect of the
Company's Jaya Shree Taxtiles Division, Rishra,
Aditya Birla Insulator Division at Rishra and Halol
and Indo Gulf Fertilizers, Jagdishpur, until the
conclusion of the next AGM of the Company at such
remuneration for each of the aforesaid Divisions as
may be decided by the Board/Audit Committee of the
Board plus reimbursement of out of pocket expenses as
 may be incurred, in the performance of their duties
[excluding Service Tax, if any]; re-appoint, pursuant
 to the provisions of Section 228 and other
applicable provisions, if any, of the Companies Act,
1956, M/s. Deloitte, Haskins & Sells, Chartered
Accountants, Bangalore, as the Branch Auditors of the
 Company, to Audit the accounts in respect of the
Company's Madura Garments Division, Bangalore, until
the conclusion of the next AGM of the Company at such
 remuneration as may be decided by the Board/Audit
Committee of the Board plus reimbursement of out of
pocket expenses as may be incurred, in the

PROPOSAL #S.8: Approve, subject to the provisions of                       ISSUER          YES          FOR               FOR
Sections 198, 309 and other applicable provisions, if
 any, of the Companies Act, 1956, and subject to the
approval of Central Government, if applicable, the
Company, the payment to the Non-Executive Directors
of the Company, in addition to the sitting fees and
reimbursement of expenses for attending the meetings
of the Board and / or Committees thereof, commission
on annual profits for a further period of 4 years
commencing from 01 APR 2008 for an amount not
exceeding 1% of net profits of the Company or such
other percentage of net profits of the Company, for
each relevant FY as may be permissible from time to
time under the provisions of the said Act, and
approve the amount of commission payable to each of
the Non-Executive Directors for each FY may be
decided by the Board of Directors or its Committee,
as the Board may deem fit

PROPOSAL #S.9: Authorize the Members of the Company,                       ISSUER          YES          FOR               FOR
subject to approval of the Central Government and
other necessary approval(s), if any, pursuant to
Section 259 of the Companies Act, 1956, (including
any statutory modification(s) or re-enactment
thereof, for the time being in force), the rules and
regulations made thereunder and other applicable
provisions thereof, to granted pursuant to the
provisions of Section 31 of the said Act for altering
 the Articles of Association of the Company in the
following manner, that is to say, the existing
Article 95 of the Articles of Association of the
Company be deleted and substituted as specified; and
authorize the Board of Directors of the Company, for
the purpose of giving effect to the above, to take
all actions and to do all such acts, deeds, matters
and things as may be required and to clarify, resolve
 and settle all questions and difficulties that may
arise in relation to the aforesaid and to do all
acts, deeds. matters and things in connection
therewith and indented thereto as they may in their
absolute discretion deem fit including signing
application(s)/documents) on behalf of the Company
for submission to the Central Government, Registrar
of Companies, Gujarat, Ministry of Company Affairs,
the Stock Exchanges where the equity shares of the
Company are listed and other regulatory authorities,
if any for compliance with regulatory requirements as
 applicable in this regard and further delegate all
or any of the powers herein conferred to a committee
of Board and/or the chairman and/or the Managing
Director with an authority to these entities to
further delegate all or any of such powers to anyone
or more executives of the company for the purpose of

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  ISSUER:                ADITYA BIRLA NUVO LTD
  TICKER:                N/A             CUSIP:     Y0014E106
  MEETING DATE:          12/12/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Sections 16, 94 and all other applicable provisions,
 if any of the Companies Act, 1956 [including any
statutory modifications or re-enactment thereof for
the time being in force] to increase the authorized
share capital of the Company of INR 125,00,00,000
divided into 12,00,00,000 equity shares of INR 10
each and 5,00,000 redeemable preference shares of INR
 100 each to INR 180,00,00,000 divided into
17,50,00,000 equity shares of INR 10 each and
5,00,000 redeemable preference shares of INR 100 each
 by the creation of 5,50,00,000 equity shares of INR
10 each and consequently the respective Capital
Clause in the Memorandum and Articles of Association
of the Company do stand altered accordingly and as
also provided in the resolutions below

PROPOSAL #S.2: Amend the Memorandum of Association of                      ISSUER          YES          FOR               FOR
 the Company by substituting the existing Clause V
thereof by new Clause V as specified

PROPOSAL #S.3: Amend, pursuant to the provisions of                        ISSUER          YES          FOR               FOR
Section 31 and all other applicable provisions, if
any of the Companies Act, 1956 [including any
statutory modification or re-enactment thereof for
the time being in force], the existing Articles of
Association of the Company by substituting the
existing Article 5(a) with the specified Article

PROPOSAL #S.4: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Sections 198, 269 and 309 read with Schedule XIII
and other applicable provisions, if any, of the
Companies Act, 1956, as amended from time to time,
applicable guidelines for managerial remuneration
issued by the Central Government from time to time
and further subject to such approvals, if any
necessary, the re-appointment of Dr. Bharat K. Singh
as the Managing Director of the Company for the
period of 1 year with effect from 01 NOV 2008 and
upon the existing terms and conditions including
remuneration, as approved by the shareholders through
 postal ballot on 22 NOV 2007, with further liberty
to the Board [which term shall include any Committee
constituted or to be constituted by the Board] from
time to time to alter the said terms and conditions,
in such manner as may be agreed to between the Board
and Dr. Bharat K. Singh and as may be permissible at

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ADITYA BIRLA NUVO LTD
  TICKER:                N/A             CUSIP:     Y0014E106
  MEETING DATE:          6/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve, subject to consent of the                          ISSUER          YES          FOR               FOR
shareholders of the Company, and pursuant to and in
terms of Section 81 [1A] and all other applicable
provisions of the Companies Act, 1956, if any
[including any statutory modification[s] or re-
enactment thereof, for the time being in force], the
provisions of Foreign Exchange Management Act, 1999
and rules and regulations framed thereunder and
pursuant to the provisions of Chapter XIII of the
Securities and Exchange Board of India [Disclosure
and Investor Protection] Guidelines 2000 [SEBI (DIP)
Guidelines], as in force and subject to all other
applicable rules, regulations and guidelines of the
Securities and Exchange Board of India [SEBI], and
enabling provisions of the Memorandum and Articles of
 Association of the Company and the Listing
Agreements entered into between the Company and the
Stock Exchanges, where the shares of the Company are
listed and subject to requisite approvals, consents,
permissions and/or sanctions if any of SEBI, the
Stock Exchanges, and all other authorities including
Reserve Bank of India as may be required and subject
to such conditions as may be prescribed by any of
them while granting any such approval, to create,
offer, issue and allot, from time to time, in one or
more tranches, up to 1,85,00,000 Warrants on a
preferential basis to the Promoters and/or Promoter
Group of the Company entitling the holder of each
Warrant from time to time to apply for and obtain
allotment of 1 equity share of the face value of INR
10 each against such warrant [hereinafter referred to
 as the warrants], in 1 or more tranches, in such
manner and on such price, terms and conditions as may
 be determined by the Board in accordance with the
SEBI [DIP] Guidelines or other provisions of law as
may be prevailing at the time; provided that the
minimum price of the Warrants so issued shall not be
less than the price arrived at in accordance with
provisions of Chapter XIII of SEBI [DIP] Guidelines;
the relevant date for the preferential issue of
Warrants, as per the SEBI [DIP] Guidelines, as
amended up to date, for the determination of
applicable price for the issue of the abovementioned
Warrants is 30 days prior to the date of this EGM
i.e., 18 MAY 2008; the equity shares allotted on
conversion of warrants in terms of this resolution
shall rank pari passu in all respects including as to
 dividend with the then existing fully paid up equity
 shares of face value of INR 10 each of the Company
subject to the relevant provisions contained in the
Memorandum and the Articles of Association of the
Company; authorize the Board of the Company, for the
purpose of giving effect to the above, to take all
actions and do all such acts, deeds, matters and
things as it may, in its absolute discretion, deem
necessary, desirable, incidental or expedient to the
issue or allotment of aforesaid Warrants and listing
of the Equity Shares on conversion with the Stock
Exchange(s) as appropriate and to clarify, resolve
and settle all questions and difficulties that may

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ADVANCED INFO SERVICE PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y0014U183
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the matters to be informed                           ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to certify the minutes of the                        ISSUER          YES          FOR               FOR
2008 AGM of the shareholders held on 10 APR 2008

PROPOSAL #3.: Approve to certify the results of                            ISSUER          YES          FOR               FOR
operation for 2008

PROPOSAL #4.: Approve the balance sheet statement of                       ISSUER          YES          FOR               FOR
income and the statement of cash flow for FYE 31 DEC
2008

PROPOSAL #5.: Approve the dividend payment for the FY                      ISSUER          YES          FOR               FOR
 2008

PROPOSAL #6.: Approve the issuing and offering of                          ISSUER          YES          FOR               FOR
debenture in an amount not exceeding THB

PROPOSAL #7.: Approve the addition of the Company's                        ISSUER          YES          FOR               FOR
objective item 49 on electronic payment business and
amend the Company's Memorandum of Association Clause 3

PROPOSAL #8.: Re-appoint the retiring Directors                            ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the Directors remuneration for                       ISSUER          YES          FOR               FOR
2009

PROPOSAL #10.: Appoint the Company's Auditors and                          ISSUER          YES          FOR               FOR
approve to determine the Auditors remuneration for
the year 2009

PROPOSAL #11.: Approve the allotment of the                                ISSUER          YES        AGAINST           AGAINST
additional ordinary share, reserved for exercising
the right to confirm to the adjustment prescribed in

PROPOSAL #12.: Other matters [if any]                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ADVANCED SEMICONDUCTOR ENGINEERING INC
  TICKER:                N/A             CUSIP:     Y00153109
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement, guarantee                        ISSUER          NO           N/A               N/A
and monetary loans

PROPOSAL #A.4: The indirect investment in People's                         ISSUER          NO           N/A               N/A
Republic of China

PROPOSAL #A.5: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.5 per share

PROPOSAL #B.3: Approve the proposal of capital                             ISSUER          YES        AGAINST           AGAINST
injection to issue new shares or global depositary
receipt or convertible bonds

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #b81.1: Elect Ase Enterprises Limited /                           ISSUER          YES          FOR               FOR
Shareholder No.: 1 as a Director; Representative: Mr.
 Jason Chang

PROPOSAL #b81.2: Elect Mr. Richard Chang /                                 ISSUER          YES          FOR               FOR
Shareholder No.: 3 as a Director

PROPOSAL #b81.3: Elect Ase Enterprises Limited /                           ISSUER          YES          FOR               FOR
Shareholder No.: 1 as a Director; Representative: Mr.
 Tien Wu

PROPOSAL #b81.4: Elect Ase Enterprises Limited /                           ISSUER          YES          FOR               FOR
Shareholder No.: 1 as a Director; Representative: Mr.
 Joseph Tung

PROPOSAL #b81.5: Elect Ase Enterprises Limited /                           ISSUER          YES          FOR               FOR
Shareholder No.: 1 as a Director; Representative: Mr.
 Raymond Lo

PROPOSAL #b81.6: Elect Ase Enterprises Limited /                           ISSUER          YES          FOR               FOR
Shareholder No.: 1 as a Director; Representative: Mr.
 Jeffrey Chen

PROPOSAL #b82.1: Elect Mr. Ta-Lin Hsu / Passport No.:                      ISSUER          YES          FOR               FOR
 19430408HS as an Independent Director

PROPOSAL #b82.2: Elect Mr. Shen-Fu Yu / Shareholder                        ISSUER          YES          FOR               FOR
No.: H101915517 as an Independent Director

PROPOSAL #b83.1: Elect Hung-Ching Development and                          ISSUER          YES          FOR               FOR
Construction Company Limited / Shareholder No.: 61233
 as a Supervisor; Representative: Mr. Yuan-Yi Tseng

PROPOSAL #b83.2: Elect Ase Test Inc / Shareholder                          ISSUER          YES          FOR               FOR
No.: 144216 as a Supervisor; Representative: Mr. John

PROPOSAL #b83.3: Elect Ase Test Inc / Shareholder                          ISSUER          YES          FOR               FOR
No.: 144216 as a Supervisor; Representative: Mr.
Tien-Szu Chen

PROPOSAL #b83.4: Elect Ase Test Inc / Shareholder                          ISSUER          YES          FOR               FOR
No.: 144216 as a Supervisor; Representative: Mr.

PROPOSAL #B.9: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.10: Extraordinary motions                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ADVANCED SEMICONDUCTOR ENGINEERING, INC.
  TICKER:                ASX             CUSIP:     00756M404
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #B1: TO RECOGNIZE 2008 BUSINESS AND                               ISSUER          YES          FOR             AGAINST
FINANCIAL REPORTS.*

PROPOSAL #B2: TO RECOGNIZE THE PROPOSAL FOR                                ISSUER          YES          FOR             AGAINST
DISTRIBUTION OF 2008 PROFITS.

PROPOSAL #C1: TO DISCUSS AUTHORIZING THE BOARD OF                          ISSUER          YES        AGAINST           AGAINST
DIRECTORS TO PURSUE PUBLIC DEPOSITARY RECEIPT
OFFERINGS, LOCAL RIGHTS ISSUES, DOMESTIC CBS OR
FOREIGN CBS AT PROPER TIMING.

PROPOSAL #C2: TO DISCUSS THE AMENDMENTS TO THE                             ISSUER          YES          FOR             AGAINST
REGULATIONS GOVERNING THE ACQUISITION OR DISPOSITION
OF ASSETS.

PROPOSAL #C3: TO DISCUSS THE AMENDMENTS TO THE                             ISSUER          YES          FOR             AGAINST
REGULATIONS FOR FUND LENDING.

PROPOSAL #C4: TO DISCUSS THE AMENDMENTS TO THE                             ISSUER          YES          FOR             AGAINST
REGULATIONS OF ENDORSEMENT GUARANTEE.

PROPOSAL #C5: TO DISCUSS THE AMENDMENTS TO THE                             ISSUER          YES          FOR             AGAINST
ARTICLES OF INCORPORATION.

ELECTION OF DIRECTOR: JASON CHANG**                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RICHARD CHANG**                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: TIEN WU**                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOSEPH TUNG**                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RAYMOND LO**                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JEFFREY CHEN**                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: TA-LIN HSU**                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SHEN-FU YU**                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: YUAN-YI TSENG***                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN HO***                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: TIEN-SZU CHEN***                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SAMUEL LIU***                                        ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ADVANTECH CO LTD
  TICKER:                N/A             CUSIP:     Y0017P108
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, staff bonus

PROPOSAL #B.4: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans, endorsement and guarantee

PROPOSAL #B.6: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AES GENER SA
  TICKER:                N/A             CUSIP:     P0607J140
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to agree the exchange of the                         ISSUER          YES          FOR               FOR
currency currently used to report the social capital,
 without changing the number of shares in which it is
 currently divided, from Chilean pesos to united
states dollars, with the purpose of adapting it to
the international financial reporting standards,
IFRS, to be in compliance with the IFRS requirements
when reporting the financial and accounting reports
of the society, and to modify the by laws of the
Company accordingly

PROPOSAL #2.: Adopt all other necessary agreements in                      ISSUER          YES          FOR               FOR
 order to materialize, and make effective the
decisions agreed during the session

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AES TIETE SA
  TICKER:                N/A             CUSIP:     P4991B101
  MEETING DATE:          1/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AES TIETE SA
  TICKER:                N/A             CUSIP:     P4991B101
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To take knowledge of the Directors                           ISSUER          NO           N/A               N/A
accounts, to examine, discuss and approve the
Company's consolidated financial statements for the
FYE 31 DEC 2008

PROPOSAL #2.: To approve the distribution of net                           ISSUER          NO           N/A               N/A
profits from the 2008 FY

PROPOSAL #3.: Elect the 5 Members of the Board of                          ISSUER          YES          FOR               FOR
Directors, 3 principal and 2 substitutes

PROPOSAL #4.: Elect the Members of the Finance                             ISSUER          YES          FOR               FOR
Committee

PROPOSAL #5.: To set the total annual remuneration                         ISSUER          NO           N/A               N/A
for the Members of the Board of Directors elected,
and for the Finance Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AFRICA ISRAEL INVTS LTD
  TICKER:                N/A             CUSIP:     M02005102
  MEETING DATE:          7/9/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve an amendment to the service                          ISSUER          YES        AGAINST           AGAINST
contract of Mr. Nadav Grinspon by which Mr. Grinspon
will supply the Company with services in the capacity
 of Deputy Executive Chairman on the basis of at
least 100 hours a month in consideration for (a) NIS
100,000 a month; (b) 225,000 options as in item 2
below; (c) bonus of up to 6 monthly payments at the
discretion of the Board taking the business results
into account; (d) Company car, refund of expenses and
 usual ancillary benefits

PROPOSAL #2.: Approve to issue Mr. Grinspon of                             ISSUER          YES        AGAINST           AGAINST
225,000 options exercisable for NIS 229.75 index
linked each, the exercise price being used only for
the purpose of calculating the bonus value

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AFRICA ISRAEL INVTS LTD
  TICKER:                N/A             CUSIP:     M02005102
  MEETING DATE:          1/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to discuss the financial                             ISSUER          YES        ABSTAIN           AGAINST
statements and the Directors' report for the year 2007

PROPOSAL #2.: Re-appoint Messrs. L. Leiev, A.                              ISSUER          YES        ABSTAIN           AGAINST
Grinshpon, C. Erez, I. Forum, E. Haber and S. Shekedi
 as the Director, the External Directors continue in
office by provision of Law

PROPOSAL #3.: Appoint the Accountant Auditors                              ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #4.1: Ratify the cover for the year February                      ISSUER          YES        ABSTAIN           AGAINST
 2008-2009, basic policy of the Company and
subsidiaries, cover USD 20 million, premium USD
22,826, participation in Africa Israel Group Policy,
cover USD 70 million, premium USD 116,200 of which
the share of the Company is USD 34,400

PROPOSAL #4.2: Approve the purchase of additional                          ISSUER          YES        ABSTAIN           AGAINST
Africa Israel Group Policy to cover for the year
September 2008-2009 USD 70 million for a premium of
USD 57,000 of which the share of the Company is USD
16,200

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AFRICAN BK INVTS LTD
  TICKER:                N/A             CUSIP:     S01035112
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.141: Approve the resignation and                               ISSUER          YES          FOR               FOR
appointment of each of the Directors as specified are
 moved as separate and stand-alone Resolutions in
respect of each such Directors

PROPOSAL #O.142: Re-elect Mr. Antonio Fourie as a                          ISSUER          YES          FOR               FOR
Director, who retires in accordance with the
Company's Articles of Association

PROPOSAL #O.143: Re-elect Mr. David Braidwood Gibbon                       ISSUER          YES          FOR               FOR
as a Director, who retires in accordance with the
Company's Articles of Association

PROPOSAL #O.144: Re-elect Mr. Bahle Dawn Goba as a                         ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with the Company's Articles of Association

PROPOSAL #O.145: Re-elect Mr. Thamsanqa Mthunzi                            ISSUER          YES          FOR               FOR
Sokutu as as Director of the Company, who retires in
accordance with the Company's Articles of Association

PROPOSAL #O.146: Re-elect Mr. Ashley Tugendhaft as a                       ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with the Company's Articles of Association

PROPOSAL #O.2: Re-appoint Deloitte and Touche as                           ISSUER          YES          FOR               FOR
Auditors of the Company and appoint Mgcinisihlalo
Jordan as the designated Auditor to hold office for
the ensuing year; and to authorize the Directors to
determine the remuneration of the Auditors

PROPOSAL #S.1: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, to contemplate the sections 85 to 89 of the
Companies Act [the Act], the acquisitions by the
Company, and/or any subsidiary of the Company, from
time to time of the issued ordinary shares of the
Company, upon such terms and conditions and in such
amounts as the Directors of the Company may from time
 to time determine, but subject to the Articles of
Association of the Company, the provisions of the Act
 and the JSE Listings Requirements, when applicable,
and provided that; [Authority shall be valid until
only the next AGM of the Company or 15 months from
the date of the AGM at which this special resolution
is passed, whichever period is shorter], the
repurchase of shares being effected through the main
order book operated by the trading system of the JSE
Limited [the JSE] and being done without any prior
understanding or arrangement between the Company and
the counterparty; the aggregate percentage of issued
shares in the Company which the Company together with
 any of its subsidiaries may acquire during any one
FY under this general authority shall not exceed 3%
of the Company's issued ordinary share capital; when
the Company, together with its subsidiaries, has
cumulatively repurchased 3% of the initial number of
the relevant class of securities an announcement will
 be made; subject always to the limitation specified
in 6.3 above, the aggregate percentage of issued
shares in the Company which the Company's
subsidiaries may hold as treasury stock, at any time,
 shall not exceed 10% of the Company's issued share
capital for each class of shares; repurchases must
not be made at a price greater than 10% above the
weighted average of the market value for the shares
for the 5 [five] business days immediately preceding
the date on which the transaction is effected or, if
the Company's shares have not traded in such 5
business day period, the JSE should be consulted for
a ruling; at any point in time, the Company may only
appoint one agent to effect any repurchases on its
behalf; such repurchases may only be effected if,
thereafter, the Company still complies with the
shareholder spread requirements of the JSE; no
repurchase may take place during prohibited periods
stipulated by the JSE Listings Requirements unless
the Company has in place a repurchase programme where
 the dates and quantities of shares to be traded
during the relevant period are fixed and not subject
to any variation and full details of the programme
have been disclosed in an announcement over SENS
prior to the commencement of the prohibited period;
and any acquisition shall be subject to: the
Companies Act; the JSE Listings Requirements and any
other applicable stock exchange rules, as may be
amended from time to time; and any other relevant
authority whose approval is required by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AFRICAN RAINBOW MINERALS LTD
  TICKER:                N/A             CUSIP:     S01680107
  MEETING DATE:          11/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports for year ended

PROPOSAL #2.1: Re-elect Mr. F. Abbott as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Re-elect Mr. W.M. Gule as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Re-elect Mr. K.S. Mashalane as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.4: Re-elect Mr. Z.B. Swanepoel as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.: Re-elect Mr. L.A. Shiels as a Director                       ISSUER          YES          FOR               FOR
appointed during the year

PROPOSAL #4.: Ratify the Ernst Young as the Auditors                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the remuneration of the                              ISSUER          YES          FOR               FOR
Directors
PROPOSAL #6.: Approve the 2008 Share Plan                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AGILE PPTY HLDGS LTD
  TICKER:                N/A             CUSIP:     G01198103
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
financial statements of the Company and its
subsidiaries for the YE 31 DEC 2008 together with the
 Directors' report and the Auditor's report thereon

PROPOSAL #2.i: Re-elect Mr. Chen Zhou Lin as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.ii: Re-elect Ms. Luk Sin Fong, Fion as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.iii: Re-elect Dr. Cheng Hon Kwan as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.iv: Authorize the Remuneration Committee                       ISSUER          YES          FOR               FOR
to fix the remuneration of the Executive Directors

PROPOSAL #3.: Approve the remuneration of HKD 288,750                      ISSUER          YES          FOR               FOR
 to be paid to each of the Independent Non-Executive
Directors of the Company for the YE 31 DEC 2009,
provided that such remuneration will be paid in
proportion to the period of service in the case of a
Director who has not served a complete year

PROPOSAL #4.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company and authorize the
Directors to fix their remuneration

PROPOSAL #6.A: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 during the relevant period, to repurchase shares of
the Company on The Stock Exchange of Hong Kong
Limited [the Stock Exchange] or on any other stock
exchange on which the shares of the Company may be
listed and recognized by the Securities and Futures
Commission and the Stock Exchange for this purpose,
subject to and in accordance with all applicable laws
 and the requirements of the Rules Governing the
Listing of Securities on the Stock Exchange or of any
 other stock exchange as amended from time to time,
not exceed 10% of the aggregate nominal amount of the
 share capital of the Company in issue at the date of
 passing of this Resolution; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Articles of Association of the Company or any

PROPOSAL #6.B: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, to allot, issue and deal with additional
shares in the capital of the Company and to make and
grant offers, agreements and options [including
warrants, bonds, debentures, notes and other
securities which carry rights to subscribe for or are
 convertible into shares of the Company], during and
after the end of relevant period, not exceeding 20%
of the aggregate nominal amount of the share capital
of the Company, otherwise than pursuant to: a) a
rights issue; or b) an issue of shares upon the
exercise of subscription rights under any option
scheme or similar arrangement for the time being
adopted for the grant or issue to the grantees as
specified in such scheme or similar arrangement of
shares or rights to acquire shares of the Company; or
 c) any issue of shares pursuant to the exercise of
rights of subscription or conversion under the terms
of any existing warrants, bonds, debentures, notes
and other securities of the Company which carry
rights to subscribe for or are convertible into
shares of the Company; or d) an issue of shares
pursuant to any scrip dividend or similar arrangement
 providing for the allotment of shares in lieu of the
 whole or part of the dividend on shares of the
Company in accordance with the Articles of
Association of the Company; and [Authority expires
the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the

PROPOSAL #6.C: Approve, subject to the passing of                          ISSUER          YES        AGAINST           AGAINST
Resolutions 6.A and 6.B, to extend the aggregate
nominal amount of share capital that may be allotted
or agreed conditionally or unconditionally to the
Directors of the Company, pursuant to Resolution 6.B
by addition thereto of an amount representing the
aggregate nominal amount of shares of the Company
repurchased or otherwise acquire by the Company
pursuant Resolution 6.A, not exceeding 10% of the
aggregate nominal amount of the issued share capital
of the Company as at the passing of this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AIR CHINA LTD
  TICKER:                N/A             CUSIP:     Y002A6104
  MEETING DATE:          10/9/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint Ms. Wang Yinxiang as a Non-                          ISSUER          YES          FOR               FOR
Executive Director of the Board of Directors of the
Company

PROPOSAL #S.2.A: Approve the Company's purchase of 20                      ISSUER          YES          FOR               FOR
 Airbus 330-Series aircraft from Airbus Company

PROPOSAL #S.2.B: Approve the Company's purchase of 15                      ISSUER          YES          FOR               FOR
 Boeing 777 and 30 Boeing 737 aircraft from Boeing
Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AIR CHINA LTD
  TICKER:                N/A             CUSIP:     Y002A6104
  MEETING DATE:          12/22/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the appointment of Mr. He                            ISSUER          YES          FOR               FOR
Chaofan as a shareholder representative Supervisor
for the second session of the Supervisory Committee
of the Company

PROPOSAL #2.: Approve that, from 01 JAN 2009, the                          ISSUER          YES          FOR               FOR
Company may send or supply corporate communications
to its shareholders of H shares in relation to whom
the following conditions are met by making such
corporate communications available on the Company's
own website: (i) each holder of H shares has been
asked individually by the Company to agree that the
Company may send or supply corporate communications
generally, or the corporate communication in
question, to him by means of the Company's own
website; and (ii) the Company has not received a
response indicating objection from the holder of H
shares within the period of 28 days beginning with
the date on which the Company's request was sent, the
 shareholders of H shares in relation to whom the
aforesaid 2 conditions are met shall be taken to have
 agreed that the Company may send or supply corporate
 communications to such shareholders by making such
corporate communications available at the Company's

PROPOSAL #S.3: Approve, a medium-term notes program                        ISSUER          YES          FOR               FOR
of the Company [the Program] on the terms: (i)
issuance of medium-term notes with a term of 3 or 5
years in the inter-bank bond market in the People's
Republic of China, which may be issued in tranches,
with an aggregate amount not exceeding RMB 6 billion;
 (ii) the main use of proceeds from the Program is to
 adjust the debt structure of the Company and
supplement its working capital; and authorize the
Chairman of the Board, or an Executive Director or
any person authorized by the Chairman of the Board of
 the Company to deal with all matters in connection
with the issuance of the medium-term notes, including
 but not limited to: (i) determine the details of
timing, amount, the number of tranches, interest
rate, use of proceeds and all other matters relating
to the reporting and issuance of the medium term
notes; (ii) signing the necessary documents in
connection with the Program, including but not
limited to the document in relation to the issuance
application, issuance prospectus, underwriting
agreement and all announcements relating thereto;
(iii) deal with the necessary procedural matters,
including but not limited to the relevant
registration matters; and (iv) to do all other

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AIR CHINA LTD
  TICKER:                N/A             CUSIP:     Y002A6104
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for the year 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the year 2008

PROPOSAL #3.: Approve the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements of the Company for the year 2008
 prepared under the Accounting Standards for
Enterprises of the PRC and International Financial
Reporting Standards

PROPOSAL #4.: Approve the profit distribution                              ISSUER          YES          FOR               FOR
proposal that no dividends be distributed for the
year 2008 as recommended by the Board of Directors of

PROPOSAL #5.: Re-appoint Ernst & Young as the                              ISSUER          YES          FOR               FOR
Company's International Auditors and Ernst & Young
Hua Ming CPAS Limited Company as the Company's
Domestic Auditors for the YE 31 DEC 2009 and
authorize the Board of Directors of the Company to
determine their remunerations

PROPOSAL #6.: Appoint Mr. Cao Jianxiong as a Non-                          ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #7.: Appoint Mr. Fu Yang as an Independent                        ISSUER          YES          FOR               FOR
Non-Executive Director of the Company and approve to
determine his remuneration with reference to the
emoluments of the Independent Non-Executive Directors
 of the second session of the Board [which is RMB
60,000]

PROPOSAL #8.: Approve the procurement of Directors                         ISSUER          YES          FOR               FOR
and officers liability insurance for the Directors,
Supervisors and Senior Management of the Company and
authorize the Board to determine any adjustments to
the limits of liability and premiums and authorize
the Management of the Company to handle issues
relating to the liability insurance on a yearly basis
 including but not limited to selection of the
insurance Company and execution of insurance contracts

PROPOSAL #S.9.A: Authorize the Board of Directors of                       ISSUER          YES        AGAINST           AGAINST
the Company to allot, issue and deal with additional
shares of the Company [Shares] and to make or grant
offers, agreements and options which might require
during and after the end of the relevant period; the
amount of additional a Shares and overseas-listed
foreign shares [H Shares] [as the case may be]
allotted, issued and dealt with or agreed
conditionally or unconditionally to be allotted,
issued and dealt with either separately or
concurrently by the Board of Directors of the Company
 pursuant to the approval in this resolution, shall
not exceed 20% of each of the Company's existing A
Shares and H Shares [as the case may be] in issue at
the date of passing this special
resolution;[Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the 12 months period following the

PROPOSAL #S.9.B: Authorize the Board of Directors of                       ISSUER          YES        AGAINST           AGAINST
the Company to increase the registered capital of the
 Company to reflect the issue of shares authorized
under special resolution 9A, and to make such
appropriate and necessary amendments to the Articles
of Association of the Company as they think fit to
reflect such increases in the registered capital of
the Company and to take any other action and complete
 any formality required to effect such increase of
the registered capital of the Company

PROPOSAL #S.10: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company as set out in Appendix I of the circular
dispatched by the Company on 24 APR 2009 and
authorize an Executive Director to adjust, at his or
her discretion, the said amendments in accordance
with the opinion of the relevant PRC authorities [the
 proposed amendment to the articles of amendments
will be submitted to the relevant PRC authorities for
 approval after being approved at the AGM]

PROPOSAL #S.11: Amend the rules and procedure of                           ISSUER          YES          FOR               FOR
shareholders' meeting, the rules and procedure of
meetings of the Board of Directors and the rules and
procedure of meetings of the Supervisory Committee of
 the Company, the revised full text of which are as
specified in Appendix II, III and IV respectively of
the circular despatched by the Company on 24 APR 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AIRPORTS OF THAILAND PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y0028Q111
  MEETING DATE:          1/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the minutes of the 1/2008 the                        ISSUER          YES          FOR               FOR
EGM of shareholders held on 14 MAR 2008

PROPOSAL #2.: Acknowledge the operating results of                         ISSUER          YES          FOR               FOR
2008
PROPOSAL #3.: Approve the balance sheets and income                        ISSUER          YES          FOR               FOR
statements for the YE 30 SEP 2008

PROPOSAL #4.: Approve the appropriation of dividend                        ISSUER          YES          FOR               FOR
payment according to the operating results in the
accounting period 2008

PROPOSAL #5.A: Elect a Director, in replacement of                         ISSUER          YES        AGAINST           AGAINST
Mr. Vinai Vittavasgarnvej who retires by rotation

PROPOSAL #5.B: Elect a Director, in replacement of                         ISSUER          YES        AGAINST           AGAINST
Mr. Pongsak Semson who retires by rotation

PROPOSAL #5.C: Elect a Director, in replacement of                         ISSUER          YES        AGAINST           AGAINST
Air Marshal Sumet Photimanee who retires by rotation

PROPOSAL #5.D: Elect a Director, in replacement of                         ISSUER          YES        AGAINST           AGAINST
Mr. Arkhom Termpittayapaisith who retires by rotation

PROPOSAL #5.E: Elect a Director, in replacement of                         ISSUER          YES        AGAINST           AGAINST
Flight Lieutenant Usar Borisuth who retires by

PROPOSAL #6.: Approve the remuneration of the Board                        ISSUER          YES          FOR               FOR
Members

PROPOSAL #7.: Appoint an Auditor and determine the                         ISSUER          YES          FOR               FOR
Auditor's remuneration

PROPOSAL #8.: Other matters (if any)                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AIRPORTS OF THAILAND PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y0028Q111
  MEETING DATE:          2/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Piyapan Champasut as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.2: Elect Air Chief Marshal Raden Puengpak                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #1.3: Elect Air Chief Marshal Bureerat                            ISSUER          YES          FOR               FOR
Ratanavanich as a Director

PROPOSAL #1.4: Elect Mr. Pongsak Semson as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.5: Elect Mr. Utid Tamwatin as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.6: Elect Mr. Thanapich Mulapruk as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.7: Elect Mr. Suphoth Sublom as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.8: Elect Mr. Chakarn Saengruksawong as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.9: Elect Mr. Arkhom Termpittayapaisith as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #1.10: Elect Mrs. Rawittha Pongnuchit as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.11: Elect Mr. Wutisak Lapcharoensap as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.12: Elect Mr. Prasong Poontaneat as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.13: Elect Miss. Pongpen Summapan as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.14: Elect Mr. Suthi Kreingchaiyapruk as a                      ISSUER          YES          FOR               FOR
 Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AKBANK TURK ANONIM SIRKETI
  TICKER:                N/A             CUSIP:     M0300L106
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint the Presidential Board and                           ISSUER          NO           N/A               N/A
authorize to sign the minutes of the general meeting

PROPOSAL #2.: Approve the communication of the                             ISSUER          NO           N/A               N/A
reports of the Board of Directors, the Internal
Auditors and the Independent Auditor

PROPOSAL #3.: Ratify the balance sheet and profit and                      ISSUER          NO           N/A               N/A
 loss statement for 2008 and grant discharge of
liability of the Board of Directors and the Auditors
from the operations and accounts of 2008

PROPOSAL #4.: Approve the decision on the                                  ISSUER          NO           N/A               N/A
appropriation of profits of 2008

PROPOSAL #5.: Approve the renewal and appointment of                       ISSUER          NO           N/A               N/A
the Internal Auditors and determination of their
salaries

PROPOSAL #6.: Approve the information to the                               ISSUER          NO           N/A               N/A
shareholders regarding the donations for 2008

PROPOSAL #7.: Authorize the Board of Directors in                          ISSUER          NO           N/A               N/A
connection with matters falling within the scope of
Articles 334 and 335 of the Turkish Commercial Code

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AKSIGORTA AS
  TICKER:                N/A             CUSIP:     M0376Z104
  MEETING DATE:          3/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Presidential Board                     ISSUER          NO           N/A               N/A

PROPOSAL #2.: Grant authority to the Chairmanship to                       ISSUER          NO           N/A               N/A
sign the minutes of the meeting

PROPOSAL #3.: Receive the reports of the Board of                          ISSUER          NO           N/A               N/A
Directors and the Auditors

PROPOSAL #4.: Approve the balance sheet and income                         ISSUER          NO           N/A               N/A
statements, the acceptance or rejection of the profit
 distribution proposal

PROPOSAL #5.: Approve to absolve the members of the                        ISSUER          NO           N/A               N/A
Board of Directors and the Auditors

PROPOSAL #6.: Approve to determine the monthly gross                       ISSUER          NO           N/A               N/A
salaries and goodwill of the Board Members

PROPOSAL #7.: Elect the Board members and approve to                       ISSUER          NO           N/A               N/A
determine their duty period

PROPOSAL #8.: Approve the assignment of the                                ISSUER          NO           N/A               N/A
Independent Auditing Company

PROPOSAL #9.: Approve the change of Article 4 of                           ISSUER          NO           N/A               N/A
Articles of Association of the Company

PROPOSAL #10.: Authorize the Chairman and Board                            ISSUER          NO           N/A               N/A
members to make written proceedings on Articles 334
and 335 of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALFA SAB DE CV
  TICKER:                N/A             CUSIP:     P0156P117
  MEETING DATE:          4/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Submission and, where appropriate,                           ISSUER          NO           N/A               N/A
approval of a proposal to cancel 40000000 shares,
from the purchase program of its own shares that are
in the Treasury, and to take effect the resolution s
of the case

PROPOSAL #2.: Appointment of delegates                                     ISSUER          NO           N/A               N/A

PROPOSAL #3.: Reading and, where appropriate,                              ISSUER          NO           N/A               N/A
approval of minutes of the meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALFA SAB DE CV
  TICKER:                N/A             CUSIP:     P0156P117
  MEETING DATE:          4/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Presentation and, if relevant, approval                      ISSUER          NO           N/A               N/A
 of the reports that are referred to in Article 28
[iv], of the Securities Market Law, relating to the
2008 FY

PROPOSAL #II.: Proposals on the allocation of the                          ISSUER          NO           N/A               N/A
results account for the 2008 FY, which include to
declare a cash dividend, the setting of the maximum
amount of funds that may be allocated for the
purchase of the Company's own shares

PROPOSAL #III.: Election of the Members of the Board                       ISSUER          NO           N/A               N/A
of Directors and of the Chairperson of the audit and
Corporate Practices Committee, setting of their
remuneration and related resolutions

PROPOSAL #IV.: Designation of delegates                                    ISSUER          NO           N/A               N/A

PROPOSAL #V.: Reading and, if relevant, approval of                        ISSUER          NO           N/A               N/A
the minutes of the meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALIBABA.COM LTD
  TICKER:                N/A             CUSIP:     G01717100
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements together with the Directors' report and
the Independent Auditor's report for the YE 31 DEC

PROPOSAL #2.: Re-elect Mr. Wei Zhe, David, as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.: Re-elect Mr. Tsai Chung, Joseph as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-elect Mr. Okada, Satoshi as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Mr. Kwan Ming Sang, Savio, as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #6.: Appoint Mr. Lee Shi-Huei as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Appoint Mr. Deng Kang Ming as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #8.: Authorize the Board of Directors to fix                      ISSUER          YES          FOR               FOR
 the Directors' remuneration

PROPOSAL #9.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors to fix their remuneration

PROPOSAL #10.: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 [Directors], subject to this resolution, and
pursuant to the Rules Governing the Listing of
Securities on the Stock Exchange of Hong Kong
Limited, to allot, issue or otherwise deal with
additional shares or securities convertible into
Shares, or options, warrants or similar rights to
subscribe for any Shares, and to make or grant
offers, agreements and options during and after the
end of the relevant period, not exceeding 10% of the
aggregate nominal of the issued share capital of the
Company otherwise than pursuant to: i) a Rights
Issue; ii) the exercise of rights of subscription or
conversion under the terms of any warrants issued by
the Company or any securities which are convertible
into Shares of the Company; iii) the exercise of any
option scheme or similar arrangement; or iv) any
scrip dividend or similar arrangement providing for
the allotment of Shares in lieu of the whole or part
of a dividend on Shares in accordance with the
Articles of Association of the Company;[Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Articles of Association of the Company or any
applicable laws of the Cayman Islands to be held]

PROPOSAL #11.: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to repurchase shares I the capital of the Company on
 The Stock Exchange of Hong Kong Limited [the Stock
Exchange] or on any other exchange on which the
securities of the Company may be listed and
recognized by the Securities and Futures Commission
of Hong Kong and the Stock Exchange for such purpose,
 and otherwise in accordance with the rules and
regulations of the securities and Futures Commission
of Hong Kong and the Stock Exchange or of any other
stock exchange as amended from time to time and all
applicable laws and regulations during and after the
end of the relevant period, not exceeding 10% of the
aggregate nominal amount of the issued share capital
of the Company in issue on the date of passing this
resolution;[Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Articles of
Association of the Company or any applicable laws of
the Cayman Islands to be held]

PROPOSAL #12.: Approve, conditional upon the                               ISSUER          YES        AGAINST           AGAINST
Resolutions 11 and 12 as specified, the aggregate
nominal amount of the number of shares which are
repurchased by the Company after the date of the
passing of this resolution [up to a maximum of 10% of
 the aggregate nominal amount of the share capital of
 the Company in issue as at the date of this
Resolution] shall be added to the aggregate nominal
amount of share capital that may be allotted or
agreed conditionally or unconditionally to be
allotted by the Directors of the Company pursuant to
Resolution numbered 11 as specified

PROPOSAL #13.: Approve, subject to this resolution,                        ISSUER          YES          FOR               FOR
to allot, issue and deal with additional shares to be
 issued under the restricted share unit scheme
approved and adopted by the then sole shareholder of
the Company and the Board of Directors of the
Company, both on 12 OCT 2007, during and after the
end of the relevant period and subsequently amended
by our shareholders at the AGM of the Company held on
 05 MAY 2008 [Restricted Share Unit Scheme] the
aggregate nominal amount in additional shares
allotted, issued or dealt with, by the Directors
pursuant to the approval in this resolution shall not
 exceed 100,206,235 shares of the Company; [Authority
 expires the earlier of the conclusion of the next
AGM of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Articles of Association of the Company or any
applicable laws of the Cayman Islands to be held]

PROPOSAL #S.14: Approve and adopt the amended and                          ISSUER          YES          FOR               FOR
restated Memorandum and Articles of Association of
the Company [Amended and Restated Memorandum and
Articles of Association], as specified, as the new
Memorandum and Articles of Association of the Company
 in substitution for and to the exclusion of the
existing Memorandum and Articles of Association of
the Company with effect from the close of this
meeting, and authorize the Board of Directors of the
Company to do all such acts and to enter into all
such transactions and arrangements as may be
necessary or expedient in order to give effect to the
 Amended and Restated Memorandum and Articles of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALL-AMERICA LATINA LOGISTICA S A
  TICKER:                N/A             CUSIP:     01643R606
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Acknowledge the Directors' accounts, to                      ISSUER          YES          FOR               FOR
 examine, discuss and approve the Company's
consolidated financial statements for the FYE 31 DEC
2008

PROPOSAL #2.: Approve the allocation of the net                            ISSUER          YES        AGAINST           AGAINST
profits from the FY, and the distribution of dividends

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors and Finance Committee

PROPOSAL #4.: Approve to set the global remuneration                       ISSUER          YES          FOR               FOR
of the Board of Directors and the Financial Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALL-AMERICA LATINA LOGISTICA S A
  TICKER:                N/A             CUSIP:     01643R606
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the wording of the main part of                        ISSUER          YES          FOR               FOR
Article 25 of the Corporate By-Laws of the Company

PROPOSAL #2.: Amend the wording of Lines A and B and                       ISSUER          YES          FOR               FOR
renumbering of the other lines of Article 31 of the
Corporate By-Laws of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALLIANCE FINANCIAL GROUP BERHAD
  TICKER:                N/A             CUSIP:     Y0034W102
  MEETING DATE:          7/30/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the FYE 31 MAR 2008 together with the
reports of the Directors and the Auditors thereon

PROPOSAL #2.: Approve the payment of the Director's                        ISSUER          YES          FOR               FOR
fees in respect of the FYE 31 MAR 2008

PROPOSAL #3.: Re-elect Datuk Oh Chong Peng as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation pursuant to Article
 82 of the Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Megat Dziauddin bin Megat                       ISSUER          YES          FOR               FOR
Mahmud as a Director, who retires by rotation
pursuant to Article 82 of the Company's Articles of

PROPOSAL #5.: Re-elect Mr. Stephen Geh Sim Whye as a                       ISSUER          YES          FOR               FOR
Director, who retires by rotation pursuant to Article
 82 of the Company's Articles of Association

PROPOSAL #6.: Re-appoint Messers Ernst and Young as                        ISSUER          YES          FOR               FOR
the Auditors of the Company and authorize the
Directors to fix their remuneration

PROPOSAL #7.: Re-appoint Dato Thomas Mun Lung Lee as                       ISSUER          YES          FOR               FOR
a Director of the Company to hold the office until
the conclusion of the next AGM of the Company, who
vacates his offices pursuant to Section 129 (2) of
the Companies Act, 1965

PROPOSAL #S.8: Amend Article 107 of the Articles of                        ISSUER          YES          FOR               FOR
Association of the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALUMINUM CORP CHINA LTD
  TICKER:                N/A             CUSIP:     Y0094N109
  MEETING DATE:          10/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the profit distribution of the                       ISSUER          YES          FOR               FOR
Company for the six months ended 30 JUN 2008 and the
declaration of the Company's interim dividend of RMB
0.052 per share [tax inclusive] for the six months
ended 30 JUN 2008

PROPOSAL #S.2: Approve the CSRC and the conditions of                      ISSUER          YES          FOR               FOR
 the PRC bond market, the Company may issue domestic
corporate bonds on the following terms as specified;
authorize the Board to deal with all the matters in
connection with the Bond Issue [as specified]

PROPOSAL #S.3: Amend the Article 13 of the Articles                        ISSUER          YES          FOR               FOR
of Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALUMINUM CORP CHINA LTD
  TICKER:                N/A             CUSIP:     Y0094N109
  MEETING DATE:          12/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, the revisions of the annual                         ISSUER          YES          FOR               FOR
caps for the existing non-exempt continuing connected
 transactions with Chinalco under the Provision of
Engineering, Construction and Supervisory Services
Agreement dated 05 NOV 2001, as extended by 2
extension agreements dated 28 JUN 2004 and 26 DEC
2006 respectively, to RMB 11,000 million and RMB
12,200 million for each of the 2 FY ending 31 DEC 2009

PROPOSAL #2.: Approve, the new continuing connected                        ISSUER          YES          FOR               FOR
transactions with Xinan Aluminum and the setting of
the annual caps in relation to the sales of products
to Xinan Aluminum at RMB 9,000 million and RMB 7,000
million and in relation to the purchase of products
and services from Xinan Aluminum at RMB 4,600 million
 and RMB 4,000 million for each of the 2 FY ending 31
 DEC 2009

PROPOSAL #3.: Approve the entering into by the                             ISSUER          YES          FOR               FOR
Company of the Mutual Provision of Products and
Services Framework Agreement with Xinan Aluminum

PROPOSAL #4.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company to do all such further acts and things and
execute such further documents and take all such
steps which in its opinion may be necessary,
desirable and expedient to implement and/or give
effect to the Resolutions 1 and 3 above

PROPOSAL #S.5: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company, to grant a general mandate to repurchase
 H shares of the Company, [including but not limited
to authorize the Board of Directors to decide on the
time, quantity and price of repurchase, to set up
overseas stock accounts and to process the respective
 foreign exchange registration procedures, to inform
creditors and to make announcement, to attend to
filing with the China Securities Regulatory
Commission, to cancel the repurchased shares, to
amend the Articles of Association and to process the
respective registration and to execute and to deal
with other documents and matters in relation to
repurchase of shares] with an aggregate number not
exceeding 10% of the aggregate number of H Shares in
issue as at the date of the resolution passed in the
general meetings, the mandate is valid from the date
of passing of this resolution in the 2008 3rd EGM,
2008 First Class Meeting of Holders of A Shares and
2008 First Class Meeting of Holders of H Shares
[whichever is later] to the conclusion of 2008 AGM of
 the Company to be held in 2009; authorize the Board
[Board] of Directors of the Company to repurchase H
Shares of the Company [the H Shares] subject to the
following conditions: subject to paragraphs (b) and
(c) below, the Relevant Period [as defined in
paragraph (d) below] during which the Board may
exercise all the powers of the Company to repurchase
H Shares in issue of the Company on the Stock
Exchange of Hong Kong Limited [the Stock Exchange],
subject to and in accordance with all applicable
laws, rules and regulations and/or requirements of
the governmental or regulatory body of securities in
the People's Republic of China [the PRC], the Stock
Exchange or of any other governmental or regulatory
body; the aggregate nominal value of H Shares
authorized to be repurchased pursuant to the approval
 in paragraph (a) above during the Relevant Period
shall not exceed 10% of the aggregate nominal value
of H Shares in issue of the Company as at the date of
 the passing of this resolution; the approval in
paragraph (a) above shall be conditional upon: (i)
the passing of a special resolution in the same terms
 as the resolution set out in this paragraph [except
for this sub-paragraph (c)(i)) at the class meeting
for holders of H Shares of the Company to be held on
29 DEC 2008 [or on such adjourned date as may be
applicable]; and the class meeting for holders of A
Shares of the Company to be held on 29 DEC 2008 [or
on such adjourned date as may be applicable); (ii)
the approval of the State Administration of Foreign
Exchange of the PRC and/ or any other regulatory
authorities as may be required by the Laws, rules and
 regulations of the PRC being obtained by the Company
 if appropriate; and the Company not being required
by any of its creditors to repay or to provide
guarantee in respect of any amount due to any of them
 [or if the Company is so required by any of its
creditors, the Company having, in its absolute
discretion, repaid or provided guarantee in respect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALUMINUM CORP CHINA LTD
  TICKER:                N/A             CUSIP:     Y0094N109
  MEETING DATE:          12/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company [Board] to repurchase H Shares of the
Company [the H Shares] subject to the following
conditions: a] subject to the relevant period to
repurchase H Shares in issue of the Company on the
Stock Exchange of Hong Kong Limited [the Stock
Exchange], subject to and in accordance with all
applicable laws, rules and regulations and/or
requirements of the governmental or regulatory body
of securities in the People's Republic of China [the
PRC], the Stock Exchange or of any other governmental
 or regulatory body; b] the aggregate nominal value
of H Shares authorized to be repurchased pursuant to
during the relevant period not exceeding 10% of the
aggregate nominal value of H Shares in issue of the
Company as at the date of the passing of this
resolution; c] the approval in point [a] shall be
conditional upon: i) the passing of a special
resolution in the same terms as the resolution set
out in this point [except for sub-point (ii) at the
EGM for the holders of shares of the Company to be
held on 29 DEC 2008 [or on such adjourned date as may
 be applicable]; and the class meeting for the
holders of A Shares of the Company to be held on 29
DEC 2008 [or on such adjourned date as may be
applicable]; ii) approval of the State Administration
 of Foreign Exchange of the PRC and/or any other
regulatory authorities as may be required by the
Laws, Rules and regulations of the PRC being obtained
 by the Company if appropriate; and iii) the Company
not being required by any of its creditors to repay
or to provide guarantee in respect of any amount due
to any of them [or if the Company is so required by
any of its creditors, the Company having, in its
absolute discretion, repaid or provided guarantee in
respect of such amount] pursuant to the notification
procedure set out in Article 28 of the Articles of
Association of the Company; and authorize the Board,
subject to approval of all relevant governmental
authorities in the PRC for the repurchase of such H
Shares being granted, to: i] cancel the H Shares so
repurchased upon the repurchase of H Shares as
contemplated and to take such action and execute such
 documents as the Board deems desirable or necessary
in relation to the repurchase of H Shares in
accordance with the applicable laws, rules and
regulations; ii] make such amendments to the Articles
 of Association of the Company as it thinks fit so as
 to reduce the registered capital of the Company and
to reflect the new capital structure of the Company
upon the repurchase of H Shares as contemplated; iii]
 file the amended Articles of Association of the
Company with the relevant governmental authorities of
 the PRC; and file a report with the China Securities
 Regulatory Commission after the Company has
repurchased its H Shares as contemplated in
accordance with the applicable Laws, Rules and
regulations; [Authority expires the earlier of the
conclusion of the next AGM following the passing of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALUMINUM CORP CHINA LTD
  TICKER:                N/A             CUSIP:     Y0094N109
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board [Board] of                              ISSUER          YES          FOR               FOR
Directors of the Company to repurchase H Shares of
the Company [the H Shares] subject to the following
conditions: (a) subject to paragraphs (b) and (c)
below, the relevant period [as specified in paragraph
 (d) below] to repurchase H Shares in issue of the
Company on the Stock Exchange of Hong Kong Limited
[the Stock Exchange], subject to and in accordance
with all applicable laws, rules and regulations
and/or requirements of the governmental or regulatory
 body of securities in the People's Republic of China
 [the PRC], the Stock Exchange or of any other
governmental or regulatory body; (b) the aggregate
nominal value of H Shares authorized to be
repurchased pursuant to the approval in paragraph (a)
 above during the Relevant Period shall not exceed
10% of the aggregate nominal value of H Shares in
issue of the Company as at the date of the passing of
 this resolution; (c) the approval in paragraph (a)
above shall be conditional upon: (i) the passing of a
 special resolution in the same terms as the
resolution as specified in this paragraph [except for
 this sub-paragraph (c)(i)] at the AGM for holders of
 Shares of the Company to be held on 26 MAY 2009 [or
on such adjourned date as may be applicable]; and the
 class meeting for holders of H Shares of the Company
 to be held on 26 MAY 2009 [or on such adjourned date
 as may be applicable]; (ii) the approval of the
State Administration of Foreign Exchange of the PRC
and/or any other regulatory authorities as may be
required by the laws, rules and regulations of the
PRC being obtained by the Company if appropriate; and
 (iii) the Company not being required by any of its
creditors to repay or to provide guarantee in respect
 of any amount due to any of them [or if the Company
is so required by any of its creditors, the Company
having, in its absolute discretion, repaid or
provided guarantee in respect of such amount]
pursuant to the notification procedure as specified
in Article 28 of the Articles of Association of the
Company; [Authority expires the earlier of conclusion
 of the next AGM following the passing of this
special resolution or the expiration of a period of
12 months following the passing of this special
resolution]; and (e) authorized the Board, subject to
 approval of all relevant governmental authorities in
 the PRC for the repurchase of such H Shares being
granted, to: (i) cancel the H Shares so repurchased
upon the repurchase of H Shares as contemplated in
paragraph (a) above, and to take such action and
execute such documents as the Board deems desirable
or necessary in relation to the repurchase of H
Shares in accordance with the applicable laws, rules
and regulations; (ii) make such amendments to the
Articles of Association of the Company as it thinks
fit so as to reduce the registered capital of the
Company and to reflect the new capital structure of
the Company upon the repurchase of H Shares as
contemplated in paragraph (a) above; (iii) file the
amended Articles of Association of the Company with

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALUMINUM CORP CHINA LTD
  TICKER:                N/A             CUSIP:     Y0094N109
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of Directors of the                       ISSUER          YES          FOR               FOR
Company for the YE 31 DEC 2008 [including the
financial statements prepared under the Hong Kong
financial reporting standards and the financial
report prepared under the PRC Accounting Standards
for Business Enterprises [2006]]

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the YE 31 DEC 2008

PROPOSAL #3.: Approve the report of the Independent                        ISSUER          YES          FOR               FOR
Auditor and the audited financial statements of the
Group and of the Company for the YE 31 DEC 2008

PROPOSAL #4.: Approve the non payment of a final                           ISSUER          YES          FOR               FOR
dividend for the YE to 31 DEC 2008

PROPOSAL #5.: Appoint Mr. Xiong Weiping as an                              ISSUER          YES          FOR               FOR
Executive Director of the 3rd session of the Board of
 the Company for a term up to the conclusion of the
2009 AGM of the Company

PROPOSAL #6.: Approve the remuneration standard for                        ISSUER          YES          FOR               FOR
Directors and Supervisors of the Company for 2009 and
 the distribution of the 2008 annual incentive salary
 of Directors and Supervisors in the form of
discretionary bonus with a total amount of RMB
1,122,400

PROPOSAL #7.: Approve the renewal of one-year                              ISSUER          YES        AGAINST           AGAINST
liability insurance for Directors, Supervisors and
Senior Management of the Company [from 18 MAY 2009 to
 17 MAY 2010], the matters concerning insurance
premium and insurance coverage were entrusted to Aon-
COFCO Insurance Brokers Company Ltd for handling, and
 authorize the Board of the Company to instruct
relevant departments to handle the specific matters
concerning insurance coverage

PROPOSAL #8.: Re-elect PricewaterhouseCoopers, Hong                        ISSUER          YES          FOR               FOR
Kong Certified Public Accountants, and
PricewaterhouseCoopers Zhong Tian CPAs Limited
Company as the Company's Independent Auditors and PRC
 Auditors, respectively, to hold office until the
conclusion of the following AGM, and authorize the
Audit Committee of the Board to determine their
remuneration

PROPOSAL #9.: Approve the proposals [if any] put                           ISSUER          YES        AGAINST           AGAINST
forward at such meeting by any shareholders holding
3% or more of the shares carrying the right to vote
at such meeting

PROPOSAL #S.10: Amend the Articles 70, 183, 189, 195,                      ISSUER          YES          FOR               FOR
 211, 229 and the deletion of Article 232 of
Association of the Company as specified

PROPOSAL #S.11: Authorize the Board of Directors of                        ISSUER          YES        AGAINST           AGAINST
the Company, an unconditional general mandate to
issue, allot and deal with additional H Shares in the
 capital of the Company, and to make or grant offers,
 agreements and options in respect thereof during and
 after the relevant period, not exceeding 20% of the
aggregate nominal amount of the H Shares in issue as
at the date of this Resolution; and the Board of
Directors will only exercise its power under such
mandate in accordance with the Company Law of the PRC
 and the Rules Governing the Listing of Securities on
 The Stock Exchange of Hong Kong Limited [as the same
 may be amended from time to time] and only if all
necessary approvals from the China Securities
Regulatory Commission and/or other relevant PRC
government authorities are obtained; the Board of
Directors to issue shares pursuant to this resolution
 to execute and do or procure to be executed and
done, all such documents, deeds and things as it may
consider necessary in connection with the issue of
such new shares including, without limitation, the
time and place of issue, making all necessary
applications to the relevant authorities, entering
into an underwriting agreement [or any other
agreement]; determine the use of proceeds and to make
 all necessary filings and registrations with the
relevant PRC, Hong Kong and other authorities; and
increase the registered capital of the Company in
accordance with the actual increase of capital by
issuing shares pursuant to this resolution, to
register the increased capital with the relevant
authorities in the PRC and to make such amendments to
 the Articles of Association of the Company as it
thinks fit so as to reflect the increase in
registered capital of the Company; [Authority expires
 the earlier of the conclusion of the next AGM of the
 Company or the expiration of a 12-month period
following the passing of this resolution or the date
on which the authority set out in this resolution is
revoked or varied by a special resolution of the
shareholders of the Company in a general meeting]

PROPOSAL #S.12: Authorize the Board of Directors of                        ISSUER          YES          FOR               FOR
the Company a general mandate to repurchase H shares
of the Company, and to decide on the time, quantity
and price of repurchase, to set up overseas stock
accounts and to process the respective Foreign
Exchange registration procedures, to inform creditors
 and to make announcement, to attend to filing with
the China Securities Regulatory Commission, to cancel
 the repurchased shares, to amend Articles of
Association and to process the respective
registration and to execute and to deal with other
documents and matters in relation to repurchase of
shares] with an aggregate number not exceeding 10% of
 the aggregate number of H Shares in issue as at the
date of the resolution passed in the general
meetings, The mandate is valid from the date of
passing of this resolution in the 2008 AGM, 2009
First Class Meeting of holders of A Shares and 2009
First Class Meeting of holders of H Shares [whichever
 is later] to the conclusion of 2009 Annual General
Meeting of the Company to be held in 2010; to
authorize the Board [Board] of Directors of the
Company to repurchase H Shares of the Company [the H
Shares] subject to the following conditions: (a)
subject to Paragraphs (b) and (c) below, the Relevant
 Period [as specified in Paragraph (d) below] during
which the Board may exercise all the powers of the
Company to repurchase H Shares in issue of the
Company on the Stock Exchange of Hong Kong Limited
[the Stock Exchange], subject to and in accordance
with all applicable laws, rules and regulations
and/or requirements of the governmental or regulatory
 body of securities in the Peoples Republic of China
[the PRC], the Stock Exchange or of any other
governmental or regulatory body be and is hereby
approved; (b) the aggregate nominal value of H Shares
 authorized to be repurchased pursuant to the
approval in Paragraph (a) above during the Relevant
Period shall not exceed 10% of the aggregate nominal
value of H Shares in issue of the Company as at the
date of the passing of this resolution; (c) the
approval in Paragraph (a) above shall be conditional
upon: (i) the passing of a Special resolution in the
same terms as the resolution set out in this
paragraph [except for this sub-Paragraph (c)(i)) at
the class meeting for holders of H Shares of the
Company to be held on 26 MAY 2009 [or on such
adjourned date as may be applicable]; and the class
meeting for holders of A Shares of the Company to be
held on 26 MAY 2009 [or on such adjourned date as may
 be applicable]; (ii) the approval of the State
Administration of Foreign Exchange of the PRC and/or
any other regulatory authorities as may be required
by the laws, rules and regulations of the PRC being
obtained by the Company if appropriate; and (iii) the
 Company not being required by any of its creditors
to repay or to provide guarantee in respect of any
amount due to any of them [or if the Company is so
required by any of its creditors, the Company having,

PROPOSAL #S.13: the Chairman of the Company or any                         ISSUER          YES          FOR               FOR
person authorized by him, upon registration with the
National Association of Financial Market
Institutional Investors, to issue short-term bills
[Short-term Bills] in the period from the date when
approval from the Company's shareholders is obtained
at the 2008 AGM to the conclusion of the AGM of the
Company for the YE 31 DEC 2009 on the specified terms
 and to decide and deal with matters relating to the
issue of the Short-term Bills in his discretion,
including but not limited to the exact time of issue,
 issue amount, number of tranches, interest rate and
use of proceeds, and to execute all necessary
documents [including but not limited to the
directions to be obtained, information document on
the use of proceed, underwriting agreement and all
necessary public announcement] and to attend to all
necessary procedures [including but not limited to
registration with the National Association of
Financial Market Institutional Investors] and to do
all such things and acts as are necessary

PROPOSAL #S.14: Authorize the Company or any person                        ISSUER          YES          FOR               FOR
authorized by him, upon registration with the
National Association of Financial Market
Institutional Investors, to issue medium-term notes
[Medium-term Notes] in the period from the date when
approval from the Company's shareholders is obtained
at the 2008 AGM to the conclusion of the AGM of the
Company for the YE 31 DEC 2009 on the specified terms
 and to decide and deal with matters relating to the
issue of the medium-term notes in his discretion,
including but not limited to the exact time of issue,
 issue amount, number of trances, interest rate and
use of proceeds, and to execute all necessary
documents [including but not limited to the
directions to be obtained, information document on
the use of proceed, underwriting agreement and all
necessary public announcement] and to attend to all
necessary procedures [including but not limited to
registration with the National Association of
Financial Market Institutional Investors] and to do
all such things and acts as are necessary

PROPOSAL #S.15: Amend Article 13 of the Articles of                        ISSUER          YES          FOR               FOR
Association of the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMBUJA CEM LTD
  TICKER:                N/A             CUSIP:     Y6140K106
  MEETING DATE:          4/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the profit & loss account for the                      ISSUER          YES          FOR               FOR
 Corporate FYE 31 DEC 2008 and the balance sheet as
at that date and the reports of the Directors and
Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Mr. Suresh Neotia as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Narotam Sekhsaria as a                        ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. M.L. Bhakta as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Re-appoint Mr. A.L. Kapur as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #7.: Appoint Messrs. S.R. Batliboi &                              ISSUER          YES          FOR               FOR
Associates, retiring Auditors as the Auditors of the
Company, to hold office from the conclusion of this
meeting until the conclusion of the next AGM of the
Company and approve to fix their remuneration

PROPOSAL #8.: Appoint, pursuant to the provisions of                       ISSUER          YES          FOR               FOR
Section 257 and all other applicable provisions, if
any, of the Companies Act, 1956, Mr. Naresh Chandra
as a Director of the Company, liable to retire by

PROPOSAL #9.: Appoint, pursuant to the provisions of                       ISSUER          YES          FOR               FOR
Section 257 and all other applicable provisions, if
any, of the Companies Act, 1956, Mr. Onne Van Der
Weijde as a Director of the Company, liable to retire
 by rotation

PROPOSAL #S.10: Authorize the Board of Directors,                          ISSUER          YES          FOR               FOR
pursuant to the provisions of Sections 198, 269, 309,
 310, 311 and all other applicable provisions, if
any, of the Companies Act, 1956, read with Schedule
XIII to the said Act as amended and subject to such
permissions, consents and approvals from various
authorities as may be required and subject to such
conditions, if any, that may be imposed by any
authority while granting their permissions, consents
and approvals to accept, the Company hereby accords
its consent and approval to the re-appointment of Mr.
 A.L. Kapur as a Managing Director of the Company for
 a period of 1 year with effect from 01 MAY 2009 on
the terms and conditions as specified; and the
Managing Director shall be entitled to be
paid/reimbursed by the Company all costs, charges and
 expenses as may be incurred by him for the purposes
of or on behalf of the Company ; and the Company do
execute a suitable agreement with Mr. A.L. Kapur
Managing Director, incorporating the terms and
conditions of his re-appointment for the aforesaid

PROPOSAL #S.11: Authorize the Board of Directors of                        ISSUER          YES          FOR               FOR
the Company, pursuant to the provisions of Section
81(1A) and all other applicable provisions, if any,
of the Companies Act 1956 [including any amendment
thereto or re-enactment thereof for the time being in
 force], the Securities and Exchange Board of India
[Employee Stock Option Scheme and Employee Stock
Purchase Scheme] guidelines, 1999 as amended from
time to time [the Guidelines] and subject to such
approvals, consents, permissions and sanctions as may
 be necessary from authorities or bodies and subject
to such conditions as may be prescribed by any of
them while granting such approvals, consents,
permissions and sanctions [the Board] [which term
shall be deemed to include any committee thereof] and
 to accept, to create, offer and grant an aggregate
of up to [75,00,000] options to the employees [as
defined under the Guidelines] of the Company, each
option convertible into 1 equity share of the face
value of INR 2 each on payment of such exercise price
 as may be decided by the Board and as per the terms
and conditions framed/to be framed by the Board with
regard to the Employee Stock Option Scheme [ESOS
2009]; authorize the Board to issue and allot equity
shares as and when the options are exercised in
accordance with the terms and conditions of the said
ESOS 2009, to modify or amend any of the terms and
conditions of the ESOS 2009 as and when deemed fit,
in its absolute discretion; subject to the condition
that such modification/amendment shall always be in
accordance with the provisions of the said Guidelines
 and the provision of the Companies Act 1956 and to
do and perform all such acts, deeds, matters and
things as it may in its absolute discretion deem
necessary, proper or desirable and to settle any
question, difficulty or doubt that may arise in
regard to the grant of options issue and allotment of
 shares and utilization of the proceeds and to
finalize and execute all documents and writings as
may be necessary, desirable or expedient

PROPOSAL #S.12: Approve that in partial modification                       ISSUER          YES          FOR               FOR
to the resolutions by the shareholders in the past
and pursuant to Clause 7.2 the Securities and
Exchange Board of India [Employee Stock Option Scheme
 and Employee Stock Purchase Scheme] Guidelines, 1999
 as may for the time being be in force, the employees
 working in Information Technology Department of the
Company and who have resigned or may resign from the
Company and have joined or may join the firms
contracted by for providing IT services to it, be
made entitled to exercise their vested options under
all the past Employee Stock Option Schemes, which are
 for the time being in force, within the validity
period of each scheme notwithstanding the present
stipulation under the said Employees Stock Option
Schemes that the outstanding stock options shall apse
 upon cessation of the employment; authorize the
Compensation and Remuneration Committee of the
Directors to settle all the issues/doubts as may
arise anytime n future with regard to this
resolution, however, within the above referred SEBI

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMERICA MOVIL SAB DE CV, MEXICO
  TICKER:                N/A             CUSIP:     P0280A101
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify the Members of the Board of                           ISSUER          YES        AGAINST           AGAINST
Directors of the Company who are to be designated for
 the Series L shareholders; resolutions in this regard

PROPOSAL #2.: Approve the designation of delegates                         ISSUER          YES          FOR               FOR
who will carry out the resolutions passed by this
general meeting and, if relevant, who will formalize
them as appropriate; resolutions in this regard

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMMB HOLDINGS BHD
  TICKER:                N/A             CUSIP:     Y0122P100
  MEETING DATE:          9/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Amend, subject to the passing of the                        ISSUER          YES        AGAINST           AGAINST
Ordinary Resolution 1, Clause 3(33) of the Memorandum
 of Association of the Company by the inclusion of
the words as specified, and authorize the Directors
of the Company to do all such acts and things and to
take all such steps that are necessary to give full
effect to the proposed amendment

PROPOSAL #1.: Authorize the Company, subject to the                        ISSUER          YES        AGAINST           AGAINST
passing of the special resolution and approvals of
all relevant authorities for the Proposed ESS being
obtained: i) to establish an Executives' Share Scheme
 for the benefit of the eligible executives and
Executive Directors of AHB and its subsidiaries
[excluding subsidiaries which are dormant] [AHB
Group] who fulfill certain specified conditions of
eligibility for participation in the Proposed ESS
[Eligible Executives] and to implement and administer
 the same in accordance with the By-Laws of the
Proposed ESS as specified [By-Laws]; ii) to appoint a
 trustee to facilitate the implementation of the
Proposed ESS; iii) authorize and procure any one or
more of the subsidiaries of the Company to provide,
to the extent permitted By Laws, assistance
[financial or otherwise] from time to time if
required to enable the trustee to subscribe for
and/or acquire new or existing ordinary shares in the
 Company [Shares]; iv) to allot and issue and/or
procure the transfer of such number of new or
existing Shares [Scheme Share] from time to time as
may be required for the purpose of the Proposed ESS,
provided that the total number of Scheme Shares to be
 allotted and issued and/or transferred shall not
exceed 15% in aggregate of the total issued and paid-
up ordinary share capital of the Company at any point
 of time throughout the duration of the Proposed ESS;
 v) to make the necessary applications to Bursa
Malaysia Securities Berhad [Bursa Securities] for
permission to deal in and for the listing and
quotation of the new Shares that may hereafter from
time to time be allotted and issued pursuant to the
Proposed ESS; and vi) to do all such acts, execute
all such documents and to enter into all such
transactions, arrangements and agreements, deeds or
undertakings and to make such rules or regulations,
or impose such terms and conditions or delegate part
of its power as may be necessary or expedient in
order to give full effect to the Proposed ESS and the
 terms of the By-Laws and to assent to any condition,
 variation, modification and/or amendment as may be
imposed by and/or agreed with the relevant
authorities; and authorize the Directors of the
Company to give effect to the Proposed ESS with full
power to modify and/or amend the By-Laws from time to
 time as may be required or deemed necessary in
accordance with the provisions of the By-Laws
relating to amendments and/or modifications and to
assent to any condition, variation, modification
and/or amendment as may be necessary or expedient

PROPOSAL #2.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to the passing of the Special Resolution and
 Ordinary Resolution 1 above and the approvals of all
 the relevant authorities for the proposed
establishment of an executives share scheme of up to
15% of the issued and paid-up ordinary share capital
of the Company, from time to time and at any time
procure the offering and the allocation to Mr. Cheah
Tek Kuang, the Group Managing Director of the
Company, of such number of new or existing ordinary
shares in the Company [Shares] which will be vested
in him at a specified future date as well as options
which, upon exercise, will entitle him to obtain
Shares at a specified future date and at a pre-
determined price and to allot and issue and/or
transfer such number of Shares to him from time to
time, all in accordance with the By-Laws as specified

PROPOSAL #3.: Approve to renew, the shareholders'                          ISSUER          YES          FOR               FOR
mandate for the Company and/or its subsidiaries to
enter into recurrent related party transactions of a
revenue or trading nature with Amcorp Group Berhad
and any of its subsidiary and/or Associated Companies
 [Amcorp Group] which are necessary for the day-to-
day operations of the Company and/or of its
subsidiaries in the ordinary course of business on
terms not more favourable to Amcorp Group than those
generally available to the public and which are not
detrimental to the minority shareholders of the
Company, particulars of which are as specified and
continue in force until the conclusion of the next
AGM of the Company and that disclosure be made in the
 annual report of the Company of the aggregate value
of such transactions conducted pursuant to the
shareholders' mandate granted during the FY and
authorize the Directors of the Company to complete
and do all such acts and things as they may consider
expedient or necessary or in the interests of the
Company and/or its subsidiaries and to give effect to
 the transactions contemplated and/or authorised by
this resolution

PROPOSAL #4.: Approve to renew, the shareholders'                          ISSUER          YES          FOR               FOR
mandate for the Company and/or its subsidiaries to
enter into recurrent related party transactions of a
revenue or trading nature with AMDB Berhad and any of
 its subsidiary and/or associated companies [AMDB
Group] which are necessary for the day-to-day
operations of the Company and/or its subsidiaries in
the ordinary course of business on terms not more
favourable to AMDB Group than those generally
available to the public and which are not detrimental
 to the minority shareholders of the Company,
particulars of which are as specified, and continue
in force until the conclusion of the next AGM of the
Company and that disclosure be made in the annual
report of the Company of the aggregate value of such
transactions conducted pursuant to the shareholders'
mandate granted during the FY and authorize the
Directors of the Company to complete and do all such
acts and things as they may consider expedient or
necessary or in the interests of the Company and/or
its subsidiaries and to give effect to the
transactions contemplated and/or authorised by this
resolution

PROPOSAL #5.: Approve to renew, the shareholders'                          ISSUER          YES          FOR               FOR
mandate for the Company and/or its subsidiaries to
enter into recurrent related party transactions of a
revenue or trading nature with Australia and New
Zealand Banking Group Limited and any of its
subsidiary and/or associated companies [ANZ Group]
which are necessary for the day-to-day operations of
the Company and/or its subsidiaries in the ordinary
course of business on terms not more favourable to
ANZ Group than those generally available to the
public and which are not detrimental to the minority
shareholders of the Company, particulars of which are
 as specified and continue in force until the
conclusion of the next AGM of the Company and that
disclosure be made in the annual report of the
Company of the aggregate value of such transactions
conducted pursuant to the shareholders' mandate
granted herein during the FY and authorize the
Directors of the Company to complete and do all such
acts and things as they may consider expedient or
necessary or in the interests of the Company and/or
its subsidiaries and to give effect to the
transactions contemplated and/or authorised by this

PROPOSAL #6.: Approve to renew, the shareholders'                          ISSUER          YES          FOR               FOR
mandate for the Company and/or its subsidiaries to
enter into recurrent related party transactions of a
revenue or trading nature with Unigaya Protection
System Sdn Bhd and any of its subsidiary and/or
Associated Companies [Unigaya Group] which are
necessary for the day-to-day operations of the
Company and/or its subsidiaries in the ordinary
course of business on terms not more favourable to
Unigaya Group than those generally available to the
public and which are not detrimental to the minority
shareholders of the Company, particulars of which are
 as specified and continue in force until the
conclusion of the next AGM of the Company and that
disclosure be made in the annual report of the
Company of the aggregate value of such transactions
conducted pursuant to the shareholders' mandate
granted during the FY and authorize the Directors of
the Company to complete and do all such acts and
things as they may consider expedient or necessary or
 in the interests of the Company and/or its
subsidiaries and to give effect to the transactions
contemplated and/or authorised by this resolution

PROPOSAL #7.: Approve to renew, the shareholders'                          ISSUER          YES          FOR               FOR
mandate for the Company and/or its subsidiaries to
enter into recurrent related party transactions of a
revenue or trading nature with Modular Corp (M) Sdn
Bhd and any of its subsidiary and/or associated
companies [Modular Group] which are necessary for the
 day-to-day operations of the Company and/or its
subsidiaries in the ordinary course of business on
terms not more favourable to Modular Group than those
 generally available to the public and which are not
detrimental to the minority shareholders of the
Company, particulars of which are as specified, and
continue in force until the conclusion of the next
annual general meeting of the Company and that
disclosure be made in the annual report of the
Company of the aggregate value of such transactions
conducted pursuant to the shareholders' mandate
granted herein during the FY and authorize the
Directors of the Company to complete and do all such
acts and things as they may consider expedient or
necessary or in the interests of the Company and/or
its subsidiaries and to give effect to the
transactions contemplated and/or authorised by this

PROPOSAL #8.: Authorize the Company and/or its                             ISSUER          YES          FOR               FOR
subsidiaries to enter into recurrent related party
transactions of a revenue or trading nature with
Australia and New Zealand Banking Group Limited and
any of its subsidiary and/or Associated Companies
[ANZ Group] which are necessary for the day-to-day
operations of the Company and/or its subsidiaries in
the ordinary course of business on terms not more
favourable to ANZ Group than those generally
available to the public and which are not detrimental
 to the minority shareholders of the Company,
particulars of which are as specified, such approval
to continue in force until the conclusion of the next
 AGM of the Company and that disclosure be made in
the annual report of the Company of the aggregate
value of such transactions conducted pursuant to the
shareholders' mandate granted herein during the FY
and authorize the Directors of the Company to
complete and do all such acts and things as they may
consider expedient or necessary or in the interests
of the Company and/or its subsidiaries and to give
effect to the transactions contemplated and/or
authorised by this resolution

PROPOSAL #9.: Authorize the Company and/or its                             ISSUER          YES          FOR               FOR
subsidiaries to enter into recurrent related party
transactions of a revenue or trading nature with
Cuscapi Berhad and any of its subsidiary and/or
Associated Companies [Cuscapi Group] which are
necessary for the day-to-day operations of the
Company and/or its subsidiaries in the ordinary
course of business on terms not more favourable to
Cuscapi Group than those generally available to the
public and which are not detrimental to the minority
shareholders of the Company, particulars of which are
 as specified, such approval to continue in force
until the conclusion of the next AGM of the Company
and that disclosure be made in the annual report of
the Company of the aggregate value of such
transactions conducted pursuant to the shareholders'
mandate granted during the FY and authorize the
Directors of the Company to complete and do all such
acts and things as they may consider expedient or
necessary or in the interests of the Company and/or
its subsidiaries and to give effect to the
transactions contemplated and/or authorised by this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMMB HOLDINGS BHD
  TICKER:                N/A             CUSIP:     Y0122P100
  MEETING DATE:          9/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the FYE 31 MAR 2008 and the reports of
 the Directors and the Auditors thereon

PROPOSAL #2.: Approve a first and final dividend of                        ISSUER          YES          FOR               FOR
6.0% less tax for the FYE 31 MAR 2008

PROPOSAL #3.: Approve the payment of the Directors'                        ISSUER          YES          FOR               FOR
fees of MYR 36,000 per annum for each Director for
the FYE 31 MAR 2008

PROPOSAL #4.: Re-elect Mr. Y. Bhg Dato' Azlan Hashim                       ISSUER          YES          FOR               FOR
as a Director, who retires by rotation pursuant to
Article 89 of the Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Y. Bhg Tan Sri Datuk Dr                         ISSUER          YES          FOR               FOR
Aris Osman @ Othman as a Director, who retires by
rotation pursuant to Article 89 of the Company's
Articles of Association

PROPOSAL #6.: Re-elect Mr. Y. Bhg Dato' Izham Mahmud                       ISSUER          YES          FOR               FOR
as a Director, who retires by rotation pursuant to
Article 89 of the Company's Articles of Association

PROPOSAL #7.: Re-elect Mr. Soo Kim Wai as a Director,                      ISSUER          YES          FOR               FOR
 who retires by rotation pursuant to Article 89 of
the Company's Articles of Association

PROPOSAL #8.: Re-elect Mr. Alexander Vincent Thursby,                      ISSUER          YES          FOR               FOR
 who retires pursuant to Article 97 of the Company's
Articles of Association

PROPOSAL #9.: Re-appoint Messrs. Ernst & Young, the                        ISSUER          YES          FOR               FOR
retiring Auditors, and authorize the Directors to
determine their remuneration

PROPOSAL #10.: Authorize the Board of Directors,                           ISSUER          YES          FOR               FOR
subject to the approvals from the relevant
authorities, where such approval is necessary,
pursuant to Section 132D of the Companies Act, 1965,
to issue shares in the capital of the Company at any
time upon such terms and conditions and for such
purposes as the Directors, may, in their discretion,
deem fit provided that the aggregate number of shares
 to be issued pursuant to this resolution does not
exceed 10% of the issued share capital of the Company
 for the time being

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMMB HOLDINGS BHD
  TICKER:                N/A             CUSIP:     Y0122P100
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors for the                              ISSUER          YES          FOR               FOR
Proposed Special Issue being obtained, to increase
the issued and paid-up share capital of the Company
by way of a special issue of 96,300,000 new Shares
[Special Issue Shares] to eligible Bumiputera
shareholders of the Company to be identified and
determined by the Directors [Identified Bumiputera
Shareholders], at an issue price to be determined and
 announced by the Directors, which issue price shall
be payable in full upon application for such Special
Issue Shares being made by the Identified Bumiputera
Shareholders in response to the invitation by the
Company to participate in the Proposed Special Issue;
 deal with any Special Issue Shares which are not
applied for by any invited Identified Bumiputera
Shareholders in such manner as the Directors shall in
 their discretion deem fit and expedient in the
interests of the Company; and fix the issue price of
the Special Issue Shares whereby the Special Issue
Shares shall be priced at a discount of between 15%
and 20% [both amounts inclusive] to the 5 day volume
weighted average market price of the Company's shares
 immediately preceding the price fixing date to be
determined later by the Directors, the issue price of
 the Special Issue Shares shall not in any event be
less than the par value of the Company's shares of
MYR 1.00; the Special Issue Shares shall, upon
allotment and issue, rank pari passu in all respects
with the then existing Shares of the Company except
that they will not be entitled to any dividend
declared in respect of the FYE 31 MAR 2009,
irrespective of the date on which such dividend is
declared, made or paid, nor will they be entitled to
any rights, allotments and / or other distributions,
if the Special Issue Shares are allotted and issued
after the entitlement date for such rights,
allotments or other distributions; to do all acts and
 things, execute such documents and enter into any
arrangements, agreements and / or undertakings with
any party or parties in any manner as they may deem
fit, necessary, and expedient or appropriate in order
 to implement, finalize and / or give full effect to
the proposed special issue with full power to assent
to any terms, conditions, variations, modifications
and / or amendments in any manner as may be agreed to
 / required by any relevant authorities or as a
consequence of any such requirement or as may be
deemed necessary and / or expedient in the interests
of the Company including but not limited to selecting
 and identifying the Identified Bumiputera
Shareholders, inviting and making decisions on the
acceptance of the applications for and the allocation
 of the Special Issue Shares to the respective

PROPOSAL #2.: Authorize the Directors, subject to the                      ISSUER          YES          FOR               FOR
 passing of Ordinary Resolution 1 above and all the
relevant authorities to select Amcorp [a substantial
shareholder of the Company] as an Identified
Bumiputera Shareholder, to it satisfying the
eligibility criteria detailed in Section 2.4 of the
Circular to Shareholders dated 08 MAY 2009; to invite
 and accept an application by Amcorp for the Special
Issue Shares; and to allot to Amcorp up to 81,852,585
 special issue shares at the issue price as
determined in accordance with Ordinary Resolution 1

PROPOSAL #3.: Authorize the Directors, subject to the                      ISSUER          YES          FOR               FOR
 passing of Ordinary Resolution 1 above and all the
relevant authorities to select DAH [the Non-
Independent Non-Executive Deputy Chairman of the
Company and brother of Tan Sri Dato Azman Hashim, the
 Non-Independent Non-Executive Chairman of the
Company] as an Identified Bumiputera Shareholder,
subject to him satisfying the eligibility criteria
detailed in Section 2.4 of the Circular to
Shareholders dated 08 MAY 2009; to invite and accept
an application by DAH for the Special Issue Shares;
to allot to DAH up to 215,684 Special Issue Shares
[being equal to the number of Shares DAH holds in the
 Company as at 15 APR 2009] or up to such other
number of Special Issue Shares, as is equal to the
number of Shares that DAH holds in the Company as at
the cut-off date to be announced for determining
eligibility for the proposed special issue [the Cut-
Off Date], at the issue price as determined in
accordance with Ordinary Resolution 1 above; and d]
in the event that DAH applies for Special Issue
Shares in excess of the number of Shares that he
holds in the Company as at the Cut-Off Date and there
 are unallocated Special Issue Shares, to allot such
number of additional Special Issue Shares to DAH as
the Directors may at their discretion decide in such
a manner as they think fit and in the interests of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMOREPACIFIC CORP, SEOUL
  TICKER:                N/A             CUSIP:     Y01258105
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the Executive Directors                                ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the outside Directors as a                             ISSUER          YES          FOR               FOR
Auditor Committee Member

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANADOLU EFES BIRACILIK VE MALT SANAYI AS, ISTANBUL
  TICKER:                N/A             CUSIP:     M10225106
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Presidential                           ISSUER          NO           N/A               N/A
Board and authorize the Chairmanship to sign the
minutes of the meeting

PROPOSAL #2.: Approve the Board of Directors the                           ISSUER          NO           N/A               N/A
Auditors and the Independent Auditing reports

PROPOSAL #3.: Approve the balance sheet and income                         ISSUER          NO           N/A               N/A
statements

PROPOSAL #4.: Approve to absolve the Board of                              ISSUER          NO           N/A               N/A
Directors and the Auditors

PROPOSAL #5.: Approve the profit distribution                              ISSUER          NO           N/A               N/A
proposal of the Board of Directors

PROPOSAL #6.: Elect the Board Members and approve to                       ISSUER          NO           N/A               N/A
determine their term in the office and monthly gross
salaries

PROPOSAL #7.: Approve the presentation of information                      ISSUER          NO           N/A               N/A
 about the donations and contributions

PROPOSAL #8.: Approve the presentation of information                      ISSUER          NO           N/A               N/A
 to the general assembly about the profit
distribution and information policy

PROPOSAL #9.: Approve the Independent Auditing firm                        ISSUER          NO           N/A               N/A

PROPOSAL #10.: Authorize the Board Members according                       ISSUER          NO           N/A               N/A
to the Articles 334 and 335 of the Turkish Commercial
 Code

PROPOSAL #11.: Closure                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANGANG STEEL COMPANY LTD
  TICKER:                N/A             CUSIP:     Y0132D105
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for 2008

PROPOSAL #2.: Receive the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements of the Company for 2008

PROPOSAL #4.: Approve the proposal for distribution                        ISSUER          YES          FOR               FOR
of the profits of the Company for 2008

PROPOSAL #5.: Approve the proposed remuneration of                         ISSUER          YES          FOR               FOR
the Directors of the Company for 2008

PROPOSAL #6.: Approve the proposed remuneration of                         ISSUER          YES          FOR               FOR
the Supervisors of the Company for 2008

PROPOSAL #7.: Appoint Zhong Rui Yue Hua Certified                          ISSUER          YES          FOR               FOR
Public Accountants and RSM Nelson Wheeler Certified
Public Accountants as the Domestic and International
Auditor of the Company, respectively, for 2008, and
authorize the Board of Directors of the Company to
determine their remunerations

PROPOSAL #8.1: Appoint Mr. Zhang Xiaogang as a                             ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #8.2: Appoint Mr. Tang Fuping as a Executive                      ISSUER          YES          FOR               FOR
 Director of the Company

PROPOSAL #8.3: Appoint Mr. Yang Hua as a Executive                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #8.4: Appoint Mr. Yu Wanyuan as a Executive                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #8.5: Appoint Mr. Chen Ming as a Executive                        ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #8.6: Appoint Mr. Fu Jihui as a Executive                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #8.7: Appoint Mr. Li Shijun as a Independent                      ISSUER          YES          FOR               FOR
 Non-executive Director of the Company

PROPOSAL #8.8: Appoint Mr. Ma Guoqiang as a                                ISSUER          YES          FOR               FOR
Independent Non-executive Director of the Company

PROPOSAL #8.9: Appoint Mr. Liu Wei as a Independent                        ISSUER          YES          FOR               FOR
Non-executive Director of the Company

PROPOSAL #8.10: Appoint Mr. Ma Chiu-Cheung, Andrew as                      ISSUER          YES          FOR               FOR
 a Independent Non-executive director of the Company

PROPOSAL #9.1: Approve the appointment of Mr. Wen                          ISSUER          YES          FOR               FOR
Baoman as the shareholders' representative
Supervisors of the Company

PROPOSAL #9.2: Approve the appointment of Mr. Shan                         ISSUER          YES          FOR               FOR
Mingyi as the shareholders' representative
Supervisors of the Company

PROPOSAL #S.10: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company and authorize i) any Director of the
Company to deal with the relevant matters or to
execute any documents in relation to such amendments,
 and (ii) the Board of Directors or the Supervisory
Committee of the Company to make amendments to the
Rules for the Procedures of the Meetings of the Board
 of the Company or the Rules for the Procedures of
the Meetings of the Supervisory Committee of the
Company in accordance with the amended Articles of
Association of the Company; Articles as follow:
Article 141, 164[8], 191, 193, 240; as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANGANG STL CO LTD
  TICKER:                N/A             CUSIP:     Y0132D105
  MEETING DATE:          2/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve: the proposed issue of                              ISSUER          YES          FOR               FOR
Domestic Corporate Bonds [the Domestic Corporate
Bonds] in a total principal amount not exceeding RMB
10 billion [the Domestic Corporate Bonds Issue] to
the public in the People's Republic of China [the
PRC, excluding, for the purpose of this notice, the
Hong Kong Special Administrative Region of the PRC,
the Macau Special Administrative Region of the PRC
and Taiwan] on the following terms and conditions: a)
 Size: the aggregate principal amount of the Domestic
 Corporate Bonds shall not exceed RMB 10 billion
[inclusive of RMB 10 billion]; b) placing arrangement
 for the existing shareholders: the Domestic
Corporate Bonds may be offered, by way of placing, to
 the existing holders of the domestic shares of the
Company listed on the Shenzhen Stock Exchange; the
decision on whether to proceed with such placing and
the specific arrangements of such placing, including
its proportion to the entire Domestic Corporate Bonds
 Issue, shall be made and determined by the Board of
Directors [the Board] of the Company according to the
 market conditions and other relevant circumstances;
the Domestic Corporate Bonds will not be offered to
the holders of the foreign shares of the Company
listed on The Stock Exchange of Hong Kong Limited; c)
 term: the proposed Domestic Corporate Bonds Issue
will include two tranches of Domestic Corporate Bonds
 with the term of 5 and 10 years, respectively; the
offer size of each tranche of the Domestic Corporate
Bonds shall be determined by the Board according to
the relevant requirements and the market conditions;
d) interest: interest is payable on the Domestic
Corporate Bonds on an annual basis, whereas the
principal amount of the Domestic Corporate Bonds
shall be repaid in a lump sum upon their maturity;
the last installment of interest shall be paid along
with the repayment of the principal; e) use of
proceeds: the proceeds from the Domestic Corporate
Bonds Issue shall be used by the Company to repay
bank loans, adjust debt structure and supplement
working capital; the specific use of the proceeds
shall be determined by the Board within the scope set
 forth above according to the Company's specific
funds demand; f) term of the validity of the
shareholders' resolutions in respect of the Domestic
Corporate Bonds Issue: the shareholders' resolutions
in respect of the Domestic Corporate Bonds Issue
shall be valid for 24 months; and authorize the Board
 to deal with the following matters in relation to
the Domestic Corporate Bonds Issue: a) to determine,
to the extent permitted by laws and regulations and
according to the Company's specific circumstances and
 the prevailing market conditions, the specific terms
 and arrangements of the Domestic Corporate Bonds
Issue and make any changes and adjustments to such
terms and arrangements, including but not limited to,
 the offer size, total amount, offer price, coupon
rate or the calculation formula, timing, offer
tranche [if any], redemption and repurchase mechanism

PROPOSAL #2.: Elect Mr. Chen Ming as a Director of                         ISSUER          YES          FOR               FOR
the Company and authorize the Board to determine his
remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANGLO PLATINUM LTD
  TICKER:                N/A             CUSIP:     S9122P108
  MEETING DATE:          3/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual financial                       ISSUER          YES          FOR               FOR
statements for the YE 31 DEC 2008, together with the
report of the Auditors

PROPOSAL #2.1: Re-elect Mr. K D Dlamini as a Director                      ISSUER          YES        AGAINST           AGAINST
 of the Company

PROPOSAL #2.2: Re-elect Mr. B A Khumalo as a Director                      ISSUER          YES        AGAINST           AGAINST
 of the Company

PROPOSAL #2.3: Re-elect Mr. N F Nicolau as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #2.4: Re-elect Mr. B Nqwababa as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #2.5: Re-elect Mr. T A Wixley as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #3.: Appoint Deloitte & Touche as the                             ISSUER          YES          FOR               FOR
Auditors of the Company to hold office for the YE 31
DEC 2009 and appoint Graeme Berry as the Designated
Auditor

PROPOSAL #S.4: Authorize the Company and/or any of                         ISSUER          YES        AGAINST           AGAINST
its subsidiaries, in terms of Sections 85 and 89 of
the Companies Act 1973 as amended [the Companies Act]
 and in terms of the Listing Requirements of the JSE
Limited [the Listing Requirements], to acquire
ordinary shares of 10 cents each [Ordinary] issued by
 the Company, and/or conclude derivative transactions
 which may result in the purchase of ordinary shares
in terms of the Listings Requirements, it being
recorded that such Listings Requirements currently
require, inter alia, that: may make a general
repurchase of securities only if any such repurchases
 of ordinary shares shall be implemented on the main
Board of the JSE Limited [JSE] or any other stock
exchange on which the Company's shares are listed and
 on which the Company or any of its subsidiaries may
wish to implement any repurchases of ordinary shares
with the approval of the JSE and any other such Stock
 Exchange, as necessary, not exceeding in aggregate
of 10% above the weighted average market price of
such shares over the previous 5 business days;
[Authority expires the earlier of the conclusion of
the next AGM or 15 months]; any derivative
transactions which may result in the repurchase of
ordinary shares must be priced as follows: the strike
 price of any put option written by the Company may
not be at a price greater than or may be greater than
 that stipulated in this resolution at the time of
entering into the derivative agreement; the strike
price of any put option may be grater than that
stipulated in this resolution at the time of entering
 into the derivative agreement, but the Company may
not exceed that call option if it is more than 10%
out of the money; and the strike price of any forward
 agreement may be greater than that stipulated in
this resolution; when the Company and/or any of its
subsidiaries have cumulatively purchased 3% of the
number of ordinary shares in issue on the date of
passing of this special resolution [including the
delta equivalent of any such ordinary shares
underlying derivative transactions which may result
in the repurchase by the Company of ordinary shares]
and for each 3% in aggregate of the initial number of
 that class acquired thereafter an announcement must
be published as soon as possible and not later than
on the business day following the day on which the
relevant threshold is reached or exceeded, and the
announcement must comply with the Listing
Requirements; any general purchase by the Company
and/or any of its subsidiaries of the Company's
ordinary shares in issue shall not in aggregate in
any one FY exceed 20% of the Company's issued

PROPOSAL #S.5: Authorize, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolutions 6.3 and 6.4 and in accordance with
Section 38[2A] of the Companies Act, as amended, the
Company to provide financial assistance for the
purchase of or subscription for shares in respect of
the Anglo Platinum Bonus Share Plan [BSP] upon the
terms as specified

PROPOSAL #6O6.1: Approve, subject to the provisions                        ISSUER          YES        AGAINST           AGAINST
of the Companies Act, 1973, as amended, and the
Listings Requirements of the JSE Limited, to place
the authorized but unissued ordinary shares of 10
cents each in the share capital of the Company
[excluding for this purpose those ordinary shares
over which the Directors have been given specific
authority to meet the requirements of the Anglo
Platinum Share Option Scheme] under the control of
the Directors who are authorized, to allot and issue
shares in their discretion to such persons on such
terms and conditions and at such times as the
Directors may determine; [Authority expires at the
conclusion of the next AGM of the Company]

PROPOSAL #6O6.2: Approve the annual fees payable to                        ISSUER          YES          FOR               FOR
the Non-Executive Directors of the Company be
increased to ZAR 145,000 per annum; the annual fee
payable to the Deputy Chairman of the Board from the
rate of ZAR 230,000 per annum to ZAR 250,000 per
annum; the annual for payable to the Chairman of the
Board be increased from the rate of ZAR 800,000 per
annum to the rate of ZAR 1,000,000 per annum; the
annual fees payable to Non-Executive Directors for
serving on the Committees of the Board be as
specified: Audit Committee: Member's fee to increase
from ZAR 75,000 per annum to ZAR 80,000 per annum and
 Chairman's fee to increase from ZAR 110,000 per
annum to ZAR 115,000 per annum; Corporate Governance
Committee: Member's fee to increase from ZAR 55,000
per annum to ZAR 60,000 per annum and Chairman's fee
to increase from ZAR 90,000 per annum to ZAR 95,000
per annum; Nomination Committee: Member's fee to
increase from ZAR 55,000 per annum to ZAR 60,000 per
annum and Chairman's fee to increase from ZAR 90,000
per annum to ZAR 95,000 per annum; Remuneration
Committee: Member's fee to increase from ZAR 60,000
per annum to ZAR 65,000 per annum and Chairman's fee
to increase from ZAR 100,000 per annum to ZAR 105,000
 per annum; and Safety and Sustainable Development
Committee: Member's fee to increase from ZAR 55,000
per annum to ZAR 60,000 per annum and Chairman's fee
to increase from ZAR 90,000 per annum to ZAR 95,000
per annum; Transformation Committee: Member's fee to
increase from ZAR 55,000 per annum to ZAR 60,000 per
annum; Chairman's fee to increase from ZAR 90,000 per
 annum to ZAR 95,000 per annum

PROPOSAL #6O6.3: Approve and adopt the Bonus Share                         ISSUER          YES        AGAINST           AGAINST
Plan [Share Incentive Scheme] tabled at the meeting,
as formally approved by the JSE as specified and
authorize the Directors of the Company to take all
the requisite steps necessary to implement the Share
Incentive Scheme, the Bonus Share Plan Scheme rules
will be available for inspection to shareholders at
the registered office address of the Company, for a
period of 14 days prior to the AGM to be held on 30
MAR 2009

PROPOSAL #6O6.4: Approve, subject to the passing of                        ISSUER          YES        AGAINST           AGAINST
Resolution 6.3 and subject also to the provisions of
the Companies Act, 1973, as amended, and the Listings
 Requirements of the JSE Limited, the authorized but
unissued ordinary shares of 10 cents each in the
share capital of the Company comprising the ordinary
shares required to the purchased in the market and
allocated to participants in settlement of the Bonus
Share Plan be placed at the disposal of and directly
under the control of the Directors who are authorized
 to allot and issue such shares in their discretion
to such persons, on such terms and accordance and at
such times as the Directors may determine in
accordance with the rules of the Bonus Share Plan

PROPOSAL #6O6.5: Authorize any 1 Director or                               ISSUER          YES        AGAINST           AGAINST
Alternate Director of the Company to sign all such
documents and to do all such things as may be
necessary for or incidental to the implementation of
the above mentioned special and ordinary resolutions
to be proposed at the AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANGLOGOLD ASHANTI LTD
  TICKER:                N/A             CUSIP:     S04255196
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.O.1: Adoption of the financial statements.                     ISSUER          YES          FOR               FOR

PROPOSAL #2.O.2: Re-appoint Ernst & Young Inc. as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company.

PROPOSAL #3.O.3: Re-elect Mr. RP Edey as a Director.                       ISSUER          YES          FOR               FOR

PROPOSAL #4.O.4: General authority to directors to                         ISSUER          YES          FOR               FOR
allot and issue ordinary shares.

PROPOSAL #5.O.5: Authority to Directors to issue                           ISSUER          YES          FOR               FOR
ordinary shares for cash.

PROPOSAL #6.O.6: Increase in non-executive directors'                      ISSUER          YES          FOR               FOR
 fees.

PROPOSAL #7.O.7: General authority to directors to                         ISSUER          YES          FOR               FOR
issue convertable bonds.

PROPOSAL #8.S.1: Increase in share capital.                                ISSUER          YES          FOR               FOR

PROPOSAL #9.S.2: Amendments to the company's Articles                      ISSUER          YES          FOR               FOR
 of Association.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANHUI CONCH CEM CO LTD
  TICKER:                N/A             CUSIP:     Y01373102
  MEETING DATE:          2/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the proposal to change the use                      ISSUER          YES          FOR               FOR
 of part of the proceeds [Proceeds] which were raised
 from the issue [A Share Issue] of 200 million
domestically listed ordinary shares [i.e. A Shares]
in the Company in 2008 and to use the remaining
amount of Proceeds

PROPOSAL #S.1.1: Approve the investment in the sum of                      ISSUER          YES          FOR               FOR
 RMB 300 million in the project of a 4,500 tonnes/d
cement and clinker production line [Phase I], 2.2
million tonnes cement mill and 18MW residual heat
power generation unit of Chongqing Conch Cement Co.,
Ltd. [Chongqing Conch]

PROPOSAL #S.1.2: Approve the investment in the sum of                      ISSUER          YES          FOR               FOR
 RMB 300 million in the project of a 4,500 tonnes/d
cement and clinker production line [Phase I], 2.2
million tonnes cement mill and 18MW residual heat
power generation unit of Dazhou Conch Cement Co.,
Ltd. [Dazhou Conch]

PROPOSAL #S.1.3: Approve the investment in the sum of                      ISSUER          YES          FOR               FOR
 RMB 300 million in the project of a 4,500 tonnes/d
cement and clinker production line [Phase I], 2.2
million tonnes cement mill and 18MW residual heat
power generation unit of Guangyuan Conch Cement Co.,
Ltd. [Guangyuan Conch]

PROPOSAL #S.1.4: Approve the investment in the sum of                      ISSUER          YES          FOR               FOR
 RMB 300 million project of a 4,500 tonnes/d cement
and clinker production line [Phase I], 2.2 million
tonnes cement mill and 9MW residual heat power
generation unit of Pingliang Conch Cement Co., Ltd.
[Pingling Conch]

PROPOSAL #S.1.5: Approve the repayment of bank loans                       ISSUER          YES          FOR               FOR
by applying the sum of RMB 1.23 million and all the
interest accrued so far and to be accrued on the
Proceeds

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANHUI CONCH CEM CO LTD
  TICKER:                N/A             CUSIP:     Y01373102
  MEETING DATE:          2/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the proposal to change the use                      ISSUER          YES          FOR               FOR
 of part of the proceeds [Proceeds] which were raised
 from the issue [A Share Issue] of 200 million
domestically listed ordinary shares [i.e. A Shares]
in the Company in 2008 and to use the remaining
amount of Proceeds

PROPOSAL #S.1.1: Approve the investment in the sum of                      ISSUER          YES          FOR               FOR
 RMB 300 million in the project of a 4,500 tonnes/d
cement and clinker production line [Phase I], 2.2
million tonnes cement mill and 18MW residual heat
power generation unit of Chongqing Conch Cement Co.,
Ltd

PROPOSAL #S.1.2: Approve the investment in the sum of                      ISSUER          YES          FOR               FOR
 RMB 300 million in the project of a 4,500 tonnes/d
cement and clinker production line [Phase I], 2.2
million tonnes cement mill and 18MW residual heat
power generation unit of Dazhou Conch Cement Co., Ltd

PROPOSAL #S.1.3: Approve the investment in the sum of                      ISSUER          YES          FOR               FOR
 RMB 300 million in the project of a 4,500 tonnes/d
cement and clinker production line [Phase I], 2.2
million tonnes cement mill and 18MW residual heat
power generation unit of Guangyuan Conch Cement Co.,
Ltd

PROPOSAL #S.1.4: Approve the investment in the sum of                      ISSUER          YES          FOR               FOR
 RMB 300 million project of a 4,500 tonnes/d cement
and clinker production line [Phase I], 2.2 million
tonnes cement mill and 9MW residual heat power
generation unit of Pingliang Conch Cement Co., Ltd

PROPOSAL #S.1.5: Approve the repayment of bank loans                       ISSUER          YES          FOR               FOR
by applying the sum of RMB1.23 million and all the
interest accrued so far and to be accrued on the
Proceeds

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANHUI CONCH CEM CO LTD
  TICKER:                N/A             CUSIP:     Y01373102
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board [the                         ISSUER          YES          FOR               FOR
Board] of Directors [the Directors] for the YE 31 DEC
 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee for the YE 31 DEC 2008

PROPOSAL #3.: Approve the audited financial reports                        ISSUER          YES          FOR               FOR
prepared in accordance with the China Accounting
Standards for business enterprise [2006] and
International Financial Reporting Standards
respectively for the YE 31 DEC 2008

PROPOSAL #4.: Approve the Company's profit                                 ISSUER          YES          FOR               FOR
distribution proposal for year 2008 [for details of
the profit distribution proposal, please refer to
Section (5) Profit Distribution Proposal under the
Report of the Directors contained in the Company's
annual report for year 2008]

PROPOSAL #5.: Re-appoint KPMG Huazhen Certified                            ISSUER          YES          FOR               FOR
Public Accountants and KPMG Certified Public
Accountants as the PRC and international Auditors of
the Company respectively, and authorize the Board to
determine the remuneration of the Auditors

PROPOSAL #6.: Approve the provision of guarantees by                       ISSUER          YES        AGAINST           AGAINST
the Company in respect of the bank borrowing of its
following subsidiaries; as specified

PROPOSAL #S.7: Approve the amendment to the Articles                       ISSUER          YES          FOR               FOR
of Association of the Company [Articles of
Association] by way of special resolution: a new
Article is proposed to be added after Article 169 in
Section 17 of the existing Articles of Association as
 Article 169A of the revised Articles of Association;
 the full text of the new Article 169A proposed to be
 added is set out as follows: Article 169A; the
Company should implement a proactive profit
distribution method, continuity and stability of the
profit distribution policy should be maintained;
approve the Board should propose to the AGM a cash
dividend distribution proposal in each profit-making
FY; if a cash dividend distribution proposal is not
proposed, the reason therefor should be disclosed in
the periodical report, and the Independent Directors
should issue an independent opinion on this matter,
should there be any misappropriation of the Company's
 funds by any shareholder of the Company, the Company
 should deduct the cash dividends to which such
shareholder is entitled from the fund misappropriated
 by it as a repayment of the misappropriated fund

PROPOSAL #S.8: Approve that, a) subject to the                             ISSUER          YES        AGAINST           AGAINST
limitations under (c) and (d) below and in accordance
 with the requirements of the rules governing the
listing of securities [the listing rules] on Stock
Exchange, the Company Law of the PRC, and other
applicable laws and regulations [in each case, as
amended from time to time], an unconditional general
mandate be and hereby granted to the Board to
exercise once or in multiple times during the
relevant period [as defined below] all the powers of
the Company too allot and issue ordinary shares [new
shares] on such terms and conditions as the Board may
 determine and that, in the exercise of their powers
to allot and issue shares, the authority of the Board
 shall include i) the determination of the class and
number of the shares to be allotted; ii) the
determination of the issue price of the new shares;
iii) the determination of the opening and closing
dates of the issue of new shares; iv) the
determination of the class and number of new shares
(if any) to be issued to the existing shareholders;
v) to make or grant offers, agreements and options
which might require the exercise of such powers; and
vi) in the case of an offer or issue of shares to the
 shareholders of the Company, b) the exercise of the
powers granted under paragraph (a), the Board may
during the relevant period make or grant offers,
agreements and options which might require the shares
 relating to the exercise of the authority there
under being allotted and issued after the expiry of
the relevant period; c) the aggregate amount of the
overseas listed foreign shares to be allotted or
conditionally or unconditionally agreed to be
allotted the Board pursuant to the authority granted
under paragraph (a) above (excluding any shares which
 may be allotted upon the conversion of the capital
reserve into capital in accordance with the Company
Law of the PRC or the Articles of Association of the
Company) shall not exceed 20% of the aggregate number
 of the overseas listed foreign shares of the Company
 in issue as at the date of passing of this
resolution; d) authorize the Board to grant under
paragraph (a) above shall (i) comply with the Company
 Law of the PRC, other applicable laws and
regulations of the PRC, and the Listing Rules (in
each case, as amended from time to time) and ii) be
subject to the approvals of China Securities
Regulatory Commission (CSRC) and relevant authorities
 of the PRC; e) for the purposes of this resolution;
[Authority expires the earlier of the conclusion of
the next AGM of the Company; or 12 months] f)
authorize the Board and the exercise of the power
granted under paragraph (a) above in accordance with
the Company Law and other applicable laws and
regulations of the PRC, increase the Company's
registered capital to such amount as shall equal the
aggregate nominal amounts of the relevant number of
shares allotted and issued upon the exercise of the
powers granted under paragraph (a) of this

PROPOSAL #S.9.1: Approve to issuing amount: the                            ISSUER          YES          FOR               FOR
Company will issue Corporate Bonds [Corporate Bonds]
with face value in the aggregate principal amount of
not exceeding RMB 9.5 billion in the PRC

PROPOSAL #S.9.2: Authorize the Board to determine the                      ISSUER          YES          FOR               FOR
 details of the maturity of the Corporate Bonds: the
Corporate Bonds may be issued in a single type with
only one maturity date or in mixed types with
different maturity dates of 5 years, 7 years and 0
years and the size of issue in accordance with the
relevant regulations and market conditions

PROPOSAL #s.9.3: Approve the interest rate of the                          ISSUER          YES          FOR               FOR
Corporate Bonds will be determined by the Company and
 its principal underwriter [sponsor] upon enquiries
of interest rates in the market and within the
interest range as permitted by the State Council of

PROPOSAL #s.9.4: Approve to issue price of the                             ISSUER          YES          FOR               FOR
Corporate Bonds: to be issued at the face value with
denomination of RMB 100

PROPOSAL #s.9.5: Approve to proceeds to be raised                          ISSUER          YES          FOR               FOR
from the issue of the Corporate Bonds will be applied
 in repayment of bank loans for improving the
Company's financial structure and to replenish the
Company's current capital

PROPOSAL #s.9.6: Authorize the Board to determine the                      ISSUER          YES          FOR               FOR
 detailed arrangement of placing to the existing
holders of the Company's A shares and [including
whether or not there will be placing arrangement and
ratio of the placing, etc.] according to the market
situation and detailed terms of the issue

PROPOSAL #s.9.7: Approve the validity period of the                        ISSUER          YES          FOR               FOR
resolutions regarding the issue of the Corporate
Bonds shall be 24 months from the date on which the
resolutions are passed at the AGM

PROPOSAL #s.9.8: Authorize the Board 2 Executive                           ISSUER          YES          FOR               FOR
Directors of the Company to handle the relevant
matters in relation to the issue of the Corporate
Bonds according to the specific needs of the Company
and other market conditions: a) so far as permitted
by laws and regulations and based on the Company's
situation and the market conditions, to formulate the
 detailed plan for the issue of Corporate Bonds and
to amend and modify the terms of issue of the
Corporate Bonds, including but not limited to all
matters in relation to the terms of issue such as the
 issuing amount, maturity of Corporate Bonds,
interest rate of Corporate Bonds or its
determination, the timing of issue, whether or not
the issue will be carried out by multi-tranches and
the number of tranches, whether or not to devise
terms for repurchase and redemption, matters
regarding guarantees, periods and mode for repayment
of principal and payment of interests, detailed
arrangements of placing, and the place of listing of
the Corporate Bonds, etc; b) appoint intermediaries
to handle the reporting matters of the issue of the
Corporate Bonds; c) to select trust manager of the
Corporate Bonds, to sign the agreement for trust
management of the Corporate Bonds and to formulate
the regulations of bondholders' meeting; d) to sign
the contracts, agreements and documents in relation
to the issue of the Corporate Bonds, and to disclose
information in an appropriate manner; e) authorize
the Board to make corresponding amendment to the
relevant matters regarding the proposal of the issue
of the Corporate Bonds based on the feedback of the
PRC regulatory authorities in event of any changes in
 the PRC regulatory authorities' policy on issues of
Corporate Bonds or market conditions, other than the
matters which shall be subject to approval by the
shareholders in general meeting pursuant to the
requirements of law, regulations and the Articles of
Association; f) upon the completion of the issue, to
handle the matters in relation to listing of the
Corporate Bonds; g) adopt such measures for securing
the repayment of the Corporate Bonds, including not
to distribute profits to shareholders according to
the requirements of the relevant laws and
regulations, if, during the term of the Corporate
Bonds, it is expected that the Company may not be
able to repay principal and interests of the
Corporate Bonds or the Company fails to repay
principal and interests of the Corporate Bonds when
they become due; h) to handle other matters in
relation to the issue of Corporate Bonds; i) this
authority shall be valid from the date of its

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARACRUZ CELULOSE SA, ARACRUZ
  TICKER:                N/A             CUSIP:     P0441Z110
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: To receive the accounts from the                             ISSUER          NO           N/A               N/A
Administrators, to examine, discuss and vote on the
financial statements in regard to the FY that ended
on 31 DEC 2008

PROPOSAL #II.: To decide concerning the allocation of                      ISSUER          NO           N/A               N/A
 the net profit from the FY, ratifying the payment of
 interest on shareholder equity in the aggregate
amount of BRL 155,000,000.00, approved by the
Executive Committee in meetings held on 18 MAR and 20

PROPOSAL #III.: Elect the Finance Committee                                ISSUER          YES        AGAINST           AGAINST

PROPOSAL #IV.: To set at up to BRL 18,500,000.00 the                       ISSUER          NO           N/A               N/A
total annual remuneration of the administrators and
to set the remuneration of the members of the Finance
 Committee in accordance with the limit established
in Article 162, Paragraph 3, of Law number 6404 76

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARACRUZ CELULOSE SA, ARACRUZ
  TICKER:                N/A             CUSIP:     P0441Z110
  MEETING DATE:          5/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify the conversion as specified                           ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARCELIK AS, ISTANBUL
  TICKER:                N/A             CUSIP:     M1490L104
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and election of the                                  ISSUER          NO           N/A               N/A
Presidential Board

PROPOSAL #2.: Approve the activities and accounts of                       ISSUER          NO           N/A               N/A
2008, the reading and deliberation of the Board of
Directors and Auditors reports, the brief Independent
 auditing report by the Independent auditing Company,
 namely basaran nas bagimsiz denetim ve serbest
muhasebeci mali musavirlik A.S. a Member of
PricewaterhouseCoopers the acceptance, acceptance
through modification or rejection of the
recommendation by the Board of Directors concerning
the balance sheet and income table for 2008

PROPOSAL #3.: Approve the Members of the Board of                          ISSUER          NO           N/A               N/A
Directors and the Auditors for the Company's
activities in 2008

PROPOSAL #4.: Approve the profit distribution policy                       ISSUER          NO           N/A               N/A
according to the Corporate Governance Principles

PROPOSAL #5.: Approve the acceptance, acceptance                           ISSUER          NO           N/A               N/A
through modification or rejection of the
recommendation by the Board of Directors concerning
the profit distribution

PROPOSAL #6.: Elect the new Board Members and                              ISSUER          NO           N/A               N/A
determining their number who will analyze activities
and Audit accounts of 2009 until the OGM

PROPOSAL #7.: Re-elect or change of Auditors who will                      ISSUER          NO           N/A               N/A
 analyze activities and Audit accounts of 2009 until
the OGM

PROPOSAL #8.: Approve the determination of monthly                         ISSUER          NO           N/A               N/A
gross salaries the Chairman, Board Members and

PROPOSAL #9.: Approve the donations and contributions                      ISSUER          NO           N/A               N/A
 to foundations and organizations

PROPOSAL #10.: Approve the Company disclosure policy                       ISSUER          NO           N/A               N/A

PROPOSAL #11.: Amend the Company Article 11 about                          ISSUER          NO           N/A               N/A
establishment, Article 14 about governance and
presentation, Article 16 about salaries, Article 22
about establishment, Article 25 about announcements
and Article 32 about Presidential Board

PROPOSAL #12.: Authorize Board Members according to                        ISSUER          NO           N/A               N/A
the Articles 334 and 335 of the Turkish Commercial

PROPOSAL #13.: Grant authority to the Chairmanship to                      ISSUER          NO           N/A               N/A
 sign the minutes of the meeting

PROPOSAL #14.: Wishes                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARCELORMITTAL SOUTH AFRICA LIMITED
  TICKER:                N/A             CUSIP:     S05944103
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for                         ISSUER          YES          FOR               FOR
the Company and the Group for the YE 31 DEC 2008,
including the Directors' report and the report of the
 Auditors thereon

PROPOSAL #2.A: Re-elect Dr. K. D. K. Mokhele as a                          ISSUER          YES          FOR               FOR
Director in terms of Articles 15.2 and 16.1 of the
Company's Articles of Association, who retire by
rotation

PROPOSAL #2.B: Re-elect Mr. C. P. D. Cornier as a                          ISSUER          YES          FOR               FOR
Director in terms of Articles 15.2 and 16.1 of the
Company's Articles of Association, who retire by
rotation

PROPOSAL #2.C: Re-elect Mr. S. Maheshwari as a                             ISSUER          YES        AGAINST           AGAINST
Director in terms of Articles 15.2 and 16.1 of the
Company's Articles of Association, who retire by
rotation

PROPOSAL #2.D: Re-elect Mr. A. M. H. O. Poupart-                           ISSUER          YES          FOR               FOR
Lafarge as a Director in terms of Articles 15.2 and
16.1 of the Company's Articles of Association, who
retire by rotation

PROPOSAL #2.E: Re-elect Mr. H. J. Verster as a                             ISSUER          YES          FOR               FOR
Director in terms of Articles 15.2 and 16.1 of the
Company's Articles of Association, who retire by
rotation

PROPOSAL #3.: Approve the Non-Executive Directors'                         ISSUER          YES          FOR               FOR
fees for the YE 31 DEC 2008

PROPOSAL #4.: Approve the specified annual fees as                         ISSUER          YES          FOR               FOR
the maximum Non-Executive Directors' fees payable for
 the period 01 MAY 2009 until the next AGM as

PROPOSAL #5.: Appoint Messrs. Deloitte & Touche as                         ISSUER          YES          FOR               FOR
the Company's External Auditors and Mr. Ryan Michael
Duffy as the Audit partner

PROPOSAL #6.: Approve that 5% of the authorized but                        ISSUER          YES          FOR               FOR
unissued share capital of the Company be placed under
 the control of the Directors of the Company, and
authorize the Directors of the Company to allot and
issue all or part thereof, for the purpose of
implementing a group bonus scheme and a share
incentive scheme, on such terms and conditions as
they may deem fit, subject to the provisions of
Sections 221 and 222 of the Companies Act 61 of 1973,
 as amended, the Articles of Association of the
Company and the JSE Limited Listings Requirements;
[Authority expires until the next AGM]

PROPOSAL #S.7: Authorize the Company and/or its                            ISSUER          YES          FOR               FOR
subsidiaries in terms of the authority granted in the
 Articles of Association of the Company and/or any
subsidiary of the Company, to acquire the Company's
own ordinary shares [shares], upon such terms and
conditions and in such amounts as the Directors of
the Company [and, in the case of an acquisition by a
subsidiary[ies], the Directors of the
subsidiary[ies]], may from time to time decide but
subject to the provisions of the Companies Act 61 of
1 973, as amended [the Act] and the JSE Limited [JSE]
 Listings Requirements and any other stock exchange
upon which the shares of the Company may be quoted or
 listed, subject to the specified conditions: that
any repurchases of shares in terms of this authority
be effected through the order book operated by the
JSE trading system and done without any prior
understanding or arrangement between the Company and
the counter-party, such repurchases being effected by
 only 1 appointed agent of the Company at any point
in time, and effected only if after the repurchase
the Company still complies with the minimum spread
requirements stipulated in the JSE Listings
Requirements; that the acquisitions in any 1 FY shall
 be limited to 10% of the issued share capital of the
 Company at the date of this AGM, provided that any
subsidiary[ies] may acquire shares to a maximum of
10% of the issued share capital of the Company at the
 date of this AGM, provided that any subsidiary[ies]
may acquire shares to a maximum of 10% of the
aggregate of the shares in the Company; that any
acquisition of shares in terms of this authority, may
 not be made at a price greater than 10% above the
weighted average market value of the shares over the
5% business days immediately preceding the date on
which the acquisition is effected; the repurchase of
shares may not be effected during a prohibited
period, as defined in the JSE Listings Requirements
unless a repurchase programme is in place, where
dates and quantities of shares to be traded during
the prohibited period are fixed and full details of
the programmee have been disclosed in any
announcement over SENS prior to the commencement of
the prohibited period; and that an announcement
containing full details of such acquisitions of
shares will be published as soon as the Company and/
or its subsidiary[ies] has/have acquired shares
constitution, on a cumulative basis, 3% of the number
 of shares in issue at the date of the general
meeting at which this at which this special
resolution and for each 3% in aggregate of the
initial number acquired thereafter; [Authority
expires until the next AGM of the Company, or for 15

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARCELORMITTAL SOUTH AFRICA LIMITED
  TICKER:                N/A             CUSIP:     S05944103
  MEETING DATE:          6/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve with or without modification                         ISSUER          YES          FOR               FOR
the scheme of arrangement between the applicant and
its shareholders

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARCELORMITTAL SOUTH AFRICA LIMITED
  TICKER:                N/A             CUSIP:     S05944103
  MEETING DATE:          6/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #s.1: Grant authority over the purchase by                        ISSUER          YES          FOR               FOR
the Acquiror of Arcelor mittal shares

PROPOSAL #O.1: Authorize the Directors to implement                        ISSUER          YES          FOR               FOR
all such actions and resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARCELORMITTAL SOUTH AFRICA LIMITED
  TICKER:                N/A             CUSIP:     S05944103
  MEETING DATE:          6/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the scheme in terms of which                         ISSUER          YES          FOR               FOR
the acquiror will acquire in the terms of Section 89
of the Act, by way of the Act, by way of a scheme of
arrangement in terms of section 311 of the Act,
approximately 10% of the number of issued ordinary
shares in Arcelormittal South Africa Limited held by
the shareholders of Arcelormittal South Africa
Limited on a pro rata basis, for a consideration of
ZAR 87.64 for each share required, the aforesaid will
 be achieved by the Acquiror acquiring 9,995% of the
shareholding of each scheme participant [adjusted by
the application of the rounding principle as defined
in the document posted to the shareholders of
Arcelormittal South Africa Limited], it being
recorded that the above percentage has been reduced
to below 10% in order to ensure that the rounding
principle does not result in the aggregate number of
ordinary shares in Arcelormittal South Africa Limited
 being acquired exceeding 10% of the number of issued
 ordinary shares in Arcelormittal South Africa Limited

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASIA CEMENT CORP
  TICKER:                N/A             CUSIP:     Y0275F107
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 financial statements                               ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of convertible bonds                             ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.8 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings; proposed stock dividend: 30
for 1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASIATIC DEVELOPMENT BHD
  TICKER:                N/A             CUSIP:     Y03916106
  MEETING DATE:          6/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements for the financial YE 31 DEC 2008 and the
Directors' and Auditors' reports thereon

PROPOSAL #2.: Approve the declaration of a final                           ISSUER          YES          FOR               FOR
dividend of 5.0 sen less 25% tax per ordinary share
of 50 sen each for the financial year ended 31 DEC
2008 to be paid on 15 JUL 2009 to Members registered
in the record of depositors on 30 JUN 2009

PROPOSAL #3.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
of MYR 491,900 for the FYE 31 DEC 2008 [2007: MYR
481,825]

PROPOSAL #4.: Re-elect Encik Mohd Din Jusoh as a                           ISSUER          YES          FOR               FOR
Director of the Company pursuant to Article 99 of the
 Articles of Association of the Company

PROPOSAL #5.: Re-elect Lt. Gen. [B] Dato' Abdul Ghani                      ISSUER          YES          FOR               FOR
 Bin Abdullah as a Director of the Company pursuant
to Article 99 of the Articles of Association of the
Company

PROPOSAL #6.: Re-appoint Tan Sri Mohd Amin Bin Osman,                      ISSUER          YES          FOR               FOR
 retiring in accordance with Section 129 of the
Companies Act, 1965, to hold office until the
conclusion of the next AGM

PROPOSAL #7.: Re-appoint Lt. Gen. [B] Dato' Haji                           ISSUER          YES          FOR               FOR
Abdul Jamil Bin Haji Ahmad, retiring in accordance
with Section 129 of the Companies Act, 1965, to hold
office until the conclusion of the next AGM

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to fix their remuneration

PROPOSAL #S.1: Approve to change the name of the                           ISSUER          YES          FOR               FOR
Company from Asiatic Development Berhad to Genting
Plantation Berhad and that all references in the
Memorandum and Articles of Association of the Company
 to the name Asiatic Development Berhad, wherever the
 same may appear, shall be deleted and subsituted
with Genting Plantation Berhad [Proposed Change of
Name] and authorize Messrs. Tan Sri Mohd Amin Bin
Osman, the Chairman of the Company or Tan Sri Lim Kok
 Thay, the Chief Executive and Director of the
Company, to give effect to the Proposed Change of
Name with full power to assent to any condition,
modification, variation and/or amendment [if any] as
may be required by the relevant authorities

PROPOSAL #9.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject always to the Companies Act, 1965, the
Articles of Association of the Company and the
approval of any relevant governmental and/or
regulatory authorities, where such approval is
required, to Section 132D of the Companies Act, 1965
to issue and allot shares in the Company, at any time
 and upon such terms and conditions and for such
purposes as the Directors may, in their absolute
discretion deem fit provided that the aggregate
number of shares issued pursuant to this resolution
does not exceed 10% of the issued and paid-up share
capital of the Company for the time being, and this
authority under this resolution shall continue in
force until the conclusion of the next AGM of the
Company, and that: a] approval and authority be and
are given to the Directors of the Company to take all
 such actions that may be necessary and/or desirable
to give effect to this resolution and in connection
therewith to enter into and execute on behalf of the
Company any instrument, agreement and/or arrangement
with any person, and in all cases with full power to
assent to any condition, modification, variation
and/or amendment [if any] in connection therewith;
and b] the Directors of the Company be and are also
empowered to obtain the approval for the listing of
and quotation for the additional shares so issued on
Bursa Malaysia Securities Berhad

PROPOSAL #10.: Authorize the Company, subject to                           ISSUER          YES          FOR               FOR
compliance with all applicable laws, the Company's
Articles of Association, and the regulations and
guidelines applied from time to time by Bursa
Malaysia Securities Berhad [Bursa Securities] and/or
any other relevant regulatory authority: a] authorize
 the Company to utilize up to the aggregate of the
total retained earnings and share premium accounts of
 the Company based on its latest audited financial
statements available up to the date of the
transaction, to purchase, from time to time during
the validity of the approval and authority under this
 resolution, such number of ordinary shares of 50 sen
 each in the Company [as may be determined by the
Directors of the Company] on Bursa Securities upon
such terms and conditions as the Directors may deem
fit and expedient in the interests of the Company,
provided that the aggregate number of shares to be
purchased and/or held by the Company pursuant to this
 resolution does not exceed 10% of the total issued
and paid-up ordinary share capital of the Company at
the time of purchase, and provided further that in
the event that the Company ceases to hold all or any
part of such shares as a result of [among others]
cancellations, resale's and/or distributions of any
of these shares so purchased, the Company shall be
entitled to further purchase and/or hold such
additional numbers of shares as shall [in aggregate
with the shares then still held by the Company] not
exceed 10% of the total issued and paid-up ordinary
share capital of the Company at the time of purchase.
 Based on the audited financial statements of the
Company for the FYE 31 DEC 2008, the Company's
retained earnings and share premium accounts were
approximately MYR 2,480.4 million and MYR 40.0
million respectively b] approval and authority
conferred by this resolution shall commence on the
passing of this resolution, and shall remain valid
and in full force and effect until: [Authority
expires at the earlier of the conclusion of the next
AGM of the Company or the expiry of the period within
 which the next AGM is required by law to be held],
c] authorize the Directors of the Company in their
absolute discretion, to deal with any shares
purchased and any existing treasury shares [the said
Shares] in the following manner: i] cancel the said
Shares; and/or [ii] retain the said Shares as
treasury shares; and/or [iii] distribute all or part
of the said Shares as dividends to shareholders,
and/or resell all or part of the said Shares on Bursa
 Securities in accordance with the relevant rules of
Bursa Securities and/or cancel all or part of the
said Shares, or in any other manner as may be
prescribed by all applicable laws and/or regulations
and guidelines applied from time to time by Bursa
Securities and/or any other relevant authority for
the time being in force and that the authority to
deal with the said Shares shall continue to be valid
until all the said Shares have been dealt with by the
 Directors of the Company; and d] authorize the

PROPOSAL #11.: Authorize the Company and/or its                            ISSUER          YES          FOR               FOR
subsidiaries to enter into any of the transactions
falling within the types of recurrent related party
transactions of a revenue or trading nature with the
related parties as set out in Section 2.3 under Part
B of the Document to Shareholders dated 22 MAY 2009
provided that such transactions are undertaken in the
 ordinary course of business, on arm's length basis
and on commercial terms which are not more favorable
to the related party than those generally available
to/from the public and are not, in the Company's
opinion, detrimental to the minority shareholders and
 that the breakdown of the aggregate value of the
recurrent related party transactions conducted/to be
conducted during the FY, including the types of
recurrent transactions made and the names of the
related parties, will be disclosed in the annual
report of the Company; and that such approval shall
continue to be in force until: [Authority expires at
earlier of the conclusion of the next AGM of the
Company following this AGM at which such proposed
shareholders' Mandate is passed, at which time it
will lapse, unless by a resolution passed at the
meeting, the authority is renewed or the expiration
of the period within which the next AGM of the
Company after that date is required to be held
pursuant to Section 143[1] of the Companies Act, 1965
 [but shall not extend to such extension as may be
allowed pursuant to Section 143[2] of the Companies

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASPEN PHARMACARE HOLDINGS PLC
  TICKER:                N/A             CUSIP:     S0754A105
  MEETING DATE:          11/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual financial                       ISSUER          YES          FOR               FOR
statements of the Company and of the Group for the YE
 30 JUN 2008

PROPOSAL #2.A: Re-elect Mr. Archie Aaron as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retire by rotation in
terms of Articles of Association of the Company

PROPOSAL #2.B: Re-elect Mr. Rafique Bagus as a                             ISSUER          YES        AGAINST           AGAINST
Director of the Company, who retires by rotation in
terms of Articles of Association of the Company

PROPOSAL #2.C: Re-elect Mr. Pasco Dyani as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires by rotation in terms of
Articles of Association of the Company

PROPOSAL #2.D: Re-elect Mr. Roy Andersen as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
terms of Articles of Association of the Company

PROPOSAL #3.: Re-appoint PricewaterhouseCoopers Inc.,                      ISSUER          YES          FOR               FOR
 as the Auditors of the Company and the Group; and
Eric MacKeown as the Audit partner for the ensuing

PROPOSAL #4.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to determine the remuneration of the Auditors

PROPOSAL #5.: Approve the remuneration of the Non-                         ISSUER          YES          FOR               FOR
Executive Directors for the YE 30 JUN 2009 on the
basis specified

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 by way of the general authority, to distribute to
shareholders of the Company any share capital and
reserves of the Company in terms of Section 90 of the
 Companies Act, 61 of 1973 as amended [the Act],
Article 30.2 of the Company's Articles of Association
 and the Listings Requirements of the JSE Ltd,
provided that: the distribution will be made pro rata
 to all ordinary shareholders; any general
distribution of share premium by the Company shall
not exceed 20% of the Company's issued share capital
and reserves, excluding minority interests;
[Authority expires the earlier of the next AGM of the
 Company or 15 months]; the Directors of the Company
are of the opinion that, were the Company to enter
into a transaction to distribute share capital and/or
 reserves up to a maximum of 20% of the current
issued share capital and reserves, and they are
satisfied that for a period of 12 months after the
date of the notice of this AGM: the Company and its
subsidiaries [the Group] will be able to pay its
debts as they become due in the ordinary course of
business; the assets of the Company and the Group,
fairly valued in accordance with International
Financial Reporting Standards, will be in excess of
the liabilities of the Company and the Group; the
issued share capital of the Company and the Group
will be adequate for the purpose of the business of
the Company and the Group for the foreseeable future;
 and the working capital available to the Company and
 the Group will be adequate for the Company and the

PROPOSAL #7.: Approve to place all the ordinary                            ISSUER          YES        AGAINST           AGAINST
shares in the authorized but unissued share capital
of the Company at the disposal and under the control
of the Directors until the next AGM of the Company;
and authorize the Directors, subject to the
provisions of the Act, and the Listings Requirements
of the JSE Ltd, to allot, issue and otherwise dispose
 of such shares to such person/s on such terms and
conditions and at such times as the Directors may
from time-to-time in their discretion deem fit

PROPOSAL #8.: Authorize any 1 executive Director of                        ISSUER          YES          FOR               FOR
the Company to sign all such documents and to do all
such things as may be necessary for or incidental to
the implementation of the resolutions to be proposed
at the AGM

PROPOSAL #S.1: Authorize the Company or any of its                         ISSUER          YES          FOR               FOR
subsidiaries, by way of general authority, to acquire
 up to a further 20% of the Company's ordinary issued
 share capital [subject to the provisions that a
subsidiary may not hold more than 10% of the
Company's issued share capital], in terms of Sections
 85(2) and 85(3) of the Companies Act 61 of 1973, as
amended, and of the Listings Requirements of the JSE
Ltd, subject to the following conditions: any such
acquisition of ordinary shares shall be implemented
through the order book operated by JSE Ltd's trading
system and done without any prior understanding or
arrangement between the Company and the counter-
party; acquisitions in the aggregate in any 1 FY may
not exceed 20% of Company's issued share capital as
at the date of passing this Special Resolution; an
announcement is published as soon as the Company or
any of its subsidiaries has acquired shares
constituting, on a cumulative basis, 3% of the number
 of the ordinary shares in issue at the time the
authority is granted and for each subsequent 3%
purchase thereafter, containing full details of such
acquisition; in determining the price at which Aspen
shares are acquired by the Company or its
subsidiaries, the maximum premium at which such share
 may be purchased will be 10% of the weighted average
 of the market value of the shares for the 5 business
 days immediately preceding the date of the relevant
transaction; the Company has been given authority by
its Articles of Association; at any point in time,
the Company may only appoint 1 agent to effect any
repurchase on the Company's behalf; the Company's
sponsor must confirm the adequacy of the Company's
working capital for purposes of undertaking the
repurchase of shares in writing to the JSE Ltd before
 entering the market to proceed with the repurchase;
the Company remaining in compliance with the minimum
shareholder spread requirements of the JSE Ltd
Listings Requirements; and the Company and/or its
subsidiaries not repurchasing any shares during a
prohibited period as defined by the JSE Ltd Listings
Requirements unless a repurchase programme is in
place, where dates and quantities of shares to be
traded during the prohibited period, are fixed and
full details of the programme have been disclosed in
an announcement over the Stock Exchange news service
prior to the commencement of the prohibited period;
[Authority expires the earlier of the next AGM of the

PROPOSAL #S.2: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company, by way of a specific authority, to
approve the purchase in terms of Section 85 of the
Companies Act of 1973, as amended, by Aspen of
38,931,499 treasury shares from Pharmacare Ltd, a
wholly owned subsidiary of Aspen, at a price of ZAR
30,81per share, being the closing share price for
Aspen on JSE Ltd on 27 OCT 2008, the Board of
Directors of the Company is of the opinion that,
after considering the effect of this specific
repurchase the: Company and the Group will be able,
in the ordinary course of business, to pay its debts
for a period of 12 months after the date of approval
of this special resolution; assets of the Company and
 the Group will be in excess of the liabilities of
the Company and the Group for a period of 12 months
after the date of the approval of the special
resolution, for this purpose the assets and
liabilities were recognized and measured in
accordance with the accounting policies used in the
audited annual financial statements of the Group;
share capital of the Company and the Group will be
adequate for ordinary business purposes for a period
of 12 months after the date of the approval of this
special resolution; working capital of the Company
and the Group will be adequate for ordinary business
purposes for a period of 12 months after the approval
 of this special resolution; and the Company and/or
its subsidiaries will not repurchase any shares
during the prohibited period as defined by JSE Ltd
Listings Requirements, unless a repurchase programme
is in place, where dates and quantities of shares to
be traded during the prohibited period are fixed and
full details of the programme have been disclosed in
an announcement over the Stock Exchange News Service

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASSECO POLAND S A
  TICKER:                N/A             CUSIP:     X02540130
  MEETING DATE:          8/14/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the statement of the meeting's                       ISSUER          NO           N/A               N/A
legal validity

PROPOSAL #4.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the merger of the Company with                       ISSUER          NO           N/A               N/A
ABG seated in Warsaw and the changes in the Article
of Association

PROPOSAL #6.: Authorize the Management Board to apply                      ISSUER          NO           N/A               N/A
 for entering the shares of new issuance into the

PROPOSAL #7.: Approve the transfer of the organized                        ISSUER          NO           N/A               N/A
part of Company on the entity belong to the Capital
Group

PROPOSAL #8.: Approve the changes in the Articles of                       ISSUER          NO           N/A               N/A
Association

PROPOSAL #9.: Approve the changes in the Articles of                       ISSUER          NO           N/A               N/A
Association

PROPOSAL #10.: Approve to buy the real estate                              ISSUER          NO           N/A               N/A

PROPOSAL #11.: Authorize the Supervisory Board to                          ISSUER          NO           N/A               N/A
establish the uniform text of Article of Association

PROPOSAL #12.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASSECO POLAND S A
  TICKER:                N/A             CUSIP:     X02540130
  MEETING DATE:          1/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Acknowledge the proper convening of the                      ISSUER          NO           N/A               N/A
 meeting and its ability to adopt resolutions

PROPOSAL #4.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the merger with Systemy                              ISSUER          NO           N/A               N/A
Informacyjne Kapital S A, seated in Warsaw

PROPOSAL #6.: Approve the changes in the Supervisory                       ISSUER          NO           N/A               N/A
Board

PROPOSAL #7.: Approve the change of Paragraphs 5, 8,                       ISSUER          NO           N/A               N/A
10 Point 2, Paragraph 14 Point 15 1 Paragraph 19
Point 2 of the Company's Statute

PROPOSAL #8.: Approve the changes in the general                           ISSUER          NO           N/A               N/A
meeting regulations

PROPOSAL #9.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASSECO POLAND S A
  TICKER:                N/A             CUSIP:     X02540130
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting and elect the                         ISSUER          NO           N/A               N/A
Chairman

PROPOSAL #2.: Approve, to state if the meeting has                         ISSUER          NO           N/A               N/A
been convened in conformity of resolutions and
assuming its capability to pass valid resolutions

PROPOSAL #3.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve to review the Management Boards                      ISSUER          NO           N/A               N/A
 report on Asseco Poland S.A. activity in 2008

PROPOSAL #5.: Approve to review the Asseco Poland                          ISSUER          NO           N/A               N/A
S.A. financial statement for 2008

PROPOSAL #6.: Approve to review the Auditors opinion                       ISSUER          NO           N/A               N/A
and report on review of Asseco Poland S.A. financial
statement for 2008

PROPOSAL #7.: Approve to review the Asseco Poland                          ISSUER          NO           N/A               N/A
S.A. Supervisory Boards report on assessment of the
Management Boards report on Company's activity in
2008 and on assessment of the Company's financial
statement for 2008

PROPOSAL #8.: Approve the Asseco Poland S.A.                               ISSUER          NO           N/A               N/A
Management Boards report on Company's activity in
2008 and on assessment of the Company's financial
statement for 2008

PROPOSAL #9.: Approve the Asseco Poland S.A. capital                       ISSUER          NO           N/A               N/A
Groups financial statement for 2008

PROPOSAL #10.: Approve the report on Asseco Poland                         ISSUER          NO           N/A               N/A
S.A. capital Groups activity in 2008

PROPOSAL #11.: Approve to review the Auditors opinion                      ISSUER          NO           N/A               N/A
 and report on review of Asseco Poland S.A. capital
Groups financial statement for 2008

PROPOSAL #12.: Approve to review the Asseco Poland                         ISSUER          NO           N/A               N/A
S.A. capital Groups Supervisory Boards report on
assessment of the Management Boards report on
Company's activity in 2008

PROPOSAL #13.: Approve the Asseco Poland S.A. capital                      ISSUER          NO           N/A               N/A
 Groups financial statement for 2008 and Asseco
Poland S.A. capital Groups activity

PROPOSAL #14.: Grant discharge to the Management                           ISSUER          NO           N/A               N/A
Board of Asseco Poland S.A. for 2008

PROPOSAL #15.: Grant discharge to the Supervisory                          ISSUER          NO           N/A               N/A
Board of Asseco Poland S.A. for 2008

PROPOSAL #16.: Approve the allocation of profits                           ISSUER          NO           N/A               N/A
Asseco Poland S.A. for 2008 and dividend payment

PROPOSAL #17.: Approve to review of the Management                         ISSUER          NO           N/A               N/A
Boards report on Prokom Software S.A. activity in
period from 01 JAN 2008 to 01 APR 2008

PROPOSAL #18.: Approve to review of Prokom Software                        ISSUER          NO           N/A               N/A
S.A. financial statement period from 01 JAN 2008 to
01 APR 2008

PROPOSAL #19.: Approve to review the Prokom Software                       ISSUER          NO           N/A               N/A
S.A. Supervisory Boards report on assessment of the
Management Boards report on Company's activity in
period from 01 JAN 2008 to 01 APR 2008 and on
assessment of the Company's financial statement for
period from 01 JAN 2008 to 01 APR 2008

PROPOSAL #20.: Approve the Asseco Poland S.A.                              ISSUER          NO           N/A               N/A
Management Boards report on Prokom Software S.A.
activity in period from 01 JAN 2008 to 01 APR 2008
and of Prokom Software S.A. financial statement for
period from 01 JAN 2008 to 01 APR 2008

PROPOSAL #21.: Grant discharge to the Prokom Software                      ISSUER          NO           N/A               N/A
 S.A. Management Board for period from 01 JAN 2008 to
 01 APR 2008

PROPOSAL #22.: Grant discharge to the Prokom Software                      ISSUER          NO           N/A               N/A
 S.A. Supervisory Board for period from 01 JAN 2008
to 01 APR 2008

PROPOSAL #23.: Approve to review the Management                            ISSUER          NO           N/A               N/A
Boards report on ABG S.A. KRS0000049592 activity in
period from 01 JAN 2008 to 01 OCT 2008

PROPOSAL #24.: Approve to review the ABG S.A.                              ISSUER          NO           N/A               N/A
KRS0000049592 financial statement for period from 01
JAN 2008 to 01 OCT 2008

PROPOSAL #25.: Approve to review the Supervisory                           ISSUER          NO           N/A               N/A
Boards report on assessment of the Management Boards
report on ABG S.A. KRS0000049592 activity in period
from 01 JAN 2008 to 01 OCT 2008 and on assessment of
the ABG S.A. KRS0000049592 financial statement for
period from 01 JAN 2008 to 01 OCT 2008

PROPOSAL #26.: Approve the Asseco Poland S.A.                              ISSUER          NO           N/A               N/A
Management Boards report on ABG S.A. KRS0000049592
activity in period from 01 JAN 2008 to 01 OCT 2008
and the ABG S.A. KRS0000049592 financial statement
for period from 01 JAN 2008 to 01 OCT 2008

PROPOSAL #27.: Grant discharge to the ABG S.A.                             ISSUER          NO           N/A               N/A
KRS0000049592 Management Board for period from 01 JAN
 2008 to 01 OCT 2008

PROPOSAL #28.: Grant discharge to the ABG S.A.                             ISSUER          NO           N/A               N/A
KRS0000049592 Supervisory Board for period from 01
JAN 2008 to 01 OCT 2008

PROPOSAL #29.: Approve to review the Management                            ISSUER          NO           N/A               N/A
Boards report on Systemy Informacyjne Kapital SA
Company's activity in 2008

PROPOSAL #30.: Approve to review the Systemy                               ISSUER          NO           N/A               N/A
Informacyjne Kapital SA financial statement for 2008

PROPOSAL #31.: Approve to review the Auditors'                             ISSUER          NO           N/A               N/A
opinion and report on review of Systemy Informacyjne
Kapital SA financial statement for 2008

PROPOSAL #32.: Approve to review the Supervisory                           ISSUER          NO           N/A               N/A
Boards report on assessment of the Management Boards
report on Systemy Informacyjne Kapital SA activity in
 2008 and on assessment of Systemy Informacyjne
Kapital SA S financial statement for 2008

PROPOSAL #33.: Approve the Asseco Poland S.A.                              ISSUER          NO           N/A               N/A
Management Boards report on Systemy Informacyjne
Kapital SA activity in 2008 and on approval of
Systemy Informacyjne Kapital Sa financial statement

PROPOSAL #34.: Grant discharge to the Systemy                              ISSUER          NO           N/A               N/A
Informacyjne Kapital SA Management Board for 2008

PROPOSAL #35.: Grant discharge to the Systemy                              ISSUER          NO           N/A               N/A
Informacyjne Kapital SA Supervisory Board for 2008

PROPOSAL #36.: Approve the sale of property                                ISSUER          NO           N/A               N/A

PROPOSAL #37.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASTRO ALL ASIA NETWORKS PLC
  TICKER:                N/A             CUSIP:     G0594A110
  MEETING DATE:          7/24/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Company and/or its                             ISSUER          YES          FOR               FOR
subsidiaries, pursuant to paragraph 10.09 of the
Listing Requirements of Bursa Malaysia Securities
Berhad, to enter into recurrent related party
transactions of a revenue or trading nature with
Usaha Tegas Sdn Bhd and/or its affiliates including
but not Limited to UTSB Management Sdn Bhd, UT
Hospitality Services Sdn Bhd, UT Projects Sdn Bhd and
 Bonuskad Loyalty Sdn Bhd as specified, provided that
 such transactions are necessary for day-to-day
operations of the Company and/or its subsidiaries and
 are carried out in the ordinary course of business
on normal commercial terms and on terms which are not
 more favorable to the parties with which such
recurrent transactions are to be entered into than
those generally available to the public and which are
 not detrimental to the minority shareholders of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company following
the general meeting at which this resolution shall be
 passed, at which time it will lapse, authority
conferred by this resolution is renewed or the
expiration of the period within which such AGM is
required to be held pursuant to Section 336(1) of the
 United Kingdom Companies Act, 2006]; and authorize
the Directors of the Company to complete and do all
such acts and things [including executing all such
documents as may be required] as they may consider
expedient or necessary to give effect to this
resolution

PROPOSAL #2.: Authorize the Company and/or its                             ISSUER          YES          FOR               FOR
subsidiaries, pursuant to paragraph 10.09 of the
Listing Requirements of Bursa Malaysia Securities
Berhad, to enter into recurrent related party
transactions of a revenue or trading nature with
Maxis Communications Berhad and/or its affiliates
including but not limited to Maxis Broadband Sdn Bhd,
 Maxis Mobile Services Sdn Bhd [formerly known as
Malaysian Mobile Services Sdn Bhd and Maxis Mobile
Sdn Bhd as specified, provided that such transactions
 are necessary for day-to-day operations of the
Company and/or its subsidiaries and are carried out
in the ordinary course of business on normal
commercial terms and on terms which are not more
favorable to the parties with which such recurrent
transactions are to be entered into than those
generally available to the public and which are not
detrimental to the minority shareholders of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company following
the general meeting at which this resolution shall be
 passed, at which time it will lapse, authority
conferred by this resolution is renewed or the
expiration of the period within which such AGM is
required to be held pursuant to Section 336(1) of the
 United Kingdom Companies Act, 2006]; and authorize
the Directors of the Company to complete and do all
such acts and things [including executing all such
documents as may be required] as they may consider
expedient or necessary to give effect to this

PROPOSAL #3.: Authorize the Company and/or its                             ISSUER          YES          FOR               FOR
subsidiaries, pursuant to paragraph 10.09 of the
Listing Requirements of Bursa Malaysia Securities
Berhad, to enter into recurrent related party
transactions of a revenue or trading nature with
Tanjong Public Limited Company and/or its affiliates
including but not limited to Pan Malaysian Pools Sdn
Bhd and TGV Cinemas Sdn Bhd as specified, provided
that such transactions are necessary for day-to-day
operations of the Company and/or its subsidiaries and
 are carried out in the ordinary course of business
on normal commercial terms and on terms which are not
 more favorable to the parties with which such
recurrent transactions are to be entered into than
those generally available to the public and which are
 not detrimental to the minority shareholders of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company following
the general meeting at which this resolution shall be
 passed, at which time it will lapse, authority
conferred by this resolution is renewed or the
expiration of the period within which such AGM is
required to be held pursuant to Section 336(1) of the
 United Kingdom Companies Act, 2006]; and authorize
the Directors of the Company to complete and do all
such acts and things [including executing all such
documents as may be required] as they may consider
expedient or necessary to give effect to this
resolution

PROPOSAL #4.: Authorize the Company and/or its                             ISSUER          YES          FOR               FOR
subsidiaries, pursuant to paragraph 10.09 of the
Listing Requirements of Bursa Malaysia Securities
Berhad, to enter into recurrent related party
transactions of a revenue or trading nature with
MEASAT Satellite Systems Sdn Bhd as specified,
provided that such transactions are necessary for
day-to-day operations of the Company and/or its
subsidiaries and are carried out in the ordinary
course of business on normal commercial terms and on
terms which are not more favorable to the party with
which such recurrent transactions are to be entered
into than those generally available to the public and
 which are not detrimental to the minority
shareholders of the Company; [Authority expires the
earlier of the conclusion of the next AGM of the
Company following the general meeting at which this
resolution shall be passed, at which time it will
lapse, authority conferred by this resolution is
renewed or the expiration of the period within which
such AGM is required to be held pursuant to Section
336(1) of the United Kingdom Companies Act, 2006];
and authorize the Directors of the Company to
complete and do all such acts and things [including
executing all such documents as may be required] as
they may consider expedient or necessary to give
effect to this resolution

PROPOSAL #5.: Authorize the Company and/or its                             ISSUER          YES          FOR               FOR
subsidiaries, pursuant to paragraph 10.09 of the
Listing requirements of Bursa Malaysia Securities
Berhad, to enter into recurrent related party
transactions of a revenue or trading nature with Goal
 TV Asia Limited as specified, provided that such
transactions are necessary for day-to-day operations
of the Company and/or its subsidiaries and are
carried out in the ordinary course of business on
normal commercial terms and on terms which are not
more favorable to the party with which such recurrent
 transactions are to be entered into than those
generally available to the public and which are not
detrimental to the minority shareholders of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company following
the general meeting at which this resolution shall be
 passed, at which time it will lapse, authority
conferred by this resolution is renewed or the
expiration of the period within which such AGM is
required to be held pursuant to Section 336(1) of the
 United Kingdom Companies Act, 2006]; and authorize
the Directors of the Company to complete and do all
such acts and things [including executing all such
documents as may be required] as they may consider
expedient or necessary to give effect to this
resolution

PROPOSAL #6.: Authorize the Company and/or its                             ISSUER          YES          FOR               FOR
subsidiaries, pursuant to paragraph 10.09 of the
Listing Requirements of Bursa Malaysia Securities
Berhad, to enter into a recurrent related party
transaction of a revenue or trading nature with Plus
Interactive Asia Limited as specified, provided that
such transaction is necessary for day-to-day
operations of the Company and/or its subsidiaries and
 is carried out in the ordinary course of business on
 normal commercial terms and on terms which are not
more favorable to the party with which such recurrent
 transaction is to be entered into than those
generally available to the public and which is not
detrimental to the minority shareholders of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company following
the general meeting at which this resolution shall be
 passed, at which time it will lapse, authority
conferred by this resolution is renewed or the
expiration of the period within which such AGM is
required to be held pursuant to Section 336(1) of the
 United Kingdom Companies Act, 2006]; and authorize
the Directors of the Company to complete and do all
such acts and things [including executing all such
documents as may be required as they may consider
expedient or necessary to give effect to this

PROPOSAL #7.: Authorize the Company and/or its                             ISSUER          YES          FOR               FOR
subsidiaries, pursuant to paragraph 10.09 of the
Listing Requirements of Bursa Malaysia Securities
Berhad, to enter into recurrent related party
transactions of a revenue or trading nature with Yes
Television [Hong Kong] Limited as specified, provided
 that such transactions are necessary for day-to-day
operations of the Company and/or its subsidiaries and
 are carried out in the ordinary course of business
on normal commercial terms and on terms which are not
 more favorable to the party with which such
recurrent transactions are to be entered into than
those generally available to the public and which are
 not detrimental to the minority shareholders of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company following
the general meeting at which this resolution shall be
 passed, at which time it will lapse, authority
conferred by this resolution is renewed or the
expiration of the period within which such AGM is
required to be held pursuant to Section 336(1) of the
 United Kingdom Companies Act, 2006]; and authorize
the Directors of the Company to complete and do all
such acts and things [including executing all such
documents as may be required] as they may consider
expedient or necessary to give effect to this
resolution

PROPOSAL #S.1: Approve and adopt the proposed                              ISSUER          YES          FOR               FOR
amendment to the Articles of Association of the
Company as specified and authorize the Directors and
Secretary of the Company: i) to carry out all
necessary formalities in effecting the amendments as
specified; and ii) to assent to any condition,
modification, variation and/or amendments as may be
required by Bursa Malaysia Securities Berhad and/or
any other relevant regulatory authority

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASTRO ALL ASIA NETWORKS PLC
  TICKER:                N/A             CUSIP:     G0594A110
  MEETING DATE:          7/24/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the annual report                        ISSUER          YES          FOR               FOR
and the audited financial statements of the Company
and of the group for the FYE 31 JAN 2008 and the
reports of the Directors and the Auditors thereon

PROPOSAL #2.: Declare a final tax-exempt dividend of                       ISSUER          YES        AGAINST           AGAINST
2 sen per ordinary share of 10 pence each for the FYE
 31 JAN 2008

PROPOSAL #3.: Re-appoint Mr. Augustus Ralph Marshall,                      ISSUER          YES          FOR               FOR
 a Director who retires by rotation in accordance
with Articles 83 and 84 of the Company's Articles of
Association

PROPOSAL #4.: Re-appoint Mr. Dato Mohamed Khadar Bin                       ISSUER          YES          FOR               FOR
Merican, a Director who retires by rotation in
accordance with Articles 83 and 84 of the Company's
Articles of Association

PROPOSAL #5.: Re-appoint Pricewaterhousecoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company to hold office from
the conclusion of this meeting until the conclusion
of the next AGM and authorize the Directors to fix
their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASUSTEK COMPUTER INC
  TICKER:                N/A             CUSIP:     Y04327105
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: To report the business of 2008.                             ISSUER          NO           N/A               N/A

PROPOSAL #1.2: Supervisors' review report of 2008.                         ISSUER          NO           N/A               N/A

PROPOSAL #1.3: To report the implementation of common                      ISSUER          NO           N/A               N/A
 shares buyback.

PROPOSAL #2.1: To acknowledge 2008 operation and                           ISSUER          YES          FOR               FOR
financial reports.

PROPOSAL #2.2: To acknowledge appropriation of 2008                        ISSUER          YES          FOR               FOR
earnings.

PROPOSAL #2.3: To discuss the capitalization of 2008                       ISSUER          YES          FOR               FOR
dividends and employee profit sharing.

PROPOSAL #2.4: To discuss amendment to the Loans and                       ISSUER          YES          FOR               FOR
Endorsement and Guarantee Operational Procedures.

PROPOSAL #3: Other Business and Special Motion                             ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4: Meeting Adjourned.                                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASYA KATILIM BANKASAI AS
  TICKER:                N/A             CUSIP:     M15323104
  MEETING DATE:          3/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Chair                                  ISSUER          NO           N/A               N/A

PROPOSAL #2.: Authorize the Chair to sign the minutes                      ISSUER          NO           N/A               N/A
 of the meeting

PROPOSAL #3.: Approve to read and discuss the 2008                         ISSUER          NO           N/A               N/A
annual report, the Auditors report and the report of
the Independent Auditing Organization

PROPOSAL #4.: Approve to examine and discuss the                           ISSUER          NO           N/A               N/A
balance sheet and statement of loss and profit and
resolving to decision of the profit distribution

PROPOSAL #5.: Grant discharge to the Directors and                         ISSUER          NO           N/A               N/A
the Auditors

PROPOSAL #6.: Approve to determine the remunerations                       ISSUER          NO           N/A               N/A
and rights of the Directors and the Auditors

PROPOSAL #7.: Elect the Board of Directors and audit                       ISSUER          NO           N/A               N/A
the Board Members

PROPOSAL #8.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
elect the High Advisory Board and to determine their
remuneration

PROPOSAL #9.: Approve to provide our shareholders                          ISSUER          NO           N/A               N/A
with information about the aids and donations made in

PROPOSAL #10.: Authorize the Board of Directors as                         ISSUER          NO           N/A               N/A
required by the Articles 334 and 335 of the Turkish
Commercial Code

PROPOSAL #11.: Wishes and recommendations                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AU OPTRONICS CORP.
  TICKER:                AUO             CUSIP:     002255107
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #B1: TO ACCEPT THE 2008 BUSINESS REPORT AND                       ISSUER          YES          FOR               FOR
FINANCIAL STATEMENTS

PROPOSAL #B2: TO APPROVE THE PROPOSAL FOR THE                              ISSUER          YES          FOR               FOR
DISTRIBUTION OF 2008 PROFITS

PROPOSAL #B3: TO APPROVE THE PROPOSAL FOR THE                              ISSUER          YES          FOR               FOR
CAPITALIZATION OF 2008 STOCK DIVIDENDS AND EMPLOYEE
STOCK BONUSES

PROPOSAL #B4: TO APPROVE THE PROPOSAL FOR THE                              ISSUER          YES          FOR               FOR
REVISIONS TO ARTICLES OF INCORPORATION

PROPOSAL #B5: TO APPROVE THE PROPOSAL FOR THE                              ISSUER          YES          FOR               FOR
REVISIONS TO THE HANDLING PROCEDURES FOR ACQUISITION
OR DISPOSITION OF ASSETS, HANDLING PROCEDURES FOR
CONDUCTING DERIVATIVE TRANSACTIONS, HANDLING
PROCEDURES FOR CAPITAL LENDING, AND HANDLING
PROCEDURES FOR PROVIDING ENDORSEMENTS AND GUARANTEES
FOR THIRD PARTIES

PROPOSAL #B6: TO APPROVE THE PROPOSAL FOR THE                              ISSUER          YES          FOR               FOR
REVISIONS TO THE RULES FOR THE ELECTION OF DIRECTORS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AVENG LTD
  TICKER:                N/A             CUSIP:     S0805F129
  MEETING DATE:          10/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the Company's and the group's                          ISSUER          YES          FOR               FOR
annual financial statements for the YE 30 JUN 2008

PROPOSAL #2.1: Re-elect Mr. A.W.B. Band as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in terms of the
Company's Articles of Association

PROPOSAL #2.2: Re-elect Mr. V.Z. Mntambo as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation in terms of the
Company's Articles of Association

PROPOSAL #2.3: Re-elect Mr. M.J.D. Ruck as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in terms of the
Company's Articles of Association

PROPOSAL #2.4: Re-elect Mr. W.R. Jardine as a                              ISSUER          YES          FOR               FOR
Director, who retires at this AGM in terms of the
Company's Articles of Association

PROPOSAL #2.5: Re-elect Mr. J.J.A. Mashaba as a                            ISSUER          YES          FOR               FOR
Director, who retires at this AGM in terms of the
Company's Articles of Association

PROPOSAL #3.: Approve the annual fees payable to the                       ISSUER          YES          FOR               FOR
Non-Executive Directors with effect from 01 OCT 2008

PROPOSAL #S.4: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 or any of its subsidiary of the Company, from time
to time of the issued ordinary shares of the Company
and in terms of Section 85 and 89 of the Companies
Act, 1973 [Act 61 of 1973], as amended [the Companies
 Act], subject to the Articles of Association of the
Company, the provisions of the Companies Act and the
Listing Requirements of the JSE Limited [JSE], where
applicable, provided that: not exceeding in aggregate
 20% of the Company's issued ordinary share capital
as at the date of the grant of this general
authority, the acquisitions of ordinary shares will
be effected through order book operated by the JSE
trading system and done without any prior
understanding or arrangement between the Company and
the counter party at a price of no more than 10%
above the weighted average market price of such
shares over the previous 5 business days immediately
preceding the date on which the transaction is
effected; the Company may only appoint 1 agent to
effect any repurchases on its behalf; after any
repurchase the Company must still comply with the
Listing Requirements of the JSE concerning
shareholder spread requirements; repurchases may not
be undertaken by the Company or any of its wholly
owned subsidiaries during a prohibited period as
defined in the Listing Requirements of the JSE unless
 a repurchase programme is in place where the dates
and quantities of securities to be traded during the
relevant period are fixed and full details of the
programme have been disclosed in and announcement
over SENS prior to the commencement of the prohibited
 period; a paid press announcement will be published
when the Company has acquired, on a cumulative basis,
 3% of the initial number of the ordinary shares and
for each 3% in aggregate of the initial number of
such shares acquired thereafter; and upon entering
the market to proceed with the repurchase, the
Company's sponsor has confirmed the adequacy of the
Company's and the group's working capital for the
purposes of undertaking a repurchase of shares, in
accordance with the Listing Requirements of the JSE;
[Authority expires the earlier of the Company's next
AGM of the Company or 15 months from the date of the
passing of this special resolution]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AXIATA GROUP BHD
  TICKER:                N/A             CUSIP:     Y8842Y103
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the FYE 31 DEC 2008 together with the
report of the Directors and the Auditors thereon

PROPOSAL #2.: Re-elect Mr. Tan Sri Dato' Azman Hj.                         ISSUER          YES          FOR               FOR
Mokhtar, who retires by rotation pursuant to Article
93 of the Company's Articles of Association

PROPOSAL #3.: Re-elect Mr. Tan sri Ghazzali Sheik                          ISSUER          YES          FOR               FOR
Abdul Khalid as a Director, who retires by rotation
pursuant to Article 93 of the Company's Articles of
Association

PROPOSAL #4.: Re-elect Mr. Datuk Azzat Kamaludin as a                      ISSUER          YES          FOR               FOR
 Director, who retires by rotation pursuant to
Article 93 of the Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Juan Villalonga Navarro as                      ISSUER          YES          FOR               FOR
 a Director, who retires by rotation pursuant to
Article 93 of the Company's Articles of Association

PROPOSAL #6.: Re-elect Ms. Gita Irawan Wirjawan as a                       ISSUER          YES          FOR               FOR
Director, who retires by rotation pursuant to Article
 93 of the Company's Articles of Association

PROPOSAL #7.: Re-elect Mr. Ismael Fariz Ali as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation pursuant to Article
 93 of the Company's Articles of Association

PROPOSAL #8.: Re-elect Mr. David Lau Nai Pek as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation pursuant to Article
 93 of the Company's Articles of Association

PROPOSAL #9.: Approve the payment of Directors fees                        ISSUER          YES          FOR               FOR
of MYR 1376,697.00 for the FYE 31 DEC 2008

PROPOSAL #10.: Reappoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company for the FYE during 31 DEC
 2009 and o authorize the Directors to fix their

PROPOSAL #11.: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Section 132D of the Companies act, 1965, to issue
shares in the capital of the Company at any time
[Authority expires until the conclusion of the next
AGM of the Company]; terms and conditions and for
such purposes as he Directors may, in their absolute
discretion, deem fit provided that the aggregated no
o shares to be issued, does not exceed 10% of the
issued shard capital of the Company for the time
being, where such approval is necessary

PROPOSAL #12.: Approve in accordance with paragraph                        ISSUER          YES          FOR               FOR
10.09 of the listing requirements of Bursa Malaysia
securities Berhard,  given for Axiata Group Berhard
and/or its subsidiaries to enter into recurrent
related party transactions of a revenue or trading
nature to shareholders dispatched together with the
company's 2008 annual report, which are necessary for
 the day-to-day operations in the ordinary course of
business of the Company and/or its subsidiaries on
terms not more favorable to the related parties than
those generally available to the public and are not
detrimental to the minority shareholders of the
Company [Authority expires until the conclusion of
the next AGM of the Company to be held] under section
 143(1)of the Company's Act, 1965 [but shall not
extend to such extension as may be allowed under
Section 143(2) of the Companies Act 1965 : authorize
the Directors of the Company to complete and do all
such acts and things [including with limitation to
execute such documents as may be required] to give
effect to the aforesaid Shareholders' Mandate any
transaction contemplated under this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AXIS BANK LTD
  TICKER:                N/A             CUSIP:     Y0487S103
  MEETING DATE:          6/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the balance sheet at 31 MAR 2009,                      ISSUER          YES          FOR               FOR
 profit and loss account for the YE 31 MAR 2009 and
the reports of Directors and Auditors thereon

PROPOSAL #2.: Re-appoint Shri M. V. Subbiah as a                           ISSUER          YES          FOR               FOR
Director who retires by rotation

PROPOSAL #3.: Re-appoint Shri Ramesh Ramanathan as a                       ISSUER          YES          FOR               FOR
Director who retires by rotation

PROPOSAL #4.: Declare a dividend on the equity shares                      ISSUER          YES          FOR               FOR
 of the bank

PROPOSAL #S.5: Appoint, pursuant to the provision of                       ISSUER          YES          FOR               FOR
Section 224A and other applicable provision, if any,
of the Companies Article 1956 and Banking Regulation
Article 1949, M/s. S. R. Batillboi & Co., Chartered
Accountants, Mumbai as the Statutory Auditors of the
Bank to hold office from the conclusion of the 15th
AGM until the conclusion of the 16th AGM on such
remuneration as may be approved by the Audit
Committee of the Board

PROPOSAL #6.: Approve to alter, in accordance with                         ISSUER          YES          FOR               FOR
the provision of Section 16 and other applicable
provisions of the Companies Article 1956, the
existing Memorandum of Association of the Company as

PROPOSAL #S.7: Approve to alter, in partial                                ISSUER          YES          FOR               FOR
modification to the approval given by the
shareholders through postal ballot notice dated 09
JUN 2009 the Articles of Association of the Bank in
respect of separating of the post of Chairman and
Chief Executive Officer into the posts [i] Non-
Executive Chairman and [ii] Managing Director, the
effective date of alteration of the alteration of the
 specified Articles of Association be 01 JUN 2009
instead of 01 AUG 2009 Articles 2[A][viii],
2[A][xii], 89[1] 118 and 119, 118[1], 17[4], 118[2]
118[3], 118[4], 118[6], 118[7], 118[8], 119, 120,

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AXIS BK LTD
  TICKER:                N/A             CUSIP:     Y0487S103
  MEETING DATE:          2/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Amend, pursuant to Section 31 and                           ISSUER          YES          FOR               FOR
other applicable provisions of the Companies, Act
1956, the existing Articles of Association of the
Company: by substituting Article 2 (A) (VIII) by the
new Article 2 (A) (VIII) as specified; by inserting
Article 2 (A) (XII) as specified; by substituting
Article 89 (1) by the new Article 89 (1) as
specified; Articles 118 and 119 as specified; Article
 118 as specified; by substituting 118 (1) by the new
 Article 118 (1) as specified; Article 119 as
specified; by replacing the word 'Chairman' with
'Managing Director' in Articles 17 (4), 118 (2), 118
(3), 118 (4), 118 (6), 118 (7), 118 (8), 119, 120,
144 (1), 171 as specified; by replacing the word
'Chairman' with 'Managing Director' in Article 172
and 173 as specified; the above alteration of the
Articles of Association be effective from 01st AUG
2009, after the expiry of the term of office of Shri.
 P.J. Nayak, the President Chairman and Chief

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AYALA CORP
  TICKER:                N/A             CUSIP:     Y0486V115
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.A: Elect Mr. Jaime Augusto Zobel de Ayala                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #1.B: Elect Mr. Fernando Zobel de Ayala as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #1.C: Elect Mr. Toshifumi Inami as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.D: Elect Mr. Delfin L. Lazaro as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #1.E: Elect Ms. Mercedita S. Nolledo as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.F: Elect Mr. Meneleo J. Carlos Jr. as an                       ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #1.G: Elect Mr. Xavier P. Loinaz as an                            ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #2.: Approve the minutes of previous meeting                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Receive the annual report                                    ISSUER          YES          FOR               FOR

PROPOSAL #4.: Ratify the all acts and resolutions of                       ISSUER          YES          FOR               FOR
the Board Of Directors and Management adopted during
the preceding year in the ordinary course of business

PROPOSAL #5.: Elect Sycip Gorres Velayo & Co as an                         ISSUER          YES          FOR               FOR
Independent Auditors and authorize the Board to fix
their remuneration

PROPOSAL #6.: Other business                                               ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AYALA LAND INC, MAKATI CITY
  TICKER:                N/A             CUSIP:     Y0488F100
  MEETING DATE:          4/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the proof of notice and                              ISSUER          YES          FOR               FOR
determination of the quorum

PROPOSAL #2.: Approve the minutes of previous meetings                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the annual report                                    ISSUER          YES          FOR               FOR

PROPOSAL #4.: Ratify the all Acts and resolutions of                       ISSUER          YES          FOR               FOR
the Board of Directors and of the Executive Committee
 adopted in the ordinary course of business during
the preceding year

PROPOSAL #5.1: Elect Mr. Fernando Zobel De Ayala as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #5.2: Elect Mr. Jaime Augusto Zobel De Ayala                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #5.3: Elect Mr. Delfin L. Lazaro as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.4: Elect Mr. Aurelio R. Montinola III as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #5.5: Elect Mr. Mercedita S. Nolledo as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.6: Elect Mr. Corazon S. De La Paz-                             ISSUER          YES          FOR               FOR
Bernardo as an Independent Director

PROPOSAL #5.7: Elect Mr. Francis G. Estrada as an                          ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #5.8: Elect Mr. Oscar S. Reyes as an                              ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #6.: Elect the Auditors and approve to fix                        ISSUER          YES          FOR               FOR
their remuneration

PROPOSAL #7.: Other business                                               ISSUER          NO           N/A               N/A

PROPOSAL #8.: Adjournment                                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                B2W-COMPANHIA GLOBAL DO VAREJO
  TICKER:                N/A             CUSIP:     P19055113
  MEETING DATE:          7/2/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve the issuance of simple                               ISSUER          YES          FOR               FOR
debentures, not convertible in to shares, of the type
 with a floating with a floating charge, in a single
series, for public distribution, in an amount up to
BRL 350,000,000.00 the debentures and the issuance

PROPOSAL #II.: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to decide regarding all the other terms
and conditions inherent in the debentures and in the
issuance

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                B2W-COMPANHIA GLOBAL DO VAREJO
  TICKER:                N/A             CUSIP:     P19055113
  MEETING DATE:          4/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve the transfer of the                                  ISSUER          YES          FOR               FOR
headquarters of the Company to the city of Rio De
Janeiro, state of Rio De Janeiro, with the consequent
 amendment of Article 2 of the Company's Corporate

PROPOSAL #B.: Amend the Company's Corporate Bylaws in                      ISSUER          YES        AGAINST           AGAINST
 its Articles, 5th, so as to reflect the capital
increases approved by the Board of Directors on 10
DEC 2007, and on 23 SEP 2008, within the authorized
share capital limit; 10th main part and paragraph 2,
11 paragraph 2, 12 main part and paragraphs 3 and 4,
13 paragraphs 2, 4 and 8 and 14 sole paragraph, so as
 to exclude the alternates from the composition of
the Board of Directors of the Company; 17th, XIX, to
adjust the authority of the Board of Directors in
relation to the prior approval of contracts, all in
accordance with the proposal that was the object of
the minutes of the meeting of the Board of Directors
of 12 MAR 2009, which is already available to
shareholders on the websites of the securities
commission and Bovespa, through the periodical
information IPE in Portuguese system, and later
consolidation of the Company's Corporate Bylaws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                B2W-COMPANHIA GLOBAL DO VAREJO
  TICKER:                N/A             CUSIP:     P19055113
  MEETING DATE:          4/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve the Director's accounts, to                          ISSUER          YES          FOR               FOR
examine, discuss and the Company's consolidated
financial statements for the FYE 31 DEC 2008

PROPOSAL #B.: Approve the capital budget for the year                      ISSUER          YES          FOR               FOR
 2009

PROPOSAL #C.: Approve the allocation of net profit                         ISSUER          YES          FOR               FOR
for the FY that ended on 31 DEC 2008 and ratify the
distribution of dividends from the earned profits
account in the financial statements approved for
Board of Directors in a meeting held on 12 MAR 2009

PROPOSAL #D.: Approve to set the global remuneration                       ISSUER          YES          FOR               FOR
of the Board of Directors for the FYE 2009

PROPOSAL #E.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO BRADESCO SA BRAD, OSASCO
  TICKER:                N/A             CUSIP:     P1808G117
  MEETING DATE:          3/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Administrators accounts, to                      ISSUER          NO           N/A               N/A
 examine, discuss and vote on the administrations
report, the financial statements and the accounting
statements accompanied by the Finance Committee and
the Independent Auditors report regarding the FYE on
31 DEC 2008

PROPOSAL #2.: To decide on the allocation of the                           ISSUER          NO           N/A               N/A
result of the FY

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors

PROPOSAL #4.: Elect the Members of the Finance                             ISSUER          YES          FOR               FOR
Committee

PROPOSAL #5.: To set the global remuneration of the                        ISSUER          NO           N/A               N/A
Company Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO BRADESCO SA BRAD, OSASCO
  TICKER:                N/A             CUSIP:     P1808G117
  MEETING DATE:          3/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Bylaws to Sole Paragraph of                        ISSUER          NO           N/A               N/A
Article 24, in view of the change in the names of the
 Codes of Ethics, which are now called Bradesco
Organization's Codes of Ethical Conduct, both
corporate and by sector

PROPOSAL #2.: Pursuant to Article 12 of Law #                              ISSUER          NO           N/A               N/A
6,404/76 and CVM Rules # 323 and # 358, of 19 JAN
2000 and 03 JAN 2002, respectively, and considering:
that, within the shareholding structure, there is a
large number of shareholders with interest lower than
 50 shares, considering that most of these
shareholders are under the condition of inactive,
generating a significant volume of services and
operating costs to the Company; and the purpose of
adjusting the shareholding structure, with the
consequent decrease in operating controls/costs to
the Company and its shareholders, providing greater
efficiency to the operational system of book-entry
shares and disclosure of information to shareholders,
 to submit to reverse split 3,069,869,800 non-par
registered book-entry shares, representing the
Capital Stock, at the ratio of 50 to 1, in compliance
 with the respective types, changing them into
61,397,396 non-par registered book-entry shares, and
also considering the need to keep the share quotation
 value in the market at an attractive level for
trading, providing better liquidity to shares in the
domestic market and to DRs - Depositary Receipts in
the international market, to submit to stock split
61,397,396 non-par registered book-entry shares, at
the ratio of 1 to 50, pursuant to the respective
types, changing them into 3,069,869,800 non-par

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO COMPARTAMOS SA DE CV
  TICKER:                N/A             CUSIP:     P08915103
  MEETING DATE:          8/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Grant authority to the maximum amount                       ISSUER          YES          FOR               FOR
of resources to allocate towards repurchase of the
Company's outstanding shares

PROPOSAL #O.2: Approve the designation of delegates                        ISSUER          YES          FOR               FOR

PROPOSAL #E.1: Amend the Articles 2 and 8 of Banco                         ISSUER          YES        AGAINST           AGAINST
Compartamos's By-Laws

PROPOSAL #E.2: Approve the designation of delegates                        ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO COMPARTAMOS SA DE CV
  TICKER:                N/A             CUSIP:     P08915103
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.I: Approve the Board of Directors report,                      ISSUER          YES          FOR               FOR
 in accordance with Article 172 of the Mexican
Corporate Law and the requirements of the Mexican
Securities Market Law that apply

PROPOSAL #O.II: Approve the application of 2008 net                        ISSUER          YES          FOR               FOR
income

PROPOSAL #O.III: Receive the report of the Company's                       ISSUER          YES          FOR               FOR
compliance with its tax obligations, in accordance
with Section XX of Article 86 of the Income Tax Law

PROPOSAL #O.IV: Approve the Employee Shares Options                        ISSUER          YES          FOR               FOR
Program

PROPOSAL #O.V: Appoint the Members of the Board of                         ISSUER          YES          FOR               FOR
Director; approve the remuneration and certification
of independence level appointment of examiners

PROPOSAL #O.VI: Approve the designation of the                             ISSUER          YES          FOR               FOR
Members of the Company's Auditing Committee

PROPOSAL #O.VII: Approve the designation of delegates                      ISSUER          YES          FOR               FOR

PROPOSAL #E.I: Amend the Article 2 of the Article of                       ISSUER          YES          FOR               FOR
the Company's By-laws

PROPOSAL #E.II: Approve the designation of delegates                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DE CREDITO E INVERSIONES SA CREDITO
  TICKER:                N/A             CUSIP:     P32133111
  MEETING DATE:          3/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual memory, general                           ISSUER          YES          FOR               FOR
balance, financial statements, and the External
Auditors report, as of 31 DEC 2008

PROPOSAL #2.: Approve the distribution of the amount                       ISSUER          YES          FOR               FOR
of CLP 46,464,345,700 corresponding to part of the
revenues of the exercise 2008, through the payment of
 a dividend of CLP 470 per share, and to assign the
difference of CLP 105,592,288,368 to share reserve
found

PROPOSAL #3.: Approve to fix the remunerations of the                      ISSUER          YES          FOR               FOR
 Board of Directors

PROPOSAL #4.: Approve to designate the External                            ISSUER          YES          FOR               FOR
Auditors and the risk classifiers agents

PROPOSAL #5.: Approve to inform about all the matters                      ISSUER          YES          FOR               FOR
 reviewed during this period by the Directors
Committee, and referred to the Articles 44 and 89 of
the law of corporations

PROPOSAL #6.: All other inherent matters                                   ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DE CREDITO E INVERSIONES SA CREDITO
  TICKER:                N/A             CUSIP:     P32133111
  MEETING DATE:          3/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the social capital                       ISSUER          YES          FOR               FOR
of the society in the amount of CLP 242,639,651,761
by means of capitalizing, without issuing new shares,
 the amount of CLP 134,798,940,243 corresponding to a
 100 % of the reserved funds for future
capitalizations, accumulated until 31 DEC 2008, and
the amount of CLP 2,248,423,150 corresponding to
another property wealth funds capable of being
capitalized, and, capitalizing, without issuing new
shares, the amount of CLP 76,021,180,503 as it would
be agreed during the ordinary shareholders meeting
that will take place, on the same date, before this
extraordinary session to be assigned as reserves for
future capitalizations, and, capitalizing, by the
issuance of new shares, free of payment, the amount
of CLP 29,571,107,865 by debiting this amount from

PROPOSAL #2.: Approve to modify the by laws of the                         ISSUER          YES          FOR               FOR
society in to order to comply with all the agreements
 that will be adopted during the session

PROPOSAL #3.: Adopt all other necessary agreements to                      ISSUER          YES          FOR               FOR
 legalize, and make effective the modifications to
the by laws agreed during the session

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DE ORO UNIBANK INC
  TICKER:                N/A             CUSIP:     Y0560W104
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Call to order                                                ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the proof of notice and to                           ISSUER          YES          FOR               FOR
determine the existence of quorum

PROPOSAL #3.: Approve the minutes of the previous                          ISSUER          YES          FOR               FOR
annual meeting of stockholders held on 27 JUL 2007

PROPOSAL #4.: Approve the President's report                               ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve and ratify the all actions of                        ISSUER          YES          FOR               FOR
the Board of Directors and Management during their
term of office

PROPOSAL #6.1: Elect Mr. Teresita T. SY as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.2: Elect Mr. Corazon S. DE LA Paz-                             ISSUER          YES          FOR               FOR
Bernardo as a Director

PROPOSAL #6.3: Elect Mr. Jesus A. Jacinto, Jr. as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.4: Elect Mr. Christopher A. Bell-Knight                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #6.5: Elect Mr. Antonio C. Pacis as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #6.6: Elect Mr. Lee Wai Fai as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #6.7: Elect Mr. Henry T. SY, Jr. as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #6.8: Elect Mr. Josefina N. Tan as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.9: Elect Mr. Nestor V. Tan as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.10: Elect Mr. Teodoro B. Montecillo as an                      ISSUER          YES          FOR               FOR
 Indepident Director

PROPOSAL #6.11: Elect Mr. Jimmy T. Tang as an                              ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #7.1: Approve the plan Merger of BDO Unibank                      ISSUER          YES          FOR               FOR
 with wholly owned Subsidiaries Equitable Savings
Bank Inc PCI capital Corporation and BDO Elite
Savings Bank [currently known as American Express
Bank Philippines, [A Savings Bank INC.] with BDO
Unibank as the surving entity

PROPOSAL #7.2: Amend the Articles of Incorporation                         ISSUER          YES          FOR               FOR
modifying the terms of BDO Unibank's preferred shares

PROPOSAL #7.3: Amend the Code of By Laws fixing BDO                        ISSUER          YES          FOR               FOR
Unibank's annual stockholders meeting to any day
falling within the 45 days after 15 APR of each year
as determined by the Board of Directors and adjusting
 the nomination period

PROPOSAL #8.: Appoint the External Auditors                                ISSUER          YES          FOR               FOR

PROPOSAL #9.: Other matters                                                ISSUER          NO           N/A               N/A

PROPOSAL #10.: Adjournment                                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          9/30/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the protocol and justification                       ISSUER          YES          FOR               FOR
of the merger of Banco Do Estado De Santa Catarina
S.A. Besc and of Besc S.A. Credito Imobiliario Bescri
 by Banco Do Brasil S.A

PROPOSAL #2.1: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
KPMG Auditors Independentes, with corporate taxpayer
ID CNPJ MF Number 57.755.217000129, as being
responsible for the preparation of the valuation
reports of Besc and of Bescri at their respective
book worth values

PROPOSAL #2.2: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
Bdo Trevisan Auditors Independentes, with corporate
taxpayer ID CNPJ MF Number 52.803.244000106, as being
 responsible for the preparation of the valuation
reports of the net worth of Besc and of Bescri using
the discounted cash flow method

PROPOSAL #2.3: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
pricewaterhousecoopers International Services Ltda.,
with corporate taxpayer ID CNPJ MF Number
47.205.646000179, and pricewaterhousecoopers
Corporate Finance and Recovery Ltda., with corporate
taxpayer ID CNPJ MF Number 05.487.514000137, as being
 responsible for the preparation of the valuation
report on Banco Do Brasil S.A., using the quotation
price of the shares on the securities market and
using the discounted cash flow method

PROPOSAL #3: Approve the valuation reports mentioned                       ISSUER          YES          FOR               FOR
in item 2

PROPOSAL #4.: Approve and declare effective the                            ISSUER          YES          FOR               FOR
merger of Besc and Bescri by Banco Do Brasil S.A.
under the terms of the protocol and justification of
the merger, as well as to authorize the
administration of Banco Do Brasil to perform all acts
 that are complementary to the mentioned merger

PROPOSAL #5.: Grant authority to increase the capital                      ISSUER          YES          FOR               FOR
 of Banco Do Brasil as a result of the mergers
mentioned above, through the transfer of the net
assets of the merged Companies to the merging
Company, under the terms of the protocol and
justification of the merger

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          11/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the protocol and justification                       ISSUER          YES          FOR               FOR
of the merger of Banco Do Estado Do Piaui S.A. BEP,
into Banco Do Brasil S.A

PROPOSAL #2.1: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
Deloitte Touche Tohmatsu Consultores Ltda, with
corporate taxpayer ID CNPJ MF Number
02.189.924000103, as being responsible for the
preparation of the valuation report of BEP using the
discounted cash flow method

PROPOSAL #2.2: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
Global Auditors Independents, with corporate taxpayer
 ID/CNPJMF Number 03.423.123000395, as being
responsible for the book equity valuation report of
BEP, for the purpose of equity transfer from BEP to BB

PROPOSAL #2.3: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
Pricewaterhousecoopers Auditors Independents, with
corporate taxpayer ID/CNPJMF Number 61.562.112001526,
 and of pricewaterhousecoopers Corporate Finance and
Recovery Ltda., with corporate taxpayer ID CNPJMF
Number 5.487.514000137, as being responsible for the
preparation of the valuation report on Banco Do
Brasil S.A., at the quoted price of the shares on the
 stock market and using the discounted cash flow

PROPOSAL #3.: Approve the valuation reports mentioned                      ISSUER          YES          FOR               FOR
 in item 2

PROPOSAL #4.: Approve and declare effective the                            ISSUER          YES          FOR               FOR
merger of BEP into Banco Do Brasil S.A. in accordance
 with the terms of the protocol and justification of
the merger, as well as to authorize the
administration of Banco Do Brasil to do all the acts
that are complementary to the mentioned merger

PROPOSAL #5.: Grant authority to increase the capital                      ISSUER          YES          FOR               FOR
 of Banco Do Brasil as a function of the merger
referred to above, through the transfer of the net
worth of the Company being merged to the Company
carrying out the merger, in accordance with the terms
 of the protocol and justification of the merger

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          12/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition by Banco Do                          ISSUER          YES          FOR               FOR
Brasil S.A., of a Corporate shareholder interest
equivalent to 76,262,912 million common shares in
Banco Nossa Caixa S.A., corresponding to 71.25% of
the total share capital and of the voting capital in
the same proportion

PROPOSAL #2.: Ratify the Memorandum of understanding,                      ISSUER          YES          FOR               FOR
 accompanied by the valuation report on Banco Nossa
Caixa S.A., under the terms of Article 256/1 of Law
Number 6404/76 of 15 DEC 1976

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL, BRASILIA
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the share capital                        ISSUER          YES          FOR               FOR
of Banco Do Brasil S.A as a result of the corporate
mergers of Banco Do Estado De Santa Catarina S.A BESC
 and BESC S.A Credito Imobiliario 'BESCRI'

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL, BRASILIA
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to decide concerning the                             ISSUER          YES          FOR               FOR
capitalization of the balance recorded in the
expansion reserves and the issuance of new shares

PROPOSAL #2.: Amend the Article 7 of the Corporate                         ISSUER          YES          FOR               FOR
Bylaws

PROPOSAL #3.: Amend the Corporate Bylaws                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL, BRASILIA
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve the Board of Directors                               ISSUER          YES          FOR               FOR
financial statements, External Auditors and of the
Finance Committee and documents opinion report
relating to FYE 31 DEC 2008

PROPOSAL #II.: Approve to deliberate on the                                ISSUER          YES          FOR               FOR
destination of the net income from the 2008 exercise
and the dividends distribution

PROPOSAL #III.: Elect the Members of the Board of                          ISSUER          YES        AGAINST           AGAINST
Auditors

PROPOSAL #IV.: Approve to fix the remuneration of the                      ISSUER          YES          FOR               FOR
 Board of Auditors

PROPOSAL #V.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #VI.: Approve to set the overall annual                           ISSUER          YES          FOR               FOR
account of the remuneration of the Members of the
Management bodies

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO ESTADO DO RIO GRANDE DO SUL SA BANRISUL
  TICKER:                N/A             CUSIP:     P12553247
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To take knowledge of the Director's                          ISSUER          NO           N/A               N/A
accounts, to examine, discuss and approve the
Company's consolidated financial statements for the
FYE 31 DEC 2008

PROPOSAL #2.: To decide concerning the allocation of                       ISSUER          NO           N/A               N/A
the net profit from the FY that ended on 31 DEC 2008,
 concerning the payment of additional dividends
approved by the Board of Directors, concerning the
proposal for the capital budget prepared for the
purposes of Article 196 of Law number 6404 76 and to
ratify the payment of interest on own capital and its
 imputation to dividends

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors

PROPOSAL #4.: Elect the Members of the Finance                             ISSUER          YES          FOR               FOR
Committee, and their respective substitutes

PROPOSAL #5.: To set the remuneration for the Members                      ISSUER          NO           N/A               N/A
 of the Board of Directors and Finance Committee and
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO ITAU HOLDING FINANCEIRA SA
  TICKER:                N/A             CUSIP:     P1391K111
  MEETING DATE:          11/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Altering the corporate denomination to                       ISSUER          NO           N/A               N/A
Itau Unibanco Banco Multiplo S.A

PROPOSAL #2.: Altering the composition of the Board                        ISSUER          NO           N/A               N/A
of Directors which shall now have an even number of
Members, respecting the minimum of 10 and the maximum
 of 14 Members

PROPOSAL #3.: Improving the provisions with respect                        ISSUER          NO           N/A               N/A
to the basic conditions for the composition and
election of the Audit Committee

PROPOSAL #4.: Increasing the maximum number of                             ISSUER          NO           N/A               N/A
Members of the Board of Executive Officers [from 15
to 20 Members]

PROPOSAL #5.: Altering the wording of the Articles 1,                      ISSUER          NO           N/A               N/A
 5 (5.1), 7 (7.1 and 7.1.1) and 11 (11.1) of the
Corporate Bylaws in view of the preceding items

PROPOSAL #6.: Recomposing the Board of the Directors,                      ISSUER          NO           N/A               N/A
 for terminating the current annual term of office;
pursuant to CVM instructions 165/91 and 282/98,
notice is hereby given that eligibility to multiple
voting rights in the election of the Members of the
Board of Directors is contingent on those requesting
the said rights representing at least 5% of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO MACRO S.A.
  TICKER:                BMA             CUSIP:     05961W105
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPOINT TWO SHAREHOLDERS TO SIGN THE                         ISSUER          YES          FOR             AGAINST
MINUTES OF THE SHAREHOLDERS' MEETING.

PROPOSAL #02: EVALUATE THE DOCUMENTATION PROVIDED FOR                      ISSUER          YES          FOR             AGAINST
 IN SECTION 234, SUBSECTION 1 OF LAW NO. 19550.

PROPOSAL #03: EVALUATE BOTH THE MANAGEMENT OF THE                          ISSUER          YES          FOR             AGAINST
BOARD OF DIRECTOR AND THE SUPERVISORY COMMITTEE.

PROPOSAL #04: EVALUATE THE DISTRIBUTION OF CASH                            ISSUER          YES          FOR             AGAINST
DIVIDENDS, SUBJECT TO THE AUTHORIZATION OF BANCO
CENTRAL DE LA REPUBLICA ARGENTINA.

PROPOSAL #05: EVALUATE THE REMUNERATIONS OF THE                            ISSUER          YES          FOR             AGAINST
MEMBERS OF THE BOARD OF DIRECTORS FOR THE FISCAL YEAR
 ENDED DECEMBER 31ST 2008.

PROPOSAL #06: EVALUATE THE REMUNERATIONS OF THE                            ISSUER          YES          FOR             AGAINST
MEMBERS OF THE SUPERVISORY COMMITTEE FOR THE FISCAL
YEAR ENDED DECEMBER 31ST 2008.

PROPOSAL #07: EVALUATE THE REMUNERATION OF THE                             ISSUER          YES          FOR             AGAINST
INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDED
DECEMBER 31ST 2008.

PROPOSAL #08: CHANGE THE NUMBER OF REGULAR DIRECTORS.                      ISSUER          YES        AGAINST           AGAINST
 APPOINT FOUR REGULAR DIRECTORS, ALL AS MORE FULLY
DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #09: DETERMINE THE NUMBER OF MEMBERS WHO                          ISSUER          YES          FOR             AGAINST
SHALL FORM THE SUPERVISORY COMMITTEE, ALL AS MORE
FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #10: APPOINT THE INDEPENDENT AUDITOR FOR THE                      ISSUER          YES          FOR             AGAINST
 FISCAL YEAR THAT SHALL END DECEMBER 31ST 2009.

PROPOSAL #11: DEFINE THE AUDITING COMMITTEE'S BUDGET.                      ISSUER          YES          FOR             AGAINST
 DELEGATION TO THE BOARD OF DIRECTORS.

PROPOSAL #12: CAPITAL REDUCTION & CANCELLATION OF AR                       ISSUER          YES          FOR             AGAINST
$60,000,000 REPRESENTING 60,000,000 SHARES CLASS B OF
 PAR VALUE AR $1 EACH.

PROPOSAL #13: AMENDMENT OF SECTIONS 5, 14, 17 AND 19                       ISSUER          YES        AGAINST           AGAINST
AND ADDITION OF SECTION 23 BIS TO THE BYLAWS.

PROPOSAL #14: AUTHORIZATION TO PERFORM ALL ACTS,                           ISSUER          YES          FOR             AGAINST
PROCEEDINGS AND FILLINGS NECESSARY TO COMPLY WITH ALL
 APPLICABLE REGISTRATIONS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO MACRO S.A.
  TICKER:                BMA             CUSIP:     05961W105
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPOINT OF TWO SHAREHOLDERS TO SIGN THE                      ISSUER          YES          FOR             AGAINST
 MINUTES OF THE SHAREHOLDERS' MEETING.

PROPOSAL #02: EVALUATE THE PRELIMINARY MERGER                              ISSUER          YES          FOR             AGAINST
AGREEMENT PURSUANT TO WHICH NUEVO BANCO BISEL S.A.
SHALL BE MERGED WITH AND INTO BANCO MACRO S.A., AND
THE GENERAL CONSOLIDATED SPECIAL BALANCE SHEET OF
MERGER AND BASED ON THE INDIVIDUAL BALANCE SHEETS
PREPARED BY EACH MERGING COMPANY AS OF SAME DATE.

PROPOSAL #03: EVALUATE THE EXCHANGE RELATIONSHIP                           ISSUER          YES          FOR             AGAINST
BETWEEN THE SHARES OF BOTH MERGING COMPANIES.

PROPOSAL #04: CAPITAL INCREASE TO AR$ 1,147,887                            ISSUER          YES          FOR             AGAINST
THROUGH THE ISSUANCE OF 1,147,887 CLASS B ORDINARY
BOOK-ENTRY SHARES OF PAR VALUE AR$ 1 EACH, ENTITLED
TO ONE VOTE PER SHARE & TO PAYMENT OF DIVIDENDS.

PROPOSAL #05: GRANT TO THE BOARD ALL NECESSARY POWERS                      ISSUER          YES          FOR             AGAINST
 AND AUTHORITY FOR IT TO MAKE ALL THE AMENDMENTS AND
CHANGES EVENTUALLY SUGGESTED BY THE CONTROLLING
ENTITIES AND/OR AUTHORITIES. GRANT ALL NECESSARY
POWERS TO EXECUTE AND DELIVER THE FINAL AGREEMENT OF
MERGER AND CARRY OUT ANY ACTS OR PROCEEDINGS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO SANTANDER CHILE
  TICKER:                SAN             CUSIP:     05965X109
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE ANNUAL REPORT, BALANCE                       ISSUER          YES          FOR               FOR
SHEET AND CONSOLIDATED FINANCIAL STATEMENTS OF THE
BANK AND ITS SUBSIDIARIES, THE INDEPENDENT REPORT OF
THE EXTERNAL AUDITORS, AND THE NOTES CORRESPONDING TO
 THE FINANCIAL YEAR ENDING DECEMBER 31ST OF 2008.

PROPOSAL #02: THE PAYMENT OF A DIVIDEND OF                                 ISSUER          YES          FOR               FOR
CH$1.13185985 PER SHARE OR 65% OF 2008 NET INCOME
ATTRIBUTABLE TO SHAREHOLDERS AS A DIVIDEND. THE
REMAINING 35% OF 2008 NET INCOME ATTRIBUTABLE TO
SHAREHOLDERS WILL BE RETAINED AS RESERVES.

PROPOSAL #03: DESIGNATION OF EXTERNAL AUDITORS. THE                        ISSUER          YES          FOR               FOR
BOARD IS PROPOSING DELOITTE AUDITORES Y CONSULTORES
LIMITADA.

PROPOSAL #04: RATIFY THE DIRECTORS APPOINTED TO THE                        ISSUER          YES        AGAINST           AGAINST
BOARD. IN 2008 THE FOLLOWING BOARD MEMBERS RESIGNED:
BENIGNO RODRIGUEZ AND MARCIAL PORTELA. THE BOARD
DESIGNATED VITTORIO CORBO AND THE ALTERNATE DIRECTOR
JESUS ZABALZA AS REPLACEMENTS. SHAREHOLDERS MUST
RATIFY THESE DESIGNATIONS AND APPROVE THE NEW
ALTERNATE DIRECTOR TO BE NAMED.

PROPOSAL #05: APPROVE THE BOARD OF DIRECTORS' 2009                         ISSUER          YES          FOR               FOR
REMUNERATION. A MONTHLY STIPEND OF UF209
(APPROXIMATELY US$7,500) PLUS UF26 (US$930) PER MONTH
 FOR EACH COMMITTEE A BOARD MEMBER PARTICIPATES IN.

PROPOSAL #06: APPROVAL OF THE AUDIT COMMITTEE'S 2009                       ISSUER          YES          FOR               FOR
BUDGET.

PROPOSAL #07: APPROVAL OF RELATED PARTY TRANSACTIONS                       ISSUER          YES          FOR               FOR
AND SIGNIFICANT EVENTS REGISTERED IN 2008 IN
ACCORDANCE WITH ARTICLE 44 OF LAW 18,046 AND DETAILED
 IN NOTE 14 OF THE FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO SANTANDER CHILE
  TICKER:                N/A             CUSIP:     P1506A107
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, general                           ISSUER          YES          FOR               FOR
balance, financial statements, and the report of the
External Auditors corresponding to the exercise 2008

PROPOSAL #2.: Approve the distribution of revenues                         ISSUER          YES          FOR               FOR
corresponding to the exercise 2008; it will be
proposed during the session the distribution of a
dividend for CLP 1.13185985 per share, corresponding
to 65% of the revenues of the exercise 2008; it will
also be proposed that the remaining balance,
corresponding to the 35% of the revenues, be
destinated to increase the reserves of the bank

PROPOSAL #3.: Approve to designate the External                            ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #4.: Elect the Board of Directors                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve to fix the remunerations of the                      ISSUER          YES          FOR               FOR
 Board of Directors

PROPOSAL #6.: Receive the report of the Directors                          ISSUER          YES          FOR               FOR
Committee and their budget for period 2009

PROPOSAL #7.: Acknowledge about the operational                            ISSUER          YES          FOR               FOR
transactions as per Article 44 of the Law 18.046 of
corporations

PROPOSAL #8.: Acknowledge about any other social                           ISSUER          YES        AGAINST           AGAINST
inherent matter, deemed necessary during this
session, in accordance with the law, and the by laws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANGKOK BK PLC
  TICKER:                N/A             CUSIP:     Y0606R101
  MEETING DATE:          4/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To approve the minutes of the 15th                           ISSUER          NO           N/A               N/A
annual ordinary meeting of shareholders held on 11
APR 2008

PROPOSAL #2.: To acknowledge the report on the                             ISSUER          NO           N/A               N/A
results of operations for the year 2008 as presented
in the annual report

PROPOSAL #3.: To acknowledge the report of the Audit                       ISSUER          NO           N/A               N/A
Committee

PROPOSAL #4.: To approve the balance sheet and the                         ISSUER          NO           N/A               N/A
profit and loss statement for the year 2008

PROPOSAL #5.: To approve the appropriation of profit                       ISSUER          NO           N/A               N/A
and the payment of dividend for the year 2008

PROPOSAL #6.1: To elect Mr. Staporn Kavitanon as a                         ISSUER          NO           N/A               N/A
Director in place of those retiring by rotation

PROPOSAL #6.2: To elect Mr. Chartsiri Sophonpanich as                      ISSUER          NO           N/A               N/A
 a Director in place of those retiring by rotation

PROPOSAL #6.3: To elect Mr. Deja Tulananda as a                            ISSUER          NO           N/A               N/A
Director in place of those retiring by rotation

PROPOSAL #6.4: To elect H.S.H. Prince Mongkolchaleam                       ISSUER          NO           N/A               N/A
Yugala as a Director in place of those retiring by
rotation

PROPOSAL #6.5: To elect Mr. Suvarn Thansathit as a                         ISSUER          NO           N/A               N/A
Director in place of those retiring by rotation

PROPOSAL #6.6: To elect Mr. Amorn Chandarasomboon as                       ISSUER          NO           N/A               N/A
a Director in place of those retiring by rotation

PROPOSAL #7.: To acknowledge the Directors'                                ISSUER          NO           N/A               N/A
remuneration

PROPOSAL #8.: To appoint the Auditors and determine                        ISSUER          NO           N/A               N/A
the remuneration

PROPOSAL #9.: To amend the bank's Articles of                              ISSUER          NO           N/A               N/A
Association

PROPOSAL #10.: Other business                                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANGKOK BK PLC
  TICKER:                N/A             CUSIP:     Y0606R119
  MEETING DATE:          4/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the minutes of the 15th annual                       ISSUER          YES          FOR               FOR
ordinary meeting of shareholders held on 11 APR 2008

PROPOSAL #2.: Acknowledge the report on the results                        ISSUER          YES          FOR               FOR
of the operations for the year 2008 as presented in
the annual report

PROPOSAL #3.: Acknowledge the report of the Audit                          ISSUER          YES          FOR               FOR
Committee

PROPOSAL #4.: Approve the balance sheet and the                            ISSUER          YES          FOR               FOR
profit and loss statement for the year 2008

PROPOSAL #5.: Approve the appropriation of profit and                      ISSUER          YES        AGAINST           AGAINST
 the payment of dividend for the year 2008

PROPOSAL #6.1: Elect Mr. Staporn Kavitanon as a                            ISSUER          YES          FOR               FOR
Director, in place of those retiring by rotation

PROPOSAL #6.2: Elect Mr. Chartsiri Sophonpanich as a                       ISSUER          YES          FOR               FOR
Director, in place of those retiring by rotation

PROPOSAL #6.3: Elect Mr. Deja Tulananda as a                               ISSUER          YES          FOR               FOR
Director, in place of those retiring by rotation

PROPOSAL #6.4: Elect H.S.H. Prince Mongkolchaleam                          ISSUER          YES          FOR               FOR
Yugala as a Director, in place of those retiring by
rotation

PROPOSAL #6.5: Elect Mr. Suvarn Thansathit as a                            ISSUER          YES          FOR               FOR
Director, in place of those retiring by rotation

PROPOSAL #6.6: Elect Mr. Amorn Chandarasomboon as a                        ISSUER          YES          FOR               FOR
Director, in place of those retiring by rotation

PROPOSAL #7.: Acknowledge the Directors' remuneration                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Appoint the Auditors and approve to                          ISSUER          YES          FOR               FOR
determine the remuneration

PROPOSAL #9.: Amend the bank's Articles of Association                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Other business                                              ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK CHINA LTD
  TICKER:                N/A             CUSIP:     Y0698A107
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 working report of the                       ISSUER          YES          FOR               FOR
Board of Directors of the Bank

PROPOSAL #2.: Approve the 2008 working report of the                       ISSUER          YES          FOR               FOR
Board of Supervisors of the Bank

PROPOSAL #3.: Approve the 2008 profit distribution                         ISSUER          YES          FOR               FOR
plan of the Bank

PROPOSAL #4.: Approve the 2008 annual financial                            ISSUER          YES          FOR               FOR
statements of the Bank

PROPOSAL #5.: Approve the 2009 annual budget of the                        ISSUER          YES          FOR               FOR
Bank

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers Zhong                      ISSUER          YES          FOR               FOR
 Tian Certified Public Accountants Limited Company
and PricewaterhouseCoopers Hong Kong as the Bank's
External Auditors for 2009

PROPOSAL #7.1: Approve the 2008 performance appraisal                      ISSUER          YES          FOR               FOR
 and Bonus Plan for Mr. Xiao Gang, the Chairman of
the Board of Directors

PROPOSAL #7.2: Approve the 2008 performance appraisal                      ISSUER          YES          FOR               FOR
 and Bonus Plan for Mr. Li Lihui, the Vice Chairman
of the Board of Directors and the President of the

PROPOSAL #7.3: Approve the 2008 performance appraisal                      ISSUER          YES          FOR               FOR
 and Bonus Plan for Mr. Li Zaohang, the Executive
Director and the Executive Vice President of the Bank

PROPOSAL #7.4: Approve the 2008 performance appraisal                      ISSUER          YES          FOR               FOR
 and Bonus Plan for Mr. Zhou Zaiqun, the Executive
Director and the Executive Vice President of the Bank

PROPOSAL #7.5: Approve the 2008 performance appraisal                      ISSUER          YES          FOR               FOR
 and Bonus Plan for Mr. Liu Ziqiang, the Chairman of
the Board of Supervisors

PROPOSAL #7.6: Approve the 2008 performance appraisal                      ISSUER          YES          FOR               FOR
 and Bonus Plan for Mr. Wang Xueqiang, the Supervisor
 of the Bank

PROPOSAL #7.7: Approve the 2008 performance appraisal                      ISSUER          YES          FOR               FOR
 and Bonus Plan for Mr. Liu Wanming, the Supervisor
of the Bank

PROPOSAL #8.1: Re-elect Mr. Seah Lim Huat Peter as a                       ISSUER          YES          FOR               FOR
Non-Executive Director of the Bank

PROPOSAL #8.2: Re-elect Mr. Alberto Togni as a                             ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Bank

PROPOSAL #9.: Approve the proposal for Supplemental                        ISSUER          YES          FOR               FOR
Delegation of authorities by the Shareholders meeting
 to the Board of Directors of the Bank

PROPOSAL #S.10: Amend the Article 238 of the Articles                      ISSUER          YES          FOR               FOR
 of Association as specified

PROPOSAL #S.11: Approve the issue of RMB-denominated                       ISSUER          YES        AGAINST           AGAINST
bonds by the Bank in Hong Kong for an aggregate
amount not exceeding RMB 10 billion by the end of
2010; the issue of RMB-denominated bonds by the Bank
in accordance with the following principles: (a)
Issue size, taking into account the amount of RMB-
denominated deposit in Hong Kong and the conditions
of the bond market, the Bank plans to issue RMB-
denominated bonds in Hong Kong for an amount not
exceeding RMB 10 billion by the end of 2010; (b)
Term, In accordance with the Hong Kong residents
investment preference and the utilization of the
Bank's funds, the term of the bond will not exceed 3
years; Interest rate, the nominal rate of the RMB-
denominated bond will be determined by reference to
the level of RMB deposit rate and the level of bond
yield in the relevant market, and will be finalized
by reference to the term of the bonds and the
prevailing market conditions, authorize the Board to
finalize the terms of such RMB-denominated bond
issues including the timing of the issue, the issue
size, the term and the interest rate, as well as
other relevant matters and signing all related

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK COMMUNICATIONS CO LTD
  TICKER:                N/A             CUSIP:     Y06988102
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the work report of the Bank's                        ISSUER          YES          FOR               FOR
Board of Directors for the YE 31 DEC 2008

PROPOSAL #2.: Approve the report of the Bank's Board                       ISSUER          YES          FOR               FOR
of Supervisors for the YE 31 DEC 2008

PROPOSAL #3.: Approve the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements of the Bank for the YE 31 DEC

PROPOSAL #4.: Approve the fixed assets investment                          ISSUER          YES          FOR               FOR
budget of the Bank for the YE 31 DEC 2009

PROPOSAL #5.: Approve the Profit Distribution Plan of                      ISSUER          YES          FOR               FOR
 the Bank and the recommendation for dividend for the
 YE 31 DEC 2008

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the International Auditors and Deloitte Touche
Tohmatsu CPA Limited as the Domestic Auditors of the
Bank for the term to be ended at the next AGM, and
authorize the Board of Directors to determine their
remuneration provided that such amount shall not
exceed the aggregate remuneration for 2008

PROPOSAL #7.: Approve the Remuneration Plan for the                        ISSUER          YES          FOR               FOR
Directors and Supervisors of the Bank for the YE 31
DEC 2008

PROPOSAL #8.: Approve the proposed amendments to the                       ISSUER          YES          FOR               FOR
Work Procedures for Independent Directors of Bank of
Communications Company Limited as specified

PROPOSAL #9.a: Re-elect Mr. HU Huaibang as an                              ISSUER          YES          FOR               FOR
Executive Director of the Bank

PROPOSAL #9.b: Re-elect Mr. QIAN Hongyi as an Non-                         ISSUER          YES          FOR               FOR
Executive Director of the Bank

PROPOSAL #9.c: Re-elect Mr. JI Guoquiang as an Non-                        ISSUER          YES          FOR               FOR
Executive Director of the Bank

PROPOSAL #9.d: Re-elect Mr. LEI Jun as an Non-                             ISSUER          YES          FOR               FOR
Executive Director of the Bank

PROPOSAL #10.: Re-elect Mr. Yan Hong as a Supervisor                       ISSUER          YES          FOR               FOR
of the Bank

PROPOSAL #S.11: Amend the Articles 8, 78, 204, 243,                        ISSUER          YES          FOR               FOR
255 of the Articles of Association of the Bank; and
authorize the Chairman of the Board of Directors and
its attorney to make further amendments to the
amended Articles of Association of the Bank which in
their opinion may be necessary and appropriate as the
 relevant authorities and stock exchanges may require
 from time to time in the course of the application
by the Bank for approvals in respect of the
amendments to the Articles of Association of the Bank

PROPOSAL #S.12: Approve that the issue of Bonds [as                        ISSUER          YES          FOR               FOR
specified] by the Bank and the specified terms and
conditions for the issue of the Bonds

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK HANDLOWY W WARSZAWIE SA
  TICKER:                N/A             CUSIP:     X05318104
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairperson                                        ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve to verify the validity of the                        ISSUER          NO           N/A               N/A
meeting and ability to pass valid resolutions

PROPOSAL #4.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Elect the Vote Counting commission                           ISSUER          NO           N/A               N/A

PROPOSAL #6.1: Approve to review the Management                            ISSUER          NO           N/A               N/A
Boards report on the Company's activity in 2009 and
the financial statement for 2008

PROPOSAL #6.2: Approve to review the Supervisory                           ISSUER          NO           N/A               N/A
Boards report on own activity for the period from OGM
 of shareholders in 2008 to OGM of shareholders in
2009, consisting of analysis of report on activity
and financial statement of the Company and the
capital group in 2008 and Management Boards motion on
 distribution of profit for 2008

PROPOSAL #6.3: Approve to review the report on                             ISSUER          NO           N/A               N/A
capital groups activity in 2008 and consolidated
financial statement of the capital group for 2008

PROPOSAL #6.4: Grant discharge of duties for Members                       ISSUER          NO           N/A               N/A
of the Management Board for 2008

PROPOSAL #6.5: Grant discharge of duties for Members                       ISSUER          NO           N/A               N/A
of the Supervisory Board for 2008

PROPOSAL #6.6: Approve the distribution of profit for                      ISSUER          NO           N/A               N/A
 2008

PROPOSAL #6.7: Approve the changes in the Company's                        ISSUER          NO           N/A               N/A
Articles of Association

PROPOSAL #6.8: Approve the changes in the regulations                      ISSUER          NO           N/A               N/A
 of the general meeting of shareholders

PROPOSAL #6.9: Appoint the Members of the Supervisory                      ISSUER          NO           N/A               N/A
 Board

PROPOSAL #7.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK HAPOALIM B M
  TICKER:                N/A             CUSIP:     M1586M115
  MEETING DATE:          8/6/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the update of the annual                             ISSUER          YES        AGAINST           AGAINST
remuneration and meeting attendance fees of all of
the Directors in office from time to time [with the
exception of Directors who are owners of means
controller or their relatives] as follows: annual
remuneration in accordance with the Companies
Regulations from time to time in force in such manner
 that each Director will receive the maximum amount
permitted by law in accordance with the grading of
the Company and expertise of the Director; meeting
attendance fees in accordance with regulations as
aforesaid, 60% of such fee in the event of a meeting
held by means of communications and 50% for a
decision adopted without actual meeting

PROPOSAL #2.: Approve to increase of registered share                      ISSUER          YES          FOR               FOR
 capital by the creation of 2 billion additional
ordinary shares of NIS 1 par value in such manner
that, following the increase, the authorized share
capital will comprise of 4 billion ordinary NIS 1
shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK HAPOALIM B M
  TICKER:                N/A             CUSIP:     M1586M115
  MEETING DATE:          2/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint Mr. O. Tov as an External                            ISSUER          YES          FOR               FOR
Director for a 3 year statutory period

PROPOSAL #2.: Approve the grant to Mr. Tov [if                             ISSUER          YES          FOR               FOR
appointed as above], to Ms. I. Dror who was appointed
 in NOV 2008, and to all Directors who may hold
office from time to time in the future, of an
indemnity undertaking in the same text as already
issued to the presently officiating Directors, which
text has already been approved by all of the organs
of the Company, including general meeting the text
limits the aggregate indemnity amount to 25% of the
shareholders' equity

PROPOSAL #3.: Ratify the D and O insurance cover for                       ISSUER          YES          FOR               FOR
all D and O including Mr. Tov and Ms. Sror -the cover
 is for the year commencing 01 JUN 2008 in the amount
 of USD 260 million and the premium is USD 2,030,000;
 approve that the existing policy will cover all D
and O holding office from time to time on the
expiration of the existing policy the Company may
during an aggregate period ending MAY 2014, extend,
renew or purchase cover for all D and O who may hold
office from time to time provided that the cover does
 not exceed USD 400 million and the annual premium
does not exceed USD 5 million

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK HAPOALIM B M
  TICKER:                N/A             CUSIP:     M1586M115
  MEETING DATE:          4/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
the Directors' report for the year 2007

PROPOSAL #2.: Re-appoint Ms. N. Dror as an External                        ISSUER          YES          FOR               FOR
Director for an additional 3 year statutory period

PROPOSAL #3.: Re-appoint the Accountant Auditors for                       ISSUER          YES          FOR               FOR
the year 2008 and authorize the Board to fix their

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK LEUMI LE-ISRAEL
  TICKER:                N/A             CUSIP:     M16043107
  MEETING DATE:          10/7/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the registered                           ISSUER          YES          FOR               FOR
share capital of the Bank to NIS 2,215 million by the
 creation of 500 million Ordinary Shares of par value
 NIS 1 each, which will be converted into stock after
 being issued and paid up in full, for the purpose of
 the issue of deferred hybrid capital notes

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK MILLENNIUM SPOLKA AKCYJNA
  TICKER:                N/A             CUSIP:     X05407105
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approve the information on voting                            ISSUER          NO           N/A               N/A

PROPOSAL #3.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #4.: Acknowledge proper convening of the                          ISSUER          NO           N/A               N/A
meeting and its ability to adopt resolutions

PROPOSAL #5.: Approve to accept the agenda                                 ISSUER          NO           N/A               N/A

PROPOSAL #6.: Elect the Scrutiny Commission                                ISSUER          NO           N/A               N/A

PROPOSAL #7.: Approve the financial statement, the                         ISSUER          NO           N/A               N/A
Management Board report on the Company activities,
the Supervisory Board report on evaluation of the
Management Board report and the financial statement,
as well as the profit distribution for 2008

PROPOSAL #8.: Approve the financial statement of the                       ISSUER          NO           N/A               N/A
Capital Group for 2008

PROPOSAL #9.: Grant discharge of the Members of the                        ISSUER          NO           N/A               N/A
Management Board and the Supervisory Board from their
 duties completed in 2008

PROPOSAL #10.: Adopt the resolution on the profit                          ISSUER          NO           N/A               N/A
distribution for 2008

PROPOSAL #11.: Approve the defining number of the                          ISSUER          NO           N/A               N/A
Supervisory Board's Members

PROPOSAL #12.: Elect the Supervisory Board's Members                       ISSUER          NO           N/A               N/A

PROPOSAL #13.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK OF AYUDHYA PUBLIC CO LTD BAY
  TICKER:                N/A             CUSIP:     Y0644Q115
  MEETING DATE:          3/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the minutes of the AGM of                              ISSUER          YES          FOR               FOR
shareholders no. 96 held on 09 APR 2008

PROPOSAL #2.: Acknowledge the payment of interim                           ISSUER          YES          FOR               FOR
dividend for the period ending 30 JUN 2008

PROPOSAL #3.: Approve the purchase and acquisition of                      ISSUER          YES          FOR               FOR
 the total shares of AIG Retail Bank Plc and AIG Card
 [Thailand] Company Limited

PROPOSAL #4.: Other businesses [if any]                                    ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK OF AYUDHYA PUBLIC CO LTD BAY
  TICKER:                N/A             CUSIP:     Y0644Q115
  MEETING DATE:          4/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the minutes of the EGM of                              ISSUER          YES          FOR               FOR
shareholders No. 1/2009 held on 12 MAR 2009

PROPOSAL #2.: Acknowledge the Board of Directors'                          ISSUER          YES          FOR               FOR
annual report

PROPOSAL #3.: Approve the 2008 bank's balance sheets                       ISSUER          YES          FOR               FOR
and profit and loss statements for the FYE 31 DEC 2008

PROPOSAL #4.: Approve the performance allocation and                       ISSUER          YES          FOR               FOR
dividend payment for the period ended 31 DEC 2008

PROPOSAL #5.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR

PROPOSAL #7.: Appoint the auditor(s) and approve the                       ISSUER          YES          FOR               FOR
Audit Fee

PROPOSAL #8.: Other business [if any]                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK OF CHINA
  TICKER:                N/A             CUSIP:     Y0698A107
  MEETING DATE:          3/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Bank to issue subordinated                      ISSUER          YES        ABSTAIN           AGAINST
 bonds on the following principal terms and
conditions: 1) Aggregate principal amount: not more
than RMB 120 billion; 2) Terms of the bonds: not less
 than 5 years; 3) Interest rates of the bonds: to be
determined by reference to market interest rates; 4)
Method to repay principal and pay interest: to be
determined taking into consideration the specific
circumstances at the time of the issue; 5) Use of
proceeds raised: to supplement the supplemental
capital of the Bank; 6) Period of validity of the
resolution: from the date of approval by shareholders

PROPOSAL #2.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES        ABSTAIN           AGAINST
 PROPOSAL: Authorize the Board to deal with all
related matters in connection with issue of the
subordinated bonds, including but not limited to
determining the specific terms of each issue of the
subordinated bonds [such as the dated of the issue,
principal amount to be issued, term of the bonds,
interest rates of the bonds, and method of repayment
of the principal and payment of interest etc] and
authority has the same validity period as the

PROPOSAL #3.: Authorize the Board to delegate its                          ISSUER          YES        ABSTAIN           AGAINST
power in connection with the above matters to the
management for the management to execute matters in
connection with the issue of the subordinated bonds
in accordance with the specific circumstances

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK OF THE PHILIPPINE ISLANDS
  TICKER:                N/A             CUSIP:     Y0967S169
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Calling of meeting to order                                  ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the certification of the notice                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the determination and the                            ISSUER          YES          FOR               FOR
declaration of quorum

PROPOSAL #4.: Approve the minutes of the annual                            ISSUER          YES          FOR               FOR
meeting of the stockholders on 03 APR 2008

PROPOSAL #5.: Receive the annual report and approve                        ISSUER          YES          FOR               FOR
the Banks statement of condition as of 31 DEC 2008
incorporated in the annual report

PROPOSAL #6.: Approve and confirm all the Acts during                      ISSUER          YES          FOR               FOR
 the past year of the Board of Directors, the
Executives Committee and all other Board and the
Management Committees and the Officers of BPI

PROPOSAL #7.1: Elect Mr. Jaime Augusto Zobel De Ayala                      ISSUER          YES          FOR               FOR
 II as a Board of Director

PROPOSAL #7.2: Elect Mr. Aurelio R.Montinola III as a                      ISSUER          YES          FOR               FOR
 Board of Director

PROPOSAL #7.3: Elect Mr. Fernando Zobel De Ayala as a                      ISSUER          YES          FOR               FOR
 Board of Director

PROPOSAL #7.4: Elect Mr. Gerardo C. Ablaza as a Board                      ISSUER          YES          FOR               FOR
 of Director

PROPOSAL #7.5: Elect Mr. Emily A. Abrera as a Board                        ISSUER          YES          FOR               FOR
of Director

PROPOSAL #7.6: Elect Mr. Lilia R. Bautista as an                           ISSUER          YES          FOR               FOR
Independent Board of Director

PROPOSAL #7.7: Elect Mr. Romeo L. Bernardo as an                           ISSUER          YES          FOR               FOR
Independent Board of Director

PROPOSAL #7.8: Elect Mr. Chng Sok Hui as a Board of                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.9: Elect Mr. Rebecca G. Fernando as a                          ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #7.10: Elect Mr. Octavio V. Espiritu as an                        ISSUER          YES          FOR               FOR
Independent Board of Director

PROPOSAL #7.11: Elect Mr. Xavier P. Loinaz as an                           ISSUER          YES          FOR               FOR
Independent Board of Director

PROPOSAL #7.12: Elect Mr. Ma Yuen Lin Annie as a                           ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #7.13: Elect Mr. Mercedita S. Nolledo as a                        ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #7.14: Elect Mr. Oscar S. Reyes as a Board                        ISSUER          YES          FOR               FOR
of Director

PROPOSAL #7.15: Elect Mr. Wong Ann Chai as a Board of                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #8.: Elect the External Auditors and approve                      ISSUER          YES          FOR               FOR
 to fix their remuneration

PROPOSAL #9.: Approve the Director's Bonus                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #10.: Other matters                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK POLSKA KASA OPIEKI SA
  TICKER:                N/A             CUSIP:     X0641X106
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the OGM                                           ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman of the OGM                                ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the concluding correctness of                        ISSUER          NO           N/A               N/A
convening the OGM and its capacity to adopt binding
resolutions

PROPOSAL #4.: Elect the voting Commission                                  ISSUER          NO           N/A               N/A

PROPOSAL #5.: Adopt the agenda                                             ISSUER          NO           N/A               N/A

PROPOSAL #6.: Approve the Management Board's report                        ISSUER          NO           N/A               N/A
on the activity of the Bank in 2008

PROPOSAL #7.: Approve the financial statements of the                      ISSUER          NO           N/A               N/A
 Bank for 2008

PROPOSAL #8.: Approve the Management Board's report                        ISSUER          NO           N/A               N/A
on the activity of the Bank's capital Group in 2008

PROPOSAL #9.: Approve the consolidated financial                           ISSUER          NO           N/A               N/A
statements of the Bank's capital Group for 2008

PROPOSAL #10.: Approve the motion of the Management                        ISSUER          NO           N/A               N/A
Board on distribution of the Bank's net profit for

PROPOSAL #11.: Approve the report of the Bank's                            ISSUER          NO           N/A               N/A
Supervisory Board on its activity in 2008 and the
results of review of the reports on the activity of
the Bank and of the Bank's capital Group in 2008,
financial statements of the Bank and of the Bank's
capital Group for 2008 as well as the motion of the
Management Board on distribution of the Bank's net
profit for 2008

PROPOSAL #12.1: Approve the Management Board's report                      ISSUER          NO           N/A               N/A
 on the activity of the Bank in 2008

PROPOSAL #12.2: Approve the financial statements of                        ISSUER          NO           N/A               N/A
the Bank for 2008

PROPOSAL #12.3: Approve the Management Board's report                      ISSUER          NO           N/A               N/A
 on the activity of the Bank's capital Group in 2008

PROPOSAL #12.4: Approve the consolidated financial                         ISSUER          NO           N/A               N/A
statements of the Bank's capital Group for 2008

PROPOSAL #12.5: Approve the distribution of the                            ISSUER          NO           N/A               N/A
Bank's net profit for 2008

PROPOSAL #12.6: Approve the report of the Bank's                           ISSUER          NO           N/A               N/A
Supervisory Board on its activity in 2008

PROPOSAL #12.7: Approve the performance of duties by                       ISSUER          NO           N/A               N/A
Members of the Supervisory Board in 2008

PROPOSAL #12.8: Approve the performance of duties by                       ISSUER          NO           N/A               N/A
Members of the Management Board in 2008

PROPOSAL #13.: Appoint the Members of the Supervisory                      ISSUER          NO           N/A               N/A
 Board of Bank Pekao SA for new common term of Office

PROPOSAL #14.: Approve the motion and amend the                            ISSUER          NO           N/A               N/A
statute of Bank Polska Kasa Opieki Spolka Akcyjna

PROPOSAL #15.: Approve to establish the uniform text                       ISSUER          NO           N/A               N/A
of the statute of Bank Polska Kasa Opieki Spolka
Akcyjna

PROPOSAL #16.: Approve the motion and amend the rules                      ISSUER          NO           N/A               N/A
 of procedure of the general meetings of Bank Polska
Kasa Opieki Spolka Akcyjna

PROPOSAL #17.: Approve to establish the uniform text                       ISSUER          NO           N/A               N/A
of the rules of procedure of the general meetings of
Bank Polska Kasa Opieki Spolka Akcyjna

PROPOSAL #18.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK ZACHODNI WBK SA
  TICKER:                N/A             CUSIP:     X0646L107
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Appoint the meeting's chairman                               ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the statement of the meeting's                       ISSUER          NO           N/A               N/A
legal validity

PROPOSAL #4.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the Management's report on                           ISSUER          NO           N/A               N/A
Company's activity in 2008 and the financial
statement for 2008

PROPOSAL #6.: Approve the Management's report on                           ISSUER          NO           N/A               N/A
activity of the Bank's capital group in 2008 and the
consolidated financial statement of the Bank's
Capital Group for 2008

PROPOSAL #7.: Adopt the resolution on profit for 2008                      ISSUER          NO           N/A               N/A
 distribution

PROPOSAL #8.: Approve the duties' fulfilling by the                        ISSUER          NO           N/A               N/A
Management

PROPOSAL #9.: Approve the Supervisory Board's report                       ISSUER          NO           N/A               N/A
on its activity in 2008

PROPOSAL #10.: Approve the duties' fulfilling by the                       ISSUER          NO           N/A               N/A
Supervisory Board's Members

PROPOSAL #11.: Adopt the resolution on changes among                       ISSUER          NO           N/A               N/A
the Supervisory Boards Members

PROPOSAL #12.: Adopt the resolution on amendments to                       ISSUER          NO           N/A               N/A
the Companys Statute Text

PROPOSAL #13.: Adopt the resolution on approval of                         ISSUER          NO           N/A               N/A
the Company's Uniform Statute Text

PROPOSAL #14.: Closure of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANPU PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y0697Z111
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the minutes of previous AGM                          ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to accept Company's 2008                             ISSUER          YES          FOR               FOR
performance result

PROPOSAL #3.: Approve to accept financial statements                       ISSUER          YES          FOR               FOR
and statutory reports

PROPOSAL #4.: Approve to allocate the income and                           ISSUER          YES          FOR               FOR
payment of dividend of THB 12 per share

PROPOSAL #5.1.1: Elect Mr. Soonthorn Vongkusolkit as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #5.1.2: Elect Mr. Vitoon Vongkusolkit as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.1.3: Elect Mr. Anothai Techamontrikul as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #5.1.4: Elect Mr. Ongart Auapinyakul                              ISSUER          YES          FOR               FOR
asDirector

PROPOSAL #5.2: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Directors

PROPOSAL #6.: Approve the PricewaterhouseCoopers ABAS                      ISSUER          YES          FOR               FOR
 as the Auditors and authorize the Board to fix their
 remuneration

PROPOSAL #7.: Other businesses [if any]                                    ISSUER          YES          FOR             AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BARLOWORLD LTD
  TICKER:                N/A             CUSIP:     S08470189
  MEETING DATE:          9/8/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.S.1: Approve the terms of the black                            ISSUER          YES          FOR               FOR
ownership initiative [set out in the Circular] and
included in the terms of the agreements referred to
in Annexure 4 of the Circular constitute financial
assistance to be given by the Company for the purpose
 of or in connection with the purchase of or
subscription for any shares in the Company, those
terms are hereby sanctioned by the shareholders of
the Company in accordance with the provisions of
Section 38(2A)(b) of the Companies Act including,
without limitation, the terms of any financial
assistance arising from: i) the transaction involving
 the allotment and issue of Barloworld ordinary
shares to the Black Managers Trust ii) the
transaction involving the allotment and issue of
Barloworld ordinary shares to the Black Non-Executive
 Directors Trust iii) the transaction involving the
allotment and issue of Barloworld ordinary shares to
the Education Trust iv) the transaction involving the
 allotment and issue of Barloworld ordinary shares to
 funding SPV's held indirectly or directly by the
SBP's and the CSG's v) the transactions involving the
 repurchase of acquisition or the shares vi) the
transactions involving the allotment and issue of
further Barloworld ordinary shares to the funding
SPV's vii) the transactions involving the making of
loans to the funding SPV's and viii) the transactions
 involving the making of loans by the funding SPV's

PROPOSAL #2.S.2: Approve as contemplated in Section                        ISSUER          YES          FOR               FOR
85(2) of the Companies Act [as that provision is
amended, modified, re-enacted or substituted from
time to time], Rule 5.69 of the Listings Requirements
 [as that rule amended, modified, re-enacted or
substituted from time to time] and the Articles of
Association for the Company to repurchase or acquire
Barloworld Ordinary Shares- i) from the funding
SPV's, the Black Managers Trust and the Education
Trust from the dates and in accordance with the terms
 and conditions of the initial subscription
agreements, the reversionary pledge and cession
agreements, the relationship agreements, the SPV loan
 facility agreements, the ranking agreement, the BMT
subscription and repurchase agreement and the
Education Trust subscription and repurchase
agreement, ii) subject to the passing of ordinary
resolution number 3 proposed at the general meeting
at which this special resolution number 2 is
proposed, from the additional internal partner on
terms and conditions that are substantially the same
as those upon which the Company is entitled to
repurchase or acquire Barloworld ordinary shares from

PROPOSAL #3.O.1: Authorize the Directors to allot and                      ISSUER          YES          FOR               FOR
 issue Barloworld ordinary shares to the funding
SPV's, the Black Managers Trust, the Education Trust
and the General Staff Trust

PROPOSAL #4.O.2: Authorize the Directors of the                            ISSUER          YES          FOR               FOR
Company by way of a specific authority in terms of
Section 221 and, if applicable, Section 222 of the
Companies Act [as those provisions are amended,
modified, re-enacted or substituted from time to
time] and a specific authority in terms of rule 5.51
of the Listings Requirements [as that rule is
amended, modified, re-enacted or substituted from
time to time] to allot and issue, for a cash
consideration of ZAR 83.31 per Barloworld ordinary
share 108,030 Barloworld Ordinary Shares to the
trustees of the Black Non-Executive Directors Trust
in accordance with the terms and conditions of the
Black Non-Executive Directors subscription agreement,
 and that all of the Barloworld Ordinary Shares
referred to above and are hereby placed under the
control of the Directors for allotment and issue as

PROPOSAL #5.O.3: Authorize the Directors of the                            ISSUER          YES          FOR               FOR
Company in terms of Section 221 and, if applicable,
section 222 of the Companies Act [as those provisions
 are amended, modified, re-enacted or substituted
from time to time] and a specific authority in terms
of rule 5.51 of the Listings Requirements [as that
rule is amended, modified, re-enacted or substituted
from time to time] to allot and issue, for cash, up
to 997, 388 Barloworld ordinary shares to the
additional internal partner or terms and conditions
that are substantially the same as those upon which
Barloworld is entitled to allot and issue Barloworld
ordinary shares to the funding SPV's, as contemplated
 in Ordinary Resolution1, and that all of the
Barloworld Ordinary Shares referred to above be and
are hereby placed under the control of the Directors
for allotment and issue as described above

PROPOSAL #6.O.4: Authorize the Directors to allot and                      ISSUER          YES          FOR               FOR
 issue Barloworld ordinary shares to the funding
SPV's in accordance with the relevant maturity dat
subscription agreements and, subject to the passing
of Ordinary Resolution 3, to the additional internal
partner on the same terms and conditions as above

PROPOSAL #7.O.5: Authorize the Directors to purchase                       ISSUER          YES          FOR               FOR
some or all of the shares in and claims against the
funding SPV's of the strategic black partners and,
subject to the passing of Ordinary Resolution 3, some
 or all of the shares in and claims against the
funding SPV of the additional internal partner on the
 same terms and conditions as above

PROPOSAL #8.O.6: Authorize any Director of the                             ISSUER          YES          FOR               FOR
Company to do all such things, and sign all such
documents, procure the doing of all such things and
the signature of all such documents as may be
necessary or incidental to give effect to all of the
special resolutions and the ordinary resolutions
which are proposed and passed at the general meeting
at which this Ordinary Resolution 6 is proposed

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BARLOWORLD LTD
  TICKER:                N/A             CUSIP:     S08470189
  MEETING DATE:          1/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive and adopt the group annual                          ISSUER          YES          FOR               FOR
financial statements for the YE 30 SEP 2008,
including the Directors' report and the report of the

PROPOSAL #O.2: Re-elect Mr. P.J. Blackbeard as a                           ISSUER          YES          FOR               FOR
Director of the Company, in accordance with the
provisions of Articles 59.3.1 and 66 of the Company's
 Articles of Association, who retires in terms of
Article 66 of the Articles of Association of the
Company

PROPOSAL #O.3: Re-elect Ms. S.S. Mkhabela as a                             ISSUER          YES          FOR               FOR
Director of the Company, in accordance with the
provisions of Articles 59.3.1 and 66 of the Company's
 Articles of Association, who retires in terms of
Article 66 of the Articles of Association of the
Company

PROPOSAL #O.4: Elect Mr. S.S. Ntsaluba as a Director                       ISSUER          YES          FOR               FOR
of the Company, in accordance with the provisions of
Articles 59.3.1 and 66 of the Company's Articles of
Association, who retires in terms of Article 59.3.1
of the Articles of Association of the Company

PROPOSAL #O.5: Re-elect Mr. S.B. Pfeiffer as a                             ISSUER          YES          FOR               FOR
Director of the Company, in accordance with the
provisions of Articles 59.3.1 and 66 of the Company's
 Articles of Association, who retires in terms of
Article 66 of the Articles of Association of the
Company

PROPOSAL #O.6: Re-elect Mr. G. Rodriguez de Castro                         ISSUER          YES          FOR               FOR
Garcia de los Rios as a Director of the Company, in
accordance with the provisions of Articles 59.3.1 and
 66 of the Company's Articles of Association, who
retires in terms of Article 66 of the Articles of
Association of the Company

PROPOSAL #O.7: Re-appoint Deloitte & Touche as the                         ISSUER          YES          FOR               FOR
External Auditors of the Company and of the Group
until the termination of the next AGM, and approve to
 determine their remuneration for the past Audit by
the Directors

PROPOSAL #O.8.1: Approve, in terms of Article 61 of                        ISSUER          YES          FOR               FOR
the Company's Articles of Association, to revise the
fees payable to the Chairman of the Board, inclusive
of fees payable as Chairman of Board Committees with
effect from 01 JAN 2009 as follows: present ZAR
1,437,500, proposed: ZAR 1,437,500

PROPOSAL #O.8.2: Approve, in terms of Article 61 of                        ISSUER          YES          FOR               FOR
the Company's Articles of Association, to revise the
fees payable to the Resident Non-Executive Directors
with effect from 01 JAN 2009 as follows: present ZAR
180,000, proposed: ZAR 204,500

PROPOSAL #O.8.3: Approve, in terms of Article 61 of                        ISSUER          YES          FOR               FOR
the Company's Articles of Association, to revise the
fees payable to the Non-resident Non-Executive
Directors with effect from 01 JAN 2009 as follows:
present GBP 49,400, proposed GBP 51,600

PROPOSAL #O.8.4: Approve, in terms of Article 61 of                        ISSUER          YES          FOR               FOR
the Company's Articles of Association, to revise the
fees payable to the Chairman of the Audit Committee
with effect from 01 JAN 2009 as follows: present GBP
23,000, proposed GBP 25,000

PROPOSAL #O.8.5: Approve, in terms of Article 61 of                        ISSUER          YES          FOR               FOR
the Company's Articles of Association, to revise the
fees payable to the Resident Member of the Audit
Committee with effect from 01 JAN 2009 as follows:
present ZAR 60,000, proposed ZAR 68,150

PROPOSAL #O.8.6: Approve, in terms of Article 61 of                        ISSUER          YES          FOR               FOR
the Company's Articles of Association, to revise the
fees payable to the Non-resident Members of the Audit
 Committee with effect from 01 JAN 2009 as follows:
present GBP 12,000, proposed GBP 12,540

PROPOSAL #O.8.7: Approve, in terms of Article 61 of                        ISSUER          YES          FOR               FOR
the Company's Articles of Association, to revise the
fees payable to the Chairman of the Remuneration
Committee [Non-Resident] with effect from 01 JAN 2009
 as follows: proposed GBP 16,000

PROPOSAL #O.8.8: Approve, in terms of Article 61 of                        ISSUER          YES          FOR               FOR
the Company's Articles of Association, to revise the
fees payable to the Chairman of the empowerment and
transformation Committee [resident] with effect from
01 JAN 2009 as follows: proposed ZAR 75,000

PROPOSAL #O.8.9: Approve, in terms of Article 61 of                        ISSUER          YES          FOR               FOR
the Company's Articles of Association, to revise the
fees payable to the Resident Members of each of the
Board Committees [excluding risk and sustainability
Committee] with effect from 01 JAN 2009 as follows:
present ZAR 45,000, proposed ZAR 51,120

PROPOSAL #O8.10: Approve, in terms of Article 61 of                        ISSUER          YES          FOR               FOR
the Company's Articles of Association, to revise the
fees payable to the Non-Resident Members of each of
the Board Committees [excluding Risk and
Sustainability Committee] with effect from 01 JAN
2009 as follows: present GBP 3,000, proposed GBP 3,405

PROPOSAL #S.1: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 from time to time to acquire issued shares in the
ordinary share capital of the Company on the JSE
Limited open market at a price no greater than 10%
above of the weighted average of the market value for
 the securities for the 5 previous business days
immediately preceding the date on which the
transaction was agreed or at a bid price no greater
than the current trading price of the share, and the
purchase by any of the Company's subsidiaries of
shares in the Company in the manner contemplated by
and in accordance with the provisions of Section 89
of the Companies Act, 1973, and other provisions
which may be applicable, the repurchase by the
Company of its own securities may not exceed 10% of
the Company's issued ordinary share capital in the
aggregate in any 1 FY or in the case of acquisition
by any of the Company's subsidiaries, 10% of the
issued ordinary share capital in the aggregate and in
 the event that the Directors are granted general
authority to buy back a maximum 10% of the issued
share capital of Barloworld, or in the case of
acquisition by any of the Company's subsidiaries, 10%
 of the issued ordinary share capital in the
aggregate, it is the opinion of the Directors that
following such maximum repurchase of shares: the
Company and the Group would be able in the ordinary
course of business to pay its debts for a period of
12 months after the date of notice issued in respect
of the AGM; the assets of the Company and the group
would be in excess of the liabilities of the Company
and the group, for this purpose, the assets and
liabilities would be recognized and measured in
accordance with the accounting policies used in the
latest audited group annual financial statements; the
 ordinary capital and reserves of the Company and the
 group would be adequate for a period of 12 months
after the date of notice issued in respect of the
AGM; and the working capital of the Company and the
group would be adequate for a period of 12 months
after the date of notice issued in respect of the
AGM; the repurchase of securities to be effected
through the order book operated by the JSE trading
system and to be done with out any prior
understanding or arrangement between the Company and
the counterparty; the authorization to repurchase the
 shares is in accordance with the Company's Articles
of Association; that only 1 agent will effect the
buyback on behalf of the Company; that after the
repurchase has been effected the Company will still
comply with shareholder spread requirements of the
JSE Limited; the Company and its subsidiary will not
repurchase shares during a prohibited period; and the
 Company and its subsidiaries, prior to undertaking a
 repurchase will obtain a working capital letter from
 its sponsor; [Authority expires at the conclusion of
 the next AGM of the Company and in any event, no

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BCO NOSSA CAIXA SA
  TICKER:                N/A             CUSIP:     ADPV07972
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Amend the Corporate bylaws                                   ISSUER          YES          FOR               FOR

PROPOSAL #B.: Approve to set the annual remuneration                       ISSUER          YES          FOR               FOR
of the members of the executive committee, in
accordance with the terms that are provided for in
article 152 of law number 6404/1976

PROPOSAL #C.: Approve to decide regarding the payment                      ISSUER          YES          FOR               FOR
 of a bonus for the year 2008 to the executive
committee [period 01 OCT 2007 to 30 SEP 2008] and to
the special consultants [period 08 OCT 2007 to 30 SEP
 2008] in accordance with the terms of the official
letter from the committee for the defense of state
capital, or codec, number 121/2003 and codec opinion
number 045/2007, respectively, in the total amount of
 BRL 776,680.32

PROPOSAL #D.: Approve the payment of transportation                        ISSUER          YES          FOR               FOR
expenses of a member of the finance committee, in
regard to meetings held in the months of august
through DEC 2008, in accordance with the terms that
are provided for in paragraph 3 of law number
6404/1976, in the total amount of BRL 3,606.98

PROPOSAL #E.: Approve the payment of a bonus to the                        ISSUER          YES          FOR               FOR
Board of Directors in accordance with the terms of
the official letter from the committee for the
defense of state capital, or codec, number 150/2005,
considering for the defense of state capital, or
codec, number 150/2005, considering the results
obtained during the year 2008, with parity in the
distribution to the executive committee, in the total
 amount of BRL 177,600.00

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BCO NOSSA CAIXA SA
  TICKER:                N/A             CUSIP:     ADPV07972
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Administrators' accounts,                        ISSUER          YES        AGAINST           AGAINST
to examine, discuss and vote on the administration's
report, the financial statements and the accounting
statements accompanied by the Independent Auditors'
report regarding the FYE on 31 DEC 2008

PROPOSAL #2.: Approve to decide regarding making the                       ISSUER          YES          FOR               FOR
increase of the capital effective, in the amount of
BRL 396,532,099.73, without changing the number of
shares, in accordance with the terms of that which is
 provided for in Paragraph 1 of Article 169 of Law
number 6404/1976, with the share capital of the
institution going to BRL 2,833,135,777.64

PROPOSAL #3.: Approve to decide regarding the                              ISSUER          YES          FOR               FOR
distribution to the shareholders, on 15 JAN 2009, of
interest on shareholder equity, relative to the
interim distribution of profit from the fourth
quarter of 2008, in the approximate amount of BRL
7,793,749.10, corresponding to BRL 0.072814 per share

PROPOSAL #4.: Approve to decide regarding the                              ISSUER          YES          FOR               FOR
distribution to shareholders, on 04 MAR 2009, of
complementary dividends, relative to the 2008 FY, in
the approximate amount of BRL 53,065,913.51,
corresponding to BRL 0.495777 per share

PROPOSAL #5.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors

PROPOSAL #6.: Elect the Members of the Finance                             ISSUER          YES          FOR               FOR
Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BCO NOSSA CAIXA SA
  TICKER:                N/A             CUSIP:     ADPV07972
  MEETING DATE:          6/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Elect an alternate Member to the                             ISSUER          YES        AGAINST           AGAINST
Finance Committee under the terms provided by Article
 27 of the Corporate By Laws of the institution,
approved in the AGM's and EGM's held on 30 APR 2009,
and a full and alternate Member to represent the
minority shareholders under the terms provided by
Article 240 of law number 6404/1976

PROPOSAL #B.: Elect the Members to the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors in replacement of Messrs. Ricardo Antonio
De Oliveira and Ricardo Reisen De Pinho
representative of the minority shareholders, under
the terms provided by Article 11, paragraph 3 of the
Corporate by Laws, approved at the AGM's and EGM's

PROPOSAL #C.: Adopt the unified Audit Committee of                         ISSUER          YES          FOR               FOR
the Banco Do Brasil S.A conglomerate, under the terms
 provided by Article 33 of the corporate by Laws of
the institution, approved at the AGM's and EGM's held
 on 30 APR 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BEC WORLD PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y0769B133
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to certify the minutes of AGM                        ISSUER          YES          FOR               FOR
of shareholders for year 2008

PROPOSAL #2.: Acknowledge the Board of Director report                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the balance sheet and income                         ISSUER          YES          FOR               FOR
statement for the FY as of 31 DEC 2008

PROPOSAL #4.: Approve the profit allocation for year                       ISSUER          YES          FOR               FOR
2008 and dividend payment

PROPOSAL #5.1: Approve the replacement of the                              ISSUER          YES        AGAINST           AGAINST
Director by rotation retire: Mr. Prachum Maleenont

PROPOSAL #5.2: Approve the replacement of the                              ISSUER          YES          FOR               FOR
Director by rotation retire: Ms. Nipa Maleenont

PROPOSAL #5.3: Approve the replacement of the                              ISSUER          YES          FOR               FOR
Director by rotation retire: Ms. Amphorn Maleenont

PROPOSAL #5.4: Approve the replacement of the                              ISSUER          YES        AGAINST           AGAINST
Director by rotation retire: Mrs. Ratchanee

PROPOSAL #6.: Approve the Director remuneration for                        ISSUER          YES          FOR               FOR
the year 2009

PROPOSAL #7.: Appoint the Auditor for the year 2009                        ISSUER          YES          FOR               FOR
and approve the auditing fee

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  ISSUER:                BEIJING CAP INTL ARPT CO LTD
  TICKER:                N/A             CUSIP:     Y07717104
  MEETING DATE:          1/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Supply of Power and Energy                       ISSUER          YES          FOR               FOR
Services Agreement dated 27 NOV 2008 and the
continuing connected transactions contemplated
thereunder

PROPOSAL #2.: Approve the Supply of Aviation Safety                        ISSUER          YES          FOR               FOR
and Security Guard Services Agreement dated 27 NOV
2008 and the continuing connected transactions
contemplated thereunder

PROPOSAL #3.: Approve the Miscellaneous Services Sub-                      ISSUER          YES          FOR               FOR
contracting Agreement dated 27 NOV 2008 and the
continuing connected transactions contemplated
thereunder

PROPOSAL #4.: Approve the Terminals Maintenance                            ISSUER          YES          FOR               FOR
Agreement dated 27 NOV 2008 and the continuing
connected transactions contemplated thereunder

PROPOSAL #5.: Approve the appointment of Mr. Zhang                         ISSUER          YES          FOR               FOR
Zhizhong as the Executive Director of the Company and
 authorize the Board to determine his remuneration
thereof and to arrange a Service Agreement to be
entered into by the Company with Mr. Zhang Zhizhong
upon such terms and conditions as the Board shall
think fit, and to do all such acts and things to
effect such matters [Note 1]

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  ISSUER:                BEIJING CAP INTL ARPT CO LTD
  TICKER:                N/A             CUSIP:     Y07717104
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company [the Board] for the YE 31
DEC 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the YE 31 DEC 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements and the Independent Auditor's report for
the YE 31 DEC 2008

PROPOSAL #4.: Approve the profit appropriation                             ISSUER          YES          FOR               FOR
proposal for the YE 31 DEC 2008

PROPOSAL #5.: Appoint Mr. Yam Kum Weng as the Non-                         ISSUER          YES          FOR               FOR
Executive Director of the Company and authorize the
Board to determine his remuneration, his term will
commence from the conclusion of this meeting until
the expiration of the term of the fourth session of
the Board, i.e., the date of the AGM of the Company
for the year of 2011

PROPOSAL #6.: Authorize the Board to arrange for                           ISSUER          YES          FOR               FOR
Service Contract and/or appointment letter to be
issued by the Company to Mr. Yam Kum Weng, upon such
terms and conditions as the Board shall think fit,
and to do all such acts and things to effect such

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers Zhong                      ISSUER          YES          FOR               FOR
 Tian CPAs Limited Company and
PricewaterhouseCoopers, as the Company's PRC and
International Auditors, respectively, for the YE 31
DEC 2009 and authorize the Board to determine their

PROPOSAL #8.: Approve the use of the Company's own                         ISSUER          YES          FOR               FOR
website for sending or supplying Corporate
Communication to shareholders of H shares who met the
 following conditions: each holder of H Shares of the
 Company has been asked individually by the Company
to agree that the Company may send or supply
Corporate Communication generally or the Corporate
Communication in question, to him by means of the
Company's own website and the Company has not
received a response indicating objection from such
holder of H shares within the period of 28 days
beginning with the date on which the Company's
request was sent, the shareholders of H shares in
relation to whom the aforesaid two conditions are met
 shall be taken to have agreed that the Company may
send or supply Corporate Communication to such
shareholders by making such Corporate Communication
available on the Company's own website

PROPOSAL #S.1: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company

PROPOSAL #S.2.1: Approve to grant of a general and                         ISSUER          YES          FOR               FOR
unconditional mandate to the Board to raise Funds by
way of debt financing in the PRC in one or multiple
tranches with a maximum amount up to RMB 10 billion
[including RMB 10 billion] [the Debt Financing], the
Debt Financing includes, but not limited to, the
issue of Corporate Bonds, asset securitization
products, loans [the size of the loan to be
determined by the outstanding balance of such loan],
short-term commercial papers, asset-backed notes,
etc, the term of validity of this resolution shall be
 from the date of passing this resolution at the 2008
 AGM to the conclusion of the AGM of the Company for
the year of 2010

PROPOSAL #S2.2A: Authorize the Board to determine and                      ISSUER          YES          FOR               FOR
 deal with the relevant matters relating to the Debt
Financing, including but not limited to: so far as
permitted by Law and Regulations, determine and deal
with all matters relating to the Debt Financing
taking into account the specific needs of the Company
 and the market conditions, including but not limited
 to, the specific arrangements of the Debt Financing,
 the timing of issue, the size, the term, the type,
whether in tranches and the number of tranches, the
interest rate and its basis of determination, the
specific arrangements relating to the use of proceeds
 within the scope approved by the shareholders in the
 AGM, and any other related matters including but not
 limited to the repurchase and redemption provisions,
 the warranty, the rating, the repayment of principle
 and interest, the security arrangements and the
arrangements relating to placing and listing

PROPOSAL #S2.2B: Authorize the Board to determine and                      ISSUER          YES          FOR               FOR
 deal with the relevant matters relating to the Debt
Financing, including but not limited to: take all
such steps which are necessary for and incidental to
the Debt Financing [including, but not limited to,
sign all requisite legal documentations, select and
determine the intermediary institutions, prepare any
relevant application documents to the regulatory
authorities, obtain any approvals from the regulatory
 authorities and make any disclosure of information
in accordance with any applicable laws and
regulations] and ratify the aforementioned acts and
steps to the extent that any of them have already
been approved by the Board

PROPOSAL #S2.2C: Authorize the Board to determine and                      ISSUER          YES          FOR               FOR
 deal with the relevant matters relating to the Debt
Financing, including but not limited to: adjust the
specific proposal and related matters relating to the
 Debt Financing in accordance with the opinion of the
 regulatory authorities in the event of any changes
in the regulatory policies or market conditions, save
 and except any matters which require the re-approval
 by the shareholders in the general meetings as
required by any laws, regulations and the Articles of
 Association of the Company

PROPOSAL #S2.2D: Authorize the Board to determine and                      ISSUER          YES          FOR               FOR
 deal with the relevant matters relating to the Debt
Financing, including but not limited to: the validity
 period of the authorization to the Board relating to
 the Debt Financing shall be from the date of passing
 this resolution at the 2008 AGM to the conclusion of
 the AGM of the Company for the YE 2010

PROPOSAL #S2.2E: Authorize the Board to determine and                      ISSUER          YES          FOR               FOR
 deal with the relevant matters relating to the Debt
Financing, including but not limited to: so far as
the resolutions set out in above (a) to (d) are
approved at the AGM, the grant of authorization by
the Board to any of the Executive Director of the
Company to deal with all such matters relating to the
 Debt Financing under the afore-mentioned scope of

PROPOSAL #S3.1A: Approve, subject to a maximum amount                      ISSUER          YES          FOR               FOR
 up to RMB 10 billion [including RMB 10 billion] of
the Debt Financing set out in Special resolution
numbered [2] above, the issue of  Corporate Bonds of
the Company [the Corporate Bonds]: size of issue: up
to RMB 5 billion [including RMB5 billion] in one or
multiple tranches

PROPOSAL #S3.1B: Approve, subject to a maximum amount                      ISSUER          YES          FOR               FOR
 up to RMB 10 billion [including RMB 10 billion] of
the Debt Financing set out in Special resolution
numbered [2] above, the issue of Corporate Bonds of
the Company [the Corporate Bonds]: any placing
arrangement to existing shareholders: the Corporate
Bonds will not be issued to any existing shareholders
 of the Company on a preferred basis by way of placing

PROPOSAL #S3.1C: Approve, subject to a maximum amount                      ISSUER          YES          FOR               FOR
 up to RMB 10 billion [including RMB 10 billion] of
the Debt Financing set out in Special resolution
numbered [2] above, the issue of Corporate Bonds of
the Company [the Corporate Bonds]: terms: the
Corporate Bonds will have a term not exceeding 15
years and may have single or multiple terms, which
will be determined in accordance with the market
conditions and the Company's capital requirements

PROPOSAL #S3.1D: Approve, subject to a maximum amount                      ISSUER          YES          FOR               FOR
 up to RMB 10 billion [including RMB 10 billion] of
the Debt Financing set out in Special resolution
numbered [2] above, the issue of Corporate Bonds of
the Company [the Corporate Bonds]: use of proceeds:
include but not limited to repayment of debts,
adjusting debt structure and/or supplementing the
general working capital of the Company

PROPOSAL #S3.1E: Approve, subject to a maximum amount                      ISSUER          YES          FOR               FOR
 up to RMB 10 billion [including RMB 10 billion] of
the Debt Financing set out in Special resolution
numbered [2] above, the issue of Corporate Bonds of
the Company [the Corporate Bonds]: validity period:
from the date of approval of this resolution at the
2008 AGM to the AGM of the Company for the year of

PROPOSAL #S3.2A: Authorize the Board to determine and                      ISSUER          YES          FOR               FOR
 deal with the relevant matters relating to the
Corporate Bonds, including but not limited to: so far
 as permitted by laws and regulations, determine and
deal with all matters relating to the issue of
Corporate Bonds taking into account the specific
needs of the Company and the market conditions,
including but not limited to, the specific
arrangements of the issue of Corporate Bonds and the
revision or amendments of the terms and conditions of
 the issue, including but not limited to the size of
issue, the aggregate amount, the price, the interest
rate or its basis of determination, the timing of
issuance, whether to be issued in tranches and the
number of tranches, any repurchase or redemption
provisions, the arrangements of rating, warranty, the
 repayment of principle and interest, the security
arrangements, the listing arrangements and specific
arrangements relating to the use of proceeds within
the scope approved by the shareholders in the AGM

PROPOSAL #S3.2B: Authorize the Board to determine and                      ISSUER          YES          FOR               FOR
 deal with the relevant matters relating to the
Corporate Bonds, including but not limited to: take
all such steps which are necessary for and incidental
 to the issue of Corporate Bonds [including, but not
limited to, sign all requisite legal documentations,
select and determine the intermediary institutions,
prepare any relevant application documents to the
regulatory authorities, obtain any approvals from the
 regulatory authorities, to select the trustee for
the corporate bonds, to sign any entrusting
agreement, to formulate the rules for bonds holders
meeting, to handle other related matters and to
determine and deal with any issues relating to the
listing and trading of the Corporate Bonds after
completion of issue basing on the related rules of
the Stock Exchange, and make any disclosure of
information in accordance with any applicable laws
and regulations] and ratify the aforementioned Acts
and steps to the extent that any of them have already

PROPOSAL #S3.2C: Authorize the Board to determine and                      ISSUER          YES          FOR               FOR
 deal with the relevant matters relating to the
Corporate Bonds, including but not limited to: adjust
 the specific proposal and related matters relating
to the issue of Corporate Bonds and to consider
whether to continue the issue in accordance with the
opinion of the regulatory authorities in the event of
 any changes in the regulatory policies or market
conditions, save and except any matters which require
 the re-approval by the shareholders in the general
meetings as required by any laws, regulations and the
 Articles of Association of the Company

PROPOSAL #S3.2D: Authorize the Board to determine and                      ISSUER          YES          FOR               FOR
 deal with the relevant matters relating to the
Corporate Bonds, including but not limited to: in the
 event that the Company expects that it is unable to
or is required to defer the repayment of the
principle and interest of the Corporate Bonds, the
Board shall carry out the guarantee measures for debt
 repayment according to the applicable PRC laws and
the requirements of the regulatory authorities,
including but not limited to: [1] ceasing the
distribution of dividend to the shareholders of the
Company; [2] putting the incurrence of expenditure of
 capital nature and major investment and acquisition
on hold; [3] adjusting, reducing or ceasing the
payment of salary and bonus to the Directors and
Senior Management Staff; and [4] prohibiting the job
reallocation of the persons whom are directly
responsible, etc

PROPOSAL #S3.2E: Authorize the Board to determine and                      ISSUER          YES          FOR               FOR
 deal with the relevant matters relating to the
Corporate Bonds, including but not limited to:
validity period of the authorization to the Board
relating to the issue of Corporate Bonds shall be
from the date of passing this resolution at the 2008
AGM to the conclusion of the AGM of the Company for
the YE 2010

PROPOSAL #S3.2F: Authorize the Board to determine and                      ISSUER          YES          FOR               FOR
 deal with the relevant matters relating to the
Corporate Bonds, including but not limited to: so far
 as the resolutions set out in above (a) to (e) are
approved at the AGM, the grant of authorization by
the Board to any of the Executive Director of the
Company to deal with all such matters relating to the
 issue of Corporate Bonds under the afore-mentioned
scope of authorization

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  ISSUER:                BEIJING ENTERPRISES HLDGS LTD
  TICKER:                N/A             CUSIP:     Y07702122
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
consolidated financial statements and the reports of
the Directors and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend and a final                         ISSUER          YES          FOR               FOR
special dividend

PROPOSAL #3.i: Re-elect Mr. Yi Xiqun as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #3.ii: Re-elect Mr. Zhang Honghai as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.iii: Re-elect Mr. Li Fucheng as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.iv: Re-elect Mr. Liu Kai as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #3.v: Re-elect Mr. Guo Pujin as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.vi: Re-elect Mr. Fu Tingmei as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.vii: Authorize the Board of Directors to                       ISSUER          YES          FOR               FOR
fix the Directors' remuneration

PROPOSAL #4.: Re-appoint Messrs. Ernst & Young as the                      ISSUER          YES          FOR               FOR
 Auditors and authorize the Board of Directors to fix
 their remuneration

PROPOSAL #5.: Authorize the Directors, subject to and                      ISSUER          YES          FOR               FOR
 in accordance with all applicable Laws, to purchase
its shares, during the relevant period, not exceeding
 10% of the total nominal amount of the share capital
 of the Company in issue on the date of passing of
this resolution; [Authority expires the earlier of
the conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the current Articles of
Association of the Company or any applicable Laws to
be held]

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to issue, allot and deal with additional shares in
the capital of the Company and make or grant offers,
agreements and options which would or might require
shares to be allotted, issued or dealt with during or
 after the end of relevant period, not exceeding the
aggregate of 20% of the total nominal amount of the
share capital of the Company in issue on the date of
passing of this resolution, otherwise than pursuant
to i) a rights issue where shares are offered to
shareholders on a fixed record date in proportion to
their then holdings of shares [subject to such
exclusions or other arrangements as the Directors may
 deem necessary or expedient in relation to
fractional entitlements or having regard to any
restrictions or obligations under the Laws of, or the
 requirements of any recognized regulatory body or
any stock exchange in any territory applicable to the
 Company]; or ii) any option scheme or similar
arrangement for the time being adopted for the grant
or issue to officers and/or employees of the Company
and/or any of its subsidiaries of shares or rights to
 acquire shares of the Company; or iii) any scrip
dividend scheme or similar arrangement providing for
the allotment of shares in lieu of the whole or part
of a dividend or shares of the Company in accordance
with the Current Articles of Association of the
Company; or iv) the exercise of rights of
subscription or conversion under the terms of any
warrants issued by the Company or any securities
which are convertible into shares of the Company;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the current Articles of Association of
the Company or any applicable Laws to be held]

PROPOSAL #7.: Approve the general mandate granted to                       ISSUER          YES        AGAINST           AGAINST
the Directors of the Company pursuant to Resolution 6
 above and for the time being in force to exercise
the powers of the Company to allot shares and to make
 or grant offers, agreements and options which might
require the exercise of such powers be extended by
the total nominal amount of shares in the capital of
the Company repurchased by the Company pursuant to
Resolution 5, provided that such amount does not
exceed 10% of the total nominal amount of the issued
share capital of the Company at the date of passing
this Resolution

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  ISSUER:                BELLE INTL HLDGS LTD
  TICKER:                N/A             CUSIP:     G09702104
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
consolidated financial statements and reports of the
Directors and the Auditors of the Company for the YE
31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Company's Auditor and authorize the Board of
Directors of the Company to fix the Auditor's

PROPOSAL #4.A.1: Re-elect Mr. Sheng Baijiao as an                          ISSUER          YES          FOR               FOR
Executive Director, who retires

PROPOSAL #4.A.2: Re-elect Mr. Chan Yu Ling, Abraham                        ISSUER          YES          FOR               FOR
as an Independent Non-Executive Director, who retires

PROPOSAL #4.B: Appoint Mr. Tang King Loy as an                             ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #4.C: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to fix the Directors' remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and deal with additional shares in
the Company and to make or grant offers, agreements
and options or Warrants, during and after the
relevant period, not exceeding 10% of the aggregate
nominal amount of the issued share capital of the
Company, otherwise than pursuant to i) a rights
issue; or ii) the exercise of any share option scheme
 or similar arrangement for the time being adopted by
 the Company for the purpose of granting or issuing
shares or rights to acquires shares of the Company to
 the Directors, Officers and/or Employees of the
Company and/or any of its Subsidiaries; or iii) any
scrip dividend or similar arrangement pursuant to the
 Articles of Association of the Company from time to
time; [Authority expires the earlier of the
conclusion of the next AGM or the expiration of the
period within which the next AGM of the Company is
required by the Company's Articles of Association or
any applicable law to be held]

PROPOSAL #6.: Approve the general mandate to the                           ISSUER          YES          FOR               FOR
Directors to exercise during the Relevant Period (as
defined in paragraph (b) below) all the powers of the
 Company to repurchase or otherwise acquire shares in
 the Company in accordance with all applicable laws
and the requirements of the Rules Governing the
Listing of Securities on The Stock Exchange of Hong
Kong Limited, provided that the aggregate nominal
amount of shares so repurchased or otherwise acquired
 shall not exceed 10% of the aggregate nominal amount
 of the share capital of the Company in issue as at
the date of the passing of this resolution;
[Authority expires the earlier of the conclusion of
the next AGM or the expiration of the period within
which the next AGM of the Company is required by the
Company's Articles of Association or any applicable

PROPOSAL #7.: Approve the conditional upon the                             ISSUER          YES        AGAINST           AGAINST
passing of Resolutions Numbered 5 and Numbered 6 set
out in the notice convening this meeting, the
aggregate nominal amount of the shares in the Company
 which are repurchased or otherwise acquired by the
Company pursuant to Resolution Numbered 6 shall be
added to the aggregate nominal amount of the shares
which may be issued pursuant to Resolution Numbered 5

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  ISSUER:                BERJAYA SPORTS TOTO BHD
  TICKER:                N/A             CUSIP:     Y0849N107
  MEETING DATE:          10/22/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements of the Company for the YE 30 APR 2008 and
 the Directors' and Auditors' reports thereon

PROPOSAL #2.: Approve the payment of the Directors'                        ISSUER          YES          FOR               FOR
fees amounting to MYR 135,000 for the YE 30 APR 2008

PROPOSAL #3.: Re-elect Dato' Robin Tan Yeong Ching as                      ISSUER          YES        AGAINST           AGAINST
 a Director, who retires pursuant to Article 98(A) of
 the Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Chan Kien Sing as a                             ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 98(A) of
the Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Seow Swee Pin as a                              ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 98(E) of
the Company's Articles of Association

PROPOSAL #6.: Re-appoint Mr. Tan Sri Dato' Thong Yaw                       ISSUER          YES          FOR               FOR
Hong as a Director of the Company and to hold office
until the conclusion of the next AGM of the Company
pursuant to Section 129(6) of the Companies Act, 1965

PROPOSAL #7.: Re-appoint Mr. Tan Sri Dato' Jaffar Bin                      ISSUER          YES          FOR               FOR
 Abdul as a Director of the Company and to hold
office until the conclusion of the next AGM of the
Company pursuant to Section 129(6) of the Companies

PROPOSAL #8.: Re-appoint Messrs. Ernst & Young as the                      ISSUER          YES          FOR               FOR
 Auditors and authorize the Directors to fix their
remuneration

PROPOSAL #9.: Authorize the Directors, subject to the                      ISSUER          YES          FOR               FOR
 Companies Act, 1965, the Articles of Association of
the Company and the approvals of the relevant
governmental/regulatory authorities and pursuant to
Section 132D of the Companies Act, 1965, to issue and
 allot shares in the Company from time to time and
upon such terms and conditions and for such purposes
as the Directors may deem fit, provided that the
aggregate number of shares issued pursuant to this
resolution does not exceed 10% of the issued share
capital of the Company; [Authority expires at the
conclusion of the next AGM of the Company]

PROPOSAL #10.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
subsidiaries, subject to the provisions of the
Listing Requirements of Bursa Malaysia Securities
Berhad, to enter into recurrent related party
transactions of a revenue or trading nature with the
related parties, as specified in the Section 2.3 of
the Circular to the shareholders dated 29 SEP 2008,
which are necessary for the day-to-day operations
and/or in the ordinary course of business of the
Company and its subsidiaries on terms not more
favorable to the related parties than those generally
 available to the public and are not detrimental to
the minority shareholders of the Company; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company following the AGM at which the
ordinary resolution for the Proposed Mandate will be
passed, at which time lapse, unless by a resolution
passed at a general meeting, the authority is
renewed; or the expiration of the period within which
 the next AGM after the date it is required to be
held pursuant to Section 143(1) of the Companies Act,
 1965 [but shall not extend to such extension as may
be allowed pursuant to Section 143(2) of the
Companies Act, 1965]; and further authorize the
Directors of the Company and its subsidiaries to
complete and to do all such acts and things
[including executing such documents as may be
required] to give effect to such transactions as

PROPOSAL #11.: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to the Companies Act, 1965 [Act],
rules, regulations and orders made pursuant to the
Act, provisions of the Company's Memorandum and
Articles of Association and the requirements of Bursa
 Malaysia Securities Berhad [Bursa Securities] and
any other relevant authority, to purchases such
number of ordinary shares of MYR 0.10 each in the
Company [BToto Shares] through Bursa Securities and
to take all such steps as are necessary [including
the opening and maintaining of a central depositories
 account under the Securities Industry [Central
Depositories] Act, 1991] and enter into any
agreements, arrangements and guarantees with any
party or parties to implement, finalize and give full
 effect to the aforesaid purchase with full powers to
 assent to any conditions, modifications,
revaluations, variations and/or amendments [if any]
as may be imposed by the relevant authorities from
time to time and to do all such acts and things in
the best interests of the Company, subject to the
following: 1) the maximum number of ordinary shares
which may be purchased and held by the Company shall
be equivalent to 10% of the total issued and paid-up
share capital of the Company inclusive of the
95,030,072 BToto shares already purchased and
retained as treasury shares; and 2) the maximum funds
 to be allocated by the Company for the purpose of
purchasing the ordinary shares shall not exceed the
total retained profit and share premium reserve of
the Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company following
the general meeting at which such resolution was
passed at which time it will lapse unless by ordinary
 resolution passed at that meeting, the authority is
renewed, either unconditionally or subject to
conditions or the expiration of the period within
which the next AGM after that date is required to be
held by law]; and, upon the completion of the
purchase(s) of the Btoto shares or any part thereof
by the Company, to deal with any BToto shares so
purchased by the Company, cancel all the BToto shares
 so purchased; or retain all the BToto shares as
treasury shares for future re-sale or for
distribution as dividend to the shareholders of the
Company; or retain part thereof as treasury shares
and subsequently canceling the balance; or any other
manner as prescribed by the Act, rules, regulations
and orders made pursuant to the Act and the
requirements of Bursa Securities and any other

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BEZEQ ISRAEL TELECOM LTD
  TICKER:                N/A             CUSIP:     M2012Q100
  MEETING DATE:          5/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
Directors report for the year 2008

PROPOSAL #2.: Re-appoint the Accountant Auditors                           ISSUER          YES          FOR               FOR
until the next AGM and authorize the Board to fix

PROPOSAL #3.1: Re-appoint Mr. Shlomo Rudov as an                           ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.2: Re-appoint Mr. Ran Gottfried as an                          ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.3: Re-appoint Mr. David Gilboa as an                           ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.4: Re-appoint Mr. Michael Garbiner as an                       ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.5: Re-appoint Mr. Stephen Garbiner as an                       ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.6: Re-appoint Mr. Zahavit Cohen as an                          ISSUER          YES        AGAINST           AGAINST
Officiating Director

PROPOSAL #3.7: Re-appoint Mr. Rami Numkin Employee                         ISSUER          YES          FOR               FOR
representative as an Officiating Director

PROPOSAL #3.8: Re-appoint Mr. Arieh Saban as an                            ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.9: Re-appoint Mr. Menahem Inbar as an                          ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.10: Re-appoint Mr. Yehuda Porat employee                       ISSUER          YES          FOR               FOR
representative as an Officiating Director

PROPOSAL #3.11: Re-appoint Mr. Adam Chesnoff as an                         ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.12: Re-appoint Mr. Kihara Kiari as an                          ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.13: Re-appoint Mr. Yoav Rubinstein as an                       ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.14: Re-appoint Mr. Alon Shalev as an                           ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #4.: Approve to issue the indemnity                               ISSUER          YES          FOR               FOR
undertakings to the in house legal counsel and to the
 spokesman of the Company in the same form as was
approved by general meeting in JAN 2007 that was
issued to the other officers the indemnity is limited
 in the aggregate for all Officers to an amount equal
 to 25 of the shareholder's Equity

PROPOSAL #5.: Approve to distribute the shareholders                       ISSUER          YES          FOR               FOR
of a Dividend in the amount of NIS 792 million,
Record Date 11 MAY Ex Date 12 MAY payment date 24 MAY

PROPOSAL #6.: Approve to grant the Chairman of the                         ISSUER          YES          FOR               FOR
Board of a bonus in respect of 2008 in the maximum
amount in accordance with his employment agreement,
namely 18 month's Salary NIS 3,244,935

PROPOSAL #7.: Approve the terms of Employment of Mr.                       ISSUER          YES          FOR               FOR
Yehuda Porat Employee Representative Director as
Director of the safety security division monthly
salary NIS 33,000, 2008 bonus NIS 85,000

PROPOSAL #8.: Approve to issue the 100,000 options to                      ISSUER          YES        AGAINST           AGAINST
 Mr. Porat with an exercise price of NIS 5.9703

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BEZEQ THE ISRAEL TELECOMMUNICATION CORP LTD, TEL A
  TICKER:                N/A             CUSIP:     M2012Q100
  MEETING DATE:          9/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the extension of the period of                       ISSUER          YES          FOR               FOR
the Management Agreement with a Company connected
with the controlling shareholder for an additional
period of 3 years commencing 01 JAN 2009, on the same
 terms as the original management agreement

PROPOSAL #2.A: Amend the Articles of Association as                        ISSUER          YES          FOR               FOR
up to 4 times a year, the Chairman will be empowered
to convene urgent meetings of the Board without
consent of all of the Directors

PROPOSAL #2.B: Amend the Articles of Association as                        ISSUER          YES          FOR               FOR
the Security Affairs Committee of the Board is to
consist of 3 [instead of 2] classified Directors
under the chairmanship of the Chairman of the Board
who will have a second casting vote in the event of
equality of votes

PROPOSAL #2.C: Amend the Articles of Association as                        ISSUER          YES          FOR               FOR
transactions in the ordinary course of business
between the Company and Non-Director executives
[including remuneration] may be approved by the Board
 or by a Board Committee

PROPOSAL #3.: Approve a technical amendment to the                         ISSUER          YES        AGAINST           AGAINST
employment agreement between the Company and the
Chairman in respect of calculation of the amount of
the refund due to the Chairman in respect of motor
car expenses during the period prior to which the
Company placed a car at the disposal of the Chairman

PROPOSAL #4.: Approve the entitlement of the external                      ISSUER          YES        AGAINST           AGAINST
 Directors to refund of traveling expenses in respect
 of meetings that take place outside of the area of
their residence

PROPOSAL #5.: Approve the distribution of a cash                           ISSUER          YES          FOR               FOR
dividend between the shareholders in a total amount
of NIS 835 million; record date 12 OCT 2008; ex-date
13 OCT; payment 29 OCT

PROPOSAL #6.: Approve to grant of an indemnity                             ISSUER          YES          FOR               FOR
undertaking to Mr. Alan Gellman, deputy CEO and CFO,
limited in the aggregate together with the other D&O
to 25% of the shareholders' equity

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BHARAT HEAVY ELECTRICALS LTD
  TICKER:                N/A             CUSIP:     Y0882L117
  MEETING DATE:          9/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept the financial                              ISSUER          YES          FOR               FOR
statements and the statutory reports

PROPOSAL #2.: Approve the final dividend of INR 6.25                       ISSUER          YES          FOR               FOR
per share

PROPOSAL #3.: Re-appoint Mr. A.K. Aggarwal as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-appoint Mr. M. Gupta as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint Mr. S. Datta as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Authorize the Board to fix remuneration                      ISSUER          YES          FOR               FOR
 of the Auditors

PROPOSAL #7.: Appoint Mr. S. Ravi as a Director                            ISSUER          YES          FOR               FOR

PROPOSAL #8.: Appoint Ms. B.S. Meena as a Director                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BHARAT PETROLEUM CORP LTD
  TICKER:                N/A             CUSIP:     Y0882Z116
  MEETING DATE:          8/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Amend, pursuant to the provisions of                        ISSUER          YES          FOR               FOR
Section 17(1) and other applicable provisions, if
any, of the Companies Act, 1956 [Act], the existing
Clause 3(a)(vii), sub-clause 33(eee) be renumbered as
 (eee)(i) and add sub-clause 3(eee)(ii), sub-clause
3(w) and sub-clause (x) to (zd) of the Memorandum of
Associations of the Company as specified; approve,
pursuant to Section 149(2A) of the Companies Act,
1956 to commencing any or all the new business as
indicated in sub-clauses (a)(vii), (eee)(ii) and (w)
to (zd) of Clause 3 of the Memorandum of Association
of the Company as specified, at such time as the
Board may deem fit

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BHARAT PETROLEUM CORP LTD
  TICKER:                N/A             CUSIP:     Y0882Z116
  MEETING DATE:          9/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Audited profit &                       ISSUER          YES          FOR               FOR
loss account for the YE 31 MAR 2008, the balance
sheet as at that date and the reports of the Board of
 Directors and the Statutory Auditors and the
comments of the Comptroller & the Auditor General of
India, thereon

PROPOSAL #2.: Declare a dividend                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Shri. P. K. Sinha as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation in pursuance of
Section 256 of the Companies Act, 1956

PROPOSAL #4.: Re-appoint Prof A. H. Kalro as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation in pursuance of
Section 256 of the Companies Act, 1956

PROPOSAL #5.: Re-appoint Shri. R. K. Singh as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation in pursuance of
Section 256 of the Companies Act, 1956

PROPOSAL #6.: Approve, pursuant to the provisions of                       ISSUER          YES          FOR               FOR
Section 224(8)(aa) and other applicable provisions,
if any, of the Companies Act, 1956, remuneration of
the Single/Joint Statutory Auditors to be appointed
by the Comptroller & Auditor general of India (C&AG)
under Section 619(2) of the said Act, and INR
16,00,000, to be paid to the single firm of Statutory
 Auditors or to be shared equally by the Joint
Statutory Auditors, in case of appointment of Joint
Firms of Statutory Auditors by the C&AG, in
additional to actual reasonable traveling and out of
pocket expenses and service tax as applicable, for
the year 2008-09 and also for subsequent years

PROPOSAL #7.: Appoint Ms. Rama Bijapurkar as a                             ISSUER          YES          FOR               FOR
Director of the Company, pursuant to the Section 257
and other applicable provisions of the Companies Act
1956

PROPOSAL #8.: Appoint Prof. S. K. Barua as a Director                      ISSUER          YES          FOR               FOR
 of the Company, pursuant to the Section 257 and
other applicable provisions of the Companies Act 1956

PROPOSAL #9.: Appoint Shri S. Mohan as a Director of                       ISSUER          YES          FOR               FOR
the Company, pursuant to Section 257 and other
applicable provisions of the Companies Act 1956

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BIDVEST GROUP LTD
  TICKER:                N/A             CUSIP:     S1201R162
  MEETING DATE:          10/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to the pro rata offer by Bidvest to
Nampak ordinary shareholders (proposed pro rata
offer) becoming unconditional (save for any
suspensive conditions relating to the passing of this
 resolution), by way of a specific approval in terms
of section 221 of the Companies Act 1973 (Act 61 of
1973), as amended, to allot and issue to the Nampak
ordinary shareholders, an aggregate number of Bidvest
 ordinary shares to fulfill its obligations in terms
of such proposed pro rata offer subject to a maximum
of 22 million Bidvest ordinary shares being issued
pursuant to this resolution; approve that,
notwithstanding anything to the contrary contained in
 the Articles of Association of the Company, there
shall be no obligation on the Company to offer to its
 existing shareholders pro rata to their respective
shareholdings in Bidvest any of the Bidvest ordinary
shares which it is authorized to issue in terms of
this ordinary resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BIDVEST GROUP LTD
  TICKER:                N/A             CUSIP:     S1201R162
  MEETING DATE:          11/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited                       ISSUER          YES          FOR               FOR
financial statements of the Company and the Group for
 the EY 30 JUN 2008, together with the reports of the
 Directors and the Auditors

PROPOSAL #2.: Approve the Non-Executive Directors'                         ISSUER          YES          FOR               FOR
remuneration for the year ending 30 JUN 2009;
Chairman: ZAR 490,000 per annum; Board Members: ZAR
33,000 per annum plus ZAR 11,000 per meeting,
Alternate Directors ZAR 16,500 per annum plus ZAR
11,000 per meeting if attended in place of the
nominated Director; Audit Committee Chairman ZAR
100,000 per annum plus ZAR 25,000 per meeting, Audit
Committee Member ZAR 36,000 per annum plus ZAR 15,000
 per meeting, Remuneration Committee Chairman ZAR
50,000 per annum plus ZAR15 000 per meeting,
Remuneration Committee Member ZAR 15,000 per meeting,
 Nominations Committee Chairman ZAR 33, 000 per annum
 plus ZAR 11,000 per meeting, Nominations Committee
Member ZAR 11,000 per meeting, Acquisitions Committee
 Chairman ZAR 40,000 per annum plus ZAR 11,000 per
meeting, Acquisitions Committee Member ZAR 11,000 per
 meeting, Risk Committee Chairman ZAR 50,000 per
annum plus ZAR 15,000 per meeting, Risk Committee
Member ZAR11,000 per meeting, Transformation
Committee Chairman ZAR 15,000 per annum plus ZAR
11,000 per meeting, Transformation Committee Member
ZAR 11,000 per meeting; Other Services, to be
approved by the Chief Executive up to a maximum in
aggregate of ZAR 4 million per annum

PROPOSAL #3.: Re-appoint Deloitte and Touche as the                        ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #4.S.1: Authorize the Company or any of its                       ISSUER          YES          FOR               FOR
subsidiaries, by way of a general approval, to
acquire ordinary shares issued by the Company, in
terms of sections 85(2) and 85(3) of the Companies
Act, No 61 of 1973 [as amended] and in terms of the
rules and requirements of the JSE Limited [the JSE],
being that: any such acquisition of ordinary shares
shall be effected through the order book operated by
the JSE trading system and done without any prior
understanding or arrangement; [Authority expires
earlier of the Company's next AGM, or 15 months from
the date of passing of this Special Resolution Number
 1]; an announcement will be published as soon as the
 Company or any of its subsidiaries has acquired
ordinary shares constituting, on a cumulative basis
3% of the number of ordinary shares in issue prior to
 the acquisition pursuant to which the aforesaid 3%
threshold is reached, and for each 3% in aggregate
acquired thereafter, containing full details of such
acquisitions; acquisitions of shares in aggregate in
any 1 FY may not exceed 20% of the Company's ordinary
 issued share capital as at the date of passing of
this Special Resolution Number 1; in determining the
price at which ordinary shares issued by the Company
are acquired by it or any of its subsidiaries in
terms of this general authority, the maximum premium
at which such ordinary shares may be acquired will be
 10% of the weighted average of the market value at
which such ordinary shares are traded on the JSE over
 the 5 business days immediately preceding the date
of repurchase of such ordinary shares by the Company
or any of its subsidiaries; authorize the Company by
its Articles of Association; at any 1 point in time,
the Company may only appoint 1 agent to effect any
repurchase on the Company's behalf; the Company's
sponsor must confirm the adequacy of the Company's
working capital for purposes of undertaking the
repurchase of shares in writing to the JSE before
entering the market to proceed with the repurchase;
the Company remaining in compliance with the minimum
shareholder spread requirements of the JSE listing
requirements; and the Company and/or its subsidiaries
 not repurchasing any shares during a prohibited
period as defined by the JSE listing requirements ,
unless a repurchase programme is in place where dates
 and quantities of shares to be traded during the
prohibited period are fixed, and full details of the
programme have been disclosed in an announcement over
 SENS prior to the commencement of the prohibited
period: the reason for and effect of special
resolution number 1 is to grant the Company a general
 authority in terms of the Companies Act and the JSE
listing requirements for the repurchase by the
Company, or a subsidiary of the Company, of the
Company's shares

PROPOSAL #5.O.1: Authorize the Directors, to place 30                      ISSUER          YES          FOR               FOR
 million of the unissued shares of the Company under
the control of the Directors, subject to the
requirements of the JSE, to allot and issue up to 30
million shares in the authorized, but unissued share
capital of the Company at such times, at such prices
and for such purposes as they may determine, at their
 discretion, after setting aside so many shares as
may be required to be allotted and issued pursuant to
 the Company's Employee Share Option Scheme

PROPOSAL #5.O.2: Authorize the Directors, that                             ISSUER          YES          FOR               FOR
subject to the passing of Ordinary Resolution Number
1 and in terms of the JSE Listing Requirements, to
issue up to 30 million ordinary shares for cash,
representing a class of share already in issue or,
where this is not the case, must be limited to such
shares or rights that are convertible into a class
already in issue as and when suitable opportunities
arise, subject to the following conditions, inter
alia: [Authority expires earlier of the next AGM or
15 months from the date of this AGM]; that a press
announcement giving full details, including the
impact on net asset value and earnings per share,
will be published at the time of any issue
representing, on a cumulative basis within 1 year, 5%
 or more of the number of shares in issue prior to
the issue/s; that the shares must be issued to public
 shareholders and not to related parties; that any
issue in the aggregate in any 1 year shall not exceed
 30 million of shares of the Company's issued
ordinary share capital; and that, in determining the
price at which an issue of shares will be made in
terms of this authority, the maximum discount
permitted will be 10% of the weighted average traded
price of the shares over the 30 days prior to the
date that the price of the issue is determined or
agreed to by the Directors; in the event that shares
have not traded in the said 30 day period a ruling
will be obtained from the Committee of the JSE;
subject to the approval of the general authority
proposed in terms of this Ordinary Resolution Number
2, and in terms of the listings requirements,
shareholders by their approval of this resolution,
grant a waiver of any pre-emptive rights to which
ordinary shareholders may be entitled in favor of the
 Directors for the allotment and issue of ordinary
shares in the share capital of the Company for cash
other than in the normal course by way of a rights
offer or a claw back offer or pursuant to the
company's share schemes or acquisitions utilizing
such shares as currency to discharge the purchase
consideration, the proposed resolution to issue up to
 30 million ordinary shares represents approximately
9% of the issued share capital of the Company at the
date of this notice, the approval of a 75% majority
of the votes cast by shareholders present or
represented by proxy at the meeting is required for

PROPOSAL #5.O.3: Approve, that the Directors of the                        ISSUER          YES          FOR               FOR
Company shall be entitled to pay by way of a pro rata
 reduction of share capital or share premium, in lieu
 of a dividend, an amount equal to the amount which
the Directors of the Company would have declared and
paid out of profits in respect of the Company's
interim and final dividends for the FYE 30 JUN 2009;
in terms of paragraph 5.86 of the JSE listing
requirements, any general payment will not exceed 20%
 of the Company's issued share capital; [Authority
Expires earlier of the Company's next AGM or 15
months from the date of passing of this Ordinary
Resolution Number 3]; before entering the market to
effect the general repurchase [special resolution 1]
and also the general payment [ordinary resolution 3],
 the Directors, having considered the effects of the
repurchase of the maximum number of ordinary shares
in terms of the afore going general authority and the
 general payment, will ensure that for a period of 12
 months after the date of the notice of AGM; the
Company and the Group will be able, in the ordinary
course of business to pay its debts; the assets of
the Company and the Group, fairly valued in
accordance with international financial reporting
standards, will exceed the liabilities of the Company
 and the Group; and the Company and the Group's
ordinary share capital, reserves and working capital
will be adequate for ordinary business purposes

PROPOSAL #5.O.4: Approve, that the Bidvest                                 ISSUER          YES        AGAINST           AGAINST
Conditional Share Plan 2008 [the CSP Scheme], details
 of which are as specified; authorize the Directors
of the Company to take all such steps as may be
necessary for the establishment and carrying into
effect of the CSP Scheme, including the allotment and
 issue of ordinary shares in the capital of the
Company on the terms and conditions as specified in
the CSP Scheme, to participants of the CSP Scheme,
including Directors of the Company be and is hereby
approved; adopt, the reason for Ordinary Resolution
Number 4 is the Directors of the Company consider it
to be in the best interests of the Company that a new
 Share Incentive Scheme so as to ensure that
appropriate incentives are granted to employees of
the Company and its subsidiaries to encourage and
motivate continued growth and profitability within
the Company and to promote the retention of the
Company's employees approve the  75% majority of the
votes cast by shareholders present or represented by
proxy at the meeting is required for Ordinary
Resolution Number 4 to become effective

PROPOSAL #5.O.5: Authorize the Directors of the                            ISSUER          YES          FOR               FOR
Company to create and issue convertible debentures or
 other convertible instruments in respect of
30,000,000 ordinary shares of 5 cents each in the
capital of the Company, subject to a conversion
premium of not less than 20% above the volume
weighted traded price of the shares in the Company
for the 3 trading days prior to pricing and to such
conversion and other terms as they may determine in
their sole and absolute discretion, but subject at
all times to the listings requirements, A 75%
majority of the votes cast by shareholders present or
 represented and voting at the general meeting will
be required in order for Ordinary Resolution Number 5
 to become effective; the specified information
appears in the annual report of which this notice
forms part, and is provided in terms of the JSE
listing requirements for purposes of the general
authority; at that time an announcement will be made
detailing the salient features of the capital
reduction and the Company's sponsor shall, prior to
the implementation of the reduction, provide the JSE
with the written working capital statement required

PROPOSAL #6.1: Re-elect Mr. B.L. Berson as a Director                      ISSUER          YES          FOR               FOR
 in terms of the Articles of the Association, who
retires by rotation

PROPOSAL #6.2: Re-elect Ms. L.G. Boyle as a Director                       ISSUER          YES          FOR               FOR
in terms of the Articles of the Association, who
retires by rotation

PROPOSAL #6.3: Re-elect Mr. A.A. Da Costa as a                             ISSUER          YES          FOR               FOR
Director in terms of the Articles of the Association,
 who retires by rotation

PROPOSAL #6.4: Re-elect Mr. A.W. Dawe as a Director                        ISSUER          YES          FOR               FOR
in terms of the Articles of the Association, who
retires by rotation

PROPOSAL #6.5: Re-elect Ms. M.B.N. Dube as a Director                      ISSUER          YES          FOR               FOR
 in terms of the Articles of the Association, who
retires by rotation

PROPOSAL #6.6: Re-elect Mr. N.G. Payne as a Director                       ISSUER          YES          FOR               FOR
in terms of the Articles of the Association, who
retires by rotation

PROPOSAL #6.7: Re-elect Mr. L.P. Ralphs as a Director                      ISSUER          YES          FOR               FOR
 in terms of the Articles of the Association, who
retires by rotation

PROPOSAL #6.8: Re-elect Adv FDP Tlakula as a Director                      ISSUER          YES        AGAINST           AGAINST
 in terms of the Articles of the Association, who
retires by rotation

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BIM BIRLESIK MAGAZALAR A S JT STK CO
  TICKER:                N/A             CUSIP:     M2014F102
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening, elect the Chairman of the                           ISSUER          NO           N/A               N/A
Council and authorize the Council of meeting to sign
the minutes of the meeting of the OGM

PROPOSAL #2.: Receive the reports of the Board of                          ISSUER          NO           N/A               N/A
Directors, Audit Committee and the Independent
External Auditing Firm concerning the 2008 year
activities

PROPOSAL #3.: Receive the year 2008 balance sheet and                      ISSUER          NO           N/A               N/A
 income statement

PROPOSAL #4.: Approve the decision on the 2008                             ISSUER          NO           N/A               N/A
dividend payment

PROPOSAL #5.: Approve the decision on the acquittal                        ISSUER          NO           N/A               N/A
of the Members of the Board of Directors and Auditors
 regarding their facilities during the year 2008

PROPOSAL #6.: Elect the new Members of the Board of                        ISSUER          NO           N/A               N/A
Directors and approve to determine the attendance
rights which will be paid to them

PROPOSAL #7.: Elect the Auditors instead of the 2                          ISSUER          NO           N/A               N/A
Auditors whose service periods are terminated and
approve to determine the fees which will be paid to
them for 1 year

PROPOSAL #8.: Approve the presentation of information                      ISSUER          NO           N/A               N/A
 on the charitable donations and aids of the Company
during the year 2008

PROPOSAL #9.: Approve, in accordance with the                              ISSUER          NO           N/A               N/A
regulations of the Capital Markets Board related with
 the Independent External Auditing, the Independent
Auditing Firm selected by the Board of Directors

PROPOSAL #10.: Wishes                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BM&F BOVESPA SA
  TICKER:                N/A             CUSIP:     P73232103
  MEETING DATE:          11/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Merger proposal by Bmef                          ISSUER          YES          FOR               FOR
Bovespa, of its subsidiaries Bolsa De Valores De Sao
Paulo S.A. Bvsp, a Company with its headquarters in
the city of Sao Paulo, state of Sao Paulo, at Rua XV
De Novembro, 275, with corporate taxpayer id number
CNPJ/MF 08695953000123 novab vsp, and companhia
brasileira de liquidacao e custodia, a Company with
its headquarters in the city of Sao Paulo, state of
Sao Paulo, at Rua XV de novembro, 275, with corporate
 taxpayer id number CNPJ/MF 60777661000150, cblc and,
 together with nova bvsp, merged Companies, in
accordance with the terms and conditions established
in the protocol and justification of merger signed by
 the administrators of Bmef Bovespa and the merged
Companies on 21 OCT 2008 protocol

PROPOSAL #2.: Ratify the appointment of                                    ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as Independent Auditors with
corporate taxpayer id number CNPJ/MF 615621120001 20,
 as the specialized Company responsible for the
valuation of the net worth of the merged Companies,
to be merged into Bmef Bovespa at their respective
book values, and for the preparation of the
corresponding valuation reports

PROPOSAL #3.: Approve the valuation reports                                ISSUER          YES          FOR               FOR

PROPOSAL #4.: Ratify the vote cast at the general                          ISSUER          YES          FOR               FOR
meetings of Nova Bvsp and Cblc in regard to the merger

PROPOSAL #5.: Approve the confirmation of a Member of                      ISSUER          YES          FOR               FOR
 the Board of Directors appointed in the manner
described in the Article 150 of Law number 6404/76

PROPOSAL #6.: Authorize the administrators of Bmef                         ISSUER          YES          FOR               FOR
Bovespa to do all the acts necessary for the
implementation and formalization of the merger

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BM&F BOVESPA SA BOLSA DE VALORES, MERCADORIAS E FU
  TICKER:                N/A             CUSIP:     P73232103
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to examine, discuss and vote                         ISSUER          YES          FOR               FOR
the financial statements relating to FYE 31 DEC 2008

PROPOSAL #2.: Approve the destination of the YE                            ISSUER          YES          FOR               FOR
results of 2008

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Director's

PROPOSAL #4.: Approve to set the Board of Directors                        ISSUER          YES          FOR               FOR
and the Director's remuneration from the FY 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BM&F BOVESPA SA BOLSA DE VALORES, MERCADORIAS E FU
  TICKER:                N/A             CUSIP:     P73232103
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the way the Corporate name of the                      ISSUER          YES          FOR               FOR
 Company is written, with the expressions BMEF and Bo
 Vespa being written together, amendment of Article 1
 of the Bylaws

PROPOSAL #2.: Approve to update the statement of the                       ISSUER          YES          FOR               FOR
share capital and of the number of shares issued by
the Company, in accordance with the resolution of the
 Board of Directors in a meeting on 19 AUG 2008,
amendment of Article 5 of the Bylaws

PROPOSAL #3.: Approve to exclude the reference made                        ISSUER          YES          FOR               FOR
in Article 16, line G, to Bolsa DE Valores DE Sao
Paulo S.A. Bovespa because of the merger that took
place on 28 NOV 2008

PROPOSAL #4.: Approve to eliminate the requirement                         ISSUER          YES          FOR               FOR
for guiding the votes to be cast by the general
meeting of the Company in the Companies or
Associations in which it has an interest, deletion of

PROPOSAL #5.: Amend the requirement under which a                          ISSUER          YES          FOR               FOR
Member of the Board of Directors is considered to be
Independent as provided for in line B, Paragraph 6,
of Article 22, adjusting to 5% the maximum share
ownership interest in the Company

PROPOSAL #6.: Amend the Article 23 and its Paragraphs                      ISSUER          YES          FOR               FOR
 to provide that the governance and Nomination
Committee must advise the Board of Directors in
nominating names to join that body

PROPOSAL #7.: Approve to provide that the Chairperson                      ISSUER          YES          FOR               FOR
 may be called on to absent him or herself fro m the
meetings of the Board of Directors, amendment to
Paragraph 8 of Article 26

PROPOSAL #8.: Amend Article 27 to provide that the                         ISSUER          YES          FOR               FOR
appointment of a substitute, in the case of a vacancy
 in the position of a Member of the Board of
Directors, made by the remaining Members of the Board
 of Directors itself, will be subject to the advice
of the governance and Nomination Committee

PROPOSAL #9.: Approve to correct the typographical                         ISSUER          YES          FOR               FOR
error in Article 29, a line O of Chapteri Article 3,
to Article 3

PROPOSAL #10.: Approve to provide, in Article 29,                          ISSUER          YES          FOR               FOR
line U, for the possibility of the instatement, by
the Board of Directors, of working Groups to deal
with specific matters

PROPOSAL #11.: Approve to extinguish the Rules and                         ISSUER          YES          FOR               FOR
Regulatory Policies Committee, with amendments to
Articles 35 and 49

PROPOSAL #12.: Approve to adjust the manner of                             ISSUER          YES          FOR               FOR
replacing the Chairperson in case of absence,
impediment or leaving office Article 39

PROPOSAL #13.: Approve to change the names of the                          ISSUER          YES          FOR               FOR
Governance Committee, which will come to be called
the governance and Nomination Committee, and of the
Nomination and Compensation Committee , which will
come to be called the Compensation Committee, and
amend Article 45, lines B and C

PROPOSAL #14.: Approve to change the rules for the                         ISSUER          YES          FOR               FOR
composition, election process, term in office and
authority of the Audit Committee, of the governance
and Nomination Committee amendments to Articles 46,
47, 49 and 50

PROPOSAL #15.: Approve the exclusion of the                                ISSUER          YES          FOR               FOR
transitory provisions contained in Articles 81 to 85
of the Corporate Bylaws, the application of which was
 Limited to the period for the integration of the

PROPOSAL #16.: Approve to consolidate the Corporate                        ISSUER          YES          FOR               FOR
Bylaws to reflect the amendments mentioned above

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRADESPAR S A
  TICKER:                N/A             CUSIP:     P1808W104
  MEETING DATE:          11/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve the proposal of the Company's                        ISSUER          NO           N/A               N/A
first issue of simple, non-convertible debentures for
 public distribution, comprised of up to 1 million
and 1,400,000 nominative book-entry debentures of the
 unsecured type, issued in a single tranche, with
unitary par value equivalent to one thousand
Brazilian reais, amounting to one billion, four
hundred million Brazilian reais, pursuant to the
terms and conditions set forth in the Private
Agreement for Deed in the primary public offering to
distribute simple, Non-Convertible, unsecured
debentures, with additional guarantee, in a single

PROPOSAL #II.: Confirm the authorization given by the                      ISSUER          NO           N/A               N/A
 Company's Board of Directors to: a) take all
necessary measures to carry out the Issue with public
 and private entities, including but not limited to
the measures to register the public distribution with
 the Brazilian Securities and Exchange Commission and
 other responsible agencies; b) hire financial
institutions that are part of the securities
distribution system and are authorized to render
services to structure and intermediate the Issue,
such as agent bank, custodial bank of Debentures,
organized over-the-counter market entities, stock
exchanges, Independent Auditors, attorneys, risk
rating agencies, advertisement agencies, regulatory
agencies and other institutions necessary to
implement the Issue; c) perform all acts and take any
 measures necessary to formalize, execute and manage
the resolutions made at this meeting, including but
not limited to the signature of and amendment to the
Deed, the Private Agreement of Coordination,
Placement and Public Distribution of Simple, Non-
Convertible, Unsecured Debentures with Additional
Guarantee under Firm Placement Commitment, Issued in
a Single Tranche by Bradespar S.A., as well as other
applicable agreements and Issue-related documents;
and d) ratify all Acts previously performed by the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRADESPAR SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P1808W104
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Articles                                           ISSUER          NO           N/A               N/A

PROPOSAL #2.: Transfer funds from one reserve account                      ISSUER          NO           N/A               N/A
 to another annual meeting agenda

PROPOSAL #3.: Accept financial statements and                              ISSUER          NO           N/A               N/A
statutory reports for FYE 31 DEC 2008

PROPOSAL #4.: Approve allocation of income and                             ISSUER          NO           N/A               N/A
dividends

PROPOSAL #5.: Elect the Directors                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Elect the Fiscal Council Members and                         ISSUER          YES        AGAINST           AGAINST
approve their remuneration

PROPOSAL #7.: Approve remuneration of Executive                            ISSUER          NO           N/A               N/A
Officers and Non-Executive Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRASIL TELECOM PARTICIPACOES S A
  TICKER:                N/A             CUSIP:     P18430101
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To take knowledge of the Director's                          ISSUER          NO           N/A               N/A
accounts, to examine, discuss and approve the Board
of Director's report, the Company's consolidated
financial statements for the FY ending 31 DEC 2008

PROPOSAL #2.: To decide on the allocation of the                           ISSUER          NO           N/A               N/A
result of the FY, the distribution of dividends and
the payment of interest over capital

PROPOSAL #3.: To approve the proposal for the capital                      ISSUER          NO           N/A               N/A
 budget for the year 2009

PROPOSAL #4.: Elect the Principal and substitute                           ISSUER          YES        AGAINST           AGAINST
Members of the fiscal Committee, setting the
individual remuneration of its Members

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRASIL TELECOM PARTICIPACOES S A
  TICKER:                N/A             CUSIP:     P18430168
  MEETING DATE:          2/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to decide concerning the                             ISSUER          YES        AGAINST           AGAINST
replacement of the Members of the Board of Directors
appointed by the controlling shareholders, with the
election of New Members to serve the remainder of the
 term in office

PROPOSAL #2.: Approve to decide concerning the                             ISSUER          YES        AGAINST           AGAINST
election of the Chairperson and of the Vice
Chairperson of the Board of Directors

PROPOSAL #3.: Approve to decide concerning the                             ISSUER          YES        AGAINST           AGAINST
replacement of the Members of the Fiscal Committee
appointed by the shareholders of common shares, with
the election of New Members to serve the remainder of
 the term in office

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRASIL TELECOM PARTICIPACOES S A
  TICKER:                N/A             CUSIP:     P18430168
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to set the total amount of                           ISSUER          YES          FOR               FOR
remuneration of the administrators of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRASIL TELECOM PARTICIPACOES S A
  TICKER:                N/A             CUSIP:     P18430168
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Director's accounts, to                          ISSUER          YES          FOR               FOR
examine, and approve the Board of Directors' report,
the Company's consolidated financial statements for
the FYE 31 DEC 2008

PROPOSAL #2.: Approve the allocation of the result of                      ISSUER          YES          FOR               FOR
 the FY, the distribution of dividends and the
payment of interest over capital

PROPOSAL #3.: Approve the capital budget for the year                      ISSUER          YES          FOR               FOR
 2009

PROPOSAL #4.: Elect the principal and substitute                           ISSUER          YES        AGAINST           AGAINST
Members of the fiscal Committee, and setting the
individual remuneration of its Members

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRASIL TELECOM S A
  TICKER:                N/A             CUSIP:     P18445158
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To take knowledge of the Director's                          ISSUER          NO           N/A               N/A
accounts, to examine, discuss and approve the Board
of Directors report, the Companies consolidated
financial statements for the FYE 31 DEC 2008

PROPOSAL #2.: To decide on the allocation of the                           ISSUER          NO           N/A               N/A
result of the FY, the distribution of dividends and
the payment of interest over capital

PROPOSAL #3.: To approve the proposal for the capital                      ISSUER          NO           N/A               N/A
 budget for the year 2009

PROPOSAL #4.: Elect the principal and substitute                           ISSUER          YES        AGAINST           AGAINST
Members of the fiscal Committee, setting the
individual remuneration of its Members

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRASKEM S A
  TICKER:                N/A             CUSIP:     P18533110
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To take knowledge of the Director's                          ISSUER          NO           N/A               N/A
accounts, to examine, discuss and approve the Board
of Director's report, Company's consolidated
financial statements and explanatory notes for the
FYE 31 DEC 2008 , and the destination of the YE

PROPOSAL #2.: Elect the Member's of the Finance                            ISSUER          YES        ABSTAIN           AGAINST
Committee

PROPOSAL #3.: To set the global remuneration of the                        ISSUER          NO           N/A               N/A
Board of Director's and to set the global
remuneration of the Member's of the Finance Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRE BANK S.A., WARSZAWA
  TICKER:                N/A             CUSIP:     X0742L100
  MEETING DATE:          10/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Appoint the meeting's Chairman                               ISSUER          NO           N/A               N/A

PROPOSAL #3.: Appoint the Scrutiny Commission                              ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the speech of the Chairman of                        ISSUER          NO           N/A               N/A
the BRE Bank S.A

PROPOSAL #5.1: Approve the confirmation of the                             ISSUER          NO           N/A               N/A
appointment of Mr. Andre Carls as a Member of the
Supervisory Board

PROPOSAL #5.2: Approve to determine the Employee                           ISSUER          NO           N/A               N/A
Programme Rules by Bank S.A

PROPOSAL #5.3: Approve the issue of the Company's                          ISSUER          NO           N/A               N/A
bonds with the priority to subscribe the Company's
shares and exclusion of the preemptive rights of the
existing shareholders

PROPOSAL #5.4: Amend the Articles of Association                           ISSUER          NO           N/A               N/A

PROPOSAL #6.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRE BANK S.A., WARSZAWA
  TICKER:                N/A             CUSIP:     X0742L100
  MEETING DATE:          3/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairperson of the Meeting                         ISSUER          NO           N/A               N/A

PROPOSAL #3.: Elect the Vote Counting Committee                            ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the statement by the President                       ISSUER          NO           N/A               N/A
of the Management Board of BRE Bank SA, presentation
of the report by the Management Board on the business
 of BRE Bank SA and the financial statements of BRE
Bank SA for the FY 2008

PROPOSAL #5.: Approve the statement by the                                 ISSUER          NO           N/A               N/A
Chairperson of the Supervisory Board of BRE Bank SA
and presentation of the report of the Supervisory
Board and the present position of BRE Bank SA

PROPOSAL #6.: Approve to review the report of the                          ISSUER          NO           N/A               N/A
Management Board of BRE Bank SA, report of the
Supervisory Board of BRE Bank SA and financial
statements of BRE Bank SA for 2008

PROPOSAL #7.: Approve to review the consolidated                           ISSUER          NO           N/A               N/A
financial statements of the Capital Group of the BRE
Bank SA for 2008

PROPOSAL #8.1: Approve the report of the Management                        ISSUER          NO           N/A               N/A
Board of BRE Bank SA and the financial statements of
BRE Bank SA for 2008

PROPOSAL #8.2: Approve to distribute the 2008 profit                       ISSUER          NO           N/A               N/A

PROPOSAL #8.3: Grant discharge of duties for Members                       ISSUER          NO           N/A               N/A
of the Management Board of BRE Bank SA

PROPOSAL #8.4: Grant discharge of duties for Members                       ISSUER          NO           N/A               N/A
of the Management Board of BRE Bank SA

PROPOSAL #8.5: Grant discharge of duties for Members                       ISSUER          NO           N/A               N/A
of the Management Board of BRE Bank SA

PROPOSAL #8.6: Grant discharge of duties for Members                       ISSUER          NO           N/A               N/A
of the Management Board of BRE Bank SA

PROPOSAL #8.7: Grant discharge of duties for Members                       ISSUER          NO           N/A               N/A
of the Management Board of BRE Bank SA

PROPOSAL #8.8: Grant discharge of duties for Members                       ISSUER          NO           N/A               N/A
of the Management Board of BRE Bank SA

PROPOSAL #8.9: Grant discharge of duties for Members                       ISSUER          NO           N/A               N/A
of the Management Board of BRE Bank SA

PROPOSAL #8.10: Grant discharge of duties for Members                      ISSUER          NO           N/A               N/A
 of the Management Board of BRE Bank SA

PROPOSAL #8.11: Grant discharge of duties for Members                      ISSUER          NO           N/A               N/A
 of the Management Board of BRE Bank SA

PROPOSAL #8.12: Grant discharge of duties for Members                      ISSUER          NO           N/A               N/A
 of the Management Board of BRE Bank SA

PROPOSAL #8.13: Grant discharge of duties for Members                      ISSUER          NO           N/A               N/A
 of the Management Board of BRE Bank SA

PROPOSAL #8.14: Grant discharge of duties for Members                      ISSUER          NO           N/A               N/A
 of the Management Board of BRE Bank SA

PROPOSAL #8.15: Grant discharge of duties for Members                      ISSUER          NO           N/A               N/A
 of the Supervisory Board of BRE Bank SA

PROPOSAL #8.16: Grant discharge of duties for Members                      ISSUER          NO           N/A               N/A
 of the Supervisory Board of BRE Bank SA

PROPOSAL #8.17: Grant discharge of duties for Members                      ISSUER          NO           N/A               N/A
 of the Supervisory Board of BRE Bank SA

PROPOSAL #8.18: Grant discharge of duties for Members                      ISSUER          NO           N/A               N/A
 of the Supervisory Board of BRE Bank SA

PROPOSAL #8.19: Grant discharge of duties for Members                      ISSUER          NO           N/A               N/A
 of the Supervisory Board of BRE Bank SA

PROPOSAL #8.20: Grant discharge of duties for Members                      ISSUER          NO           N/A               N/A
 of the Supervisory Board of BRE Bank SA

PROPOSAL #8.21: Grant discharge of duties for Members                      ISSUER          NO           N/A               N/A
 of the Supervisory Board of BRE Bank SA

PROPOSAL #8.22: Grant discharge of duties for Members                      ISSUER          NO           N/A               N/A
 of the Supervisory Board of BRE Bank SA

PROPOSAL #8.23: Grant discharge of duties for Members                      ISSUER          NO           N/A               N/A
 of the Supervisory Board of BRE Bank SA

PROPOSAL #8.24: Grant discharge of duties for Members                      ISSUER          NO           N/A               N/A
 of the Supervisory Board of BRE Bank SA

PROPOSAL #8.25: Grant discharge of duties for Members                      ISSUER          NO           N/A               N/A
 of the Supervisory Board of BRE Bank SA

PROPOSAL #8.26: Grant discharge of duties for Members                      ISSUER          NO           N/A               N/A
 of the Supervisory Board of BRE Bank SA

PROPOSAL #8.27: Approve the consolidated financial                         ISSUER          NO           N/A               N/A
statements of the Capital Group of BRE Bank for 2008

PROPOSAL #8.28: Amend the By laws of BRE Bank SA                           ISSUER          NO           N/A               N/A

PROPOSAL #8.29: Approve to determine the number of                         ISSUER          NO           N/A               N/A
Members of the Supervisory Board of BRE Bank SA

PROPOSAL #8.30: Appoint a Member of the Supervisory                        ISSUER          NO           N/A               N/A
Board of BRE Bank SA

PROPOSAL #8.31: Appoint an Auditor to audit the                            ISSUER          NO           N/A               N/A
financial statements of BRE Bank SA and the BRE Bank
Capital Group for 2009

PROPOSAL #9.: Closing of the Meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRITISH AMERICAN TOBACCO (MALAYSIA) BHD
  TICKER:                N/A             CUSIP:     Y0971P110
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the FYE 31 DEC 2008 and the reports of
 the Directors and the Auditors thereon

PROPOSAL #2.: Approve to sanction the declaration and                      ISSUER          YES          FOR               FOR
 payment of a final dividend

PROPOSAL #3.: Re-elect Mr. Datuk Oh Chong Peng as a                        ISSUER          YES          FOR               FOR
Director of the Company who retires by rotation, in
accordance with the Articles 97[1] and [2] of the
Company's Articles of the Association

PROPOSAL #4.: Re-elect Mr. Jack Marie Henry David                          ISSUER          YES        AGAINST           AGAINST
Bowles as a Director of the Company who retires by
rotation, in accordance with the Articles 97[1] and
[2] of the Company's Articles of the Association

PROPOSAL #5.: Re-appoint Dato' Ahmad Johari Bin Tun                        ISSUER          YES          FOR               FOR
Abdul Razak as a Director of the Company who retires
in accordance with the Articles 103 of the Company's
Articles of the Association

PROPOSAL #6.: Re-appoint Mr. William Toh Ah Wah as a                       ISSUER          YES          FOR               FOR
Director of the Company who retires in accordance
with the Articles 103 of the Company's Articles of
the Association

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company and authorize the
Directors to fix their remuneration

PROPOSAL #8.: Approve, subject to the provisions of                        ISSUER          YES          FOR               FOR
the Listing Requirements of Bursa Malaysia Securities
 Berhad, to the Company and/or its subsidiaries
[British American Tobacco Malaysia Group] to enter
into and give effect to recurrent transactions of a
revenue or trading nature [Recurrent RPTs] of British
 American Tobacco Malaysia Group with Related Parties
 [as defined in the Listing Requirements of Bursa
Malaysia Securities Berhad] as specified in paragraph
 2.2 of the Circular to Shareholder dated 23 MAR 2009
 which are necessary for the British American Tobacco
 Malaysia Group's day to day operations, provided
that: [i] the transactions are in the ordinary course
 of business and on normal commercial terms which are
 not more favorable to the related parties than those
 generally available to the public and are not to the
 public and are not to the detriment of the minority
shareholders of the Company; and ; [ii] disclosure of
 the aggregated conducted during a FY will be made in
 the annual report for the said FY; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company following the AGM or the expiration
of the period within which the next AGM of the
Company after the forthcoming AGM is required to be
held pursuant to Section 143[1] of the Companies Act
1965 [but shall not extend to such extension as may
be allowed pursuant to Section 143[2] of the
Companies Act, 1965]; and authorize the Directors of
the Company and/or its subsidiaries to complete and
do all such acts and things as they may consider
expedient or necessary in the best interest of the
Company [including executing all such documents as
may be required] to give effect to the transactions
as authorized by this Ordinary Resolutions

PROPOSAL #9.: Re-appoint Mr. Tan Sri Abu Talib bin                         ISSUER          YES          FOR               FOR
Othman as a Director of the Company, who retires
pursuant to Section 192[2] of the Act, to hold Office
 until the conclusion of the next AGM of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BUMIPUTRA-COMMERCE HOLDINGS BHD
  TICKER:                N/A             CUSIP:     Y1002C102
  MEETING DATE:          7/11/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Company, subject to the                        ISSUER          YES          FOR               FOR
approval of all relevant authorities and/or parties,
to enter into and carry out the following
transactions: (I) for the acquisition by CIMB Group
Sdn Bhd [CIMB Group], a wholly-owned subsidiary of
the Company, of 1,997,023,850 Class B ordinary shares
 with par value of Indonesian Rupiah [Rp] 100 each in
 Bank Lippo [Lippo Class B Shares] representing
approximately 51% of the total issued shares in Bank
Lippo from Santubong Investments B. V. [Santubong], a
 wholly-owned subsidiary of Khazanah for a purchase
consideration of approximately Rp 5,929,164 million
or the equivalent of approximately MYR 2,070.96
million upon the terms and conditions of the Share
Sale and Purchase Agreement dated 02 JUN 2008 entered
 into between BCHB, CIMB Group, Khazanah and
Santubong [SSPA] [Proposed 51% Lippo Acquisition];
(II) to allot and issue 207,096,186 new ordinary
shares of MYR 1.00 each in the Company [BCHB Shares]
as purchase consideration for the Proposed 51% Lippo
Acquisition for and on behalf of CIMB Group at an
issue price of MYR 10.00 per BCHB Share [Purchase
Consideration] upon the terms and conditions of the
SSPA, the new BCHB Shares to be issued to satisfy the
 purchase consideration pursuant to the Proposed 51%
Lippo Acquisition shall upon issuance, rank equally
in all respects with the existing BCHB Shares, save
for any dividends, rights, benefits, entitlements
and/or other distributions the entitlement date of
which precedes the date of issue and allotment of the
 new BCHB Shares; (III) upon completion of the
Proposed 51% Lippo Acquisition, for the merger of
Bank Niaga and Bank Lippo resulting in Bank Niaga
being the surviving entity in accordance to the terms
 of the agreed merger plan executed between Bank
Niaga and Bank Lippo dated 03 JUN 2008 pursuant to
the requirement arising under the Bank Indonesia (BI)
 Regulation No. 8/16/PBI/2006, dated 05 OCT 2006 on
the Single Presence in Indonesian Banks [Proposed
Merger] whereby pursuant to the Proposed Merger, the
shareholders of Bank Lippo will receive approximately
 2,822 new Bank Niaga shares [Niaga Shares] to be
issued in exchange for every 1,000 Lippo Shares held
based on the valuations of Lippo Shares of Rp 2,969
for each Lippo Share [Lippo Share Value] and Niaga
Shares of Rp 1,052 for each Niaga Share [Niaga Share
Value] [Shares Exchange]; (IV) in conjunction with
the Proposed Merger and to provide equal opportunity
to all the minority shareholders of Bank Niaga and
Bank Lippo, for CIMB Group to undertake the Proposed
Standby Facility (as hereinafter defined), wherein
all the minority shareholders of Bank Niaga and Bank
Lippo (whether they vote for or against the Proposed
Merger) shall be given the opportunity to sell their
Niaga Shares at the Niaga Share Value and Lippo
Shares at the Lippo Share Value to CIMB Group if they
 choose not to participate in the equity of the
enlarged Bank Niaga (Proposed Standby Facility), and
that CIMB Group [after completion of the Proposed 51%
 Lippo Acquisition and the Proposed Standby Faci

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BUMIPUTRA-COMMERCE HOLDINGS BHD
  TICKER:                N/A             CUSIP:     Y1002C102
  MEETING DATE:          2/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to the approvals being obtained from the
relevant authority and/or parties: i) to issue and
allot Warrants to TPG in such number equal to the
Ringgit Malaysia [RM] equivalent of the nominal value
 of up to USD 150,000,000 senior Unsecured Guaranteed
 Bonds [Bonds] to be issued by CIMB Bank (L) Limited
to TPG, on the issue date of the Bonds, divided by
the initial exercise price of MYR 10.00, based on the
 average spot exchange rate of USD to MYR as
specified MYRFIX1 over 15 consecutive business days
ending on the 3rd business day prior to the date of
issue of the Warrants, subject to the provisions of a
 deed poll constituting the Warrants to be executed
by the Company [Deed Poll], the salient terms as
specified; ii) issue and allot from time to time such
 appropriate number of new ordinary shares of MYR
1.00 each in the capital of the Company following the
 exercise of the Warrants [new BCHB Shares] and that
such new BCHB Shares shall, upon allotment and issue,
 rank pari passu in all respects with the then
existing ordinary shares of the Company, save and
except that the new BCHB Shares shall not be entitled
 to any dividends, rights, allotments and/or other
distributions, the entitlement date of which is prior
 to the allotment of the new BCHB Shares; iii) to
issue and allot such additional Warrants as a result
from any adjustments made under the provisions of the
 Deed Poll [Additional Warrants] and to further issue
 and allot new BCHB Shares following the exercise of
such additional warrants and that such new BCHB
Shares shall, upon issue and allotment, rank pari
passu in all respects with the then existing ordinary
 shares of the Company, save and except that the new
BCHB Shares shall not be entitled to any dividends,
rights, allotments and/or other distributions, the
entitlement date of which is prior to the allotment
of the new BCHB Shares; and iv) to do all such acts
and execute all such documents, deeds or agreements
as may be required to give effect to the proposed
warrants issue with full power to assent to any
conditions, modifications, amendments and variations
as may be imposed/permitted by the relevant
authorities and/or as the Directors may be deem fit
or expedient in the best interest of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BUMIPUTRA-COMMERCE HOLDINGS BHD
  TICKER:                N/A             CUSIP:     Y1002C102
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited financial statements                       ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008 and the reports of the
Directors and Auditors thereon

PROPOSAL #2.: Re-elect Tan Sri Dato' Seri Haidar                           ISSUER          YES          FOR               FOR
Mohamed Nor as a Director who retires in accordance
with Article 76 of the Company's Articles of
Association

PROPOSAL #3.: Re-elect Dato' Hamzah Bakar as a                             ISSUER          YES          FOR               FOR
Director who retires in accordance with Article 76 of
 the Company's Articles of Association

PROPOSAL #4.: Re-elect Dato' Zainal Abidin Putih as a                      ISSUER          YES          FOR               FOR
 Director who retires in accordance with Article 76
of the Company's Articles of Association

PROPOSAL #5.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
amounting to MYR 90,000 per Director in respect of
the FYE 31 DEC 2008

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company for the FYE 31 DEC 2009
and authorize the Board of Directors to fix their
remuneration

PROPOSAL #7.: Authorize the Directors, pursuant to                         ISSUER          YES          FOR               FOR
Section 132D of the Companies Act, 1965, to issue
shares in the Company at any time until the
conclusion of the next AGM and upon such terms and
conditions and for such purposes as the Directors
may, in their absolute discretion, deem fit provided
that the aggregate number of shares to be issued does
 not exceed 10% of the issued share capital of the
Company for the time being, subject always to the
approval of all the relevant regulatory bodies

PROPOSAL #8.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to the Companies Act, 1965 [as may be
amended, modified or re-enacted from time to time],
the Company's Memorandum and Articles of Association
and the requirements of the Bursa Malaysia Securities
 Berhad [Bursa Securities] and approvals of all
relevant governmental and/or regulatory authorities,
to purchase such number of ordinary shares of MYR
1.00 each in the Company [Proposed Share Buy-Back] as
 may be determined by the Board of Directors of the
Company from time to time through Bursa Securities
upon such terms and conditions as the Board of
Directors may deem fit and expedient in the interest
of the Company provided that the aggregate number of
ordinary shares purchased and/or held pursuant to
this resolution does not exceed 10% of the total
issued and paid-up share capital of the Company at
any point in time and an amount not exceeding the
total retained profits of approximately MYR 2,080.20
million and/or share premium account of approximately
 MYR 6,027.86 million of the Company based on the
Audited financial statements for the FYE 31 DEC 2008
be allocated by the Company for the Proposed Share
Buy-Back and that the ordinary shares of the Company
to be purchased are proposed to be cancelled and/or
retained as treasury shares and subsequently be
cancelled, distributed as dividends or re-sold on
Bursa Securities and authorize the Board of Directors
 of the Company, to do all acts and things to give
effect to the Proposed Share Buy-Back and that such
authority shall commence immediately upon passing of
this ordinary resolution; [Authority expires at the
earlier of the conclusion of the next AGM of BCHB in
2010 or within which the next AGM after that date is
required by law to be held] but not so as to
prejudice the completion of purchase(s) by the
Company before the aforesaid expiry date and, in any
event, in accordance with the provisions of the
guidelines issued by Bursa Securities and/or any

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BURSA MALAYSIA BHD, KUALA LUMPUR
  TICKER:                N/A             CUSIP:     Y1028U102
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements for the YE 31 DEC 2008 and reports of the
 Directors and Auditors thereon

PROPOSAL #2.: Re-elect Dato' Dr. Thillainathan a/l                         ISSUER          YES          FOR               FOR
Ramasamy as a Director, who retires by rotation in
accordance with Article 69 of the Company's Articles
of Association

PROPOSAL #3.: Re-elect Mr. Encik Cheah Tek Kuang as a                      ISSUER          YES          FOR               FOR
 Director, who retires by rotation in accordance with
 Article 69 of the Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Datin Paduka Siti Sa'diah                       ISSUER          YES          FOR               FOR
binti Sheikh Bakir as a Director, who retires by
rotation in accordance with Article 69 of the
Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Encik Izham bin Yusoff as                       ISSUER          YES          FOR               FOR
a Director, who retires by rotation in accordance
with Article 69 of the Company's Articles of

PROPOSAL #6.: Re-elect Dato' Saiful Bahri bin                              ISSUER          YES          FOR               FOR
Zainuddin as a Director, who retires in accordance
with Article 76 of the Company's Articles of
Association

PROPOSAL #7.: Re-elect Mr. Encik Ong Leong Huat @                          ISSUER          YES          FOR               FOR
Wong Joo Hwa as a Director, who retires in accordance
 with Article 76 of the Company's Articles of

PROPOSAL #8.: Approve the payment of final dividend                        ISSUER          YES        AGAINST           AGAINST
of 7.8 sen per share less 25% income tax in respect
of the FYE 31 DEC 2008

PROPOSAL #9.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
amounting to MYR 60,000 per annum for the Non-
Executive Chairman and MYR 40,000 per annum for each
of the Non-Executive Directors in respect of the FYE
31 DEC 2008

PROPOSAL #10.: Appoint Messrs. Ernst & Young as the                        ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Board of
Directors to determine their remuneration

PROPOSAL #11.: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Section 132D of the Companies Act 1965, the Articles
of Association of the Company and subject to the
approvals of the relevant governmental and/or
regulatory authorities, to issue shares of the
Company, from time to time, upon such terms and
conditions, for such purposes and to such person or
persons whomsoever as the Directors may, in their
absolute discretion, deem fit, provided that the
aggregate number of shares issued pursuant to this
resolution does not exceed 10% of the total issued
share capital of the Company for the time being in
any one FY and [Authority expires until the
conclusion of the next AGM of the Company]

PROPOSAL #12.: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to Section 67A of the Companies Act
1965 [the Act] and Part IIIA of the Companies
Regulations 1966, provisions of the Company's
Memorandum and Articles of Association, the Listing
Requirements of Bursa Malaysia Securities Berhad
[Bursa Malaysia Securities] and any other applicable
laws, rules, regulations and guidelines for the time
being in force, to make purchases of ordinary shares
of MYR 0.50 each in the Company's issued and paid-up
share capital on Bursa Malaysia Securities subject to
 the following: the maximum number of shares which
may be purchased and/or held by the Company shall be
equivalent to 10% of the issued and paid-up share
capital of the Company [Shares] for the time being;
and the maximum fund to be allocated by the Company
for the purpose of purchasing the Shares shall not
exceed the aggregate of the retained profits and
share premium account of the Company as of 31 DEC
2008, the audited retained profits and share premium
account of the Company were MYR 302,615,000 and MYR
70,736,000 respectively; [Authority expires at the
conclusion of the next AGM of the Company or upon the
 expiration of the period within which the next AGM
after that date is required by the Law to be held],
but not so as to prejudice the completion of
purchase(s) by the Company before the aforesaid
expiry date and in any event, in accordance with the
provisions of the Listing Requirements of Bursa
Malaysia Securities or any other relevant authority;
and upon completion of the purchase(s) of the Shares
by the Company, to deal with the Shares in the
following manner: a) cancel the Shares so purchased;
or b) retain the Shares so purchased as treasury
shares; or c) retain part of the Shares so purchased
as treasury shares and cancel the remainder; or d)
distribute the treasury shares as share dividends to
shareholders and/or resell on Bursa Malaysia
Securities and/or cancel all or part of them; or in
any other manner as prescribed by the Act, rules,
regulations and guidelines pursuant to the Act and
the requirements of Bursa Malaysia Securities and any
 other relevant authority for the time being in
force; and to take all steps as are necessary or
expedient to implement or to effect the purchase(s)
of the Shares with full power to assent to any
condition, modification, variation and/or amendment
as may be imposed by the relevant authorities and to
take all such steps as they may deem necessary or
expedient in order to implement, finalize and give

PROPOSAL #S.13: Re-appoint Mr. Tun Mohamed Dzaiddin                        ISSUER          YES          FOR               FOR
bin Haji Abdullah as a Director of the Company, who
retires pursuant to Section 129(2) of the Companies
Act 1965 to hold office until the conclusion of the
next AGM of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BUSAN BANK, PUSAN
  TICKER:                N/A             CUSIP:     Y0534Y103
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement and a                        ISSUER          YES          FOR               FOR
cash dividend of KRW 200 per share

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation : enforcement of the law
for Capital Market and Financial Investment Business,
 amendment to Commercial Law, discontinuance for
Securities Trade Law

PROPOSAL #3.: Elect Mr. Lee Jang Ho as a Director and                      ISSUER          YES          FOR               FOR
 Messrs. Shin Jung Taek, Chae Jung Byung and Kang
Moon Jong as the Outside Directors

PROPOSAL #4.: Elect the Auditor Committee Members,                         ISSUER          YES          FOR               FOR
Messrs. Shin Jung Taek and Kang Moon Jong, as the
Outside Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BYD CO LTD
  TICKER:                N/A             CUSIP:     Y1023R104
  MEETING DATE:          12/3/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve and ratify, (I) Strategic                           ISSUER          YES          FOR               FOR
investment and subscription agreement and direct
issue of foreign shares: the strategic investment and
 subscription Agreement (the Subscription Agreement,
a copy of which is produced to the EGM marked 'A' and
 signed by the Chairman of the Board of Directors of
the Company [the Board] for the purpose of
identification) entered into between the Company and
MidAmerican Energy Holdings Company [MidAmerican
Energy or the Investor] on 26 SEP 2008 in respect of
the direct issue of overseas listed foreign shares [H
 Shares] by the Company to the Investor [the Direct
New Issue]: authorization of Mr. Wang Chuan-fu, the
Chairman of the Board to execute the Subscription
Agreement and other related legal documents: the
implementation of the Direct New Issue by the Company
 on and subject to the following principal terms and
conditions as: A) type of shares to be issued: H
Shares [listed on the Main Board of The Stock
Exchange of Hong Kong Limited [the Stock Exchange]]
B) Nominal value: nominal value of RMB 1.00 per share
 C) Number of shares to be issued: 225,000,000 H
Shares (representing (i) approximately 10.98% of the
total registered capital and approximately 39.61% of
the H Shares in issue before the issue and (ii)
approximately 9.89% of the total registered capital
and approximately 28.37% of the total H Shares in
issue after the issue) D) Issue price: HKD 8.00 per
share E) Gross proceeds raised: HKD 1,800 million;
net proceeds raised (after deduction of expenses for
the issue): approximately HKD 1,793 million F) Use of
 net proceeds: the proceeds raised from the Direct
New Issue are proposed to be used on the following:
(i) the research and development project on
automobile accessories and electric vehicles; and
(ii) general working capital and repayment of bank
loans G) Method of issue: direct issue and allotment
to MidAmerican Energy (a subsidiary of Berkshire
Hathaway Inc.) or its wholly-owned subsidiary; (II)
authorize the Board or a Director to deal with any
matters or take any actions in connection with the
Direct New Issue, including but not limited to the
following: A) to execute any agreement, contract or
other documents in connection with the Direct New
Issue; B) to apply for and obtain the approvals for
the Direct New Issue from the China Securities
Regulatory Commission, the Supervisory authorities on
 commerce and all other relevant governmental
authorities, approve the amendments to the Articles
of Association of the Company [the Articles] from the
 supervisory authorities on commerce, the approval
for the listing of and permission to deal in the
shares to be issued under the Direct New Issue from
the Stock Exchange, and to prepare, deal with and
despatch any related announcement, circular and all
other documents as required by the Stock Exchange and
 the Rules Governing the Listing of Securities on The
 Stock Exchange of Hong Kong Limited; C) to agree to
such amendments or waivers of matters in relation to
the terms and conditions of the Subscription

PROPOSAL #S.2: Amend the Articles as specified in the                      ISSUER          YES          FOR               FOR
 circular of the Company dated 18 OCT 2008 (a copy of
 which is produced to the EGM marked B and signed by
the Chairman of the Board for the purpose of
identification) for the increase in the number of the
 Board Members from 6 to 7 and subject to completion
of the Direct New Issue, for the increase in the
registered capital of the Company from RMB
2,050,100,000 to RMB 2,275,100,000 and the number of
Ordinary Shares of the Company from 2,050,100,000
shares to 2,275,100,000 shares, with effect upon
completion of the Direct New Issue and obtaining of
the approve the amendments from the Supervisory
authorities on commerce

PROPOSAL #3.: Appoint Mr. David L. Sokol as a Non-                         ISSUER          YES          FOR               FOR
Executive Director of the Company with effect from
the date on which the Direct New Issue is completed
and governmental approval for the amendments to the
Articles is obtained and for a term ending on the
expiry of the term of office of the current Board
(which falls on 10 JUN 2011) with a Director's fee of
 RMB 150,000 per year be approved and authorize the
Board to execute any documents and do such acts as it
 considers necessary or expedient to effect the
appointment of such new Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BYD CO LTD
  TICKER:                N/A             CUSIP:     Y1023R104
  MEETING DATE:          12/3/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.I: Approve and ratify the strategic                            ISSUER          YES          FOR               FOR
investment and subscription agreement as specified
entered into between the Company and MidAmerican
Energy Holdings Company [MidAmerican Energy or the
Investor] on 26 SEP 2008 in respect of the direct
issue of overseas listed foreign shares [H Shares] by
 the Company to the Investor [the Direct New Issue];
the authorization of Mr. Wang Chuan-fu, the Chairman
of the Board to execute the Subscription Agreement
and other related legal documents and the
implementation of the direct new issue by the Company
 on and subject to the following principal terms and
conditions; A) type of shares to be issued: H Shares
[listed on the Main Board of the Stock Exchange of
Hong Kong Limited [the Stock Exchange]]; B) nominal
value: nominal value of RMB 1.00 per share; C) number
 of shares to be issued: 225,000,000 H Shares
[representing [i] approximately 10.98% of the total
registered capital and approximately 39.61% of the H
Shares in issue before the issue and [ii]
approximately 9.89% of the total registered capital
and approximately 28.37% of the total H Shares in
issue after the issue] D) issue price: HKD 8.00 per
share; E) Gross proceeds raised: HKD 1,800 million;
net proceeds raised [after deduction of expenses for
the issue]: approximately HKD 1,793 million; F) use
of net proceeds: the proceeds raised from the Direct
New Issue are proposed to be used on the following:
[i] the research and development project on
automobile accessories and electric vehicles; and
[ii] general working capital and repayment of bank
loans; G) Method of issue: direct issue and allotment
 to MidAmerican Energy [a subsidiary of Berkshire
Hathaway Inc] or its wholly-owned subsidiary

PROPOSAL #S.II: Authorize the Board or a Director to                       ISSUER          YES          FOR               FOR
the Direct New Issue, to deal with any matters or
take any actions in connection with the Direct New
Issue, including but not limited to the following: A)
 to execute any agreement, contract or other
documents in connection with the Direct New Issue; B)
 to apply for and obtain the approvals for the direct
 new issue from the China Securities Regulatory
Commission, the supervisory authorities on commerce
and all other relevant governmental authorities, the
approvals for the amendments to the Articles of
Association of the Company from the supervisory
authorities on commerce, the approval for the listing
 of and permission to deal in the shares to be issued
 under the Direct New Issue from the Stock Exchange,
and to prepare, deal with and dispatch any related
announcement, circular and all other documents as
required by the Stock Exchange and the Rules
Governing the Listing of Securities on The Stock
Exchange of Hong Kong Limited; C) to agree to such
amendments or waivers of matters in relation to the
terms and conditions of the Subscription Agreement
and the Direct New Issue as the Board or such
Director considers to be in the interests of the
Company and to execute other related supplemental
agreement and legal documents; and D) to deal with
the issue and allotment of 225,000,000 H Shares to
MidAmerican Energy [or its wholly-owned subsidiary]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BYD CO LTD
  TICKER:                N/A             CUSIP:     Y1023R104
  MEETING DATE:          3/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1.I: Authorize the Company to issue                            ISSUER          YES          FOR               FOR
medium-term notes [the Medium-Term Notes] in the
People's Republic of China [PRC] on the terms as

PROPOSAL #S1.II: Authorize the Board of Directors                          ISSUER          YES          FOR               FOR
[the Director(s)] of the Company or any 1 Director to
 generally and unconditionally deal with all matters
relating to the issue of the Medium-Term Notes, the
authorization shall include but not limited to: a) to
 decide the terms of the issue of the Medium-Term
Notes, including but not limited to the principal
amount, timing of the issue, the method of the issue,
 the interest rate and the method to determine the
interest rate; b) to select and engage qualified
professional intermediaries, including but not
limited to selecting and engaging the underwriting
institution(s), credit rating authority and legal
counsel(s); c) to undergo all necessary negotiations,
 amend and execute all relevant Agreements and other
necessary documents [including but not limited to the
 applications for approvals of the issue of the
Medium-Term Notes, registration report, offering
document, underwriting Agreement, all announcements
and documents for necessary disclosure]; d) to apply
for all necessary approvals and conduct all necessary
 filings and registrations in connection with the
Medium-Term Notes, including but not limited to
submitting application for registration to relevant
authorities in the PRC in relation to issue of the
Medium-Term Notes and making necessary amendments to
the proposal on issue of the Medium-Term Notes in
responses to any request from the relevant
authorities in the PRC; and e) to take all necessary
actions and deal with or make decisions of all
matters relevant to the issue of the Medium-Term Notes

PROPOSAL #2.I: Authorize the Company to send or                            ISSUER          YES          FOR               FOR
supply corporate communications [the Corporate
Communications] to the holders of H shares of the
Company [H Shareholder(s)] through the website of the
 Company provided that the following conditions have
been satisfied: a) that each H Shareholder has been
asked individually by the Company to agree that the
Company may send or supply general Corporate
Communications or specific Corporate Communications
to him through its website; and b) the Company has
not received any objection from such H Shareholder
within a 28-day period beginning with the date on
which the Company's request was sent; unless the
request sent by the Company did not state clearly
what the effect of a failure to respond would be or
the request was sent less than 12 months after a
previous request in respect of the same class of
Corporate Communications, a H Shareholder in relation
 to whom the above conditions are met is taken to
have agreed that the Company may send or supply
Corporate Communications through its website

PROPOSAL #2.II: Authorize the Board of Directors [the                      ISSUER          YES          FOR               FOR
 Director(s)] of the Company [the Board] or any 1
Director to execute all such documents and/or do all
such matters and take all such actions which the
Board or the Director may deem necessary or expedient
 and in the interest of the Company for the purpose
of effecting Corporate Communications to the H
Shareholders through the Company's website

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BYD CO LTD
  TICKER:                N/A             CUSIP:     Y1023R104
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the working report of the Board                      ISSUER          YES          FOR               FOR
 of Directors of the Company for the YE 31 DEC 2008

PROPOSAL #2.: Approve the working report of the                            ISSUER          YES          FOR               FOR
Supervisory Committee of the Company for the YE 31
DEC 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements of the Company as at and for the YE 31 DEC

PROPOSAL #4.: Approve the proposal for appropriation                       ISSUER          YES          FOR               FOR
of profit of the Company for the YE 31 DEC 2008

PROPOSAL #5.: Re-appoint Ernst & Young as the                              ISSUER          YES          FOR               FOR
Company's International Auditors for the FY of 2009,
to hold office until the conclusion of the next AGM
of the Company, and authorize the Board of Directors
of the Company to determine its remuneration

PROPOSAL #6.: Approve the remuneration of the                              ISSUER          YES          FOR               FOR
Directors of the Company as determined and fixed by
the Board of Directors of the Company

PROPOSAL #7.: Approve the remuneration of the                              ISSUER          YES          FOR               FOR
Supervisors of the Company as determined and fixed by
 the Supervisory Committee of the Company

PROPOSAL #8.: Approve proposals [if any] put forward                       ISSUER          YES        AGAINST           AGAINST
in accordance with the Articles of Association of the
 Company by any shareholder(s) holding 5% or more of
the shares carrying the right to vote at the AGM

PROPOSAL #S.9: Authorize the Board of Directors of                         ISSUER          YES        AGAINST           AGAINST
the Company [the 'Board'], a general mandate to
allot, issue and deal with additional shares in the
capital of the Company, whether domestic shares or H
shares, up to an aggregate nominal amount not
exceeding 20% of the total nominal amount of shares
of the same class of the Company in issue, subject to
 all governmental and/or regulatory approval(s), if
any, under the applicable Law [including but without
limitation to the Company Law of the PRC and the
rules governing the Listing of Securities on the
Stock Exchange of Hong Kong Limited]; and to approve,
 execute and do or procure to be executed and done,
all such documents, deeds and things as it may
consider necessary in connection with the allotment
and issue of any new shares pursuant to the exercise
of the general mandate referred in this resolution;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or expiration of a 12-
month period following the passing of this resolution]

PROPOSAL #S.10: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company, as specified

PROPOSAL #S.11: Authorize the Directors to allot,                          ISSUER          YES        AGAINST           AGAINST
issue and deal with additional shares in the capital
of the Company, and make or grant offers, agreements
and options during and after the relevant period, not
 exceeding the aggregate of 20% of the aggregate
nominal amount of the issued share capital at the
date of passing this resolution and the nominal
amount of share capital repurchased after passing of
this resolution, otherwise than pursuant to i) a
rights issue or; ii) the exercise of rights of
subscription or conversion under the terms of any
existing warrants, bonds, debentures, notes or other
securities issued by BYD Electronic which carry
rights to subscribe for or are convertible into
shares of BYD Electronic or iii) an issue of shares
under any option scheme or similar arrangement for
the time being adopted for the grant or issue to the
employees of BYD Electronic and/or any of its
subsidiaries or any other eligible person(s) of
shares or right to acquire shares of BYD Electronic,
or iv) an issue of shares as scrip dividend pursuant
to the Articles of the Association; [Authority
expires the earlier of the conclusion of the next AGM
 of BYD Electronic or the expiration of the period
within which the next AGM of BYD Electronic is
required by the Articles of Association of BYD

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                C.P.ALL PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y1772K169
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to certify the minutes AGM of                        ISSUER          YES          FOR               FOR
shareholders No.1/2008

PROPOSAL #2.: Approve the Board of Directors report                        ISSUER          YES          FOR               FOR
regarding the last year operation of the Company

PROPOSAL #3.: Approve the balance sheet and income                         ISSUER          YES          FOR               FOR
statement for the YE 31 DEC 2008

PROPOSAL #4.: Approve the allocation of income and                         ISSUER          YES          FOR               FOR
payment of dividend of THB 0.60 per share

PROPOSAL #5.1: Elect Mr. Dhanin Chearavanont as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.2: Elect Mr. Korsak Chairasmisak as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.3: Elect Mr. Umroong Sanphasitvong as a                        ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.4: Elect Mr. Soopakij Chearavanont as a                        ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the KPMG Phoomchai Audit Ltd as                      ISSUER          YES          FOR               FOR
 the Auditors and authorize the Board to fix their
remuneration

PROPOSAL #8.: Acknowledge the progress on the                              ISSUER          YES          FOR               FOR
connected transaction concerning the acquisition and
disposition of assets of the supercenter business of
the Company and its subsidiaries abroad

PROPOSAL #9.: Other business                                               ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CAIRN INDIA LTD
  TICKER:                N/A             CUSIP:     Y1081B108
  MEETING DATE:          1/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve, pursuant to provisions of                          ISSUER          YES          FOR               FOR
Article 184 of the Articles of Association of the
Company and the provisions, if any, of the Companies
Act, 1956, to change the current FY of the Company
beginning 01 JAN 2008 be changed, by extending it by
a period of 3 months, so as to end on 31 MAR 2009 and
 subsequent financial year(s) shall be from the first
 day of April in each calendar year to the last day
of March in the subsequent calendar year; and the
annual accounts of the Company shall be maintained
for the period(s) as aforesaid

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CAP SA CAP COMPANIA DE ACEROS DEL PACIFICO
  TICKER:                N/A             CUSIP:     P25625107
  MEETING DATE:          8/4/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the capital of the                       ISSUER          YES        AGAINST           AGAINST
Company in USD 550,000,000 by the issuance of payment
 shares, in order to increase the current capital
from USD 379,443,645.64 to USD 929,443,645.64 the
number of shares in which the social capital is
divided, up to  date corresponds to 149,448,112
shares, which will be increased in the number of
shares to be approved during this extraordinary

PROPOSAL #2.: Approve, up to 10% of the issuance of                        ISSUER          YES        AGAINST           AGAINST
these payment shares will be assigned to Compensation
 Programs for workers of the Company that will be
elaborated by the Board of Directors through a
Subscription Option Plan of shares, during a period
of up to 5 years from the date of the extraordinary
shareholders meeting

PROPOSAL #3.: Authorize the Board of Directors for                         ISSUER          YES        AGAINST           AGAINST
the fixation of the price to trade the shares in the

PROPOSAL #4.: Approve the modifications to the social                      ISSUER          YES        AGAINST           AGAINST
 statutes deemed necessary

PROPOSAL #5.: Adopt all necessary actions in order to                      ISSUER          YES        AGAINST           AGAINST
 legalize and make effective the modifications agreed
 during this session

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CAP SA CAP COMPANIA DE ACEROS DEL PACIFICO
  TICKER:                N/A             CUSIP:     P25625107
  MEETING DATE:          4/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to disregard the decision of                         ISSUER          YES          FOR               FOR
increasing the capital for the amount of USD
550,000,000 and the issuance of 13,250,777 shares,
without nominal value, as it was agreed during the
extraordinary shareholders meeting that took place on
 04 AUG 2008, and consequently the capital of the
Company will remain in USD 379,443,645.64,
represented by 149,448,112 shares without nominal
value, totally subscribed and paid

PROPOSAL #2.: Amend the Articles 5 and 6 of the                            ISSUER          YES          FOR               FOR
Social Statutes, and to revoke the unique transitory

PROPOSAL #3.: Adopt the all other necessary                                ISSUER          YES          FOR               FOR
agreements in order to implement the previous ones

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CAP SA CAP COMPANIA DE ACEROS DEL PACIFICO
  TICKER:                N/A             CUSIP:     P25625107
  MEETING DATE:          4/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, balance and                       ISSUER          YES          FOR               FOR
financial statements for the YE 2008 as well as the
report of Independent Auditors

PROPOSAL #2.: Approve the dividends policy and                             ISSUER          YES          FOR               FOR
proposal of earnings distribution

PROPOSAL #3.: Appoint the Independent Auditors of the                      ISSUER          YES          FOR               FOR
 Company

PROPOSAL #4.: Approve the compensation for the                             ISSUER          YES          FOR               FOR
Directors

PROPOSAL #5.: Approve the compensation for the                             ISSUER          YES          FOR               FOR
Directors Committee Members and the corresponding
budget

PROPOSAL #6.: Appoint the rating agencies for the                          ISSUER          YES          FOR               FOR
Company

PROPOSAL #7.: Receive on operations referred to in                         ISSUER          YES          FOR               FOR
Articles 44 and 93 of Law number 18,046 of

PROPOSAL #8.: Other matters                                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CAP SA CAP COMPANIA DE ACEROS DEL PACIFICO
  TICKER:                N/A             CUSIP:     P25625107
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect and total replacement of the                           ISSUER          YES        AGAINST           AGAINST
Members of the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARSO GLOBAL TELECOM S A DE C V
  TICKER:                N/A             CUSIP:     P2142R108
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Proposal and, as the case may be,                            ISSUER          NO           N/A               N/A
approval to amend several Articles of the Company's
Corporate ByLaws; resolutions in connection thereto

PROPOSAL #II.: Appointment of delegates to comply                          ISSUER          NO           N/A               N/A
with the resolutions adopted by this meeting and, as
the case may be, to formalize them as applicable;
resolutions in connection thereto

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARSO GLOBAL TELECOM S A DE C V
  TICKER:                N/A             CUSIP:     P2142R108
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Presentation and, as the case may be,                        ISSUER          NO           N/A               N/A
approval of the general Director's report prepared in
 accordance with Article 172 of the general
corporation and Partnership Law and 44 Paragraph XI
of the Securities Market Law, together with the
External Auditor's certificate, in respect to the
Company's transactions and results for the FYE 31 DEC
 2008, as well as the Board of Directors, opinion on
such report, presentation and, as the case may be,
approval of the Board of Directors, report referred
to in Article 172, Section b) of the general
corporation and partnership law containing the main
accounting and information policies and criteria
followed in the preparation of the Company's
financial information, presentation and, as the case
may be, approval of the report on the activities and
transactions in which the Board participated under
Article 28 IV (e) of the Securities Market Law,
presentation and, as the case may be, approval of the
 Company's individual and consolidated financial
statements as of 31 DEC 2008, as of 31 DEC 2008, and
allocation of the FY profits, presentation and, as
the case may be, approval of the annual report on the
 activities carried out by the Audit Committee under
Article 43 of the Securities Market Law and the
report on the Company's subsidiaries, presentation
and, as the case may be, approval of the report on
the compliance with the obligation contained in
Article 86, Paragraph XX of the Income Tax Law
corresponding to the presentation of the
shareholders, meeting report on the compliance with

PROPOSAL #II.: Presentation and, as the case may be,                       ISSUER          NO           N/A               N/A
approval of the proposal for the allocation of
profits; resolutions in connection thereto

PROPOSAL #III.: Ratification, as the case may be, of                       ISSUER          NO           N/A               N/A
the Board of Directors, and the general Director,
performance for the FY 2008 and appointment or
ratification, as the case may be, of the persons that
 will be members of the Company's Board of Directors
and other bodies, having previously evaluated their
independence, as the case may be, as well as the
Chairman of the Audit Committee, as well as,
determination of the relevant compensations;
resolutions in connection thereto

PROPOSAL #IV.: Proposal and, as the case may be,                           ISSUER          NO           N/A               N/A
approval of he maximum amount of funds that may be
used fort he acquisition of own shares for the FY
2009, as well as proposal and, as the case may be,
approval on the provisions and policies regarding the
 acquisition of own shares; resolutions in connection
 thereto

PROPOSAL #V.: Appointment of delegates to comply the                       ISSUER          NO           N/A               N/A
resolutions adopted by this meeting and, as the case
may be, to formalize them as applicable; resolutions
in connection thereto

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CATCHER TECHNOLOGY CO LTD
  TICKER:                N/A             CUSIP:     Y1148A101
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The indirect investment in People's                         ISSUER          NO           N/A               N/A
Republic of China

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, and staff bonus; proposed
stock dividend: 100 for 1,000 shares held

PROPOSAL #B.4: Approve the proposal of capital                             ISSUER          YES        AGAINST           AGAINST
injection by issuing new shares or convertible
Corporate bonds

PROPOSAL #B.5: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.8: Approve the adjustment to the                               ISSUER          YES          FOR               FOR
investment quota in People's Republic of China

PROPOSAL #B91.1: Elect Mr. Shui-Shu Hung                                   ISSUER          YES        AGAINST           AGAINST
representative of Kai-Yi Investment Co., Ltd/89811523
 as a Director

PROPOSAL #B91.2: Elect Mr. David Hung representative                       ISSUER          YES        AGAINST           AGAINST
of Kai-Yi Investment Co., Ltd/8911523 as a Director

PROPOSAL #B91.3: Elect Mr. Ping-Song Hsu, ID No.                           ISSUER          YES        AGAINST           AGAINST
A103593405 as a Director

PROPOSAL #B91.4: Elect Mr. William Yang, ID No.                            ISSUER          YES        AGAINST           AGAINST
D101032457 as a Director

PROPOSAL #B91.5: Elect Mr. Tsorng-Juu Liang, ID No.                        ISSUER          YES        AGAINST           AGAINST
S120639754 as a Director

PROPOSAL #B92.1: Elect Mr. Janice Lin representative                       ISSUER          YES        AGAINST           AGAINST
of Chia Wei Investment Co., Ltd/89811208 as a
Supervisor

PROPOSAL #B92.2: Elect Mr. Ming-Long Wong, ID No.                          ISSUER          YES        AGAINST           AGAINST
C100552048 as a Supervisor

PROPOSAL #B92.3: Elect Mr. Wen-Chieh Huang ID No.                          ISSUER          YES        AGAINST           AGAINST
K120002466 as a Supervisor

PROPOSAL #B.10: Approve the proposal to release the                        ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.11: Other issues and extraordinary motions                     ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CATHAY FINL HLDG LTD
  TICKER:                N/A             CUSIP:     Y11654103
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The same person or the same affiliate                       ISSUER          NO           N/A               N/A
who intends to possess more than the designated rate
of total voting shares of the same FHC report

PROPOSAL #A.4: The status of 2008 assets impairment                        ISSUER          NO           N/A               N/A

PROPOSAL #A.5: The status of subordinated unsecured                        ISSUER          NO           N/A               N/A
corporate bonds

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.5: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CELLCOM ISRAEL LTD
  TICKER:                CEL             CUSIP:     M2196U109
  MEETING DATE:          8/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: AMI EREL                               ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: SHAY LIVNAT                            ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: RAANAN COHEN                           ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: AVRAHAM BIGGER                         ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: RAFI BISKER                            ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: SHLOMO WAXE                            ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: HAIM GAVRIELI                          ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: ARI BRONSHTEIN                         ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVAL OF THE GRANT OF LETTER OF                           ISSUER          YES          FOR               FOR
EXEMPTION AND INDEMNIFICATION TO OFFICE HOLDERS WHO
ARE CONTROLLING SHAREHOLDERS.

PROPOSAL #03: APPROVAL OF THE AMENDMENT OF TERMS OF                        ISSUER          YES          FOR               FOR
OUTSTANDING OPTIONS HELD BY THE CHAIRMAN OF THE BOARD
 OF THE COMPANY.

PROPOSAL #04: REAPPOINTMENT OF SOMEKH CHAIKIN, AS                          ISSUER          YES          FOR               FOR
INDEPENDENT AUDITORS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CEMEX SAB DE CV
  TICKER:                N/A             CUSIP:     P22561321
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Presentation of the report from the                          ISSUER          NO           N/A               N/A
Chief Executive Officer, including the balance sheet,
 income statement, statement of change in the
financial situation and variations in the capital,
and of the report from the Board of Directors, for
the 2008 FY, in accordance with that which is
established by the securities Market Law, their
discussion and approval if relevant, after taking
cognizance of the opinion of the Board of Directors
regarding the report from the Chief Executive
Officer, the Audit and Corporate Practices Committee,
 the report regarding accounting policies and
criteria adopted, and the report regarding the review
 of the fiscal situation of the Company

PROPOSAL #II.: Resolution regarding the Plan for the                       ISSUER          NO           N/A               N/A
allocation of profit

PROPOSAL #III.: Proposal to increase the share                             ISSUER          NO           N/A               N/A
capital in its variable part through capitalization
with a charge against retained profit

PROPOSAL #IV.: Renegotiation of debt with Financial                        ISSUER          NO           N/A               N/A
Institutions

PROPOSAL #V.: Appointment of Members of the Board of                       ISSUER          NO           N/A               N/A
Directors, Members and Chairperson of the Audit and
Corporate Practices Committee

PROPOSAL #VI.: Remuneration of the Members of the                          ISSUER          NO           N/A               N/A
Board of Directors and of the Audit and Corporate
Practices Committee

PROPOSAL #VII.: Designation of the person or people                        ISSUER          NO           N/A               N/A
charged with formalizing the resolutions passed

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CEMEX, S.A.B. DE C.V.
  TICKER:                CX              CUSIP:     151290889
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: PRESENTATION OF THE REPORT BY THE CHIEF                      ISSUER          YES          FOR               FOR
 EXECUTIVE OFFICER, INCLUDING THE COMPANY'S FINANCIAL
 STATEMENTS, REPORT OF VARIATIONS OF CAPITAL STOCK,
AND PRESENTATION OF THE REPORT BY THE BOARD OF
DIRECTORS, FOR THE FISCAL YEAR ENDED DECEMBER 31,
2008, ALL AS MORE FULLY DESCRIBED IN THE PROXY

PROPOSAL #02: RESOLUTION ON ALLOCATION OF PROFITS.                         ISSUER          YES          FOR               FOR

PROPOSAL #03: PROPOSAL TO INCREASE THE CAPITAL STOCK                       ISSUER          YES          FOR               FOR
OF THE COMPANY IN ITS VARIABLE PORTION THROUGH
CAPITALIZATION OF RETAINED EARNINGS.

PROPOSAL #04: DEBT RENEGOTIATION WITH FINANCIAL                            ISSUER          YES          FOR               FOR
INSTITUTIONS.

PROPOSAL #05: APPOINTMENT OF DIRECTORS, AND MEMBERS                        ISSUER          YES        AGAINST           AGAINST
AND PRESIDENT OF THE AUDIT AND CORPORATE PRACTICES
COMMITTEE.

PROPOSAL #06: COMPENSATION OF DIRECTORS AND MEMBERS                        ISSUER          YES          FOR               FOR
OF THE AUDIT AND CORPORATE PRACTICES COMMITTEE.

PROPOSAL #07: APPOINTMENT OF DELEGATES TO FORMALIZE                        ISSUER          YES          FOR               FOR
THE RESOLUTIONS ADOPTED AT THE MEETING.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENCOSUD S A
  TICKER:                N/A             CUSIP:     P2205J100
  MEETING DATE:          10/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the capital by                           ISSUER          YES          FOR               FOR
means of the issuance of 150,000,000 shares, without
nominal value and each for the same value, and the
modification of the social Bylaws in order to reflect
 this increase

PROPOSAL #2.: Approve to adjust the treatment of the                       ISSUER          YES          FOR               FOR
cost of issuance and placement of these shares in
accordance with circular no 1.370 of January 1998 of
the superintendancy of values and insurances

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
grant all necessary powers of attorney to carry out
the resolutions agreed during the meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENCOSUD SA
  TICKER:                N/A             CUSIP:     P2205J100
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to reduce the number of                              ISSUER          YES          FOR               FOR
Directors from 10 to 9 and the modification of the By
 Laws in order to reflect this change accordingly

PROPOSAL #2.: Grant all powers of attorney deemed                          ISSUER          YES          FOR               FOR
necessary in order to carry out and make effective
the resolutions agreed during the session

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENCOSUD SA
  TICKER:                N/A             CUSIP:     P2205J100
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report, balance                           ISSUER          YES          FOR               FOR
sheet and financial statements of the FYE 31 DEC
2009, and of the reports of External Auditors
corresponding to the same period

PROPOSAL #2.: Approve to distribute the profits of FY                      ISSUER          YES          FOR               FOR
 2009 and distribution of dividends

PROPOSAL #3.: Approve to explanation of dividends                          ISSUER          YES          FOR               FOR
policy

PROPOSAL #4.: Elect the Board of Directors                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve to fix the remuneration to                           ISSUER          YES          FOR               FOR
Directors for year 2009

PROPOSAL #6.: Approve to fix the remuneration for the                      ISSUER          YES          FOR               FOR
 Directors committee and its budget for year 2009

PROPOSAL #7.: Receive the report on expenses incurred                      ISSUER          YES          FOR               FOR
 by the Board of Directors and Directors Committee
during FY 2008

PROPOSAL #8.: Approve the designation of External                          ISSUER          YES          FOR               FOR
Auditors for year 2009

PROPOSAL #9.: Approve the designation of risk                              ISSUER          YES          FOR               FOR
classifiers Companies for year 2009

PROPOSAL #10.: Receive report on transactions with                         ISSUER          YES          FOR               FOR
related parties considered in Article 44 of stock
Companies Law

PROPOSAL #11.: Approve the designation of the                              ISSUER          YES          FOR               FOR
newspaper where legal publications will be made

PROPOSAL #12.: Other matters                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENTRAIS ELETRICAS BRASILEIRAS SA-ELETROBRAS
  TICKER:                N/A             CUSIP:     P22854122
  MEETING DATE:          9/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Article 3 1, inclusion of 2                        ISSUER          YES          FOR               FOR
and 3 with the consequent renumbering of 4, 5, 6 and
7 of the Corporate Bylaws of Eletrobras for
adaptation to law number 116 51 of 07 APR 2008

PROPOSAL #2.1: Approve to increase the share capital                       ISSUER          YES          FOR               FOR
with the amendment of Article 6 of the Corporate
Bylaws of Electrobras: ratification of the increase
in capital approved at the 151st EGM held on 30 APR
2008, as a result of the 4th conversion of the
credits from the compulsory being paid in to the
share capital the amount of BRL 61,337,176.99

PROPOSAL #2.2: Approve to increase the share capital                       ISSUER          YES          FOR               FOR
with the amendment of Article 6 of the Corporate
Bylaws of Electrobras: to capitalization of the
surplus profits reserve in the amount of BRL
1,859,401,181.87, taking the share capital of
Eletrobras from BRL 24,235,828,852.78 to BRL
26,156,567,211.64, with the consequent amendment of
Article 6, which will come to have the specified
wording Article 6 the share capital is BRL
26,156,567,211.64, divided into 905,023,527 common
shares, 146,920 Class A preferred shares and
227,186,643 Class B preferred shares, all with no par
 value

PROPOSAL #3.: Approve to include in Article 41,                            ISSUER          YES          FOR               FOR
Chapter 9, of the corporate Bylaws of Eletrobras,
Paragraphs 2, 3 and 4, with the specified wording

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENTRAIS ELETRICAS BRASILEIRAS SA-ELETROBRAS
  TICKER:                N/A             CUSIP:     P22854122
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Board of Directors annual                        ISSUER          YES        AGAINST           AGAINST
report, the financial statements and Finance
Committee report relating to FYE 31 DEC 2008

PROPOSAL #2.: Approve the proposal for the capital                         ISSUER          YES          FOR               FOR
budget for the YE 2009

PROPOSAL #3.: Approve the YE end result and to                             ISSUER          YES          FOR               FOR
distribute dividends

PROPOSAL #4.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #5.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee and the respective substitutes

PROPOSAL #6.: Approve to set the global remuneration                       ISSUER          YES          FOR               FOR
of the Board of Directors, Finance Committee and the
Executive Directors

PROPOSAL #7.: Approve to decide on the newspapers in                       ISSUER          YES          FOR               FOR
which Company financial statements will be published

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENTRAIS ELETRICAS BRASILEIRAS SA-ELETROBRAS, BRAS
  TICKER:                N/A             CUSIP:     P22854106
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To examine, discuss and vote upon the                        ISSUER          NO           N/A               N/A
Board of Directors annual report, the financial
statements and Finance Committee report relating to
FYE 31 DEC 2008

PROPOSAL #2.: To approve the proposal for the capital                      ISSUER          NO           N/A               N/A
 budget for the year 2009

PROPOSAL #3.: Destination of the year-end results and                      ISSUER          NO           N/A               N/A
 to distribute dividends

PROPOSAL #4.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors; [Under the terms of the applicable
legislation, cumulative voting can be adopted for
this item]

PROPOSAL #5.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee and respective Substitutes

PROPOSAL #6.: To set the global remuneration of the                        ISSUER          NO           N/A               N/A
Board of Directors, Finance Committee and the
Executive Directors

PROPOSAL #7.: To decide on the newspapers in which                         ISSUER          NO           N/A               N/A
Company financial statements will be published

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENTRAL EUROPEAN MEDIA  ENTERPRISES LTD
  TICKER:                N/A             CUSIP:     G20045202
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Ronald S. Lauder as a                             ISSUER          YES          FOR               FOR
Director to serve until the next AGM of shareholders

PROPOSAL #1.2: Elect Mr. Herbert A. Granath as a                           ISSUER          YES          FOR               FOR
Director to serve until the next AGM of shareholders

PROPOSAL #1.3: Elect Mr. Frank Ehmer as a Director to                      ISSUER          YES          FOR               FOR
 serve until the next AGM of shareholders

PROPOSAL #1.4: Elect Mr. Charles R. Frank, Jr. as a                        ISSUER          YES          FOR               FOR
Director to serve until the next AGM of shareholders

PROPOSAL #1.5: Elect Mr. Herbert Kloiber as a                              ISSUER          YES          FOR               FOR
Director to serve until the next AGM of shareholders

PROPOSAL #1.6: Elect Mr. Igor Kolomoisky as a                              ISSUER          YES        AGAINST           AGAINST
Director to serve until the next AGM of shareholders

PROPOSAL #1.7: Elect Mr. Alfred W. Langer as a                             ISSUER          YES          FOR               FOR
Director to serve until the next AGM of shareholders

PROPOSAL #1.8: Elect Mr. Bruce Maggin as a Director                        ISSUER          YES          FOR               FOR
to serve until the next AGM of shareholders

PROPOSAL #1.9: Elect Mr. Ann Mather as a Director to                       ISSUER          YES          FOR               FOR
serve until the next AGM of shareholders

PROPOSAL #1.10: Elect Mr. Duco Sickinghe as a                              ISSUER          YES          FOR               FOR
Director to serve until the next AGM of shareholders

PROPOSAL #1.11: Elect Mr. Christian Stahl as a                             ISSUER          YES          FOR               FOR
Director to serve until the next AGM of shareholders

PROPOSAL #1.12: Elect Mr. Eric Zinterhofer as a                            ISSUER          YES          FOR               FOR
Director to serve until the next AGM of shareholders

PROPOSAL #2.: Approve the issuance and sale of shares                      ISSUER          YES          FOR               FOR
 of Class A common stock and Class B common stock to
TW Media Holdings LLC

PROPOSAL #3.: Approve the amendment and restatement                        ISSUER          YES        AGAINST           AGAINST
of our amended and restated 1995 Stock Incentive Plan

PROPOSAL #4.: Appoint Deloitte LLP as the Independent                      ISSUER          YES          FOR               FOR
 Registered Public Accounting Firm for the Company in
 respect of the FY 2009 and authorize the Directors,
acting through the Audit Committee to approve their

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CERSANIT S.A., KRASNYSTAW
  TICKER:                N/A             CUSIP:     X1162X103
  MEETING DATE:          12/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the preparing a roll                                 ISSUER          NO           N/A               N/A

PROPOSAL #4.: Acknowledge the proper convening of the                      ISSUER          NO           N/A               N/A
 meeting and its ability to adopt resolutions

PROPOSAL #5.: Approve to accept the agenda                                 ISSUER          NO           N/A               N/A

PROPOSAL #6.: Elect the Scrutiny Commission                                ISSUER          NO           N/A               N/A

PROPOSAL #7.: Adopt the resolution on decreasing the                       ISSUER          NO           N/A               N/A
share capital by PLN 335.90 by redemption of 3359 F
series shares

PROPOSAL #8.: Amend the Company Articles of                                ISSUER          NO           N/A               N/A
Association
PROPOSAL #9.: Authorize the Management Board to set                        ISSUER          NO           N/A               N/A
the uniform text of the Articles of Association

PROPOSAL #10.: Other issues                                                ISSUER          NO           N/A               N/A

PROPOSAL #11.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CEZ A.S., PRAHA
  TICKER:                N/A             CUSIP:     X2337V121
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening, election of Chairman of the                         ISSUER          NO           N/A               N/A
GM, minutes clerk, scrutinisers and minutes

PROPOSAL #2.: Approve the Management report on the                         ISSUER          NO           N/A               N/A
Company business activities and balance of assets for
 the year 2008 and summarized report according to
Section 118/8/ Act on capital market budiness

PROPOSAL #3.: Approve the Supervisory Board report                         ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the financial statements of Cez                      ISSUER          NO           N/A               N/A
 and consolidated financial statements the Cez group
for the year 2008

PROPOSAL #5.: Approve the decision on division of                          ISSUER          NO           N/A               N/A
profit including a decision on payment of dividends
and royalties

PROPOSAL #6.: Approve the agreement on the                                 ISSUER          NO           N/A               N/A
contribution of the part Company Rozvody Tepla to Cez
 Teplrensk

PROPOSAL #7.: Approve the decision on acquisition of                       ISSUER          NO           N/A               N/A
own Company shares

PROPOSAL #8.: Approve the changes of the Articles of                       ISSUER          NO           N/A               N/A
Association

PROPOSAL #9.: Approve the decision on the volume of                        ISSUER          NO           N/A               N/A
financial resources for provision of donations

PROPOSAL #10.: Approve to confirm the co-option,                           ISSUER          NO           N/A               N/A
recalling and election of the Supervisory Board

PROPOSAL #11.: Approve the contracts on execution of                       ISSUER          NO           N/A               N/A
function of the Supervisory Board Member

PROPOSAL #12.: Elect the Committee Members for Audit                       ISSUER          NO           N/A               N/A

PROPOSAL #13.: Approve the draft agreement on                              ISSUER          NO           N/A               N/A
execution of the function of an Audit Committee Member

PROPOSAL #14.: Conclusion                                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHANG HWA COMMERCIAL BANK
  TICKER:                N/A             CUSIP:     Y1293J105
  MEETING DATE:          11/21/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1.1: Elect Mr. Le-Ming su as a Director,                       ISSUER          YES        ABSTAIN           AGAINST
shareholder No. 940001 delegate of ministry of
finance representative

PROPOSAL #1.1.2: Elect Mr. Wan-Ching Chen as a                             ISSUER          YES        ABSTAIN           AGAINST
Director, shareholder No. 940001 delegate of ministry
 of finance representative

PROPOSAL #1.1.3: Elect Mr. Wei-Jian Shan as a                              ISSUER          YES        ABSTAIN           AGAINST
Director, shareholder No. 2837094 delegate of taishin
 financial holding Co Ltd representative

PROPOSAL #1.1.4: Elect Mr. Cheng-Ching WU as a                             ISSUER          YES        ABSTAIN           AGAINST
Director, shareholder No. 2837094 delegate of taishin
 financial holding Co Ltd representative

PROPOSAL #1.1.5: Elect Mr. Chih-Shang Kao as a                             ISSUER          YES        ABSTAIN           AGAINST
Director, shareholder no. 2837094 delegate of taishin
 financial holding Co Ltd representative

PROPOSAL #1.1.6: Approve the CHB Industrial Union,                         ISSUER          YES        ABSTAIN           AGAINST
shareholder No. 2629040

PROPOSAL #1.1.7: Approve the CHB Industrial Union ,                        ISSUER          YES        ABSTAIN           AGAINST
shareholder No. 2629040

PROPOSAL #1.2.1: Elect Mr. Hsiu-Chuan Ko as a                              ISSUER          YES        ABSTAIN           AGAINST
Supervisor, shareholder No.71695 delegate of National
 Development Fund,Executive Yuan representative

PROPOSAL #1.2.2: Elect Mr. Wen-Yu Wang as a                                ISSUER          YES        ABSTAIN           AGAINST
Supervisor, shareholder No. 2852418 delegate of Ho
Hsing Petrochemical Industry Corporation

PROPOSAL #1.3.1: Elect Mr. Fa-Chin Liang as an                             ISSUER          YES        ABSTAIN           AGAINST
Independent Director, Id No. F102160041

PROPOSAL #1.3.2: Elect Mr. Kou-Yuan Liang as an                            ISSUER          YES        ABSTAIN           AGAINST
Independent Director, Id No. M100671448

PROPOSAL #1.3.3: Elect Mr. Wan-Chi Lai as an                               ISSUER          YES        ABSTAIN           AGAINST
Independent Director, Id No. F100710650

PROPOSAL #2.: Approve to release the participation in                      ISSUER          YES        ABSTAIN           AGAINST
 competitive business

PROPOSAL #3.: Other issues and Extraordinary motions                       ISSUER          YES        ABSTAIN             FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHANG HWA COMMERCIAL BANK
  TICKER:                N/A             CUSIP:     Y1293J105
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
[proposed cash dividend: TWD: 0.6 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHAODA MODERN AGRICULTURE  HLDGS LTD
  TICKER:                N/A             CUSIP:     G2046Q107
  MEETING DATE:          12/10/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Auditors for the FYE 30 JUN 2008

PROPOSAL #2.: Approve the final dividend for the FYE                       ISSUER          YES          FOR               FOR
30 JUN 2008

PROPOSAL #3.A: Re-elect Mr. Fong Jao as an Executive                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.B: Re-elect Mr. Chen Jun Hua as an                             ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #3.C: Re-elect Mr. Chan Chi Po, Andy as an                        ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #3.D: Re-elect Professor Lin Shun Quan as an                      ISSUER          YES        AGAINST           AGAINST
 Independent Non-Executive Director of the Company

PROPOSAL #3.E: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company [the Directors] to fix the remuneration
of the Directors'

PROPOSAL #4.: Re-appoint Grant Thornton as the                             ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to fix their remuneration

PROPOSAL #5.A: Approve, conditional upon the Listing                       ISSUER          YES          FOR               FOR
Committee of the Stock Exchange of Hong Kong Limited
[the 'Stock Exchange'] granting the listing of, and
permission to deal in, the Bonus Shares [as defined
below] to be issued pursuant to this resolution, an
amount of approximately HKD 9,739,872.10 standing to
the credit of the share premium account of the
Company capitalized in accordance with Article 142 of
 the Articles of Association of the Company and
authorize the Directors to apply such amount in
paying up in full at par 97,398,721 new ordinary
shares of HKD 0.10 each in the capital of the Company
 [the 'Bonus Shares'] to be allotted, issued and
distributed, credited as fully paid, to the Members
of the Company whose names appear on the register of
the Members of the Company at the close of business
on 10 DEC 2008 on the basis of one Bonus Share for
every 25 existing issued shares of the Company held
[the 'Bonus Issue']; the Bonus Shares shall rank pari
 passu in all respects with the then existing issued
shares of the Company except that they will not be
entitled to participate in any dividend declared or
recommended by the Company in respect of the FYE 30
JUN 2008; no fractional Bonus Shares shall be
allotted to Members of the Company and fractional
entitlements [if any] will be aggregated and sold for
 the benefit of the Company; and to do all acts and
things as may be necessary and expedient in
connection with or to give effect to the Bonus Issue
including but not limited to the issue of the Bonus
Shares, adjusting the amount to be capitalized out of
 the share premium account of the Company and
adjusting the number of the Bonus Shares to be

PROPOSAL #5.B: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to purchase, or otherwise acquire shares of HKD 0.10
 each in the capital of the Company on The Stock
Exchange or on any other stock exchange on which the
shares of the Company may be listed and recognized by
 the Securities and Futures Commission of Hong Kong
and the Stock Exchange for this purpose, subject to
and in accordance with all applicable laws and
requirements of the Rules Governing the Listing of
Securities on The Stock Exchange [as amended from
time to time], not exceeding 10% of the aggregate
nominal amount of the issued share capital of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Articles of
Association of the Company or any applicable laws to

PROPOSAL #5.C: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and deal with additional shares in
the capital of the Company and make or grant offers,
agreements, options [including bonds, warrants and
debentures convertible into shares of the Company]
and rights of exchange or conversion which might
require the exercise of such powers during and after
the end of the relevant period, shall not exceed 20%
of the aggregate amount of share capital of the
Company in issue as at the date of passing this
resolution, and otherwise than pursuant to: a) a
rights issue [as defined below]; or b) the exercise
of options under any share option scheme or similar
arrangement for the time being adopted for the grant
or issue to option holders of shares in the Company;
or c) the exercise of any rights of conversion under
any convertible bonds, debentures or notes issued by
the Company; or d) the exercise of the subscription
rights attaching to any warrants which may be issued
by the Company; and/or e) the issue of bonus shares
pursuant to the passing of the resolution in No.5(A)
and/or any scrip dividend and/or other similar
arrangement provided for the allotment of shares in
lieu of the whole or part of a dividend on shares of
the Company in accordance with the Articles of
Association of the Company from time to time;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Articles of Association of the

PROPOSAL #5.D: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of Resolutions 5.B and 5.C, to extend the general
mandate granted to the Directors of the Company to
allot, issue and otherwise deal with the shares of
the Company pursuant to Resolution 5.C by the
addition thereto of an amount representing the
aggregate nominal amount of the shares of the Company
 purchased or otherwise acquired by the Company
pursuant to Resolution 5.B, provided that such amount
 does not exceed 10% of the aggregate nominal amount
of the issued share capital of the Company at the
date of passing this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHAODA MODERN AGRICULTURE (HOLDINGS) LTD
  TICKER:                N/A             CUSIP:     G2046Q107
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to enter into the organic                            ISSUER          YES          FOR               FOR
fertilizers supply agreement dated 15 MAY 2009 made
between Fuzhou Chaoda Modern Agriculture Development
Company Limited and Fujian Chaoda Agricultural
Produce Trading Company Limited [the 2009 Agreement,
as specified]; the proposed transactions [as
specified] subject to the proposed annual caps [as
specified]; the proposed annual caps [as specified];
authorize the Directors of the Company [the
Directors] from time to time to approve and/or to
enter into, on behalf of the Company, any matter or
transactions at any time relating to or under the
2009 Agreement subject to the proposed annual caps
[as specified]; and authorize each of the Directors
to sign, seal, execute, perfect and deliver all such
documents, undertakings and deeds or to do anything
on behalf of the Company which he or she may consider
 necessary, desirable or expedient for the purposes
of or in connection with, the implementation of the
2009 Agreement, the proposed transactions [as
specified] and/or the proposed annual caps [as

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHECK POINT SOFTWARE TECHNOLOGIES LTD.
  TICKER:                CHKP            CUSIP:     M22465104
  MEETING DATE:          9/4/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: ELECTION OF DIRECTORS: GIL SHWED,                            ISSUER          YES          FOR               FOR
MARIUS NACHT, JERRY UNGERMAN, DAN PROPPER, DAVID
RUBNER, TAL SHAVIT NOTE: DIRECTORS ARE ELECTED AS A
GROUP, NOT INDIVIDUALLY PLEASE BE ADVISED THAT THE
ONLY VALID VOTING OPTIONS FOR THIS PROPOSAL ARE
EITHER FOR OR ABSTAIN.

PROPOSAL #2A: REELECTION OF OUTSIDE DIRECTOR: IRWIN                        ISSUER          YES          FOR               FOR
FEDERMAN

PROPOSAL #2B: REELECTION OF OUTSIDE DIRECTOR: RAY                          ISSUER          YES          FOR               FOR
ROTHROCK

PROPOSAL #03: TO RATIFY THE APPOINTMENT AND                                ISSUER          YES          FOR               FOR
COMPENSATION OF CHECK POINT'S INDEPENDENT PUBLIC
ACCOUNTANTS.

PROPOSAL #04: TO APPROVE COMPENSATION TO CHECK                             ISSUER          YES          FOR               FOR
POINT'S CHIEF EXECUTIVE OFFICER WHO IS ALSO THE
CHAIRMAN OF THE BOARD OF DIRECTORS.

PROPOSAL #5A: I AM A CONTROLLING SHAREHOLDER OF THE                        ISSUER          YES        AGAINST           AGAINST
COMPANY. MARK FOR = YES OR AGAINST = NO.

PROPOSAL #5B: I HAVE A PERSONAL INTEREST IN ITEM 4.                        ISSUER          YES        AGAINST           AGAINST
MARK FOR = YES OR AGAINST = NO.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHEIL INDUSTRIES INC, KUMI
  TICKER:                N/A             CUSIP:     Y1296J102
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect the Auditor Committee Member                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the limit of remuneration of                         ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHENG SHIN RUBBER INDUSTRY CO LTD
  TICKER:                N/A             CUSIP:     Y1306X109
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: 2008 business report reports                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: 2008 Audited reports reviewed by                            ISSUER          NO           N/A               N/A
Supervisor's

PROPOSAL #A.3: Status of 2008 endorsements and                             ISSUER          NO           N/A               N/A
guarantees

PROPOSAL #A.4: Approve the issuance status of                              ISSUER          NO           N/A               N/A
corporate bond

PROPOSAL #B.1: Ratify 2008 business and financial                          ISSUER          YES          FOR               FOR
reports

PROPOSAL #B.2: Ratify 2008 earnings distribution                           ISSUER          YES          FOR               FOR
proposal [proposed cash dividend: TWD1/shares]

PROPOSAL #B.3: Approve to raise the capital by                             ISSUER          YES          FOR               FOR
issuing new shares [proposed stock dividend
100shares/ 1000 shares]

PROPOSAL #B.4: Approve to revise the rules of                              ISSUER          YES          FOR               FOR
shareholder's meeting

PROPOSAL #B.5: Approve to revise the rules of                              ISSUER          YES          FOR               FOR
election for Director's and Supervisor's

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
loan to other parties; endorsements and guarantees

PROPOSAL #B.7: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.8: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
acquisition or disposal of asset

PROPOSAL #B.9: Other issues                                                ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.10: Extraordinary motions                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHENG UEI PRECISION INDUSTRY CO LTD
  TICKER:                N/A             CUSIP:     Y13077105
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report business operation [result                        ISSUER          NO           N/A               N/A
of FY 2008]

PROPOSAL #A.2: Supervisors review financial reports                        ISSUER          NO           N/A               N/A
of FY 2008

PROPOSAL #B.1: Ratify the financial reports of FY 2008                     ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Ratify the net profit allocation of FY                      ISSUER          YES          FOR               FOR
 2008; cash dividend: TWD 2.8 per share

PROPOSAL #B.3: Approve to issue additional shares                          ISSUER          YES          FOR               FOR
[stock dividend FM R/E: 20/1000]

PROPOSAL #B.4: Amend the Company Articles                                  ISSUER          YES          FOR               FOR

PROPOSAL #B.5: Amend the process procedures of                             ISSUER          YES          FOR               FOR
endorsements/guarantees

PROPOSAL #B.6: Amend the process procedures of                             ISSUER          YES          FOR               FOR
lending funds to others

PROPOSAL #B.7: Others and extraordinary proposals                          ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHI MEI OPTOELECTRONICS CORP
  TICKER:                N/A             CUSIP:     Y1371T108
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of the local                           ISSUER          NO           N/A               N/A
secured corporate bonds

PROPOSAL #A.4: To report the status of buyback                             ISSUER          NO           N/A               N/A
treasury stock

PROPOSAL #A.5: To report the status of Merger with                         ISSUER          NO           N/A               N/A
Chi Hsin Electronics Corp [unlisted]

PROPOSAL #A.6: To report the indirect Investment in                        ISSUER          NO           N/A               N/A
People's Republic of China

PROPOSAL #A.7: To report the establishment for the                         ISSUER          NO           N/A               N/A
Rules of the Board Meeting

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the distribution of 2008                            ISSUER          YES          FOR               FOR
profit or offsetting deficit

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
trading derivatives

PROPOSAL #B.6: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA AGRI-INDUSTRIES HLDGS LTD
  TICKER:                N/A             CUSIP:     Y1375F104
  MEETING DATE:          9/30/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to revise the maximum aggregate                      ISSUER          YES          FOR               FOR
 transaction value of the purchases from COFCO Group
[as specified in the Circular] pursuant to the Mutual
 Supply Agreement [as specified in the Circular] for
the YE 31 DEC 2008 to RMB 34,119.29 million and that
the maximum aggregate transaction value of the sales
to COFCO Group pursuant to the Mutual Supply
Agreement [as specified in the Circular] for the YE
31 DEC 2008 to RMB 2,236.3 Million

PROPOSAL #2.: Approve to revise the maximum aggregate                      ISSUER          YES          FOR               FOR
 transaction value of the purchases from Wilmar Group
 pursuant to the Oil-related Mutual Supply Agreement
[as specified in the Circular] for the YE 31 DEC 2008
 to RMB 3,640.0 Million and that the maximum
aggregate transaction value of the sales to the
Wilmar Group pursuant to the Oil-related Mutual
Supply Agreement [as specified in the Circular] for
the YE 31 DEC 2008 to RMB 5,668.0 million

PROPOSAL #3.: Approve to revise the maximum aggregate                      ISSUER          YES          FOR               FOR
 transaction value of the sales to COFCO Foods
pursuant to the Oil-related Mutual Supply Agreement
[as specified in the Circular] for the YE 31 DEC 2008
 to RMB 7,000 million

PROPOSAL #4.: Approve and ratify the ADM Mutual                            ISSUER          YES          FOR               FOR
Supply Agreement dated 20 AUG 2008 relating to the
mutual supply of raw materials and products and
ancillary equipment and services between ADM and the
Group and that the maximum aggregate annual
transaction value in respect of the products and
services to be supplied by ADM to the Group pursuant
to the ADM Mutual Supply Agreement for the YE 31 DEC
2008 be fixed at RMB 9,690 million; and that the
maximum aggregate annual transaction value in respect
 of the products and services to be supplied by the
Group to ADM pursuant to the ADM Mutual Supply
Agreement for the YE 31 DEC 2008 be fixed at RMB

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA AGRI-INDUSTRIES HLDGS LTD
  TICKER:                N/A             CUSIP:     Y1375F104
  MEETING DATE:          12/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, the New COFCO                            ISSUER          YES          FOR               FOR
Mutual Supply Agreement [as specified in the circular
 to shareholders of the Company dated 06 DEC 2008
[Circular]] dated 21 NOV 2008 relating to the mutual
supply of raw materials, products, finance,
logistics, agency and other related services between
the COFCO Group [as specified in the Circular] and
the Group [as specified in the Circular]; and that
the maximum aggregate annual transaction value in
respect of the products and services to be supplied
by the COFCO Group to the Group pursuant to the New
COFCO Mutual Supply Agreement for the 3 YE 31 DEC
2011 be fixed at RMB 39,170.9 million, RMB 49,545.2
million and RMB 55,011 .4 million, respectively; and
that the maximum aggregate annual transaction value
in respect of the products and services to be
supplied by the Group to the COFCO Group pursuant to
the New COFCO Mutual Supply Agreement for the 3 YE 31
 DEC 2011 be fixed at RMB 5,822.4 million, RMB
7,451.6 million and RMB 9,750.4 million, respectively

PROPOSAL #2.: Approve and ratify, the Wilmar Mutual                        ISSUER          YES          FOR               FOR
Supply Agreement [as specified in the Circular] dated
 21 NOV 2008 relating to the mutual supply of raw
materials, products, logistics and other related
services between the Wilmar International Group [as
specified in the Circular] and the Group (as
specified in the Circular); and that the maximum
aggregate annual transaction value in respect of the
products and services to be supplied by the Wilmar
International Group to the Group pursuant to the
Wilmar Mutual Supply Agreement for the 3 YE 31 DEC
2011 be fixed at RMB 7,403.0 million, RMB 8,813.3
million and RMB 10,505.5 million respectively; and
that the maximum aggregate annual transaction value
in respect of the products and services to be
supplied by the Group to the Wilmar International
Group pursuant to the Wilmar Mutual Supply Agreement
for the 3 YE 31 DEC 2011 be fixed at RMB 9,088.4
million, RMB 10,933.2 million and RMB 13,057.6

PROPOSAL #3.: Approve and ratify, the China Foods                          ISSUER          YES          FOR               FOR
Supply Agreement [as specified in the Circular] dated
 21 NOV 2008 relating to the supply of raw materials,
 products, logistics and other services by the
Company and its subsidiaries to China Foods [as
specified in the Circular] and its subsidiaries; and
that the maximum aggregate annual transaction value
in respect of the products and services to be
supplied by the Company and its subsidiaries to China
 Foods and its subsidiaries pursuant to the China
Foods Supply Agreement for the 3 YE 31 DEC 2011 be
fixed at RMB 12,855.5 million, RMB 16,739.1 million
and RMB 21,388.0 million, respectively

PROPOSAL #4.: Approve and ratify, the New COFCO ADM                        ISSUER          YES          FOR               FOR
Mutual Supply Agreement [as specified in the
Circular] dated 21 NOV 2008 relating to the mutual
supply of edible oils, oilseeds, oilseeds meal,
packaging materials, packaging services, finance, and
 other related materials and services between COFCO
ADM [as specified in the Circular] and its associates
 and the Group [other than COFCO ADM]; that the
maximum aggregate annual transaction value in respect
 of the products and services to be supplied by the
COFCO ADM and its associates to the Group [other than
 COFCO ADM] pursuant to the New COFCO ADM Mutual
Supply Agreement for the 3YE 31 DEC 2011 be fixed at
RMB 2,420.8 million, RMB 2,835.2 million and RMB
3,332.3 million, respectively; and that the maximum
aggregate annual transaction value in respect of the
products and services to be supplied by the Group
[other than COFCO ADM] to COFCO ADM and its
associates pursuant to the New COFCO ADM Mutual
Supply Agreement for the 3YE 31 DEC 2011 be fixed at
RMB 3,283.6 million, RMB 3,828.8 million and RMB

PROPOSAL #5.: Approve and ratify, the New ADM Mutual                       ISSUER          YES          FOR               FOR
Supply Agreement [as specified in the Circular] dated
 21 NOV 2008 relating to the mutual supply of the ADM
 Products [as specified in the Circular] between ADM
Group [as specified in the Circular] and the Group;
that the maximum aggregate annual transaction value
in respect of the ADM Products to be supplied by the
ADM Group to the Group pursuant to the New ADM Mutual
 Supply Agreement for the 3YE 31 DEC 2011 be fixed at
 RMB 16,144.0 million, RMB 17,966.0 million and RMB
20,285.6 million, respectively; and that the maximum
aggregate annual transaction value in respect of the
ADM Products to be supplied by the Group to the ADM
Group pursuant to the New ADM Mutual Supply Agreement
 for the 3YE 31 DEC 2011 be fixed at RMB 2,720.2
million, RMB 2,871.6 million and RMB 3,039.3 million,
 respectively

PROPOSAL #6.: Approve and ratify, the New Lude Mutual                      ISSUER          YES          FOR               FOR
 Supply Agreement [as specified in the Circular]
dated 21 NOV 2008 relating to the mutual supply of
the raw materials, products and the related services
[including wheat] between Dezhou Grains [as specified
 in the Circular) and its associates and the Group;
that the maximum aggregate annual transaction value
in respect of the raw materials, products and the
related services [including wheat] to be supplied by
Dezhou Grains and its associates to the Group
pursuant to the New Lude Mutual Supply Agreement for
the 3YE 31 DEC 2011 be fixed at RMB 197.0 million,
RMB 424.2 million and RMB 686.3 million,
respectively; and that the maximum aggregate annual
transaction value in respect of the raw materials,
products and the related services [including wheat]
to be supplied by the Group to Dezhou Grains and its
associates pursuant to the New Lude Mutual Supply
Agreement for the 3 YE 31 DEC 2011 be fixed at RMB
320.0 million, RMB 691.2 million and RMB 1,11 9.7

PROPOSAL #7.: Approve and ratify, the New No. 2                            ISSUER          YES          FOR               FOR
Storage Mutual Supply Agreement [as specified in the
Circular] dated 21 NOV 2008 relating to the mutual
supply of the raw materials, products and the related
 services [including wheat] between No. 2 Storage [as
 specified in the Circular] and its associates and
the Group be; that the maximum aggregate annual
transaction value in respect of the raw materials,
products and the related services [including wheat]
to be supplied by No. 2 Storage and its associates to
 the Group pursuant to the New No. 2 Storage Mutual
Supply Agreement for the 3 YE 31 DEC 2011 be fixed at
 RMB 392.0 million, RMB 634.8 million and RMB 913.8
million, respectively; and that the maximum aggregate
 annual transaction value in respect of the raw
materials, products and the related services
[including wheat] to be supplied by the Group to No.
2 Storage and its associates pursuant to the New No.
2 Storage Mutual Supply Agreement for the 3 YE 31 DEC
 2011 be fixed at RMB 515.0 million, RMB 901.8
million and RMB 1,347.2 million, respectively

PROPOSAL #8.: Approve and ratify, the Toyota Tsusho                        ISSUER          YES          FOR               FOR
Mutual Supply Agreement [as specified in the
Circular] dated 21 NOV 2008 relating to the mutual
supply of raw materials, products and services
including bread, rice, yeast, other related products,
 technology and services between Toyota Tsusho [as
specified in the Circular] and its associates and the
 Group; that the maximum aggregate annual transaction
 value in respect of the raw materials, products and
services including bread, rice, yeast, other related
products, technology and services to be supplied by
Toyota Tsusho and its associates to the Group
pursuant to the Toyota Tsusho Mutual Supply Agreement
 for the 3 YE 31 DEC 2011 be fixed at RMB 7.0
million, RMB 14.8 million and RMB 23.5 million,
respectively; and that the maximum aggregate annual
transaction value in respect of the raw materials,
products and services including bread, rice, yeast,
other related products, technology and services to be
 supplied by the Group to Toyota Tsusho and its
associates pursuant to the Toyota Tsusho Mutual
Supply Agreement for the 3 YE 31 DEC 2011 be fixed at
 RMB 106.5 million, RMB 171.4 million and RMB 239.0

PROPOSAL #9.: Approve and ratify, the Hakubaku Mutual                      ISSUER          YES          FOR               FOR
 Supply Agreement [as specified in the Circular]
dated 21 NOV 2008 relating to the mutual supply of
raw materials, products, technology and related
services including noodles, flours and other related
products technology and services between Hakubaku [as
 specified in the Circular] and its associates and
the Group; that the maximum aggregate annual
transaction value in respect of the raw materials,
products, technology and related services including
noodles, flours and other related products technology
 and services to be supplied by Hakubaku and its
associates to the Group pursuant to the Hakubaku
Mutual Supply Agreement for 3 YE 31 DEC 2011 be fixed
 at RMB 2.0 million, RMB 4.0 million and RMB 6.0
million, respectively; and that the maximum aggregate
 annual transaction value in respect of the raw
materials, products, technology and related services
including noodles, flours and other related products
technology and services to be supplied by the Group
to Hakubaku and its associates pursuant to the
Hakubaku Mutual Supply Agreement for the 3 YE 31 DEC
2011 be fixed at RMB 390.0 million, RMB 766.8 million

PROPOSAL #10.: Approve and ratify, the Xiamen                              ISSUER          YES          FOR               FOR
Seashine Mutual Supply Agreement [as specified in the
 Circular] dated 21 NOV 2008 relating to the mutual
supply of raw materials, products and related
services including wheat, flour, other relevant
products and services between Xiamen Seashine [as
specified in the Circular] and its associates and the
 Group; that the maximum aggregate annual transaction
 value in respect of the raw materials, products and
related services including wheat, flour, other
relevant products and services to be supplied by
Xiamen Seashine and its associates to the Group
pursuant to the Xiamen Seashine Mutual Supply
Agreement for the 3 YE 31 DEC 2011 be fixed at RMB
97.5 million, RMB 210.6 million and RMB 341.2
million, respectively; and that the maximum aggregate
 annual transaction value in respect of raw
materials, products and related services including
wheat, flour, other relevant products and services to
 be supplied by the Group to Xiamen Seashine and its
associates pursuant to the Xiamen Seashine Mutual
Supply Agreement for the 3 YE 31 DEC 2011 be fixed at
 RMB 240.0 million, RMB 518.4 million and RMB 839.8

PROPOSAL #11.: Approve and ratify, the Zhengzhou                           ISSUER          YES          FOR               FOR
Flour Mutual Supply Agreement [as specified in the
Circular] dated 21 NOV 2008 relating to the mutual
supply of raw materials, products and services
including wheat between Zhengzhou Flour [as specified
 in the Circular] and its associates and the Group;
that the maximum aggregate annual transaction value
in respect of the raw materials, products and
services including wheat to be supplied by Zhengzhou
Flour and its associates to the Group pursuant to the
 Zhengzhou Flour Mutual Supply Agreement for the 3 YE
 31 DEC 2011 be fixed at RMB 97.5 million, RMB 210.6
million and RMB 341.2 million, respectively; and that
 the maximum aggregate annual transaction value in
respect of raw materials, products and services
including wheat to be supplied by the Group to
Zhengzhou Flour and its associates pursuant to the
Zhengzhou Flour Mutual Supply Agreement for the 3 YE
31 DEC 2011 be fixed at RMB 97.5 million, RMB 210.6
million and RMB 341.2 million, respectively

PROPOSAL #12.: Approve and ratify, the No. 5 Storage                       ISSUER          YES          FOR               FOR
Mutual Supply Agreement [as specified in the
Circular] dated 21 NOV 2008 relating to the mutual
supply of raw materials, products and services
[including wheat] between No. 5 Storage [as specified
 in the Circular] and its associates and the Group;
that the maximum aggregate annual transaction value
in respect of the raw materials, products and
services [including wheat] to be supplied by No. 5
Storage and its associates to the Group pursuant to
the No. 5 Storage Mutual Supply Agreement for the 3
YE 31 DEC 2011 be fixed at RMB 392.0 million, RMB
634.8 million and RMB 913.8 million, respectively;
and that the maximum aggregate annual transaction
value in respect of raw materials, products and
services [including wheat] to be supplied by the
Group to No. 5 Storage and its associates pursuant to
 the No. 5 Storage Mutual Supply Agreement for the 3
YE 31 DEC 2011 be fixed at RMB 515.0 million, RMB
901.8 million and RMB 1,347.2 million, respectively

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA AGRI-INDUSTRIES HLDGS LTD
  TICKER:                N/A             CUSIP:     Y1375F104
  MEETING DATE:          3/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the execution of the                      ISSUER          YES          FOR               FOR
 Share Sale and Purchase Agreement dated 17 FEB 2009
and entered into between the Company and COFCO [Hong
Kong] Limited in relation to the purchase of all
issued shares of Kindgain Limited [Kindgain Share
Purchase Agreement], a copy of which has been
produced to the meeting marked A and initialed by the
 Chairman of the meeting for identification purpose,
and the performance by the Company thereof, and the
transactions contemplated; and authorize any 1 or
more of the Directors to sign or execute such other
documents or supplemental agreements or deeds on
behalf of the Company and to do all such things and
take all such actions as he or they may consider
necessary or desirable for the purpose of giving
effect to the Kindgain Share Purchase Agreement and
completing the transactions contemplated therein with
 such changes as any such Director(s) may consider
necessary, desirable or expedient; and to issue and
allot 160,650,093 shares of HKD 0.10 each in the
share capital of the Company to COFCO [Hong Kong]
Limited upon the completion of the Kindgain Share
Purchase Agreement

PROPOSAL #2.: Approve and ratify the execution of the                      ISSUER          YES          FOR               FOR
 Share Sale and Purchase Agreement dated 17 FEB 2009
and entered into between the Company and COFCO [Hong
Kong] Limited in relation to the purchase of all
issued shares of Uptech Investments Limited [Uptech
Investments Share Purchase Agreement], a copy of
which has been produced to the meeting marked B and
initialed by the Chairman of the meeting for
identification purpose, and the performance by the
Company thereof, and the transactions contemplated;
and authorize any 1 or more of the Directors to sign
or execute such other documents or supplemental
agreements or deeds on behalf of the Company and to
do all such things and take all such actions as he or
 they may consider necessary or desirable for the
purpose of giving effect to the Uptech Investments
Share Purchase Agreement and completing the
transactions contemplated therein with such changes
as any such Director(s) may consider necessary,
desirable or expedient; and to issue and allot
15,113,975 shares of HKD 0.10 each in the share
capital of the Company to COFCO [Hong Kong] Limited
upon the completion of the Uptech Investments Share

PROPOSAL #3.: Approve and ratify the execution of the                      ISSUER          YES          FOR               FOR
 Share Sale and Purchase Agreement dated 17 FEB 2009
and entered into between the Company and COFCO [Hong
Kong] Limited in relation to the purchase of all
issued shares of Cheerlink International Limited
[Cheerlink International Share Purchase Agreement], a
 copy of which has been produced to the meeting
marked C and initialed by the Chairman of the meeting
 for identification purpose, and the performance by
the Company thereof, and the transactions
contemplated; and authorize any 1 or more of the
Directors to sign or execute such other documents or
supplemental agreements or deeds on behalf of the
Company and to do all such things and take all such
actions as he or they may consider necessary or
desirable for the purpose of giving effect to the
Cheerlink International Share Purchase Agreement and
completing the transactions contemplated therein with
 such changes as any such Director(s) may consider
necessary, desirable or expedient; and to issue and
allot 73,489,345 shares of HKD 0.10 each in the share
 capital of the Company to COFCO [Hong Kong] Limited
upon the completion of the Cheerlink International
Share Purchase Agreement

PROPOSAL #4.: Approve and ratify the execution of the                      ISSUER          YES          FOR               FOR
 Share Sale and Purchase Agreement dated 17 FEB 2009
and entered into between the Company and COFCO [Hong
Kong] Limited in relation to the purchase of all
issued shares of Parkwing Limited [Parkwing Share
Purchase Agreement], a copy of which has been
produced to the meeting marked D and initialed by the
 Chairman of the meeting for identification purpose,
and the performance by the Company thereof, and the
transactions contemplated; and authorize any 1 or
more of the Directors to sign or execute such other
documents or supplemental agreements or deeds on
behalf of the Company and to do all such things and
take all such actions as he or they may consider
necessary or desirable for the purpose of giving
effect to the Parkwing Share Purchase Agreement and
completing the transactions contemplated therein with
 such changes as any such Director(s) may consider
necessary, desirable or expedient; and to issue and
allot 14,373,070 shares of HKD 0.10 each in the share
 capital of the Company to COFCO [Hong Kong] Limited
upon the completion of the Parkwing Share Purchase
Agreement

PROPOSAL #5.: Approve and ratify the execution of the                      ISSUER          YES          FOR               FOR
 Assets Purchase Agreement dated 17 FEB 2009 and
entered into between COFCO Bio-chemical Energy
[Gongzhuling] Company Ltd [COFCO Gongzhuling] and
Jilin COFCO Bio-chemical Company Ltd in relation to
the purchase of assets by COFCO Gongzhuling [Assets
Purchase Agreement], a copy of which has been
produced to the meeting marked E and initialed by the
 Chairman of the meeting for identification purpose,
and the performance by COFCO Gongzhuling thereof, and
 the transactions contemplated; authorize any 1 or
more of the Directors to sign or execute such other
documents or supplemental agreements or deeds and to
do all such things and take all such actions as he or
 they may consider necessary or desirable for the
purpose of giving effect to the Assets Purchase
Agreement and completing the transactions
contemplated therein with such changes as any such
Director(s) may consider necessary, desirable or

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA AGRI-INDUSTRIES HLDGS LTD
  TICKER:                N/A             CUSIP:     Y1375F104
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the execution of the Joint                           ISSUER          YES          FOR               FOR
Venture Agreement [the JV Agreement] dated 16 MAR
2009 and entered into between Excel Joy International
 Company Limited [Excel Joy] and COFCO Limited in
relation to the establishment of Tianjin COFCO Excel
Joy Lingang Storage Company Limited [the New JV Co],
a copy of which as been produced to the meeting
marked A and initiated by the Chairman of the meeting
 for identification purpose, adoption of the articles
 of association of the New JV Co [New JV Articles]
and the performance by Excel Joy of the transactions
contemplated; and authorize any 1 or more of the
Directors of the Company [the Directors] to sign or
execute such other documents or supplemental
agreements or deeds on behalf of the Company and to
do all such things and take all such actions as he or
 they may consider necessary or desirable for the
purpose of giving effect to the JV Agreement and the
New JV Articles and the transactions contemplated
therein with such changes as any Director's may
consider necessary, desirable or expedient

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA AGRI-INDUSTRIES HLDGS LTD
  TICKER:                N/A             CUSIP:     Y1375F104
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited                       ISSUER          YES          FOR               FOR
consolidated financial statements of the Company and
its subsidiaries and the reports of the Directors and
 the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Approve a final dividend of HK 13.6                          ISSUER          YES          FOR               FOR
cents per share for the YE 31 DEC 2008

PROPOSAL #3.a.i: Re-elect Mr. Ning Gaoning as an Non-                      ISSUER          YES        AGAINST           AGAINST
Executive Director and the Chairman of the Board of
Directors of the Company

PROPOSAL #3.aii: Re-elect Mr. Lu Jun as an Executive                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3aiii: Re-elect Mr. Victor Yang as an                            ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company

PROPOSAL #3.b: Authorize the Board of Directors of                         ISSUER          YES        AGAINST           AGAINST
the Company to fix the above Executive Directors' and
 Non-Executive Directors remuneration

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors of the Company to fix their
remunerations

PROPOSAL #5.A: Authorize the Directors, subject to                         ISSUER          YES        AGAINST           AGAINST
this resolution, to allot, issue and deal with
additional shares in the capital of the Company or
securities convertible into such shares, options,
warrants or similar rights to subscribe for any
shares in the Company, and to make and grant offers,
agreements and options which would or might require
the exercise of such power, agreements and options
which would or might require the exercise of such
power after the end of the relevant period, the
aggregate nominal amount of share capital allotted or
 agreed conditionally or unconditionally to be
allotted [whether pursuant to an option or otherwise]
 by the Directors pursuant to the approval in this
resolution otherwise than pursuant to the shares of
the Company issued as a result of a Rights Issue [as
specified in this resolution] or pursuant to the
exercise of options under any existing share option
scheme of the Company or similar arrangement or any
scrip dividend or similar arrangement providing for
the allotment of shares of the Company in lieu of the
 whole or part of the dividend on the shares of the
Company in accordance with the Company's Articles of
Association, shall not exceed 20% of the aggregate
nominal amount of the share capital of the Company in
 issue as at the date of passing of this resolution
and the said approval shall be limited accordingly;
[Authority expire the earlier of the conclusion of
the next AGM of the Company or the end of the period
within which the next AGM of the Company is required
by the Articles of Association of the Company or any
applicable Law of Hong Kong to be held]

PROPOSAL #5.B: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to this resolution, to repurchase
its own shares on the Stock Exchange of Hong Kong
Limited [the Stock Exchange] or on any other Stock
Exchange on which the securities of the Company may
be listed and recognized by the securities and
Futures Commission and the Stock Exchange for this
purpose, subject to and in accordance with all
applicable laws and requirements of the Rules
Governing the Listing of Securities on the Stock
Exchange or of any other stock exchange on which the
securities of the Company may be listed as amended
from time to time, generally and unconditionally, the
 aggregate nominal amount of shares of the Company to
 be repurchased by the Company pursuant to this
resolution during the relevant period shall not
exceed 10% of the aggregate nominal amount of the
share capital of the Company in issue as at the date
of passing of this resolution and the said approval

PROPOSAL #5.C: Approve, conditional upon Resolutions                       ISSUER          YES        AGAINST           AGAINST
5A and 5B of the notice of AGM of which this
resolution forms part being passed, the aggregate
nominal amount of shares in the capital of the
Company which is repurchased by the Company under the
 authority granted to the Directors as mentioned in
such Resolution 5B shall be added to the aggregate
nominal amount of share capital that may be allotted
or agreed conditionally or unconditionally to be
allotted by the Directors the Company pursuant to
such Resolution 5A, provided that the amount of share
 capital repurchased by the Company shall not exceed
10% of the total nominal amount of the share capital
of the Company in issue on the date of this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA AIRLINES
  TICKER:                N/A             CUSIP:     Y1374F105
  MEETING DATE:          5/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the business operation                            ISSUER          NO           N/A               N/A
result of FY 2008

PROPOSAL #A.2: To report the Supervisors review                            ISSUER          NO           N/A               N/A
financial reports of FY 2008

PROPOSAL #A.3: The status of deficit which exceeds                         ISSUER          NO           N/A               N/A
half of paid-in capital

PROPOSAL #B.1: Ratify the business operation results                       ISSUER          YES        ABSTAIN           AGAINST
and financial reports of FY 2008

PROPOSAL #B.2: Ratify the offsetting deficit of FY                         ISSUER          YES        ABSTAIN           AGAINST
2008
PROPOSAL #B.3: Approve the proposal of capital                             ISSUER          YES        ABSTAIN           AGAINST
reduction to offset deficit

PROPOSAL #B.4: Approve the proposal of raising                             ISSUER          YES        ABSTAIN           AGAINST
capital through private placement

PROPOSAL #B.5: Approve to revise the Articles of                           ISSUER          YES        ABSTAIN           AGAINST
Incorporation

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES        ABSTAIN           AGAINST
loan to other parties

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES        ABSTAIN           AGAINST
endorsements and guarantees

PROPOSAL #B.8: Approve to revise the procedures of                         ISSUER          YES        ABSTAIN           AGAINST
engaging derivatives dealing

PROPOSAL #B.9: Approve to revise the procedures of                         ISSUER          YES        ABSTAIN           AGAINST
the election of Directors and Supervisors

PROPOSAL #B.10: Elect the Directors and Supervisors                        ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #B.11: Approve to release the Directors from                      ISSUER          YES        ABSTAIN           AGAINST
 non-competition duties

PROPOSAL #B.12: Other issues and extraordinary motions                     ISSUER          YES        ABSTAIN             FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA BLUECHEMICAL LTD
  TICKER:                N/A             CUSIP:     Y14251105
  MEETING DATE:          12/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.A: Approve and ratify the entering into                        ISSUER          YES          FOR               FOR
of the supplemental agreement in relation to the
transportation services framework agreement dated 01
SEP 2006 [the COSL Transportation Agreement] entered
into between China BlueChemical Ltd [the Company] and
 China Oilfield Services Limited [COSL] in relation
to the provision of transportation services by COSL
to the Company and its subsidiaries from time to time
 [the Group], details of which are more particularly
described in the circular regarding Continuing
Connected Transactions of the Company dated 14 NOV
2008 [the CCT Circular]

PROPOSAL #1.B: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company [the Board] to implement the transactions
 under the COSL Transportation Agreement and its
supplemental agreement

PROPOSAL #2.A: Approve and ratify the proposed                             ISSUER          YES          FOR               FOR
maximum annual aggregate value(s) [the Proposed Caps]
 for the transactions under the COSL Transportation
Agreement for the 3 financial years commencing on 01
JAN 2009 and ending on 31 DEC 2011 as specified in
the Continuing Connected Transactions Circular

PROPOSAL #2.B: Authorize the Board to take such                            ISSUER          YES          FOR               FOR
actions as are necessary to implement the Proposed

PROPOSAL #3.A: Approve and ratify the Proposed Caps                        ISSUER          YES          FOR               FOR
for the transactions under the: (1) Dongfang 1-1
Offshore Gasfields Natural Gas Sale and Purchase
Agreement dated 28 JUL 2003 entered into between
CNOOC China Limited and the Company; (2) Dongfang 1-1
 Offshore Gasfields Natural Gas Sale and Purchase
Agreement dated 10 MAR 2005 entered into between
CNOOC China Limited and CNOOC Kingboard Chemical
Limited [CNOOC Jiantao]; and (3) a natural gas sale
and purchase framework agreement dated 01 SEP 2006
entered into between the Company and CNOOC China
Limited for the 3 financial years commencing on 01
JAN 2009 and ending on 31 DEC 2011 as specified in
the Continuing Connected Transactions Circular

PROPOSAL #3.B: Authorize the Board to take such                            ISSUER          YES          FOR               FOR
actions as are necessary to implement the Proposed

PROPOSAL #4.A: Approve and ratify the entering into                        ISSUER          YES          FOR               FOR
of the supplemental agreement in relation to the
comprehensive services and Product Sales framework
agreement dated 01 SEP 2006 [the Comprehensive
Services and Product Sales Agreement] entered into
between the Company and China National Offshore Oil
Corporation [CNOOC], details of which are more
particularly described in the Continuing Connected
Transactions Circular

PROPOSAL #4.B: Authorize the Board to implement the                        ISSUER          YES          FOR               FOR
transactions under the Comprehensive Services and
Product Sales Agreement and its supplemental agreement

PROPOSAL #5.A: Approve and ratify the Proposed Caps                        ISSUER          YES          FOR               FOR
for the transactions under Category A4(a) of the
Comprehensive Services and Product Sales Agreement
for the 3 financial years commencing on 01 JAN 2009
and ending on 31 DEC 2011 as set out in the
Continuing Connected Transactions Circular

PROPOSAL #5.B: Authorize the Board to take such                            ISSUER          YES          FOR               FOR
actions as are necessary to implement the Proposed

PROPOSAL #6.A: Approve and ratify the Proposed Caps                        ISSUER          YES          FOR               FOR
for the transactions under Category A4(b) of the
Comprehensive Services and Product Sales Agreement
for the 3 financial years commencing on 01 JAN 2009
and ending on 31 DEC 2011 as set out in the
Continuing Connected Transactions Circular

PROPOSAL #6.B: Authorize the Board to take such                            ISSUER          YES          FOR               FOR
actions as are necessary to implement the Proposed

PROPOSAL #7.A: Approve and ratify the Proposed Caps                        ISSUER          YES          FOR               FOR
for the transactions under Category A4(c) of the
Comprehensive Services and Product Sales Agreement
for the 3 financial years commencing on 01 JAN 2009
and ending on 31 DEC 2011 as set out in the
Continuing Connected Transactions Circular

PROPOSAL #7.B: Authorize the Board to take such                            ISSUER          YES          FOR               FOR
actions as are necessary to implement the Proposed

PROPOSAL #8.A: Approve and ratify the entering into                        ISSUER          YES        AGAINST           AGAINST
of the supplemental agreement in relation to
financial services framework agreement dated 01 SEP
2006 [the Financial Services Agreement] entered into
between the Group and CNOOC Finance Corporation
Limited [CNOOC Finance] in relation to the financial
transactions between CNOOC Finance and the Group,
details of which are more particularly described in
the Continuing Connected Transactions Circular

PROPOSAL #8.B: Authorize the Board to implement the                        ISSUER          YES        AGAINST           AGAINST
transactions under the Financial Services Agreement
and its supplemental agreement

PROPOSAL #9.A: Approve and ratify the Proposed Caps                        ISSUER          YES        AGAINST           AGAINST
for the transactions under Category A5(a) of the
Financial Services Agreement for the 3 financial
years commencing on 01 JAN 2009 and ending on 31 DEC
2011 as set out in the Continuing Connected
Transactions Circular

PROPOSAL #9.B: Authorize the Board to take such                            ISSUER          YES        AGAINST           AGAINST
actions as are necessary to implement the Proposed

PROPOSAL #10.A: Approve and ratify the Proposed Caps                       ISSUER          YES        AGAINST           AGAINST
for the transactions under Category A5(b) of the
Financial Services Agreement for the 3 financial
years commencing on 01 JAN 2009 and ending on 31 DEC
2011 as set out in the Continuing Connected
Transactions Circular

PROPOSAL #10.B: Authorize the Board to take such                           ISSUER          YES        AGAINST           AGAINST
actions as are necessary to implement the Proposed

PROPOSAL #11.A: Approve and ratify the entering into                       ISSUER          YES          FOR               FOR
of the supplemental agreement in relation to the
product sales and related services framework
agreement dated 22 AUG 2006 [the Kingboard Product
Sales and Services Agreement] entered into between
the Company and Kingboard Investment Limited [Hong
Kong Kingboard] in relation to the provision of
services and products by the Group to Hong Kong
Kingboard and its Associates, details of which are
particularly described in the Continuing Connected
Transactions Circular

PROPOSAL #11.B: Authorize the Board to implement the                       ISSUER          YES          FOR               FOR
transactions under the Kingboard Product Sales and
Services Agreement and its supplemental agreement

PROPOSAL #12.A: Approve and ratify the Proposed Caps                       ISSUER          YES          FOR               FOR
for the transactions under the Kingboard Product
Sales and Services Agreement for the 3 financial
years commencing on 01 JAN 2009 and ending on 31 DEC
2011 as set out in the Continuing Connected
Transactions Circular

PROPOSAL #12.B: Authorize the Board to take such                           ISSUER          YES          FOR               FOR
actions as are necessary to implement the Proposed

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA BLUECHEMICAL LTD
  TICKER:                N/A             CUSIP:     Y14251105
  MEETING DATE:          2/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.a: Approve and ratify, the entering into                       ISSUER          YES          FOR               FOR
the sale and purchase agreement dated 12 DEC 2008
[the Acquisition Agreement] between [China Blue
Chemical Ltd] [the Company], as purchaser, and [China
 National Offshore Oil Corporation] [CNOOC], as
vendor, in relation to the proposed acquisition of
83.17% equity interest in [Hubei Dayukou Chemical
Co., Ltd] [the DYK Chemical] and 100% equity interest
 in [ZHJ Mining Co., Ltd], [the ZHJ Mining] at a cash
 consideration of RMB1,262,847,026 [equivalent to
approximately HKD 1,430,177,832], of which
RMB1,081,027,026 [equivalent to approximately HKD
1,224,266,168] constitutes the consideration for the
acquisition of 83.17% equity interest in DYK Chemical
 and RMB 181,820,000 [equivalent to approximately HKD
 205,911,665] constitutes the consideration for the
acquisition of 100% equity interest in ZHJ Mining
[the Acquisition] and the transactions contemplated
thereunder, details of which are more particularly
described in the circular regarding major and
connected transaction in respect of the proposed
acquisition and proposed continuing connected
transactions dated 31 DEC 2008 [the Acquisition

PROPOSAL #1.b: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company [the Board], or to further delegate the
authorization granted to the Board to any one
Executive Director of the Company, to do such things,
 matters and take such actions in respect of the
acquisition and the transactions contemplated
therein, including but not limited: to set down and
implement the acquisition plan, including but not
limited to confirming the basis of consideration,
consideration and the timetable for the acquisition,
the payment of consideration and the Completion; and
confirming all material terms and relevant matters in
 relation to the acquisition in accordance with the
relevant laws, regulations, rules in regulatory
documents and the acquisition plan which is to be
approved by the shareholders other than those who
have interest in the acquisition and the continuing
connected transactions arising from the acquisition
[the Independent Shareholders] at the EGM of the
Company to be held on Monday, 16 FEB 2009 [the EGM];
to amend, supplement, sign, deliver, report and
implement all contracts, agreements and documents
relating to the acquisition; to represent the Company
 to communicate with, negotiate with and deliver all
relevant applications, filings or other documents to,
 the relevant responsible governmental departments
and regulatory bodies [both domestic and outside the
People's Republic of China] in respect of the
acquisition in order to obtain all the relevant
approvals and registrations; to make necessary
amendments, modifications and adjustments to the
acquisition agreement, the acquisition plan and all
other related documents in accordance with the
comments given by the relevant governmental
departments and regulatory bodies on the acquisition
plan and other documents in relation to the
acquisition and the new policies promulgated by the
relevant governmental departments and regulatory
bodies which may have effect on Acquisition and the
documents relating to the acquisition; and to do all
such other things, matters and take all such actions
in relation to the acquisition and the transactions
contemplated therein; the aforesaid authorization is
valid for 12 months from the date when the relevant
resolution is approved by the Independent

PROPOSAL #2.a: Approve and ratify the proposed                             ISSUER          YES          FOR               FOR
maximum annual aggregate value(s) for the continuing
connected transactions of the Company [the Proposed
Chapter under Category 2[a] of the comprehensive
services and product sales framework agreement dated
01 SEP 2006 and its supplemental agreement dated 05
NOV 2008 entered into between the Company and CNOOC
[the Comprehensive Services and Product Sales
Agreement] in relation to the sales of products by
the Company and its subsidiaries from time to time
[the Group] to CNOOC and its associates presented as
a group, excluding the Group, CNOOC Limited, China
Oilfield Services Limited and Offshore Oil
Engineering Co., Ltd [the CNOOC Group] for the 3 FY
commencing on 01 JAN 2009 and ending on 31 DEC 2011

PROPOSAL #2.b: Authorize the Board to take such                            ISSUER          YES          FOR               FOR
actions as are necessary to implement the Proposed
Chapters

PROPOSAL #3.a: Approve and ratify the Proposed                             ISSUER          YES          FOR               FOR
Chapters for the continuing connected transactions
under Category 2[b] of the Comprehensive Services and
 Product Sales Agreement in relation to the purchases
 of products by the DYK Chemical from the CNOOC Group
 commencing on 01 JAN 2009 and ending on 31 DEC 2011
as specified

PROPOSAL #3.b: Authorize the Board to take such                            ISSUER          YES          FOR               FOR
actions as are necessary to implement the Proposed
Chapters

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA BLUECHEMICAL LTD
  TICKER:                N/A             CUSIP:     Y14251105
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the report of the                        ISSUER          YES          FOR               FOR
Board of Directors of the Company [the Board] for the
 YE 31 DEC 2008

PROPOSAL #2.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements and the Auditors' report of the Company
for the YE 31 DEC 2008

PROPOSAL #3.: Receive and approve the report of the                        ISSUER          YES          FOR               FOR
Supervisory Committee of the Company for the YE 31
DEC 2008

PROPOSAL #4.: Approve the distribution of profit of                        ISSUER          YES          FOR               FOR
the Company for the YE 31 DEC 2008 and declaration of
 the Company's final dividend for the YE 31 DEC 2008

PROPOSAL #5.: Re-appoint Ernst & Young Hua Ming and                        ISSUER          YES          FOR               FOR
Ernst & Young as the domestic and International
Auditors of the Company for a term until the
conclusion of the next AGM and authorize the Audit
Committee of the Board to fix their respective
remuneration

PROPOSAL #6.: Approve the budget of the Company for                        ISSUER          YES          FOR               FOR
the year 2009

PROPOSAL #7.: Re-elect Mr. Yang Yexin as an Executive                      ISSUER          YES          FOR               FOR
 Director of the Company, to authorize any Executive
Director of the Company to sign the relevant service
contract on behalf of the Company with Mr. Yang
Yexin, and authorize the Board, which in turn will
further delegate the remuneration committee of the
Board to determine his remuneration

PROPOSAL #8.: Re-elect Mr. Fang Yong as an Executive                       ISSUER          YES          FOR               FOR
Director of the Company, to authorize any Executive
Director of the Company to sign the relevant service
contract on behalf of the Company with Mr. Fang Yong,
 and authorize the Board, which in turn will, further
 delegate the remuneration committee of the Board to
determine his remuneration

PROPOSAL #9.: Re-elect Mr. Chen Kai as an Executive                        ISSUER          YES          FOR               FOR
Director of the Company, to authorize any Executive
Director of the Company to sign the relevant service
contract on behalf of the Company with Mr. Chen Kai,
and authorize the Board, which in turn will, further
delegate the remuneration committee of the Board to
determine his remuneration

PROPOSAL #10.: Re-elect Mr. Wu Mengfei as a Non-                           ISSUER          YES          FOR               FOR
executive Director of the Company, to authorize any
Executive Director of the Company to sign the
relevant service contract on behalf of the Company
with Mr. Wu Mengfei, and authorize the Board to
determine his remuneration based on the
recommendation by the remuneration committee of the

PROPOSAL #11.: Re-elect Mr. Tsui Yiu Wah, Alec as an                       ISSUER          YES          FOR               FOR
Independent Non-executive Director of the Company, to
 authorize any Executive Director of the Company to
sign the relevant service contract on behalf of the
Company with Mr. Tsui Yiu Wah, Alec, and authorize
the Board to determine his remuneration based on the
recommendation by the remuneration committee of the
Board

PROPOSAL #12.: Re-elect Mr. Zhang Xinzhi as an                             ISSUER          YES          FOR               FOR
Independent Non-executive Director of the Company, to
 authorize any Executive Director of the Company to
sign the relevant service contract on behalf of the
Company with Mr. Zhang Xinzhi, and authorize the
Board to determine his remuneration based on the
recommendation by the remuneration committee of the
Board

PROPOSAL #13.: Elect Mr. Li Yongwu as an Independent                       ISSUER          YES          FOR               FOR
Non-executive Director of the Company, to authorize
any Executive Director of the Company to sign the
relevant service contract on behalf of the Company
with Mr. Li Yongwu, and authorize the Board to
determine his remuneration based on the
recommendation by the remuneration committee of the

PROPOSAL #14.: Re-elect Mr. Yin Jihong as a                                ISSUER          YES          FOR               FOR
Supervisor of the Company, to authorize any Executive
 Director of the Company to sign the relevant service
 contract on behalf of the Company with Mr. Yin
Jihong, and authorize the Board, which in turn will
further delegate the remuneration committee of the
Board to determine his remuneration

PROPOSAL #15.: Re-elect Mr. Huang Jinggui as a                             ISSUER          YES          FOR               FOR
Supervisor of the Company, to authorize any Executive
 Director of the Company to sign the relevant service
 contract on behalf of the Company with Mr. Huang
Jinggui, and authorize the Board, which in turn will
further delegate the remuneration committee of the
Board to determine his remuneration

PROPOSAL #S.16: Authorize the Board to issue, allot                        ISSUER          YES        AGAINST           AGAINST
and/or deal with additional domestic shares and
overseas listed foreign shares (H Shares) of the
Company, and to make or grant offers, agreements or
options in respect thereof, subject to the following
conditions: (i) such mandate shall not extend beyond
the Relevant Period save that the Board may during
the Relevant Period make or grant offers, agreements
or options which might require the exercise of such
powers after the end of the Relevant Period; (ii) the
 number of the domestic shares and H Shares to be
issued and allotted or agreed conditionally or
unconditionally to be issued and allotted by the
Board shall not exceed 20% of each of its existing
domestic shares and overseas listed foreign shares of
 the Company; and (iii) the Board will only exercise
its power under such mandate in accordance with the
Company Law of the PRC and the Rules Governing the
Listing of Securities on the Stock Exchange of Hong
Kong Limited (as amended from time to time) or
applicable laws, rules and regulations of other
government or regulatory bodies and only if all
necessary approvals from the China Securities
Regulatory Commission and/or other relevant PRC
government authorities are obtained; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration or the 12 month];
and to increase the registered capital of the Company
 to reflect the number of shares authorized to be
issued by the Company pursuant to this special
resolution and to make such appropriate and necessary
 amendments to the Articles of Association as they
think fit to reflect such increases in the registered
 capital of the Company and to take any other action
and complete any formality required to effect the
separate or concurrent issuance of shares pursuant to
 this special resolution and the increase in the
registered capital of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA CITIC BANK CORPORATION LTD, BEIJING
  TICKER:                N/A             CUSIP:     Y1434M116
  MEETING DATE:          12/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the appointment of Mr. Li                            ISSUER          YES          FOR               FOR
Zheping as an Independent Non-Executive Director of
the Bank

PROPOSAL #2.: Approve and ratify the Loan Asset                            ISSUER          YES          FOR               FOR
Transfer Framework Agreement and the Wealth
Management Service Framework Agreement and their
proposed respective annual caps for each of the 3
years ending 31 DEC 2008, 2009 and 2010 as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA CITIC BANK CORPORATION LTD, BEIJING
  TICKER:                N/A             CUSIP:     Y1434M116
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for the year 2008

PROPOSAL #2.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Supervisors of the Company for the year 2008

PROPOSAL #3.: Approve the annual report of the                             ISSUER          YES          FOR               FOR
Company for the year 2008

PROPOSAL #4.: Approve the financial report of the                          ISSUER          YES          FOR               FOR
Company for the year 2008

PROPOSAL #5.: Approve the Profit Distribution Plan of                      ISSUER          YES          FOR               FOR
 the Company for the year 2008

PROPOSAL #6.: Approve the Financial Budget Plan of                         ISSUER          YES          FOR               FOR
the Company for the year 2009

PROPOSAL #7.: Approve the resolution on engagement of                      ISSUER          YES          FOR               FOR
 accounting firms and their service fees for the year
 2009

PROPOSAL #8.1: Re-elect Mr. Kong Dan as a Director of                      ISSUER          YES          FOR               FOR
 the bank

PROPOSAL #8.2: Re-elect Mr. Chang Zhenming as a                            ISSUER          YES          FOR               FOR
Director of the bank

PROPOSAL #8.3: Re-elect Dr. Chen Xiaoxian as a                             ISSUER          YES          FOR               FOR
Director of the bank

PROPOSAL #8.4: Re-elect Mr. Dou Jianzhong as a                             ISSUER          YES          FOR               FOR
Director of the bank

PROPOSAL #8.5: Re-elect Mr. Ju Weimin as a Director                        ISSUER          YES          FOR               FOR
of the bank

PROPOSAL #8.6: Re-elect Mr. Zhang Jijing as a                              ISSUER          YES          FOR               FOR
Director of the bank

PROPOSAL #8.7: Re-elect Mr. Wu Beiying as a Director                       ISSUER          YES          FOR               FOR
of the bank

PROPOSAL #8.8: Re-elect Ms. Chan Hui Dor Lam Doreen                        ISSUER          YES          FOR               FOR
as a Director of the bank

PROPOSAL #8.9: Re-elect Mr. Guo Ketong as a Director                       ISSUER          YES        AGAINST           AGAINST
of the bank

PROPOSAL #8.10: Re-elect Mr. Jose Ignacio                                  ISSUER          YES          FOR               FOR
Goirigolzarri as a Director of the bank

PROPOSAL #8.11: Elect Mr. Jose Andres Barreiro                             ISSUER          YES          FOR               FOR
Hernandez as a Director of the bank

PROPOSAL #8.12: Re-elect Dr. Bai Chong-En as a                             ISSUER          YES          FOR               FOR
Director of the bank

PROPOSAL #8.13: Re-elect Dr. Ai Hongde as a Director                       ISSUER          YES          FOR               FOR
of the bank

PROPOSAL #8.14: Re-elect Dr. Xie Rong as a Director                        ISSUER          YES          FOR               FOR
of the bank

PROPOSAL #8.15: Re-elect Mr. Wang Xiangfei as a                            ISSUER          YES          FOR               FOR
Director of the bank

PROPOSAL #8.16: Re-elect Mr. Li Zheping as a Director                      ISSUER          YES          FOR               FOR
 of the bank

PROPOSAL #9.1: Re-elect Mr. Wang Chuan as a                                ISSUER          YES          FOR               FOR
Supervisor of the bank

PROPOSAL #9.2: Re-elect Mr. Wang Shuanlin as a                             ISSUER          YES          FOR               FOR
Supervisor of the bank

PROPOSAL #9.3: Re-elect Ms. Zhuang Yumin as a                              ISSUER          YES          FOR               FOR
Supervisor of the bank

PROPOSAL #9.4: Re-elect Ms. Luo Xiaoyuan as a                              ISSUER          YES          FOR               FOR
Supervisor of the bank

PROPOSAL #9.5: Re-elect Mr. Zheng Xuexue as a                              ISSUER          YES          FOR               FOR
Supervisor of the bank

PROPOSAL #10.: Approve the proposed acquisition of a                       ISSUER          YES          FOR               FOR
70.32% interest in CITIC International Financial
Holdings Limited by the Bank from Gloryshare
Investments Limited

PROPOSAL #S.1: Approve the amendments to the Articles                      ISSUER          YES          FOR               FOR
 of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA COAL ENERGY CO LTD
  TICKER:                N/A             CUSIP:     Y1434L100
  MEETING DATE:          12/19/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Land Use Rights                       ISSUER          YES          FOR               FOR
Leasing Framework Agreement and its annual caps for
each of the 3 YE 31 DEC 2009, 2010 and 2011, as
specified

PROPOSAL #2.: Approve and ratify the Trademark                             ISSUER          YES          FOR               FOR
License Framework Agreement as specified

PROPOSAL #3.: Approve and ratify the Property Leasing                      ISSUER          YES          FOR               FOR
 Framework Agreement and its annual caps for each of
the 3 YE 31 DEC 2009, 2010 and 2011, as specified

PROPOSAL #4.: Approve and ratify the Coal Export and                       ISSUER          YES          FOR               FOR
Sales Agency Framework Agreement and its proposed
annual caps for each of the 3 YE 31 DEC 2009, 2010
and 2011, as specified

PROPOSAL #5.: Approve and ratify the Coal Supplies                         ISSUER          YES          FOR               FOR
Framework Agreement and its annual caps for each of
the 3 YE 31 DEC 2009, 2010 and 2011, as specified

PROPOSAL #6.: Approve and ratify the Integrated                            ISSUER          YES          FOR               FOR
Materials and Services Mutual Provision Framework
Agreement and its annual caps for each of the 3 YE 31
 DEC 2009, 2010 and 2011, as specified

PROPOSAL #7.: Approve and ratify the revised cap of                        ISSUER          YES          FOR               FOR
the amounts paid for provision of construction
services from China Coal Group for the YE 31 DEC
2008, as specified

PROPOSAL #8.: Approve and ratify the Mine                                  ISSUER          YES          FOR               FOR
Construction, Mining Design and General Contracting
Service Framework Agreement and its annual caps for
each of the 3 YE 31 DEC 2009, 2010 and 2011, as
specified

PROPOSAL #9.: Approve and ratify the Coal, Pertinent                       ISSUER          YES          FOR               FOR
Products and Service Provision Framework Agreement
and its proposed annual caps for each of the 3 YE 31
DEC 2009, 2010 and 2011, as specified

PROPOSAL #10.: Appoint Mr. Wang An as an Executive                         ISSUER          YES          FOR               FOR
Director of the Board of Directors of the Company
with immediate effect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA COAL ENERGY CO LTD
  TICKER:                N/A             CUSIP:     Y1434L100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 report of the Board of                      ISSUER          YES          FOR               FOR
 Directors of the Company [the Board of Directors]

PROPOSAL #2.: Approve the 2008 report of the                               ISSUER          YES          FOR               FOR
Supervisory Committee of the Company [the Supervisory
 Committee]

PROPOSAL #3.: Approve the report of the Auditors and                       ISSUER          YES          FOR               FOR
the Company's audited financial statements for the YE
 31 DEC 2008

PROPOSAL #4.: Approve the Profit Distribution Plan                         ISSUER          YES          FOR               FOR
for the year 2008 as recommended by the Board of
Directors and authorize the Board of Directors to
implement such proposal

PROPOSAL #5.: Approve the Company's 2009 capital                           ISSUER          YES          FOR               FOR
expenditure budget

PROPOSAL #6.: Approve the 2009 emoluments of the                           ISSUER          YES          FOR               FOR
Directors and the Supervisors of the Company

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers Zhong                      ISSUER          YES          FOR               FOR
 Tian CPAs Limited Company, as the Company's Domestic
 Auditor and PricewaterhouseCoopers, Certified Public
 Accountants, as the Company's International Auditor
for the FY of 2009 and authorize the Board of
Directors to determine their respective remunerations

PROPOSAL #S.8: Approve the proposed amendments to the                      ISSUER          YES          FOR               FOR
 Articles of Association of the Company, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD, BEI
  TICKER:                N/A             CUSIP:     Y14369105
  MEETING DATE:          8/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Company, within 30                            ISSUER          YES          FOR               FOR
months from the date of passing of this resolution,
to issue domestic corporate bonds [the 'Domestic
Corporate Bonds'] in the PRC in the principal amount
of not more than RMB 15 billion; authorize the Board
of Directors of the Company [the 'Board'], or under
appropriate circumstances, more than 2 Directors
approved by the Board, to: i) determine and finalize
the terms and conditions of the proposed issue of the
 Domestic Corporate Bonds, including but not limited
to, the final amount of issue, the offering method
and the interest rate; and ii) do all such acts and
things, to sign and execute all such other documents,
 deeds, instruments and agreements [the 'Ancillary
Documents'], to make applications to the relevant
regulatory authorities for the approval of the issue
of the Domestic Corporate Bonds and to take such
steps as they may consider necessary, appropriate,
expedient and in the interests of the Company to give
 effect to or in connection with the issue of the
Domestic Corporate Bonds or any transactions
contemplated thereunder and all other matters
incidental thereto, and to agree to any amendments to
 any of the terms of the Ancillary Documents which in
 the opinion of the Board are in the interests of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD, BEI
  TICKER:                N/A             CUSIP:     Y14369105
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for the year 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the year 2008

PROPOSAL #3.: Approve the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements of the Company for the YE 31 DEC
 2008

PROPOSAL #4.: Approve the profit distribution and                          ISSUER          YES          FOR               FOR
dividend distribution plan for the year 2008 as
recommended by the Board of Directors of the Company

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Company's International Auditors and
PricewaterhouseCoopers Zhong Tian CPAs Limited
Company as the Company's Domestic Auditors for a term
 ending at the next AGM of the Company and authorize
the Board of Directors of the Company to determine
their respective remuneration

PROPOSAL #6.: Approve the despatching or providing                         ISSUER          YES          FOR               FOR
corporate communications to the shareholders of H
shares of the Company via its website

PROPOSAL #S.7: Approve the amendments to the Articles                      ISSUER          YES          FOR               FOR
 of Association

PROPOSAL #S.8: Authorize the Board of Directors of                         ISSUER          YES        AGAINST           AGAINST
the Company to allot, issue and deal with additional
H shares and domestic shares of the Company, either
separately or concurrently and to make or grant
offers, agreements and options in respect thereof,
subject to the following conditions: such mandate
shall not extend beyond the relevant period save that
 the Board of Directors may during the relevant
period make or grant offers, agreements or options
which might require the exercise of such powers after
 the end of the relevant period; the number of the
domestic shares and H shares issued and allotted or
agreed conditionally or unconditionally to be issued
and allotted [whether pursuant to an option or
otherwise] by the Board of Directors otherwise than
pursuant to (x) a rights issue, or (y) any option
scheme or similar arrangement adopted by the Company
from time to time for the grant or issue to officers
and/or employees of the Company and/or any of its
subsidiaries of shares or rights to acquire shares of
 the Company, shall not exceed 20% of each of the
existing domestic shares and H shares of the Company
in issue as at the date of this resolution; and will
only exercise its power under such mandate in
accordance with the Company Law of the PRC and the
rules governing the listing of securities on the
Stock Exchange of Hong Kong Limited [as amended from
time to time] and only if all necessary approvals
from relevant PRC government authorities are
obtained; to make such amendments to the Articles of
Association of the Company as it thinks fit so as to
increase the registered share capital and reflect the
 new capital structure of the Company upon the
allotment and issuance of and dealing with shares as
contemplated in above; contingent on the Board of
Directors resolving to issue shares pursuant of this
resolution, the Board of Directors to approve,
execute and do or procure to be executed and done,
all such documents, deeds and things as it may
consider necessary in connection with the issue of
such shares including, without limitation,
determining the size of the issue, the issue price,
the use of proceeds from the issue, the target of the
 issue and the place and time of the issue, making
all necessary applications to the relevant
authorities, entering into an underwriting agreement
or any other agreements and making all necessary
filings and registrations with the relevant PRC, Hong
 Kong and other authorities; [Authority expires the
earlier of the conclusion of the next AGM of the
Company following the passing of this resolution or
the expiration of the 12-month period following the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA COMMUNICATIONS SERVICES CORPORATION LTD, BEI
  TICKER:                N/A             CUSIP:     Y1436A102
  MEETING DATE:          11/14/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the 2008                                  ISSUER          YES          FOR               FOR
Supplemental Agreement [in respect of the extension
of the Non-exempt Connected Transactions to 31 DEC
2010] with China Telecommunications Corporation as
specified and the transactions contemplated there
under and authorize any Director of the Company to do
 all such further acts and things and execute such
further documents and take all such steps which in
their opinion may be necessary, desirable or
expedient to implement and/or give effect to the
terms of such agreement

PROPOSAL #2.: Approve and ratify the proposed new                          ISSUER          YES          FOR               FOR
annual caps for each of the Engineering Framework
Agreement, Ancillary Telecommunications Services
Framework Agreement, Operation Support Services
Framework Agreement, and IT Application Services
Framework Agreement with China Telecommunications
Corporation for the 3 YE 31 DEC 2008, 2009 and 2010,
as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA COMMUNICATIONS SERVICES CORPORATION LTD, BEI
  TICKER:                N/A             CUSIP:     Y1436A102
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidated financial                           ISSUER          YES          FOR               FOR
statements of the Company, the report of the
Directors, the report of the Supervisory Committee
and the report of the International Auditors for the
YE 31 DEC 2008, and authorize the Board of Directors
of the Company [the Board] to prepare the budget of
the Company for the year 2009

PROPOSAL #2.: Approve the profit distribution                              ISSUER          YES          FOR               FOR
proposal and the declaration and the payment of a
final dividend for the YE 31 DEC 2008

PROPOSAL #3.: Re-appoint KPMG and KPMG Huazhen as the                      ISSUER          YES          FOR               FOR
 International Auditors and the Domestic Auditors of
the Company, respectively for the YE 31 DEC 2009 and
authorize the Board to fix the remuneration of the
Auditors

PROPOSAL #S.4: Authorize the Board, during the                             ISSUER          YES        AGAINST           AGAINST
relevant period, to allot, issue and deal with
additional shares of the Company and to make or grant
 offers, agreements and options which might require
the exercise of such powers and the amount of
additional domestic Shares or overseas-listed foreign
 invested shares [H Shares] [as the case may be]
allotted, issued and dealt with or agreed
conditionally or unconditionally to be allotted,
issued and dealt with either separately or
concurrently by the Board pursuant to the approval in
 this resolution, otherwise than pursuant to: i) a
rights issue [as specified]; or ii) any scrip
dividend or similar arrangement providing for the
allotment of Shares in lieu of the whole or part of a
 dividend on Shares in accordance with the Articles
of Association of the Company shall not exceed 20% of
 each of the Company's existing domestic Shares and H
 Shares [as the case may be] in issue at the date of
passing this resolution; and [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the 12 months period]

PROPOSAL #S.5: Authorize the Board to increase the                         ISSUER          YES        AGAINST           AGAINST
registered capital of the Company to reflect the
issue of shares in the Company authorized under
Resolution S.4, and to make such appropriate and
necessary amendments to the Articles of Association
of the Company as they think fit to reflect such
increases in the registered capital of the Company
and to take any other action and complete any
formality required to effect such increase of the
registered capital of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA CONSTR BK CORP
  TICKER:                N/A             CUSIP:     Y1397N101
  MEETING DATE:          6/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 report of the Board of                      ISSUER          YES          FOR               FOR
 Directors of the Bank

PROPOSAL #2.: Approve the 2008 report of the Board of                      ISSUER          YES          FOR               FOR
 Supervisors of the Bank

PROPOSAL #3.: Approve the Bank's 2008 final financial                      ISSUER          YES          FOR               FOR
 accounts

PROPOSAL #4.: Approve the 2009 fixed assets                                ISSUER          YES          FOR               FOR
investment budget of the Bank

PROPOSAL #5.: Approve the Bank's Profit Distribution                       ISSUER          YES          FOR               FOR
Plan for the second half of 2008

PROPOSAL #6.: Approve the 2008 final Emoluments                            ISSUER          YES          FOR               FOR
Distribution Plan for the Directors and the

PROPOSAL #7.: Appoint the Auditors of the Bank for                         ISSUER          YES          FOR               FOR
2009
PROPOSAL #8.: Appoint Mr. Chen Zuofu as an Executive                       ISSUER          YES          FOR               FOR
Director of the Bank

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA CONSTRUCTION BANK CORPORATION
  TICKER:                N/A             CUSIP:     Y1397N101
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve to issue certain subordinated                       ISSUER          YES        AGAINST           AGAINST
bonds on the specified terms and conditions, subject
to approvals by the EGM, China Banking Regulatory
Commission and the People's Bank of China; and
authorize the Board of Directors, or sub-authorize
the Senior Management, to deal with specific matters
in relation to the issuance of the subordinated bonds

PROPOSAL #2.: Approve to supply corporate                                  ISSUER          YES          FOR               FOR
communications to the holders of H-shares by means of
 the Bank's own website

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA COSCO HLDGS CO LTD
  TICKER:                N/A             CUSIP:     Y1455B106
  MEETING DATE:          2/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the issue medium-term notes                         ISSUER          YES          FOR               FOR
[the Medium-Term Notes] in the Public Republic China
on the following terms Size of the issue is more than
 RMB 10 billion; term: the medium term notes will
have a term not exceeding 10 years; interest rate: to
 be determined according to market conditions
prevailing at the time of issue, but in any event not
 more than the best lending rate quoted by the
People's Bank of China for the corresponding period,
target: only to banking market institutional
investors in the PRC; issue method: to be issued by
financial institutions engaged by the Company who has
 registered with the People's Bank of China; use of
proceeds: is expected that the proceeds from the
issue of the Medium Term Notes will be used to
satisfy operational needs of the Company, including
but not limited to, be used as capital expenditure,
to supplement the working capital and to repay bank
loans; authorize the Board of Directors of the
Company or 1 Director of the Company to confirm
specific matters in relation to the issue of the
Medium Term notes, including the timing of the issue,
 the size of the issue, the term of issue, the
interest rates; to amend and execute all relevant
agreements and other necessary documents [including
but not limited to application of the issue of the
Medium Term notes, registration report, offering
document, underwriting agreement, all announcements
and documents for disclosure], the engagement of
underwriting institution(s), credit rating authority,
 registered accountants, legal counsel(s) and other
intermediaries; to apply all necessary relevant
procedures with respect to the issue of the Medium
Term notes [including but not limited to the
registration with National Association of Financial
Market Institutional Investors, registration of
debenture and debts, application for waiver of
regular reporting of financial information and other
information] ; and to take all necessary actions and
deal with or make decisions of all relevant matters

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA COSCO HOLDINGS CO. LTD
  TICKER:                N/A             CUSIP:     Y1455B106
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company [the Board of Directors] for
 the YE 31 DEC 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the YE 31 DEC 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements of the Company for the YE 31 DEC 2008

PROPOSAL #4.: Approve the declaration and payment of                       ISSUER          YES          FOR               FOR
the final dividends for the YE 31 DEC 2008 in the
amount and in the manner recommended by the Board of
Directors

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the International Auditors and Zhongruiyuehua
Certified Public Accountants Co., Ltd. as the PRC
Auditors of the Company to hold office until the
conclusion of the next AGM and authorize the Board of
 Directors to fix their remuneration

PROPOSAL #6.: Approve to fix the Supervisors fee and                       ISSUER          YES          FOR               FOR
enter contract

PROPOSAL #6.i: Elect Mr. Luo Jiulian as a Supervisor                       ISSUER          YES          FOR               FOR

PROPOSAL #6.ii: Elect Mr. Meng Yan as a Supervisor                         ISSUER          YES          FOR               FOR

PROPOSAL #S.7: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company [as specified] and authorize any 1
Director or Secretary to the Board of Directors of
the Company to deal with on behalf of the Company the
 relevant filing, amendments and registration [where
necessary] procedures and other related issues
arising from the amendments to the Articles of
Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA DEV FINL HLDG CORP
  TICKER:                N/A             CUSIP:     Y1460P108
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of unsecured corporate bonds                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.5: The same person or the same affiliate                       ISSUER          NO           N/A               N/A
who intends to prossess more than the designated rate
 of total voting shares of the same FHC report

PROPOSAL #B.1: Approve the 2008 business reports,                          ISSUER          YES          FOR               FOR
financial statements and consolidated financial
statements

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.5: Extraordinary Motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA DONGXIANG (GROUP) CO LTD
  TICKER:                N/A             CUSIP:     G2112Y109
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the reports of the Directors and the
Auditors [Directors] and the Auditors of the Company
for the YE 31 DEC 2008

PROPOSAL #2.A: Declare a final dividend for the YE 31                      ISSUER          YES          FOR               FOR
 DEC 2008 to the shareholders of the Company which
shall be paid out of the share premium account of the
 Company, if necessary, subject to provisions of the
Companies Law [2007 revision] of the Cayman Islands

PROPOSAL #2.B: Declare a final special dividend for                        ISSUER          YES          FOR               FOR
the YE 31 DEC 2008 to the shareholders of the Company
 which shall be paid out of the share premium account
 of the Company, if necessary, subject to provisions
of the Companies Law [2007 revision] of the Cayman

PROPOSAL #3.A: Re-elect Mr. Mak Kin Kwong as a                             ISSUER          YES          FOR               FOR
Director and authorize the Board of Directors of the
Company to fix his remuneration

PROPOSAL #3.B: Re-elect Dr. Xiang Bing as a Director                       ISSUER          YES          FOR               FOR
and authorize the Board of Directors of the Company
to fix his remuneration

PROPOSAL #4.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers, Certified Public Accountants,
 as the Auditors of the Company until the conclusion
of the next AGM and authorize the Board to fix their
remuneration

PROPOSAL #5.: Authorize the Directors, subject to                          ISSUER          YES        AGAINST           AGAINST
this Resolution, a general mandate granted to the
Directors during the relevant period to allot, issue
and deal with additional shares of HKD 0.01 in the
share capital of the Company [Shares] and to make or
grant offers, agreements and options or warrants
which would or might require the exercise of such
powers during and after the end of relevant period,
not exceeding 20% of the aggregate nominal amount of
the share capital of the Company, otherwise than
pursuant to: i) a rights issue; or ii) any option
scheme or similar arrangement for the time being
adopted by the Company for the purpose of granting or
 issuing Shares or rights to the acquire Shares of
the Company to the Directors, officers and/or
employees of the Company and/or any of its
subsidiaries; or iii) any scrip dividend or similar
arrangement pursuant to the Articles of Association
of the Company for time to time; [Authority expires
the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company required by the Company's
 Articles of Association or any applicable Law to be

PROPOSAL #6.: Authorize the Directors, a general                           ISSUER          YES          FOR               FOR
mandate given during the relevant period to purchase
or otherwise acquire shares of the Company in
accordance with all applicable laws and requirements
of the Rules Governing the Listing of securities on
The Stock Exchange of Hong Kong Limited, or not
exceeding 10% of the aggregate nominal amount of the
share capital of the Company; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company required by the Company's
 Articles of Association or any applicable Law to be
held]

PROPOSAL #7.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions 5 and 6, the aggregate nominal amount
of the Shares which are purchased or otherwise
acquired by the Company pursuant to Resolution 6
shall be added to the aggregate nominal amount of the
 Shares which may be issued pursuant to Resolution 5,
 provided that such aggregated amount shall not
exceed 10% of the aggregate nominal amount of the
issued share capital of the Company as at the date of

PROPOSAL #8.: Authorize the Board to pay out of the                        ISSUER          YES          FOR               FOR
share premium account of the Company such interim
dividends to shareholders as may be declared from
time to time during the period from the passing of
the resolution until 31 DEC 2009 up to a maximum
amount of HKD 500,000,000, subject to provisions of
the Companies Law [2007 revision] of the Cayman

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA EVERBRIGHT LTD
  TICKER:                N/A             CUSIP:     Y1421G106
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the Audited                             ISSUER          YES          FOR               FOR
Financial Statements, Directors' Report and
Independent Auditor's Report for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.A: Re-elect Mr. Wang Weimin as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.B: Re-elect Mr. Seto Gin Chung, John as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.C: Re-elect Dr. Lin Zhijun as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.D: Authorize the Board to fix the                              ISSUER          YES          FOR               FOR
remuneration of Directors

PROPOSAL #4.: Re-appoint Auditors and authorize the                        ISSUER          YES          FOR               FOR
Board to fix the remuneration of Auditors

PROPOSAL #5.: Authorize the Directors, pursuant to                         ISSUER          YES        AGAINST           AGAINST
Section 57B, to allot, issue and deal with additional
 shares of HKD 1.00 in the share capital of the
Company or securities convertible into shares or
options, warrants or similar rights to subscribe for
shares and make or grant offers, agreements and
options during and after the relevant period, not
exceeding 20% of the aggregate nominal amount of the
issued share capital of the Company, otherwise than
pursuant to i) a rights issue; or ii) the exercise of
 subscription or conversion rights attached to any
warrants or securities; or iii) the exercise of
options or similar arrangement; or iv) any scrip
dividend or similar arrangement; [Authority expires
the earlier of the conclusion of the next AGM or the
expiration of the period within which the next AGM is

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase shares of HKD 1.00 of the Company
during the relevant period, on the Stock Exchange of
Hong Kong Limited or any other stock exchange on
which the shares of the Company have been or may be
listed and recognized by the Securities and Futures
Commission under the Hong Kong Code on share
repurchases for such purposes, subject to and in
accordance with all applicable laws and regulations,
at such price as the Directors may at their
discretion determine in accordance with all
applicable laws and regulations, not exceeding 10% of
 the aggregate nominal amount of the issued share
capital of the Company; [Authority expires the
earlier of the conclusion of the AGM of the Company
or the expiration of the period within which the next

PROPOSAL #7.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to the passing of Ordinary Resolutions 5.1
and 5.2 set out in the notice convening this meeting,
 the general mandate granted to allot, issue and deal
 with additional shares in the Company pursuant to
Ordinary Resolution 5.O.1 set out in the notice
convening this meeting be and is hereby extended by
the addition thereto of an amount representing the
aggregate nominal amount of shares in the Company
repurchased by the Company under the authority
granted pursuant to Ordinary Resolution 5.O.2 set out
 in the notice convening this meeting, provided that
such amount shall not exceed 10% of the aggregate
nominal amount of the issued share capital of the
Company as at the date of passing the said Ordinary

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA HIGH SPEED TRANSMISSION EQUIPMENT GROUP CO L
  TICKER:                N/A             CUSIP:     G2112D105
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
consolidated financial statements together with the
Directors' report and the Independent Auditor's
report of the Company for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend in respect of                       ISSUER          YES          FOR               FOR
the year 31 DEC 2008

PROPOSAL #3.a: Re-elect Mr. Li Shengqiang as an                            ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #3.b: Re-elect Mr. Liu Jianguo as an                              ISSUER          YES        AGAINST           AGAINST
Executive Director

PROPOSAL #3.c: Re-elect Mr. Liao Enrong as an                              ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #3.d: Re-elect Mr. Jiang Xihe as an                               ISSUER          YES          FOR               FOR
Independnet Non-Executive Director

PROPOSAL #3.e: Authorize the Board of Directors of                         ISSUER          YES        AGAINST           AGAINST
the Company to fix the remuneration of the Directors

PROPOSAL #4.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Auditors of the Company and authorize the Board
of Directors of the Company to fix their remuneration

PROPOSAL #5.: Authorize the Directors, pursuant to                         ISSUER          YES        AGAINST           AGAINST
the Rules Governing the Listing of Securities on the
Stock Exchange of Hong Kong Limited [the 'Listing
Rules'], to allot, issue and deal with any unissued
shares in the capital of the Company and to make or
grant offers, agreements and options [including but
not limited to warrants, bonds and debentures
convertible into shares of the Company] which might
require the exercise of such powers during and after
the end of the relevant period, not exceeding 20% of
the total nominal value of the share capital of the
Company in issue as at the date of passing of this
resolution and the said approval shall be limited
accordingly, otherwise than pursuant to i) a rights
issue [as specified]; or (ii) an issue of shares upon
 the exercise of options which may be granted under
any Share Option Scheme or under any option scheme or
 similar arrangement for the time being adopted for
the grant or issue to officers and/or employees of
the Company and/or any of its subsidiaries or any
other person of shares or rights to acquire shares of
 the Company; or (iii) any scrip dividend schemes or
similar arrangements providing for the allotment and
issue of shares in lieu of the whole or part of a
dividend on shares of the Company in accordance with
the Articles of Association of the Company; or (iv) a
 specific authority granted by the shareholders of
the Company in general meeting; [Authority expires
the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Articles of Association of the Company or any
applicable laws of the Cayman Islands to be held]

PROPOSAL #6.: Authorize the Directors, to repurchase                       ISSUER          YES          FOR               FOR
shares of the Company on The Stock Exchange of Hong
Kong Limited [the 'Stock Exchange'] or on any other
stock exchange on which the shares of the Company may
 be listed and which is recognized by the Securities
and Futures Commission of Hong Kong and the Stock
Exchange for this purpose, subject to and in
accordance with all applicable laws and/or the
requirements of the Listing Rules or any other Stock
Exchange as amended from time to time, not exceeding
10% of the total nominal value of the share capital
of the Company in issue as at the date of passing of
this resolution, and the authority granted pursuant
to this resolution said shall be limited accordingly;
 [Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Articles of Association of the
Company or any applicable laws of the Cayman Islands
to be held]

PROPOSAL #7.: Approve to extend, conditional upon the                      ISSUER          YES        AGAINST           AGAINST
 Ordinary Resolutions as specified in Resolutions 5
and 6 of this meeting being passed, the general
mandate granted to the Directors to allot, issue and
deal in any unissued shares pursuant to the
Resolution 5 as specified in this meeting by the
addition to the aggregate nominal value of the share
capital of the Company which may be allotted or
agreed conditionally or unconditionally to be
allotted by the Directors pursuant to such general
mandate of an amount representing the aggregate
nominal value of the share capital of the Company
repurchased by the Company under the authority
granted pursuant to the Ordinary Resolution 6 as
specified in this meeting, provided that such
extended amount shall not exceed 10% of the total
nominal value of the share capital of the Company in
issue at the date of the passing of this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA HUIYUAN JUICE GROUP LTD
  TICKER:                N/A             CUSIP:     G21123107
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.a: Re-elect Mr. Sun Qiang Chang as a                           ISSUER          YES        AGAINST           AGAINST
Director and authorize the Board of Directors of the
Company to fix his remuneration

PROPOSAL #3.b: Re-elect Mr. Tsui Yiu Wa, Alec as a                         ISSUER          YES          FOR               FOR
Director and authorize the Board of Directors of the
Company to fix his remuneration

PROPOSAL #3.c: Re-elect Mr. Song Quanhou as a                              ISSUER          YES          FOR               FOR
Director and authorize the Board of Directors of the
Company to fix his remuneration

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors and authorize the Board of Directors of
the Company to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 during the relevant period [as specified] to
repurchase shares of USD 0.00001 each in the capital
of the Company [the shares] on the Stock Exchange of
Hong Kong Limited [Stock Exchange] or on any other
stock exchange on which the securities of the Company
 may be listed and recognized by the Securities and
Futures Commission of Hong Kong and the Stock
Exchange for this purpose, subject to and in
accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange of Hong Limited or
of any other stock exchange as amended from time to
time, not exceeding 10% of the aggregate nominal
amount of the share capital of the Company in issue
as at the date of this resolution number 5 as
specified, and the said approval shall be limited
accordingly; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by Articles of Association
or by applicable Law(s) to be held]

PROPOSAL #6.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, subject to this resolution, to allot, issue
 and deal with additional shares and to make or grant
 offers, agreements, options and warrants during and
after the relevant period, not exceeding 20% of the
aggregate nominal amount of the share capital of the
Company in issue at the date of passing this
Resolution 6 and the said approval shall be limited
accordingly, otherwise than pursuant to, i) a rights
issue [as specified], ii) any Option Scheme or
similar arrangement for the time being adopted for
the grant or issue to officers and/or employees of
the Company and/or any of its subsidiaries of the
shares or rights to acquire the Shares or iii) any
scrip dividend or similar arrangement providing for
the allotment of the shares in lieu of the whole or
part of a dividend on shares in accordance with the
Articles of Association of the Company; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM of the Company is required
by Articles of Association or by applicable Law(s) to

PROPOSAL #7.: Approve, subject to the passing of                           ISSUER          YES        AGAINST           AGAINST
Resolutions 5 and 6, to extend the general mandate
referred to in Resolution 6 by the addition to the
aggregate nominal amount of the share capital of the
Company which may be allotted or agreed to be
allotted by the Directors of the Company pursuant to
such general mandate of an amount representing the
aggregate nominal amount of shares repurchased by the
 Company pursuant to the general mandate referred to
in Resolution 5 provided that such amount shall not
exceed 10% of the existing issued share capital of
the Company at the date of passing this Resolution 6

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA INS INTL HLDGS CO LTD
  TICKER:                N/A             CUSIP:     Y1456Z128
  MEETING DATE:          7/15/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Capital                               ISSUER          YES          FOR               FOR
Contribution Agreement dated 20 JUN 2008 entered into
 between China Insurance [Holdings] Company, Limited,
 the Company, Industrial and Commercial Bank of China
 [Asia] Limited and The Tai Ping Insurance Company,
Limited, [The Agreement] and the transactions
contemplated thereunder and the implementation
thereof; and authorize the Directors of the Company,
for and on behalf of the Company, to do all such acts
 and things, to sign and execute all such documents,
instruments and agreements and to take all such steps
 as they may consider necessary, appropriate,
desirable or expedient to give effect to or in
connection with the Agreement and all other matters

PROPOSAL #2.: Approve and ratify the Option Deed                           ISSUER          YES          FOR               FOR
dated 20 JUN 2008 entered into between China
Insurance [Holdings] Company, Limited, the Company
and Industrial and Commercial Bank of China [Asia]
Limited, [the Option Deed] and the transactions
contemplated thereunder and the implementation
thereof; and authorize the Directors of the Company
for and on behalf of the Company to do all such acts
and things, to sign and execute all such documents,
instruments and agreements and to take all such steps
 as they may consider necessary, appropriate,
desirable or expedient to give effect to or in
connection with the Option Deed and all other matters
 incidental thereto

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA INS INTL HLDGS CO LTD
  TICKER:                N/A             CUSIP:     Y1456Z128
  MEETING DATE:          12/9/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Joint Bidding                         ISSUER          YES          FOR               FOR
Agreement and the Supplemental Agreement [as
specified], and the transactions contemplated there
under and the implementation thereof; and authorize
the Directors of the Company to sign, execute,
perfect and deliver all such documents and do all
such deeds, acts, matters, and things as they may in
their absolute discretion consider necessary or
desirable for the purpose of or in connection with
the implementation of the Joint Bidding Agreement and
 the Supplemental Agreement, and all other
transactions and other matters contemplated under or
ancillary to the Joint Bidding Agreement and the
Supplemental Agreement, to waive compliance from
and/or agree to any amendment or supplement to any of
 the provisions of the Joint Bidding Agreement and
the Supplemental Agreement, which in their opinion is
 not of a material nature and to effect or implement
any other matters referred to in this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA INS INTL HLDGS CO LTD
  TICKER:                N/A             CUSIP:     Y1456Z128
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the report of the Directors and the
Independent Auditor's report for the YE 31 DEC 2008

PROPOSAL #2.A: Re-elect Mr. Xie Yiqun as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.B: Re-elect Mr. He Zhiguang as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.C: Re-elect Mr. Ng Yu Lam Kenneth as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.D: Re-elect Mr. Li Tao as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #2.E: Re-elect Dr. Wu Jiesi as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.F: Re-elect Mr. Lau Wai Kit as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.G: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors' fees

PROPOSAL #3.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Auditors and to authorize the Board of Directors
to fix their remuneration

PROPOSAL #4.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to allot, issue or otherwise deal with any unissued
shares in the capital of the Company and to make or
grant offers, agreements, options and other rights or
 issue warrants which may require the exercise of
such powers be and is hereby generally and
unconditionally approved; authorize the Directors of
the Company during the relevant period to make or
grant offers, agreements and/or options which may
require the exercise of the powers of the Company
referred to in that paragraph at any time during or
after the end of the relevant period; approve the
aggregate nominal amount of unissued shares in the
capital of the Company which may be allotted, issued
or otherwise dealt with by the Directors of the
Company during the relevant period, otherwise than
pursuant to a Rights Issue [as specified] or an issue
 of shares pursuant to the exercise of subscription
rights attaching to any warrants issued by the
Company or of any options which may be granted under
any share option scheme or any other option scheme or
 similar arrangement for the time being adopted for
the grant or issue to the grantees as specified in
such scheme or similar arrangement of shares or
rights to acquire shares or any scrip dividend
schemes or similar arrangements providing for the
allotment and issue of shares in lieu of the whole or
 part of a dividend on shares in accordance with the
Articles of association of the Company or a specific
authority granted by the shareholders of the Company
in general meeting, shall not exceed the aggregate of
 20% of the aggregate nominal amount of the share
capital of the Company in issue as at the date of
passing this Resolution; [Authority expires whichever
 is earlier at the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Articles of Association of the Company or by Law to

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase shares on The Stock Exchange of Hong
Kong; approve the aggregate nominal amount of shares
which may be repurchased shall not exceed 10% of the
aggregate nominal amount of the share capital of the
Company in issue as at the date of passing this
resolution, and the said approval shall be limited
accordingly; [Authority expires earlier at the
conclusion of the next AGM of the meeting or the
expiration of the period within which the next AGM of
 the Company is required by the Articles of
Association of the Company or by Law to be held]

PROPOSAL #6.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions No. 4 and No. 5 set out above, the
general mandate to the Directors of the Company to
exercise the powers of the Company to allot, issue
and otherwise deal with shares in the capital of the
Company and to make, issue or grant offers,
agreements, options and/or warrants which might
require the exercise of such powers in accordance
with Resolution No. 4 above be and is hereby extended
 by the addition to the total nominal amount of share
 capital which may be allotted or agreed
conditionally or unconditionally to be allotted by
the Directors of the Company pursuant to such general
 mandate an amount representing the total nominal
amount of shares in the capital of the Company
purchased by the Company pursuant to the exercise by
the Directors of the Company in accordance with
Resolution No. 5 above of the powers of the Company
to purchase such shares, provided that such amount
shall not exceed 10% of the aggregate nominal amount
of the share capital of the Company in issue as at
the date of passing this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA INTERNATIONAL MARINE CONTAINERS GROUP LTD
  TICKER:                N/A             CUSIP:     Y1457J107
  MEETING DATE:          9/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 Bank credit line                            ISSUER          YES          FOR               FOR
guarantee for the subsidiaries with asset liability
ratio over 70% by the end of 2007

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  ISSUER:                CHINA INTERNATIONAL MARINE CONTAINERS GROUP LTD
  TICKER:                N/A             CUSIP:     Y1457J107
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 working report of the                       ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #2.: Approve the 2008 working report of the                       ISSUER          YES          FOR               FOR
Supervisory Committee

PROPOSAL #3.: Approve the 2008 annual report and its                       ISSUER          YES          FOR               FOR
abstract

PROPOSAL #4.: Approve the 2008 Profit Distribution                         ISSUER          YES          FOR               FOR
Plan: cash dividend/10 shares [tax included]: CNY
1.5000; bonus issue from profit [share/10 shares]:
none; bonus issue from capital reserve [share/10
shares]: none

PROPOSAL #5.: Approve the 2009 Guarantee for credit                        ISSUER          YES          FOR               FOR
lines for a subsidiary

PROPOSAL #6.: Approve the 2009 Guarantee for credit                        ISSUER          YES          FOR               FOR
lines by a controlled subsidiary to its subsidiary

PROPOSAL #7.: Approve the credit Guarantee to clients                      ISSUER          YES          FOR               FOR
 by a subsidiary to its subsidiary

PROPOSAL #8.: Re-appoint the Company's Audit Firm                          ISSUER          YES          FOR               FOR

PROPOSAL #9.: Amend the Company's Articles of                              ISSUER          YES          FOR               FOR
Association

PROPOSAL #10.: Approve the 2008 working report of the                      ISSUER          YES          FOR               FOR
 Independent Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA INTERNATIONAL MARINE CONTAINERS GROUP LTD
  TICKER:                N/A             CUSIP:     Y1457J107
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the asset sale and stake                             ISSUER          YES          FOR               FOR
acquisition to a Company

PROPOSAL #2.: Approve the nomination of a candidate                        ISSUER          YES          FOR               FOR
for shareholder Supervisor

PROPOSAL #3.: Approve the nomination of another                            ISSUER          YES          FOR               FOR
candidate for shareholder Supervisor

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA LIFE INS CO LTD
  TICKER:                N/A             CUSIP:     Y1477R204
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the report of the                        ISSUER          YES          FOR               FOR
Board of Directors of the Company for the year 2008

PROPOSAL #2.: Receive and approve the report of the                        ISSUER          YES          FOR               FOR
Supervisory Committee of the Company for the year 2008

PROPOSAL #3.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
financial statements of the Company and the Auditor's
 report for the YE 31 DEC 2008

PROPOSAL #4.: Approve the profit distribution and                          ISSUER          YES          FOR               FOR
cash dividend distribution plan of the Company for
the year 2008

PROPOSAL #5.: Approve the remuneration of Directors                        ISSUER          YES          FOR               FOR
and Supervisors of the Company

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers Zhong                      ISSUER          YES          FOR               FOR
 Tian Certified Public Accountants Company Limited,
Certified Public Accountants, and
PricewaterhouseCoopers, Certified Public Accountants,
 respectively, as the PRC Auditor and International
Auditor of the Company for the year 2009 and
authorize the Board of Directors to determine their

PROPOSAL #7.1: Elect Mr. Yang Chao as an Executive                         ISSUER          YES          FOR               FOR
Director of the third session of Board

PROPOSAL #7.2: Elect Mr. Wan Feng as an Executive                          ISSUER          YES          FOR               FOR
Director of the third session of Board

PROPOSAL #7.3: Elect Mr. Lin Dairen as an Executive                        ISSUER          YES          FOR               FOR
Director of the third session of Board

PROPOSAL #7.4: Elect Ms. Liu Yingqi as an Executive                        ISSUER          YES          FOR               FOR
Director of the third session of Board

PROPOSAL #7.5: Elect Mr. Miao Jianmin as an Non-                           ISSUER          YES          FOR               FOR
executive Director of the third session of Board

PROPOSAL #7.6: Elect Mr. Shi Guoqing as an Non-                            ISSUER          YES          FOR               FOR
executive Director of the third session of Board

PROPOSAL #7.7: Elect Ms. Zhuang Zuojin as an Non-                          ISSUER          YES          FOR               FOR
executive Director of the third session of Board

PROPOSAL #7.8: Elect Mr. Sun Shuyi as an Independent                       ISSUER          YES          FOR               FOR
Non-executive Director of the third session of Board

PROPOSAL #7.9: Elect Mr. Ma Yongwei as an Independent                      ISSUER          YES          FOR               FOR
 Non-executive Director of the third session of Board

PROPOSAL #7.10: Elect Mr. Sun Changji as an                                ISSUER          YES          FOR               FOR
Independent Non-executive Director of the third
session of Board

PROPOSAL #7.11: Elect Mr. Bruce Douglas Moore as an                        ISSUER          YES          FOR               FOR
Independent Non-executive Director of the third
session of Board

PROPOSAL #8.1: Elect Ms. Xia Zhihua as the non-                            ISSUER          YES          FOR               FOR
employee representative Supervisor of the third
session of Supervisory Committee

PROPOSAL #8.2: Elect Mr. Shi Xiangming as the non-                         ISSUER          YES          FOR               FOR
employee representative Supervisor of the third
session of Supervisory Committee

PROPOSAL #8.3: Elect Mr. Tian Hui as the non-employee                      ISSUER          YES          FOR               FOR
 representative Supervisor of the third session of
Supervisory Committee

PROPOSAL #9.: Approve the resolution on the renewal                        ISSUER          YES        AGAINST           AGAINST
of liability insurance for the Directors and senior
Management Officers

PROPOSAL #10.: Receive to review the duty report of                        ISSUER          NO           N/A               N/A
the Independent Directors for the year 2008

PROPOSAL #11.: Receive the report on the status of                         ISSUER          NO           N/A               N/A
connected transactions and execution of connected
transaction management system of the Company for the
year 2008

PROPOSAL #S.12: Amend the Articles 07, 23, 24, 42,                         ISSUER          YES          FOR               FOR
60, 68, 69, 71, 81, 86, 91, 92, 100, 125, 141, 145,
146, 149, 156, 203, 212, 211, 226, 229, 233, 237,
238, 240, 241, 242, 243, 249, 250 of the Articles of
Association as specified; and authorize the Chairman
of the Board of Directors and its attorney to make
further amendments which in its opinion may be
necessary, desirable and expedient in accordance with
 the applicable laws and regulations, and as may be
required by China Insurance Regulatory Commission
[CIRC] and other relevant authorities

PROPOSAL #S.13: Amend the procedural rules for the                         ISSUER          YES          FOR               FOR
shareholders' general meetings of the Company as
specified and authorize the Chairman of the Board of
Directors and its attorney to make further amendments
 which in his opinion may be necessary and desirable
in accordance with the requirements of relevant
regulatory authorities and the stock exchange at the
place where the Company is listed from time to time
during the process of the Company's application for
approval; the amended procedural rules for the
shareholders' general meetings as appendix to the
Articles of Association shall come into effect
following the relevant approvals from CIRC are

PROPOSAL #S.14: Amend the procedural rules for the                         ISSUER          YES          FOR               FOR
Board of Directors Meetings of the Company as
specified and authorize the Chairman of the Board of
Directors and its attorney to make further amendments
 which in his opinion may be necessary and desirable
in accordance with the requirements of relevant
regulatory authorities and the stock exchange at the
place where the Company is listed from time to time
during the process of the Company's application for
approval; the amended procedural rules for the Board
of Directors Meetings as appendix to the Articles of
Association shall come into effect following the
relevant approvals from CIRC are obtained

PROPOSAL #S.15: Amend the procedural rules for the                         ISSUER          YES          FOR               FOR
Supervisory Committee Meetings of the Company as
specified and authorize the chairperson of the
Supervisory Committee and its attorney to make
further amendments which in his opinion may be
necessary and desirable in accordance with the
requirements of relevant regulatory authorities and
the stock exchange at the place where the Company is
listed during the process of the Company's
application to the relevant authority for approval;
the amended procedural rules for the Supervisory
Committee Meetings as appendix to the Articles of
Association shall come into effect following the

PROPOSAL #S.16: Authorize the Board of Directors of                        ISSUER          YES        AGAINST           AGAINST
the Company to determine if the Company shall allot,
issue and deal with domestic shares and overseas
listed foreign shares [H Shares] independently or
concurrently, according to the market conditions and
the needs of the Company, provided that the
respective number of shares shall not exceed 20% of
the domestic shares or H Shares of the Company in
issue on the date of the passing of this special
resolution; however, notwithstanding the granting of
the general mandate to the Board of Directors, any
issue of new domestic shares would require another
shareholders' approval at a shareholders' meeting in
accordance with the relevant PRC laws and
regulations; [authority expires until the earlier of
the conclusion of the next AGM of the Company; the
expiration of the 12 month period of the passing of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA LIFE INSURANCE CO LTD
  TICKER:                N/A             CUSIP:     Y1477R204
  MEETING DATE:          10/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.A: Appoint Mr. Miao Jianmin as a Non-                          ISSUER          YES          FOR               FOR
executive Director of the Company

PROPOSAL #1.B: Appoint Mr. Lin Dairen as an Executive                      ISSUER          YES          FOR               FOR
 Director of the Company

PROPOSAL #1.C: Appoint Ms. Liu Yingqi as an Executive                      ISSUER          YES          FOR               FOR
 Director of the Company

PROPOSAL #S.2: Amend the Articles 6, 15, 16, 35, 49,                       ISSUER          YES          FOR               FOR
54, 56, 57, 59, 62, 64, 66, 69, 72, 74, 75, 76, 77,
80, 86, 97, 98, 99, 89, 101, 102, 103, 104, 105, 106,
 107, 109, 114, 115, 126, 127, 128, 129, 130, 131,
132, 134, 135, 136, 137, 138, 139, 140, 154, 121,
123, 162, 165, 166, 170, 178, 179, 199, 156, 158,
159, 167, 213, 192, 193, 200, 201, 202, the heading
of Chapter 25 of the Original Articles notice shall
be amended as notice, communication or other written
documents, 204, 251, 258, 259 of Association of the
Company as specified and authorize the Board of
Directors to make further amendments which in its
opinion may be necessary, desirable and expedient in
accordance with the applicable Laws and regulations,
and as may be required by CIRC and other relevant
authorities; the amended Articles of Association as
specified to in this special resolution shall come
into effect the relevant approvals from CIRC are

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA MENGNIU DAIRY CO LTD
  TICKER:                N/A             CUSIP:     G21096105
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.a: Re-elect Mr. Yang Wenjun as a Director                      ISSUER          YES          FOR               FOR
 and authorize the Board of Directors of the Company
to fix his remuneration

PROPOSAL #2.b: Re-elect Mr. Yao Tongshan as a                              ISSUER          YES          FOR               FOR
Director and authorize the Board of Directors of the
Company to fix his remuneration

PROPOSAL #2.c: Re-elect Mr. Bai Ying as a Director                         ISSUER          YES        AGAINST           AGAINST
and authorize the Board of Directors of the Company
to fix his remuneration

PROPOSAL #2.d: Re-elect Mr. Julian Juul Wolhardt as a                      ISSUER          YES          FOR               FOR
 Director and authorize the Board of Directors of the
 Company to fix his remuneration

PROPOSAL #2.e: Re-elect Mr. Zhang Julin as a Director                      ISSUER          YES          FOR               FOR
 and authorize the Board of Directors of the Company
to fix his remuneration

PROPOSAL #2.f: Re-elect Mr. Liu Fuchun as a Director                       ISSUER          YES          FOR               FOR
and authorize the Board of Directors of the Company
to fix his remuneration

PROPOSAL #2.g: Re-elect Mr. Zhang Xiaoya as a                              ISSUER          YES          FOR               FOR
Director and authorize the Board of Directors of the
Company to fix his remuneration

PROPOSAL #3.: Re-appoint Ernst and Young as the                            ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Board of
Directors of the Company to fix their remuneration

PROPOSAL #4.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
during the relevant period to repurchase shares of
HKD 0.10 each in the capital of the Company [Shares]
on The Stock Exchange of Hong Kong Limited [the Stock
 Exchange] or on any other stock exchange on which
the securities of the Company may be listed and
recognized by the Securities and Futures Commission
of Hong Kong and the Stock Exchange for this purpose,
 subject to and in accordance with applicable laws
and the requirements of the Rules Governing the
Listing of Securities on the Stock Exchange or of any
 other stock exchange as amended from time to time;
shall not exceed 10% of the aggregate nominal amount
of the share capital of the Company in issue at the
date of passing this Resolution 4 as specified; and
[Authority expires at the earlier of the conclusion
of the next AGM of the Company or the expiration of
the period within which the next AGM of the Company
is required by its Articles of Association or by any
applicable Laws to be held]

PROPOSAL #5.: Authorize the Directors to allot, issue                      ISSUER          YES        AGAINST           AGAINST
 and deal with additional shares and to make or grant
 offers, agreements, options and warrants which might
 require the exercise of such power, during and after
 the relevant period, shall not exceed of 20% of the
aggregate nominal amount of the share capital of the
Company in issue at the date of passing this
Resolution 5, otherwise than pursuant to, i] a rights
 issue [as specified], ii] any option scheme or
similar arrangement for the time being adopted for
the grant or issue to officers and/or employees of
the Company and/or any of its subsidiaries of shares
or rights to acquire shares or iii] any scrip
dividend or similar arrangement providing for the
allotment of shares in lieu of the whole or part of a
 dividend on shares in accordance with the Articles
of Association of the Company; [Authority expires at
the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by its
Articles of Association or by any applicable Law[s]

PROPOSAL #6.: Approve, subject to the passing of                           ISSUER          YES        AGAINST           AGAINST
Resolutions 4 and 5, to extend the general mandate
referred to in Resolution 5, by the addition to the
aggregate nominal amount of the share capital of the
Company which may be allotted or agreed to be
allotted by the Directors of the Company pursuant to
such general mandate an amount representing the
aggregate nominal amount of shares repurchased by the
 Company pursuant to the general mandate referred to
in Resolution 4 above provided that such amount shall
 not exceed 10% of the existing issued share capital
of the Company at the date of passing this Resolution

PROPOSAL #7.: Approve, subject to and conditional                          ISSUER          YES        AGAINST           AGAINST
upon the Listing Committee of the Stock Exchange of
Hong Kong Limited granting, for the listing of, and
permission to deal in, the shares in the share
capital of the Company to be issued pursuant to the
exercise of options which may be granted under the
Share Option Mandate Limit [as specified below], the
refreshment of the limit in respect of the granting
of share options under the Share Option Scheme of the
 Company adopted on 28 JUN 2005 [the Share Option
Scheme] and all other share option scheme up to 10%
of the number of shares in issue at the date of the
passing of this resolution [the Share Option Mandate
Limit]; authorize any Director of the Company to do
all such acts and execute all such documents to
effect the Share Option Mandate Limit; and authorize
the Directors of the Company, subject to compliance
with the Rules Governing the Listing of Securities on
 the Stock Exchange of Hong Kong Limited, to grant
options under the Share Option Scheme up to the Share
 Option Mandate Limit and to exercise all powers of
the Company to allot, issue and deal with shares of
the Company pursuant to the exercise of such options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA MERCHANTS BANK CO LTD, SHENZEN
  TICKER:                N/A             CUSIP:     Y14896115
  MEETING DATE:          2/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve that the Company may send or                         ISSUER          YES          FOR               FOR
supply Corporate Communication[s] to its shareholders
 of H Shares in relation to whom the following
conditions are met by making such Corporate
Communication[s] available on the Company's own
website: [i] each holder of H Shares of the Company
has been asked individually by the Company to agree
that the Company may send or supply Corporate
Communication[s] generally, or the Corporate
Communication[s] in question, to him by means of the
Company's own website; and [ii] the Company has not
received a response indicating objection from such
holder of H Shares within the period of 28 days
beginning with the date on which the Company's
request was sent, the shareholders of H Shares in
relation to whom the aforesaid two conditions are met
 shall be taken to have agreed that the Company may
send or supply Corporate Communication[s] to such
shareholders by making such Corporate
Communication[s] available on the Company's own

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA MERCHANTS BANK CO LTD, SHENZEN
  TICKER:                N/A             CUSIP:     Y14896115
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the work report of the Board of                      ISSUER          YES          FOR               FOR
 Directors for the YE 31 DEC 2008

PROPOSAL #2.: Approve the work report of the Board of                      ISSUER          YES          FOR               FOR
 Supervisors for the YE 31 DEC 2008

PROPOSAL #3.: Approve the work plan report of the                          ISSUER          YES          FOR               FOR
Board of Supervisors for the year 2009

PROPOSAL #4.: Approve the audited financial report                         ISSUER          YES          FOR               FOR
for the YE 31 DEC 2008

PROPOSAL #5.: Approve the final financial report for                       ISSUER          YES          FOR               FOR
the YE 31 DEC 2008

PROPOSAL #6.: Approve the duty performance and cross-                      ISSUER          YES          FOR               FOR
evaluation reports of the Independent Non-Executive
Directors for the year 2008

PROPOSAL #7.: Approve the assessment report on the                         ISSUER          YES          FOR               FOR
duty performance of the Directors for the year 2008

PROPOSAL #8.: Approve the duty performance and cross-                      ISSUER          YES          FOR               FOR
evaluation reports of the External Supervisors for
the year 2008

PROPOSAL #9.: Approve the related party transaction                        ISSUER          YES          FOR               FOR
report for the year 2008

PROPOSAL #S.10: Approve the proposed Profit                                ISSUER          YES          FOR               FOR
Appropriations Plan [including issue of bonus shares
and the distribution of final dividend] for the YE 31
 DEC 2008

PROPOSAL #S.11: Approve the resolution on issue of                         ISSUER          YES          FOR               FOR
Financial Bonds

PROPOSAL #S.12: Approve the resolution on issue of                         ISSUER          YES          FOR               FOR
Capital Bonds

PROPOSAL #S.13: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA MERCHANTS HLDGS INTL CO LTD
  TICKER:                N/A             CUSIP:     Y1489Q103
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
consolidated financial statements and the report of
the Directors and the Independent Auditor's report
for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.i: Re-elect Dr. Fu Yuning as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.ii: Re-elect Mr. Hu Zheng as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.iii: Re-elect Mr. Meng Xi as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.iv: Re-elect Mr. Yu Liming as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.v: Re-elect Mr. Kut Ying Hay as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.vi: Authorize the Board to fix the                             ISSUER          YES          FOR               FOR
remuneration of the Directors

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board to fix their remuneration

PROPOSAL #5.A: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, subject to this resolution and pursuant to
section 57B of the Companies Ordinance, as specified
of all the powers of the Company to allot, issue and
deal with additional shares in the capital of the
Company or securities convertible into such shares or
 options, warrants or similar rights to subscribe for
 any shares in the Company and to make or grant
offers, agreements and options which might require
the exercise of such power be generally and
unconditionally approved during and after the end of
the Relevant Period, the aggregate nominal amount of
share capital allotted or agreed [whether pursuant to
 an option or otherwise] by the Directors of the
Company pursuant to the approval in paragraph (a) of
this Resolution, otherwise than pursuant to (i) a
rights issue [as specified]; (ii) the exercise of
rights of subscription or conversion under the terms
of any warrants issued by the Company or any
securities which are convertible into shares of the
Company; (iii) any option scheme or similar
arrangement for the time being adopted for the grant
or issue of shares or rights to acquire shares of the
 Company; or (iv) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend on shares of
the Company in accordance with the Articles of
Association of the Company; and [Authority expires
the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Articles of Association of the Company or any

PROPOSAL #5.B: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to this resolution, to repurchase
its own shares on The Stock Exchange of Hong Kong
Limited [the Stock Exchange] or any other Stock
Exchange on which the securities of the Company may
be listed and recognized by the securities and
futures commission and the Stock Exchange for this
purpose, subject to and in accordance with all
applicable laws and the requirements of the rules
governing the listing of securities on the Stock
Exchange of Hong Kong Limited [Listing Rules] or of
any other Stock Exchange as amended from time to
time, during relevant period, shall not exceed 10% of
 the aggregate nominal amount of the share capital of
 the Company in issue on the date of the passing of
this resolution and the said approval shall be
limited accordingly; and [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Articles of Association of the Company or any

PROPOSAL #5.C: Approve, conditional upon Resolutions                       ISSUER          YES        AGAINST           AGAINST
5.A and 5.B as specified, the aggregate nominal
amount of the number of shares in the capital of the
Company which are repurchased by the Company under
the authority granted to the Directors of the Company
 as specified in Resolution Number 5.B as specified
in the notice convening this meeting shall be added
to the aggregate nominal amount of share capital that
 may be allotted or agreed conditionally or
unconditionally to be allotted by the Directors of
the Company pursuant to Resolution 5.A as specified,
provided that the amount of share capital repurchased
 by the Company shall not exceed 10% of the total
nominal amount of the share capital of the Company in
 issue on the date of the passing of this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA MOBILE LTD
  TICKER:                N/A             CUSIP:     Y14965100
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors of the Company and its subsidiaries for the

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.1: Re-elect Mr. Wang Jianzhou as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.2: Re-elect Mr. Zhang Chunjiang as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.3: Re-elect Mr. Sha Yuejia as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Re-elect Mr. Liu Aili as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Re-elect Mr. Xu Long as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Re-elect Mr. Moses Cheng Mo Chi as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.7: Re-elect Mr. Nicholas Jonathan Read as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #4.: Re-appoint Messrs. KPMG as the Auditors                      ISSUER          YES          FOR               FOR
 and to authorize the Directors to fix their
remuneration

PROPOSAL #5.: Authorize the Directors during the                           ISSUER          YES          FOR               FOR
relevant period of all the powers of the Company to
purchase shares of HKD 0.10 each in the capital of
the Company including any form of depositary receipt
representing the right to receive such shares
[Shares]; and the aggregate nominal amount of shares
which may be purchased on The Stock Exchange of Hong
Kong Limited or any other stock exchange on which
securities of the Company may be listed and which is
recognized for this purpose by the Securities and
Futures Commission of Hong Kong and The Stock
Exchange of Hong Kong Limited shall not exceed or
represent more than 10% of the aggregate nominal
amount of the share capital of the Company in issue
at the date of passing this resolution, and the said
approval shall be limited accordingly; [Authority
expires earlier at the conclusion of the next AGM of
the meeting or the expiration of period within which
the next AGM of the Company is required by law to be

PROPOSAL #6.: Authorize the Directors to exercise                          ISSUER          YES        AGAINST           AGAINST
full powers of the Company to allot, issue and deal
with additional shares in the Company [including the
making and granting of offers, agreements and options
 which might require shares to be allotted, whether
during the continuance of such mandate or thereafter]
 provided that, otherwise than pursuant to (i) a
rights issue where shares are offered to shareholders
 on a fixed record date in proportion to their then
holdings of shares; (ii) the exercise of options
granted under any share option scheme adopted by the
Company; (iii) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend in accordance
 with the Articles of Association of the Company, the
 aggregate nominal amount of the shares allotted
shall not exceed the aggregate of: (a) 20% of the
aggregate nominal amount of the share capital of the
Company in issue at the date of passing this
resolution, plus (b) [if the Directors are so
authorized by a separate ordinary resolution of the
shareholders of the Company] the nominal amount of
the share capital of the Company repurchased by the
Company subsequent to the passing of this resolution
[up to a maximum equivalent to 10% of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of passing this Resolution];
[Authority expires earlier at the conclusion of the
next AGM of the meeting or the expiration of period
within which the next AGM of the Company is required

PROPOSAL #7.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to exercise the powers of the Company referred to in
the resolution as specified in item 6 in the notice
of this meeting in respect of the share capital of
the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA NATIONAL BUILDING MATERIAL COMPANY LTD
  TICKER:                N/A             CUSIP:     Y15045100
  MEETING DATE:          8/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint Mr. Li Decheng as an                                 ISSUER          YES          FOR               FOR
independent Non-executive Director of the Company to
hold office with effect from the date of the passing
of this resolution until 30 JUN 2011

PROPOSAL #S.2: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company to reflect the increase in the number of
the Directors: the existing Article 10.1 of the
Articles of Association be deleted in its entirety
and replaced with the new Article 10.1 of the
Articles of Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA NATL BLDG MATL CO LTD
  TICKER:                N/A             CUSIP:     Y15045100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the report of the                        ISSUER          YES          FOR               FOR
Board of Directors of the Company [the Board] for the
 YE 31 DEC 2008

PROPOSAL #2.: Receive and approve the report of the                        ISSUER          YES          FOR               FOR
Supervisory Committee of the Company for the YE 31
DEC 2008

PROPOSAL #3.: Receive and approve the report of the                        ISSUER          YES          FOR               FOR
Auditors and audited financial statements of the
Company for the YE 31 DEC 2008

PROPOSAL #4.: Approve the proposed profit                                  ISSUER          YES          FOR               FOR
distribution plan and the final dividend distribution
 plan of the Company for the YE 31 DEC 2008 and
authorize the Board to distribute such final dividend
 to the shareholders of the Company

PROPOSAL #5.: Authorize the Board to deal with all                         ISSUER          YES          FOR               FOR
matters in relation to the Company's distribution of
interim dividend for the year 2009 in its absolute
discretion [including, but not limited to,
determining whether to distribute interim dividend
for the year 2009]

PROPOSAL #6.: Approve the continuation of appointment                      ISSUER          YES          FOR               FOR
 of Vocation International Certified Public
Accountants Co., Ltd. as the PRC Auditors of the
Company and UHY Vocation HK CPA Limited as the
International Auditors of the Company, to hold office
 until the conclusion of the next AGM of the Company
and authorize the Board to determine their

PROPOSAL #S.7: Approe , [a] subject to paragraph [c]                       ISSUER          YES        AGAINST           AGAINST
and in accordance with the relevant requirements of
the Rules Governing the Listing of Securities on The
Stock Exchange of Hong Kong Limited [Listing Rules],
the Articles of Association of the Company and the
applicable laws and regulations of the PRC, the
exercise by the Board during the Relevant Period of
all the powers of the Company to allot, issue and
deal with, either separately or concurrently,
additional Domestic Shares and H Shares and to make
or grant offers, agreements, options and rights of
exchange or conversion which might require the
exercise of such powers be hereby generally and
unconditionally approved; [b] the approval in
paragraph [a] to make or grant offers, agreements,
options and rights of exchange or conversion which
might require the exercise of such powers after the
end of the Relevant Period; [c] each of the aggregate
 nominal amounts of domestic shares and H Shares
allotted, issued and dealt with or agreed
conditionally or unconditionally to be allotted,
issued and dealt with [whether pursuant to an option
or otherwise] by the Board pursuant to the approval
granted in paragraph [a] shall not exceed 20% of each
 of the aggregate nominal amounts of domestic shares
and H Shares in issue at the date of passing this
resolution, otherwise than pursuant to [i] a rights
issue or [ii] any scrip dividend or similar
arrangement providing for allotment of shares in lieu
 of the whole or part of a dividend on shares of the
Company in accordance with the Articles of
Association of the Company; and [d] for the purposes
of this resolution: Relevant Period means the period
from the passing of this resolution until whichever
is the earliest of: [i] the conclusion of the next
AGM of the Company; [ii] the expiration of the period
 within which the next AGM of the Company is required
 by the Articles of Association of the Company or
other applicable laws to be held; or [iii] the
revocation or variation of the authority given under
this resolution by a special resolution of the
Company in general meeting Rights Issue means an
offer of shares open for a period fixed by the
Directors to holders of shares on the register on a
fixed record date in proportion to their then
holdings of such shares [subject to such exclusions
or other arrangements as the Directors may deem
necessary or expedient in relation to fractional
entitlements or having regard to any restrictions or
obligations under the laws, or the requirements, of
any recognized regulatory body or any stock exchange
in any territory outside Hong Kong] and an offer,
allotment or issue of shares by way of rights shall
be construed accordingly [B] and to make
corresponding amendments to the Articles of
Association of the Company as it thinks fit so as to
reflect the new share capital structure upon the
allotment or issuance of shares as provided in sub-

PROPOSAL #S.8: Amend the Article 8.9, 17.5, 18.10,                         ISSUER          YES          FOR               FOR
26.1, 26.2 as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA NETCOM GROUP CORPORATION (HONG KONG) LTD
  TICKER:                N/A             CUSIP:     Y1505N100
  MEETING DATE:          9/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Scheme of Arrangement                            ISSUER          YES          FOR               FOR
proposed to be made between the Company and the
holders of its ordinary shares of USD 0.04 each

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA NETCOM GROUP CORPORATION (HONG KONG) LTD
  TICKER:                N/A             CUSIP:     Y1505N100
  MEETING DATE:          9/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Scheme of Arrangement                           ISSUER          YES          FOR               FOR
dated 15 AUG 2008 [the 'Scheme'] between the Company
and the holders of the Scheme Shares (as defined in
the Scheme) in the form of the print which has been
produced to this Meeting and for the purposes of
identification signed by the Chairman of this
Meeting, with any modification thereof or addition
thereto or condition approved or imposed by the High
Court of the Hong Kong Special Administrative Region,
 and (B) for the purposes of giving effect to the
Scheme, on the Effective Date (as defined in the
Scheme): 1) to issue share capital of the Company be
reduced by cancelling and extinguishing the Scheme
Shares; 2) subject to and forthwith upon such
reduction of share capital taking effect, to increase
 the authorized share capital of the Company to its
former amount of USD 1,000,000,000 by the creation of
 such number of ordinary shares of USD 0.04 each in
the capital of the Company as shall be equal to the
number of the Scheme Shares cancelled; and (3) the
Company shall apply the credit arising in its books
of account as a result of such reduction of share
capital in paying up in full at par the ordinary
shares of USD 0.04 each in the capital of the Company
 to be created as aforesaid, which new shares shall
be allotted and issued, credited as fully paid, to
China Unicom Limited and/or its nominees and the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA OILFIELD SERVICES LTD
  TICKER:                N/A             CUSIP:     Y15002101
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements and the report of the Auditor for the YE

PROPOSAL #2.: Approve the 2008 Profit Distribution                         ISSUER          YES          FOR               FOR
Plan: 1) cash dividend/10 shares [tax included]: CNY
1.4000; 2) bonus issue from profit [share/10 shares]:
 none; 3) bonus issue from capital reserve [share/10
shares]: none

PROPOSAL #3.: Approve the report of the Directors of                       ISSUER          YES          FOR               FOR
the Company for the YE 31 DEC 2008

PROPOSAL #4.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the YE 31 DEC 2008

PROPOSAL #5.: Re-appoint Ernst & Young Hua Ming and                        ISSUER          YES          FOR               FOR
Ernst & Young as the Domestic and International
Auditors of the Company for the year 2009 and
authorize the Board of Directors to fix the
remuneration thereof

PROPOSAL #6.1: Re-elect Mr. Fu Chengyu as a Non-                           ISSUER          YES          FOR               FOR
Executive Director of the Company with immediate

PROPOSAL #6.2: Re-elect Mr. Liu Jian as an Executive                       ISSUER          YES          FOR               FOR
Director of the Company with immediate effect

PROPOSAL #6.3: Re-elect Mr. Li Yong as an Executive                        ISSUER          YES          FOR               FOR
Director of the Company with immediate effect

PROPOSAL #6.4: Re-elect Mr. Tsui Yiu Wa as an                              ISSUER          YES          FOR               FOR
Independent Non-executive Director of the Company
with immediate effect

PROPOSAL #7.1: Re-elect Mr. Zhu Liebing as a                               ISSUER          YES        AGAINST           AGAINST
Supervisor of the Company with immediate effect

PROPOSAL #7.2: Re-elect Mr. Wang Zhile as an                               ISSUER          YES        AGAINST           AGAINST
Independent Supervisor of the Company with immediate
effect

PROPOSAL #8.i: Approve, conditional upon Resolution                        ISSUER          YES          FOR               FOR
10 as specified, the Company may send or supply
Corporate Communications, any document issued or to
be issued by the Company for the information or
action of holders of any of its securities, including
 but not limited to: (a) Directors' report, annual
report, annual accounts together with Auditors'
report and summary financial report; (b) interim
report and summary of interim report; (c) notices of
meetings; (d) listing documents; (e) circulars; and
(f) proxy forms to its Shareholders by making such
Corporate Communications available on the Company's
own website, and authorize any Director of the
Company for and on behalf of the Company to sign all
such documents and/or do all such things and acts as
the Director may consider necessary or expedient and
in the interest of the Company for the purpose of
effecting or otherwise in connection with the
Company's proposed communication with its holders of
H Shares through the Company's website; the supply of
 Corporate Communications by making such Corporate
Communications available on the Company's own website
 is subject to the fulfillment of the following
condition: that each H Shareholders has been asked
individually by the Company to agree that the Company
 may send or supply Corporate Communications to him

PROPOSAL #8.ii: Approve, conditional upon Resolution                       ISSUER          YES          FOR               FOR
10 as specified, the Company may send or supply
Corporate Communications, any document issued or to
be issued by the Company for the information or
action of holders of any of its securities, including
 but not limited to: (a) Directors' report, annual
report, annual accounts together with Auditors'
report and summary financial report; (b) interim
report and summary of interim report; (c) notices of
meetings; (d) listing documents; (e) circulars; and
(f) proxy forms, to its Shareholders by making such
Corporate Communications available on the Company's
own website, and authorize any Director of the
Company for and on behalf of the Company to sign all
such documents and/or do all such things and acts as
the Director may consider necessary or expedient and
in the interest of the Company for the purpose of
effecting or otherwise in connection with the
Company's proposed communication with its holders of
H Shares through the Company's website; the supply of
 Corporate Communications by making such Corporate
Communications available on the Company's own website
 is subject to the fulfillment of the following
condition: the Company has not received any objection
 from such H Shareholders within a 28-day period
beginning with the date on which the Company's

PROPOSAL #S.9: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, subject to all applicable laws, rules and
regulations and/or requirements of the governmental
or regulatory body of securities in the People's
Republic of China [the PRC], The Stock Exchange of
Hong Kong Limited [the Stock Exchange] or of any
other governmental or regulatory body, to exercise,
whether by a single exercise or otherwise, all the
powers of the Company to allot, issue and deal with
the overseas listed foreign shares [H Shares] during
the relevant period, not exceed 20% of the aggregate
nominal amount of the H Shares of the Company; and
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Articles of Association of the
Company or any applicable Law to be held]; subject to
 the approval of all relevant government authorities
in the PRC for the issue and allotment of and dealing
 in such H Shares being granted to: i) make such
corresponding amendments to the Articles of
Association [the Articles] of the Company as it
thinks fit so as to change the registered capital of
the Company and to reflect the new capital structure
of the Company upon the exercise of the authority to
allot, issue and deal in H Shares as conferred under
this resolution above; and ii) file the amended
Articles with the relevant governmental authorities

PROPOSAL #S.10: Approve the proposed amendments to                         ISSUER          YES          FOR               FOR
the Articles of Association of the Company, and
authorize any 1 Director or the Secretary to the
Board to deal with on behalf of the Company the
relevant filing, amendments and registration [where
necessary] procedures and other related issues
arising from the amendments to the Articles of
Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA OILFIELD SVCS LTD
  TICKER:                N/A             CUSIP:     Y15002101
  MEETING DATE:          8/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.A: Approve and grant authority for the                         ISSUER          YES          FOR               FOR
making of the recommended voluntary cash tender offer
 by COSL Norwegian AS, an indirect wholly-owned
subsidiary of the Company, to acquire all issued and
outstanding shares in Awilco Offshore ASA, subject to
 the satisfaction of the conditions as specified and
on the terms outlined in the Circular [the 'Offer'],
including without limitation, the method of
acquisition, the subject matter of the acquisition,
the party to the acquisition, the offer price and the
 pricing basis

PROPOSAL #S.B: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company [Director] and any one Director. to take
any action and further actions, on behalf of the
Company, it/he considers necessary, appropriate,
desirable or expedient in connection with the Offer,
including without limitation executing and delivering
 any and all agreements, documents and instruments,
if any, to execute and/or perform all necessary and
ancillary actions with respect to the Offer and to
perfect the Offer, including without limitation
making any amendments, revisions, supplements or
waivers of any matters in relation to, in connection
with or incidental to, the Offer which the Board of
Directors consider are in the interest of the
Company, provided that such amendments, revisions,
supplements or waivers shall not result in a material
 change to the material terms of the Offer; and to
deal with any matters in connection with the
financing of the Offer; and any and all past actions
by the Directors which they may deem or have deemed
in their sole discretion to be necessary with respect
 to any of the matters contemplated by this resolution

PROPOSAL #S.C: Approve that the resolution is valid                        ISSUER          YES          FOR               FOR
for a period of 12 months from the date of passing

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA OILFIELD SVCS LTD
  TICKER:                N/A             CUSIP:     Y15002101
  MEETING DATE:          12/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve that, the issue of Domestic                         ISSUER          YES          FOR               FOR
Corporate Bonds in the PRC [subject to the approval
of the CSRC and the conditions of the bonds market in
 the PRC]: as specified; authorize the Board, to deal
 with matters relating to the issue of the Domestic
Corporate Bonds the Board; to deal with all matters
in connection with the issue of the Domestic
Corporate Bonds in the PRC, including but not limited
 to the following: [i] so far as permitted by laws
and regulations, implement specific plan for the
issue of the Domestic Corporate Bonds and make
amendments and adjustments to the terms of the issue
according to market conditions and the conditions of
the Company, including but not limited to the timing
of issue, issue size, issue price, maturity, whether
to issue in tranches and their respective size and
maturity, coupon rate and method of determination,
conditions for redemption or repurchase, credit
rating arrangements, guarantees, other terms of the
bonds and all other matters relating to the issue of
the Domestic Corporate Bonds; [ii] take all necessary
 and ancillary actions relating to the issue of the
Domestic Corporate Bonds, including but not limited
to appointing intermediaries for the proposed issue
of the Domestic Corporate Bonds, making underwriting
arrangements and applying to the relevant PRC
regulatory authorities the issue of the Domestic
Corporate Bonds, obtaining approval from the relevant
 PRC regulatory authorities, appointing a trustee for
 the proposed issue of the Domestic Corporate Bonds,
executing trust and custodian agreements and
stipulating rules for bondholders meeting and
arranging for other issues and liquidity matters;
[iii] take all necessary actions to determine and
make arrangements for all matters relating to the
proposed issue and listing of the Domestic Corporate
Bonds, including negotiating, approving, authorizing,
 executing, amending and completing relevant legal
documents, agreements, contracts relating to the
issue and listing of the Domestic Corporate Bonds and
 make appropriate disclosure, and insofar as the
Board shall have taken any actions for the foregoing
matters, to approve, confirm and ratify the same;
[iv] should the polices of the PRC regulatory
authorities in relation to the issue of the Domestic
Corporate Bonds change or the market conditions
change, save for those matters requiring resolutions
by the Shareholders in general meetings as stipulated
 by the relevant laws, regulations and the Articles
of Association, to amend the specific plan for the
issue of the Domestic Corporate Bonds based on the
feedback [if any] from the relevant PRC regulatory
authorities or to exercise discretion to delay or
suspend the issue of the Domestic Corporate Bonds;
[v] deal with any matters relating to the issue and
listing of the Domestic Corporate Bonds pursuant to
the relevant rules of the relevant domestic stock
exchange[s]; and [vi] in the occurrence of an event
of expected inability to repay principals and
interests of the Domestic Corporate Bonds as

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA OILFIELD SVCS LTD
  TICKER:                N/A             CUSIP:     Y15002101
  MEETING DATE:          2/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, the agreement dated                      ISSUER          YES          FOR               FOR
 19 DEC 2008 [the Agreement] entered into between the
 Company and [Offshore Oil Engineering Co., Limited]
[CNOCC Engineering] in respect of the building of the
 jack-up rigs to named COSL 922, COSL 923 and COSL
924 by CNOCC Engineering for the Company pursuant to
the Agreement, as specified and authorize the
Directors of the Company, acting together,
individually or by Committee, to execute all such
documents and/or to do all such acts on behalf of the
 Company as they may consider necessary, desirable or
 expedient for the purpose of, or in connection with,
 the implementation and completion of the Agreement
and the transactions contemplated therein

PROPOSAL #2.: Approve, the performance of each of the                      ISSUER          YES        AGAINST           AGAINST
 grantees of the stock appreciation rights under the
Stock Appreciation Rights Scheme [the Scheme] [as
specified], to grant to each of the grantees the
share appreciation rights under such Scheme and
authorize the Directors of the Company, acting
together, individually or by Committee, to execute
all such documents and/or to do all such acts on
behalf of the Company as they may consider necessary,
 desirable or expedient for the purpose of, or in
connection with, the implementation and completion of
 the Scheme and the transactions contemplated therein

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA OVERSEAS LD & INVT LTD
  TICKER:                N/A             CUSIP:     Y15004107
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the CSCECL Group Engagement                          ISSUER          YES          FOR               FOR
Agreement and the transactions contemplated
thereunder and the implementation thereof; the CSCECL
 Construction Engagement Cap  for the period between
01 JUN 2009 and 31 MAY 2012; and authorize any one
Director of the Company for and on behalf of the
Company to execute all such other documents,
instruments and agreements and to do all such acts or
 things deemed by him to be incidental to, ancillary
to or in connection with the matters contemplated in
the CSCECL Group Engagement Agreement and the
transactions contemplated thereunder including the
affixing of Common Seal thereon

PROPOSAL #2.: Approve the CSC Group Engagement                             ISSUER          YES          FOR               FOR
Agreement and the transactions contemplated
thereunder and the implementation thereof; the CSC
Construction Engagement Cap  for the period between
01 JUL 2009 and 30 JUN 2012; and authorize any one
Director of the Company and on behalf of the Company
to execute all such other documents, instruments and
agreements and to do all such acts or things deemed
by him to be incidental to, ancillary to or in
connection with the matters contemplated in the CSC
Group Engagement Agreement and the transactions
contemplated thereunder including the affixing of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA OVERSEAS LD & INVT LTD
  TICKER:                N/A             CUSIP:     Y15004107
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the reports of the Directors and the
Auditors for the YE 31 DEC 2008

PROPOSAL #2.a: Re-elect Mr. Chen Bin as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.b: Re-elect Mr. Zhu Yijian as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.c: Re-elect Mr. Luo Liang as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.d: Re-elect Dr. Li Kwok Po, David as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #2.e: Re-elect Dr. Fan Hsu Lai Tai, Rita as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #3.: Authorize the Board to fix the                               ISSUER          YES          FOR               FOR
remuneration of the Directors

PROPOSAL #4.: Declare of a final dividend for the YE                       ISSUER          YES          FOR               FOR
31 DEC 2008 of HKD 7 cents per share

PROPOSAL #5.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Auditors and authorize the Board to fix their
remuneration

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to this Resolution, to purchase shares in
the capital of the Company during the relevant
period, on The Stock Exchange of Hong Kong Limited
[the Stock Exchange] or any other stock exchange
recognized for this purpose by the Securities and
Futures Commission of Hong Kong and the Stock
Exchange under the Hong Kong Code on Share
Repurchases, not exceeding 10% of the aggregate
nominal amount of the share capital of the Company in
 issue as at the date of passing this Resolution;
[Authority expires at the conclusion of the next AGM
of the Company or the expiration of the period within
 which the next AGM of the Company is required by the
 Articles of Association of the Company and/or the
Companies Ordinance [Chapter 32 of the Laws of Hong

PROPOSAL #7.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to this Resolution, pursuant to Section 57B
of the Companies Ordinance [Chapter 32 of the Laws of
 Hong Kong] to allot, issue and deal with additional
shares in the capital of the Company and to make or
grant offers, agreements, options and rights of
exchange during the relevant period, not exceeding
the aggregate of a) 20% of the share capital of the
Company; and b) the nominal amount of share capital
repurchased [up to 10% of the aggregate nominal
amount of the share capital], otherwise than pursuant
 to i) a rights issue; or ii) the exercise of
subscription or conversion rights under the terms of
any bonds or securities which are convertible into
shares of the Company; or iii) any option scheme or
similar arrangement for the time being adopted for
the grant or issue to Directors and/or employees of
the Company and/or any of its subsidiaries of shares
or rights to acquire shares of the Company; or iv)
any scrip dividend or similar arrangement providing
for the allotment of shares in lieu of the whole or
part of a dividend on shares of the Company in
accordance with the Articles of Association of the
Company; [Authority expires the earlier of the
conclusion of the next AGM or the expiration of the
period within which the next AGM is to be held by
Articles of Association and/or Companies Ordinance
[Chapter 32 of the Laws of Hong Kong] to be held]

PROPOSAL #8.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of the Resolutions 6 and 7, to extend the general
mandate granted to the Directors of the Company
pursuant to the Resolution 7, by an amount
representing the aggregate nominal amount of share
capital of the Company purchased by the Company under
 the authority granted pursuant to the Resolution 6,
provided that such amount shall not exceed 10% of the
 aggregate nominal amount of the issued share capital
 of the Company as at the date of passing this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA PETE & CHEM CORP
  TICKER:                N/A             CUSIP:     Y15010104
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the third Session                      ISSUER          YES          FOR               FOR
 of the Board of Directors of Sinopec Corporation
[including the report of the Board of Directors of
Sinopec Corporation for the year 2008]

PROPOSAL #2.: Receive the report of the third Session                      ISSUER          YES          FOR               FOR
 of the Supervisory Committee of Sinopec Corporation
[including the report of the Supervisory Committee of
 Sinopec Corporation for the year 2008]

PROPOSAL #3.: Approve the audited accounts and                             ISSUER          YES          FOR               FOR
audited consolidated accounts of Sinopec Corporation
for the YE 31 DEC 2008

PROPOSAL #4.: Approve the plan for allocating any                          ISSUER          YES          FOR               FOR
surplus common reserve funds at amount of RMB 20
billion from the after-tax profits

PROPOSAL #5.: Approve the profit distribution plan                         ISSUER          YES          FOR               FOR
for the YE 31 DEC 2008

PROPOSAL #6.: Re-appoint KPMG Huazhen and KPMG as the                      ISSUER          YES          FOR               FOR
 domestic and overseas Auditors of Sinopec
Corporation for the year 2009, respectively, and
authorize the Board of Directors to determine their

PROPOSAL #7.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
determine the interim profit distribution plan of
Sinopec Corporation for 2009

PROPOSAL #8.1: Elect Mr. Su Shulin as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #8.2: Elect Mr. Wang Tianpu as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #8.3: Elect Mr. Zhang Yaocang as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #8.4: Elect Mr. Zhang Jianhua as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #8.5: Elect Mr. Wang Zhigang as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.6: Elect Mr. Cai Xiyou as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #8.7: Elect Mr. Cao Yaofeng as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #8.8: Elect Mr. Li Chunguang as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.9: Elect Mr. Dai Houliang as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.10: Elect Mr. Liu Yun as a Director                            ISSUER          YES          FOR               FOR

PROPOSAL #8.11: Elect Mr. Liu Zhongli as an                                ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #8.12: Elect Mr. Ye Qing as an Independent                        ISSUER          YES          FOR               FOR
Non-Executive Director

PROPOSAL #8.13: Elect Mr. Li Deshui as an Independent                      ISSUER          YES          FOR               FOR
 Non-Executive Director

PROPOSAL #8.14: Elect Mr. Xie Zhongyu as an                                ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #8.15: Elect Mr. Chen Xiaojin as an                               ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #9.1: Elect Mr. Wang Zuoran as a Supervisor                       ISSUER          YES          FOR               FOR

PROPOSAL #9.2: Elect Mr. Zhang Youcai as a Supervisor                      ISSUER          YES          FOR               FOR

PROPOSAL #9.3: Elect Mr. Geng Limin as a Supervisor                        ISSUER          YES          FOR               FOR

PROPOSAL #9.4: Elect Mr. Zou Huiping as a Supervisor                       ISSUER          YES          FOR               FOR

PROPOSAL #9.5: Elect Mr. Li Yonggui as a Supervisor                        ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve the Service Contracts between                       ISSUER          YES          FOR               FOR
Sinopec Corporation and Directors of the Fourth
Session of the Board Directors and Supervisors of the
 Fourth Session of the Supervisory Committee
[including emoluments provisions]

PROPOSAL #11.: Authorize the Secretary to the Board                        ISSUER          YES          FOR               FOR
of Directors to, on behalf of Sinopec Corporation,
deal with all applications, approval, registrations,
disclosure and filings in relation to the reelection
of Directors and Supervisors

PROPOSAL #S.12: Amend the Articles of Association and                      ISSUER          YES          FOR               FOR
 its appendices of Sinopec Corporation

PROPOSAL #S.13: Authorize the Secretary to the Board                       ISSUER          YES          FOR               FOR
of Directors of Sinopec Corporation to, on behalf of
Sinopec Corporation, deal with all applications,
approval, registrations and filing relevant to the
proposed amendments to the Articles of Association
and its appendices

PROPOSAL #S.14: Authorize the Board of Directors of                        ISSUER          YES        AGAINST           AGAINST
Sinopec Corporation to determine the proposed plan
for issuance of debt financing instrument(s): it is
proposed to the shareholders at the AGM, pursuant to
the relevant regulations, within the maximum balance
of the issuable bonds, namely after issuance, the
relevant accumulative debt financing instruments
balance shall not exceed 40% of the latest total
audited net assets of Sinopec Corporation, to
determine issuance of debt financing instruments,
principal of which shall not exceed 10% of the latest
 audited net assets of Sinopec Corporation stated in
the consolidated financial statements prepared in
accordance with the Accounting Standards for Business
 Enterprises, on one issuance or several issuances,
including but not limited to short term financial
instruments and mid-term financial notes; to
generally and to determine the terms and conditions
and all other matters in relation to the issuance of
such debt financing instrument(s) based on the needs
of Sinopec Corporation and the market conditions,
including without limitation to the determination of
the actual value, interest rate, and term of the
bond(s) subject to the aforementioned limits, as well
 as to the production, execution and disclosure of
all necessary documents thereof; [authority expires
at the completion of the next shareholders meeting of
 Sinopec Corporation]

PROPOSAL #S.15: Authorize the Board of Directors of                        ISSUER          YES        AGAINST           AGAINST
Sinopec Corporation a general mandate to issue new
shares: in order to grant discretion to the Board of
Directors on the flexibility of issuance of new
shares, to allot issue and deal with shares not
exceeding 20% of the existing domestic listed shares
and overseas listed foreign shares of Sinopec
Corporation however, notwithstanding the obtaining of
 the general mandate, any issue of domestic shares
needs shareholders' approval at shareholders' meeting
 in accordance with the relevant PRC Laws and
regulations' it is resolved as follow: 1) Subject to
paragraphs (3) and (4) and pursuant to the Company
Law [the Company Law] of the People's Republic of
China (the PRC) and the listing rules of the relevant
 stock exchanges [as amended from time to time], to
allot, issue and deal with shares during the Relevant
 Period and to determine the terms and conditions for
 the allotment and issue of new shares including the
following terms: a) class and number of new shares to
 be issued; b) price determination method of new
shares and/or issue price [including price range]; c)
 the starting and closing dates for the issue; d)
class and number of the new shares to be issued to
existing shareholders; and e) the making or granting
of offers, agreements and options which might require
 the exercise of such powers; 2) to make or grant
offers, agreements and options which would or might
require the exercise of such powers after the end of
the relevant period; 3) the aggregate nominal amount
of new domestic listed shares and new overseas listed
 foreign shares allotted, issued and dealt with or
agreed conditionally or unconditionally to be
allotted, issued and dealt with [whether pursuant to
an option or otherwise] by the Board of Directors of
Sinopec Corporation pursuant to the approval in
paragraph (1), otherwise than pursuant to issue of
shares by conversion of the surplus reserve into
share capital in accordance with the Company Law of
the PRC and the Articles of Association of Sinopec
Corporation, shall not exceed 20% of each class of
the existing domestic listed shares and overseas
listed foreign shares of Sinopec Corporation In
exercising the powers granted in paragraph (1), the
Board of Directors of Sinopec Corporation must (i)
comply with the Company Law of the PRC and the
relevant regulatory stipulations [as amended from
time to time] of the places where Sinopec Corporation
 is listed; and (ii) obtain approval from China
Securities Regulatory Commission and other relevant
PRC government departments, The Board of Directors of
 Sinopec Corporation, subject to the approval of the
relevant authorities of the PRC and in accordance
with the Company Law of the PRC, authorized to
increase the registered capital of Sinopec
Corporation to the required amount upon the exercise
of the powers pursuant to paragraph (1) above to
authorise the Board of Directors to sign the
necessary documents, complete the necessary
formalities and take other necessary steps to

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA RAILWAY CONSTRUCTION CORPORATION LTD
  TICKER:                N/A             CUSIP:     Y1508P110
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for the YE 31 DEC 2008;
[Please refer to the relevant sections in Report of
Directors of the 2008 annual report of the Company]

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the YE 31 DEC 2008;
[Please refer to the relevant sections in Report of
Supervisory Committee of the 2008 annual report of
the Company]

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements of the Company for the YE 31 DEC 2008;
[Please refer to the Independent Auditors' Report of
the 2008 annual report of the Company]

PROPOSAL #4.: Approve the proposal for profits                             ISSUER          YES          FOR               FOR
distribution of the Company for the YE 31 DEC 2008;
[Please refer to the circular of the Company dated 30
 APR 2009 for details]

PROPOSAL #5.: Approve the annual report of the                             ISSUER          YES          FOR               FOR
Company for the YE 31 DEC 2008 and its summary

PROPOSAL #6.: Approve the changes to the use of the H                      ISSUER          YES          FOR               FOR
 share proceeds; [Please refer to the circular of the
 Company dated 30 APR 2009 for details]

PROPOSAL #7.: Re-appoint Ernst & Young and Ernst &                         ISSUER          YES          FOR               FOR
Young Hua Ming as the External Auditors of the
Company and approve the payment of their fees for
2008; [Please refer to the Corporate Governance
Report  Auditors' remuneration of the 2008 annual
report of the Company]

PROPOSAL #8.1: Appoint Mr. Zhao Guangfa as an                              ISSUER          YES          FOR               FOR
Executive Director of the first session of the Board
of Directors of the Company

PROPOSAL #8.2: Appoint Mr. Zhu Mingxian as a Non-                          ISSUER          YES          FOR               FOR
Executive Director of the first session of the Board
of Directors of the Company; [Please refer to the
circular of the Company dated 30 APR 2009 for details]

PROPOSAL #9.: Approve the remuneration policy of the                       ISSUER          YES          FOR               FOR
Directors and the Supervisors of China Railway
Construction Corporation Limited; [Please refer to
the circular of the Company dated 30 APR 2009 for

PROPOSAL #10.: Approve the new annual basic salaries                       ISSUER          YES          FOR               FOR
for the Independent Directors of the Company; [Please
 refer to the circular of the Company dated 30 APR
2009 for details]

PROPOSAL #11.: Approve the remuneration packages for                       ISSUER          YES          FOR               FOR
the Directors of the Company for the YE 31 DEC 2008;
[Please refer to the circular of the Company dated 30
 APR 2009 for details]

PROPOSAL #S.1: Approve the proposed amendments to the                      ISSUER          YES          FOR               FOR
 Articles of Association of the Company [the Articles
 of Association] in respect of the last clause of
Article 82, Article 84, Article 87, Article 89,
Article 108, Article 128, Clause 2 of Article 163,
Article 247, Article 252, Article 254, Article 269,
Article 290 and Clause 4 of Article 292 and the
deletion of Article 291 pursuant to the latest
amendments of the Rules Governing the Listing of
Securities on the Stock Exchange of Hong Kong Limited
 in respect of the delivery of corporate
communications by posting on the website of the
Company and the changes of cash dividend policy
imposed by the China Securities Regulatory Commission
 and the relevant laws, regulations and practices of
the PRC, and authorize the Secretary to the Board of
Directors of the Company [the Board] to deal with all
 the relevant matters in relation to the amendments
to the Articles of Association including application,
 submission for approval, registration and reporting
for record (including making amendments to the
wording of the Articles of Association as required by
 the relevant authorities of the PRC government);
[Please refer to the circular of the Company dated 30
 APR 2009 for details]

PROPOSAL #S.2: Authorize the Board, subject to this                        ISSUER          YES        AGAINST           AGAINST
Resolution, during the Relevant Period (as
specified), to issue, allot and/or deal with
additional H Shares, and to make or grant offers,
agreements or options in respect thereof: (i) such
mandate shall not extend beyond the Relevant Period
save that the Board may during the Relevant Period
make or grant offers, agreements or options which
might require the exercise of such powers after the
end of the Relevant Period; (ii) the aggregate
nominal amount of the H Shares to be issued, allotted
 and/or dealt with or agreed conditionally or
unconditionally to be issued, allotted and/or dealt
with by the Board shall not exceed 20% of the
aggregate nominal amount of its existing H Shares at
the date of the passing of this resolution; and (iii)
 the Board will only exercise its power under such
mandate in accordance with the Company Law of the PRC
 and the Rules Governing the Listing of Securities on
 The Stock Exchange of Hong Kong Limited (as amended
from time to time) or applicable laws, rules and
regulations of other government or regulatory bodies
and only if all necessary approvals from the China
Securities Regulatory Commission and/or other
relevant PRC government authorities are obtained;
[Authority expires of the earlier of the conclusion
of the next AGM of the Company following the passing
of this special resolution or the expiration of the
12-month period following the passing of this special
 resolution]; (c) Contingent on the Board resolving
to issue H Shares pursuant to this special
resolution, and to increase the registered capital of
 the Company to reflect the number of H Shares to be
issued by the Company pursuant to this special
resolution and to make such appropriate and necessary
 amendments to the Articles of Association of the
Company as they think fit to reflect such increase in
 the registered capital of the Company and to take
any other action and complete any formality required
to effect the issuance of H Shares pursuant to this
special resolution and the increase in the registered

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA RAILWAY GROUP LTD
  TICKER:                N/A             CUSIP:     Y1509D116
  MEETING DATE:          10/20/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the amendments to the                                ISSUER          YES          FOR               FOR
Administrative Rules Governing related party
transactions

PROPOSAL #2.i: Approve the provision of guarantee                          ISSUER          YES        AGAINST           AGAINST
amounting to RMB 600,000,000 to China Henan
International Cooperation Group Co., Ltd. by China
Railway NO. 7 Engineering Group Co., Ltd. [a wholly-
owned subsidiary of the Company]

PROPOSAL #2.ii: Approve, the provision of guarantee                        ISSUER          YES        AGAINST           AGAINST
amounting to RMB 160,000,000 to China Railway No.10
Engineering Group No.3 Construction Company Limited,
by China Railway No.10 Engineering Group Company
Limited, [a wholly-owned subsidiary of the Company]

PROPOSAL #S.3: Authorize the Company, within 36                            ISSUER          YES        AGAINST           AGAINST
months from the date of passing of this resolution,
to publicly issue and offer Corporate bonds [the
Corporate Bonds] of principal amount not exceeding
RMB 15 billion in mainland China with a term of
maturity not exceeding 15 years, in single tranche or
 multiple tranches; authorize, Mr. Shi Dahua
[Chairman of the Company] and Mr. Li Changjin
[President of the Company] to jointly exercise all
powers to handle all matters relating to the issue
and listing of the Corporate Bonds, including but not
 limited to: i) to decide on specific matters
relating to the issue and listing of the Corporate
Bonds, including but not limited to the arrangements
as to whether or not to issue in tranches and whether
 or not to issue multiple types of bonds and their
terms, the arrangements in relation to the issue size
 and maturity of each tranche and each type, the
duration and method of repayment of the principal and
 the interests, the matters as to whether any terms
for repurchase and redemption will be in place, the
pricing approach, the coupon interest rate, the
details of use of proceeds, the measures for
guaranteeing the repayment, the guarantee, the
listing of bonds, the stock exchanges on which the
bonds will be listed and the selection of qualified
professional advisers in the issue of the Corporate
Bonds; ii) to negotiate on behalf of the Company in
relation to all matters regarding the issue and
listing of the Corporate Bonds, to execute all
relevant agreements and other necessary documents,
and to make proper disclosure of all relevant
information; iii) to carry out all necessary relevant
 procedures with respect to the approval of the issue
 and listing of the Corporate Bonds by the relevant
regulatory authorities, and to make suitable
adjustments to the specific issue of the Corporate
Bonds in accordance with the directions from the
regulatory authorities [if any]; and iv) to take all
necessary actions and deal with or make decisions on

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA RES ENTERPRISE LTD
  TICKER:                N/A             CUSIP:     Y15037107
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
financial statements and the Directors' report and
the Independent Auditor's report for the YE 31 DEC

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.a: Re-elect Mr. Qiao Shibo as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.b: Re-elect Mr. Chen Lang as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.c: Re-elect Mr. Wang Qun as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.d: Re-elect Mr. Lau Pak Shing as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.e: Re-elect Mr. Jiang Wei as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.f: Re-elect Mr. Wang Shuaiting as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.g: Re-elect Mr. Yan Biao as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.h: Re-elect Dr. Chan Po Fun, Peter as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.i: Approve to fix the fees for all the                         ISSUER          YES          FOR               FOR
Directors

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to this resolution, to repurchase shares of
HKD 1.00 each in the capital of the Company on The
Stock Exchange of Hong Kong Limited [the Stock
Exchange] or on any other Stock Exchange on which the
 securities of the Company may be listed and
recognized by the Securities and Futures Commission
of Hong Kong and the Stock Exchange for this purpose,
 subject to and in accordance with all applicable
laws and the requirements of the Rules Governing the
Listing of Securities on the Stock Exchange or of any
 other Stock Exchange as amended from time to time,
during the relevant period, shall not exceed 10% of
the aggregate nominal amount of the issued share
capital of the Company as at the date of this
resolution and the said approval shall be limited
accordingly; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by law to be held]

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to this resolution, pursuant to Section 57B
of the Companies Ordinance, to allot, issue and deal
with additional shares of HKD 1.00 each in the
capital of the Company and to make or grant offers,
agreements and options [including bonds, warrants and
 debentures convertible into shares of the Company],
during and after the end of relevant period, the
aggregate nominal amount of share capital allotted or
 agreed conditionally or unconditionally to be
allotted [whether pursuant to an option or otherwise]
 and issued by the Directors of the Company pursuant
to the approval of this resolution, otherwise than i)
 a rights issue [as hereinafter defined]; ii) an
issue of shares under any option scheme or similar
arrangement for the time being adopted for the grant
or issue of shares or rights to acquire shares of the
 Company; iii) an issue of shares upon the exercise
of the subscription or conversion rights under the
terms of any warrants or any securities of the
Company which are convertible into shares of the
Company; or iv) an issue of shares as scrip dividends
 pursuant to the Articles of Association of the
Company from time to time, shall not exceed 20% of
the aggregate nominal amount of the issued share
capital of the Company as at the date of passing this
 resolution and the said approval shall be limited
accordingly; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by Law to be held]

PROPOSAL #7.: Approve, subject to the passing of the                       ISSUER          YES        AGAINST           AGAINST
resolutions as proposed under items 5 and 6, as
specified in the notice convening this meeting, the
general mandate granted to the Directors of the
Company to allot, issue and deal with additional
shares pursuant to the resolution as proposed under
item 6 and extended by the addition thereto of an
amount representing the aggregate nominal amount of
shares in the capital of the Company repurchased by
the Company under the authority granted pursuant to
the resolution as proposed under item 5, provided
that such amount of shares so repurchased shall not
exceed 10% of the aggregate nominal amount of the
issued share capital of the Company as at the date of
 the said resolution

PROPOSAL #S.8: Amend the Articles 70, 115, 120, 150,                       ISSUER          YES          FOR               FOR
150.3 and 149.5 of the Company's Articles of
Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA RESOURCES LAND LTD
  TICKER:                N/A             CUSIP:     G2108Y105
  MEETING DATE:          7/14/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company from HKD 500,000,000
divided into 5,000,000,000 ordinary shares of HKD
0.10 each in the capital of the Company [Shares] to
HKD 700,000,000 divided into 7,000,000,000 Shares by
the creation of an additional 2,000,000,000 new
shares, such additional new Shares to rank pari passu
 in all respects with the existing Shares, and
authorize any 1 Director of the Company to sign all
such documents and to do all such acts or things for
or incidental to such purpose

PROPOSAL #2.: Approve the Conditional Sale and                             ISSUER          YES          FOR               FOR
Purchase Agreement [the Sale and Purchase Agreement]
dated 06 JUN 2007 entered into between Gain Ahead
Group Limited [the Vendor], China Resources
[Holdings] Company Limited [the Guarantor] and the
Company [the Purchaser] [as specified] in relation
to, among other matters, the Acquisition [as defined
in the circular [the Circular] of the Company to its
shareholders dated 27 JUN 2008] [as specified], be
hereby approved in all respects and all the
transactions contemplated thereby including but not
limited to the allotment and issue to the Vendor [or
as it may direct] of 675,799,850 ordinary shares of
HKD 0.10 each in the capital of the Company at the
issue price of HKD 13.34 each credited as fully paid
up and ranking pari passu with the existing issued
shares of the Company [the Consideration Shares] to
the Vendor [or as it may direct] pursuant to the Sale
 and Purchase Agreement; and authorize the Directors
to sign execute, perfect and deliver all such
documents and deeds, and do all such actions which
are in their opinion necessary, appropriate,
desirable or expedient for the implementation and
completion of the Sale and Purchase Agreement, the
allotment and issue of the Consideration Shares to
the Vendor [or as it may direct], all other
transactions contemplated under or incidental to the
Sale and Purchase Agreement and all other matters
incidental thereto or in connection therewith and to
agree to the variation and waiver of any of the
matters relating thereto that are, in the opinion of
the Directors, appropriate, desirable or expedient in
 the context of the Acquisition and are in the best

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA RESOURCES LAND LTD
  TICKER:                N/A             CUSIP:     G2108Y105
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the Directors' report and the
Independent Auditor's report for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Mr. Wang Yin as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Re-elect Mr. Yan Biao as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.3: Re-elect Mr. Ding Jiemin as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Re-elect Mr. Ho Hin Ngai as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Re-elect Mr. Yan Y Andrew as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.6: Re-elect Mr. Wan Kam To, Peter as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.7: Approve to fix the remuneration of the                      ISSUER          YES          FOR               FOR
 Directors

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to this resolution, to repurchase shares of
HKD 0.10 each in the capital of the Company on the
Stock Exchange of Hong Kong Limited [the Stock
Exchange] or on any other Stock Exchange on which the
 securities of the Company may be listed and
recognized by the Securities and Futures Commission
of Hong Kong and the Stock Exchange for this purpose,
 subject to and in accordance with all applicable
laws and the requirements of the Rules Governing the
Listing of Securities on the Stock Exchange or of any
 other Stock Exchange as amended from time to time,
generally and unconditionally; the aggregate nominal
amount of shares of the Company which the Directors
of the Company are authorized to repurchase pursuant
to this resolution shall not exceed 10% of the
aggregate nominal amount of the issued share capital
of the Company as at the date of this resolution and
the said approval shall be limited accordingly;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by Law to be held]

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to this resolution, to allot, issue and deal
 with additional shares of HKD 0.10 each in the
capital of the Company and to make or grant offers,
agreements and options [including bonds, warrants and
 debentures convertible into shares of the Company]
which would or might require the exercise of such
power be and generally and unconditionally to make or
 grant offers, agreements and options [including
bonds, warrants and debentures convertible into
shares of the Company] which would or might require
the exercise of such power after the end of the
relevant period; the aggregate nominal amount of
share capital allotted or agreed conditionally or
unconditionally to be allotted [whether pursuant to
an option or otherwise] and issued by the Directors
of the Company pursuant to this resolution, otherwise
 than i) a rights issue [as specified]; ii) an issue
of shares under any option scheme or similar
arrangement for the time being adopted for the grant
or issue of shares or rights to acquire shares of the
 Company; iii) an issue of shares upon the exercise
of the subscription or conversion rights under the
terms of any warrants or any securities of the
Company which are convertible into shares of the
Company; or iv) an issue of shares as scrip dividends
 pursuant to the Articles of Association of the
Company from time to time, shall not exceed 20% of
the aggregate nominal amount of the issued share
capital of the Company as at the date of passing this
 resolution, and the said approval shall be limited
accordingly; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of

PROPOSAL #7.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to the passing of the Resolution 5 and 6 as
specified in this meeting, to allot, issue and deal
with additional shares pursuant to Resolution 6 as
specified in this meeting be and is hereby extended
by the addition thereto of an amount representing the
 aggregate nominal amount of shares in the capital of
 the Company repurchased by the Company under the
authority granted pursuant to Resolution 5 as
specified in this meeting, provided that such amount
of shares so repurchased shall not exceed 10% of the
aggregate nominal amount of the issued share capital
of the Company as at the date of the said resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA RESOURCES POWER HOLDINGS CO LTD
  TICKER:                N/A             CUSIP:     Y1503A100
  MEETING DATE:          7/2/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the execution of the                      ISSUER          YES          FOR               FOR
 sale and purchase agreement [the CRL Acquisition
Agreement] dated 20 MAY 2008 between China Resources
Power Project Service Company Limited and China
Resources Company Limited in relation to the
acquisition of 60% equity interest of China Resources
 Power [Jiangsu] Investment Company Limited for a
consideration of RMB 1,433,000,000 [a copy of the CRL
 Acquisition Agreement has been produced to the
meeting and marked A and initialed by the Chairman of
 the meeting for identification], and the
transactions contemplated thereunder; and authorize
any one or more of the Directors of the Company to
sign or execute such other documents or supplemental
agreements or deeds on behalf of the Company and to
do all such things and take all such actions as he
may consider necessary or desirable for the purpose
of giving effect to the CRL Acquisition Agreement and
 completing the transactions contemplated thereunder
with such changes as any such Director(s) may
consider necessary, desirable or expedient

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA RESOURES PWR HLDGS CO LTD
  TICKER:                N/A             CUSIP:     Y1503A100
  MEETING DATE:          6/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the report of the Directors and the
Independent Auditor's report for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.1: Re-elect Mr. Wang Shuai Ting as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.2: Re-elect Mr. Tang Cheng as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Re-elect Mr. Zhang Shen Wen as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.4: Re-elect Mr. Jiang Wei as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.5: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the remuneration of the Directors

PROPOSAL #4.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Auditors and authorize the Directors to fix their
 remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to repurchase shares at par value of HKD
1.00 each in the capital of the Company on The Stock
Exchange of Hong Kong Limited [the Stock Exchange] or
 on any other stock exchange on which the securities
of the Company may be listed and recognized by the
Securities and Futures Commission of Hong Kong and
the Stock Exchange for this purpose, subject to and
in accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange or of any other
stock exchange as amended from time to time; the
aggregate nominal amount of shares of the Company
which the Directors of the Company are authorized to
repurchase shall not exceed 423,223,396 shares,
representing not more than 10% of the aggregate
nominal amount of the issued share capital of the
Company as at the date of this resolution [ie.
4,232,233,969 shares] and the said approval shall be
limited accordingly; [Authority expires earlier at
the conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by any applicable law or the
 Articles of Association of the Company to be held]

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 pursuant to Section 57B of the Companies Ordinance,
to allot, issue and deal with additional shares of
HKD 1.00 each at par in the capital of the Company
and to make or grant offers, agreements and options
[including bonds, warrants and debentures convertible
 into shares of the Company] which would or might
require the exercise of such power and after the end
of the relevant period; the aggregate nominal amount
of shares allotted or agreed conditionally or
unconditionally to be allotted [whether pursuant to
an option or otherwise] and issued by the Directors
of the Company, otherwise than (i) a rights issue [as
 specified]; (ii) an issue of shares under any option
 scheme or similar arrangement for the time being
adopted for the grant or issue of shares or rights to
 acquire shares of the Company; (iii) an issue of
shares upon the exercise of the subscription or
conversion rights under the terms of any warrants or
any securities of the Company which are convertible
into shares of the Company; or (iv) an issue of
shares as scrip dividends pursuant to the Articles of
 Association of the Company from time to time, shall
not exceed 20% of the aggregate nominal amount of the
 issued share capital of the Company as at the date
of passing this resolution; and [Authority expires
earlier at the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by any
applicable law or the Articles of Association of the
Company to be held]

PROPOSAL #7.: Approve that subject to the passing of                       ISSUER          YES        AGAINST           AGAINST
the resolution Nos.5 and 6 as specified, the general
mandate granted to the Directors of the Company to
allot, issue and deal with additional shares pursuant
 to resolution No.6 as specified added by which are
the aggregate nominal amount of shares, repurchased
by the Company under the authority granted pursuant
to resolution No.5 set out in the notice convening
this meeting, provided that such amount of shares so
repurchased shall not exceed 10% of the aggregate
nominal amount of the issued share capital of the
Company as at the date of the said resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA RY CONSTR CORP
  TICKER:                N/A             CUSIP:     Y1508P110
  MEETING DATE:          1/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Company, subject to the                       ISSUER          YES          FOR               FOR
conditions of the PRC bond market, to issue Medium-
term Notes on the following major terms: i) the
Company shall issue the Medium-term Notes in an
aggregate principal amount of no more than RMB 15
billion in the PRC, the Medium-term Notes may be
issued in one tranche or multiple tranches; ii) the
term of the Medium-term Notes shall not be more than
10 years; iii) the interest rate of the Medium-term
Notes shall be determined according to the
'Administration Method for Debt Financing Instrument
of Non-financial Institutions in the Inter-bank Bond
Market' issued by the People's Bank of China and made
 reference to the then market conditions; iv) the
Medium-term Notes shall be issued to the investors in
 the inter-bank market in the PRC and shall not be
issued to the public investors; v) the proceeds from
the issue of the Medium-term Notes shall be
principally used to replenish both the working
capital of the Company and the capital expenditure of
 the investment projects of the Company; vi) the
resolution relating to the proposed issue of the
Medium-term Notes shall be valid within 2 years after
 the date of the passing of the resolution at the
general meeting of the Company; b) authorize the
Chairman of the Board of the Directors of the Company
 or other persons authorized by the Chairman, to deal
 with all matters relating to the proposed issue of
Medium-term Notes in his/their sole discretion,
including but not limited to, determining the
specific time of the issue, the size of the issue,
the number of tranches, the interest rate; executing
all necessary documents, including but not limited
to, requests, prospectuses, underwriting agreements
and announcements in relation to the proposed issue
of the Medium-term Notes by the Company; completing
all necessary procedures, including but not limited
to, completing the relevant registrations in the
inter-bank market of the PRC and taking all other

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA RY GROUP LTD
  TICKER:                N/A             CUSIP:     Y1509D116
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for the YE 31 DEC 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the YE 31 DEC 2008

PROPOSAL #3.: Approve the work report of the                               ISSUER          YES          FOR               FOR
Independent Directors of the Company for the YE 31
DEC 2008

PROPOSAL #4.: Approve the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements of the Company for the YE 31 DEC
 2008

PROPOSAL #5.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Company's International Auditors and Deloitte
Touche Tohmatsu CPA Ltd. as the Company's Domestic
Auditors for a term ending at the next AGM of the
Company and authorize the Board of Directors of the
Company to determine their remuneration

PROPOSAL #6.: Approve the profit distribution plan of                      ISSUER          YES          FOR               FOR
 the Company for the YE 31 DEC 2008

PROPOSAL #7.: Appoint Mr. Yao Guiqing as a                                 ISSUER          YES          FOR               FOR
shareholder representative Supervisor of the Company
with immediate effect until the expiry of the term of
 the first session of the Supervisory Committee of
the Company and authorize the Board of Directors of
the Company to fix his emoluments

PROPOSAL #8.: Approve the remuneration plan for the                        ISSUER          YES          FOR               FOR
Directors and the Supervisors of the Company

PROPOSAL #9.: Approve the change in use of part of                         ISSUER          YES          FOR               FOR
proceeds from the A share offering of the Company

PROPOSAL #10.: Approve the amendments to the Rules                         ISSUER          YES          FOR               FOR
for the Independent Directors as specified

PROPOSAL #S.11: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company as specified

PROPOSAL #S.12: Amend the Procedural Rules for the                         ISSUER          YES          FOR               FOR
Shareholders' General Meeting of the Company as
specified

PROPOSAL #S.13: Amend the Procedural Rules for the                         ISSUER          YES          FOR               FOR
Board of Directors of the Company as specified

PROPOSAL #S.14: Authorize the Company, within the                          ISSUER          YES          FOR               FOR
registered period of the issue of the medium-term
notes [the Notes] or the duration of relevant matters
 after the date of passing of this resolution, to
publicly issue and offer the Notes of principal
amount not exceeding RMB 12 billion with a term not
exceeding 10 years in single or multiple tranches in
the PRC and the proceeds from the issue of the Notes
be used to repay loans and supplement the Company's
working capital and authorize the Board to exercise
all powers to handle all matters relating to the
issue of the Notes, including but not limited to: to
decide on specific matters relating to the issue of
the Notes, including but not limited to the
arrangements as to whether or not to issue the Notes
in tranches, the arrangements in relation to the
issue size and maturity dates, the duration and
method of repayment of the principal and the
interests, the matters as to whether any terms for
repurchase and redemption will be in place, the
pricing of the Notes, the coupon interest rate, the
details of use of proceeds, the measures for
guaranteeing the repayment, the guarantee and the
selection of qualified professional advisers in the
issue of the Notes; to negotiate on behalf of the
Company in relation to all matters regarding the
issue of the Notes, to execute all relevant
agreements and other necessary documents, and to make
 proper disclosure of all relevant information; to
carry out all necessary relevant procedures with
respect to the approval of the issue of the Notes by
the relevant regulatory authorities, and to make
suitable adjustments to the specific issue of the
Notes in accordance with the directions from the
regulatory authorities (if any); and to take all
necessary actions and deal with or make decisions on

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA SHENHUA ENERGY CO LTD
  TICKER:                N/A             CUSIP:     Y1504C113
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for the YE 31 DEC 2008

PROPOSAL #2.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Supervisors of the Company for the YE 31 DEC 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements of the Company for the YE 31 DEC 2008

PROPOSAL #4.: Approve the Company's Profit                                 ISSUER          YES          FOR               FOR
Distribution Plan for the YE 31 DEC 2008: i.e. final
dividend for the YE 31 DEC 2008 in the amount of RMB
0.46 per share [inclusive to tax] be declared and
distributed, the aggregate amount of which is
approximately RMB 9,149,000,000

PROPOSAL #5.: Approve the remuneration of the                              ISSUER          YES          FOR               FOR
Directors and Supervisors of the Company for the YE
31 DEC 2008: i.e. aggregate remuneration of the
Executive Directors is in the amount of RMB 843,181;
aggregate remuneration of the Non-Executive Directors
 is in the amount of RMB 1,350,000, of which the
aggregate remuneration of the Independent Non-
Executive Directors is in the amount of RMB
1,350,000, the Non-Executive Directors [other than
the Independent Non-Executive Directors] are
remunerated by Shenhua Group Co., Limited and are not
 remunerated by the Company; remuneration of the
Supervisors is in the amount of RMB 1,076,879

PROPOSAL #6.: Re-appoint KPMG Huazhen and KPMG as the                      ISSUER          YES          FOR               FOR
 PRC and International Auditors respectively of the
Company for 2009, the term of such re-appointment
shall continue until the next AGM, and authorize a
Committee comprising of Mr. Zhang Xiwu, Mr. Ling Wen
and Mr. Chen Xiaoyue, all being Directors of the
Company, to determine their remuneration

PROPOSAL #7.: Appoint Mr. Gong Huazhang as an                              ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company

PROPOSAL #8.: Approve the Coal Supply Framework                            ISSUER          YES          FOR               FOR
Agreement dated 27 MAR 2009 entered into between the
Company and Shaanxi Province Coal Transportation and
Sales [Group] Co Ltd, the proposed annual caps of RMB
 4,825,600,000 for the YE 31 DEC 2009 and RMB
6,110,000,000 for the YE 31 DEC 2010 thereto and the
transactions contemplated thereunder

PROPOSAL #S.9: Approve the proposed amendments to the                      ISSUER          YES          FOR               FOR
 Articles of Association of the Company [as
specified], and authorize a Committee comprising of
Mr. Zhang Xiwu and Mr. Ling Wen, all being Directors
of the Company, to, after passing of this resolution,
 carry out further amendments to the Articles of
Association of the Company as they may consider
necessary and appropriate at the request of relevant
regulatory authorities in the course of filing the
Articles of Association with such regulatory

PROPOSAL #S.10: Approve a general mandate to the                           ISSUER          YES        AGAINST           AGAINST
Board of Directors to, by reference to market
conditions and in accordance with needs of the
Company, to allot, issue and deal with, either
separately or concurrently, additional domestic
shares [A Shares] and overseas-listed foreign
invested shares [H Shares] not exceeding 20% of each
of the number of domestic shares [A Shares] and the
number of overseas-listed foreign invested shares [H
Shares] in issue at the time of passing this
resolution at AGM; pursuant to PRC laws and
regulations, the Company will seek further approval
from its shareholders in general meeting for each
issuance of domestic shares [A Shares] even where
this general mandate is approved; authorize the Board
 of Directors to [including but not limited to the
following]: (i) formulate and implement detailed
issuance plan, including but not limited to the class
 of shares to be issued, pricing mechanism and/or
issuance price [including price range], number of
shares to be issued, allottees and use of proceeds,
time of issuance, period of issuance and whether to
issue shares to existing shareholders; (ii) approve
and execute, on behalf of the Company, agreements
related to share issuance, including but not limited
to underwriting agreement and engagement agreements
of professional advisers; (iii) approve and execute,
on behalf of the Company, documents related to share
issuance for submission to regulatory authorities,
and to carry out approval procedures required by
regulatory authorities and venues in which the
Company is listed; (iv) amend, as required by
regulatory authorities within or outside China,
agreements and statutory documents referred to in
(ii) and (iii) above; (v) affix seal of the Company
on share issuance related agreements and statutory
documents; (vi) engage the services of professional
advisers for share issuance related matters, and to
approve and execute all acts, deeds, documents or
other matters necessary, appropriate or required for
share issuance; (vii) increase the registered capital
 of the Company after share issuance, and to make
corresponding amendments to the Articles of
Association of the Company relating to share capital
and shareholdings etc, and to carry out statutory
registrations and filings within and outside China;
[Authority expires the earlier of the conclusion of
the next AGM of the Company for 2009 or the
expiration of 12 months following the passing of this
 special resolution at the AGM for 2008], except
where the Board of Directors has resolved to issue
domestic shares [A Shares] or overseas-listed foreign
 invested shares [H Shares] during the relevant

PROPOSAL #S.11: Approve a general mandate to the                           ISSUER          YES          FOR               FOR
Board of Directors to, by reference to market
conditions and in accordance with needs of the
Company, to repurchase domestic shares [A Shares] not
 exceeding 10% of the number of domestic shares [A
Shares] in issue at the time when this resolution is
passed at AGM and the relevant resolutions are passed
 at class meetings of shareholders; pursuant to PRC
laws and regulations, and for repurchases of domestic
 shares [A Shares], the Company will seek further
approval from its shareholders in general meeting for
 each repurchase of domestic shares [A Shares] even
where the general mandate is granted, but will not be
 required to seek shareholders' approval at class
meetings of domestic share [A Share] shareholders or
overseas-listed foreign invested share [H Share]
shareholders; by reference to market conditions and
in accordance with needs of the Company, to
repurchase overseas-listed foreign invested shares [H
 Shares] not exceeding 10% of the number of overseas-
listed foreign invested shares [H Shares] in issue at
 the time when this resolution is passed at AGM and
the relevant resolutions are passed at class meetings
 of shareholders; authorize the Board of Directors to
 [including but not limited to the following]: (i)
formulate and implement detailed repurchase plan,
including but not limited to repurchase price, number
 of shares to repurchase, time of repurchase and
period of repurchase etc; (ii) notify creditors in
accordance with the PRC Company Law and Articles of
Association of the Company; (iii) open overseas share
 accounts and to carry out related change of foreign
exchange registration procedures; (iv) carry out
relevant approval procedures required by regulatory
authorities and venues in which the Company is
listed, and to carry out filings with the China
Securities Regulatory Commission; (v) carry out
cancelation procedures for repurchased shares,
decrease registered capital, and to make
corresponding amendments to the Articles of
Association of the Company relating to share capital
and shareholdings etc, and to carry out statutory
registrations and filings within and outside China;
(vi) approve and execute, on behalf of the Company,
documents and matters related to share repurchase;
[Authority expires the earlier of the conclusion of
the next AGM of the Company for 2009 or the
expiration of 12 months following the passing of this
 special resolution at the AGM for 2008, the first A
shareholders' class meeting in 2009 and the first H
shareholders' class meeting in 2009], except where
the board of directors has resolved to repurchase
domestic shares [A Shares] or overseas-listed foreign
 invested shares [H Shares] during the relevant
period and the share repurchase is to be continued or

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA SHENHUA ENERGY CO LTD
  TICKER:                N/A             CUSIP:     Y1504C113
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors to,                        ISSUER          YES          FOR               FOR
by reference to market conditions and in accordance
with needs of the Company, to repurchase domestic
shares [A shares] not exceeding 10% of the number of
domestic shares [A shares] in issue at the time when
this resolution is passed at AGM and the relevant
resolutions is passed at class meetings of
shareholders, pursuant to PRC laws and regulations,
and for repurchases of domestic shares [A shares],
the Company will seek further approval from its
shareholders in general meeting for each repurchase
of domestic shares [A shares] even where the general
mandate is granted, but will not be required to seek
shareholders' approval at class meetings of domestic
share [A share] shareholders or overseas-listed
foreign invested share [H share] shareholders, and to
 formulate and implement detailed repurchase plan,
including but not limited to repurchase price, number
 of shares to repurchase, time of repurchase and
period of repurchase etc; to notify creditors in
accordance with the PRC Company Law and Articles of
Association of the Company; to open overseas share
accounts and to carry out related change of foreign
exchange registration procedures; to carry out
relevant approval procedures required by regulatory
authorities and venues in which the Company is
listed, and to carry out filings with the China
Securities Regulatory Commission; to carry out
cancellation procedures for repurchased shares,
decrease registered capital, and to make
corresponding amendments to the Articles of
Association of the Company relating to share capital
and shareholdings etc, and to carry out statutory
registrations and filings within and outside China;
and approve and execute, on behalf of the Company,
documents and matters related to share repurchase;
[Authority expires the earlier of the conclusion of
the next AGM or the expiration of the period of 12
months following the passing of this special
resolution at the AGM for 2008, the first A
shareholders' class meeting in 2009 and the first H

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA SHIPPING CONTAINER LINES CO LTD
  TICKER:                N/A             CUSIP:     Y1513C104
  MEETING DATE:          8/6/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the revised caps, as specified                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to change in the use of A share                      ISSUER          YES          FOR               FOR
 listing proceeds, details of which are as specified

PROPOSAL #3.: Appoint Mr. Yan Zhichong as a Non-                           ISSUER          YES          FOR               FOR
Executive Director for a term commencing at the
conclusion of the SGM and ending at the conclusion of
 the AGM of the Company for the year 2009, that is in
 or around JUN 2010, and authorize the Board to fix
the remuneration of Mr. Yan Zhichong and the
resignation of Mr. Yao Zuozhi as a Non-Executive

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA SHIPPING CONTAINER LINES CO LTD
  TICKER:                N/A             CUSIP:     Y1513C104
  MEETING DATE:          10/10/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition under the                            ISSUER          YES          FOR               FOR
Agreement, as set out in the circular

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA SHIPPING CONTAINER LINES CO LTD
  TICKER:                N/A             CUSIP:     Y1513C104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements and the Auditors' report of the Company as
 at and for the YE 31 DEC 2008

PROPOSAL #2.: Approve the proposed Profit                                  ISSUER          YES          FOR               FOR
Distribution Plan of the Company for the YE 31 DEC

PROPOSAL #3.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company [the 'Board'] for the YE 31
DEC 2008

PROPOSAL #4.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the YE 31 DEC 2008

PROPOSAL #5.: Approve the annual reports of the                            ISSUER          YES          FOR               FOR
Company prepared under the requirements of the places
 of listing of the Company for the YE 31 DEC 2008

PROPOSAL #6.: Appoint PricewaterhouseCoopers, Hong                         ISSUER          YES          FOR               FOR
Kong, certified public accountants as the Company's
International Auditor, to hold office for the year
2009, and authorize the Audit Committee of the Board
to determine its remuneration

PROPOSAL #7.: Appoint Vocation International                               ISSUER          YES          FOR               FOR
Certified Public Accountants Company Limited, as the
Company's PRC Auditor, to hold office for the year
2009, and authorize the Audit Committee of the Board
to determine its remuneration

PROPOSAL #8.: Approve to determine the remuneration                        ISSUER          YES          FOR               FOR
of the Directors and the Supervisors of the Company
for the YE 31 DEC 2009

PROPOSAL #9.: Approve the regulations governing the                        ISSUER          YES          FOR               FOR
Independent Non-Executive Directors of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA SHIPPING DEV LTD
  TICKER:                N/A             CUSIP:     Y1503Y108
  MEETING DATE:          11/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the four                                  ISSUER          YES          FOR               FOR
construction agreements all dated 10 SEP 2008 between
 China Shipping Development (Hong Kong) Marine Co.,
Limited and Dalian Shipbuilding Industry Company
Limited, each for the construction of one tanker [for
 a total of four tankers] as specified and authorize
the Directors of the Company to do such other acts
and things and execute such other documents which in
their opinion may be necessary or desirable to
implement the agreements

PROPOSAL #S.2: Approve, to add one more Clause as                          ISSUER          YES          FOR               FOR
Clause 5 of Article 19 at the end of the existing
Article 19 as specified, to change Article 20 from
The registered capital of the Company is RMB
3,326,000,000 into The registered capital of the
Company is RMB 3,404,552,270

PROPOSAL #S.3: Authorize the Senior Management of the                      ISSUER          YES          FOR               FOR
 Company, subject to the passing of Resolution S.2,
to make such further relevant amendments as necessary
 to the registered capital in the business license of
 the Company in accordance with the requirements of
the Administration for Industry and Commerce and
other relevant governmental authorities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA SHIPPING DEV LTD
  TICKER:                N/A             CUSIP:     Y1503Y108
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize China Shipping Development                        ISSUER          YES          FOR               FOR
Company Limited [the Company, and together with its
subsidiaries, subject to the approval by the relevant
 regulatory authorities, to issue the medium-term
notes [the Medium-Term Notes] on the specified
principle terms and authorize the Board of Directors
of the Company or any Director of the Company,
subject to the above-mentioned principal terms, to
determine and effect at its/his absolute discretion
the specific terms, conditions and related matters in
 respect of the issue of the Medium-Term Notes
according to the capital requirement and business
conditions of the Group and the market conditions,
including but not limited to determining the specific
 matters such as the timing, the size, the interest
rates, the term, the number of batches, the guarantee
 of the issue and the use of the proceeds; to
prepare, execute and effect all necessary documents
and procedures, including but not limited to
effecting the relevant registration procedures in the
 PRC inter-bank markets; and to take other necessary

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA SHIPPING DEV LTD
  TICKER:                N/A             CUSIP:     Y1503Y108
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 audited financial                           ISSUER          YES          FOR               FOR
statements of the Company

PROPOSAL #2.: Approve the 2008 report of the Board of                      ISSUER          YES          FOR               FOR
 Directors of the Company

PROPOSAL #3.: Approve the 2008 report of the                               ISSUER          YES          FOR               FOR
Supervisory Committee of the Company

PROPOSAL #4.: Approve the recommended 2008 final                           ISSUER          YES          FOR               FOR
dividend of RMB 0.30 [before Tax] per share

PROPOSAL #5.: Approve the remuneration of the                              ISSUER          YES          FOR               FOR
Directors, the Supervisors and the Senior Management
of the Company for 2009: the total remuneration of
the Company's Directors [the Director(s)], the
Supervisors [the Supervisor(s)] and Senior Management
 [the Senior Management] amounted to RMB 4,827,000
[before Tax] for the year 2008, on the premises of
achieving the targets for operation management,
safety and economic efficiencies, it is proposed that
 the same remuneration standards of the Directors,
Supervisors and Senior Management in 2008 be adopted
for that of 2009, it is proposed that the allowances
for the 4 Independent Directors and 1 Independent
Supervisor to adopt the same standards as those in
2008, that is RMB 80,000 per year [before Tax]

PROPOSAL #6.: Re-appoint Vocation International                            ISSUER          YES          FOR               FOR
Certified Public Accountant Company Ltd. and UHY
Vocation HK CPA Limited as the domestic and
international Auditors of the Company for 2009,
respectively, and authorize the Board of Directors of
 the Company to determine their remuneration

PROPOSAL #7.A: Re-elect Mr. Li Shaode as an Executive                      ISSUER          YES          FOR               FOR
 Director of the Company

PROPOSAL #7.B: Re-elect Mr. Ma Zehua as an Executive                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #7.C: Re-elect Mr. Lin Jianqing as an                             ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #7.D: Re-elect Mr. Wang Daxiong as an                             ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #7.E: Re-elect Mr. Zhang Guofa as an                              ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #7.F: Elect Mr. Mao Shijia as an Executive                        ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #7.G: Elect Mr. Qiu Guoxuan as an Executive                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #7.H: Elect Mr. Zhu Yongguang as an                               ISSUER          YES          FOR               FOR
Independent Non-executive Director of the Company

PROPOSAL #7.I: Elect Mr. Gu Gongyun as an Independent                      ISSUER          YES          FOR               FOR
 Non-executive Director of the Company

PROPOSAL #7.J: Elect Mr. Zhang Jun as an Independent                       ISSUER          YES          FOR               FOR
Non-executive Director of the Company

PROPOSAL #7.K: Elect Mr. Lu Wenbin as an Independent                       ISSUER          YES          FOR               FOR
Non-executive Director of the Company

PROPOSAL #8.A: Re-elect Mr. Kou Laiqi as a Supervisor                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #8.B: Re-elect Mr. Xu Hui as a Supervisor of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #8.C: Re-elect Mr. Yan Zhichong as a                              ISSUER          YES          FOR               FOR
Supervisor of the Company

PROPOSAL #8.D: Re-elect Mr. Yu Shicheng as a                               ISSUER          YES          FOR               FOR
Supervisor of the Company

PROPOSAL #S.9.A: Approve to add 1 more clause at the                       ISSUER          YES          FOR               FOR
end of Article 179 such that Article 179 read as
follows: Clause 1: unless specifically resolved at a
general meeting, dividends of the Company shall be
distributed once a year, upon authorization by a
general meeting, the Board of Directors and may
distribute and pay interim dividend, provided that
the amount of the interim dividend shall not be more
than 50% of the interim profit of the Company unless
otherwise required by the Directors and relevant
administrative Laws and regulations; Clause 2: the
Profit Distribution Policy of the Company shall
maintain its continuity and stability

PROPOSAL #S.9.B: Approve that Clause 3 of Article 12                       ISSUER          YES          FOR               FOR
shall be changed from: the business scope of the
Company covers vessel trading, container
manufacturing and repair, purchase and sale of vessel
 accessories and consultation on and transfer of ship
 technology to the business scope of the Company
covers vessel trading, container manufacturing and
repair, purchase and sale of vessel accessories,
consultation on and transfer of ship technology,
maritime affairs management, engineering management,
maintenance and repair services for bulk cargo
vessels and oil vessels in domestic coastal regions
and international vessel management

PROPOSAL #S.9.C: Authorize the Senior Management of                        ISSUER          YES          FOR               FOR
the Company, subject to the passing of Resolution 9B,
 to make such further relevant amendments as
necessary to the business scope in the business
license of the Company pursuant to the proposed
Resolution 9B in accordance with the requirements of
the State Administration for Industry and Commerce
and other relevant Governmental Authorities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA STL CORP
  TICKER:                N/A             CUSIP:     Y15041109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: The 2008 business reports                                   ISSUER          NO           N/A               N/A

PROPOSAL #1.2: The 2008 audited reports reviewed by                        ISSUER          NO           N/A               N/A
Supervisors

PROPOSAL #1.3: The issuance status of local                                ISSUER          NO           N/A               N/A
convertible bond

PROPOSAL #1.4: The status of 2008 Treasury Stock                           ISSUER          NO           N/A               N/A
Buyback

PROPOSAL #2.1: Ratify the 2008 business and financial                      ISSUER          YES          FOR               FOR
 reports

PROPOSAL #2.2: Ratify the 2008 earnings distribution                       ISSUER          YES          FOR               FOR
proposal [proposed cash dividend: TWD 1.3/sharers]

PROPOSAL #2.3: Approve to raise capital by issuing                         ISSUER          YES          FOR               FOR
new shares from earnings [proposed STK dividend:
43shares / 1000shares]

PROPOSAL #2.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #2.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
acquisition or disposal of asset

PROPOSAL #2.6: Approve the procedures of endorsements                      ISSUER          YES          FOR               FOR
 and guarantees

PROPOSAL #2.7: Approve to release the Directors from                       ISSUER          YES          FOR               FOR
non-competition duties

PROPOSAL #2.8: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA TELECOM CORP LTD
  TICKER:                N/A             CUSIP:     Y1505D102
  MEETING DATE:          9/5/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Re-elect Mr. Wang Xiaochu as a                              ISSUER          YES          FOR               FOR
Director of the Company, approve with effect from 09
SEP 2008 for a term of 3 years until the AGM of the
Company for the year 2010 to be held in 2011; and
authorize any Director of the Company to sign on
behalf of the Company the Directors service contract
with Mr. Wang Xiaochu and the Board of Directors of
the Company to determine his remuneration

PROPOSAL #1..2: Re-elect Mr. Shang Bing as a Director                      ISSUER          YES          FOR               FOR
 of the Company, approve with effect from 09 SEP 2008
 for a term of 3 years until the AGM of the Company
for the year 2010 to be held in 2011; and authorize
any Director of the Company to sign on behalf of the
Company the Director's service contract with Mr.
Shang Bing and the Board of Directors of the Company
to determine his remuneration

PROPOSAL #1.3: Re-elect Mr. Wu Andi as a Director of                       ISSUER          YES          FOR               FOR
the Company, approve with effect from 09 SEP 2008 for
 a term of 3 years until the AGM of the Company for
the year 2010 to be held in 2011; authorize any
Director of the Company to sign on behalf of the
Company the Director's service contract with Mr. Wu
Andi and the Board of Directors of the Company to
determine his remuneration

PROPOSAL #1.4: Re-elect Mr. Zhang Jiping as a                              ISSUER          YES          FOR               FOR
Director of the Company, with effect from 09 SEP 2008
 for a term of 3 years until the AGM of the Company
for the year 2010 to be held in 2011;authorize any
Director of the Company to sign on behalf of the
Company the Director's service contract with Mr.
Zhang Jiping , and the Board of Directors of the
Company to determine his remuneration

PROPOSAL #1.5: Re-elect Mr. Zhang Chenshuang as a                          ISSUER          YES          FOR               FOR
Director of the Company, approve with effect from 09
SEP 2008 for a term of 3 years until the AGM of the
Company for the year 2010 to be held in 2011;
authorize any Director of the Company to sign on
behalf of the Company the Director's service contract
 with Mr. Zhang Chenshuang, and the Board of
Directors of the Company to determine his remuneration

PROPOSAL #1.6: Re-elect Mr. Yang Xiaowei as a                              ISSUER          YES        AGAINST           AGAINST
Director of the Company, approve with effect from 09
SEP 2008 for a term of 3 years until the AGM of the
Company for the year 2010 to be held in 2011;
authorize any Director of the Company to sign on
behalf of the Company the Director's service contract
 with Mr. Yang Xiaowei, and the Board of Directors of
 the Company to determine his remuneration

PROPOSAL #1.7: Re-elect Mr. Yang Jie as a Director of                      ISSUER          YES          FOR               FOR
 the Company, approve with effect from 09 SEP 2008
for a term of 3 years until the AGM of the Company
for the year 2010 to be held in 2011; authorize any
Director of the Company to sign on behalf of the
Company the Director's service contract with Mr. Yang
 Jie, and the Board of Directors of the Company to
determine his remuneration

PROPOSAL #1.8: Re-elect Mr. Sun Kangmin as a Director                      ISSUER          YES          FOR               FOR
 of the Company, approve with effect from 09 SEP 2008
 for a term of 3 years until the AGM of the Company
for the year 2010 to be held in 2011; authorize any
Director of the Company to sign on behalf of the
Company the Director's service contract with Mr. Sun
Kangmin, and the Board of Directors of the Company to
 determine his remuneration

PROPOSAL #1.9: Re-elect Mr. Li Jinming as a Director                       ISSUER          YES          FOR               FOR
of the Company, approve with effect from 09 SEP 2008
for a term of 3 years until the AGM of the Company
for the year 2010 to be held in 2011; authorize any
Director of the Company to sign on behalf of the
Company the Director's service contract with Mr. Li
Jinming, and the Board of Directors of the Company to
 determine his remuneration

PROPOSAL #1.10: Re-elect Mr. Wu Jichuan as an                              ISSUER          YES          FOR               FOR
Independent Director of the Company, approve with
effect from 09 SEP 2008 for a term of 3 years until
the AGM of the Company for the year 2010 to be held
in 2011;authorize any Director of the Company to sign
 on behalf of the Company the Director's service
contract with Mr. Wu Jichuan, and the Board of
Directors of the Company to determine his remuneration

PROPOSAL #1.11: Re-elect Mr. Qin Xiao as an                                ISSUER          YES          FOR               FOR
Independent Director of the Company, approve with
effect from 09 SEP 2008 for a term of 3 years until
the AGM of the Company for the year 2010 to be held
in 2011;authorize any Director of the Company to sign
 on behalf of the Company the Director's service
contract with Mr. Qin Xiao, and the Board of
Directors of the Company to determine his remuneration

PROPOSAL #1.12: Re-elect Mr. Tse Hau Yin, Aloysius as                      ISSUER          YES        AGAINST           AGAINST
 an Independent Director of the Company, approve with
 effect from 09 SEP 2008 for a term of 3 years until
the AGM of the Company for the year 2010 to be held
in 2011; authorize any Director of the Company to
sign on behalf of the Company the Director's service
contract with Mr. Tse Hau Yin, and the Board of
Directors of the Company to determine his remuneration

PROPOSAL #1.13: Re-elect Mr. Cha May Lung, Laura as                        ISSUER          YES          FOR               FOR
an Independent Director of the Company, approve with
effect from 09 SEP 2008 for a term of 3 years until
the AGM of the Company for the year 2010 to be held
in 2011; authorize any Director of the Company to
sign on behalf of the Company the Director's service
contract with Mr. Cha May Lung, and the Board of
Directors of the Company to determine his remuneration

PROPOSAL #1.14: Re-elect Mr. Xu Erming as an                               ISSUER          YES          FOR               FOR
Independent Director of the Company, approve with
effect from 09 SEP 2008 for a term of 3 years until
the AGM of the Company for the year 2010 to be held
in 2011; authorize any Director of the Company to
sign on behalf of the Company the Director's service
contract with Mr. Xu Erming, and the Board of
Directors of the Company to determine his remuneration

PROPOSAL #2.1: Re-elect Mr. Xiao Jinxue as a                               ISSUER          YES          FOR               FOR
Supervisor of the Company, approve with effect from
09 SEP 2008 for a term of 3 years until the AGM of
the Company for the year 2010 to be held in 2011;
authorize any Director of the Company to sign on
behalf of the Company the Supervisor's Service
contract with Mr. Xiao Jinxue, and the Supervisory
Committee of the Company to determine his remuneration

PROPOSAL #2.2: Re-elect Mr. Xu Cailiao as a                                ISSUER          YES          FOR               FOR
Supervisor of the Company, approve with effect from
09 SEP 2008 for a term of 3 years until the AGM of
the Company for the year 2010 to be held in 2011;
authorize any Director of the Company to sign on
behalf of the Company the Supervisor's Service
Contract with Mr. Xu Cailiao, and the Supervisory
Committee of the Company to determine his remuneration

PROPOSAL #2.3: Re-elect Mr. Han Fang as a Supervisor                       ISSUER          YES          FOR               FOR
of the Company, approve with effect from 09 SEP 2008
for a term of 3 years until the AGM of the Company
for the year 2010 to be held in 2011;authorize any
Director of the Company to sign on behalf of the
Company the Supervisor's Service Contract with Mr.
Han Fang, and the Supervisory Committee of the
Company to determine his remuneration

PROPOSAL #2.4: Re-elect Mr. Zhu Lihao as a Supervisor                      ISSUER          YES          FOR               FOR
 of the Company, approve with effect from 09 SEP 2008
 for a term of 3 years until the AGM of the Company
for the year 2010 to be held in 2011; authorize any
Director of the Company to sign on behalf of the
Company the supervisor's service contract with Mr.
Zhu Lihao, and the Supervisory Committee of the
Company to determine his remuneration

PROPOSAL #S.3.1: Approve, the granting of a general                        ISSUER          YES        AGAINST           AGAINST
mandate to the Board of Directors of the Company to
issue debentures denominated in local or foreign
currencies, in one or more tranches, including, but
not limited to, short-term commercial paper, Company
bonds, Corporate debts, convertible bonds, asset
securitization products and asset-backed notes, from
the date of this meeting until the date on which the
AGM of the Company for the year 2008 is held, with a
maximum outstanding repayment amount of up to RMB 80
billion [the General Mandate]; and when the
resolutions relating to the General Mandate become
effective, they will replace the resolutions passed
by the shareholders at the AGM of the Company for the
 year 2007 held on 30 MAY 2008 relating to the
approval of the Company's issue of debentures with an
 aggregate principal amount of up to RMB 60 billion
[Previous Resolutions], but the steps taken and Board
 Resolutions passed in connection with the Previous
Resolutions will continue to be effective

PROPOSAL #S.3.2: Authorize the Board of Directors of                       ISSUER          YES        AGAINST           AGAINST
the Company or any two or more Directors of the
Company duly authorized by the Board of Directors,
taking into account the specific needs of the Company
 and market conditions: [a] determine the specific
terms and conditions of, and other matters relating
to, the issue of debentures under the General Mandate
 [including, but not limited to, the determination of
 the type, aggregate principal amount, interest rate,
 term, rating, security, any repurchase or redemption
 provisions, any placing arrangements, any option to
adjust the nominal interest rate and use of
proceeds], secure approvals, engage professional
advisors, disseminate relevant application documents
to the regulatory authorities, obtain approvals from
the regulatory authorities, execute all requisite
legal documentation relating to the issue as
requested by the regulatory authorities and make
relevant disclosure; [b] do all such acts which are
necessary and incidental to the issue of debentures
under the General Mandate [including, but not limited
 to, the securing of approvals, the determination of
underwriting arrangements, preparation and
dissemination of relevant application documents to
the regulatory authorities, and the securing of
approvals from the regulatory authorities]; [c]
approve and ratify, to take all such steps which are
necessary for the purposes of executing the issue of
debentures under the General Mandate [including, but
not limited to, the execution of all requisite
documentation and the disclosure of relevant
information in accordance with applicable Laws], and
to the extent that any of the aforementioned acts and
 steps that have already been undertaken by the Board
 of Directors of the Company or the duly authorized
directors in connection with the issue of debentures

PROPOSAL #S.4.1: Approve, the Company's issue of                           ISSUER          YES        AGAINST           AGAINST
company bonds with an aggregate principal amount of
up to RMB 50 billion in the People's Republic of
China in one or more tranches: [a] Size of issue: Up
to RMB 50 billion; [b] Placing to existing
shareholders: the Company bonds will not be issued to
 existing shareholders on a preferred basis by way of
 placing;[c] term: the Company bonds will have a term
 does not exceed 10 years and may have the same term
or different terms, which will be determined in
accordance with the market conditions and the
Company's capital requirements; [d] use of proceeds:
the Company bonds issued will be for the purpose of
supplementing the general working capital of the
Company; [e] Effective period of the resolutions
relating to the issue of the Company Bonds: from the
date on which the resolutions relating to the issue
of the Company Bonds are passed to the date on which
the AGM of the Company for the year 2008 is held

PROPOSAL #S.4.2: Authorize the Board of Directors of                       ISSUER          YES          FOR               FOR
the Company [the Board] or any two or more Directors
of the Company duly authorized by the Board of
Directors [the Directors: [a] determine the type,
specific terms and conditions of, and other matters
relating to, the issue [including, but not limited
to, the determination of the type, aggregate
principal amount, interest rate, term, rating,
security, whether there will be repurchase or
redemption provisions, whether there will be an
option to adjust the nominal interest rate and
specific arrangements relating to the use of proceeds
 within the scope approved by the shareholders in
this meeting]; [b] do all such acts which are
necessary and incidental to the issue [including, but
 not limited to, the securing of approvals, engaging
professional advisors, the determination of
underwriting arrangements, preparation and
dissemination of relevant application documents to
the regulatory authorities, and the securing of
approvals from the regulatory authorities]; [c]
approve and ratify to take all such steps which are
necessary for the purposes of executing the issue
[including, but not limited to, the execution of all
requisite documentation and the disclosure of
relevant information in accordance with applicable
laws], and to the extent that any of the acts and
steps that have already been undertaken by the Board
or the Directors in connection with the issue, [d] if
 there are changes in the regulatory policies or
market conditions, adjust the specific relating to
the issue and related matters in accordance with the
opinion of the regulatory authorities; [e] after
completion of the issue, determine and approve
matters relating to the listing of the relevant

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA TELECOM CORP LTD
  TICKER:                N/A             CUSIP:     Y1505D102
  MEETING DATE:          9/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Telecom CDMA Lease as                            ISSUER          YES          FOR               FOR
specified the continuing connected transactions
contemplated under Telecom CDMA Lease and the annual
caps and authorized the Directors of the Company, to
do all such further Acts and things and execute such
further documents and take all such steps which in
their opinion as may be necessary, desirable or
expedient to implement and/or give effect to the
terms of such continuing connected transactions

PROPOSAL #2.: Approve the Interconnection Settlement                       ISSUER          YES          FOR               FOR
Supplemental Agreement as specified, the continuing
connected transactions contemplated under and the
annual Interconnection Settlement Supplemental
Agreement and for which no annual caps have been
proposed and authorize the Director of the Company,
to do all such further Acts and things and execute
such further documents and take all such steps which
in their opinion as may be necessary, desirable or
expedient to implement and/or give effect to the
terms of such continuing connected transactions

PROPOSAL #3.: Approve the Engineering Framework                            ISSUER          YES          FOR               FOR
Supplemental Agreement as specified, the continuing
connected transactions contemplated under and the
annual Engineering Framework Supplemental Agreement,
together with proposesd annual caps and authorize the
 Director of the Company, to do all such further Acts
 and things and execute such further documents and
take all such steps which in their opinion as may be
necessary, desirable or expedient to implement and/or
 give effect to the terms of such continuing
connected transactions

PROPOSAL #4.: Approve the Ancillary                                        ISSUER          YES          FOR               FOR
Telecommunications Services Framework Supplemental
Agreement as specified, the continuing connected
transactions contemplated under the Ancillary
Telecommunications Services Framework Supplemental
Agreementand [as amended by the Ancillary
Telecommunications Services Framework Supplemental
Agreement] together with the revised annaul cap nad
proposed annual cap and authorize the Director of the
 Company to do all such further Acts and things and
execute such further documents and take all such
steps which in their opinion as may be necessary,
desirable or expedient to implement and/or give
effect to such continuing connected transactions

PROPOSAL #S.5: Authorize the Director of the Company,                      ISSUER          YES          FOR               FOR
 subject to the passing of Resolution 1 to make such
amendments to the Articles of Association of the
Company [the Articles of Association] which in his
opinion may be necessary to reflect the business
scope of the Company as specified in the
Telecommunications Business Permit to be issued by
the Ministry of Industry and Information Technology
of the PRC [the details of the amendments shall be
Governed by the relevant content in the
Telecommunications Business Permit to be issued by
the Ministry of Industry and Information Technology
of the PRC], and to take all actions which in their
opinion are necessary or desirable to complete the
procedures for the approval and/or registration or
filing of the aforementioned amendment of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA TELECOM CORP LTD
  TICKER:                N/A             CUSIP:     Y1505D102
  MEETING DATE:          3/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Amend the Article 13 of the Articles                        ISSUER          YES          FOR               FOR
of Association of the Company [the Articles of
Association] as specified and authorize any Director
of the Company to take all actions which in their
opinion are necessary or desirable to complete the
procedures for the approval and/or registration or
filing of the aforementioned amendment to the
Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA TELECOM CORP LTD
  TICKER:                N/A             CUSIP:     Y1505D102
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidated financial                           ISSUER          YES          FOR               FOR
statements of the Company, the report of the Board of
 Directors, the report of the Supervisory Committee
and the report of the International Auditor for the
YE 31 DEC 2008 and authorize the Board of Directors
[the Board] to prepare the budget of the Company for
year 2008

PROPOSAL #2.: Approve the profit distribution and the                      ISSUER          YES          FOR               FOR
 declaration and payment of a final dividend for the
YE 31 DEC 2008

PROPOSAL #3.: Re-appoint KPMG and KPMG Huazhen as the                      ISSUER          YES          FOR               FOR
 International Auditor and Domestic Auditor of the
Company respectively for the year ending 31 DEC 2009
and authorize the Board to fix the remuneration of
the Auditors

PROPOSAL #S.4.1: Authorize the Board of Directors of                       ISSUER          YES          FOR               FOR
the Company to issue debentures denominated in local
or foreign currencies, in 1 or more tranches,
including, but not limited to, short-term commercial
paper, medium term note, company bonds, corporate
debts, convertible bonds, asset securitization
products and asset-backed notes, from the date of
this meeting until the date on which the AGM of the
Company for the year 2009 is held, with a maximum
outstanding repayment amount RMB 90 billion

PROPOSAL #S.4.2: Authorize the Board of Directors of                       ISSUER          YES          FOR               FOR
the Company or any 2 or more Directors of the Company
 duly authorized by the Board of Directors, taking
into account the specific needs of the Company and
other market conditions, to determine the specific
terms, conditions of, and other matters relating to,
the issue of debentures, including, but not limited
to, the determination of the type, amount, interest
rate, rating, security, any repurchase or redemption
provisions, any placing arrangements, any option to
adjust the nominal interest rate and use of proceeds,
 secure approvals, engage professional advisors,
disseminate relevant application documents to the
regulatory authorities, obtain approvals from the
regulatory authorities, execute all requisite legal
documentation relating to the issue as requested by
the regulatory authorities and make relevant
disclosure; do all such acts which are necessary and
incidental to the issue of debentures [including, but
 not limited to, the securing of approvals, the
determination of underwriting arrangements,
preparation and dissemination of relevant application
 documents to the regulatory authorities, and the
securing of approvals from the regulatory
authorities]; and take all such steps which are
necessary for the purposes of executing the issue of
debentures [including, but not limited to, the
execution of all requisite documentation and the
disclosure of relevant information in accordance with
 applicable laws], and approve to the extent that any
 of the aforementioned acts and steps that have
already been undertaken by the Board of Directors or
the duly authorized Directors in connection with the
issue of debentures

PROPOSAL #S.5.1: Approve the Company's issue of                            ISSUER          YES          FOR               FOR
debentures denominated in local or foreign currencies
 with an aggregate amount of RMB 90 billion, within
which the issue of Company bonds in the PRC in one or
 more tranches not exceeding RMB 30 billion with: a)
size of issue: up to RMB 30 billion; b) placing to
existing shareholders: the Company debentures will
not be issued to existing shareholders on a preferred
 basis by way of placing; c) term: the Company
debentures will have a term not exceeding 10 years
and may have the same term or different terms, which
will be determined in accordance with the market
conditions and the Company's capital requirements; d)
 use of proceeds: the Company bonds issued will be
for the purpose of supplementing the general working
capital of the Company; e) effective period: from the
 date on which the resolutions passed to the date on
which the AGM of the Company for the year 2009 is held

PROPOSAL #S.5.2: Authorize the Board of Directors of                       ISSUER          YES          FOR               FOR
the Company [the Board] or any 2 or more Directors of
 the Company [the Directors] to: a) determine the
type, specific terms and conditions of, and other
matters relating to, the issue [including, but not
limited to, the determination of the type, amount,
interest rate, term, rating, security, whether there
will be repurchase or redemption provisions, whether
there will be an option to adjust the nominal
interest rate and specific arrangements relating to
the use of proceeds within the scope approved by the
shareholders in this meeting]; b) do all such acts
which are necessary and incidental to the issue
[including, but not limited to, the securing of
approvals, engaging professional advisors, the
determination of underwriting arrangements,
preparation and dissemination of relevant application
 documents to the regulatory authorities, and the
securing of approvals from the regulatory
authorities]; c) to take all such steps which are
necessary for the purposes of executing the issue
[including, but not limited to, the execution of all
requisite documentation and the disclosure of
relevant information in accordance with applicable
laws], and approve to the extent that any of the
above acts and steps that have already been
undertaken by the Board or the Directors in
connection with the issue; d) if there are changes in
 the regulatory policies or market conditions, adjust
 the specific proposal relating to the issue and
related matters in accordance with the opinion of the
 regulatory authorities; and e) after completion of
the issue, determine and approve matters relating to

PROPOSAL #S.6: Authorize the Company, to allot, issue                      ISSUER          YES        AGAINST           AGAINST
 and deal with additional shares of the Company and
to make or grant offers, agreements and options
during and after the relevant period, not exceeding
the aggregate of 20% of the Company's existing
domestic shares and H shares [as the case may be] in
issue at the date of passing of this special
resolution otherwise than pursuant to: i) a rights
issue; or ii) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend on shares in
accordance with the Articles of Association of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the 12 month period following the
passing of these special resolution]

PROPOSAL #S.7: Authorize the Board to increase the                         ISSUER          YES        AGAINST           AGAINST
registered capital of the Company to reflect the
issue of shares in the Company authorized under
Special Resolution 6, and to make such appropriate
and necessary amendments to the Article of
Association of the Company as they think fit to
reflect such increases in the registered capital of
the Company and to take any other action and complete
 any formality required to effect such increase of
the registered capital of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA TRAVEL INTERNATIONAL INVESTMENT HONG KONG LT
  TICKER:                N/A             CUSIP:     Y1507D100
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.A: Re-elect Mr. Zheng Heshui as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.B: Re-elect Mr. Jiang Yan as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.C: Re-elect Mr. Mao Jianjun as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.D: Re-elect Mr. Fong Yun Wah as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.E: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors' fees

PROPOSAL #4.: Re-appoint Ernst & Young as the                              ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Board of
Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
[Directors], subject to this Resolution, to
repurchase shares of the Company during the relevant
period, of HKD 0.10 each in the capital of the
Company [shares]; the aggregate nominal amount of the
 shares which may be repurchased on The Stock
Exchange of Hong Kong Limited [Stock Exchange] or any
 other Stock Exchange recognized by the Securities
and Futures Commission of the Hong Kong [SFC] and the
 Stock Exchange under the Hong Kong Code on share
repurchases [Repurchase Code] pursuant to the
approval, shall not exceeding 10% of the aggregate
nominal amount of the issued share capital of the
Company and the said approval shall be limited
accordingly; [Authority expires the earlier of the
conclusion of the AGM of the Company or the
expiration of the period within which the next AGM of
 the Company by the Articles of Association of the

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
subject to this Resolution, to allot, issue and deal
with additional shares and make or grant offers,
agreements, options and warrants which might require
the exercise of such power during and after the
relevant period, the aggregate nominal amount of the
issued share capital allotted or dealt with [whether
pursuant to an option, warrant or otherwise] pursuant
 to the approval in this Resolution, otherwise than
pursuant to i) a rights issue [as specified]; ii) any
 option scheme or any similar arrangement for the
time being adopted for the grant or issue to officers
 and/or employees of the Company and/or any of its
subsidiaries of shares or rights to acquire shares of
 the Company; iii) the exercise of rights of
subscription or conversion under the terms of any
warrants issued by the Company or any securities
which are convertible into shares of the Company; iv)
 any scrip dividend or similar arrangement providing
for the allotment of shares in lieu of the whole or
part of a dividend on shares of the Company in
accordance with the Articles of Association of the
Company; shall not exceed 20% of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of passing this resolution;
[Authority expires the earlier of the conclusion of
the next AGM or the expiration of the period within
which the next AGM is to be held by the Articles of
Association or by the Laws of Hong Kong to be held]

PROPOSAL #7.: Approve, subject to the passing of                           ISSUER          YES        AGAINST           AGAINST
Ordinary Resolutions 5 and 6, the general mandate
granted to the Directors to exercise the powers of
the Company to allot, issue and deal with additional
Shares pursuant to the Ordinary Resolution number 6
convening this meeting, by the addition thereto of an
 amount representing the aggregate nominal amount of
Shares repurchased by the Company under the authority
 granted pursuant to the Resolution 5, provided that
such extended amount shall not exceed 10% of the
aggregate nominal amount of the issued share capital
of the Company as at the date of passing the
Resolution 5

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA UNICOM (HONG KONG) LTD
  TICKER:                N/A             CUSIP:     Y15125100
  MEETING DATE:          9/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the agreement dated                       ISSUER          YES          FOR               FOR
27 JUL 2008 [the CDMA Business Disposal Agreement]
entered into between the Company, China Unicom
Corporation Limited [CUCL] and China Telecom
Corporation Limited [Telecom] relating to the CDMA
Business Disposal [as defined in the circular to the
shareholders of the Company dated 01 AUG 2008 [the
Circular], of which this Notice forms part], a copy
of which has been produced to this Meeting marked A
and signed by the Chairman of this Meeting for
identification purposes and authorize the Directors
of the Company, acting together, individually or by
committee, to execute all such documents and/or to do
 all such acts on behalf of the Company as they may
consider necessary, desirable or expedient for the
purpose of, or in connection with, the implementation
 and completion of the CDMA Business Disposal
Agreement and the transactions contemplated therein

PROPOSAL #2.: Approve and ratify the transfer                              ISSUER          YES          FOR               FOR
agreement dated 27 JUL 2008 [the Transfer Agreement]
entered into between China United Telecommunications
Corporation Limited [Unicom A Share Company] and CUCL
 relating to the transfer of the rights and
obligations of Unicom A Share Company under the
Option Waiver and Lease Termination Agreement [as
defined in the Circular] to CUCL, a copy of each of
the Option Waiver and Lease Termination Agreement and
 the Transfer Agreement have been produced to this
Meeting marked B and C, respectively, and signed by
the Chairman of this Meeting for identification
purposes, and authorize the Directors of the Company,
 acting together, individually or by committee, to
execute all such documents and/or to do all such acts
 on behalf of the Company as they may consider
necessary, desirable or expedient for the purpose of,
 or in connection with, the implementation and
completion of the Transfer Agreement and the
transactions contemplated therein

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA UNICOM (HONG KONG) LTD
  TICKER:                N/A             CUSIP:     Y15125100
  MEETING DATE:          9/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.A: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company by adding a new Article 13A immediately
after Article 13 as specified; and authorize the
Directors of the Company, acting together,
individually or by committee, or the company
secretary of the Company to execute all such
documents and/or to do all such acts on behalf of the
 Company which, in his/her/its opinion, may be
necessary, appropriate, desirable or expedient to
implement and/or give effect to the amendment as

PROPOSAL #B.: Approve, the acquisition of the entire                       ISSUER          YES          FOR               FOR
issued share capital of China Netcom Group
Corporation [Hong Kong] Limited [Netcom], including
the Netcom shares underlying the American Depositary
Shares issued by Citibank, N.A., each of which
represents the ownership of 20 Netcom shares, to be
effected by way of a scheme of arrangement under
Section 166 of the Companies Ordinance, Chapter 32 of
 the Laws of Hong Kong, on and subject to the terms
and conditions set out in the scheme of arrangement
[the Scheme], as specified, with any modification
thereof or addition thereto or condition approved or
imposed by the High Court of the Hong Kong Special
Administrative Region, and on and subject to the
terms and conditions set out in the circular to the
shareholders of the Company dated 15 AUG 2008 [the
Circular]; [ii] conditional upon the Scheme becoming
effective in accordance with its terms, the proposal
by the Company to the holders of the outstanding
options granted by Netcom [the Netcom Options]
pursuant to the share option scheme adopted by Netcom
 on 30 SEP 2004, as amended from time to time, for
the cancellation of their outstanding Netcom Options
in consideration of the grant by the Company of new
options pursuant to the Special Purpose Unicom Share
Option Scheme [as specified]; [iii] conditional upon
the Scheme becoming effective in accordance with its
terms, the allotment and issue of up to
10,292,150,457 new shares of the Company to those
persons so entitled pursuant to the Scheme; [iv]
conditional upon the Scheme becoming effective and
The Stock Exchange of Hong Kong Limited granting
approval for the listing of, and permission to deal
in, the shares of the Company to be issued upon the
exercise of options granted under the Special Purpose
 Unicom Share Option Scheme [as specified], the
adoption of a new share option scheme of the Company
[the Special Purpose Unicom Share Option Scheme], the
 rules of which are contained in the document which
has been produced to this Meeting marked II and for
the purposes of identification signed by the Chairman
 of this Meeting; and (v) authorize the Directors of
the Company, acting together, individually or by
committee, to execute all such documents and/or to do
 all such acts, which, in the opinion of the
directors of the Company, may be necessary,
appropriate, desirable or expedient to implement
and/or give effect to the transactions set out in
this resolution and to agree to any variation,
amendment, supplement or waiver of the matters
relating thereto as are, in the opinion of the
Directors of the Company, in the interests of the
Company, to the extent such variation, amendment,
supplement or waiver does not constitute a material

PROPOSAL #C.: Approve, that subject to the passing of                      ISSUER          YES          FOR               FOR
 Resolution B and conditional upon the Scheme
becoming effective in accordance with its terms, [i]
the Framework Agreement for Engineering and
Information Technology Services dated 12 AUG 2008 [as
 specified]; [ii] the continuing connected
transactions contemplated under the Engineering and
Information Technology Services Agreement 2008-2010
and the Framework Agreement for Engineering and
Information Technology Services, as specified headed
New Continuing Connected Transactions in the section
headed Letter from the Board in the Circular,
together with the relevant annual caps; and (iii)
authorize the Directors of the Company, acting
together, individually or by committee to execute all
 such documents and/or to do all such acts on behalf
of the Company which, in the opinion of the Directors
 of the Company, may be necessary, appropriate,
desirable or expedient to implement and/or give
effect to the Framework Agreement for Engineering and
 Information Technology Services and the continuing
connected transactions set out in this resolution

PROPOSAL #D.: Approve, that subject to the passing of                      ISSUER          YES          FOR               FOR
 Resolution B and conditional upon the Scheme
becoming effective in accordance with its terms, the
continuing connected transactions contemplated under
the Domestic Interconnection Settlement Agreement
2008-2010, as specified headed New Continuing
Connected Transactions in the section headed Letter
from the Board in the Circular, and for which
continuing connected transactions no annual caps have
 been proposed; and authorize the Directors of the
Company, acting together, individually or by
committee to execute all such documents and/or to do
all such acts on behalf of the Company which, in the
opinion of the Directors of the Company, may be
necessary, appropriate, desirable or expedient to
implement and/or give effect to the continuing
connected transactions set out in this resolution

PROPOSAL #E.: Approve, that subject to the passing of                      ISSUER          YES          FOR               FOR
 Resolution B and conditional upon the Scheme
becoming effective in accordance with its terms, the
continuing connected transactions contemplated under
the International Long Distance Voice Services
Settlement Agreement 2008-2010 as specified headed
New Continuing Connected Transactions in the section
headed Letter from the Board in the Circular, and for
 which continuing connected transactions no annual
caps have been proposed; and authorize the Directors
of the Company, acting together, individually or by
committee to execute all such documents and/or to do
all such acts on behalf of the Company which, in the
opinion of the Directors of the Company, may be
necessary, appropriate, desirable or expedient to
implement and/or give effect to the continuing
connected transactions set out in this resolution

PROPOSAL #F.: Approve, that subject to the passing of                      ISSUER          YES          FOR               FOR
 Resolution B and conditional upon the Scheme
becoming effective in accordance with its terms, [i]
the Framework Agreement for Interconnection
Settlement dated 12 AUG 2008 [as specified]; [ii] the
 continuing connected transactions contemplated under
 the Framework Agreement for Interconnection
Settlement as specified headed New Continuing
Connected Transactions in the section headed Letter
from the Board in the Circular, and for which
continuing connected transactions no annual caps have
 been proposed; and (iii) authorize the Directors of
the Company, acting together, individually or by
committee to execute all such documents and/or to do
all such acts on behalf of the Company which, in the
opinion of the Directors of the Company, may be
necessary, appropriate, desirable or expedient to
implement and/or give effect to the Framework
Agreement for Interconnection Settlement and the
continuing connected transactions set out in this

PROPOSAL #G.: Approve, that subject to the passing of                      ISSUER          YES          FOR               FOR
 Resolution B and conditional upon the Scheme
becoming effective in accordance with its terms, [i]
the transfer agreement between China United
Telecommunications Corporation Limited, the Company
and China Netcom [Group] Company Limited dated 12
AUG2008 [as specified]; (ii) the continuing connected
 transactions relating to the supply of telephone
cards, interconnection arrangements, provision of
international telecommunications network gateway,
provision of operator-based value-added services,
provision of value-added telecommunications services,
 provision of 10010/10011 customer services and
provision of agency services, as specified headed New
 Continuing Connected Transactions in the section
headed Letter from the Board in the Circular, and for
 which continuing connected transactions no annual
caps have been proposed; and (iii) authorize the
Directors of the Company, acting together,
individually or by committee to execute all such
documents and/or to do all such acts on behalf of the
 Company, which, in the opinion of the Directors of
the Company, may be necessary, appropriate, desirable
 or expedient to implement and/or give effect to the
transfer agreement and the continuing connected
transactions set out in this resolution

PROPOSAL #S.H: Approve, that subject to the passing                        ISSUER          YES          FOR               FOR
of Resolution B and conditional upon the Scheme
becoming effective in accordance with its terms, the
name of the Company be changed from China Unicom
Limited to China Unicom [Hong Kong] Limited with
effect from the date on which the Scheme becomes
effective; and authorize the Directors of the
Company, acting together, individually or by
committee, or the company secretary of the Company to
 execute all such documents and/or to do all such
acts on behalf of the Company which, in his/her/its
opinion, may be necessary, appropriate, desirable or
expedient to implement and/or give effect to the
change of the Company s name set out in this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA UNICOM (HONG KONG) LTD
  TICKER:                N/A             CUSIP:     Y1519S111
  MEETING DATE:          1/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, the transfer                             ISSUER          YES          FOR               FOR
agreement dated 16 DEC 2008 [the Transfer Agreement]
entered into between China United Network
Communications Corporation Limited [Unicom China] and
 China United Telecommunications Corporation Limited
[Unicom A Share Company] relating to the transfer of
all of the rights and obligations of Unicom A Share
Company under the Acquisition Agreement [as specified
 to the shareholders of the Company dated 22 DEC
2008, of which this Notice forms part] to Unicom
China; authorize the Directors of the Company, acting
 together, individually or by Committee, to execute
all such documents and/or to do all such acts on
behalf of the Company as they may consider necessary,
 desirable or expedient for the purpose of, or in
connection with, the implementation and completion of
 the Transfer Agreement and the transactions
contemplated therein

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA UNICOM HONG KONG LTD
  TICKER:                N/A             CUSIP:     Y1519S111
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
the reports of the Directors and the Independent
Auditor for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.A1: Re-elect Mr. Chang Xiaobing as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.A2: Re-elect Mr. Lu Yimin as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.A3: Re-elect Mr. Zuo Xunsheng as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.A4: Re-elect Mr. Cesareo Alierta Izuel as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #3.A5: Re-elect Mr. Jung Man Won as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.A6: Re-elect Mr. Wong Wai Ming as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.A7: Re-elect Mr. John Lawson Thornton as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #3.A8: Re-elect Mr. Timpson Chung Shui Ming                       ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #3.B: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the remuneration of the Directors for the YE 31
DEC 2009

PROPOSAL #4.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors and authorize
the Board of Directors to fix their remuneration for
the YE 31 DEC 2009

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 to purchase shares of HKD 0.10 each in the capital
of the Company including any form of depositary
receipts representing the right to receive such
shares [Shares] on The Stock Exchange of Hong Kong
Limited [the Stock Exchange] or any other stock
exchange recognized for this purpose by the
Securities and Futures Commission of Hong Kong and
the Stock Exchange in accordance with all applicable
laws including the Code on Share Repurchases and the
Rules Governing the Listing of Securities on the
Stock Exchange as amended from time to time during
the relevant period; the aggregate nominal amount of
Shares which may be purchased or agreed conditionally
 or unconditionally to be purchased by the Directors
pursuant to the approval in this resolution above
shall not exceed 10% of the aggregate nominal amount
of the share capital of the Company in issue at the
date of passing this Resolution; [Authority expires
the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Articles of Association of the Company to be held]

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to allot, issue and deal with additional Shares and
to make or grant offers, agreements and options
during and after the end of the relevant period the
aggregate nominal amount of share capital allotted,
issued and dealt with or agreed conditionally or
unconditionally to be allotted, issued and dealt with
 [whether pursuant to an option or otherwise] by the
Directors pursuant to the approval in this
resolution, otherwise than pursuant to [i] a rights
issue [as specified], [ii] the exercise of options
granted under any share option scheme adopted by the
Company or [iii] any scrip dividend or similar
arrangement providing for the allotment of Shares in
lieu of the whole or part of a dividend on Shares in
accordance with the Articles of Association, shall
not exceed the aggregate of [aa] 20% of the aggregate
 nominal amount of the share capital of the Company
in issue at the date of passing this Resolution, plus
 [bb] [if the Directors are so authorized by a
separate ordinary resolution of the shareholders of
the Company] the aggregate nominal amount of share
capital of the Company repurchased by the Company
subsequent to the passing of this Resolution [up to a
 maximum amount equivalent to 10% of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of passing this Resolution];
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Articles of Association of the

PROPOSAL #7.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 referred to in Resolution 6 in respect of the share
capital of the Company referred to in Resolution 6 as
 specified

PROPOSAL #8.: Approve and ratify the amendments to                         ISSUER          YES        AGAINST           AGAINST
the rules of the Share Option Scheme, the Pre-Global
Offering Share Option Scheme and the Special Purpose
Unicom Share Option Scheme of the Company [the Share
Option Schemes] as specified, subject to such
modifications of those amendments to the rules of the
 Share Option Schemes as the Directors of the Company
 may consider necessary to take into account the
requirements of the Stock Exchange and authorize the
Directors of the Company to adopt the amendments to
the rules of the Share Option Schemes and do all acts
 and things necessary to carry such amendments and
modifications [if any] into effect

PROPOSAL #9.: Approve and ratify the amendments to                         ISSUER          YES        AGAINST           AGAINST
certain terms of options granted under the Share
Option Schemes as specified, subject to such
modifications of those amendments to the terms of
options granted under the Share Option Schemes as the
 Directors of the Company may consider necessary to
take into account the requirements of the Stock
Exchange and authorize the Directors of the Company
to adopt the amendments to the terms of options
granted under the Share Option Schemes and do all
acts and things necessary to carry such amendments
and modifications [if any] into effect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA VANKE CO LTD
  TICKER:                N/A             CUSIP:     Y77421108
  MEETING DATE:          4/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the 2008 working report of the                       ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #2.: Receive the 2008 working report of the                       ISSUER          YES          FOR               FOR
Independent Directors

PROPOSAL #3.: Receive the 2008 working report of the                       ISSUER          YES          FOR               FOR
Supervisory Committee

PROPOSAL #4.: Receive the 2008 annual report and its                       ISSUER          YES          FOR               FOR
abstract and audited financial report

PROPOSAL #5.: Approve the 2008 profit distribution                         ISSUER          YES          FOR               FOR
plan: cash dividend/10 shares [tax included]: CNY
0.50, the bonus issue from profit [share/10 shares]:
None, the bonus issue from capital reserve [share/10
shares]: None

PROPOSAL #6.: Appoint the Company's audit firm for                         ISSUER          YES          FOR               FOR
2009
PROPOSAL #7.: Amend the Company's Articles of                              ISSUER          YES          FOR               FOR
Association

PROPOSAL #8.: Receive the report of the participation                      ISSUER          YES          FOR               FOR
 in post-disaster reconstruction in Sichuan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA YURUN FOOD GROUP LTD
  TICKER:                N/A             CUSIP:     G21159101
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors of the Company for the YE 31 DEC 2008

PROPOSAL #2.: Approve the payment of final dividend                        ISSUER          YES          FOR               FOR
recommended by the Board of Directors for the YE 31
DEC 2008

PROPOSAL #3.: Re-elect Mr. Zhu Yicai as an Executive                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-elect Mr. Feng Kuande as an                               ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #5.: Re-elect Mr. Gao Hui as an Independent                       ISSUER          YES          FOR               FOR
Non-Executive Director

PROPOSAL #6.: Authorize the Board of Directors to fix                      ISSUER          YES          FOR               FOR
 the Directors' remuneration

PROPOSAL #7.: Re-appoint KPMG as the Auditors and                          ISSUER          YES          FOR               FOR
authorize the Board of Directors to fix their
remuneration

PROPOSAL #8.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
[the Directors], to repurchase issued shares in the
capital of the Company on The Stock Exchange of Hong
Kong Limited [the Stock Exchange] or any other stock
exchange on which the shares of the Company may be
listed and recognized by the Securities and Futures
Commission of Hong Kong and the Stock Exchange,
subject to and in accordance with all applicable laws
 and/or the requirements of the Rules Governing the
Listing of Securities on the Stock Exchange or other
stock exchange during the relevant period, the said
approval being in addition to any other authorization
 given to the Directors, not exceeding 10% of the
aggregate nominal amount of the share capital of the
Company in issue at the date of passing of this
resolution; [Authority expires the earlier at the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by any applicable laws or
the Company's Bye-Laws to be held]

PROPOSAL #9.: Authorize the Directors, subject to the                      ISSUER          YES        AGAINST           AGAINST
 consent of the Bermuda Monetary Authority, where
applicable, to allot, issue and deal with unissued
shares in the share capital of the Company and to
make or grant offers, agreements and options
[including warrants, bonds and debentures convertible
 into shares of the Company] which might require the
exercise of such powers during and after the relevant
 period, not exceeding 20% of the aggregate nominal
amount of the share capital of the Company in issue
at the date of passing of this resolution, otherwise
than pursuant to: i) a rights issue; or ii) the
exercise of rights of subscription or conversion
under the terms of any warrants or other securities
which may be issued by the Company carrying a right
to subscribe for or purchase shares of the Company;
or iii) the exercise of any option granted under any
share option scheme adopted by the Company; or iv) an
 issue of shares in lieu of the whole or part of a
dividend on shares pursuant to any scrip dividend or
other similar scheme implemented in accordance with
the Bye-laws of the Company; [Authority expires the
earlier at the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by any
applicable laws or the Company's Bye-Laws to be held]

PROPOSAL #10.: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of the Resolutions 8 and 9, to extend the general
mandate granted to the Directors of the Company
pursuant to Resolution 9 by the total nominal amount
of shares in the capital of the Company which are
repurchased by the Company pursuant to the Resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINATRUST FINANCIAL HOLDINGS COMPANY LTD
  TICKER:                N/A             CUSIP:     Y15093100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business report                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The Supervisors' report                                     ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status report of the shares buyback                     ISSUER          NO           N/A               N/A

PROPOSAL #B.1: The 2008 financial reports                                  ISSUER          YES          FOR               FOR

PROPOSAL #B.2: The distribution of earnings for 2008                       ISSUER          YES          FOR               FOR
is hereby proposed for ratification

PROPOSAL #C.1: Amendment of Articles of Incorporation                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #C.2: It is hereby proposed for review and                        ISSUER          YES          FOR               FOR
discussion that the capital of the Company be
increased by NTD 2,857,809,410 by issuing a total of
285,780,941 new shares at par value of NTD 10 each to
 increase the working capital and strengthen the
operation of the Company

PROPOSAL #C.3: For the purpose of strengthening the                        ISSUER          YES        AGAINST           AGAINST
capital and financial structure of the Company, it is
 hereby proposed for discussion that the Company
issue new common shares by way of [a] private
placement with the per share price of the new shares
being determined as 95% of the referential price
provided in the points to note for conducting private
 placement of securities by public companies and the
total number of shares issued shall be not more than
2.5 billion shares; or [b] public offering; or [c]
combination of the above 2 methods

PROPOSAL #C.4: It is hereby proposed for review and                        ISSUER          YES          FOR               FOR
discussion that some Articles of the Company's Rules
Governing Election of Directors & Supervisors be
modified

PROPOSAL #D.1: By-election of an Independent                               ISSUER          YES          FOR               FOR
Director: Lee Wen Chin [ID NO.: E121520459] for the
third Board of Directors

PROPOSAL #D.2: By-election of a Director: Kuan Ho                          ISSUER          YES          FOR               FOR
Construction and Development Co. Ltd. Shareholder
No.: 265 Representative: Wu I Kwei, Daniel for the
third Board of Directors

PROPOSAL #E.: Releasing the Directors elect of the                         ISSUER          YES          FOR               FOR
third term of office from non-compete obligations

PROPOSAL #F.: Extemporaneous Proposals                                     ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHUNGHWA PICTURE TUBES LTD
  TICKER:                N/A             CUSIP:     Y1612U104
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #a.1: To report the status of investment in                       ISSUER          NO           N/A               N/A
People's Republic of China

PROPOSAL #A.2: To report the status of overseas                            ISSUER          NO           N/A               N/A
securities issuance

PROPOSAL #A.3: To report the status of buyback                             ISSUER          NO           N/A               N/A
treasury stock

PROPOSAL #A.4: To report the revision to the                               ISSUER          NO           N/A               N/A
procedures of transferring treasury stocks to

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit for the year 2008

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
the monetary loans

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.5: Approve to revise the Articles of                           ISSUER          YES        AGAINST           AGAINST
Incorporation

PROPOSAL #B.6: Approve to revise to the price of the                       ISSUER          YES          FOR               FOR
Euro convertible bonds, and the conditions of Euro
convertible bonds

PROPOSAL #B.7: Approve the transfer treasury stocks                        ISSUER          YES        AGAINST           AGAINST
to employees

PROPOSAL #B.8: Approve the capital injection to issue                      ISSUER          YES        AGAINST           AGAINST
 new shares or global depository receipt

PROPOSAL #B.9: Approve the issuance of securities via                      ISSUER          YES        AGAINST           AGAINST
 private placement

PROPOSAL #B.10: Approve to release the prohibition on                      ISSUER          YES          FOR               FOR
 the Directors from participation in competitive
business

PROPOSAL #B.11: Other business                                             ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHUNGHWA TELECOM CO LTD
  TICKER:                N/A             CUSIP:     Y1613J108
  MEETING DATE:          8/14/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the capitalization of 2007                           ISSUER          YES        ABSTAIN           AGAINST
capital surplus

PROPOSAL #2.: Approve the Article of capital decrease                      ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #3.: Other business and extemporary motion                        ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHUNGHWA TELECOM CO LTD
  TICKER:                N/A             CUSIP:     Y1613J108
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the special earnings and                          ISSUER          NO           N/A               N/A
capital reserves report according to the Article 17
Clause 1 of the guidelines for acquisition or
disposal of asset by the Public Companies

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 3.83 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from capital reserves, proposed bonus issue: 100 for
1,000 shares held

PROPOSAL #B.5: Approve the proposal of capital                             ISSUER          YES          FOR               FOR
reduction

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.8: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsements and guarantee

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHUNGHWA TELECOM CO. LTD.
  TICKER:                CHT             CUSIP:     17133Q403
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: ACCEPTANCE OF 2008 BUSINESS REPORT AND                       ISSUER          YES          FOR               FOR
FINANCIAL STATEMENTS

PROPOSAL #02: APPROVAL OF THE PROPOSAL FOR THE                             ISSUER          YES          FOR               FOR
DISTRIBUTION OF 2008 EARNINGS

PROPOSAL #03: REVISION OF THE ARTICLES OF                                  ISSUER          YES          FOR               FOR
INCORPORATION
PROPOSAL #04: PROPOSED CONVERSION OF THE CAPITAL                           ISSUER          YES          FOR               FOR
SURPLUS INTO CAPITAL STOCK OF THE COMPANY AND
ISSUANCE OF NEW SHARES

PROPOSAL #05: PROPOSED CAPITAL DEDUCTION AND ISSUANCE                      ISSUER          YES          FOR               FOR
 OF CASH DIVIDENDS

PROPOSAL #06: REVISION OF THE PROCEDURES FOR                               ISSUER          YES          FOR               FOR
ACQUISITION OR DISPOSAL OF ASSETS

PROPOSAL #07: REVISION OF THE PROCEDURES FOR LENDING                       ISSUER          YES          FOR               FOR
OF CAPITAL TO OTHERS

PROPOSAL #08: REVISION OF THE PROCEDURES FOR                               ISSUER          YES          FOR               FOR
ENDORSEMENTS AND GUARANTEES

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHUNGHWA TELECOM CO., LTD.
  TICKER:                CHT             CUSIP:     17133Q304
  MEETING DATE:          8/14/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: TO APPROVE THE PROPOSAL FOR CONVERSION                       ISSUER          YES          FOR               FOR
OF THE CAPITAL SURPLUS INTO CAPITAL INCREASE OF THE
COMPANY AND ISSUANCE OF NEW SHARES.

PROPOSAL #1B: TO APPROVE THE PROPOSAL FOR DECREASE IN                      ISSUER          YES          FOR               FOR
 CASH OF THE COMPANY.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIA CERVECERIAS UNIDAS SA CERVEZAS
  TICKER:                N/A             CUSIP:     P24905104
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept the Chief Executive                        ISSUER          YES          FOR               FOR
Officers' report

PROPOSAL #2.: Approve to accept financial statements                       ISSUER          YES          FOR               FOR
and the statutory reports for FY 2008

PROPOSAL #3.: Approve the allocation of income and                         ISSUER          YES          FOR               FOR
the distribution of dividends

PROPOSAL #4.: Approve the Dividend Policy                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect the Directors                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Approve the remuneration and the budget                      ISSUER          YES          FOR               FOR
 of the Directors for 2009

PROPOSAL #7.: Approve the Director's Committee report                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve the remuneration and the Budget                      ISSUER          YES          FOR               FOR
 of Director's Committee for 2009

PROPOSAL #9.: Approve the remuneration of Audit                            ISSUER          YES          FOR               FOR
Committee and set budget for Said Committee

PROPOSAL #10.: Elect the Auditors for FY 2009                              ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve the Special Auditor's report                        ISSUER          YES          FOR               FOR
Regarding Related-Party Transactions

PROPOSAL #12.: Other Business                                              ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIA DE CONCESSOES RODOVIARIAS
  TICKER:                N/A             CUSIP:     P1413U105
  MEETING DATE:          8/1/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Appoint the new Chairperson of the                           ISSUER          YES          FOR               FOR
Board of Directors of the Company from among the
other full Members elected at the AGM held on 27 MAR
2008 [2008 AGM], as a result of the resignation from
the position communicated by the Chairperson elected
on the mentioned date, who, despite the resignation
will remain performing his functions as a full Member
 of the Board of Directors until the termination of
his term of office

PROPOSAL #II.: Approve, bearing in mind the                                ISSUER          YES          FOR               FOR
resignation of another full Member of the Board of
Directors of the Company elected at the 2008 AGM,
appointment of a new full Member from among the
alternate Members elected at the mentioned 2008 AGM
and, as a consequence, election of a new alternate
Member to form part of the Board of Directors of the
Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIA DE CONCESSOES RODOVIARIAS
  TICKER:                N/A             CUSIP:     P1413U105
  MEETING DATE:          11/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Appoint the alternate, Rodrigo Cardoso                       ISSUER          YES          FOR               FOR
Barbosa to the position of full member of the Board
of Directors of the Company to replace Mr. Jose
Edison Barros Franco, as a result of the resignation
from the position tendered by the latter, and the
respective election of a new alternate Member

PROPOSAL #II.: Elect new alternates Members to join                        ISSUER          YES          FOR               FOR
the Board of Directors of the Company to replace Mr.
Luis Henrique Marcelino Alves Delgado and Mr. Ricardo
 Bisordi De Oliveira Lima, elected at the AGM of the
Company, held on 27 MAR 2008, in light of his
resignations from the position

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIA DE CONCESSOES RODOVIARIAS
  TICKER:                N/A             CUSIP:     P1413U105
  MEETING DATE:          12/22/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Elect a new full Member of the Board of                      ISSUER          YES          FOR               FOR
 Directors of the Company to replace Mr. Joao Pedro
Ribeiro De Azevedo Coutinho and elect a new Alternate
 Member of the Board of Directors of the Company to
replace Mr. Joao Adolfo De Brito Portela, both
elected at the AGM of the Company held on 27 MAR
2008, as a result of the resignation of both from
their respective positions

PROPOSAL #II.: Approve to increase the share capital                       ISSUER          YES          FOR               FOR
of the Company in the amount of BRL 220,526,813.00,
without changing the number of shares, through the
capitalization of capital reserves in the same
amount, in accordance with the balance sheet of the
Company whose base date is 31 DEC 2007, under the
terms of Article 169/1 of Law Number 6404/76

PROPOSAL #III.: Amend, as a result of the Resolution                       ISSUER          YES          FOR               FOR
II, the main part of Article 5 of the Company's
Corporate Bylaws, which will now read with the
following wording Article 5: the share capital is of
BRL 791,760,430.54, divided into 403,101,800 common
shares, all nominative, book entry and of no par value

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIA DE CONCESSOES RODOVIARIAS
  TICKER:                N/A             CUSIP:     P1413U105
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to take knowledge of the                             ISSUER          YES          FOR               FOR
Director's accounts, to examine, discuss and approve
the Board of Directors' report, the Companys
consolidated financial statements and explanatory
notes accompanied by the Independent Auditors' report
 and the Finance Committee for the FYE 31 DEC 2008

PROPOSAL #2.: Approve the revision of the capital                          ISSUER          YES          FOR               FOR
budget

PROPOSAL #3.: Approve the distribution of profits                          ISSUER          YES          FOR               FOR
from the FYE 31 DEC 2008

PROPOSAL #4.: Approve the number of seats on the                           ISSUER          YES        AGAINST           AGAINST
Companys Board of Directors for the next term of

PROPOSAL #5.: Elect Members of the Companys Board of                       ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #6.: Approve the Administrators remuneration                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the setting up of the Finance                        ISSUER          YES        AGAINST           AGAINST
Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIA DE TRANSMISSAO DE ENERGIA ELETRICA PAULISTA, S
  TICKER:                N/A             CUSIP:     P30576113
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To examine, discuss and vote upon the                        ISSUER          NO           N/A               N/A
Board of Directors annual report, the financial
statements and Independent Auditors and Finance
Committee report relating to FY ending 31 DEC 2008

PROPOSAL #2.: To decide on the allocation of the                           ISSUER          NO           N/A               N/A
result of the FY and on the distribution of dividends

PROPOSAL #3.: To consider the proposal for the                             ISSUER          NO           N/A               N/A
capital budget for 2009 through 2011

PROPOSAL #4.: Elect the Principal and Substitute                           ISSUER          YES          FOR               FOR
Members of the Finance Committee

PROPOSAL #5.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors

PROPOSAL #6.: To set the total annual payment for the                      ISSUER          NO           N/A               N/A
 Members of the Board of Directors and Finance

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIA DE TRANSMISSAO DE ENERGIA ELETRICA PAULISTA, S
  TICKER:                N/A             CUSIP:     P30576113
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To amendment of the Articles 4 and 22                        ISSUER          NO           N/A               N/A
of the Corporate Bylaws and removal of item VI from
the Article 26, in accordance with the proposal from
the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIA ENERGETICA DE MINAS GERAIS CEMIG CMIG, BELO HO
  TICKER:                N/A             CUSIP:     P2577R110
  MEETING DATE:          7/24/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Change in the composition of the Board                       ISSUER          NO           N/A               N/A
of Directors, as a result of resignation or
substitution of the Members, as requested by the
stockholder Southern Electric Brazil Participacoes
Ltda., in correspondence filed at the Company

PROPOSAL #2.: Orientation of vote, for the                                 ISSUER          NO           N/A               N/A
representative of Companhia Energetica de Minas
Gerais at the EGM of the stockholders of Cemig
Distribuicao S.A., to be held on 24 JUL 2008

PROPOSAL #3.: Orientation of vote, for the                                 ISSUER          NO           N/A               N/A
representative of the Companhia Energetica De Minas
Gerais at the EGM of the Stockholders of Cemig
Geracao E Transmissao S.A., to be held on 24 JUL 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIA ENERGETICA DE MINAS GERAIS CEMIG CMIG, BELO HO
  TICKER:                N/A             CUSIP:     P2577R110
  MEETING DATE:          3/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to change the composition of                         ISSUER          YES        AGAINST           AGAINST
the Board of Directors as a result of the
resignations, in accordance with the correspondence

PROPOSAL #2.: Orientation of the vote for the                              ISSUER          NO           N/A               N/A
representative of Companhia Energetica De Minas
Gerais in the EGM of shareholders of Cemig
Distribuicao S.A., and Cemig Geracao E Transmissao
S.A., to be held on 05 MAR 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIA SOUZA CRUZ INDUSTRIA E COMERCIO CRUZ
  TICKER:                N/A             CUSIP:     P26663107
  MEETING DATE:          3/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the increase of the share                            ISSUER          YES          FOR               FOR
capital from BRL 625,280,009.19 to BRL
854,755,740.32, through the capitalization of the
capital reserves, in the amount of BRL
229,475,731.13, without the issuance of new shares

PROPOSAL #2.: Amend the Article 5 of the Corporate                         ISSUER          YES          FOR               FOR
ByLaws as a result of the capitalization referred to
above

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIA SOUZA CRUZ INDUSTRIA E COMERCIO CRUZ
  TICKER:                N/A             CUSIP:     P26663107
  MEETING DATE:          3/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve to examine, discuss and vote                         ISSUER          YES          FOR               FOR
upon the Board of Directors annual report, the
financial statements and the Independent Auditors
report relating to FYE 31 DEC 2008

PROPOSAL #II.: Approve to allocate the net profit                          ISSUER          YES          FOR               FOR
from the FY, including within it the remuneration to
the shareholders in the form of a dividend, in the
amount of BRL 2,148,615,416,463 per share; the
dividend will be adjusted according to the special
settlement and custodial system over night interest
rate, or selic, in the period from 31 DEC 2008, to 27
 MAR 2009, inclusive, and must be paid on 30 MAR 2009

PROPOSAL #III.: Approve to set the global                                  ISSUER          YES          FOR               FOR
remuneration of the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIA VALE DO RIO DOCE
  TICKER:                N/A             CUSIP:     P2605D109
  MEETING DATE:          12/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, the terms of the Articles 224                       ISSUER          YES          FOR               FOR
and 225 of Law number 6404/76, the protocol and
justification of the merger of Mineracao Onca Puma
S.A. a full subsidiary of Vale

PROPOSAL #2.: Ratify the appointment of Acal                               ISSUER          YES          FOR               FOR
Consultoria E Auditoria S/S, the specialized Company
hired to carry out the valuation of Mineracao Onca
Puma S.A.

PROPOSAL #3.: Approve the respective valuation report                      ISSUER          YES          FOR               FOR
 prepared by the specialized Company

PROPOSAL #4.: Approve the merger, without an increase                      ISSUER          YES          FOR               FOR
 in capital and without the issuance of new shares,
of Mineracao Onca Puma S.A. by Vale

PROPOSAL #5.: Ratify the nominations of full and                           ISSUER          NO           N/A               N/A
alternate Members of the Board of Directors made at
the meetings of that collegiate body held on 17 APR
2008 and 21 MAY 2008 under the terms of Article 11-10
 of the Corporate By-Laws

PROPOSAL #6.: Amend Article 1 of the Corporate Bylaws                      ISSUER          YES          FOR               FOR
 to replace the expression CVRD by Vale to be
consistent with the Company's new brand

PROPOSAL #7.: Amend the Articles 5 and 6 of the                            ISSUER          YES          FOR               FOR
Corporate Bylaws to reflect the increase in capital
ratified in the meetings of the Board of Directors
held on 22 JUL 2008 and 05 AUG 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIA VALE DO RIO DOCE
  TICKER:                N/A             CUSIP:     P96609139
  MEETING DATE:          12/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, under the terms of the                              ISSUER          YES          FOR               FOR
Articles 224 and 225 of Law number 6404/76, the
protocol and justification of the merger of Mineracao
 Onca Puma S.A a full subsidiary of vale

PROPOSAL #2.: Ratify the appointment of Acal                               ISSUER          YES          FOR               FOR
Consultoria E Auditoria S/S, the specialized Company
hired to carry out the valuation of Mineracao Onca
Puma S.A

PROPOSAL #3.: Approve the respective valuation report                      ISSUER          YES          FOR               FOR
 prepared by the specialized Company

PROPOSAL #4.: Approve the merger, without an increase                      ISSUER          YES          FOR               FOR
 in capital and without the issuance of new shares,
of Mineracao Onca Puma S.A by vale

PROPOSAL #5.: Ratify the nominations of full and                           ISSUER          YES          FOR               FOR
Alternate Members of the Board of Directors made at
the meetings of that collegiate body held on 17 APR
2008 and 21 MAY 2008 under the terms of Article 11-10
 of the Corporate By-Laws

PROPOSAL #6.: Amend Article 1 of the Corporate Bylaws                      ISSUER          YES          FOR               FOR
 to replace the expression CVRD by Vale to be
consistent with the Company's new brand

PROPOSAL #7.: Amend the Articles 5 and 6 of the                            ISSUER          YES          FOR               FOR
Corporate Bylaws to reflect the increase in capital
ratified in the meetings of the Board of Directors
held on 22 JUL 2008 and 05 AUG 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIPLA LTD
  TICKER:                N/A             CUSIP:     Y1633P142
  MEETING DATE:          8/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the balance sheet at                       ISSUER          YES          FOR               FOR
31 MAR 2008, the profit and loss account for the YE
on that date together with the Schedule annexed
thereto as well as the reports of the Board of
Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend for the YE 31 MAR                         ISSUER          YES          FOR               FOR
2008
PROPOSAL #3.: Re-appoint Dr. M.R. Raghavan as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Appoint M/s. R.S. Bharucha & Co.,                            ISSUER          YES          FOR               FOR
Chartered Accountants, Mumbai and M/s. R.G.N. Price &
 Co., Chartered Accountants, Mumbai as the Auditors
until the conclusion of the next AGM upon such
remuneration, taxes and out of pocket expenses, as
may be agreed to between the Board of Directors/Audit
 Committee of the Company and the respective Auditors
 and authorize the Board of Directors/Audit Committee
 of the Company to fix the remuneration as aforesaid
and to appoint the Auditors for the Company's branch
office(s) [whether now or as may be established] in
terms of Section 228 of the Companies Act, 1956 in
consultation with the auditors to examine and audit
the accounts for the FY 2008-09 on such remuneration,
 terms and conditions as the Board of Directors
and/or Audit Committee may deem fit

PROPOSAL #5.: Appoint Mr. Pankaj B. Patel, as a                            ISSUER          YES          FOR               FOR
Director of the Company in causal vacancy with effect
 from 05 MAR 2008 and holding office up to this AGM
in terms of the provisions of the Section 262(2) of
the Companies Act, 1956, liable to retire by rotation

PROPOSAL #S.6: Approve and ratify, subject to the                          ISSUER          YES          FOR               FOR
Central Government and in pursuance of Sections 269,
309, 198 and other applicable provisions of the
Companies Act, 1956 [the Act], the re-appointment of
Dr. Y.K. Hamied as a Managing Director of the Company
 for a further period of 5 years commencing 01 AUG
2008 and ending on 31 JUL 2013 with the benefit of
continuity of service subject to the remuneration not
 exceeding the limits laid down under Sections 198
and 309 of the Act and mutually agreed terms and
conditions stated hereunder and also as specified and
 Salary: INR 5,00,000 p.m. with liberty to the Board
of Directors to sanction such increase as it may in
its absolute discretion determine from time to time
provided that the salary does not exceed INR
15,00,000 p.m. during the tenure; the total
remuneration including perquisites shall not exceed
the limits specified in Schedule XIII to the Act;
authorize the Board to fix actual remuneration and
revise it from time to time within the aforesaid
ceilings; if in any FY during the currency of tenure
of he appointee, the Company has no profits or its
profits are inadequate, the appointee shall be
entitled to minimum remuneration by way of basic
salary, perquisites and allowances not exceeding the
ceiling limit specified under para 1 of Section II,
part II of Schedule XIII to the Act and in addition
thereto, he shall also be eligible to the perquisites
 and allowances not exceeding the limits specified
under para 2 of Section II, part II of Schedule XIII
to the Act or such other limits as may be specified
by the Central Government from time to time as
minimum remuneration; this appointment as Managing
Director is liable for termination by either party
giving 3 months' notice in writing to the other; in
event approval of the central government stipulating
any changes with the respect to the payment of
remuneration to the appointee, and authorize the
Board of Directors of the Company to vary the
remuneration in accordance therewith to the extent
and in the manner as may be agreed to by the

PROPOSAL #7.: Approve and ratify, pursuance of                             ISSUER          YES          FOR               FOR
Sections 269, 309, 198, Schedule XIII and other
applicable provisions of the Companies Act, 1956 [the
 Act], the re-appointment of Mr. M.K. Hamied as Joint
 Managing Director of the Company for a further
period of 5 years commencing 01 AUG 2008 and ending
on 31 JUL 2013 with the benefit of continuity of
service subject to the remuneration not exceeding the
 limits laid down under Sections 198 and 309 of the
Act and mutually agreed terms and conditions stated
hereunder and also as specified; Salary: INR 5,00,000
 p.m. with liberty to the Board of Directors to
sanction such increase as it may in its absolute
discretion determine from time to time provided that
the salary does not exceed INR 15,00,000 p.m. during
the tenure; authorize the Board to fix actual
remuneration and revise it from time to time within
the aforesaid ceilings; if in any FY during the
currency of tenure of he appointee, the Company has
no profits or its profits are inadequate, the
appointee shall be entitled to minimum remuneration
by way of basic salary, perquisites and allowances
not exceeding the ceiling limit specified under para
1 of Section II, part II of Schedule XIII to the Act
and in addition thereto, he shall also be eligible to
 the perquisites and allowances not exceeding the
limits specified under para 2 of Section II, part II
of Schedule XIII to the Act or such other limits as
may be specified by the Central Government from time
to time as minimum remuneration; this appointment as
Joint Managing Director is liable for termination by
either party giving 3 months' notice in writing to

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CITIC PAC LTD
  TICKER:                N/A             CUSIP:     Y1639J116
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited accounts and the                         ISSUER          YES          FOR               FOR
reports of the Directors and the Auditors for the YE
31 DEC 2008

PROPOSAL #2.A: Re-elect Mr. Peter Lee Chung Hing as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #2.B: Re-elect Mr. Milton Law Ming To as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.C: Re-elect Mr. Wang Ande as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.D: Re-elect Mr. Alexander Reid Hamilton                        ISSUER          YES        AGAINST           AGAINST
as a Director

PROPOSAL #2.E: Re-elect Mr. Hansen Loh Chung Hon as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #2.F: Re-elect Mr. Zhang Jijing as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #2.G: Re-elect Mr. Ju Weimin as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors and authorize
the Board of Directors to fix their remuneration

PROPOSAL #4.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to this Resolution, to exercise during or
after the relevant period all the powers of the
Company to allot, issue and dispose of additional
shares in the Company and to make or grant offers,
agreements and options which would or might require
the exercise of such powers, the aggregate nominal
value of share capital allotted or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Directors of the Company pursuant to the mandate in
this Resolution, otherwise than pursuant to i) Rights
 Issue or ii) any option scheme or similar
arrangement for the time being adopted for the grant
or issue to the officers and/or employees of the
Company and/or any of its subsidiaries of shares or
rights to acquire shares of the Company or iii) the
exercise of rights of subscription or conversion
under the terms of any warrants issued by the Company
 or any securities which are convertible into shares
of the Company or iv) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend on shares of
the Company pursuant to the Articles of Association
of the Company from time to time, shall not exceed
20% of the aggregate nominal amount of the share
capital of the Company in issue at the date of this
Resolution and the said mandate shall be limited
accordingly; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to exercise during the relevant period all the powers
 of the Company to purchase or otherwise acquire
shares of the Company in accordance with all
applicable laws and the requirements of the Rules
Governing the Listing of Securities on The Stock
Exchange of Hong Kong Limited, provided that the
aggregate nominal amount of shares so purchased or
otherwise acquired shall not exceed 10% of the
aggregate nominal amount of the share capital of the
Company in issue at the date of this Resolution;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by Law to be held]

PROPOSAL #6.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions 4 and 5, the aggregate nominal amount
of the shares which are purchased or otherwise
acquired by the Company pursuant to Resolution 5
shall be added to the aggregate nominal amount of the
 shares which may be issued pursuant to Resolution 4

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CITIC PACIFIC LTD
  TICKER:                N/A             CUSIP:     Y1639J116
  MEETING DATE:          12/19/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, the agreement [the                       ISSUER          YES          FOR               FOR
'Agreement'] dated 12 NOV 2008 entered into between
CITIC Pacific and CITIC Group, details of which are
as specified [the 'Circular'] [as specified] and the
transactions contemplated thereunder; the increase in
 the authorized share capital of CITIC Pacific from
HKD 1,200,000,000 divided into 3,000,000,000 shares
of HKD 0.40 each ['the Shares'] to HKD 2,400,000,000
divided into 6,000,000,000 Shares by the creation of
an additional 3,000,000,000 shares ranking pari passu
 in all respects with existing issued and unissued
Shares; authorize the Directors of CITIC Pacific or
any Committee thereof, to do all acts and execute all
 documents they consider necessary or desirable to
give effect to the transactions contemplated in this
ordinary resolution 1, including but not limited to:
i) the issue of the convertible bond [the
'Convertible Bond'] pursuant to the Agreement; ii)
the issue and allotment to the holder of the
Convertible Bond such appropriate number of new
shares upon the due exercise of the conversion rights
 attaching to the Convertible Bond; iii) the Novation
 [as specified] and iv) the increase in the
authorized share capital of CITIC Pacific

PROPOSAL #2.: Approve, subject to and conditional on                       ISSUER          YES          FOR               FOR
the passing of Ordinary Resolution 1, the waiver
granted or to be granted by the Executive Director of
 the Corporate Finance Division of the Securities and
 Futures Commission of Hong Kong and any delegate of
such Executive Director pursuant to Note 1 on
dispensations from Rule 26 of the Hong Kong Code on
Takeovers and Mergers in respect of the obligation on
 the part of CITIC Group to make a mandatory general
offer to the shareholders of CITIC Pacific for all
issued Shares not already owned by it or parties
acting in concert with it under Rule 26 of the Hong
Kong Code on Takeovers and Mergers as a result of the
 allotment and issue of the new Shares upon the
exercise of conversion rights attaching to the
Convertible Bond

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CJ CHEILJEDANG CORP
  TICKER:                N/A             CUSIP:     Y1661W134
  MEETING DATE:          2/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES          FOR               FOR
Articles of Incorporation

PROPOSAL #3.: Approve the limit of remuneration of                         ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CMC MAGNETICS CORP
  TICKER:                N/A             CUSIP:     Y1661J109
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The procedures of transferring buyback                      ISSUER          NO           N/A               N/A
 treasury stocks to employees

PROPOSAL #A.5: The status of assets impairment                             ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve the adjustment to the                               ISSUER          YES          FOR               FOR
investment quota in People's Republic of China

PROPOSAL #B.6: Approve the issuance of new shares via                      ISSUER          YES          FOR               FOR
 private placement at appropriate time

PROPOSAL #B71.1: Elect Mr. Wong, Ming-Sian/ID No.                          ISSUER          YES          FOR               FOR
D100772112 as a Director

PROPOSAL #B71.2: Elect Mr. Yang, Ya-Siou/ID No.                            ISSUER          YES          FOR               FOR
D200757395 as a Director

PROPOSAL #B71.3: Elect Mr. Guo, Jyun-Huei/ID No.                           ISSUER          YES          FOR               FOR
P100203353 as a Director

PROPOSAL #B71.4: Elect Mr. Cai Wong, Ya-Li/ID No.                          ISSUER          YES          FOR               FOR
E201557658 as a Director

PROPOSAL #B71.5: Elect Mr. Cai, Zong-Han/ID No.                            ISSUER          YES          FOR               FOR
D120886180 as a Director

PROPOSAL #B71.6: Elect Mr. Chen, Sian-Tai/ID No.                           ISSUER          YES          FOR               FOR
D100506234 as a Director

PROPOSAL #B71.7: Elect Mr. Zeng, Yi-An/ID No.                              ISSUER          YES          FOR               FOR
D120652273 as a Director

PROPOSAL #B72.1: Elect Mr. Li, Mei-Ying/ID No.                             ISSUER          YES          FOR               FOR
C220451811 as a Supervisor

PROPOSAL #B72.2: Elect Mr. Ye, Min-Jheng/ID No.                            ISSUER          YES          FOR               FOR
S101836055 as a Supervisor

PROPOSAL #B.8: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CNOOC LTD
  TICKER:                N/A             CUSIP:     Y1662W117
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Receive and approve the audited                             ISSUER          YES          FOR               FOR
statement of accounts together with the report of the
 Directors and Independent Auditors report thereon
for the YE 31 DEC 2008

PROPOSAL #A.2: Declare a final dividend for the YE 31                      ISSUER          YES          FOR               FOR
 DEC 2008

PROPOSAL #A.3.1: Re-elect Mr. Wu Guangqi as an                             ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #A.3.2: Re-elect Mr. Cao Xinghe as a Non-                         ISSUER          YES          FOR               FOR
executive Director

PROPOSAL #A.3.3: Re-elect Mr. Wu Zhenfang as a Non-                        ISSUER          YES          FOR               FOR
executive Director

PROPOSAL #A.3.4: Re-elect Dr. Edgar W.K. Cheng as an                       ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #A.3.5: Authorize the Board of Directors to                       ISSUER          YES          FOR               FOR
fix the remuneration of each of the Directors

PROPOSAL #A.4: Re-appoint the Company's Independent                        ISSUER          YES          FOR               FOR
Auditors and authorize the Board of Directors to fix
their remuneration

PROPOSAL #B.1: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
this resolution, during the Relevant Period [as
hereinafter specified], to repurchase shares in the
capital of the Company on The Stock Exchange of Hong
Kong Limited [the Stock Exchange] or on any other
exchange on which the shares of the Company may be
listed and recognized by the Securities and Futures
Commission of Hong Kong and The Stock Exchange for
this purpose [Recognized Stock Exchange], subject to
and in accordance with all applicable Laws, Rules and
 regulations and the requirements of the Rules
Governing the Listing of Securities on the Stock
Exchange of Hong Kong Limited [the Listing Rules], or
 of any other Recognized Stock Exchange and the
articles of association [the Articles] of the
Company; the aggregate nominal amount of shares of
the Company which the Company is authorized to
repurchase pursuant to the approval in this
resolution shall not exceed 10% of the aggregate
nominal amount of the share capital of the Company in
 issue as at the date of the passing of this
resolution; and [Authority expires the earlier of the
 conclusion of the next AGM of the Company or the
expiration of the period within which the next annual
 general meeting of the Company is required by any
applicable laws or the Articles of the Company to be

PROPOSAL #B.2: Authorize the Directors, subject to                         ISSUER          YES        AGAINST           AGAINST
the following provisions of this resolution, during
the Relevant Period [as hereinafter specified], to
allot, issue and deal with additional shares in the
capital of the Company and to make or grant offers,
agreements and options [including bonds, notes,
warrants, debentures and securities convertible into
shares of the Company] which would or might require
the exercise of such powers be and is hereby
generally and unconditionally approved; to make or
grant offers, agreements and options [including
bonds, notes, warrants, debentures and securities
convertible into shares of the Company] which would
or might require the exercise of such powers after
the end of the Relevant Period; the aggregate nominal
 amount of share capital of the Company allotted or
agreed conditionally or unconditionally to be
allotted, issued or dealt with [whether pursuant to
an option or otherwise] by the Directors pursuant to
the approval in this resolution, otherwise than
pursuant to: i) a Rights Issue [as hereinafter
specified]; ii) an issue of shares pursuant to any
specific authority granted by shareholders of the
Company in general meeting, including upon the
exercise of rights of subscription or conversion
under the terms of any warrants issued by the Company
 or any bonds, notes, debentures or securities
convertible into shares of the Company; iii) an issue
 of shares pursuant to the exercise of any option
granted under any share option scheme or similar
arrangement for the time being adopted by the Company
 and/or any of its subsidiaries; iv) any scrip
dividend or similar arrangement providing for the
allotment of shares in lieu of the whole or part of a
 dividend on shares of the Company in accordance with
 the Articles of the Company; or v) any adjustment,
after the date of grant or issue of any options,
rights to subscribe or other securities referred to
above, in the price at which shares in the Company
shall be subscribed, and/or in the number of shares
in the Company which shall be subscribed, on exercise
 of relevant rights under such options, warrants or
other securities, such adjustment being made in
accordance with, or as contemplated by, the terms of
such options, rights to subscribe or other
securities, shall not exceed 20% of the aggregate
nominal amount of the share capital of the Company in
 issue as at the date of the passing of this
resolution; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next annual
 general meeting of the Company is required by any

PROPOSAL #B.3: Authorize the Directors, subject to                         ISSUER          YES        AGAINST           AGAINST
the passing of the Resolutions Numbered B.1 and B.2,
to allot, issue and deal with additional shares of
the Company pursuant to Resolution Numbered B.2 be
and hereby extended by the addition to it of an
amount representing the aggregate nominal amount of
the shares in the capital of the Company which are
repurchased by the Company pursuant to and since the
granting to the Company of the general mandate to
repurchase shares in accordance with resolution
numbered B1 set out in this notice, provided that
such extended amount shall not exceed 10% of the
aggregate nominal amount of the share capital of the
Company in issue as at the date of the passing of

PROPOSAL #S.C.1: Amend Article 85 of the Articles of                       ISSUER          YES          FOR               FOR
Association of the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CNPC HONG KONG LTD
  TICKER:                N/A             CUSIP:     G2237F100
  MEETING DATE:          2/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, the transactions contemplated                       ISSUER          YES          FOR               FOR
under the Xinjiang Xinjie Tranche A Agreement [as
specified] and authorize any one Director [if
execution under the common seal of the Company is
required, any two Directors] of the Company for and
on behalf of the Company to sign, and where required,
 to affix the common seal of the Company to any
documents, instruments or agreements, and to do any
acts and things deemed by him to be necessary or
expedient in order to give effect to the Xinjiang
Xinjie Tranche A Acquisition [as specified]

PROPOSAL #2.: Approve, the transactions contemplated                       ISSUER          YES          FOR               FOR
under each of the Xinjiang Xinjie Tranches B, C and D
 Agreements [as specified] and authorize any one
Director [if execution under the common seal of the
Company is required, any two Directors] of the
Company for and on behalf of the Company to sign, and
 where required, to affix the common seal of the
Company to any documents, instruments or agreements,
and to do any acts and things deemed by him to be
necessary or expedient in order to give effect to the
 Xinjiang Xinjie Tranches B, C and D Acquisitions [as

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CNPC HONG KONG LTD
  TICKER:                N/A             CUSIP:     G2237F100
  MEETING DATE:          3/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the transactions contemplated                        ISSUER          YES          FOR               FOR
under the Huayou Capital Injection Agreement; and
authorize any 1 Director [if execution under the
common seal of the Company is required, any 2
Directors] of the Company for and on behalf of the
Company is sign, and where required, to affix the
common seal of the Company to any documents,
instruments or agreement, and to do any acts and
things deemed by him to be necessary or expedient in
order to give effect to the Huayou Capital Injection

PROPOSAL #2.: Approve the continuing connected                             ISSUER          YES          FOR               FOR
transactions between the Group and the CNPC Group
regarding [a] the provision of products and services
by the CNPC Group to the Group under the PSAs, the
Master Agreement and for the avoidance of doubt
including those under the Second Supplemental
Agreement but excluding the Oil and Gas Products; [b]
 purchase of the Group's share of crude oil by the
CNPC Group; and [c] purchase of the Oil and Gas
Products by the Group; approve the proposal annual
caps in respect of the continuing connected
transactions mentioned in Resolution 2[i] above for
each of the 3 FYE 31 DEC 2011 as specified; and
authorize any 1 Director [if execution under the
common seal of the Company is required, any 2
Directors] of the Company be and is/are hereby
authorized for and on behalf of the Company to sign,
and where required, to affix the common seal of the
Company to any documents, instruments or agreements,
and to do any acts and things deemed by him to be
necessary or expedient in order to give effect to the
 Continuing Connected Transactions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CNPC HONG KONG LTD
  TICKER:                N/A             CUSIP:     G2237F100
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the financial                              ISSUER          YES          FOR               FOR
statements and the reports of the Directors and of
the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of HKD 0.15                         ISSUER          YES          FOR               FOR
per share

PROPOSAL #3.a: Re-elect Mr. Li Hualin as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.b: Authorize the Directors to fix the                          ISSUER          YES          FOR               FOR
remuneration of the Directors

PROPOSAL #4.: Appoint PricewaterhouseCoopers as the                        ISSUER          YES          FOR               FOR
Auditors for the ensuing year in place of the
retiring Auditors PricewaterhouseCoopers and to
authorize the Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to purchase shares of HKD 0.01 each in the capital of
 the Company be and is hereby generally and
unconditionally approved; the total nominal amount of
 the shares to be purchased shall not exceed 10% of
the total nominal amount of the share capital of the
Company in issue on the date of this resolution, and
the said approval shall be limited accordingly;
[Authority expires earlier at the conclusion of the
next AGM of the Company is required by the Bye-laws
of the Company or any applicable law of Bermuda to be
 held]

PROPOSAL #6.: Grant authority to the Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company an unconditional general mandate to allot,
issue and deal with additional shares in the capital
of the Company, and to make or grant offers,
agreements and options in respect thereof, subject to
 the following conditions: such mandate shall not
extend beyond the relevant period save that the
Directors may during the relevant period [as defined
in this resolution] make or grant offers, agreements
and options which might require the exercise of such
powers after the end of the relevant period; approve
the aggregate nominal amount of share capital
allotted or agreed conditionally or unconditionally
to be allotted [whether pursuant to an option or
otherwise] by the Directors otherwise than pursuant
to a rights issue [as defined in this resolution] or
the Company's Executive Share Option Scheme [the
Share Option Scheme], shall not exceed 20% of the
aggregate nominal amount of the share capital of the
Company in issue at the date of passing this
resolution; such mandate shall be additional to the
authority to be given to the directors to grant
options under the Share Option Scheme and, at any
time, to allot and issue additional shares in the
capital of the Company arising from the exercise of
subscription rights under such options; [Authority
expires earlier at the conclusion of the next AGM of
the Company is required by the Bye-laws of the
Company or any applicable law of Bermuda to be held]

PROPOSAL #7.: Authorize the Company, to issue, allot                       ISSUER          YES        AGAINST           AGAINST
and dispose of shares pursuant to resolution 6 above
and extended by the addition to the total nominal
amount of share capital and any shares which may be
issued, allotted or agreed conditionally or
unconditionally to be allotted by the Directors of
the Company pursuant to such general mandate an
amount representing the total nominal amount of
shares in the capital of the Company which has been
purchased by the Company since the granting of such
general mandate pursuant to Resolution 5 above,
provided that such amount shall not exceed 10% of the
 total nominal amount of the share capital of the
Company in issue on the date of this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CNPC HONG KONG LTD
  TICKER:                N/A             CUSIP:     G2237F100
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the financial                              ISSUER          YES          FOR               FOR
statements and the reports of the Directors and of
the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of HKD 0.15                         ISSUER          YES          FOR               FOR
per share

PROPOSAL #3.a: Re-elect Mr. Li Hualin as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.b: Authorize the Directors to fix the                          ISSUER          YES          FOR               FOR
remuneration of the Directors

PROPOSAL #4.: Appoint PricewaterhouseCoopers as the                        ISSUER          YES          FOR               FOR
Auditors for the ensuing year in place of the
retiring Auditors PricewaterhouseCoopers and
authorize the Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to purchase shares of HKD 0.01 each in the capital of
 the Company be and is hereby generally and
unconditionally approved; the total nominal amount of
 the shares to be purchased shall not exceed 10% of
the total nominal amount of the share capital of the
Company in issue on the date of this resolution, and
the said approval shall be limited accordingly;
[Authority expires earlier at the conclusion of the
next AGM of the Company is required by the Bye-laws
of the Company or any applicable Law of Bermuda to be
 held]

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
an unconditional general mandate to allot, issue and
deal with additional shares in the capital of the
Company, and to make or grant offers, agreements and
options in respect thereof, subject to the following
conditions: such mandate shall not extend beyond the
relevant period save that the Directors may during
the relevant period [as defined in this resolution]
make or grant offers, agreements and options which
might require the exercise of such powers after the
end of the relevant period; approve the aggregate
nominal amount of share capital allotted or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Directors otherwise than pursuant to a rights issue
[as defined in this resolution] or the Company's
Executive Share Option Scheme [the Share Option
Scheme], shall not exceed 20% of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of passing this resolution; such
mandate shall be additional to the authority to be
given to the directors to grant options under the
Share Option Scheme and, at any time, to allot and
issue additional shares in the capital of the Company
 arising from the exercise of subscription rights
under such options; [Authority expires earlier at the
 conclusion of the next AGM of the Company is
required by the Bye-laws of the Company or any
applicable Law of Bermuda to be held]

PROPOSAL #7.: Authorize the Directors Company, to                          ISSUER          YES        AGAINST           AGAINST
issue, allot and dispose of shares pursuant to
resolution 6 above and extended by the addition to
the total nominal amount of share capital and any
shares which may be issued, allotted or agreed
conditionally or unconditionally to be allotted by
the Directors of the Company pursuant to such general
 mandate an amount representing the total nominal
amount of shares in the capital of the Company which
has been purchased by the Company since the granting
of such general mandate pursuant to Resolution 5
above, provided that such amount shall not exceed 10%
 of the total nominal amount of the share capital of
the Company in issue on the date of this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COCA-COLA FEMSA SAB DE CV
  TICKER:                N/A             CUSIP:     P2861Y136
  MEETING DATE:          3/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of                           ISSUER          YES          FOR               FOR
Directors, presentation of the financial statements
of Coca-Cola Femsa S.A.B. DE C.V., for the 2008 FY,
report of the Chairperson of the Board of Directors
and the opinion of the Board of Directors concerning
the content of the report of the Chairperson of the
Board of Directors as well as the reports of the
Chairpersons of the Audit and Corporate Practices
committees, under the terms of Article 172 of the
General Mercantile Company Law and the applicable
provisions of the Securities Market Law

PROPOSAL #2.: Receive the report concerning the                            ISSUER          YES          FOR               FOR
compliance with the, in accordance with that which is
 provided in Article 86[xx] of the Income Tax Law

PROPOSAL #3.: Approve the allocation of the profits                        ISSUER          YES          FOR               FOR
account for the 2008 FY, in that which includes a
declaration on payment of a Cash Dividend, in the
amount of MXN 0.7278 for each share in circulation

PROPOSAL #4.: Approve to set as the maximum amount of                      ISSUER          YES          FOR               FOR
 funds that may be allocated to the purchase of the
Company's own shares, the amount of MXN
400,000,000.00, under the terms of Article 56 of the
Securities Market Law

PROPOSAL #5.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors and Secretaries, full and alternate,
qualification of their independence, under the terms
of the Securities Market Law, and setting of their
compensation

PROPOSAL #6.: Approve the Membership of these                              ISSUER          YES        AGAINST           AGAINST
committees - [I] Finance And Planning, [II] Audit and
 [III] Corporate Practices, designation of the
Chairperson of each one of these and setting of their
 compensation

PROPOSAL #7.: Approve the nomination of the Delegates                      ISSUER          YES          FOR               FOR
 to carry out and formalize the resolutions of the
General Meeting

PROPOSAL #8.: Approve the Minutes of the General                           ISSUER          YES          FOR               FOR
Meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COCA-COLA ICECEK A S
  TICKER:                N/A             CUSIP:     M253EL109
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Presidential Board                     ISSUER          NO           N/A               N/A

PROPOSAL #2.: Authorize the Chairmanship to sign the                       ISSUER          NO           N/A               N/A
minutes of the meeting

PROPOSAL #3.: Approve the activities and accounts of                       ISSUER          NO           N/A               N/A
2008 presenting the reports of Board Members,
Auditors and Independent Auditors, presenting
information about the information policy and
corporate governance adaptation

PROPOSAL #4.: Approve and deliberate the 2008 balance                      ISSUER          NO           N/A               N/A
 sheet and income statements

PROPOSAL #5.: Approve to absolve the Members of the                        ISSUER          NO           N/A               N/A
Board of Directors for the Company's activities in

PROPOSAL #6.: Approve to absolve the Members of the                        ISSUER          NO           N/A               N/A
Auditors for the Company's activities in 2008

PROPOSAL #7.: Elect the Board Members and approve to                       ISSUER          NO           N/A               N/A
determine the service period and wages

PROPOSAL #8.: Elect the Auditors and approve to                            ISSUER          NO           N/A               N/A
determine their term in office and monthly gross
salaries

PROPOSAL #9.: Approve the profit distribution for                          ISSUER          NO           N/A               N/A
year 2008

PROPOSAL #10.: Approve to inform to the shareholders                       ISSUER          NO           N/A               N/A
about the donations and contributions to Foundations
and Organizations

PROPOSAL #11.: Approve to determine the salaries of                        ISSUER          NO           N/A               N/A
Board Members Mr. John Paul Sechi and Mr. Gerard A.
Reidy for the term 01 APR 2009 and 31 MAR 2010

PROPOSAL #12.: Authorize the Board Members according                       ISSUER          NO           N/A               N/A
to the Articles 334 and 335 of the Turkish Commercial
 Code

PROPOSAL #13.: Elect the Independent Auditing Firm                         ISSUER          NO           N/A               N/A
elected by the Board of Directors according to the
rules of Capital Markets Board

PROPOSAL #14.: Wishes and Closing                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COLBUN SA
  TICKER:                N/A             CUSIP:     P2867K130
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve to leave without effect the                          ISSUER          YES          FOR               FOR
unallocated part of the capital increase agreed to by
 the 21st EGM of shareholders of the Company, held on
 14 MAR 2008, leaving this increase reduced to the
part actually subscribed for and paid in of the
corresponding shares, issued by the Board of
Directors on 19 MAR 2008, recorded in the securities
register on 14 MAY 2008, under number 832

PROPOSAL #II.: Approve to resolve on changing the                          ISSUER          YES          FOR               FOR
currency in which the share capital is expressed,
without altering the number of shares into which it
is divided, from CLP, the legal currency of the
republic of Chile, to USD of the United States of
America, so as to adapt it to the requirements of the
 international financial reporting standards, under
which the accounting information of the Company will
be maintained and its financial statements will be
issued and presented, under the terms to which the
general meeting agrees, amending the corporate bylaws
 to this effect

PROPOSAL #III.: Approve to pass all resolutions                            ISSUER          YES          FOR               FOR
necessary to make concrete and carry out that which
has been agreed by the general meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COLBUN SA
  TICKER:                N/A             CUSIP:     P2867K130
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve the situation of the Company                         ISSUER          YES          FOR               FOR
and report of the outside Auditors and of the
Accounts Inspectors

PROPOSAL #II.: Approve the annual report from the                          ISSUER          YES          FOR               FOR
Board of Directors and the financial statements to 31
 DEC 2008

PROPOSAL #III.: Approve the distribution of profits                        ISSUER          YES          FOR               FOR
and payment of dividends

PROPOSAL #IV.: Approve the investments and borrowing                       ISSUER          YES          FOR               FOR
Policy of the Company

PROPOSAL #V.: Approve the policies and procedures                          ISSUER          YES          FOR               FOR
concerning profits and dividends

PROPOSAL #VI.: Approve the designation of Outside                          ISSUER          YES          FOR               FOR
Auditors for the 2009

PROPOSAL #VII.: Approve the designation of accounts                        ISSUER          YES          FOR               FOR
inspectors and their remuneration

PROPOSAL #VIII.: Elect the Board of Directors                              ISSUER          YES        AGAINST           AGAINST

PROPOSAL #IX.: Approve to set the remuneration of the                      ISSUER          YES          FOR               FOR
 Members of the Board of Directors

PROPOSAL #X.: Receive the report on the activities of                      ISSUER          YES          FOR               FOR
 the Committee of Directors

PROPOSAL #XI.: Approve the setting of the                                  ISSUER          YES          FOR               FOR
remuneration of the Committee of Directors and
determination of its budget

PROPOSAL #XII.: Approve the information concerning                         ISSUER          YES          FOR               FOR
the resolutions of the Board of Directors related to
acts and contracts governed by Article 44 of Law
Number 18046

PROPOSAL #xiii.: Other business                                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPAL COMMUNICATIONS INC
  TICKER:                N/A             CUSIP:     Y1690U109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.2 per share

PROPOSAL #B.3: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR             AGAINST
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Other issued and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPAL ELECTRONICS INC
  TICKER:                N/A             CUSIP:     Y16907100
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.5 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, staff bonus and capital
reserves, proposed stock dividend: 2 for 1,000 shares
 held, proposed bonus issue: 3 for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B81.1: Elect Mr. Hsu, Sheng-                                     ISSUER          YES        AGAINST           AGAINST
Hsiung/Shareholder No: 23 as a Director

PROPOSAL #B81.2: Elect Mr. Medica John                                     ISSUER          YES        AGAINST           AGAINST
Kevin/Shareholder No: 562334 as a Director

PROPOSAL #B81.3: Elect Mr. Chen, Jui-                                      ISSUER          YES        AGAINST           AGAINST
Tsung/Shareholder No: 83 as a Director

PROPOSAL #B81.4: Elect Mr. Hsu, Wen-Being/Shareholder                      ISSUER          YES        AGAINST           AGAINST
 No: 15 as a Director

PROPOSAL #B81.5: Elect Mr. Shen, Wen-                                      ISSUER          YES        AGAINST           AGAINST
Chung/Shareholder No: 19173 as a Director

PROPOSAL #B81.6: Elect Mr. Lin, Kuang-Nan/Shareholder                      ISSUER          YES        AGAINST           AGAINST
 No: 57 as a Director

PROPOSAL #B81.7: Elect Kinpo Electronics,                                  ISSUER          YES        AGAINST           AGAINST
Inc./Shareholder No: 85 as a Director

PROPOSAL #B81.8: Elect Mr. Chang, Yung-                                    ISSUER          YES        AGAINST           AGAINST
Ching/Shareholder No: 2024 as a Director

PROPOSAL #B81.9: Elect Mr. Wong, Chung-                                    ISSUER          YES        AGAINST           AGAINST
Pin/Shareholder No: 1357 as a Director

PROPOSAL #B8110: Elect Mr. Kung, Shao-Tsu/Shareholder                      ISSUER          YES        AGAINST           AGAINST
 No: 2028 as a Director

PROPOSAL #B8111: Elect Mr. Hsu, Chiung-                                    ISSUER          YES        AGAINST           AGAINST
Chi/Shareholder No: 91 as a Director

PROPOSAL #B8112: Elect Mr. Wea, Chi-Lin/Id No:                             ISSUER          YES        AGAINST           AGAINST
J100196868 as a Director

PROPOSAL #B82.1: Elect Mr. Ko, Charng-                                     ISSUER          YES        AGAINST           AGAINST
Chyi/Shareholder No: 55 as a Supervisor

PROPOSAL #B82.2: Elect Mr. Chou, Yen-Chia/Shareholder                      ISSUER          YES        AGAINST           AGAINST
 No: 60 as a Supervisor

PROPOSAL #B82.3: Elect Mr. Hsu, Sheng-                                     ISSUER          YES        AGAINST           AGAINST
Chieh/Shareholder No: 3 as a Supervisor

PROPOSAL #B.9: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.10: Other issues and extraordinary motions                     ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA BRASILEIRA DE DISTRIBUICAO, SAO PAULO
  TICKER:                N/A             CUSIP:     P30558111
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: To take knowledge of the Director's                          ISSUER          NO           N/A               N/A
accounts to examine discuss and approve the Company's
 consolidated financial statement for the FYE 31 DEC
2008

PROPOSAL #B.: To approve the distribution of net                           ISSUER          NO           N/A               N/A
profits from the 2008 FY

PROPOSAL #C.: To set the total annual remuneration                         ISSUER          NO           N/A               N/A
for the Members of the Board of Director's

PROPOSAL #D.: Approve the resignation of the Members                       ISSUER          YES        AGAINST           AGAINST
of Board of Director's and elect their replacements

PROPOSAL #E.: Approve the proposal from the Executive                      ISSUER          YES          FOR               FOR
 Committee for the amendment of Chapter IV of the
Corporate By Laws which proposes that the Finance
Committee be a permanently functioning body and
consequently the election of its Member's, both full
and alternate with the setting of their compensation,
 the subsequent Articles should be re-numbered if the
 proposal is approved by the shareholder's

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA DE BEBIDAS DAS AMERS - AMBEV
  TICKER:                N/A             CUSIP:     P0273S127
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Receive the accounts of the Board of                         ISSUER          NO           N/A               N/A
Directors, examine, discuss and vote on the financial
 statements regarding the 2008 FY

PROPOSAL #II.: Approve to decide on the allocation of                      ISSUER          NO           N/A               N/A
 the net profit for the FY, as well as to ratify the
allocation of interest over own capital and dividends
 approved by the Board of Directors in meetings held
on 03 APR 2008, 11 JUL 2008, 24 SEP 2008 and 22 DEC

PROPOSAL #III.: Ratify the amounts paid on account of                      ISSUER          NO           N/A               N/A
 total remuneration attributed to the Members of the
Board of Directors of the Company for the 2008 FY and
 to set the total remuneration of the Members of the
Board of Directors for the 2009 FY

PROPOSAL #IV.: Elect the Members of the Fiscal                             ISSUER          YES        AGAINST           AGAINST
Committee of the Company and their respective
substitutes for the 2009 FY and set their total
remuneration for the 2009 FY

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA DE BEBIDAS DAS AMERS - AMBEV
  TICKER:                N/A             CUSIP:     P0273S127
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: To approve an increase of the share                          ISSUER          NO           N/A               N/A
capital of the Company, in the amount of BRL
101,322,170.37, corresponding to the capitalization
of 70% of the tax benefit received by the Company
with the partial amortization of the special premium
reserve in the 2008 FY, in accordance with the terms
of the main part of the Article 7 of National
Securities Commission instruction number 31999,
through the issuance of 803,660 common shares and
388,967 preferred shares, at the issue price of BRL
80.14 and BRL 94.91, respectively, which will be
subscribed for and paid in by Interbrew International
 B.V. and Ambrew SA, both subsidiaries of Anheuser-
Busch Inbev N.V.S.A, which is the parent Company of
the Company, with the preemptive right in the
subscription of up to 282,765 common shares and up to
 455,906 preferred shares being assured to the other
shareholders, in the proportion of 0.314536611% of
the respective ownership interests held on the day
that this general meeting is held, with each share
type being observed, for the same price indicated
above, for payment in money at the time of
subscription, in accordance with the proposal from

PROPOSAL #II.: To approve a new capital increase of                        ISSUER          NO           N/A               N/A
the Company in the amount of BRL 43,423,815.89,
corresponding to the capitalization of 30% of the tax
 benefit received by the Company with the partial
amortization of the special premium reserve in the
2008 FY, without the issuance of new shares

PROPOSAL #III.: In virtue of the decisions referred                        ISSUER          NO           N/A               N/A
to in items I and II above, to give new wording to
the Article 5 of the Corporate Bylaws

PROPOSAL #IV.: To amend paragraph 2 of the Article 19                      ISSUER          NO           N/A               N/A
 of the Corporate Bylaws, in such a way as to make it
 possible that the Committees created by the Board of
 Directors also have Members who do not belong to the
 Board of Directors

PROPOSAL #V.: To amend the Corporate Bylaws to                             ISSUER          NO           N/A               N/A
extinguish the position of Director General for North
 America, as well as to rename the position of
Director General for Latin America, which will come
to be called the Director General and which will
belong to the Chief Executive Officer of the Company

PROPOSAL #VI.: As a result of the decisions referred                       ISSUER          NO           N/A               N/A
to in item V above, to give new wording to the
Articles 25, 26 and 28 of the Corporate Bylaws of the
 Company and to approve their consolidation

PROPOSAL #VII.: To examine, discuss and approve the                        ISSUER          NO           N/A               N/A
protocol and justification of merger having as its
purpose the merger, by the Company, of its wholly-
owned subsidiary Goldensand Comercio E Servicos,
Sociedade Unipessoal LDA, Madeira free trade zone
established under the Laws of the republic of
Portugal Goldensand, which was signed by the
Management of the Company and of Goldensand on 20 FEB

PROPOSAL #VIII.: To ratify the hiring of a                                 ISSUER          NO           N/A               N/A
specialized Company responsible for the preparation
of the valuation report for the assets of Goldensand
to be merged, at book value, by the Company valuation

PROPOSAL #IX.: To examine and approve the valuation                        ISSUER          NO           N/A               N/A
report and the merger referred to in Item VII above

PROPOSAL #X.: To authorize the Managers of the                             ISSUER          NO           N/A               N/A
Company to do all the acts necessary for the
implementation and formalization of the merger
referred to in item VIII above

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA DE SANEAMENTO BASICO DO ESTADO
  TICKER:                SBS             CUSIP:     20441A102
  MEETING DATE:          7/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I: PROPOSAL OF AMENDMENT TO THE BYLAWS,                          ISSUER          YES          FOR               FOR
WHICH WILL AMEND AND RENUMBER THE CHAPTERS AND
ARTICLES AS FOLLOWS: CHAPTER I, ARTICLES 1 AND 2,
CHAPTER II, ARTICLES 3 AND 4, CHAPTER III, ARTICLE 5,
 CHAPTER IV, ARTICLE 6, CHAPTER V, ARTICLES 7, 8, 9,
10, 11, 12, 13 AND 14, CHAPTER VI, ARTICLES 15, 16,
17, 18 AND 19, ALL AS MORE FULLY DESCRIBED IN THE
PROXY STATEMENT.

PROPOSAL #II: ELECTION OF A MEMBER OF THE BOARD OF                         ISSUER          YES          FOR               FOR
DIRECTORS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA DE SANEAMENTO BASICO DO ESTADO
  TICKER:                SBS             CUSIP:     20441A102
  MEETING DATE:          4/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I: ELECTION OF BOARD OF DIRECTORS' MEMBER.                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA DE SANEAMENTO BASICO DO ESTADO
  TICKER:                SBS             CUSIP:     20441A102
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A1: ANALYZE THE MANAGEMENT'S ACCOUNTS AND                        ISSUER          YES        AGAINST           AGAINST
THE FINANCIAL STATEMENTS SUPPORTED BY THE FISCAL
COUNCIL'S AND EXTERNAL AUDITORS' REPORTS RELATED TO
THE  FISCAL YEAR 2008, IN CONFORMITY WITH THE
MANAGEMENT'S REPORT, BALANCE SHEETS AND THE
CORRESPONDING EXPLANATORY NOTES.

PROPOSAL #A2: RESOLVE ON THE ALLOCATION OF NET INCOME                      ISSUER          YES          FOR               FOR
 FOR THE FISCAL YEAR.

PROPOSAL #A3: ELECT THE SITTING AND DEPUTY MEMBERS OF                      ISSUER          YES        AGAINST           AGAINST
 THE FISCAL COUNCIL.

PROPOSAL #E1: RATIFY CODEC OPINION 200/2008, WHICH                         ISSUER          YES          FOR               FOR
ADDRESSES THE ANNUAL VACATION OF EXECUTIVE OFFICERS
OF COMPANIES CONTROLLED BY THE STATE.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA DE SANEAMENTO BASICO DO ESTADO DE SAO PA
  TICKER:                N/A             CUSIP:     P8228H104
  MEETING DATE:          7/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Corporate Bylaws that will                         ISSUER          YES          FOR               FOR
amend and renumber the Chapters and the Articles in
the following manner: Chapter I Articles 1 and 2,
Chapter II Articles 3 and 4, Chapter III Article 5,
Chapter IV Article 6, Chapter V Articles 7, 8, 9, 10,
 11, 12, 13 and 14, Chapter VI Articles 15, 16, 17,
18 and 19, Chapter VII Articles 20, 21 and 22,
Chapter VIII Articles 23, 24, 25, 26 and 27, Chapter
IX Articles 28 and 29, Chapter   X, Articles 30,
Chapter XI Article 31, Chapter XII Articles 32, 33,
34, 35, 36 and 37, Chapter XIII Article 38, Chapter
XIV Articles 39, 40, 41, 42 and 43, Chapter XV
Article 44 and Chapter XVI Articles 45 and 46

PROPOSAL #2.: Elect a Member of the Board of Directors                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA DE SANEAMENTO BASICO DO ESTADO DE SAO PA
  TICKER:                N/A             CUSIP:     P8228H104
  MEETING DATE:          4/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Member of the Board of                             ISSUER          YES        AGAINST           AGAINST
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA DE SANEAMENTO BASICO DO ESTADO DE SAO PA
  TICKER:                N/A             CUSIP:     P8228H104
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify the codec option number                               ISSUER          YES          FOR               FOR
200.2008, which deals with the annual leave of the
Executive officers of the Companies controlled by the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA DE SANEAMENTO BASICO DO ESTADO DE SAO PA
  TICKER:                N/A             CUSIP:     P8228H104
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve to take cognizance of the                            ISSUER          YES        AGAINST           AGAINST
accounts of the Administrators and financial
statements accompanied by the opinions of the finance
 committee and External Auditors, relating to the
2008 FY, in accordance with the report of the
Administration, the balance sheet and corresponding
explanatory notes

PROPOSAL #II.: Approve the destination of the YE                           ISSUER          YES          FOR               FOR
results of 2008

PROPOSAL #III.: Elect the Members of the Finance                           ISSUER          YES        AGAINST           AGAINST
Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA ENERGETICA DE MINAS GERAIS
  TICKER:                N/A             CUSIP:     P2577R110
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To examine, discuss and approve the                          ISSUER          NO           N/A               N/A
Board of Directors report and financial statements
for the FYE 31 DEC 2008 as well as the respective
complementary documents

PROPOSAL #2.: Allocation of the net profit from the                        ISSUER          NO           N/A               N/A
2008 FY, in the amount of BRL 1.887.035, and from the
 balance of the heading of accumulated profit, in the
 amount of BRL 17,877,000 in accordance wit h that
which is provided for in Article 192 of Law 6404 of
15 DEC 1975, as amended

PROPOSAL #3.: To set the manner and date for payment                       ISSUER          NO           N/A               N/A
of interest on own capital and dividends of BRL

PROPOSAL #4.: Elect the Members and Substitute                             ISSUER          YES        AGAINST           AGAINST
Members of the Finance Committee and approve to set
their remuneration

PROPOSAL #5.: Elect the Members and Substitute                             ISSUER          YES        AGAINST           AGAINST
Members of the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA ENERGETICA DE MINAS GERAIS
  TICKER:                N/A             CUSIP:     P2577R110
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          NO           N/A               N/A
statutory reports for FYE 31 DEC 2008

PROPOSAL #2.: Approve the allocation of income and                         ISSUER          NO           N/A               N/A
dividends

PROPOSAL #3.: Determine date and form of mandatory                         ISSUER          NO           N/A               N/A
dividend payments

PROPOSAL #4.: Authorize capitalization of reserves                         ISSUER          NO           N/A               N/A
and special credits for bonus issue

PROPOSAL #5.: Authorize executives to execute bonus                        ISSUER          NO           N/A               N/A
issuance of shares

PROPOSAL #6.: Amend the Articles to reflect changes                        ISSUER          NO           N/A               N/A
in capital

PROPOSAL #7.: Elect the fiscal council members and                         ISSUER          NO           N/A               N/A
approve their remuneration

PROPOSAL #8.: Elect the Directors                                          ISSUER          NO           N/A               N/A

PROPOSAL #9.: Approve the remuneration of Executive                        ISSUER          NO           N/A               N/A
Officers , and the Non-Executive Directors

PROPOSAL #10.: Determine how the company will vote on                      ISSUER          NO           N/A               N/A
 the shareholders' meeting for Cemig Distribuicao SA
Being Held on 29 APR 2009

PROPOSAL #11.: Determine how the company will vote on                      ISSUER          NO           N/A               N/A
 the shareholders' meeting for Cemig Geracao e
transmissao SA being held on 29 APR 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA ENERGETICA DE MINAS GERAIS
  TICKER:                N/A             CUSIP:     P2577R110
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the nomination of the                                ISSUER          NO           N/A               N/A
specialized Company Hirashima and Associados
Consultoria Em Transacoes Societarias Ltda, for the
preparation of an evaluation report on the assets of
terna Participacoes S.A

PROPOSAL #2.: Approve the economic financial                               ISSUER          NO           N/A               N/A
evaluation report on the assets of Terna
Participacoes S.A. prepared by Hirashima and
Associados Consultoria Em Transacoes Societarias
Ltda, in APR 2009, with the base date of 31 DEC 2008,
 under the terms of Article 8, 1 and 6 of Law number

PROPOSAL #3.: Ratify the signing, by Cemig, as                             ISSUER          NO           N/A               N/A
consenting party and guarantor of all Cemig Geracao E
 Transmissao S.A., obligations under the share
purchase and sale contract entered into between Cemig
 Gt and Terna Spa, of which the purpose is the
acquisition of 173,527,113 common shares of Terna

PROPOSAL #4.: Guidance for the vote for the                                ISSUER          NO           N/A               N/A
representative of the Company in the EGM of Cemig
Geracao E Transmissao S.A., specially called under
the terms and for the effects of Article 256 of Law
number 6404/1976,

PROPOSAL #5.: Authorize the Company may invest in the                      ISSUER          NO           N/A               N/A
 acquisition of assets, so as to have, in the year
2009, an investments acquisitions Ladija index of up
to the limit of 125% limit, an amount greater than
the By law imposed limit

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA ENERGETICA DE SAO PAULO
  TICKER:                N/A             CUSIP:     P25784193
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To take the accounts of the Director's                       ISSUER          NO           N/A               N/A
and financial statements relating to FYE 31 DEC 2008

PROPOSAL #2.: No distribution of dividends to the                          ISSUER          NO           N/A               N/A
shareholders for the 2008 FY in light of the loss

PROPOSAL #3.: The use of part of the capital reserves                      ISSUER          NO           N/A               N/A
 to absorb the balance of the accumulated losses
account, in accordance with Article 200, Line I of
Law 6404/76

PROPOSAL #4.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #5.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee and your respective substitute

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA PARANAENSE DE ENERGIA
  TICKER:                ELP             CUSIP:     20441B407
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #03: ELECTION OF BOARD OF DIRECTORS MEMBERS,                      ISSUER          YES        AGAINST           AGAINST
 DUE TO THE END OF THE TERM OF OFFICE.

PROPOSAL #04: ELECTION OF FISCAL COMMITTEE MEMBERS,                        ISSUER          YES        AGAINST           AGAINST
DUE TO THE END OF THE TERM OF OFFICE.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA PARANAENSE DE ENERGIA - COPEL
  TICKER:                N/A             CUSIP:     P30557139
  MEETING DATE:          12/16/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: The majority shareholders to decide on                       ISSUER          NO           N/A               N/A
filling the vacancy in the Company's Fiscal Council
caused by resignation

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA PARANAENSE DE ENERGIA - COPEL
  TICKER:                N/A             CUSIP:     P30557139
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Creation of the Environment and                              ISSUER          NO           N/A               N/A
Corporate Citizenship Office and consequent amendment
 of Articles 17 [to include one more office] and 21,
item X [to relieve the CEO from the duties related to
 environment and social responsibility], and
inclusion of Article 28 [establishing the
responsibilities of the Environment and Corporate
Citizenship Officer] in the Company's bylaws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA PARANAENSE DE ENERGIA - COPEL
  TICKER:                N/A             CUSIP:     P30557139
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To examine, discuss and to vote on the                       ISSUER          NO           N/A               N/A
2008 annual Management and sustainability report,
balance sheet and other financial statements relating
 to the 2008 FY

PROPOSAL #2.: To discussion concerning the proposal                        ISSUER          NO           N/A               N/A
of the Executive Committee for allocation of the net
profit verified in the 2008 FY in the amount of BRL
1.0787 million including payment of profit or result
sharing and consequent distribution of profit in the
amount of BRL 261.8 million, in the following manner,
 a] dividends, in the gross amount of BRL
33,833,991.11, to be distributed as follows BRL
0.11796 per common share on, BRL 0.21060 per class a
preferred share PNA, and BRL 0.12979 per Class B
preferred share PNB; interest on own capital in
substitution to dividends, in the gross amount of BRL
 228,0 million, to be distributed as follows BRL
0.79493 per common share on, BRL 1.41919 per class a
preferred share PNA, and BRL 0.87459 per Class B
preferred share PNB

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #4.: Elect the Members of the finance                             ISSUER          YES        AGAINST           AGAINST
committee

PROPOSAL #5.: To set the Director's and the finance                        ISSUER          NO           N/A               N/A
committee global remuneration

PROPOSAL #6.: To confirm the newspapers on which the                       ISSUER          NO           N/A               N/A
company will have its publications done under federal
 Law Number 6.404/76

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA SIDERURGICA NACIONAL
  TICKER:                N/A             CUSIP:     P8661X103
  MEETING DATE:          12/3/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the cancellation of 10,800,000                       ISSUER          YES          FOR               FOR
shares currently held in treasury, without a
reduction of the share capital

PROPOSAL #2.: Amend the Article 5 of the Corporate                         ISSUER          YES          FOR               FOR
By-laws of the Company, to reflect the cancellation
of the shares mentioned in the item 1

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA SIDERURGICA NACIONAL
  TICKER:                N/A             CUSIP:     P8661X103
  MEETING DATE:          12/19/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the reversion of the total                           ISSUER          YES          FOR               FOR
amount of the revaluation reserve, under the terms of
 law number 11638/2007 and national securities
commission instruction 469/2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA SIDERURGICA NACIONAL
  TICKER:                N/A             CUSIP:     P8661X103
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR
relating to the FYE on 31 DEC 2008

PROPOSAL #2.: Approve to decide regarding the                              ISSUER          YES          FOR               FOR
allocation of the net profit from the FYE on 31 DEC
2008, including the capital budget for the current

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #4.: Approve to set the annual global                             ISSUER          YES          FOR               FOR
remuneration of the Administrators

PROPOSAL #5.: Approve to decide on the newspapers in                       ISSUER          YES          FOR               FOR
which Company notices will be published

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                RIOPR           CUSIP:     204412100
  MEETING DATE:          12/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: THE APPROVAL FOR THE PROTOCOL AND                            ISSUER          YES          FOR               FOR
JUSTIFICATION OF THE CONSOLIDARION OF MINERACAO ONCA
PUMA S.A. INTO VALE PURSUANT TO ARTICLES 224 AND 225
OF THE BRAZILIAN CORPORATE LAW.

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ACAL                            ISSUER          YES          FOR               FOR
CONSULTORIA E AUDITOR S/S, THE EXPERTS HIRED TO
APPRAISE THE VALUE OF MINERACAO ONCA PUMA S.A.

PROPOSAL #03: TO DECIDE ON THE APPRAISAL REPORT,                           ISSUER          YES          FOR               FOR
PREPARED BY THE EXPERT APPRAISERS.

PROPOSAL #04: THE APPROVAL FOR THE CONSOLIDATION OF                        ISSUER          YES          FOR               FOR
MINERACAO ONCA PUMA S.A. INTO VALE, WITHOUT A CAPITAL
 INCREASE OR THE ISSUANCE OF NEW VALE SHARES.

PROPOSAL #05: TO AMEND ARTICLE 1 OF VALE'S BY-LAWS IN                      ISSUER          YES          FOR               FOR
 ORDER TO REPLACE THE ACRONYM CVRD FOR VALE IN
ACCORDANCE WITH THE NEW GLOBAL BRAND UNIFICATION.

PROPOSAL #06: TO ADJUST ARTICLES 5 AND 6 OF VALE'S                         ISSUER          YES          FOR               FOR
BY-LAWS TO REFLECT THE CAPITAL INCREASE RESOLVED IN
THE BOARD OF DIRECTORS MEETINGS HELD ON JULY 22, 2008
 AND AUGUST 05, 2008.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                RIOPR           CUSIP:     204412100
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O1A: APPRECIATION OF THE MANAGEMENTS'                            ISSUER          YES          FOR               FOR
REPORT AND ANALYSIS, DISCUSSION AND VOTE ON THE
FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING

PROPOSAL #O1B: PROPOSAL FOR THE DESTINATION OF                             ISSUER          YES        AGAINST           AGAINST
PROFITS OF THE SAID FISCAL YEAR AND APPROVAL OF THE
INVESTMENT BUDGET FOR VALE

PROPOSAL #O1C: APPOINTMENT OF THE MEMBERS OF THE                           ISSUER          YES       WITHHOLD           AGAINST
BOARD OF DIRECTORS V

PROPOSAL #O1D: APPOINTMENT OF THE MEMBERS OF THE                           ISSUER          YES        AGAINST           AGAINST
FISCAL COUNCIL

PROPOSAL #O1E: ESTABLISHMENT OF THE REMUNERATION OF                        ISSUER          YES          FOR               FOR
THE SENIOR MANAGEMENT AND FISCAL COUNCIL MEMBERS

PROPOSAL #E2A: TO CHANGE THE LEGAL NAME OF THE                             ISSUER          YES          FOR               FOR
COMPANY TO VALE S.A., WITH THE CONSEQUENT AMENDMENT
OF ARTICLE 1 OF VALE'S BY-LAWS IN ACCORDANCE WITH THE
 NEW GLOBAL BRAND UNIFICATION

PROPOSAL #E2B: TO ADJUST ARTICLE 5 OF VALE'S BY-LAWS                       ISSUER          YES          FOR               FOR
TO REFLECT THE CAPITAL INCREASE RESOLVED IN THE BOARD
 OF DIRECTORS MEETINGS HELD ON JULY 22, 2008 AND
AUGUST 05, 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                RIO             CUSIP:     204412209
  MEETING DATE:          12/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: THE APPROVAL FOR THE PROTOCOL AND                            ISSUER          YES          FOR               FOR
JUSTIFICATION OF THE CONSOLIDARION OF MINERACAO ONCA
PUMA S.A. INTO VALE PURSUANT TO ARTICLES 224 AND 225
OF THE BRAZILIAN CORPORATE LAW.

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ACAL                            ISSUER          YES          FOR               FOR
CONSULTORIA E AUDITOR S/S, THE EXPERTS HIRED TO
APPRAISE THE VALUE OF MINERACAO ONCA PUMA S.A.

PROPOSAL #03: TO DECIDE ON THE APPRAISAL REPORT,                           ISSUER          YES          FOR               FOR
PREPARED BY THE EXPERT APPRAISERS.

PROPOSAL #04: THE APPROVAL FOR THE CONSOLIDATION OF                        ISSUER          YES          FOR               FOR
MINERACAO ONCA PUMA S.A. INTO VALE, WITHOUT A CAPITAL
 INCREASE OR THE ISSUANCE OF NEW VALE SHARES.

PROPOSAL #05: TO RATIFY THE APPOINTMENT OF A MEMBER                        ISSUER          YES          FOR               FOR
AND AN ALTERNATE OF THE BOARD OF DIRECTORS, DULY
NOMINATED DURING THE BOARD OF DIRECTORS MEETINGS HELD
 ON APRIL 17, 2008 AND MAY 21, 2008 IN ACCORDANCE
WITH SECTION 10 OF ARTICLE 11 OF VALE'S BY-LAWS.

PROPOSAL #06: AMEND ARTICLE 1 OF VALE'S BY-LAWS TO                         ISSUER          YES          FOR               FOR
REPLACE THE ACRONYM CVRD FOR VALE IN ACCORDANCE WITH
THE NEW GLOBAL BRAND UNIFICATION.

PROPOSAL #07: TO ADJUST ARTICLES 5 AND 6 OF VALE'S                         ISSUER          YES          FOR               FOR
BY-LAWS TO REFLECT THE CAPITAL INCREASE RESOLVED IN
THE BOARD OF DIRECTORS MEETINGS HELD ON JULY 22, 2008
 AND AUGUST 05, 2008.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                RIO             CUSIP:     204412209
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O1A: APPRECIATION OF THE MANAGEMENTS'                            ISSUER          YES          FOR               FOR
REPORT AND ANALYSIS, DISCUSSION AND VOTE ON THE
FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING

PROPOSAL #O1B: PROPOSAL FOR THE DESTINATION OF                             ISSUER          YES        AGAINST           AGAINST
PROFITS OF THE SAID FISCAL YEAR AND APPROVAL OF THE
INVESTMENT BUDGET FOR VALE

PROPOSAL #O1C: APPOINTMENT OF THE MEMBERS OF THE                           ISSUER          YES       WITHHOLD           AGAINST
BOARD OF DIRECTORS

PROPOSAL #O1D: APPOINTMENT OF THE MEMBERS OF THE                           ISSUER          YES        AGAINST           AGAINST
FISCAL COUNCIL

PROPOSAL #O1E: ESTABLISHMENT OF THE REMUNERATION OF                        ISSUER          YES          FOR               FOR
THE SENIOR MANAGEMENT AND FISCAL COUNCIL MEMBERS

PROPOSAL #E2A: TO CHANGE THE LEGAL NAME OF THE                             ISSUER          YES          FOR               FOR
COMPANY TO VALE S.A., WITH THE CONSEQUENT AMENDMENT
OF ARTICLE 1 OF VALE'S BY-LAWS IN ACCORDANCE WITH THE
 NEW GLOBAL BRAND UNIFICATION

PROPOSAL #E2B: TO ADJUST ARTICLE 5 OF VALE'S BY-LAWS                       ISSUER          YES          FOR               FOR
TO REFLECT THE CAPITAL INCREASE RESOLVED IN THE BOARD
 OF DIRECTORS MEETINGS HELD ON JULY 22, 2008 AND
AUGUST 05, 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                N/A             CUSIP:     P2605D109
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the change of the corporate                          ISSUER          YES          FOR               FOR
name of the Company to vale S.A., with the consequent
 amendment of Article 1 of the corporate Bylaws,
which seeks to consolidate the new visual identity of
 the Company

PROPOSAL #2.: Amend the Article 5 of the corporate By                      ISSUER          YES          FOR               FOR
 Laws to reflect the capital increase ratified at the
 meetings of the Board of Directors held on 22 JUL
2008 and 05 AUG 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                N/A             CUSIP:     P2605D109
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to examine, discuss and vote                         ISSUER          YES          FOR               FOR
upon the Board of Directors annual report, the
financial statements, relating to FYE 31 DEC 2008

PROPOSAL #2.: Approve the distribution of the fiscal                       ISSUER          YES        AGAINST           AGAINST
years net profits and the budget of capital of the
Company

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #4.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee

PROPOSAL #5.: Approve to set the Directors and                             ISSUER          YES          FOR               FOR
Finance Committees global remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                N/A             CUSIP:     P2605D109
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to change the corporate name of                      ISSUER          YES          FOR               FOR
 the Company to Vale S.A., with the consequent
amendment of Article 1 of the Corporate Bylaws, which
 seeks to consolidate the new visual identity of the
Company

PROPOSAL #2.: Amend the Article 5th of the Corporate                       ISSUER          YES          FOR               FOR
Bylaws to reflect the capital increase ratified at
the meetings of the Board of Directors held on 22 JUL
 2008 and 05 AUG 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                N/A             CUSIP:     P96609139
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to change the corporate name of                      ISSUER          YES          FOR               FOR
 the Company to Vale S.A., with the consequent
amendment of Article 1 of the corporate bylaws, which
 seeks to consolidate the new visual identity of the
Company

PROPOSAL #2.: Amend the Article 5 of the corporate                         ISSUER          YES          FOR               FOR
bylaws to reflect the capital increase ratified at
the meetings of the Board of Directors held on 22 JUL
 2008 and 05 AUG 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                N/A             CUSIP:     P96609139
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to examine, discuss and vote                         ISSUER          YES          FOR               FOR
upon the Board of Directors annual report, the
financial statements, relating to FYE 31 DEC 2008

PROPOSAL #2.: Approve the distribution of the fiscal                       ISSUER          YES        AGAINST           AGAINST
years net profits and budget of capital of the Company

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #4.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee

PROPOSAL #5.: Approve to set the Directors and                             ISSUER          YES          FOR               FOR
Finance Committees global remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                N/A             CUSIP:     P96609139
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to change the corporate name of                      ISSUER          YES          FOR               FOR
 the Company to Vale S.A., with the consequent
amendment of Article 1 of the corporate bylaws, which
 seeks to consolidate the new visual identity of the
Company

PROPOSAL #2.: Amend the Article 5 of the corporate                         ISSUER          YES          FOR               FOR
bylaws to reflect the capital increase ratified at
the meetings of the Board of Directors held on 22 JUL
 2008 and 05 AUG 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANIA DE MINAS BUENAVENTURA S A
  TICKER:                N/A             CUSIP:     P66805147
  MEETING DATE:          10/6/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the issuance of bonds and                            ISSUER          YES          FOR               FOR
authorize the Board of Directors to establish the
final conditions of the same

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANIA DE MINAS BUENAVENTURA S A
  TICKER:                N/A             CUSIP:     P66805147
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the distribution or allocation                       ISSUER          YES          FOR               FOR
of profits

PROPOSAL #2.: Approve the Corporate Management                             ISSUER          YES          FOR               FOR
[financial statements and report from the Board of
Directors]

PROPOSAL #3.: Approve the designation of Outside                           ISSUER          YES          FOR               FOR
Auditors for the 2009 FY

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANIA DE MINAS BUENAVENTURA S.A.A.
  TICKER:                BVN             CUSIP:     204448104
  MEETING DATE:          10/6/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE ISSUANCE OF UNSECURED                         ISSUER          YES          FOR             AGAINST
NOTES, AND DELEGATE THE POWER TO THE THE BOARD OF
DIRECTORS TO FIX THE FINAL CONDITIONS FOR THE
ISSUANCE, SUCH AS AMOUNT, TERM, PRICE AND OTHERS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANIA DE MINAS BUENAVENTURA S.A.A.
  TICKER:                BVN             CUSIP:     204448104
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE ANNUAL REPORT AS OF                           ISSUER          YES          FOR             AGAINST
DECEMBER, 31, 2008. A PRELIMINARY VERSION OF THE
ANNUAL REPORT WILL BE AVAILABLE IN THE COMPANY'S WEB
SITE HTTP://WWW.BUENAVENTURA.COM/IR/.

PROPOSAL #02: TO APPROVE THE FINANCIAL STATEMENTS AS                       ISSUER          YES          FOR             AGAINST
OF DECEMBER, 31, 2008, WHICH WERE PUBLICLY REPORTED
AND ARE IN OUR WEB SITE
HTTP://WWW.BUENAVENTURA.COM/IR/.

PROPOSAL #03: TO APPOINT ERNST AND YOUNG (MEDINA,                          ISSUER          YES          FOR             AGAINST
ZALDIVAR, PAREDES Y ASOCIADOS) AS EXTERNAL AUDITORS
FOR FISCAL YEAR 2009.

PROPOSAL #04: TO APPROVE THE PAYMENT OF A CASH                             ISSUER          YES          FOR             AGAINST
DIVIDEND ACCORDING TO THE COMPANY'S DIVIDEND POLICY*.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANIA DE TELECOMUNICACIONES DE CHILE
  TICKER:                CTC             CUSIP:     204449300
  MEETING DATE:          10/7/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL TO MODIFY THE COMPANY'S                             ISSUER          YES          FOR               FOR
BYLAWS, TO REFLECT THE APPROVED AGREEMENTS, AS SET
FORTH IN THE COMPANY'S NOTICE OF MEETING ENCLOSED

PROPOSAL #02: APPROVAL TO ADOPT THE NECESSARY                              ISSUER          YES          FOR               FOR
PROCEDURES TO FORMALIZE THE AGREEMENTS REACHED AT THE
 EXTRAORDINARY SHAREHOLDERS' MEETING.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANIA DE TELECOMUNICACIONES DE CHILE
  TICKER:                CTC             CUSIP:     204449300
  MEETING DATE:          10/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL TO MODIFY THE COMPANY'S                             ISSUER          YES          FOR               FOR
BYLAWS, TO REFLECT THE APPROVED AGREEMENTS, ITS TERMS
 AND CONDITIONS, AS SET FORTH IN THE COMPANY'S NOTICE
 OF MEETING ENCLOSED HEREWITH. *

PROPOSAL #02: APPROVAL TO ADOPT THE NECESSARY                              ISSUER          YES          FOR               FOR
PROCEDURES TO FORMALIZE THE AGREEMENTS REACHED AT THE
 EXTRAORDINARY SHAREHOLDERS' MEETING.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANIA DE TELECOMUNICACIONES DE CHILE S A
  TICKER:                N/A             CUSIP:     P3058U127
  MEETING DATE:          10/7/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to modify the Company's Bylaws                       ISSUER          YES          FOR               FOR
by deleting all restrictions and references contained
 in the Bylaws, as per title XII of Decree Law number
 3.500, likewise, all operations related to Articles
44 and 89 of Act 18.046 will be informed at the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COSAN SA INDUSTRIA E COMERCIO
  TICKER:                N/A             CUSIP:     P31573101
  MEETING DATE:          8/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Approve the financial statements                            ISSUER          YES          FOR               FOR
relating to the FYE on 30 APR 2008

PROPOSAL #A.2: Elect the Members of the Board of                           ISSUER          YES          FOR               FOR
Director and Finance Committee, and their respective
Substitutes

PROPOSAL #A.3: Approve to set the total remuneration                       ISSUER          YES          FOR               FOR
of the Administrators and the Members of the Finance
Committee

PROPOSAL #E.1: Approve to change the proposal from                         ISSUER          YES          FOR               FOR
the Board of Directors in relation to the close of
the FY of the Company to March 31 at each year, with
the consequent amendment of Article 31 of the
Corporate Bylaws

PROPOSAL #E.2: Approve the acquisition of Benalcool                        ISSUER          YES          FOR               FOR
S.A. the acquisition and Benalcool, respectively, in
accordance with that which was stated through the
notices to the market dated 14 FEB 2008 and 18 FEB
2008, in accordance with the terms of Article 256 of
law number 6404/76, in accordance with line II and
Paragraph 2nd of the mentioned Article, the
shareholders who dissent from the decision of the
meeting to approve the acquisition will have the
right to withdraw from the Company through
reimbursement of the value of their shares, in the
amount of BRL 12.20 per share, on the basis of the
shareholders' equity stated in the Company's annual
financial statements for the FYE on 30 APR 2008, as
released by the Company, observing that which is
decided on by the AGM called above in this regard the
 dissenting shareholders will have the right to
withdraw on the basis of the share ownership in the
custodial positions verified at the end of the day on
 12 AUG 2008, with the physical and financial
settlement of the transactions carried out in trading
 on the 'Bovespa' Bolsa De Valores De Sao Paulo S/A
on that day being respected, I at the Companhia
Brasilei Ra De Liquidacao E Custodia CBLC, and II at
the depositary institution for the shares of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COSAN SA INDUSTRIA E COMERCIO
  TICKER:                N/A             CUSIP:     P31573101
  MEETING DATE:          1/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Amend the Articles 22 and 24 and its                         ISSUER          YES          FOR               FOR
sole paragraph, of the main part of Article 27 and of
 Article 28 of the Corporate Bylaws of the Company,
for the following purposes i) inclusion, in the
matters that are within the authority of the Board of
 Directors, of the power to decide on the hiring or
designation of Executives to compose or assist the
administration of the Company, ii) change of the
designation of officers, as follows a) from general
Vice President Officer to Vice President for
operations officer, with an increase in the scope of
this Officer's authority, b) from financial Vice
President and investor relations Officer to Vice
President for finance and investor relations Officer,
 with an increase in the scope of this Officer's
authority, c ) from commercial Vice President Officer
 to commercial and logistical Vice President Officer,
 iii) extinction of the positions created in the
Bylaws of Administrative Vice President Officer,
industrial Vice President Officer and Agricultural
Vice President Officer, iv) creation of the positions
 of executive officer for Mergers and acquisitions,
executive legal officer and 2 Executive Officers
without a particular designation, with the definition
 of their respective authority

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COSAN SA INDUSTRIA E COMERCIO
  TICKER:                N/A             CUSIP:     P31573101
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve the merger protocol and                              ISSUER          YES          FOR               FOR
justification of Curupay Participacoes S.A. by the
Company

PROPOSAL #B.: Ratify the appointment and hiring of                         ISSUER          YES          FOR               FOR
Deloitte Touche Tohmatsu Independent Auditors as the
Company responsible for preparing the valuation
report, at book value, of the net worth of Curupay
Paticipacoes S.A

PROPOSAL #C.: Approve the evaluation report referred                       ISSUER          YES          FOR               FOR
to in item 'B' above

PROPOSAL #D.: Approve to decide on concerning the                          ISSUER          YES          FOR               FOR
merger of Curupay Paticipacoes S.A. into the Company
and the consequent increase in the share capital of
the Company, through the issuance of common shares to
 be allocated to Rezende Barbosa S.A. Administracao E
 Participacoes, the sole shareholder in Curupay
Participacoes S.A., as a result of the merger of the
net worth of Curupay Participacoes S.A. into the
Company, with the consequent amendment of the main
part of Article 5 of the Company's Corporate By-laws

PROPOSAL #E.: Authorize the administration of the                          ISSUER          YES          FOR               FOR
Company to take all measures necessary for the
carrying out of the merger of Curupay Participacoes
S.A. into the Company, should it be approved

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COSCO PAC LTD
  TICKER:                N/A             CUSIP:     G2442N104
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the financial                            ISSUER          YES          FOR               FOR
statements and the Directors' and the Independent
Auditor's reports of the Company for the YE 31 DEC

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.i.a: Re-elect Mr. Li Jianhong as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.i.b: Re-elect Ms. Sun Yueying as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.i.c: Re-elect Mr. Xu Minjie as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.i.d: Re-elect Mr. He Jiale as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.i.e: Re-elect Dr. Wong Tin Yau, Kelvin as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #3.i.f: Re-elect Mr. Chow Kwong Fai, Edward                       ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #3.i.g: Re-elect Dr. Fan Hsu Lai Tai, Rita                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #3.ii: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
fix the remuneration of the Directors

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditor and authorize the Directors to fix the
remuneration of the Auditor

PROPOSAL #5.A: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 [Directors], subject to this resolution, to allot,
issue and deal with additional shares of HKD 0.10
each in the capital of the Company [Shares] and to
make or grant offers, agreements and options
[including warrants, bonds, notes and other
securities which carry rights to subscribe for or are
 convertible into shares] which would or might
require shares to be allotted during and after the
relevant period, not exceeding 20% of the aggregate
nominal amount of the issued share capital of the
Company as at the date of passing this resolution,
and the said approval shall be limited accordingly,
otherwise than pursuant to: i) a rights issue [as
specified] or ii) an issue of shares upon the
exercise of subscription rights under any Option
Scheme or similar arrangement for the time being
adopted for the grant or issue to the grantee as
specified in such scheme or similar arrangement of
shares or rights to acquire the shares or iii) an
issue of Shares pursuant to any scrip dividends or
similar arrangement providing for allotment of shares
 in lieu of the whole or part of the dividend on
shares in accordance with the Bye-laws of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Bye-laws of the

PROPOSAL #5.B: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to this resolution, to repurchase
shares of HKD 0.10 each in the capital of the Company
 [shares] on The Stock Exchange of Hong Kong Limited
[Stock Exchange] or on any other Stock Exchange on
which the shares of the Company may be listed and
recognized by The Securities and Futures Commission
of Hong Kong and the Stock Exchange for this purpose,
 subject to and in accordance with all applicable
Laws and the requirements of the Rules Governing the
Listing of Securities on the Stock Exchange or of any
 other Stock Exchange as amended from time to time
during the relevant period, provided that the
aggregate nominal amount of the shares to be
repurchased by the Company pursuant to the said
approval shall not exceed 10% of the aggregate
nominal amount of the issued share capital of the
Company as at the date of passing this resolution;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Bye-Laws of the Company and the

PROPOSAL #5.C: Approve, subject to the passing of the                      ISSUER          YES        AGAINST           AGAINST
 Resolutions 5.A and 5.B as specified, to extend the
general mandate granted to the Directors of the
Company to exercise the powers of the Company to
allot, issue and deal with additional shares of HKD
0.10 each in the Company [Shares] pursuant to the
Resolution 5.A, by the addition thereto of an amount
representing the aggregate nominal amount of Shares
in the capital of the Company repurchased by the
Company under the authority granted pursuant to the
Resolution 5.B, provided that such extended amount
shall not exceed 10% of the aggregate nominal amount
of the issued share capital of the Company as at the
date of passing the Resolution 5.B

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COUNTRY GARDEN HOLDINGS CO LTD, GUANGDONG
  TICKER:                N/A             CUSIP:     G24524103
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements and the report of the Directors
and the Independent Auditor's report of the Company
for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.a: Re-elect Mr. CUI Jianbo as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.b: Re-elect Ms. YANG Huiyan as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.c: Re-elect Mr. OU Xueming as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.d: Re-elect Mr. TONG Wui Tung, Ronald as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #3.e: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to fix the Directors' Fee

PROPOSAL #4.: Re-appoint Auditors of the Company and                       ISSUER          YES          FOR               FOR
authorize the Board of Directors of the Company to
fix their remunerations

PROPOSAL #5.: Authorize the Directors, subject to                          ISSUER          YES        AGAINST           AGAINST
paragraph (c) below, and pursuant to the Rules
Governing the Listing of Securities on the Stock
Exchange of Hong Kong Limited [the Listing Rules], to
 allot, issue and deal with any unissued shares in
the capital of the Company and to make or grant
offers, agreements and options [including but not
limited to warrants, bonds and debentures convertible
 into shares of the Company] during and after the
relevant period; (a) above, otherwise than pursuant
to i) a Right Issue [as hereinafter defined; or ii)
an issue of shares upon the exercise of options which
 may be granted under any share option scheme or
under any option scheme or similar arrangement for
the time being adopted for the grant or issue to
officers and/or employees of the Company and/or any
of its subsidiaries or any other person of shares or
rights to acquire shares of the Company; or iii) any
scrip dividend schemes or similar arrangements
providing for the allotment and issue of shares in
lieu of the whole or part of a dividend on shares of
the Company in accordance with the Articles of
Association of the Company; or iv) a specific
authority granted by the shareholders of the Company
in general meeting shall not exceed 20% of the total
nominal value of the share capital of the Company in
issue at the date of the passing of this resolution
and the said approval shall be limited accordingly
[Authority expires the earlier of the conclusion of
the next AGM of the Company; or the expiration of the
 period within which the next AGM of the Company is
required by the Articles of Association of the
Company or any applicable Laws of the Cayman Islands

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to paragraph (b) below, to repurchase shares
 of the Company during the relevant period, on the
Stock Exchange of Hong Kong Limited [the Stock
Exchange] or on any other Stock Exchange on which the
 shares of the Company may be listed and which is
recognized by the Securities and Futures Commission
of Hong Kong and the Stock Exchange for this purpose,
 subject to and in accordance with all applicable
Laws and/or the requirements of the Listing Rules or
of any other Stock Exchange as amended from time to
time; the aggregate nominal value of the shares of
the shares of the Company, and authorize the Company
to repurchase pursuant to the approval in paragraph
(a) above during the relevant period [as hereinafter
defined] shall not exceed 10% of the total nominal
value of the share capital of the Company in issue at
 the date of the passing of this resolution, and the
authority granted pursuant to paragraph (a) above
shall be limited accordingly; and for the purposes of
 this resolution, [Authority expires the earlier
conclusion of the next AGM of the Company or the
expiration of the period with which the next AGM of
the Company is required by the Articles of
Association of the Company or any applicable Laws of

PROPOSAL #7.: Approve, conditional upon the ordinary                       ISSUER          YES        AGAINST           AGAINST
resolutions set out in paragraphs 5 and 6 of the
notice convening this meeting being passed, the
general mandate granted to the Directors to allot,
issue and deal in any unissued shares pursuant to the
 ordinary resolution set out in paragraph 5 of the
notice convening this meeting, to by the addition to
the aggregate nominal value of the share capital of
the Company ; authorize the Directors, to allot ,
pursuant to such general mandate of an amount
representing the aggregate nominal value of the share
 capital of the Company repurchased by the Company
under the authority granted pursuant to the ordinary
resolution set out in paragraph 6 of the notice
convening this meeting, provided that such extended
amount shall not exceed 10% of the total nominal
value of the share capital of the Company in issue at
 the date of the passing of this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CPFL ENERGIA S A
  TICKER:                N/A             CUSIP:     P3179C105
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.I: Amend the main part of lines A and B                        ISSUER          YES          FOR               FOR
of the sole paragraph of Article 19 and to
consolidate the Company's Corporate bylaws, to
reflect the following amendments in the structure of
the Executive Committee, the extinction of the
position of Executive vice-president of Strategy and
regulation and the Creation of the position of
Executive vice-president of Business development

PROPOSAL #A.II: Amend the main part of lines A and B                       ISSUER          YES          FOR               FOR
of the sole paragraph of Article 19 and to
consolidate the Company's Corporate bylaws, to
reflect the following amendments in the structure of
the Executive Committee, provision to the Chief
Executive Officer of the powers of the Corporate
Strategy development and regulatory Management
coordination of the Company and the controlled

PROPOSAL #A.III: Amend the main part of lines A and B                      ISSUER          YES          FOR               FOR
 of the sole paragraph of Article 19 and to
consolidate the Company's Corporate bylaws, to
reflect the following amendments in the structure of
the Executive Committee, definition of the powers of
the Executive vice-president of business development,
 to wit Evaluate the potential and plan the
development of new business, as well as related or
complementary activities in the areas of
distribution, generation and sale of electrical energy

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CPFL ENERGIA S A
  TICKER:                N/A             CUSIP:     P3179C105
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve the Director's accounts, to                          ISSUER          YES          FOR               FOR
examine, discuss and approve the Company's
consolidated financial statements for the FYE 31 DEC
2008

PROPOSAL #B.: Approve the distribution of net profits                      ISSUER          YES          FOR               FOR
 from the 2008 FY and to pay Company dividends

PROPOSAL #C.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors and their respective substitutes

PROPOSAL #D.: Approve to set the global remuneration                       ISSUER          YES          FOR               FOR
of the Company Administrators

PROPOSAL #E.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee and their respective substitutes

PROPOSAL #F.: Approve to set the global remuneration                       ISSUER          YES          FOR               FOR
of the Members of the Finance Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CREDICORP LTD
  TICKER:                N/A             CUSIP:     G2519Y108
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #2.: Approve the consolidated financial                           ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #3.: Approve the External Auditors and                            ISSUER          YES        AGAINST           AGAINST
authorize the Board to fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CREDICORP LTD.
  TICKER:                BAP             CUSIP:     G2519Y108
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO CONSIDER AND APPROVE THE ANNUAL                           ISSUER          YES          FOR               FOR
REPORT OF THE COMPANY FOR THE FINANCIAL YEAR ENDED
DECEMBER 31, 2008.

PROPOSAL #02: TO CONSIDER AND APPROVE THE AUDITED                          ISSUER          YES          FOR               FOR
CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY AND
ITS SUBSIDIARIES FOR THE FINANCIAL YEAR ENDED
DECEMBER 31, 2008, INCLUDING THE REPORT OF THE
INDEPENDENT AUDITORS OF THE COMPANY THEREON.

PROPOSAL #03: TO APPOINT THE EXTERNAL AUDITORS OF THE                      ISSUER          YES        AGAINST           AGAINST
 COMPANY TO HOLD OFFICE UNTIL THE CONCLUSION OF THE
NEXT ANNUAL GENERAL MEETING, IN ACCORDANCE WITH THE
PROPOSAL AND RECOMMENDATION OF THE AUDIT COMMITTEE
AND AUTHORIZATION BY THE BOARD OF DIRECTORS TO
APPROVE THE AUDITOR FEES WHO IN TURN HAVE DELEGATED
SUCH FUNCTION TO THE AUDIT COMMITTEE.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CYFROWY POLSAT S.A., WARSZAWA
  TICKER:                N/A             CUSIP:     X1809Y100
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect  the chairman                                          ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the statement of the meeting's                       ISSUER          NO           N/A               N/A
legal validity

PROPOSAL #4.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Elect the Scrutiny Commission                                ISSUER          NO           N/A               N/A

PROPOSAL #6.: Approve the Management Board's report                        ISSUER          NO           N/A               N/A
on the Company's activity in 2008, financial
statement for 2008, capital group activity for 2008,
consolidated financial statement of the Company's
capital group for 2008 and profit distribution for

PROPOSAL #7.: Approve the Supervisory Board's report                       ISSUER          NO           N/A               N/A
on examination of: Management Board's report on
company's activity, financial statement and profit
distribution for 2008

PROPOSAL #8.: Approve the Supervisory Board's report                       ISSUER          NO           N/A               N/A
on examination of Company's condition and activity of
 the Management Board

PROPOSAL #9.: Approve the Management Board 's report                       ISSUER          NO           N/A               N/A
on Company's activity in 2008

PROPOSAL #10.: Approve to consider the Company's                           ISSUER          NO           N/A               N/A
financial statement for 2008

PROPOSAL #11.: Approve the Management Board's report                       ISSUER          NO           N/A               N/A
on Company's capital group activity in 2008

PROPOSAL #12.: Approve the consolidated financial                          ISSUER          NO           N/A               N/A
statement for the Company's capital group for 2008

PROPOSAL #13.: Approve  the Supervisory Board's                            ISSUER          NO           N/A               N/A
report for 2008

PROPOSAL #14.: Adopt  the resolution on profit                             ISSUER          NO           N/A               N/A
distribution for 2008

PROPOSAL #15.: Grant discharge to the Members of the                       ISSUER          NO           N/A               N/A
Management Board from their duties completed in 2008

PROPOSAL #16.: Grant discharge Members of the                              ISSUER          NO           N/A               N/A
Supervisory Board from their duties completed in 2008

PROPOSAL #17.: Adopt the resolution on determination                       ISSUER          NO           N/A               N/A
the number of Supervisory Board's Members and electi
the Supervisory Board's Members

PROPOSAL #18.: Amend the rules of procedure of the                         ISSUER          NO           N/A               N/A
general meeting

PROPOSAL #19.: Amend the Company's statute text                            ISSUER          NO           N/A               N/A

PROPOSAL #20.: Approve to establish the uniform                            ISSUER          NO           N/A               N/A
statute text

PROPOSAL #21.: Closing                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CYFROWY POLSAT S.A., WARSZAWA
  TICKER:                N/A             CUSIP:     X1809Y100
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve to state if the meeting has                          ISSUER          NO           N/A               N/A
been convened in conformity of regulations and
assuming its capability to pass valid resolutions

PROPOSAL #4.: Approve the Agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Elect the Voting Commission                                  ISSUER          NO           N/A               N/A

PROPOSAL #6.: Approve the Management Board's                               ISSUER          NO           N/A               N/A
presentation of significant details of Plan of Merger
 with Praga Business Park SP. Z O.O

PROPOSAL #7.: Approve the resolution on merger with                        ISSUER          NO           N/A               N/A
Praga Business Park SP Z.O.O

PROPOSAL #8.: Closing of the Meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CYRELA BRAZIL RLTY S A  EMPREENDIMENTOS E  PARTICI
  TICKER:                N/A             CUSIP:     P34085103
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve to vote upon the Board of                            ISSUER          YES          FOR               FOR
Directors annual report, the financial statements
relating to FY ending 31 DEC 2008

PROPOSAL #II.: Approve the destination of the YE                           ISSUER          YES          FOR               FOR
results of 2008 and distribution of dividends

PROPOSAL #III.: Elect the Members of the Board of                          ISSUER          YES        AGAINST           AGAINST
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CYRELA BRAZIL RLTY S A  EMPREENDIMENTOS E  PARTICI
  TICKER:                N/A             CUSIP:     P34085103
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the global remuneration of the                       ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #2.: Ratify the increases in the share                            ISSUER          YES        AGAINST           AGAINST
capital, decided on at the meetings of the Board of
Directors held on 12 JUNE 2008, 30 JUNE 2008, 08 OCT
2008, 07 JAN 2009, and 10 FEB 2009 and corresponding
amendment of the Article 6 of the Corporate Bylaws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CYRELA BRAZIL RLTY S A  EMPREENDIMENTOS E  PARTICI
  TICKER:                N/A             CUSIP:     P34085103
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve to vote on the amendment of                          ISSUER          YES          FOR               FOR
Article 6 of the Corporate By-laws of the Company
resulting from the Resolution of the Board of
Directors passed at a meeting held on 24 APR 2009 in
such a way as to reflect the increase of the Capital
resolved on there

PROPOSAL #II.A: Approve the merger of Goldsztein                           ISSUER          YES          FOR               FOR
Participacoes S.A., a closely held Company with its
Headquarters at Rua Mostardeiro, 800, Fourth Floor,
in the city of Porto Alegre, State of Rio Grande Do
Sul, with Corporate Tax payer id CNPJ/MF number
07.132.258/0001-90 Goldsztein Participacoes into the
Company, with the consequent extinction of Goldsztein
 Participacoes, in accordance with the terms of the
protocol and justification of merger of Goldsztein
Participacoes, into the Company, dated 18 MAY 2009
protocol, including Resolutions regarding the
appointment and hiring of Magalhaes Andrade S.A.
Auditors Independents [ Magalhaes Andrade], to
proceed with the valuation of the net worth of
Goldsztein Participacoes, at book value, and
preparation of the respective book valuation report,

PROPOSAL #II.B: Approve the book valuation report                          ISSUER          YES          FOR               FOR
prepared by Magalhaes Andrade

PROPOSAL #II.C: Approve the protocol                                       ISSUER          YES          FOR               FOR

PROPOSAL #II.D: Approve to increase the share capital                      ISSUER          YES          FOR               FOR
 of the Company in the amount of BRL 41,038,844,94,
as a consequence of the merger of Goldsztein
Participacoes, through the issuance, by the Company,
of 12,788,751 new, common, nominative shares, with no
 par value, to be attributed to the Shareholders of
Goldsztein Participacoes, proportionally to the
quantity of shares held by them in the share capital
of Goldsztein Participacoes, to replace the shares of
 Goldsztein Participacoes held by them, with the
corresponding amendment of Article 6 of the Corporate
 By-laws of the Company

PROPOSAL #II.E: Authorize the Board of Directors of                        ISSUER          YES          FOR               FOR
the Company to be able to take any and all measures
necessary for the merger of Goldsztein Participacoes
into the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAELIM INDUSTRIAL CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y1860N109
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the Directors [Director 1 person,                      ISSUER          YES          FOR               FOR
 Outside Director 5 persons]

PROPOSAL #4.: Elect the Auditor Committee Member                           ISSUER          YES          FOR               FOR
[Auditor Committee Member 3 persons]

PROPOSAL #5.: Approve the limit of remuneration of                         ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAEWOO ENGINEERING & CONSTRUCTION CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y1888W107
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Auditor Committee Member                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

PROPOSAL #6.: Amend the Retirement Benefit Plan for                        ISSUER          YES        AGAINST           AGAINST
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAEWOO INTERNATIONAL CORP, SEOUL
  TICKER:                N/A             CUSIP:     Y1911C102
  MEETING DATE:          10/31/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Directors                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAEWOO INTERNATIONAL CORP, SEOUL
  TICKER:                N/A             CUSIP:     Y1911C102
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Audit Committee Member                             ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAEWOO SECURITIES CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y1916K109
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Amend the retirement benefit plan for                        ISSUER          YES          FOR               FOR
the Directors

PROPOSAL #4.: Elect 1 Director                                             ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect 2 outside Directors                                    ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect 1 Auditor Committee Member as                          ISSUER          YES          FOR               FOR
outside Director

PROPOSAL #7.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAEWOO SHIPBUILDING & MARINE  ENGR CO LTD
  TICKER:                N/A             CUSIP:     Y1916Y117
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to change the Articles of                            ISSUER          YES        AGAINST           AGAINST
Incorporation

PROPOSAL #3.: Elect the Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Audit Committee Member                             ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DATANG INTERNATIONAL POWER GENERATION CO LTD
  TICKER:                N/A             CUSIP:     Y20020106
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company [the Board] for the year
2008” [including independent Non-Executive
Directors report on work]

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the year 2008

PROPOSAL #3.: Approve the Proposal of final accounts                       ISSUER          YES          FOR               FOR
for the year 2008

PROPOSAL #4.: Approve the Profit distribution                              ISSUER          YES          FOR               FOR
proposal for the year 2008

PROPOSAL #5.: Approve the proposal on the re-                              ISSUER          YES          FOR               FOR
appointment of PricewaterhouseCoopers

PROPOSAL #6.: Approve the proposal on the method of                        ISSUER          YES          FOR               FOR
receiving the Company's correspondence by the
shareholders

PROPOSAL #S.7: Approve the amendments to the Articles                      ISSUER          YES          FOR               FOR
 of Association of the Company

PROPOSAL #S.8: Approve the extension on the mandate                        ISSUER          YES        AGAINST           AGAINST
for the issue of medium-to-short-term debentures by
the Company, the Board agreed to propose to the
general meeting that the effective period of the
resolution in relation to the Issue of medium-to-
short-term debentures of not more than RMB10 billion
at the 2007 AGM be extended for 12 months from the
date of the 2008 AGM

PROPOSAL #S.9: Authorize the Board to agree to                             ISSUER          YES        AGAINST           AGAINST
request the general meeting to grant the following
mandates to the Board: (1) within 12 months from the
date of approval of this resolution at the Company's
general meeting, exercise all rights of the Company
to authorize, allot or issue, either separately or
concurrently, domestic shares [A Shares] and
overseas-listed foreign shares [H Shares] and execute
 or grant any offers, agreements and arrangements
which may require the exercise of such rights; (2) to
 allot or issue, either separately or concurrently, A
 Shares and H Shares with the respective numbers of A
 Shares and H Shares, allotted or issued, either
separately or concurrently, not more than 20% of the
respective number of the issued A Shares and H Shares
 of the Company; (3) the respective numbers of A
Shares and H Shares allotted or issued, either
separately or concurrently, and (4) the Company's
actual condition of the allotment or issue of new A
Shares and new H Shares, either separately or
concurrently, the Board may increase the registered
capital of the Company and make appropriate
amendments to Articles 18 and 21 to the 'Articles of
Association of Datang International Power Generation

PROPOSAL #S.10: Approve the resolution on the                              ISSUER          YES          FOR               FOR
Company's fulfillments to the Conditions for Non-
Public Issue of A Shares

PROPOSAL #S11.A: Type of shares to be issued and par                       ISSUER          YES          FOR               FOR
value the type of shares to be issued this time is
domestic listed RMB-denominated ordinary shares [A
Share] with a par value of Rmb1.00 each

PROPOSAL #S11.B: Number of shares to be issued the                         ISSUER          YES          FOR               FOR
number of a shares to be issued in this non-public
offering shall not be more than 700 million shares
[inclusive of 700 million shares] within the upper
limit, the general meeting to negotiate with the
sponsor [lead underwriter] and determine the actual
number of shares to be issued with reference to the
market situations during the issue; in the event of
trading of shares on ex-right or ex-dividend basis
from the date of this announcement on the resolutions
 of the Board to the issue date, the number of A
Shares to be issued under the current non-public
offering shall be adjusted accordingly; further
announcement will be made by the Company in
accordance with the requirements of the Rules
Governing the Listing of Securities on the Stock
Exchange of Hong Kong Limited [the Listing Rules]
when the actual number of A Shares to be issued can

PROPOSAL #S11.C: Approve that the Board agreed to the                      ISSUER          YES          FOR               FOR
 non-public issue A shares of the Company according
to the following proposal: method and time of issue
all shares under the current issue shall be issued to
 specific targets by means of nonpublic issue; shares
 shall be issued to specific targets at any suitable
time chosen by the Company within 6 months upon the
approval of the China Securities Regulatory Commission

PROPOSAL #S11.D: Approve that the Board agreed to the                      ISSUER          YES          FOR               FOR
 non-public issue A shares of the Company according
to the following proposal: Target subscribers and
subscription method, the target subscribers under the
 current non-public offering shall not be more than
10, including: securities investment and fund
management Companies, securities Companies, trust and
 investment Companies, finance Companies, insurance
institutional investors and other legal investors,
etc; all target subscribers shall subscribe the
shares under the current issue by way of cash

PROPOSAL #S11.E: Approve that the Board agreed to the                      ISSUER          YES          FOR               FOR
 non-public issue A shares of the Company according
to the following proposal: Place of listing the
shares under the current issue shall be listed and
traded on the Shanghai Stock Exchange after expiry of
 the lock-up period

PROPOSAL #S11.F: Approve that the Board agreed to the                      ISSUER          YES          FOR               FOR
 non-public issue A shares of the Company according
to the following proposal: Issue price and method of
pricing the issue price of the current non-public
issue of A shares shall not be lower than 90% of the
average trading prices of the Company's A Shares
[i.e: RMB6.33 per share] for the 20 trading days
immediately preceding the date of this announcement;
the final issue price shall be determined on a best
available price basis with reference to the
subscription quotation of the target subscribers
after obtaining the approval documents for issue. in
the event of trading of shares on ex-right or ex-
dividend basis from the date of this announcement of
the resolutions of the Board to the issue date, the
minimum issue price of the current non-public
offering of a shares shall be adjusted accordingly;
the final issue price shall be determined by the
Board and the sponsor [lead underwriter] through
negotiation, and according to the authorization of
the general meeting as well as the requirements of
the relevant laws, regulations and other regulatory
documents with reference to the market situation

PROPOSAL #S11.G: Approve that the Board agreed to the                      ISSUER          YES          FOR               FOR
 non-public issue A shares of the Company according
to the following proposal: Use of fundraising
proceeds: the proposed net proceeds under the current
 non-public issue of A Shares shall not exceed RMB5
billion and are planned to be invested in the
following projects as specified; for detailed
projects involved in the use of the proceeds of the
fundraising, please refer to the Feasibility Analysis
 Report on the Use of Fundraising Proceeds from Non-
Public Issue of A Shares of Datang International
Power generation Co., Ltd.; in the event that the
Company carried out the investment in certain
relevant projects by using bank loans and internal
resources prior to obtaining the proceeds, the
proceeds from the fundraising shall be used for
repaying relevant bank loans and replenishing the
Company's working capital after obtaining the
proceeds; in the event that the actual net proceeds
from the fundraising under the current issue are not
sufficient for the capital required for the projects,
 the insufficient portion will be satisfied by the
Company's internally generated funds; in the event
that the actual net proceeds under the current issue
exceed the capitals required for the projects, the
excess portion shall be used to replenish the
Company's working capital; under the premises that
there are no changes in the projects requiring the
use of the current proceeds, the Board shall make
appropriate adjustments to the sequence of applying
the proceeds and the amount of proceeds for the
above-mentioned projects according to the actual

PROPOSAL #S11.H: Approve that the Board agreed to the                      ISSUER          YES          FOR               FOR
 non-public issue A shares of the Company according
to the following proposal: Arrangement for the
accumulated profits prior to the current issue after
completion of the current non-public offering, the
new and existing shareholders of the Company are
entitled to share the accumulated, undistributed
profits of the Company prior to the completion of the
 current non-public offering in proportion to their

PROPOSAL #S11.I: Approve that the Board agreed to the                      ISSUER          YES          FOR               FOR
 non-public issue A shares of the Company according
to the following proposal: Arrangement for the lock-
up period upon the completion of the issue, the
shares to be subscribed by the target subscribers
under the current non-public offering shall not be
transferred within 12 months commencing from the date
 of the completion of the issue

PROPOSAL #S11.J: Approve that the Board agreed to the                      ISSUER          YES          FOR               FOR
 non-public issue A shares of the Company according
to the following proposal: The effective period for
the resolution on the current non-public issue of
shares the resolution on the current non-public issue
 of shares shall be effective for 12 months
commencing on the day on which the resolutions are
considered and approved by the general meeting

PROPOSAL #S.12: Authorize the Board to agree to                            ISSUER          YES          FOR               FOR
propose to the general meeting to conduct all matters
 in relation to the current non-public issue of A
Shares at its discretion, including but not limited
to: (1) the appointment of intermediary institutions
including the sponsor [lead underwriter] to deal with
 the registration matters relating to the current
non-public issue of shares; (2) to authorize the
formulation and implementation of the detailed
proposal of the current non-public issue of shares
with reference to actual conditions, including but
not limited to the selection of specific timing of
issue, issue quantity, issue date, issue price as
well as target subscribers; (3) to authorize the
determination of the detailed arrangement for the use
 of proceeds in the above-mentioned directions of
investment according to the status of approval,
authorization, documentation or implementation,
actual progress and actual amount of the proceeds
with adjustments made with reference to the
importance and urgency, actual investment amount,
actual capital requirement and actual progress of the
 projects to be invested; under the premises of
compliance with the then applicable laws of the PRC,
if the state stipulates new regulations relating to
the increase of share issue, or if the regulatory
authorities set out new requirements and market
condition changes, the Board shall make adjustments
to the current non-public offering proposal and the
Directions of investment pursuant to the regulations
of the state and the requirements of the regulatory
authorities [including the feedback on the approval
for the application for the current non-public issue]
 except for matters involving laws and regulations
and the articles of association which require re-
voting at the general meeting; (4) to authorize the
signing, amendment, supplement, submission,
registration and execution of all documents and
agreements in relation to the current non-public
issue and listing; (5) to authorize the corresponding
 registration for change in shareholding according to
 the actual result of the current non-public issue of
 shares; (6) to authorize the handling of matters
relating to the listing and trading of the non-public
 issued shares on the Shanghai Stock Exchange after
the completion for the current non-public issue of
shares; (7) to authorize the amendments to the
relevant Articles of the Articles of Association, and
 the application for amendment to the investment for
foreign-invested enterprise with the Ministry of
Commerce and the application for amendment to the
industry and the commerce registration after the
completion for the current non-public issue of
shares; (8) to authorize the conducting of other
matters relating to the current non-public issue of
shares; (9) to authorize the making of corresponding
adjustments to the current detailed nonpublic
offering proposal pursuant to the new requirements in
 the event that new requirements are issued in laws,
regulations and other regulatory documents and the
policies regarding issue of new shares adopte

PROPOSAL #S.13: Approve that, the Board to agree to                        ISSUER          YES          FOR               FOR
the feasibility analysis report on the use of
fundraising proceeds under the current non-public
issue of A Shares and agreed to submit the report to
the general meeting for consideration

PROPOSAL #S.14: Approve that, the Board to agree to                        ISSUER          YES          FOR               FOR
the plan relating to the current non-public issue of
A Shares and agreed to submit the plan to the general
 meeting for consideration

PROPOSAL #S.15: Approve that, the Board to agree to                        ISSUER          YES        AGAINST           AGAINST
the report on the previous use of fundraising
proceeds and agreed to submit the above-mentioned
report to the general meeting for consideration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DATANG INTL PWR GENERATION CO  LTD
  TICKER:                N/A             CUSIP:     Y20020106
  MEETING DATE:          11/11/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the provision of guarantee by                        ISSUER          YES          FOR               FOR
the Company for the financing of Jiangxi Datang
International Xinyu Power Generation Company Limited

PROPOSAL #2.: Approve the provision of guarantee by                        ISSUER          YES        AGAINST           AGAINST
the Company for the financing of Shanxi Datang
International Yuncheng Power Generation Company

PROPOSAL #3.: Approve the Company's contribution to                        ISSUER          YES          FOR               FOR
construct two 300 MW coal-fired heat supply and power
 generation units at Fengrun Thermal Power Project
Phase 1

PROPOSAL #4.: Approve the Company's entering in to                         ISSUER          YES        AGAINST           AGAINST
the Financial Services Agreement with China Datang
Finance Co., Limited

PROPOSAL #S.1: Approve the change in the registered                        ISSUER          YES          FOR               FOR
capital of the Company

PROPOSAL #S.2: Amend Articles 18, 21 and 22 of the                         ISSUER          YES          FOR               FOR
Articles of Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DATANG INTL PWR GENERATION CO  LTD
  TICKER:                N/A             CUSIP:     Y20020106
  MEETING DATE:          3/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the provision of guarantee by                        ISSUER          YES        AGAINST           AGAINST
the Company for the financing of Fujian Datang
International Ningde Power Generation Company Limited

PROPOSAL #2.: Approve the provision of guarantee by                        ISSUER          YES        AGAINST           AGAINST
the Company for the financing of Zhejiang Datang
Wushashan Power Generation Company Limited

PROPOSAL #3.: Approve the provision of guarantee by                        ISSUER          YES        AGAINST           AGAINST
the Company for the financing of Shanxi Datang
International Yungang Thermal Power Company Limited

PROPOSAL #4.: Approve the provision of guarantee by                        ISSUER          YES        AGAINST           AGAINST
the Company for the financing of Hebei Datang
International Wangtan Power Generation Company Limited

PROPOSAL #5.: Approve the provision of guarantee by                        ISSUER          YES        AGAINST           AGAINST
the Company for the financing of Datang International
 [Hong Kong] Limited

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DC CHEMICAL CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y2026B104
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DELEK GROUP LTD.
  TICKER:                N/A             CUSIP:     M27635107
  MEETING DATE:          7/14/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
the Directors' report for the year 2007

PROPOSAL #2.: Re-appoint the Accountant-Auditors and                       ISSUER          YES          FOR               FOR
authorize the Board to fix their fees

PROPOSAL #3.: Approve the payment to the Chairman of                       ISSUER          YES          FOR               FOR
the Board of a bonus in respect of 2007 in the amount
 of NIS 1,440,000

PROPOSAL #4.: Approve the extension of the period of                       ISSUER          YES        AGAINST           AGAINST
a loan granted by the Company to the Chairman for an
additional 3 years; the loan in the amount of NIS 2.5
 million was granted in 2005 and is due for repayment
 in OCT 2008 [if not extended], the loan is linked to
 the Consumers Prices Index and bears linked interest
 at the rate of 4% a year [no change]

PROPOSAL #5.: Approve to increase the amount of D&O                        ISSUER          YES        AGAINST           AGAINST
insurance cover from USD 40 to USD 50 million

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DELEK GROUP LTD.
  TICKER:                N/A             CUSIP:     M27635107
  MEETING DATE:          11/16/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report relating to the                           ISSUER          NO           N/A               N/A
intention of the Company to distribute the shares
owned by the Company in Delek Real Estate Ltd. to its
 shareholders

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DELEK GROUP LTD.
  TICKER:                N/A             CUSIP:     M27635107
  MEETING DATE:          1/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint Mr. Yosef Dauber as an External                      ISSUER          YES          FOR               FOR
 Director for a 3 year statutory period

PROPOSAL #2.: Approve the payment to Mr. Dauber of                         ISSUER          YES        AGAINST           AGAINST
annual remuneration: NIS 126,000 and meeting
attendance fees: NIS 4,800

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DELEK GROUP LTD.
  TICKER:                N/A             CUSIP:     M27635107
  MEETING DATE:          2/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the compensation of Mr. Avi                          ISSUER          YES        ABSTAIN           AGAINST
Harel as the Director of the Company, in his capacity
 as Head of a Subsidiary

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DELTA ELECTRS INC
  TICKER:                N/A             CUSIP:     Y20263102
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 financial statements                               ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 3.5 per share

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.5: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings; proposed stock dividend: 10
for 1,000 shares held; proposed bonus issue: 10 for
1,000 shares held

PROPOSAL #B.6: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.7.1: Elect Mr. Yi-Chiang LO/ Shareholder                       ISSUER          YES          FOR               FOR
No: 205026 as an Independent Director

PROPOSAL #B72.1: Elect Mr. Bruce Ch Cheng/Shareholder                      ISSUER          YES          FOR               FOR
 No: 1 as a Director

PROPOSAL #B72.2: Elect Mr. Yancey Hai/Shareholder No:                      ISSUER          YES          FOR               FOR
 38010 as a Director

PROPOSAL #B72.3: Elect Mr. Mark Ko/Shareholder No:                         ISSUER          YES          FOR               FOR
15314 as a Director

PROPOSAL #B72.4: Elect Mr. Raymond Hsu/Shareholder                         ISSUER          YES          FOR               FOR
No: 3 as a Director

PROPOSAL #B72.5: Elect Mr. Fred Chai-Yan Lee/Passport                      ISSUER          YES          FOR               FOR
 No: 057416787 as a Director

PROPOSAL #B72.6: Elect Mr. Ping Cheng/Shareholder No:                      ISSUER          YES          FOR               FOR
 43 as a Director

PROPOSAL #B72.7: Elect Mr. Simon Chang/Shareholder                         ISSUER          YES          FOR               FOR
No: 19 as a Director

PROPOSAL #B72.8: Elect Mr. Albert Chang/Shareholder                        ISSUER          YES          FOR               FOR
No: 32 as a Director

PROPOSAL #B73.1: Elect Mr. E-Ying Hsieh/Shareholder                        ISSUER          YES          FOR               FOR
No: 2 as a Supervisor

PROPOSAL #B73.2: Elect Mr. Chung-Hsing Huang/Id No:                        ISSUER          YES          FOR               FOR
H101258606 as a Supervisor

PROPOSAL #B.8: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on Directors from participation in
competitive business

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DENWAY MTRS LTD
  TICKER:                N/A             CUSIP:     Y2032Y106
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
financial statements and the report of the Directors
and the Independent Auditor's report for the YE 31
DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Mr. Zeng Qinghong as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.2: Re-elect Mr. Yang Dadong as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Re-elect Mr. Yao Yiming as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Re-elect Mr. Cheung Doi Shu as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.5: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the remuneration of the Directors

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors to fix the remuneration of the
 Auditors

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to repurchase shares in the capital of the
Company on The Stock Exchange of Hong Kong Limited
[the Stock Exchange] or on any other stock exchange
on which the shares of the Company may be listed and
recognized by the Securities and Futures Commission
and the Stock Exchange for this purpose, subject to
and in accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange or of any other
stock exchange as amended from time to time; approve
the aggregate nominal amount of shares of the Company
 to be repurchased by the Company shall not exceed
10% of the aggregate nominal amount of the issued
share capital of the Company at the date of the
passing of this resolution and the said approval
shall be limited accordingly; [Authority expires
earlier at the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by law to be

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to allot, issue and deal with additional
shares in the capital of the Company and to make and
grant offers, agreements and options [including
warrants, bonds, debentures, notes and other
securities which carry rights to subscribe for or are
 convertible into shares of the Company] which would
or might require shares to be allotted and after the
end of the relevant period; approve the aggregate
nominal amount of share capital allotted or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Directors of the Company, otherwise than pursuant to
(a) a Rights Issue [as hereinafter defined]; or (b)
an issue of shares upon the exercise of subscription
rights under any option scheme or similar arrangement
 for the time being adopted for the grant or issue to
 the grantees as specified in such scheme or similar
arrangement of shares or rights to acquire shares of
the Company; or (c) any issue of shares pursuant to
the exercise of rights of subscription or conversion
under the terms of any existing warrants, bonds,
debentures, notes and other securities of the Company
 which carry rights to subscribe for or are
convertible into shares of the Company; or (d) an
issue of shares pursuant to any scrip dividend or
similar arrangement providing for the allotment of
shares in lieu of the whole or part of the dividend
on shares of the Company in accordance with the
Articles of Association of the Company, shall not
exceed 20% of the aggregate nominal amount of the
issued share capital of the Company at the date of
the passing of this resolution and the said approval
shall be limited accordingly; [Authority expires
earlier at the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by law to be

PROPOSAL #7.: Approve that the conditional upon the                        ISSUER          YES        AGAINST           AGAINST
passing of the ordinary resolutions in items 5 and 6
as specified, the general mandate granted to the
Directors of the Company to exercise the powers of
the Company to allot, issue and deal with any
additional shares of the Company pursuant to ordinary
 resolution in item 6 as specified be and is hereby
extended by the addition thereto of an amount
representing the aggregate nominal amount of the
share capital of the Company repurchased by the
Company under the authority granted pursuant to
ordinary resolution in item 5 as specified, provided
that such extended amount shall not exceed 10% of the
 aggregate nominal amount of the issued share capital
 of the Company at the date of the passing of this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DESARROLLADORA HOMEX S A DE   C V
  TICKER:                N/A             CUSIP:     P35054108
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the reports that the Board of                        ISSUER          YES          FOR               FOR
Directors presents in accordance with the terms of
Article 28, Part IV, of the Securities Market Law,
including the presentation of the financial
statements of the Company for the FY that ended on 31

PROPOSAL #2.: Approve the allocation o f the results                       ISSUER          YES          FOR               FOR
obtained in said FY

PROPOSAL #3.: Approve the maximum amount of funds                          ISSUER          YES          FOR               FOR
that may be allocated to the acquisition of the
Company's own shares

PROPOSAL #4.: Appoint or ratify the Members of the                         ISSUER          YES          FOR               FOR
Board of Directors and Secretary, as well as the
determination of their remuneration

PROPOSAL #5.: Approve the designation or ratification                      ISSUER          YES          FOR               FOR
 of the Chairpersons of the Audit and Corporate
Practices Committees, and, if relevant, designation
of the other Members of said Committees and of the
Executive Committee

PROPOSAL #6.: Approve the designation of special                           ISSUER          YES          FOR               FOR
delegates for the execution and formalization of the
resolutions of this meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DIGI.COM BHD
  TICKER:                N/A             CUSIP:     Y2070F100
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements of the Company for the FYE 31 DEC 2008
and the Directors' and Auditors' reports thereon

PROPOSAL #2.: Declare a final single-tier exempt                           ISSUER          YES          FOR               FOR
dividend of 53 sen per ordinary share of 10 sen each
for the FYE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Tan Sri Leo Moggie as a                         ISSUER          YES          FOR               FOR
Director of the Company who retires under Article
98(A) of the Articles of Association of the Company

PROPOSAL #4.: Re-elect Mr. Sigve Brekke as a Director                      ISSUER          YES          FOR               FOR
 of the Company who retires under Article 98(E) of
the Articles of Association of the Company

PROPOSAL #5.: Re-appoint Messrs Ernst & Young as the                       ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to fix their remuneration

PROPOSAL #6.: Authorize the Company and its                                ISSUER          YES          FOR               FOR
subsidiaries, subject to the provisions of the
Listing Requirements of Bursa Malaysia Securities
Berhad, and its subsidiaries, to enter into recurrent
 related party transactions of a revenue or trading
nature with Telenor and persons connected with
Telenor as specified in Section 2.3 of the circular
to shareholders dated 15 APR 2009, which are
necessary for the day-to-day operations and/or in the
 ordinary course of business of the Company and its
subsidiaries on terms not more favorable to the
related parties than those generally available to the
 public and are not detrimental to the minority
shareholders of the Company and that such approval
shall continue to be in force until: [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM after the date it is
required to be held pursuant to Section 143[1] of the
 Companies Act, 1965 [but shall not extend to such
extension as may be allowed pursuant to Section

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DISCOUNT INVESTMENT CORP, TEL AVIV-JAFFA
  TICKER:                N/A             CUSIP:     M28072102
  MEETING DATE:          7/1/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
the Directors report for year 2007

PROPOSAL #2.: Re-appoint Messrs. N. Dankner, E.                            ISSUER          YES          FOR               FOR
Cohen, Z. Dankner, D. Manor, I. Manor, Z. Livnat, A.
Fisher, R. Bisker, S. Ben-Zev, Y. Shimmel G. Lahav,
A. Rosenfeld as the Officiating Directors and approve
 that the External Directors continue in Office by
provision of Law

PROPOSAL #3.: Re-appoint the Accountant- Auditors for                      ISSUER          YES          FOR               FOR
 the year 2008 and report of the Board as to their

PROPOSAL #4.: Approve to increase the amount of D&O                        ISSUER          YES          FOR               FOR
insurance cover that the Company is permitted to
purchase to a maximum of ILS 40 million

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DISCOUNT INVESTMENT CORP, TEL AVIV-JAFFA
  TICKER:                N/A             CUSIP:     M28072102
  MEETING DATE:          9/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve an agreement between the                             ISSUER          YES        ABSTAIN           AGAINST
Company together with IDB Development Company Limited
 [the controlling shareholder of the Company] and
between GVT Antilles, a Company in which the Company
and IDB each own 16.44%, GVT Holland, fully owned by
GVT Antilles, and a Company belonging to the Swarth
Group controlled by Mr. Saul Shani [the Purchaser],
by which the Company and IDB will each sell to GVT
Antilles their holding in GVT Antilles in
consideration for such amount as may be received by
GVT Holland for the sale of part of its holdings in
GVT Brazil, GVT Brazil is a Public Company traded in
Brazil, 22.9% of the shares of which are owned by GVT
 Holland, the transaction to be approved is designed
in order to enable the Company to realize its
indirect holding in GVT Brazil, In the frame of the
transaction GVT Holland will sell to the Purchaser 5
million shares of GVT Brazil [3.9%] for an amount in
Brazilian currency presently equivalent to USD 85
million; the consideration will be immediately
transferred from GVT Holland to GVT Antilles and will
 be used for the purchase from each of the Company
and of IDB of 8.5% of the shares of GVT Antilles, GVT
 Holland has granted the Purchaser an option for the
purchase of an additional 3.6% of the shares of GVT
Brazil [4,661,748 shares] in consideration for an
amount in USD equal to a multiplication of the number
 of shares by the higher of [1] 32.725 Brazilian
Real; OR [2] 80% of the average closing price of GVT
Brazil shares during the preceding 30 days, which
consideration will be transferred to GVT Antilles and
 will be used to purchase the balance of the holdings
 of the Company and of IDB in GVT Antilles

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DISCOUNT INVESTMENT CORP, TEL AVIV-JAFFA
  TICKER:                N/A             CUSIP:     M28072102
  MEETING DATE:          10/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the notification by the Company                      ISSUER          YES        AGAINST           AGAINST
 to Clal Finance Ltd. that the Company has no
objection to a compromise agreement between Clal
Finance Management Ltd., Clal Finance Betuha
Investments Management Ltd., Clal Insurance Company
Ltd., and underwriters of Clal Insurance, in
connection with claims that were submitted against
Clal Finance Management and Clal Finance Betuha [the
Clal Companies] by clients of those Companies [the
Plaintiffs] relating to an investment portfolio
managed by the Clal Companies [the Claim]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DISCOUNT INVESTMENT CORP, TEL AVIV-JAFFA
  TICKER:                N/A             CUSIP:     M28072102
  MEETING DATE:          12/15/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the agreement between the                            ISSUER          YES          FOR               FOR
Company together with IDB Development Co. [the
controlling shareholder of the Company] and between
GVT Antilles, a Company in which the Company and IDB
each own 16.44%, GVT Holland, fully owned by GVT
Antilles and a Swarth Group Company controlled Mr.
Saul Shani [the purchaser], by which the Company and
IDB will each sell to GVT Antilles their holding in
GVT Antilles in consideration for such amount as may
be received by GVT Holland for the sale of part of
its holdings in GVT Brazil, the GVT Brazil is a
public telecommunication Company traded in Brazil,
22.9% owned by GVT Holland; the transaction is
designed in order to enable the Company to realize
its indirect holding of GVT Brazil, the GVT Holland
is to sell to the Purchaser 5 million shares of GVT
Brazil [3.9%] for an amount equal to ILS 46 million;
the consideration will be transferred from GVT
Holland to GVT Antilles and will be used for the
purchase from each of the Company and IDB of 8.5% of
the shares of GVT Antilles, a similar transaction in
SEP 2008 a General Meeting of the Company in which
the consideration was to have been ILS 85 million,
however in view of the subsequent global financial
crisis the transaction was not completed and the
present consideration is regarded as adapted to
present market conditions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DISCOUNT INVESTMENT CORP, TEL AVIV-JAFFA
  TICKER:                N/A             CUSIP:     M28072102
  MEETING DATE:          3/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the entry together with IDB                          ISSUER          YES        ABSTAIN           AGAINST
Development Company Limited, the controlling
shareholder of the Company, into an agreement with
GVT [Holding] N.V, a private Company in which the
Company and IDB Development each own 9.64%, Global
Village Telecom [Holland] B.V, a fully owned
subsidiary of GVT Holding and a Swarth Group Company,
 pursuant to which the Company and IDB Development
will sell to GVT Holding their holdings, in whole or
in part, in two stages, in consideration for a net
amount to be received from the sale by Global Village
 of part of its holdings in GVT [Holding] S.A, a
Brazil Telecommunication Company Traded on BOVESPA,
the Company requires approval of the agreement in
order to enable it to realize its indirect holding in
 the Brazil Company, and approval by the meeting is
requested since the majority of Directors of the
Company or their relatives are Directors also of IDB
Development and/or the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DLF LIMITED
  TICKER:                N/A             CUSIP:     Y2089H105
  MEETING DATE:          6/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company, pursuant to the provisions of Section
293(1)(a), 192A read with the Companies [passing of
the Resolution by postal ballot] Rules, 2001 and
other applicable provisions, if any, of the Companies
 Act, 1956 and of the Articles of Association of the
Company and subject to such approvals, consents,
permissions and sanctions as may be necessary from
the concerned authorities, [the Board which
expression shall also include a Committee thereof] to
 transfer the whole of the Company's Wind Power
Business which consists of 2 undertakings, i.e., Wind
 Turbine Generator based power plants located at
Kutch [Gujarat] and at Gadag [Karnataka] together
with respective associated equipments,
infrastructure, facilities, auxiliaries and utilities
 attached thereto including rights, liabilities,
licenses, permits, power purchase and other
agreements, consents and approvals whatsoever
respectively, as 1 or separate going concern(s) on
slump-sale basis to 'DLF Wind Power Private Limited',
 a wholly-owned subsidiary of the Company, on such
terms and conditions and in such form and manner with
 effect from 02 APR, 2009 or such other date as the
Board may decide in the best interest of the Company,
 with full power and authority to the Board of
Directors to do all such acts and things as may be
necessary to implement the same; and to complete the
transaction with such modification(s) as may be
required by any of the concerned authority[ies] or
which the Board may deem appropriate to be in the
best interest of the Company and to do all such acts,
 matters, deeds and things as may be necessary,
without further referring to the Members of the
Company, including finalizing the terms and
conditions, methods, timings and modes in respect
thereof, finalizing and executing necessary documents
 including schemes, agreements, deeds of
assignment/conveyance and such other documents,
deeds, writings and papers as may be necessary or
expedient in its own discretion and in the best
interest of the Company including the power to sub-
delegate to any Committee of Directors or any

PROPOSAL #S.2: Ratify the action of the Company, in                        ISSUER          YES          FOR               FOR
paying and continuing to pay remuneration to Dr. K.
P. Singh and Mr. Rajiv Singh, as Chairman and Vice-
Chairman, respectively of the Company in terms of
Board Resolutions 6(i) and 6(ii) dated 31 JUL 2008
read with the approval accorded by the Shareholders
at the 43rd AGM by its Resolutions dated 30 SEP 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DLF LTD
  TICKER:                N/A             CUSIP:     Y2089H105
  MEETING DATE:          9/30/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance                        ISSUER          YES          FOR               FOR
sheet as at 31 MAR 2008 and the Profit & Loss account
 for the YE on that date and the reports of Directors
 and Auditors thereon

PROPOSAL #2.: Approve to confirm interim dividend and                      ISSUER          YES          FOR               FOR
 declare final dividend

PROPOSAL #3.: Re-appoint Ms. Pia Singh as a Director,                      ISSUER          YES          FOR               FOR
 who retires by rotation

PROPOSAL #4.: Re-appoint Mr. G.S. Talwar as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. K.N. Memani as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Re-appoint Mr. Ravinder Narain as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #7.: Re-appoint M/s. Walker, Chandiok & Co.,                      ISSUER          YES          FOR               FOR
 as the Auditors of the Company to hold office from
the conclusion of this meeting until the conclusion
of next AGM and approve to fix their remuneration

PROPOSAL #S.8: Authorize the Board, pursuant to                            ISSUER          YES          FOR               FOR
Section 81(1A) and other applicable provisions, if
any, of the Companies Act, 1956, [including any
statutory modification(s) or re-enactment thereof,
for the time being in force] and enabling provisions
of the Memorandum and Articles of Association of the
Company and the Listing Agreement with the Stock
Exchanges and subject to the provisions of the
applicable rules, regulations, guidelines or laws
and/or any approval, consent, permission or sanction
of the Central Government, SEBI, Reserve Bank of
India and all other concerned relevant authorities,
institutions or bodies [hereinafter collectively
referred to as the Appropriate Authorities] and
subject to such conditions as may be prescribed by
any one of them while granting any such approval,
consent, permission and/or sanction [hereinafter
referred to as the requisite approvals] which may be
agreed to by the Board of Directors of the Company
[hereinafter called the Board which term shall be
deemed to include any Committee which the Board may
have constituted or hereinafter constitute to
exercise its powers including the powers conferred by
 this resolution], to offer, create, issue and allot,
 in national and/or international offerings, any
securities including Global Depository Receipts
[GDRs] and/or American Depository Receipts [ADRs] and
 Euro Bonds, convertible into equity shares,
preference shares whether
cumulative/redeemable/convertible, either at the
option of the Company and/ or at the option of the
holders of the security and/or securities linked to
equity shares/preference shares and/or any instrument
 or securities representing convertible securities
such as convertible debentures, bonds or warrants
convertible into depository receipts, underlying
equity shares/equity shares preference shares,
[hereinafter referred to as the Securities] to be
subscribed by domestic/foreign investors/institutions
 and/or corporate bodies/entities including mutual
funds, qualified institutional buyers, banks,
insurance companies and/or individuals or otherwise,
whether or not such persons/entities/investors are
members of the Company, in one or more currency(ies),
 such issue and allotment be made at such time or
times in one or more tranch or tranches, at par or at
 such price or prices, on such terms and conditions
and on such manner as the Board may in its absolute
discretion think fit, in consultation with the Lead
Manager(s), Underwriters, Advisors or other
intermediaries, provided however that the issue of
securities as above shall not result in increase of
the issued and subscribed equity share capital of the
 Company by more than 10% of the then issued and
outstanding equity shares, with authority to retain
over subscription up to such percentage as may be
permitted by the Appropriate Authorities; and
pursuant to the provisions of Section 81(1A) and
other applicable provisions, if any, of the Companies
 Act, 1956, Foreign Exchange Management Act, 1999
(FEMA), Foreign Exchange Management [Transfer or

PROPOSAL #S.9: Appoint, in accordance with the                             ISSUER          YES          FOR               FOR
provisions of Section 314(1) and all other applicable
 provisions of the Companies Act, 1956 [including any
 statutory modification or re-enactment thereof, for
the time being in force], Mrs. Kavita Singh as an
Advisor to DLF Commercial Developers Ltd [DCDL], a
wholly owned subsidiary of the Company, for a further
 period of 3 years with effect from 01 NOV 2008 on
the remuneration and terms and conditions as
specified and authorize the Board to take all such
steps as may be necessary, proper or expedient to
give effect to this Resolution

PROPOSAL #S.10: Appoint, in accordance with the                            ISSUER          YES          FOR               FOR
provisions of Section 314(1) and all other applicable
 provisions of the Companies Act, 1956 [including any
 statutory modification or re-enactment thereof, for
the time being in force], consent of the Company, Ms.
 Savitri Devi Singh as the General Manager, DLF
Commercial Developers Ltd [DCDL], a wholly owned
subsidiary of the Company, with effect from 01 MAY
2008 on a remuneration and terms and conditions as
specified; and authorize the Board to take all such
steps as may be necessary, proper or expedient to
give effect to this Resolution

PROPOSAL #S.11: Approve, in accordance with the                            ISSUER          YES          FOR               FOR
provision of Sections 198, 269, 309 and other
applicable provisions, if any, of the Companies Act,
1956 [the Act], as amended or re-enacted from time to
 time, read with Schedule XIII to the Act, the re-
appointment and terms of remuneration of Dr. K.P.
Singh, as a Whole-time Director of the Company
designated as Chairman, for a period of 5 [five]
years with effect from 01 OCT 2008, upon the terms
and conditions as specified including the
remuneration to be paid in the event of loss or
inadequacy of profits in any FY, with liberty to the
Board of Directors [hereinafter referred to as the
Board which term shall be deemed to include any
Committee of the Board constituted to exercise its
powers, including the powers conferred by this
Resolution] to alter and vary the terms and
conditions and/ or remuneration of the said
appointment in such manner as may be agreed to
between the Board and Dr. K.P. Singh, subject to the
same not exceeding the limits specified under Section
 198, 309 & Schedule XIII of the Companies Act, 1956;
 and authorize the Board to take all such steps as
may be necessary, proper or expedient to give effect

PROPOSAL #12.: Approve, in accordance with the                             ISSUER          YES          FOR               FOR
provisions of Sections 198, 269, 309 and other
applicable provisions, if any, of the Companies Act,
1956 [the Act], as amended or re-enacted from time to
 time, read with Schedule XIII to the Act, the re-
appointment and terms of remuneration of Mr. Rajiv
Singh, as Whole-time Director of the Company
designated as Vice-Chairman, for a period of 5 [five]
 years with effect from 09 APR 2009, upon the terms
and conditions as specified including the
remuneration to be paid in the event of loss or
inadequacy of profits in any FY, with liberty to the
Board of Directors [hereinafter referred to as the
Board which term shall be deemed to include any
Committee of the Board constituted to exercise its
powers, including the powers conferred by this
Resolution) to alter and vary the terms and
conditions and/ or remuneration of the said
appointment in such manner as may be agreed to
between the Board and Mr. Rajiv Singh, subject to the
 same not exceeding the limits specified under
Section 198, 309 & Schedule XIII of the Companies
Act, 1956; and authorize the Board to take all such
steps as may be necessary, proper or expedient to

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DONG KUK STEEL MILL CO LTD
  TICKER:                N/A             CUSIP:     Y20954106
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendments to the                        ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Auditor Committee Member                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DONGBU INSURANCE CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y2096K109
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the Directors [including Outside                       ISSUER          YES          FOR               FOR
Director]

PROPOSAL #4.: Elect the Auditor Committee Member                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DONGFANG ELECTRIC CORPORATION LTD
  TICKER:                N/A             CUSIP:     Y20958107
  MEETING DATE:          10/9/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Zhu Yuanchao as the Director                       ISSUER          YES          FOR               FOR
of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DONGFANG ELECTRIC CORPORATION LTD
  TICKER:                N/A             CUSIP:     Y20958107
  MEETING DATE:          2/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to postpone the election of                          ISSUER          YES          FOR               FOR
Members of the new session of the Board of Directors
[the Board] and the Supervisory Committee [the
Supervisory Committee] as specified

PROPOSAL #2.: Approve the post-disaster                                    ISSUER          YES          FOR               FOR
reconstruction of DST's Hanwang production base in
another place as specified

PROPOSAL #S.3: Amend, pursuant to the relevant                             ISSUER          YES          FOR               FOR
regulations including the Decision Concerning
Revisions to Certain Regulations on Cash Dividends of
 Listed Companies recently issued by CSRC and
regulatory documents including the Listing Rules of
the Shanghai Stock Exchange [revision 2008, hereafter
 referred as [New Listing Rules]: the Clause 3 and 2,
 Articles 71(2), 71(6), 103, 104, 128, 143, 191, 197,
 and Clause 2(1) of Article 226 of the Articles of
Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DONGFANG ELECTRIC CORPORATION LTD
  TICKER:                N/A             CUSIP:     Y20958107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 report of the Board of                      ISSUER          YES          FOR               FOR
 Directors

PROPOSAL #2.: Approve the 2008 report of the                               ISSUER          YES          FOR               FOR
Supervisory Committee

PROPOSAL #3.: Approve the proposal for the                                 ISSUER          YES          FOR               FOR
distribution of profits after tax for the year 2008

PROPOSAL #4.: Approve the 2008 annual report of the                        ISSUER          YES          FOR               FOR
Company

PROPOSAL #5.1: Elect Mr. Si Zefu as an Non-                                ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #5.2: Elect Mr. Zhang Xiaolun as an Non-                          ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #5.3: Elect Mr. Wen Shugang as an Non-                            ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #5.4: Elect Mr. Huang Wei as an Non-                              ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #5.5: Elect Mr. Zhu Yuanchao as an Non-                           ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #5.6: Elect Mr. Zhang Jilie as an Non-                            ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #5.7: Elect Mr. Chen Xiaoyue as an                                ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #5.8: Elect Mr. Li Yanmeng as an Independent                      ISSUER          YES          FOR               FOR
 Non-Executive Director

PROPOSAL #5.9: Elect Mr. Zhao Chunjun as an                                ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #6.1: Elect Mr. Wen Bingyou as a Supervisor                       ISSUER          YES          FOR               FOR

PROPOSAL #6.2: Elect Mr. Wen Limin as a Supervisor                         ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve to determine the Directors'                          ISSUER          YES          FOR               FOR
remuneration of the Members of the 6th Board

PROPOSAL #8.: Approve to determine Supervisors'                            ISSUER          YES          FOR               FOR
remuneration of the Members of the 6th Supervisory
Committee

PROPOSAL #9.: Approve that the Company may send or                         ISSUER          YES          FOR               FOR
supply Corporate Communications to its Shareholders
of H Shares [in relation to whom the conditions set
out below are met] by making such Corporate
Communications available on the Company's own website
 [www.dec-ltd.cn] and the website [www.hkex.com.hk]
of The Stock Exchange of Hong Kong Limited or in
printed forms [in English only, in Chinese only or in
 both English and Chinese], and to authorize any
Director of the Company for and on behalf of the
Company to sign all such documents and/or do all such
 things and acts as the director may consider
necessary or expedient and in the interest of the
Company for the purpose of effecting or otherwise in
connection with the Company's proposal of
communication with its shareholders of H Shares
through the Company's website and the website of The
Stock Exchange of Hong Kong Limited or in printed
forms; the supply of Corporate communications by
making such Corporate communications available on the
 Company's own website and the website of The Stock
Exchange of Hong Kong Limited is subject to the
fulfillment of the following conditions: (i) each
holder of H Shares has been asked individually by the
 Company to agree that the Company may send or supply
 corporate communications generally, or the corporate
 communication in question, to him by means of the
Company's own website; and (ii) the Company has not
received a response indicating objection from the
holder of H Shares within a period of 28 days

PROPOSAL #S.1: Amend the Articles of Association [as                       ISSUER          YES          FOR               FOR
specified], and authorize the Board [1] to handle
relevant filing, change and registration procedures
[if necessary] arising from amendments to the
Articles of Association of the Company; [2] to handle
 the relevant procedures regarding amendment of the
Articles of Association with the relevant PRC
government authorities; [3] and other relevant matters

PROPOSAL #S.2: Authorize the Board of the Company,                         ISSUER          YES        AGAINST           AGAINST
subject to separately or concurrently issue, allot
and deal with additional shares of A shares and/or H
shares during the relevant period [as specified] and
to make or grant offers, agreements and/or options
for such matters, other than the shares issued
pursuant to rights issue, any acquisition proposal in
 relation to any option shares of the Company, any
shares issue proposal in lieu of dividend or similar
arrangements or the shares issued as approved by the
general meeting, the aggregate number of A Shares
and/or H Shares to be issued or allotted as approved
by the Board or issued or allotted as agreed
conditionally or unconditionally by the Board,
[whether to be based on options or other methods],
respectively shall not exceed 20% of the A Shares
and/or H Shares issued by the Company as at the date
of the passing of this special resolution; the Board
will only exercise its power under the general
mandate in compliance with the Company law of the
People's Republic of China and the Rules Governing
the Listing of Securities on the Stock Exchange of
Hong Kong Limited and only if approvals [if
necessary] from the China Securities Regulatory
Commission and/or other relevant PRC government
authorities are obtained, when the Board carries out
the A Shares issue proposal as per the general
mandate, the A shares issue proposal to be submitted
by the Board will still be subject to the approval of
 the general meeting if the PRC Domestic Laws and
regulations stipulated so; furthermore, if the Board
exercises the general mandate and issue A Share while
 the relevant regulatory authorities in the PRC has
reviewed the same but approval has not yet been
granted, the general mandate granted to the Board in
connection with H Share issue shall remain in force;
(4) for the purposes of this special resolution, A
shares means RMB Domestic Ordinary Shares with a par
value of RMB 1, which are listed on the Shanghai
Stock Exchange and shall be subscribed/paid with
Renminbi; H shares means overseas listed foreign
shares with a par value of RMB 1, which are listed on
 the Stock Exchange of Hong Kong Stock Limited and
shall be subscribed/ paid with Hong Kong dollars;
[Authority expires earlier at the conclusion of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DONGFANG ELECTRIC CORPORATION LTD
  TICKER:                N/A             CUSIP:     Y20958107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve that the Company has fulfilled                       ISSUER          YES          FOR               FOR
the Issue Criteria

PROPOSAL #s.2.1: Approve the Class of shares to be                         ISSUER          YES          FOR               FOR
issued and nominal value: A Shares, with nominal
value of RMB 1.00 per A Share

PROPOSAL #s.2.2: Approve the Manner of issue: Non-                         ISSUER          YES          FOR               FOR
public issue, the Company will issue new A Shares to
not more than 10 investors at such time as it
considers appropriate within six months following the
 approval of the Proposed Placing by CSRC

PROPOSAL #s.2.3: Approve the Targets to whom the                           ISSUER          YES          FOR               FOR
shares are to be issued: Not more than 10 investors,
including DEC and Securities Investment Fund
Management Companies, Securities Companies, Trust
Investment Companies, Finance Companies, Insurance
Institutional Investors and other qualified
investors, the actual places will be determined by
the Company after the necessary approvals of the
Proposed Placing have been obtained and based on the
prices offered by the Target Investors

PROPOSAL #s.2.4: Approve the Lock-up periods: For                          ISSUER          YES          FOR               FOR
DEC: no disposal of any new A Shares to be issued
pursuant to the Proposed Placing within a period of
36 months from the date of issue of such A Shares;
For other investors: no disposal of any new A Shares
to be issued pursuant to the Proposed Placing within
a period of 12 months from the date of issue of such
A Shares

PROPOSAL #s.2.5: Approve the manner of subscription:                       ISSUER          YES          FOR               FOR
all subscribers will subscribe in cash for the new A
Shares to be issued pursuant to the Proposed Placing

PROPOSAL #s.2.6: Approve the number of new A Shares                        ISSUER          YES          FOR               FOR
to be issued: up to 145,000,000 new A Shares, among
which DEC will subscribe for not less than the higher
 of: a) 30,000,000 new A Shares and b) 50% of the
total number of new A Shares to be issued pursuant to
 the Proposed Placing; the actual number of new A
Shares to be issued will be determined by the Board
[or its authorized person(s)] in accordance with the
authorization granted by the Shareholders, having
regard to market conditions and in consultation with
the sponsor [lead underwriter] of the Proposed
Placing, the number of new A shares to be issued
under the Proposed Placing will be adjusted in cases
of ex-rights or ex-dividend during the period from
the Price Determination Date to the date of issue of
such new A Shares

PROPOSAL #s.2.7: Approve the Price Determination Date                      ISSUER          YES          FOR               FOR
 and issue price: the Price Determination Date of the
 Proposed Placing is the date of the announcement of
the Board's resolutions passed at the 34th meeting of
 the 5th session of the Board; the issue price will
be not less than 90% of the average trading price of
the A Shares as quoted on the Shanghai Stock Exchange
 for the Price Determination Period [which is
calculated by dividing the total turnover of the A
Shares during the Price Determination Period by the
total trading volume of the A Shares during the same
period]; the actual issue price will be determined by
 the Board after the necessary approvals of the
Proposed Placing have been obtained and in accordance
 with the authorization granted by the Shareholders
and the relevant laws, administrative regulations and
 provisions in other regulatory documents, having
regard to market conditions and the price offered by
the target investors and in consultation with the
sponsor [lead underwriter] of the Proposed Placing,
the issue price will be adjusted in cases of ex-
rights or ex-dividend during the period from the
Price Determination Date to the date of issue of the

PROPOSAL #s.2.8: Approve the Place of listing: after                       ISSUER          YES          FOR               FOR
expiry of the lock-up periods, the new A Shares to be
 issued pursuant to the Proposed Placing will be
listed and traded on the Shanghai Stock Exchange

PROPOSAL #s.2.9: Approve the Use of proceeds: the                          ISSUER          YES          FOR               FOR
proceeds raised from the Proposed Placing will be
applied to the following projects: 1) Relocation and
redevelopment project of the Hanwang production base;
 2) experiment centre project in respect of clean and
 high-efficiency boiler combustion technology; 3)
Technology improvement project of million kilowatt
nuclear power conventional Island; and Replenishing
working capital as specified; among the above
projects, the technology improvement project of
million kilowatt nuclear power conventional island is
 one of the projects to which part of the proceeds
from the Company's previous issue of new A Shares to
non-targeted public subscribers in 2008 was intended
to be applied; the Board has resolved to apply about
RMB 386 million of the net proceeds from the previous
 issue mentioned above to the project; in the event
that the actual amount of net proceeds raised under
the Proposed Placing is less than the total amount of
 net proceeds proposed to be applied to the Projects,
 the Company will seek alternative financing to fund
the shortfall; in the event that the actual amount of
 net proceeds raised under the Proposed Placing
exceeds the total amount of net proceeds proposed to
be applied to the Projects, the Board will be
authorized to exercise its discretion to allocate the
 surplus among the Projects based on the progress and
 capital requirements of the Projects; if the net
proceeds from the Proposed Placing cannot be made
available in accordance with the progress of the
Projects, the Company may fund the Projects by other
available resources first and apply the net proceeds
from the Proposed Placing to the Projects as and when
 they are available, the capital requirement of the
Projects amounts to RMB 6,350 million; the amount of
net proceeds from the Proposed Placing is expected to
 be not more than RMB 5,000,000,000

PROPOSAL #s2.10: Approve the arrangement relating to                       ISSUER          YES          FOR               FOR
the distributable profits of the Company accumulated
but not declared: shareholders before and after
completion of the Proposed Placing will have the same
 rights to the distributable profits of the Company
accumulated but not declared as at the date of
completion of the Proposed Placing

PROPOSAL #s2.11: Approve the valid period of the                           ISSUER          YES          FOR               FOR
authorization in respect of the Proposed Placing: the
 authorization will be valid for 12 months following
the date of approval of the Proposed Placing by the
Shareholders

PROPOSAL #s.3: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Resolutions Number 1 and 2 and the passing of the
resolutions proposed at the Class Meetings, the DEC
Subscription Agreement and the Proposed DEC
Subscription contemplated thereunder and authorize
Mr. Si Zefu, a Director, or other Director authorized
 by him, to make necessary amendments to the DEC
Subscription Agreement by way of supplemental
agreement(s) before the coming into effect and
performance of such agreement in accordance with the
requirements of the relevant regulatory authorities

PROPOSAL #s.4: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Resolution Numbers 1, 2, 3 and the passing of the
resolutions proposed at the Class Meetings, the Issue
 Proposal

PROPOSAL #s.5: Authorize the Board, subject to the                         ISSUER          YES          FOR               FOR
passing of Resolutions Number 1, 2, 3 and the passing
 of the resolutions proposed at the Class Meetings,
to deal with, in its absolute discretion, all matters
 relating to the Proposed Placing, including: 1) to
formulate and implement the specific proposal for the
 Proposed Placing, to determine the number of shares
to be issued, the issue price, the targets to whom
the shares are to be issued, the time for the issue,
the commencement and the end of the issue period and
all other matters relating to the Proposed Placing;
2) to revise the proposal for the Proposed Placing
for the purposes of complying with relevant laws and
regulations or the requirements of the relevant
securities regulatory authorities [except those
matters which are required to be approved again by
the Shareholders in general meeting pursuant to
relevant laws and regulations or the Articles of
Association], and to adjust and reduce the Projects
before the issue of shares pursuant to the Proposed
Placing, based on factors such as the approval of the
 Projects by the relevant authority, the change in
relevant market conditions and the change in the
conditions for implementing the Projects; 3)
authorize the Board, the Chairman of the Board and
any person authorized by the chairman of the Board to
 sign any document relating to the Proposed Placing
and complete the procedures for all necessary or
appropriate application, submission, registration and
 filing in relation to the Proposed Placing; 4)
authorize the Board, the Chairman of the Board and
any person authorized by the chairman of the Board to
 execute, amend, supplement, deliver, submit and
implement all agreements and application documents in
 relation to the Proposed Placing and to complete the
 relevant application and submission procedures; 5)
authorize the Board and the chairman of the Board to
handle the matters relating to the submission for
issue of shares pursuant to the Proposed Placing; 6)
authorize the Board to handle the matters relating to
 the amendment of the Articles of Association and the
 relevant amendment registration after completion of
the Proposed Placing, and all other matters in
relation to the Proposed Placing; 7) authorize the
Board to adjust and reduce the proposed amount of
proceeds from the Proposed Placing to be applied to
any one or more Projects in the event that the actual
 amount of net proceeds raised from the Proposed
Placing is less than the total amount of proceeds
proposed to be applied to the Projects, and to apply
the surplus proceeds for replenishing the Company's
working capital in the event that the actual amount
of capital applied to the Projects is less than the
actual amount of net proceeds raised from the
Proposed Placing; 8) authorize the Board, the
chairman of the Board and any person authorized by
the chairman of the Board to handle the matters
relating to the listing on the Shanghai Stock
Exchange of the new A Shares to be issued pursuant to

PROPOSAL #6.: Approve, subject to the passing of                           ISSUER          YES          FOR               FOR
Resolutions Number 1, 2, 3 and the passing of the
resolutions proposed at the Class Meetings, the
Feasibility Analysis Report

PROPOSAL #7.: Approve, subject to the passing of                           ISSUER          YES          FOR               FOR
Resolutions Number 1, 2 and 3 and the passing of the
resolutions proposed at the Class Meetings, the CSRC
Waiver

PROPOSAL #8.: Approve the report on the Use of                             ISSUER          YES          FOR               FOR
Previous Proceeds

PROPOSAL #9.1: Approve the 2009 Purchase and                               ISSUER          YES          FOR               FOR
Production Services Framework Agreement, the related
Continuing Connected Transactions and the related
Proposed Annual Caps

PROPOSAL #9.2: Approve the 2009 Sales and Production                       ISSUER          YES          FOR               FOR
Services Framework Agreement, the related Continuing
Connected Transactions and the related Proposed
Annual Caps

PROPOSAL #9.3: Approve the 2009 Combined Ancillary                         ISSUER          YES          FOR               FOR
Services Framework Agreement, the related Continuing
Connected Transactions and the related Proposed
Annual Caps

PROPOSAL #9.4: Approve the 2009 Financial Services                         ISSUER          YES        AGAINST           AGAINST
Framework Agreement, the related Continuing Connected
 Transactions and the related Proposed Annual Caps

PROPOSAL #9.5: Approve the 2009 Properties and                             ISSUER          YES          FOR               FOR
Equipment Framework Lessee Agreement, the related
Continuing Connected Transactions and the related
Proposed Annual Caps

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DONGFANG ELECTRIC CORPORATION LTD
  TICKER:                N/A             CUSIP:     Y20958107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1.1: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: Class of shares to be
issued and nominal value: A Shares, with nominal
value of RMB 1.00 per A Share

PROPOSAL #S.1.2: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: Manner of issue: Non-
public issue, the Company will issue new A Shares to
not more than 10 investors at such time as it
considers appropriate within 6 months following the
Proposed Placing by CSRC

PROPOSAL #S.1.3: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: targets to whom the shares
 are to be issued: not more than 10 investors,
including DEC and securities investment fund
management Companies, Securities Companies, Trust
Investment Companies, Finance Companies, insurance
institutional investors and other qualified
investors, the actual placees will be determined by
the Company after the necessary approvals of the
Proposed Placing have been obtained and based on the
prices offered by the target investors

PROPOSAL #S.1.4: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: lock-up periods: for DEC:
no disposal of any new A Shares to be issued pursuant
 to the Proposed Placing within a period of 36 months
 from the date of issue of such A Shares, for other
investors: no disposal of any new A Shares to be
issued pursuant to the Proposed Placing within a
period of 12 months from the date of issue of such A
Shares

PROPOSAL #S.1.5: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: manner of subscription:
all subscribers will subscribe in cash for the new A
Shares to be issued pursuant to the Proposed Placing

PROPOSAL #S.1.6: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: number of new A Shares to
be issued: up to 145,000,000 new A Shares, among
which DEC will subscribe for not less than the higher
 of [a] 30,000,000 new A Shares and [b] 50% of the
total number of new A Shares to be issued pursuant to
 the Proposed Placing; the actual number of new A
Shares to be issued will be determined by the Board
[or its authorized person[s]] in accordance with the
authorization granted by the Shareholders, having
regard to market conditions and in consultation with
the sponsor [lead underwriter] of the Proposed
Placing; the number of new A shares to be issued
under the Proposed Placing will be adjusted in cases
of ex-rights or ex-dividend during the period from
the Price Determination Date to the date of issue of
such new A Shares

PROPOSAL #S.1.7: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: the Price Determination
Date and issue price: the Price Determination Date of
 the Proposed Placing is the date of the announcement
 of the Board's resolutions passed at the 34th
meeting of the 5th session of the Board; the issue
price will be not less than 90% of the average
trading price of the A Shares as quoted on the
Shanghai Stock Exchange for the Price Determination
Period [which is calculated by dividing the total
turnover of the A Shares during the Price
Determination Period by the total trading volume of
the A Shares during the same period]; the actual
issue price will be determined by the Board after the
 necessary approvals of the Proposed Placing have
been obtained and in accordance with the
authorization granted by the Shareholders and the
relevant laws, administrative regulations and
provisions in other regulatory documents, having
regard to market conditions and the price offered by
the target investors and in consultation with the
sponsor [lead underwriter] of the Proposed Placing,
the issue price will be adjusted in cases of ex-
rights or ex-dividend during the period from the
Price Determination Date to the date of issue of the

PROPOSAL #S.1.8: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: place of listing: after
expiry of the lock-up periods, the new A Shares to be
 issued pursuant to the Proposed Placing will be
listed and traded on the Shanghai Stock Exchange

PROPOSAL #S.1.9: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: use of proceeds: the
proceeds raised from the Proposed Placing will be
applied to the specified projects

PROPOSAL #S1.10: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: arrangement relating to
the distributable profits of the Company accumulated
but not declared: Shareholders before and after
completion of the Proposed Placing will have the same
 rights to the distributable profits of the Company
accumulated but not declared as at the date of
completion of the Proposed Placing

PROPOSAL #S1.11: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: valid period of the
authorization in respect of the Proposed Placing:
authority expires after 12 months following the date
of approval of the Proposed Placing by the

PROPOSAL #S.2: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Resolution 1, the passing of Resolution 1, Resolution
 2 and Resolution 3 proposed at the EGM and the
passing of the resolutions proposed at the Class
Meeting of A Shareholders, the DEC Subscription
Agreement and the Proposed DEC Subscription
contemplated thereunder, and authorize Mr. Si Zefu, a
 Director, or other Director authorized by him, to
make necessary amendments to the DEC Subscription
Agreement by way of supplemental agreement[s] before
the coming into effect and performance of such
agreement in accordance with the requirements of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DONGFENG MTR GROUP CO LTD
  TICKER:                N/A             CUSIP:     Y21042109
  MEETING DATE:          4/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, the entering into                        ISSUER          YES          FOR               FOR
the terms of an auto parts and logistic services
purchase agreement entered into between the Company
and Dongfeng Motor Corporation dated 25 FEB 2009 [the
 Agreement] relating to the continuing connected
transactions contemplated under the Agreement for the
 YE 31DEC 2010 [the 2010 Continuing Connected
Transactions] and the proposed chapter for the 2010
Continuing Connected Transactions by the Company, as
specified, and authorize any of the Directors of the
Company [the Directors], to do such acts and execute
such other documents with or without amendments and
affix the common seal of the Company thereto [if
required] as they may consider necessary, desirable
or expedient to carry out or give effect to or
otherwise in connection with or in relation to the
2010 Continuing Connected Transactions contemplated
under the Agreement

PROPOSAL #S.2: Authorize the Board of Directors [the                       ISSUER          YES        AGAINST           AGAINST
Board] to apply to the relevant regulatory
authorities [units or organizations] in the People's
Republic of China with reference to the financial and
 operating conditions of the Company, to issue three-
year term direct debt financing instrument not
exceeding RMB 10 billion [the Bonds], and authorize
the Board to determine the issue of the Bonds within
twenty-four months from the date of the necessary
regulatory approvals on terms as it thinks fit, and
to authorize any Director to sign any documents and
agreements and otherwise to do any acts relating to
the application for and issue of the Bonds

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DONGFENG MTR GROUP CO LTD
  TICKER:                N/A             CUSIP:     Y21042109
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors [the Board] of the Company for the YE 31
DEC 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the YE 31 DEC 2008

PROPOSAL #3.: Approve the report of the International                      ISSUER          YES          FOR               FOR
 Auditors and audited financial statements of the
Company for the YE 31 DEC 2008

PROPOSAL #4.: Approve the Profit Distribution                              ISSUER          YES          FOR               FOR
Proposal of the Company for the YE 31 DEC 2008, and
authorize the Board to deal with all the issues
relating to the distribution of the final dividend

PROPOSAL #5.: Authorize the Board to deal with all                         ISSUER          YES          FOR               FOR
issues in relation to the Company's distribution of
interim dividend for the year 2009 at its absolute
discretion [including, but not limited to,
determining whether to distribute interim dividend
for the year 2009]

PROPOSAL #6.: Re-appoint Ernst & Young as the                              ISSUER          YES          FOR               FOR
Overseas Auditors of the Company, and Ernst & Young
Hua Ming as the Domestic Auditors of the Company for
the year 2009 to hold office until the conclusion of
next AGM, and authorize the Board to fix their

PROPOSAL #7.: Authorize the Board to determine the                         ISSUER          YES          FOR               FOR
remuneration of the Directors and the Supervisors of
the Company for the year 2009

PROPOSAL #8.: Authorize Mr. Qiao Yang, the General                         ISSUER          YES        AGAINST           AGAINST
Manager of the Finance and Accounting Department of
the Company, during his term of employment, at his
discretion, to deal with the provision of guarantee
for the bank loans with a cap not exceeding RMB 30
million each

PROPOSAL #S.9: Authorize the Board, in accordance                          ISSUER          YES        AGAINST           AGAINST
with the relevant requirements of the Rules Governing
 the Listing of Securities on the Stock Exchange of
Hong Kong Limited, the Articles of Association of the
 Company and the applicable Laws and regulations of
the PRC, to allot issue and deal with, either
separately or concurrently, additional domestic share
 and H shares and to make or grant offers,
agreements, options and powers of exchange or
conversion which might require the exercise of such
powers, and make or grant offers, agreements and
options during and after the relevant period, not
exceeding the aggregate of 20% of the aggregate
nominal amount of the Domestic shares and H shares in
 issue at the date of passing this resolution
otherwise than pursuant to: i) rights issue or ii)
any scrip dividend or similar arrangement providing
for allotment of shares in lieu of the whole or part
of a dividend on shares of the Company in accordance
with in the Articles of Association of the Company
[Authority expires at the conclusion of the next AGM
of the Company or the expiration of the period of 12
months from the date of passing of this special
resolution] and to make corresponding amendments to
the Articles of Association of the Company as it
thinks as it thinks fit so as to reflect the new
capital structure upon the allotment or issue of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DOOSAN CORPORATION
  TICKER:                N/A             CUSIP:     Y2100N107
  MEETING DATE:          9/19/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the spin-off                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DOOSAN CORPORATION
  TICKER:                N/A             CUSIP:     Y2100N107
  MEETING DATE:          2/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the sales of liquors business                        ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DOOSAN CORPORATION
  TICKER:                N/A             CUSIP:     Y2100N107
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation and new establishment of
basis of Clause for quarterly dividend

PROPOSAL #3.1: Elect the Directors                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.2: Elect the Outside Directors                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Audit Committee Member as the                      ISSUER          YES          FOR               FOR
 Outside Directors

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

PROPOSAL #6.: Approve the Stock Option for staff                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DOOSAN HEAVY INDUSTRIES AND CONSTRUCTION CO LTD, C
  TICKER:                N/A             CUSIP:     Y2102C109
  MEETING DATE:          7/11/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Jeong Jitaek as a Director                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DOOSAN HEAVY INDUSTRIES AND CONSTRUCTION CO LTD, C
  TICKER:                N/A             CUSIP:     Y2102C109
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Auditor Committee Member                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

PROPOSAL #6.: Approve the stock option for staff                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DOOSAN INFRACORE CO LTD, INCHON
  TICKER:                N/A             CUSIP:     Y2102E105
  MEETING DATE:          12/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the spin-off                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DOOSAN INFRACORE CO LTD, INCHON
  TICKER:                N/A             CUSIP:     Y2102E105
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR
dividend amount per share: KRW 150

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Auditor Committee Member                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the limit of remuneration of                         ISSUER          YES          FOR               FOR
the Directors

PROPOSAL #6.: Approve the Stock Option for Staff                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DR REDDYS LABS LTD
  TICKER:                N/A             CUSIP:     Y21089159
  MEETING DATE:          7/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the profit & loss                          ISSUER          YES          FOR               FOR
account for the YE 31 MAR 2008, balance sheet as on
that date along with the reports of the Directors'
and the Auditors' thereon

PROPOSAL #2.: Declare a dividend on the equity shares                      ISSUER          YES          FOR               FOR
 for the FY 2007-08

PROPOSAL #3.: Re-appoint Mr. Anupam Puri as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Dr. Krishna G. Palepu as a                        ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Approve not to fill vacancy, for the                         ISSUER          YES          FOR               FOR
time being, caused by the retirement of Mr. P.N.
Devarajan, who retires by rotation and does not seek
re-appointment

PROPOSAL #6.: Re-appoint BSR&Company as the Statutory                      ISSUER          YES          FOR               FOR
 Auditors and approve to fix their remuneration

PROPOSAL #S.7: Authorize the Board of Directors,                           ISSUER          YES        AGAINST           AGAINST
pursuant to Regulation 6 and 7 of SEBI (Employee
Stock Option Scheme and Employee Stock Purchase
Scheme) Guidelines, 1999 and Clause 20 of the Dr.
Reddy's Employees Stock Option Scheme 2002 & Dr.
Reddy's Employees ADR Stock Option Scheme, 2007 and
other relevant applicable provisions if any, and not
withstanding anything to the contrary stated in this
regard in the Existing Schemes of the Company, which
term shall be deemed to include the Compensation
Committee, fro time being authorized by the Board of
Directors to exercise the powers conferred on the
Board of Directors by this resolution and or such
other persons who may be authorized in this regard to
 modify certain terms of the Existing Schemes
approved earlier by the shareholders of the Company
to exercise the right to recover from the relevant
eligible employees, the fringe benefit tax in the
respect of options which are granted to or vested or
exercised by, the eligible Employee under the
provisions of Section 115 WKA of the Income Tax Act,
1961; amend the Existing Clause 9(a) of Dr. Reddy's
Employees Stock Option Scheme, 2002 suitably for the
purpose of giving effect to the resolution, including
 the Compensation Committee to do all such acts,
deeds and things, matters as may be necessary or

PROPOSAL #S.8: Authorize the Board of Directors,                           ISSUER          YES          FOR               FOR
pursuant to the provisions of Section 81(1A) and all
other applicable provisions, if any, of the Companies
 Act, 1956 including any statutory modification(s) or
 re-enactment thereof, for the time being in force
and in accordance with the relevant provisions of the
 Memorandum and Articles of Association of the
Company, the rules/regulations/guidelines, if any,
prescribed by the Securities Exchange Board of India
and or any other regulatory authority, the listing
agreement entered into by the Company with the Stock
Exchanges where the equity shares of the Company are
listed and approve subject to approval[s],
consent(s), permission(s) and/ or sanction(s), if
any, of appropriate authorities as may be required
and subject to such conditions as may be prescribed
by any 1 of them while granting any such approval(s),
 consent(s), permission(s), and/or sanction(s), which
 term shall be deemed to include any Committee which
the Board may have constituted or hereinafter
constitute to exercise its powers including the
powers conferred by this resolution to create, offer,
 issue, and allot warrants, entitling the warrant
holder(s) from time to time to apply for equity
shares of the Company in one or more trances, to
promoters / promoter Group including the entities in
the promoter Group any select Group related to
promoter(s) of the Company whether or not Members of
the Company (subject to the allotted complying to the
 applicable SEBI Guidelines on the date of
allotment), on preferential placement basis through
offer letter and! or circular and / or such other
documents / writings, in such manner and on such
terms and conditions as may be determined by the
Board in this regard in its absolute discretion,
provided that the aggregate number of resultant
equity shares of the Company to be issued against
such share warrants shall not exceed 84,06,782 being
5% of the equity as on 25 JAN 2008, as fully paid
equity shares of the face value of INR 5 each at a
price equal to: a) average of the weekly high and low
 of the closing prices of the Company's shares quoted
 on the stock exchange, as specified during the 6
months preceding the relevant date; or b) the average
 of the weekly high and low of the closing prices of
the Company's shares quoted on a stock exchange, as
specified during the 2 weeks preceding the relevant
date, which ever is higher the relevant date for this
 purpose being 22 JUN 2008; approve the resultant
equity shares to be issued and allotted upon exercise
 of rights attached to the share warrants in
accordance with the terms of the offer(s) shall rank
paripassu with the then existing equity shares of the
 Company in all respects and be listed on domestic
stock exchanges where the equity shares of the
Company are listed; and authorize the Directors of
the Company for the purpose of giving effect to the
issue or allotment of the share warrants and equity
shares arising thereon, to take all actions and do

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DR. REDDY'S LABORATORIES LIMITED
  TICKER:                RDY             CUSIP:     256135203
  MEETING DATE:          7/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O1: TO RECEIVE, CONSIDER AND ADOPT THE                           ISSUER          YES          FOR               FOR
PROFIT & LOSS ACCOUNT FOR THE YEAR ENDED 31 MARCH
2008; BALANCE SHEET AS ON THAT DATE ALONG WITH THE
REPORTS OF THE DIRECTORS' AND AUDITORS' THEREON.

PROPOSAL #O2: TO DECLARE DIVIDEND ON THE EQUITY                            ISSUER          YES          FOR               FOR
SHARES FOR THE FINANCIAL YEAR 2007-08.

PROPOSAL #O3: TO APPOINT A DIRECTOR IN PLACE OF MR.                        ISSUER          YES          FOR               FOR
ANUPAM PURI

PROPOSAL #O4: TO APPOINT A DIRECTOR IN PLACE OF DR.                        ISSUER          YES          FOR               FOR
KRISHNA G PALEPU

PROPOSAL #O5: TO RESOLVE NOT TO FILL VACANCY, FOR THE                      ISSUER          YES          FOR               FOR
 TIME BEING, CAUSED BY THE RETIREMENT OF MR. P N
DEVARAJAN

PROPOSAL #O6: TO APPOINT THE STATUTORY AUDITORS AND                        ISSUER          YES          FOR               FOR
FIX THEIR REMUNERATION. THE RETIRING AUDITORS BSR &
CO. ARE ELIGIBLE FOR RE-APPOINTMENT.

PROPOSAL #S7: RESOLVED THAT THE BOARD OF DIRECTORS BE                      ISSUER          YES        AGAINST           AGAINST
 AND ARE HEREBY AUTHORISED TO MODIFY CERTAIN TERMS OF
 THE EXISTING SCHEMES APPROVED EARLIER BY THE
SHAREHOLDERS TO EXERCISE RIGHTS TO RECOVER THE FRINGE
 BENEFIT FROM THE RELEVANT ELIGIBLE EMPLOYEES.

PROPOSAL #S8: RESOLVED THAT THE BOARD OF DIRECTORS OF                      ISSUER          YES          FOR               FOR
 THE COMPANY BE AND ARE HEREBY AUTHORIZED TO CREATE,
OFFER, ISSUE, AND ALLOT WARRANTS, ENTITLING THE
WARRANTS HOLDER(S) FROM TIME TO TIME TO APPLY FOR
EQUITY SHARES OF THE COMPANY IN ONE OR MORE TRANCHES,
 ALL AS MORE FULLY DESCRIBED IN THE AGM NOTICE.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DURATEX SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P3593G104
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: To take knowledge of the Directors                           ISSUER          NO           N/A               N/A
accounts, to examine, discuss and approve the
Company's consolidated financial statements for the
FY ending 31 DEC 2008

PROPOSAL #B.: Approval of the proposal to allocate                         ISSUER          NO           N/A               N/A
the net profits from the 2008 FY, ratification of the
 interim dividends paid as interest on capital and
the transfers of reserves carried out in the previous
 FY, by authorization of the Board of Directors

PROPOSAL #C.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors and approve to set their remuneration

PROPOSAL #D.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee and approve to set their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                E SUN FINL HLDG CO LTD
  TICKER:                N/A             CUSIP:     Y23469102
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of corporate bonds                               ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and proposed stock dividend:
30 for 1,000 shares held

PROPOSAL #B.4: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EDP - ENERGIAS DO BRASIL SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P3769R108
  MEETING DATE:          7/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the transaction as well as the                       ISSUER          YES          FOR               FOR
evaluation report on Rede Lajeado, Investco and
Enersul prepared by BES Investimento Do Brasil S.A.,
Banco De Investimento, under the terms of Article 256
 of Law Number 6404/1976, as amended

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EDP - ENERGIAS DO BRASIL SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P3769R108
  MEETING DATE:          10/31/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to decide the amendment of the                       ISSUER          YES          FOR               FOR
main part of Article 5 of the Corporate By-laws of
the Company, in light of the cancellation of shares
approved at the 127 the meeting of the Board of
Directors held on 03 OCT 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EDP - ENERGIAS DO BRASIL SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P3769R108
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to take the accounts of the                          ISSUER          YES          FOR               FOR
Directors, the financial statements, of the proposal
distribution of the FY's net profits and the Board of
 Director annual report relating to FYE 31 DEC 2008

PROPOSAL #2.: Approve the Capital Budget                                   ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the distribution of the profits                      ISSUER          YES          FOR               FOR
 from the FY and to distribute dividends

PROPOSAL #4.: Elect and define the number of the                           ISSUER          YES          FOR               FOR
Members of the Board of Directors and approve to set
their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EDP - ENERGIAS DO BRASIL SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P3769R108
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Article 28 of the Corporate By-                        ISSUER          YES          FOR               FOR
Laws of the Company, to improve the wording regarding
 the representation of the Company before third

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ELBIT SYSTEMS LTD, HAIFA
  TICKER:                N/A             CUSIP:     M3760D101
  MEETING DATE:          9/21/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect 7 Directors to the Company's                           ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #2.: Appoint the Company's Independent                            ISSUER          YES          FOR               FOR
Auditors for the FY 2008 and until the close of the
next AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ELETROPAULO METROPOLITANA -  ELETRICIDADE DE SAU P
  TICKER:                N/A             CUSIP:     P36476151
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: To receive the administrators accounts,                      ISSUER          NO           N/A               N/A
 the administrations report, the financial statements
 and the accounting statements regarding the FYE on
31 DEC 2008

PROPOSAL #II.: Destination of the YE results of 2008                       ISSUER          NO           N/A               N/A

PROPOSAL #III.: Elect the 5 Members of the Board of                        ISSUER          YES          FOR               FOR
Directors, 2 Principal and 3 Substitutes

PROPOSAL #IV.: Elect the Members of the Finance                            ISSUER          YES        AGAINST           AGAINST
Committee

PROPOSAL #V.: To set the global remuneration of the                        ISSUER          NO           N/A               N/A
Company Directors and the Finance Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EMBRAER - EMPRESA BRASILEIRA DE AERONAUTICA SA, SA
  TICKER:                N/A             CUSIP:     P3700H201
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's consolidated                           ISSUER          YES          FOR               FOR
financial statements for the FYE 31 DEC 2008

PROPOSAL #2.: Approve the allocation of the net                            ISSUER          YES          FOR               FOR
profits from the FYE 31 DEC  2008, and the transfer
of the prescribed dividends

PROPOSAL #3.: Elect the members of the Board of                            ISSUER          YES          FOR               FOR
Directors for the 2009/2011 period, and approve the
designation of the respective Chairperson and
Alternate Vice-Chairperson

PROPOSAL #4.: Elect the members of the Finance                             ISSUER          YES          FOR               FOR
Committee for the 2009/2010 period, and approve the
designation of the respective Chairperson, alternate
Vice Chairperson and specialized member

PROPOSAL #5.: Approve to fix the global annual amount                      ISSUER          YES          FOR               FOR
 for the remuneration of the Administrators of the
Company and of the members of the Committees of the
Board of Directors

PROPOSAL #6.: Approve to set the remuneration of the                       ISSUER          YES          FOR               FOR
members of the Finance Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EMBRAER-EMPRESA BRASILEIRA
  TICKER:                ERJ             CUSIP:     29081M102
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: EXAMINE, DISCUSS AND VOTE FOR THE                            ISSUER          YES          FOR               FOR
APPROVAL OF THE FINANCIAL STATEMENTS PRESENTED BY THE
 MANAGEMENT IN CONNECTION WITH THE FISCAL YEAR ENDED
IN DECEMBER 31, 2008

PROPOSAL #02: ALLOCATION OF NET PROFITS RECORDED IN                        ISSUER          YES          FOR               FOR
THE FISCAL YEAR ENDED DECEMBER 31, 2008

PROPOSAL #03: ELECTION OF THE MEMBERS OF THE BOARD OF                      ISSUER          YES          FOR               FOR
 DIRECTORS FOR THE PERIOD OF 2009/2011 AND THE
NOMINATION OF ITS CHAIRMAN AND VICE CHAIRMAN

PROPOSAL #04: ELECTION OF THE MEMBERS OF THE FISCAL                        ISSUER          YES          FOR               FOR
BOARD FOR THE PERIOD OF 2009/2010 AND DESIGNATION OF
ITS CHAIRMAN, VICE CHAIRMAN AND FINANCIAL EXPERT

PROPOSAL #05: SETTING OF THE ANNUAL AMOUNT FOR                             ISSUER          YES          FOR               FOR
DISTRIBUTION AMONG THE MANAGEMENT (EXECUTIVE
OFFICERS, DIRECTORS AND MEMBERS OF THE COMMITTEES OF
THE BOARD OF DIRECTORS) OF THE COMPANY

PROPOSAL #06: SET THE COMPENSATION OF THE MEMBERS OF                       ISSUER          YES          FOR               FOR
THE FISCAL BOARD

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EMPRESA NACIONAL DE ELECTRICIDAD CHILE
  TICKER:                N/A             CUSIP:     P3710M109
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report from the Board of                         ISSUER          YES          FOR               FOR
Directors, financial statement, report from the
outside Auditors and accounts inspectors for the FYE
31 DEC 2008

PROPOSAL #2.: Approve the distribution of profits and                      ISSUER          YES          FOR               FOR
 payment of dividends

PROPOSAL #3.: Approve the concerning the dividends                         ISSUER          YES          FOR               FOR
policy of the Company and information concerning the
procedures to be used in distributing the same

PROPOSAL #4.: Approve the investment and borrowing                         ISSUER          YES          FOR               FOR
policy proposed by the Board of Directors

PROPOSAL #5.: Elect the Board of Directors                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Approve the setting of the remuneration                      ISSUER          YES          FOR               FOR
 of the Board of Directors Elect the Board of

PROPOSAL #7.: Approve the setting of the remuneration                      ISSUER          YES          FOR               FOR
 of the Committee of Directors and of the Audit
Committee and setting of their budgets

PROPOSAL #8.: Receive the report from the Committee                        ISSUER          YES          FOR               FOR
of Directors

PROPOSAL #9.: Approve to designate the Outside                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #10.: Elect the full and alternative                              ISSUER          YES          FOR               FOR
accounts inspectors and determination of their

PROPOSAL #11.: Other matters                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EMPRESA NACIONAL DE ELECTRICIDAD S.A.
  TICKER:                EOC             CUSIP:     29244T101
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF ANNUAL REPORT, BALANCE                           ISSUER          YES          FOR               FOR
SHEET, FINANCIAL STATEMENTS, AND REPORT OF THE
EXTERNAL AUDITORS AND ACCOUNTS INSPECTORS.*

PROPOSAL #02: PROFIT DISTRIBUTION FOR THE PERIOD AND                       ISSUER          YES          FOR               FOR
DIVIDEND PAYMENTS.

PROPOSAL #04: APPROVAL OF THE INVESTMENTS AND                              ISSUER          YES          FOR               FOR
FINANCING POLICY PROPOSED BY THE BOARD OF DIRECTORS.

PROPOSAL #05: SETTING THE COMPENSATION OF THE BOARD                        ISSUER          YES          FOR               FOR
OF DIRECTORS.

PROPOSAL #06: SETTING THE COMPENSATION OF THE                              ISSUER          YES          FOR               FOR
DIRECTORS' COMMITTEE AND AUDIT COMMITTEE AND BUDGET
DETERMINATIONS FOR 2009.

PROPOSAL #08: APPOINTMENT OF INDEPENDENT EXTERNAL                          ISSUER          YES          FOR               FOR
AUDITORS.

PROPOSAL #09: APPOINTMENT OF TWO ACCOUNTS INSPECTORS                       ISSUER          YES          FOR               FOR
INCLUDING TWO DEPUTIES, AND SETTING OF THEIR
COMPENSATION.

PROPOSAL #10: OTHER MATTERS OF CORPORATE INTEREST,                         ISSUER          YES        AGAINST           AGAINST
AND INFORMATION REGARDING TRANSACTIONS REFERRED TO IN
 ARTICLE 44 OF LAW 18,046.*** *NOTE* VOTING CUT-OFF
DATE: APRIL 13, 2009 AT 10:00 A.M. EDT.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EMPRESA NACIONAL DE TELECOMUNICACIONES SA ENTEL
  TICKER:                N/A             CUSIP:     P37115105
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, general                           ISSUER          YES          FOR               FOR
balance and the financial statements for the period
ended in 31 DEC 2008

PROPOSAL #2.: Approve the final dividend for the                           ISSUER          YES          FOR               FOR
exercise 2008

PROPOSAL #3.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors in respect of the dividends policy

PROPOSAL #4.: Approve the investment and financing                         ISSUER          YES          FOR               FOR
policies of the Company

PROPOSAL #5.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #6.: Approve to fix the remunerations of the                      ISSUER          YES          FOR               FOR
 Board of Directors

PROPOSAL #7.: Approve to fix the remunerations of the                      ISSUER          YES          FOR               FOR
 Directors Committee and their budget for 2009

PROPOSAL #8.: Approve to designate the External                            ISSUER          YES          FOR               FOR
Auditors and the Accounts Inspectors

PROPOSAL #9.: Approve to designate the risk                                ISSUER          YES          FOR               FOR
classifier agents

PROPOSAL #10.: Approve the report of the operations                        ISSUER          YES          FOR               FOR
with related Companies

PROPOSAL #11.: Approve the name of the News paper in                       ISSUER          YES          FOR               FOR
which the next shareholders meetings will be published

PROPOSAL #12.: Any other business                                          ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EMPRESAS CMPC SA
  TICKER:                N/A             CUSIP:     P3712V107
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the exchange of the currency                         ISSUER          YES          FOR               FOR
currently used to report the social capital, and the
financial statements of the Company, from Chilean
Pesos to United States Dollars, with effective date
01 JAN 2009, in order to comply with the new
requirements established by the international norms
of financial information IFRS

PROPOSAL #2.: Approve to provide a merged and                              ISSUER          YES          FOR               FOR
systematized report of the By Laws of the Company

PROPOSAL #3.: Approve to grant the necessary Powers                        ISSUER          YES          FOR               FOR
of Attorney and the agreements deemed necessary, in
order to materialize and make effective all the
decisions taken during this meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EMPRESAS CMPC SA
  TICKER:                N/A             CUSIP:     P3712V107
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to pronounce about the annual                        ISSUER          YES          FOR               FOR
report, annual financial statements, and the External
 Auditors report, corresponding to the last FY ended
31 DEC 2008

PROPOSAL #2.: Approve the distribution of the                              ISSUER          YES          FOR               FOR
revenues corresponding to 2008 exercise, and the
distribution of final dividend Number 245

PROPOSAL #3.: Approve to inform about agreements                           ISSUER          YES          FOR               FOR
reached by the Board of Directors, according to
Article 44 of the Law 18.046

PROPOSAL #4.: Approve to designate the External                            ISSUER          YES          FOR               FOR
Auditors, and the risk classifying agents

PROPOSAL #5.: Approve to submit the remuneration of                        ISSUER          YES          FOR               FOR
the Board of directors, and the remuneration and
budget of Committee Directors

PROPOSAL #6.: Approve to provide information                               ISSUER          YES          FOR               FOR
regarding the dividends policy

PROPOSAL #7.: Transact any other business                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EMPRESAS COPEC SA
  TICKER:                N/A             CUSIP:     P7847L108
  MEETING DATE:          8/27/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve to modify the social statutes                        ISSUER          YES          FOR               FOR
to change the local currency which is currently being
 used to report the social capital, the accounting
and financial information, and to report the
financial statements of the Company, from Chilean
Pesos to U.S. Dollars, as of 01 JAN 2008

PROPOSAL #B.: Approve to include in the social                             ISSUER          YES          FOR               FOR
statutes the necessary transitory Articles in order
to comply with the agreements adopted during the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EMPRESAS COPEC SA
  TICKER:                N/A             CUSIP:     P7847L108
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the memory, general balance,                         ISSUER          YES          FOR               FOR
and annual financial statements corresponding to the
exercise 2008, and to inform about the status of the
social bussineses

PROPOSAL #2.: Approve the report of the operations                         ISSUER          YES          FOR               FOR
realized by the company referred to the Article 44 of
 the law number 18.046 of Corporations

PROPOSAL #3.: Approve to fix the remuneration of the                       ISSUER          YES          FOR               FOR
Board of Directors for the exercise 2009

PROPOSAL #4.: Approve to fix the remuneration, and                         ISSUER          YES          FOR               FOR
the budget of expenses of the directors committee
referred to the article 50 BIS of the law 18.046 of

PROPOSAL #5.: Approve to designate of the External                         ISSUER          YES          FOR               FOR
Auditors and the risk classifier agents

PROPOSAL #6.: Any other matter                                             ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EMPRESAS ICA SOCIEDAD CONTRLADORA S A B DE C V
  TICKER:                N/A             CUSIP:     P37149104
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Receive the reports from the Board of                        ISSUER          YES          FOR               FOR
Directors, that are referred to in Items [d] and [e]
of Article 28, part IV, of the Securities Market Law,
 in relation to the FYE 31 DEC 2008

PROPOSAL #II.: Receive the report of the Chief                             ISSUER          YES          FOR               FOR
Executive Officer and the opinion of the outside
Auditor

PROPOSAL #III.: Receive the reports and opinion that                       ISSUER          YES          FOR               FOR
are referred to in lines [a] and [c] of Article 28,
part IV, of the Securities Market Law, with the
inclusion of the tax report

PROPOSAL #IV.: Approve the reports that referred to                        ISSUER          YES          FOR               FOR
in items I and II above

PROPOSAL #V.: Approve to allocate the profits,                             ISSUER          YES          FOR               FOR
addition to reserves and, if relevant, declaration of
 dividends

PROPOSAL #VI.: Approve and ratify the payment of                           ISSUER          YES          FOR               FOR
compensation to Members of the Board of Directors and
 to the Special Committees

PROPOSAL #VII.: Ratify the Members of the Board of                         ISSUER          YES        AGAINST           AGAINST
Directors and Chairpersons of the Special Committees

PROPOSAL #VIII.: Approve to modify several provisions                      ISSUER          YES        AGAINST           AGAINST
 from the Stock Option Plan for employees of Grupo Ica

PROPOSAL #IX.: Approve the designation of delegates                        ISSUER          YES          FOR               FOR
who will carry out the resolutions passed by the
general meeting and, if relevant, formalize them as
appropriate; resolutions in this regar

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ENERGY DEV CORP
  TICKER:                N/A             CUSIP:     Y2292S104
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Call to order                                                ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #2.: Approve the proof of notice and                              ISSUER          YES        ABSTAIN           AGAINST
certification for quorum

PROPOSAL #3.: Approve the minutes of previous                              ISSUER          YES        ABSTAIN           AGAINST
stockholders meeting

PROPOSAL #4.: Approve the Managements report and                           ISSUER          YES        ABSTAIN           AGAINST
audited financial statements

PROPOSAL #5.: Ratify the Acts of Management                                ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #6.: Approve the following amendments to the                      ISSUER          YES        ABSTAIN           AGAINST
 Article of Incorporation to change the Corporate name

PROPOSAL #7.: Approve the amendment to the By Laws                         ISSUER          YES        ABSTAIN           AGAINST
adopting the requirements under SRC Rule 38 on the
nomination and election of Independent Director

PROPOSAL #8.: Elect the Directors                                          ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #9.: Appoint the External Auditors                                ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #10.: Other matters                                               ISSUER          NO           N/A               N/A

PROPOSAL #11.: Adjournment                                                 ISSUER          YES        ABSTAIN           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ENERGY DEV CORP
  TICKER:                N/A             CUSIP:     Y2292S104
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the minutes of the previous                          ISSUER          YES          FOR               FOR
stockholder's meeting

PROPOSAL #2.: Approve the Management's report and                          ISSUER          YES          FOR               FOR
audited financial statements for the YE 31 DEC 2008

PROPOSAL #3.: Ratify the acts of the Management and                        ISSUER          YES          FOR               FOR
the Board of Directors from beginning of the last FY
to date as reflected in the books and records of the
Company

PROPOSAL #4.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
capital stock from PHP 15.075 billion to PHP 30.150
billion to be effected through a 25% common stock
dividend and subscription by the existing preferred
shareholders to 25% of the preferred shares to be
issued from the increase in order to maintain the
proportion of the shareholdings as of the stock
dividend record date and waiver of any preemptive
rights in relation to such issuance

PROPOSAL #5.: Approve the denial of preemptive right                       ISSUER          YES        AGAINST           AGAINST
in relation to the issuance and/or re-issuance of
common shares pursuant to any of the Company's
Executive/Employee Ownership Plans, provided that
such denial of preemptive right shall not exceed 4%
of the issued common capital stock

PROPOSAL #6.: Approve the change in place of                               ISSUER          YES          FOR               FOR
principal office to Metro Manila or a particular
location therein and the corresponding amendment to
the Articles of Incorporation and the by-laws

PROPOSAL #7.: Amend the by-laws to allow stockholders                      ISSUER          YES          FOR               FOR
 meetings to be held outside the principal office in
Metro Manila

PROPOSAL #8.: Amend the by-laws to require the                             ISSUER          YES          FOR               FOR
submission of proxies at least 10 days before a
stockholders' meeting in conformity with the
requirements of the securities regulation code

PROPOSAL #9.: Amend the by-laws to separate the                            ISSUER          YES          FOR               FOR
offices of the President and the Chief Executive
Officer

PROPOSAL #10.: Amend the by-laws to include                                ISSUER          YES          FOR               FOR
provisions on the qualifications, disqualifications,
nomination and elect the Directors, to strengthen
corporate governance practices

PROPOSAL #11.: Appoint SGV & Co., as the Company's                         ISSUER          YES          FOR               FOR
External Auditor

PROPOSAL #12.: Others matters                                              ISSUER          YES        AGAINST           AGAINST

PROPOSAL #13.1: Elect Oscar M. Lopez as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #13.2: Elect Paul A. Aquino as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #13.3: Elect Peter D. Garrucho, Jr as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #13.4: Elect Elipidio L. Ibanez as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #13.5: Elect Federico R. Lopez as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #13.6: Elect Ernesto B. Pantangco as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #13.7: Elect Francis Giles B. Puno as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #13.8: Elect Jonathan C. Russell as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #13.9: Elect Richard B. Tantoco as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #13.10: Elect Francis G. Estrada as an                            ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #13.11: Elect Vicente S. Perez, Jr as an                          ISSUER          YES          FOR               FOR
Independent Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ENERSIS S.A.
  TICKER:                ENI             CUSIP:     29274F104
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF ANNUAL REPORT, BALANCE                           ISSUER          YES          FOR               FOR
SHEET, FINANCIAL STATEMENTS AND REPORT OF THE
EXTERNAL AUDITORS AND ACCOUNT INSPECTORS FOR THE YEAR
 ENDED ON DECEMBER 31, 2008.*

PROPOSAL #02: PROFIT DISTRIBUTION FOR THE PERIOD AND                       ISSUER          YES          FOR               FOR
DIVIDEND PAYMENTS.

PROPOSAL #03: SETTING THE COMPENSATION OF THE BOARD                        ISSUER          YES          FOR               FOR
OF DIRECTORS.

PROPOSAL #04: SETTING THE COMPENSATION OF THE                              ISSUER          YES          FOR               FOR
DIRECTORS' COMMITTEE AND AUDIT COMMITTEE AND BUDGET
DETERMINATIONS FOR 2009.

PROPOSAL #06: APPOINTMENT OF INDEPENDENT EXTERNAL                          ISSUER          YES          FOR               FOR
AUDITORS.

PROPOSAL #07: APPOINTMENT OF TWO ACCOUNT INSPECTORS,                       ISSUER          YES          FOR               FOR
INCLUDING TWO DEPUTIES, AND SETTING OF THEIR
COMPENSATION.

PROPOSAL #08: APPOINTMENT OF RISK RATING AGENCIES.                         ISSUER          YES          FOR               FOR

PROPOSAL #09: APPROVAL OF THE INVESTMENTS AND                              ISSUER          YES          FOR               FOR
FINANCING POLICY.

PROPOSAL #13: OTHER MATTERS OF INTEREST AND                                ISSUER          YES        AGAINST           AGAINST
COMPETENCE OF THE GENERAL ORDINARY SHAREHOLDERS'

PROPOSAL #14: OTHER NECESSARY RESOLUTIONS FOR THE                          ISSUER          YES          FOR               FOR
PROPER IMPLEMENTATION OF THE ABOVE MENTIONED
AGREEMENTS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ENERSIS SA
  TICKER:                N/A             CUSIP:     P37186106
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, financial                         ISSUER          YES          FOR               FOR
statements, External Auditors report and accounting
inspectors corresponding to the last FY ended 31 DEC
2008

PROPOSAL #2.: Approve the distribution of revenues                         ISSUER          YES          FOR               FOR
and dividends

PROPOSAL #3.: Approve to fix the remunerations of the                      ISSUER          YES          FOR               FOR
 board of Directors

PROPOSAL #4.: Approve to fix the remunerations of the                      ISSUER          YES          FOR               FOR
 Directors Committee and the Auditors Committee, and
to fix their budgets for the exercise 2009

PROPOSAL #5.: Approve to report the expenses incurred                      ISSUER          YES          FOR               FOR
 by the Board of Directors, the Directors Committee,
and the Auditors Committee

PROPOSAL #6.: Approve to designate the Independent                         ISSUER          YES          FOR               FOR
External Auditors

PROPOSAL #7.: Approve to designate 2 account                               ISSUER          YES          FOR               FOR
inspectors, 2 designated, and 2 replacements, and to
fix their wages for the next period

PROPOSAL #8.: Approve to designate the risk                                ISSUER          YES          FOR               FOR
classiffier agents

PROPOSAL #9.: Approve the investments and financing                        ISSUER          YES          FOR               FOR
policy

PROPOSAL #10.: Approve to inform regarding the                             ISSUER          YES          FOR               FOR
dividends policy, and the procedures to be applied in
 the distribution of dividends

PROPOSAL #11.: Approve to inform the agreements of                         ISSUER          YES          FOR               FOR
the Board of Directors in respect to the decisions
taken, and contracts already authorized, as per
Articles 44 and 93 of the Law 18.046

PROPOSAL #12.: Approve to inform about the                                 ISSUER          YES          FOR               FOR
processing, printing, and distribution costs incurred
 in respect to circular 1816 of the superintendence
of securities and insurances

PROPOSAL #13.: Any other inherent matters                                  ISSUER          NO           N/A               N/A

PROPOSAL #14.: Adopt all necessary agreements in                           ISSUER          YES          FOR               FOR
order to make effective the resolutions approved
during the session

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ENKA INSAAT VE SANAYI A S
  TICKER:                N/A             CUSIP:     M4055T108
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Presidency Board                                   ISSUER          NO           N/A               N/A

PROPOSAL #2.: Authorize the Board of Presidency to                         ISSUER          NO           N/A               N/A
sign the minutes of the meeting

PROPOSAL #3.: Approve reports of the Board of                              ISSUER          NO           N/A               N/A
Directors, the Auditors and financial statements of
2008

PROPOSAL #4.: Approve to discuss the Independent                           ISSUER          NO           N/A               N/A
Audit report

PROPOSAL #5.: Approve to inform about the donations                        ISSUER          NO           N/A               N/A

PROPOSAL #6.: Approve the financial statements of                          ISSUER          NO           N/A               N/A
2008 and release of the Board Members and the Auditors

PROPOSAL #7.: Elect the Board Members                                      ISSUER          NO           N/A               N/A

PROPOSAL #8.: Elect the Audit Members                                      ISSUER          NO           N/A               N/A

PROPOSAL #9.: Approve the determination of the wages                       ISSUER          NO           N/A               N/A
of the Board Members and the Auditors

PROPOSAL #10.: Approve to decide about the dividend                        ISSUER          NO           N/A               N/A
of 2008

PROPOSAL #11.: Approve to discuss the dividend                             ISSUER          NO           N/A               N/A
distribution policy

PROPOSAL #12.: Approve the Independent Audit Firm                          ISSUER          NO           N/A               N/A

PROPOSAL #13.: Approve to permit to the Board Members                      ISSUER          NO           N/A               N/A
 according to the items 334 and 335 of the Turkish
Commercial Code

PROPOSAL #14.: Wishes and regards                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EPISTAR CORP
  TICKER:                N/A             CUSIP:     Y2298F106
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 operation report                                   ISSUER          NO           N/A               N/A

PROPOSAL #A.2: Supervisors review of year 2008                             ISSUER          NO           N/A               N/A
financial report

PROPOSAL #A.3: Report execution of buy back stock in                       ISSUER          NO           N/A               N/A
2008

PROPOSAL #A.4: Report the enactment of rules for                           ISSUER          NO           N/A               N/A
proceedings of Board meeting

PROPOSAL #A.5: Report status of endorsement guarantee                      ISSUER          NO           N/A               N/A
 provided as of the end of 2008

PROPOSAL #B.1: Approve the 2008 operation and                              ISSUER          YES          FOR               FOR
financial reports

PROPOSAL #B.2: Approve the 2008 earning distributions                      ISSUER          YES          FOR               FOR
 [cash dividend TWD 0.12 per share]

PROPOSAL #B.3: Approve to issue global depositary                          ISSUER          YES        AGAINST           AGAINST
receipt via capital injection

PROPOSAL #B.4: Approve to issue new shares via                             ISSUER          YES        AGAINST           AGAINST
private placement

PROPOSAL #B.5: Approve to revise the Memorandum and                        ISSUER          YES          FOR               FOR
Articles of Association

PROPOSAL #B.6: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
lending funds to other parties

PROPOSAL #B.7: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
endorsement guarantee

PROPOSAL #B.8: Approve to release the Directors                            ISSUER          YES          FOR               FOR
elected from non competition restrictions

PROPOSAL #B.9: Extemporary motion                                          ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EREGLI DEMIR VE CELIK FABRIKALARI TURK ANONIM SIRK
  TICKER:                N/A             CUSIP:     M40710101
  MEETING DATE:          3/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Presidential Board                     ISSUER          NO           N/A               N/A

PROPOSAL #2.: Authorize the Chairmanship to sign the                       ISSUER          NO           N/A               N/A
minutes of the meeting

PROPOSAL #3.: Approve the activities and accounts of                       ISSUER          NO           N/A               N/A
2008, reading and deliberation of the Board of
Directors, Auditor's report and the brief Independent
 Auditing report

PROPOSAL #4.: Approve the balance sheet and income                         ISSUER          NO           N/A               N/A
statements for year 2008 and decision on profit
distribution proposal

PROPOSAL #5.: Approve to absolve the Board Members                         ISSUER          NO           N/A               N/A
and the Auditors

PROPOSAL #6.: Approve to determine monthly gross                           ISSUER          NO           N/A               N/A
salaries of the Board Members and the Auditors

PROPOSAL #7.: Elect the Board Members                                      ISSUER          NO           N/A               N/A

PROPOSAL #8.: Elect the Auditors                                           ISSUER          NO           N/A               N/A

PROPOSAL #9.: Approve the Independent Auditing Company                     ISSUER          NO           N/A               N/A

PROPOSAL #10.: Authorize the Board Members according                       ISSUER          NO           N/A               N/A
to the Articles 334 and 335 of the Turkish Commercial
 Code

PROPOSAL #11.: Approve the presentation of                                 ISSUER          NO           N/A               N/A
information to the general assembly about the
donation and contributions during the year

PROPOSAL #12.: Approve the presentation of                                 ISSUER          NO           N/A               N/A
information to the general assembly about the public
information regulation

PROPOSAL #13.: Wishes and Hopes                                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ESSAR OIL LTD
  TICKER:                N/A             CUSIP:     Y2297G113
  MEETING DATE:          9/27/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the balance                       ISSUER          YES          FOR               FOR
sheet as at 31 MAR 2008, the statement of profit and
loss for the FYE on that date and the reports of the
Board of Directors and the Auditors thereon

PROPOSAL #2.: Re-appoint Shri Prashant S. Ruia as a                        ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #3.: Re-appoint Shri Anshuman S. Ruia as a                        ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri K. N.                                        ISSUER          YES          FOR               FOR
Venkatasubramanian as a Director, who retires by

PROPOSAL #5.: Appoint M/s. Deloitte Haskins & Sells,                       ISSUER          YES          FOR               FOR
Chartered Accountants, Mumbai, as the Auditors to
hold office from the conclusion of this AGM until the
 conclusion of the next AGM and authorize the Board
of Directors to fix their remuneration

PROPOSAL #6.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company [hereinafter referred to as the Board which
term shall include any Committee constituted/ to be
constituted by the Board or any person[s] authorized
by the Board to exercise the powers conferred on the
Board of this resolution], pursuant to the provision
of Section 293(1)(a) and all other applicable
provisions, if any, of the Companies Act, 1956 and in
 partial modification of the earlier resolutions
passed on 04 OCT 1994, 02 JUL 1998, 17 SEP 2003, 29
SEP 2007, and 28 FEB 2008, to create mortgages and/or
 charges, hypothecation, pledge and/or any other
encumbrances on such terms and conditions and at such
 time[s] and in such form and manner as the Board may
 determine on all or any of the movable and/or
immovable properties of the Company, wheresoever
situated, both present and future or the whole or
substantially the whole of any one or more of the
Company's undertaking[s] in favor of all or any of
the financial institutions, banks, lenders,
financiers, trustees, investing agencies, bodies
corporate, corporations, foreign institutional
investors, any other person[s]/entities, or any
combination of the above to secure rupee loans,
foreign currency loans, debentures, bonds,
securities, convertible loans fully/partly paid
convertible/ non- convertible bonds, financial
assistances/ any borrowings or any other
securities/instruments, [by private placement basis
or otherwise] of an equivalent aggregate amount not
exceeding INR 20,000 crores in Indian rupees and/or
in equivalent foreign currency together with interest
 thereon at the respective agreed rates, compound
interest, additional interest, liquidated damages,
commitment charges, premia on pre-payment or on
redemption, Debenture/ Security trustees
remuneration, costs, charges, expenses and all other
monies payable by subsidiaries of the Company, both
present and future, to the aforesaid parties or any
of them under the agreements entered into/to be
entered into by the subsidiaries in respect of the
said loans, debentures, bonds financial assistances,
borrowings and/or other instruments; approve that the
 mortgages and/or charges, hypothecation, pledge
and/or any other encumbrances to be created by the
Company as aforesaid may rank pari passu with the
mortgages and/or charges, hypothecation, pledge
and/or any other encumbrances already created and/or
to be created in future by the Company or in such
other manner and ranking as may be thought expedient
by the Board of Directors and as may be agreed to
between the concerned parties; and authorize the
Board to finalize with any or all of the aforesaid
parties, the documents, agreements, undertakings,
bonds and writings for creating the mortgages/
charges/ hypothecation/ pledge and/or any other
encumbrances and accepting or making any alterations,
 changes, variations to or in the terms and
conditions, and to do all such acts, deeds, matters

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ETERNAL CHEMICAL CO LTD
  TICKER:                N/A             CUSIP:     Y23471108
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.5 per share

PROPOSAL #B.3: Approve to issue new shares from                            ISSUER          YES          FOR               FOR
retained earnings; proposed stock dividend: 10 for
1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal and disposal trading
derivatives

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EVA AIRWAYS CORPORATION
  TICKER:                N/A             CUSIP:     Y2361Y107
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of corporate bonds                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of the year 2008

PROPOSAL #B.3: Approve the proposal of capital                             ISSUER          YES          FOR               FOR
reduction for offsetting deficit

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
trading derivatives

PROPOSAL #B.6: Elect the Directors and the Supervisors                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.7: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.8: Approve to revise the Rules of                              ISSUER          YES          FOR               FOR
shareholder meeting

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EVERGREEN MARINE CORP TAIWAN LTD
  TICKER:                N/A             CUSIP:     Y23632105
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of the corporate bonds                           ISSUER          NO           N/A               N/A

PROPOSAL #A.4: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Receive the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans, endorsement and guarantee

PROPOSAL #B51.1: Elect Chang, Yung-Fa Shareholder                          ISSUER          YES          FOR               FOR
No.:1 as a Director

PROPOSAL #B51.2: Elect Evergreen Airline Services                          ISSUER          YES          FOR               FOR
Corp/ Shareholder No.:255146 Wang, Long-Shung as a
Director

PROPOSAL #B51.3: Elect Evergreen Airline Services                          ISSUER          YES          FOR               FOR
Corp/ Shareholder No.:255146 Lin, Sun-San as a

PROPOSAL #B51.4: Elect Evergreen Airline Services                          ISSUER          YES          FOR               FOR
Corp/ Shareholder No.:255146 Lin, Long-Hwa as a
Director

PROPOSAL #B51.5: Elect Evergreen International                             ISSUER          YES          FOR               FOR
S.A./Shareholder No.:840 Yeh, Shun-Li as a Director

PROPOSAL #B51.6: Elect Evergreen International                             ISSUER          YES          FOR               FOR
S.A./Shareholder No.:840 Chang, Kuo-Hua as a Director

PROPOSAL #B51.7: Elect Evergreen International                             ISSUER          YES          FOR               FOR
S.A./Shareholder No.:840 Yen, Ho-Yao as a Director

PROPOSAL #B52.1: Elect Ultra International                                 ISSUER          YES          FOR               FOR
Investments Ltd Shareholder No.:280000 Ko, Lee-Ching
as a Supervisor

PROPOSAL #B52.2: Elect Ultra International                                 ISSUER          YES          FOR               FOR
Investments Ltd Shareholder No.:280000 Ku Lai, Mei-
Hsueh as a Supervisor

PROPOSAL #B.6: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.7: Approve the revision to the rules of                        ISSUER          YES          FOR               FOR
shareholder meeting

PROPOSAL #B.8: Other issues                                                ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EVERLIGHT ELECTRONICS CO LTD
  TICKER:                N/A             CUSIP:     Y2368N104
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operation                                 ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of local convertible bonds                       ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 3.2 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.511: Elect Mr. Yin-Fu Yeh as a Director;                       ISSUER          YES          FOR               FOR
Shareholder No: 1

PROPOSAL #B.512: Elect Mr. Wu-Yen Yeh as a Director,                       ISSUER          YES          FOR               FOR
Shareholder No: 18

PROPOSAL #B.513: Elect Mr. Po Wen Chou as a Director,                      ISSUER          YES          FOR               FOR
 Shareholder No: 3

PROPOSAL #B.514: Elect China Alliance Venture Fund                         ISSUER          YES          FOR               FOR
Limited as a Director, Shareholder No: 153;
representative: Mr. Wen I Lo

PROPOSAL #B.515: Elect Mr. Pang-Yeh Liu as a                               ISSUER          YES          FOR               FOR
Director, Shareholder No: 45

PROPOSAL #B.521: Elect Mr. Jung Chun Lin as a                              ISSUER          YES          FOR               FOR
Supervisor, Shareholder No: 588

PROPOSAL #B.522: Elect King Core Electronics                               ISSUER          YES          FOR               FOR
Corporation, Shareholder No: 5588; representative:
Mr. Cheng Li Yang

PROPOSAL #B.6: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EXXARO RESOURCES LTD
  TICKER:                N/A             CUSIP:     S26949107
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual financial                       ISSUER          YES          FOR               FOR
statements of the Group for the period ended 31 DEC
2008, including the Directors' report and the report
of the Auditors thereon

PROPOSAL #2.: Ratify the re-appointment of Deloitte &                      ISSUER          YES          FOR               FOR
 Touche as the Auditors of the Company and Mr. B.W.
Smith as the Designated Partner for the ensuing year

PROPOSAL #3.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors' remuneration for the period ended 31

PROPOSAL #4.1: Re-elect Mr. S.E.A. Mngomezulu as a                         ISSUER          YES          FOR               FOR
Director, who retires in terms of Article 15.2 of the
 Articles of Association

PROPOSAL #4.2: Re-elect Mr. J. Van Rooyen as a                             ISSUER          YES          FOR               FOR
Director, who retires in terms of Article 15.2 of the
 Articles of Association

PROPOSAL #5.1: Re-elect Mr. V.Z. Mntambo as a                              ISSUER          YES        AGAINST           AGAINST
Director, who retires by rotation in terms of Clause
16.1 of the Articles of Association of the Company

PROPOSAL #5.2: Re-elect Mr. N.L. Sowazi as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in terms of Clause
16.1 of the Articles of Association of the Company

PROPOSAL #5.3: Re-elect Mr. D. Zihiangu as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in terms of Clause
16.1 of the Articles of Association of the Company

PROPOSAL #6.: Approve the remuneration of the Non-                         ISSUER          YES          FOR               FOR
Executive for the period 01 JAN 2009 to 31 DEC 2009
as specified

PROPOSAL #7.: Authorize the Directors, subject to the                      ISSUER          YES        AGAINST           AGAINST
 provisions of Article 3.2 of the Articles of
Association of the Company, the provisions of the
Companies Act, 61 of 1973, as amended, [the Act], and
 the Listings Requirements of JSE Limited [JSE], to
allot and issue at their discretion until the next
AGM of the Company authorized but unissued shares for
 such purposes as they may determine, after setting
aside so many shams as may, subject again to Article
3.2 of the Articles of Association of the Company, be
 required to be allotted and issued by the Company
pursuant to the Company approved Employee Share
Incentive Schemes [the schemes]

PROPOSAL #8.: Authorize the Directors, subject to                          ISSUER          YES          FOR               FOR
Article 3.2 of the Articles of Association of the
Company, the Act, and the Listings Requirements of
the JSE, to allot and issue ordinary shares and/or
any options/convertible securities that are
convertible into ordinary shares for cash on the
following basis, after setting aside so many shares
as may, subject again to Article 3.2 of the Articles
of Association of the Company, be required to be
allotted and issued by the Company pursuant to the
schemes, to any public shareholder as defined by the
Listings Requirements of the JSE, as and when
suitable opportunities arise, subject to the
following conditions: a press announcement giving
full details, including the impact on net asset value
 and earnings per share, be published at the time of
any issue representing, on a cumulative basis within
1 year, 5% or more of the number of shares in issue
prior to the issue/s; the shares be issued to public
shareholders as defined by the JSE and not to related
 parties; any issue in the aggregate in any 1 year
shall not exceed 15% of the number of shares of the
Company's issued ordinary share capital [including
the number to be issued in the future as a result of
the exercise of options or conversion of convertible
securities issued in the same FY]; and in determining
 the price at which an issue of shares be made in
terms of this authority, the maximum discount
permitted will be 10% of the weighted average traded
price of the shares over the 30 days prior to the
date that the price of the issue is agreed in writing
 between the issuer and the party/parties subscribing
 for the securities, in the event that shares have
not traded in the said 30 day period a ruling will be
 obtained from the committee of the JSE; [Authority
expires the earlier of the conclusion of the

PROPOSAL #S.1: Authorize the Company or any wholly                         ISSUER          YES          FOR               FOR
owned subsidiary of the Company may, subject to the
Act, Article 36 of the Articles of Association of the
 Company or Articles of Association of a subsidiary
respectively and the Listings Requirements of the
JSE, from time to time purchase shares issued by
itself or shares in its holding Company, as and when
deemed appropriate

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FALABELLA SOCIEDAD ANOMINA COMERCIAL E INDUSTRIAL
  TICKER:                N/A             CUSIP:     P3880F108
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to reduce the capital from the                       ISSUER          YES          FOR               FOR
amount of CLP 594,826,802,102.00 (the amount at which
 the share capital will be set once the AGM of
shareholders approves the balance sheet and the
financial statements of the Company to 31 DEC 2008)
divided into 2, 671,188,608 shares of a sole series,
nominative with no par value and each of equal value
in the amount of CLP 1,033,071, 057.00 divided into
4, 639,212 shares of a sole series nominative with no
 par value

PROPOSAL #2.: Approve to increase the share capital                        ISSUER          YES          FOR               FOR
from the amount of CLP 593,793,731,045, divided into
5,666,549,396 shares of a sole series, nominative
with no par value, each of equal value, up to the
amount of CLP 597, 477,430, 507 through the
capitalization of the amount of CLP 3,683,699,462
registered in the asset column titled [premium on
sale of own shares], this increase does not involve

PROPOSAL #3.: Approve to increase again the share                          ISSUER          YES        AGAINST           AGAINST
capital trough the issuance of 22, 246, 633 shares of
 a sole series, nominative, with no par value, each
of equal value, at the price and other conditions
that are set by the general meeting of shareholders

PROPOSAL #4.: Approve to allocate 10% of the                               ISSUER          YES        AGAINST           AGAINST
preceding capital increase to the compensation plan
for executives of the Company who are appointed by
the Board of Directors of the same and also allocate
to this plan the total amount of the balance that is
not subscribed by shareholders in the mentioned
capital increase in exercise of their preemptive

PROPOSAL #5.: Approve to pass all the resolutions                          ISSUER          YES          FOR               FOR
appropriate and to grant the powers necessary to put
the minutes of the general meeting of shareholders
into a public deed, obtain its legalization and the
registration of the shares representing the approved
increase in share capital, in the registry of the
securities and insurance superintendence

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FALABELLA SOCIEDAD ANOMINA COMERCIAL E INDUSTRIAL
  TICKER:                N/A             CUSIP:     P3880F108
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, general                           ISSUER          YES          FOR               FOR
balance, financial statements and the External
Auditors report, corresponding to the exercise ended
31 DEC 2008

PROPOSAL #2.: Approve the distribution of the                              ISSUER          YES          FOR               FOR
revenues and dividends of the exercise 2008

PROPOSAL #3.: Approve the dividends policy                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Board of Directors                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve to fix the remuneration of the                       ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #6.: Approve to designate the External                            ISSUER          YES          FOR               FOR
Auditors and risk classifier agents for the exercise
2009

PROPOSAL #7.: Approve the newspaper in which the                           ISSUER          YES          FOR               FOR
advices for next shareholders meetings will be
published

PROPOSAL #8.: Approve to inform the operations of                          ISSUER          YES          FOR               FOR
society referred to the Article 44 of the Law 18.046
of Corporations

PROPOSAL #9.: Approve the report about the Committee                       ISSUER          YES          FOR               FOR
of the Directors

PROPOSAL #10.: Any other matter                                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FAR EASTERN DEPARTMENT STORES LTD
  TICKER:                N/A             CUSIP:     Y24315106
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 financial statements                     ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.4: To report the issuance status of                            ISSUER          NO           N/A               N/A
corporate bonds

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES        ABSTAIN           AGAINST
proposed cash dividend: TWD 0.3 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES        ABSTAIN           AGAINST
from retained earnings, proposed stock dividend: 30
for 1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES        ABSTAIN           AGAINST
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES        ABSTAIN           AGAINST
endorsement and guarantee

PROPOSAL #B.6: Elect the Directors and Supervisors                         ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #B.7: Approve the proposal to release the                         ISSUER          YES        ABSTAIN           AGAINST
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        ABSTAIN             FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FAR EASTERN TEXTILE CO LTD
  TICKER:                N/A             CUSIP:     Y24374103
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 financial statements                               ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of the Corporate bonds                           ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.8 per share

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.4: Approve the issuance of new shares,                         ISSUER          YES          FOR               FOR
proposed stock dividend:20 for 1,000 shares held

PROPOSAL #B.5.1: Elect Mr. Douglas Tong HSU,                               ISSUER          YES          FOR               FOR
Shareholder No. 08 as a Director

PROPOSAL #B.5.2: Elect Mr. Johnny Shih, Shareholder                        ISSUER          YES          FOR               FOR
No. 7618 as a Director

PROPOSAL #B.6: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FAR EASTONE TELECOMMUNICATIONS CO LTD
  TICKER:                N/A             CUSIP:     Y7540C108
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 financial statements                     ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 2.8 per share

PROPOSAL #B.3: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.5: Approve the issuance of new shares via                      ISSUER          YES          FOR               FOR
 private placement

PROPOSAL #B.6.1: Elect Yuan Ding Investment Company                        ISSUER          YES          FOR               FOR
Limited, Shareholder No. 1, as a Director;
Representative: Mr. Douglas Hsu

PROPOSAL #B62.1: Elect Mr. Lawrence Juen-Yee Lau;                          ISSUER          YES          FOR               FOR
Passport No. 19441212LA as an Independent Director

PROPOSAL #B62.2: Elect Mr. Kurt Roland Hellstrom,                          ISSUER          YES          FOR               FOR
Passport No. 19431212KU as an Independent Director

PROPOSAL #B63.1: Elect Far Eastern International                           ISSUER          YES          FOR               FOR
Leasing Corporation, Shareholder No. 611 as a
Supervisor; Representative: Mr. Eli Hong

PROPOSAL #B63.2: Elect Asia Investment Corporation,                        ISSUER          YES          FOR               FOR
Shareholder No. 15088 as a Supervisor;
Representative: Mr. Morton Hong

PROPOSAL #B63.3: Elect Mr. Chen-En Ko, ID No.                              ISSUER          YES          FOR               FOR
U100056055; as a Supervisor

PROPOSAL #B.7: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FEDERAL GRID CO UNI ENERGY SYS JT STK CO
  TICKER:                N/A             CUSIP:     X2393G109
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report as of FY 2008                      ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the annual accounting report,                        ISSUER          YES          FOR               FOR
profit and losses report as of FY 2008

PROPOSAL #3.: Approve the distribution of profit and                       ISSUER          YES          FOR               FOR
losses for FY 2008

PROPOSAL #4.: Approve the non payment of dividends as                      ISSUER          YES          FOR               FOR
 of 2008 FY

PROPOSAL #5.: Elect the Board of Directors                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Elect the Audit Commission                                   ISSUER          YES        AGAINST           AGAINST

PROPOSAL #7.: Approve the Auditor                                          ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve the new edition of the Charter                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #9.: Approve the new edition of the                               ISSUER          YES          FOR               FOR
provision on the Order of the Board of Directors

PROPOSAL #10.: Approve the new edition of the                              ISSUER          YES          FOR               FOR
provision on the Order of the Managing Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FEDERAL HYDROGENERATION COMPANY JSC, MOSCOW
  TICKER:                N/A             CUSIP:     X34577100
  MEETING DATE:          11/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the Company's                            ISSUER          YES          FOR               FOR
authorized capital stock via additional shares issue
distribution [approval of changes of terms of
additional shares issue distribution]

PROPOSAL #2.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
capital stock of the Company via additional shares
issue distribution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FEDERAL HYDROGENERATION COMPANY JSC, MOSCOW
  TICKER:                N/A             CUSIP:     X34577100
  MEETING DATE:          12/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the early termination of powers                      ISSUER          YES        ABSTAIN           AGAINST
 of the Board of Directors

PROPOSAL #2.1: Elect Mr. Ballo Anatoliy Borisovich as                      ISSUER          YES        ABSTAIN           AGAINST
 a Board of Director of the Company

PROPOSAL #2.2: Elect Mr. Beloborodov Sergey                                ISSUER          YES        ABSTAIN           AGAINST
Sergeevich as a Board of Director of the Company

PROPOSAL #2.3: Elect Mr. Belyaev Vadim Stanislavovich                      ISSUER          YES        ABSTAIN           AGAINST
 as a Board of Director of the Company

PROPOSAL #2.4: Elect Mr. Vainzikher Boris                                  ISSUER          YES        ABSTAIN           AGAINST
Feloiksovich as a Board of Director of the Company

PROPOSAL #2.5: Elect Mr. Volkov Eduard Petrovich as a                      ISSUER          YES        ABSTAIN           AGAINST
 Board of Director of the Company

PROPOSAL #2.6: Elect Mr. Danilov-Danilian Viktor                           ISSUER          YES        ABSTAIN           AGAINST
Ivanovich as a Board of Director of the Company

PROPOSAL #2.7: Elect Mr. Zubakin Vasiliy                                   ISSUER          YES        ABSTAIN           AGAINST
Aleksandrovich as a Board of Director of the Company

PROPOSAL #2.8: Elect Mr. Klochko Igor Petrovich as a                       ISSUER          YES        ABSTAIN           AGAINST
Board of Director of the Company

PROPOSAL #2.9: Elect Mr. Maslov Sergey Vladimirovich                       ISSUER          YES        ABSTAIN           AGAINST
as a Board of Director of the Company

PROPOSAL #2.10: Elect Mr. Serebryannikov Sergey                            ISSUER          YES        ABSTAIN           AGAINST
Vladimirovich as a Board of Director of the Company

PROPOSAL #2.11: Elect Mr. Surikov Oleg                                     ISSUER          YES        ABSTAIN           AGAINST
Viacheslavovich as a Board of Director of the Company

PROPOSAL #2.12: Elect Mr. Tatziy Vladimir Vitalievich                      ISSUER          YES        ABSTAIN           AGAINST
 as a Board of Director of the Company

PROPOSAL #2.13: Elect Mr. Fedorov Mikhail Petrovich                        ISSUER          YES        ABSTAIN           AGAINST
as a Board of Director of the Company

PROPOSAL #2.14: Elect Mr. Khamitov Rustem Zakievich                        ISSUER          YES        ABSTAIN           AGAINST
as a Board of Director of the Company

PROPOSAL #2.15: Elect Mr. Sharonov Andrey                                  ISSUER          YES        ABSTAIN           AGAINST
Vladimirovich as a Board of Director of the Company

PROPOSAL #2.16: Elect Mr. Shmatko Sergey Ivanovich as                      ISSUER          YES        ABSTAIN           AGAINST
 a Board of Director of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FENG HSIN IRON & STEEL CO LTD
  TICKER:                N/A             CUSIP:     Y24814108
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial financial                        ISSUER          YES          FOR               FOR
statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend TWD 2 per share

PROPOSAL #B.3: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.4: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
endorsement guarantee

PROPOSAL #B.5: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
monetary loan

PROPOSAL #B.6: Approve to revise derivative trading                        ISSUER          YES          FOR               FOR
derivatives

PROPOSAL #B.7.1: Re-elect Mr. Mark Lin as a Director,                      ISSUER          YES          FOR               FOR
 Shareholder no. 51

PROPOSAL #B.7.2: Re-elect Mr. Chiu Huang Lin as a                          ISSUER          YES          FOR               FOR
Director, Shareholder no. 16

PROPOSAL #B.7.3: Re-elect Mr. M.T. Chen as a                               ISSUER          YES          FOR               FOR
Director, Shareholder no. 62

PROPOSAL #B.7.4: Re-elect Mr. Tom M.B. Lin as a                            ISSUER          YES          FOR               FOR
Director, shareholder no. 52

PROPOSAL #B.7.5: Re-elect Mr. San Ping Lai as a                            ISSUER          YES          FOR               FOR
Director, shareholder no. 67

PROPOSAL #B.7.6: Re-elect Mr. Wen Fu Lin as a                              ISSUER          YES          FOR               FOR
Director, shareholder no. 2

PROPOSAL #B.7.7: Re-elect Mr. Kun Tan Lin as a                             ISSUER          YES          FOR               FOR
Director, shareholder no. 58

PROPOSAL #B.7.8: Re-elect Mr. Chien Chen Yang as a                         ISSUER          YES          FOR               FOR
Supervisor, shareholder no. 59

PROPOSAL #B.7.9: Re-elect Mr. Shing Lin Chung as a                         ISSUER          YES          FOR               FOR
Supervisor, shareholder no. 23

PROPOSAL #B.710: Re-elect Mr. Chia Chun Lo as a                            ISSUER          YES          FOR               FOR
Supervisor, shareholder no. 40

PROPOSAL #B.8: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.9: Extemporary motions                                         ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FERTILIZANTES FOSFATADOS SA-FOSFERTIL
  TICKER:                N/A             CUSIP:     P39589117
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: To examine, discuss and vote upon the                        ISSUER          NO           N/A               N/A
Board of Directors annual report, the financial
statements and Independent Auditors report relating
to FYE 31 DEC 2008

PROPOSAL #II.: To set the capital budget the Company,                      ISSUER          NO           N/A               N/A
 as well the allocation of the net profit and the
distribution of dividends for the FYE on 31 DEC 2008

PROPOSAL #III.: Elect the Members of the Board of                          ISSUER          YES          FOR               FOR
Directors, and their respective substitutes

PROPOSAL #IV.: To set the total annual remuneration                        ISSUER          NO           N/A               N/A
for the Members of the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FIRST FINL HLDG CO LTD
  TICKER:                N/A             CUSIP:     Y2518F100
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 Audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.5 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, proposed stock dividend: 25
for 1,000 shares held

PROPOSAL #B41.1: Elect Ms. Song Jie Xin as a                               ISSUER          YES        AGAINST           AGAINST
Director: FCB Labor Union Shareholder no.:4400806

PROPOSAL #B41.2: Elect Mr. Chen An Fu as Director:                         ISSUER          YES        AGAINST           AGAINST
Global Investment Co., Ltd Shareholder no.:4562879

PROPOSAL #B41.3: Elect Mr. Chen Xiao Song as a                             ISSUER          YES        AGAINST           AGAINST
Director: Global Investment Co., Ltd Shareholder
no.:4562879

PROPOSAL #B41.4: Elect Mr. Chen Tien Yuan as a                             ISSUER          YES        AGAINST           AGAINST
Director: Golden Garden Investment Shareholder
no.:4130115

PROPOSAL #B41.5: Elect Mr. Chang Chi Hsun as a                             ISSUER          YES        AGAINST           AGAINST
Director: Shareholder no.:4508935

PROPOSAL #B42.1: Elect Ms. Song Jie Xinas the                              ISSUER          YES        AGAINST           AGAINST
Supervisor: FCB Labor Union Shareholder no.:4400806

PROPOSAL #B42.2: Elect Mr. Lin Chun Chung as the                           ISSUER          YES        AGAINST           AGAINST
Supervisor: Shareholder no.:0340236

PROPOSAL #B42.3: Elect Mercuries Jeantex Ltd as the                        ISSUER          YES        AGAINST           AGAINST
Supervisor: Shareholder no.:2417327

PROPOSAL #B43.1: Elect Mr. Tsun Siou Lee as a                              ISSUER          YES        AGAINST           AGAINST
Independent Director Id no.:N103324616

PROPOSAL #B43.2: Elect Mr. Yaw Huei Huang as a                             ISSUER          YES        AGAINST           AGAINST
Independent Director: Id no.:K101720038

PROPOSAL #B43.3: Elect Mr. Day Yaug Liu as a                               ISSUER          YES        AGAINST           AGAINST
Independent Director: Id no.:H102297161

PROPOSAL #B.5: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FIRSTRAND LTD
  TICKER:                N/A             CUSIP:     S5202Z131
  MEETING DATE:          11/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual financial statements                        ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the final dividend                                   ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Mr. Patrick Maguire Goss as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.2: Re-elect Mr. Aser Paul Nkuna as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.3: Re-elect Mr. Khehla Cleopas Shubane as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #4.1: Elect Mr. Leon Crouse as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Elect Mr. Amanda Tandiwe Nzimande as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #4.3: Elect Mr. Kgotso Buni Schoeman as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the Directors fees                                   ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint the PricewaterhouseCoopers                        ISSUER          YES          FOR               FOR
Inc as the Auditors

PROPOSAL #8.: Approve the Auditors remuneration                            ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the placement of the unissued                        ISSUER          YES          FOR               FOR
shares under the control of the Directors

PROPOSAL #10.: Approve the general issue of ordinary                       ISSUER          YES          FOR               FOR
shares for cash

PROPOSAL #11.: Approve the general issue of                                ISSUER          YES          FOR               FOR
preference shares for cash

PROPOSAL #S.12: Grant authority to repurchase Company                      ISSUER          YES          FOR               FOR
 shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FOMENTO ECONOMICO MEXICANO SAB DE CV, MEXICO
  TICKER:                N/A             CUSIP:     P4182H115
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Receive the report of the Board of                           ISSUER          YES          FOR               FOR
Directors, presentation of the financial statements
of Fomento Economico Mexicano, S.A.B. DE C.V, for the
 2008 FY, report of the Director general and the
opinion of the Board of Directors on the content of
the report of the Director general, as well of the
reports of the Chairpersons of the audit and
Corporate Practices Committees, in accordance with
the under the terms of Article 172 of the general
mercantile Company Law and the applicable provisions
of the Securities Market Law

PROPOSAL #II.: Receive the report concerning the                           ISSUER          YES          FOR               FOR
compliance with the tax obligations, in accordance
with that which is provided in Article 86(XX) of the
Income Tax Law

PROPOSAL #III.: Approve the allocation of the income                       ISSUER          YES          FOR               FOR
account from the 2008 FY, which includes the
declaration payment of a cash dividend, in national
currency, of MXN 0.0807887 for each of the 'B' series
 shares and the amount of MXN 0.100985875 for each
one of the series 'D' shares, corresponding to a
total of MXN 0.4039435 for each Femsa Unit 'B' and
MXN 0.4847322 for each Femsa Unit 'BD'

PROPOSAL #IV.: Approve to establish as the maximum                         ISSUER          YES          FOR               FOR
amount of funds that may be allocated for the
purchase of the Company's own shares, the amount of
MXN 3,000,000,000.00 in national currency, under the
terms of Article 56 of the Securities Market Law

PROPOSAL #V.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors and Secretaries, both full and alternate,
determination of their independence, under the terms
of the Securities Market Law, and setting of their
compensation

PROPOSAL #VI.: Approve the Membership of the                               ISSUER          YES          FOR               FOR
Committees i] Finance and Planning, ii] Audit, and
iii] Corporate practices, designation of the
Chairperson of each 1 of them and setting of their
compensation

PROPOSAL #VII.: Appoint the delegates to perform and                       ISSUER          YES          FOR               FOR
formalize the resolutions passed by the meeting

PROPOSAL #VIII.: Approve the minutes of the meeting                        ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORD OTOMOTIV SANAYI AS, KOCAELI
  TICKER:                N/A             CUSIP:     M7608S105
  MEETING DATE:          10/8/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the assembly and election of                      ISSUER          NO           N/A               N/A
 the Chairmanship

PROPOSAL #2.: Approve to decide the distribution of                        ISSUER          NO           N/A               N/A
profit from extraordinary reserves of the Company
that amounts TRY 193,000,500 which is 55% of the
Companys paid up capital and decision on the date of
profit distribution as of 14 OCT 2008

PROPOSAL #3.: Authorize the Chairmanship to sign the                       ISSUER          NO           N/A               N/A
minutes of the assembly

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORD OTOMOTIV SANAYI AS, KOCAELI
  TICKER:                N/A             CUSIP:     M7608S105
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and formation of the Presidency                      ISSUER          NO           N/A               N/A
 Council

PROPOSAL #2.: Approve the reports of the Board of                          ISSUER          NO           N/A               N/A
Directors, Auditors, Independent Auditor and
financial statements

PROPOSAL #3.: Approve the change in the Board Members                      ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve to release the Board Members                         ISSUER          NO           N/A               N/A
and the Auditors

PROPOSAL #5.: Approve the Board of Directors proposal                      ISSUER          NO           N/A               N/A
 regarding the dividend and distribution date

PROPOSAL #6.: Approve the replacement or re-election                       ISSUER          NO           N/A               N/A
of the Board Members whose term of office has expired

PROPOSAL #7.: Approve the replacement or re-election                       ISSUER          NO           N/A               N/A
of the Auditors whose term of office has expired

PROPOSAL #8.: Approve the determination of the wages                       ISSUER          NO           N/A               N/A
of Board Members and Auditors

PROPOSAL #9.: Approve the information about the                            ISSUER          NO           N/A               N/A
donations

PROPOSAL #10.: Approve the information about the                           ISSUER          NO           N/A               N/A
dividend distribution policy for 2009 and thereafter

PROPOSAL #11.: Approve to permit the Board Members                         ISSUER          NO           N/A               N/A
according to the Items 334 and 335 of the Turkish
Commercial Code

PROPOSAL #12.: Authorize the Presidency Council to                         ISSUER          NO           N/A               N/A
sign the minutes of the meeting

PROPOSAL #13.: Wishes                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORMOSA CHEMICALS AND FIBRE CORP
  TICKER:                N/A             CUSIP:     Y25946107
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.9 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings; proposed stock dividend: 30
for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Approve the proposal of the election                        ISSUER          YES          FOR               FOR
of Directors and Supervisors

PROPOSAL #B.8: Elect the Directors and Supervisors                         ISSUER          YES          FOR               FOR

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORMOSA PETROCHEMICAL CORP
  TICKER:                N/A             CUSIP:     Y2608S103
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.2 per share

PROPOSAL #B.3: Approve the issuance of new shares,                         ISSUER          YES          FOR               FOR
proposed stock dividend: 30 for 1,000 shares held

PROPOSAL #B.4: Approve the proposal to elect the                           ISSUER          YES          FOR               FOR
Directors and the Supervisors

PROPOSAL #B.5: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.8: Elect the Directors and the Supervisors                     ISSUER          YES          FOR               FOR

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORMOSA PLASTICS CORP
  TICKER:                N/A             CUSIP:     Y26095102
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.8 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus; proposed
stock dividend:70 for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve the proposal of election of                         ISSUER          YES          FOR               FOR
Directors and Supervisors

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.8: Elect the Directors and Supervisors                         ISSUER          YES          FOR               FOR

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORMOSA SUMCO TECHNOLOGY CORP
  TICKER:                N/A             CUSIP:     Y26036106
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.9 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings; proposed stock dividend: 50
for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7.1: Elect Mr. Wang Chih Kang, ID NO.:                         ISSUER          YES          FOR               FOR
F103335168 as an Independent Director

PROPOSAL #B.7.2: Elect Mr. Cai You Cai, ID NO.:                            ISSUER          YES          FOR               FOR
N103058671 as an Independent Director

PROPOSAL #B.7.3: Elect Mr. Ciou Shan Sin Jhih,                             ISSUER          YES          FOR               FOR
Passport No.: TH1409948 as an Independent Director

PROPOSAL #B.7.4: Elect Mr. Tian Jhong Ze He, Passport                      ISSUER          YES          FOR               FOR
 No.: TZ0166950 as an Independent Director

PROPOSAL #8.: Approve the election of the Directors                        ISSUER          YES          FOR               FOR
and Supervisors

PROPOSAL #9.: Extraordinary motions                                        ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORMOSA TAFFETA CO LTD
  TICKER:                N/A             CUSIP:     Y26154107
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.5 per share

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.5: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.6: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FOSCHINI LTD
  TICKER:                N/A             CUSIP:     S29260122
  MEETING DATE:          9/3/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive and adopt the annual financial                      ISSUER          YES          FOR               FOR
 statements of the Company and the Group for the YE
31 MAR 2008

PROPOSAL #O.2: Re-appoint KPMG Inc. as the Auditors                        ISSUER          YES          FOR               FOR
of the Company, until the AGM and authorize the
Directors to determine the remuneration for the past

PROPOSAL #O.3: Approve the remuneration to be paid to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for the YE 31 MAR 2009,
as specified

PROPOSAL #O.4: Re-elect Mr. Ronnie Stein as an                             ISSUER          YES          FOR               FOR
Executive Director, who is retiring by rotation, in
accordance with the provisions of the Articles of
Association of the Company

PROPOSAL #O.5: Re-elect Mr. Neville H. Goodwin as an                       ISSUER          YES          FOR               FOR
Independent Non- Executive Director, who is retiring
by rotation, in accordance with the provisions of the
 Articles of Association of the Company

PROPOSAL #O.6: Re-elect Mr. Michael Lewis as an Non-                       ISSUER          YES          FOR               FOR
Executive Director, who is retiring by rotation, in
accordance with the provisions of the Articles of
Association of the Company

PROPOSAL #S.1: Approve the Company contemplated in                         ISSUER          YES          FOR               FOR
Sections 85(2) and 85(3) of the Companies Act, 1973
[Act No. 61 of 1973] as amended [the Act], the
acquisition by the Company or any of its subsidiaries
 from time to time of the issued ordinary shares of
the Company, upon such terms and conditions and in
such amounts as the Directors of the Company may from
 time to time determine, but subject to the Articles
of Association of the Company, the provisions of the
Act and the Listings Requirements of the JSE Limited
[JSE] as presently constituted and which may be
amended from time to time, and subject to the
repurchase of securities being effected through the
order book operated by the JSE trading system and
done without any prior understanding or arrangement
between the Company and the counterparty [reported
trades are prohibited]; repurchase may not be made at
 a price greater than 10% the weighted average of the
 market value for the securities for the 5 business
days immediately preceding the date on which the
transaction is effected; at any point in time, a
Company may only appoint 1 agent to effect any
repurchases on the Company's behalf ; issuers may
only undertake a repurchase of securities, if, after
such repurchase, it still complies with Paragraphs
3.37 to 3.41 concerning shareholder spread
requirements; an issuer or its subsidiaries may not
repurchase securities during a prohibited period as
defined in Paragraph 3.67 and the acquisition of
ordinary shares in any 1 FY may not exceed, in
aggregate 20% of the Company's issued ordinary share
capital of that class, at the time that approval is
granted, and the acquisition of shares by a
subsidiary of the Company may not exceed 10% in
aggregate in any 1 financial year of the number of
issued shares of the Company of that Class; and
[Authority expires the earlier of the next AGM or 15
months]; statement by the Board of Directors of the
Company; pursuant to and in terms of the Listings
Requirements of the JSE, the Board of Directors of
the Company hereby states: 1] the intention of the
Directors of the Company is to utilize the general
authority if at some future date the cash resources
of the Company are in excess of its requirements, in
this regard the Directors will take account of, inter
 alia, an appropriate capitalization structure for
the Company, the long-term cash needs of the Company,
 and will ensure that any such utilization is in the
interests of shareholders; and 2] in determining the
method by which the Company intends to repurchase its
 securities, the maximum number of securities to be
repurchased and the date on which such repurchase
will take place, the Directors of the Company will
ensure that: 2.1] the Company and the group will be
able to pay their debts as they become due in the
ordinary course of business for the next 12 months;
2.2] the assets of the Company and the Group will be
in excess of the liabilities of the Company and the
group for the next 1 2 months, for this purpose, the
assets and liabilities will be recognized and

PROPOSAL #O.7: Authorize any Director of the Company                       ISSUER          YES          FOR               FOR
to do all such things and sign all such documents as
may be necessary for or incidental to the
implementation of Ordinary Resolutions 1 to 6 and
Special Resolution Number 1 proposed at the meeting
convening to consider this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FOSUN INTERNATIONAL LTD
  TICKER:                N/A             CUSIP:     Y2618Y108
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements of the Company and the reports
of the Directors of the Company and the Auditors for
the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.1: Re-elect Mr. Liang Xinjun as an                             ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #3.2: Re-elect Mr. Wang Qunbin as an                              ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #3.3: Re-elect Mr. Fan Wei as an Executive                        ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.4: Re-elect Dr. Chen Kaixian as an                             ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company

PROPOSAL #3.5: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to fix the remuneration of the Directors
of the Company

PROPOSAL #4.: Re-appoint Messrs. Ernst & Young as the                      ISSUER          YES          FOR               FOR
 Auditors and authorize the Board of Directors to fix
 their remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to purchase its shares, subject to and in accordance
with the applicable laws, not exceeding 10% of the
total nominal amount of the share capital of the
Company in issue on the date of passing of this
resolution; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Articles of
Association of the Company or any applicable laws to

PROPOSAL #6.: Authorize the Directors to allot, issue                      ISSUER          YES        AGAINST           AGAINST
 and deal with authorized and unissued shares in the
capital of the Company and to make or grant offers,
agreements and options which might require the
exercise in this resolution and the aggregate nominal
 amount of share capital allotted or agreed
conditionally or unconditionally to be allotted by
the Directors during the relevant period, otherwise
than pursuant to: i) a Rights Issue; ii) the exercise
 of options under a share option scheme of the
Company; and iii) any scrip dividend scheme or
similar arrangement, not exceeding 20% of the
aggregate nominal amount of the issued share capital
of the Company on the date of the passing of this
resolution; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Articles of
Association of the Company or any applicable laws to

PROPOSAL #7.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of the Resolutions 5 and 6, to extend the general
mandate Resolution 6 by the addition to the aggregate
 nominal amount of shares which may be allotted and
issued or agreed conditionally or unconditionally to
be allotted and issued by the Directors of the
Company pursuant to such general mandate of an amount
 representing the aggregate nominal amount of shares
purchased by the Company pursuant to the mandate
referred to in Resolution 5, provided that such
amount shall not exceed 10% of the aggregate nominal
amount of the share capital of the Company in issue
on the date of the passing of this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FOXCONN TECHNOLOGY CO LTD
  TICKER:                N/A             CUSIP:     Y3002R105
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 Audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of joint-venture in                              ISSUER          NO           N/A               N/A
People's Republic of China

PROPOSAL #A.4: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Receive the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.8 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings proposed stock dividend:140
shares for 1,000 shares held

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.6: Approve the revision to the rules of                        ISSUER          YES          FOR               FOR
shareholder meeting

PROPOSAL #B.7: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.8: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUBON FINL HLDG CO LTD
  TICKER:                N/A             CUSIP:     Y26528102
  MEETING DATE:          12/5/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to acquire Ing Life Insurance                        ISSUER          YES          FOR               FOR
Co. Limited for US 600 million, the subordinated debt
 issuance and its issued subordinated Corporate Bonds
 via private placement

PROPOSAL #2.: No other proposals and extraordinary                         ISSUER          NO           N/A               N/A
motions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUBON FINL HLDG CO LTD
  TICKER:                N/A             CUSIP:     Y26528102
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 Audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of the corporate                       ISSUER          NO           N/A               N/A
bonds via private placement

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
[there is no dividend will be distributed]

PROPOSAL #B.3: Approve that the Company intends to                         ISSUER          YES          FOR               FOR
develop a plan for the long term raising of capital
and authorize the Board of Directors to take
appropriate measures at the appropriate time to

PROPOSAL #B.4: Approve the revision to the procedure                       ISSUER          YES          FOR               FOR
of asset acquisition or disposal

PROPOSAL #B.5: Elect Mr. K. C. Chen, ID NO.:                               ISSUER          YES          FOR               FOR
A210358712 as an Independent Director to the 4th term
 of Board of Directors

PROPOSAL #B.6: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAFISA S A
  TICKER:                N/A             CUSIP:     P4408T158
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Receive the accounts of the                                  ISSUER          YES          FOR               FOR
Administrators and vote on the financial statements
regarding the FYE 31 DEC 2008

PROPOSAL #II.: Approve the net profits from the FY of                      ISSUER          YES          FOR               FOR
 2008 and the distribution of dividends in the amount
 of BRL 26,106,142,88

PROPOSAL #III.: Elect the Members of the Board of                          ISSUER          YES          FOR               FOR
Directors

PROPOSAL #IV.: Ratify the amounts paid on account of                       ISSUER          YES          FOR               FOR
aggregate remuneration attributed to the
administrators of the Company for the 2008 FY and
setting of the amount of the aggregate remuneration
to be paid to the administrators of the Company in
the 2009 FY

PROPOSAL #V.: Approve to decide on the newspapers in                       ISSUER          YES          FOR               FOR
which Company notices will be published

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAFISA S A
  TICKER:                N/A             CUSIP:     P4408T158
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Amend the Corporate Bylaws of the                            ISSUER          YES        AGAINST           AGAINST
Company, more specifically Articles (I.I) 3, so as to
 clarify the Corporate purpose of the Company, (I.II)
 5, so as to reflect the increases in capital
approved by the Board of Directors within the
authorized share capital limits, (I.III) 6, to adapt
the text of its sole Paragraph to the legal
provision, (I.IV) 8, to include three new Paragraphs
concerning the instatement of the general meetings,
(I.V) 21, so as to adjust the authority of the Board
of Directors, (I.VI) 27, so as to adjust the
authority of the Chief Executive Officer, (I.VII) 30,
 to adjust the manner in which the Company is
represented in specific situations and the duration
for the granting of powers of attorney, (I.VIII)
Exclude Article 47, temporary provision contained in
the general provisions of the Corporate Bylaws of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAFISA S A
  TICKER:                N/A             CUSIP:     P4408T158
  MEETING DATE:          5/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Amend Article 3, so as to clarify the                       ISSUER          YES          FOR               FOR
Corporate purpose of the Company

PROPOSAL #1.2: Amend Article 5, so as to reflect the                       ISSUER          YES        AGAINST           AGAINST
increases in capital approved by the Board of
Directors, within the authorized share capital limits
 of the Corporate Bylaws of the Company

PROPOSAL #1.3: Amend Article 6, to adapt the text of                       ISSUER          YES          FOR               FOR
its sole paragraph to the legal provision of the
Corporate Bylaws of the Company

PROPOSAL #1.4: Amend Article 8, to include three new                       ISSUER          YES          FOR               FOR
Paragraphs concerning the instatement of the general
meetings of the Corporate Bylaws of the Company

PROPOSAL #1.5: Amend Article 21, so as to adjust the                       ISSUER          YES          FOR               FOR
authority of the Board of Directors of the Corporate
Bylaws of the Company

PROPOSAL #1.6: Amend Article 27, so as to adjust the                       ISSUER          YES          FOR               FOR
authority of the Chief Executive Officer of the
Corporate Bylaws of the Company

PROPOSAL #1.7: Amend Article 30, to adjust the manner                      ISSUER          YES          FOR               FOR
 in which the Company is represented in specific
situations and the duration for the granting of
powers of attorney of the Corporate Bylaws of the

PROPOSAL #1.8: Amend to exclude Article 47, temporary                      ISSUER          YES          FOR               FOR
 provision contained in the general provisions of the
 Corporate Bylaws of the Company, all in accordance
with the proposal made available on this date to
shareholders at the websites of the Securities
Commission and of Bovespa, through the periodical
information IPE in Portuguese System of the Corporate
 Bylaws of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAIL (INDIA) LTD
  TICKER:                N/A             CUSIP:     Y2682X135
  MEETING DATE:          7/5/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Amend, pursuant to the provision of                         ISSUER          YES          FOR               FOR
Section 17 and other applicable provisions of the
Companies Act, 1956, including any statutory
modification or re-enactment thereof for the time
being in force, the main objects Clause of the
Memorandum of Association of the Company by
substituting the existing Clause No. 17 & 20 and
adding new Clause No. 23 & 24 as under: Clause No.
17; Clause No. 20; Clause No. 23; Clause No. 24 as
specified; and authorize the Board of Directors to do
 all such acts, deeds, matters and things as may be
considered necessary, desirable or expedient for
giving effect to the above resolution and to delegate
 the authority duly vested in it by virtue hereof to
the Chairman & Managing Director and/or Director
and/or Company Secretary to do the various acts,
deeds, and things required to be done in this behalf

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAIL (INDIA) LTD
  TICKER:                N/A             CUSIP:     Y2682X135
  MEETING DATE:          9/4/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance                        ISSUER          YES          FOR               FOR
sheet as at 31 MAR 2008, profit & loss account for
the YE 31 MAR 2008, the Board's Report, the Auditors'
 Report and the comments thereupon of Comptroller &
Auditor General of India

PROPOSAL #2.: Declare dividend on Equity Share                             ISSUER          YES          FOR               FOR
Capital for the FYE on 31 MAR 2008, the Board has
recommended a total dividend of 100% on the paid-up
Equity Share Capital of the Company for the YE 31 MAR
 2008, which includes interim dividend of 40% already
 paid in DEC 2007

PROPOSAL #3.: Re-appoint Shri R.K. Goel as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Dr. Amit Mitra as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Dr. A.K. Kundra as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company to decide and fix the remuneration of the
Statutory/Branch Auditors of the Company for the FY
2008-2009, as may be deemed fit by the Board

PROPOSAL #7.: Appoint, in accordance with the                              ISSUER          YES          FOR               FOR
provision of Section 257 and other applicable
provision, if any, of the Companies Act, 1956, Dr.
U.K. Sen as a Director of the Company, liable to
retire by Rotation

PROPOSAL #S.8: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Sections 16, 31, 94 and other applicable provisions
of the Companies Act, 1956, and other applicable
laws, if any, to increase the authorized share
capital of the Company from INR 1,000 Crores to INR
2,000 Crores, ranking pan passu with the existing
equity shares; amend the existing ClauseV of the
Memorandum of Association of the Company by way of
substitution of the Clause as specified; the existing
 Article 5 of the Articles of Association of the
Company be amended by way of substitution of the
Article as specified; authorize the Chief Managing
Director and/or Director and/or Company Secretary to
do all such acts, deeds, matters and things and
execute all such deeds, documents and instruments as
may be deemed necessary to effectuate the decision in

PROPOSAL #9.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company, in accordance with the relevant provisions
of the Memorandum and Articles of Association of the
Company and recommendation of the Board of Directors,
 and subject to the guidelines issued by the
Securities and Exchange Board of India and such other
 consents or approvals as may be required in this
regard or applicable, and subject to the conditions
and modifications, if any, as may be prescribed and
agreed to by the Board, [herein after referred to as
the Board, which expression shall include a Committee
 of Directors duly authorized in this behalf], for
capitalization of a sum of INR 422,82,58,000/- being
part of the amount standing to the credit of the
General Reserve in the books of the Company, be
capitalized and distributed amongst the holders of
the existing equity shares of the Company whose names
 stand on the Register of Members/ Beneficial Owners
on Record Date/Book Closure to be fixed separately in
 this behalf that they become entitled thereto as
capital and not as income and that the same be not
paid in cash but be applied on behalf of such
shareholders as aforesaid in paying up in full at par
 42,28,25,800 new equity shares of INR 10/-each to be
 allotted, distributed and credited as fully paid-up
amongst the said shareholders in the proportion of 1
new equity share for every 2 existing equity shares
held by them; the issue and allotment of new equity
shares and payment in respect of fractional
entitlement, if any, in terms hereof to the non-
resident shareholders of the Company, shall be
subject to the provisions of the Regulations made
under the Foreign Exchange Management Act, 1999; the
42,28,25,800 new equity shares of INR 10/- each to be
 allotted as Bonus Shares, shall be subject to the
Memorandum and Articles of Association of the Company
 and shall rank, in all respects, pan passu with the
existing equity shares of the Company and shall be
entitled to participate in full in any dividend
declared after the Bonus shares are allotted; no
letter of allotment shall be issued in respect of
Bonus Shares and Members holding in physical form
will be delivered share certificates except that the
Bonus shares will be credited to demat accounts of
the allottees who are holding the existing equity
shares in electronic form; the Board shall not issue
any certificate or coupon in respect of fractional
shares, but the total number of such new equity
shares representing such fractions shall be allotted
by the Board to a nominee[s] to be selected by the
Board, who would hold them as trustee[s] for the
equity shareholders who would have entitled to such
fractions, such nominee[s] will as soon as possible
sell such equity shares at the prevailing market rate
 and the net sale proceeds of such shares, after
adjusting the cost and expenses in respect thereof,
be distributed among such Members who are entitled to
 such fractions in proportion of their respective
holding and allotment of fractions thereof, authorize
 the Board of Directors to take all other steps as
may be

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAMUDA BHD
  TICKER:                N/A             CUSIP:     Y2679X106
  MEETING DATE:          12/16/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the payment of the Directors'                        ISSUER          YES          FOR               FOR
fees of MYR 334,000 for the YE 31 JUL 2008

PROPOSAL #2.: Re-elect Mr. Goon Heng Wah as a                              ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 95 of the
Company's Articles of Association

PROPOSAL #3.: Re-elect Mr. Ir Ha Tiing Tai as a                            ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 95 of the
Company's Articles of Association

PROPOSAL #4.: Re-elect Ms. Wong Chin Yen as a                              ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 95 of the
Company's Articles of Association

PROPOSAL #5.: Re-appoint Y. Bhg Tan Sri Dato' Ir                           ISSUER          YES          FOR               FOR
Talha bin Haji Mohd Hashim as a Director of the
Company, who retires pursuant to Section 129 of the
Companies Act, 1965, to hold office until the
conclusion of the next AGM

PROPOSAL #6.: Re-appoint Y. Bhg Tan Sri Dato' Mohd                         ISSUER          YES          FOR               FOR
Ramli bin Kushairi as a Director of the Company, who
retires pursuant to Section 129 of the Companies Act,
 1965, to hold office until the conclusion of the
next AGM

PROPOSAL #7.: Re-appoint Y. Bhg Dato' Ir Kamarul                           ISSUER          YES          FOR               FOR
Zaman bin Mohd Ali as a Director of the Company, who
retires pursuant to Section 129 of the Companies Act,
 1965, to hold office until the conclusion of the

PROPOSAL #8.: Re-appoint Y. M. Raja Dato' Seri Abdul                       ISSUER          YES          FOR               FOR
Aziz bin Raja Salim as a Director of the Company, who
 retires pursuant to Section 129 of the Companies
Act, 1965, to hold office until the conclusion of the
 next AGM

PROPOSAL #9.: Re-appoint Messrs. Ernst & Young, the                        ISSUER          YES          FOR               FOR
retiring Auditors, and authorize the Directors to fix
 their remuneration

PROPOSAL #10.: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Section 132D of the Companies Act, 1965, to allot and
 issue shares in the Company, at any time and upon
such terms and conditions and for such purposes as
the Directors may in their absolute discretion deem
fit, provided that the aggregate number of shares
issued pursuant to this resolution does not exceed
10% of the issued share capital of the Company for
the time being and to obtain the approval of Bursa
Malaysia Securities Berhad for the listing of and
quotation for the additional shares so issued;
[Authority expires at the conclusion of the next AGM

PROPOSAL #11.: Authorize the Company, subject to the                       ISSUER          YES          FOR               FOR
provisions of the Companies Act, 1965, the Articles
of Association of the Company, the requirements of
Bursa Malaysia Securities Berhad [Bursa Securities]
and the approvals of all relevant government and/or
regulatory authorities, to purchase such number of
ordinary shares of MYR 1.00 each of the Company
[Proposed Share Buy-back] as may be determined by the
 Directors of the Company from time to time through
Bursa Securities upon such terms and conditions as
the Directors may deem fit in the interest of the
Company provided that the aggregate number of shares
to be purchased pursuant to this resolution does not
exceed 10% of the total issued and paid-up share
capital for the time being of the Company and an
amount not exceeding the retained profits and/or
share premium of the Company be allocated by the
Company for the Proposed Share Buy-back; and at the
discretion of the Directors, upon such purchase by
the Company of its own shares, the purchased shares
will be cancelled and/or retained as treasury shares
and subsequently be cancelled, distributed as
dividends or resold on Bursa Securities; and
authorize the Directors to do all acts and things and
 to enter into and execute all commitments,
transactions, deeds, agreements, arrangements,
undertakings, indemnities, transfers, assignments
and/or guarantees as the Directors may deem fit and
expedient in order to implement, finalize and give
full effect to the proposed Share Buy-back with full
powers to assent to any conditions, modifications,
revaluations, variations and/or amendments as may be
required or imposed by any relevant authorities
and/or any amendments, variations and/or
modifications in the interest of the Company as may
be approved by any relevant authorities if such
approvals are required; [Authority expires earlier at
 the conclusion of the next AGM of the Company or the
 expiration of the period within which the next AGM
after that date is required by law to be held], but
not so as to prejudice the completion of the purchase
 of its own shares by the Company before the
aforesaid expiry date and, in any event, in
accordance with the provisions of the Listing

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAZIT GLOBE (1982) LTD
  TICKER:                N/A             CUSIP:     M4792X107
  MEETING DATE:          8/5/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
Directors' report for the year 2007

PROPOSAL #2.: Re-appoint the Accountant-Auditors and                       ISSUER          YES          FOR               FOR
authorize the Board to fix their fees

PROPOSAL #3.: Appoint Ms. Noga Kanz as an External                         ISSUER          YES        AGAINST           AGAINST
Director for a statutory 3 year period, approval of
the issue to her of options on a cashless exercise
basis on the same terms as the options held by the
existing Directors, annual remuneration and meeting
attendance fees in the amounts permitted by law,
indemnity and insurance cover as approved for other
Directors

PROPOSAL #4.: Re-appoint Mr. Dori Segal as a                               ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #5.: Approve the annual bonus in the amount                       ISSUER          YES        AGAINST           AGAINST
of NIS 415,730 and 19,000 options to the Deputy
Executive Chairman Mr. Arieh Mintkevitch

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAZIT GLOBE (1982) LTD
  TICKER:                N/A             CUSIP:     M4792X107
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES        ABSTAIN           AGAINST
Directors' report for the year 2007

PROPOSAL #2.: Re-appoint Accountant-Auditors and                           ISSUER          YES        ABSTAIN           AGAINST
authorize the Board to fix their fees

PROPOSAL #3.: Re-appoint Mr. Arieh Mintkevitch as a                        ISSUER          YES        ABSTAIN           AGAINST
Director

PROPOSAL #4.: Approve to renew the agreement with Mr.                      ISSUER          YES        ABSTAIN           AGAINST
 Mintkevitch for an additional 4 year period during
which his remuneration will be increased to NIS
72,000 a month [instead of NIS 60,000] and he will
receive 400,000 options by 4 annual installments with
 an exercise equal to the average price in the 30
days preceding issue [fair economic value estimated
at NIS 8.145 each

PROPOSAL #5.: Approve the annual bonus in the amount                       ISSUER          YES        ABSTAIN           AGAINST
of NIS 227,500 and 16,000 options to Mr. Mintkevitch
in respect of 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAZPROM NEFT
  TICKER:                N/A             CUSIP:     X7813K101
  MEETING DATE:          11/20/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the early termination of powers                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #2.: Elect the Board of Directors                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the interested parties                               ISSUER          YES          FOR               FOR
transactions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAZPROM NEFT OJSC, MOSCOW
  TICKER:                N/A             CUSIP:     X7813K101
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report as of FY 2008                      ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the annual accounting report,                        ISSUER          YES          FOR               FOR
profit and losses report as of FY 2008

PROPOSAL #3.: Approve the distribution of profit and                       ISSUER          YES          FOR               FOR
losses, dividend payments as of 2008 FY

PROPOSAL #4.: Elect the Board of Directors                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Elect the Audit Commission                                   ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the Auditor                                          ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the remuneration to be paid to                       ISSUER          YES          FOR               FOR
the members of the Board of Directors

PROPOSAL #8.: Approve the remuneration to be paid to                       ISSUER          YES          FOR               FOR
the members of the Audit Commission

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAZPROM O A O
  TICKER:                N/A             CUSIP:     368287207
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approval of the annual report of the                         ISSUER          YES          FOR               FOR
Company.

PROPOSAL #2.: Approval of the annual accounting                            ISSUER          YES          FOR               FOR
statements, including the profit and loss reports
[profit and loss accounts] of the Company.

PROPOSAL #3.: Approval of the distribution of profit                       ISSUER          YES          FOR               FOR
of the Company based on the results of 2008.

PROPOSAL #4.: Regarding the amount of, time for and                        ISSUER          YES          FOR               FOR
form of payment of dividends based on the results of
2008.

PROPOSAL #5.: Approval of the External Auditor of the                      ISSUER          YES          FOR               FOR
 Company.

PROPOSAL #6.: Regarding the remuneration of Members                        ISSUER          YES        AGAINST           AGAINST
of the Board of Directors and Audit Commission of the
 Company.

PROPOSAL #7.1: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] regarding receipt by OAO
Gazprom of funds in a maximum sum of 500 million U.S.
 dollars or its equivalent in rubles or euros, for a
term of up to and including 5 years, with interest
for using the loans to be paid at a rate not
exceeding 15% per annum in the case of loans in U.S.
dollars / euros and at a rate not exceeding the Bank
of Russia's refinancing rate in effect on the date of
 entry into the applicable loan agreement, plus 3%
per annum, in the case of loans in rubles.

PROPOSAL #7.2: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Sberbank of
 Russia OAO regarding receipt by OAO Gazprom of funds
 in a maximum sum of 1.5 billion U.S. dollars or its
equivalent in rubles or euros, for a term of up to
and including 5 years, with interest for using the
loans to be paid at a rate not exceeding 15% per
annum in the case of loans in U.S. dollars / euros
and at a rate not exceeding the Bank of Russia's
refinancing rate in effect on the date of entry into
the applicable loan agreement, plus 3% per annum, in
the case of loans in rubles.

PROPOSAL #7.3: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO VTB
Bank regarding receipt by OAO Gazprom of funds in a
maximum sum of 1 billion U.S. dollars or its
equivalent in rubles or euros, for a term of up to
and including 5 years, with interest for using the
loans to be paid at a rate not exceeding 15% per
annum in the case of loans in U.S. dollars / euros
and at a rate not exceeding the Bank of Russia's
refinancing rate in effect on the date of entry into
the applicable loan agreement, plus 3% per annum, in
the case of loans in rubles.

PROPOSAL #7.4: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and State
Corporation Bank for Development and Foreign Economic
 Affairs [Vnesheconombank] regarding receipt by OAO
Gazprom of funds in a maximum sum of 6 billion U.S.
dollars or its equivalent in rubles or euros, for a
term of up to and including 5 years, with interest
for using the loans to be paid at a rate not
exceeding 15% per annum in the case of loans in U.S.
dollars / euros and at a rate not exceeding the Bank
of Russia's refinancing rate in effect on the date of
 entry into the applicable loan agreement, plus 3%
per annum, in the case of loans in rubles.

PROPOSAL #7.5: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Rosselkhozbank regarding receipt by OAO Gazprom of
funds in a maximum sum of 1.5 billion U.S. dollars or
 its equivalent in rubles or euros, for a term of up
to and including 5 years, with interest for using the
 loans to be paid at a rate not exceeding 15% per
annum in the case of loans in U.S. dollars / euros
and at a rate not exceeding the Bank of Russia's
refinancing rate in effect on the date of entry into
the applicable loan agreement, plus 3% per annum, in
the case of loans in rubles.

PROPOSAL #7.6: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company], to be entered into
pursuant to a loan facility agreement between OAO
Gazprom and the bank, involving receipt by OAO
Gazprom of funds in a maximum sum of 25 billion
rubles, for a term not exceeding 30 calendar days,
with interest for using the loans to be paid at a
rate not exceeding the indicative rate based on the
offered rates of Russian ruble loans [deposits] in
the Moscow money market [MosPrime Rate] established
for loans with a maturity equal to the period of
using the applicable loan, quoted as of the date of
entry into the applicable transaction, increased by

PROPOSAL #7.7: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Sberbank of
 Russia OAO, to be entered into pursuant to a loan
facility agreement between OAO Gazprom and the bank,
involving receipt by OAO Gazprom of funds in a
maximum sum of 17 billion rubles, for a term not
exceeding 30 calendar days, with interest for using
the loans to be paid at a rate not exceeding the
indicative rate based on the offered rates of Russian
 ruble loans [deposits] in the Moscow money market
[MosPrime Rate] established for loans with a maturity
 equal to the period of using the applicable loan,
quoted as of the date of entry into the applicable

PROPOSAL #7.8: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Gazenergoprombank, to be entered into pursuant to a
loan facility agreement between OAO Gazprom and the
bank, involving receipt by OAO Gazprom of funds in a
maximum sum of 100 million U.S. dollars, for a term
not exceeding 30 calendar days, with interest for
using the loans to be paid at a rate not exceeding
the London Interbank Offered Rate [LIBOR] established
 for loans with a maturity equal to the period of
using the applicable loan, quoted as of the date of
entry into the applicable transaction, increased by

PROPOSAL #7.9: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO VTB
Bank, to be entered into pursuant to a loan facility
agreement between OAO Gazprom and the bank, involving
 receipt by OAO Gazprom of funds in a maximum sum of
5 billion rubles, for a term not exceeding 30
calendar days, with interest for using the loans to
be paid at a rate not exceeding the indicative rate
based on the offered rates of Russian ruble loans
[deposits] in the Moscow money market [MosPrime Rate]
 established for loans with a maturity equal to the
period of using the applicable loan, quoted as of the
 date of entry into the applicable transaction,

PROPOSAL #7.10: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which
Gazprombank [Open Joint Stock Company] will, upon the
 terms and conditions announced by it, accept and
credit funds transferred to accounts opened by OAO
Gazprom and conduct operations through the accounts
in accordance with OAO Gazprom's instructions, as
well as agreements between OAO Gazprom and
Gazprombank [Open Joint Stock Company] regarding
maintenance in the account of a non-reducible balance
 in a maximum sum not exceeding 20 billion rubles or
its equivalent in a foreign currency for each
transaction, with interest to be paid by the bank at
a rate not lower than 0.1% per annum in the relevant

PROPOSAL #7.11: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Sberbank of
 Russia OAO pursuant to which Sberbank of Russia OAO
will, upon the terms and conditions announced by it,
accept and credit funds transferred to accounts
opened by OAO Gazprom and conduct operations through
the accounts in accordance with OAO Gazprom's

PROPOSAL #7.12: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Gazenergoprombank pursuant to which ZAO
Gazenergoprombank will, upon the terms and conditions
 announced by it, accept and credit funds transferred
 to accounts opened by OAO Gazprom and conduct
operations through the accounts in accordance with
OAO Gazprom's instructions.

PROPOSAL #7.13: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO VTB
Bank pursuant to which OAO VTB Bank will, upon the
terms and conditions announced by it, accept and
credit funds transferred to accounts opened by OAO
Gazprom and conduct operations through the accounts
in accordance with OAO Gazprom's instructions.

PROPOSAL #7.14: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which the
bank will provide services to OAO Gazprom making use
of the Bank Client electronic payments system,
including, without limitation, receipt from OAO
Gazprom of electronic payment documents for executing
 expense operations through accounts, provision of
the account electronic statements and conduct of
other electronic document processing, and OAO Gazprom
 will pay for the services provided at such tariffs
of the bank as may be in effect at the time the

PROPOSAL #7.15: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Sberbank of
 Russia OAO pursuant to which Sberbank of Russia OAO
will provide services to OAO Gazprom making use of
the Client Sberbank electronic payments system,
including, without limitation, receipt from OAO
Gazprom of electronic payment documents for executing
 expense operations through accounts, provision of
the account electronic statements and conduct of
other electronic document processing, and OAO Gazprom
 will pay for the services provided at such tariffs
of Sberbank of Russia OAO as may be in effect at the
time the services are provided.

PROPOSAL #7.16: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Gazenergoprombank pursuant to which ZAO
Gazenergoprombank will provide services to OAO
Gazprom making use of the Bank Client electronic
payments system, including, without limitation,
receipt from OAO Gazprom of electronic payment
documents for executing expense operations through
accounts, provision of the account electronic
statements and conduct of other electronic document
processing, and OAO Gazprom will pay for the services
 provided at such tariffs of ZAO Gazenergoprombank as
 may be in effect at the time the services are

PROPOSAL #7.17: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO VTB
Bank pursuant to which OAO VTB Bank will provide
services to OAO Gazprom making use of the Bank Client
 electronic payments system, including, without
limitation, receipt from OAO Gazprom of electronic
payment documents for executing expense operations
through accounts, provision of the account electronic
 statements and conduct of other electronic document
processing, and OAO Gazprom will pay for the services
 provided at such tariffs of OAO VTB Bank as may be
in effect at the time the services are provided.

PROPOSAL #7.18: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, the foreign
 currency purchase/sale transactions between OAO
Gazprom and Gazprombank [Open Joint Stock Company],
to be entered into under the General Agreement on the
 Conduct of Conversion Operations between OAO Gazprom
 and the bank dated as of September 12, 2006, No.
3446, in a maximum sum of 500 million U.S. dollars or
 its equivalent in rubles, euros or other currency
for each transaction.

PROPOSAL #7.19: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which OAO
Gazprom will grant suretyships to secure performance
of OAO Gazprom's subsidiaries' obligations to
Gazprombank [Open Joint Stock Company] with respect
to the bank's guarantees issued to the Russian
Federation's tax authorities in connection with the
subsidiaries challenging such tax authorities' claims
 in court, in an aggregate maximum sum equivalent to
500 million U.S. dollars and for a period of not more
 than 14 months.

PROPOSAL #7.20: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Sberbank of
 Russia OAO pursuant to which OAO Gazprom will grant
suretyships to secure performance of OAO Gazprom's
subsidiaries' obligations to Sberbank of Russia OAO
with respect to the bank's guarantees issued to the
Russian Federation's tax authorities in connection
with the subsidiary companies challenging such tax
authorities' claims in court, in an aggregate maximum
 sum equivalent to 500 million U.S. dollars and for a
 period of not more than 14 months.

PROPOSAL #7.21: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which OAO
Gazprom will grant suretyships to secure performance
of OAO Gazprom's subsidiaries' obligations to
Gazprombank [Open Joint Stock Company] with respect
to the bank's guarantees issued to the Russian
Federation's tax authorities related to such
companies' obligations to pay excise taxes in
connection with exports of petroleum products that
are subject to excise taxes, and eventual penalties,
in a maximum sum of 1.8 billion rubles and for a
period of not more than 14 months.

PROPOSAL #7.22: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Nord Stream
 AG pursuant to which OAO Gazprom will issue a
guarantee [suretyship] to Nord Stream AG to secure
performance of OOO Gazprom Export's obligations under
 a gas transportation agreement between Nord Stream
AG and OOO Gazprom Export, including its obligations
to pay a tariff for the transportation of gas via the
 North Stream gas pipeline on the basis of an agreed-
upon model for calculating the tariff, in an
aggregate maximum sum of 24.035 billion euros.

PROPOSAL #7.23: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which
Gazprombank [Open Joint Stock Company] undertakes
under instructions of OAO Gazprom and for a fee not
exceeding 0.5% per annum, to open on a monthly basis
documentary irrevocable uncovered letters of credit
in favor of AK Uztransgaz in connection with payments
 for its services related to natural gas
transportation across the territory of the Republic
of Uzbekistan, with the maximum amount under all of
the simultaneously outstanding letters of credit
being 81 million U.S. dollars.

PROPOSAL #7.24: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Beltransgaz pursuant to which OAO Gazprom will grant
OAO Beltransgaz temporary possession and use of the
facilities of the Yamal-Europe trunk gas pipeline
system and related service equipment that are
situated in the territory of the Republic of Belarus
for a period of not more than 12 months and OAO
Beltransgaz will make payment for using such property
 in a maximum sum of 6.33 billion rubles.

PROPOSAL #7.25: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Gazpromregiongaz pursuant to which OAO Gazprom will
grant OAO Gazpromregiongaz temporary possession and
use of the property complex of the gas distribution
system, comprised of facilities designed to transport
 and supply gas directly to consumers [gas off taking
 pipelines, gas distribution pipelines, inter-
township and street gas pipelines, high-, medium- and
 low-pressure gas pipelines, gas flow control
stations and buildings], for a period of not more
than 12 months and OAO Gazpromregiongaz will make
payment for using such property in a maximum sum of

PROPOSAL #7.26: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Gazprom
 Neft Orenburg pursuant to which OAO Gazprom will
grant ZAO Gazprom Neft Orenburg temporary possession
and use of the wells and downhole and above-ground
well equipment within the Eastern Segment of the
Orenburgskoye oil and gas-condensate field for a
period of not more than 12 months and ZAO Gazprom
Neft Orenburg will make payment for using such
property in a maximum sum of 1.5 billion rubles.

PROPOSAL #7.27: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Gazpromtrubinvest pursuant to which OAO Gazprom will
grant OAO Gazpromtrubinvest temporary possession and
use of the building and equipment of a tubing and
casing manufacturing facility with a thermal
treatment shop and pipe coating unit, situated in the
 Kostromskaya Region, town of Volgorechensk, for a
period of not more than 12 months and OAO
Gazpromtrubinvest will make payment for using such
property in a maximum sum of 451 million rubles.

PROPOSAL #7.28: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Lazurnaya pursuant to which OAO Gazprom will grant
OAO Lazurnaya temporary possession and use of the
property of the first and second units of the
Lazurnaya Peak Hotel complex, situated in the city of
 Sochi, for a period of not more than 12 months and
OAO Lazurnaya will make payment for using such
property in a maximum sum of 93.3 million rubles.

PROPOSAL #7.29: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and DOAO
Tsentrenergogaz of OAO Gazprom pursuant to which OAO
Gazprom will grant DOAO Tsentrenergogaz of OAO
Gazprom temporary possession and use of the building
and equipment of the repair and machining shop at the
 home base of the oil and gas production department
for the Zapolyarnoye gas-oil-condensate field,
situated in the Yamalo-Nenetskiy Autonomous Area,
Tazovskiy District, township of Novozapolyarnyi, as
well as of the building and equipment of the repair
and machining shop at the Southern Regional Repair
Base, situated in the Stavropolskiy Province, town of
 Izobilnyi, for a period of not more than 12 months
and DOAO Tsentrenergogaz of OAO Gazprom will make
payment for using such property in a maximum sum of
115.5 million rubles.

PROPOSAL #7.30: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Gazpromtrans pursuant to which OAO Gazprom will grant
 OOO Gazpromtrans temporary possession and use of the
 infrastructure facilities of the railway stations of
 the Surgutskiy Condensate Stabilization Plant, of
the Sernaya railway station and of the Tvyordaya Sera
 railway station, the facilities of the railway
station situated in the town of Slavyansk-na-Kubani,
as well as the facilities of the railway line from
the Obskaya station to the Bovanenkovo station, for a
 period of not more than 12 months and OOO
Gazpromtrans will make payment for using such
property in a maximum sum of 2.1 billion rubles.

PROPOSAL #7.31: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Gazpromtrans pursuant to which OAO Gazprom will grant
 OOO Gazpromtrans temporary possession and use of
methanol tank cars for a period of not more than 5
years and OOO Gazpromtrans will make payment for
using such property in a maximum sum of 190 million

PROPOSAL #7.32: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Tsentrgaz pursuant to which OAO Gazprom will grant
OAO Tsentrgaz temporary possession and use of the
facilities of a preventative clinic that are situated
 in the Tulskaya Region, Shchokinskiy District,
township of Grumant, for a period of not more than 12
 months and OAO Tsentrgaz will make payment for using
 such property in a maximum sum of 24.1 million

PROPOSAL #7.33: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Druzhba
 pursuant to which OAO Gazprom will grant OAO Druzhba
 temporary possession and use of the facilities of
Druzhba vacation center [hotels, effluent treatment
facilities, transformer substations, entrance
checkpoints, cottages, utility networks, metal
fences, parking area, ponds, roads, pedestrian
crossings, playgrounds, sewage pumping station,
sports center, roofed ground-level arcade, servicing
station, diesel-generator station, boiler house
extension, storage facility, Fisherman's Lodge,
garage, as well as service machinery, equipment,
furniture and accessories] situated in the Moscow
Region, Naro-Fominskiy District, village of
Rogozinino, for a period of not more than 12 months
and OAO Druzhba will make payment for using such
property in a maximum sum of 249.55 million rubles.

PROPOSAL #7.34: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom will grant OAO
 Gazprom Promgaz temporary possession and use of
experimental prototypes of gas-using equipment [self-
contained modular boiler installation, recuperative
air heater, mini-boiler unit, radiant panel heating
system, U-shaped radiant tube, modularized compact
full-function gas and water treatment installations
for coal bed methane extraction wells, well-head
equipment, borehole enlargement device, and pressure
core sampler] located in the Rostovskaya Region, town
 of Kamensk-Shakhtinskiy, and the Kemerovskaya
Region, city of Novokuznetsk, for a period of not
more than 12 months and OAO Gazprom Promgaz will make
 payment for using such property in a maximum sum of
3.5 million rubles.

PROPOSAL #7.35: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which OAO
Gazprom will grant Gazprombank [Open Joint Stock
Company] temporary possession and use of the non-
residential premises in a building that are situated
at 31 Lenina Street, Yugorsk, Tyumenskaya Region and
are used to house a branch of Gazprombank [Open Joint
 Stock Company], with a total floor space of 810.6
square meters, and the plot of land occupied by the
building and required to use that building, with an
area of 3,371 square meters, for a period of not more
 than 12 months and Gazprombank [Open Joint Stock
Company] will make payment for using such property in
 a maximum sum of 2.61 million rubles.

PROPOSAL #7.36: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Salavatnefteorgsintez pursuant to which OAO Gazprom
will grant OAO Salavatnefteorgsintez temporary
possession and use of the gas condensate pipeline
running from the Karachaganakskoye gas condensate
field to the Orenburgskiy Gas Refinery for a period
of not more than 12 months and OAO
Salavatnefteorgsintez will make payment for using
such property in a maximum sum of 347 thousand rubles.

PROPOSAL #7.37: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Vostokgazprom pursuant to which OAO Gazprom will
grant OAO Vostokgazprom temporary possession and use
of an M-468R special-purpose communications
installation for a period of not more than 12 months
and OAO Vostokgazprom will make payment for using
such property in a maximum sum of 109 thousand rubles.

PROPOSAL #7.38: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO Gazprom
 Export pursuant to which OAO Gazprom will grant OOO
Gazprom Export temporary possession and use of an M-
468R special-purpose communications installation for
a period of not more than 12 months and OOO Gazprom
Export will make payment for using such property in a
 maximum sum of 129 thousand rubles.

PROPOSAL #7.39: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Neft pursuant to which OAO Gazprom will grant OAO
Gazprom Neft temporary possession and use of an M-
468R special-purpose communications installation for
a period of not more than 12 months and OAO Gazprom
Neft will make payment for using such property in a
maximum sum of 132 thousand rubles.

PROPOSAL #7.40: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Space Systems pursuant to which OAO Gazprom will
grant OAO Gazprom Space Systems temporary possession
and use of an ERP software and hardware solution,
System for Managing OAO Gazprom's Property and Other
Assets at OAO Gazcom Level [ERP], for a period of not
 more than 12 months and OAO Gazprom Space Systems
will make payment for using such property in a
maximum sum of 1.15 million rubles.

PROPOSAL #7.41: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Yamalgazinvest pursuant to which OAO Gazprom will
grant ZAO Yamalgazinvest temporary possession and use
 of an ERP software and hardware solution, System for
 Managing OAO Gazprom's Property and Other Assets at
ZAO Yamalgazinvest Level [ERP], for a period of not
more than 12 months and ZAO Yamalgazinvest will make
payment for using such property in a maximum sum of
1.74 million rubles.

PROPOSAL #7.42: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Gaztelecom pursuant to which OAO Gazprom will grant
ZAO Gaztelecom temporary possession and use of
communications facilities within the composition of
buildings, communications lines, communications
networks, cable duct systems and equipment, which are
 located in the city of Moscow, the city of
Maloyaroslavets, the city of Rostov-on-Don, the city
of Kaliningrad, in the Smolenskaya Region of the
Russian Federation and in the territory of the
Republic of Belarus, for a period of not more than 12
 months and ZAO Gaztelecom will make payment for
using such property in a maximum sum of 204.8 million

PROPOSAL #7.43: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
TsentrCaspneftegaz pursuant to which OAO Gazprom will
 extend to OOO TsentrCaspneftegaz long-term loans in
an aggregate maximum sum of 12.6 billion rubles for
the purpose of development by it in 2009-2011 of the
Tsentralnaya geological structure.

PROPOSAL #7.44: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which the
bank will issue guarantees to the Russian
Federation's customs authorities with respect to the
obligations of OAO Gazprom as a customs broker to pay
 customs payments and eventual interest and
penalties, in a maximum sum of 50 million rubles,
with the bank to be paid a fee at a rate of not more
than 1% per annum of the amount of the guarantee.

PROPOSAL #7.45: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will
deliver and OOO Mezhregiongaz will accept [off-take]
gas in an amount of not more than 300 billion cubic
meters, deliverable monthly, and will pay for gas a
maximum sum of 886.9 billion rubles.

PROPOSAL #7.46: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OOO Mezhregiongaz
undertakes under instructions of OAO Gazprom and for
a fee of not more than 200 million rubles, in its own
 name, but for OAO Gazprom's account, to accept and,
through OOO Mezhregiongaz's electronic trading site,
sell gas produced by OAO Gazprom and its affiliates,
in an amount of not more than 11.25 billion cubic
meters for a maximum sum of 20 billion rubles.

PROPOSAL #7.47: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OOO Mezhregiongaz
will deliver and OAO Gazprom will accept [off-take]
gas purchased by OOO Mezhregiongaz from independent
entities, in an amount of not more than 21.9 billion
cubic meters for a maximum sum of 70 billion rubles.

PROPOSAL #7.48: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO Gazprom
 Export pursuant to which OOO Gazprom Export
undertakes under instructions of OAO Gazprom and for
a fee of not more than 55 million rubles, in its own
name, but for OAO Gazprom's account, to accept and
sell in the market outside the customs territory of
the Russian Federation liquid hydrocarbons owned by
OAO Gazprom, including crude oil, gas condensate and
refined products [gasoline, liquefied gases, etc.],
in an amount of not more than 1.25 million tons for a
 maximum sum of 11 billion rubles.

PROPOSAL #7.49: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will
deliver and OOO Mezhregiongaz will accept [off-take]
gas purchased by OAO Gazprom from OAO LUKOIL and
stored in underground gas storage facilities, in an
amount of not more than 3.39 billion cubic meters,
and will pay for gas a maximum sum of 9.1 billion

PROPOSAL #7.50: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Northgas pursuant to which ZAO Northgas will deliver
and OAO Gazprom will accept [off-take] gas in an
amount of not more than 4.8 billion cubic meters,
deliverable monthly, and will pay for gas a maximum
sum of 4 billion rubles.

PROPOSAL #7.51: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Severneftegazprom pursuant to which OAO
Severneftegazprom will deliver and OAO Gazprom will
accept [off-take] gas in an amount of not more than
24.2 billion cubic meters and will pay for gas a
maximum sum of 23 billion rubles.

PROPOSAL #7.52: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Gazprom
 Neft Orenburg pursuant to which ZAO Gazprom Neft
Orenburg will deliver and OAO Gazprom will accept
[off-take] unstable crude oil in an amount of not
more than 650 thousand tons and will pay for crude
oil a maximum sum of 5.3 billion rubles.

PROPOSAL #7.53: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SIBUR
Holding pursuant to which OAO SIBUR Holding will
deliver and OAO Gazprom will accept [off-take] dry
stripped gas processed at gas refining complexes in
an amount of not more than 4.5 billion cubic meters
and will pay for gas a maximum sum of 5.1 billion

PROPOSAL #7.54: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SIBUR
Holding pursuant to which OAO Gazprom will sell and
OAO SIBUR Holding will buy ethane fraction in a total
 amount of 4.885 million tons for a maximum sum of
33.707 billion rubles.

PROPOSAL #7.55: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SIBUR
Holding pursuant to which OAO SIBUR Holding
undertakes under instructions of OAO Gazprom and for
a fee of not more than 30 million rubles, to enter
into: in OAO Gazprom's name and for OAO Gazprom's
account: agreements providing for the processing of
ethane fraction in an amount of not more than 275
thousand tons and with the maximum cost of ethane
fraction processing services being 2.6 billion
rubles; and agreements providing for the sale of
ethane fraction processing products [polyethylene] in
 an amount of not more than 180 thousand tons for a
maximum sum of 6.5 billion rubles; and in its own
name, but for OAO Gazprom's account: agreements on
arranging for the transportation and storage of
ethane fraction processing products [polyethylene]
owned by OAO Gazprom in an amount of not more than 36
 thousand tons for a maximum sum of 75 million rubles.

PROPOSAL #7.56: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SIBUR
Holding pursuant to which OAO Gazprom will provide
services related to arranging for the transportation
of gas in a total amount of not more than 1.2 billion
 cubic meters and OAO SIBUR Holding will pay for the
services related to arranging for the transportation
of gas via trunk gas pipelines a maximum sum of 1
billion rubles.

PROPOSAL #7.57: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Tomskgazprom pursuant to which OAO Gazprom will
provide services related to arranging for the
transportation of gas in a total amount of not more
than 3 billion cubic meters and OAO Tomskgazprom will
 pay for the services related to arranging for the
transportation of gas via trunk gas pipelines a
maximum sum of 1.2 billion rubles.

PROPOSAL #7.58: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will
provide services related to arranging for the
transportation of gas in a total amount of not more
than 45 billion cubic meters across the territory of
the Russian Federation, CIS countries and Baltic
states and OOO Mezhregiongaz will pay for the
services related to arranging for the transportation
of gas via trunk gas pipelines a maximum sum of 70

PROPOSAL #7.59: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Neft pursuant to which OAO Gazprom will provide
services related to arranging for the transportation
of gas in a total amount of not more than 3.8 billion
 cubic meters and OAO Gazprom Neft will pay for the
services related to arranging for the transportation
of gas via trunk gas pipelines a maximum sum of 2.62
billion rubles.

PROPOSAL #7.60: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO NOVATEK
 pursuant to which OAO Gazprom will provide services
related to arranging for the transportation of gas in
 a total amount of not more than 45 billion cubic
meters and OAO NOVATEK will pay for the services
related to arranging for the transportation of gas
via trunk gas pipelines a maximum sum of 60 billion
rubles..

PROPOSAL #7.61: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO NOVATEK
 pursuant to which OAO Gazprom will provide services
related to arranging for the injection into and
storage in underground gas storage facilities of gas
owned by OAO NOVATEK in an amount of not more than 1
billion cubic meters and OAO NOVATEK will pay for the
 services related to arranging for gas injection and
storage a maximum sum of 400 million rubles, as well
as services related to arranging for the off-taking
from underground gas storage facilities of gas owned
by OAO NOVATEK in an amount of not more than 1
billion cubic meters and OAO NOVATEK will pay for the
 services related to arranging for the off-taking of
gas a maximum sum of 20 million rubles.

PROPOSAL #7.62: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and a/s
Latvijas Gaze pursuant to which OAO Gazprom will sell
 and a/s Latvijas Gaze will purchase gas as follows:
in an amount of not more than 750 million cubic
meters for a maximum sum of 225 million euros in the
second half of 2009 and in an amount of not more than
 750 million cubic meters for a maximum sum of 225
million euros in the first half of 2010, as well as
pursuant to which a/s Latvijas Gaze will provide
services related to injection into and storage in the
 Ineukalna underground gas storage facility of gas
owned by OAO Gazprom, and related to its off-taking
and transportation across the territory of the
Republic of Latvia, as follows: in the second half of
 2009-services related to injection of gas in an
amount of not more than 1.2 billion cubic meters,
services related to storage and off-taking of gas in
an amount of not more than 800 million cubic meters
and services related to transportation of gas in an
amount of not more than 2 billion cubic meters, and
OAO Gazprom will pay for such services a maximum sum
of 20 million euros; and in the first half of 2010
– services related to injection of gas in an
amount of not more than 800 million cubic meters,
services related to storage and off-taking of gas in
an amount of not more than 1 billion cubic meters and
 services related to transportation of gas in an
amount of not more than 1.8 billion cubic meters, and
 OAO Gazprom will pay for such services a maximum sum

PROPOSAL #7.63: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and AB Lietuvos
 Dujos pursuant to which OAO Gazprom will sell and AB
 Lietuvos Dujos will purchase gas as follows: in an
amount of not more than 675 million cubic meters for
a maximum sum of 180 million euros in the second half
 of 2009 and in an amount of not more than 790
million cubic meters for a maximum sum of 210 million
 euros in the first half of 2010, as well as pursuant
 to which AB Lietuvos Dujos will provide services
related to the transportation of gas in transit mode
across the territory of the Republic of Lithuania as
follows: in the second half of 2009-in an amount of
not more than 743 million cubic meters, and OAO
Gazprom will pay for such gas transportation services
 a maximum sum of 3 million euros; and in the first
half of 2010-in an amount of not more than 1.25
billion cubic meters, and OAO Gazprom will pay for
such gas transportation services a maximum sum of 6.5

PROPOSAL #7.64: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and UAB Kauno
termofikacijos elektrin  pursuant to which OAO
Gazprom will sell and UAB Kauno termofikacijos
elektrin  will purchase gas as follows: in an amount
of not more than 180 million cubic meters for a
maximum sum of 48 million euros in the second half of
 2009 and in an amount of not more than 225 million
cubic meters for a maximum sum of 60 million euros in
 the first half of 2010.

PROPOSAL #7.65: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and MoldovaGaz
S.A. pursuant to which OAO Gazprom will deliver and
MoldovaGaz S.A. will accept [off-take] in 2010 gas in
 an amount of not more than 3.9 billion cubic meters
and will pay for gas a maximum sum of 1.33 billion
U.S. dollars.

PROPOSAL #7.66: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and MoldovaGaz
S.A. pursuant to which in 2010 MoldovaGaz S.A. will
provide services related to the transportation of gas
 in transit mode across the territory of the Republic
 of Moldova in an amount of not more than 22.1
billion cubic meters and OAO Gazprom will pay for the
 services related to the transportation of gas via
trunk gas pipelines a maximum sum of 55.4 million

PROPOSAL #7.67: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and KazRosGaz
LLP pursuant to which KazRosGaz LLP will sell and OAO
 Gazprom will purchase in 2010 gas in an amount of
not more than 1.2 billion cubic meters for a maximum
sum of 150 million U.S. dollars.

PROPOSAL #7.68: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and KazRosGaz
LLP pursuant to which in 2010 OAO Gazprom will
provide services related to the transportation across
 the territory of the Russian Federation of gas owned
 by KazRosGaz LLP in an amount of not more than 8.5
billion cubic meters and KazRosGaz LLP will pay for
the services related to the transportation of gas via
 trunk gas pipelines a maximum sum of 35.2 million
U.S. dollars.

PROPOSAL #7.69: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Beltransgaz pursuant to which OAO Gazprom will sell
and OAO Beltransgaz will purchase in 2010 gas in an
amount of not more than 22.1 billion cubic meters for
 a maximum sum of 4.42 billion U.S. dollars, as well
as pursuant to which in 2010 OAO Beltransgaz will
provide services related to the transportation of gas
 in transit mode across the territory of the Republic
 of Belarus via the gas transportation system of OAO
Beltransgaz and via the Byelorussian segment of
Russia's Yamal-Europe gas pipeline in an amount of
not more than 48.2 billion cubic meters and OAO
Gazprom will pay for the services related to the
transportation of gas via trunk gas pipelines a
maximum sum of 700 million U.S. dollars.

PROPOSAL #7.70: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Gazpromtrans pursuant to which OOO Gazpromtrans
undertakes, using in-house and/or outside personnel
and resources, to perform in accordance with
instructions from OAO Gazprom an aggregate of start-
up and commissioning work at OAO Gazprom's
facilities, with the time periods for performance
being from July 2009 to December 2009 and from
January 2010 to June 2010, and to deliver the results
 of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a maximum sum of 500 thousand

PROPOSAL #7.71: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Gazprom
 Invest Yug pursuant to which ZAO Gazprom Invest Yug
undertakes, using in-house and/or outside personnel
and resources, to perform in accordance with
instructions from OAO Gazprom an aggregate of start-
up and commissioning work at OAO Gazprom's
facilities, with the time periods for performance
being from July 2009 to December 2009 and from
January 2010 to June 2010, and to deliver the results
 of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a maximum sum of 150 million rubles.

PROPOSAL #7.72: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Yamalgazinvest pursuant to which ZAO Yamalgazinvest
undertakes, using in-house and/or outside personnel
and resources, to perform in accordance with
instructions from OAO Gazprom an aggregate of start-
up and commissioning work at OAO Gazprom's
facilities, with the time periods for performance
being from July 2009 to December 2009 and from
January 2010 to June 2010, and to deliver the results
 of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a maximum sum of 350 million rubles.

PROPOSAL #7.73: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Space Systems pursuant to which OAO Gazprom Space
Systems undertakes, during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions
from OAO Gazprom, to provide services related to the
implementation of OAO Gazprom's investment projects
involving the construction and commissioning of
facilities and OAO Gazprom undertakes to pay for such
 services a maximum sum of 600 thousand rubles.

PROPOSAL #7.74: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Yamalgazinvest pursuant to which ZAO Yamalgazinvest
undertakes, during the period from 01 JUL 2009 to 31
DEC 2010, in accordance with instructions from OAO
Gazprom, to provide services related to the
implementation of OAO Gazprom's investment projects
involving the construction and commissioning of
facilities and OAO Gazprom undertakes to pay for such
 services a maximum sum of 3.6 billion rubles.

PROPOSAL #7.75: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Gazprom
 Neft Orenburg pursuant to which ZAO Gazprom Neft
Orenburg undertakes, during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions
from OAO Gazprom, to provide services related to the
implementation of OAO Gazprom's investment projects
involving the construction and commissioning of
facilities and OAO Gazprom undertakes to pay for such
 services a maximum sum of 29.69 million rubles.

PROPOSAL #7.76: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Gazprom
 Invest Yug pursuant to which ZAO Gazprom Invest Yug
undertakes, during the period from 01 JUL 2009 to 31
DEC 2010, in accordance with instructions from OAO
Gazprom, to provide services related to the
implementation of OAO Gazprom's investment projects
involving the construction and commissioning of
facilities and OAO Gazprom undertakes to pay for such
 services a maximum sum of 3.3 billion rubles.

PROPOSAL #7.77: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Gazpromtrans pursuant to which OOO Gazpromtrans
undertakes, during the period from 01 JUL 2009 to 31
DEC 2010, in accordance with instructions from OAO
Gazprom, to provide services related to the
implementation of OAO Gazprom's investment projects
involving the construction and commissioning of
facilities and OAO Gazprom undertakes to pay for such
 services a maximum sum of 280 million rubles.

PROPOSAL #7.78: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Gaztelecom pursuant to which ZAO Gaztelecom
undertakes, during the period from 01 JUL 2009 to 31
DEC 2010, in accordance with instructions from OAO
Gazprom, to provide services related to the
implementation of OAO Gazprom's investment projects
involving the construction and commissioning of
facilities and OAO Gazprom undertakes to pay for such
 services a maximum sum of 6.35 million rubles.

PROPOSAL #7.79: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Federal
 Research and Production Center NefteGazAeroCosmos
pursuant to which ZAO Federal Research and Production
 Center NefteGazAeroCosmos undertakes, during the
period from 01 JUL 2009 to 31 DEC 2010, in accordance
 with instructions from OAO Gazprom, to provide
services related to the implementation of OAO
Gazprom's investment projects involving the
construction and commissioning of facilities and OAO
Gazprom undertakes to pay for such services a maximum
 sum of 6.7 million rubles.

PROPOSAL #7.80: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, in the event
of loss or destruction of or damage to, including
deformation of the original geometrical dimensions of
 the structures or individual elements of, machinery
or equipment; linear portions, technological
equipment or fixtures of trunk gas pipelines,
petroleum pipelines or refined product pipelines;
property forming part of wells; natural gas held at
the facilities of the Unified Gas Supply System in
the course of transportation or storage in
underground gas storage reservoirs [insured
property], as well as in the event of incurrence of
losses by OAO Gazprom as a result of an interruption
in production operations due to destruction or loss
of or damage to insured property [insured events], to
 make payment of insurance compensation to OAO
Gazprom or OAO Gazprom's subsidiaries to which the
insured property has been leased [beneficiaries], up
to the aggregate insurance amount of not more than 10
 trillion rubles in respect of all insured events,
and OAO Gazprom undertakes to pay OAO SOGAZ an
insurance premium in a total maximum amount of 5
billion rubles, with each agreement having a term of

PROPOSAL #7.81: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, in the event
that harm is caused to the life, health or property
of other persons or to the environment as a result of
 an emergency or incident that occurs, amongst other
things, because of a terrorist act at a hazardous
industrial facility operated by OAO Gazprom [insured
events], to make an insurance payment to the physical
 persons whose life, health or property has been
harmed, to the legal entities whose property has been
 harmed or to the state, acting through those
authorized agencies of executive power whose
jurisdiction includes overseeing protection of the
environment, in the event that harm is caused to the
environment [beneficiaries], up to the aggregate
insurance amount of not more than 30 million rubles,
and OAO Gazprom undertakes to pay an insurance
premium in a total maximum amount of 100 thousand
rubles, with each agreement having a term of 1 year.

PROPOSAL #7.82: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, in the event
that harm is caused to the life or health of OAO
Gazprom's employees [insured persons] as a result of
an accident that occurs during the period of the
insurance coverage on a 24-hour-a-day basis or
diseases that are diagnosed during the effective
period of the agreements [insured events], to make an
 insurance payment to the insured person or the
person designated by him as his beneficiary or to the
 heir of the insured person [beneficiaries], up to
the aggregate insurance amount of not more than 150
billion rubles, and OAO Gazprom undertakes to pay OAO
 SOGAZ an insurance premium in a total maximum amount
 of 40 million rubles, with each agreement having a
term of 1 year.

PROPOSAL #7.83: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, whenever
employees of OAO Gazprom or members of their families
 or non-working retired former employees of OAO
Gazprom or members of their families [insured persons
 who are beneficiaries] apply to a health care
institution for the provision of medical services
[insured events], to arrange and pay for the
provision of medical services to the insured persons
up to the aggregate insurance amount of not more than
 90 billion rubles and OAO Gazprom undertakes to pay
OAO SOGAZ an insurance premium in a total maximum
amount of 200 million rubles, with each agreement

PROPOSAL #7.84: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, whenever
employees of OAO Gazprom Avtopredpriyatie, a branch
of OAO Gazprom, or members of their families or non-
working retired former employees of OAO Gazprom
Avtopredpriyatie, a branch of OAO Gazprom, or members
 of their families [insured persons who are
beneficiaries] apply to a health care institution for
 the provision of medical services [insured events],
to arrange and pay for the provision of medical
services to the insured persons up to the aggregate
insurance amount of not more than 52.8 million rubles
 and OAO Gazprom undertakes to pay OAO SOGAZ an
insurance premium in a total maximum amount of 51.1
million rubles, with each agreement having a term of

PROPOSAL #7.85: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, in the event
that OAO Gazprom, acting in its capacity as customs
broker, incurs liability as a result of any harm
having been caused to the property of third persons
represented by OAO Gazprom in connection with the
conduct of customs operations [beneficiaries] and/or
any contracts with such persons having been breached
[insured events], to make an insurance payment to
such persons up to the aggregate insurance amount of
not more than 70 million rubles and OAO Gazprom
undertakes to pay OAO SOGAZ an insurance premium in a
 total maximum amount of 1 million rubles, with each
agreement having a term of 3 years.

PROPOSAL #7.86: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, whenever harm
 [damage or destruction] is caused to a
transportation vehicle owned by OAO Gazprom, or it is
 stolen or hijacked, or an individual component,
part, unit, device or supplementary equipment
installed on such transportation vehicle is stolen
[insured events], to make an insurance payment to OAO
 Gazprom [beneficiary] up to the aggregate insurance
amount of not more than 840 million rubles and OAO
Gazprom undertakes to pay OAO SOGAZ an insurance
premium in a total maximum amount of 16 million
rubles, with each agreement having a term of 1 year.

PROPOSAL #7.87: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, the
following interested-party transactions that may be
entered into by OAO Gazprom in the future in the
ordinary course of business, agreement between OAO
Gazprom and OAO SOGAZ pursuant to which OAO SOGAZ
undertakes, in the event of: assertion against
members of the Board of Directors or the Management
Committee of OAO Gazprom who are not persons holding
state positions in the Russian Federation or
positions in the state civil service [insured
persons] by physical or legal persons for whose
benefit the agreement will be entered into and to
whom harm could be caused, including shareholders of
OAO Gazprom, debtors and creditors of OAO Gazprom,
employees of OAO Gazprom, as well as the Russian
Federation represented by its authorized agencies and
 representatives [third persons [beneficiaries]], of
claims for compensation of losses resulting from
unintentional erroneous actions [inaction] by insured
 persons in the conduct by them of their managerial
activities; incurrence by insured persons of judicial
 or other costs to settle such claims; assertion
against OAO Gazprom by third persons [beneficiaries]
of claims for compensation of losses resulting from
unintentional erroneous actions [inaction] by insured
 persons in the conduct by them of their managerial
activities on the basis of claims asserted with
respect to OAO Gazprom's securities, as well as
claims originally asserted against insured persons;
incurrence by OAO Gazprom of judicial or other costs
to settle such claims [insured events], to make an
insurance payment to the third persons
[beneficiaries] whose interests have been harmed, as
well as to insured persons and/or OAO Gazprom in the
event of incurrence of judicial or other costs to
settle claims for compensation of losses, up to the
aggregate insurance amount of not more than the ruble
 equivalent of 100 million U.S. dollars, and OAO
Gazprom undertakes to pay OAO SOGAZ an insurance
premium in a total maximum amount equal to the ruble
equivalent of 2 million U.S. dollars, such agreement

PROPOSAL #7.88: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Vostokgazprom, OAO Gazprom Promgaz, OAO
Gazpromregiongaz, OOO Gazprom Export, OAO Gazprom
Space Systems, OOO Gazpromtrans, OOO Gazprom
Komplektatsiya, OAO Lazurnaya, ZAO Gazprom Neft
Orenburg, ZAO Yamalgazinvest, OAO
Salavatnefteorgsintez, DOAO Tsentrenergogaz of OAO
Gazprom and OAO Tsentrgaz [the Contractors] pursuant
to which the Contractors undertake to perform from 30
 AUG 2009 to 31 DEC 2009 in accordance with
instructions from OAO Gazprom the services of
arranging for and proceeding with a stocktaking of
the property, plant and equipment of OAO Gazprom that
 are to be leased to the Contractors and OAO Gazprom
undertakes to pay for such services an aggregate
maximum sum of 2.5 million rubles.

PROPOSAL #7.89: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and DOAO
Tsentrenergogaz of OAO Gazprom pursuant to which DOAO
 Tsentrenergogaz of OAO Gazprom undertakes to perform
 during the period from 01 JUL 2009 to 30 OCT 2010,
in accordance with instructions from OAO Gazprom,
research work for OAO Gazprom covering the following
subject: Development of regulatory documents in the
area of maintenance and repair of equipment and
structures , and to deliver the result of such work
to OAO Gazprom and OAO Gazprom undertakes to accept
the result of such work and to pay for such work a
total maximum sum of 31 million rubles.

PROPOSAL #7.90: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Gazavtomatika of OAO Gazprom pursuant to which OAO
Gazavtomatika of OAO Gazprom undertakes to perform
during the period from 01 JUL 2009 to 30 JUN 2011, in
 accordance with instructions from OAO Gazprom,
research work for OAO Gazprom covering the following
subjects: Development of key regulations regarding
the creation of integrated automatic process control
systems for the operating facilities of subsidiary
companies by type of activity [production,
transportation, underground storage and refining of
gas and gas condensate] ; and Development of model
technical requirements for designing automation
systems for facilities of software and hardware
complex by type of activity [production,
transportation, storage and refining of gas and gas
condensate] , and to deliver the results of such work
 to OAO Gazprom and OAO Gazprom undertakes to accept
the results of such work and to pay for such work a
total maximum sum of 26.55 million rubles.

PROPOSAL #7.91: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 30 JUL 2010, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Development of
recommendations regarding the determination of the
amounts of overhead expenses and anticipated profits
in the construction of OAO Gazprom's wells ;
Development of a technology for remotely updating
technological and other schemes directly in a
graphical data base ; Recommendations regarding the
application and utilization of alternative types of
energy resources for the gasification of industrial
enterprises, households and transportation vehicles ;
 and Preparation of a report on the financial and
economic feasibility of acquisition of shares owned
by OOO NGK ITERA in OAO Bratskekogaz, the holder of
the license for the right to use the subsoil of the
Bratskoye gas condensate field , and to deliver the
results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a total maximum sum of 49.1 million
 rubles.

PROPOSAL #7.92: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Development of
programs for the reconstruction and technological
upgrading of the gas facilities of the Gazprom Group
for 2010 ; Development of a Master Plan of the Siting
 of Facilities for the Production and Sale of
Liquefied Hydrocarbon Gases [Propane-Butane] ;
Organizing the metering of the quantities of gas,
condensate and oil extracted from the subsoil in the
process of development of gas condensate fields and
oil and gas condensate fields ; and Development of
cost estimation standards and rules for the
construction of trunk gas pipelines with a 12 MPa
pressure rating to meet OAO Gazprom's requirements ,
and to deliver the results of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAZPROM O A O
  TICKER:                N/A             CUSIP:     368287207
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #7.93: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Development of a
concept for utilization of renewable energy sources
by OAO Gazprom on the basis of an analysis of the
experience of global energy companies in the area of
development of alternative power ; Development of a
comprehensive Program for Early Diagnostics and
Prevention of Cardiovascular Diseases of OAO
Gazprom's Personnel ; Development of an Occupational
Risk Management System and a Program for Prevention
of Injuries to Personnel at OAO Gazprom's Enterprises
 ; Development of a regulatory and methodological
framework for the vocational selection of personnel
from OAO Gazprom's organizations to work on a
rotational team basis ; and Development of a
comprehensive Program for Early Identification and
Prevention of Oncological Diseases of OAO Gazprom's
Personnel , and to deliver the results of such work
to OAO Gazprom and OAO Gazprom undertakes to accept
the results of such work and to pay for such work a
total maximum sum of 132 million rubles.

PROPOSAL #7.94: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Development of
regulatory and technical documentation related to the
 organization and performance of repairs at OAO
Gazprom's facilities ; and Development of a Concept
for Streamlining Production Processes at Gas
Distribution Organizations , and to deliver the
results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a total maximum sum of 251.5
million rubles.

PROPOSAL #7.95: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 30 JUL 2011, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Improving the
regulatory and methodological framework for energy
saving at OAO Gazprom's facilities ; Development of a
 regulatory document for calculating indicators of
reliability of gas distribution systems ; Development
 of a regulatory framework for the diagnostic
servicing of gas distribution systems of the gas
supply sector ; Development of regulatory and
methodological documents in the area of study of gas
condensate characteristics of wells and fields in the
 course of prospecting and exploration work and in
overseeing the development of gas condensate fields
and oil and gas condensate fields ; and Development
of guidelines for the design, construction,
reconstruction and operation of gas distribution
systems , and to deliver the results of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total

PROPOSAL #7.96: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2011, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Development of
regulatory documents in the area of the energy
industry, including sea-based facilities ; and
Development of standardized systems for managing gas
distribution organizations , and to deliver the
results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a total maximum sum of 193 million
rubles.

PROPOSAL #7.97: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2011, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Development of a
system of medical, sanitary and psychological support
 for work at the Shtokman field making use of
rotational team labor ; Development of
recommendations for selecting efficient secondary
methods of extracting oil from oil-rimmed gas
condensate fields, using the Urengoiskoe and
Orenburgskoe fields as examples; and Development of
unified standards for evaluating [monitoring] and
forecasting the impact of natural, environmental and
production factors on the state of human health in
the area of construction of the Pre-Caspian gas
pipeline and development of the Caspian Sea shelf and
 Central Asian oil and gas fields , and to deliver
the results of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the results of such work
 and to pay for such work a total maximum sum of

PROPOSAL #7.98: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2011, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Analytical studies
of the cost of 1 meter of drilling progress at OAO
Gazprom's fields and sites ; Development of price
lists for repairs at OAO Gazprom's facilities ; and
Program for bringing gas pipeline branches into
operation through the year 2020 , and to deliver the
results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a total maximum sum of 495.1
million rubles.

PROPOSAL #7.99: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Arranging for the
monitoring of prices for all types of capital
construction resources with reference to areas of
clustered construction of OAO Gazprom's facilities ;
Develop a procedure for providing design
organizations with information about prices for
material and technical resources for the purpose of
adopting optimal decisions in designing the Unified
Gas Supply System's facilities ; and Perform an
analysis of the impact of changes in the commercial
rate of penetration for prospecting and exploration
wells and prepare measures designed to increase such
rate and reduce the cost of geological exploration
work, and to deliver the results of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total
 maximum sum of 93.2 million rubles.

PROPOSAL #7.100: Approve, in accordance with Chapter                       ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement of OAO Gazprom with OAO Gazprom
Promgaz and OAO Gazavtomatika of OAO Gazprom [the
Contractors] pursuant to which the Contractors
undertake to perform during the period from 01 JUL
2009 to 31 DEC 2009, in accordance with instructions
from OAO Gazprom, the services of implementing
programs for scientific and technical cooperation
between OAO Gazprom and foreign partner companies and
 OAO Gazprom undertakes to pay for such services a
total maximum sum of 2 million rubles.

PROPOSAL #7.101: Approve, in accordance with Chapter                       ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Gazprom
 Invest Yug, OOO Gazpromtrans, ZAO Gazprom
Zarubezhneftegaz, OAO Gazprom Promgaz, OOO
Severneftegazprom, ZAO Yamalgazinvest, ZAO Gazprom
Neft Orenburg, OOO Gazprom Komplektatsiya, OAO
Vostokgazprom, OAO Tomskgazprom, OAO TGK-1, OAO
Mosenergo, OOO Gazprom Tsentrremont, OAO Tsentrgaz,
OOO Gazprom Export, OAO Gazpromregiongaz, OAO Gazprom
 Neft, OOO Mezhregiongaz and Gazpromipoteka Fund [the
 Licensees] pursuant to which OAO Gazprom will grant
the Licensees a non-exclusive license to use OAO
Gazprom's trade marks,        , Gazprom and, which
have been registered in the State Register of Trade
Marks and Service Marks of the Russian Federation, as
 follows: on goods or labels or packaging of goods
which are produced, offered for sale, sold or
displayed at exhibitions or fairs or are otherwise
introduced into civil turnover in the territory of
the Russian Federation, or are stored or transported
for such purpose, or are brought into the territory
of the Russian Federation; in connection with the
performance of work or the provision of services,
including the development of oil or gas fields or the
 construction of oil pipelines or gas pipelines; on
accompanying, commercial or other documentation,
including documentation related to the introduction
of goods into civil turnover; in offers regarding the
 sale of goods, regarding the performance of work or
regarding the provision of services, as well as in
announcements, in advertisements, in connection with
the conduct of charitable or sponsored events, in
printed publications, on official letterheads, on
signs, including, without limitation, on
administrative buildings, industrial facilities,
multi-function refueling complexes with accompanying
types of roadside service, shops, car washes, cafes,
car service / tire fitting businesses, recreational
services centers, on transportation vehicles, as well
 as on clothes and individual protection gear; on the
 Licensees' seals; in the Internet network; and in
the Licensees' corporate names, and the Licensees
will pay OAO Gazprom license fees in the form of
quarterly payments for the right to use each of OAO
Gazprom's trade marks with respect to each
transaction in the amount of not more than 300 times
the minimum wage established by the effective
legislation of the Russian Federation as of the date
of signature of delivery and acceptance acts, plus
VAT at the rate required by the effective legislation
 of the Russian Federation, in a total maximum sum of
 68.4 million rubles.

PROPOSAL #8.1: Elect Mr. Akimov Andrey Igorevich as a                      ISSUER          YES        AGAINST           AGAINST
 Member of the Board of Directors of the Company.

PROPOSAL #8.2: Elect Mr. Ananenkov Alexander                               ISSUER          YES        AGAINST           AGAINST
Georgievich as a Member of the Board of Directors of
the Company.

PROPOSAL #8.3: Elect Mr. Bergmann Burckhard as a                           ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors of the Company.

PROPOSAL #8.4: Elect Mr. Gazizullin Farit Rafikovich                       ISSUER          YES        AGAINST           AGAINST
as a Member of the Board of Directors of the Company.

PROPOSAL #8.5: Elect Mr. Gusakov Vladimir                                  ISSUER          YES        AGAINST           AGAINST
Anatolievich as a Member of the Board of Directors of

PROPOSAL #8.6: Elect Mr. Zubkov Viktor Alexeevich as                       ISSUER          YES        AGAINST           AGAINST
a Member of the Board of Directors of the Company.

PROPOSAL #8.7: Elect Ms. Karpel Elena Evgenievna as a                      ISSUER          YES        AGAINST           AGAINST
 Member of the Board of Directors of the Company.

PROPOSAL #8.8: Elect Mr. Makarov Alexey Alexandrovich                      ISSUER          YES        AGAINST           AGAINST
 as a Member of the Board of Directors of the Company.

PROPOSAL #8.9: Elect Mr. Miller Alexey Borisovich as                       ISSUER          YES        AGAINST           AGAINST
a Member of the Board of Directors of the Company.

PROPOSAL #8.10: Elect Mr. Musin Valery Abramovich as                       ISSUER          YES          FOR               FOR
a Member of the Board of Directors of the Company.

PROPOSAL #8.11: Elect Ms. Nabiullina Elvira                                ISSUER          YES        AGAINST           AGAINST
Sakhipzadovna as a Member of the Board of Directors
of the Company.

PROPOSAL #8.12: Elect Mr. Nikolaev Viktor Vasilievich                      ISSUER          YES        AGAINST           AGAINST
 as a Member of the Board of Directors of the Company.

PROPOSAL #8.13: Elect Mr. Petrov Yury Alexandrovich                        ISSUER          YES        AGAINST           AGAINST
as a Member of the Board of Directors of the Company.

PROPOSAL #8.14: Elect Mr. Sereda Mikhail Leonidovich                       ISSUER          YES        AGAINST           AGAINST
as a Member of the Board of Directors of the Company.

PROPOSAL #8.15: Elect Mr. Foresman Robert Mark as a                        ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors of the Company.

PROPOSAL #8.16: Elect Mr. Fortov Vladimir Evgenievich                      ISSUER          YES        AGAINST           AGAINST
 as a Member of the Board of Directors of the Company.

PROPOSAL #8.17: Elect Mr. Shmatko Sergey Ivanovich as                      ISSUER          YES        AGAINST           AGAINST
 a Member of the Board of Directors of the Company.

PROPOSAL #8.18: Elect Mr. Yusufov Igor Khanukovich as                      ISSUER          YES        AGAINST           AGAINST
 a Member of the Board of Directors of the Company.

PROPOSAL #9.1: Elect Mr. Arkhipov Dmitry                                   ISSUER          YES          FOR               FOR
Alexandrovich as a Member of the Audit Commission of

PROPOSAL #9.2: Elect Mr. Bikulov Vadim Kasymovich as                       ISSUER          YES          FOR               FOR
a Member of the Audit Commission of the Company.

PROPOSAL #9.3: Elect Mr. Ishutin Rafael Vladimirovich                      ISSUER          YES          FOR               FOR
 as a Member of the Audit Commission of the Company.

PROPOSAL #9.4: Elect Mr. Kobzev Andrey Nikolaevich as                      ISSUER          YES          FOR               FOR
 a Member of the Audit Commission of the Company.

PROPOSAL #9.5: Elect Ms. Lobanova Nina Vladislavovna                       ISSUER          YES          FOR               FOR
as a Member of the Audit Commission of the Company.

PROPOSAL #9.6: Elect Ms. Mikhailova Svetlana                               ISSUER          YES          FOR               FOR
Sergeevna as a Member of the Audit Commission of the

PROPOSAL #9.7: Elect Mr. Nosov Yury Stanislavovich as                      ISSUER          YES        AGAINST           AGAINST
 a Member of the Audit Commission of the Company.

PROPOSAL #9.8: Elect Mr. Ozerov Sergey Mikhailovich                        ISSUER          YES        AGAINST           AGAINST
as a Member of the Audit Commission of the Company.

PROPOSAL #9.9: Elect Ms. Tikhonova Mariya Gennadievna                      ISSUER          YES        AGAINST           AGAINST
 as a Member of the Audit Commission of the Company.

PROPOSAL #9.10: Elect Ms. Tulinova Olga Alexandrovna                       ISSUER          YES                          AGAINST
as a Member of the Audit Commission of the Company.

PROPOSAL #9.11: Elect Mr. Shubin Yury Ivanovich as a                       ISSUER          YES                          AGAINST
Member of the Audit Commission of the Company.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GEDEON RICHTER LTD
  TICKER:                N/A             CUSIP:     X3124R133
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of                           ISSUER          NO           N/A               N/A
Directors on the 2008 business activities of the
Company and presentation of the annual report
prepared in accordance with the Accounting Act

PROPOSAL #2.: Receive the report of the Auditor                            ISSUER          NO           N/A               N/A

PROPOSAL #3.: Receive the report of the Supervisory                        ISSUER          NO           N/A               N/A
Board including the report of the Audit Committee

PROPOSAL #4.: Approve to determine and allocation of                       ISSUER          NO           N/A               N/A
the 2008 after tax profit of the Company, declaration
 of Dividends for the 2008 business year on the
common shares

PROPOSAL #5.: Approve of the 2008 annual report of                         ISSUER          NO           N/A               N/A
the Company prepared in accordance with the
Accounting Act, including the 2008 balance sheet

PROPOSAL #6.: Receive the report on the 2008 business                      ISSUER          NO           N/A               N/A
 activities of the Richter Group and presentation of
the consolidated report prepared in accordance with
the IFRS

PROPOSAL #7.: Receive the report of the Auditor on                         ISSUER          NO           N/A               N/A
the consolidated report

PROPOSAL #8.: Receive the report of the Supervisory                        ISSUER          NO           N/A               N/A
Board including the report of the Audit committee on
the consolidated report

PROPOSAL #9.: Approve the 2008 consolidated report                         ISSUER          NO           N/A               N/A

PROPOSAL #10.: Approve the Corporate Governance Report                     ISSUER          NO           N/A               N/A

PROPOSAL #11.: Authorize the Board of Directors for                        ISSUER          NO           N/A               N/A
the purchase of own shares of the Company

PROPOSAL #12.A: Amend the statutes concerning the                          ISSUER          NO           N/A               N/A
modifications of the scope of activities

PROPOSAL #12.B: Amend the statutes concerning the                          ISSUER          NO           N/A               N/A
exercise of employment rights

PROPOSAL #12.C: Amend the statutes implementing the                        ISSUER          NO           N/A               N/A
application of the modified terminology of the
capital market act and the Companies Act

PROPOSAL #12.D: Amend the statutes to delete from the                      ISSUER          NO           N/A               N/A
 general meeting s exclusive competence the
acceptance of public purchase offers relating to

PROPOSAL #12.E: Amend the statutes to delete the                           ISSUER          NO           N/A               N/A
automatic termination of the voting restrictions

PROPOSAL #12.F: Amend the statutes to delete from the                      ISSUER          NO           N/A               N/A
 general meeting s exclusive competence the decision
concerning measures disturbing public purchase offers

PROPOSAL #13.: Approve the consolidated text of the                        ISSUER          NO           N/A               N/A
Company's statutes [including amendments]

PROPOSAL #14.: Approve the remuneration of the                             ISSUER          NO           N/A               N/A
Members of the Board of Directors

PROPOSAL #15.A: Re-elect Dr. Attila Chikan as a                            ISSUER          NO           N/A               N/A
Member of the Supervisory board for a period of 3

PROPOSAL #15.B: Re-elect Mr. Jozsef Eros as a Member                       ISSUER          NO           N/A               N/A
of the Supervisory Board for a period of 3 years

PROPOSAL #15.C: Re-elect Dr. Maria Balogh as a Member                      ISSUER          NO           N/A               N/A
 of Supervisory Board for a period of 3 years

PROPOSAL #15.D: Re-elect Dr. Gabor Simon Kis as a                          ISSUER          NO           N/A               N/A
Member of the Supervisory Board for a period of 3

PROPOSAL #15.E: Re-elect Mr. Andras Sugar as a Member                      ISSUER          NO           N/A               N/A
 of the Supervisory Board for a period of 3 years

PROPOSAL #15.F: Re-elect Mr. Gabor Toth as a Member                        ISSUER          NO           N/A               N/A
of the Supervisory Board appointed by the Company's
Employees for a period of 3 years

PROPOSAL #15.G: Re-elect Mr. Jeno Fodor as a Member                        ISSUER          NO           N/A               N/A
of the Supervisory Board appointed by the Company's
Employees for a period of 3 years

PROPOSAL #15.H: Elect Mr. Andras Balasko as a Member                       ISSUER          NO           N/A               N/A
of the Supervisory Board appointed by the Company's
Employees for a period of 3 years

PROPOSAL #15.I: Re-elect Dr. Attila Chikan, Mr.                            ISSUER          NO           N/A               N/A
Jozsef Eros and Dr. Maria Balogh as the Supervisory
Board Members of the Audit Committee for a period of

PROPOSAL #16.: Approve the remuneration of the                             ISSUER          NO           N/A               N/A
Members of the Supervisory Board

PROPOSAL #17.: Approve the rules of procedure of the                       ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #18.: Elect the Company's Statutory Auditor                       ISSUER          NO           N/A               N/A

PROPOSAL #19.: Approve the remuneration of the                             ISSUER          NO           N/A               N/A
Company's statutory Auditor

PROPOSAL #20.: Miscellaneous                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GENTING BERHAD
  TICKER:                N/A             CUSIP:     Y26926116
  MEETING DATE:          6/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited financial statements                       ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008 and the Directors' and
Auditors' reports thereon

PROPOSAL #2.: Declare a final dividend of 4.0 sen                          ISSUER          YES          FOR               FOR
less 25% tax per ordinary share of 10 sen each for
the FYE 31 DEC 2008 to be paid on 27 JUL 2009 to
members registered in the Record of Depositors on 30

PROPOSAL #3.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
of MYR 826,900 for the FYE 31 DEC 2008

PROPOSAL #4.: Re-elect Tan Sri Lim Kok Thay as a                           ISSUER          YES        AGAINST           AGAINST
Director of the Company pursuant to Article 99 of the
 Articles of Association of the Company

PROPOSAL #5.: Re-elect Mr. Quah Chek Tin as a                              ISSUER          YES          FOR               FOR
Director of the Company pursuant to Article 99 of the
 Articles of Association of the Company

PROPOSAL #6.: Re-appoint Tan Sri Mohd Amin bin Osman                       ISSUER          YES          FOR               FOR
as a Director, who retires in accordance with Section
 129 of the Companies Article, 1965, to hold office
until the conclusion of the next AGM

PROPOSAL #7.: Re-appoint Dato' Paduka Nik Hashim bin                       ISSUER          YES          FOR               FOR
Nik Yusoff as a Director, who retires in accordance
with Section 129 of the Companies Article, 1965, to
hold office until the conclusion of the next AGM

PROPOSAL #8.: Re-appoint Mr. Tun Mohammed Hanif bin                        ISSUER          YES          FOR               FOR
Omar as a Director, who retires in accordance with
Section 129 of the Companies Article, 1965, to hold
office until the conclusion of the next AGM

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company and authorize the
Directors to fix their remuneration

PROPOSAL #10.: Authorize the Directors, subject                            ISSUER          YES          FOR               FOR
always to the Companies Act, 1965, the Articles of
Association of the Company and the approval of any
relevant governmental and/or regulatory authorities,
where such approval is required, pursuant to Section
132D of the Companies Act, 1965, to issue and allot
shares in the Company, at any time and upon such
terms and conditions and for such purposes as the
Directors may, in their absolute discretion deem fit
provided that the aggregate number of shares issued
pursuant to this resolution does not exceed 10% of
the issued and paid-up share capital of the Company
for the time being; [Authority expire at the
conclusion of the next AGM of the Company]; to take
all such actions that may be necessary and/ or
desirable to give effect to this resolution and in
connection therewith to enter into and execute on
behalf of the Company any instrument, agreement
and/or arrangement with any person, and in all cases
with full power to assent to any condition,
modification, variation and/or amendment [if any] in
connection therewith; and to obtain the approval for
the listing of and quotation for the additional

PROPOSAL #11.: Authorize the Company, subject to the                       ISSUER          YES          FOR               FOR
passing of Resolution 12, subject to compliance with
all applicable laws, the Company's Articles of
Association, the regulations and guidelines applied
from time to time by Bursa Malaysia Securities Berhad
 [Bursa Securities] and/or any other relevant
regulatory authority, to utilize up to the aggregate
of the total retained earnings and share premium
accounts of the Company based on its latest audited
financial statements available up to the date of the
transaction, to purchase, from time to time during
the validity of the approval and authority under this
 resolution, such number of ordinary shares of 10 sen
 each in the Company [as may be determined by the
Directors of the Company] on Bursa Securities upon
such terms and conditions as the Directors may deem
fit and expedient in the interests of the Company,
provided that the aggregate number of shares to be
purchased and/or held by the Company pursuant to this
 resolution does not exceed 10% of the total issued
and paid-up ordinary share capital of the Company at
the time of purchase and provided further that in the
 event that the Company ceases to hold all or any
part of such shares as a result of [among others]
cancellations, re-sales and/or distributions of any
of these shares so purchased, the Company shall be
entitled to further purchase and/or hold such
additional number of shares as shall [in aggregate
with the shares then still held by the Company] not
exceed 10% of the total issued and paid-up ordinary
share capital of the Company at the time of purchase;
 based on the audited financial statements of the
Company for the financial year ended 31 DEC 2007, the
 Company's retained earnings and share premium
accounts were approximately MYR 5,253.3 million and
MYR 1,151.4 million respectively; [Authority expires
the earlier of the conclusion of the next AGM of the
Company or the expiry of the period within which the
next AGM is required by law to be held, unless
earlier revoked or varied by ordinary resolution of
the members of the Company in general meeting,
whichever occurs first]; authorize the Directors of
the Company, in their absolute discretion, to deal
with any shares purchased and any existing treasury
shares [the said Shares] in the following manner: (i)
 cancel the said Shares; and/or (ii) retain the said
Shares as treasury shares; and/or (iii) distribute
all or part of the said Shares as dividends to
shareholders, and/or resell all or part of the said
Shares on Bursa Securities in accordance with the
relevant rules of Bursa Securities and/or cancel all
or part of the said Shares, or in any other manner as
 may be prescribed by all applicable laws and/or
regulations and guidelines applied from time to time
by Bursa Securities and/or any other relevant
authority for the time being in force and that the
authority to deal with the said Shares shall continue
 to be valid until all the said Shares have been
dealt with by the Directors of the Company; and to
take all such actions that may be necessary and/or

PROPOSAL #12.: Approve that, subject to the passing                        ISSUER          YES          FOR               FOR
of Ordinary Resolution 11 and the approval of the
Securities Commission [SC], Kien Huat Realty Sdn
Berhad [KHR] and the persons acting in concert with
KHR [PAC] to be exempted from the obligation to
undertake a mandatory take-over offer on the
remaining voting shares in the Company not already
owned by them under Part II of the Malaysian Code on
Take-Overs and Mergers 1998 [Code], which may arise
upon the future purchase by the Company of its own
shares pursuant to Resolution 11, in conjunction with
 the application submitted by KHR and the PACs to the
 SC under Practice Note 2.9.10 of the Code; authorize
 the Directors of the Company to take all such
actions that may be necessary and/or desirable to
give effect to this resolution and in connection
therewith to enter into and execute on behalf of the
Company any instrument, agreement and/or arrangement
with any person, and in all cases with full power to
assent to any condition, modification, variation
and/or amendment [if any] as may be imposed by any
relevant regulatory authority and/or to do all such
acts and things as the Directors may deem fit and
expedient in the best interest of the Company

PROPOSAL #13.: Authorize the Company and/or its                            ISSUER          YES          FOR               FOR
unlisted subsidiaries to enter into any of the
transactions falling within the types of recurrent
related party transactions of a revenue or trading
nature with the related parties as set out in Section
 2.3 under Part C of the Document to Shareholders
dated 26 MAY 2009, provided that such transactions
are undertaken in the ordinary course of business, on
 arm's length basis and on commercial terms which are
 not more favorable to the related party than those
generally available to/from the public and are not,
in the Company's opinion, detrimental to the minority
 shareholders and that the breakdown of the aggregate
 value of the recurrent related party transactions
conducted/to be conducted during the financial year,
including the types of recurrent transactions made
and the names of the related parties, will be
disclosed in the annual report of the Company;
[Authority expires the earlier of the conclusion of
the next AGM of the Company following this AGM at
which such Proposed Shareholders' Mandate is passed
and the expiration of the period within which the
next AGM of the Company after that date is required
to be held pursuant to Section 143(1) of the
Companies Act, 1965 (but shall not extend to such
extension as may be allowed pursuant to Section

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GERDAU SA
  TICKER:                N/A             CUSIP:     P2867P105
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to take knowledge of the                             ISSUER          YES          FOR               FOR
Director's accounts, to examine, discuss and vote the
 financial statements for the FYE 31 DEC 2008

PROPOSAL #2.: Approve to deliberate on the                                 ISSUER          YES          FOR               FOR
distribution of the FY net profits and distribution
dividends

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors and to set Directors remuneration

PROPOSAL #4.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee and their respective substitutes and to set
 the remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GERDAU SA
  TICKER:                N/A             CUSIP:     P2867P105
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #i.: Amend the Corporate By-Laws, Article                         ISSUER          YES          FOR               FOR
19, Paragraph 4, II, to include a pro vision for the
reserve for tax incentives in accordance with Article
 195a of Law 6404/76, as amended by Law 11638/07

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GERDAU SA
  TICKER:                N/A             CUSIP:     P2867P113
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To take the knowledge of the Directors                       ISSUER          NO           N/A               N/A
accounts to examine, discuss and vote the financial
statements for the FYE 31 DEC 2008

PROPOSAL #2.: To deliberate on the distribution of                         ISSUER          NO           N/A               N/A
the fiscal years net profits and to distribution of
dividends

PROPOSAL #3.: Elect the members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors and approve to set the Directors

PROPOSAL #4.: Elect the members of the Finance                             ISSUER          YES        AGAINST           AGAINST
committee and their respective substitutes, and
approve to set the remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GETIN HOLDING S.A., WROCLAW
  TICKER:                N/A             CUSIP:     X3203X100
  MEETING DATE:          1/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Acknowledge proper convening of the                          ISSUER          NO           N/A               N/A
meeting and its ability to adopt resolutions

PROPOSAL #4.: Approve to accept the agenda                                 ISSUER          NO           N/A               N/A

PROPOSAL #5.: Adopt the resolution on changes among                        ISSUER          NO           N/A               N/A
the Supervisory Board Members

PROPOSAL #6.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GETIN HOLDING S.A., WROCLAW
  TICKER:                N/A             CUSIP:     X3203X100
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairperson                                        ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve to state if the meeting has                          ISSUER          NO           N/A               N/A
been convened in conformity with regulations and is
capable to pass valid resolutions

PROPOSAL #4.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve to review the Supervisory                            ISSUER          NO           N/A               N/A
Boards evaluation of the Company's situation, report
on own activity in 2008, evaluation of the Management
 Boards report and financial statement for 2008 and
conclusions on distribution of profits

PROPOSAL #6.: Approve the Supervisory Board's report                       ISSUER          NO           N/A               N/A
on own activity in 2008, evaluation of the Management
 Board's report and financial statement for 2008 and
conclusions on distribution of profits

PROPOSAL #7.: Approve the Management Board's report                        ISSUER          NO           N/A               N/A
on Company's activity in 2008

PROPOSAL #8.: Approve the financial statement for 2008                     ISSUER          NO           N/A               N/A

PROPOSAL #9.: Approve the Management Board's report                        ISSUER          NO           N/A               N/A
on the capital group activity in 2008

PROPOSAL #10.: Approve the consolidated financial                          ISSUER          NO           N/A               N/A
statement for the capital group for 2008

PROPOSAL #11.: Grant discharge to the Members of the                       ISSUER          NO           N/A               N/A
Management Board from their duties completed in 2008

PROPOSAL #12.: Grant discharge to the Members of the                       ISSUER          NO           N/A               N/A
Supervisory Board from their duties completed in 2008

PROPOSAL #13.: Approve to review the Management                            ISSUER          NO           N/A               N/A
Boards motion on distribution of profit

PROPOSAL #14.: Approve the profit distribution for                         ISSUER          NO           N/A               N/A
2008, in case of dividend payment and determine the
record date and pay date

PROPOSAL #15.: Approve to increase the limit of own                        ISSUER          NO           N/A               N/A
share purchase upto 50000000 shares in connection
with the existing buy back program

PROPOSAL #16.: Approve the changes to the Articles of                      ISSUER          NO           N/A               N/A
 Association

PROPOSAL #17.: Approve the changes to the regulations                      ISSUER          NO           N/A               N/A
 of the Supervisory Board

PROPOSAL #18.: Appoint the New Members of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #19.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GLENMARK PHARMACEUTICALS LTD
  TICKER:                N/A             CUSIP:     Y2711C144
  MEETING DATE:          9/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited                       ISSUER          YES          FOR               FOR
balance sheet as at 31 MAR 2008 and the profit and
loss account of the Company of the YE on that date
together with the reports for the Directors and the
Auditors thereon

PROPOSAL #2.: Approve to confirm on interim dividend                       ISSUER          YES          FOR               FOR
declare on Equity Shares

PROPOSAL #3.: Re-appoint Mrs. Blanche E. Saldanha as                       ISSUER          YES          FOR               FOR
a Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Rajesh V. Desai as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. A.S Mohanty as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Appoint M/s. Price Waterhouse, as the                        ISSUER          YES          FOR               FOR
Auditors of the Company to hold office from the
conclusion of this AGM until the conclusion of the
next AGM and approve to fix their remuneration

PROPOSAL #S.7: Authorize the Board of Directors of                         ISSUER          YES        AGAINST           AGAINST
the Company, in pursuant of the provisions of Section
 81(A) and other applicable provisions, if any, of
the Companies Act, 1956 ads also provisions of nay
other applicable laws, rules and regulations
[including any amendment thereto or re-enactment
thereof for the time being in force] and enabling
provisions in the Memorandum and Articles if
Association of the Company and the Listing Agreements
 entered into by the Company with the Stock Exchanges
 where the shares of the Company are listed and
subject to such approvals, consents, permissions and
sanctions of the Government of India [GOI], Reserve
Bank of India [RBI], Securities and Exchange Board of
 India [SEBI]and all other appropriate and/or
concerned authorities, and subject to such conditions
 and modifications, as may be prescribed by any of
them in granting such approvals, consents,
permissions and sanctions [which term shall be deemed
 to include any committee which the Board may have
constituted or hereafter constituted for the time
being exercising the powers conferred ion the Board
by this resolution] to accept, if thinks fit in the
interest of the Company, the consent of the Company,
authorize the Board of Directors of the Company to
issue, offer and allot equity shares/warrants sand/or
 instruments convertible into equity shares
optionally or otherwise including but not limited to
Global Depository Receipts [GDR's]/ American
Depository Receipts[ADR's]/Foreign Currency
Convertible Bounds [FCCB's] to any combinations
thereof [hereafter referred to as Securities] for an
aggregate sum USD 250 million with a green shoe
option of 15% or equivalent in India and/or any other
 currency(ies) inclusive of such premium, as may be
permitted by the Ministry of Finance/such other
authorities Directly to India/Foreign/Resident/Non-
resident Invests [whether Institutions Incorporated
Bodies, Mutual funds/Trust/Foreign Institutional
Investors/Banks and or/or individuals, or otherwise
and whether or not such investors re Members,
promoters, Directors or their relatives/associates of
 the Company] through Public Issues(s),Private
Placement(s) or a combination thereof or through
Qualified Institutional Placement(s) {QIF} in terms
of Chapter XIIIA of the SEBI [Disclosure and Investor
 Protection] guidelines, 2000 as amended form time to
 time of such or time in such trench or trenches, at
such price or prices at a discount or premium to
market price or prices in such manner and on such
terms and conditions ads may be decided and deemed
appropriate by the Board at the time of such issue or
 allotment or considering the prevailing market
conditions and other relevant factors, wherever
necessary with Lead Managers, Underwrites, Advisors
or through the subsidiaries, including by way of
initial Public Offer in US or other countries, so as
to enable the Company to get listed at any Stock
Exchange in India and/or Luxemburg/ London/New York/
Singapore/Hong Kong Exchanges and/or any overseas
Stock Exchange; approve the relevant date for the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GLENMARK PHARMACEUTICALS LTD
  TICKER:                N/A             CUSIP:     Y2711C144
  MEETING DATE:          9/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors of                         ISSUER          YES        AGAINST           AGAINST
the Company, pursuant to the provisions of Section
372A and other applicable provisions, if any, of the
Companies Act, 1956, or any other Law for the time
being in force, and subject to such approvals,
consents, sanctions and permissions as may be
necessary, consent of the Company and [the Board]
[which term shall be deemed to include any Committee
which the Board may have constituted or hereafter
constitute for the time being exercising the powers
conferred on the Board by this resolution] to make
loan[s] and/or give any guarantee[s], and/or provide
any security, in connection with loan[s] made by any
other person to or to any other person by any body
Corporate and/or acquire by way of subscription,
purchase or otherwise the securities of any other
body Corporate up to a limit not exceeding INR 4000
crores on such terms and conditions and at such price
 as the Board may in its absolute discretion deem
fit, notwithstanding that the aggregate of the loans,
 guarantees so far given or to be given and/or
securities so far acquired or to be acquired in all
bodies corporate may exceed the limits prescribed
under the said section; authorize the Board to take
such steps as may be necessary for obtaining
approvals, statutory, contractual, or otherwise in
relation to the above and to settle all matters
arising out of and incidental thereto, and to sign
and execute all deeds, applications, documents and
writings that may be required on behalf of the
Company and also to delegate all or any of the above
powers to the Committee of Directors or the Managing
Director of the Company and generally to do all such
acts, deeds, matters and things that may be
necessary, proper, expedient or incidental for the
purpose of giving effect to the resolution

PROPOSAL #2.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, pursuant to the provisions of Section 293
[1] [d] and other applicable provisions, if any, of
the Companies Act, 1956 amd the Articles of
Association of the Company, and [the Board] [which
term shall be deemed to include any committee which
the Board may have constituted or hereafter
constitute for the time being exercising the powers
conferred on the Board by this resolution] to borrow
any sum or sums of money, from time to time, where
the monies to be borrowed by the Company [apart from
temporary loans obtained or to be obtained from the
Company's bankers in the ordinary course of business]
 may exceed, at any time, the aggregate of the paid
up capital of the Company and its free reserves [that
 is to say, reserves not set apart for any specific
purpose], provided that the total amount so borrowed
shall not at any time exceed INR 4000 crores and
authorize the Board to arrange or fix the terms and
conditions of all such monies to borrowed from time
to tome, including but not limited to interest,
repayment or security, as it may in its absolute

PROPOSAL #3.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, in pursuance of the provisions of Section
293 [1] [a] and other applicable provision, if any,
of the Companies Act 1956, [the Board] [which term
shall be deemed to include any committee which the
Board may have constituted or hereafter constitute
for the time being exercising the powers conferred on
 the Board by this resolution] to create a mortgage
and/or charge over all the immovable and/or movable
properties of the Company, wheresoever situate, both
present and future and/or whole or substantially the
whole of the undertaking[s] of the Company to or in
favour of any public or private financial
institutions, banks, mutual funds, bodies Corporate
or any other person whosoever participating in
extending term loan, working capital facilities,
debentures or any other type of financial assistance
to the Company to or any other body Corporate
financial assistance to the Company or any other body
 Corporate with a view to secure the due repayment of
 such financial facilities together with interest,
compound interest, additional interest, liquidated
damages, premia on repayment or on redemption, costs,
 charges or expenses or monies payable by the Company
 to them; authorize the Board to take such steps as
may be necessary for obtaining approvals, statutory,
contractual, or otherwise in relation to the above
and to settle all matters arising out of and
incidental thereto, and to sign and execute all
deeds, applications, documents and writings that may
be required on behalf of the Company and also to
delegate all or any of the above powers to the
Committee of Directors or the Managing Director of
the Company and generally to do all such acts, deeds,
 matters and things that may be necessary, proper,
expedient or incidental for the purpose of giving

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GLOBE TELECOM INC
  TICKER:                N/A             CUSIP:     Y27257149
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to determine the Quorum                              ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #2.: Approve the minutes of the previous                          ISSUER          YES        ABSTAIN           AGAINST
meeting

PROPOSAL #3.: Approve the annual report of the Officer                     ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #4.: Ratify all acts and resolutions of the                       ISSUER          YES        ABSTAIN           AGAINST
Board of Directors and management adopted in the
ordinary course of business during the preceding year

PROPOSAL #5.: Elect the Directors                                          ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #6.: Elect the Auditors and approve to fix                        ISSUER          YES        ABSTAIN           AGAINST
their remuneration

PROPOSAL #7.: Any other business                                           ISSUER          NO           N/A               N/A

PROPOSAL #8.: Adjournment                                                  ISSUER          YES        ABSTAIN           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GLOBE TRADE CENTRE S A
  TICKER:                N/A             CUSIP:     X3204U113
  MEETING DATE:          3/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Acknowledge the proper convening of the                      ISSUER          NO           N/A               N/A
 meeting and its ability to adopt resolutions

PROPOSAL #4.: Adopt the resolution on review and                           ISSUER          NO           N/A               N/A
approve the financial statement and the Management
Board report on the Company activities for 2008

PROPOSAL #5.: Adopt the resolution on review and                           ISSUER          NO           N/A               N/A
approve the consolidated financial statement of the
capital group for 2008

PROPOSAL #6.: Adopt the resolution on the profit                           ISSUER          NO           N/A               N/A
distribution for 2008

PROPOSAL #7.: Grant discharge the Members of the                           ISSUER          NO           N/A               N/A
Management Board from their duties completed in 2008

PROPOSAL #8.: Grant discharge of the Supervisory                           ISSUER          NO           N/A               N/A
Board Members from their duties completed in 2008

PROPOSAL #9.: Approve the changes in the Company's                         ISSUER          NO           N/A               N/A
Articles of Association

PROPOSAL #10.: Approve the uniform text of the                             ISSUER          NO           N/A               N/A
Articles of Association

PROPOSAL #11.: Approve the remuneration for the                            ISSUER          NO           N/A               N/A
Members of the Supervisory Board

PROPOSAL #12.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GLOW ENERGY PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y27290124
  MEETING DATE:          10/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the minutes of the annual OGM                        ISSUER          YES          FOR               FOR
of shareholders No. 1/2008

PROPOSAL #2.: Approve the development and financing                        ISSUER          YES          FOR               FOR
of Gheco-One Co., Limited, Coal-Fired Power
Generating Plant with a maximum net generating
capacity of 660 mw and related facilities [the Gheco-

PROPOSAL #3.: Approve the execution and delivery of                        ISSUER          YES          FOR               FOR
all relevant transaction documents to which the
Company is or will be a party [H.H. transaction
documents] - attachment No.4 in connection with the
acquisition of shares in and subsequent restructuring
 of Houay Ho Thai Company Limited and Houay Ho Power
Company Limited and the financing of such acquisition
 [the Houay Ho Transaction]

PROPOSAL #4.: Other businesses [if any]                                    ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve the resignation of Mr. Peter                         ISSUER          YES          FOR               FOR
Valere Germain Termote from Chief Executive Officer
and Director of the Company and appoint Mr. Esa Pauli
 Heiskanen in place of occupy

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GLOW ENERGY PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y27290124
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the minutes of the EGM of                            ISSUER          YES          FOR               FOR
shareholders No. 1/2008

PROPOSAL #2.: Acknowledge the Company's operation                          ISSUER          YES          FOR               FOR
result in the FY 2008

PROPOSAL #3.: Approve the Company's financial                              ISSUER          YES          FOR               FOR
statements, balance sheet and statement of income for
 the YE 31 DEC 2008

PROPOSAL #4.: Approve the allocation of profits                            ISSUER          YES          FOR               FOR
derived from operation results for the year 2008,
legal reserve and dividend payment

PROPOSAL #5.: Approve the appointment of new                               ISSUER          YES          FOR               FOR
Directors to replace those who retire by rotation and
 amend the Company's affidavit in respect to the
authorized signatory and proceed on filing the
amendment with ministry of commerce

PROPOSAL #6.: Approve the remuneration and meeting                         ISSUER          YES          FOR               FOR
allowance for the Directors and the Audit Committee
for the year 2009

PROPOSAL #7.: Approve the appointment of the Auditor                       ISSUER          YES          FOR               FOR
for the YE 31 DEC 2009 and to fix their remuneration

PROPOSAL #8.: Other business [if any]                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GMR INFRASTRUCTURE LTD, BANGALORE
  TICKER:                N/A             CUSIP:     Y2730E113
  MEETING DATE:          8/19/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance                        ISSUER          YES          FOR               FOR
sheet as at 31 MAR 2008, the profit and loss account
for the YE on that date and the reports of the Board
of Directors and the Auditors thereon

PROPOSAL #2.: Re-appoint Mr. K. Balasubramanian as a                       ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #3.: Re-appoint Mr. K. R. Ramamoorthy as a                        ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Dr. Prakash G. Apte as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. R. S. S. L. N.                                ISSUER          YES          FOR               FOR
Bhaskarudu, as a Director, who retires by rotation

PROPOSAL #6.: Re-appoint M/s. Price Waterhouse,                            ISSUER          YES          FOR               FOR
Chartered Accountants, Hyderabad, as the Auditor of
the Company to hold such office from the conclusion
of this AGM until the conclusion of the next AGM, on
such remuneration as may be determined by the Board
of Directors of the Company

PROPOSAL #7.: Appoint Mr. O. B. Raju as a Director of                      ISSUER          YES          FOR               FOR
 the Company, to hold office until the date of this
AGM of the Company pursuant to Section 260 of the
Companies Act, 1956, and Article 119 of the Articles
of Association of the Company and in respect of whom
the Company has received a notice in writing from a
Member with a deposit of INR 500 under Section 257 of
 the Companies Act, 1956, proposing his candidature
for the office of Directors of the Company, subject
to retirement by rotation

PROPOSAL #8.: Approve, pursuant to the provisions of                       ISSUER          YES          FOR               FOR
Section 198, 269, 309, 310 read with Schedule XIII,
and other applicable provision if any, of the
Companies Act, 1956 [the Act] and the provisions of
the Articles of Association of the Company accorded
for payment of remuneration to Mr. G. M. Rao,
Executive Chairman of the Company for a period for 5
years with effect form 18 OCT 2007 as specified; Mr.
G.M. Rao, as an Executive Chairman in addition to the
 remuneration specified Above, a commission on the
net profits, subject to the total Remuneration
including Salary, Perquisites and Commission be With
in the overall limit of 5% of the Net Profits of the
Company Calculated in accordance with the provisions
of the Companies Act, 1956 for a FY; notwithstanding
anything contained, in any FY during the currency of
his appointment, the Company has no profits or its
profits are In adequate, the remuneration payable to
the Executive Chairman as salary, perquisites and any
 other allowances shall be governed by and be subject
 to the ceilings provided under Section II of Part II
 of Schedule XIII to the Companies Act, 1956 or such
other limit as may be prescribed by the Government
from time to time as Minimum remuneration, unless
permission from Central Government is obtained for
paying more

PROPOSAL #9.: Approve, pursuant to the provisions of                       ISSUER          YES          FOR               FOR
Section 198, 269, 309, 310 read with Schedule XIII,
and other applicable provision if any, of the
Companies Act, 1956 [the Act] and the provisions of
the Articles of Association of the Company accorded
for payment of remuneration to Mr. G. B. S. Raju,
Managing Director of the Company for a period for 5
years with effect form 18 OCT 2007 as specified; Mr.
G. B. S. Raju, as a Managing Director in addition to
the remuneration specified Above, a commission on the
 net profits, subject to the total Remuneration
including Salary, Perquisites and Commission be With
in the overall limit of 3% of the Net Profits of the
Company Calculated in accordance with the provisions
of the Companies Act, 1956 for a FY; notwithstanding
anything contained, in any FY during the currency of
his appointment, the Company has no profits or its
profits are In adequate, the remuneration payable to
the Executive Chairman as salary, perquisites and any
 other allowances shall be governed by and be subject
 to the ceilings provided under Section II of Part II
 of Schedule XIII to the Companies Act, 1956 or such
other limit as may be prescribed by the Government
from time to time as Minimum remuneration, unless
permission from Central Government is obtained for
paying more

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GMR INFRASTRUCTURE LTD, BANGALORE
  TICKER:                N/A             CUSIP:     Y2730E113
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 [hereinafter referred to as the Board, which term
shall include any committee thereof], pursuant to the
 provisions of Section 81[1A] and other applicable
provisions, if any, of the Companies Act, 1956 [the
Act] [including any amendment[s] thereto or re-
enactment thereof] and the provisions of the Foreign
Exchange Management Act, 2000 [the FEMA], Foreign
Exchange Management [Transfer or issue of Security by
 a person Resident Outside India] Regulations, 2000,
issue of Foreign Currency Convertible Bonds and
Ordinary shares [Through Depository Receipt
Mechanism] Scheme, 1993 as amended and subject to any
 required approval, consent, permission and/or
sanction of the ministry of finance [department of
economic affairs] and of ministry of industry
[Foreign Investment Promotion Board/Secretariat for
Industrial Assistance] and the Securities and
Exchange Board of India [the SEBI] Regulations and in
 accordance with the rules, regulations, guidelines,
notifications, Circulars and clarifications issued
thereon from time to time by Government of India [the
 GOI], the Reserve Bank of India [the RBI], SEBI
and/or any other competent authorities and the
enabling provisions of the Memorandum of Association
and Articles of Association of the Company, the
Listing Agreements entered into by the Company with
the stock exchanges on which the Company's shares are
 listed and subject to necessary approvals,
permission, consents and sanctions of concerned
statutory and other authorities and subject to such
conditions and modifications as may be prescribed by
any of them while granting such approvals,
permissions, consents and sanctions and which may be
agreed to by Board of Directors of the Company, to
create, offer, issue and allot [including with
provisions for reservation on firm and/or competitive
 basis, of such part of issue and for such categories
 of persons including employees of the Company as may
 be permitted], with or without a green shoe option,
either in India or in the course of international
offering[s] in one or more foreign markets, such
number or Equity shares, Global Depository Receipts
[GDRS], Foreign Currency Convertible Bonds [FCCBs],
and/or any other financial instruments convertible
into Equity Shares [including warrants or otherwise,
in registered or bearer form] and/or any security
convertible into Equity Shares with or without
voting/special rights and/or securities linked to
Equity Shares and/or securities with or without
detachable warrants with right exercisable by the
warrant holders to convert or subscribe to Equity
Shares, including the issued and allotment of equity
shares pursuant to a green shoe option, if any [all
of which are hereinafter collectively referred to as
Securities] or any combination of Securities, in one
or more tranches, whether rupee denominated or
denominated in foreign currency, to any eligible
person, including Qualified institutional Buyers,
foreign/resident investors [whether institutions,
incorporated bodies, mutual funds, individuals o

PROPOSAL #S.2: Authorize the Board, pursuant to the                        ISSUER          YES          FOR               FOR
provisions of Section 81[1A] and all other applicable
 provisions, if any, of the Companies Act, 1956
[including any Amendment[s] to or re-enactment
thereof] and enabling provisions of the Memorandum
and Articles of Association of the Company and the
Listing Agreements entered into by the Company with
the Stock Exchanges where the securities of the
Company are listed and in terms of the provisions of
the SEBI [Disclosure and Investor Protection]
Guidelines, 2000 [the SEBI DIP Guidelines] [including
 any Amendment[s] to or re-enactment thereof] and
subject to the approvals, consents, permissions and /
 or sanctions, as may be required from any
appropriate authority, institution or body
[hereinafter collectively referred to as the the
appropriate authorities] and subject to such terms,
conditions, alterations, corrections, changes,
variations and / or modifications, if any, as may be
prescribed by any one of more or all of them in
granting such approvals, consents, permissions and /
or sanctions [hereinafter referred to as the Board,
which term shall be deemed to include any Committee
duly constituted by the Board or any Committee which
the Board may have constituted or hereafter
constitute, to exercise one ore more of its powers
including the powers conferred on the Board by this
resolution], the consent of the Company to create,
offer, issue and allot up to 1,35,00,000 equity
shares of INR 2 each fully paid up by way of
preferential allotment basis for consideration other
than cash to IDFC Infrastructure Fund - India
Development Fund ['IDFC'] having its office at 201,
Naman Chambers, C-32, G-Block, Bandra - Kurla
Complex, Bandra [East], Mumbai - 400 051, India or
its affiliates/nominees and being the consideration
for acquisition of [a] 4,68,00,000 equity shares of
INR 10 each fully paid up of the Delhi International
Airport Private Limited ['DIAL'] held by IDFC and [b]
 the amount of INR 48;75 Crore paid by IDFC to DIAL
as advance towards subscription of further equity
shares of DIAL on such terms and conditions as the
Board may think fit, for the purpose of giving effect
 to the above, to take all actions and do all such
acts, deeds, matters and things as it may, at its
discretion deem necessary, desirable or expedient to
effect, in accordance with applicable law, its
beneficial interest in the amount of INR 48.75 Crore
paid by IDFC to DIAL as advance towards subscription
of further equity shares of DIAL and to do all acts,
deeds and things in connection therewith and
incidental thereto as the Board may in its absolute
discretion deem fit, without being required to seek
any further consent or approval of the Members or
otherwise to the end and intent that they shall be
deemed to have given their approval thereto expressly
 by the authority of this resolution, the said shares
 be ranked in all respects, pari passu with the
existing equity shares of the Company save and except
 that the said shares shall be entitled for dividend,

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GOLD FIELDS LTD
  TICKER:                N/A             CUSIP:     S31755101
  MEETING DATE:          11/12/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive and adopt the consolidated                          ISSUER          YES          FOR               FOR
audited annual financial statements of the Company
and its subsidiaries, incorporating the Auditors' and
 the Directors' reports for the YE 30 JUN 2008

PROPOSAL #O.2: Re-elect Mr. D. N. Murray as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires in terms of the
Articles of Association

PROPOSAL #O.3: Re-elect Mr. C. I. Von Christierson as                      ISSUER          YES          FOR               FOR
 a Director of the Company, who retires in terms of
the Articles of Association

PROPOSAL #O.4: Re-elect Mrs. G. M. Wilson as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires in terms of the
Articles of Association

PROPOSAL #O.5: Re-elect Mr. A. J. Wright as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires in terms of the
Articles of Association

PROPOSAL #O.6: Approve that the entire authorized but                      ISSUER          YES          FOR               FOR
 unissued ordinary share capital of the Company from
time to time after setting aside so many shares as
may be required to be allotted and issued by the
Company in terms of any Share Plan or Scheme for the
benefit of employees and/or Directors [whether
Executive or Non-executive] be placed under the
control of the Directors of the Company, until the
next AGM; authorize the Directors, in terms of
Section 221(2) of the Companies Act 61 of 1973 as
amended [Companies Act], to allot and issue all or
part thereof in their discretion, subject to the
provisions of the Companies Act and the Listings

PROPOSAL #O.7: Approve to place the non-convertible                        ISSUER          YES          FOR               FOR
redeemable preference shares in the authorized but
unissued share capital of the Company, under the
control of the Directors for allotment and issue at
the discretion of the Directors of the Company,
subject to all applicable legislation, the
requirements of any recognized Stock Exchange on
which the shares in the capital of the Company may
from time to time be listed and with such rights and
privileges attached thereto as the Directors may

PROPOSAL #O.8: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, pursuant to the Articles of Association of
the Company and subject to the passing of Ordinary
Resolution number 6, to allot and issue Equity
Securities for cash subject to the Listings
Requirements of JSE Limited [JSE] and subject to the
Companies Act 61 of 1973 as amended on the following
basis: the allotment and issue of equity securities
for cash shall be made only to persons qualifying as
public shareholders as defined in the Listings
Requirements of JSE and not to related parties;
Equity Securities which are the subject of issues for
 cash; in the aggregate in any 1 FY may not exceed
10% of the Company's relevant number of Equity
Securities in issue of that class; of a particular
class, will be aggregated with any securities that
are compulsorily convertible into securities of that
class, and, in the case of the issue of compulsorily
convertible securities, aggregated with the
securities of that class into which they are
compulsorily convertible; as regards the number of
securities which may be issued, shall be based on the
 number of securities of that class in issue added to
 those that may be issued in future [arising from the
 conversion of options/convertible securities] at the
 date of such application, less any securities of the
 class issued, or to be issued in future arising from
 options/convertible securities issued, during the
current FY, plus any securities of that class to be
issued pursuant to a rights issue which has been
announced, is irrevocable and is fully underwritten
or acquisition which has final terms announced] may
be included as though they were securities in issue
at the date of application; the maximum discount at
which equity securities may be issued is 10 % of the
weighted average traded price on the JSE of such
Equity Securities measured over the 30 days prior to
the date that the price of the issue is determined or
 agreed by the Directors of the Company; after the
Company has issued Equity Securities for cash which
represent, on a cumulative basis within a FY, 5% or
more of the number of Equity Securities of that class
 in issue prior to that issue, the Company shall
publish announcement containing full details of the
issue, including the effect of the issue on the net
asset value and earnings per share of the Company;
and the Equity Securities which are the subject of
the issue for cash are of a class already in issue or
 where this is not the case, must be limited to such
securities or rights that are convertible to a class
already in issue; [Authority expires the earlier of

PROPOSAL #O.9: Approve that the Non-Executive                              ISSUER          YES          FOR               FOR
Directors are awarded rights to the following numbers
 of shares in terms of The Gold Fields Limited 2005
Non-Executive Share Plan: Messrs. A.J. Wright: 7,600,
 K. Ansah: 5,000; J.G. Hopwood: 5,000; G. Marcus:
5,000; J. M. McMahon: 5,000; D. N. Murray: 5,000;
D.M.J. Ncube: 5,000; R.L. Pennant-Rea: 5,000; P. J.
Ryan: 5,000; and C.I. Von Christierson: 5,000; so
many unissued ordinary shares in the capital of the
Company as are necessary to allot and issue the
shares in respect of which rights have been awarded
to Non-Executive Directors under this Ordinary
Resolution Number 9, be placed under the control of
the Directors of the Company who are specifically
authorized in terms of Section 221(2) of the
Companies Act 61 of 1973 as amended to allot and
issue all and any of such shares in accordance with
the terms and conditions of The Gold Fields Limited
2005 Non-Executive Share Plan as same may be amended

PROPOSAL #O.10: Approve, the remuneration payable to                       ISSUER          YES          FOR               FOR
Non-Executive Directors of the Company with effect
from 01 JAN 2009: the ordinary Board Members board
fees [excluding the Chairman of the Board] be
increased from ZAR 120,000 per annum to ZAR 135,000
per annum; the ordinary Board Members attendance fee
[excluding the Chairman of the Board] be increased
from ZAR 8,800 per meeting to ZAR 10,000 per meeting;
 the meeting attendance fees payable to the Directors
 for attending Board Committee meetings [excluding
the Chairman of the Board] be increased from ZAR
5,300 per meeting to ZAR 6, 000 per meeting; the
Chairman's fee be increased from ZAR 1,050,000 to ZAR
 1,187, 000 per annum; the annual retainer for each
Chairman of the Nominating arid Governance Committee,
 the Safety, Health, Environment and Community
Committee and the Remuneration Committee [excluding
the Chairman of the Board] be increased from ZAR
87,000 per annum to ZAR 98,300 per annum; the annual
retainer for the Chairman of the Audit Committee
[excluding the Chairman of the Board] be increased
from ZAR 122,000 per annum to ZAR 137,600 per annum;
the annual retainer for each of the ordinary Board
members [excluding the chairman of the Board] of the
Nominating and Governance Committee, the Safety,
Health, Environment and Community Committee and the
Remuneration Committee be increased from ZAR 43,500
per annum to ZAR 49,200 per annum; the annual
retainer for each of the ordinary Board Members
[excluding the Chairman of the Board] of the Audit
Committee be increased from ZAR 61,000 per annum to
ZAR 68,900 per annum; and the travel allowance
payable to Directors who travel internationally to
attend meetings be increased from USD 4,400 per
international trip required to USD 5,000 per

PROPOSAL #S.1: Authorize the Company or any of its                         ISSUER          YES          FOR               FOR
Subsidiaries, pursuant to the Articles of Association
 of the Company, by way of general approval from time
 to time, to acquire ordinary shares in the share
capital of the Company in accordance with the
Companies Act 61 of 1973 and the JSE Listings
Requirements provided that: the number of ordinary
shares acquired in any 1 FY shall not exceed 20% of
the ordinary shares in issue at the date on which
this resolution is passed; the repurchase must be
effected through the order book operated by the JSE
trading system and done without any prior
understanding or arrangement between the Company and
the counter party; the Company only appoints 1agent
to effect any repurchase[s] on its behalf; the price
paid per ordinary share may not be greater than 10%
above the weighted average of the market value of the
 ordinary shares for the 5 business days immediately
preceding the date on which a purchase is made; the
number of shares purchased by subsidiaries of the
Company shall not exceed 10% in the aggregate of the
number of issued shares in the Company at the
relevant times; the repurchase of shares by the
Company or its subsidiaries may not be effected
during a prohibited period as defined in the JSE
Listings Requirements; after a repurchase, the
Company will continue to comply with all the JSE
Listings Requirements concerning shareholder spread
requirements; and an announcement containing full
details of such acquisitions of shares will be
published as soon as the Company and/or its
subsidiaries have acquired shares constituting on a
cumulative basis 3% of the number of shares in issue
at the date of the general meeting at which this
Special Resolution is considered and if approved
passed, and for each 3% in aggregate of the initial
number acquired thereafter; [Authority expires
earlier of the date of the next AGM of the Company or

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GOME ELECTRICAL APPLIANCES HOLDING LTD
  TICKER:                N/A             CUSIP:     G3978C124
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the reports of the Directors and
Auditors for the YE 31 DEC 2008

PROPOSAL #2.a: Re-elect Mr. Wang Jun Zhou as an                            ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #2.b: Re-elect Ms. Wei Qiu Li as an                               ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #2.c: Re-elect Mr. Sun Qiang Chang as a Non-                      ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #2.d: Re-elect Mr. Mark Christopher Greaves                       ISSUER          YES        AGAINST           AGAINST
as an Independent Non-Executive Director of the

PROPOSAL #2.e: Re-elect Mr. Thomas Joseph Manning as                       ISSUER          YES        AGAINST           AGAINST
an Independent Non-Executive Director of the Company

PROPOSAL #2.f: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to fix the Directors' remuneration

PROPOSAL #3.: Re-appoint Ernst & Young as the                              ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Board of
Directors of the Company to fix their remuneration

PROPOSAL #4.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 pursuant to Rules Governing the Listing securities
on The Stock Exchange of Hong Kong Limited [the Stock
 Exchange], to allot, issue and deal with unissued
shares of the Company and make or grant offers,
agreements and options during and after the relevant
period, not exceeding 20% of the aggregate nominal
amount of the issued share capital of the Company
otherwise than pursuant to: i) a rights issue; or ii)
 the exercise of any options granted under the Share
Option Scheme of the Company; or iii) any scrip
dividend or similar arrangement; or iv) any issue of
Shares upon the exercise of rights of subscription or
 conversion under the terms of any warrants issued by
 the Company or any securities which are convertible
into Shares; and [Authority expires the earlier of
the conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM is
 to be held by law]

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase Shares on the Stock Exchange or on any
other Stock Exchange on which the Shares may be
listed and recognized for this purpose by the
Securities and Futures Commission of Hong Kong and
the Stock Exchange under the Hong Kong Code on Share
Repurchases, subject to and in accordance all
applicable laws and regulations; the aggregate
nominal amount of the Shares which may be repurchased
 by the Company pursuant to Paragraph [a] of this
resolution during the Relevant Period shall not
exceed 10% of the aggregate nominal amount of the
share capital of the Company in issue at the date of
the passing of this resolution, and the approval
granted under Paragraph [a] of this resolution shall
be limited accordingly; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which

PROPOSAL #6.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions nos. 4 and 5, the general and
unconditional mandate granted to the Directors of the
 Company to allot, issue or otherwise deal with
additional securities of the Company pursuant to
Resolution 4 as set out in the notice convening the
AGM of which this resolution forms part be and is
hereby extended by the addition thereto an amount
representing the aggregate nominal amount of the
share capital of the Company repurchased by the
Company under the authority granted pursuant to
Resolution 5 as set out in the notice convening the
AGM of which this resolution forms part, provided
that such amount shall not exceed 10% of the
aggregate nominal amount of such securities of the
Company in issue at the date of the passing of this

PROPOSAL #7.: Appoint Mr. Sun Yi Ding as an Executive                      ISSUER          YES          FOR               FOR
 Director of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRASIM INDS LTD
  TICKER:                N/A             CUSIP:     Y28523135
  MEETING DATE:          8/2/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance                        ISSUER          YES          FOR               FOR
sheet as at 31 MAR 2008 and the profit and loss
account for the YE 31 MAR 2008 and the reports of the
 Directors and the Auditors of the Company

PROPOSAL #2.: Declare a dividend on equity shares for                      ISSUER          YES          FOR               FOR
 the YE 31 MAR 2008

PROPOSAL #3.: Re-appoint Mr. B.V. Bhargava as a                            ISSUER          YES          FOR               FOR
Director, who retires from office by rotation

PROPOSAL #4.: Re-appoint Mr. Kumar Mangalam Birla as                       ISSUER          YES          FOR               FOR
a Director, who retires from office by rotation

PROPOSAL #5.: Re-appoint Mr. M.L. Apte as a Director,                      ISSUER          YES          FOR               FOR
 who retires from office by rotation

PROPOSAL #6.A: Re-appoint Messrs. G.P. Kapadia & Co.,                      ISSUER          YES          FOR               FOR
 Chartered Accountants, Mumbai as the Statutory
Auditors of the Company under Section 224 and other
applicable provisions, if any, of the Companies Act,
1956 to hold office as such from the conclusion of
this meeting until the conclusion of the next AGM of
the Company at a remuneration of INR 30,00,000 plus
service tax as applicable and reimbursement of actual
 out of pocket expenses, as may be incurred in the
performance of their duties

PROPOSAL #6.B: Appoint, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Section 228 and other applicable provisions, if any,
 of the Companies Act, 1956, Messrs. Deloitte Haskins
 & Sells, Chartered Accountants, Mumbai (in place of
M/s. A. F. Ferguson & Co., Chartered Accountants, who
 have given notice in writing of their unwillingness
to be appointed as the Branch Auditors of the Company
 and in respect of which a Special Notice has been
received by the Company) as the Branch Auditors of
the Company, to audit the Accounts in respect of the
Company's manufacturing plants of Grey Cement and
White Cement, Marketing Zones, Terminals and Ready
Mix Concrete Units, to hold office from the
conclusion of this Meeting until the conclusion of
the next AGM of the Company at a remuneration of INR
45,00,000 plus service tax as applicable and
reimbursement of actual out of pocket expenses, as
may be incurred in the performance of their duties

PROPOSAL #6.C: Re-appoint, pursuant to the provisions                      ISSUER          YES          FOR               FOR
 of Section 228 and other applicable provisions, if
any, of the Companies Act, 1956, Messrs. Vidyarthi &
Sons, Chartered Accountants, Lashkar, Gwalior as the
Branch Auditors of the Company, to audit the Accounts
 in respect of the Company's Vikram Woollens
Division, to hold office from the conclusion of this
Meeting until the conclusion of the next AGM of the
Company at a remuneration of INR 75,000 plus service
tax as applicable and reimbursement of actual out of
pocket expenses, as may be incurred in the
performance of their duties

PROPOSAL #S.7: Approve, in partial modification of                         ISSUER          YES          FOR               FOR
the resolution passed by the Members of the Company
at the AGM held on 25 AUG 2006 and pursuant to
Sections 198, 269, 309 and 310 read with Schedule
XIII and other applicable provisions, if any, of the
Companies Act, 1956 (the said Act), including any
statutory modification or reenactment thereof for the
 time being in force, consent of the Company be
accorded: i) to the revision in the amount of the
monthly Basic Salary payable to Mr. Shailendra K.
Jain, Whole Time Director of the Company upto an
overall limit of INR 12,00,000 per month; ii) to the
revision in the amount of Special Allowance payable
to Mr. Shailendra K. Jain, upto an overall limit of
INR 12,00,000 per month; and iii) to the revision in
the amount of Performance Linked Variable Pay and/or
other compensation payable as may be decided by the
Board from time to time upto the end of his tenure,
the same to be made on a pro rata basis every month
or on an annual basis or partly monthly and partly on
 annual basis at the discretion of the Board subject
to a maximum of INR 1,50,00,000 in a year on this
account as may be decided by the Board of Directors
of the Company from time to time for the remainder of
 his tenure of his current term i.e. upto 30 NOV 2009
 subject, however, to the limits prescribed in Part
II of Schedule XIII to the said Act and subject to
the consequential variation or increase in the
remuneration due to the revision in the terms of his
remuneration as aforesaid, and conditions of his
appointment remaining the same as approved at the AGM

PROPOSAL #S.8: Approve, in partial modification of                         ISSUER          YES          FOR               FOR
the resolution passed by the Members of the Company
at the AGM held on 07 JUL 2007 and pursuant to
Sections 198, 269, 309 and 310 read with Schedule
XIII and other applicable provisions, if any, of the
Companies Act, 1956 (the said Act), including any
statutory modification or re-enactment thereof for
the time being in force, consent of the Company be
accorded: i) to the revision in the amount of the
monthly Basic Salary payable to Mr. D.D. Rathi, Whole
 Time Director of the Company upto an overall limit
of INR 6,50,000 per month; ii) to the revision in the
 amount of Special Allowance payable to Mr. D.D.
Rathi, upto an overall limit of INR 7,00,000 per
month; and iii) to the revision in the amount of
Performance Linked Variable Pay and/or other
compensation payable as may be decided by the Board
from time to time upto the end of his tenure, the
same to be made on a pro rata basis every month or on
 an annual basis or partly monthly and partly on
annual basis at the discretion of the Board subject
to a maximum of INR 90,00,000 in a year on this
account as may be decided by the Board of Directors
of the Company from time to time for the remainder of
 his tenure of his current term i.e. upto 31 JUL 2009
 subject, however, to the limits prescribed in Part
II of Schedule XIII to the said Act and subject to
the consequential variation or increase in the
remuneration due to the revision in the terms of his
remuneration as aforesaid, and conditions of his
appointment remaining the same as approved at the AGM

PROPOSAL #S.9: Amend, pursuant to Section 31 and                           ISSUER          YES          FOR               FOR
other applicable provisions, if any, of the Companies
 Act, 1956 (the said Act), Article 63(1) of the
Articles of Association of the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRASIM INDS LTD
  TICKER:                N/A             CUSIP:     Y28523135
  MEETING DATE:          10/13/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve with or without modification,                        ISSUER          YES          FOR               FOR
the Scheme of Arrangement between the Applicant
Company and Vikram Sponge Iron Limited and their
respective shareholders and Creditors (the Scheme)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPA LOTOS S.A., GDANSK
  TICKER:                N/A             CUSIP:     X32440103
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Appoint the Meeting's Chairman                               ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the statement of the Meeting's                       ISSUER          NO           N/A               N/A
legal validity

PROPOSAL #4.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the resolution on changes among                      ISSUER          NO           N/A               N/A
 the supervisory Board Member's

PROPOSAL #6.: Closure of the Meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPA LOTOS S.A., GDANSK
  TICKER:                N/A             CUSIP:     X32440103
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Acknowledge proper convening of the                          ISSUER          NO           N/A               N/A
meeting and its ability to adopt resolutions

PROPOSAL #4.: Approve the acceptance of the agenda                         ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve to review the financial                              ISSUER          NO           N/A               N/A
statement and the Management Board report on the
Company activities for 2008

PROPOSAL #6.: Approve to review the consolidated                           ISSUER          NO           N/A               N/A
financial statement and the Management Board report
on the capital group activities for 2008

PROPOSAL #7.: Approve to review the Supervisory Board                      ISSUER          NO           N/A               N/A
 reports for 2008

PROPOSAL #8.: Approve the financial statement and the                      ISSUER          NO           N/A               N/A
 Management Board report on the Company activities
for 2008

PROPOSAL #9.: Approve the consolidated financial                           ISSUER          NO           N/A               N/A
statement and the Management Board report on the
capital group activities for 2008

PROPOSAL #10.: Approve to cover the loss account for                       ISSUER          NO           N/A               N/A
2008

PROPOSAL #11.: Grant discharge to the Members of the                       ISSUER          NO           N/A               N/A
Management Board from their duties completed in 2008

PROPOSAL #12.: Grant discharge to the Members of the                       ISSUER          NO           N/A               N/A
Supervisory Board from their duties completed in 2008

PROPOSAL #13.: Approve the purchase of GATX premises                       ISSUER          NO           N/A               N/A
form GATX Rail Poland SP. Z O.O

PROPOSAL #14.: Amend the Articles of Association                           ISSUER          NO           N/A               N/A

PROPOSAL #15.: Amend the rules of general meeting                          ISSUER          NO           N/A               N/A

PROPOSAL #16.: Approve to increase the share capital                       ISSUER          NO           N/A               N/A
through the issue of Series C shares of the private
subscription for state treasury of Republic of Poland

PROPOSAL #17.: Authorize the Management Board to take                      ISSUER          NO           N/A               N/A
 all steps to introduce the Series C shares into the

PROPOSAL #18.: Authorize the Supervisory Board to set                      ISSUER          NO           N/A               N/A
 uniform text of Articles of Association

PROPOSAL #19.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO AEROPORTUARIO DEL  PACIFICO S A B DE C V
  TICKER:                N/A             CUSIP:     P4959P100
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.A: Approve, in accordance with Article                         ISSUER          YES          FOR               FOR
44, part, XI of the Securities Market Law accompanied
 by the opinion of the outside auditor on the
financial statements of the Company FYE 31 DEC 2008

PROPOSAL #I.B: Approve, concerning that which is                           ISSUER          YES          FOR               FOR
referred to in article 172 of the General Mercantile
Company Law for the FYE 31 DEC 208, and of its
subsidiaries, these being defined as those in which
the Company is the owner of the majority of the
shares, when the amount of the investment in each one
 of them is greater than 20% of the shareholder
equity, according to the last financial statements of
 the subsidiary Company in question and all of the
various paragraphs that are referred to in Paragraph
3 of Article 22 of the Corporate Bylaws of the
Company, which contains the principal accounting
policies and criteria and the information used in
preparing the financial information

PROPOSAL #I.C: Approve to prepare by the Chairperson                       ISSUER          YES          FOR               FOR
of the Audit and Corporate Practices Committee, for
the FYE 31 DEC 2008

PROPOSAL #I.D: Approve the concerning the compliance                       ISSUER          YES          FOR               FOR
with the tax obligations of the Company for the FY
that ran from 01 JAN to 31 DEC 2007

PROPOSAL #I.E: Approve the concerning the operations                       ISSUER          YES          FOR               FOR
and activities in which the Board of Directors
intervened, during the FYE 31 DEC, 2008, in
accordance with that which is provided in the
Securities Market Law

PROPOSAL #II.: Approve to discuss, and if relevant,                        ISSUER          YES          FOR               FOR
approval of the financial statements of the Company
and of its subsidiaries, which include the balance
sheet, the income statement, the statement of
shareholder equity variations and cash flow
statement, regarding the operations performed during
the fiscal year that ran between 01 JAN, and 31 DEC
2008, and the report of the outside auditor that is
to be found in the mentioned financial statements

PROPOSAL #III.: Approve, the profits obtained by the                       ISSUER          YES          FOR               FOR
Company during the FYE 31 DEC 2008, which totaled the
 quantity of MXN 1,540,842,000, 5% be separated from
the mentioned amount to a total amount of MXN
77,042,000 to add to the legal reserves, apportioning
 the balance, which is to say, the amount of MXN
1,463,800,000, to the unallocated profits account

PROPOSAL #IV.: Approve, that from the unallocated                          ISSUER          YES          FOR               FOR
profits account that amounts to a total of MXN
2,009,617,000 a dividend of MXN 1,200,000,000 is
declared, at the amount of MXN 2.139037433 for each
one of the 561 million shares into which the share
capital of the Company is divided, reducing the
balance of unallocated profits to the amount of MXN
809,617,000, which dividend will be paid in the
following manner a] MXN 870,000,000, in the amount of
 MXN 1.55080214 for each one of the 561 million
shares, from 25 MAY 2009 b] MXN 330,000,000, in the
amount of MXN 0.58823529 for each one of the 561
million shares, from 31 OCT 2009

PROPOSAL #V.: Approve the cancellation of the maximum                      ISSUER          YES          FOR               FOR
 amount allocated to the repurchase fund by the
shareholders meeting of 28 APR 2008, for the 12-month
 period after said meeting, by an amount of MXN
55,000,000 and the maximum amount of funds to be
allocated to the repurchase of the shares of the
Company or credit securities that represent said
shares, for a total amount of MXN 864,617,000 for the
 12-month period after 28 APR 2009, authorize the
Board of Directors and/or the Attorneys in fact or
delegates designated by the Board of Directors to
carry out the acquisition of shares of the Company,
to determine, which of the alternatives provided for
in part III of article 56 of the Securities Market
Law will be used by Grupo Aeroportuario del Pacifico,
 S.A.B. de C.V. as the repurchase method and the
accounting adjustments that at its entire discretion
it determines to be necessary or convenient and, in
particular, to determine whether the purchase will be
 carried out with a charge against the shareholders'
equity to the extent that the shares belong to the
issuer or, if relevant, to the share capital or other
 appropriate entries, in the event that it is
resolved on to convert them into treasury shares,
without the need for a resolution or decision from
this meeting, the foregoing being in compliance with
that which is established in article 56, part IV, of
the Securities Market Law

PROPOSAL #VI.: Approve the designation and/or                              ISSUER          YES        AGAINST           AGAINST
ratification of the four full Members of the Board of
 Directors and their respective alternates appointed
by the series BB shareholders

PROPOSAL #VII.: Approve the minutes entry of the                           ISSUER          YES        AGAINST           AGAINST
shareholders or group of shareholders from series B
who are owners of 10% of the share capital of the
Company, and of the persons who in accordance with
the terms of that which is provided for in article 15
 of the corporate bylaws, have the right to propose
the designation of Members of the Board of Directors
of the Company

PROPOSAL #VIII.: Ratify or, if relevant, designation,                      ISSUER          YES        AGAINST           AGAINST
 on the proposal of the nomination and compensation
committee, of the people who should make up the Board
 of Directors of the Company, to be designated by the
 series B shareholders

PROPOSAL #IX.: Approve the ratification of Ms. Laura                       ISSUER          YES          FOR               FOR
Diez Barroso Azcarrage as the Chairperson of the
Board of Directors of the Company, in accordance with
 that which is established in article 16 of the
Corporate Bylaws of the Company

PROPOSAL #X.: Ratify or, if relevant, change of the                        ISSUER          YES          FOR               FOR
compensation for those who made up the Board of
Directors of the Company during the 2008 FY to be
applied during the 12 months following 28 APR 2009

PROPOSAL #XI.: Ratify or, if relevant, modification                        ISSUER          YES        AGAINST           AGAINST
regarding the number of members who will make up the
nomination and compensation committee of the Company,
 in accordance with the terms of that which is
established by Article 28 of the corporate Bylaws of
the Company

PROPOSAL #XII.: Approve the designation or                                 ISSUER          YES        AGAINST           AGAINST
ratification of the Member of the Board of Directors
by the series B shareholders who will be a member of
the nomination and compensation committee of the
Company, in accordance with the terms of that which
is established by Article 29 of the Corporate Bylaws

PROPOSAL #XIII.: Ratify or, if relevant, modification                      ISSUER          YES          FOR               FOR
 regarding the number of Members who will make up the
 acquisitions committee of the Company, in accordance
 with the terms of that which is established by
Article 29 of the corporate bylaws

PROPOSAL #XIV.: Ratify or, if relevant, revocation                         ISSUER          YES        AGAINST           AGAINST
and designation of the chairperson of the Audit and
Corporate Practices Committee of the Company

PROPOSAL #XV.: Approve the report regarding the                            ISSUER          YES          FOR               FOR
individual or cumulative transactions equal to or
greater than USD 3,000,000.00 or its equivalent in
MXN or in currencies of jurisdictions other than
Mexico, as well as transactions carried out by
significant shareholders, if any, carrying out that
which is established in Article 29 of the Corporate
Bylaws of the Company, [sic - punctuation]

PROPOSAL #XVI.: Approve the passage of the                                 ISSUER          YES          FOR               FOR
resolutions that are considered necessary or
convenient for the purpose of carrying out the
decisions made in the above items of this agenda

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO AEROPORTUARIO DEL PACIFICO SA
  TICKER:                PAC             CUSIP:     400506101
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: THE CHIEF EXECUTIVE OFFICER'S REPORT                         ISSUER          YES          FOR             AGAINST
REGARDING THE RESULTS OF OPERATION FOR THE FISCAL
YEAR ENDED DECEMBER 31, 2008, IN ACCORDANCE WITH
ARTICLE 44, SECTION XI OF MEXICAN SECURITIES MARKET
LAW, TOGETHER WITH THE EXTERNAL AUDITOR'S REPORT ON
THE COMPANY'S FINANCIAL STATEMENTS.

PROPOSAL #1B: BOARD OF DIRECTORS' COMMENTS ON CHIEF                        ISSUER          YES          FOR             AGAINST
EXECUTIVE OFFICER'S REPORT, REFERRED TO IN ARTICLE
172 OF MEXICAN CORPORATIONS LAW, CONCERNING RESULTS
OF OPERATION FOR FISCAL YEAR ENDED DECEMBER 31, 2008
OF COMPANY AND ITS SUBSIDIARIES. THESE SUBSIDIARIES
INCLUDE THOSE COMPANIES IN WHICH COMPANY HOLDS
MAJORITY OF SHARES, WHEN VALUE OF SHARES EXCEEDS 20%
OF TOTAL SHAREHOLDERS' EQUITY IN SUCH COMPANY,
CALCULATED BASED ON MOST RECENT STATEMENT OF
FINANCIAL POSITION OF SUBSIDIARY, ALL AS MORE FULLY
DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #1C: THE REPORT PRESENTED BY THE PRESIDENT                        ISSUER          YES          FOR             AGAINST
OF THE AUDIT AND CORPORATE PRACTICES COMMITTEE FOR
THE FISCAL YEAR ENDED DECEMBER 31, 2008.

PROPOSAL #1D: THE REPORT ON THE SATISFACTION OF THE                        ISSUER          YES          FOR             AGAINST
COMPANY'S TAX OBLIGATIONS FOR THE FISCAL YEAR ENDED
DECEMBER 31, 2007.

PROPOSAL #1E: THE REPORT ON OPERATIONS AND ACTIVITIES                      ISSUER          YES          FOR             AGAINST
 IN WHICH THE BOARD OF DIRECTORS HAS INTERVENED
DURING THE FISCAL YEAR ENDED DECEMBER 31, 2008,
PURSUANT TO MEXICAN SECURITIES MARKET LAW.

PROPOSAL #02: DISCUSSION AND THE APPROVAL OF THE                           ISSUER          YES          FOR             AGAINST
FINANCIAL STATEMENTS OF THE COMPANY AND ITS
SUBSIDIARIES, INCLUDING THE FINANCIAL CONDITION, THE
INCOME STATEMENT, THE STATEMENTS OF CHANGES IN
FINANCIAL POSITION, STATEMENT OF CASH FLOWS AND
STATEMENT IN CHANGES OF CAPITAL, IN EACH CASE FOR THE
 FISCAL YEAR ENDING DECEMBER 31, 2008, AND APPROVAL
OF THE EXTERNAL AUDITOR'S REPORT REGARDING THE ABOVE-
MENTIONED FINANCIAL STATEMENTS.

PROPOSAL #03: APPROVAL OF APPLICATION OF COMPANY'S                         ISSUER          YES          FOR             AGAINST
NET INCOME FOR PERIOD ENDED DECEMBER 31, 2008, WHICH
WAS PS. 1,540,842,000.00 (ONE BILLION, FIVE HUNDRED
AND FORTY MILLION, EIGHT-HUNDRED FORTY TWO THOUSAND
PESOS), SUCH THAT 5% (FIVE PERCENT) OF THIS AMOUNT,
OR PS. 77,042,000.00 (SEVENTY SEVEN MILLION, FORTY
TWO THOUSAND PESOS) BE ALLOCATED TOWARDS INCREASING
LEGAL RESERVES, WITH REMAINING BALANCE, COMPRISED OF
PS. 1,463,800,000.00 (ONE BILLION, FOUR HUNDRED AND
SIXTY THREE MILLION, EIGHT HUNDRED THOUSAND PESOS),
BEING ALLOCATED TO ACCOUNT OF NET INCOME PENDING

PROPOSAL #4A: APPROVAL OF APPLICATION OF NET INCOME                        ISSUER          YES          FOR             AGAINST
OF PS. 2,009,617,000.00 TO PAY A DIVIDEND PS.
1,200,000,000 (ONE BILLION, TWO HUNDRED MILLION
PESOS), OR PS. 2.139037433 PER EACH OF 561 MILLION
OUTSTANDING SHARES, WITH REMAINING PS. 809,617,000.00
 PENDING APPLICATION. DIVIDEND OF PS. 1,200,000,000
WILL BE PAID IN FOLLOWING MANNER: PS. 870,000,000
(EIGHT HUNDRED AND SEVENTY MILLION PESOS), OR PS.
1.55080214 FOR EACH OF THE 561 MILLION OUTSTANDING
SHARES, AFTER MAY 25, 2009.

PROPOSAL #4B: APPROVAL OF APPLICATION OF NET INCOME                        ISSUER          YES          FOR             AGAINST
OF PS. 2,009,617,000.00 TO PAY A DIVIDEND PS.
1,200,000,000 (ONE BILLION, TWO HUNDRED MILLION
PESOS), OR PS. 2.139037433 PER EACH OF 561 MILLION
OUTSTANDING SHARES, WITH REMAINING PS. 809,617,000.00
 PENDING APPLICATION. DIVIDEND OF PS. 1,200,000,000
WILL BE PAID IN FOLLOWING MANNER:  PS. 330,000,000
(THREE HUNDRED AND THIRTY MILLION PESOS), OR PS.
0.58823529 FOR EACH OF THE 561 MILLION OUTSTANDING
SHARES, AFTER OCTOBER 31, 2009.

PROPOSAL #05: APPROVAL OF (I) WRITE-OFF OF MAXIMUM                         ISSUER          YES          FOR             AGAINST
AMOUNT APPLIED TOWARD THE SHARE REPURCHASE PROGRAM,
WHICH WAS PROPOSED AND APPROVED AT THE SHAREHOLDERS'
MEETING ON APRIL 28, 2008 FOR A MAXIMUM AMOUNT OF PS.
 55,000,000.00; (II) APPROVAL OF MAXIMUM AMOUNT TO BE
 APPLIED TO REPURCHASE OF SHARES OF COMPANY OR CREDIT
 INSTRUMENTS THAT REPRESENT THESE SHARES IN 2009, FOR
 A TOTAL OF PS. 864,617,000; AND (III) A RESOLUTION
EMPOWERING BOARD OF DIRECTORS AND/OR DELEGATES
DESIGNATED BY BOARD OF DIRECTORS TO REPURCHASE SHARES
 OF COMPANY, ALL AS MORE FULLY DESCRIBED IN THE PROXY
 STATEMENT.

PROPOSAL #06: DESIGNATION AND/OR RATIFICATION OF THE                       ISSUER          YES          FOR             AGAINST
FOUR MEMBERS OF THE BOARD OF DIRECTORS, AND THEIR
RESPECTIVE ALTERNATES THAT ARE NAMED BY HOLDERS OF
SERIES BB SHARES.

PROPOSAL #07: ACKNOWLEDGEMENT OF ANY HOLDER OR GROUP                       ISSUER          YES          FOR             AGAINST
OF HOLDERS OF SERIES B SHARES THAT OWN OVER 10% OF
THE EQUITY OF THE COMPANY, AND THE PERSONS WHO,
ACCORDING TO THE ARTICLE 15 OF THE COMPANY'S BY-LAWS,
 HAVE THE RIGHT TO DESIGNATE MEMBERS OF THE BOARD OF

PROPOSAL #08: DESIGNATION AND/OR RATIFICATION OF THE                       ISSUER          YES          FOR             AGAINST
INDIVIDUALS PROPOSED BY THE NOMINATION AND
COMPENSATION COMMITTEE THAT SHOULD BE ON THE
COMPANY'S BOARD OF DIRECTORS AS DESIGNATED BY THE
SERIES B HOLDERS.

PROPOSAL #09: DISCUSSION AND APPROVAL OF THE                               ISSUER          YES          FOR             AGAINST
DESIGNATION OF LAURA DIEZ BARROSO AZCARRAGA AS THE
COMPANY'S CHAIRMAN OF THE BOARD OF DIRECTORS, IN
ACCORDANCE WITH ARTICLE 16 OF THE COMPANY'S BY-LAWS.

PROPOSAL #10: RATIFICATION, AND IF RELEVANT,                               ISSUER          YES          FOR             AGAINST
MODIFICATION OF THE REMUNERATION FOR THE BOARD OF
DIRECTORS OF THE COMPANY DURING THE 2008 PERIOD, TO
BE PAID DURING THE 12 MONTHS FOLLOWING APRIL 28, 2009.

PROPOSAL #11: RATIFICATION, AND IF RELEVANT, THE                           ISSUER          YES          FOR             AGAINST
MODIFICATION OF THE NUMBER OF MEMBERS THAT SHALL BE
ON THE NOMINATIONS AND COMPENSATION COMMITTEE OF THE
BOARD, ACCORDING TO ARTICLE 28 OF THE COMPANY'S BY-
LAWS.

PROPOSAL #12: THE DESIGNATION OR RATIFICATION OF THE                       ISSUER          YES          FOR             AGAINST
MEMBERS REPRESENTING THE SERIES B SHARES ON THE BOARD
 OF DIRECTORS WHO WILL SERVE ON THE NOMINATIONS AND
COMPENSATION COMMITTEE OF THE COMPANY, ACCORDING TO
ARTICLE 29 OF THE COMPANY'S BY-LAWS.

PROPOSAL #13: THE DESIGNATION OR RATIFICATION OF THE                       ISSUER          YES          FOR             AGAINST
MEMBERS WHO WILL BE ON THE ACQUISITIONS COMMITTEE OF
THE COMPANY, ACCORDING TO ARTICLE 29 OF THE COMPANY'S
 BY-LAWS.

PROPOSAL #14: THE RATIFICATION OF, OR, IF NECESSARY,                       ISSUER          YES          FOR             AGAINST
REMOVAL AND DESIGNATION OF A NEW PRESIDENT OF THE
AUDIT AND CORPORATE PRACTICES COMMITTEE.

PROPOSAL #15: THE REPORT CONCERNING INDIVIDUAL OR                          ISSUER          YES          FOR             AGAINST
ACCUMULATED OPERATIONS THAT ARE EQUAL TO OR HIGHER
THAN US$ 3,000,000.00 (THREE MILLION U.S. DOLLARS),
OR ITS EQUIVALENT IN NATIONAL MEXICAN CURRENCY OR
OTHER LEGAL TENDER IN CIRCULATION IN MEXICO OR, IF
APPLICABLE, TRANSACTIONS WITH RELEVANT SHAREHOLDERS,
IN ACCORDANCE WITH ARTICLE 29 OF THE COMPANY'S BY-

PROPOSAL #16: ADOPTION OF RESOLUTIONS DEEMED                               ISSUER          YES          FOR             AGAINST
NECESSARY OR DESIRABLE IN ORDER TO COMPLY WITH ANY
DECISIONS MADE DURING THIS MEETING.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO BIMBO SAB DE CV, MEXICO
  TICKER:                N/A             CUSIP:     P4949B104
  MEETING DATE:          1/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition of the bakery                        ISSUER          YES          FOR               FOR
business of Weston Foods, Inc., as a unit, together
with certain assets, liabilities, trademarks,
inventory and accounts receivable and related
operations

PROPOSAL #2.: Approve the designation of special                           ISSUER          YES          FOR               FOR
delegates

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO BIMBO SAB DE CV, MEXICO
  TICKER:                N/A             CUSIP:     P4949B104
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Discussion, approval or modification of                      ISSUER          NO           N/A               N/A
 the report from Management that is referred to in
the main part of Article 172 of the General
Mercantile Companies Law, including the Audited
financial statements of the Company, consolidated
with those of its subsidiary Companies, for the FYE
31 DEC 2008, after reading of the following reports:
from the Chairperson of the Board of Directors, from
the Chief Executive Officer, from the Outside Auditor
 and from the Chairpersons of the audit and corporate
 practices Committees of the Company

PROPOSAL #II.: Presentation, discussion and, if                            ISSUER          NO           N/A               N/A
relevant, approval of the report that is referred to
in Article 86, part xx, of the income tax law,
regarding compliance with tax obligations by the
Company

PROPOSAL #III.: Presentation, discussion and, if                           ISSUER          NO           N/A               N/A
relevant, approval of the allocation of results for
the FYE that ended on 31 DEC 2008

PROPOSAL #IV.: Presentation, discussion and, if                            ISSUER          NO           N/A               N/A
relevant, approval of the payment of a cash dividend
in the amount of MXN 0.46 for each one of the shares
representative of the share capital of the Company of
 the Company that is in circulation

PROPOSAL #V.: Designation or, if relevant,                                 ISSUER          NO           N/A               N/A
ratification of the appointments of the Members of
the Board of Directors and determination of their
compensation

PROPOSAL #VI.: Designation or, if relevant,                                ISSUER          NO           N/A               N/A
ratification of the appointments of the Chairpersons
and Members of the Audit and corporate practices
Committees of the Company, as well as the
determination of their compensation

PROPOSAL #VII.: Presentation and, if relevant,                             ISSUER          NO           N/A               N/A
approval of the report regarding the purchase of the
Company's own shares, as well as the determination of
 the maximum amount of funds that the Company will be
 able to allocate for the purchase of own shares, in
accordance with the terms of Article 56, part iv, of
the Securities Market Law

PROPOSAL #VIII.: Designation of special delegates                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO CARSO S A DE C V
  TICKER:                N/A             CUSIP:     P46118108
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Presentation, for the appropriate                            ISSUER          NO           N/A               N/A
purposes of the report from the Chief Executive
Officer regarding the progress and the operations of
the company for the FYE on 31 DEC 2008, which
includes the financial statements to that date and
the opinion of the outside auditor, of the opinion
and of the reports from the Board of the Directors
that is referred to in lines C, D and E of part IV of
 article 28 of the securities market law, of the
report from the corporate practices and audit
committee, and of the report regarding the
fulfillment of tax obligations , resolutions in this

PROPOSAL #II.: Presentation and, if relevant,                              ISSUER          NO           N/A               N/A
approval of a proposal in relation to the allocation
of profit, which includes the payment to the
shareholders of a cash dividend of MXN 0.60 per
share, coming from the balance of the net fiscal
profit account, payable from 18 MAY 2009 resolutions

PROPOSAL #III.: If relevant, ratification of the term                      ISSUER          NO           N/A               N/A
 in office of the Board of Directors and of the chief
 executive officer for the FY 2008, resolutions in
this regard

PROPOSAL #IV.: Designation or ratification, as the                         ISSUER          NO           N/A               N/A
case may be, of the members and officers of the Board
 of the Director's and of the chairperson and, if
relevant of the members of the corporate practices
and audit committee Passage of the resolutions in
this regard, of those relative to the classification
of the independence of the members of the Board of
the Director's and for compensation, as well as, of
the others that derive from all of the above

PROPOSAL #V.: Resolutions regarding formalization and                      ISSUER          NO           N/A               N/A
 fulfillment of the resolutions that the meeting
passes and the designation of special delegates

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO CARSO S A DE C V
  TICKER:                N/A             CUSIP:     P46118108
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amendment of various Articles of the                         ISSUER          NO           N/A               N/A
Corporate By-Laws; resolutions in this regard

PROPOSAL #2.: Resolutions regarding the formalization                      ISSUER          NO           N/A               N/A
 and fulfillment of the resolutions that the meeting
passes, and designation of special delegates

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO ELEKTRA SA DE CV, CIUDAD DE MEXICO
  TICKER:                N/A             CUSIP:     P3642B213
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report that Article 172 of                       ISSUER          YES          FOR               FOR
the general mercantile companies law refers to

PROPOSAL #2.: Approve the financial statements of the                      ISSUER          YES          FOR               FOR
 Company for the FYE 31 DEC 2008, after a reading of
the report from the commissioner, as well as, if
relevant, discussion and resolutions regarding the
allocation of results and distribution of profit

PROPOSAL #3.: Approve the report from the Audit                            ISSUER          YES          FOR               FOR
Committee of the board of Directors of the Company
 FYE 31 DEC 2008

PROPOSAL #4.: Approve the report from the Board of                         ISSUER          YES          FOR               FOR
Directors in regard to the share acquisition and
placement policies, Company's repurchase fund

PROPOSAL #5.: Appoint and/or ratify the Members of                         ISSUER          YES        AGAINST           AGAINST
the Board of Directors and of the Commissioner of the
 Company, as well as their compensation, and
appointment and/or ratification of the Secretary and
of the Vice Secretary of the Company

PROPOSAL #6.: Appoint the special delegates from the                       ISSUER          YES          FOR               FOR
meeting, to appear before the notary public of their
choice to file the meeting minutes and register with
the public property and commercial registries, as the
 case may be, the meeting's resolutions, as well as
to carry out any other measure related to the meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO ELEKTRA SA DE CV, CIUDAD DE MEXICO
  TICKER:                N/A             CUSIP:     P3642B213
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Articles 26 and 28 of the                          ISSUER          YES        AGAINST           AGAINST
Corporate Bylaws of the Company

PROPOSAL #2.: Appoint the special delegates from the                       ISSUER          YES          FOR               FOR
meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO FINANCIERO BANORTE SAB DE CV GFNORTE
  TICKER:                N/A             CUSIP:     P49501201
  MEETING DATE:          10/6/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve to pay a cash dividend in the                        ISSUER          YES          FOR               FOR
amount of MXN 0.47 per share

PROPOSAL #II.: Approve the report from the outside                         ISSUER          YES          FOR               FOR
Auditor regarding the fiscal situation of the Company

PROPOSAL #III.: Approve the designation of a delegate                      ISSUER          YES          FOR               FOR
 or delegates to formalize and carry out if relevant,
 the resolutions passed by the meeting

PROPOSAL #IV.: Approve the meeting minutes                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO FINANCIERO BANORTE SAB DE CV GFNORTE
  TICKER:                N/A             CUSIP:     P49501201
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the reports that are referred                        ISSUER          YES          FOR               FOR
to in Part IV of Article 28 of the Securities Market
Law, for the FYE on 31 DEC 2008

PROPOSAL #2.: Approve the allocation of profit                             ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the designation of the Members                       ISSUER          YES        AGAINST           AGAINST
of the Board of Directors of the Company,
classification of their independence and
determination of their compensation

PROPOSAL #4.: Approve the designation of the Members                       ISSUER          YES        AGAINST           AGAINST
of the Audit and Corporate Practices Committee,
including the appointment of the Chairperson of said
Committee, as well as the determination of their
compensation

PROPOSAL #5.: Receive the report from the Board of                         ISSUER          YES          FOR               FOR
Directors regarding the transactions carried out with
 the Company's own shares during 2008, as well as the
 determination of the maximum amount of funds that
can be allocated to the purchase of the Company's own
 shares for the 2009 FY

PROPOSAL #6.: Approve the cancellation of the shares                       ISSUER          YES          FOR               FOR
in treasury

PROPOSAL #7.: Approve the designation of a delegate                        ISSUER          YES          FOR               FOR
or delegates to formalize and carry out, if relevant,
 the resolutions passed by the meeting

PROPOSAL #8.: Approve the drafting and reading of the                      ISSUER          YES          FOR               FOR
 meeting minutes

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO FINANCIERO BANORTE SAB DE CV GFNORTE
  TICKER:                N/A             CUSIP:     P49501201
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Article 2 of the Corporate                         ISSUER          YES        AGAINST           AGAINST
Bylaws, for the purpose of omitting as an entity that
 is part of the financial group Creditos Pronegocio
S.A. de c.v., Sociedad Financiera de Objeto Limitado,
 Grupo Financiero Banorte, as a result of its merger
with Banco Mercantil del Norte, S.A., institucion de
banca multiple, Grupo Financiero Banorte, and as a
consequence, the signing of a new sole covenant of
responsibilities

PROPOSAL #2.: Approve the designation of a delegate                        ISSUER          YES          FOR               FOR
or delegates to formalize and carry out if relevant,
the resolutions passed by the meeting

PROPOSAL #3.: Approve the meeting minutes                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO FINANCIERO INBURSA S A DE C V
  TICKER:                N/A             CUSIP:     P4950U165
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve the presentation of the fiscal                       ISSUER          YES          FOR               FOR
opinion from the Outside Auditor regarding the 2007
FY in compliance with the obligation contained in
Article 86, Part XX, of the Income Tax Law,
resolutions in this regard

PROPOSAL #II.1: Approve the report from the Chief                          ISSUER          YES          FOR               FOR
Executive Officer prepared in accordance with
Articles 172 of the General Mercantile Companies Law
and 44, part XI, of the Securities Market Law,
accompanied by the opinion of the Outside Auditor,
regarding the operations and results of the Company
for the FYE on 31 DEC 2008, as well as the opinion of
 the Board of Directors regarding the content of said

PROPOSAL #II.2: Approve the report from the Board of                       ISSUER          YES          FOR               FOR
Directors that is referred to in Article 172, Line B,
 of the General Mercantile Companies Law in which are
 contained the main accounting and information
policies and criteria followed in the preparation of
the financial information of Company

PROPOSAL #II.3: Approve the report on the activities                       ISSUER          YES          FOR               FOR
and transactions in which the Board of Directors
intervened in accordance with Article 28, Part IV,
Line E, of the Securities Market Law

PROPOSAL #II.4: Approve the individual and                                 ISSUER          YES          FOR               FOR
consolidated financial statements of the Company to
31 DEC 2008

PROPOSAL #II.5: Approve the annual reports regarding                       ISSUER          YES          FOR               FOR
the activities carried out by the Audit and Corporate
 Practices Committees in accordance with Article 43
of the Securities Market Law, resolutions in this

PROPOSAL #III.: Approve the allocation of results,                         ISSUER          YES          FOR               FOR
resolutions in this regard

PROPOSAL #IV.: Approve the payment of a dividend,                          ISSUER          YES          FOR               FOR
resolutions in this regard

PROPOSAL #V.: Approve the appointment and                                  ISSUER          YES        AGAINST           AGAINST
ratification of the Members of the Board of
Directors, Secretary and Vice Secretary of the
Company, resolutions in this regard

PROPOSAL #VI.: Approve the determination of the                            ISSUER          YES          FOR               FOR
compensation for the Members of the Board of
Directors, Secretary and Vice Secretary of the
Company, resolutions in this regard

PROPOSAL #VII.: Approve the appointment and                                ISSUER          YES        AGAINST           AGAINST
ratification of the Corporate Practices and Audit
Committees of the Company, resolutions in this regard

PROPOSAL #VIII.: Approve the determination of the                          ISSUER          YES          FOR               FOR
compensation for the Members of the Corporate
Practices and the Audit Committees of the Company,
resolutions in this regard

PROPOSAL #IX.: Approve the annual report in regard to                      ISSUER          YES          FOR               FOR
 the acquisition of the Company's own shares in
accordance with the terms of Article 54 of the
Securities Market Law and determination of the
maximum amount of funds that can be allocated for the
 acquisition of the Company's own shares for the 2009
 FY, resolutions in this regard

PROPOSAL #X.: Approve the designation of delegates to                      ISSUER          YES          FOR               FOR
 carry out and formalized resolutions passed by the
meeting, resolutions in this regard

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO FINANCIERO INBURSA SAB DE CV
  TICKER:                N/A             CUSIP:     P4950U165
  MEETING DATE:          11/11/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve the tax opinion of the outside                       ISSUER          YES          FOR               FOR
auditor in relation to the 2007 FY in compliance with
 the obligation contained in Article 86(XX) of the
income Tax Law, resolutions in this regard

PROPOSAL #II.: Approve to carry out a partial                              ISSUER          YES        AGAINST           AGAINST
amendment of the Company's Corporate Bylaws,
resolutions in this regard

PROPOSAL #III.: Approve the cancellation of the                            ISSUER          YES          FOR               FOR
unsubscribed and unpaid shares arising from the
increase in share capital approved in the general
meeting of shareholders held on 23 JUN 2008, with the
 consequent reduction of the minimum fixed share
capital and amend the Article 7 of the Corporate
Bylaws, resolutions in this regard

PROPOSAL #IV.: Approve the cancellation of the                             ISSUER          YES          FOR               FOR
agreements adopted to separate Arrendadora Financiera
 Inbursa, S.a. De C.v, Sofom, E.r., and Grupo
Financiero Inbursa from the financial group,
resolutions in this regard

PROPOSAL #V.: Approve the designation of delegates to                      ISSUER          YES          FOR               FOR
 carry out and formalize the resolutions passed by
the general meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO MEXICO SAB DE CV
  TICKER:                N/A             CUSIP:     P49538112
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Receive the report from the Chief                            ISSUER          YES          FOR               FOR
Executive Officer of the Company for the FY that ran
from 01 JAN 2008 to 31 DEC 2008; discussion and
approval, if relevant, of the consolidated financial
statements of the Company and of its subsidiaries to
31 DEC 2008; presentation of the opinions and reports
 that are referred to in Article 28, part iv, lines
A, C, D and E of the Securities Market Law, regarding
 the FY that ran from 01 JAN 2008 to 31 DEC 2008

PROPOSAL #II.: Receive the report regarding the                            ISSUER          YES          FOR               FOR
fulfillment of the tax obligations that are referred
to in Article 86, Part XX, of the Income Tax Law
during the 2008 FY

PROPOSAL #III.: Approve the allocation of profits                          ISSUER          YES          FOR               FOR
from the FY that ended on 31 DEC 2008

PROPOSAL #IV.: Receive the report that is referred to                      ISSUER          YES          FOR               FOR
 in Article 60, part iii, of the provisions of a
general nature applicable to the issuers of
securities and other participants, including a report
 regarding the allocation of the funds destined for
the acquisition of the Company's own shares during
the FYE on 31 DEC 2008; determination of the maximum
amount of funds to be allocated to the acquisition of
 the Company's own shares during the FY that ended on
 31 DEC 2008; determination of the maximum amount of
funds to be allocated to the acquisition to the
Company's own shares during the 2009 fiscal year

PROPOSAL #V.: Ratify the acts done by the Board of                         ISSUER          YES        AGAINST           AGAINST
Directors, the Executive Chairperson and its
Committees during the FY that ran to 31 DEC 2008;
appoint or reelect, if relevant, of the Members of
the Board of Directors of the Company and
classification of their independence in accordance
with Article 26 of the securities market law ;
appoint or reelect if relevant, of the Members of the
 Committees of the Board of Directors itself and of

PROPOSAL #VI.: Approve the remuneration for the                            ISSUER          YES          FOR               FOR
Members of the Board of Directors and for the Members
 of the Committees of the Board

PROPOSAL #VII.: Approve the designation delegates who                      ISSUER          YES          FOR               FOR
 will carry out and formalize the resolutions passed
at this meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO MODELO S A DE C V
  TICKER:                N/A             CUSIP:     P4833F104
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Report from the Board of Directors                           ISSUER          NO           N/A               N/A
regarding the FY that ended on 31 DEC 2008 in
accordance with the terms of that which is provided
for in Part IV of Article 28 of the Securities Market
 Law and other, applicable legal provisions

PROPOSAL #2.: Proposals in relation to the allocation                      ISSUER          NO           N/A               N/A
 of results, including the payment of a cash
dividend, resolutions in this regard

PROPOSAL #3.: Report regarding the status of the Fund                      ISSUER          NO           N/A               N/A
 for the acquisition of the Company's own shares and
proposal, and if relevant, approval of the maximum
amount of funds that can be allocated for the
acquisition of own shares for the 2009 FY

PROPOSAL #4.: Remuneration for the Members of the                          ISSUER          NO           N/A               N/A
Board of Directors, both full and the alternate and
for the Secretary and Vice Secretary of the Company

PROPOSAL #5.: Appointment or ratification, if                              ISSUER          NO           N/A               N/A
relevant, of the people who will make up the Board of
 Directors of the Company, both full and alternate,
as well as of the Secretary and Vice Secretary of the
 Company

PROPOSAL #6.: Appointment or ratification, if                              ISSUER          NO           N/A               N/A
relevant, of the Members of the Executive Committee
of the Company

PROPOSAL #7.: Appointment or ratification, if                              ISSUER          NO           N/A               N/A
relevant, of the Chairpersons of the Audit Committee
and of the Corporate Practices Committee of the

PROPOSAL #8.: Designation of delegates who will carry                      ISSUER          NO           N/A               N/A
 out the resolutions passed by this meeting, and, if
relevant, formalize them as appropriate

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO TELEVISA SA
  TICKER:                N/A             CUSIP:     P4987V137
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Resolution concerning the cancellation                       ISSUER          NO           N/A               N/A
of shares and concerning the consequent reduction in
Capital and amendment of Article 6 of the Corporate
By Laws

PROPOSAL #2.: Designation of delegates who will carry                      ISSUER          NO           N/A               N/A
 out and formalize the resolutions passed by this
meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO TELEVISA SA
  TICKER:                N/A             CUSIP:     P4987V137
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation, if relevant, approval of                       ISSUER          NO           N/A               N/A
the reports that are referred to in Article 28, PART
IV of the Securities Market Law, including the
presentation of the financial statements of the
Company for the FYE 31 DEC 2008, and resolutions
concerning the term in office of the Board of
Directors, Committees and Chief Executive Officer of
the Company

PROPOSAL #2.: Presentation of the report concerning                        ISSUER          NO           N/A               N/A
compliance with the tax obligations of the Company,
in accordance with the applicable legal provisions

PROPOSAL #3.: Resolution concerning the allocation of                      ISSUER          NO           N/A               N/A
 profits from the FYE 31 DEC 2008

PROPOSAL #4.1: Resolutions concerning the amounts                          ISSUER          NO           N/A               N/A
that may be allocated for the purchase of own shares
under the terms of that which is provided in Article
56, PART IV, of the Securities Market Law

PROPOSAL #4.2: Resolutions concerning the                                  ISSUER          NO           N/A               N/A
presentation of the report concerning the policies
and resolutions adopted by the Board of Directors of
the Company, in relation to the purchase and sale of

PROPOSAL #5.: Nomination and/or ratification, if                           ISSUER          NO           N/A               N/A
relevant, of the people who will form the Board of
Directors, the Secretary and the Vice Secretaries, as
 well as the Officers

PROPOSAL #6.: Nomination and/or ratification, if                           ISSUER          NO           N/A               N/A
relevant, of the people who will form the Executive
Committee

PROPOSAL #7.: Nomination and/or ratification, if                           ISSUER          NO           N/A               N/A
relevant, of the chairperson of the Audit and
Corporate Practices Committee

PROPOSAL #8.: Remuneration to the Members of the                           ISSUER          NO           N/A               N/A
Board of Directors, the Executive Committee and the
Audit and Corporate Practices Committee, as well as
the Secretary and to the Vice Secretaries

PROPOSAL #9.: Designation of delegates who will carry                      ISSUER          NO           N/A               N/A
 out and formalize the resolutions passed by this
meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GS ENGINEERING & CONSTRUCTION CORP, SEOUL
  TICKER:                N/A             CUSIP:     Y2901E108
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES          FOR               FOR
Articles of Incorporation

PROPOSAL #3.: Elect 3 Executive Directors, 2 outside                       ISSUER          YES          FOR               FOR
Directors

PROPOSAL #4.: Elect the Auditor Committee [outside                         ISSUER          YES          FOR               FOR
Directors 1 person]

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GS HOLDINGS CORP, SEOUL
  TICKER:                N/A             CUSIP:     Y2901P103
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 5th balance sheet, income                        ISSUER          YES          FOR               FOR
statement and the proposed disposition of retained
earnings

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES          FOR               FOR
Articles of Incorporation

PROPOSAL #3.: Elect 2 Outside Directors                                    ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Auditor Committee Member                           ISSUER          YES          FOR               FOR
[Auditor Committee Member as Outside Director 1 ]

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GUANGDONG INVESTMENT LTD
  TICKER:                N/A             CUSIP:     Y2929L100
  MEETING DATE:          10/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to and conditional                          ISSUER          YES        AGAINST           AGAINST
upon the Listing Committee of The Stock Exchange of
Hong Kong Limited [the Stock Exchange] granting
approval of the listing of, and permission to deal in
 ordinary shares of the Company [the Shares] which
may fall to be issued pursuant to the exercise of
options [Options] granted under the share option
scheme [the New Share Option Scheme] of the Company,
the terms of which are contained in the document
marked A and produced to the meeting and for the
purpose of identification signed by a Director of the
 Company and a summary of which is set out in a
circular dated 08 OCT 2008 and dispatched to the
shareholders of the Company of which the notice
convening this meeting forms part [the Condition],
the New Share Option Scheme be and authorize the
Board of Directors of the Company [the Board] to
grant Options and to allot and issue Shares pursuant
to the exercise of any Option and to do all such acts
 and to enter into all such transactions and
arrangements as may be necessary or desirable in
order to give effect to the New Share Option Scheme
and, to the extent permissible under the Articles of
Association of the Company, the Rules governing the
Listing of Securities on the Stock Exchange and the
rules of the New Share Option Scheme, the Directors
of the Company may vote in respect of any
resolution(s) under or affecting the New Share Option
 Scheme [including, without limitation, approving any
 amendments to the rules of the New Share Option
Scheme as may be acceptable or not objected to by the
 Stock Exchange, the granting of Options there under
or approving the allotment and issue of Shares upon
exercise of Options there under notwithstanding any
interest(s) of any Director(s)], for the avoidance of
 doubt, the total number of Shares which may be
issued upon the exercise of the Options to be granted
 under the New Share Option Scheme shall not exceed
10% of the Shares in issue as at the date of the
passing of this resolution, for the purpose of
calculating the 10% limit, all options previously
granted under the existing share option scheme [the
Existing Share Option Scheme] of the Company which
was adopted by the Company on 31 MAY 2002 or any
other schemes of the Company [including those
outstanding, cancelled, lapsed in accordance with the
 relevant scheme or exercised] will not be counted;
the Existing Share Option Scheme is hereby terminated
 on the same date as the New Share Option Scheme
comes into effect upon approval of the New Share
Option Scheme in accordance with (a) above and
fulfillment of the Condition, provided that any
options granted under the Existing Share Option
Scheme prior to the passing of this resolution shall
not, in any way, be affected or prejudiced and all
such options shall continue to be valid and

PROPOSAL #2.: Re-elect Mr. Huang Xiaofeng as a                             ISSUER          YES        AGAINST           AGAINST
Director of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GUANGDONG INVT LTD
  TICKER:                N/A             CUSIP:     Y2929L100
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
consolidated financial statements and the reports of
the Directors of the Company [the Directors] and the
Auditors of the Company [the Auditors] for the YE 31
DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.1: Re-elect Mr. Li Wenyue as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #3.2: Re-elect Mr. Cheng Mo Chi, Moses as a                       ISSUER          YES          FOR               FOR
Director of the Company [Authority expires the
earlier of the conclusion of the AGM of the Company
to be held in 2012 or 30 JUN 2012 in accordance with
the Articles of Association of the Company and/or any
 applicable laws and regulations]

PROPOSAL #3.3: Re-elect Mr. Zhai Zhiming as a                              ISSUER          YES        AGAINST           AGAINST
Director of the Company [Authority expires the
earlier of the conclusion of the AGM of the Company
to be held in 2012 or 30 JUN 2012 in accordance with
the Articles of Association of the Company and/or any
 applicable laws and regulations]

PROPOSAL #3.4: Re-elect Mr. Sun Yingming as a                              ISSUER          YES          FOR               FOR
Director of the Company [Authority expires the
earlier of the conclusion of the AGM of the Company
to be held in 2012 or 30 JUN 2012 in accordance with
the Articles of Association of the Company and/or any
 applicable laws and regulations]

PROPOSAL #3.5: Authorize the Board to fix the                              ISSUER          YES          FOR               FOR
remuneration of Directors

PROPOSAL #4.: Re-appoint Ernst & Young as the                              ISSUER          YES          FOR               FOR
Auditors and authorize the Board to fix their

PROPOSAL #5.: Authorize the Directors, subject to the                      ISSUER          YES        AGAINST           AGAINST
 other provisions of this resolution and pursuant to
Section 57B of the Companies Ordinance [Chapter 32 of
 the Laws of Hong Kong], to allot, issue and deal
with ordinary shares of HKD 0.50 in the capital of
the Company and make or grant offers, agreements and
options or warrants which would or might require the
exercise of such powers be and is hereby generally
and unconditionally approved; during and after the
relevant period, not exceeding 20% of the aggregate
nominal amount of the issued share capital of the
Company, otherwise than pursuant to i) a Rights Issue
 or ii) the exercise of the subscription or
conversion rights attaching to any warrants,
preference shares, convertible bonds or other
securities issued by the Company which are
convertible into ordinary Shares or iii) the exercise
 of options granted by the Company under any option
scheme or similar arrangement for the time being
adopted for the grant to Directors, officers and/or
employees of the Company and/or any of its
subsidiaries and/or other eligible person [if any] of
 rights to acquire ordinary Shares or iv) any scrip
dividend or similar arrangement providing for the
allotment of Ordinary Shares in lieu of the whole or
part of a dividend on the ordinary Shares; [Authority
 expires the earlier of the conclusion of the next
AGM of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Articles or any applicable laws of the Hong
Kong Special Administrative Region of the People's

PROPOSAL #6.: Authorize the Directors during the                           ISSUER          YES          FOR               FOR
Relevant Period of all the powers of the Company to
repurchase Ordinary Shares on The Stock Exchange of
Hong Kong Limited [the Hong Kong Stock Exchange] or
on any other stock exchange on which the securities
of the Company may be listed and authorized by the
Securities and Futures Commission and the Hong Kong
Stock Exchange under the Hong Kong Code on Share
Repurchases for this purpose, subject to and in
accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on the Hong Kong Stock Exchange or any
other stock exchange as amended from time to time, be
 and is hereby generally and unconditionally
approved; the aggregate nominal amount of the
Ordinary Shares which the Company is authorized to
repurchase pursuant to the approval in paragraph (a)
of this resolution shall not exceed 10% of the
aggregate nominal amount of the Ordinary Shares in
issue as at the date of the passing of this
resolution; [Authority expires the earlier of the
conclusion of the AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Articles of
Association of the Company or any applicable laws of

PROPOSAL #7.: Authorize the Directors, conditional                         ISSUER          YES        AGAINST           AGAINST
upon the passing of Resolutions 05 and 06 set out in
the notice convening this meeting, the aggregate
nominal amount of the number of Ordinary Shares which
 are repurchased by the Company under the authority
granted to the Directors as mentioned in the said
Resolution 06 shall be added to the aggregate nominal
 amount of share capital that may be allotted, issued
 or dealt with or agreed conditionally or
unconditionally to be allotted, issued or dealt with
by the Directors pursuant to the approval in the said
 Resolution 05

PROPOSAL #S.8: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company as follows: Article 66A; 69A; 77; 78A;
134A as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GUANGSHEN RAILWAY CO. LIMITED
  TICKER:                N/A             CUSIP:     Y2930P108
  MEETING DATE:          12/4/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the proposed revision of the                         ISSUER          YES          FOR               FOR
annual caps for the 3 financial years ending 31 DEC
2010 in relation to the continuing connected
transactions under the comprehensive services
agreement dated 05 NOV 2007 entered into between the
Company and Guangzhou Railway [Group] Company to RMB
5,829.05 million, RMB 6,703.41 million and RMB
7,708.92 million, respectively, together with the
breakdown of such annual caps in respect of the
relevant types of services as specified and authorize
 any one Director of the Company to do all such
further acts and things and execute all such further
documents and take all such steps as he or she may
consider necessary, desirable or expedient to
implement and/or give effect to such revision

PROPOSAL #2.: Approve the proposed revision of the                         ISSUER          YES          FOR               FOR
annual caps for the 3 financial years ending 31 DEC
2010 in relation to the continuing connected
transactions under the comprehensive services
agreement dated 05 NOV 2007 entered into between the
Company and Guangzhou Railway Group Yang Cheng
Railway Industrial Company to RMB 824.68 million, RMB
 948.38 million and RMB 1,090.64 million,
respectively, together with the breakdown of such
annual caps in respect of the relevant types of
services as specified and authorize any one Director
of the Company to do all such further acts and things
 and execute all such further documents and take all
such steps as he or she may consider necessary,
desirable or expedient to implement and /or give

PROPOSAL #3.: Approve the proposed revision of the                         ISSUER          YES          FOR               FOR
annual caps for the 3 financial years ending 31 DEC
2010 in relation to the continuing connected
transactions under the comprehensive services
agreement dated 05 NOV 2007 entered into between the
Company and Guangshen Railway Enterprise Development
Company to RMB 345 million, RMB 396.75 million and
RMB 456.26 million, respectively, together with the
breakdown of such annual caps in respect of the
relevant types of services as specified and authorize
 any one Director of the Company to do all such
further acts and things and execute all such further
documents and take all such steps as he or she may
consider necessary, desirable or expedient to
implement and /or give effect to such revision

PROPOSAL #4.: Approve to remove Mr. Yang Yiping from                       ISSUER          YES        AGAINST           AGAINST
the office of a Director of the fifth session of the
Board of Directors of the Company with immediate

PROPOSAL #5.: Appoint Mr. Shen Yi as an Executive                          ISSUER          YES        AGAINST           AGAINST
Director of the fifth session of the Board of
Directors of the Company with immediate effect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GUANGSHEN RY LTD
  TICKER:                N/A             CUSIP:     Y2930P108
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the work report of the Board of                      ISSUER          YES          FOR               FOR
 Directors of the Company [the Board] for 2008

PROPOSAL #2.: Approve the work report of the                               ISSUER          YES          FOR               FOR
Supervisory Committee of the Company for 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements of the Company for 2008

PROPOSAL #4.: Approve the proposed profits                                 ISSUER          YES          FOR               FOR
distribution of the Company for 2008

PROPOSAL #5.: Approve the financial budget of the                          ISSUER          YES          FOR               FOR
Company for 2009

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers Zhong                      ISSUER          YES          FOR               FOR
 Tian CPAs Company Limited as the PRC Auditor to the
Company for 2009 and authorize the Board of Directors
 and the Audit Committee to determine its remuneration

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the International Auditor to the Company for 2009 and
 authorize the Board of Directors and the audit
committee to determine its remuneration

PROPOSAL #8.: Approve the removal of Mr. Liu Hai as a                      ISSUER          YES          FOR               FOR
 Director of the 5th session of the Board of
Directors of the Company

PROPOSAL #9.: Approve the removal of Mr. Wu Houhui as                      ISSUER          YES          FOR               FOR
 a Director of the 5th session of the Board of
Directors of the Company

PROPOSAL #10.1: Elect Mr. Luo Qing as the Non-                             ISSUER          YES          FOR               FOR
Independent Director of the 5th session of the Board
of Directors of the Company

PROPOSAL #10.2: Elect Mr. Li Liang as the Non-                             ISSUER          YES          FOR               FOR
Independent Director of the 5th session of the Board
of Directors of the Company

PROPOSAL #S.11: Approve the proposed amendments to                         ISSUER          YES          FOR               FOR
the rules of procedures of meeting of the Board of
Directors of the Company

PROPOSAL #S.12: Approve the proposed amendments to                         ISSUER          YES          FOR               FOR
the Articles of Association of the Company [as

PROPOSAL #S.13: Approve the proposed issue of Medium-                      ISSUER          YES          FOR               FOR
Term notes in the PRC by the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GUANGZHOU R F PPTYS CO LTD
  TICKER:                N/A             CUSIP:     Y2933F115
  MEETING DATE:          12/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1.1: Approve in respect of the issue of                        ISSUER          YES          FOR               FOR
Domestic Corporate Bonds in the PRC [subject to the
approval of the CSRC and the conditions of the bonds
market in the PRC]; i) the issuer Guangzhou R&F
Properties Co., Limited, (ii) the PRC place of issue,
 (iii) the size of issue aggregate principal amount
shall not be more than RMB 6.0 billion

PROPOSAL #S.1.2: Approve the arrangement for issue to                      ISSUER          YES          FOR               FOR
 shareholders, the Domestic Corporate Bonds will not
be placed to existing shareholders on a preferential
basis in respect of the issue of Domestic Corporate
Bonds in the PRC [subject to the approval of the CSRC
 and the conditions of the bonds market in the PRC]

PROPOSAL #S.1.3: Approve the maturity, 5 to 10 years                       ISSUER          YES          FOR               FOR
in respect of the issue of Domestic Corporate Bonds
in the PRC [subject to the approval of the CSRC and
the conditions of the bonds market in the PRC]

PROPOSAL #S.1.4: Approve the use of proceeds, to                           ISSUER          YES          FOR               FOR
repay part of the existing bank loans and to
supplement the working capital of the Company in
respect of the issue of Domestic Corporate Bonds in
the PRC [subject to the approval of the CSRC and the
conditions of the bonds market in the PRC]

PROPOSAL #S.1.5: Approve, subject to the satisfaction                      ISSUER          YES          FOR               FOR
 of the relevant requirements for listing, an
application for listing of the Domestic Corporate
Bonds on a domestic Stock Exchange as approved by the
 relevant PRC regulatory authorities will be made in
respect of the issue of Domestic Corporate Bonds in
the PRC [subject to the approval of the CSRC and the
conditions of the bonds market in the PRC]

PROPOSAL #S.1.6: Approve, subject to approval by                           ISSUER          YES          FOR               FOR
shareholders and CSRC, the validity period for issue
of the Domestic Corporate Bonds shall be 24 months
from the date of passing of the Special Resolution at
 the EGM approving the issue and the date of approval
 by CSRC in respect of the issue of Domestic
Corporate Bonds in the PRC [subject to the approval
of the CSRC and the conditions of the bonds market in

PROPOSAL #S.2: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to deal with all matters in connection
with the issue of the Domestic Corporate Bonds in the
 PRC, including but not limited to the: i) implement
specific plan for the issue of the Domestic Corporate
 Bonds according to market conditions, including but
not limited to the timing of issue, issue size, issue
 price, maturity, whether to issue in tranches and
their respective size and maturity, interest rate and
 method of determination, conditions for redemption
or repurchase, guarantees, place of issue and
listing, other terms of the bond and all other
matters relating to the issue of the Domestic
Corporate Bonds; ii] determine the final use of the
proceeds in accordance with the needs of the Company;
 iii) decide and appoint intermediaries and a trustee
 for the issue of the Domestic Corporate Bonds; iv)
apply to the relevant PRC regulatory authorities to
issue the Domestic Corporate Bonds and make
appropriate adjustments to the plan for the issue and
 terms of the Domestic Corporate Bonds in accordance
with the feedback [if any] from the relevant PRC
regulatory authorities; v) deal with any matters
relating to the issue and listing of the Domestic
Corporate Bonds pursuant to the relevant rules of the
 relevant domestic Stock Exchange[s]; vi) approve and
 execute relevant legal documents relating to the
issue and listing of the Domestic Corporate Bonds and
 make appropriate disclosure; and take all necessary
actions to determine and make arrangements for all
matters relating to the proposed issue and listing of
 the Domestic Corporate Bonds, including exercising
discretion to delay or temporarily suspend the issue
of the Domestic Corporate Bonds should such event of
force major or other situations make the issue of the
 Domestic Corporate Bonds difficult or would not be
beneficial to the Company even if it could be issued

PROPOSAL #S.3: Approve the measures to be implemented                      ISSUER          YES          FOR               FOR
 by the Company in the event of an expected inability
 to repay the Domestic Corporate Bonds as scheduled
or inability to repay principals and interest of the
Domestic Corporate Bonds when they become due: i) no
dividends will be distributed to shareholders; ii)
suspend capital expenditure, such as major external
investments, acquisitions and mergers; iii) salary
and bonus of the Directors and senior Management of
the Company will be reduced or suspended; and iv) no
key officers will be allowed to leave office

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GUANGZHOU R F PPTYS CO LTD
  TICKER:                N/A             CUSIP:     Y2933F115
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the proposed A share issue                          ISSUER          YES          FOR               FOR
including that the Board is authorized to determine
matters and deal with, at its discretion and with
full authority, matters in relation to the Proposed A
 Share Issue, including but not limited to the
specific timing of issue, number of A Shares to be
issued, target subscribers, method of issue, basis of
 determining the issue prices, and number and
proportion of A Shares to be issued to each
subscriber, and at its discretion and with full
authority, sign and execute all necessary documents,
including but not limited to the preliminary
prospectus, the prospectus, underwriting agreement,
listing agreement and any related announcements,
effect and carry out necessary formalities, including
 but not limited to procedures for listing of the A
Shares on Shanghai Stock Exchange, and take all other
 necessary actions in connection with the Proposed A
Share Issue, as well as to handle all registration
requirements in relation to changes in the registered
 capital of the Company following the completion of
the Proposed A Share Issue, by the holders of H
Shares in the H Shareholders Class Meeting held on 18
 JUN 2007 and extended in the H Shareholders Class
Meeting held on 30 MAY 2008 which is effective until
30 MAY 2009, be extended for a period of 12 months
from the date of passing of this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GUANGZHOU R F PPTYS CO LTD
  TICKER:                N/A             CUSIP:     Y2933F115
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors [the Board] of the Company for the YE 31
DEC 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the YE 31 DEC 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements and the report of the Auditors for the YE

PROPOSAL #4.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008 of RMB 0.28 per share

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company, and authorize the Board
to fix the remuneration of the Auditors

PROPOSAL #6.: Authorize the Board to decide on                             ISSUER          YES          FOR               FOR
matters relating to the payment of interim dividend
for the 6 months ended 30 JUN 2009

PROPOSAL #7.A: Re-appoint Mr. Li Sze Lim as the                            ISSUER          YES          FOR               FOR
Company's Executive Director and authorize the Board
to fix the remuneration of the Director

PROPOSAL #7.B: Re-appoint Mr. Zhang Li as the                              ISSUER          YES          FOR               FOR
Company's Executive Director and authorize the Board
to fix the remuneration of the Director

PROPOSAL #7.C: Re-appoint Mr. Zhao Yaonan as the                           ISSUER          YES          FOR               FOR
Company's Executive Director and authorize the Board
to fix the remuneration of the Director

PROPOSAL #7.D: Re-appoint Mr. Lu Jing as the                               ISSUER          YES          FOR               FOR
Company's Executive Director and authorize the Board
to fix the remuneration of the Director

PROPOSAL #8.A: Re-appoint Mr. Feng Xiangyang as the                        ISSUER          YES          FOR               FOR
Company's Supervisor and authorize the Board to fix
the remuneration of the Supervisor

PROPOSAL #9.: Authorize the Board, depending on                            ISSUER          YES        AGAINST           AGAINST
operation requirements, to provide guarantee to the
Company's subsidiaries, subject to the relevant
provisions of the Articles of Association of the
Company and under the following circumstances, up to
an amount of RMB 25 billion in aggregate: the total
external guarantees [including guarantees to
subsidiaries] of the Company and its subsidiaries
exceed 50% of the latest audited net assets value;
the total external guarantees [including guarantees
to subsidiaries] exceed 30% of the latest audited
total assets value; the gearing ration of the
subsidiary for which guarantee is to be provided is
over 70%; or the guarantee to be provided to a
subsidiary exceed 10% of the Company's latest audited
 net assets value; [Authority is given for 1 year,
details of the guarantees authorized by the Board
pursuant to the authority will have to be confirmed

PROPOSAL #S.10: Authorize the Board to propose A                           ISSUER          YES          FOR               FOR
Shares issue to determine matters and deal with, at
its discretion and with full authority, matters in
relation to the proposed A Share Issue, including but
 not limited to the specific timing of issue, number
of A Shares to be issued, target subscribers, method
of issue, basis of determining the issue prices, and
number and proportion of A Shares to be issued to
each subscriber, and at its discretion and with full
authority, sign and execute all necessary documents,
including but not limited to the preliminary
prospectus, the prospectus, underwriting agreement,
listing agreement and any related announcements,
effect and carry out necessary formalities, including
 but not limited to procedures for listing of the A
Shares on Shanghai Stock Exchange, and take all other
 necessary actions in connection with the proposed A
Share Issue, as well as to handle all registration
requirements in relation to changes in the registered
 capital of the Company following the completion of
the proposed A Share Issue, by the shareholders in
the EGM held on 18 JUN 2007 and as extended by the
shareholders in the AGM and class meetings held on 30
 MAY 2008 which is effective until 30 MAY 2009 be
extended for 1 year from date of passing of this
special resolution

PROPOSAL #S.11: Authorize the Board to amend the use                       ISSUER          YES          FOR               FOR
of proceeds from the proposed A Share issue as
approved by the shareholders in the EGM of 18 JUN
2007 including but not limited to the timing of use
of the proceeds, deletion of projects and
reallocation among the projects according to the
development progress of the projects, the direction
of relevant authorities and the actual amount of

PROPOSAL #S.12: Authorize the Board to issue, allot                        ISSUER          YES        AGAINST           AGAINST
and deal in additional shares in the capital of the
Company, whether Domestic Shares or H Shares, and to
enter into offers and agreements or to grant options
in respect thereof, subject to the following
conditions: (a) such mandate shall not extend beyond
the Relevant Period save that the Board may during
the Relevant Period enter into offers and agreements
or to grant options which may require the exercise of
 such powers after the end of the Relevant Period;
(b) the aggregate nominal amount of shares, whether
Domestic Shares or H Shares, issued, allotted and
dealt with by the Board pursuant to such mandate
shall not exceed (i) 20% of the aggregate nominal
amount of Domestic Shares in issue and (ii) 20% of
the aggregate nominal amount of H Shares in issue; in
 each case at the date of this resolution; and (c)
the Board shall only exercise its power under such
mandate in accordance with the Company Law of the
People's Republic of China [PRC] and the Rules
Governing the Listing of Securities on The Stock
Exchange of Hong Kong Limited [the Stock Exchange] as
 amended from time to time [the Listing Rules] and
only if all necessary approvals from the China
Securities Regulatory Commission and or other
relevant PRC authorities are obtained; and to : (a)
approve, execute and do or procure to be executed and
 done, all such documents, deeds and things as it may
 consider necessary in connection with the issue of
new shares, including without limitation, the class
and number of shares to be issued, the issue price,
the period of issue and the number of new shares to
be issued to existing shareholders, if any; (b) to
determine the use of proceeds and to make all
necessary filings and registrations with the relevant
 PRC, Hong Kong and other authorities; and (c) to
increase the registered capital of the Company in
accordance with the actual increase of capital by
issuing shares pursuant to this resolution, to
register the increase of the registered capital of
the Company with the relevant authorities in the PRC
and to make such amendments to the Articles of
Association of the Company [the Articles of
Association] as the Board thinks fit so as to reflect
 the increase in the registered capital of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the

PROPOSAL #S.13: Amend and revise the address of the                        ISSUER          YES          FOR               FOR
Company in Article No.3 of the existing Articles of
Association, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GVT HOLDING SA, CURITIBA
  TICKER:                N/A             CUSIP:     P5145T104
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Receive the administrators' accounts,                        ISSUER          YES          FOR               FOR
to examine, discuss and vote on the financial
statements accompanied by the Independent Auditors
report regarding the FY ending 31 DEC 2008

PROPOSAL #B.: Approve to set the total annual                              ISSUER          YES          FOR               FOR
remuneration for the Members of the Board of
Directors elected and for the Executive Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HACI OMER SABANCI HLDG S A
  TICKER:                N/A             CUSIP:     M8223R100
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Presidential Board                     ISSUER          NO           N/A               N/A

PROPOSAL #2.: Authorize the Chairmanship to sign the                       ISSUER          NO           N/A               N/A
minutes of the meeting

PROPOSAL #3.: Approve the activities and accounts of                       ISSUER          NO           N/A               N/A
2008, the reading and deliberation of the Board of
Directors and Auditors report

PROPOSAL #4.: Approve to inform the shareholders                           ISSUER          NO           N/A               N/A
about the donations

PROPOSAL #5.: Approval the balance sheet and income                        ISSUER          NO           N/A               N/A
statements for year 2008

PROPOSAL #6.: Approve to absolve the Board Members                         ISSUER          NO           N/A               N/A
and Auditors

PROPOSAL #7.: Elect the Auditors whose term in the                         ISSUER          NO           N/A               N/A
office has expired, determine their term in the
office and monthly gross salaries

PROPOSAL #8.: Authorize the Board Members according                        ISSUER          NO           N/A               N/A
to the Articles 334 and 335 of the Turkish Commercial

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HANA FINANCIAL GROUP INC, SEOUL
  TICKER:                N/A             CUSIP:     Y29975102
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet and income                         ISSUER          YES          FOR               FOR
statement

PROPOSAL #2.: Approve the statement of appropriation                       ISSUER          YES          FOR               FOR
of retained earnings

PROPOSAL #3.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #4.1: Elect the Directors: Nominees: Messrs.                      ISSUER          YES        AGAINST           AGAINST
 Kack-Young Kim, Sang-Gu Nam, Noh-Choong Huh, Kyung-
Sup Kim, Byung-Taek Yoo, Ku-Taek Lee, Jung-Nam Cho,
Jae-Chul Kim, Hae-Wang Chung, Roy. A. Karaoglan, II-
Hyun Suk

PROPOSAL #4.2: Elect the Auditor Committee Member as                       ISSUER          YES          FOR               FOR
the outside Directors: Nominees: Messrs. Kack-Young
Kim, Sang-Gu Nam, Kyung-Sup Kim

PROPOSAL #4.3: Elect the Auditor Committee Member as                       ISSUER          YES        AGAINST           AGAINST
non outside Directors: Mr. II-Hyun Suk

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HANJIN HEAVY INDUSTRIES & CONSTRUCTION CO LTD
  TICKER:                N/A             CUSIP:     Y3052L107
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the appropriation of income and                      ISSUER          YES          FOR               FOR
 cash dividend of KRW 100 and stock dividend of 0.01
per share

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect Mr. Lee Jae-Yong as an Inside                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HANJIN SHIPPING CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y3053K108
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement cash                         ISSUER          YES          FOR               FOR
dividend: KRW 500 per share

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the Directors                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Elect the Auditor Committee Member as                        ISSUER          YES        AGAINST           AGAINST
the Outside Directors

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HANKOOK TIRE CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y30587102
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Elect the External Director who is an                        ISSUER          YES          FOR               FOR
Audit Committee Member

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HANNSTAR DISPLAY CORP
  TICKER:                N/A             CUSIP:     Y3062S100
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The status of Buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.2: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
the financial statements

PROPOSAL #B.2: Approve the distribution of 2008                            ISSUER          YES          FOR               FOR
profits or offsetting deficit

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR

PROPOSAL #B.4: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of Monetary Loans and the Endorsement and the

PROPOSAL #B.6: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of asset acquisition or disposal

PROPOSAL #B.7.1: Elect Mr. Yu-Chi Chiao as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #B.7.2: Elect Walsin Lihwa Corp as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #B.7.3: Elect Mr. Chwo-Ming Yu, ID No.                            ISSUER          YES          FOR               FOR
A103545409 as a Director

PROPOSAL #B.7.4: Elect Mr. Yuan-San Chao, ID No.                           ISSUER          YES          FOR               FOR
A102889966 as a Director

PROPOSAL #B.7.5: Elect Mr. Teresa Ma, ID No.                               ISSUER          YES          FOR               FOR
A220629684 as a Director

PROPOSAL #B.7.6: Elect Mr. Sam Chang, ID No.                               ISSUER          YES          FOR               FOR
A100260626 as an Independent Director

PROPOSAL #B.7.7: Elect Mr. Chi-Tai [Neil] Yang, ID                         ISSUER          YES          FOR               FOR
No. L102937117 as an Independent Director

PROPOSAL #B.7.8: Elect Mr. Arthur Yu-Cheng Chiao as a                      ISSUER          YES          FOR               FOR
 Supervisor

PROPOSAL #B.7.9: Elect Mr. Shu Yeh, ID No: Y120025030                      ISSUER          YES          FOR               FOR
 as a Supervisor

PROPOSAL #B7.10: Elect Mr. E-Chung Chiu, ID No:                            ISSUER          YES          FOR               FOR
A104154877 as a Supervisor

PROPOSAL #8.: Extraordinary motions                                        ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HANWHA CHEMICAL CORP, SEOUL
  TICKER:                N/A             CUSIP:     Y3065K104
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect 2 Directors and 2 Outside                              ISSUER          YES          FOR               FOR
Directors
PROPOSAL #4.: Elect 2 Auditor Committee Members                            ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES        AGAINST           AGAINST
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HANWHA CORP, SEOUL
  TICKER:                N/A             CUSIP:     Y3065M100
  MEETING DATE:          9/30/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Directors                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HANWHA CORP, SEOUL
  TICKER:                N/A             CUSIP:     Y3065M100
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to change the Articles of                            ISSUER          YES        AGAINST           AGAINST
Incorporation

PROPOSAL #3.: Elect the Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Audit Committee Member who is                      ISSUER          YES          FOR               FOR
 an External Director

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HARBIN PWR EQUIP LTD
  TICKER:                N/A             CUSIP:     Y30683109
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Director                           ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee

PROPOSAL #3.: Approve the audited reports and the                          ISSUER          YES          FOR               FOR
Auditor's report

PROPOSAL #4.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint Mr. Zou Lei as an Executive                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Appoint the Additional Directors                             ISSUER          YES          FOR               FOR

PROPOSAL #7.: Appoint the Auditors and approve to fix                      ISSUER          YES          FOR               FOR
 the remuneration of the Auditors

PROPOSAL #8.: Approve the general mandate to issue,                        ISSUER          YES        AGAINST           AGAINST
allot, deal with additional shares

PROPOSAL #9.: Approve to repurchase H shares                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HARMONY GOLD MINING CO LTD, JOHANNESBURG
  TICKER:                N/A             CUSIP:     S34320101
  MEETING DATE:          11/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive and adopt the consolidated                          ISSUER          YES          FOR               FOR
audited annual financial statements of the Company
and its subsidiaries for the YE 30 JUN 2008

PROPOSAL #O.2: Elect Mr. K.V. Dicks as a Director of                       ISSUER          YES          FOR               FOR
the Company whose period of office terminates, in
accordance with the Company's Articles of
Association, on the date of this AGM

PROPOSAL #O.3: Elect Dr. C.M. Diarra as a Director of                      ISSUER          YES          FOR               FOR
 the Company whose period of office terminates, in
accordance with the Company's Articles of
Association, on the date of this AGM

PROPOSAL #O.4: Re-elect Mr. C.M.L. Savage as a                             ISSUER          YES          FOR               FOR
Director of the Company who retires in terms of the
Company's Articles of Association

PROPOSAL #O.5: Re-elect Mr. F. Abbott as a Director                        ISSUER          YES          FOR               FOR
of the Company, who retires in terms of the Company's
 Articles of Association

PROPOSAL #O.6: Re-appoint PricewaterhouseCoopers Inc.                      ISSUER          YES          FOR               FOR
 as the External Auditors of the Company

PROPOSAL #O.7: Approve the fee payable to Non-                             ISSUER          YES          FOR               FOR
Executive Directors be increased as specified

PROPOSAL #O.8: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 as a general authority, to allot and issue, after
providing for the requirements of the Harmony [2001]
Share Option Scheme, the Harmony [2003] Share Option
Scheme and the Harmony 2006 Share Option Scheme Plan,
 up to 10% of the authorized but unissued ordinary
shares of 50 cents each in the share capital of the
Company, being 79,656,274 ordinary shares of 50 cents
 each as at 10 OCT 2008, at such time or times to
such person or persons, or Bodies Corporate upon such
 terms and conditions as the Directors may from time
to time in their sole discretion determine, subject
to the provisions of the Companies Act and the JSE
Listings Requirements; [Authority expires at the next
 AGM of the Company]

PROPOSAL #O.9: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to allot and issue equity securities [including the
grant or issue of options or convertible securities
that are convertible into an existing class of equity
 securities] of up to 10% for cash [or the extinction
 of a liability, obligation or commitment,
restraint(s), or settlement of expenses] on such
terms and conditions as the Directors may from time
to time at their sole discretion deem fit, but
subject to the specified JSE Listings Requirements:
the equity securities which are the subject of the
issue for cash must be of a class already in issue,
or where this is not the case, must be limited to
such securities or rights that are convertible into a
 class already in issue; the equity must be issued to
 public shareholders, as defined in the JSE Listings
Requirements, and not to related parties; C)
securities which are the subject of general issues
for cash; i) in the aggregate in any 1 FY may not
exceed 10% of the Company's relevant number of equity
 securities, including the number of any equity
securities which may be issued in future arising out
of the issue of such options/convertible securities,
in issue of that class [for purposes of determining
the securities comprising the 10% number in any one
year, account must be taken of the dilution effect,
in the year of issue of options/ convertible
securities]; ii) of a particular class, will be
aggregated with any securities that are compulsory
convertible into securities of that class, and, in
the case of the issue of compulsory convertible
securities, aggregated with the securities of that
class into which they are compulsory convertible;
iii) as regards the number of securities which may be
 issued [the 10% number], shall be based on the
number of securities of that class in issue added to
those that may be issued in future [arising from the
conversion or options/ convertible securities], at
the date of such application: 1) less any securities
of the class issued, or to be issued in future
arising from options/ convertible securities issued,
during the current FY, 2) plus any securities of that
 class to be issued pursuant to; aa) a rights Issue
which has been announced, is irrevocable and is fully
 underwritten; or bb) an acquisition [which has had
final terms announced] may be included as though they
 were securities in issue as at the date of
application; d) the maximum discount at which equity
securities may be issued is 10% of the weighted
average traded price of such equity securities
measured over me 30 business days prior to the date
that the price of the issue is agreed between the
Company and the party subscribing for the securities;
 the JSE will be consulted for a ruling if the
Company's securities have not traded in such 30

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HCL TECHNOLOGIES LTD
  TICKER:                N/A             CUSIP:     Y3121G147
  MEETING DATE:          10/22/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the profit and loss account for                        ISSUER          YES          FOR               FOR
the YE 30 JUN 2008 and the balance sheet as on that
date together with the reports of the Directors and
the Auditors thereon

PROPOSAL #2.: Re-appoint Mr. Amal Ganguli as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #3.: Re-appoint Mr. T.S.R. Subramanian as a                       ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Ajai Chowdhry as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint M/s. Price Waterhouse,                            ISSUER          YES          FOR               FOR
Chartered Accountants as the Auditors of the Company
to hold office from the conclusion of this meeting
until the conclusion of the next AGM and approve to
fix their remuneration

PROPOSAL #6.: Declare a dividend                                           ISSUER          YES          FOR               FOR

PROPOSAL #S.7: Approve, in accordance with Articles                        ISSUER          YES          FOR               FOR
94 and 95 of the Articles of Association of the
Company and Section 309(4)(b) of the Companies Act,
1956, to pay the commission not exceeding 1% of the
net profits of the Company to all the Non-Executive
Directors of the Company collectively in each FY over
 a period of 5 years beginning from 01 JUL 2008 and
extending up to and including the FY of the Company
ending on 30 JUN 2013; the quantum of Commission at
the end of each FY to be paid to the above Directors
shall be decided by the Board of Directors [Board] or
 by Mr. Shiv Nadar, the Chairman & the Chief Strategy
 Officer, in case the requisite quorum to take
decision on this item is not available in the Board
meeting; and authorize the Board for the purpose of
giving effect to the above resolution to do all such
acts, deeds, matters and things as it may in its sole
 and absolute discretion deem necessary or expedient

PROPOSAL #8.: Appoint Mr. Vineet Nayar as a Director                       ISSUER          YES          FOR               FOR
of the Company; approve pursuant to Sections 198,
209, 309, and all other applicable provisions of the
Companies Act, 1956, read with Schedule XIII to the
said Act, appoint Mr. Vineet Nayar as a Chief
Executive Officer and the Whole-time Director of the
Company for a period of 5 years with effect from 01
AUG 2008 to 31 JUL 2013 on the terms and conditions
including remuneration as specified with authority to
 the Board of Directors [hereinafter referred to as
the Board which term shall include a Committee of
Directors] to alter and vary the terms and conditions
 of the said appointment in such manner as may be
agreed to between the Board and Mr. Vineet Nayar as
specified and authorize the Board to take such steps
as the Board may consider necessary or expedient to
give effect to this resolution

PROPOSAL #9.: Authorize the Board of Directors                             ISSUER          YES        AGAINST           AGAINST
[hereinafter referred to as the Board which term
shall include a Committee of Directors] of the
Company, pursuant to the provisions of Section
293[1][d] and all other applicable provisions, if
any, of the Companies Act, 1956, to borrow any sum or
 sums of money from time to time at its discretion,
for the purpose of business of the Company which
together with the monies already borrowed by the
Company [apart from temporary loans obtained from the
 Company's bankers in the ordinary course of
business] up to INR 4000 Crores, outstanding at any
time, over and above the aggregate of the paid-up
share capital and free reserves of the Company; and
for the purpose of giving effect to this resolution
to finalize, settle and execute such documents/
deeds/ agreements and other papers as may be required
 and to do all such acts, deeds and things, as it may
 in its absolute discretion deemed necessary proper
or desirable and to settle any question, difficulty
or doubt that may be arise in regard to the

PROPOSAL #10.: Authorize the Board of Directors                            ISSUER          YES        AGAINST           AGAINST
[hereinafter referred to as the Board which term
shall include a Committee of Directors] of the
Company, pursuant to the provisions of Section
293[1][a] and all other applicable provisions, if
any, of the Companies Act, 1956, consent of the
Members to create mortgage[s] and or charge[s], in
addition to the existing mortgage[s] and/ or
charge[s] created by the Company, in such form and
manner and for such time and on such terms as the
Board may determine, on all or any of the moveable
and/ or immoveable properties of the Company, both
present and future , together with the power to take
over the management of the business and concern of
the Company in certain events of defaults, in favor
of the lender[s]/ agent[s]/ trustee[s] for securing
the borrowings of the Company availed or to be
availed by way of loan[s] [in foreign currency and /
or rupee currency] and any other securities
[including debentures] issued or to be issued by the
Company, from time to time together with interest,
additional interest, compound interest, liquidated
damages, commitment charges and all other charges and
 expenses payable by the Company in respect of the
said Loan Agreement[s]/ Debenture Trust Deed[s], or
any other document entered into, to be entered into
between the Company and the lender[s]/ agent[s]/
trustee[s], up to INR 4000 Crores, outstanding at any
 time, over and above the aggregate of paid-up share
capital and free reserves of the Company; and for the
 purpose of giving effect to this resolution to
finalize, settle and execute such documents/ deeds/
agreements and other papers may be required and to do
 all such acts, deeds and things, as it may in its
absolute discretion deem necessary, proper or
desirable and to settle any question, difficulty or
doubt that may arise in regard to creating

PROPOSAL #S.11: Authorize the Board of Directors                           ISSUER          YES          FOR               FOR
[hereinafter referred to as the Board which term
shall include a Committee of Directors] of the
Company, pursuant to the provisions of Section 372A
and all other applicable provisions, if any, of the
Companies Act, 1956, and subject to such approvals,
consents and sanctions of appropriate authorities as
may be necessary, to make investment[s] from time to
time by way of subscription, purchase and/or
otherwise in the securities of any other body
Corporate as the Board may in its absolute discretion
 deem beneficial and in the interest of the Company,
up to INR 4000 Crores over and above the limits that
are specified under section 372A of the said Act; and
 to take such steps as may be necessary or obtaining
the approvals, statutory, contractual or otherwise,
in relation to the above and to settle all matters
arising out of and incidental thereto, and to sign
and execute all deeds, applications, documents and
writings that may be required, on behalf of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HENGAN INTERNATIONAL GROUP CO LTD
  TICKER:                N/A             CUSIP:     G4402L128
  MEETING DATE:          10/20/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the proposed                              ISSUER          YES          FOR               FOR
acquisition of 51% of the entire issued share capital
 of QinQin Foodstuffs Group Company Limited pursuant
to a conditional sale and purchase agreement [the
Agreement] dated 12 SEP 2008, [as specified] and
entered into between Ever Town Investments Limited, a
 wholly-owned subsidiary of the Company [as the
purchaser], Total Good Group Limited (as the vendor),
 and Mr. Wu Huolu, Ms. Chim Chunyi, Mr. Ng Hingyam,
Mr. Go Onsui, Mr. Wu Sichuan and Mr. Wu Yinhang [as
guarantors], and all transactions contemplated there
under [including the entering into of a shareholders'
 agreement, a deed of indemnity and a deed of non-
competition] and in connection therewith, as more
particularly set out in the circular of the Company
dated 03 OCT 2008, [as Specified], and authorize the
Directors of the Company or any other person
authorized by the Board of Directors of the Company
from time to time for and on behalf of the Company to
 take any action or sign any document [under seal, if
 necessary] as they may deem appropriate, desirable
or expedient in connection with the Agreement and the
 transactions contemplated there under [including the
 entering into of a shareholders' agreement, a deed
of indemnity and a deed of non-competition]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HENGAN INTL GROUP CO LTD
  TICKER:                N/A             CUSIP:     G4402L128
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
consolidated accounts and the reports of the
Directors and Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare the final dividend for the YE                        ISSUER          YES          FOR               FOR
31 DEC 2008

PROPOSAL #3.i: Re-elect Mr. Xu Da Zuo as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.ii: Re-elect Mr. Xu Chun Man as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.iii: Re-elect Mr. Chu Cheng Chung as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.iv: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
fix the remuneration of the Directors

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
during the relevant period of all the powers of the
Company to allot, issue or otherwise deal with
additional shares in the capital of the Company, and
to make or grant offers, agreements and options
[including warrants, bonds and debentures convertible
 into shares of the Company] which might require the
exercise of such power; and to make or grant offers,
agreements and options [including warrants, bonds and
 debentures convertible into shares of the Company]
which might require the exercise of such power after
the end of the Relevant Period; the aggregate nominal
 amount of share capital allotted or agreed
conditionally or unconditionally to be allotted by
the Directors of the Company pursuant to the approval
 of this resolution, otherwise than pursuant to aa)
Rights Issue; or bb) the exercise of rights of
subscription or conversion under the terms of any
warrants or other securities issued by the Company
carrying a right to subscribe for or purchase shares
of the Company; or cc) the exercise of any option
under any share option scheme of the Company adopted
by its shareholders for the grant or issue to
employees of the Company and/or any of its
subsidiaries of options to subscribe for or rights to
 acquire shares of the Company; or dd) any scrip
dividend or other similar scheme implemented in
accordance with the Articles of Association of the
Company, shall not exceed 20% of the total aggregate
nominal amount of the share capital of the Company in
 issue as at the date of the passing of this
Resolution and the said approval be limited
accordingly; [Authority expires at the conclusion of
the next AGM of the Company; or the expiration of the
 period within which the next AGM of the Company is
required by any applicable law or the Articles of

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
during the Relevant Period of all the powers of the
Company to repurchase issued shares in the capital of
 the Company or any other rights to subscribe shares
in the capital of the Company in each case on The
Stock Exchange of Hong Kong Limited [the Stock
Exchange] or on any other stock exchange on which the
 securities of the Company may be listed and
recognized by the Securities and Futures Commission
and the Stock Exchange for this purpose, subject to
and in accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange or any other stock
exchange as amended from time to time, the approval
in this resolution shall be in addition to any other
authorization given to the Directors of the Company
and shall authorize the Directors of the Company on
behalf of the Company during the Relevant Period to
procure the Company to purchase its securities at a
price determined by the Directors; the aggregate
nominal amount of the ordinary share capital of the
Company or any other rights to subscribe shares in
the capital of the Company in each case which the
directors of the Company are authorized to repurchase
 pursuant to the approvals in this Resolution shall
not exceed 10% of the aggregate nominal amount of the
 ordinary share capital of the Company in issue on
the date of the passing of this Resolution and the
said approval shall be limited accordingly;
[Authority expires at the conclusion of the next AGM
of the Company or the expiration of the period within
 which the next AGM of the Company is required by any
 applicable law or the Articles of Association of the
 Company to be held

PROPOSAL #7.: Approve the exercise by the Directors                        ISSUER          YES        AGAINST           AGAINST
of the Company during the relevant period to extend
the general mandate referred to in Resolution No. 5
by the addition to the aggregate nominal amount of
share capital which may be allotted and issued or
agreed conditionally or unconditionally to be
allotted and issued by the Directors of the Company
pursuant to such general mandate of an amount
representing the aggregate nominal amount of share
capital of the Company purchased by the Company since
 the granting of the general mandate referred to in
Resolution No. 6 and pursuant to the exercise by the
Directors of the powers of the Company to purchase
such shares provided that such extended amount shall
not exceed 10% of the aggregate nominal amount of the
 share capital of the Company in issue on the date of
 the passing of this Resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HERO HONDA MOTORS LTD
  TICKER:                N/A             CUSIP:     Y3179Z146
  MEETING DATE:          9/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance                        ISSUER          YES          FOR               FOR
sheet of the Company as at 31 MAR 2008, the profit
and loss account for the YE on that date together
with the reports of the Directors and the Auditors

PROPOSAL #2.: Declare a dividend of INR 19 per equity                      ISSUER          YES          FOR               FOR
 share on 19,96,87,500 equity shares of INR 2 each
for the FY 2007-2008

PROPOSAL #3.: Re-appoint Mrs. Shobhana Bhartia as a                        ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Sunil Bharti Mittal as a                      ISSUER          YES          FOR               FOR
 Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Masahiro Takedagawa as a                      ISSUER          YES          FOR               FOR
 Director, who retires by rotation

PROPOSAL #6.: Re-appoint Mr. Pradeep Dinodia as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #7.: Appoint M/s. A.F. Ferguson & Co.,                            ISSUER          YES          FOR               FOR
Chartered Accountants, New Delhi, the retiring
Auditors, to hold office as the Auditors from the
conclusion of this meeting until the conclusion of
the next AGM and approve to fix their remuneration

PROPOSAL #8.: Appoint: Mr. Sumihisa Fukuda as a                            ISSUER          YES          FOR               FOR
Director of the Company shall be liable to
determination by retirement of Directors by rotation
and pursuant to the recommendation of the
Remuneration Committee and subject to the approval of
 the Central Government under Sections 269, 198, 309
read with Schedule XIII and other applicable
provisions, if any, of the Companies Act 1956 and Mr.
 Sumihisa Fukuda as a Technical Director in the
whole-time employment of the Company for a period of
5 years with effect from 01 JUN 2008 on a
remuneration including minimum remuneration and on
terms and conditions as specified and approve the
aggregate amount of remuneration payable to Mr.
Sumihisa Fukuda in a particular FY will be subject to
 the overall ceiling limit laid down in Sections 198
and 309 read with Schedule XIII of the Companies Act,

PROPOSAL #9.: Appoint Mr. Meleveetil Damodaran as a                        ISSUER          YES          FOR               FOR
Director of the Company, shall be liable to
determination by retirement of Directors by rotation

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HINDALCO INDS LTD
  TICKER:                N/A             CUSIP:     Y3196V185
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve that, for the purpose of                            ISSUER          YES          FOR               FOR
considering, and if thought fit, approve with or
without modification(s) the arrangement embodied in
the proposed Scheme of Arrangement between Hindalco
Industries Limited and its shareholders of the
purpose of financial restructuring of the Applicant
Company (the Scheme); pursuant to Section 391 of the
Companies Act, 1956, Rules 67 to 87 of the Companies
[Court] Rules, 1959 and other applicable provisions,
if any, of the Act and the Rules, and subject to
sanction by the Hon'ble High Court of Judicature at
Bombay and other requisite consents and approvals, if
 any, being obtained, and subject to such terms and
conditions and modifications as may be imposed,
prescribed or suggested by the said Hon'ble High
Court or other appropriate authorities, the Scheme of
 Arrangement between the Company and its Members in
terms of the draft of the Scheme laid before the
meeting and initialed by the Chairman for the purpose
 of identification; authorize the Board, for the
purpose of giving effect to this Resolution, the
Board [including any Committee formed by them] to do
all such acts, deeds, matters and things as it may,
in its absolute discretion, deem necessary,
expedient, usual or proper and to settle any
questions or difficulties or doubts that may arise
with regard to utilization / adjustment of the
Securities Premium Account in the books of account as
 considered necessary to give effect to the Scheme of
 Arrangement or to carry out such
modifications/directions as may be ordered by the
Hon'ble High Court of Judicature at Bombay and any
other appropriate statutory or regulatory authority

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HINDALCO INDS LTD
  TICKER:                N/A             CUSIP:     Y3196V185
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve, subject to the sanction of                         ISSUER          YES          FOR               FOR
the Scheme of Arrangement by the High Court of
Judicature, Bombay[the High Court] and other
appropriate authorities, if any, proposed by the
Company pursuant to the provisions of Section 391 of
the Companies Act, 1956 and subject to the
confirmation of the High Court and pursuant to the
provisions of Section 100 to 103 read with Sections
78 and other applicable provisions, if any, of the
Companies Act, 1956 and Article 71 of the Articles of
 Association of the Company, the Securities Premium
Account of the Company as on 31 DEC shall be reduced
by such an extent as determined by the Board of
Directors of the Company pursuant to the Scheme of
Arrangement for earmarking, allocating and crediting
the said amount to business reconstruction reserve
account of the Company, and the utilization of the
balance lying to the credit of the Securities Premium
 Account of the Company as on 31 DEC 2008 shall be
done to such an extent as determined by the Board of
Directors of the Company and the consequent reduction
 in Company's Capital as proposed herein above is
subject to inter-alia the following terms and
conditions: a) the reduction of existing Securities
Premium Account in terms of the above resolution
shall be effected and carried out by the Company as a
 consequence and as an integral part of and in the
manner specified in the Scheme of Arrangement [the
Scheme] duly approved by the High Court pursuant to
the provisions of Section 391 of the Companies Act,
1956; b) under and pursuant to the Scheme, the
Company is permitted by the High Court to create a
business reconstruction reserve account from its
Securities premium account balance to adjust the
expenses as defined in clause 1.4 of the Scheme, when
 the Board of the Company determines that a part or
whole of the balance remaining in the business
reconstruction reserve account is no longer required,
 the same can be transferred to the Securities
Premium Account of the Company as detailed in the
Scheme; c) Subsequent to the Scheme being approved by
 the Members and the High Court, on or after the
Effective Date (as defined in the Scheme), the
Company shall reduce the Securities Premium Account
by such an extent as determined by the Board of
Directors of the Company pursuant to the Scheme for
earmarking, allocating and crediting the said amount
to business reconstruction reserve account of the
Company created pursuant to the Scheme; d) the
Company is permitted by the High Court to credit the
amounts to the Business Reconstruction Reserve
Account as mentioned in clauses 3.1 and 3.2 of the
Scheme and also to utilize the same for making
appropriate adjustment of the Expenses as defined in
clause 1.4 of the Scheme, and as prescribed in other
parts of the Scheme on an ongoing basis from 01 APR
2008 and thereafter for the subsequent FY's; and e)
to the extent the amount is transferred to the
business reconstruction reserve account by the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HINDALCO INDUSTRIES LTD
  TICKER:                N/A             CUSIP:     Y3196V185
  MEETING DATE:          8/5/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Section 16, 94 and all other applicable provisions,
if any, of the Companies Act, 1956, [including any
statutory modification or re-enactment there of for
the time being in force],and authorize the share
capital of the Company of INR 150,00,00,000 divided
into 145,00,00,000 equity shares of INR 1 each and
2,50,00,000 redeemable cumulative preference shares
of INR 2 each increased to INR 200,00,00,000 divided
into 195,00,00,000 equity shares of INR 1 each and
2,50,00,000 redeemable cumulative preference Shares
of INR 2 each and consequently the respective Capital
 Clauses of in the Memorandum and Articles of
Association of the Company do stand altered
accordingly and as also provided in the resolution

PROPOSAL #S.2: Approve to increase the authorized the                      ISSUER          YES          FOR               FOR
 share capital of the Company INR 200,00,00,000
divided into 195,00,00,000 equity shares of INR 1
each and 2,50,00,000 redeemable cumulative preference
 shares of INR 2 each carrying an appropriate rate of
 dividend as may be determined by the Articles of
Association of the Company [free of Company's tax but
 subject to deduction of tax as required under the
provisions of the Income Tax Act, 1961 for the time
being in force], subject, to increased or decreased
in accordance with the Company's regulations and
legislative provisions for the time being in force in
 this behalf, and with power to divide the shares in
the capital for the time being into equity share
capital and/or preference share capital, with or
without voting rights as may be permissible at law,
and to attach thereto respectively, any, preferential
 qualified or special rights, privileges or
conditions as may be determined by or in accordance
with the provisions of the Companies Act, 1956 and
the regulations of the Company, and to vary, modify
or abrogate any such rights, privileges or conditions
 in such manner as may for the time being be provided
 by the regulations of the Company

PROPOSAL #S.3: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Section 31 and all other applicable provisions, if
any, of the Companies Act, 1956 [including any
statutory modification or re-enactment thereof for
the time being in force], the existing Articles or
Association of the Company altered by substituting
the existing Article 4(i)(a) with the Article:
4(i)(a); the authorized share capital of the Company
is INR 200,00,00,000 divided into 195,00,00,000
equity shares of INR 1 each and 2,50,00,000
redeemable cumulative preference shares of INR 2 each
 carrying an appropriate rate of dividend as fixed by
 the Board at the time of issue in accordance with
applicable provisions of Law if any, or otherwise,
[free of Company's tax but subject to deduction of
tax as required under the provisions of the Income
Tax Act, 1961 for the time being in force], subject
to increased or decreased in accordance with the
Company's regulations and 1eglslative provisions for
the time being in force in this behalf, and with
power to divide the shares in the capital for the
time being into equity share capital and/or
preference share capital, with or without voting
rights as may be permissible at Law, and to attach
thereto respectively, any preferential, qualified or
special rights, privileges or conditions as may be
determined by or in accordance with the provisions of
 the Act and the regulations of the Company, and to
vary, modify or abrogate any, such rights, privileges
 of conditions in such manner as may for the time
being be provided by the Regulations

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HINDALCO INDUSTRIES LTD
  TICKER:                N/A             CUSIP:     Y3196V185
  MEETING DATE:          9/19/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance                        ISSUER          YES          FOR               FOR
sheet as at 31 MAR 2008 and profit and loss account
for the YE on that date, the report of the Directors
and the Auditors thereon

PROPOSAL #2.: Declare and sanction the payment of                          ISSUER          YES          FOR               FOR
dividend on preference shares and equity shares of
the Company for the FY 2007-2008

PROPOSAL #3.: Re-appoint Mr. S.S. Kothari as a                             ISSUER          YES          FOR               FOR
Director, who retires from office by rotation

PROPOSAL #4.: Re-appoint Mr. M.M. Bhagat as a                              ISSUER          YES          FOR               FOR
Director, who retires from office by rotation

PROPOSAL #5.: Re-appoint Mr. C. M. Maniar as a                             ISSUER          YES          FOR               FOR
Director, who retires from office by rotation

PROPOSAL #6.: Re-appoint Messrs. Singhi & Company,                         ISSUER          YES          FOR               FOR
Chartered Accountants, pursuant to the provisions of
Section 224 and other applicable provisions, if any,
of the Companies Act, 1956, Kolkata, as the Auditors
of the Company to hold office from the conclusion of
this meeting till the conclusion of the next AGM of
the Company and authorize the Board of Directors of
the Company to fix their remuneration for the said
period and reimbursement of actual out of pocket
expenses, as may be incurred in the performance of
their duties

PROPOSAL #S.7: Authorize the Board, pursuant to                            ISSUER          YES          FOR               FOR
provisions of Section 61 and other applicable
provisions, if any, of the Companies Act, 1956 and
all other applicable guidelines issued by SEBI from
time to time, consent of the Company to use / deploy
unutilized funds out of the proceeds of Rights issue
of its Equity Shares made in 2006, which stood at INR
 17,894 million as on 31 MAR 2008, for the repayment
of the bridge loan taken to meet the costs of
acquisition of Novelis Inc, Canada, and other general
 corporate purposes, in addition to the, utilization
of Issue proceeds as discussed in the Rights offer

PROPOSAL #S.8: Approve, that in partial modification                       ISSUER          YES          FOR               FOR
of the relevant resolutions passed at the 45th and
47th AGM held on 31 JUL 2004 and 28th JUL 2006
respectively and pursuant to the provisions of
Sections 198, 309, 310, Schedule XIII and other
applicable provisions, if any, of the Companies Act,
1956, including any statutory modification of re-
enactment thereof, the Company, the payment of the
revised remuneration to Mr. D, Bhattacharya, Managing
 Director, as specified, for the remaining period of
his tenure of office i.e. up to 01 OCT 2008 with
liberty to the Board of Directors to revise his
remuneration from time to time as it deems fit within
 the limits of Schedule XIII of the Companies Act,

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HITE BREWERY CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y1593V204
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 1st income statement,                            ISSUER          YES          FOR               FOR
balance sheet and the appropriation of income and
cash dividends of KRW 2500 per common share and KRW
2550 per preferred share and stock dividends of 0.02
shares per share

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Elect 1 Inside Director and 2 Outside                        ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #4.: Elect 2 Outside Directors who will also                      ISSUER          YES        AGAINST           AGAINST
 serve as the Members of the Audit Committee

PROPOSAL #5.: Approve the total remuneration of the                        ISSUER          YES          FOR               FOR
Inside Directors and the Outside Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HITE HOLDINGS CO LTD
  TICKER:                N/A             CUSIP:     Y3234H107
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the appropriation of income and                      ISSUER          YES          FOR               FOR
 dividends of KRW 300 per common share

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Elect Mr. Yoon Jong-Woong as the Inside                      ISSUER          YES        AGAINST           AGAINST
 Director and Messrs. Kim Young-Ki, Lee Seong-Yong
and Kim Yang-Sung as the Outside Directors

PROPOSAL #4.: Approve the total remuneration of                            ISSUER          YES          FOR               FOR
Inside Directors and Outside Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HON HAI PRECISION INDUSTRY CO LTD
  TICKER:                N/A             CUSIP:     Y36861105
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report business operation result of                      ISSUER          NO           N/A               N/A
 FY 2008

PROPOSAL #A.2: To the 2008 Audited reports                                 ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To the indirect investment in mainland                      ISSUER          NO           N/A               N/A
 China

PROPOSAL #A.4: To the status of the local unsecured                        ISSUER          NO           N/A               N/A
corporate bonds

PROPOSAL #A.5: Other reports                                               ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
proposed cash dividend TWD 0.8 per share

PROPOSAL #B.3: Amend the Company Articles of                               ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings proposed stock dividend: 150
for 1,000 SHS held

PROPOSAL #B.5: Approve the capital injection to issue                      ISSUER          YES          FOR               FOR
 global depository receipt

PROPOSAL #B.6: Amend the procedures of monetary loans                      ISSUER          YES          FOR               FOR

PROPOSAL #B.7: Amend the procedures of                                     ISSUER          YES          FOR               FOR
endorsements/guarantees

PROPOSAL #B.8: Amend the rules of Shareholders'                            ISSUER          YES          FOR               FOR
Meeting
PROPOSAL #B.9: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HONAM PETROCHEMICAL CORP, SEOUL
  TICKER:                N/A             CUSIP:     Y3280U101
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 33th balance sheet, income                       ISSUER          YES          FOR               FOR
statement and proposed disposition of retained

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect 1 External Director                                    ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Audit Committee Member to be                       ISSUER          YES        AGAINST           AGAINST
External Director

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HONG LEONG BANK BHD
  TICKER:                N/A             CUSIP:     Y36503103
  MEETING DATE:          10/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Declare a final dividend of 15 sen per                       ISSUER          YES          FOR               FOR
share less income tax at 25% for the YE 30 JUN 2008
to be paid on 18 NOV 2008 to Members registered in
the Record of Depositors on 05 NOV 2008

PROPOSAL #2.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
of MYR 520,000 for the YE 30 JUN 2008, to be divided
amongst the Directors in such manner as the Directors
 may determine

PROPOSAL #3.: Re-elect YBhg Tan Sri. Quek Leng Chan,                       ISSUER          YES          FOR               FOR
the retiring Director

PROPOSAL #4.: Re-elect YBhg Datuk Dr. Hussein Awang,                       ISSUER          YES          FOR               FOR
the retiring Director

PROPOSAL #5.: Re-elect Mr. Tan Keok Yin, the retiring                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #6.: Re-elect Mr. Quek Kon Sean, the                              ISSUER          YES          FOR               FOR
retiring Director

PROPOSAL #7.: Re-appoint Messrs                                            ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the Bank
and authorize the Directors to fix their remuneration

PROPOSAL #8.: Authorize the Directors, pursuant to                         ISSUER          YES          FOR               FOR
Section 132D of the Companies Act, 1965, to issue
shares in the Bank, at any time and upon such terms
and conditions and for such purposes as the Directors
 may, in their absolute discretion, deem fit,
provided that the aggregate number of shares issued
pursuant to this resolution in any 1 FY does not
exceed 10% of the issued capital of the Bank for the
time being and to obtain approval for the listing of
and quotation for the additional shares so issued on
the Bursa Malaysia Securities Berhad [Authority
expires at the conclusion of the next AGM of the Bank]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HONG LEONG BANK BHD
  TICKER:                N/A             CUSIP:     Y36503103
  MEETING DATE:          10/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Bank and/or its                                ISSUER          YES          FOR               FOR
subsidiaries to enter into any of the transactions
falling within the types of recurrent related party
transactions of a revenue or trading nature as
disclosed in Section 2.3[A] and [B] of Part A of the
Bank's Circular to Shareholders dated 07 OCT 2008
[the Circular] with HLCM and persons connected with
HLCM, as specified provided that such transactions
are undertaken in the ordinary course of business, on
 arm's length basis and on commercial terms which are
 not more favourable to the related party than those
generally available to/from the public and are not,
in the Bank's opinion, detrimental to the minority
shareholders; and that such approval, unless revoked
or varied by the Bank in a general meeting,
[authority expires until the conclusion of the next
AGM of the Bank] and authorize the Directors of the
Bank to complete and to do all such acts and things
[including executing all such documents as may be
required] as they may consider expedient or necessary
 to give effect to the transactions contemplated
and/or authorized by this ordinary resolution

PROPOSAL #2.: Authorize the Bank and/or its                                ISSUER          YES          FOR               FOR
subsidiaries to enter into recurrent related party
transactions of a revenue or trading nature with HLIH
 and persons connected with HLIH [HLIH Group] as
specified provided that such transactions are
undertaken in the ordinary course of business, on
arm's length basis and on commercial terms which are
not more favourable to HLIH Group than those
generally available to and/or from the public and are
 not, in the Bank's opinion, detrimental to the
minority shareholders; and [authority expires at the
earlier of conclusion of the next AGM ] of the Bank
following this EGM at which such Proposed
Shareholders' Mandate was passed, at which time it
will lapse, unless by a resolution passed at the
meeting, the authority is renewed; or the expiration
of the period within which the next AGM of the Bank
after that date is required to be held pursuant to
Section 143[1] of the Companies Act, 1965 [but shall
not extend to such extension as may be allowed
pursuant to Section 143[2] of the Companies Act,
1965]; and authorize the Directors of the Bank to
complete and to do all such acts and things
[including executing all such documents as may be
required] as they may consider expedient or necessary
 to give effect to the transactions contemplated
and/or authorized by this ordinary resolution

PROPOSAL #3.: Authorize the Directors of the Bank,                         ISSUER          YES          FOR               FOR
subject to the Companies Act, 1965 [the Act], rules,
regulations and orders made pursuant to the Act,
provisions of the Bank's Memorandum and Articles of
Association and the Listing Requirements of Bursa
Malaysia Securities Berhad [Bursa Securities] and any
 other relevant authority, to make purchases of
ordinary shares of MYR 1.00 each in the Bank's issued
 and paid-up share capital on Bursa Securities
subject further to the following: a] the maximum
number of shares which may be purchased and/or held
by the Bank be equivalent to 10% of the issued and
paid-up share capital of the Bank [Shares] for the
time being; b] the maximum fund to be allocated by
the Bank for the purpose of purchasing the Shares not
 exceed the retained profits and/or the share premium
 account of the Bank; as of 30 JUN 2008, the audited
retained profits and share premium of the Bank were
MYR 1,737 million and MYR 540 million respectively;
[Authority commences immediately upon passing of this
 ordinary resolution and expires the earlier of the
conclusion of the next AGM of the Bank or the
expiration of the period within which the next AGM
after that date is required to be held by law and in
any event, in accordance with the provisions of the
Listing Requirements of Bursa Securities or any other
 relevant authority]; and to take all such steps as
are necessary or expedient to implement or to effect
the purchase[s] of the Shares; to deal with any
shares so purchased and any existing treasury shares
[the Said Shares] in the following manner: i] cancel
the Said Shares; ii] retain the Said Shares as
treasury shares; iii] retain part of the said shares
as treasury shares and cancel the remainder; iv]
distribute all or part of the said shares as
dividends to shareholders, and/or resell on Bursa
Securities and/or cancel all or part of them, or in
any other manner as may be prescribed by the Act,
rules, regulations and orders made pursuant to the
Act and the Listing Requirements of Bursa Securities
and any other relevant authority for the time being
in force and the authority to deal with the Said
Shares shall continue to be valid until all the Said
Shares have been dealt with by the Directors of the

PROPOSAL #S.1: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Bank as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HONG LEONG FINANCIAL GROUP BHD
  TICKER:                N/A             CUSIP:     Y36592106
  MEETING DATE:          10/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Company and/or its                             ISSUER          YES          FOR               FOR
subsidiaries [excluding Hong Leong Bank Berhad and
HLG Capital Berhad and their respective subsidiaries]
 to enter into any of the transactions falling within
 the types of recurrent related party transactions of
 a revenue or trading nature as disclosed in Section
2.3(A) and (C) of Part A of the Company's circular to
 shareholders dated 08 OCT 2008 [the Circular] with
HLCM and persons connected with HLCM as specified,
provided that such transactions are undertaken in the
 ordinary course of business, on arm's length basis
and on commercial terms which are not more favorable
to the related party than those generally available
to/from the public and are not, in the Company's
opinion, detrimental to the minority shareholders;
[Authority expires at the conclusion of the next AGM
of the Company]; and authorize the Directors of the
Company to complete and to do all such acts and
things [including executing all such documents as may
 be required] as they may consider expedient or
necessary to give effect to the transactions
contemplated and/or authorized by this ordinary

PROPOSAL #2.: Authorize the Company and/or its                             ISSUER          YES          FOR               FOR
subsidiaries [excluding Hong Leong Bank Berhad and
HLG Capital Berhad and their respective subsidiaries]
 to enter into any of the transactions falling within
 the types of recurrent related party transactions of
 a revenue or trading nature as disclosed in Section
2.3(B) of Part A of the Company's circular to
shareholders dated 08 OCT 2008 with Tower Real Estate
 Investment Trust, provided that such transactions
are undertaken in the ordinary course of business, on
 arm's length basis and on commercial terms which are
 not more favorable to Tower Real Estate Investment
Trust than those generally available to/from the
public and are not, in the Company's opinion,
detrimental to the minority shareholders; [Authority
expires at the conclusion of the next AGM of the
Company]; and authorize the Directors of the Company
to complete and to do all such acts and things
[including executing all such documents as may be
required] as they may consider expedient or necessary
 to give effect to the transactions contemplated
and/or authorized by this ordinary resolution

PROPOSAL #3.: Authorize the Company and/or its                             ISSUER          YES          FOR               FOR
subsidiaries [excluding Hong Leong Bank Berhad and
HLG Capital Berhad and their respective subsidiaries]
 to enter into any of the transactions falling within
 the types of recurrent related party transactions of
 a revenue or trading nature as disclosed in Section
2.3(D) of Part A of the Company's circular to
shareholders dated 08 OCT 2008 with HLIH and persons
connected with HLIH, provided that such transactions
are undertaken in the ordinary course of business, on
 arm's length basis and on commercial terms which are
 not more favorable to the related party than those
generally available to/from the public and are not,
in the Company's opinion, detrimental to the minority
 shareholders; [Authority expires at the conclusion
of the next AGM of the Company]; and authorize the
Directors of the Company to complete and to do all
such acts and things [including executing all such
documents as may be required] as they may consider
expedient or necessary to give effect to the
transactions contemplated and/or authorized by this
ordinary resolution

PROPOSAL #4.: Authorize the Directors for the time                         ISSUER          YES        AGAINST           AGAINST
being of the Company, from time to time, to offer and
 to grant to Mr. Charlie Espinola Oropeza, a Director
 of the Company and the Group Managing Director of
Hong Leong Assurance Berhad, a wholly-owned
subsidiary of the Company, options to subscribe
for/purchase such number of ordinary shares of MYR
1.00 each of the Company under the Executive Share
Option Scheme [Scheme] of the Company as they shall
deem fit provided that: (i) not more than 50% of the
maximum aggregate, as specified in the Bye-Laws of
the Scheme, are allotted in aggregate to eligible
Executives who are the Directors and Senior
Management of the Company and its subsidiaries; and
(ii) not more than 10% of the maximum aggregate, as
specified in the Bye-Laws of the Scheme, are allotted
 to any eligible Executives who, either singly or
collectively through his/her associates, holds 20% or
 more of the issued and paid-up ordinary share
capital of the Company; subject always to such terms
and conditions and/or any adjustments which may be
made in accordance with the provisions of the Bye-

PROPOSAL #S.1: Approve the deletions, alterations,                         ISSUER          YES          FOR               FOR
modifications, variations and additions to the
Articles of Association of the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HONG LEONG FINANCIAL GROUP BHD
  TICKER:                N/A             CUSIP:     Y36592106
  MEETING DATE:          10/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
of MYR 325,000 for the YE 30 JUN 2008, to be divided
amongst the Directors in such manner as the Directors
 may determine

PROPOSAL #2.: Re-elect the retiring Director Mr.                           ISSUER          YES          FOR               FOR
Choong Yee How

PROPOSAL #3.: Re-elect the retiring Director Mr. Quek                      ISSUER          YES          FOR               FOR
 Kon Sean

PROPOSAL #4.: Re-elect Mr. YBhg Dato' Haji                                 ISSUER          YES          FOR               FOR
Kamarulzaman bin Mohammed as a Director of the
Company who retires in compliance with Section 129 of
 the Companies Act, 1965 to hold office until the
conclusion of the next AGM

PROPOSAL #5.: Re-elect YBhg General (Rtd) Tan Sri                          ISSUER          YES          FOR               FOR
(Dr) Hashim bin Mohd Ali as a Director of the Company
 who retires in compliance with Section 129 of the
Companies Act, 1965 to hold office until the
conclusion of the next AGM

PROPOSAL #6.: Re-elect Mr. YBhg Tan Sri Dato' Seri                         ISSUER          YES          FOR               FOR
Khalid Ahmad bin Sulaiman as a Director of the
Company who retires in compliance with Section 129 of
 the Companies Act, 1965 to hold office until the
conclusion of the next AGM

PROPOSAL #7.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the Company
 and authorize the Directors to fix their remuneration

PROPOSAL #8.: Authorize the Directors, pursuant to                         ISSUER          YES          FOR               FOR
Section 132D of the Companies Act, 1965, to issue
shares in the Company, at any time and upon such
terms and conditions and for such purposes as the
Directors may, in their absolute discretion, deem
fit, provided that the aggregate number of shares
issued pursuant to this resolution in any one FY does
 not exceed 10% of the issued capital of the Company
for the time being and to obtain approval for the
listing of and quotation for the additional shares so
 issued on Bursa Malaysia Securities Berhad;
[Authority expires at the conclusion of the next AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOUSING DEVELOPMENT FINANCE CORP LTD
  TICKER:                N/A             CUSIP:     Y37246157
  MEETING DATE:          7/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #2.: Approve the dividend of INR 25.00 per                        ISSUER          YES          FOR               FOR
share

PROPOSAL #3.: Re-appoint Mr. D.M. Satwalekar as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-appoint Mr. D.N. Ghosh as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint Mr. R.S. Tarneja as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #6.: Approve Deloitte Haskins Sells as the                        ISSUER          YES          FOR               FOR
Auditors and authorize the Board to fix their
remuneration

PROPOSAL #7.: Approve Pannell Kerr Forster as the                          ISSUER          YES          FOR               FOR
Branch Auditors and authorize the Board to fix their
remuneration

PROPOSAL #8.: Appoint Mr. B. Jalan as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve to increase in borrowing powers                      ISSUER          YES        AGAINST           AGAINST
 to INR 1.5 Trillion

PROPOSAL #10.: Approve the reappointment and                               ISSUER          YES          FOR               FOR
remuneration of Mr. R.S. Karnad, Joint Managing
Director

PROPOSAL #s.11: Approve the Employee Stock Option                          ISSUER          YES          FOR               FOR
Scheme - 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HTC CORP
  TICKER:                N/A             CUSIP:     Y3194T109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited report                                     ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The revision to the rules of the Board                      ISSUER          NO           N/A               N/A
 meeting

PROPOSAL #A.4: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 27 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, and staff bonus, proposed
stock dividend: 50 for 1,000 shares held

PROPOSAL #B.4: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of asset acquisition or disposal

PROPOSAL #B.6: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of trading derivatives

PROPOSAL #B.7: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.8: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.9: Elect Mr. Hochen Tan as a Director,                         ISSUER          YES          FOR               FOR
Shareholder No: D101161444

PROPOSAL #B.10: Extraordinary Motions                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUA NAN FINANCIAL HOLDING CO LTD
  TICKER:                N/A             CUSIP:     Y3813L107
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The same person or the same affiliate                       ISSUER          NO           N/A               N/A
who intends to prossess more than the designated rate
 of total voting shares of the same FHC report

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.7 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings; proposed stock dividend: 30
for 1,000 shares held

PROPOSAL #B.4: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUANENG POWER INTERNATIONAL INC
  TICKER:                N/A             CUSIP:     Y3744A105
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the working report from the                          ISSUER          YES          FOR               FOR
Board of Directors of the Company for the year 2008

PROPOSAL #2.: Approve the working report from the                          ISSUER          YES          FOR               FOR
Supervisory Committee of the Company for the year 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements of the Company for the year 2008

PROPOSAL #4.: Approve the Profit Distribution Plan of                      ISSUER          YES          FOR               FOR
 the Company for the year 2008

PROPOSAL #5.: Appoint the Company's Auditors for the                       ISSUER          YES          FOR               FOR
year 2009

PROPOSAL #6.: Approve the transfer of interest in                          ISSUER          YES          FOR               FOR
Tianjin Yangliuqing Co-generation Limited Liability
Company

PROPOSAL #7.: Approve the transfer of interest in                          ISSUER          YES          FOR               FOR
Huaneng Beijing Co-generation Limited Liability

PROPOSAL #S.8: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company

PROPOSAL #S.9: Authorize the Company, to issue within                      ISSUER          YES        AGAINST           AGAINST
 the PRC short-term debentures of a principal amount
up to RMB 10 Billion [in either 1 or multiple
tranches] within 12 months from the date on which
shareholders' approval is obtained; (ii) an
unconditional general mandate to be given to the
Company's Board of Directors or any 2 or more
Directors to determine the terms and conditions and
other relevant matters in relation to the respective
tranches of the issue of short-term debentures in
accordance with the need of the Company and the
market conditions, including but not limited to the
final principal amount of the short-term debentures
to be issued and the term thereof within the
prescribed scope as specified, the execution of all
necessary legal documents, and the conduct of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUANENG PWR INTL INC
  TICKER:                N/A             CUSIP:     Y3744A105
  MEETING DATE:          8/27/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Cao Peixi as a Director of                        ISSUER          YES          FOR               FOR
the sixth session of the Board of Directors of the
Company

PROPOSAL #1.2: Elect Mr. Huang Jian as a Director of                       ISSUER          YES          FOR               FOR
the sixth session of the Board of Directors of the
Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUANENG PWR INTL INC
  TICKER:                N/A             CUSIP:     Y3744A105
  MEETING DATE:          12/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the issuance of mid-term                            ISSUER          YES        AGAINST           AGAINST
financial instruments by the Company

PROPOSAL #2.: Approve the framework agreement on the                       ISSUER          YES          FOR               FOR
continuing connected transactions [for 2009] between
Huaneng Power International Inc. and China Huaneng
Group, the continuing connected transactions as
contemplated thereby and the transaction caps thereof

PROPOSAL #3.: Approve the framework agreement on the                       ISSUER          YES        AGAINST           AGAINST
continuing connected transactions [for years 2009 to
2011] between Huaneng Power International Inc. and
China Huaneng Finance Corporation Limited, the
continuing connected transactions as contemplated
thereby and the transaction caps thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYDRO OGK OJSC
  TICKER:                N/A             CUSIP:     X34577100
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, balance                           ISSUER          YES          FOR               FOR
sheet, profit and loss statement for the year 2008
and profit and loss distribution and non payment of
dividends for the year 2008

PROPOSAL #2.: Approve the External Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the remuneration and                                 ISSUER          YES          FOR               FOR
compensation to be paid to the Members of the Board
of Directors

PROPOSAL #4.: Approve the increase of the Charter                          ISSUER          YES          FOR               FOR
capital of the Company by additional share issue

PROPOSAL #5.: Elect the Board of Directors                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Elect the Audit Commission                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYNIX SEMICONDUCTOR INC
  TICKER:                N/A             CUSIP:     Y3817W109
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the change of Articles of                            ISSUER          YES        AGAINST           AGAINST
Incorporation

PROPOSAL #3.: Elect the Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Audit Committee Member who is                      ISSUER          YES          FOR               FOR
 an External Director

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYOSUNG CORPORATION, SEOUL
  TICKER:                N/A             CUSIP:     Y3818Y120
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve appropriation of income and                          ISSUER          YES          FOR               FOR
dividend of KRW 750 per share

PROPOSAL #2.: Elect the Directors: 1 Executive                             ISSUER          YES          FOR               FOR
Director, Non-Executive Director [Outside Director]

PROPOSAL #3.: Elect the Audit Committee Member                             ISSUER          YES          FOR               FOR
[Outsider Director]

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYUNDAI DEPARTMENT STORE CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y38306109
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect the Auditor Committee                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYUNDAI DEVELOPMENT CO - ENGINEERING & CONSTRUCTIO
  TICKER:                N/A             CUSIP:     Y38397108
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the Directors : Directors [2],                         ISSUER          YES          FOR               FOR
Outside Directors [2]

PROPOSAL #4.: Elect an Auditor Committee Member:                           ISSUER          YES          FOR               FOR
Outside Directors [2]

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYUNDAI ENGINEERING AND CONSTRUCTION CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y38382100
  MEETING DATE:          3/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES          FOR               FOR
Articles of Incorporation

PROPOSAL #3.: Elect the 3 Directors and 4 Outside                          ISSUER          YES          FOR               FOR
Directors

PROPOSAL #4.: Elect 4 Auditor Committee Members                            ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYUNDAI HEAVY INDUSTRIES CO LTD, ULSAN
  TICKER:                N/A             CUSIP:     Y3838M106
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to change the Articles of                            ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #3.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Audit Committee Member                             ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYUNDAI MIPO DOCKYARD CO LTD, ULSAN
  TICKER:                N/A             CUSIP:     Y3844T103
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Auditor Committee Member                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYUNDAI MOBIS, SEOUL
  TICKER:                N/A             CUSIP:     Y3849A109
  MEETING DATE:          12/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Merger and Acquisition                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYUNDAI MOBIS, SEOUL
  TICKER:                N/A             CUSIP:     Y3849A109
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the change of the Articles of                        ISSUER          YES        AGAINST           AGAINST
Incorporation

PROPOSAL #3.: Elect the Director                                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Elect the Audit Committee Member                             ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYUNDAI MOBIS, SEOUL
  TICKER:                N/A             CUSIP:     Y3849A109
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the merger contract of Hyundai                       ISSUER          YES          FOR               FOR
autonet and acquisition

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYUNDAI MTR CO
  TICKER:                N/A             CUSIP:     Y38472109
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect the Auditor Committee Member                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
Directors

PROPOSAL #5.: Approve the partial amendment to                             ISSUER          YES          FOR               FOR
Articles of Incorporation

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYUNDAI MTR CO
  TICKER:                N/A             CUSIP:     Y38472224
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approval of financial statements                             ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Director                                         ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of Audit Committee Member                           ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approval of remuneration limit for the                       ISSUER          NO           N/A               N/A
Director

PROPOSAL #5.: Change of the Article of Incorporation                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYUNDAI SECURITIES CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y3850E107
  MEETING DATE:          10/16/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Jung-Eun Hyun as a Chairman                       ISSUER          YES          FOR               FOR
of Hyundai group

PROPOSAL #1.2: Elect Mr. Hang-Ki Jung as a Managing                        ISSUER          YES          FOR               FOR
Director of strategic Management head quarters at
Hyundai group

PROPOSAL #2.: Elect the Outside Directors                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYUNDAI SECURITIES CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y3850E107
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement:                             ISSUER          YES          FOR               FOR
expected cash dividend: KRW 250 per SHS

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Elect Mr. Lim Seung Chul as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Elect Mr. Park Yo Chan as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Auditor Committee Member as                        ISSUER          YES        AGAINST           AGAINST
Non-Outside Directors: Mr. Lim Seung Chul

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYUNDAI STL CO
  TICKER:                N/A             CUSIP:     Y38383108
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES          FOR               FOR
Articles of Incorporation

PROPOSAL #3.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the outside Directors as a                             ISSUER          YES          FOR               FOR
Auditor Committee Member

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ICICI BANK LTD, VADODARA
  TICKER:                N/A             CUSIP:     Y38575109
  MEETING DATE:          7/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited profit                         ISSUER          YES          FOR               FOR
and loss account for the FYE 31 MAR 2008 and the
balance sheet as at that date together with the
reports of the Directors and the Auditors

PROPOSAL #2.: Declare a dividend on preference shares                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare a dividend on equity shares                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint Mr. Sridar Iyengar as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. T.S. Vijayan as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Re-appoint Mr. Lakshmi N. Mittal as a                        ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #7.: Re-appoint Mr. Narendra Murkumbi as a                        ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #8.: Appoint, pursuant to the provisions of                       ISSUER          YES          FOR               FOR
Section 224 and other applicable provisions, if any,
of the Companies Act, 1956 and the Banking Regulation
 Act, 1949, BSR & Co., Chartered Accountants as the
Statutory Auditors of the Company, until the
conclusion of the next AGM of the Company, on a
remuneration [including terms of payment] to be fixed
 by the Board of Directors of the Company, plus
service tax and such other tax[es], as may be
applicable, and reimbursement of all out-of-pocket
expenses in connection with the audit of the accounts
 of the Company for the year ending 31 MAR 2009

PROPOSAL #9.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company, pursuant to the provisions of Section 228
and other applicable provisions, if any, of the
Companies Act, 1956 and the Banking Regulation Act,
1949, to appoint Branch Auditors in consultation with
 the Statutory Auditors, to audit the accounts in
respect of the Company's branches/offices in India
and abroad and to fix their terms and conditions of
appointment and remuneration, based on the
recommendation of the Audit Committee, plus service
tax and such other tax[es], as may be applicable, and
 reimbursement of all out-of-pocket expenses in
connection with the audit of the accounts of the
Branches/Offices in India and abroad for the year

PROPOSAL #10.: Appoint Mr. Sonjoy Chatterjee as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #11.: Appoint Mr. Sonjoy Chatterjee as a                          ISSUER          YES          FOR               FOR
whole time Director [Designated as Executive Director
 of the Company], subject to the applicable
provisions of the Companies Act, 1956, the Banking
Regulation Act, 1949 and the provisions of the
Articles of Association of the Company, effective 22
OCT 2007 up to 21 OCT 2012 on payment of the
specified remuneration; authorize the Board or any
Committee to decide the remuneration [salary,
perquisites and bonus] payable to Mr. Sonjoy
Chatterjee, within the terms mentioned above, subject
 to the approval of Reserve Bank Of India, from time
to time; approve that, in the event of absence or
inadequacy of net profit in any FY, the remuneration
payable to Mr. Sonjoy Chatterjee shall be governed by
 Section II of Part II of Schedule XIII of the
Companies Act, 1956 or any modifications(s) thereto;
and that Mr. Sonjoy Chatterjee shall not be subject
to retirement by rotation during his tenure as whole
time Director; however, in order to comply with the
provisions of the Articles of Association of the
Company and the Companies Act, 1956, he shall be
liable to retire by rotation, if, at any time, the
number of Non-Rotational Directors exceed one-third
of the total number of Directors; if he is re-
appointed as a Director immediately on retirement by
rotation, he shall continue to hold his office of
whole time Director and the retirement by rotation
and re-appointment shall not be deemed to constitute
a break in his appointment as whole time Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ICICI BANK LTD, VADODARA
  TICKER:                N/A             CUSIP:     Y38575109
  MEETING DATE:          2/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint Mr. K. V. Kamath as a Director                       ISSUER          YES          FOR               FOR
of the Company, proposing him as a candidate for the
office of Director under the provisions of Section
257 of the Companies Act, 1956, effective 01 MAY
2009, who retires by rotation in accordance with the
provisions of the Companies Act, 1956, and would be
eligible for re-election and on such re-election
would continue being appointed as the Chairman of the
 Board of Directors up to the date approved by
Reserve Bank of India

PROPOSAL #2.: Approve, pursuant to the provisions of                       ISSUER          YES          FOR               FOR
the Companies Act, 1956, Banking Regulations Act
1949, Articles of Association of the Company and
subject to the approval of Government of India and
Reserve Bank of India and such other approvals to the
 extent required and subject to such terms and
conditions as may be prescribed while granting such
approvals Mr. K. V. Kamath, being appointed as the
Non-Executive Chairman of the Company for a period of
 5 years, effective 01 MAY 2009 up to 30 APR 2014 be
paid a remuneration of INR 2,000,000 per annum and be
 entitled to payment of sitting fees, maintaining of
a Chairman's office at the Bank's expense, bearing of
 expenses by the Bank for travel on official visits
and participation in various forums [both in India
and abroad] as the Chairman of the Bank and bearing
of travel/halting/other expenses and allowances by
the Bank for attending to his duties as the Chairman
of the Bank; and authorize the Board to do all such
acts, deeds and things and to execute any documents
or instruction etc., as may be required to give
effect to this resolution

PROPOSAL #3.: Appoint Ms. Chanda D. Kochhar as a                           ISSUER          YES          FOR               FOR
Director of the Company, proposing her as a candidate
 for the office of Director under the provisions of
Section 257 of the Companies Act, 1956, effective 01
APR 2009

PROPOSAL #4.: Re-appoint, pursuant to the applicable                       ISSUER          YES          FOR               FOR
provisions of the Companies Act, 1956, the Banking
Regulations Act 1949, and the provisions of the
Articles of Association of the Bank and subject to
the approval of Reserve Bank of India, and such other
 approvals to the extent required and subject to such
 terms and conditions as may be prescribed while
granting such approvals, Ms. Chanda D. Kochhar as the
 Joint Managing Director and Chief Financial Officer
from 01 APR 2009 up to 30 APR 2009 on the same terms
including as to remuneration as at present and be
appointed as Managing Director and Chief Executive
Officer effective 01 MAY 2009 up to 31 MAR 2014 on
payment of the specified remuneration; and authorize
the Board or any Committee to decide the remuneration
 [salary, perquisites and bonus] payable to Ms.
Chanda D. Kochhar, with in the terms mentioned above,
 subject to the approval of Reserve Bank of India,
from time to time; and in the event of absence or
inadequacy of net profit in any FY, the remuneration
payable to Ms. Chanda D. Kochhar shall be governed by
 Section II of Part II of the Schedule XIII of the
Companies Act, 1956, or any modifications thereof or
if so permitted, by the Board of any Committee
thereof; and that Ms. Chanda D. Kochhar shall not be
subject to retirement by rotation during her tenure
as the Joint Managing Director and Chief Financial
Officer and as the Managing Director and Chief
Executive Officer; and authorize the Board to do all
such acts, deeds and things and to execute any
documents or instruction etc., as may be required to
give full effect to this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ICICI BANK LTD, VADODARA
  TICKER:                N/A             CUSIP:     Y38575109
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited profit                         ISSUER          YES          FOR               FOR
and loss account for the FYE 31 MAR 2009 and the
balance sheet as at that date together with the
reports of the Directors and the Auditors

PROPOSAL #2.: Declare a dividend on preference shares                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare a dividend on equity shares                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint Mr. Anupam Puri as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. M. K. Sharma as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Re-appoint Mr. P. M. Sinha as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #7.: Re-appoint Mr. V. Prem Watsa as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #8.: Appoint, pursuant to the provisions of                       ISSUER          YES          FOR               FOR
Section 224 and other applicable provisions, if any,
of the Companies Act, 1956 and the Banking Regulation
 Act, 1949, BSR & Co., Chartered Accountants as the
Statutory Auditors of the Company, until the
conclusion of the next AGM of the Company, on a
remuneration [including terms of payment] to be fixed
 by the Board of Directors of the Company, based on
the remuneration of the Audit Committee, plus service
 tax and such other tax[es], as may be applicable,
and reimbursement of all out-of-pocket expenses in
connection with the audit of the accounts of the
Company for the year ending 31 MAR 2010

PROPOSAL #9.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company, pursuant to the provisions of Section 228
and other applicable provisions, if any, of the
Companies Act, 1956 and the Banking Regulation Act,
1949, to appoint Branch Auditors in consultation with
 the Statutory Auditors, to audit the accounts in
respect of the Company's branches/offices in India
and abroad and to fix their terms and conditions of
appointment and remuneration, based on the
recommendation of the Audit Committee, plus service
tax and such other tax[es], as may be applicable, and
 reimbursement of all out-of-pocket expenses in
connection with the audit of the accounts of the
Branches/Offices in India and abroad for the year

PROPOSAL #10.: Appoint Mr. M.S. Ramachandran as a                          ISSUER          YES          FOR               FOR
Director of the Company, in respect of whom the
Company has received notices in writing along with a
deposit of INR 500 for each notice, from some of its
Members proposing him as a candidate for the office
of Director under the provisions of Section 257 of
the Companies Act, 1956

PROPOSAL #11.: Appoint Mr. K. Ramkumar as a Director                       ISSUER          YES          FOR               FOR
of the Company, in respect of whom the Company has
received notices in writing along with a deposit of
INR 500 for each notice, from some of its Members
proposing him as a candidate for the office of
Director under the provisions of Section 257 of the
Companies Act, 1956

PROPOSAL #12.: Appoint Mr. K. Ramkumar as a Whole                          ISSUER          YES          FOR               FOR
time Director of the Company, subject to the
applicable provisions of the Companies Act, 1956, the
 Banking Regulation Act, 1949 and the provisions of
the Articles of Association of the Company, effective
 01 FEB 2009 up to 31 JAN 2014 on payment of the
remuneration as specified; authorize the Board or any
 Committee thereof to decide the remuneration
[salary, perquisites and bonus] payable to Mr. K.
Ramkumar and his designation during his tenure as a
Whole time Director of the Company, within the terms
mentioned as specified, subject to the approval of
Reserve Bank of India where applicable, from time to
time; that in the event of absence or inadequacy of
net profit in any FY, the remuneration payable to Mr.
 K. Ramkumar shall be Governed by Section II of Part
II of Schedule XIII of the Companies Act, 1956, or
any modification(s) thereto; that Mr. K. Ramkumar
shall not be subject to retirement by rotation during
 his tenure as a Whole time Director, however, in
order to comply with the provisions of the Articles
of Association of the Company and the Companies Act,
1956, he shall be liable to retire by rotation, if,
at any time, the number of non-rotational Directors
exceed one-third of the total number of Directors,
shall hold his office of Whole time Director and the
retirement by rotation and re-appointment shall not
be deemed to constitute a break in his appointment as

PROPOSAL #13.: Appoint Mr. N. S. Kannan as a Director                      ISSUER          YES          FOR               FOR
 of the Company, in respect of whom the Company has
received notices in writing along with a deposit of
INR 500 for each notice, from some of its Members
proposing him as a candidate for the office of
Director under the provisions of Section 257 of the
Companies Act, 1956

PROPOSAL #14.: Appoint Mr. N. S. Kannan as a Whole                         ISSUER          YES          FOR               FOR
time Director of the Company, subject to the
applicable provisions of the Companies Act, 1956, the
 Banking Regulation Act, 1949 and the provisions of
the Articles of Association of the Company, effective
 01 MAY 2009 up to 30 APR 2014 on payment of the
remuneration as specified; authorize the Board or any
 Committee thereof to decide the remuneration
[salary, perquisites and bonus] payable to Mr. N. S.
Kannan and his designation during his tenure as a
Whole time Director of the Company, within the terms
mentioned as specified, subject to the approval of
Reserve Bank of India where applicable, from time to
time; that in the event of absence or inadequacy of
net profit in any FY, the remuneration payable to Mr.
 N. S. Kannan shall be Governed by Section II of Part
 II of Schedule XIII of the Companies Act, 1956, or
any modification(s) thereto; that Mr. N. S. Kannan
shall not be subject to retirement by rotation during
 his tenure as a Whole time Director, however, in
order to comply with the provisions of the Articles
of Association of the Company and the Companies Act,
1956, he shall be liable to retire by rotation, if,
at any time, the number of non-rotational Directors
exceed one-third of the total number of Directors,
shall hold his office of Whole time Director and the
retirement by rotation and re-appointment shall not
be deemed to constitute a break in his appointment as

PROPOSAL #15.: Appoint Mr. Sandeep Bakhshi as a                            ISSUER          YES          FOR               FOR
Director of the Company, in respect of whom the
Company has received notices in writing along with a
deposit of INR 500 for each notice, from some of its
Members proposing him as a candidate for the office
of Director under the provisions of Section 257 of
the Companies Act, 1956

PROPOSAL #16.: Appoint Mr. Sandeep Bakhshi as a Whole                      ISSUER          YES          FOR               FOR
 time Director of the Company, subject to the
applicable provisions of the Companies Act, 1956, the
 Banking Regulation Act, 1949 and the provisions of
the Articles of Association of the Company, effective
 01 MAY 2009 up to 30 APR 2014 on payment of the
remuneration as specified; authorize the Board or any
 Committee thereof to decide the remuneration
[salary, perquisites and bonus] payable to Mr.
Sandeep Bakhshi and his designation during his tenure
 as a Whole time Director of the Company, within the
terms mentioned as specified, subject to the approval
 of Reserve Bank of India where applicable, from time
 to time; that in the event of absence or inadequacy
of net profit in any FY, the remuneration payable to
Mr. Sandeep Bakhshi shall be Governed by Section II
of Part II of Schedule XIII of the Companies Act,
1956, or any modification(s) thereto; that Mr.
Sandeep Bakhshi shall not be subject to retirement by
 rotation during his tenure as a Whole time Director
however, in order to comply with the provisions of
the Articles of Association of the Company and the
Companies Act, 1956, he shall be liable to retire by
rotation, if, at any time, the number of non-
rotational Directors exceed one-third of the total
number of Directors, shall hold his office of Whole
time Director and the retirement by rotation and re-
appointment shall not be deemed to constitute a break
 in his appointment as Whole time Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IDB DEVELOPMENT CORP LTD
  TICKER:                N/A             CUSIP:     M2798P102
  MEETING DATE:          7/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
Directors report for the year 2007

PROPOSAL #2.1: Re-appoint Mr. N. Dankner as a                              ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #2.2: Re-appoint Mr. A. Fisher as a                               ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #2.3: Re-appoint Mr. R. Bisker as a                               ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #2.4: Re-appoint Mr. A. Ben-Yosef as a                            ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #2.5: Re-appoint Mr. Z. Dankner as a                              ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #2.6: Re-appoint Mr. E. Cohen as a                                ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #2.7: Re-appoint Mr. Z. Livnat as a                               ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #2.8: Re-appoint Mr. D. Manor as a                                ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #2.9: Re-appoint Mr. I. Manor as a                                ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #2.10: Re-appoint Mr. Y. Shimmel as a                             ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #2.11: Re-appoint Mr. I. Isakson as a                             ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #2.12: Approve that the External Directors                        ISSUER          YES          FOR               FOR
continue in office by provision of Law

PROPOSAL #3.: Re-appoint the Accountants Auditors for                      ISSUER          YES          FOR               FOR
 the year 2008 and the report of the Board as to
their fees

PROPOSAL #4.: Approve to increase the amount of cover                      ISSUER          YES          FOR               FOR
 of the basic and  O Insurance Policy that the
Company is permitted to purchase to a maximum of USD

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  ISSUER:                IDB DEVELOPMENT CORP LTD
  TICKER:                N/A             CUSIP:     M2798P102
  MEETING DATE:          9/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the agreement between the                            ISSUER          YES        ABSTAIN           AGAINST
Company together with Discount Investment Co. Ltd.
[controlled by the Company] and between GVT Antilles,
 a Company in which the Company and Discount each own
 16.44%, GVT Holland, fully owned by GVT Antilles,
and a Company belonging to the Swarth Group
controlled by Mr. Saul Shani [the Purchaser], by
which the Company and discount will each sell to GVT
Antilles their holding in GVT Antilles in
consideration for such amount as may be received by
GVT Holland for the sale of part of its holdings in
GVT Brazil, GVT Brazil is a public Company traded in
Brazil, 22.9% of the shares of which are owned by GVT
 Holland, the transaction to be approved is designed
in order to enable the Company to realize its
indirect holding in GVT Brazil, in the frame of the
transaction GVT Holland will sell to the Purchaser 5
million shares of GVT Brazil [3.9%] for an amount in
Brazilian currency presently equivalent to USD 85
million; the consideration will be immediately
transferred from GVT Holland to GVT Antilles and will
 be used for the purchase from each of the Company
and of discount of 8.5% of the shares of GVT
Antilles, GVT Holland has granted the Purchaser an
option for the purchase of an additional 3.6% of the
shares of GVT Brazil [4,661,748 shares] in
consideration for an amount in ILS equal to a
multiplication of the number of shares by the higher
of 32.725 Brazilian Reals; or 80% of the average
closing price of GVT Brazil shares during the
preceding 30 days, which consideration will be
transferred to GVT Antilles and will be used to

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IDB DEVELOPMENT CORP LTD
  TICKER:                N/A             CUSIP:     M2798P102
  MEETING DATE:          10/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the notification by the Company                      ISSUER          YES        AGAINST           AGAINST
 to Clal Finance Limited that the Company agrees to
increase the ceiling of the indemnity undertaking
referred to below will be one half of the ceiling as
originally fixed [NIS 167.75 million Index linked]
with the addition of any additional amount that may
be due after receipt of the compromise payment
referred to below; the Company has no objection to a
compromise agreement between Clal Finance Management
Limited, Clal Finance Betuha Investments Management
Limited, Clal Insurance Company Limited, and
underwriters of Clal Insurance, in connection with
claims that were submitted against Clal Finance
Management and Clal Finance Betuha [the Clal
Companies] by clients of those Companies [the
Plaintiffs] relating to an investment portfolio
managed by the Clal Companies [the Claim]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IDB DEVELOPMENT CORP LTD
  TICKER:                N/A             CUSIP:     M2798P102
  MEETING DATE:          12/15/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the agreement between the                            ISSUER          YES          FOR               FOR
Company together with Discount Investment Co.
(controlled by the Company) and between GVT Antilles,
 a Company in which the Company and Discount each own
 16.44%, GVT Holland, fully owned by GVT Antilles and
 a Swarth Group Company controlled Mr. Saul Shani
[the Purchaser], by which the Company and Discount
will each sell to GVT Antilles their holding in GVT
Antilles in consideration for such amount as may be
received by GVT Holland for the sale of part of its
holdings in GVT Brazil; the GVT Brazil is a public
telecommunication Company traded in Brazil, 22.9%
owned by GVT Holland; the transaction to be designed
in order to enable the Company to realize its
indirect holding of GVT Brazil; the GVT Holland is to
 sell to the Purchaser 5 million shares of GVT Brazil
 (3.9%) for an amount equal to ILS 46 million; the
consideration will be transferred from GVT Holland to
 GVT Antilles and will be used for the purchase from
each of the Company and Discount of 8.5% of the
shares of GVT Antilles, a similar transaction in SEP
2008 a General Meeting of the Company in which the
consideration was to have been ILS 85 million,
however in view of the subsequent global financial
crisis the transaction was not completed and the
present consideration is regarded as adapted to
present market conditions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IDEA CELLULAR LTD
  TICKER:                N/A             CUSIP:     Y3857E100
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, with or without                                     ISSUER          YES          FOR               FOR
modification(s), the arrangement embodied in the
Scheme of Arrangement between Idea Cellular Limited
and its Shareholders [the Scheme]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IDEA CELLULAR LTD
  TICKER:                N/A             CUSIP:     Y3857E100
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Amend, Pursuant to Section 31 and                           ISSUER          YES          FOR               FOR
other applicable provisions, if any, of the Companies
 Act, 1956, the existing Articles of Association of
the Company in the manner hereunder mentioned: [a]
the existing provisions of the Articles of
Association of the Company, comprising Articles 1 to
219 be classified as Part I of the Articles of
Association of the Company; [b] the specified
Articles may be added as Part II of the Articles of
Association of the Company comprising new Articles
220 to 225, after Part I of the Articles of
Association of the Company comprising Articles 1 to

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IDGC HOLDING, MOSCOW
  TICKER:                N/A             CUSIP:     X3490A110
  MEETING DATE:          12/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the early termination of the                         ISSUER          YES          FOR               FOR
Board of Directors of the Company

PROPOSAL #2.: Elect the Board of Directors of the                          ISSUER          YES          FOR               FOR
Company

PROPOSAL #3.: Approve the Auditor of the Company                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the Charter of the Company in                        ISSUER          YES        AGAINST           AGAINST
New Edition

PROPOSAL #5.: Approve the internal regulation                              ISSUER          YES        AGAINST           AGAINST
documents

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IGB CORP BERHAD
  TICKER:                N/A             CUSIP:     Y38651108
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Audited financial                                ISSUER          YES          FOR               FOR
statements for the YE 31 DEC 2008 and the reports of
the Directors and the Auditors thereon

PROPOSAL #2.: Re-elect Mr. Tan Boon Seng as a                              ISSUER          YES          FOR               FOR
Director who retire pursuant to Article 85 of the
Company's Articles of Association

PROPOSAL #3.: Re-elect Mr. Pauline Tan Suat Ming as a                      ISSUER          YES          FOR               FOR
 Director who retire pursuant to Article 85 of the
Company's Articles of Association

PROPOSAL #4.: Re-elect Datuk Abdul Habib bin Mansur                        ISSUER          YES          FOR               FOR
as a Directors who retire pursuant to Article 85 of
the Company's Articles of Association:

PROPOSAL #5.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the Company
 and authorize the Directors to fix their remuneration

PROPOSAL #6.: Re-appoint Tan Sri Abu Talib bin Othman                      ISSUER          YES          FOR               FOR
 as a Director of the Company, who retires pursuant
to Section 129(6) of the Act, to hold the office
until the next AGM

PROPOSAL #7.: Re-appoint Tan Sri Dato' Seri Khalid                         ISSUER          YES          FOR               FOR
Ahmad bin Sulaiman as a Director of the Company, who
retires pursuant to Section 129(6) of the Act, to
hold the office until the next AGM

PROPOSAL #8.: Authorize the Directors, pursuant to                         ISSUER          YES          FOR               FOR
Section 132D of the Act, to issue shares in the
Company from time to time and upon such terms and
conditions and for such purposes as the Directors may
 deem fit, provided that the aggregate number of
shares to be issued pursuant to this resolution does
not exceed 10% of the issued share capital of the
Company for the time being

PROPOSAL #9.: Authorize the Company, subject to the                        ISSUER          YES          FOR               FOR
Act, the Company's Memorandum and the Articles of
Association and Listing Requirements of Bursa
Malaysia Securities Berhad [Bursa Securities] and to
purchase at any time such amount of ordinary shares
of MYR 0.50 each in the Company as may be determined
by the Directors of the Company from time to time
through Bursa Securities upon such terms and
conditions as the Directors in their absolute
discretion deem fit and expedient in the interest of
the Company provided that: the aggregate number of
shares which may be purchased the Company at any
point of time pursuant to the share Bye-back mandate
shall not exceed 10% of the total issued and paid-up
share capital of the Company; the amount of Funds to
be allocated by the Company pursuant to the Shares
Buy-Back Mandate shall not exceed the retained
earnings and the share premium of the Company as at
31 DEC 2008; and the Shares so purchased by the
Company pursuant to the Share Buy-Back Mandate to be
retained as treasury shares which may be distributed
as dividends and/or resold on Bursa Securities and/or
 cancelled; [Authority expires the earlier of the
conclusion of the AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required to be held pursuant to
Section 143(1) of the Act] [but shall not extend to
such extension as may be allowed pursuant to Section
143(2) of the Act]; and authorize the Directors of
the Company to complete and to do all such acts and
things as they may consider expedient or necessary to
 give full effect to the proposed renewal Share Buy-

PROPOSAL #10.: Authorize the Company and/or its                            ISSUER          YES          FOR               FOR
subsidiaries [the Group] to enter into all
arrangement and/or transactions involving the
interests of Directors, major shareholders or persons
 connected with the Directors and/or major
shareholders of the Group [Related parties] as
specified in Section 2.2.1 of the statement/circular
date 30 APR 2009, provided that such arrangements
and/or transactions are: i) recurrent transactions of
 a revenue or trading nature; ii) necessary for the
day-to-day operations; iii) carried out in the
ordinary course of business on normal commercial
terms which are not more favourable to Related
Parties than those generally available to public; and
 iv) are not to the detriment of minority
shareholders [the RRPT Mandate]; and [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM of the Company is required
to be held pursuant to Section 143(1) of the Act,
[but shall not extend to such extension as may be
allowed pursuant to Section 143(2) of the Act];
authorize the Directors of the Company to complete
and do all such acts and things as they may consider

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IJM CORPORATION BHD
  TICKER:                N/A             CUSIP:     Y3882M101
  MEETING DATE:          8/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Datuk Yahya Bin Ya'acob as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.: Elect Mr. Datuk Oh Chong Peng as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.: Elect Mr. Soo Heng Chin as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Mr. Teh Kean Ming as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Mr. Hasni Bin Harun as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Appoint PricewaterhouseCoopers as the                        ISSUER          YES          FOR               FOR
Auditors and authorize the Directors to fix their
remuneration

PROPOSAL #7.: Approve that the Directors' fees of MYR                      ISSUER          YES          FOR               FOR
 469,999 for the YE 31 MAR 2008, be divided amongst
the Directors in such manner as they may determine

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IJM CORPORATION BHD
  TICKER:                N/A             CUSIP:     Y3882M101
  MEETING DATE:          8/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors to purchase the                      ISSUER          YES          FOR               FOR
 ordinary shares of the Company on the market of the
Bursa Malaysia Securities Berhad at any time upon
such terms and conditions as the Directors in their
absolute discretion deem fit provided that the
aggregate number of shares purchased [which are to be
 treated as treasury shares] does not exceed 10% of
the issued capital of the Company; and the funds
allocated for the purchase of shares shall not exceed
 its retained profits and share premium account and
to deal with the treasury shares in their absolute
discretion [which may be distributed as dividends,
resold and/or cancelled]; [Authority expires the
earlier of the conclusion of the next AGM or the
expiration of the period within which the next AGM is
 required by law to be held]

PROPOSAL #2.: Authorize the Directors to enter into                        ISSUER          YES          FOR               FOR
and to give effect to specified recurrent
transactions of a revenue or trading nature with
specified classes of Related Parties [Section
2(ii)(a) of the Circular to shareholders dated 30 JUL
 2008], which are necessary for the day to day
operations of the Company and its subsidiaries, in
the ordinary course of business on terms not more
favourable to the Related Parties than those
generally available to the public; [Authority expires
 the earlier of the conclusion of the next AGM or the
 expiration of the period within which the next AGM

PROPOSAL #3.: Authorize the Directors to enter into                        ISSUER          YES          FOR               FOR
and to give effect to specified recurrent
transactions of a revenue or trading nature with
specified classes of Related Parties [Section
2(ii)(b) of the Circular to shareholders dated 30 JUL
 2008], which are necessary for the day to day
operations of the Company and its subsidiaries, in
the ordinary course of business on terms not more
favourable to the Related Parties than those
generally available to the public; [Authority expires
 the earlier of the conclusion of the next AGM or the
 expiration of the period within which the next AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IJM CORPORATION BHD
  TICKER:                N/A             CUSIP:     Y3882M101
  MEETING DATE:          11/4/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Conditional Voluntary Offer                      ISSUER          YES          FOR               FOR
 to acquire all the remaining shares in Industrial
Concrete Products Berhad

PROPOSAL #2.: Approve the variation to the offer                           ISSUER          YES          FOR               FOR
price under the proposed offer to eligible employees

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IMPALA PLATINUM HLDGS LTD
  TICKER:                N/A             CUSIP:     S37840113
  MEETING DATE:          10/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive and approve the financial                           ISSUER          YES          FOR               FOR
statements for the YE 30 JUN 2008

PROPOSAL #O.2.1: Re-elect Ms. M.V. Mennell as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.2.2: Re-elect Mr. D.H. Brown as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #O.2.3: Re-elect Mr. T.V. Mokgallha as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.2.4: Re-elect Mr. L.J. Paton as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #O.2.5: Re-elect Mr. L.C. Van Vught as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.3: Approve to determine the remuneration                       ISSUER          YES          FOR               FOR
of the Non-Executive Directors

PROPOSAL #S.1: Authorize the Director of the Company,                      ISSUER          YES          FOR               FOR
 in terms of the Company's Articles of Association,
by way of a general authority to repurchase issued
shares in the Company or to permit a subsidiary of
the Company to purchase shares in the Company, as and
 when deemed appropriate, subject to the following
initiatives: that any such repurchase be effected
through the order book operated by the JSE Limited
[JSE] trading system and done without any prior
understanding or agreement between the Company and
the counterparty; that a paid announcement giving
such details as may be required in terms of JSE
Listings Requirements be published when the Company
or its subsidiaries have repurchased in aggregate 3%
of the initial number of shares in issue, as at the
time that the general authority was granted and for
each 3% in aggregate of the initial number of shares
which are acquired thereafter; that a general
repurchase may not in the aggregate in any 1 FY
exceed 10% of the number of shares in the Company
issued share capital at the time this authority is
given, provided that a subsidiary of the Company may
not hold at any one time more than 10% of the number
of issued shares of the Company; no purchase will be
effected during a prohibited period [as specified by
the JSE Listings Requirements] unless a repurchase
programme is in place, where dates and quantities of
shares to be traded during the prohibited period are
fixed and full details of the programme have been
disclosed in an announcement over SENS prior to the
commencement of the prohibited period; at any one
point in time, the Company may only appoint one agent
 to effect repurchases on the Company's behalf, the
Company may only undertake a repurchase of securities
 if, after such repurchase, the spread requirements
of the Company comply with JSE Listings Requirements;
 in determining the price at which shares may be
repurchased in terms of this authority, the maximum
premium permitted is 10% above the weighted average
traded price of the shares as determined over the 5
days prior to the date of repurchase; and may such
repurchase shall be subject to the Companies Act and
the applicable provisions of the JSE Listings
Requirements, the Board of Directors as at the date
of this notice, has stated its intention to examine
methods of returning capital to the shareholders in
terms of the general authority granted at the last
AGM; the Board believes it to be in the best interest
 of implants that shareholders pass a special
resolution granting the Company and/or its
subsidiaries with the flexibility, subject to the
requirements of the Companies Act and the JSE, to
purchase shares should it be in the interest of
implants and/or subsidiaries at any time while the
general authority subsists; the Directors undertake
that they will not implement any repurchase during
the period of this general authority unless: the
Company and the Group will be able, in the ordinary
course of business to pay their debts for a period of
 12 months after the date of the AGM; the assets of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IMPERIAL HLDGS LTD
  TICKER:                N/A             CUSIP:     S38127122
  MEETING DATE:          11/4/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.o.1: Approve the minutes of the AGM held                       ISSUER          YES          FOR               FOR
on 01 NOV 2007

PROPOSAL #2.o.2: Approve and adopt the annual                              ISSUER          YES          FOR               FOR
financial statements that accompanied the notice of
the AGM

PROPOSAL #3.o.3: Approve the Directors remuneration                        ISSUER          YES          FOR               FOR
as specified of the annual financial statements

PROPOSAL #4.o.4: Appoint Deloitte and Touche as the                        ISSUER          YES          FOR               FOR
Auditors of the Company and Mr. BW Smith as
designated partner until the date of the next AGM

PROPOSAL #5o5.1: Appoint Mr. TS Gcabashe as a                              ISSUER          YES          FOR               FOR
Director, in terms of the Articles of Association

PROPOSAL #5o5.2: Appoint Mr. E Engelbrecht as a                            ISSUER          YES          FOR               FOR
Director, in terms of the Articles of Association

PROPOSAL #6o6.1: Reappoint Mr. MV Moosa as a                               ISSUER          YES          FOR               FOR
Director, who retire by rotation in terms of the
Articles of Association

PROPOSAL #6o6.2: Reappoint Mr. MV Sisulu as a                              ISSUER          YES          FOR               FOR
Director, who retire by rotation in terms of the
Articles of Association

PROPOSAL #6o6.3: Reappoint Mr. Rja Sparks as a                             ISSUER          YES          FOR               FOR
Director, who retire by rotation in terms of the
Articles of Association

PROPOSAL #6o6.4: Reappoint Mr. Y WAJA as a Director,                       ISSUER          YES          FOR               FOR
who retire by rotation in terms of the Articles of
Association

PROPOSAL #7.o.7: Approve that the annual fees payable                      ISSUER          YES          FOR               FOR
 to Non-Executive Directors for Board and Committee
Membership be increased with effect from 01 JUL 2008
as Board from ZAR 124,000 to ZAR 143,000,Chairman
from ZAR 310,000 to ZAR 357,500, Deputy Chairman from
 ZAR 220,000 to ZAR 253,400, Asset and Liabilities
Committee from ZAR 48,000 to ZAR 52,800, Audit
Committee from ZAR 65000 to ZAR 74,750, Risk
Committee from ZAR 48,000 to ZAR 52,800, Remuneration
 and Nomination Committee from ZAR 48,000 to 52,800,
Transformation Committee from ZAR 48,000 to ZAR 52,800

PROPOSAL #8.s.1: Authorize the Company, or subsidiary                      ISSUER          YES          FOR               FOR
 of the Company, by way of a general authority, to
acquire ordinary shares of ZAR 0.04 each [ordinary
shares] issued by the Company [including the
conclusion of derivative transactions which may
result in the purchase of shares], in terms of
Sections 85 and 89 of the Companies Act, 61 of 1973,
as amended [the Act] and in terms of the Listings
Requirements of the JSE Ltd [the Listings
Requirements], it being recorded that the Listings
Requirements currently require, inter alia, that the
Company may make a general repurchase of securities
only if the general [Authority shall expires until
the conclusion of the next AGM of the Company, or the
 15 months] from the date of this Special Resolution
number 1 and any general repurchase by the Company of
 its own ordinary shares shall not, in aggregate in
any 1 FY, exceed 20 percent of the Company's issued
ordinary shares as at the date of passing of this

PROPOSAL #9.s.2: Authorize the Company, or a                               ISSUER          YES        AGAINST           AGAINST
subsidiary of the Company, by way of a specific
authority, to repurchase ordinary shares of ZAR 0.04
each held by or on behalf of the Imperial Staff Share
 Incentive Schemes [the Imperial Share Scheme], to
the extent that any such shares are not allocated to
any specific participants [ordinary shares], at the
price that such shares were acquired by the Imperial
Share Scheme in respect of each such ordinary share,
being a maximum of ZAR 149.56 per share, in terms of
Sections 85 and 89 of the Companies Act, 61 of 1973,
as amended [the Act], and in terms of the Listings
Requirements of the JSE Ltd [the Listings
Requirements] the maximum number of shares that will
be acquired in terms of this authority will not

PROPOSAL #10o.8: Approve to place the authorized but                       ISSUER          YES          FOR               FOR
unissued non-redeemable cumulative, non-participating
 preference shares under the control of the Directors
 and authorize the Directors to allot and issue those
 shares at their discretion

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDIABULLS FINL SVCS LTD
  TICKER:                N/A             CUSIP:     Y39129104
  MEETING DATE:          9/5/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance                        ISSUER          YES        ABSTAIN           AGAINST
sheet as at 31 MAR 2008, profit and loss account for
the YE on that date, the reports of the Board of
Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares for                      ISSUER          YES        ABSTAIN           AGAINST
 the YE 31 MAR 2008

PROPOSAL #3.: Re-appoint Mr. Saurabh K. Mittal as a                        ISSUER          YES        ABSTAIN           AGAINST
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Shamsher Singh as a                           ISSUER          YES        ABSTAIN           AGAINST
Director, who retires by rotation

PROPOSAL #5.: Appoint M/s. Deloitte Haskins & Sells,                       ISSUER          YES        ABSTAIN           AGAINST
Chartered Accountants, as the Auditors of the
Company, to hold office until the conclusion of the
next AGM of the Company on such remuneration as shall
 be fixed by the Board of Directors

PROPOSAL #S.6: Authorize the Board of Directors of                         ISSUER          YES        ABSTAIN           AGAINST
the Company, pursuant to the provisions of Section
372A and other applicable provisions, if any, of the
Companies Act, 1956 [including any statutory
modification[s] or re-enactment thereof, for the time
 being in force] and subject to the approval[s]of
regulatory authorities, wherever necessary, to invest
 the Company's funds to acquire by way of
subscription, purchase or otherwise, the securities
of the specified Companies from time to time, in one
or more Tranches, up to an aggregate sum of INR 1000
crore in each of the Companies, on such terms and
conditions as may be considered expedient in the
interest of the Company as specified notwithstanding
that the aggregate of loans and investments so far
made to/in or to be made to/in or guarantees or
securities so far given or to be given to all Bodies
Corporate may exceed the limits prescribed under the
said Section or any modification or re-enactment
thereof; and to negotiate the terms and conditions,
sign and execute all such deeds, applications,
documents, agreements and writings and generally to
do all such acts, deeds and things as may be
necessary, proper, expedient or incidental to the

PROPOSAL #S.7: Amend, in accordance with the                               ISSUER          YES        ABSTAIN           AGAINST
provisions of the SEBI [Employee Stock Option Scheme
and Employee Stock Purchase Scheme] Guidelines, 1999
[the Guidelines] and subject to such other approvals,
 permissions and sanctions as may be necessary and
subject to such conditions and modifications as may
be prescribed or imposed while granting such
approvals, permissions and sanctions in respect of
options granted by the Company to its employees, to
effect the various Employee Stock Option
Plans/Schemes of the Company as specified and
authorize the Board of Directors of the Company to do
 all such acts, matters, deeds and things necessary
or desirable in connection with or incidental to
giving effect to the above resolutions and to notify
and make all application is and filings, to such
authorities and to such other persons as may be for

PROPOSAL #S.8: Amend, in accordance with the                               ISSUER          YES        ABSTAIN           AGAINST
provisions of the SEBI [Employee Stock Option Scheme
and Employee Stock Purchase Scheme] Guidelines, 1999
[the Guidelines] and subject to such other approvals,
 permissions and sanctions, as may be necessary and,
subject to such conditions and modifications as may
be prescribed or imposed while granting such
approvals, permissions and sanctions, in respect of
the Options granted by the Company to employees of
its subsidiary Companies, to effect the various
Employee Stock Option Plans/Schemes of the Company as
 specified; and authorize the Board of Directors of
the Company to do all such acts, matters, deeds and
things necessary or desirable in connection with or
incidental to giving effect to the above resolutions
and to notify and make all applications and filings,
to such authorities and to such other persons as may
be necessary in relation to the same

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDIABULLS FINL SVCS LTD
  TICKER:                N/A             CUSIP:     Y39129104
  MEETING DATE:          12/6/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the cancellation and                                ISSUER          YES          FOR               FOR
withdrawal of the following Employee Stock Option
Schemes of the Company namely: (a) Employee Stock
Option Plan - 2005, covering 50,00,000 stock options,
 and (b) IBFSL-ICSL, Employees Stock Option Plan II
M-2006, covering 14,40,000 stock options

PROPOSAL #S.2: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Section 81(1A) and all other applicable provisions,
if any of the Companies Act, 1956, the provisions of
Securities and Exchange Board of India [Employee
Stock Option Scheme and Employee Stock Purchase
Scheme] Guidelines, 1999 (ESOS Guidelines) including
any statutory modification(s) or re-enactment(s)
thereof the Memorandum and Articles of Association of
 the Company and subject to such other approvals,
consents, permissions and sanctions as may be
required from appropriate authorities and subject to
such conditions or modifications as may be
prescribed, imposed or suggested by any of them while
 granting such approvals, consents, permissions and
sanctions which may be agreed to by the Board of
Directors [hereinafter referred to as the Board which
 term shall be deemed to include the Compensation
Committee of the Board which has been authorized to
exercise the powers conferred by this resolution],
authorize the members of the Board to create, issue
offer and allot at any time to or to the benefit of
such person(s) who are in permanent employment of the
 Company including any Director, whether whole time
or otherwise [except the promoter Directors of the
Company or any other Director holding, directly or
indirectly, more than 10% of the outstanding Equity
shares of the Company], under the scheme titled
Employees Stock Option Plan 2008 [hereinafter
referred to as the ESOP- 2008 or Scheme], 75,00,000
Equity options entitling the option holders to
purchase an equivalent number of Equity Shares of
face value of INR 2 each of the Company, at such
price, in one or more tranches and on such terms, and
 conditions as given in the ESOP- 2008, as placed
before the meeting, duly initialed by the Chairman
for the purpose of identification; the new equity
shares to be issued and allotted by the Company in
the manner aforesaid shall rank pari passu, in all
respects with the then existing Equity Shares of the
Company and be listed with the stock exchange(s)
where the existing securities of the company are
listed; Authorize the Board on behalf of the Company,
 for the purpose of giving effect ,to any creation,
offer, issue, allotment or listing of the securities,
 to evolve, decide upon and bring into effect the
Scheme and make modifications, changes, variations,
alterations or revisions in the said Scheme from time
 to time as may be specified by the Board in its
absolute discretion for such purpose, with power to
settle any questions, difficulties or doubts, that
may arise in this regard without requiring the Board

PROPOSAL #S.3: Authorize the Board, pursuant to the                        ISSUER          YES          FOR               FOR
provisions of Section 81(1A) and all other applicable
 provisions, if any, of the Companies Act, 1956, the
provisions of Securities and Exchange Board of India
(Employee Stock Option Scheme and Employee Stock
Purchase Scheme) Guidelines, 1999 (ESOS Guidelines)
including any statutory modification(s) or re-
enactment(s)thereof, the  Memorandum and Articles of
Association of the Company and subject to such other
approvals, consents, permissions and sanctions as may
 be required from appropriate authorities and Subject
 to such conditions or modifications as may be
prescribed, imposed or suggested while granting such
approvals, consents, permissions or sanctions which
may be agreed to by the Board of Directors
[hereinafter referred to as the Board which term
shall be deemed to include the compensation Committee
 of the Board which has been authorized to exercise
the powers conferred by this resolution], consent of
the Members of the Company to extend the benefits of
ESOP 2008 proposed in-the resolution under item no. 2
 of this Notice to or for the benefit of Employees of
 the Company's subsidiaries, including Directors
[except Promoter Directors and any Director holding
directly or indirectly, more than 10% of the
outstanding Equity shares of the Company] of such
subsidiary Companies, as may from time to time be
allowed under prevailing laws, rules and regulations
and/or amendments thereto from time to time under
ESOP 2008 on such terms and conditions as may be
decided by the Board and authorize the Board of the
Company, for the purpose of giving effect to any
creation, offer, issue, allotment or listing of the
securities, to evolve, decide upon and bring into
effect the Scheme and make modifications, changes,
variations, alterations or revisions in the said
Scheme from time to time as may be specified by the
Board in its absolute discretion for such purpose
with power to settle any questions, difficulties or
doubts that may arise in this regard without
requiring the Board to secure any further consent or

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDIABULLS REAL ESTATE LTD
  TICKER:                N/A             CUSIP:     Y3912A101
  MEETING DATE:          9/5/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, and adopt the audited balance                       ISSUER          YES        ABSTAIN           AGAINST
sheet as at 31 MAR 2008, profit and loss account for
the YE on that date, the reports of the Board of
Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on the Equity Shares                      ISSUER          YES        ABSTAIN           AGAINST
 for the YE 31 MAR 2008

PROPOSAL #3.: Re-appoint Mr. Aishwarya Katoch as a                         ISSUER          YES        ABSTAIN           AGAINST
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Shamsher Singh as a                           ISSUER          YES        ABSTAIN           AGAINST
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Karan Singh as a                              ISSUER          YES        ABSTAIN           AGAINST
Director, who retires by rotation

PROPOSAL #6.: Appoint M/s. Ajay Sardana Associates                         ISSUER          YES        ABSTAIN           AGAINST
Chartered Accountants, as the Auditors of the
Company, to hold office until the conclusion of the
next AGM of the Company on such remuneration as may
be fixed by the Board of Directors

PROPOSAL #S.7: Authorize the Board of Directors of                         ISSUER          YES        ABSTAIN           AGAINST
the Company, pursuant to the provisions of Section
81(1A) and other applicable provisions, if any, of
the Companies Act, 1956 [including any amendments
thereto or re-enactment thereof], the provisions of
Chapter XIII-A guidelines for qualified institutions
placement of the SEBI [Disclosure and Investor
Protection] Guidelines, 2000 [SEBI DIP Guidelines for
 Qualified Institutions Placement] and the provisions
 of the Foreign Exchange Management Act, 2000 [FEMA],
 Foreign Exchange Management transfer or issue of
Security by a person Resident outside India]
Regulations, 2000 and such other statutes, rules and
regulations as may be applicable and relevant, in its
 absolute discretion, to create, offer, issue and
allot Equity Shares [Equity Shares] or fully
convertible debentures [FCD]/Partly convertible
debentures [PCD]/optionally convertible debentures
[OCD] or any other securities other than warrants,
which are convertible into or exchangeable with the
Equity Shares of the Company there in after
collectively referred to as other specified
securities] [Equity Shares and other specified
securities together referred to as the specified
securities together referred to as the specified
securities within the meaning of the SEBI DIP
Guidelines for qualified institutions placement, for
an amount up to USD 500 million or its Indian rupee
equivalent, inclusive of such premium, as may be
finalized by the Board, to Qualified Institutional
Buyers [as defined by the SEBI DIP Guidelines for
Qualified Institutions Placement] pursuant to a
Qualified Institutions Placement, as provided under
the said Guidelines; in the case of specified
securities issued under the SEBI DIP Guidelines for
Qualified Institutions Placement, the relevant date
for the purpose of pricing of the specified
securities shall be 06 AUG 2008, the day which is 30
days prior to the date of the ensuing AGM of the
Company for seeking the approval of the shareholders
in terms of Section 8l(1A) and other applicable
provisions, if any, of the Companies Act, 1956 and
other applicable statutes, in relation to the issue
of the specified securities, through a Qualified
Institutions Placement as aforesaid; i) the specified
 securities to be so created, offered, issued and
allotted shall be subject to the provisions of the
Memorandum and Articles of Association of, the
Company; and ii) the underlying Equity Shares shall
rank pari passu with the existing Equity Shares of
the Company; the Board without prejudice to the
generality of the above, subject to applicable Laws,
the aforesaid securities may have such features and
attributes or any terms in accordance with
international practices as provide for the
tradability and free transferability thereof as per
the prevailing practices and regulations in the
capital markets including but not limited to the
terms and conditions whatsoever including terms for
issue of additional securities and the in its

PROPOSAL #S.8: Amend the Clause 3.11 of the specified                      ISSUER          YES        ABSTAIN           AGAINST
 Stock Option Schemes of the Company, in accordance
with the provisions of me SEBI [Employee Stock Option
 Scheme and Employee Stock Purchase Scheme]
guidelines, 1999, in respect of the options granted
by the Company to its employees - a) Employees Stock
Option Scheme, 2006 [ESOS-2006] and b) Employees
Stock Option Scheme 2008 [ESOS-2008] thereby
enhancing the exercise period of the options granted
under the said Schemes from 90 days to 5 years and,
accordingly, the Clause 3.11 of the said schemes
shall, henceforth, be read as under: 3.11 exercise
period - is a period of 5 years, within which the
Options Vested in any Eligible Employee, have to be
Exercised; the period of 90 days wherever it appears
in the ESOS - 2006 and ESOS - 2008 with respect to
the exercise period, be replaced with the period of 5
 years; and authorize the Board of Directors of the
Company including the Compensation Committee of the
Board to do all such acts, matters, deeds and things
necessary or desirable in connection with or
incidental to giving effect to the resolution and to
notify and make all applications and filings, to the
authorities and to such other persons as may be

PROPOSAL #S.9: Amend the Clause 3.11 of the specified                      ISSUER          YES        ABSTAIN           AGAINST
 Stock Option Schemes of the Company, in accordance
with the provisions of the SEBI [Employee Stock
Option Scheme and Employee Stock Purchase Scheme]
Guidelines, 1999, in respect of the Options granted
by the Company to employees of its subsidiary
Companies - (a) Employees Stock Option Scheme 2006
[ESOS-2006] and (b) Employees Stock Option Scheme
2008 [ESOS-2008] thereby enhancing the exercise
period of the options granted under the said Schemes
from 90 days to 5 years and, accordingly, Clause 3.11
 of the said Schemes shall, henceforth, be read as
under: 3.11 Exercise Period - is a period of 5 years,
 within which the Options Vested in any Eligible
Employee, have to be exercised; the period of 90 days
 wherever it appears in the ESOS - 2006 and ESOS -
2008 with respect to the exercise period, be replaced
 with the period of 5 years; and authorize the Board
of Directors of the Company including the
Compensation Committee of the Board to do all such
acts, matters, deeds and things necessary or
desirable in connection with or incidental to giving
effect to the resolution and to notify and make all
applications and filings, to the authorities and to
such other persons as may be necessary in relation to

PROPOSAL #S.10: Amend the Clause 3.11 of the                               ISSUER          YES        ABSTAIN           AGAINST
specified Stock Option Schemes of the Company, in
accordance with the provisions of the SEBI [Employee
Stock Option Scheme and Employee Stock Purchase
Scheme] Guidelines, 1999, in respect of the employees
 who had been granted Options equal to or in excess
of 1% of the issued capital of the Company-Employees
Stock Option Scheme 2006 [ESOS-2006], thereby
enhancing the exercise period of the options granted
under ESOS-2006 from 90 days to 5 years and,
accordingly, Clause 3.11 shall, henceforth, be read
as under: 3.11 exercise period is a period of 5
years, within which the Options Vested in any
Eligible Employee, have to be exercised; the period
of 90 days wherever it appears in the ESOS - 2006
with respect to the Exercise Period, be replaced with
 the period of 5 years; and authorize the Board of
Directors of the Company including the Compensation
Committee of the Board to do all such acts, matters,
deeds and things necessary or desirable in connection
 with or incidental to giving effect to the
resolutions and to notify and make all applications
and filings, to the authorities and to such other

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDIABULLS REAL ESTATE LTD
  TICKER:                N/A             CUSIP:     Y3912A101
  MEETING DATE:          12/11/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the cancellation and                                ISSUER          YES          FOR               FOR
withdrawal of existing employee stock option scheme
of the Company titled Employee Stock Option Scheme -
2008 covering 15,00,000 stock options

PROPOSAL #S.2: Authorize the Board of Directors,                           ISSUER          YES          FOR               FOR
pursuant to the provisions of Section 8l(lA) and all
other applicable provisions, if any, of the Companies
 Act 1956, the provisions of Securities and Exchange
Board of India [Employee Stock Option Scheme and
Employee Stock Purchase Scheme] guidelines, 1999
[ESOS Guidelines] including any statutory
modification[s] or re-enactment[s] thereof, the
Memorandum and Articles of Association of the Company
 and subject to such other approvals, consents,
permissions and sanctions as may be required from
appropriate authorities and subject to such
conditions or modifications as may be prescribed,
imposed or suggested by any of them while granting
such approvals, consents, permissions or sanctions
which may be agreed to by the Board of Directors
[hereinafter referred to as the Board which term
shall be deemed to include the Compensation Committee
 of the Board which has been authorized to exercise
the powers conferred by this resolution], to create,
issue, offer and allot at any time to or to the
benefit of such person[s] who are in permanent
employment of the Company, including any Director,
whether whole time or otherwise [except the promoter
Directors of the Company, or any other Director
holding, directly or indirectly, more than 10% of the
 outstanding Equity Shares of the Company], under the
 Employees Stock Option Scheme titled Indiabulls Real
 Estate Limited Employees Stock Option Scheme –
2008 [II] [hereinafter referred to as the IBREL ESOP
– 2008 [II] or Scheme] 20,00,000 Equity Options
entitling the option holders to purchase an
equivalent number of Equity Shares of face value of
INR 2 each of the Company, at such price, in one or
more tranches, and on such terms and conditions as
may be decided by the Board under IBREL ESOP-2008[II]
 and/or amendments thereto and as allowed under
prevailing Laws, Rules and regulations and/or
amendments thereto, from time to time; approve the
new equity shares to be issued and allotted by the
Company in the manner aforesaid shall rank pari
passu, in all respects with the then existing Equity
Shares of the Company and be listed with the Stock
Exchanges[s] where the existing Equity Shares of the
Company are listed; authorize the Board for the
purpose of giving effect to any creation, offer,
issue, allotment or listing of the securities on
behalf of the Company to evolve, decide upon and
bring into effect the Scheme and make modifications,
changes, variations, alterations or revisions in the
said Scheme from time to time as may be specified by
the Board as the Board may in its absolute discretion
 for such purpose, with power to settle any
questions, difficulties or doubts that may arise in

PROPOSAL #S.3: Authorize the Board of Directors,                           ISSUER          YES          FOR               FOR
pursuant to the provisions of Section 81(1A) and all
other applicable provisions, if any, of the Companies
 Act, 1956, the provisions of Securities and Exchange
 Board of India [Employee Stock Option Scheme and
Employee Stock Purchase Scheme] Guidelines, 1999
[ESOS Guidelines] including any statutory
modification[s] or re-enactment[s] thereof, the
Memorandum and Articles of Association of the Company
 and subject to such other approvals, consents,
permissions and sanctions as may be required from
appropriate authorities and subject to such
conditions or modifications as may be prescribed,
imposed or suggested while granting such approvals,
consents, permissions or sanctions which may be
agreed to by the Board of Directors [hereinafter
referred to as the Board which term shall be deemed
to include the Compensation Committee of the Board
which has been authorized to exercise the powers
conferred by this resolution] to extend the benefits
of IBREL ESOP-2008 [II] proposed in the Resolution 2
of this Notice, to or for the benefit of Employees of
 the Company's Subsidiaries, including Directors
[except Promoter Directors and any Director holding,
directly or indirectly, more than 10% of the
outstanding Equity shares of the Company] of such
Subsidiary Companies, and on such terms and
conditions as may be decided by the Board under IBREL
 ESOP-2008 [II] and/or amendments thereto and as
allowed under prevailing Laws, Rules and regulations
and/or amendments thereto, from time to time; for the
 purpose of giving effect to any creation, offer,
issue, allotment or listing of the securities, on
behalf of the Company to evolve, decide upon and
bring into effect the Scheme and make modifications,
changes, variations, alterations or revisions in the
said Scheme from time to time as may be specified by
the Board in its absolute discretion for such
purpose, with power to settle any questions,
difficulties or doubts that may arise in this regard
without requiring the Board to secure any further

PROPOSAL #S.4: Approve and ratify, in accordance with                      ISSUER          YES          FOR               FOR
 the provisions of Section 314 [1] and all other
applicable provisions, if any, of the Companies Act,
1956, the provisions of any statutory modification[s]
 or re-enactment[s] thereof, the Memorandum and
Articles of Association of the Company and subject to
 such other approvals, consents, permissions and
sanctions as may be required from appropriate
authorities and subject to such conditions or
modifications as may be prescribed, imposed or
suggested by any of them while granting such
approvals, consents, permissions or sanctions, the
appointment of Mr. Rajiv Rattan, Director of the
Company, in its Subsidiary Company, Sophia Power
Company Limited, as Vice-Chairman [without being on
the Board of Sophia Power Company Limited] with
effect from 01 SEP 2008, on such terms and conditions
 as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDIAN HOTELS CO LTD, MUMBAI
  TICKER:                N/A             CUSIP:     Y3925F147
  MEETING DATE:          8/14/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited profit                         ISSUER          YES          FOR               FOR
and loss account for the YE 31 MAR 2008, the balance
sheet as at that date together with the report of the
 Board of Directors and the Auditors thereon

PROPOSAL #2.: Approve the declaration and payment of                       ISSUER          YES          FOR               FOR
an interim dividend on ordinary shares

PROPOSAL #3.: Re-appoint Mr. R.K. Krishna Kumar as a                       ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Shapoor Mistry as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. K.B. Dadiseth as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Approve, pursuant to the provisions of                       ISSUER          YES          FOR               FOR
Sections 198, 269, 309, 311 and such other applicable
 provisions, if any, of the Companies Act, 1956, read
 with Schedule XIII, the re-appointment and terms of
remuneration of Mr. Raymond N. Bickson, as the
Managing Director of the Company for a period of 5
years with effect from 19 JUL 2008, upon the terms
and conditions, including those relating to
remuneration as specified, including the remuneration
 to be paid in the event of loss or inadequacy of
profits in any FY, with liberty to the Directors to
alter and vary the terms and conditions of the said
re-appointment in such manner as may be agreed to
between the Directors and Mr. Raymond Bickson,
subject to such statutory approvals as may be

PROPOSAL #7.: Appoint Mr. Anil P. Goel as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #8.: Approve, pursuant to the provisions of                       ISSUER          YES          FOR               FOR
Sections 198, 269, 309 and such other applicable
provisions, if any, of the Companies Act 1956 read
with Schedule XIII, the appointment and terms of
remuneration of Mr. Anil P. Goel, as a Whole-time
Director of the Company for a period of 5 years with
effect from 17 MAR 2008, upon the terms and
conditions, including those relating to remuneration
as specified, including the remuneration to be paid
in the event of loss or inadequacy of profits in any
FY, with liberty to the Directors to alter and vary
the terms and conditions of the said appointment in
such manner as may be agreed to between the Directors
 and Mr. Anil P. Goel, subject to such statutory
approvals as may be necessary

PROPOSAL #9.: Appoint Mr. Abhijit Mukerji as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #10.: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Sections 198, 269, 309 and such other applicable
provisions, if any, of the Companies Act 1956 read
with Schedule XIII, the Company the appointment and
terms of remuneration of Mr. Abhijit Mukerji, as a
Whole-time Director of the Company for a period of 5
years with effect from 17 MAR 2008, upon the terms
and conditions, including those relating to
remuneration as specified, including the remuneration
 to be paid in the event of loss or inadequacy of
profits in any FY, with liberty to the Directors to
alter and vary the terms and conditions of the said
appointment in such manner as may be agreed to
between the Directors and Mr. Abhijit Mukerji,
subject to such statutory approvals as may be

PROPOSAL #S.11: Re-appoint M/s. Deloitte Haskins &                         ISSUER          YES          FOR               FOR
Sells, Chartered Accountants and M/s. N.M. Raiji &
Company, Chartered Accountant as the Joint Auditors
of the Company pursuant to the provisions of Section
224, 224A, 225 and other applicable provisions, if
any, of the Companies Act 1956, to hold office from
the conclusion of this meeting until the conclusion
of the next AGM of the Company to audit the Books of
account of the Company for the FY 2008-2009 on such
remuneration as may be mutually agreed upon between
the Board of Directors of the Company and the
Auditors, plus reimbursement of service tax, out-of-
pocket and traveling expenses actually incurred by
them in connection with the audit

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDOFOOD SUKSES MAKMUR TBK
  TICKER:                N/A             CUSIP:     Y7128X128
  MEETING DATE:          12/5/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the proposed transactions which                      ISSUER          YES          FOR               FOR
 consist of the acquisition of entire shares capital
of Drayton Pte. Ltd., [Drayton] and assignment of the
 outstanding non-interest bearing loan received by
Drayton from Pastilla Investment Limited to the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED
  TICKER:                N/A             CUSIP:     ADPV10686
  MEETING DATE:          10/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint Mr. Jiang Jianqing as an                             ISSUER          YES        AGAINST           AGAINST
Executive Director of the Bank

PROPOSAL #2.: Appoint Mr. Yang Kaisheng as an                              ISSUER          YES          FOR               FOR
Executive Director of the Bank

PROPOSAL #3.: Appoint Mr. Zhang Furong as an                               ISSUER          YES          FOR               FOR
Executive Director of the Bank

PROPOSAL #4.: Appoint Mr. Niu Ximing as an Executive                       ISSUER          YES          FOR               FOR
Director of the Bank

PROPOSAL #5.: Appoint Mr. Leung Kam Chung, Antony as                       ISSUER          YES          FOR               FOR
an Independent Non-Executive Director of the Bank

PROPOSAL #6.: Appoint Mr. John L. Thornton as an                           ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Bank

PROPOSAL #7.: Appoint Mr. Qian Yingyi as an                                ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Bank

PROPOSAL #8.: Appoint Mr. Wong Kwong Shing, Frank as                       ISSUER          YES          FOR               FOR
an Independent Non-Executive Director of the Bank

PROPOSAL #9.: Appoint Mr. Huan Huiwu as a Non-                             ISSUER          YES          FOR               FOR
Executive Director of the Bank

PROPOSAL #10.: Appoint Mr. Gao Jianhong as a Non-                          ISSUER          YES          FOR               FOR
Executive Director of the Bank

PROPOSAL #11.: Appoint Ms. Li Chunxiang as a Non-                          ISSUER          YES        AGAINST           AGAINST
Executive Director of the Bank

PROPOSAL #12.: Appoint Mr. Li Jun as a Non-Executive                       ISSUER          YES          FOR               FOR
Director of the Bank

PROPOSAL #13.: Appoint Mr. Li Xiwen as a Non-                              ISSUER          YES          FOR               FOR
Executive Director of the Bank

PROPOSAL #14.: Appoint Mr. Wei Fusheng as a Non-                           ISSUER          YES          FOR               FOR
Executive Director of the Bank

PROPOSAL #15.: Appoint Ms. Wang Chixi as a                                 ISSUER          YES          FOR               FOR
shareholder Supervisor of the Bank

PROPOSAL #S.16: Approve to issue the subordinated                          ISSUER          YES        AGAINST           AGAINST
bonds in an amount of not exceeding RMB 100 billion
and with maturities of not less than 5 years by the
bank in different series by the end of 2011 in order
to increase the supplementary capital; authorize the
Board of Directors of the Bank to determine the key
matters in relation to the different series of the
bonds including the timing of the issue, the issue
size, the bond maturity, the interest rates, the
issue price, the target subscribers, the method of
issue [in both the PRC and Hong Kong] and the terms
of repayment according to the specific circumstances,
 to execute relevant documents and to attend to the
handling procedures including the application and
approval procedures in relation to the issue of the
subordinated bonds with the relevant regulatory
authorities and the Board can be further delegated by
 the Board of Directors of the Bank to the president
of the Bank this resolution shall be effective from
the date of the passing of this resolution until 31
DEC 2011

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED
  TICKER:                N/A             CUSIP:     ADPV10686
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 work report of the                          ISSUER          YES          FOR               FOR
Board of Directors of the Bank

PROPOSAL #2.: Approve the 2008 work report of the                          ISSUER          YES          FOR               FOR
Board of Supervisors of the Bank

PROPOSAL #3.: Approve the Bank's 2008 audited accounts                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the Bank's 2008 Profit                               ISSUER          YES          FOR               FOR
Distribution Plan

PROPOSAL #5.: Approve the Bank's 2009 fixed assets                         ISSUER          YES          FOR               FOR
investment budget

PROPOSAL #6.: Re-appoint Ernst & Young as the                              ISSUER          YES          FOR               FOR
International Auditors of the Bank for 2009 for the
term from the passing this until the conclusion of
the next AGM and approve to fix the aggregate Audit
fees for 2009 at RMB 153 million

PROPOSAL #7.: Approve the remuneration calculations                        ISSUER          YES          FOR               FOR
for the Directors and the Supervisors of the Bank for
 2008

PROPOSAL #S.8: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
Industrial and Commercial Bank of China Limited as
specified and authorize the Board of Directors of the
 Bank to make amendments to the Articles of
Association of the Bank which may be necessary as
China Banking Regulatory Commission and other
regulatory authorities may require

PROPOSAL #9.: Amend the Rules of Procedures for                            ISSUER          YES          FOR               FOR
Shareholders' general meeting of Industrial and
Commercial Bank of China Limited as specified and
authorize the Board of Directors of the Bank to make
corresponding amendments to the rules of procedures
for the shareholders general meeting pursuant to the
Articles of Association of the Bank as finally

PROPOSAL #10.: Amend the Rules of Procedures for the                       ISSUER          YES          FOR               FOR
Board of Directors of Industrial and Commercial Bank
of China Limited as specified and authorize the Board
 of Directors of the Bank to make corresponding
amendments to the rules of procedures for the Board
of Directors pursuant to the Articles of Association
of the Bank as finally approved

PROPOSAL #11.: Amend the Rules of Procedures for the                       ISSUER          YES          FOR               FOR
Board of Supervisors of Industrial and Commercial
Bank of China Limited as specified and authorize the
Board of Supervisors of the Bank to make
corresponding amendments to the rules of procedures
for the Board of Supervisors pursuant to the Articles
 of Association of the Bank as finally approved

PROPOSAL #12.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: Appoint Ms. Dong Juan as an
External Supervisor of the Bank

PROPOSAL #13.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: Appoint Mr. Meng Yan as an
External Supervisor of the Bank

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDUSTRIAL BANK OF KOREA, SEOUL
  TICKER:                N/A             CUSIP:     Y3994L108
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDUSTRIAS PENOLES SAB DE CV
  TICKER:                N/A             CUSIP:     P55409141
  MEETING DATE:          2/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the reports that are referred                        ISSUER          YES          FOR               FOR
to in Article 28, Part IV of the Securities Market
Law including financial statements from the fiscal
year that ended on 31 DEC 2008, as well as the report
 regarding the fulfillment of the fiscal obligations
of the Company

PROPOSAL #2.: Approve the allocation of results                            ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve to allocate the amount to                            ISSUER          YES          FOR               FOR
purchase of own shares in accordance with that which
is provided for in a Article 56 Part IV of the
Securities Market Law

PROPOSAL #4.: Ratify the remuneration of the Members                       ISSUER          YES        AGAINST           AGAINST
of the Board of Directors of the Company

PROPOSAL #5.: Ratify the Chairperson of the Audit and                      ISSUER          YES        AGAINST           AGAINST
 Corporate Practices Committee

PROPOSAL #6.: Approve the designation of special                           ISSUER          YES          FOR               FOR
delegates from the meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INFOSYS TECHNOLOGIES LTD, BANGALORE
  TICKER:                N/A             CUSIP:     Y4082C133
  MEETING DATE:          6/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the balance sheet as                       ISSUER          YES          FOR               FOR
at 31 MAR 2009, the profit and loss account for the
YE on that date and the report of the Directors and
the Auditors thereon

PROPOSAL #2.: Declare a final dividend for the FYE 31                      ISSUER          YES          FOR               FOR
 MAR 2009

PROPOSAL #3.: Re-appoint Mr. Deepak M. Satwalekar as                       ISSUER          YES          FOR               FOR
a Director, who retires by rotation

PROPOSAL #4.: Re-appoint Dr. Omkar Goswami as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Rama Bijapurkar as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Re-appoint Mr. David L. Boyles as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #7.: Re-appoint Professor Jeffrey S. Lehman                       ISSUER          YES          FOR               FOR
as a Director, who retires by rotation

PROPOSAL #8.: Re-appoint M/s. BSR & Co. Chartered                          ISSUER          YES          FOR               FOR
Accountants as the Auditors of the Company to hold
office from the conclusion of this AGM to the
conclusion of the next AGM on such remuneration as
may be determined by the Board of Directors in
consultation with the Auditors, which remuneration
may be paid on a progressive billing basis to be
agreed between the Auditors and the Board of Directors

PROPOSAL #9.: Appoint Mr. K. V. Kamath as Director of                      ISSUER          YES          FOR               FOR
 the Company, liable to retire by rotation and who
holds office until the date of the AGM, pursuant to
Section 260 of the Companies Act, 1956, and the
Article of the Articles of Association of the
Company, and in respect of whom the Company has
received a notice from a Member under Section 257 of
the Companies Act, 1956 proposing his candidature

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INFRASTRUCTURE DEVELOPMENT FINANCE CO LTD
  TICKER:                N/A             CUSIP:     Y40805114
  MEETING DATE:          7/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance                        ISSUER          YES          FOR               FOR
sheet as at 31 MAR 2008, the profit & loss account,
the cash flow statement for the YE 31 MAR 2008 the
reports of the Directors' and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Mr. Dimitris Tsitsiragos as                       ISSUER          YES          FOR               FOR
a Director, who retires by rotation

PROPOSAL #4.: Re-appoint Dr. Omkar Goswami as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Shardul Shroff as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #S.6: Appoint, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Sections 224, 224A and other applicable provisions,
if any of the Companies Act, 1956, M/s. Deloitte
Haskins & Sells, Chartered Accountants as the Auditor
 of the Company to hold office from the conclusion of
 this AGM up to the conclusion of the next AGM of the
 Company, and authorize the Board of Directors of the
 Company to fix the remuneration based on the
recommendation of the Audit Committee, in addition to
 reimbursement of all out-of-pocket expenses in
connection with the audit of the accounts of the
Company for the YE 31 MAR 2009

PROPOSAL #7.: Appoint Mr. Arun Ramanathan as a                             ISSUER          YES          FOR               FOR
Director of the Company and who shall be subject to
retire by rotation, under the provisions of Section
257 of the Companies Act 1956

PROPOSAL #8.: Appoint Mr. Abdul Rahim Abu Bakar as a                       ISSUER          YES          FOR               FOR
Director of the Company and who shall be subject to
retire by rotation, under the provisions of Section
257 of the Companies Act 1956

PROPOSAL #S.9: Authorize the Company, pursuant to the                      ISSUER          YES          FOR               FOR
 provisions of Section 309 and other applicable
provisions, if any, of the Companies Act, 1956 and
Article 132 of the Articles of Association of the
Company, to the payment of remuneration by the way of
 commission or otherwise not exceeding 1% of the net
profits of the Company, to be paid to and distributed
 amongst the Directors of the Company or some or any
of them (other than Managing and Whole-time
Directors) as may be decided by the Board of
Directors or a Committee thereof from time to time,
for a period of 5 years commencing from 01 APR 2008
to 31 MAR 2013, and such payment be made out of
profits of the Company calculated in accordance with
the provisions of Sections 198, 349 and 350 of the
Companies Act, 1956 for each corresponding year

PROPOSAL #10.: Approve the partial modification of                         ISSUER          YES          FOR               FOR
the Resolution passed by the Members at their EGM
held on 09 MAY 2005, vide Item No.4 of the Notice
convening that Meeting, relating to the appointment
and payment of remuneration to Dr. Rajiv B. Lall as
the Managing Director & Chief Executive Officer, the
basic salary range of Dr. Rajiv B. Lall, effective 01
 APR 2008, be revised to INR 2,00,000 to INR 6,00,000
 per month and other terms and conditions of the
appointment remaining the same; and authorize the
Board or Compensation Committee to decide the
remuneration (salary, perquisites and bonus) payable
to Dr. Rajiv B. Lall, on the same terms as approved
by the Members at their EGM held on 09 MAY 2005,
revised and modified as above, subject to such

PROPOSAL #S.11: Authorize the Board of Directors of                        ISSUER          YES        AGAINST           AGAINST
the Company, pursuant to the provisions of Section 81
 (1A) and other applicable provisions of the
Companies Act, 1956, Memorandum and Articles of
Association of the Company and the
Regulation/Guidelines prescribed by the Securities
and Exchange Board of India, the Reserve Bank of
India or any other relevant authority, from time to
time, to the extent applicable and subject to such
approvals, consents, permissions and sanctions as may
 be necessary and subject to such conditions and
modifications as may be prescribed by them while
granting such approvals, consents, permissions,
authority and sanctions, (hereinafter referred to as
the Board which term shall be deemed to include any
Committee constituted/to be constituted by the Board
to exercise its powers including the powers conferred
 by this Resolution] to create, issue, offer and
allot, directly or indirectly to or for the benefit
of such person(s) as are in the permanent employment
of the Company or who are Directors of the Company,
at any time equity shares and/or securities
convertible into equity shares at such price, in such
 manner, during such period, in one or more tranches
and on such terms and conditions as the Board may
decide prior to the issue and offer thereof, for, or
which upon exercise or conversion could give rise to
the issue of a number of equity shares not exceeding
in aggregate, 5% (including equity shares to be
issued in terms of Resolution passed at the AGM held
on 02 AUG 2006) of the aggregate of the number of
issued equity shares of the Company, from time to
time, under IDFC Employees Stock Option Scheme 2007
(ESOS - 2007), or any modifications thereof; approve
that the benefits of ESOS-2007 be extended to the
eligible employees and Directors of one or more
subsidiary Companies of the Company on such terms
arid conditions as may be decided by the Board and
subject to the terms stated herein, the equity shares
 allotted pursuant to the aforesaid Resolution shall
rank pari-passu inter se as also with the then
existing equity shares of the Company; the Board, for
 the purpose of giving effect to any creation, offer,
 issue or allotment of equity shares or securities or
 instruments representing the same, as specified, to
do all such acts; deeds, matters and things as it
may, in its absolute discretion, deem necessary or
desirable for such purpose, and with power on behalf
of the Company to settle all questions, difficulties
or doubts that may arise in regard to such issue(s)
or allotment(s) (including to amend or modify any of
the terms of such issue or allotment), as it may, in
its absolute discretion deem fit, without being
required to seek any further consent or approval of
the Members; and to vary or modify the terms of ESOS-
2007 in accordance with any guidelines or regulations
 that may be issued, from time to time, by any
appropriate authority; to delegate all or any of the
powers herein conferred to any Committee of

PROPOSAL #12.: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company, pursuant to all applicable provisions,
if any, of the Companies Act 1956, and all other
applicable Rules, Regulations, Guidelines and Laws
(including any statutory modification or re-enactment
 thereof for the time being in force) (hereinafter
referred to as the Board which shall include any
Committee constituted/ to be constituted by the Board
 to exercise its powers including powers conferred by
 this Resolution) to sell, transfer, assign or
otherwise dispose of all or some of the shares held
by the Company in one or more of its subsidiary
companies to any other subsidiary Company(ies) of the
 Company on such terms and conditions as may be
approved to by the Board and the Board of the Company
 to finalize the process/documents to
transfer/sell/assign the said shares and to do all
such acts, deeds, matters and things as may be deemed
 necessary or expedient for giving effect to this

PROPOSAL #S.13: Amend, pursuant to provisions of                           ISSUER          YES          FOR               FOR
Section 31 and all other applicable provisions, if
any, of the Companies Act,1956 (including any
statutory modification(s) and re-enactment thereof
for the time being in force) and provisions of other
statutes, as applicable and subject to such other
approvals, consents, permissions, and sanctions as
may be necessary from appropriate authorities, the
Articles 94, 124 and 148A of the Articles of
Association of the Company, as specified; and
authorize the Board of Directors (hereinafter
referred to as the Board which term shall be deemed
to include any Committee constituted/to be
constituted by the Board to exercise its powers
including the powers conferred by this Resolution) to
 do all such acts, deeds, matters and things as may
be deemed necessary or expedient for giving effect to

PROPOSAL #S.14: Authorize the Board, pursuant to                           ISSUER          YES        AGAINST           AGAINST
Section 81(1A) and all other applicable provisions of
 the Companies Act, 1956 (including any statutory
modification or re-enactment thereof, for the time
being in force) and enabling provisions of the
Memorandum and Articles of Association of the Company
 and the Listing Agreements entered into by the
Company with the stock exchanges where the securities
 of the Company are listed and subject to any
guidelines, regulations, approval, consent,
permission or sanction of the Central Government,
Reserve Bank of India, Securities and Exchange Board
of India and any other appropriate authorities,
institutions or Bodies (hereinafter collectively
referred to as the appropriate authorities), and
subject to such conditions and modifications, as may
be prescribed by any one of them while granting any
such approval, consent, permission, and/or sanction
(hereinafter referred to as the requisite approvals),
 which may be agreed to by the Board of Directors of
the Company (hereinafter called the Board which term
shall be deemed to include any Committee which the
Board may have constituted or hereinafter constitute
to exercise its powers including the power conferred
by this Resolution), to issue, offer and allot,
equity shares/preference shares whether Cumulative or
 Non-Cumulative/Redeemable/Convertible at the option
of the Company and/or at the option of the holders of
 the security and/or securities linked to equity
shares/preference shares and/or any instrument or
securities representing convertible securities such
as convertible debentures, bonds or warrants
convertible into equity shares/preference shares
(hereinafter referred to as Securities) to be
subscribed by foreign investors/institutions and/or
corporate bodies/entities including mutual funds,
banks, insurance Companies, trusts and/or individuals
 or otherwise, whether or not such
persons/entities/investors are Members of the
Company, whether in Indian currency or foreign
currency, such issue and allotment shall be made at
such time or times in one or more tranche or
tranches, at par or at such price or prices and on
such terms and conditions in such manner as the Board
 may, in its absolute discretion think fit or in
consultation with the Lead Managers, Underwriters,
Advisors or other intermediaries; provided however
that the aggregate amount raised shall not exceed INR
 3,150 crore (equivalent to USD 750 million); the
Board, for the purpose of giving effect to this
resolution, in consultation with the Lead Managers,
Underwriters, Advisors, Merchant Bankers and/or other
 persons as appointed by the Company, to determine
the form, terms and timing of the
issue(s)/offering(s), including the investors to whom
 the Securities are to be allotted, issue price, face
 value, number of equity shares or other securities
upon conversion or redemption or cancellation of the
Securities, the price, premium or discount on
issue/conversion of securities, rate of interest,
period of conversion or variation of the price or

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ING BANK SLASKI S.A.
  TICKER:                N/A             CUSIP:     X0645S103
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the general meeting                               ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairperson of the general                         ISSUER          NO           N/A               N/A
meeting

PROPOSAL #3.: Approve to state that a general meeting                      ISSUER          NO           N/A               N/A
 has been convened in compliance with the law and is
capable of passing resolutions; presenting the agenda

PROPOSAL #4.: Approve the presenting reports by the                        ISSUER          NO           N/A               N/A
bank authorities for 2008, including financial
statements

PROPOSAL #5.a: Approve the financial statements of                         ISSUER          NO           N/A               N/A
ING Bank Slaski SA for the year 2008

PROPOSAL #5.b: Approve the Management Board report on                      ISSUER          NO           N/A               N/A
 the operations of ING Bank Slaski SA for the year

PROPOSAL #5.c: Approve the consolidated financial                          ISSUER          NO           N/A               N/A
report of the Capital Group of ING bank Slaski SA for
 the year 2008

PROPOSAL #5.d: Approve the Management Board report on                      ISSUER          NO           N/A               N/A
 the operations of the Capital Group of ING bank
Slaski SA for the year 2008

PROPOSAL #5.e: Approve the report on the application                       ISSUER          NO           N/A               N/A
of corporate governance rules at ING bank

PROPOSAL #5.f: Acknowledge the fulfillment of duties                       ISSUER          NO           N/A               N/A
to the Members of the Bank Management Board for the
year 2008

PROPOSAL #5.g: Acknowledge the fulfillment of duties                       ISSUER          NO           N/A               N/A
to the Members of Supervisory Board for the year 2008

PROPOSAL #5.h: Approve the distribution of profit for                      ISSUER          NO           N/A               N/A
 2008

PROPOSAL #5.i: Amend the Charter of ING Bank Slaski                        ISSUER          NO           N/A               N/A
SA as specified

PROPOSAL #5.j: Amend the Bylaw of the general meeting                      ISSUER          NO           N/A               N/A
 as specified

PROPOSAL #6.: Approve the changes in Supervisory                           ISSUER          NO           N/A               N/A
Board composition

PROPOSAL #7.: Closing of the general meeting                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INNER MONGOLIA YITAI COAL CO LTD
  TICKER:                N/A             CUSIP:     Y40848106
  MEETING DATE:          8/15/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to change the Audit Firm for                         ISSUER          YES          FOR               FOR
2008
PROPOSAL #2.: Approve to provide loan guarantee for a                      ISSUER          YES        AGAINST           AGAINST
 Company

PROPOSAL #3.: Approve to increase the loan guarantee                       ISSUER          YES        AGAINST           AGAINST
quantum for a Company

PROPOSAL #4.: Approve to provide loan guarantee for a                      ISSUER          YES        AGAINST           AGAINST
 subsidiary

PROPOSAL #5.: Approve the 2008 continuing connected                        ISSUER          YES          FOR               FOR
transactions with the controlling shareholders

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INNER MONGOLIA YITAI COAL CO LTD
  TICKER:                N/A             CUSIP:     Y40848106
  MEETING DATE:          10/31/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Loan guarantee for 3                             ISSUER          YES          FOR               FOR
subsidiaries

PROPOSAL #2.: Approve the Loan guarantee for 3                             ISSUER          YES          FOR               FOR
subsidiaries

PROPOSAL #3.: Approve the Loan guarantee for 3                             ISSUER          YES          FOR               FOR
subsidiaries

PROPOSAL #4.: Approve the supplementary agreement on                       ISSUER          YES          FOR               FOR
connected transactions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INNER MONGOLIA YITAI COAL CO LTD
  TICKER:                N/A             CUSIP:     Y40848106
  MEETING DATE:          12/19/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect the Directors                                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Re-elect the Supervisors                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INNER MONGOLIA YITAI COAL CO LTD
  TICKER:                N/A             CUSIP:     Y40848106
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 work report of the                          ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #2.: Approve the 2008 work report of the                          ISSUER          YES          FOR               FOR
Supervisory Committee

PROPOSAL #3.: Approve the 2008 annual report                               ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the 2008 profit distribution:                        ISSUER          YES          FOR               FOR
1) cash dividend/10 shares [tax included]: CNY
10.0000; 2) bonus issue from profit [share/10
shares]: none, 3) bonus issue from capital reserve
[share/10 shares]: none

PROPOSAL #5.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the confirmation of the                              ISSUER          YES          FOR               FOR
difference between actual amount and estimated amount
 of 2008 continuing connected transactions and
estimated continuing connected transactions for 2009

PROPOSAL #7.: Approve the setup of two plants                              ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve the provision of loan guarantee                      ISSUER          YES          FOR               FOR
 for a Company

PROPOSAL #9.: Approve the provision of loan guarantee                      ISSUER          YES          FOR               FOR
 for another Company

PROPOSAL #10.: Approve the provision of loan                               ISSUER          YES          FOR               FOR
guarantee for a third Company

PROPOSAL #11.: Approve the provision of loan                               ISSUER          YES          FOR               FOR
guarantee for a fourth Company

PROPOSAL #12.: Approve to increase the mutual loan                         ISSUER          YES          FOR               FOR
guarantee line with the Company's controlling
shareholders

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INNER MONGOLIA YITAI COAL CO LTD
  TICKER:                N/A             CUSIP:     Y40848106
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to change the Directors                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the issue of medium-term notes                       ISSUER          YES          FOR               FOR

PROPOSAL #3.: Authorize the Board to handle matters                        ISSUER          YES          FOR               FOR
in relation to the issue of medium-term notes

PROPOSAL #4.: Approve the working capital loan                             ISSUER          YES          FOR               FOR
guarantee for a Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INNOLUX DISPLAY CORP
  TICKER:                N/A             CUSIP:     Y4083P109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the business of 2008                              ISSUER          NO           N/A               N/A

PROPOSAL #A.2: Statutory supervisors report of 2008                        ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Report of Company's indirect                                ISSUER          NO           N/A               N/A
investment in mainland China

PROPOSAL #A.4: Domestic debenture convertible                              ISSUER          NO           N/A               N/A
corporate bond issuance report

PROPOSAL #A.5: Amendment to rules governing the                            ISSUER          NO           N/A               N/A
conduct of board meetings

PROPOSAL #A.6: Other reporting matters                                     ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve to accept 2008 business report                      ISSUER          YES          FOR               FOR
 and financial statements

PROPOSAL #B.2: Approve the proposal for distribution                       ISSUER          YES          FOR               FOR
of 2008 profits, proposed cash dividend: TWD 0.2 per
share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, proposed stock dividend: 30
for 1,000 shares held

PROPOSAL #B.4: Approve to cancel the 2008 private                          ISSUER          YES          FOR               FOR
issuance of preference shares

PROPOSAL #B.5: Approve the proposal for private                            ISSUER          YES          FOR               FOR
issuance of preference shares

PROPOSAL #B.6: Amend the Articles of Incorporation                         ISSUER          YES          FOR               FOR

PROPOSAL #B.7: Amend the rules governing the conduct                       ISSUER          YES          FOR               FOR
of shareholders meetings

PROPOSAL #B.8: Amend the operating procedures for                          ISSUER          YES          FOR               FOR
acquisition or disposition of assets

PROPOSAL #B.9: Amend the operating procedures for                          ISSUER          YES          FOR               FOR
conducting derivative transactions

PROPOSAL #B.10: Amend the operating procedures of                          ISSUER          YES          FOR               FOR
fund lending

PROPOSAL #B.11: Amend the operating procedures of                          ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.12: Approve to discuss releasing                               ISSUER          YES          FOR               FOR
directors from non-competition restrictions

PROPOSAL #B.13: Other proposals and extraordinary                          ISSUER          YES        AGAINST           AGAINST
motions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INOTERA MEMORIES INC
  TICKER:                N/A             CUSIP:     Y4084K109
  MEETING DATE:          1/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect 5 seats of Directors and 2 seats                       ISSUER          YES        AGAINST           AGAINST
of Supervisors of the Company

PROPOSAL #2.: Approve to release the prohibition on                        ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #3.: Amend the Articles of Incorporation of                       ISSUER          YES        AGAINST           AGAINST
the Company

PROPOSAL #4.: Other issues and extraordinary motions                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INOTERA MEMORIES INC
  TICKER:                N/A             CUSIP:     Y4084K109
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of changing the                        ISSUER          NO           N/A               N/A
Legal Representative

PROPOSAL #A.4: To report the status of deficit which                       ISSUER          NO           N/A               N/A
exceeds half of paid-in capital

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement, and guarantee

PROPOSAL #B.5: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.6: Approve the capital injection by                            ISSUER          YES        AGAINST           AGAINST
issuing new shares or global depositary receipt

PROPOSAL #B.7: Approve the issuance of new shares via                      ISSUER          YES        AGAINST           AGAINST
 private placement

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTER RAO UES JSC, SOCHI
  TICKER:                N/A             CUSIP:     X7948V113
  MEETING DATE:          10/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the early termination of powers                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #2.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors of the Company

PROPOSAL #3.: Approve the new provision of the                             ISSUER          YES          FOR               FOR
Charter of the Company

PROPOSAL #4.: Approve the guarantee agreements, which                      ISSUER          YES          FOR               FOR
 are the transactions with the interested party

PROPOSAL #5.: Approve the lending agreements, which                        ISSUER          YES          FOR               FOR
are the transactions with the interested party

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTERNATIONAL CONTAINER TERMINAL SERVICES INC
  TICKER:                N/A             CUSIP:     Y41157101
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Call to order                                                ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to determine the existence of                        ISSUER          YES          FOR               FOR
quorum

PROPOSAL #3.: Approve the minutes of the annual                            ISSUER          YES          FOR               FOR
stockholders' meeting held on 17 APR 2008

PROPOSAL #4.: Approve the Chairman's report                                ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the Chairman's report and the                        ISSUER          YES          FOR               FOR
2008 audited financial statements

PROPOSAL #6.: Approve and ratify the acts, contracts,                      ISSUER          YES          FOR               FOR
 investments and resolutions of the Board of
Directors and the Management since the last AGM

PROPOSAL #7.: Amend the By-Laws to add provision on                        ISSUER          YES          FOR               FOR
the Independent Directors

PROPOSAL #8.1: Elect Mr. Enrique K. Razon Jr. as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #8.2: Elect Mr. Jose C. Ibazeta as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #8.3: Elect Mr. Stephen A. Paradies as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #8.4: Elect Mr. Andres Soriano III as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #8.5: Elect Mr. Octavio Victor R. Espiritu                        ISSUER          YES          FOR               FOR
as an Independent Director

PROPOSAL #8.6: Elect Mr. Joseph R. Higdon as an                            ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #8.7: Elect Mr. Jon Ramon Aboitiz as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Appoint the External Auditors                                ISSUER          YES          FOR               FOR

PROPOSAL #10.: Other matters                                               ISSUER          NO           N/A               N/A

PROPOSAL #11.: Adjournment                                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INVENTEC CORPORATION
  TICKER:                N/A             CUSIP:     Y4176F109
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of endorsement                         ISSUER          NO           N/A               N/A
and guarantee

PROPOSAL #A.4: To report the status of assets                              ISSUER          NO           N/A               N/A
impairment

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1 per share, proposed
stock dividend: 100 shares for 1000 shares held

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
assets acquisition or disposal

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.8: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.9: Other issues                                                ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.10: Extraordinary motions                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INVESTEC LTD
  TICKER:                N/A             CUSIP:     S39081138
  MEETING DATE:          8/7/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Samuel Ellis Abrahams as a                      ISSUER          YES        AGAINST           AGAINST
 Director of Investec Plc and Investec Limited in
accordance with the provisions of the Articles of
Association of Investec Plc and Investec Limited

PROPOSAL #2.: Re-elect Mr. Cheryl Ann Carolus as a                         ISSUER          YES          FOR               FOR
Director of Investec Plc and Investec Limited in
accordance with the provisions of the Articles of
Association of Investec Plc and Investec Limited

PROPOSAL #3.: Re-elect Mr. Haruko Fukuda OBE as a                          ISSUER          YES          FOR               FOR
Director of Investec Plc and Investec Limited in
accordance with the provisions of the Articles of
Association of Investec Plc and Investec Limited

PROPOSAL #4.: Re-elect Mr. Hugh Sidney Herman as a                         ISSUER          YES          FOR               FOR
Director of Investec Plc and Investec Limited in
accordance with the provisions of the Articles of
Association of Investec Plc and Investec Limited

PROPOSAL #5.: Re-elect Mr. Geoffrey Machael Thomas                         ISSUER          YES          FOR               FOR
Howe as a Director of Investec Plc and Investec
Limited in accordance with the provisions of the
Articles of Association of Investec Plc and Investec
Limited

PROPOSAL #6.: Re-elect Mr. Bernard Kantor as a                             ISSUER          YES          FOR               FOR
Director of Investec Plc and Investec Limited in
accordance with the provisions of the Articles of
Association of Investec Plc and Investec Limited

PROPOSAL #7.: Re-elect Mr. Ian Robert Kantor as a                          ISSUER          YES          FOR               FOR
Director of Investec Plc and Investec Limited in
accordance with the provisions of the Articles of
Association of Investec Plc and Investec Limited

PROPOSAL #8.: Re-elect Sir Chips Keswick as a                              ISSUER          YES          FOR               FOR
Director of Investec Plc and Investec Limited in
accordance with the provisions of the Articles of
Association of Investec Plc and Investec Limited

PROPOSAL #9.: Re-elect Mr. Mangalani Peter Malungani                       ISSUER          YES          FOR               FOR
as a Director of Investec Plc and Investec Limited in
 accordance with the provisions of the Articles of
Association of Investec Plc and Investec Limited

PROPOSAL #10: Re-elect Mr. Peter Richard Suter Thomas                      ISSUER          YES        AGAINST           AGAINST
 as a Director of Investec Plc and Investec Limited
in accordance with the provisions of the Articles of
Association of Investec Plc and Investec Limited

PROPOSAL #11.: Receive and adopt the audited                               ISSUER          YES          FOR               FOR
financial statements of Investec Limited for the YE
31 MAR 2008, together with the reports of the
Directors of Investec Limited and of the Auditors of

PROPOSAL #12.: Ratify and approve the remuneration of                      ISSUER          YES          FOR               FOR
 the Directors of Investec Limited for the YE 31 MAR
2008

PROPOSAL #13.: Approve to sanction the interim                             ISSUER          YES          FOR               FOR
dividend paid by Investec Limited on the ordinary
shares in Investec Limited for the 6 months period
ended 30 SEP 2007

PROPOSAL #14.: Approve to sanction the interim                             ISSUER          YES          FOR               FOR
dividend paid by Investec Limited on the dividend
access [South African resident] [SA DAS] redeemable
preference share for the 6 months period ended 30 SEP
 2007

PROPOSAL #15.: Declare, subject to the passing of                          ISSUER          YES          FOR               FOR
Resolution 35, a final dividend on the ordinary
shares and the dividend access [South African
resident] [SA DAS] redeemable preference share in
Investec Limited for the YE 31 MAR 2008 of an amount
equal to that recommended by the Directors of

PROPOSAL #16.: Re-appoint Ernst & Young Inc. of Ernst                      ISSUER          YES          FOR               FOR
 & Young House, Wanderers Office Park. 52 Corlett
Drive lllove, 2196 [private bag X14 Northlands, 2116]
 as the Auditors of Investec Limited to hold office
until the conclusion of the AGM of Investec Limited
to be held in 2009 and authorize the director of
Investec Limited to fix their remuneration

PROPOSAL #17.: Re-appoint KPMG Inc. of 85 Empire                           ISSUER          YES          FOR               FOR
Road, Parktown, 2193 [Private Bag 9, Parkview, 2122]
as the Auditors of Investec Limited to hold office
until the conclusion of the AGM of Investec Limited
to be held in 2009 and authorize the Directors of
Investec Limited to fix their remuneration

PROPOSAL #18.: Authorize the Directors, in terms of                        ISSUER          YES          FOR               FOR
Article 12 of the Articles of Association of Investec
 Limited, unless and until such date that special
resolution no 2 becomes effective 4,207,950 ordinary
shares of ZAR 0.0002 each, being 10% of the unissued
ordinary shares in the authorized share capital of
Investec Limited; or from the date on which special
resolution no.2 becomes effective, 6,457,950 ordinary
 shares of ZAR 0.0002 each being 10% of the unissued
ordinary shares in the authorized share capital of
Investec Limited; approve to place under the control
of the Directors of Investec Limited as a general
authority in terms of Section 221 of the South
African Companies Act. No. 61 of 1973, as amended,
[the SA Act] who are authorized to allot and issue
the same at their discretion until the next AGM of
Investec Limited to be held in 2009, subject to the
provisions of the SA Act, the South African Banks
Act. No. 94 of 1990, as amended, and the Listings
Requirements of the JSE Limited

PROPOSAL #19.: Authorize the Directors, in terms of                        ISSUER          YES          FOR               FOR
Article 12 of the Articles of Association of Investec
 Limited, to place a total of 4,000,000 Class A
variable rate compulsorily convertible non-cumulative
 preference shares [Class A Preference Shares] of ZAR
 0.0002 each, being 10% of the unissued Class A
Preference Shares in the authorized share capital of
Investec Limited under the control of the Directors
of Investec Limited as a general authority in terms
of Section 221 of the South African Companies Act.
No. 61 of 1973, as amended, [the SA Act] who are
authorized to allot and issue the same at their
discretion until the next AGM of Investec Limited to
be held in 2009, subject to the provisions of the SA
Act, the South African Banks Act. No. 94 of 1990, as
amended, and the Listings Requirements of the JSE

PROPOSAL #20.: Approve that, with reference to the                         ISSUER          YES          FOR               FOR
authority granted to the Directors in terms of
Article 12 of the Articles of Association of Investec
 limited, all the unissued shares in the authorized
share capital of Investec Limited, excluding the
ordinary shares and the class A variable rate
compulsorily convertible non-cumulative preference
shares, be and are hereby placed under the control of
 the Directors of Investec Limited as a general
authority in terms of Section 221 of the South
African Companies Act. No. 61 of 1973, as amended,
[the SA Act] who are authorized to allot and issue
the same at their discretion until the next AGM of
Investec Limited to be held in 2009, subject to the
provisions of the SA Act, the South African Banks
Act. No. 94 of 1990, as amended and the Listings

PROPOSAL #21.: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to the passing of Resolution No. 18,
 the Listings Requirements of the JSE Limited [JSE
Listings Requirements], and the South African Banks
Act. No. 94 of 1990, as amended, and the South
African Companies Act, No. 61 of 1973, as amended, to
 allot and issue unless and until such date that S.2
becomes effective 4,207,950 ordinary shares of ZAR
0.0002 each, or from the date on which S.2 becomes
effective 6,457,950 ordinary shares of ZAR 0.0002
each for cash as and when suitable situations arise;
subject to the following specifiec limitations as
required by the JSE Listings Requirements; [Authority
 shall not extend beyond the later of the date of the
 next AGM of Investec Limited to be held in 2009 or
the date of the expiry of 15 months from the date of
the AGM of Investec Limited convened for 07 AUG
2008]; a paid press announcement giving full details
including the impact on net asset value and earnings
per ordinary share, will be published at the time of
an issue representing, on a cumulative basis within 1
 financial year, 5% or more of the number of ordinary
 shares in issue prior to such issue; the issue in
the aggregate in any 1 FY will not exceed 15% of the
number of ordinary shares in issue, including
instruments which are compulsorily convertible; in
determining the price at which an allotment and issue
 of ordinary shares may be made in terms of this
authority. the maximum discount permitted will be 10%
 of the weighted average traded price of the ordinary
 shares in question as determined over the 30 days
prior to the date that the price of the issue is
determined or agreed by the Directors of Investec
Limited; and the equity securities/shares must be
issued to public shareholders and not to related
parties, the Directors are seeking an authority to
allot up to 10% of the number of unissued ordinary
shares for cash which represents 2.7% of the number
of issued ordinary shares which is significantly
lower than the 15% permitted in terms of the JSE
Listings requiremnets; the Resolution 21 and S.9 are
both passed and subject to the Limits specified in
those respective resolutions, the Directors will have
 authority to allot up to an agrregate of 5% of the
total combined issued ordinary share capital of
investec plc and investec Limited for cash other than
 by way of rights issue, this complies with the
limits specified in the relevant Association of
British Insureres guidelines and the directors
confirm that as when they excercise such authorities
they intend to comply with those guidelines; in terms
 of the JSE Listings Requirements, in order for
Resolution 21 to be given effect to a75%, as specified

PROPOSAL #22.: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
the passing of Resolution No. 19, the Listings
Requirements of the JSE Limited [JSE Listings
Requirements], the South African Banks Act No. 94 of
1990, as amended, and the South African Companies
Act. No. 61 of 1973, as amended, to allot and issue
4,000,000 Class A variable rate compulsorily
convertible non-cumulative preference shares [Class A
 Preference Shares] of ZAR 0.0002 each being 10% of
the unissued Class A Preference Shares in the
authorized share capital of Investec Limited for cash
 as and when suitable situations arise; [Authority
shall not extend beyond the later of the date of the
next AGM of Investec Limited to be held in 2009 or
the date of the expiry of 15 months from the date of
the AGM of Investec Limited convened for 07 AUG
2008]; a paid press announcement giving full details
including the impact on net asset value and earnings
per Class A Preference Share, will be published at
the time of an issue representing, on a cumulative
basis within 1 FY, 5% or more of the number of Class
A Preference Shares in issue prior to such issue; the
 issue in the aggregate in any 1 FY will not exceed
15% of the number of Class A Preference Shares in
issue, including instruments which are compulsorily
convertible: in determining the price at which an
allotment and issue of Class A Preference Shares may
be made in terms of this authority, the maximum
discount permitted will be 10% of the weighted
average traded price of the Class A Preference Shares
 in question as determined over the 30 days prior to
the date that the price of the issue is determined or
 agreed by the directors of Investec Limited; and the
 equity securities/shares must be issued to public
shareholders and not to related parties; if
Resolution 22 is passed the Directors will have
authority to allot Class A preference shares for cash
 other than by way of rights issue in respect of
Investec Limited up to the Limits specified in
Resolution 22 i.e, 4,000,000 Class A preference
shares being equivalent to 10% of the unissued Class
A preference shares; in terms of the JSE Listings
Requirements, in order for Resolution 22 to be given

PROPOSAL #S.23: Approve, in terms of Article 9 of the                      ISSUER          YES          FOR               FOR
 Articles of Association of Investec Limited and with
 effect from 07 AUG 2008 as specified, the
acquisition by Investec Limited or any of its
subsidiaries from time to time, of the issued
ordinary shares and non-redeemable, non-cumulative,
non-participating preference shares [the Perpetual
Preference Shares] of Investec Limited, upon such
terms and conditions and in such amounts as the
directors of Investec Limited or any of its
subsidiaries may from time to time decide, but
subject to the provisions of the South African Banks
Act, No. 94 of 1990, as amended, the SA Act and the
Listings Requirements of the ]SE Limited [the JSE and
 the JSE Listings Requirements], being that i) any
such acquisition of ordinary shares or Perpetual
Preference Shares shall be effected through the order
 book operated by the JSE trading system and done
without any prior understanding or arrangement; ii)
this general authority shall be valid until Investec
Limited's next AGM, provided that it shall not extend
 beyond 15 months from the date of passing of this
S.1: iii) an announcement will be published as soon
as Investec Limited or any of its subsidiaries has
acquired ordinary shares or Perpetual Preference
Shares constituting, on a cumulative basis, 3% of the
 number of ordinary shares or Perpetual Preference
Shares in issue prior to the acquisition pursuant to
which the aforesaid 3% threshold is reached, and for
each 3% in aggregate acquired thereafter, containing
full details of such acquisitions; iv) acquisitions
of shares in aggregate in any 1 FY may not exceed 20%
 of Investec Limited's issued ordinary share capital
or Investec Limited's issued Perpetual Preference
share capital as at the date of passing of this S.I:
v) in determining the price at which ordinary shares
or Perpetual Preference Shares issued by Investec
Limited are acquired by it or any of its subsidiaries
 in terms of this general authority, the maximum
premium at which such ordinary shares or Perpetual
Preference Shares may be acquired will be 10% of the
weighted average of the market value at which such
ordinary shares or Perpetual Preference Shares are
traded on the JSE as determined over the 5 business
days immediately preceding the date of repurchase of
such ordinary shares or Perpetual Preference Shares
by Investec Limited or any of its subsidiaries; vi)
Investec limited has been given authority by its
Articles of Association; vii) at any point in time,
Investec Limited or any of its subsidiaries may only
appoint 1 agent to effect any repurchase on Investec
Limited's behalf; viii) Investec Limited remaining in
 compliance with the minimum shareholder spread
requirements of the JSE Listings Requirements: and
ix) Investec Limited and any of its subsidiaries not
repurchasing any shares during a prohibited period as

PROPOSAL #S.24: Approve, subject to the passing of                         ISSUER          YES          FOR               FOR
S.11 as contained in the Investec plc notice of AGM
convened for 07 AUG 2008 and such resolution
otherwise becoming effective, in terms of Section
75(1)(e) of the Companies Act, Act No.61 of 1973, as
 amended (the SA Act), Article 7 of the Articles of
Association of Investec Limited and, with effect from
 07 AUG 2008, to increase the number of ordinary
shares in the authorized shares in the authorized
capital of Investc Limited to 300,000,000 by the
creation 22,500,000 new ordinary shares of ZAR 0.0002
 each in the authorized share capital of Invested

PROPOSAL #S.25: Amend, subject to the passing and                          ISSUER          YES          FOR               FOR
registration of the S.2 and the passing of S.11 as
contained in the Investec plc notice of AGM convened
for 7 AUG 2008, in terms or Section 56(4) of the
Companies Act, Act No.61 of 1973, as amended, (the SA
 Act), Article 149 of the Articles of Association of
Investec limited and with effect from 07 August 2008,
 the, Memorandum of Association of Investec Limited
by the deletion of the entire paragraph 8(a), and the
 substitution thereof with the New Paragraph 8(a) Par
 value: the share capital of Investec limited is ZAR
1,210,002.00 divided into; 300,000,000 ordinary
shares of ZAR 0.0002 each; 40,000,000 Class A -
variable rate compulsorily convertible non-cumulative
 preference shares of ZAR 0.0002 each; 50,000
variable rate cumulative, redeemable preference
shares of ZAR 0.60 each; 100,000,000 non-redeemable,
non-cumulative, non-participating preference shares
of ZAR 0.01 each; 1dividend access [South African
Resident] redeemable preference share of ZAR 1.00; 1
dividend access [non-South African Resident]
redeemable preference share of ZAR 1.00; 560,000,000
special convertible redeemable preference shares of

PROPOSAL #S.26: Amend, subject to the passing of S.12                      ISSUER          YES          FOR               FOR
 as contained in the Investec plc notice of AGM
convened for 07 AUG 2008 and such resolution becoming
 effective and with effect from 07 AUG 2008, the
Articles of Association of Investec Limited by the
insertion of the New Article 72A, as specified

PROPOSAL #S.27: Amend, subject to the passing of S.12                      ISSUER          YES          FOR               FOR
 as contained in the Investec plc notice of AGM
convened for 07 AUG 2008 and such resolution becoming
 effective and with effect from 07 AUG 2008, the
Articles of Association of Investec Limited by the
deletion of the current Article 57.2(a) and the
substitution thereof with the New Article 57.2(a), as
 specified

PROPOSAL #S.28: Amend, subject to the passing of S.12                      ISSUER          YES          FOR               FOR
 as contained in the Investec plc notice of AGM
convened for 07 AUG 2008 and such Resolution becoming
 effective and with effect from 07 AUG 2008, the
Articles of Association of Investec Limited by the
deletion of the current Article 75 and the
substitution thereof with the New Article 75, as
specified

PROPOSAL #S.29: Amend, subject to the passing of S.12                      ISSUER          YES          FOR               FOR
 as contained in the Investec plc notice of AGM
convened for 07 AUG 2008 and such resolution becoming
 effective and with effect from 07 AUG 2008, the
Articles of Association of Investec Limited by the
deletion of the current Article 72 and the
substitution thereof with the New Article 72, as
specified

PROPOSAL #S.30: Adopt, with effect from 07 AUG 2008,                       ISSUER          YES          FOR               FOR
produced to the meeting, as specified as the new
Articles of Association of Investec Limited, in
substitution for and to the exclusion of the existing
 Articles of Association and to the extent that S.4,
S.5, S.6 and S.7 are passed and registered, these
amendments will also be included in the New Articles
of Association, as specified

PROPOSAL #31.: Authorize any Director or the Company                       ISSUER          YES          FOR               FOR
Secretary of Investec Limited to do all things and
sign all documents which may be necessary to carry
into effect the aforesaid resolutions to the extent
the same have been passed and where applicable,
registered

PROPOSAL #32.: Receive and adopt the audited                               ISSUER          YES          FOR               FOR
financial statements of Investec Plc for the FY 31
MAR 2008, together with the reports of the Directors
of Investec Plc and the Auditors of Investec plc

PROPOSAL #33.: Approve the remuneration report of                          ISSUER          YES          FOR               FOR
Investec plc for the YE 31 MAR 2008

PROPOSAL #34.: Approve to sanction the interim                             ISSUER          YES          FOR               FOR
dividend paid by Investec plc on the ordinary shares
in Investec plc for the 6 month period ended 30 SEP
2007

PROPOSAL #35.: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Resolution 15, to declare a final dividend on the
ordinary shares in Investec plc for the FY 31 MAR
2008 of an amount equal to that recommended by the
Directors of Investec plc

PROPOSAL #36.: Re-appoint Ernst & Young LLP of I More                      ISSUER          YES          FOR               FOR
 London Place, London, SEI 2AF, as the Auditors of
Investec Plc to hold office until the conclusion of
the AGM of Investec Plc to be held in 2009 and
authorize the Directors of Investec plc to fix their
remuneration

PROPOSAL #37.: Authorize the Directors of Investec                         ISSUER          YES          FOR               FOR
Plc by Paragraph 12.2 of Article 12 of Investec plc's
 Articles of Association be renewed for the period
ending on the date of the AGM of Investec Plc to be
held in 2009 or, if earlier, 15 months from the date
on which this Resolution is passed, and for such
period the Section 80 amount shall be unless or until
 such date S.2 becomes effective ZAR 866,660 from the
 date on which S.2 becomes effective ZAR 871,160; the
 Articles of Association of Investec plc permit the
Directors of Investec plc to allot shares and other
securities in accordance with Section 80 of the
Companies Act 1985, up to an amount authorized by the
 shareholders in general meeting, at Investec plc's
AGM held on 08 AUG 2007 expires on the date of the
forthcoming AGM of Investec Plc convened for 07 AUG
2008 and the Directors of Investec plc recommend that
 this authority be renewed, as specified 1/3 of value
 issued in line with atht normally adopted by UK
Companies, bsed on 100% of the unissued shares, this
amount is higher than the 1/3 of issued ordinary
share capital limit normally adopted by UK Companies
at their AGM to allow the Directors of Investec plc
to issue special converting shares in Investec plc as
 and when required in accordance with the agreements
which constitute Investec's Dual Listed Company,
structure and to issue all of the unissued Investec
plc perpetual preference shares which would not
dilute share holdings of ordinary shares while the
autority to allot shares to the value of ZAR 871,160
is given in respect of all of the relevant securities
 of Investec plc; the Directors of Investec plc would
 ensure that rthe shares of each class listed in the
table allotted by them would not be in excess of the
amount listed in the column entitled relative part of
 Section 80 amount for each such class of shares, as
of 17 JUN 2008 Investec plc holds 3,006,465 treasury
shares which represent less than 1% of the total
ordinary share capiatl of Investec plc in issue

PROPOSAL #38.: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
the passing of Resolution 37, of Investec plc by
Paragraph 12.4 of Article 12 of Investec Plc's
Articles of Association be renewed for the period
referred to in Resolution 37 and for such period the
Section 89 of the Companies Act,1985 amount shall be
ZAR 6,596; the Directors also confirm that pursuant
to the Dual Listed Company structure the excrecise of
 any such authority would be subject to the specific
limitations as required by the Listings Requirements
of the JSE Limited [JSE Listings Requirements];
[Authority shall not extend beyond the later of the
date of the next AGM of Investec plc or the date of
the expiry of 15 months from the date of the AGM of
Investec plc convened for 07 AUG 2008; a paid press
announcement giving full datails including the impact
 on net asset value and earnings per ordinary share
will be published at the time of an issue
representing on a cumulative basis within 1 FY 5% or
more of the number of ordinary shares in issue prior
to such issue, the issue in the aggregate in any 1 FY
 will not exceed 15% of the number of ordinary shares
 in issue, including instruments which are
compulsorily convertible; in determining the price at
 which an allotment and issue of ordinary sahres may
be made in terms of this authority the maximum
discount permitted will be 10% of the weighted
average traded price of the ordinary shares in
question as determined over the 30 days prior to the
date that the price of the issue is determined or
agreed by the Directors of Investec plc and the
equity securities/shares must be issued to public
shareholders and not to related parties; in terms of
the JSE Listings Requirements in order for S.9 to be

PROPOSAL #39.: Authorize the Directors Investec Plc,                       ISSUER          YES          FOR               FOR
for the purpose of Section 166 of the UK Companies
Act 1985 [the UK Act] to make market purchases
[Section 163 of the UK Act] of ordinary shares in the
 capital of Investec Plc provided that: i) up to
aggregate number of ordinary shares which may be
purchased is 42,417,437 ordinary shares of ZAR 0.0002
 each: ii) the minimum price which may be paid for
each ordinary share is its nominal value of such
share at the time of purchase; iii) the maximum price
 which may be paid for any ordinary share is an
amount equal to 105% of the average of the middle
market quotations of the ordinary shares of Investec
Plc as derived from the London Stock Exchange Daily
Official List for the 5 business days immediately
preceding the day on which such share is contracted
to be purchased; [Authority expires the earlier of
the conclusion of the AGM of Investec plc to be held
in 2009 or 15 months from the date on which this
resolution is passed] [except in relation to the
purchase of ordinary shares the contract for which
was concluded before the expiry of such authority and
 which might be executed wholly or partly after such
expiry] and the Directors of Investec plc consider it
 may in ceratin circumstances be in the best
interests of shareholders generally for Investec plc
to purchase its owm ordinary shares, accordingly the
purpose and effect of S.10 is to grant a general
authority subject to the specified limits to investec

PROPOSAL #40.: Authorize the Company, in accordance                        ISSUER          YES          FOR               FOR
with Section 366 of the Companies Act, 2006 [the 2006
 Act] the Company and any Company which, at any time
during the period for which this resolution has
effect, is a subsidiary i) make donations to
political organizations not exceeding ZAR 25,000 in
total and ii) incur political expenditure not
exceeding ZAR 75,000 in total; in each case during
the period commencing on the date of his resolution
and ending on the date of the AGM of the Company to
be held in 2009, provided that the maximum amounts
referred to in i) and ii) may consist of sums in any
currency converted into pounds sterling at such rate
as the Company may in its absolute discretion
determine, for the purposes of this resolution, the
terms political donations, political organizations
and political expenditure shall have the meanings
given to them in Sections 363 to 365 of the 2006 Act

PROPOSAL #41.: Approve subject to the passing and                          ISSUER          YES          FOR               FOR
registration of S.2 as contained in the Investec
Limited notice of AGM convened for 07 AUG 2008, the
number of authorized special converting shares of ZAR
 0.0002 each to increase the authorized share capital
 of Investec plc to 300,000,000 by the creation of
22,500,000 new special converting shares of ZAR
0.0002 each, as specified

PROPOSAL #42.: Adopt, with effect From 07 AUG 2008,                        ISSUER          YES          FOR               FOR
the Articles of Association of Investec plc which
were produced to the meeting, as specified as New
Article A as the New Articles of Association of
Investec plc [New Articles with effect from the end
of this meeting [or if earlier, from 22:00 [UK time]
on the date on which this resolution is passed] in
substitution for and to the exclusion of all existing
 Articles of Association and, to the effect that S.2
and Resolution 41 are passed arid registered, if
required, these amendments will also be included into
 the New Articles, this resolution is to adopt New
Articles that reflect the provision of the UK
Companies Act, 2006 [the 2006Act] enacted to the date
 of this notice of AGM or which are expected to be
enacted by 01 OCT 2008

PROPOSAL #43.: Authorize any Director or the Company                       ISSUER          YES          FOR               FOR
Secretary of Investec Plc, to do all things and sign
all documents which may be necessary to carry into
effect the aforesaid resolutions to the extent the
same have been passed and where applicable registered

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IOI CORPORATION BHD
  TICKER:                N/A             CUSIP:     Y41763106
  MEETING DATE:          10/22/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements for the FYE 30 JUN 2008 and the reports
of the Directors and the Auditors thereon

PROPOSAL #2.: Re-elect Datuk Hj Mohd Khalil b Dato'                        ISSUER          YES          FOR               FOR
Hj Mohd Noor as a Director, who retires by rotation
pursuant to Article 101 of the Company's Articles of
Association

PROPOSAL #3.A: Re-elect Mr. Quah Poh Keat as a                             ISSUER          YES          FOR               FOR
Director, who retires by casual vacancy pursuant to
Article 102 of the Company's Articles of Association

PROPOSAL #3.B: Re-appoint Mr. Lee Yeow Seng as a                           ISSUER          YES          FOR               FOR
Director, who retires by casual vacancy pursuant to
Article 102 of the Company's Articles of Association

PROPOSAL #4.: Re-appoint Mr. Chan Fong Ann as a                            ISSUER          YES          FOR               FOR
Director of the Company, to hold office until the
conclusion of the next AGM, who retires pursuant to
Section 129(2) of the Companies Act, 1965

PROPOSAL #5.: Approve the increase in the payment of                       ISSUER          YES          FOR               FOR
Directors' fees to MYR 440,000 to be divided among
the Directors in such manner as the Directors may

PROPOSAL #6.: Re-appoint BDO Binder, the Retiring                          ISSUER          YES          FOR               FOR
Auditors and authorize the Directors to fix their
remuneration

PROPOSAL #7.1: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Section 132D of the Companies Act, 1965, to allot and
 issue shares in the Company from time to time and
upon such terms and conditions and for such purposes
as they may deem fit subject always to the approval
of the relevant authorities being obtained for such
issue and provided that the aggregate number of
shares to be issued pursuant to this resolution does
not exceed 10% of the issued share capital for the
time being of the Company; and to obtain the approval
 from Bursa Malaysia Securities Berhad [Bursa
Securities] for the listing of and quotation for the
additional shares so issued; ; [Authority expires
until the conclusion of the next AGM of the Company]

PROPOSAL #7.2: Authorize the Company, subject to                           ISSUER          YES          FOR               FOR
compliance with applicable laws, regulations and the
approval of all relevant authorities, to utilize up
to the aggregate of the Company's latest audited
retained earnings and share premium account to
purchase up to 10% of the issued and paid-up ordinary
 share capital of the Company [Proposed Purchase] as
may be determined by the Directors of the Company
from time to time through Bursa Securities upon such
terms and conditions as the Directors may deem fit
and expedient in the interest of the Company;
authorize the Directors to cancel and/or retain the
shares of the Company to be purchased, as the
treasury shares and distributed as dividends or
resold on Bursa Securities; and to do all acts and
things to give effect to the proposed purchase with
full powers to assent to any condition, modification,
 revaluation, variation and/or amendment [if any] as
may be imposed by the relevant authorities and/or do
all such acts and things as the Directors may deem
fit and expedient in the best interest of the
Company; [Authority expires the earlier at the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM
after that date is required by Law to be held]

PROPOSAL #7.3: Approve to renew the shareholders'                          ISSUER          YES          FOR               FOR
mandate for the Company and its subsidiaries to enter
 into recurrent related party transactions of a
revenue or trading nature which are necessary for
day-to-day operations involving the interests of the
Directors, major shareholders or persons connected to
 the Directors and/or major shareholders of the
Company and its subsidiaries [Related Parties], as
specified subject to the following: a) the
transactions are carried out in the ordinary course
of business on normal commercial terms which are not
more favorable to the related parties than those
generally available to the public and are not to the
detriment of the minority shareholders of the
Company; and b) disclosure is made in the annual
report of the aggregate value of transactions
conducted pursuant to the Shareholders' Mandate
during the FY; [Authority expires the earlier at the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company after that date it is required to be
held pursuant to Section 143(1) of the Companies Act,
 1965 [the Act] [but shall not extend to such
extension as may be allowed pursuant to Section
143(2) of the Act]]; and authorize the Directors of
the Company to complete and do all such acts and
things as they may consider expedient or necessary to
 give effect to the proposed renewal of shareholders'

PROPOSAL #8.: Transact any other business                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IRONX MINERACAO S A
  TICKER:                N/A             CUSIP:     P5891R104
  MEETING DATE:          8/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve to delist the Company from the                       ISSUER          YES          FOR               FOR
Novo Mercado, in accordance with the terms of the
Novo Mercado Listing Regulations

PROPOSAL #II.: Approve the choice of the specialized                       ISSUER          YES          FOR               FOR
institution or Company responsible for the
preparation of the valuation report for the Company
shares at their economic value Appraiser in
accordance with the terms of Section 10.1.1 of the
Novo Mercado Listing Regulations, the Board of
Directors of the Company, in a meeting held on 31 JUL
 2008, approved the appointment of the following
Appraisers, Banco Morgan Stanley S.A., Banco
Santander S.A. and NM Rothschild and Sons Brasil
LTDA, in addition, the Board of Directors received
from Anglo American Participacoes EM Mineracao LTDA,
Anglo American, a valuation report of the Company
prepared by Banco Goldman Sachs Do Brasil Banco
Multiplo S.A. Goldman Sachs for the purposes of the
Articles 254 A and 44 of Law 6404 76, as amended, in
accordance with the legislation in effect, the
shareholders will be able to choose one of the 3
Appraisers named by the Board of Directors to prepare
 the valuation report in accordance with the terms
required by the Novo Mercado Listing Regulations, or,
 also, Goldman  Sachs and in this case, the valuation
 report prepared by it for Anglo American will be
used also for the purposes of the public tender offer
 for acquisition that is dealt with in the Novo
Mercado Listing Regulations for the delisting of the
Company from the Novo Mercado, the valuation report
prepared by Goldman Sachs is available at the
Headquarters of the Company, at 154 Praia Do Famengo,
 501 part ZIP 22210030, in the city of Rio De
Janeiro, the state of Rio De Janeiro, during business
 hours, and at the following website addresses

PROPOSAL #III.: Approve to change the Corporate name                       ISSUER          YES          FOR               FOR
of the Company to Anglo Ferrous Brazil S.A. and of
the address of the Company to 66 Praia Do Flamengo,
eleventh floor, Rio De Janeiro, Rio De Janeiro ZIP
22210903, with the consequent amendment of the
Articles 1 and 2 of the Corporate Bylaws

PROPOSAL #IV.: Approve to consolidate the Corporate                        ISSUER          YES          FOR               FOR
Bylaws to reflect the amendments to its Articles 1
and 2, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IRPC PUBLIC COMPANY LTD
  TICKER:                N/A             CUSIP:     Y4177E119
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to certify the minutes of the                        ISSUER          YES          FOR               FOR
2008 AGM of shareholders held on 09 APR 2008

PROPOSAL #2.: Acknowledge the 2008 performance result                      ISSUER          YES          FOR               FOR
 and approve the balance sheet and profit and loss
statement as of 31 DEC 08

PROPOSAL #3.: Approve the dividend payment of the                          ISSUER          YES          FOR               FOR
year 2008

PROPOSAL #4.1: Elect Mr. Prachya Pinyawat as a new                         ISSUER          YES          FOR               FOR
Director in replacement of those who retires by
rotation

PROPOSAL #4.2: Elect Mr. Norkun Sittipong as a new                         ISSUER          YES          FOR               FOR
Director in replacement of those who retires by
rotation

PROPOSAL #4.3: Elect Mr. Pongsvas Svasti as a new                          ISSUER          YES          FOR               FOR
Director in replacement of those who retires by
rotation

PROPOSAL #4.4: Elect Mr. Cherdpong Siriwit as a new                        ISSUER          YES          FOR               FOR
Director in replacement of those who retires by
rotation

PROPOSAL #4.5: Elect Associate Professor Wuthisarn                         ISSUER          YES          FOR               FOR
Tanchan as a new Director in replacement of those who
 retires by rotation

PROPOSAL #4.6: Elect Mr. Chitrapongse Kwansukstit as                       ISSUER          YES          FOR               FOR
a new Director in replacement of those who retires by
 rotation

PROPOSAL #5.: Approve the Directors' and the                               ISSUER          YES          FOR               FOR
Subcommittees' remuneration of the year 2009

PROPOSAL #6.: Appoint the Auditor and approve the                          ISSUER          YES          FOR               FOR
Auditor's fees for the year 2009

PROPOSAL #7.: Amend the Articles of Association and                        ISSUER          YES          FOR               FOR
the Memorandum of Association

PROPOSAL #8.: Others [if any]                                              ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ISRAEL CHEMICALS LTD
  TICKER:                N/A             CUSIP:     M5920A109
  MEETING DATE:          11/10/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to update the framework                              ISSUER          YES          FOR               FOR
resolution of the Company relating to the purchase of
 D&O insurance cover so as to increase the amount of
separate cover that the Company is authorized to
purchase up to an amount not to exceed ILS 200
million, the amount in respect of the year commencing
 01 SEP 2008 will be ILS 185 million and the premium
ILS 300,000

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ISRAEL DISC BK LTD
  TICKER:                N/A             CUSIP:     465074201
  MEETING DATE:          9/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the distribution of a each                           ISSUER          YES          FOR               FOR
dividend to the holders of the ordinary A shares of
the Company in a total amount of  NIS 250 million,
and subject to approval of the distribution, the
record date will be 06 OCT, the ex date 07 OCT and
payment date will be 23 OCT

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ISRAEL DISC BK LTD
  TICKER:                N/A             CUSIP:     465074201
  MEETING DATE:          9/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the registered                           ISSUER          YES          FOR               FOR
share capital of the Bank by 420 million Ordinary A
Shares of NIS 0.1 par value each, and amend the
Articles so as to reflect the increase

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ISRAEL DISC BK LTD
  TICKER:                N/A             CUSIP:     465074201
  MEETING DATE:          10/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Discussion of the financial statements                       ISSUER          NO           N/A               N/A
and Directors report for the year 2007

PROPOSAL #2.: Approve the interim dividend of 6% paid                      ISSUER          YES          FOR               FOR
 to the Cumulative Preference Shareholders in DEC
2007, as final for the year 2007 [the total of such
dividend amounted to GBP 24,000]

PROPOSAL #3.: Re-appoint Accountant-Auditors and                           ISSUER          YES          FOR               FOR
authorize the Board to fix their remuneration

PROPOSAL #4.: Appoint Mr. Ilan Biran as an External                        ISSUER          YES          FOR               FOR
Director for a statutory 3 year period

PROPOSAL #5.1: Appoint Mr. Ilan Aish as a Director of                      ISSUER          YES          FOR               FOR
 the Bank

PROPOSAL #5.2: Appoint Mr. Arieh Obadiah as a                              ISSUER          YES          FOR               FOR
Director of the Bank

PROPOSAL #6.: The following Directors continue in                          ISSUER          NO           N/A               N/A
office in accordance with the provisions of Articles
of the Bank: Messrs. Shlomo Zohar-Chairman, Bezalel
Iger, Ben-Zion Granite, Ben-Zion Silberfarb, Tsippy
Samet, Jorha Safran, Itzhak Firer, Daphna Schwartz,
Zvi Shtreigold, Itzhak Sharir, Eitan Shishinski; the
External Director Yosef Singer continues in office by
 provision of Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ISRAEL DISC BK LTD
  TICKER:                N/A             CUSIP:     465074201
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint Ms. Idit Luski as an External                        ISSUER          YES          FOR               FOR
Director for a statutory 3 year period

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ISRAEL DISC BK LTD
  TICKER:                N/A             CUSIP:     465074201
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Discussion of the financial statements                       ISSUER          NO           N/A               N/A
and the Directors' report for the year 2008

PROPOSAL #2.: Approve the interim dividend of 6% paid                      ISSUER          YES          FOR               FOR
 to the cumulative preference shareholders in DEC
2008, as final for the year 2007 [the total of such
dividend amounted to ILS 24,000]

PROPOSAL #3.: Re-appoint the Accountant Auditors and                       ISSUER          YES          FOR               FOR
authorize the Board to fix their remuneration

PROPOSAL #4.: Appoint Mr. Y. Tschanover as a Director                      ISSUER          YES          FOR               FOR
 of the Bank

PROPOSAL #5.: The following Directors continue in                          ISSUER          NO           N/A               N/A
office in accordance with the provisions of Articles
of the Bank: S. Zohar - Chairman, B. Iger, I. Biran,
B. Z. Granite, B. Z. Silberfarb, I. Lusky, J. Safran,
 A. Ovadiah, I. Aish, I. Firer, D. Schwartz, Z.
Shtreigold, I. Sharir. E. Shishinski has given notice
 that he will continue in office until the next AGM,
continuation in office is automatic in accordance
with the Articles

PROPOSAL #6.: Approve the purchase of the Bank and                         ISSUER          YES          FOR               FOR
subsidiaries D and O liability cover for the year APR
 2009-2010 in an amount of USD 100 million for a
premium of USD 900,000 of which the share of the Bank
 without subsidiaries is USD 540,000

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ITAU UNIBANCO BANCO MULTIPLO SA
  TICKER:                N/A             CUSIP:     P5968Q104
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To examine the Board of Directors                            ISSUER          NO           N/A               N/A
annual report, the financial statements, and External
 Auditors and of the Finance Committee and documents
opinion report relating to FYE 31 DEC 2008

PROPOSAL #2.: To deliberate on the proposal of budget                      ISSUER          NO           N/A               N/A
 of capital

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors, bearing in mind the Requirement from
National Securities Commission Instruction Numbers
165/91 and 282/98

PROPOSAL #4.: To set the Directors, Board of                               ISSUER          NO           N/A               N/A
Directors and Finance Committee global remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ITAUSA INVESTIMENTOS ITAU SA
  TICKER:                N/A             CUSIP:     P58711105
  MEETING DATE:          12/4/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To amend the wording of the initial                          ISSUER          NO           N/A               N/A
paragraph of Section 5 of the By-Laws, with the
purpose of increasing from 1 to from 1 to 3 Members
the number of offices of Vice Presidents with seat in
 the Board of Directors

PROPOSAL #2.: To fill out a vacancy in the Board of                        ISSUER          NO           N/A               N/A
Directors to complete the current annual term of
office; taking into consideration the provisions of
CVM instructions 165/91 and 282/98, it is registered
herein that, to request the implementation of
multiple vote in such election, the Members
formulating the request shall represent not less than
 5% of the voting capital

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ITAUSA INVESTIMENTOS ITAU SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P58711105
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Cancellation of 4,404,840 own book                          ISSUER          NO           N/A               N/A
entry preferred shares, held as treasury stock, with
no reduction in the capital stock

PROPOSAL #E.2: Increasing the current capital stock,                       ISSUER          NO           N/A               N/A
from BRL 10,000,000,000.00 to BRL 12,550,000,000.00,
through the capitalization of revenue reserves,
granting to the stockholders, free of cost, in the
form of bonus shares, 1 new share for each lot of 10
shares of the same type held by the said stockholders
 at the close of business on 30 APR 2009

PROPOSAL #E.3: Approve to increase the capital stock                       ISSUER          YES          FOR               FOR
by BRL 450,000,000.00, to BRL 13,000,000,000.00,
through the issue of 77,586,207 new book entry
shares, with no par value, being common and preferred
 shares, by private subscription during the period
from 04 MAY 2009 to 03 JUN 2009, proportional to
1.8171653% of the stockholding position registered on
 30 APR 2009, following the granting of bonus shares
pursuant to item 2 above, at the price of BRL 5.80
per share, to be paid in by 10 JUN 2009, in cash or
credits originating from interest on equity [JCP]
declared by ITAUSA; this subscription percentage may
be increased in the light of eventual acquisitions of
 shares issued by the company for holding as treasury

PROPOSAL #E.4: Amend the Bylaws in order to, among                         ISSUER          NO           N/A               N/A
other amendments: (i) register the new composition of
 the capital stock reflecting items 1 and 2 above;
(ii) provide for the election of alternates to the
Board of Directors and improve the discipline for the
 substitution of the President and the powers of this
 Board; (iii) improve provisions with respect to the
composition of the Executive Board and the
substitution of the officers; (iv) without
restrictions on their effective existence, extinguish
 the statutory provision for the Disclosure and
Trading, the Investment Policies and the Accounting
Policies Committees

PROPOSAL #O.5: Presenting the Management Report,                           ISSUER          NO           N/A               N/A
Reports of the Fiscal Council, the Independent
Auditors and to examine, for due deliberation, the
balance sheets, other accounting statements and
explanatory notes for the FYE 31 DEC 2008

PROPOSAL #O.6: Approving the distribution of the net                       ISSUER          NO           N/A               N/A
income for the FY

PROPOSAL #O.7: Elect the members of the Board of                           ISSUER          YES        AGAINST           AGAINST
Directors and the members of the Fiscal Council for
the next annual term of office; pursuant to CVM
Instructions 165/91 and 282/98, notice is hereby
given that eligibility to cumulative voting rights in
 the election of members of the Board of Directors is
 contingent on those requesting the said rights
representing at least 5% of the voting capital

PROPOSAL #O.8: Setting the amount to be allocated for                      ISSUER          NO           N/A               N/A
 the compensation of members of the Board of
Directors and the Board of Executive Officers and the
 compensation of the councilors of the Fiscal Council

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ITAUSA INVESTIMENTOS ITAU SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P58711105
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To verify and ratify to increase in                          ISSUER          NO           N/A               N/A
capital stock from BRL 12,550,000,000.00 to BRL
13,000,000,000.00, approved by the Extraordinary and
Ordinary General Meeting held on 30 APR 2009, through
 the private subscription of 77,586,207 book entry
shares with no par value, being 29,805,716 common and
 47,780,491 preferred shares at the price of BRL 5.80
 per share paid up in cash or offset against credits
originating from 'interest on equity' declared by
'ITAUSA'

PROPOSAL #2.: As a result of the preceding items, to                       ISSUER          NO           N/A               N/A
change the wording in the first sentence of Article 3
 of the Corporate Bylaws, to record the value of the
new capital stock, the wording being revised as
specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ITAUSA INVESTIMENTOS ITAU SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P5887P310
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to verify and ratify the                             ISSUER          NO           N/A               N/A
increase in the capital stock from BRL
12,550,000,000.00 to BRL 13,000,000,000.00 approved
by the Extraordinary and Ordinary General Meeting of
30 APR 2009 through the private subscription of
77,586,207 new book entry shares with no par value,
being 29,805,716 common and 47,780,491 preferred

PROPOSAL #2.: Approve to change the wording in the                         ISSUER          NO           N/A               N/A
first sentence of Article 3 of the Corporate By Laws,
 to record the new composition of the capital stock

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ITC LTD
  TICKER:                N/A             CUSIP:     Y4211T171
  MEETING DATE:          7/30/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the accounts of the                        ISSUER          YES          FOR               FOR
Company for the FYE 31 MAR 2008, the Balance Sheet as
 at that date and the Reports of the Directors and
Auditors thereon

PROPOSAL #2.: Declare a dividend of INR 3.50 per                           ISSUER          YES          FOR               FOR
share for the FYE 31 MAR 2008

PROPOSAL #3.A: Re-appoint Mr. B. Sen as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #3.B: Re-appoint Mr. B. Vijayaraghavan as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.C: Re-appoint Mr. R.S. Tarneja as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #S.4: Appoint Messrs. A.F. Ferguson & Co.,                        ISSUER          YES          FOR               FOR
Chartered Accountants as the Auditors of the Company,
 until the conclusion of the next AGM to conduct the
audit at a remuneration of INR 125,00,000 payable in
1 or more installments plus service tax as applicable
 and reimbursement of out-of-pocket expenses incurred

PROPOSAL #5.: Appoint Mr. Anil Baijal as a Director                        ISSUER          YES          FOR               FOR
of the Company, liable to retires by rotation, for a
period of 5 years from the date of this meeting, or
till such earlier date upon with drawl by the
recommended institution or to confirm with the Policy
 on retirement as may be determined by the Board of
Directors of the Company and/or by any applicable
statutes, rules, regulations or guidelines

PROPOSAL #6.: Appoint Mr. Dinesh Kumar Mehrotra as a                       ISSUER          YES          FOR               FOR
Director of the Company, liable to retire by
rotation, for a period of 5 years from the date of
this meeting, or till such earlier date upon
withdrawal by the recommending institution or to
conform with the policy on retirement as may be
determined by the Board of Directors of the Company
and/ or by any applicable statutes, rules,

PROPOSAL #7.: Appoint Dr. Ravinder Kumar Kaul as a                         ISSUER          YES          FOR               FOR
Director of the Company, liable to retire by
rotation, for a period of 5 years from the date of
this meeting or till such earlier date upon
withdrawal by the recommending institution or to
conform with the policy on retirement as may be
determined by the Board of Directors of the Company
and / or by any applicable statutes, ruies,

PROPOSAL #8.: Appoint Mr. Sunil Behari Mathur as a                         ISSUER          YES          FOR               FOR
Director of the Company, liable to retire by
rotation, for a period of 5 years from the date of
this meeting, or till such earlier date to conform
with the policy on retirement as may be determined by
 the Board of Directors of the Company and / or by
any applicable statutes, rules, regulations or

PROPOSAL #9.: Appoint Mr. Pillappakkam Bahukutumbi                         ISSUER          YES          FOR               FOR
Ramanujam as a Director of the Company, liable to
retire by rotation, for a period of 5 years from the
date of this meeting, or till such earlier date to
conform with the policy on retirement as may be
determined by the Board of Directors of the Company
and / or by any applicable statutes, rules,
regulations or guidelines

PROPOSAL #10.: Appoint Mr. H.G. Powell as a Director                       ISSUER          YES          FOR               FOR
of the Company, liable to retire by rotation, for a
period of 5 years from the date of this meeting, or
till such earlier date to conform with the policy on
retirement as may be determined by the Board of
Directors of the Company and / or by any applicable
statutes, rules, regulations or guidelines

PROPOSAL #11.: Re-appoint Dr. Basudeb Sen as a                             ISSUER          YES          FOR               FOR
Director of the Company, liable to retire by
rotation, for a period of 5 years with effect from 27
 AUG 2008, or till such earlier date to conform with
the policy on retirement as may be determined by the
Board of Directors of the Company and / or by any
applicable statutes, rules, regulations or guidelines

PROPOSAL #12.: Re-appoint Mr. Balakrishnan                                 ISSUER          YES          FOR               FOR
Vijayaraghavan as a Director of the Company, liable
to retire by rotation, for a period of 5 years with
effect from 27 AUG 2008, or till such earlier date to
 conform with the policy on retirement as may be
determined by the Board of Directors of the Company
and or by any applicable statutes, rules, regulations
 or guidelines

PROPOSAL #13.: Amend, in accordance with the                               ISSUER          YES          FOR               FOR
applicable provisions of the Companies Act, 1956, the
 re-enactment thereof, consent to modification in the
 terms of remuneration paid or payable to the Whole
time Directors of the Company with effect from 01 OCT
 2007, as specified

PROPOSAL #S.14: Authorize the Directors of the                             ISSUER          YES          FOR               FOR
Company, subject to such approvals as may be
necessary, other than the Whole time Directors be
paid annually, for a period not exceeding 5 years,
for each of the FY of the Company commencing from 01
APR 2008, commission not exceeding 1 % of the net
profits of the Company, as provided under Section
309(4) of the Companies Act, 1956 ['the Act'], and
computed in the manner referred to in Section 198(1)
of the Act, or any amendment or re-enactment thereof,
 in addition to the fee for attending the meetings of
 the Board of Directors of the Company ['the Board']
or any Committee thereof, to be divided amongst the
Directors aforesaid in such manner as the Board may
from time to time determine and in default of such
determination equally, provided that none of the
Directors aforesaid shall receive individually
commission exceeding INR 6,00,000 in a FY

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JAIPRAKASH ASSOCIATES LTD
  TICKER:                N/A             CUSIP:     Y42539117
  MEETING DATE:          8/27/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited                       ISSUER          YES          FOR               FOR
Balance Sheet as at 31 MAR 2008, the Profit & Loss
Account for the YE on that date and the Reports of
the Directors and the Auditors thereon

PROPOSAL #2.: Approve 2 interim dividends and declare                      ISSUER          YES          FOR               FOR
 final dividend for the FY 2007-08

PROPOSAL #3.: Re-appoint Shri B. K. Taparia as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri S. C. Bhargava as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Shri Pankaj Gaur as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Re-appoint Shri B. K. Goswami as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #7.: Re-appoint Shri. S. D. Nailwal as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #8.: Appoint Messrs. M.P. Singh &                                 ISSUER          YES          FOR               FOR
Associates, Chartered Accountants, as the Statutory
Auditors of the Company, to hold office from the
conclusion of this AGM until the conclusion of the
next AGM and authorize the Board of Directors to fix
their remuneration

PROPOSAL #9.: Appoint Shri. Jaiprakash Gaur as a                           ISSUER          YES          FOR               FOR
Director of the Company, who is liable to retire by
rotation

PROPOSAL #10.: Appoint Shri R. K. Singh as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who is liable to retire by rotation

PROPOSAL #11.: Authorize the Board of Directors, in                        ISSUER          YES        AGAINST           AGAINST
terms of Section 293[1][a] and other applicable
provisions, if any, of the Companies Act, 1956, to
mortgage and/or charge, subject to the existing
charges, immovable and movable properties of the
Company, wheresoever situate, present and future, in
such manner as may be decided in consultation with
the term lending institutions/Banks/Debenture
Trustees to or in favour of Axis Bank Limited [as
Lender for Rupee Term Loan and as Trustees for NCDs]
to secure: a] Rupee Term Loan of INR 440 Crores from
Axis Bank Limited b] 1500-9.50% Non Convertible
Debentures [NCDs] of the Company of INR 10 lacs each,
 aggregating INR 150 Crores, privately placed with
Life Insurance Corporation of India [LIC], Axis Bank
Limited, acting as Trustees for NCDs, together with
interest thereon at the respective agreed rates,
compound interest, additional interest, liquidated
damages, premia on prepayment, costs, charges,
expenses, Trustees' remuneration and other monies
payable by the Company to Axis Bank Limited, and LIC
under respective loan agreements/debenture
subscription agreement entered into by the Company in
 respect of the aforesaid Loan/NCDs

PROPOSAL #12.: Authorize the Board of Directors, in                        ISSUER          YES        AGAINST           AGAINST
terms of Section 293[1] [a] and other applicable
provisions, if any, of the Companies Act, 1956, to
mortgage and/or charge, subject to the existing
charges, immovable and movable properties of the
Company, wheresoever situate, present and future as
Second Charge ranking subservient to the
charges/securities created/to be created in favour of
 first charge holders, in such manner as may be
decided to secure additional Working Capital
facilities aggregating INR 32152 lacs [Fund Based INR
 2500 lacs and Non Fund Based INR 29652 lacs] granted
 by consortium of banks with Canara Bank as a leader
of consortium together with interest thereon at the
respective agreed rates, compound interest,
additional interest, liquidated damages, premia on
prepayment, costs, charges, expenses and other monies
 payable by the Company to the said lenders under
respective agreements entered/to be entered into by
the Company in respect of the aforesaid facilities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JAIPRAKASH ASSOCIATES LTD
  TICKER:                N/A             CUSIP:     Y42539117
  MEETING DATE:          10/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company, pursuant to the provisions of Section 81
 (1A) and all other applicable provisions, if any, of
 the Companies Act, 1956 (the Act) including any
statutory modification(s) or reenactment thereof for
the time being in force and in accordance with the
relevant provisions of the Memorandum and Articles of
 Association of the Company, and applicable
subsisting Rules/Regulations/Guidelines, prescribed
by the Government of India/Securities and Exchange
Board of India (SEBI) and/or any other regulatory
authority, and the Listing Agreement entered into by
the Company with the Stock Exchanges where the equity
 shares of the Company are listed and subject to the
approval(s), consents(s), permission(s), and/or
sanction(s), if any, of appropriate authorities,
institutions or bodies as may be required, and
subject to such conditions as may be prescribed by
any of them while granting any such approval(s),
consents(s), permission(s), and/or sanction(s),
(hereinafter referred as the Board, which term shall
include any Committee of the Board constituted/to be
constituted to exercise its power, including the
powers conferred by this Resolution) to create,
offer, issue and allot up to 12,00,00,000 warrants
entitling the warrant holder to apply for allotment
of 1 equity share of INR 2, at premium on full
payment, per warrant, at a price stated herein below,
 in 1 or more tranches, within 18 months from the
date of allotment of warrants, to Jaypee Ventures
Private Limited, a Promoter Group Company, on
Preferential basis through offer letter and/or
information memorandum and/or private placement
memorandum and/or such other documents/ writings, in
such form, manner and upon such terms and conditions
as may be determined by the Board in its absolute
discretion, provided that the shares will be issued
at a price not less than: a) the average of the
weekly high and low of the closing prices of the
Company's shares quoted on the National Stock
Exchange during the 6 months preceding the relevant
date; or b) the average of the weekly high and low of
 the closing prices of the Company's shares quoted on
 the National Stock Exchange during the 2 weeks
preceding the relevant date; whichever is higher, the
 relevant date for the purpose being 18 SEP 2008;
approve that the resultant equity shares to be issued
 and allotted to the Warrant holders on full payment
in accordance with the terms of offer(s) shall rank
pari passu including to dividend with the then
existing equity shares of the Company in all respects
 and be listed on the Stock Exchanges where the
equity shares of the Company are listed; authorize,
for the purpose of giving effect to the issue and
allotment of the Warrants, the Executive Chairman,
any other Director and/or the Company Secretary, to
appoint Advisors and/or Consultants as may be deemed
fit and to take all actions and do all such acts,
deeds, matters and things and to execute all such

PROPOSAL #S.2: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company, pursuant to the provisions of Section
372A and other applicable provisions, if any, of the
Companies Act, 1956 and subject to such approvals as
may be necessary from the Financial Institutions
and/or Banks, to extend the security created by way
of pledge of equity shares of Jaiprakash Hydro-Power
Limited (JHPL), a subsidiary of the Company, held by
the Company in favor of lenders of JHPL, namely, IDBI
 Limited and IFCI Limited, as specified to this
notice seeking approval of the Members
notwithstanding the fact that the aggregate of the
investments so far made, securities so far provided,
loans/guarantees so far given by the Company along
with the proposed extension of security may exceed
60% of the Paid-up Capital and free reserves of the
Company or 100% of its free reserves, whichever is
more; authorize the Board of Directors of the Company
 to do all such acts, deeds or things as may be
expedient or necessary to give effect to this

PROPOSAL #S.3: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company, pursuant to the provisions of Section
372A and other applicable provisions, if any, of the
Companies Act, 1956 and subject to such approvals as
may be necessary from the Financial Institutions
and/or Banks, to extend the security created by way
of pledge of equity shares of Jaiprakash Power
Ventures Limited (JPVL), a subsidiary of the Company,
 held by the Company in favor of lenders of JPVL,
namely, IFCI Limited, as specified to this notice
seeking approval of the Members notwithstanding the
fact that the aggregate of the investments so far
made, securities so far provided, loans/guarantees so
 far given by the Company along with the proposed
extension of security may exceed 60% of the Paid-up
Capital and free reserves of the Company or 100% of
its free reserves, whichever is more; authorize the
Board of Directors of the Company to do all such
acts, deeds or things as may be expedient or
necessary to give effect to this Resolution

PROPOSAL #S.4: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company, pursuant to the provisions of Section
372A and other applicable provisions, if any, of the
Companies Act, 1956 and subject to such approvals as
may be necessary from the Financial Institutions
and/or Banks, to create security by way of pledge of
equity shares of Jaypee Infratech Limited (JIL), a
subsidiary of the Company, held by the Company in
favor of lenders of JIL, namely, ICICI Bank Limited,
to give guarantee to lenders of JIL in connection
with its loans and to fund any cost overrun in
respect of the Project of JIL by means of
subscription of equity shares of JIL/extending debt
facilities to JIL, as specified to this notice
seeking approval of the Members notwithstanding the
fact that the aggregate of the investments so far
made, securities so far provided, loans/guarantees so
 far given by the Company along with the proposed
extension of security may exceed 60% of the Paid-up
Capital and free reserves of the Company or 100% of
its free reserves, whichever is more; authorize the
Board of Directors of the Company to do all such
acts, deeds or things as may be expedient or
necessary to give effect to this Resolution

PROPOSAL #5.: Authorize Board of Directors of the                          ISSUER          YES        AGAINST           AGAINST
Company, in terms of Section 293(1)(a) and other
applicable provisions, if any, of the Companies Act,
1956, (including any Committee of the Board
constituted/to be constituted to exercise its power)
to mortgage and/or charge, subject to the existing
charges, immovable and movable properties of the
Company, where so ever situate, present and future,
in such manner as may be decided in consultation with
 the term lending Institutions/Banks/Debenture
Trustees to or in favor of Bank of India, State Bank
of Patiala and Axis Bank (as Trustees for NCDs) to
secure: a) Corporate Loan of INR 500 Crores from Bank
 of India; b) Corporate Loan of INR 200 Crores from
State Bank of Patiala; c) 3,000-11 80% Redeemable,
Non Convertible Debentures (NCDs) of the Company of
INR 10 Lacs each, aggregating INR 300 Crores,
privately placed with Life Insurance Corporation of
India (LIC), Axis Bank acting as Trustees for NCDs;
together with interest thereon at the respective
agreed rates, compound interest, additional interest,
 liquidated damages, premia on prepayment, costs,
charges, expenses and other monies payable by the
Company to the said Banks and LIC under respective
Loan Agreements/debenture subscription agreement
entered/to be entered into by the Company in respect

PROPOSAL #6.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, in terms of Section 293(1)(a) and other
applicable provisions, if any, of the Companies Act,
1956, to mortgage and/or charge, subject to the
existing charges, immovable and moveable properties
of the Company, where so ever situate, present and
future as 1st charge on current assets of the Company
 and 2nd charge on the fixed assets of the Company in
 favor of Canara Bank, in such manner as may be
decided in consultation with the said Canara Bank to
secure additional Working Capital facilities
aggregating INR 10 Crores granted by Canara Bank as a
 leader of consortium together with interest thereon
at the respective agreed rates, compound interest,
additional interest, liquidated damages, premia on
prepayment, costs, charges, expenses and other monies
 payable by the Company to the said lender under the
agreements entered/to be entered into by the Company
in respect of the aforesaid facility

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JAIPRAKASH ASSOCIATES LTD
  TICKER:                N/A             CUSIP:     Y42539117
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve with or without modification,                        ISSUER          YES          FOR               FOR
the proposed Scheme of Amalgamation of the Transferor
 Companies with the Transferee Company as specified
and also by separate resolution, the proposed
provisions relating to creation of trust in respect
of the shares held by the Applicant Companies in each
 other, which are not be cancelled, in terms of
Clauses 5.02 to 5.05 of the Scheme as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JAIPRAKASH ASSOCIATES LTD
  TICKER:                N/A             CUSIP:     Y42539117
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company, pursuant to Section 372A and other
applicable provisions, if any, of the Companies Act,
1956 and subject to the approvals of Financial
Institutions/Banks and such other approvals as may be
 required, to make investment of/make loan to/provide
 guarantee/security of : 1) upto INR 500 Crores, in
one or more tranches, in the equity shares of Jaypee
Infratech Limited [JIL]; a subsidiary of the Company
and guarantee upto INR 500 Crores in favour of the
lender(s) of JIL for the financial assistance
availed/to be availed by JIL; ii) upto INR 200
Crores, in 1 or more tranches, in the equity shares
of Sangam Power Generation Company Limited; iii) upto
 INR 200 Crores, in 1 or more tranches, in the equity
 shares of Prayagraj Power Generation Company
Limited; iv) additional INR 4,500 Crores, in 1 or
more tranches, by way of investment in the equity
shares of / making loans to / providing Security or
Guarantee(s) for the loans granted to Jaypee Ganga
Infrastructure Corporation Limited [JGICL], a wholly
owned subsidiary of the Company, v) upto INR 500
Crores, in 1 or more tranches, by way of sponsor
support for Equity Investment in Bina Power Supply
Company Limited [BPSCL], a subsidiary of Jaiprakash
Power Ventures Limited which is a subsidiary of the
Company, and provide shortfall undertaking to meet
cost over run, if any, favouring the Lenders of
BPSCL; vi) upto INR 1,800 Crores by way of sponsor
support for Equity Investment in Jaiprakash Power
Ventures Limited [JPVL] in respect of 2 X 500MW
Jaypee Nigrie Super Thermal Power Project being set
up by JPVL, and provide shortfall undertaking to meet
 cost over run, if any, favouring the Lenders of
JPVL, as specified seeking approval of the Members,
notwithstanding the fact that the aggregate of the
investments so far made, securities so far provided,
loans/guarantees so far given by the Company along
with the proposed investments/sponsor
support/shortfall undertakings shall exceed 60% of
the paid-up capital and free reserves of, the Company
 or 100% of its free reserves, whichever is more, to
do all such acts, deeds and things as may be
expedient and necessary to give effect to this

PROPOSAL #S.2: Authorize the Company, pursuant to the                      ISSUER          YES          FOR               FOR
 provisions of Section 314 (1B) of the Companies Act,
 1956, the subject to the approval of the Central
Government, to Shri G.P. Gaur and Mrs. Rekha Dixit,
relatives of the Directors of the Company, for
holding/continuing to hold office or place of profit
under the Company at a monthly remuneration effective
 from the respective dates as specified seeking
approval of the Members together with the usual
allowance sand benefits, amenities and facilities
including accommodation, medical facilities, leave
travel assistance, personal accident insurance,
superannuation fund, retiring gratuity and provident
fund benefits applicable to other employees occupying
 similar post(s) within the same salary scale or
grade, with authority severally to the Board of
Directors or any of its Committees or the Executive
Chairman & CEO to sanction at its discretion
increment within the grade as the Board may deem fit
and proper and to sanction, at its discretion and in
due course, promotion to the next higher grade or
grades together with the usual allowances and
benefits as applicable to such higher grade or grades
 and to give increments within that grade or grades
as the Board/Committee/ Executive Chairman & CEO may
deem fit and proper; that the, remuneration payable
to the incumbents as aforesaid will be subject to
such modification(s) as the Central Government may
suggest or require which the Executive Chairman & CEO
 be and authorized to accept on behalf of the Company
 and which may be acceptable to the incumbents

PROPOSAL #S.3: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company, pursuant to Section 149(2A) and other
applicable provisions, if any, of the Companies Act,
1956, consent for commencing all or any of the
business as specified in Clauses Nos. 3,7 and 14 of
the 'other objects' Clause of the Memorandum of
Association of the Company

PROPOSAL #4.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, in supersession of the resolution passed by
 the shareholders of the Company in their meeting
held on 30 AUG 2007 and pursuant to Section 293(1)(d)
 and other applicable provisions, if any, of the
Companies Act, 1956, borrow from time to time any sum
 or sums of money, excluding interest accrued
thereon, which together with the moneys already
borrowed by the Company [apart from temporary loans
obtained from the Company's Bankers in the ordinary
course of business] shall not exceed, in the
aggregate, at any 1 time, INR 25,000 Crores,
excluding interest on the borrowings made by the
Company, irrespective of the fact that such aggregate
 amount of borrowing outstanding at any one time may
exceed the aggregate, for the time being, of the
paid-up capital of the Company and its free reserves,
 that is to say, reserves not set apart for any

PROPOSAL #5.: Re-appoint, pursuant to Sections 198,                        ISSUER          YES          FOR               FOR
269, 309, 310 and 311 read with Schedule XIII and
other applicable provisions, if any, of the Companies
 Act 1956, Shri Sunil Kumar Sharma, as Executive Vice
 Chairman of the Company for a further period of 5
years with effect from 18 MAR 2009 on the
remuneration and terms & conditions as specified;
pursuant to Section 198 and all other applicable
provisions of the Companies Act 1956, the
remuneration as specified be paid as minimum
remuneration to Shri Sunil Kumar Sharma
notwithstanding that in any FY of the Company during
his tenure as Executive Vice Chairman, the Company
has made no profits or profits are inadequate; and
authorize the Board of Directors of the Company to
after or vary the terms of appointment of the
appointee including relating to remuneration, as it
may at its discretion, deem fit, from time to time,
provided that the remuneration is within the limit
laid down in the then subsisting respective

PROPOSAL #6.: Re-appoint, pursuant to Sections 198,                        ISSUER          YES          FOR               FOR
269, 309, 310 and 311 read with Schedule XIII and
other applicable provisions, if any, of the Companies
 Act 1956, Shri Pankaj Gaur as Jt. Managing Director
[Construction] of the Company for a further period of
 5 years with effect from 01 JUL 2009 on the
remuneration and terms & conditions as specified;
that pursuant to Section 198 and all other applicable
 provisions of the Companies Act, 1956, the
remuneration as specified be paid as minimum
remuneration to Shri Pankaj Gaur notwithstanding that
 in any FY of the Company during his tenure as Jt.
Managing Director [Construction], the Company has
made no profits or profits are in adequate; and
authorize the Board of Directors of the Company, to
alter or vary the terms of appointment of the
appointee including relating to remuneration, as it
may at its discretion, deem fit, from time to time
provided that the remuneration is within the limit
laid down in then subsisting respective provisions of
 the Companies Act, 1956

PROPOSAL #7.: Authorize the Board, pursuant to                             ISSUER          YES          FOR               FOR
Sections 198, 269, 309, 310 and 311 read with
Schedule XIII and other applicable provisions, if
any, of the Companies Act 1956, to there appointment
of Shri S.D. Nailwal as Whole-time Director of the
Company for a further period of 5 years with effect
from 01 JUL 2009 on the remuneration and terms &
conditions as specified; pursuant to Section 198 and
all other applicable provisions of the Companies Act,
 1956, the remuneration as specified paid as minimum
remuneration to Shri S. D. Nailwal notwithstanding
that in any FY of the Company during his tenure as
Whole-time Director, the Company has made no profits
or profits are inadequate; and authorize the Board of
 Directors of the Company to alter or vary the terms
of appointment of the appointee including relating to
 remuneration, as it may at its discretion, deem fit,
 from time to time, provided that the remuneration is
 within the limit laid down in then subsisting
respective provisions of the Companies Act 1956

PROPOSAL #8.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company [which expression shall include any
Committee of the Board duly constituted/to be
constituted], in terms of Section 293(1)(a) and other
 applicable provisions, if any, of the Companies Act,
 1956, to mortgage and/or charge, in favour of the
respective lenders/trustees, subject to the-existing
charges: i) immovable and movable properties of the
Company, wheresoever situate, present and future, in
such manner as may be decided in consultation with
the Financial Institution/Debenture Trustee to or in
favour of IDBI Trusteeship Services Limited acting as
 Trustee to secure 3000-11.80% redeemable, non
convertible debentures [NCDs] of the Company of INR10
 lacs each for cash at par, aggregating INR 300
crores and 1500-12.40% redeemable, Non Convertible
Debentures [NCDs] of the Company of INR 10 lacs each
for cash at par, aggregating INR 150 Crores both
privately placed with Life Insurance Corporation of
India [LIC]; ii) entire immovable & movable fixed
assets of the Company, wheresoever  situate, present
and future [except where exclusive charge has been
created in favour of lenders] as first pari passu
charge, in such manner as agreed/may be agreed
between the Company and the respective
Lenders/Trustees, to secure the
loans/debentures/financial assistance of., INR 100
Crores granted by State Bank of Hyderabad; INR 200
Crores granted by Allahabad Bank; INR 50 Crores
granted by the Karur Vysya Bank Limited [to be
secured byway of pari passu charge on fixed assets of
 Sidhi Cement Plant with the existing lenders of the
Sidhi Cement Plant] INR 50 Crores granted by Yes Bank
 Limited [to be secured by way of pari passu charge
on fixed assets of Sidhi Cement Plant with the
existing lenders of the Sidhi Cement Plant], INR 160
Crores granted by UCO Bank [to be secured by way of
exclusive charge on the fixed assets of Cement
Grinding Unit at Roorkee] INR 80 Crores granted by
ING Vysya Bank Limited [to be secured by way of pari
passu charge on the fixed assets of Jaypee Himachal
Cement Project with the existing lenders of Jaypee
Himachal Cement Project], INR 400 Crores through
secured Non-Convertible Debentures subscribed by Axis
 Bank Ltd., in favour of Axis Trustee Services
Limited, INR 60 Crores towards additional Working
Capital by way of Second Charge on fixed assets of
the Company, together with interest thereon at the
respective agreed rates, compound interest,
additional interest, liquidated damages, premia on
prepayment, costs, charges, expenses, Trustees
remuneration and other monies payable by the Company
to LIC/ Debenture Trustees and to the said lenders in
 respect of the aforesaid facilities under debenture
subscription/loan agreement entered/to be entered

PROPOSAL #9.: Authorize the Company in terms of                            ISSUER          YES          FOR               FOR
Section 293(1)(a) and other applicable provisions, if
 any, of the Companies Act, 1956, [including any
amendment thereto or re-enactment thereof]
[hereinafter referred to as the Act], the provisions
of the Securities and Exchange Board of India [issue
and Listing of Debt Securities] Regulations, 2008,
the provisions of the Securities and Exchange Board
of India [Debenture Trustees] Regulations, 1993, the
provisions of the Foreign Exchange Management Act,
1999 and the rules and regulations there under, to
the Board of Directors of the Company [which
expression shall include any Committee thereof, duly
constituted or to be constituted] to create a further
 mortgage and/or charge, on such terms and conditions
 and at such time(s) and in such form and manner, and
 with such ranking as to priority as the Board in its
 absolute discretion thinks fit, on the whole or
substantially the whole of the Company's, any one or
more of the undertakings or all of the undertakings,
including present or future properties, whether
immovable or movable, comprised in any undertaking of
 the Company, as may be agreed to in favour of the
bank or banks, Financial Institutions, person(s),
hereinafter referred to as the lenders, and/or
trustees to secure borrowings upto an aggregate
amount not exceeding INR 4000,00,00,000 as approved
at the meeting of the Board of Directors held on 27
APR 2009, together with interest at the respective
agreed rates by issue of the secured and/or unsecured
 and/ or partly secured Non Convertible Debentures to
 be issued in one or more tranches, from one or more
lenders/investors, inside or outside India, by way of
 public offer or private placement, whether listed on
 an Indian or overseas stock exchange [whether on
issue or subsequent to issue], in US Dollars or in
Indian rupees or partly in Indian rupees and partly
in US Dollars, or in any other currency or currencies
 [including raising different tranches in different
currencies or denominating the principal amount
payable in one currency and interest in another] as
may be determined by the Board in the best interests
of the Company subject to the aforesaid cap of INR
4000,00,00,000, in 1 or more tranches and at one or
more occasions at the sole discretion of the Board,
at such commercial terms and conditions as to
interest rate, and other terms and conditions [for
each tranche /occasion] as may be determined by the
Board at its sole discretion together with interest,
at the respective agreed rates, compound interest,
additional interest, commitment charges, costs,
charges, expenses and other monies covered by the
aforesaid financial assistance under the respective
documents, entered into by the Company in respect of
the said debentures/bonds /other instrument(s) in
terms of their issue; the securities to be created by
 the Company aforesaid may rank prior/pad
passu/second ranking charge on the present and future
 assets of the Company, prior/pari passu/subservient
with/to the mortgages and/or charges already created

PROPOSAL #10.: Approve, the consent of the Members of                      ISSUER          YES        AGAINST           AGAINST
 the Company be granted in terms of Section 293(1)(a)
 and other applicable provisions, if any, of the
Companies Act 1956, to create mortgage and/or charge,
 on such terms and conditions and at such time(s) and
 in such form and manner, and with such ranking as to
 priority as the, Board in its absolute discretion
may deem fit, on the whole or substantially the whole
 of the Company's' any 1 or more of the undertakings
or all of the undertakings, including present or
future properties, whether immovable or movable,
comprised in any undertaking of the Company, as may
be agreed to in favour of the Bank(s), Financial
Institution(s) or other person(s), hereinafter
referred to as the lenders, and/or trustees to secure
 the borrowings up to an aggregate amount not
exceeding INR 25,000 Crores together with interest at
 the respective agreed rates by way of loans or by
issue of non-convertible debentures, bonds, term
loans, and/or other instruments including foreign
currency borrowings, as the Board may in its absolute
 discretion deem fit, to be issued in one or more
tranches, to Indian/ foreign banks, institutions,
investors, mutual funds, companies, other corporate
bodies, resident/non-resident Indians, foreign
nationals, and other eligible: investors, and upon
such terms and conditions, as may be decided by the
Board, including any increase as a result of
devaluation/revaluation or fluctuation in the rates
of exchange, together with interest, at the
respective agreed. rates, compound interest,
additional interest, liquidated damages, commitment
charges, premia on prepayment or on redemption,
costs, charges, expenses and other monies covered by
the aforesaid financial assistance under the
respective documents, entered into by the Company in
respect of the said debentures/bonds/term loans/other
 instrument(s) in terms of their issue; the
securities to be created by the Company as aforesaid
may rank prior/pad passu/subservient with/to the
mortgages and/or charges already created or to be
created in future by the Company and as may be agreed

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JBS S A
  TICKER:                N/A             CUSIP:     P59695109
  MEETING DATE:          3/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Amend the Company's Corporate Bylaws,                        ISSUER          YES          FOR               FOR
to include a new Article expressly and categorically
prohibiting the Company and any of its subsidiaries,
be they direct or indirect, to enter into any
contracts for the sale of shares, if the company in
question does not have the sale of shares included
within its Corporate purpose, in accordance with the
proposal approved by the Board of Directors of the
Company

PROPOSAL #II.: Amend the Section III of the Corporate                      ISSUER          YES          FOR               FOR
 Bylaws of the Company to review the composition and
authority of the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JBS S A
  TICKER:                N/A             CUSIP:     P59695109
  MEETING DATE:          3/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the administrators accounts,                         ISSUER          YES          FOR               FOR
the financial statements and the Independent Auditors
 report regarding the FYE on 31 DEC 2008

PROPOSAL #2.: Approve the allocation of the results                        ISSUER          YES          FOR               FOR
from the FYE on 31 DEC 2008 and the distribution of
the total amount of BRL 102,254,642.23 to the
shareholders of the Company on 30 MAR 2009, as
payment of dividends, with the exclusion of the
shares held in treasury on 30 MAR 2009

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #4.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee

PROPOSAL #5.: Approve to set the total annual payment                      ISSUER          YES          FOR               FOR
 for the Members of the Board of Directors and the
Members of the Finance Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JBS S A
  TICKER:                N/A             CUSIP:     P59695109
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Amend the Company's Corporate Bylaws,                        ISSUER          YES          FOR               FOR
to include a new Article expressly and categorically
prohibiting the Company and any of its subsidiaries,
be they direct or indirect, to enter into any
contracts for the sale of shares, if the company in
question does not have the sale of shares included
within its Corporate purpose, in accordance with the
proposal approved by the Board of Directors of the
Company

PROPOSAL #II.: Amend the Section III of the Corporate                      ISSUER          YES          FOR               FOR
 Bylaws of the Company to review the composition and
authority of the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JBS S A
  TICKER:                N/A             CUSIP:     P59695109
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the administrators accounts,                         ISSUER          YES          FOR               FOR
the financial statements and the Independent Auditors
 report regarding the FYE on 31 DEC 2008

PROPOSAL #2.: Approve the allocation of the results                        ISSUER          YES          FOR               FOR
from the FYE on 31 DEC 2008 and the distribution of
the total amount of BRL 102,254,642.23 to the
shareholders of the Company on 30 MAR 2009, as
payment of dividends, with the exclusion of the
shares held in treasury on 30 MAR 2009

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #4.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee

PROPOSAL #5.: Approve to set the total annual payment                      ISSUER          YES          FOR               FOR
 for the Members of the Board of Directors and the
Members of the Finance Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JBS SA
  TICKER:                N/A             CUSIP:     P59695109
  MEETING DATE:          7/1/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve to rectify and ratify the                            ISSUER          YES          FOR               FOR
quantity of shares issued by JBS that are
contemplated for the purposes of the payment of
dividends in JBS and in the JBS AGM held on 30 APR
2008, in accordance with information contained in the
 JBS notice to the market released on14 MAY 2008

PROPOSAL #II.: Elect a full Member of the Finance                          ISSUER          YES          FOR               FOR
Committee, and his or her respective alternate,
recommended by the shareholder Bndes Partic Ipacoes
S.A. Bndespar, the Member of the Finance Committee
that is elected to fill that position will remain in
the position until the end of the term of office of
the others Members of the Finance Committee, which
ends at the 2009 AGM

PROPOSAL #III.: Approve to verify the subscription of                      ISSUER          YES          FOR               FOR
 shares and confirm the increase in share capital of
JBS, and in the JBS EGM held on 11 APR 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JIANGSU EXPRESSWAY CO LTD
  TICKER:                N/A             CUSIP:     Y4443L103
  MEETING DATE:          3/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Amend the Article 8 and 16 of the                           ISSUER          YES          FOR               FOR
Articles of Association of the Company as specified,
pursuant to the requirements of the Jiangsu
Securities Regulatory Bureau of the China Securities
Regulatory Commission to establish a long-standing
mechanism for further regulation of capital flows
between the listed Company and its major shareholders
 or other connected parties

PROPOSAL #2.: Appoint Mr. Qian Yong Xiang as an                            ISSUER          YES          FOR               FOR
Executive Director of the Company and that an
Executive Director services contract be entered into
with Mr. Qian with a tenure commencing from the date
of the 2009 First EGM and ending on the date of the
2008 AGM

PROPOSAL #3.: Appoint Mr. Yang Gen Lin as a                                ISSUER          YES          FOR               FOR
Supervisor of the Company and that a Supervisor
appointment letter be entered into with Mr. Yang with
 a tenure commencing from the date of the 2009 First
EGM and ending on the date of the 2008 AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JIANGSU EXPRESSWAY CO LTD
  TICKER:                N/A             CUSIP:     Y4443L103
  MEETING DATE:          6/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for the YE 31 DEC 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the YE 31 DEC 2008

PROPOSAL #3.: Approve the annual budget report for                         ISSUER          YES          FOR               FOR
year 2008

PROPOSAL #4.: Approve the audited accounts and the                         ISSUER          YES          FOR               FOR
Auditor report for the YE 31 DEC 2008

PROPOSAL #5.: Approve the Profit Distribution Scheme                       ISSUER          YES          FOR               FOR
of the Company in respect of the final dividend for
the YE 31 DEC 2008: the Company proposed to declare a
 cash dividend of RMB 0.27 per Share [Tax inclusive]

PROPOSAL #6.: Appoint Deloitte Touche Tohmatsu                             ISSUER          YES          FOR               FOR
Certified Public Accountants Limited and Deloitte
Touche Tohmatsu respectively as the Company's
Domestic and International Auditors with a confirmed
annual remuneration of RMB 2.1 million

PROPOSAL #7.1: Appoint Mr. Shen Chang Quan as a Non-                       ISSUER          YES          FOR               FOR
executive Director of the Company and the signing of
a letter of appointment between the Company and Mr.
Shen with the tenure of office from the date of the
2008 AGM to the date of the 2011 AGM

PROPOSAL #7.2: Appoint Mr. Sun Hong Ning as a Non-                         ISSUER          YES          FOR               FOR
executive Director of the Company and the signing of
a letter of appointment between the Company and Mr.
Sun with the tenure of office from the date of the
2008 AGM to the date of the 2011 AGM

PROPOSAL #7.3: Appoint Mr. Chen Xiang Hui as a Non-                        ISSUER          YES          FOR               FOR
executive Director of the Company and the signing of
a letter of appointment between the Company and Mr.
Chen with the tenure of office from the date of the
2008 AGM to the date of the 2011 AGM

PROPOSAL #7.4: Appoint Madam Zhang Yang as a Non-                          ISSUER          YES          FOR               FOR
executive Director of the Company and the signing of
a letter of appointment between the Company and Madam
 Zhang with the tenure of office from the date of the
 2008 AGM to the date of the 2011 AGM

PROPOSAL #7.5: Appoint Mr. Qian Yongxiang as an                            ISSUER          YES          FOR               FOR
Executive Director of the Company and the signing of
an Executive Director service contract between the
Company and Mr. Qian with the tenure of office from
the date of the 2008 AGM to the date of the 2011 AGM

PROPOSAL #7.6: Appoint Mr. Du Wen Yi as a Non-                             ISSUER          YES        AGAINST           AGAINST
executive Director of the Company and the signing of
a letter of appointment between the Company and Mr.
Du with the tenure of office from the date of the
2008 AGM to the date of the 2011 AGM

PROPOSAL #7.7: Appoint Mr. Cui Xiao Long as a Non-                         ISSUER          YES          FOR               FOR
executive Director of the Company and the signing of
a letter of appointment between the Company and Mr.
Cui with the tenure of office from the date of the
2008 AGM to the date of the 2011 AGM

PROPOSAL #7.8: Appoint Mr. Fan Cong Lai as an                              ISSUER          YES          FOR               FOR
Independent Non-executive Director of the Company and
 the signing of an Independent Non-executive Director
 Service Contract between the Company and Mr. Fong
with the tenure of office from the date of the 2008
AGM to the date of the 2011 AGM and an annual
Director's fee of RMB 50,000 [after Tax]

PROPOSAL #7.9: Appoint Mr. Chen Dong Hua as an                             ISSUER          YES          FOR               FOR
Independent Non-executive Director of the Company and
 the signing of an Independent Non-executive Director
 Service Contract between the Company and Mr. Fong
with the tenure of office from the date of the 2008
AGM to the date of the 2011 AGM and an annual
Director's fee of RMB 50,000 [after Tax]

PROPOSAL #8.1: Appoint Mr. Yang Gen Lin as a                               ISSUER          YES          FOR               FOR
Supervisor of the Company and the signing of a letter
 of appointment between the Company and Mr. Yang with
 the tenure of office from the date of the 2008 AGM
to the date of the 2011 AGM

PROPOSAL #8.2: Appoint Mr. Zhang Cheng Yu as a                             ISSUER          YES          FOR               FOR
Supervisor of the Company and the signing of a letter
 of appointment between the Company and Mr. Zhang
with the tenure of office from the date of the 2008
AGM to the date of the 2011 AGM

PROPOSAL #8.3: Appoint Madam Hu Yu as a Supervisor of                      ISSUER          YES          FOR               FOR
 the Company and the signing of a letter of
appointment between the Company and Madam Hu with the
 tenure of office from the date of the 2008 AGM to
the date of the 2011 AGM

PROPOSAL #S.9: Amend the reference of the Company's                        ISSUER          YES          FOR               FOR
business licence number in Article 1.2 of the
Articles of Association of the Company from
3200001100976 to 320000000004194

PROPOSAL #S.10: Amend the reference of the Company's                       ISSUER          YES          FOR               FOR
registered address in Article 1.5 of the Articles of
Association of the Company from 238 Maqun Street,
Nanjing City, Jiangsu Province, China to 6 Maqun
Road, Nanjing City, Jiangsu Province, China

PROPOSAL #S.11: Approve to append the following                            ISSUER          YES          FOR               FOR
provision to Article 18.9 of the Articles of
Association of the Company: the accumulated profits
distributed in cash by the Company over the latest 3
years shall represent no less than 30% of the average
 annual distributable profits realized for the latest
 3 years

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JIANGXI COPPER CO LTD
  TICKER:                N/A             CUSIP:     Y4446C100
  MEETING DATE:          3/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, the consolidated                         ISSUER          YES          FOR               FOR
supply and services agreement I [the Consolidated
Supply and Services Agreement I] entered into between
 the Company and Jiangxi Copper Corporation [JCC] on
14 JAN 2009 in respect of the supply of various
materials, provision of industrial services and
miscellaneous services by JCC and its subsidiaries
from time to time [other than the Group [as
specified]] to the Company and its subsidiaries from
time to time [collectively, the Group] [as specified]
 and the transactions contemplated there under; the
maximum limit of the amount involved under the
Consolidated Supply and Services Agreement I for the
period from the date on which this resolution is
passed to 31 DEC 2009 and the 2 financial years
ending 31 DEC 2010 and 31 DEC 2011 shall not exceed
RMB 2,651,942,000, RMB 3,122,962,000 and RMB
3,593,292,000 respectively; and authorize any
Director of the Company for and on behalf of the
Company to sign, seal, execute, perfect, deliver and
do all such documents, deeds, acts, matters and
things as he may in his discretion consider necessary
 or desirable or expedient for the purpose of or in
connection with the Consolidated Supply and Services
Agreement I and to make and agree such variations of
a non-material nature in or to the terms of the
Consolidated Supply and Services Agreement I as he
may in his discretion consider to be desirable and in
 the interests of the Company

PROPOSAL #2.: Approve and ratify, the consolidated                         ISSUER          YES          FOR               FOR
supply and services agreement II [the Consolidated
Supply and Services Agreement II] entered into
between the Company and Jiangxi Copper Corporation
[JCC] on 14 JAN 2009 in respect of the supply of
various materials and provision of industrial
services by the Company and its subsidiaries from
time to time [collectively, the Group] to JCC and its
 subsidiaries from time to time [other than the
Group] [as specified] and the transactions
contemplated there under; the maximum limit of the
amount involved under the Consolidated Supply and
Services Agreement II for the period from the date on
 which this resolution is passed to 31 DEC 2009 and
the 2 financial years ending 31 DEC 2010 and 31 DEC
2011 shall not exceed RMB 726,463,000, RMB
904,819,000 and RMB 1,096,005,000 respectively; and
authorize any Director of the Company for and on
behalf of the Company to sign, seal, execute,
perfect, deliver and do all such documents, deeds,
acts, matters and things as he may in his discretion
consider necessary or desirable or expedient for the
purpose of or in connection with the Consolidated
Supply and Services Agreement II and to make and
agree such variations of a non-material nature in or
to the terms of the Consolidated Supply and Services
Agreement II as he may in his discretion consider to

PROPOSAL #3.: Approve and ratify, the financial                            ISSUER          YES        AGAINST           AGAINST
services agreement [the Financial Services Agreement]
 entered into between JCC Finance Company Limited
[JCC Financial] and Jiangxi Copper Corporation [JCC]
on 14 JAN 2009 in respect of the provision of
financial services by JCC Financial to JCC and its
subsidiaries from time to time [other than the
Company and its subsidiaries] [as specified] and the
transactions contemplated there under; the maximum
limit of the amount involved in the credit services
contemplated under the Financial Services Agreement
for the period from the date on which this resolution
 is passed to 31 DEC 2009 and the 2 financial years
ending 31 DEC 2010 and 31 DEC 2011 shall not exceed
RMB 1,842,000,000, RMB 3,192,000,000 and RMB
4,542,000,000 respectively; and authorize any
Director of the Company for and on behalf of the
Company to sign, seal, execute, perfect, deliver and
do all such documents, deeds, acts, matters and
things as he may in his discretion consider necessary
 or desirable or expedient for the purpose of or in
connection with the Financial Services Agreement and
to make and agree such variations of a non-material
nature in or to the terms of the Financial Services
Agreement as he may in his discretion consider to be
desirable and in the interests of the Company

PROPOSAL #4.: Approve, conditional upon Resolution                         ISSUER          YES          FOR               FOR
No. 5 as set out in the notice of the EGM of the
Company dated 23 JAN 2009 convening this meeting
being passed, the Company may send or supply
Corporate Communications to its shareholders of H
Shares [in relation to whom the conditions set out
below are met] by making such Corporate
Communications available on the Company's own website
 and the website of The Stock Exchange of Hong Kong
Limited or in printed forms [in English only, in
Chinese only or in both English and Chinese] and
authorize any Director of the Company for and on
behalf of the Company to sign all such documents
and/or do all such things and acts as the Director
may consider necessary or expedient and in the
interest of the Company for the purpose of effecting
or otherwise in connection with the Company's
proposed communication with its shareholders of H
Shares through the Company's website and the website
of The Stock Exchange of Hong Kong Limited or in
printed forms, the supply of Corporate Communications
 by making such Corporate Communications available on
 the Company's own website and the website of The
Stock Exchange of Hong Kong Limited is subject to the
 fulfillment of the specified conditions: i) each
holder of H shares has been asked individually by the
 Company to agree that the Company may send or supply
 Corporate Communications generally, or the Corporate
 Communications in question, to him by means of the
Company's own website; and ii) the Company has not
received a response indicating objection from the
holder of H shares within a period of 28 days
starting from the date on which the Company's request
 was sent, for purpose of this Resolution, Corporate
Communication(s) means any document issued or to be
issued by the Company for the information or action
of holders of any of its securities, including but
not limited to: (a) the directors' report, its annual
 accounts together with a copy of the auditor's
report and its summary financial report; (b) the
interim report and its summary interim report; (c) a
notice of meeting; (d) a listing document; (e) a

PROPOSAL #S.5: Approve the amendments to the Articles                      ISSUER          YES          FOR               FOR
 of Association of the Company [details of which are
set out in the section headed Proposed Amendments to
the Articles of Association of the Letter from the
Board of the circular dispatched to shareholders of
the Company on 23 JAN 2009] and authorize any 1
Director or secretary to the Board of Directors of
the Company to deal with on behalf of the Company the
 relevant filing, amendments and registration [where
necessary] procedures and other related issues
arising from the amendments to the Articles of
Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JIANGXI COPPER CO LTD
  TICKER:                N/A             CUSIP:     Y4446C100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for the year of 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the year of 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements and the Auditors' report for the year of

PROPOSAL #4.: Approve the proposal for distribution                        ISSUER          YES          FOR               FOR
of profit of the Company for the year of 2008

PROPOSAL #5.: Approve, ratify and confirm the revised                      ISSUER          YES        AGAINST           AGAINST
 Financial Services Agreement [the Revised Financial
Services Agreement] entered into between JCC Finance
Company Limited [JCC Financial] and Jiangxi Copper
Corporation [JCC] on 24 APR 2009 in respect of the
provision of financial services by JCC Financial to
JCC and its subsidiaries from time to time [other
than the Company and its subsidiaries] [as specified]
 and the transactions contemplated thereunder; the
maximum limit of the amount involved in the credit
services contemplated under the Revised Financial
Services Agreement for the period from the date on
which this resolution is passed to 31 DEC 2009 and
the 2 financial years ending 31 DEC 2010 and 31 DEC
2011 shall not exceed RMB 922,000,000, RMB
1,402,000,000 and RMB 1,602,000,000 respectively; and
 authorize any Director of the Company for and on
behalf of the Company to sign, seal, execute,
perfect, deliver and do all such documents, deeds,
acts, matters and things as he may in his discretion
consider necessary or desirable or expedient for the
purpose of or in connection with the Revised
Financial Services Agreement and to make and agree
such variations of a non-material nature in or to the
 terms of the Revised Financial Services Agreement as
 he may in his discretion consider to be desirable
and in the interests of the Company

PROPOSAL #6.i: Elect Mr. Li Yihuang as a Director of                       ISSUER          YES          FOR               FOR
the Company for the next term of office commencing on
 the date of this AGM to the date of the AGM of the
Company for the year of 2011

PROPOSAL #6.ii: Elect Mr. Li Baomin as a Director of                       ISSUER          YES          FOR               FOR
the Company for the next term of office commencing on
 the date of this AGM to the date of the AGM of the
Company for the year of 2011

PROPOSAL #6.iii: Elect Mr. Gao Jianmin as a Director                       ISSUER          YES          FOR               FOR
of the Company for the next term of office commencing
 on the date of this AGM to the date of the AGM of
the Company for the year of 2011

PROPOSAL #6.iv: Elect Mr. Liang Qing as a Director of                      ISSUER          YES          FOR               FOR
 the Company for the next term of office commencing
on the date of this AGM to the date of the AGM of the
 Company for the year of 2011

PROPOSAL #6.v: Elect Mr. Gan Chengjiu as a Director                        ISSUER          YES          FOR               FOR
of the Company for the next term of office commencing
 on the date of this AGM to the date of the AGM of
the Company for the year of 2011

PROPOSAL #6.vi: Elect Mr. Hu Qingwen as a Director of                      ISSUER          YES          FOR               FOR
 the Company for the next term of office commencing
on the date of this AGM to the date of the AGM of the
 Company for the year of 2011

PROPOSAL #6.vii: Elect Mr. Shi Jialiang as Directors                       ISSUER          YES          FOR               FOR
of the Company for the next term of office commencing
 on the date of this AGM to the date of the AGM of
the Company for the year of 2011

PROPOSAL #6viii: Elect Mr. Wu Jianchang as a Director                      ISSUER          YES          FOR               FOR
 of the Company for the next term of office
commencing on the date of this AGM to the date of the
 AGM of the Company for the year of 2011

PROPOSAL #6.ix: Elect Mr. Tu Shutian as a Director of                      ISSUER          YES          FOR               FOR
 the Company for the next term of office commencing
on the date of this AGM to the date of the AGM of the
 Company for the year of 2011

PROPOSAL #6.x: Elect Mr. Zhang Rui as Directors of                         ISSUER          YES          FOR               FOR
the Company for the next term of office commencing on
 the date of this AGM to the date of the AGM of the
Company for the year of 2011

PROPOSAL #6.xi: Elect Mr. Gao Dezhu as a Director of                       ISSUER          YES          FOR               FOR
the Company for the next term of office commencing on
 the date of this AGM to the date of the AGM of the
Company for the year of 2011

PROPOSAL #7.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
enter into service contract and/or appointment letter
 with each of the newly elected Executive Directors
and the Independent Non-executive Directors
respectively subject to such terms and conditions as
the Board of Directors shall think fit and to do all
such acts and things to give effect to such matters

PROPOSAL #8.i: Elect Mr. Hu Faliang as a Supervisor                        ISSUER          YES          FOR               FOR
of the Company representing the shareholders of the
Company and to confirm the appointment of the
Supervisors representing the staff and workers of the
 Company for the next term of office commencing on
the date of this AGM to the date of the AGM of the
Company for the year 2011

PROPOSAL #8.ii: Elect Mr. Wu Jinxing as a Supervisor                       ISSUER          YES          FOR               FOR
of the Company representing the shareholders of the
Company and to confirm the appointment of the
Supervisors representing the staff and workers of the
 Company for the next term of office commencing on
the date of this AGM to the date of the AGM of the
Company for the year 2011

PROPOSAL #8.iii: Elect Mr. Wan Sujuan as a Supervisor                      ISSUER          YES          FOR               FOR
 of the Company representing the shareholders of the
Company and to confirm the appointment of the
Supervisors representing the staff and workers of the
 Company for the next term of office commencing on
the date of this AGM to the date of the AGM of the
Company for the year 2011

PROPOSAL #8.iv: Elect Mr. Xie Ming as a Supervisor of                      ISSUER          YES          FOR               FOR
 the Company representing the shareholders of the
Company and to confirm the appointment of the
Supervisors representing the staff and workers of the
 Company for the next term of office commencing on
the date of this AGM to the date of the AGM of the
Company for the year 2011

PROPOSAL #8.v: Elect Mr. Lin Jinliang as a Supervisor                      ISSUER          YES          FOR               FOR
 of the Company representing the shareholders of the
Company and to confirm the appointment of the
Supervisors representing the staff and workers of the
 Company for the next term of office commencing on
the date of this AGM to the date of the AGM of the
Company for the year 2011

PROPOSAL #9.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
enter into service contract or appointment letter
with each of the newly elected Supervisors subject to
 such terms and conditions as the Board of Directors
shall think fit and to do all such acts and things to
 give effect to such matters

PROPOSAL #10.: Approve the annual remunerations of                         ISSUER          YES          FOR               FOR
each newly elected Executive Directors, Independent
Non-executive Directors and the Supervisors during
their terms of office as follows: i) each Internal
Executive Director is entitled to receive basic
annual remuneration of RMB 700,000 [Tax inclusive]
and the remuneration committee of the Company will
pursuant to the actual increment of business to
determine the annual growth rate, but in any event
which will not be more than 30%; ii) each External
Executive Director is entitled to receive annual
remuneration of RMB 180,000 [Tax inclusive]; iii)
each Independent Non-executive Director is entitled
to received annual allowance [or travel expense] of
RMB 50,000 [Tax inclusive]; iv) each Supervisors
[except the External Supervisor who was being
nominated by the substantial shareholder following
the recommendation of its de facto controller] is
entitled to receive basic annual remuneration of RMB
500,000 [Tax inclusive], the Remuneration Committee
of the Company will pursuant to the actual increment
of business to determine the annual growth rate, but
in any event which will not be more than 30%; and v)
the remuneration of the External Director and
Supervisor [elected after being nominated by the
substantial shareholder following the recommendation
of its de facto controller] will be determined by the
 remuneration committee of the Company pursuant to

PROPOSAL #11.: Appoint Ernst & Young Hua Ming and                          ISSUER          YES          FOR               FOR
Ernst & Young as the Company's PRC and the
International Auditors for the year of 2009 and
authorize the Board of Directors of the Company to
determine their remunerations and any 1 Executive
Director of the Company to enter into the service
agreement and any other related documents with Ernst
& Young Hua Ming and Ernst & Young

PROPOSAL #S.12: Approve, subject to the limitations                        ISSUER          YES        AGAINST           AGAINST
imposed and in accordance with the Rules Governing
the Listing of Securities on The Stock Exchange of
Hong Kong Limited [the Listing Rules], the Company
Law of the People's Republic of China [the Company
Law], and other applicable rules and regulations of
the People's Republic of China [the PRC] [in each
case as amended from time to time], a general
unconditional mandate be and is hereby granted to the
 Board of Directors of the Company [the Board of
Directors] to exercise once or more than once during
the Relevant Period [as defined below] all the powers
 of the Company to allot and issue new overseas
foreign listed shares of the Company [H Shares] on
such terms and conditions as the Board of Directors
may determine and that, in the exercise of their
power to allot and issue shares, the authority of the
 Board of Directors shall include [without
limitation]: i) the determination of the number of
the H Shares to be issued; ii) the determination of
the issue price of the new H Shares; iii) the
determination of the opening and closing dates of the
 issue of new H Shares; iv) the determination of the
number of new H Shares to be issued to the existing
shareholders [if any]; v) the making or granting
offers, agreements and options which might require
the exercise of such powers; upon the exercise of the
 powers pursuant to as specified, the Board of
Directors may during the Relevant Period make and
grant offers, agreements and options which might
require the H Shares relating to the exercise of the
authority thereunder being allotted and issued after
the expiry of the Relevant Period; the aggregate
nominal amount of the H Shares to be allotted or
conditionally or unconditionally agreed to be
allotted and issued [whether pursuant to the exercise
 of options or otherwise] by the Board of Directors
pursuant to the authority granted under as specified
above [excluding any shares which may be allotted and
 issued upon the conversion of the capital reserve
fund into capital in accordance with the Company Law
or the Articles of Association of the Company] shall
not exceed 20% of the aggregate nominal amount of the
 H Shares in issue as at the date of passing of this
Resolution; the Board of Directors of the Company in
exercising the mandate granted under as specified
above shall comply with the Company Law, other
applicable laws and regulations of the PRC, the
Listing Rules and the rules of the stock exchanges
and regulatory authority of the relevant places where
 the shares of the Company are listed [in each case,
as amended from time to time] and be subject to the
approval of the China Securities Regulatory
Commission and relevant authorities of the PRC;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or 12 months from the
date of passing of this resolution]; the Board of
Directors shall, subject to the relevant approvals
being obtained from the relevant authorities and to
the compliance with the Company Law and other

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JINDAL STEEL & POWER LTD
  TICKER:                N/A             CUSIP:     Y4447P100
  MEETING DATE:          7/24/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors,                           ISSUER          YES          FOR               FOR
pursuant to the provisions of Section 372A and other
applicable provisions, if any, of the Companies Act,
1956, to make the investments, give loans/guarantees
and provide securities to or on behalf of the
following Companies for the amounts shown against
them which shall be over and above the aggregate
amounts already approved by Board/Shareholders as the
 case may be, as specified, to decide, from time to
time, the amounts to be invested, loans/ guarantees
to be given and securities to be provided to above
mentioned bodies corporate within the above mentioned
 limits, finalize terms and conditions, execute
necessary documents, delegate all such powers to Sub-
Committees/ Director(s) / Officer(s) of the Company
and ,do all acts, deeds and things which it considers
 proper for giving effect to this resolution

PROPOSAL #S.2: Approve to increase, subject to the                         ISSUER          YES          FOR               FOR
approval of Central Government and in terms of
Section 259 of the Companies Act, 1956, the maximum
strength of Board of Directors of the Company to 18
from the existing limit of 12; pursuant to the
provisions of Section 31 of the Companies Act, 1956,
existing Article 113 of Articles of Association of
the Company substituted by the Article 113 until
otherwise determined by a general meeting of the
Company and subject to the provisions of Section 252
of the Act, the number of Directors [excluding
Debenture and Alternate Directors] shall not be less
than 3 nor more than 18

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JINDAL STEEL & POWER LTD
  TICKER:                N/A             CUSIP:     Y4447P100
  MEETING DATE:          9/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the balance                       ISSUER          YES          FOR               FOR
sheet as at 31 MAR 2008 and profit and loss account
for the FYE on that date and the reports of the
Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Acknowledge the payment of interim                           ISSUER          YES          FOR               FOR
dividend of 150% on equity shares

PROPOSAL #4.: Re-appoint Smt. Savitri Jindal as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Shri  A.K. Purwar as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Appoint M/s. S.S. Kothari Mehta & Co.,                       ISSUER          YES          FOR               FOR
Chartered Accountants as the Auditors of the Company
to hold office from the conclusion of this meeting to
 the conclusion of the next AGM and approve to fix
their remuneration

PROPOSAL #7.: Appoint, in accordance with the                              ISSUER          YES          FOR               FOR
provisions of Section 257 and all other applicable
provisions, if any, of the Companies Act, 1956, Shri
R.V. Shahi as a Director of the Company, liable to
retire by rotation

PROPOSAL #8.: Appoint, in accordance with the                              ISSUER          YES          FOR               FOR
provisions of Section 257 and all other applicable
provisions, if any, of the Companies Act, 1956, Shri
Ashok Alladi as a Director of the Company, liable to
retire by rotation

PROPOSAL #9.: Appoint, in accordance with the                              ISSUER          YES          FOR               FOR
provisions of Section 257 and all other applicable
provisions, if any, of the Companies Act, 1956, Shri
A.K. Mukherji as a Director of the Company, liable to
 retire by rotation

PROPOSAL #10.: Authorize the Board of Directors of                         ISSUER          YES        AGAINST           AGAINST
the Company, pursuant to Section 293(1)(d) of the
Companies Act 1956 [including any statutory
modification or re-enactment thereof, for the time
being in force] and the Articles of Association of
the Company, to borrow moneys whether rupee loans or
foreign currency loans or other external commercial
borrowings [apart from temporary loans obtained from
the Company's Bankers in the ordinary course of
business] from the Banks and / or Financial/ Lending
Institutions or from any other sources such as,
Foreign Banks, Foreign Investment / Financial
Institutions or Funds or other Bodies, Authorities /
Entities located in India or abroad whether by way of
 cash credit, working capital, terms loan, advances
in any form, bill discounting or other forms of
credit, issue of non-convertible debentures / fully
convertible debentures / partly convertible
debentures with or without detachable or non-
detachable warrants or warrants of any other kind,
bonds, external commercial borrowings or other debt
instruments, or otherwise and whether unsecured or
secured by mortgage, charge, hypothecation, or pledge
 on the Company's assets and properties whether
moveable or immoveable or stock-in-trade [including
raw materials, stores, spare parts and components or
stock in transit] and work-in-progress of the Company
 on such terms and conditions as may be considered
suitable by the Board of Directors up to a limit the
outstanding of which should not exceed, at any given
time INR 25,000 crores; and authorize the Board, for
the purpose of giving effect to this resolution to do
 all such acts, deeds, matters and things, as it may
in its absolute discretion deem necessary, proper or
desirable, delegate all or any of these powers to any
 Committee of Directors or Managing Director or Whole
 time Director or Director of the Company and to
settle any question, difficulty or doubt that may
arise in this regard, to finalize and execute all
such deeds, documents and writings as may be
necessary, desirable or expedient as it may deem
necessary, desirable or expedient as it may deem fit

PROPOSAL #11.: Authorize the Board of Directors, in                        ISSUER          YES        AGAINST           AGAINST
terms of Section 293(1)(a) and all other applicable
provisions, if any, of the Companies Act, 1956 to the
 Board of Directors to mortgage/hypothecate and/or
create charge/pledge, etc. in addition to the
mortgages/ hypothecations/charges/pledges already
created by the Company, in such form and manner and
with such ranking and at such time and on such terms
as the Board may determine, on all or any of the
moveable and/or immoveable properties/assets of the
Company, both present and future and/or the whole or
any part of the undertaking[s] of the Company in
favor of the Banks, Financial Institutions, bodies
corporate, persons or any other lending institutions
whether situated in India or abroad, Agents and/or
Trustees for securing any loans, advances, working
capital facilities, bill discounting or any other
financial assistance, fully/partly convertible
debentures and/or secured non convertible debentures
with or without detachable or non-detachable warrants
 or secured premium notes, floating rate notes/bonds
or any other secured debt instruments or external
commercial borrowings in any form together with
interest, further interest thereon, compound interest
 in case of default, accumulated interest, all other
costs, charges and expenses payable by the Company up
 to a limit of INR 25,000 crores in term of Section
293(1)(d) of the Companies Act, 1956 and the
documents be finalized and executed by the Company in
 their favor and containing such terms and conditions
 and covenants in respect of enforcement of security
as may be stipulated in that behalf and agreed to
between the Board of Directors and the
lenders/trustees; and authorize the Board, for the
purpose of giving effect to this resolution, to do
all such acts, deeds, matters and things, as it may
in its absolute discretion deem necessary, proper or
desirable, delegate all or any of these powers to a
Committee of Directors or Managing Director or Whole
time Director or Director of the Company and to
settle any question, difficulty or doubt that may
arise in this regard, to finalize and execute all
such deeds, documents and writings as may be
necessary, desirable or expedient as it may deem
necessary, desirable or expedient as it may deem fit

PROPOSAL #S.12: Authorize the Board, in accordance                         ISSUER          YES        AGAINST           AGAINST
with the provisions of Section 81(1A) and all other
applicable provisions of the Companies Act 1956,
Foreign Exchange Management Act, 1999 [including any
regulation, statutory modification[s] or re-
enactment[s] thereof for the time being in force]
including but not limited to Foreign Exchange
Management [Transfer or Issue of Securities by a
Person Resident Outside India] Regulation, 2000, the
Issue of Foreign Currency Convertible Bonds and
Ordinary Shares [through Depository Receipt
Mechanism] Scheme 1993 and also the provisions of any
 other applicable laws, rules, regulations, and in
accordance with relevant provisions of Memorandum and
 Articles of Association of the Company, and subject
to the approval, consent, permission and or sanction
of the Ministry of Finance [MOF], Government of India
 [GOI], the Reserve Bank of India [RBI], Securities
and Exchange Board of India [SEBI] and or any other
appropriate authorities, Institutions or Bodies, as
may be necessary and subject to such conditions and
modifications as my be prescribed in granting such
approvals, consents and permissions, which may be
agreed to by the Board of Directors of the
Company,[hereinafter referred to as the Board which
term shall include a Committee of Directors] to
offer, issue and allot, in one or more tranches, any
securities including Global Depository Receipts [GDR]
 and/or American Depository Receipts [ADR] and/or
Foreign Currency Convertible Bonds [FCCB] and/or
convertible bonds/debentures and/or euro-convertible
Bonds whether cumulative/ redeemable/ partly/ fully
convertible/convertible and/or securities partly or
fully convertible into equity shares and/or
securities linked to equity shares and/or any
instruments or securities with or without detachable
warrants, or such other types of securities
representing either equity shares and/or convertible
securities, [hereinafter collectively referred to as
Securities] in India or in one or more foreign
market[s] to be subscribed in foreign
currency[ies]/Rupees by Foreign/Domestic Investors,
including Non-residents, Foreign Institutional
Investors, Non-Resident Indians, Foreign Nationals,
Corporate Bodies, Banks, Institutions, Mutual Funds
or such other eligible entities or persons as may be
decided by the Board in accordance with applicable
Laws, whether or not such persons/entities/investors
are members of the Company, through prospectus,
offering letter, circular Memorandum or through any
other mode, from time to time, as may be deemed
appropriate by the Board on such terms and conditions
 as the Board may, in its sole and absolute
discretion, deem fit up to USD 750 million or its
equivalent to approximately INR 3,000 crores [with a
right to the Board to retain additional allotment,
such amount of subscription not exceeding 25% of the
amount of initial of each tranche as the Board may
deem fit] on such terms and conditions including
pricing [subject to the maximum pricing norms
prescribed by SEBI, RBI and/or any other

PROPOSAL #13.: Approve, pursuant to Section 198, 309,                      ISSUER          YES          FOR               FOR
 310 and all other applicable provisions, if any, and
 Schedule XIII to the Companies Act 1956, to increase
 the basic salary of Shri Naveen Jindal, Executive
Vice Chairman and Managing Director of the Company to
 INR 50,00,000 per month with effect from 01 APR
2007, that all other terms of remuneration including
perquisites, allowances, reimbursements, commission
etc. shall remain unchanged

PROPOSAL #14.: Re-appoint, pursuant to Section                             ISSUER          YES          FOR               FOR
198,269, 309 and all other applicable provisions and
Schedule XIII to the Companies Act 1956, and Article
139 of the Articles of Association of the Company,
Shri Naveen Jindal, as a Managing Director of the
Company for the 5 years from 09 MAY 2008 on the
following terms and conditions as specified; approve
that Shri Naveen Jindal shall, in the capacity of the
 Managing Director, manage all the affairs of the
Company and exercise all necessary powers for this
purpose subject to superintendence, control and
Direction of the Board of Directors of the Company

PROPOSAL #15.: Approve, pursuant to Section 309, 310                       ISSUER          YES          FOR               FOR
and all other applicable provisions, if any, and
Schedule XIII to the Companies Act 1956, to revise
the remuneration of Shri Vikrant Gujral, the Vice
Chairman and the Chief Executive officer of the
Company in the specified manner with effect from 01

PROPOSAL #16.: Approve, pursuant to Section 309, 310                       ISSUER          YES          FOR               FOR
and all other applicable provisions, if any, and
Schedule XIII to the Companies Act 1956, to revise
the remuneration of Shri Anand Goel, the Deputy
Managing Director of the Company in the specified
manner with effect from 01 APR 2008

PROPOSAL #17.: Approve, pursuant to Section 309, 310                       ISSUER          YES          FOR               FOR
and all other applicable provisions, if any, and
Schedule XIII to the Companies Act 1956, to revise
the remuneration of Shri Sushil K. Maroo, the Whole-
time Director of the Company in the specified manner
with effect from 01 APR 2008

PROPOSAL #18.: Appoint, pursuant to Section 198,269,                       ISSUER          YES          FOR               FOR
309 and other applicable provisions, if any, and
Schedule XIII to the Companies Act 1956, and Article
139 of the Articles of Association of the Company,
Shri A.K. Mukherji, as the Whole-Time Director of the
 Company from 01 APR 2008 for a period of 5 years on
the terms and conditions as specified; approve that
Shri A.K. Mukherji, in the capacity of the Whole Time
 Director, will report to the Executive Vice Chairman
 and the Managing Director of the Company, Shri
Naveen Jindal and will be entrusted with powers,
authorities, functions, duties, responsibilities, etc
 by him from time to time

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JOINT STK CO COMSTAR- UTD  TELESYSTEMS
  TICKER:                N/A             CUSIP:     47972P208
  MEETING DATE:          7/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the reorganization of the                            ISSUER          YES          FOR               FOR
Company in form of affiliation of CJSC 'COMSTAR-
DIRECT1' into Comstar-United Telesystems

PROPOSAL #2.: Approve the introduction of amendments                       ISSUER          YES          FOR               FOR
and addenda into the Charter of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JOINT STK CO COMSTAR- UTD  TELESYSTEMS
  TICKER:                N/A             CUSIP:     47972P208
  MEETING DATE:          8/6/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Reorganization of the Company in form                        ISSUER          YES          FOR               FOR
of affiliation of the several Companies

PROPOSAL #2.: Reorganization of the Company in form                        ISSUER          YES          FOR               FOR
of affiliation of the several Companies

PROPOSAL #3.: Introduction of amendments and addenda                       ISSUER          YES          FOR               FOR
into the Charter of the Company

PROPOSAL #4.: Introduction of amendments and addenda                       ISSUER          YES          FOR               FOR
into the Charter of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JOINT STK CO COMSTAR- UTD  TELESYSTEMS
  TICKER:                N/A             CUSIP:     47972P208
  MEETING DATE:          12/20/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the redrafted regulation on the                      ISSUER          YES        AGAINST           AGAINST
 Board of Directors of the Company

PROPOSAL #2.: Approve the redrafted regulation on the                      ISSUER          YES        AGAINST           AGAINST
 Managing Board of the Company

PROPOSAL #3.: Approve the redrafted regulation on the                      ISSUER          YES          FOR               FOR
 General Shareholders' Meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JOINT STK CO COMSTAR- UTD  TELESYSTEMS
  TICKER:                N/A             CUSIP:     47972P208
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the functions of the Chairman                        ISSUER          YES          FOR               FOR
of the General Meeting of JSC Comstar-UTS
shareholders shall be performed by the Member of the
Comstar-UTS Board of Directors D.V. Ustinov; the
functions of the Secretary of the General Meeting of
JSC Comstar-UTS shareholders shall be performed by
the Corporate Secretary of the Company

PROPOSAL #2.: Approve the annual report, annual                            ISSUER          YES          FOR               FOR
financial statements, including the income statement
[profit & loss account] of JSC Comstar-United
TeleSystems for the year 2008

PROPOSAL #3.: Approve the distribution of JSC                              ISSUER          YES          FOR               FOR
Comstar-UTS profit and loss based on results of
financial reporting of the year 2008

PROPOSAL #4.: Approve the payment of the annual                            ISSUER          YES          FOR               FOR
dividend for 2008 on the Comstar-UTS OJSC common
registered shares at the rate of 0.22 RUR per
Comstar-UTS OJSC common registered share with a par
value of 1 RUR

PROPOSAL #5.1: Elect Abugov, Anton Vladimirovich as a                      ISSUER          YES        AGAINST           AGAINST
 Member of the Board of Directors of JSC Comstar-
United TeleSystems

PROPOSAL #5.2: Elect Goldin Anna as a Member of the                        ISSUER          YES        AGAINST           AGAINST
Board of Directors of JSC Comstar-United TeleSystems

PROPOSAL #5.3: Elect Drozdov Sergey Alexeevich as a                        ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors of JSC Comstar-
United TeleSystems

PROPOSAL #5.4: Elect Ivanov Sergey Mikhaylovich as a                       ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors of JSC Comstar-
United TeleSystems

PROPOSAL #5.5: Elect Pridantsev, Sergey Vladimirovich                      ISSUER          YES        AGAINST           AGAINST
 as a Member of the Board of Directors of JSC
Comstar-United TeleSystems

PROPOSAL #5.6: Elect Redling Yngve as a Member of the                      ISSUER          YES          FOR               FOR
 Board of Directors of JSC Comstar-United TeleSystems

PROPOSAL #5.7: Elect Holtrop Thomas as a Member of                         ISSUER          YES        AGAINST           AGAINST
the Board of Directors of JSC Comstar-United

PROPOSAL #5.8: Elect Ustinov Dmitry Vladimirovich as                       ISSUER          YES        AGAINST           AGAINST
a Member of the Board of Directors of JSC Comstar-
United TeleSystems

PROPOSAL #5.9: Elect Sommer Rom as a Member of the                         ISSUER          YES        AGAINST           AGAINST
Board of Directors of JSC Comstar-United TeleSystems

PROPOSAL #6.1: Elect Tokun Mikhail Vladimirovich to                        ISSUER          YES          FOR               FOR
the Audit Committee of JSC Comstar-United TeleSystems

PROPOSAL #6.2: Elect Motalova Natalya Vladimirovna to                      ISSUER          YES          FOR               FOR
 the Audit Committee of JSC Comstar-United TeleSystems

PROPOSAL #6.3: Elect Platoshin Vasily Vasilievich to                       ISSUER          YES          FOR               FOR
the Audit Committee of JSC Comstar-United TeleSystems

PROPOSAL #7.: Approve the Unikon BDO CJSC as the                           ISSUER          YES          FOR               FOR
Auditor of the Comstar-UTS OJSC financial statements
for 2009, prepared to the Russian Accounting
Standards; Deloitte & Touche CIS CJSC as the Auditor
of the Comstar-UTS OJSC financial statements for
2009, prepared to the US GAAP

PROPOSAL #8.: Amend the Charter of JSC Comstar-UTS                         ISSUER          YES          FOR               FOR

PROPOSAL #9.: Amend the By-Law on general meeting of                       ISSUER          YES          FOR               FOR
shareholders of JSC Comstar-UTS

PROPOSAL #10.: Amend the By-Law on the Management                          ISSUER          YES          FOR               FOR
Board of JSC Comstar-UTS

PROPOSAL #11.: Amend the By-Law of the President of                        ISSUER          YES          FOR               FOR
JSC Comstar-UTS

PROPOSAL #12.: Amend the By-Law on the Auditing                            ISSUER          YES          FOR               FOR
Commission of JSC Comstar-UTS

PROPOSAL #13.: Amend the By-Law on remunerations and                       ISSUER          YES          FOR               FOR
compensations to the Members of the Board of
Directors of JSC Comstar-UTS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JOLLIBEE FOODS CORPORATION
  TICKER:                N/A             CUSIP:     Y4466S100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Call to order                                                ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the certification by the                             ISSUER          YES          FOR               FOR
Corporate Secretary on notice and quorum

PROPOSAL #3.: Approve the minutes of the last annual                       ISSUER          YES          FOR               FOR
stockholders meeting

PROPOSAL #4.: Approve the President's report                               ISSUER          YES          FOR               FOR

PROPOSAL #5.: Ratify the actions by the Board of                           ISSUER          YES          FOR               FOR
Directors and Officers of the Corporation

PROPOSAL #6.1: Elect Mr. Tony Tan Caktiong as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.2: Elect Mr. William Tan Untiong as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.3: Elect Mr. Ernesto Tanmantiong as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.4: Elect Mr. Ang Cho Sit as a Director of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #6.5: Elect Mr. Antonio Chua Poe Eng as a                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.6: Elect Mr. Felipe B. Alfonso as an                           ISSUER          YES          FOR               FOR
Independent Director of the Company

PROPOSAL #6.7: Elect Mr. Monico Jacob as an                                ISSUER          YES          FOR               FOR
Independent Director of the Company

PROPOSAL #7.: Appoint the External Auditors                                ISSUER          YES          FOR               FOR

PROPOSAL #8.: Other matters                                                ISSUER          NO           N/A               N/A

PROPOSAL #9.: Adjournment                                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JSC MMC NORILSK NICKEL
  TICKER:                NILSY           CUSIP:     46626D108
  MEETING DATE:          12/26/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO TERMINATE PRE-TERM THE POWERS OF THE                      ISSUER          YES          FOR               FOR
 BOARD OF DIRECTORS OF OJSC MMC NORILSK NICKEL.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JSC MMC NORILSK NICKEL
  TICKER:                NILSY           CUSIP:     46626D108
  MEETING DATE:          12/26/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #2A: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: GUERMAN R. ALIEV

PROPOSAL #2B: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: DMITRY O. AFANASYEV

PROPOSAL #2C: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: SERGEY L. BATEKHIN

PROPOSAL #2D: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: TYE WINSTON BURT

PROPOSAL #2E: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ANDREY E. BOUGROV

PROPOSAL #2F: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ALEXANDER S. BULYGIN

PROPOSAL #2G: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ALEXANDER S. VOLOSHIN

PROPOSAL #2H: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: JAMES GOODWIN

PROPOSAL #2I: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: GUY DE SELLIERS DE MORANVILLE

PROPOSAL #2J: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: LUCA CORDERO DI MONTEZEMOLO

PROPOSAL #2K: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ANDREY A. KLISHAS

PROPOSAL #2L: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: VALERY A. MATVIENKO

PROPOSAL #2M: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES          FOR               FOR
 MMC NORILSK NICKEL: BRADFORD ALLAN MILLS

PROPOSAL #2N: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ARDAVAN MOSHIRI

PROPOSAL #2O: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ALEXANDER POLEVOY

PROPOSAL #2P: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: MIKHAIL D. PROKHOROV

PROPOSAL #2Q: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: MAXIM M. SOKOV

PROPOSAL #2R: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: VLADISLAV A. SOLOVIEV

PROPOSAL #2S: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: VLADIMIR I. STRZHALKOVSKY

PROPOSAL #2T: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: SERGEY V. CHEMEZOV

PROPOSAL #2U: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ANTON V. CHERNY

PROPOSAL #2V: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES          FOR               FOR
 MMC NORILSK NICKEL: JOHN GERARD HOLDEN

PROPOSAL #2W: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: HEINZ C. SCHIMMELBUSCH

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JSC MMC NORILSK NICKEL
  TICKER:                N/A             CUSIP:     46626D108
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the MMC Norilsk Nickel's 2008                        ISSUER          YES          FOR               FOR
annual report

PROPOSAL #2.: Approve MMC Norilsk Nickel's 2008                            ISSUER          YES          FOR               FOR
annual accounting statements including profit and
loss statement

PROPOSAL #3.: Approve the distribution of MMC Norilsk                      ISSUER          YES          FOR               FOR
 Nickel's profits and losses for 2008

PROPOSAL #4.: Approve not to pay dividends on MMC                          ISSUER          YES          FOR               FOR
Norilsk Nickel's shares for the year 2008

PROPOSAL #5.1: Elect Mr. Guerman R. Aliev as a Member                      ISSUER          YES        AGAINST           AGAINST
 of the Board of Directors

PROPOSAL #5.2: Elect Mr. Sergey L. Batekhin as a                           ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.3: Elect Mr. Andrey E. Bougrov as a                            ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.4: Elect Mr. Alexander S. Voloshin as a                        ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.5: Elect Mr. Andrey A. Klishas as a                            ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.6: Elect Mr. Valery V. Lukyanenko as a                         ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.7: Elect Mr. Alexander Polevoy as a                            ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.8: Elect Mr. Anton V. Chemy as a Member                        ISSUER          YES        AGAINST           AGAINST
of the Board of Directors

PROPOSAL #5.9: Elect Mr. Bradford Allan Mills as a                         ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.10: Elect Mr. John Gerard Holden as a                          ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.11: Elect Mr. Vasily N. Titov as a Member                      ISSUER          YES        AGAINST           AGAINST
 of the Board of Directors

PROPOSAL #5.12: Elect Mr. Vladimir I. Strzhalkovsky                        ISSUER          YES        AGAINST           AGAINST
as a Member of the Board of Directors

PROPOSAL #5.13: Elect Mr. Dmitry O. Afanasyev as a                         ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.14: Elect Mr. Anatoly B. Ballo as a                            ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.15: Elect Mr. Alexander S. Bulygin as a                        ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.16: Elect Mr. Artem O. Volynets as a                           ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.17: Elect Mr. Vadim V. Geraskin as a                           ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.18: Elect Mr. Maxim A. Goldman as a                            ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.19: Elect Mr. Dmitry V. Razumov as a                           ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.20: Elect Mr. Maxim M. Sokov as a Member                       ISSUER          YES        AGAINST           AGAINST
of the Board of Directors

PROPOSAL #5.21: Elect Mr. Vladislav A. Soloviev as a                       ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.22: Elect Mr. Igor A. Komarov as a Member                      ISSUER          YES        AGAINST           AGAINST
 of the Board of Directors

PROPOSAL #5.23: Elect Mr. Ardavan Moshiri as a Member                      ISSUER          YES        AGAINST           AGAINST
 of the Board of Directors

PROPOSAL #6.1: Elect Mr. Natalia V. Gololobova as a                        ISSUER          YES          FOR               FOR
Member of the Revision Commission

PROPOSAL #6.2: Elect Mr. Alexey A. Kargachov as a                          ISSUER          YES          FOR               FOR
Member of the Revision Commission

PROPOSAL #6.3: Elect Mr. Natalia N. Panphil as a                           ISSUER          YES          FOR               FOR
Member of the Revision Commission

PROPOSAL #6.4: Elect Mr. Dmirty V. Pershinkov as a                         ISSUER          YES          FOR               FOR
Member of the Revision Commission

PROPOSAL #6.5: Elect Mr. Tamara A. Sirotkina as a                          ISSUER          YES          FOR               FOR
Member of the Revision Commission

PROPOSAL #7.: Approve the Rosexpertiza LLC as the                          ISSUER          YES          FOR               FOR
Auditor of MMC Norilsk Nickel's 2009 Russian
accounting statements

PROPOSAL #8.: Approve the new version of the Charter                       ISSUER          YES          FOR               FOR
of OJSC MMC Norilsk Nickel

PROPOSAL #9.: Approve the new version of the                               ISSUER          YES          FOR               FOR
regulations on the Board of Directors of OJSC MMC
Norilsk Nickel

PROPOSAL #10.: Approve the regulations of the                              ISSUER          YES          FOR               FOR
Management Board of OJSC MMC Norilsk Nickel

PROPOSAL #11.1: Approve to establish that the                              ISSUER          YES        AGAINST           AGAINST
principal amount of remuneration to be paid to an
Independent Director shall be USD 62,500 per quarter
[to be paid in Russian Rubles at the exchange rate
fixed by the Bank of Russia on the day of payment],
and that expenses in the amount of up to RUB 2
million per year shall be reimbursed upon
presentation of documental proof, the above specified
 sum is gross of taxes and charges applicable; if an
Independent Director presides over a Board Committee
[Committees], to establish that the additional
remuneration in the amount of USD 31,250 per quarter,
 shall be paid to such Independent Director for each
presided Committees [to be paid in Russian Rubles at
the exchange rate fixed by the Bank of Russia on the
day of payment], the above specified sum is gross of
taxes and charges applicable; to establish that the
principal amount of remuneration to be paid to a
Chairman of the Board of Director, in case he is an
Independent Director, shall be USD 2,500,000 per year
 [to be paid in Russian Rubles at the exchange rate
fixed by the Bank of Russian on the day of payment],
the above specified sum is gross of taxes and charges
 applicable; to establish that the amount of the
annual bonus to be paid to a Chairman of the Board of
 Directors, in case he is an Independent Director,
shall be USD 3,000,000 per year [to be paid in
Russian Rubles at the exchange rate fixed by the Bank
 of Russian on the day of payment], the above
specified sum is gross of taxes and charges
applicable; remuneration sums specified in clauses 1,
 2, 3 and 4 of this resolution shall be paid for the
period from 01 JUL 2009 and to the date, on which the
 term of the respective Independent Director will end
 and/or until he/she ceases to carry out his/her
professional professional duties as a Chairman of the

PROPOSAL #11.2: Approve the Incentive Program-Option                       ISSUER          YES        AGAINST           AGAINST
Plan for Independent Directors of OJSC MMC Norilsk
Nickel; and to establish that the program shall be
valid from 01 JUL 2009 to 30 JUN 2010

PROPOSAL #12.: Approve the value of property being                         ISSUER          YES          FOR               FOR
the subject of interrelated transactions to indemnify
 Members of the Board of Directors and Members of the
 Management Board of OJSC MMC Norilsk Nickel against
damages the aforementioned persons may incur in their
 respective positions specified above shall not
exceed USD 115,000,000 for each transaction

PROPOSAL #13.: Approve the interrelated transactions,                      ISSUER          YES          FOR               FOR
 to which all the Members of the Board of Directors
and Members of the Management Board of OJSC MMC
Norilsk Nickel are interested parties, and which
involve the obligations of OJSC MMC Norilsk Nickel to
 indemnify Members of the Board of Directors and
Members of the Management Board of OJSC MMC Norilsk
Nickel against damages the aforementioned persons may
 incur in their respective positions specified above,
 shall not exceed USD 115,000,000 for each such person

PROPOSAL #14.: Approve to establish that the value of                      ISSUER          YES          FOR               FOR
 services involving liability insurance for members
of the Board of Directors and Members of the
Management Board of OJSC MMC Norilsk Nickel with
liability limited to USD 150,000,000 and additional
insurance coverage limit of USD 50,000,000 shall not
exceed USD 1,200,000

PROPOSAL #15.: Approve the transaction, to which all                       ISSUER          YES          FOR               FOR
Members of the Board of Directors and the Members of
the Management Board of OJSC MMC Norilsk Nickel are
interested parties, involving liability insurance for
 Members of the Board of Directors and Members of the
 Management Board of OJSC MMC Norilsk Nickel who will
 be beneficiary parties to the transaction by a
Russian Insurance Company, for the 1 year term with
liability limited to USD 150,000,000 and additional
insurance coverage limit of USD 50,000,000 and with
premium to insurer not exceeding USD 1,200,000

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JSC MMC NORILSK NICKEL
  TICKER:                NILSY           CUSIP:     46626D108
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE MMC NORILSK NICKEL'S 2008                         ISSUER          YES          FOR               FOR
ANNUAL REPORT.

PROPOSAL #02: TO APPROVE MMC NORILSK NICKEL'S 2008                         ISSUER          YES          FOR               FOR
ANNUAL ACCOUNTING STATEMENTS INCLUDING PROFIT AND
LOSS STATEMENT.

PROPOSAL #03: TO APPROVE DISTRIBUTION OF MMC NORILSK                       ISSUER          YES          FOR               FOR
NICKEL'S PROFITS AND LOSSES FOR 2008.

PROPOSAL #04: NOT TO PAY DIVIDENDS ON MMC NORILSK                          ISSUER          YES          FOR               FOR
NICKEL'S SHARES FOR THE YEAR 2008.

PROPOSAL #5A: ELECTION OF DIRECTOR: GUERMAN R. ALIEV                       ISSUER          YES        AGAINST           AGAINST
(DEPUTY GENERAL DIRECTOR OF CJSC INTERROS HOLDING
COMPANY)

PROPOSAL #5B: ELECTION OF DIRECTOR: SERGEY L.                              ISSUER          YES        AGAINST           AGAINST
BATEKHIN (DEPUTY GENERAL DIRECTOR OF CJSC INTERROS
HOLDING COMPANY)

PROPOSAL #5C: ELECTION OF DIRECTOR: ANDREY E. BOUGROV                      ISSUER          YES        AGAINST           AGAINST
 (MANAGING DIRECTOR OF CJSC INTERROS HOLDING COMPANY)

PROPOSAL #5D: ELECTION OF DIRECTOR: ALEXANDER S.                           ISSUER          YES        AGAINST           AGAINST
VOLOSHIN (CHAIRMAN OF THE BOARD OF DIRECTORS OF OJSC
MMC NORILSK NICKEL)

PROPOSAL #5E: ELECTION OF DIRECTOR: ANDREY A. KLISHAS                      ISSUER          YES        AGAINST           AGAINST
 (VICE-PRESIDENT OF CJSC INTERRORS HOLDING COMPANY)

PROPOSAL #5F: ELECTION OF DIRECTOR: VALERY V.                              ISSUER          YES        AGAINST           AGAINST
LUKYANENKO (MEMBER OF THE MANAGEMENT BOARD, HEAD OF
FIRST CORPORATE BUSINESS UNIT OJSC VTB BANK)

PROPOSAL #5G: ELECTION OF DIRECTOR: ALEXANDER POLEVOY                      ISSUER          YES        AGAINST           AGAINST
 (DEPUTY GENERAL DIRECTOR FOR FINANCES OF CJSC
INTERROS HOLDING COMPANY)

PROPOSAL #5H: ELECTION OF DIRECTOR: ANTON V. CHERNY                        ISSUER          YES        AGAINST           AGAINST
(DEPUTY GENERAL DIRECTOR FOR INVESTMENTS OF CJSC
INTERROS HOLDING COMPANY)

PROPOSAL #5I: ELECTION OF DIRECTOR: BRADFORD ALLAN                         ISSUER          YES          FOR               FOR
MILLS (EX-CEO, LONMIN PLC)

PROPOSAL #5J: ELECTION OF DIRECTOR: JOHN GERARD                            ISSUER          YES          FOR               FOR
HOLDEN (CONSULTANT OF ROCKBURY SERVICES INC.

PROPOSAL #5K: ELECTION OF DIRECTOR: VASILY N. TITOV                        ISSUER          YES        AGAINST           AGAINST
(DEPUTY PRESIDENT - CHAIRMAN OF THE MANAGEMENT BOARD
OF OJSC VTB BANK)

PROPOSAL #5L: ELECTION OF DIRECTOR: VLADIMIR I.                            ISSUER          YES        AGAINST           AGAINST
STRZHALKOVSKY (GENERAL DIRECTOR - CHAIRMAN OF THE
MANAGEMENT BOARD OF OJSC MMC NORILSK NICKEL)

PROPOSAL #5M: ELECTION OF DIRECTOR: DMITRY O.                              ISSUER          YES        AGAINST           AGAINST
AFANASYEV (PARTNER OF YAGOROV, PUGINSKY, AFANASYEV &
PARTNERS)

PROPOSAL #5N: ELECTION OF DIRECTOR: ANATOLY B. BALLO                       ISSUER          YES        AGAINST           AGAINST
(MEMBER OF THE MANAGEMENT BOARD - DEPUTY CHAIRMAN OF
STATE CORPORATION BANK FOR DEVELOPMENT AND FOREIGN
ECONOMIC AFFAIRS (VNESHECONOMBANK))

PROPOSAL #5O: ELECTION OF DIRECTOR: ALEXANDER S.                           ISSUER          YES        AGAINST           AGAINST
BULYGIN (CHAIRMAN OF THE BOARD OF DIRECTORS OF EN+

PROPOSAL #5P: ELECTION OF DIRECTOR: ARTEM O. VOLYNETS                      ISSUER          YES        AGAINST           AGAINST
 (DIRECTOR FOR STRATEGY AND CORPORATE GOVERNANCE OF
CJSC RUSAL GLOBAL MANAGEMENT B.V.)

PROPOSAL #5Q: ELECTION OF DIRECTOR: VADIM V. GERASKIN                      ISSUER          YES        AGAINST           AGAINST
 (DIRECTOR FOR RELATIONS WITH NATURAL MONOPOLIES OF
CJSC RUSAL GLOBAL MANAGEMENT B.V.)

PROPOSAL #5R: ELECTION OF DIRECTOR: MAXIM A. GOLDMAN                       ISSUER          YES        AGAINST           AGAINST
(DEPUTY DIRECTOR FOR INVESTMENTS OF A BRANCH OF JSC
RENOVA MANAGEMENT AG)

PROPOSAL #5S: ELECTION OF DIRECTOR: DMITRY V. RAZUMOV                      ISSUER          YES        AGAINST           AGAINST
 (GENERAL DIRECTOR OF ONEXIM GROUP LLC)

PROPOSAL #5T: ELECTION OF DIRECTOR: MAXIM M. SOKOV                         ISSUER          YES        AGAINST           AGAINST
(DIRECTOR, INVESTMENT MANAGEMENT, RUSAL GLOBAL
MANAGEMENT B.V.)

PROPOSAL #5U: ELECTION OF DIRECTOR: VLADISLAV A.                           ISSUER          YES        AGAINST           AGAINST
SOLOVIEV (GENERAL DIRECTOR OF EN+ MANAGEMENT LLC)

PROPOSAL #5V: ELECTION OF DIRECTOR: IGOR A. KOMAROV                        ISSUER          YES        AGAINST           AGAINST
(ADVISOR TO GENERAL DIRECTOR OF STATE CORPORATION
RUSSIAN TECHNOLOGIES)

PROPOSAL #5W: ELECTION OF DIRECTOR: ARDAVAN MOSHIRI                        ISSUER          YES        AGAINST           AGAINST
(CHAIRMAN OF THE BOARD OF DIRECTORS AT METALLOINVEST
MANAGEMENT COMPANY)

PROPOSAL #6A: TO ELECT THE MEMBER OF THE REVISION                          ISSUER          YES          FOR               FOR
COMMISSION: NATALIA V. GOLOLOBOVA (DEPUTY CHIEF
FINANCIAL OFFICER, INTEGRATED FINANCIAL SYSTEMS LLC)

PROPOSAL #6B: TO ELECT THE MEMBER OF THE REVISION                          ISSUER          YES          FOR               FOR
COMMISSION: ALEXEY A. KARGACHOV (DIRECTOR OF THE
INTERNAL CONTROL DEPARTMENT, OJSC MMC NORILSK NICKEL)

PROPOSAL #6C: TO ELECT THE MEMBER OF THE REVISION                          ISSUER          YES          FOR               FOR
COMMISSION: NATALIA N. PANPHIL (DEPUTY DIRECTOR OF
THE INTERNAL CONTROL DEPARTMENT - CHIEF OF THE
CONTROL AND REVISION DIVISION, OJSC MMC NORILSK

PROPOSAL #6D: TO ELECT THE MEMBER OF THE REVISION                          ISSUER          YES          FOR               FOR
COMMISSION: DMITRY V. PERSHINKOV (CHIEF OF THE TAX
PLANNING DIVISION OF THE ACCOUNTING, TAXATION AND
FINANCIAL REPORTING DEPARTMENT, OJSC MMC NORILSK
NICKEL)

PROPOSAL #6E: TO ELECT THE MEMBER OF THE REVISION                          ISSUER          YES          FOR               FOR
COMMISSION: TAMARA A. SIROTKINA (DEPUTY CHIEF OF THE
CLAIM ADMINISTRATION DIVISION - CHIEF OF THE
ADMINISTRATIVE AND LEGAL DISPUTES SECTOR OF THE LEGAL
 DEPARTMENT, OJSC MMC NORILSK NICKEL)

PROPOSAL #07: TO APPROVE ROSEXPERTIZA LLC AS AUDITOR                       ISSUER          YES          FOR               FOR
OF MMC NORILSK NICKEL'S 2009 RUSSIAN ACCOUNTING
STATEMENTS.

PROPOSAL #08: TO APPROVE THE NEW VERSION OF THE                            ISSUER          YES          FOR               FOR
CHARTER OF OJSC MMC NORILSK NICKEL.

PROPOSAL #09: TO APPROVE THE NEW VERSION OF THE                            ISSUER          YES          FOR               FOR
REGULATIONS ON THE BOARD OF DIRECTORS OF OJSC MMC
NORILSK NICKEL.

PROPOSAL #10: TO APPROVE THE REGULATIONS ON THE                            ISSUER          YES          FOR               FOR
MANAGEMENT BOARD OF OJSC MMC NORILSK NICKEL.

PROPOSAL #11A: 1) ESTABLISH THAT PRINCIPAL AMOUNT OF                       ISSUER          YES        AGAINST           AGAINST
REMUNERATION TO BE PAID TO INDEPENDENT DIRECTOR, 2)
ESTABLISH THAT ADDITIONAL REMUNERATION IN AMOUNT OF
USD 31,250 PER QUARTER, SHALL BE PAID, 3) ESTABLISH
PRINCIPAL AMOUNT OF REMUNERATION TO BE PAID TO
CHAIRMAN OF BOARD OF DIRECTORS IN CASE HE IS AN
INDEPENDENT DIRECTOR, SHALL BE USD 2,500,000 PER
YEAR, 4) ESTABLISH THAT AMOUNT OF ANNUAL BONUS TO BE
PAID TO A CHAIRMAN OF THE BOARD OF DIRECTORS 5)
REMUNERATION SUMS MENTIONED IN CLAUSES 1, 2, 3 AND 4
OF THIS RESOLUTION SHALL BE PAID FOR THE PERIOD FROM
JULY 1, 2009 AND TO THE DATE.

PROPOSAL #11B: 1) TO APPROVE THE INCENTIVE PROGRAM -                       ISSUER          YES        AGAINST           AGAINST
OPTION PLAN FOR INDEPENDENT DIRECTORS OF OJSC MMC
NORILSK NICKEL, (2) TO ESTABLISH THAT THE PROGRAM
SHALL BE VALID FROM JULY 1, 2009 TO JUNE 30, 2010.

PROPOSAL #12: THE VALUE OF PROPERTY BEING THE SUBJECT                      ISSUER          YES          FOR               FOR
 OF INTERRELATED TRANSACTIONS TO INDEMNIFY MEMBERS OF
 THE BOARD OF DIRECTORS AND MEMBERS OF MANAGEMENT
BOARD OF OJSC MMC NORILSK NICKEL AGAINST DAMAGES THE
AFOREMENTIONED PERSONS MAY INCUR IN THEIR RESPECTIVE
POSITIONS MENTIONED ABOVE SHALL NOT EXCEED USD
115,000,000 (ONE HUNDRED FIFTEEN MILLION US DOLLARS)
FOR EACH TRANSACTION.

PROPOSAL #13: TO APPROVE INTERRELATED TRANSACTIONS,                        ISSUER          YES          FOR               FOR
TO WHICH ALL MEMBERS OF THE BOARD OF DIRECTORS AND
MEMBERS OF THE MANAGEMENT BOARD OF OJSC MMC NORILSK
NICKEL ARE INTERESTED PARTIES, AND WHICH INVOLVE THE
OBLIGATIONS OF OJSC MMC NORILSK NICKEL TO INDEMNIFY
MEMBERS OF THE BOARD OF DIRECTORS AND MEMBERS OF THE
MANAGEMENT BOARD OF OJSC MMC NORILSK NICKEL AGAINST
DAMAGES THE AFOREMENTIONED PERSONS MAY INCUR IN THEIR
 RESPECTIVE POSITIONS MENTIONED ABOVE, SHALL NOT
EXCEED USD 115,000,000 (ONE HUNDRED FIFTEEN MILLION
US DOLLARS) FOR EACH SUCH PERSON.

PROPOSAL #14: TO ESTABLISH THAT THE VALUE OF SERVICES                      ISSUER          YES          FOR               FOR
 INVOLVING LIABILITY INSURANCE FOR MEMBERS OF THE
BOARD OF DIRECTORS AND MEMBERS OF THE MANAGEMENT
BOARD OF OJSC MMC NORILSK NICKEL WITH LIABILITY
LIMITED TO USD 150,000,000 (ONE HUNDRED FIFTY MILLION
 US DOLLARS) AND ADDITIONAL INSURANCE COVERAGE LIMIT
OF USD 50,000,000 (FIFTY MILLION US DOLLARS) SHALL
NOT EXCEED USD 1,200,000 (ONE MILLION TWO HUNDRED
THOUSAND US DOLLARS).

PROPOSAL #15: TO APPROVE THE TRANSACTION, TO WHICH                         ISSUER          YES          FOR               FOR
ALL MEMBERS OF THE BOARD OF DIRECTORS AND MEMBERS OF
THE MANAGEMENT BOARD ARE INTERESTED PARTIES,
INVOLVING LIABILITY INSURANCE FOR MEMBERS OF THE
BOARD OF DIRECTORS AND MEMBERS OF THE MANAGEMENT
BOARD WHO WILL BE BENEFICIARY PARTIES TO TRANSACTION
BY RUSSIAN INSURANCE COMPANY, FOR THE ONE-YEAR TERM
WITH LIABILITY LIMITED TO USD 150,000,000 (ONE
HUNDRED FIFTY MILLION US DOLLARS) AND ADDITIONAL
INSURANCE COVERAGE LIMIT OF USD 50,000,000, (FIFTY
MILLION US DOLLARS) AND WITH PREMIUM TO INSURER NOT
EXCEEDING USD 1,200,000.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JSC VTB BK
  TICKER:                N/A             CUSIP:     46630Q202
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the JSC VTB Bank annual report                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the JSC VTB Bank 2008 financial                      ISSUER          YES          FOR               FOR
 statements, including the profit and loss account
statement [JSC VTB Bank profit and loss account]

PROPOSAL #3.: Approve the JSC VTB Bank profit [loss]                       ISSUER          YES          FOR               FOR
allocation based on the results of the FY, including
announcement of VTB Bank dividends [their amount,
time brackets and form of dividend payment]; to
allocate JSC VTB Bank profit for 2008 in the
following way: net profit for distribution RUB
26,894,373,306.49; allowance for dividend payments
RUB 3,005,689,913.54; retained net profit RUB
23,888,683,392.95; decide on [announce] dividend
payments for 2008 in the amount of RUB 0.000447 on
one outstanding registered ordinary JSC VTB Bank
share of the face value of RUB 0.01; determine the
following way of dividend payments for 2008:
dividends are paid out in monetary funds that are
transferred in the form of non-cash payments to the
shareholders banking accounts or in cash paid out in
JSC VTB Bank St. Petersburg branch located at: 30 Ul.
 Bolshaya Morskaya, St. Petersburg, Russia; the
amount of dividends accrued per one JSC VTB Bank
shareholder is calculated accurate to RUB 0.01, with
the rounding up executed according to mathematic
approximation principles; dividends are paid out
within 60 days since the day of JSC VTB Bank AGM

PROPOSAL #4.: Approve to determine that JSC VTB Bank                       ISSUER          YES          FOR               FOR
Supervisory Council consists of 11 Members

PROPOSAL #5.1: Elect Dvorkovich Arkady Vladimirovich                       ISSUER          YES        AGAINST           AGAINST
to JSC VTB Bank Supervisory Council

PROPOSAL #5.2: Elect Drozdov Anton Viktorovich to JSC                      ISSUER          YES        AGAINST           AGAINST
 VTB Bank Supervisory Council

PROPOSAL #5.3: Elect Kostin Andrei Leonidovich to JSC                      ISSUER          YES        AGAINST           AGAINST
 VTB Bank Supervisory Council

PROPOSAL #5.4: Elect Kudrin Alexey Leonidovich to JSC                      ISSUER          YES        AGAINST           AGAINST
 VTB Bank Supervisory Council

PROPOSAL #5.5: Elect Savatyugin Alexey Lvovich to JSC                      ISSUER          YES        AGAINST           AGAINST
 VTB Bank Supervisory Council

PROPOSAL #5.6: Elect Saveliev Vitaly Gennadievich to                       ISSUER          YES        AGAINST           AGAINST
JSC VTB Bank Supervisory Council

PROPOSAL #5.7: Elect Ulyukaev Alexey Valentinovich to                      ISSUER          YES        AGAINST           AGAINST
 JSC VTB Bank Supervisory Council

PROPOSAL #5.8: Elect Warnig Artur Matthias as an                           ISSUER          YES          FOR               FOR
Independent Supervisory Council Member

PROPOSAL #5.9: Elect Glazkov Grigory Yurievich as an                       ISSUER          YES          FOR               FOR
Independent Supervisory Council Member

PROPOSAL #5.10: Elect Kropachev Nikolay Mikhailovich                       ISSUER          YES          FOR               FOR
as an Independent Supervisory Council Member

PROPOSAL #5.11: Elect Eskindarov Muhadin                                   ISSUER          YES          FOR               FOR
Abdurakhmanovich as an Independent Supervisory
Council Member

PROPOSAL #6.: Approve to determine that JSC VTB Bank                       ISSUER          YES          FOR               FOR
Statutory Audit Commission consists of 5 Members

PROPOSAL #7.: Elect Messrs. Bogomolova Tatiana                             ISSUER          YES          FOR               FOR
Alexandrovna, Logunova Natalia Alexandrovna, Lukov
Vladimir Valentinovich, Sabantsev Zakhar Borisovich,
Skripichnikov Dmitry Valerievich to JSC VTB Bank
Statutory Audit Commission

PROPOSAL #8.: Approve CJSC Ernst & Young Vneshaudit                        ISSUER          YES          FOR               FOR
as the Auditor of JSC VTB Bank RAS annual financial
statements in 2009

PROPOSAL #9.: Approve the ceiling amounts of                               ISSUER          YES          FOR               FOR
interested party transactions to be entered into by
JSC VTB Bank during its standard commercial business
according to the list of transactions determined by
JSC VTB Bank Supervisory Council in the package of
materials provided to the shareholders in the course
of preparation for JSC VTB Bank AGM [see Minutes 4 of
 JSC VTB Bank Supervisory Council Meeting of 13 MAY
2009]

PROPOSAL #10.: Approve the new edition of JSC VTB                          ISSUER          YES          FOR               FOR
Bank Charter and authorize JSC VTB Bank President and
 Chairman of the Management Board Andrei L. Kostin to
 sign the new edition of VTB Bank Charter and
petition to the Bank of Russia on the approval of the
 new edition of JSC VTB Bank Charter

PROPOSAL #11.: Approve the increase in JSC VTB Bank                        ISSUER          YES          FOR               FOR
charter capital by placing additional registered
ordinary shares of JSC VTB Bank under the following
terms and conditions: the number of registered
ordinary shares of JSC VTB Bank for placement is
9,000,000,000,000; face value of additionally placed
registered ordinary shares of JSC VTB Bank is RUB
0.01 per share; the form of additionally issued
registered ordinary shares issue is non-documentary;
additional placement of registered ordinary shares is
 executed by means of a public offering; procedure
for determination of the offer price of additionally
issued registered ordinary shares of JSC VTB Bank
[particularly for entities possessing preemption
rights for JSC VTB Bank registered ordinary shares]:
offer price of additional registered ordinary shares
of JSC VTB Bank [particularly for entities possessing
 preemption rights for JSC VTB Bank registered
ordinary shares] is determined by the Supervisory
Council of JSC VTB Bank after the expiry of validity
of preemptive rights; offer price for additional
registered ordinary shares of JSC VTB Bank for
entities possessing preemptive right for their
purchase does not differ from the offer price for
other entities; the form of payment for additionally
issued registered ordinary shares is monetary assets
in the national currency of Russian Federation

PROPOSAL #12.: Approve to pay out the specified                            ISSUER          YES          FOR               FOR
remuneration to the Independent Members of JSC VTB
Bank Supervisory Council: to Matthias Warnig in the
amount equivalent to USD 80,000 for performing the
functions of an Independent Member of JSC VTB Bank
Supervisory Council, USD 30,000 for performing the
functions of Chair of JSC VTB Bank Supervisory
Council Audit Committee; to Nikolay Kropachev in the
amount equivalent to USD 80,000 for performing the
functions of an Independent Member of JSC VTB Bank
Supervisory Council; reimburse for all expenses of
Independent Supervisory Council Members related to
performing their functions, namely: accommodation,
transport costs [including VIP airport services],
other taxes and charges of air and/or rail transport

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JSFC SISTEMA
  TICKER:                N/A             CUSIP:     48122U204
  MEETING DATE:          2/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Regulation on the Board of                         ISSUER          YES          FOR               FOR
Directors of Sistema JSFC to include further
commitments by Sistema JSFC to indemnify the Members
of the Board of Directors of Sistema JSFC for their
potential legal and other expenses or losses

PROPOSAL #2.: Amend the Regulation on compensation                         ISSUER          YES          FOR               FOR
and reimbursement of the Members of the Board of
Directors of Sistema JSFC to include further
commitments by Sistema JSFC to indemnify the Members
of the Board of Directors of Sistema JSFC for their
potential legal and other expenses or losses

PROPOSAL #3.: Amend the Regulation on the Executive                        ISSUER          YES          FOR               FOR
Board of Sistema JSFC to include further commitments
by Sistema JSFC to indemnify the Members of the
Executive Board of Sistema JSFC for their potential
legal and other expenses or losses

PROPOSAL #4.: Approve the transactions, in the                             ISSUER          YES          FOR               FOR
conclusion of which there is an interest on the part
of a Member of the Management Board of Sistema, JSFC,
 Mr. Muratov, D. G.: a contract of guarantee with
respect to the obligations of Sitronics OAO, to be
made with Vnesheconombank with the amount of the
principal at USD 230,000,000.00 and a pledge of
5,728,252,000 ordinary shares of Sitronics, OAO

PROPOSAL #5.: Amend Clause 1.7 of the Charter of the                       ISSUER          YES          FOR               FOR
Company in connection with a change in the location
of the permanent management organ of Sistema, JSFC

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JSFC SISTEMA
  TICKER:                N/A             CUSIP:     48122U204
  MEETING DATE:          6/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the meeting procedure                                ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the annual report, annual                            ISSUER          YES          FOR               FOR
accounts, including loss and Profit account of the
Company for 2008

PROPOSAL #3.: Approve the 2008 year resulted in a net                      ISSUER          YES          FOR               FOR
 loss of 106 744 576 000 RUB; It is Proposed
therefore not to pay dividend for the year 2008

PROPOSAL #4.: Approve to determine the number of                           ISSUER          YES          FOR               FOR
Members of the Board of Directors as 13 Members

PROPOSAL #5.1: Elect Zaytsev Sergey Yakovlevich as an                      ISSUER          YES          FOR               FOR
 Audit Commission

PROPOSAL #5.2: Elect Kuznetsova Nathalia Yurievna as                       ISSUER          YES          FOR               FOR
an Audit Commission

PROPOSAL #5.3: Elect Frolov Dmitry Evgenievich as an                       ISSUER          YES          FOR               FOR
Audit Commission

PROPOSAL #6.1: Elect Goncharuk Alexander Yurievitch                        ISSUER          YES        AGAINST           AGAINST
as a Board of Director

PROPOSAL #6.2: Elect Gorbatovskiy Alexander                                ISSUER          YES          FOR               FOR
Ivanovitch as a Board of Director

PROPOSAL #6.3: Elect Evtushenkov Vladimir Petrovitch                       ISSUER          YES        AGAINST           AGAINST
as a Board of Director

PROPOSAL #6.4: Elect Sommer Ron as a Board of Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.5: Elect Zubov Dmitriy Lvovitch as a                           ISSUER          YES        AGAINST           AGAINST
Board of Director

PROPOSAL #6.6: Elect Kocharyan Robert Sedrakovich as                       ISSUER          YES          FOR               FOR
a Board of Director

PROPOSAL #6.7: Elect Kopiev Vyacheslav Vsevolodovitch                      ISSUER          YES        AGAINST           AGAINST
 as a Board of Director

PROPOSAL #6.8: Elect Mehrotra Rajiv as a Board of                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #6.9: Elect Melamed Leonid Adolfovich as a                        ISSUER          YES        AGAINST           AGAINST
Board of Director

PROPOSAL #6.10: Elect Novitski Evgeniy Grigorievitch                       ISSUER          YES        AGAINST           AGAINST
as a Board of Director

PROPOSAL #6.11: Elect Newhouse Stephan as a Board of                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.12: Elect Skidelsky Robert as a Board of                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.13: Elect Cheremin Sergey Evgenievich as                       ISSUER          YES        AGAINST           AGAINST
a Board of Director

PROPOSAL #7.1: Approve the Audit consulting firm ZAO                       ISSUER          YES          FOR               FOR
Gorislavtsev and K. Audit for the Audit in accordance
 with the Russian accounting standards in 2009

PROPOSAL #7.2: Approve the Company Deloitte & Touche                       ISSUER          YES          FOR               FOR
Regional Consulting Services Limited for the auditing
 of financial results in compliance With the
international [US GAAP] standards in 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                K T & G CORP
  TICKER:                N/A             CUSIP:     Y49904108
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the change of Articles of                            ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #3.: Elect the External Director                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the External Director who is                           ISSUER          YES          FOR               FOR
Audit Committee

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KANGWON LAND INC, CHONGSON
  TICKER:                N/A             CUSIP:     Y4581L105
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the appropriation of income and                      ISSUER          YES          FOR               FOR
 dividend of KRW 720 per share

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES        AGAINST           AGAINST
regarding business objectives, Sub-Committees and
other legislative changes

PROPOSAL #3.1: Elect Mr. Nah Seung-Yeol as President                       ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Elect Mr. Lee Seong-bok as President                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.3: Elect Mr. Jeon In-Baek as President                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.4: Elect Mr. Choi Yeong as President                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.5: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: elect 3 inside Directors
nominated by largest shareholder, 1 inside Director
nominated by second largest shareholder, 1 inside
Director nominated by Jungseon County Governor, and 1
 inside Director nominated by Taebaek City Mayor

PROPOSAL #4.: Approve the total remuneration of the                        ISSUER          YES          FOR               FOR
Inside Directors and the Outside Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KASIKORNBANK PUBLIC COMPANY LIMITED
  TICKER:                N/A             CUSIP:     Y4591R100
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To consider adopting the minutes of the                      ISSUER          NO           N/A               N/A
 general meeting of shareholders No. 96

PROPOSAL #2.: To acknowledge the Board of Directors'                       ISSUER          NO           N/A               N/A
report on year 2008 operations

PROPOSAL #3.: To consider approving the balance sheet                      ISSUER          NO           N/A               N/A
 and the statement of income for the YE 31 DEC 2008

PROPOSAL #4.: To consider approving the appropriation                      ISSUER          NO           N/A               N/A
 of profit from 2008 operating results and dividend
payment

PROPOSAL #5.: To consider amending the resolution of                       ISSUER          NO           N/A               N/A
AGM of shareholders No. 93, held on 08 APR 2005,
regarding the issuance and sale of debentures of the
Bank

PROPOSAL #6.: To consider acquiring shares of                              ISSUER          NO           N/A               N/A
Muangthai Fortis Holding Company Limited and the
connected transaction

PROPOSAL #7.: To consider amending the Article 7. BIS                      ISSUER          NO           N/A               N/A
 regarding transfer of shares and Article 34.
regarding additional provisions of the bank's
Articles of Association

PROPOSAL #8.: To consider the election of Directors                        ISSUER          NO           N/A               N/A
to replace those retiring by rotation Mr. Somchai
bulsook, Ms. Sujitpan Lamsam, Professor Emeritus
Khunyingsuchada Kiranandana, Dr. Abhijai Chandrasen
and Mr. Hiroshi Ota

PROPOSAL #9.: To consider the appointment of a new                         ISSUER          NO           N/A               N/A
Director Mr. Sobson Ketsuwan

PROPOSAL #10.: To consider approving the remuneration                      ISSUER          NO           N/A               N/A
 of the Directors

PROPOSAL #11.: To consider the appointment and the                         ISSUER          NO           N/A               N/A
fixing of remuneration of the Auditor

PROPOSAL #12.: Other businesses [if any]                                   ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KASIKORNBANK PUBLIC COMPANY LIMITED
  TICKER:                N/A             CUSIP:     Y4591R118
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the minutes of the general                             ISSUER          YES          FOR               FOR
meeting of shareholders No. 96

PROPOSAL #2.: Acknowledge the Board of Directors'                          ISSUER          YES          FOR               FOR
report on the year 2008 operations

PROPOSAL #3.: Approve the balance sheet and the                            ISSUER          YES          FOR               FOR
statement of income for the YE 31 DEC 2008

PROPOSAL #4.: Approve the appropriation of profit                          ISSUER          YES          FOR               FOR
from 2008 operating results and dividend payment

PROPOSAL #5.: Amend the resolution of AGM of                               ISSUER          YES          FOR               FOR
shareholders No. 93, held on 08 APR 2005, regarding
the issuance and sale of debentures of the bank

PROPOSAL #6.: Approve the acquiring shares of                              ISSUER          YES          FOR               FOR
Muangthai Fortis Holding Company Limited and the
connected transaction

PROPOSAL #7.: Amend the Article 7 BIS regarding                            ISSUER          YES          FOR               FOR
transfer of shares and Article 34 regarding
additional provisions of the bank's Articles of

PROPOSAL #8.1: Elect Mr. Somchai Bulsook as a                              ISSUER          YES          FOR               FOR
Director, to replace those retiring by rotation

PROPOSAL #8.2: Elect Ms. Sujitpan Lamsam as a                              ISSUER          YES          FOR               FOR
Director, to replace those retiring by rotation

PROPOSAL #8.3: Elect Professor Emeritus Khunying                           ISSUER          YES          FOR               FOR
Suchada Kiranandana as a Director, to replace those
retiring by rotation

PROPOSAL #8.4: Elect Dr. Abhijai Chandrasen as a                           ISSUER          YES          FOR               FOR
Director, to replace those retiring by rotation

PROPOSAL #8.5: Elect Mr. Hiroshi Ota as a Director,                        ISSUER          YES          FOR               FOR
to replace those retiring by rotation

PROPOSAL #9.: Appoint Mr. Sobson Ketsuwan as a new                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #10.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Directors

PROPOSAL #11.: Appoint the Auditor and approve to fix                      ISSUER          YES          FOR               FOR
 the remuneration of the Auditor

PROPOSAL #12.: Other businesses [if any]                                   ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KB FINANCIAL GROUP INC
  TICKER:                KB              CUSIP:     48241A105
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF NON-CONSOLIDATED FINANCIAL                       ISSUER          YES          FOR               FOR
STATEMENTS (BALANCE SHEET, INCOME STATEMENT AND
STATEMENT OF APPROPRIATION OF RETAINED EARNINGS) FOR
THE FISCAL YEAR 2008, AS SET FORTH IN THE COMPANY'S
NOTICE OF MEETING ENCLOSED HEREWITH.

PROPOSAL #02: AMENDMENT OF THE ARTICLES OF                                 ISSUER          YES          FOR               FOR
INCORPORATION, AS SET FORTH IN THE COMPANY'S NOTICE
OF MEETING ENCLOSED HEREWITH.

PROPOSAL #03: APPOINTMENT OF NON-EXECUTIVE                                 ISSUER          YES          FOR               FOR
DIRECTOR(S), AS SET FORTH IN THE COMPANY'S NOTICE OF
MEETING ENCLOSED HEREWITH.

PROPOSAL #04: APPOINTMENT OF CANDIDATE(S) FOR THE                          ISSUER          YES          FOR               FOR
MEMBERS OF THE AUDIT COMMITTEE, WHO ARE NON-EXECUTIVE
 DIRECTORS, AS SET FORTH IN THE COMAPNY'S NOTICE OF
MEETING ENCLOSED HEREWITH.

PROPOSAL #05: APPROVAL OF THE AGGREGATE REMUNERATION                       ISSUER          YES          FOR               FOR
LIMIT FOR DIRECTORS, AS SET FORTH IN THE COMPANY'S
NOTICE OF MEETING ENCLOSED HEREWITH.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KB FINANCIAL GROUP INC
  TICKER:                N/A             CUSIP:     Y46007103
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to change the Articles of                            ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #3.: Elect the External Directors                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the External Directors who is                          ISSUER          YES          FOR               FOR
Audit Committee

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KCC CORP
  TICKER:                N/A             CUSIP:     Y45945105
  MEETING DATE:          2/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect 2 Executive Directors and 3                            ISSUER          YES        AGAINST           AGAINST
Outside Directors

PROPOSAL #4.: Elect 2 Members Auditors Committee                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KGHM POLSKA MIEDZ S A
  TICKER:                N/A             CUSIP:     X45213109
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Appoint the Meeting's Chairman                               ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the statement of the meeting's                       ISSUER          NO           N/A               N/A
legal validity

PROPOSAL #4.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the Management's report on                           ISSUER          NO           N/A               N/A
Company's activity in 2008 and the financial
statement for 2008

PROPOSAL #6.: Approve the Management proposal on                           ISSUER          NO           N/A               N/A
profit for 2008 distribution

PROPOSAL #7.: Approve the Supervisory Board report on                      ISSUER          NO           N/A               N/A
 its evaluation on Management Board's reports and the
 financial statement

PROPOSAL #8.A: Approve the Supervisory Board of                            ISSUER          NO           N/A               N/A
assessment of the Company standing

PROPOSAL #8.B: Approve the report on activities of                         ISSUER          NO           N/A               N/A
the Supervisory Board

PROPOSAL #9.A: Approve the report of the Management                        ISSUER          NO           N/A               N/A
Board on the Company's activities in 2008

PROPOSAL #9.B: Approve the financial statement for                         ISSUER          NO           N/A               N/A
2008
PROPOSAL #9.C: Approve the profit distribution for                         ISSUER          NO           N/A               N/A
2008
PROPOSAL #10.A: Adopt the resolution on the duties'                        ISSUER          NO           N/A               N/A
fulfilling by the Management

PROPOSAL #10.B: Adopt the resolution on the duties'                        ISSUER          NO           N/A               N/A
fulfilling by the Supervisory Board

PROPOSAL #11.: Approve the Management report on                            ISSUER          NO           N/A               N/A
activity of the Company's capital group and the
consolidated financial statement for 2009

PROPOSAL #12.: Approve the Supervisory Board                               ISSUER          NO           N/A               N/A
evaluation on examination of the consolidated
financial statement of capital group

PROPOSAL #13.A: Adopt the resolution on the                                ISSUER          NO           N/A               N/A
Management's report on activity of the capital group
in 2008

PROPOSAL #13.B: Adopt the resolution on the                                ISSUER          NO           N/A               N/A
consolidated financial statement of the capital group
 for 2008

PROPOSAL #14.: Adopt the resolution on changes in the                      ISSUER          NO           N/A               N/A
 Company's Statute text

PROPOSAL #15.: Closure of the Meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KGI SECURITIES CO LTD
  TICKER:                N/A             CUSIP:     Y47572139
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business report and financial                      ISSUER          NO           N/A               N/A
 statements

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The declaration of 2008 internal                            ISSUER          NO           N/A               N/A
control
PROPOSAL #A.4: The procedure of transferring buyback                       ISSUER          NO           N/A               N/A
treasury stock to employees

PROPOSAL #A.5: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.6: The reinvestment of KGI Limited via                         ISSUER          NO           N/A               N/A
capital increase from KGI International Holdings
Limited

PROPOSAL #B.1: Approve the 2008 business report and                        ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
cash dividend: TWD 0.15 per shares

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.5: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KIA MOTORS CORP, SEOUL
  TICKER:                N/A             CUSIP:     Y47601102
  MEETING DATE:          3/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the limit of remuneration of                         ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KIMBERLY-CLARK DE MEXICO SAB DE CV
  TICKER:                N/A             CUSIP:     P60694117
  MEETING DATE:          2/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Presentation and, if relevant,                              ISSUER          NO           N/A               N/A
approval of the report from the Director General
prepared in accordance with Article 172 of the
general mercantile Companies law, accompanied by the
opinion of the Outside Auditor, regarding the
operations and results of the Company for the FY that
 ended on 31 DEC 2008, as well as the opinion of the
Board of Directors regarding the content of said
report, and the report from the Board of Directors
that is referred to in Article 172, line B, of the
general mercantile Companies law in which are
contained the main accounting and information
policies and criteria followed in the preparation of
the Company's financial information presentation and
the financial statements of the Company to 31 DEC
2008, both individual and consolidate and the
allocation of the results from the FY, and the annual
 report regarding the activities carried out by the
Audit and Corporate practices Committee Resolutions

PROPOSAL #O.2: Presentation and, if relevant,                              ISSUER          NO           N/A               N/A
approval of the proposal from the Board of Directors
to pay a cash dividend, coming from the balance of
the net fiscal profit account in the amount of MXN
2.88 per share, to each one of the common, nominative
 shares in circulation, without a statement of par
value, of the series A and B, as well as to each one
of the shares in the special allocated T series, said
 dividend will be paid in 4 installments of MXN 0.72
per share on 02 APR, 02 JUL, 08 OCT and 03 DEC 2009,
respectively [apparent typographical error in the
original corrected in translation], Resolutions in

PROPOSAL #O.3: Appointment and/or ratification, of                         ISSUER          NO           N/A               N/A
the Members of the Board of Directors, both full and
alternate, as well as of the Chairperson of the Audit
 and Corporate practices Committee, classification
regarding the Independence of the Members of the
Board of Directors of the Company, in accordance for
that which is established in Article 26 of the
securities Market Law, Resolutions in this regard

PROPOSAL #O.4: Remuneration for the Members of the                         ISSUER          NO           N/A               N/A
Board of Directors and of the various Committees,
both full and alternate, Resolutions in this regard

PROPOSAL #E.5: Presentation and, if relevant,                              ISSUER          NO           N/A               N/A
approval of the report from the Board of Directors
regarding the policies of the Company in regard to
the acquisition of own shares and if relevant,
placement of the same, proposal to cancel up to
25,218,100 common, nominative shares, without par
value, from class I, representative of the fixed part
 of the share capital, coming from the share
repurchase program that are being held in treasury by
 the Company, of which 13,222,900 would correspond to
 series A and 11,995,200 would correspond to series B
 and the maximum amount of funds that can be
allocated for the purchase of own shares for the 2009
 FY and amend the Article 5 of the Corporate Bylaws
of the Company, so as to reflect the corresponding
decrease in the fixed part of the share capital

PROPOSAL #E.6: Designation of delegates who will                           ISSUER          NO           N/A               N/A
formalize and carry out the Resolutions passed by the
 AGM and EGM of shareholders

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KINSUS INTERCONNECT TECHNOLOGY CORP
  TICKER:                N/A             CUSIP:     Y4804T109
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 2 per share

PROPOSAL #B.3: Approve the option of applying 5 years                      ISSUER          YES          FOR               FOR
 tax exemption

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B61.1: Elect Hua Wei Investment Limited,                         ISSUER          YES          FOR               FOR
Representive: Mr. Dong Zih Sian [Shareholder No: 2]
as a Director

PROPOSAL #B61.2: Elect Hua Yu Investment Limited,                          ISSUER          YES          FOR               FOR
Representive: Mr. Syu Shih Chang [Shareholder No:1]
as a Director

PROPOSAL #B61.3: Elect Hua Yu Investment Limited,                          ISSUER          YES          FOR               FOR
Representive: Mr. Chen Jhen Lai [Shareholder No:1] as
 a Director

PROPOSAL #B61.4: Elect Jhong Hwa International                             ISSUER          YES          FOR               FOR
Investment Corp, Representive: Mr. Chang Jing Yi
[Shareholder No:32053] as a Director

PROPOSAL #B61.5: Elect Mr. Kuo Ming Dong [Shareholder                      ISSUER          YES          FOR               FOR
 No: 9] as a Director

PROPOSAL #B61.6: Elect Mr. Lu Jing [Shareholder                            ISSUER          YES          FOR               FOR
No:11] as a Director

PROPOSAL #B.6.2: Elect Hwa Syun Investment Limited,                        ISSUER          YES          FOR               FOR
Representive: Lin Chiu Tan [Shareholder No:3] as a
Supervisor

PROPOSAL #B63.1: Elect Mr. Chen Jin Cai [ID No:                            ISSUER          YES          FOR               FOR
F101003592] as a Independent Director

PROPOSAL #B63.2: Elect Mr. Huang Chun Bao [ID No:                          ISSUER          YES          FOR               FOR
K121100845] as a Independent Director

PROPOSAL #B64.1: Elect Mr. Wu Siang Siang [ID No:                          ISSUER          YES          FOR               FOR
A222036758] as a Independent Supervisor

PROPOSAL #B64.2: Elect Mr. Cheng Chung Jen [ID No:                         ISSUER          YES          FOR               FOR
J100515149] as a Independent Supervisor

PROPOSAL #B.7: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.8: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KLABIN S A
  TICKER:                N/A             CUSIP:     P60933101
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To receive the Administrators accounts                       ISSUER          NO           N/A               N/A
and vote on the Administrations report, the financial
 statements and the accounting statements accompanied
 by the Independent Auditors report and the finance
committee, regarding the FYE on 31 DEC 2008, well as
the opinion of the Board of Directors

PROPOSAL #2.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #3.: To set the Directors remuneration                            ISSUER          NO           N/A               N/A

PROPOSAL #4.: Elect the Members the finance                                ISSUER          YES        AGAINST           AGAINST
committee, including the representative of the
holders of preferred shares, and to set remuneration

PROPOSAL #5.: Other matters to interest Company                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KLCC PROPERTY HOLDINGS BHD
  TICKER:                N/A             CUSIP:     Y4804V104
  MEETING DATE:          7/8/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Audited financial                                ISSUER          YES          FOR               FOR
statements for the FYE 31 MAR 2008 and the reports of
 the Directors and the Auditors thereon

PROPOSAL #2.: Approve the payment of a net dividend                        ISSUER          YES          FOR               FOR
of 6.0 sen per share comprising 1.72 sen gross per
share less tax of 25% and 4.71 sen dividend per
share, tax exempt under the single tier system for
the FYE 31 MAR 2008

PROPOSAL #3.: Re-elect Mr. Dato' Leong Ah Hin @ Leong                      ISSUER          YES          FOR               FOR
 Swee Kong as a Director, who retires pursuant to the
 Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Pragasa Moorthi A/L                             ISSUER          YES          FOR               FOR
Krishnasamy as a Director, who retires pursuant to
the Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Hashim Bin Wahir as a                           ISSUER          YES        AGAINST           AGAINST
Director, who retires pursuant to the Company's
Articles of Association

PROPOSAL #6.: Re-appoint Mr. Tunku Tan Sri Dato' Seri                      ISSUER          YES          FOR               FOR
 Ahmad Bin Tunku Yahaya as a Director of the Company,
 until the next AGM, who retires pursuant to Section
129 of the Companies Act, 1965

PROPOSAL #7.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
in respect of the FYE 31 MAR 2008

PROPOSAL #8.: Re-appoint Messrs Ernst & Young as the                       ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to fix the Auditors' remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KLCC PROPERTY HOLDINGS BHD
  TICKER:                N/A             CUSIP:     Y4804V104
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial statement                      ISSUER          YES          FOR               FOR
 for the FYE 31 MAR 2009 and the reports of the
Directors and the Auditors thereon

PROPOSAL #2.: Approve the payment of a final dividend                      ISSUER          YES          FOR               FOR
 of 5.5 sen per share, tax exempt under the single
tier tax system amounting to MYR 51.37 million for
the FYE 31 MAR 2009

PROPOSAL #3.: Re-elect Datuk Ishak Bin Imam Abas as a                      ISSUER          YES          FOR               FOR
 Director, who retire pursuant to the Company's
Articles of Association

PROPOSAL #4.: Re-elect Mr. Manharlal A/L Ratilal as a                      ISSUER          YES          FOR               FOR
 Director, who retire pursuant to the Company's
Articles of Association

PROPOSAL #5.: Re-elect Mr. Augustus Ralph Marshall as                      ISSUER          YES        AGAINST           AGAINST
 a Director, who retire pursuant to the Company's
Articles of Association

PROPOSAL #6.: Re-appoint Mr. Tunku Tan Sri Dato Seri                       ISSUER          YES          FOR               FOR
Ahmad Bin Tunku Yahaya as a Director of the Company,
who retire pursuant to Section 129 of the Companies
Act, 1965, to hold office until the next AGM

PROPOSAL #7.: Approve the payment of the Directors                         ISSUER          YES          FOR               FOR
fees of MYR 349,200.00 in respect of the FYE 31 MAR
2009

PROPOSAL #8.: Re-appoint Messrs Ernst & Young as the                       ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to fix the Auditors remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KNM GROUP BHD
  TICKER:                N/A             CUSIP:     Y4810F101
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Dato' Ab Halim Bin Mohyiddin                        ISSUER          YES          FOR               FOR
as a Director who retire pursuant to Article 127 of
the Company's Articles of Association

PROPOSAL #2.: Re-elect  Mr. Lee Hui Leong as a                             ISSUER          YES          FOR               FOR
Director who retire pursuant to Article 127 of the
Company's Articles of Association

PROPOSAL #3.: Re-elect Mr. Chew Fook Sin as a                              ISSUER          YES          FOR               FOR
Director who retire pursuant to Article 127 of the
Company's Articles of Association

PROPOSAL #4.: Approve the Directors' fees of MYR                           ISSUER          YES          FOR               FOR
613,000 for the FYE  31 DEC 2008

PROPOSAL #5.: Re-appoint Messrs. KPMG as the Auditors                      ISSUER          YES          FOR               FOR
 of the Company and authorize the Directors to fix
their remuneration

PROPOSAL #6.: Authorize the Directors, subject to the                      ISSUER          YES          FOR               FOR
 Companies Act, 1965 and the Articles of Association
of the Company, the Directors empowered, pursuant to
section 132D of the Companies Act, 1965, to allot and
 issue shares in the Company at any time and upon
such terms and conditions and for such purposes as
the Directors may, in their absolute discretion deem
fit, provided that the aggregate number of shares to
be issued does not exceed 10% of the issued and paid-
up share Capital of the Company for the time being
and to obtain the approval for the listing of and
quotation for the additional shares so issued on
bursa Malaysia securities Berhad; and [Authority
expires at the conclusion of the next AGM of the

PROPOSAL #7.: Authorize the Company, subject to the                        ISSUER          YES          FOR               FOR
Company's compliance with all the applicable rules,
regulations, orders and guidelines made pursuant to
the Companies Act, 1965 [the Act], the Company's
Memorandum and Articles of Association and the
listing requirements of Bursa Malaysia securities
Berhad [Bursa Securities], to purchase at any time
such amount of ordinary shares of MYR 0.25 each in
the Company as may be determined by the Directors of
the Company from time to time through bursa
securities upon such terms and conditions as the
Directors in their absolute discretion deem fit and
expedient in the interest of the Company [proposed
share buy-back mandate] provided that: [i] the
aggregate number of ordinary shares which may be
purchased by the Company at any point of time
pursuant to the proposed share buy-back mandate shall
 not exceed 10% of the total issued and paid-up share
 capital of the Company; [ii] the amount of funds to
be allocated by the Company pursuant to the proposed
share buy-back mandate shall not exceed the retained
earnings and share premium of the Company as at 31
DEC 2008; and [iii] the shares so purchased by the
Company pursuant to the proposed share buy-back
mandate may at the discretion of the Directors be:
[a] cancelled; or [b] retained as treasury shares
and/or retained for distribution as dividends to the
shareholders or be resold on the market of bursa
securities; or [c] partially retained as treasury
shares with the remainder being cancelled; or in any
other manner as prescribed by the act, rules,
regulations and orders made pursuant to the act and
the listing requirements of bursa securities and any
other relevant authority for the time being in force;
 and [Authority expires at the conclusion of the next
 AGM of the company, or the expiration of the period
within which the next AGM is required to be held
pursuant to section 143[1] of the act [but shall not
extend to such extensions as may be allowed pursuant
to Section 143[2] of the act]]; and complete and do
all such acts and things as they may consider
expedient or necessary to implement and give effect

PROPOSAL #8.: Authorize the Company and/or its                             ISSUER          YES          FOR               FOR
subsidiaries [KNM group] to enter into all
arrangements and/or transactions involving the
interests of Directors, major shareholders or persons
 connected with the Directors and/or major
shareholders of KNM group [related parties] as
specified in section 2.4 of the statement/circular to
 shareholders dated 02 JUN 2009 provided that such
arrangements and/or transactions are: [i] recurrent
transactions of a revenue or trading nature; [ii]
necessary for the day-to-day operations; [iii]
carried out in the ordinary course of business on
normal commercial terms which are not more favorable
to related parties than those generally available to
the public; and [iv] are not to the detriment of the
minority shareholders, [proposed recurrent RPT
mandate]; and [Authority expires the earlier or at
the conclusion of the next AGM of the Company, or the
 expiration of the period within which the next AGM
is required to be held pursuant to section 143[1] of
the act [but shall not extend to such extensions as
may be allowed pursuant to section 143[2] of the
act]]; and to complete and to do all such acts and
things [including executing all such documents as may
 be required] as they may consider expedient or
necessary to give effect to the proposed recurrent

PROPOSAL #S.1: Approve the alterations, modifications                      ISSUER          YES          FOR               FOR
 or additions to the Articles of Association of the
Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOC HLDG
  TICKER:                N/A             CUSIP:     M63751107
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and forming the Presidency Board                     ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approve the reports of the Board of                          ISSUER          NO           N/A               N/A
Directors, Auditors, Independent Auditor and
financial statements pertaining to the year 2008

PROPOSAL #3.: Approve to absolve the Members of the                        ISSUER          NO           N/A               N/A
Board of Directors and the Auditors for the Company
activities in 2008

PROPOSAL #4.: Approve to inform the profit                                 ISSUER          NO           N/A               N/A
distribution policies regarding the corporate
governance procedures

PROPOSAL #5.: Approve to discuss the proposal                              ISSUER          NO           N/A               N/A
regarding the distribution of the dividend belonging
to the year of 2008 and distribution date

PROPOSAL #6.: Amend the Items 19, 22 and 35 of the                         ISSUER          NO           N/A               N/A
Articles of Association

PROPOSAL #7.: Re-elect the Board Members whose                             ISSUER          NO           N/A               N/A
service periods have ended and approve to determine
the number and service periods

PROPOSAL #8.: Re-elect the Audit Members whose                             ISSUER          NO           N/A               N/A
service periods have ended and approve to determine
the service periods

PROPOSAL #9.: Approve to determine the monthly gross                       ISSUER          NO           N/A               N/A
salaries of the Board Members and the Chairman and
Auditors

PROPOSAL #10.: Approve the presentation of                                 ISSUER          NO           N/A               N/A
information to the shareholders about the donations
and contributions to foundations

PROPOSAL #11.: Authorize the Board Members according                       ISSUER          NO           N/A               N/A
to the Articles 334 and 335 of the Turkish Commercial
 Code

PROPOSAL #12.: Grant authority to the Chairmanship to                      ISSUER          NO           N/A               N/A
 sign the minutes of the meetings

PROPOSAL #13.: Wishes                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOMERCNI BANKA A S
  TICKER:                N/A             CUSIP:     X45471111
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Open of the meeting                                          ISSUER          NO           N/A               N/A

PROPOSAL #2.1: Approve the meeting procedures                              ISSUER          NO           N/A               N/A

PROPOSAL #2.2: Elect the meeting Chairman and other                        ISSUER          NO           N/A               N/A
meeting officials

PROPOSAL #3.: Approve the Management Board report on                       ISSUER          NO           N/A               N/A
Company's operations and state of assets in fiscal

PROPOSAL #4.: Receive the financial statements,                            ISSUER          NO           N/A               N/A
allocation of income proposal, and consolidated
financial statements

PROPOSAL #5.: Receive the Supervisory Board report on                      ISSUER          NO           N/A               N/A
 financial statements, allocation of income proposal,
 consolidated financial statements, and results of
Board's activities

PROPOSAL #6.: Approve the financial statements                             ISSUER          NO           N/A               N/A

PROPOSAL #7.1: Approve the allocation of income and                        ISSUER          NO           N/A               N/A
dividends of CZK 180 per share

PROPOSAL #7.2: Approve the transfer of dividends not                       ISSUER          NO           N/A               N/A
paid out for more than 10 years from payment date to
retained earnings

PROPOSAL #8.: Approve the accept consolidated                              ISSUER          NO           N/A               N/A
financial statements

PROPOSAL #9.1: Re-elect Mr. Didier Alix as a                               ISSUER          NO           N/A               N/A
Supervisory Board Member

PROPOSAL #9.2: Re-elect Mr. Severin Cabannes as a                          ISSUER          NO           N/A               N/A
Supervisory Board Member

PROPOSAL #9.3: Re-elect Mr. Petr Laube as a                                ISSUER          NO           N/A               N/A
Supervisory Board Member

PROPOSAL #9.4: Re-elect Mr. Jean-Louis Mattei as a                         ISSUER          NO           N/A               N/A
Supervisory Board Member

PROPOSAL #9.5: Re-elect Mr. Christian Poirier as a                         ISSUER          NO           N/A               N/A
Supervisory Board Member

PROPOSAL #10.: Approve the performance contracts with                      ISSUER          NO           N/A               N/A
 Supervisory Board Members

PROPOSAL #11.: Approve the remuneration of Members of                      ISSUER          NO           N/A               N/A
 Management Board

PROPOSAL #12.: Approve the Share Repurchase Program                        ISSUER          NO           N/A               N/A

PROPOSAL #13.: Amend Articles of Association                               ISSUER          NO           N/A               N/A
regarding establishment of Audit Committee internal
Audit other changes

PROPOSAL #14.: Ratify the Deloitte Ltd. as the Auditor                     ISSUER          NO           N/A               N/A

PROPOSAL #15.: Elect the Members of the Audit                              ISSUER          NO           N/A               N/A
Committee
PROPOSAL #16.: Approve the performance contracts with                      ISSUER          NO           N/A               N/A
 Members of Audit Committee

PROPOSAL #17.: Approve the remuneration of Members of                      ISSUER          NO           N/A               N/A
 the Audit Committee

PROPOSAL #18.: Close of the meeting                                        ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOOKMIN BANK
  TICKER:                KB              CUSIP:     50049M109
  MEETING DATE:          8/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE STOCK TRANSFER PLAN TO                       ISSUER          YES          FOR               FOR
ESTABLISH A FINANCIAL HOLDING COMPANY THROUGH A
COMPREHENSIVE STOCK TRANSFER.

PROPOSAL #02: APPROVAL OF AN AMENDMENT IN THE                              ISSUER          YES          FOR               FOR
SETTLEMENT METHOD FOR KOOKMIN BANK'S OUTSTANDING
STOCK OPTIONS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOOKMIN BANK, SEOUL
  TICKER:                N/A             CUSIP:     Y4822W100
  MEETING DATE:          8/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Stock Exchange Plan to                           ISSUER          YES        ABSTAIN           AGAINST
establish a holding Company

PROPOSAL #2.: Approve the amendment of Articles in                         ISSUER          YES        ABSTAIN           AGAINST
the endowment of stock option

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOOR INDUSTRIES LTD, ROSH HAAYIN
  TICKER:                N/A             CUSIP:     M6384K112
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the payment to IDB development                       ISSUER          YES          FOR               FOR
Co. Ltd., controlling shareholder of the Company, of
management fees as participation in the cost of the
employment by IDB development of Mr.Haim Gavrieli,
Director and Officer of IDB development, and of Mr.
Lior Hannes, officer of IDB development and Director
of IDB Holding Co., in the amount of NIS 1.2 Million
in respect of each of them (NIS 2.4 million total) in
 recognition of their special efforts which
contributed greatly to the activity of the Company
including the profits of the Company resulting from
realizations of the investment of the Company in

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOOR INDUSTRIES LTD, ROSH HAAYIN
  TICKER:                N/A             CUSIP:     M6384K112
  MEETING DATE:          6/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          NO           N/A               N/A
the Directors report for the year 2008

PROPOSAL #2.1: Re-appoint Dr. Ayelet Ezer as an                            ISSUER          YES        ABSTAIN           AGAINST
External Director for an additional statutory 3 year
period

PROPOSAL #2.2: Re-appoint Mr. Shlomo Reizman as an                         ISSUER          YES        ABSTAIN           AGAINST
External Director for an additional statutory 3 year
period

PROPOSAL #3.: Re-appoint Accountant-Auditors and                           ISSUER          YES        ABSTAIN           AGAINST
authorize the Board to fix their fees

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA ELEC PWR CORP
  TICKER:                N/A             CUSIP:     Y48406105
  MEETING DATE:          8/20/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect the CEO: Mr. Kim, Ssang-Su                            ISSUER          NO           N/A               N/A
[current position: Adviser of LG Electrics]

PROPOSAL #1.2: Elect the CEO: Mr. Lim, Chang-Kun                           ISSUER          NO           N/A               N/A
[previous position: CEO of Korea Electric Power Data
Network]

PROPOSAL #1.3: Elect the CEO: Mr. Chung, Kyu-Suk                           ISSUER          NO           N/A               N/A
[current position: Chair Professor of Dae-Gu Univ.]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA ELEC PWR CORP
  TICKER:                N/A             CUSIP:     Y48406105
  MEETING DATE:          12/8/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Executive Directors                                ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Audit Committee Members who                        ISSUER          YES        AGAINST           AGAINST
is also a Executive Director

PROPOSAL #3.: Elect the Audit Committee Members who                        ISSUER          YES          FOR               FOR
is also a Non-Executive Director

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
Directors

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA ELEC PWR CORP
  TICKER:                N/A             CUSIP:     Y48406105
  MEETING DATE:          2/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Executive Directors                                ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA ELEC PWR CORP
  TICKER:                N/A             CUSIP:     Y48406105
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #2.: Approve the limit of remuneration for                        ISSUER          YES        ABSTAIN           AGAINST
the Director

PROPOSAL #3.: Approve the partial amendment to                             ISSUER          YES        ABSTAIN           AGAINST
Articles of Incorporation

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA ELECTRIC POWER CORPORATION
  TICKER:                N/A             CUSIP:     500631106
  MEETING DATE:          2/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: ELECT DIRECTOR: JUN-YEON BYUN                                ISSUER          YES          FOR               FOR

PROPOSAL #1.: ELECT DIRECTOR: DO-SHIK LEE                                  ISSUER          YES          FOR               FOR

PROPOSAL #1.: ELECT DIRECTOR: YOUNG-JIN JANG                               ISSUER          YES          FOR               FOR

PROPOSAL #1.: ELECT DIRECTOR: CHAN-KI JUNG                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA ELECTRIC POWER CORPORATION
  TICKER:                N/A             CUSIP:     500631106
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: APPROVE FINANCIAL STATEMENTS                                 ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #2.: APPROVE TOTAL REMUNERATION OF INSIDE                         ISSUER          YES        ABSTAIN           AGAINST
DIRECTORS AND OUTSIDE DIRECTORS

PROPOSAL #3.: AMEND ARTICLES OF INCORPORATION                              ISSUER          YES        ABSTAIN           AGAINST
REGARDING BUSINESS OBJECTIVES, PREEMPTIVE RIGHTS,
PUBLIC OFFERING, AND PUBLIC NOTICE FOR SHAREHOLDER
MEETINGS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA EXCHANGE BANK, SEOUL
  TICKER:                N/A             CUSIP:     Y48585106
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Directors                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Elect the Audit Committee Member as                          ISSUER          YES          FOR               FOR
outside Directors

PROPOSAL #4.: Approve the stock option for staff                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the stock option for Staff                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA GAS CORP
  TICKER:                N/A             CUSIP:     Y48861101
  MEETING DATE:          7/31/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Chief Executive Officer                            ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #2.: Elect the Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect the Auditor                                            ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Approve the Managerial Contract by the                       ISSUER          YES        ABSTAIN           AGAINST
Chief Executive Officer

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA GAS CORP
  TICKER:                N/A             CUSIP:     Y48861101
  MEETING DATE:          9/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Jae-Woo Kim as a President                        ISSUER          YES                          AGAINST
of the Company, major experience: Vice President of
Samsung Eng N Const

PROPOSAL #1.2: Elect Mr. Seung-Woong Lee as a                              ISSUER          YES                          AGAINST
President of the Company, major experience:
Representative Director of Samsung Corp

PROPOSAL #1.3: Elect Mr. Kang-Soo Joo as a President                       ISSUER          YES          FOR               FOR
of the Company, major experience: Vice President of
Hyundai Development

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA GAS CORP
  TICKER:                N/A             CUSIP:     Y48861101
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to change the Articles of                            ISSUER          YES        AGAINST           AGAINST
Incorporation

PROPOSAL #3.: Elect the Director                                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Elect the Audit Committee Member                             ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA INVESTMENT HOLDINGS CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y4862P106
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the disposition of loss and                          ISSUER          YES          FOR               FOR
dividends of KRW 100 per common share

PROPOSAL #3.: Approve the partial amendment to                             ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #4.: Elect the 4 Outside Directors                                ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect 3 Members of the Audit Committee                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the limit of remuneration of                         ISSUER          YES          FOR               FOR
Inside Directors and Outside Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA LINE CORP, SEOUL
  TICKER:                N/A             CUSIP:     Y4925J105
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect the Auditor Committee member                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA ZINC CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y4960Y108
  MEETING DATE:          2/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect the Audit Committee Member                             ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Approve to change the severance payment                      ISSUER          YES          FOR               FOR
 for the Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREAN AIR LINES CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y4936S102
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect the Auditor Committee Member as                        ISSUER          YES          FOR               FOR
Outside Directors

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOTAK MAHINDRA BK LTD
  TICKER:                N/A             CUSIP:     Y4964H143
  MEETING DATE:          7/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the profit and loss                        ISSUER          YES          FOR               FOR
account for the YE 31 MAR 2008, the balance sheet as
at that date and the reports of the Directors and the
 Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Mr. Shivaji Dam as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Approve, pursuant to the Reserve Bank                        ISSUER          YES          FOR               FOR
of India [RBI], letter no. DBOD No.
17/08.140.001/2006-07 dated 14 JUL 2006 approving the
 continuation of Mr. K.M. Gherda as a Director of the
 Bank till he retires by rotation, the Members of the
 Bank resolve that the vacancy pursuant to Mr.
Gherda's retirement by rotation at this AGM

PROPOSAL #5.: Re-appoint, pursuant to Section 224 and                      ISSUER          YES          FOR               FOR
 other applicable provisions, if any, of the
Companies Act, 1956, and subject to the approval of
the Reserve bank of India, Messrs. S.R. Batliboi &
Company, Chartered Accountants, as the Auditors of
the Bank, to hold office until the conclusion of the
next AGM of the Bank and approve to fix the
remuneration by the Audit Committee of the Board of

PROPOSAL #6.: Appoint Mr. Asim Ghosh, as an                                ISSUER          YES          FOR               FOR
Additional Director of the Bank with effect from 09
MAY 2008, pursuant to the provisions of Section 260
of the Companies Act, 1956, [the Act] and who holds
office up to the date of this AGM and in respect of
whom the Bank has received a notice from a
shareholder proposing his candidature for the office
of the Director under Section 257 of the Act

PROPOSAL #S.7: Approve, pursuant to Section 309 (4)                        ISSUER          YES          FOR               FOR
and other applicable provisions of the Companies Act,
 1956, Section 35-B and other applicable provisions,
if any, of the Banking Regulation Act, 1949 and
subject to the approvals, as may be necessary from
the Government of India, the Reserve Bank of India
and other concerned authorities or bodies and subject
 to conditions as may be prescribed by any of them
while granting such approvals, the approval of the
Members of the Bank be and is hereby accorded for the
 increase in remuneration of Dr. Shankar Acharya,
part-time Chairman of the Bank, to be fixed by the
Board of Directors of the Bank, on an annual basis
such that the remuneration does not exceed INR 10
lakhs per annum at any given time, that in case of
absence or inadequacy of profits in any financial
year, the aforesaid remuneration be paid to Dr.
Shankar Acharya as minimum remuneration, and
authorize the Board to do all such acts, deeds and
things and to execute any agreements, documents or
instructions as may be required to give effect to

PROPOSAL #8.: Approve, that pursuant to the                                ISSUER          YES          FOR               FOR
applicable provisions of the Companies Act, 1956 or
any amendments thereto or any modification or
statutory re-enactment[s] thereof, Section 35-B and
other applicable provisions, if any, of the Banking
Regulation Act, 1949 or any amendments thereto or any
 modification or statutory re-enactment[s] thereof
and subject to the approvals, as may be necessary
from the Reserve Bank of India, [the RBI] and other
concerned authorities or regulatory bodies and
subject to conditions as may be prescribed by such
authorities or regulatory bodies while granting such
approvals, the approval of the Members of the Bank be
 and is hereby accorded for the re-appointment of Mr.
 Uday S. Kotak as whole-time Director of the Bank,
designated as Executive Vice Chairman and Managing
Director for the period from 22 MAR 2009 to 21 MAR
2012, on the following terms of remuneration, which,
subject to approval of the RBI, will be effective 01
APR 2008, as specified, authorize the Board of
Directors [hereinafter referred to as the Board,
which term shall include any Committee which the
Board of Directors of the Bank may have constituted
or may thereafter constitute and delegate with the
powers necessary for the purpose] of the Bank and to
fix the actual amount of remuneration and
perquisites, payable or to be provided to Mr. Uday
Kotak and vary or increase the same from time to
time, within the limits approved by the members, to
the extent the Board may consider appropriate and as
may be permitted or authorized by RBI on an
application made by the Bank , that in case of
absence or inadequacy of profits in any FY, the
aforesaid remuneration shall be paid to Mr. Kotak as
minimum remuneration authorized the Board to do all
such acts, deeds and things and to execute any
agreements, documents or instructions as may be

PROPOSAL #9.: Approve, that pursuant to the                                ISSUER          YES          FOR               FOR
applicable provisions of the Companies Act, 1956 or
any amendments thereto or any modification or
statutory re-enactment[s] thereof, Section 35 B and
other applicable provisions, if any, of the Banking
Regulation Act, 1949 or any amendments thereto or any
 modification or statutory re-enactment[s] thereof
and subject to the approvals, as may be necessary
from the Reserve Bank of India [the RBI] and other
concerned authorities or regulatory bodies and
subject to conditions as may be prescribed by such
authorities or regulatory bodies while granting such
approvals, the approval of the members of the Bank be
 and is hereby accorded for the re-appointment of Mr.
 C. Jayaram as Whole-time Director of the Bank
designated as Executive Director for the period from
01 JAN 2009 to 31 DEC 2011, on the following terms of
 remuneration which, subject to approval of the RBI,
will be effective 01 APR 2003, as specified,
authorize the Board of Directors [hereinafter
referred to as the Board, which term shall include
any Committee which the Board of Directors of the
Bank may have constituted or may thereafter
constitute and delegated with the powers necessary
for the purpose] of the Bank and to fix the actual
amount of remuneration and perquisites, payable or to
 be provided to Mr. C. Jayaram and vary or increase
the same from time to time, within the limits
approved by the members, to the extent the Board may
consider appropriate and as may be permitted or
authorized by RBI on an application made by the Bank,
 and that in case of absence or inadequacy of profits
 in any FY, the aforesaid remuneration shall be paid
to Mr. Jayaram as minimum remuneration; and authorize
 the Board to do all such acts, deeds and things and
to execute any agreements, documents or instructions
as may be required to give effect to this resolution

PROPOSAL #10.: Amend that pursuant to the applicable                       ISSUER          YES          FOR               FOR
provisions of the Companies Act, 1956 or any
amendments any modification or statutory re-
enactment(s) thereof, Section 35-Band other
applicable provisions, if any, of the Banking
RegulationAct, 1949 or any amendments any
modification or statutory re-enactment(s) and subject
 to the approvals, as may be necessary from the
Reserve Bank of India, (the 'RBI') and other
concerned authorities or regulatory bodies and
subject to conditions as may be prescribed by such
authorities or regulatory bodies while granting such
approvals, the approval of the Members of the Bank
accorded for the re-appointment of Mr. Dipak Gupta as
 Whole-time Director of the Bank designated as
Executive Director for the period from 01 JAN 2009 to
 31 DEC 2011, on the following. terms of remuneration
 Which, subject to of the RBI, will be effective 01
APR 2008; authorize the Board of Directors which term
 shall include any Committee which the Board of
Directors of the Bank may have constituted or may
constitute and delegate with the powers necessary for
 the purpose) of the Bank to fix the actual amount of
 remuneration and perquisites, payable or to be
provided to Mr. Dipak Gupta and vary or increase the
same from time to time, within the limits approved by
 the Members, to the extent the Board may consider
appropriate and as maybe permitted or by RBI on an
application made by the Bank that in case of absence
or inadequacy of profits in any FY, the aforesaid
remuneration shall be paid to Mr. Gupta as minimum
remuneration, to do all such acts, deeds and things
and to execute any agreements, documents or
instructions as may be required to give effect to

PROPOSAL #S.11: Approve that pursuant to the                               ISSUER          YES          FOR               FOR
provisions of Foreign Exchange Management (Transfer
or issue of security by a person resident outside
India) Regulations, 2000 and Press Note 2 (2004
Series)issued by the Government of India, Ministry of
 Commerce & Industry and other applicable provisions,
 if any, of the Reserve Bank of India and such other
statutory/regulatory approvals as may be necessary,
consent of the Bank accorded to increase the ceiling
limit on total holdings of Foreign institutional
investors (Flls)! Securities and Exchange Board of
India approved sub-account of His in the equity share
 capital of the Bank, through primary or secondary
route, from 30% to 33% of the paid-up equity capital
of the Bank with effect from such date(s) as may be
decided by the Board from time to time; authorize the
 Directors of the Bank to do all such acts, matters,
deeds and things necessary or desirable in connection
 with or incidental to giving effect to the above
resolutions and to delegate all or any of its powers
to any Committee of Directors of the Bank in this
regard

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KRUNG THAI BANK PUBLIC COMPANY LIMITED
  TICKER:                N/A             CUSIP:     Y49885208
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the minutes of the 15th AGM on 25                      ISSUER          YES          FOR               FOR
 APR 2008

PROPOSAL #2.: Acknowledge the Board of Directors'                          ISSUER          YES          FOR               FOR
annual report

PROPOSAL #3.: Approve the balance sheet and the                            ISSUER          YES          FOR               FOR
profit and loss statements for 2008 ended 31 DEC 2008

PROPOSAL #4.: Approve the appropriation of the 2008                        ISSUER          YES          FOR               FOR
net profit and dividend payment

PROPOSAL #5.: Approve the adjustment of the Dividend                       ISSUER          YES          FOR               FOR
Payment Policy

PROPOSAL #6.: Approve the Directors' remunerations                         ISSUER          YES          FOR               FOR
for the year 2009

PROPOSAL #7.1: Elect Mr. Sima Simananta as a Director                      ISSUER          YES          FOR               FOR
 to replace those who are retiring upon completion of
 their terms of office

PROPOSAL #7.2: Elect Mr.Visut Montriwat as a Director                      ISSUER          YES          FOR               FOR
 to replace those who are retiring upon completion of
 their terms of office

PROPOSAL #7.3: Elect Mr. Dusit Nontanakorn as a                            ISSUER          YES          FOR               FOR
Director to replace those who are retiring upon
completion of their terms of office

PROPOSAL #7.4: Elect Mr. Jamlong Atikul as a Director                      ISSUER          YES          FOR               FOR
 to replace those who are retiring upon completion of
 their terms of office

PROPOSAL #8.: Elect the Bank's Auditor and approve to                      ISSUER          YES          FOR               FOR
 fix the audit fee

PROPOSAL #9.: Approve and amend the Bank's Articles                        ISSUER          YES          FOR               FOR
of Association for 06 Articles

PROPOSAL #10.: Approve the purchase of share in                            ISSUER          YES          FOR               FOR
Krungthai Card Public Company Limited in accordance
with the Public Limited Company Act B.E. 2535 and the
 financial institutions business Act B.E. 2551

PROPOSAL #11.: Other business                                              ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KT CORPORATION
  TICKER:                KTC             CUSIP:     48268K101
  MEETING DATE:          1/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF AMENDMENT OF THE ARTICLES                        ISSUER          YES          FOR             AGAINST
OF INCORPORATION

PROPOSAL #02: ELECTION OF PRESIDENT                                        ISSUER          YES          FOR             AGAINST

PROPOSAL #3A: ELECTION OF INDEPENDENT AND NON-                             ISSUER          YES          FOR             AGAINST
EXECUTIVE DIRECTOR OF AUDIT: SI-CHIN KANG

PROPOSAL #3B: ELECTION OF INDEPENDENT AND NON-                             ISSUER          YES          FOR             AGAINST
EXECUTIVE DIRECTOR OF AUDIT: IN-MAN SONG

PROPOSAL #3C: ELECTION OF INDEPENDENT AND NON-                             ISSUER          YES          FOR             AGAINST
EXECUTIVE DIRECTOR OF AUDIT: JOON PARK

PROPOSAL #04: APPROVAL OF EMPLOYMENT CONTRACT FOR THE                      ISSUER          YES          FOR             AGAINST
 PRESIDENT

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KT CORPORATION
  TICKER:                KTC             CUSIP:     48268K101
  MEETING DATE:          3/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF BALANCE SHEET, INCOME                            ISSUER          YES          FOR               FOR
STATEMENT AND STATEMENT OF APPROPRIATION OF RETAINED
EARNINGS FOR THE 27TH FISCAL YEAR

PROPOSAL #2A: ELECTION OF DIRECTOR: SANG HOON LEE                          ISSUER          YES          FOR               FOR

PROPOSAL #2B: ELECTION OF DIRECTOR: HYUN-MYUNG PYO                         ISSUER          YES          FOR               FOR

PROPOSAL #2C: ELECTION OF DIRECTOR: CHOON HO LEE                           ISSUER          YES          FOR               FOR

PROPOSAL #2D: ELECTION OF DIRECTOR: E. HAN KIM                             ISSUER          YES          FOR               FOR

PROPOSAL #2E: ELECTION OF DIRECTOR: JEUNG SOO HUH                          ISSUER          YES          FOR               FOR

PROPOSAL #03: ELECTION OF MEMBER OF AUDIT COMMITTEE                        ISSUER          YES          FOR               FOR

PROPOSAL #04: APPROVAL OF LIMIT ON REMUNERATION OF                         ISSUER          YES          FOR               FOR
DIRECTORS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KT CORPORATION
  TICKER:                KTC             CUSIP:     48268K101
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF MERGER AGREEMENT BETWEEN KT                      ISSUER          YES          FOR               FOR
 CORPORATION AND KT FREETEL, CO., LTD.

PROPOSAL #02: AMENDMENT OF ARTICLES OF INCORPORATION.                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KT CORPORATION, SONGNAM
  TICKER:                N/A             CUSIP:     Y49915104
  MEETING DATE:          1/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR
regarding President qualification requirements

PROPOSAL #2.: Elect Mr. Lee Suk-Chae as a President                        ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Elect Mr. Kang Si-Chin as an Outside                        ISSUER          YES          FOR               FOR
Director and as a Audit Committee Member

PROPOSAL #3.2: Elect Mr. Song In-Man as an Outside                         ISSUER          YES          FOR               FOR
Director and as a Audit Committee Member

PROPOSAL #3.3: Elect Mr. Park Joon as an Outside                           ISSUER          YES          FOR               FOR
Director and as a Audit Committee Member

PROPOSAL #4.: Approve the Employment Contract with                         ISSUER          YES          FOR               FOR
the President

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KT CORPORATION, SONGNAM
  TICKER:                N/A             CUSIP:     Y49915104
  MEETING DATE:          3/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the appropriation of income and                      ISSUER          YES          FOR               FOR
 dividend of KRW 1,120 per share

PROPOSAL #2.1: Elect Mr. Lee Sang-Hun as an Inside                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.2: Elect Mr. Pyo Hyun-Myung as an Inside                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.3: Elect Mr. Lee Choon-Ho as an Outside                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.4: Elect Mr. Kim Eung-Han as an Outside                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.5: Elect Mr. Huh Jeung-Soo as an Outside                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.: Elect Mr. Kim Eung-Han as the Member of                      ISSUER          YES          FOR               FOR
 Audit Committee

PROPOSAL #4.: Approve the total remuneration of the                        ISSUER          YES          FOR               FOR
Inside Directors and the Outside Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KT CORPORATION, SONGNAM
  TICKER:                N/A             CUSIP:     Y49915104
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Merger with KT Freetel                           ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES          FOR               FOR
Articles of Incorporation

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KT FREETEL LTD
  TICKER:                N/A             CUSIP:     Y4991F102
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Merger Contract                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KT FREETEL LTD
  TICKER:                N/A             CUSIP:     Y4991F102
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect the Auditor Committee Member                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KUALA LUMPUR KEPONG BHD
  TICKER:                N/A             CUSIP:     Y47153104
  MEETING DATE:          2/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for                         ISSUER          YES          FOR               FOR
the YE 30 SEP 2008 and the Directors' and the
Auditors' reports thereon

PROPOSAL #2.: Approve the payment of a final dividend                      ISSUER          YES          FOR               FOR
 of 45 sen per share less 25% Malaysian Income Tax
and 10 sen per share tax exempt

PROPOSAL #3.: Re-elect Mr. Y. M. Tengku Robert Hamzah                      ISSUER          YES          FOR               FOR
 as a Director, who retires in accordance with
Article 91(A) of the Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Yeoh Eng Khoon as a                             ISSUER          YES          FOR               FOR
Director, who retires in accordance with Article
91(A) of the Company's Articles of Association

PROPOSAL #5.: Re-appoint Mr. Tan Sri Dato' Thong Yaw                       ISSUER          YES          FOR               FOR
Hong as a Director of the Company, pursuant to
Section 129(6) of the Companies Act 1965, to hold
office until the next AGM of the Company

PROPOSAL #6.: Re-appoint Mr. R. M. Alias as a                              ISSUER          YES          FOR               FOR
Director of the Company, pursuant to Section 129(6)
of the Companies Act 1965, to hold office until the
next AGM of the Company

PROPOSAL #7.: Approve to fix the Directors' fees for                       ISSUER          YES          FOR               FOR
the YE 30 SEP 2008 amounting to MYR 849,000 [2007:
MYR 704,000]

PROPOSAL #8.: Appoint the Auditors and authorize the                       ISSUER          YES          FOR               FOR
Directors to fix their remuneration

PROPOSAL #9.: Authorize the Directors for the Company                      ISSUER          YES          FOR               FOR
 to buy back such amount of ordinary shares of MYR
1.00 each in the Company [authority to buy back
shares], as may be determined by the Directors from
time to time through Bursa Malaysia Securities Berhad
 [Bursa Malaysia] upon such terms and conditions as
the Directors may deem fit and expedient in the best
interests of the Company provided that the aggregate
number of shares purchased pursuant to this
resolution does not exceed 10% of the total issued
and paid-up share capital of the Company [equivalent
to 106,400,000 shares in the Company based on its
issued and paid-up share capital [excluding treasury
shares] of 1,064,965,692 shares of MYR 1.00 each as
at 01 DEC 2008] and that an amount not exceeding the
total retained profits of the Company be allocated
for the authority to buy back shares [the audited
retained profits of the Company as at 30 SEP 2008 was
 MYR 1,318 million]; to cancel the shares so
purchased and/or retain the shares so purchased as
treasury shares; to do all such acts and things to
give full effect to the authority to buy back shares
with full powers to assent to any conditions,
modifications, revaluations, variations and/or
amendments [if any] as may be imposed by the relevant
 authorities; [Authority expires at the conclusion of
 the next AGM of the Company or the expiry of the
period within which the next AGM is required by Law];
 but not so as to prejudice the completion of a
purchase by the Company before the aforesaid expiry
date and, in any event, in accordance with the
provisions of the guidelines issued by Bursa Malaysia
 or any other relevant authority

PROPOSAL #10.: Authorize the Company and/or its                            ISSUER          YES          FOR               FOR
subsidiary Companies to enter into recurrent
transactions of a revenue or trading nature with
related parties which are necessary for the Company's
 and/or its subsidiaries day-today operations and
carried out in ordinary course of business on normal
commercial terms not more favorable to the related
parties than those generally available to the public
and are not to the detriment of the minority
shareholders as specified; and authorize the
Directors to do all such acts and things [including
executing all such documents as may be required] as
they may consider expedient or necessary to give full
 effect to the mandate, with full powers to assent to
 any conditions, modifications, revaluations,
variations and/or amendments [if any] as may be
imposed by the relevant authorities; [Authority
expires at the conclusion of the next AGM of the
Company following the passing of this ordinary
resolution or the expiry of the period within which
the next AGM is required By Law to be held but shall
not extend to such extension as may be allowed
pursuant to Section 143(2) of the Companies Act, 1965]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KUMBA IRON ORE
  TICKER:                N/A             CUSIP:     S4341C103
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.O.1: Receive and adopt the annual                              ISSUER          YES          FOR               FOR
financial statements of the Company for the YE 31 DEC
 2008, including the Directors' report and the report
 of the Auditors thereon and to confirm all matters
and things undertaken and discharged by the Directors
 on behalf of the Company

PROPOSAL #2.O.2: Re-appoint Deloitte & Touche as an                        ISSUER          YES          FOR               FOR
Independent Auditors of the Company for the ensuing
year and to appoint Mr. BW Smith as the Designated
Auditor for the ensuing year

PROPOSAL #3O3.1: Re-elect Mr. CI Griffith as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3O3.2: Re-elect Mr. ZBM Bassa as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3O3.3: Re-elect Mr. DD Mokgatle as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3O3.4: Re-elect Mr. ND Moyo as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3O3.5: Re-elect Mr. AJ Morgan as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.O.4: Approve the proposed remuneration of                      ISSUER          YES        AGAINST           AGAINST
 the Non-Executive Directors with effect from 01 JAN
2009: Chairman: ZAR 1,000,000; Director: ZAR:
150,000; Audit Committee Chairman: ZAR 168,000; Audit
 Committee Member: ZAR 100,800; other Board Committee
 Chairman: ZAR 134,400; other Board Committee Member:

PROPOSAL #5.O.5: Approve and adopt, Ordinary                               ISSUER          YES          FOR               FOR
Resolution 5 is dependent on the passing of Ordinary
Resolution Number 7 and Special Resolution 1,Kumba
Iron Ore Limited Bonus Share Plan [Plan] as specified

PROPOSAL #6.O.6: Authorize the Directors, Section 221                      ISSUER          YES          FOR               FOR
 of the Companies Act No. 61 of 1973, as amended and
in terms of the JSE Listings Requirements, to issue,
in terms of the Kumba Iron Ore Limited Bonus Share
Plan [Plan] from time to time, such number of
ordinary shares for a subscription price per share of
 either the then current market value or the par
value per share as may be decided by the Directors,
as specified in the Plan

PROPOSAL #7.O.7: Authorize the Directors, subject to                       ISSUER          YES        AGAINST           AGAINST
the provisions of the Act and the Listings
Requirements of the JSE, until the next AGM of the
Company to allot and issue the authorized but
unissued ordinary shares of one cent each in the
capital of the Company, up to a maximum of 5% of the
number of shares of the Company's issued ordinary
share capital; to such person or persons on such
terms and conditions and at such times as the
Directors of the Company may from time to time and in
 their discretion deem fit, after setting aside so
many shares as may be required to be allotted and
issued by the Company pursuant to the Company's

PROPOSAL #8.O.8: Authorize the Directors, in the                           ISSUER          YES          FOR               FOR
terms of the Listings Requirements of the JSE, by way
 of a general authority to issued the authorized but
unissued ordinary shares of one cent each in the
capital of the Company for cash, as and when suitable
 opportunities arise, subject to the Articles of
Association of the Company, the Act and the JSE
Listings Requirements and the followings conditions:
the equity securities which are the subject of the
issue for the cash must of a lass already in issue,
or where this is not the case must be limited to such
 securities or rights that are convertible into a
class already in issue; any such issue will only be
made to public shareholders as defined by the JSE
Listings Requirements and not to related parties; a
paid press announcement giving full details,
including the impact on the net asset value and
earnings per share, will be published at the time of
any issue representing on a cumulative basis within 1
 FY, 5% or more of the number of shares in issue
prior to the issue concerned; the issues in aggregate
 in any 1 FY shall not exceed 5% of the number of
shares of the Company's issued ordinary share capital
 [for the purpose of determining the securities
comprising the 15% number in any 1 year, account must
 be taken of the dilution effect in the year of issue
 of options/convertible securities, by including the
number of any equity securities which may be issued
in future arising out of the issue of such
options/convertible securities], and of a particular
class, will be aggregated with any securities that
are compulsorily convertible into securities of that
class, and in the case of the issue of compulsorily
convertible securities, aggregated with the
securities of that class into which they are
compulsorily convertible; as regards the number of
securities which may be issued [the 15% number] shall
 be based on the number of securities of that claps
in issue added to those that may issue in future
[arising from the conversion of options/convertible
securities], at the date of such application; less
any securities of the class issued, or to be issued
in future airing from options/ convertible securities
 issued, during the current FY; a rights issue which
has been announced, is irrevocable and is fully
underwritten; acquisition [which has had final terms
announced] may be included a though they were
securities in issue at the date of application; that
in determining the price at which an issue of shares
for cash may be made in terms of this authority pose
the listing of the Company, the maximum discount
permitted shall be 10% of the weighted average traded
 price of the ordinary shares on the JSE [adjusted
for any dividend declared but not yet paid or for any
 capitalization award made to shareholders] over the
30 business days prior to the date that the price of
the issue is agreed by the Directors of the Company
and the party subscribing for the securities

PROPOSAL #9.S.1: Authorize to repurchase shares                            ISSUER          YES          FOR               FOR
RESOLVED that the Company and/or any of its
subsidiaries from time to time be and are hereby
authorized, by way of a specific authority in terms
of Sections 85 and 89 of the Companies Act, No 61 of
1973, as amended, and in terms of the JSE Listings
Requirements, Authorize the Company and/or any of its
 subsidiaries from time to time, by way of a specific
 authority in terms of Sections 85 and 89 of the
Companies Act No 61 of 1973 as amended and in terms
of the JSE Listing Requirements to repurchase or
purchase directly, or through an agent, on the market
 from time to time such number of ordinary shares in
the Company as the Company and/or any of its
subsidiaries may be required to repurchase or
purchase in terms of the Kumba Iron Ore Limited Bonus

PROPOSAL #10S.2: Authorize the Company, in terms in                        ISSUER          YES          FOR               FOR
terms of Section 38(2A) of the Companies Act No 61 of
 1973, as amended, to provide such financial
assistance as may be necessary in the acquisition or
issue, directly or through an agent, of ordinary
shares in the Company for purposes of the Kumba Iron
Ore Limited Bonus Share Plan [Plan]

PROPOSAL #11S.3: Approve, as a general approval                            ISSUER          YES          FOR               FOR
contemplated in sections 85 to 89 of the Act, the
acquisitions by the Company and any of its
subsidiaries, from time to time of the issued
ordinary shares of the Company, upon such terms and
conditions and in such amounts as the Directors of
the Company may from time to time determine, but
subject to the articles of association of the
company, the provisions of the Act and the JSE
Listings Requirements, when applicable, and provided
that 1] the general repurchase of securities will be
effected through the order book operated by the JSE
trading system and done without any prior
understanding or arrangement between the Company and
the counter party [reported trades are prohibited];
[Authority expires until the next AGM of the Company
or 15 months]; 3] at any point in time, a Company may
 only appoint 1 agent to effect any repurchases on
the Company's behalf; 4] after such repurchase the
Company will still comply with the JSE Listings
Requirements concerning shareholder spread
requirements; 5] the Company or its subsidiary any
not repurchase securities during a prohibited period
as defined in the HSE Listing Requirements unless
they have in place a Repurchase Programme where the
dates and quantities of securities to be traded using
 the relevant period are fixed [ not subject to any
variation] and full details of the Programme have
been disclosed in an announcement over SENS prior to
the commencement of the prohibited period; 6] when
the Company or any of its subsidiaries collectively
have cumulatively repurchased 3% of the initial
number of the relevant class of securities and foe
each 3% in aggregate of the initial number of that
class acquired thereafter an announcement will be
made; 7] the Company and its subsidiaries
collectively shall not be entitled to acquire shares
issued by the Company constituting, on a cumulative
basis more than 10% of the number of shares in the
Company in issue from the date of grant of this
approval; 8] shares issued by the Company may not be
acquired at a price greater than 10% above the
weighted average traded price of the Company's shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KUMHO INDUSTRIAL CO LTD, PUSAN
  TICKER:                N/A             CUSIP:     Y5044R100
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the 4 Directors and 2 outside                          ISSUER          YES          FOR               FOR
Directors

PROPOSAL #4.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Directors

PROPOSAL #5.: Amend the retirement benefit plan for                        ISSUER          YES        AGAINST           AGAINST
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LAFARGE MALAYAN CEMENT BHD
  TICKER:                N/A             CUSIP:     Y5348J101
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Saw Ewe Seng as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #2.: Re-elect Mr. Martin Kriegner as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.: Re-elect Mr. Md Yusof bin Hussin as a                        ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.: Re-appoint Chan Hua Eng as a Director                        ISSUER          YES          FOR               FOR
of the Company to hold office until the next AGM

PROPOSAL #5.: Re-appoint Deloitte and Touche as the                        ISSUER          YES          FOR               FOR
Auditors for the ensuing year at a remuneration to be
 determined by the Directors

PROPOSAL #6.: Authorize the Directors, pursuant to                         ISSUER          YES          FOR               FOR
Section 132D of the Companies Act, 1965 [the Act], to
 issue shares in the Company at any time and upon
such terms and conditions and for such purposes as
the Directors may deem fit; provided that the
aggregate number of shares issued pursuant to this
resolution does not exceed 10% of the issued capital
of the Company at the time of issuance thereof and to
 obtain the approval for the listing of and quotation
 for the additional shares so issued on the Bursa
Malaysia Securities Berhad [Bursa Securities][
Authority will be in force until the next AGM]

PROPOSAL #7.: Approve the proposed renewal of                              ISSUER          YES          FOR               FOR
shareholders mandate for Recurrent Related Party
Transactions [Recurrent RPTs]

PROPOSAL #8.: Approve to renew the authority for                           ISSUER          YES          FOR               FOR
purchase of own shares by the Company [Share Buyback]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LAND AND HOUSE PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y5172C198
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to certify the minutes of the                        ISSUER          YES          FOR               FOR
AGM of shareholders No. 1/2551

PROPOSAL #2.: Acknowledge the report on the Company's                      ISSUER          YES          FOR               FOR
 operating results in respect for the YE 31 DEC 2008

PROPOSAL #3.: Approve the balance sheet and the                            ISSUER          YES          FOR               FOR
profit and loss statements for the YE 31 DEC 2008

PROPOSAL #4.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
profits, distribution of dividends and legal reserve
for the year 2008

PROPOSAL #5.1: Appoint Mr. Anant Asavabhokhin as a                         ISSUER          YES          FOR               FOR
Director replacing who retired by rotation

PROPOSAL #5.2: Appoint Mr. Payong Sakdejyong as a                          ISSUER          YES          FOR               FOR
Director replacing who retired by rotation

PROPOSAL #5.3: Appoint Mr. Chalerm Kietitanabumroong                       ISSUER          YES          FOR               FOR
as a Director replacing who retired by rotation

PROPOSAL #5.4: Appoint Mr. Adirom Thananum-narapool                        ISSUER          YES          FOR               FOR
as a Director replacing who retired by rotation

PROPOSAL #5.5: Appoint Mr. Naporn Sunthornchitcharoen                      ISSUER          YES          FOR               FOR
 as a Director replacing who retired by rotation

PROPOSAL #5.6: Appoint Mr. Adisak Atirartkul as a                          ISSUER          YES          FOR               FOR
Director replacing who retired by rotation

PROPOSAL #5.7: Appoint Mr. Pratip Wongnirund as a                          ISSUER          YES          FOR               FOR
Director replacing who retired by rotation

PROPOSAL #5.8: Appoint Mr. Pakhawat                                        ISSUER          YES          FOR               FOR
Kovithvathanaphong as a Director replacing who

PROPOSAL #5.9: Appoint Dr. Siri Ganjarerndee as a                          ISSUER          YES          FOR               FOR
Director replacing who retired by rotation

PROPOSAL #5.10: Appoint Dr. Seek Ngee Huat as a                            ISSUER          YES          FOR               FOR
Director replacing who retired by rotation

PROPOSAL #5.11: Appoint Mr. Lin Swe Guan as a                              ISSUER          YES          FOR               FOR
Director replacing who retired by rotation

PROPOSAL #6.: Approve the remuneration to Directors                        ISSUER          YES          FOR               FOR
for year 2009

PROPOSAL #7.: Appoint the Auditors and fix their                           ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #8.: Approve the issuance and offering for                        ISSUER          YES          FOR               FOR
sale of debenture with total value of up to 10
billion BAHT

PROPOSAL #9.: Any other business [if any]                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LARGAN PRECISION CO LTD
  TICKER:                N/A             CUSIP:     Y52144105
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The establishment for the rules of the                      ISSUER          NO           N/A               N/A
 Board Meeting

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profits distribution:                      ISSUER          YES          FOR               FOR
 TWD 10 par shares, proposed stock dividend: 20 per
for 1,000 shares held

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings

PROPOSAL #B.4: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans, endorsement and guarantee

PROPOSAL #B.6: Approve the joint-venture in People's                       ISSUER          YES          FOR               FOR
Republic of China

PROPOSAL #B.7: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.8: Others issues and extraordinary motions                     ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LARSEN & TOUBRO LTD
  TICKER:                N/A             CUSIP:     Y5217N159
  MEETING DATE:          7/9/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company, pursuant to the provisions of Section
293[1][a] and other applicable provisions, if any, of
 the Companies Act, 1956, and the Memorandum and
Articles of Association of the Company, and subject
to other permissions and approvals as may be
required, to transfer, sell and/or dispose of the
Medical Equipment & System [MED] Business Unit of the
 Company to its subsidiary Company or to any other
entity as may be approved by the Board of Directors
[including any Committee thereof], as a going concern
 or otherwise at such price and on such terms and
conditions as may be decided by the Board of
Directors with the power to the Board of Directors to
 finalize and execute necessary documents including
agreements, deeds of assignment/conveyance and other
documents and to do all such other acts, deeds,
matters and things as may be deemed necessary and
expedient in their discretion for completion of
transfer/sale of the said undertaking; and to
delegate all or any of the powers herein conferred in

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LARSEN & TOUBRO LTD
  TICKER:                N/A             CUSIP:     Y5217N159
  MEETING DATE:          8/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the balance sheet as                       ISSUER          YES          FOR               FOR
at 31 MAR 2008, the profit & loss account for the YE
on that date, the reports of the Board of Directors
and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Mr. J.P. Nayak as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Y.M. Deosthalee as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. M.M. Chitale as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Appoint Mr. N. Mohan Raj, as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint Mr. K. Venkataramanan as a                        ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #8.: Appoint Mr. S. Rajgopal as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #9.: Appoint Mr. A.K. Jain as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve, pursuant to Section 269 and                        ISSUER          YES          FOR               FOR
other applicable provisions, if any, of the Companies
 Act 1956, read with the Schedule XIII of the said
Act, the re-appointment of Mr. A.M. Naik as the
Chairman & Managing Director of the Company with
effect from 13 APR 2009 to 31 SEP 2012 on
remuneration fixed by the Board, from time to time,
within the limits fixed by the Members

PROPOSAL #11.: Approve, pursuant to Section 269 and                        ISSUER          YES          FOR               FOR
other applicable provisions, if any, of the Companies
 Act 1956, read with the Schedule XIII of the said
Act, the re-appointment of Mr. J.P. Nayak as the
Whole-time Director of the Company with effect from
13 NOV 2008 to 31 MAR 2008 on remuneration fixed by
the Board, from time to time, within the limits fixed
 by the Members

PROPOSAL #12.: Approve, pursuant to Section 269 and                        ISSUER          YES          FOR               FOR
other applicable provisions, if any, of the Companies
 Act, 1956 read with the Schedule XIII of the said
Act, the re-appointment of Mr. K. Venkataramanan as
the Whole-time Director of the Company with effect
from 28 MAY 2009 to 30 JUN 2012 on remuneration as
fixed by the Board from time to time within the
limits fixed by the Members

PROPOSAL #13.: Approve, pursuant to Section 269 and                        ISSUER          YES          FOR               FOR
other applicable provisions, if any, of the Companies
 Act 1956 read with the Schedule XIII of the said
Act, the re-appointment of Mr. K.V. Rangaswami as the
 Whole-time Director of the Company with effect from
08 FEB 2009 to 30 JUN 2011 on remuneration as fixed
by the Board from time to time within the limits
fixed by the Members

PROPOSAL #14.: Approve, pursuant to Section 269 and                        ISSUER          YES          FOR               FOR
other applicable provisions, if any, of the Companies
 Act 1956 read with the Schedule XIII of the said
Act, the re-appointment of Mr. V.K. Magapu as a
Whole-time Director of the Company with effect from
06 JUL 2009 to 30 SEP 2012 on remuneration as fixed
by the Board from time to time within the limits
fixed by the Members

PROPOSAL #15.: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company [the Board, which term shall be deemed to
 include any Committee thereof], that in accordance
with the applicable provisions of the Companies Act,
1956, or any amendment or re-enactment thereof and
Article 153 of the Articles of Association of the
Company and subject to the guidelines issued by the
Securities and Exchange Board of India [SEBI] in this
 behalf and subject to such approvals, consents,
permissions and sanctions as may be necessary from
appropriate authorities, consent, for capitalization
of a sum not exceeding INR 61,44,47,064 from the
securities premium account, general reserves or any
other permitted reserves/ surplus of the Company for
the purpose of issue of bonus shares of INR 2 each,
credited as fully paid-up to the holders of the
equity shares of the Company whose names shall appear
 on the register of Members on the record date
determined by the Board or a Committee thereof for
the purpose, in the proportion of 1 bonus share of
INR 2 for every 1 fully paid-up equity share of INR 2
 held by them and that the bonus shares so
distributed shall, for all purposes, be treated as an
 increase in the paid up capital of the Company held
by each such Member, and not as income; approve the
stock options [whether vested, unvested or yet to be
granted] under the Employee Stock Option Schemes be
suitably adjusted; that the bonus shares so allotted
shall rank pari passu in all respects with the fully
paid-up equity shares of the Company as existing on
the record date, save and except that they shall not
be entitled to any dividend for the FYE 31 MAR 2008
and any other dividend that may be declared before
the Record date; that the bonus shares so allotted
shall always be subject to the terms and conditions
contained in the Memorandum and Articles of
Association of the Company; that no letter of
allotment shall be issued in respect of the bonus
shares and in the case of Members who hold shares or
opt to receive the shares in dematerialized form, the
 bonus shares shall be credited to the respective
beneficiary accounts of the Members with their
respective Depository Participants and in the case of
 Members who hold equity shares in certificate form,
the share certificates in respect of the bonus shares
 shall be despatched, within such time as prescribed
by Law and the relevant authorities; that the issue
and allotment of the bonus shares to Non-Resident
Members, Foreign Institutional Investors (FIIs) &
other foreign investors, be subject to the approval
of the Reserve Bank of India, as may be necessary;
and authorize the Board to take necessary steps for
listing of such shares on the Stock Exchanges where
the securities of the Company are listed as per the
provisions of the Listing Agreements with the
concerned Stock Exchanges and other applicable
guidelines, rules and regulations; to do all such
acts, deeds, matters and things and to give such
directions as may be necessary or expedient, and to
settle any question, difficulty or doubt that may

PROPOSAL #S.16: Authorize the Board, in accordance                         ISSUER          YES        AGAINST           AGAINST
with the provisions of Section 81(lA) and other
applicable provisions, if any, of the Companies Act,
1956, Foreign Exchange Management Act, 1999,
Securities and Exchange Board of India [Disclosure
and Investor Protection] Guidelines, 2000 [SEBI
Guidelines], Listing Agreements entered into by the
Company with the Stock Exchange where the Securities
of the Company are listed, enabling provisions in the
 Memorandum and Articles of Association, of the
Company as also provisions of any other applicable
laws, rules and regulations [including any amendments
 thereto or re-enactments thereof for the time being
in force] and subject to such approvals, consents,
permissions and sanctions of the securities and
Exchange Board of India [SEBI], Government of India
[GOI], Reserve Bank of India [RBI] and an other
appropriate and/concerned authorities, or bodies and
subject to such conditions and modifications, as may
be prescribed. by any of them in granting such
approvals, conserve, permissions and sanctions which
may be agreed to by the Board of Directors of the
Company [the Board which term shall be deemed to
include any Committee which the Board may have
constituted or hereafter constitute for the time
being exercising the powers conferred on the Board by
 this resolution], to offer, issue and allot, by way
of Qualified Institutions Placement [QIP], to
Qualified Institutional Buyers [QIBs] in terms of
Chapter XIII-A of the SEBI Guidelines, whether or not
 such Investors are Members of the Company, through
one or more placements of equity shares/fully
convertible debentures/partly convertible debentures
or any securities other than warrants which are
convertible into or exchangeable with equity shares
at a later date [herein referred to as Securities]
not exceeding USD 600 mn or INR 2400 crore, if higher
 [including green shoe option], as the Board may
determine in accordance with the SEBI Guidelines and
where necessary in consultation with the lead
Managers, Underwriters, Merchant Bankers, Guarantors,
 Financial and/or Legal Advisors, Rating Agencies/
Advisors, Depositories, Custodians, Principal Paying/
 Transfer/Conversion agents, Listing agents,
Registrars, Trustees, Printers, Auditors, Stabilizing
 agents and all other Agencies/Advisors; that the QIP
 issue shall be completed within 12 months from the
date of this AGM, and the equity shares so issued
shall rank pari passu with the existing equity shares
 of the Company in all respects to be offered and
allotted to the QIBs shall be in dematerialized form;
 for the purpose of giving effect to any offer, issue
 or allotment of Securities, to do all such acts,
deeds, matters and things as it may, in absolute
discretion, deem necessary or desirable for such
purpose, including without limitation, the
determination of the terms thereof, for entering into
 arrangements for managing, underwriting, marketing,
listing and trading, to issue placement documents and
 to sign all deeds, documents and writings and to pay

PROPOSAL #S.17: Re-appoint M/s. Sharp & Tannan,                            ISSUER          YES          FOR               FOR
Chartered Accountants, as the Auditors of the Company
 including all its branch offices, to hold the office
 until the conclusion of the next AGM at a
remuneration of INR 68,00,000 exclusive of service
tax, travelling and other out of pocket expenses

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LENOVO GROUP LTD
  TICKER:                N/A             CUSIP:     Y5257Y107
  MEETING DATE:          7/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited accounts for the YE                      ISSUER          YES          FOR               FOR
 31 MAR 2008 together with the reports of the
Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend for the issued                      ISSUER          YES          FOR               FOR
 ordinary shares for the YE 31 MAR 2008

PROPOSAL #3.A: Re-elect Dr. Tian Suning as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.B: Re-elect Professor Woo Chia-Wei as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.C: Re-elect Mr. Ting Lee Sen as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.D: Re-elect Mr. Liu Chuanzhi as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.E: Re-elect Mr. Zhu Linan as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.F: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix Directors' fees

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors and authorize the Board of Directors of
the Company to fix the Auditors' remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 pursuant to Section 57B of the Companies Ordinance,
to allot, issue and deal with additional ordinary
shares in the share capital of the Company and to
make or grant offers, agreements and options
[including warrants, bonds, notes, debentures and
other securities which carry rights to subscribe for
or are convertible into ordinary shares] during and
after the relevant period, not exceeding 20% of the
aggregate nominal amount of the issued ordinary share
 capital of the Company otherwise than pursuant to:
i) a rights issue ii) an issue of shares upon the
exercise of options granted under any share option
scheme or similar arrangement for the time being
adopted for the grant or issue of shares or rights to
 acquire shares in the Company; or iii) an issue of
shares as scrip dividends pursuant to the Articles of
 Association of the Company from time to time; or iv)
 any issue of shares in the Company upon the exercise
 of subscription or conversion rights under the terms
 of any existing warrants of the Company or any
existing securities of the Company which carry rights
 to subscribe for or are convertible into shares of
the Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required to be held by the Companies
Ordinance or the Articles of Association of the
Company to be held]

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase shares of the Company during the
relevant period, on the Stock Exchange of Hong Kong
Limited [the Stock Exchange] or any other stock
exchange on which the shares of the Company may be
listed and recognized by the Securities and Futures
Commission and the Stock Exchange for such purposes,
subject to and in accordance with all applicable Laws
 and the requirements of the rules governing the
Listing of Securities on the Stock Exchange or of any
 other stock exchange as amended from time to time,
not exceeding 10% of the aggregate nominal amount of
the issued voting ordinary share capital of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required to be held by the Companies
Ordinance or the Articles of Association of the

PROPOSAL #7.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions 5 and 6, the general mandate granted
to the Directors of the Company to allot, issue and
deal with the shares pursuant to Resolution 5 as
specified, by addition to the aggregate nominal value
 of the share capital which may be allotted and
issued or agreed conditionally or unconditionally to
be allotted and issued by the Directors of the
Company pursuant to such general mandate of an amount
 representing the aggregate nominal value of the
issued voting ordinary shares capital of the Company
repurchased by the Company pursuant to the mandate to
 repurchase shares of the Company as pursuant to
Resolution 6 as specified, provided that such amount
does not exceed 10% of the aggregate nominal amount
of the issued share capital of the Company at the
date of passing this Resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LG CHEM LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y52758102
  MEETING DATE:          1/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the spin-off                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LG CHEM LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y52758102
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES          FOR               FOR
Articles of Incorporation

PROPOSAL #3.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LG CORP, SEOUL
  TICKER:                N/A             CUSIP:     Y52755108
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR
[expected dividend per share: KRW 750 per ordinary
shares, KRW 800 per preferred shares]

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Auditor Committee Member                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES        AGAINST           AGAINST
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LG DACOM CORPORATION, SEOUL
  TICKER:                N/A             CUSIP:     Y5252V108
  MEETING DATE:          3/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Elect the Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Approve the change of severance payment                      ISSUER          YES        AGAINST           AGAINST
 for the Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LG DISPLAY CO LTD
  TICKER:                N/A             CUSIP:     Y5255T100
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to change the Articles of                            ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #3.: Approve the remuneration limit for                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Approve to change the severance payment                      ISSUER          YES        AGAINST           AGAINST
 for Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LG ELECTRONICS INC NEW
  TICKER:                N/A             CUSIP:     Y5275H177
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the Directors: Outside Directors                       ISSUER          YES          FOR               FOR
- 2 persons [Messrs. Kim, Sang Hee, Lee, Kyu Min]

PROPOSAL #4.: Elect the Audit Committee Member as                          ISSUER          YES          FOR               FOR
Outside Directors - 2 persons [Messrs. Kim, Sang Hee,
 Hong, Sung Won]

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #6.: Approve the change of Severance Payment                      ISSUER          YES        AGAINST           AGAINST
 for Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LG HOUSEHOLD & HEALTH CARE LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y5275R100
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement:                             ISSUER          YES          FOR               FOR
expected dividend amount: KRW 2,000 Per ordinary
share, KRW 2,050 per preferred share

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR
regarding stock option, meeting notice, cancellation
of shares and interim dividends

PROPOSAL #3.: Elect Mr. Lee Gyuil as an Inside                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #4.: Approve the total remuneration of the                        ISSUER          YES          FOR               FOR
Inside Directors and the Outside Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LG TELECOM LTD
  TICKER:                N/A             CUSIP:     Y5276R125
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements:                            ISSUER          YES          FOR               FOR
Excepted Cash Dividend: KRW 200 per shares

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES          FOR               FOR
Article of Incorporation

PROPOSAL #3.: Elect 2 outside Directors                                    ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect 2 Auditor Committee Members                            ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
Directors

PROPOSAL #6.: Approve the amendment to retirement                          ISSUER          YES          FOR               FOR
benefit plan for Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LI NING CO LTD
  TICKER:                N/A             CUSIP:     G5496K124
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the reports of the Directors and the
Auditors of the Company for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.a.1: Re-elect Mr. Zhang Zhi Yong as an                         ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #3.a.2: Re-elect Mr. Chong Yik Kay as an                          ISSUER          YES        AGAINST           AGAINST
Executive Director

PROPOSAL #3.a.3: Re-elect Mr. Lim Meng Ann as a Non-                       ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #3.a.4: Re-elect Ms. Wang Ya Fei as an                            ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #3.b: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the remuneration of the Directors

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers,                           ISSUER          YES          FOR               FOR
Certified Public Accountants, as the Auditor of the
Company and authorize the Board of the Directors of
the Company to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to allot, issue and deal with additional shares in
the Company and to make or grant offers, agreements
and options or warrants which would or might require
the exercise of such powers during and after the
relevant period, not exceeding 20% of the aggregate
nominal amount of the share capital of the Company in
 issue as at the date of the passing of this
resolution and the said mandate shall be limited
accordingly otherwise than pursuant to: i) a rights
issue [as specified]; or ii) any option scheme or
similar arrangement for the time being adopted by the
 Company for the purpose of granting or issuing
shares or rights to acquire shares of the Company to
the Directors, Officers and/or employees of the
Company and/or any of its subsidiaries; or iii) any
scrip dividend or similar arrangement pursuant to the
 Articles of Association of the Company from time to
time; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Company's Articles of
 Association or any applicable law to be held]

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
during the relevant period [as specified] to
repurchase or otherwise acquire shares of HKD 0.10
each in the capital of the Company in accordance with
 all applicable laws and the requirements of the Rule
 Governing the Listing of Securities on The Stock
Exchange of Hong Kong Limited, not exceeding 10% of
the aggregate nominal amount of the share capital of
the Company in issue as at the date of the passing of
 this resolution; [Authority expires the earlier of
the conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Company's Articles of
 Association or any applicable law to be held]

PROPOSAL #7.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of the Resolutions 5 and 6, to add the aggregate
nominal amount of the shares which are repurchased or
 otherwise acquired by the Company pursuant to
Resolution 6 to the aggregate nominal amount of the
shares which may be issued pursuant to Resolution 5

PROPOSAL #8.: Amend the Share Option Scheme adopted                        ISSUER          YES        AGAINST           AGAINST
by the Company on 05 JUN 2004, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LIBERTY GROUP LTD
  TICKER:                N/A             CUSIP:     S44330116
  MEETING DATE:          10/21/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the scheme of arrangement [the                       ISSUER          YES          FOR               FOR
Scheme] in terms of Section 311 of the Companies Act,
 No. 61 of 1973, as amended [the Companies Act],
between the Liberty Group Limited [Liberty], a
registered long-term insurer, and the shareholders of
 Liberty [Liberty shareholders]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LIBERTY HOLDINGS LTD
  TICKER:                N/A             CUSIP:     S44440121
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Adopt the audited financial statements                      ISSUER          YES          FOR               FOR
 for the YE 31 DEC 2008

PROPOSAL #O.2: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Chairman of the Board of ZAR 1,685,000 for the YE 31
DEC 2009

PROPOSAL #O.3: Approve the remuneration of the Non-                        ISSUER          YES          FOR               FOR
Executive Directors of ZAR 162,000 per Non-Executive
Director for the YE 31 DEC 2009

PROPOSAL #O.4: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
International Non-Executive Directors of GBP 50,000
per International Non-Executive Director for the YE
31 DEC 2009

PROPOSAL #O.5: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Chairman of the Audit and Actuarial Committee of ZAR
250,000 for the YE 31 DEC 2009

PROPOSAL #O.6: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Members of the Audit and Actuarial Committee of ZAR
120,000 per Member for the YE 31 DEC 2009

PROPOSAL #O.7: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Chairman of the Risk Committee of ZAR 250,000 for the
 YE 31 DEC 2009

PROPOSAL #O.8: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Members of the Risk Committee of ZAR 120,000 per
Member for the YE 31 DEC 2009

PROPOSAL #O.9: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Chairman of the Remuneration Committee of ZAR 150,000
 for the YE 31 DEC 2009

PROPOSAL #O.10: Approve the remuneration of the                            ISSUER          YES          FOR               FOR
Members of the Remuneration Committee of ZAR 70,000
per Member for the YE 31 DEC 2009

PROPOSAL #O.11: Approve the remuneration of the                            ISSUER          YES          FOR               FOR
Chairman of the Transformation Committee of ZAR
114,000 for the YE 31 DEC 2009

PROPOSAL #O.12: Approve the remuneration of the                            ISSUER          YES          FOR               FOR
Members of the Transformation Committee of ZAR 57,000
 per Member for the YE 31 DEC 2009

PROPOSAL #O.13: Approve the remuneration of the                            ISSUER          YES          FOR               FOR
Members of the Directors' Affairs Committee of ZAR
30,000 per Member for the YE 31 DEC 2009

PROPOSAL #O.14: Re-elect Mr. S. J. Macozoma as a                           ISSUER          YES          FOR               FOR
Director, who retire in accordance with the
provisions of the Company's Articles of Association

PROPOSAL #O.15: Re-elect Mr. J. H. Maree as a                              ISSUER          YES          FOR               FOR
Director, who retire in accordance with the
provisions of the Company's Articles of Association

PROPOSAL #O.16: Re-elect Mr. A. Romanis as a                               ISSUER          YES          FOR               FOR
Director, who retire in accordance with the
provisions of the Company's Articles of Association

PROPOSAL #O.17: Re-elect Mr. H. I. Appelbaum as a                          ISSUER          YES          FOR               FOR
Director, who retire in accordance with the
provisions of the Company's Articles of Association

PROPOSAL #O.18: Re-elect Mr. A. P. Cunningham as a                         ISSUER          YES          FOR               FOR
Director, who retire in accordance with the
provisions of the Company's Articles of Association

PROPOSAL #O.19: Re-elect Mr. M. P. Moyo as a                               ISSUER          YES          FOR               FOR
Director, who retire in accordance with the
provisions of the Company's Articles of Association

PROPOSAL #O.20: Authorize the Directors of the                             ISSUER          YES          FOR               FOR
Company, all the unissued ordinary shares be placed
under the control of the Directors of the Company,
subject to the provisions of the Companies Act, 1973
and the Listings Requirements of the JSE Limited to
allot and issue such shares in their discretion on
such terms and conditions as and when they deem it
fit to do so, subject to i) the aggregate number of
ordinary shares to be allotted and issued in terms of
 this resolution being limited to 2.5% of the number
of ordinary shares in issue at 31 DEC 2008, in
addition to any ordinary shares reserved for the
purpose of carrying out the terms of the Company's
Share Incentive Schemes, particulars of which are set
 out in the annual report for 2008, ii) any issue of
ordinary shares for cash being authorized and
governed by Resolution O.22

PROPOSAL #O.21: authorize the Directors of the                             ISSUER          YES          FOR               FOR
Company, to place all the unissued redeemable
cumulative preference shares and the unissued
convertible redeemable cumulative preference shares
of the Company under the Directors of the Company,
and subject to the provisions of the Companies Act,
1973 and the Listings Requirements of the JSE
Limited, to allot and issue such shares in their
discretion on such terms and conditions as and when
they deem it fit to do so

PROPOSAL #O.22: Authorize the Directors, with the                          ISSUER          YES          FOR               FOR
exception of a pro rata rights offer to the Members
and subject to the passing of Resolution O.20 and the
 Listings Requirements of the JSE Limited [the
Listings Requirements], to issue ordinary shares of
8,3333333 cents each for cash as and when suitable
situations arise, subject to the following
limitations: that the equity securities, which are
the subject of the issue for cash, be of a class
already in issue, or where this is not the case, must
 be limited to such securities or rights that are
convertible into a class already in issue; that the
equity securities be issued to persons qualifying as
public shareholders as defined in the Listings
Requirements, and not to related parties; that issues
 in the aggregate in any 1 FY [including the number
to be issued in the future as a result of the
exercise of options or conversion of convertible
securities issued in that same FY] will not exceed
2.5% of the number of shares of any class of the
Company's issued share capital, including instruments
 which are compulsorily convertible into shares of
that class; that, in determining the price at which
an issue of shares will be made in terms of this
authority, the maximum discount permitted will be 10%
 of the weighted average traded price of the shares
in question, as determined over the 30 business days
prior to the date that the price of the issue is
agreed between the issuer and the party subscribing
for the securities; the number of securities which
may be issued shall be based on the number of
securities of that class in issue added to those that
 may be issued in future in terms of the Company's
share incentive schemes and the conversion of any
issued convertible securities, at the date of such
application: less any securities of the class issued,
 or to be issued in future terms of the Company's
share incentive schemes and the conversion of any
issued convertible securities, during the current FY;
 plus any securities of that class to be issued
pursuant to: a rights issue which has been announced,
 is irrevocable and is fully underwritten; or an
acquisition [which has had final terms announced] may
 be included as though they were securities in issue
at the date of application; that after the Company
has issued equity securities in terms of an approved
general issue for cash representing, on a cumulative
basis with in a FY, 5% of the number of equity
securities in issue prior to that issue, the Company
shall publish an announcement containing full details
 of the issue; including: the number of securities
issued; the average discount to the weighted average
traded price of the equity securities over the 30
business days prior to the date that the price of the
 issue was determined; the effect of the issue on net
 asset value per share, net tangible asset value per
share, earnings per share and headline earnings per
share; [Authority expires earlier of the Company's
next AGM or for 15 months from the date of this

PROPOSAL #O.23: Authorize the Directors of the                             ISSUER          YES          FOR               FOR
Company, by way of a general authority, to distribute
 to shareholders of the Company any share capital and
 reserves of the Company in terms of Section 90 of
the Companies Act, 61 of 1973, as amended [the Act],
Articles 12 and 30 of the Company's Articles of
Association and in terms of the Listings Requirements
 of the JSE Limited [JSE] [the Listings
Requirements], it being recorded that the Listings
Requirements currently require, inter alia, that the
Company may make such a general distribution only if:
 the general payment is made pro rata to all
shareholders; and any general distribution by the
Company shall not exceed 20% of the Company's issued
share capital and reserves but excluding minority
interests and revaluations of assets and intangible
assets that are not supported by a valuation by an
independent professional expert acceptable to the JSE
 prepared within the last 6 months, in any 1 FY,
measured as at the beginning of such FY; the
Directors of the Company confirm that the Company
will not distribute share capital and reserves in
terms of this authority unless, after such
distribution: the Company, and the Company and its
subsidiaries [the group] will be able to pay its
debts as they become due in the ordinary course of
business for a period of 12 months after the date of
the notice of AGM; the assets of the Company and the
group, valued in accordance with the accounting
policies used in the latest audited annual group
financial statements, will exceed the liabilities of
the Company and the group for a period of 12 months
after the date of the notice of AGM; the share
capital and reserves of the Company and the group
will be adequate for ordinary business purposes for a
 period of 12 months alter the date of the notice of
AGM; and the working capital of the Company and the
group will be adequate for ordinary business purposes
 for a period of 12 months after the date of the
notice of the AGM; [Authority expires earlier of the

PROPOSAL #O.24: Approve that the Liberty Holdings                          ISSUER          YES          FOR               FOR
Limited Senior Executive Share Option Scheme [1988]
be terminated and that the reservation of unissued
ordinary shares for purposes of this scheme be
discontinued

PROPOSAL #O.25: Amend Clause 1.14 of the Liberty                           ISSUER          YES        AGAINST           AGAINST
Equity Growth Scheme [the Equity Growth Scheme] as
specified

PROPOSAL #S.1: Authorize the Directors to facilitate                       ISSUER          YES          FOR               FOR
the acquisition by the Company, or a subsidiary of
the Company, from time to time of the issued shares
of the Company upon such terms and conditions and in
such amounts as the Directors of the Company may from
 time to time decide, but subject to the provisions
of the Companies Act, 1973, as amended, the Listings
Requirements of the JSE Limited [the JSE] [Listings
Requirements], which general approval shall endure
until the following AGM of the Company [whereupon
this approval shall lapse unless it is renewed at the
 aforementioned AGM, provided that it shall not
extend beyond 15 months from the date of registration
 of this Resolution S.1]; it being recorded that the
Listings Requirements currently require, inter alia,
that the Company may make a general repurchase of
securities only if: the repurchase of securities is
being effected through the order book operated by the
 JSE trading system and done without any prior
understanding or arrangement between the Company and
the counter party [reported trades are prohibited];
the Company is authorized thereto by its Articles of
Association; the Company is authorized by
shareholders in terms of a special resolution of the
Company, in general meeting; [Authority expires until
 the next AGM, provided it shall not extend beyond 15
 months from the date of the resolution]; the
repurchase should not in aggregate in any 1 FY exceed
 10% of the Company's issued share capital, as at the
 beginning of that FY; at any point in time, the
Company may only appoint one agent to effect any
repurchase[s] on the Company's behalf; the Company
may only undertake a repurchase of securities if
after such repurchase the Company still complies with
 shareholder spread requirements in terms of the
Listings Requirements; the Company or its subsidiary
may not repurchase securities during a prohibited
period, unless they have in place a repurchase
programme where the dates and quantities of
securities to be traded during the relevant period
are fixed [not subject to any variation] and full
details of the programme have been disclosed in an
announcement over SENS prior to the commencement of
the prohibited period; repurchases are not made at a
price more than 10% above the weighted average of the
 market value for the securities for 5 business days
immediately preceding the repurchase; and a paid
press announcement containing full details of such
acquisition is published as soon as the Company has
acquired shares constituting, on a cumulative basis,
3% of the number of shares in issue prior to the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LITE-ON TECHNOLOGY CORP
  TICKER:                N/A             CUSIP:     Y5313K109
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the examination of year 2008                      ISSUER          NO           N/A               N/A
 audited financial reports and operation report

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.4 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus; proposed
stock dividend: 5 for 1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.5: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.6: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LOJAS AMERICANAS SA
  TICKER:                N/A             CUSIP:     P6329M105
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: To receive the Administrator's                               ISSUER          NO           N/A               N/A
accounts, to examine, discuss and vote on the
administrations report, financial statements and
Independent Auditors opinion and the Finance
Committee, regarding the FY that ended on 31 DEC
2008, published in the Rio De Janeiro state official
gazetteer and the newspaper Valor Economico, national

PROPOSAL #B.: To decide on the proposal for the                            ISSUER          NO           N/A               N/A
allocation of net profits for the FY that ended on 31
 DEC 2008, as well as to ratify the distribution of
dividends approved by the Board of Directors in their
 meeting held on 12 MAR 2009

PROPOSAL #C.: To approve the proposal for the capital                      ISSUER          NO           N/A               N/A
 budget for the year 2009

PROPOSAL #D.: To set the total and annual                                  ISSUER          NO           N/A               N/A
remuneration of the administrators, for the 2009 FY

PROPOSAL #E.: Elect the one Member of the Board of                         ISSUER          YES        AGAINST           AGAINST
Directors, and the respective substitute

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LOJAS RENNER SA
  TICKER:                N/A             CUSIP:     P6332C102
  MEETING DATE:          3/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve the financial statements                             ISSUER          YES          FOR               FOR
relating to the FYE on 31 DEC 2008

PROPOSAL #B.: Approve to decide on the distribution                        ISSUER          YES          FOR               FOR
of the profits from the FY and to distribute dividends

PROPOSAL #C.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors and approve to set their remuneration

PROPOSAL #D.: Elect the Members of the Finance                             ISSUER          YES          FOR               FOR
Committee and approve to set their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LOJAS RENNER SA
  TICKER:                N/A             CUSIP:     P6332C102
  MEETING DATE:          3/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Companys Corporate Bylaws as                       ISSUER          YES          FOR               FOR
specified

PROPOSAL #2.: Amend the Stock Option Plan approved by                      ISSUER          YES        AGAINST           AGAINST
 the EGM of shareholders of Lojas Renner S.A., held
on 25 MAY 2005 and amended by the EGM of shareholders
 of Lojas Renner S.A., held on 10 APR 2007 as

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LOJAS RENNER SA
  TICKER:                N/A             CUSIP:     P6332C102
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR
relating to the FYE on 31 DEC 2008

PROPOSAL #2.: Approve the decision on the                                  ISSUER          YES          FOR               FOR
distribution of the profits from the FY and to

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors and approve to set their remuneration

PROPOSAL #4.: Elect the Members of the Finance                             ISSUER          YES          FOR               FOR
Committee and approve to set their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LOTTE CONFECTIONERY CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y53468107
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Amend the Articles of Incorp                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Elect the Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LOTTE SHOPPING CO LTD
  TICKER:                N/A             CUSIP:     Y5346T119
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.1: Elect the Outside Directors                                 ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Elect the Directors                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LS CORP, SEOUL
  TICKER:                N/A             CUSIP:     Y5274S109
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                M.A. INDUSTRIES LTD
  TICKER:                N/A             CUSIP:     M67888103
  MEETING DATE:          7/20/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
the Directors' report for the year 2007

PROPOSAL #2.: Re-appoint the Accountant Auditors and                       ISSUER          YES          FOR               FOR
authorize the Board to fix their fees

PROPOSAL #3.A: Re-appoint Mr. A. Bigger as a                               ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.B: Re-appoint Mr. N. Dankner as a                              ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.C: Re-appoint Mr. Z. Livnat as a                               ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.D: Re-appoint Mr. I. Manor as a                                ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.E: Re-appoint Mr. R. Cohen as a                                ISSUER          YES        AGAINST           AGAINST
Officiating Director

PROPOSAL #3.F: Re-appoint Mr. H. Garvrieli as a                            ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.G: Re-appoint Mr. A. Arel  as a                                ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.H: Re-appoint Mr. O. Leader as a                               ISSUER          YES        AGAINST           AGAINST
Officiating Director

PROPOSAL #3.I: Re-appoint Mr. A. Fisher as a                               ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.J: Re-appoint Mr. D. Peckleman as a                            ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.K: Re-appoint Mr. H. Shorek as a                               ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #4.: Approve to update the remuneration of                        ISSUER          YES        AGAINST           AGAINST
the Directors Messrs. A. Arel , A. Fisher, D.
Peckleman,  H. Shorek to the maximum rate permitted
By Law for payment to External Directors

PROPOSAL #5.: Approve to update the remuneration of                        ISSUER          YES        AGAINST           AGAINST
the Directors Mr. Z. Livnat  who may regarded as an
owner of control [special majority required] to the
maximum rate permitted By Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAANSHAN IRON & STL LTD
  TICKER:                N/A             CUSIP:     Y5361G109
  MEETING DATE:          8/31/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1.a: Elect Mr. Gu Jianguo as a Non-                            ISSUER          YES          FOR               FOR
Independent Directors for the sixth session of the
Board of Directors

PROPOSAL #1.1.b: Elect Mr. Gu Zhanggen as a Non-                           ISSUER          YES          FOR               FOR
Independent Directors for the sixth session of the
Board of Directors

PROPOSAL #1.1.c: Elect Mr. Su Jiangang as a Non-                           ISSUER          YES          FOR               FOR
Independent Directors for the sixth session of the
Board of Directors

PROPOSAL #1.1.d: Elect Mr. Zhao Jianming as a Non-                         ISSUER          YES          FOR               FOR
Independent Director for the sixth session of the
Board of Director

PROPOSAL #1.1.e: Elect Mr. Gao Haijian as a Non-                           ISSUER          YES          FOR               FOR
Independent Director for the sixth session of the
Board of Director

PROPOSAL #1.1.f: Elect Mr. Hui Zhigang as a Non-                           ISSUER          YES          FOR               FOR
Independent Director for the sixth session of the
Board of Director

PROPOSAL #1.2.a: Elect Mr. Wong Chun Wa as an                              ISSUER          YES          FOR               FOR
Independent Non-Executive Director for the sixth
session of the Board of Director

PROPOSAL #1.2.b: Elect Mr. Su Yong as an Independent                       ISSUER          YES          FOR               FOR
Non-Executive Director for the sixth session of the
Board of Director

PROPOSAL #1.2.c: Elect Mr. Hui Leung Wah as an                             ISSUER          YES          FOR               FOR
Independent Non-Executive Director for the sixth
session of the Board of Director

PROPOSAL #1.2.d: Elect Mr. Han Yi as an Independent                        ISSUER          YES          FOR               FOR
Non-Executive Director for the sixth session of the
Board of Director

PROPOSAL #2.a: Elect Mr. Fang Jinrong the sixth                            ISSUER          YES          FOR               FOR
session of non-staff representatives to be appointed
Supervisors of the Supervisory Committee of the

PROPOSAL #2.b: Elect Mr. Cheng Shaoxiu the sixth                           ISSUER          YES          FOR               FOR
session of non-staff representatives to be appointed
Supervisors of the Supervisory Committee of the

PROPOSAL #2.c: Elect Mr. An Qun the sixth session of                       ISSUER          YES          FOR               FOR
non-staff representatives to be appointed Supervisors
 of the Supervisory Committee of the Company

PROPOSAL #3.: Approve the resolution concerning                            ISSUER          YES          FOR               FOR
remuneration of the sixth session of the Directors
and the Supervisors of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAANSHAN IRON & STL LTD
  TICKER:                N/A             CUSIP:     Y5361G109
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the work report of the Board of                      ISSUER          YES          FOR               FOR
 Directors for the year 2008

PROPOSAL #2.: Approve the work report of the                               ISSUER          YES          FOR               FOR
Supervisory Committee for the year 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements for the year 2008

PROPOSAL #4.: Approve the Profit Distribution Plan                         ISSUER          YES          FOR               FOR
for the year 2008

PROPOSAL #5.: Appoint Ernst & Young Hua Ming and                           ISSUER          YES          FOR               FOR
Ernst & Young as the Company's Auditors for the year
2009 and authorize the Board of Directors to
determine the remuneration of the Auditors based on

PROPOSAL #6.: Approve the continued provision of                           ISSUER          YES          FOR               FOR
guarantees for Ma Steel International Trade and
Economics Corporation, a wholly-owned subsidiary of
the Company

PROPOSAL #S.7: Approve the Company's issuance of debt                      ISSUER          YES        AGAINST           AGAINST
 financing instrument of non-financial institutions
in the inter-bank and bond market in an aggregate
amount of not exceeding RMB 4 billion; that within 12
 months from the date on which approval is obtained
at the shareholders' general meeting, the Company may
 issue debt financing instrument of non-financial
institutions in the inter-bank and bond market of a
principal amount in aggregate of not exceeding RMB 4
billion in the PRC; and authorize the Board of
Directors by the shareholders' general meeting to
determine, within the regulatory framework, the
specific terms and other relevant matters with
respect to the actual issuance of such debt financing
 instrument of non-financial institutions in the
inter-bank and bond market in accordance with the
needs of the Company and market circumstances

PROPOSAL #S.8: Approve the Amendments to the Articles                      ISSUER          YES          FOR               FOR
 of Association of Maanshan Iron & Steel Company
Limited as specified and by the shareholders' general
 meeting and authorize the Board of Directors to make
 appropriate modifications to the wordings of the
Amendments to the Articles of Association pursuant to
 the requirements of the State's relevant examination
 and approval authorities and to carry out other
related matters

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MACRONIX INTL CO LTD
  TICKER:                N/A             CUSIP:     Y5369A104
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of buyback                             ISSUER          NO           N/A               N/A
treasury stock

PROPOSAL #A.4: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.7 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, proposed stock dividend: 40
for 1,000 shares held

PROPOSAL #B.4: Approve to replace the Supervisors by                       ISSUER          YES          FOR               FOR
the Audit Committee

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans and endorsement and guarantee

PROPOSAL #B.6: Approve the securities issuance                             ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.7: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.8: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAGNITOGORSK IRON & STL WKS JT STK CO
  TICKER:                N/A             CUSIP:     559189204
  MEETING DATE:          8/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the payment of dividend for the                      ISSUER          YES          FOR               FOR
 first half of the year 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAGYAR TELEKOM  TELECOMMUNICATIONS PLC
  TICKER:                N/A             CUSIP:     X5215H163
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of                           ISSUER          NO           N/A               N/A
Directors on the Management of Magyar Telekom Plc, on
 the business operation, on the business policy and
on the financial situation of the Company and Magyar
Telekom Group in 2008

PROPOSAL #2.: Approve the 2008 consolidated annual                         ISSUER          NO           N/A               N/A
financial statements of the Company prescribed by the
 accounting act according to the requirements of the
international financial reporting standards [IFRS],
presentation of the relevant report of the
Supervisory Board, the Audit Committee and the Auditor

PROPOSAL #3.: Approve the 2008 annual stand alone                          ISSUER          NO           N/A               N/A
financial statements of the Magyar Telekom Plc,
prepared in accordance with requirements of the
accounting act [HAR], presentation of the relevant
report of the Supervisory Board, the Audit Committee
and the Auditor

PROPOSAL #4.: Approve the proposal of the Board of                         ISSUER          NO           N/A               N/A
Directors for the use of the profit after tax earned
in 2008, presentation of the relevant report of the
Supervisory Board, the Audit Committee and the
Auditor, decision on the use of the profit after tax
earned in 2008

PROPOSAL #5.: Approve the Corporate Governance and                         ISSUER          NO           N/A               N/A
Management report

PROPOSAL #6.: Approve the decision on granting relief                      ISSUER          NO           N/A               N/A
 from liability to the Members of the Board of

PROPOSAL #7.: Approve the decision on the                                  ISSUER          NO           N/A               N/A
modification of the Articles of Association of Magyar
 Telekom Plc, [1.4 a. sites of the Company, 2.5.3 and
 5.3: the shareholders register and closing of the
shareholders register 7.4.1. the Board of Directors,
7.8. liability of Directors 8.6. liabilities of
Members of the Supervisory Board 9.1. the Auditor

PROPOSAL #8.: Elect the Members of the Board of                            ISSUER          NO           N/A               N/A
Directors

PROPOSAL #9.: Elect the Members of the Supervisory                         ISSUER          NO           N/A               N/A
Board

PROPOSAL #10.: Approve the remuneration guidelines                         ISSUER          NO           N/A               N/A

PROPOSAL #11.: Elect the Company's Auditor and                             ISSUER          NO           N/A               N/A
approve to determine its remuneration, and the
designation of the Auditor who will be personally
responsible for the Audit of the Company and the
designation of the Deputy Auditor

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAGYAR TELEKOM  TELECOMMUNICATIONS PLC
  TICKER:                N/A             CUSIP:     X5215H163
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the informative for the                              ISSUER          NO           N/A               N/A
shareholders with regard to the transformation of
Magyar Telekom NYRT, T-Kabel Magyarorszag KFT and
Del-Vonal KFT

PROPOSAL #2.: Approve the written report of the                            ISSUER          NO           N/A               N/A
senior officers

PROPOSAL #3.: Approve the statement of the                                 ISSUER          NO           N/A               N/A
Independent Auditor on the transformation and that
the planned transformation will not endanger the
satisfaction of Creditors claims towards the Company

PROPOSAL #4.: Approve the opinion of the Supervisory                       ISSUER          NO           N/A               N/A
Board and the Audit Committee on the transformation

PROPOSAL #5.: Approve the decision on the closing                          ISSUER          NO           N/A               N/A
draft balance sheet and draft Merger Inventory of
Magyar Telekom NYRT

PROPOSAL #6.: Approve the decision on the sum of the                       ISSUER          NO           N/A               N/A
proportionate assets due to persons who do not wish
to remain shareholders of Magyar Telekom as the
successor Company and on the way of settlement with

PROPOSAL #7.: Approve the final determination of                           ISSUER          NO           N/A               N/A
persons who do not wish to remain shareholders of the
 successor Company and the number of their shares

PROPOSAL #8.: Approve to establish the number of                           ISSUER          NO           N/A               N/A
persons who do not wish to remain shareholders of the
 successor Company and the number of their shares

PROPOSAL #9.: Approve the decision on the draft                            ISSUER          NO           N/A               N/A
balance sheet and draft inventory of Magyar Telekom
NYRT., as the successor Company, with regard to
changes of the draft balance sheet due to possible
departing shareholders

PROPOSAL #10.: Approve the decision on the                                 ISSUER          NO           N/A               N/A
transformation and the Merger Agreement

PROPOSAL #11.: Amend the Articles of Association of                        ISSUER          NO           N/A               N/A
the Company, 1.4 (a) Sites of the Company, 1.4 (b)
Branch Offices of the Company, 1.8 Legal Succession,
1.7. Share Capital of the Company, 2.1 Shares, 15.2
Notices, 15.5 Miscellaneous

PROPOSAL #12.: Approve the new Articles of                                 ISSUER          NO           N/A               N/A
Association of the successor Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAHINDRA & MAHINDRA LTD
  TICKER:                N/A             CUSIP:     Y54164135
  MEETING DATE:          7/30/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance                        ISSUER          YES          FOR               FOR
sheet as at YE 31 MAR 2008 and profit and loss
account for the YE on that date and the report of the
 Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on ordinary [equity]                      ISSUER          YES          FOR               FOR
 shares

PROPOSAL #3.: Re-elect Mr. Anand G. Mahindra as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-elect Mr. A.K. Nanda as a Director,                       ISSUER          YES          FOR               FOR
who retires by rotation

PROPOSAL #5.: Re-elect Mr. Nadir B. Godrej as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Re-elect Mr. M.M. Murugappan as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #7.: Appoint Messrs. Deloitte Haskins &                           ISSUER          YES          FOR               FOR
Sells, as Chartered Accountants, the retiring
Auditors of the Company, as Auditors, who shall hold
office from the conclusion of this AGM, until the
conclusion of the next AGM of the Company and approve
 to fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAHINDRA & MAHINDRA LTD
  TICKER:                N/A             CUSIP:     Y54164135
  MEETING DATE:          10/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, with or without                                     ISSUER          YES          FOR               FOR
modification(s), the Arrangement embodied in the
Scheme of Amalgamation of Punjab Tractors Limited
with Mahindra and Mahindra Limited and their
respective shareholders [the Scheme]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAHINDRA & MAHINDRA LTD
  TICKER:                N/A             CUSIP:     Y54164135
  MEETING DATE:          4/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company, subject to the consents, approvals and
permissions being obtained from appropriate
authorities to the extent applicable or necessary and
 in terms of Section 293(1)(a) and other applicable
provisions, if any, of the Companies Act, 1956,
[hereinafter referred to as the Board which term
shall be deemed to include any Committee which the
Board may have constituted or hereinafter constitute
to exercise its powers including the powers conferred
 by this resolution], to transfer, sell or otherwise
dispose of the Land Systems Business forming part of
the Company's Mahindra Defense Systems division
together with congeries of rights of the Company in
such Business to a subsidiary of the Company at such
consideration being not lower than the Net Asset
Value of the aforesaid Land Systems Business and no
such terms and conditions and with effect from such
date and in such manner as the Board may think fit
and to do all such acts, deeds, matters and things as
 may be deemed necessary and/or expedient in the
interest of the Company and incidental thereto to
give effect to this resolution; authorize the Board
to take such steps as may be necessary for obtaining
approvals, statutory, contractual or otherwise in
relation to the above and to settle all questions and
 matters arising out of and/or incidental thereto and
 to sign and execute all deeds, application,
documents and writings that may be required on behalf
 of the Company and also delegate all or any of the
above powers to any Committee of Directors of the
Company for the purpose of implementation of the

PROPOSAL #2.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company, subject to the consents, approvals and
permissions being obtained from appropriate
authorities to the extent applicable or necessary and
 in terms of Section 293(1)(a) and other applicable
provisions, if any, of the Companies Act, 1956,
[hereinafter referred to as 'the Board' which term
shall be deemed to include any Committee which the
Board may have constituted or hereinafter constitute
to exercise its powers including the powers conferred
 by this Resolution], to transfer, sell or otherwise
dispose of the Naval Systems Business forming part of
 the Company's Mahindra Defense Systems Division
together with congeries of rights of the Company in
such Business to a subsidiary of the Company at such
consideration being not lower than the Net Asset
Value of the aforesaid Naval Systems Business and on
such terms and conditions and with effect from such
date and in such manner as the Board may think fit
and do all such acts, deeds, matters and things as
may be deemed necessary and/or expedient in the
interest of the Company and incidental thereto give
effect to this resolution; and authorize the Board to
 take such steps as may be necessary for obtaining
approvals, statutory, contractual or otherwise in
relation to the above and to settle all questions and
 matters arising out of and/or incidental thereto and
 to sign and execute all deeds, applications,
documents and writings that may be required on behalf
 of the Company and also to delegate all or any of
the above powers to any Committee of Directors of the
 Company for the purpose of implementation of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MALAYAN BANKING BHD MAYBANK
  TICKER:                N/A             CUSIP:     Y54671105
  MEETING DATE:          9/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the FYE 30 JUN 2008 together with the
reports of the Directors and the Auditors thereon

PROPOSAL #2.: Approve the payment of a final dividend                      ISSUER          YES          FOR               FOR
 of 20 sen per share less 26% income tax, for the FYE
 30 JUN 2008

PROPOSAL #3.: Re-elect Tan Sri Dato' Magat Zaharuddin                      ISSUER          YES          FOR               FOR
 Bin Megat Mohd Nor as a Director, who retires by
rotation in accordance with Articles 96 and 97 of the
 Company's Articles of Association

PROPOSAL #4.: Re-elect Tan Sri Dato' Sri Chua Hock                         ISSUER          YES          FOR               FOR
Chin as a Director, who retires by rotation in
accordance with Article 100 of the Company's Articles
 of Association

PROPOSAL #5.: Re-elect Datuk Syed Tamim Ansari Bin                         ISSUER          YES          FOR               FOR
Syed Mohamed as a Director, who retires by rotation
in accordance with Article 100 of the Company's
Articles of Association

PROPOSAL #6.: Re-elect Dato' Aminuddin Bin Md Desa as                      ISSUER          YES          FOR               FOR
 a Director, who retires by rotation in accordance
with Article 100 of the Company's Articles of

PROPOSAL #7.: Re-elect Dato' Sri Abdul Wahid Bin Omar                      ISSUER          YES          FOR               FOR
 as a Director, who retires by rotation in accordance
 with Article 100 of the Company's Articles of
Association

PROPOSAL #8.: Re-appoint Tan Sri Mohamed Basir Bin                         ISSUER          YES          FOR               FOR
Ahmed as a Director of the Company, to hold the
office until the next AGM, who retires pursuant to
Section 129(6) of the Companies Act, 1965

PROPOSAL #9.: Re-appoint Mr. Haji Mohd Hashir Bin                          ISSUER          YES          FOR               FOR
Haji Abdullah as a Director of the Company, to hold
the office until the next AGM, who retires pursuant
to Section 129(6) of the Companies Act, 1965

PROPOSAL #10.: Re-appoint Mr. Teh Soon Poh as a                            ISSUER          YES          FOR               FOR
Director of the Company, to hold the office until the
 next AGM, who retires pursuant to Section 129(6) of
the Companies Act, 1965

PROPOSAL #11.: Approve the payment of the Directors'                       ISSUER          YES          FOR               FOR
fees of MYR 1,117,889.32 for the FYE 30 JUN 2008

PROPOSAL #12.: Re-appoint Messrs Ernst & Young as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company for the FY ending 30 JUN
2009 and authorize the Directors to fix their

PROPOSAL #13.: Authorize the Directors, subject                            ISSUER          YES          FOR               FOR
always to the Companies Act, 1965, the Company's
Articles of Association and approval of the relevant
government/regulatory authorities being obtained and
pursuant to Section 132D of the Companies Act, 1965,
to issue shares in the Company at any time until the
conclusion of the next AGM and upon such terms and
conditions and for such purposes as the Directors
may, in their absolute discretion deem fit, provided
that the aggregate number of shares to be issued does
 not exceed 10% of the issued share capital of the
Company for the time being

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MALAYAN BANKING BHD MAYBANK
  TICKER:                N/A             CUSIP:     Y54671105
  MEETING DATE:          3/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to the relevant regulatory approvals being
obtained, including but not limited to the approval
of the Securities Commission for the proposed rights
issue and the approval-in-principle of Bursa Malaysia
 Securities Berhad being obtained for the listing of
and quotation for up to 2,212 million rights Shares
to be issued pursuant to the proposed rights issue,
to provisionally allot by way of a renounceable
rights issue of up to a maximum of 2,212 million
rights Shares at an issue price of MYR 2.74 per share
 to the shareholders of the Company whose names
appear in the record of depositors at the close of
business on the entitlement date to be determined by
the Directors of the Company, on the basis of 9
rights Shares for every 20 existing ordinary shares
of MYR 1.00 each in Maybank [Maybank Shares] held on
such date; and to deal with any fractional
entitlements that may arise from the proposed rights
issue in such manner as they shall in their absolute
discretion deem fit and in the interest of the
Company; the rights Shares to be issued shall upon
issue and allotment, rank equally in all respects
with the existing issued and paid-up Maybank Shares,
save and except that they shall not be entitled to
any dividends, rights, allotments and/or other
distributions, the entitlement date of which precedes
 the date of allotment of the rights Shares for the
purpose hereof, entitlement date means the date as at
 the close of business on which shareholders of the
Company must be registered in order to participate in
 any dividends, rights, allotments or other
distributions; any rights Share which is not validly
taken up or which is not allotted for any reason
whatsoever shall first be made available for excess
shares applications; no offer documents pertaining to
 the proposed rights issue shall be issued or sent to
 shareholders of the Company having registered
addresses outside Malaysia or who have not provided
an address in Malaysia at which such documents may be
 delivered to prior to the entitlement date;
authorize the Directors and the Secretary of the
Company to do all such acts and enter into all such
transactions, arrangements and documents as may be
necessary or expedient in order to give full effect
to the proposed rights issue with full power to
assent to any conditions, modifications, variations
and/or amendments [if any] as may be imposed by any
relevant authorities or consequent upon the
implementation of the said conditions, modifications,

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MALAYSIAN AIRLINES SYSTEM BHD
  TICKER:                N/A             CUSIP:     Y56461109
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the FYE 31 DEC 2008 together with the
reports of the Directors and the Auditors thereon

PROPOSAL #2.: Approve the Directors' fees for the FYE                      ISSUER          YES          FOR               FOR
 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Keong Choon Keat as a                           ISSUER          YES          FOR               FOR
Director, who retires under Article 139 of the
Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Martin Gilbert Barrow as a                      ISSUER          YES          FOR               FOR
 Director, who retires under Article 139 of the
Company's Articles of Association

PROPOSAL #5.: Re-elect Tan Sri Dr. Mohd. Munir bin                         ISSUER          YES          FOR               FOR
Abd Majid as a Director, who retires under Article
139 of the Company's Articles of Association

PROPOSAL #6.: Re-elect Tan Sri Dr. Wan Abdul Aziz bin                      ISSUER          YES        AGAINST           AGAINST
 Wan Abdullah as a Director, who retires under
Article 139 of the Company's Articles of Association

PROPOSAL #7.: Re-appoint Messrs. Ernst & Young as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company until the conclusion of the
next AGM and authorize the Directors to fix their
remuneration

PROPOSAL #8.: Authorize the Board of Directors,                            ISSUER          YES          FOR               FOR
subject to the Companies Act, 1965 [the Act], the
Articles of Association of the Company, approval from
 the Bursa Malaysia Securities Berhad and other
Government or Regulatory Bodies, where such approval
is necessary, pursuant to Section 132D of the Act, to
 issue shares in the capital of the Company at any
time upon such terms and conditions and for such
purposes as the Directors may in their discretion
deem fit, provided always that the aggregate number
of shares to be issued shall not exceed 10% of the
issued share capital of the Company [Authority
expires at the conclusion of the next AGM of the

PROPOSAL #9.: Transact any other business                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MALAYSIAN AIRLINES SYSTEM BHD
  TICKER:                N/A             CUSIP:     Y56461109
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify and approve the options granted                       ISSUER          YES        AGAINST           AGAINST
to date to Pilots and Cabin crew who are employed on
the basis of a fixed term contract

PROPOSAL #2.: Amend the Clause 6.4(c) of the MAS ESOS                      ISSUER          YES        AGAINST           AGAINST
 By-Laws as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MANILA ELECTRIC CO MER, PASIG CITY
  TICKER:                N/A             CUSIP:     Y5764J148
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Call to order                                                ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the certification of notice and                      ISSUER          YES          FOR               FOR
 quorum

PROPOSAL #3.: Approve the minutes of the annual                            ISSUER          YES          FOR               FOR
meeting of stockholders held on 27 MAY 2008

PROPOSAL #4.: Receive the report of the Chairman and                       ISSUER          YES          FOR               FOR
Chief Executive Officer

PROPOSAL #5.: Receive the report of the President                          ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the 2007 Audited financial                           ISSUER          YES          FOR               FOR
statements

PROPOSAL #7.: Ratify the Acts of the Board and                             ISSUER          YES          FOR               FOR
Management

PROPOSAL #8.1: Elect Mr. Manuel M. Lopez as the Board                      ISSUER          YES        ABSTAIN           AGAINST
 of Director

PROPOSAL #8.2: Elect Mr. Jose P. De Jesus as a Board                       ISSUER          YES        ABSTAIN           AGAINST
of Director

PROPOSAL #8.3: Elect Mr. Ramon S. Ang as a Board of                        ISSUER          YES        ABSTAIN           AGAINST
Director

PROPOSAL #8.4: Elect Mr. Ray C. Espinosa as a Board                        ISSUER          YES        ABSTAIN           AGAINST
of Director

PROPOSAL #8.5: Elect Mr. Estelito P. Mendoza as a                          ISSUER          YES        ABSTAIN           AGAINST
Board of Director

PROPOSAL #8.6: Elect Mr. Napoleon L. Nazareno as a                         ISSUER          YES        ABSTAIN           AGAINST
Board of Director

PROPOSAL #8.7: Elect Mr. Allan T. Ortiz as a Board of                      ISSUER          YES        ABSTAIN           AGAINST
 Director

PROPOSAL #8.8: Elect Mr. Manuel V. Pangilinan as a                         ISSUER          YES        ABSTAIN           AGAINST
Board of Director

PROPOSAL #8.9: Elect Mr. Mario K Surio as a Board of                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #8.10: Elect chief Justice Artemio V.                             ISSUER          YES        ABSTAIN           AGAINST
Panganiban as a Independent Director

PROPOSAL #8.11: Elect Mr. Vicente L. Panlilio as a                         ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #8.12: Elect Mr. Pedro A. Roxas as a                              ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #8.13: Elect Mr. Jeremy Z. Parulan as a                           ISSUER          YES        ABSTAIN           AGAINST
Director for the ensuing year

PROPOSAL #8.14: Elect Mr. Eusebio H. Tanco as a                            ISSUER          YES        ABSTAIN           AGAINST
Director for the ensuing year

PROPOSAL #8.15: Elect Mr. Generoso D. C. Tulagan as a                      ISSUER          YES        ABSTAIN           AGAINST
 Director for the ensuing year

PROPOSAL #8.16: Elect Mr. Cesar E.A. Virata as a                           ISSUER          YES        ABSTAIN           AGAINST
Director for the ensuing year

PROPOSAL #9.: Appoint the External Auditors                                ISSUER          YES          FOR               FOR

PROPOSAL #10.: Other business                                              ISSUER          NO           N/A               N/A

PROPOSAL #11.: Adjournment                                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARUTI SUZUKI INDIA LTD
  TICKER:                N/A             CUSIP:     Y7565Y100
  MEETING DATE:          9/2/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance                        ISSUER          YES        ABSTAIN           AGAINST
sheet as at 31 MAR 2008 and profit and loss account
for the FYE on that date together with the reports of
 the Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares                          ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #3.: Re-appoint Mr. Manvinder Singh Banga as                      ISSUER          YES        ABSTAIN           AGAINST
 a Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Amal Ganguli as a                             ISSUER          YES        ABSTAIN           AGAINST
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr.Davinder Singh Brar as a                       ISSUER          YES        ABSTAIN           AGAINST
Director, who retires by rotation

PROPOSAL #6.: Re-appoint, pursuant to Section 224 and                      ISSUER          YES        ABSTAIN           AGAINST
 other applicable provisions of the Companies Act,
1956, M/s. Price Waterhouse, Chartered Accountants,
as the retiring Statutory Auditors of the Company to
hold Office from the conclusion of the 27th AGM upto
the conclusion of the 28th AGM of the Company at a
remuneration to be fixed by the Board and
reimbursement of out of pocket expenses incurred in
connection with the audit

PROPOSAL #7.: Appoint Mr. Tsuneo Ohashi as a Director                      ISSUER          YES        ABSTAIN           AGAINST
 of the Company, liable to retire by rotation

PROPOSAL #8.: Appoint Mr. Keiichi Asai as a Director                       ISSUER          YES        ABSTAIN           AGAINST
of the Company, liable to retire by rotation

PROPOSAL #9.: Appoint Mr. Kenichi Ayukawa as a                             ISSUER          YES        ABSTAIN           AGAINST
Director of the Company, liable to retire by rotation

PROPOSAL #10.: Appoint, pursuant to Article 91 of the                      ISSUER          YES        ABSTAIN           AGAINST
 Articles of Association of the Company read with
Sections 198, 269, 309 Schedule XIII and all other
applicable provisions of the Companies Act, 1956, Mr.
 Shinzo Nakanishi as a Managing Director and Chief
Executive Officer of the Company with effect from 19
DEC 2007 for a period of 3 years at a remuneration,
as specified

PROPOSAL #11.: Appoint, pursuant to Article 91 of the                      ISSUER          YES        ABSTAIN           AGAINST
 Articles of Association of the Company read with
Sections 198, 269, 309 Schedule XIII and all other
applicable provisions of the Companies Act, 1956, Mr.
 Hirotumi Nagao as a Whole-time Director designated
as a Director and Managing Executive Officer
[Administration] of the Company with effect from 23
SEP 2007 till close of the business hours on 10 JUL
2008 at a specified remuneration

PROPOSAL #12.: Appoint, pursuant to Article 91 of the                      ISSUER          YES        ABSTAIN           AGAINST
 Articles of Association of the Company read with
Sections 198, 269, 309 Schedule XIII and all other
applicable provisions of the Companies Act, 1956, Mr.
 Tsuneo Ohashi as a Whole-time Director designated as
 a Director and Managing Executive Officer
[Production] of the Company with effect from 01 JAN
2008 for a period of 3 year at a specified

PROPOSAL #13.: Appoint, pursuant to Article 91 of the                      ISSUER          YES        ABSTAIN           AGAINST
 Articles of Association of the Company read with
Sections 198, 269, 309 Schedule XIII and all other
applicable provisions of the Companies Act, 1956, Mr.
 Keiichi Asai as a Whole-time Director designated as
a Director and Managing Executive Officer
[Engineering] of the Company with effect from 29 JAN
2008 for a period of 3 year at a specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MASSMART HLDGS LTD
  TICKER:                N/A             CUSIP:     S4799N114
  MEETING DATE:          11/26/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Adopt the annual financial statements                       ISSUER          YES          FOR               FOR
of the Company and the Group for the YE 30 JUN 2008,
as specified

PROPOSAL #O.2: Re-elect Mr. I.N. Matthews to the                           ISSUER          YES          FOR               FOR
Board of Directors of the Company, who retires by

PROPOSAL #O.3: Re-elect Ms. D.N.M. Mokhobo to the                          ISSUER          YES          FOR               FOR
Board of Directors of the Company, who retires by
rotation

PROPOSAL #O.4: Re-elect Mr. G.M. Pattison to the                           ISSUER          YES          FOR               FOR
Board of Directors of the Company, who retires by

PROPOSAL #O.5: Re-elect Mr. M.J. Rubin to the Board                        ISSUER          YES          FOR               FOR
of Directors of the Company, who retires by rotation

PROPOSAL #O.6: Re-elect Mr. C.S. Seabrooke to the                          ISSUER          YES          FOR               FOR
Board of Directors of the Company, who retires by
rotation

PROPOSAL #O.7: Approve the Non-Executive Directors'                        ISSUER          YES          FOR               FOR
annual remuneration, for the 2009 FY as specified;
Chairman of the Board ZAR 675,000, Deputy Chairman
ZAR 490,000, Directors ZAR 200,000, Committee
Chairman ZAR 200,000, Committee Members ZAR 94,000
with the Members of the Audit Committee receiving an
additional ZAR 25,000 each due to the increased
meetings and responsibilities brought about by the
Corporate Laws amendment Act

PROPOSAL #O.8: Re-elect Messrs. Deloitte & Touche                          ISSUER          YES          FOR               FOR
[with Mr. Andre Dennis as the Audit partner] as the
Company's Auditors for the ensuing FY, as approved by
 the Massmart Audit Committee

PROPOSAL #O.9: Approve to place all the ordinary                           ISSUER          YES          FOR               FOR
shares in the authorized but unissued share capital
of the Company under the control of the Directors in
terms of Section 221(2) of the Companies Act, 1973
[Act 61 of 1973], as amended [the Act], who shall be
authorized to allot and issue such shares to such
person or persons on such terms and conditions as
they may deem fit but not exceeding 5% of the number
of shares already in issue; such allotment will be in
 accordance with the Act and the Listings
Requirements of the JSE Limited [the JSE]

PROPOSAL #O.10: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the JSE Listings Requirements, to issue the ordinary
shares in the authorized but unissued share capital
of the Company for cash to such person or persons on
such terms and conditions as they may deem fit,
subject to the following: the shares shall be of a
class already in issue; the shares shall be issued to
 public shareholders [as defined in the JSE Listings
Requirements] and not to related parties [as defined
in the JSE Listings Requirements]; the issues in the
aggregate in any 1 FY shall not exceed 5% of the
number of shares already in issue; the maximum
discount at which the shares may be issued shall be
10% of the weighted average traded price of the
shares over the 30 business days prior to the date
that the price of the issue is determined or agreed
by the Directors; [Authority expires the earlier of
the Company's next AGM or 15 months]; once the
securities have been issued the Company shall publish
 an announcement in accordance with Paragraph 11.22
of the JSE Listings Requirements

PROPOSAL #O.11: Authorize the Directors, by a way of                       ISSUER          YES          FOR               FOR
a specific authority in terms of paragraph 5.51 of
the Listing Requirements of the JSE Limited to
implement the sale by the Company's wholly-owned
subsidiary Massmart Management & Finance Company
[proprietary] Limited, of 100,000 Massmart ordinary
shares of 1 cent each, at a sale price of 1 cent per
share, which amount will be payable by the
purchasers, who are all non executive Directors of
the Company as specified; Mr. Z.L Combi 20,000
shares, Mr. K.D. Dlamini 20,000 shares, Ms. N.N
Gwagwa 20,000 shares, Ms. P. Langeni 20,000 shares,

PROPOSAL #S.1: Authorize the Company and its                               ISSUER          YES          FOR               FOR
subsidiaries, in terms of Sections 85(2) and 85(3) of
 the Act, and the JSE Listings Requirements, from
time to time to acquire the ordinary and/or
preference shares in the issued share capital of the
Company from such shareholder/s, at such price, in
such manner and subject to such terms and conditions
as the Directors may deem fit, but subject to the
Articles of Association of the Company, the Act and
the JSE Listings Requirements, and provided that:
acquisitions may not be made at a price greater than
10% above the weighted average of the market value
for the shares determined over the 5 business days
prior to the date that the price for the acquisition
is effected; acquisitions in the aggregate in any 1
FY shall not exceed 15% of that class of the
Company's issued share capital; the repurchase of
securities will be effected through the order book
operated by the JSE trading system and will be done
without any prior understanding or arrangement
between the Company and the counter party; the
Company will only appoint 1 agent to effect the
repurchases on the Company's behalf; the Company will
 only undertake a repurchase of securities if, after
such repurchases, the Company complies with the JSE
listing shareholder spread requirements; neither the
Company nor its subsidiaries may repurchase
securities during a prohibited period unless a
repurchase program is in place where the dated and
quantities of securities to be traded during the
relevant period are fixed and where full details of
the programme have been disclosed in an announcement
over SENS prior to the commencement of the prohibited
 period; an announcement complying with 11.27 of the
JSE Listings Requirements will be published by the
Company when the Company and/or its subsidiaries over
 any 12 month period have cumulatively repurchased 3%
 of the Company's issued ordinary and/or preference
share capital and for each 3% in aggregate
thereafter; [Authority expires the earlier of the

PROPOSAL #S.2: Authorize the Company, that Massmart                        ISSUER          YES          FOR               FOR
Management & Finance Company [proprietary] Limited [a
 wholly-owned subsidiary of the Company] and in terms
 of Section 38(2A) of the Act to give financial
assistance by the disposal of 20,000 ordinary shares
in the Company by Massmart Management & Finance
Company [proprietary] Limited to each of Messrs. Z.L
Combi, K.D. Dlamini, N.N. Gwagwa, P. Langeni and
D.N.M. Mokhobo at a purchase price of 1 cent per
share on the terms as set out in the arrangements
concluded between the Company, Massmart Management &
Finance Company [proprietary] Limited and each of
Messrs. Z.L. Combi, K.D. Dlamini, N.N. Gwagwa, P.
Langeni and D.N.M. Mokhobo, which have been initialed
 by the Chairman for identification and tabled at
this AGM; the Directors of the Company are satisfied
that subsequent to the transfer of shares as
specified, the consolidated assets of the Company
fairly valued will be more than its consolidated
liabilities and subsequent to providing the financial
 assistance and for the duration of the transaction,
the Company and Massmart Management & Finance Company
 [proprietary] Limited will able to pay their debts
as they become due in the ordinary course of business

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MECHEL OAO
  TICKER:                N/A             CUSIP:     583840103
  MEETING DATE:          9/3/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve an Interested Party transaction                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MECHEL OAO
  TICKER:                MTL             CUSIP:     583840103
  MEETING DATE:          9/3/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF AN INTERESTED PARTY                              ISSUER          YES          FOR               FOR
TRANSACTION.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MECHEL OAO
  TICKER:                N/A             CUSIP:     583840103
  MEETING DATE:          10/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the interrelated transactions,                       ISSUER          YES          FOR               FOR
which are large-scale transaction, underwriting
agreement, total deals on distribution of Company's
preferred shares via open subscription, including
distribution of GDRs and deposit Agreement in new
reading

PROPOSAL #2.: Approve the transactions with an                             ISSUER          YES          FOR               FOR
interested parties

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MECHEL OAO
  TICKER:                MTL             CUSIP:     583840103
  MEETING DATE:          10/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE FOLLOWING INTERRELATED                       ISSUER          YES          FOR             AGAINST
TRANSACTIONS, SUCH TRANSACTIONS BEING A MAJOR
TRANSACTION: (I) THE UNDERWRITING AGREEMENT, (II) THE
 AGGREGATE OF ALL TRANSACTIONS FOR PLACEMENT OF THE
COMPANY PREFERRED SHARES IN A PUBLIC OFFERING,
INCLUDING THOSE BEING PLACED THROUGH PLACEMENT OF THE
 GDRS AND (III) THE AMENDED DEPOSIT AGREEMENT.

PROPOSAL #02: APPROVAL OF AN INTERESTED PARTY                              ISSUER          YES          FOR             AGAINST
TRANSACTION.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MECHEL OAO
  TICKER:                N/A             CUSIP:     583840103
  MEETING DATE:          1/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the transaction of interest                          ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #2.: Approve the introduction of                                  ISSUER          YES        ABSTAIN           AGAINST
modification in the Bylaw on the Collegial Executive
Body [Management Board] of Mechel Open Joint Stock

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MECHEL OAO
  TICKER:                N/A             CUSIP:     583840103
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's annual report                          ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the annual financial statements                      ISSUER          YES          FOR               FOR
 inclusive of the income statement [profit and loss
account] of the Company

PROPOSAL #3.: Approve the distribution of the                              ISSUER          YES          FOR               FOR
Company's profit, including payment [declaration] of
dividends, based on the FY results

PROPOSAL #4.a: Elect Zyuzin, Igor Vladimirovich as a                       ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #4.b: Elect Ivanushkin, Aleksey Gennadyevich                      ISSUER          YES        AGAINST           AGAINST
 as a Director

PROPOSAL #4.c: Elect Yevtushenko, Alexander                                ISSUER          YES          FOR               FOR
Evdokimovich as a Director

PROPOSAL #4.d: Elect Polin, Vladimir Anatolyevich as                       ISSUER          YES        AGAINST           AGAINST
a Director

PROPOSAL #4.e: Elect Kolpakov, Serafim Vassilyevich                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #4.f: Elect Proskurnya, Valentin                                  ISSUER          YES          FOR               FOR
Vassilyevich as a Director

PROPOSAL #4.g: Elect Johnson, Arthur David as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.h: Elect Gale, Roger Ian as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #4.i: Elect Kozhukhovskiy, Igor Stepanovich                       ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #4.j: Elect Gusev, Vladimir Vassilyevich as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #5.a: Elect Zagrebin, Aleksey                                     ISSUER          YES          FOR               FOR
Vyacheslavovich as a Member of the Audit Commission
of Mechel Open Joint Stock Company

PROPOSAL #5.b: Elect Zagrebin, Aleksey                                     ISSUER          YES          FOR               FOR
Vyacheslavovich as a Member of the Audit Commission
of Mechel Open Joint Stock Company

PROPOSAL #5.c: Elect Radishevskaya, Lyudmila                               ISSUER          YES          FOR               FOR
Eduardovna as a Member of the Audit Commission of
Mechel Open Joint Stock Company

PROPOSAL #6.: Approve the Auditor of the Company                           ISSUER          YES          FOR               FOR

PROPOSAL #7.: Amend the Charter of the Company                             ISSUER          YES          FOR               FOR

PROPOSAL #8.: Amend the By-Law on General                                  ISSUER          YES          FOR               FOR
Shareholders' Meeting

PROPOSAL #9.: Amend the By-Law on Collegial Executive                      ISSUER          YES          FOR               FOR
 Body [Management Board]

PROPOSAL #10.: Approve the related party transactions                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MECHEL OAO
  TICKER:                MTL             CUSIP:     583840103
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE ANNUAL REPORT OF MECHEL                       ISSUER          YES          FOR             AGAINST
OPEN JOINT STOCK COMPANY FOR 2008.

PROPOSAL #02: TO APPROVE THE ANNUAL FINANCIAL                              ISSUER          YES          FOR             AGAINST
STATEMENTS INCLUSIVE OF THE INCOME STATEMENT (PROFIT
AND LOSS ACCOUNT) OF THE COMPANY FOR 2008.

PROPOSAL #03: TO APPROVE DISTRIBUTION OF THE                               ISSUER          YES          FOR             AGAINST
COMPANY'S PROFIT, INCLUDING PAYMENT (DECLARATION) OF
DIVIDEND, BASED ON THE FINANCIAL YEAR RESULTS.

PROPOSAL #4A: ELECTION OF DIRECTOR: ZYUZIN, IGOR                           ISSUER          YES        AGAINST           AGAINST
VLADIMIROVICH

PROPOSAL #4B: ELECTION OF DIRECTOR: IVANUSHKIN,                            ISSUER          YES        AGAINST           AGAINST
ALEKSEY GENNADYEVICH

PROPOSAL #4C: ELECTION OF DIRECTOR: YEVTUSHENKO,                           ISSUER          YES          FOR             AGAINST
ALEXANDER EVDOKIMOVICH

PROPOSAL #4D: ELECTION OF DIRECTOR: POLIN, VLADIMIR                        ISSUER          YES        AGAINST           AGAINST
ANATOLYEVICH

PROPOSAL #4E: ELECTION OF DIRECTOR: KOLPAKOV, SERAFIM                      ISSUER          YES          FOR             AGAINST
 VASSILYEVICH

PROPOSAL #4F: ELECTION OF DIRECTOR: PROSKURNYA,                            ISSUER          YES          FOR             AGAINST
VALENTIN VASSILYEVICH

PROPOSAL #4G: ELECTION OF DIRECTOR: JOHNSON, ARTHUR                        ISSUER          YES          FOR             AGAINST
DAVID

PROPOSAL #4H: ELECTION OF DIRECTOR: GALE, ROGER IAN                        ISSUER          YES          FOR             AGAINST

PROPOSAL #4I: ELECTION OF DIRECTOR: KOZHUKHOVSKIY,                         ISSUER          YES          FOR             AGAINST
IGOR STEPANOVICH

PROPOSAL #4J: ELECTION OF DIRECTOR: GUSEV, VLADIMIR                        ISSUER          YES          FOR             AGAINST
VASSILYEVICH

PROPOSAL #5A: TO ELECT THE MEMBER OF THE AUDIT                             ISSUER          YES          FOR             AGAINST
COMMISSION OF MECHEL OPEN JOINT STOCK COMPANY:
ZAGREBIN, ALEKSEY VYACHESLAVOVICH

PROPOSAL #5B: TO ELECT THE MEMBER OF THE AUDIT                             ISSUER          YES          FOR             AGAINST
COMMISSION OF MECHEL OPEN JOINT STOCK COMPANY:
MIKHAYLOVA, NATALYA GRIGORYEVNA

PROPOSAL #5C: TO ELECT THE MEMBER OF THE AUDIT                             ISSUER          YES          FOR             AGAINST
COMMISSION OF MECHEL OPEN JOINT STOCK COMPANY:
RADISHEVSKAYA, LYUDMILA EDUARDOVNA

PROPOSAL #06: TO APPROVE THE CLOSED JOINT STOCK                            ISSUER          YES          FOR             AGAINST
COMPANY, ENERGY CONSULTING/ AUDIT TO BE THE AUDITOR
OF THE COMPANY.

PROPOSAL #07: TO APPROVE AMENDMENTS TO THE CHARTER OF                      ISSUER          YES          FOR             AGAINST
 THE COMPANY.

PROPOSAL #08: TO AMEND THE BYLAW ON GENERAL                                ISSUER          YES          FOR             AGAINST
SHAREHOLDERS' MEETING.

PROPOSAL #09: TO AMEND THE BYLAW ON COLLEGIAL                              ISSUER          YES          FOR             AGAINST
EXECUTIVE BODY (MANAGEMENT BOARD).

PROPOSAL #10: TO APPROVE RELATED PARTY TRANSACTIONS.                       ISSUER          YES          FOR             AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MEDIATEK INCORPORATION
  TICKER:                N/A             CUSIP:     Y5945U103
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 14per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, staff bonus proposed stock
dividend: 2 for 1,000 shares held

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans, endorsement and guarantee

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of asset acquisition or disposal

PROPOSAL #B61.1: Elect Mr. Ming-kai Tsai Shareholder                       ISSUER          YES          FOR               FOR
No: 1 as a Director

PROPOSAL #B61.2: Elect Mr. Jyh-jer Cho Shareholder                         ISSUER          YES          FOR               FOR
No: 2 as a Director

PROPOSAL #B61.3: Elect Mr. Ching-Jiang Hsieh                               ISSUER          YES          FOR               FOR
Shareholder No: 11 as a Director

PROPOSAL #B61.4: Elect National Taiwan University                          ISSUER          YES          FOR               FOR
Shareholder No: 23053 Representative: Mr. Ming-Je
Tang as a Director

PROPOSAL #B61.5: Elect National Chiao Tung                                 ISSUER          YES          FOR               FOR
University/Shareholder No:23286 Representative: Mr.
Chin-Teng Lin as a Director

PROPOSAL #B62.1: Elect National Tsing Hua                                  ISSUER          YES          FOR               FOR
University/Shareholder No:48657 Representative: Mr.
Chung-Lang Liu as a Supervisor

PROPOSAL #B62.2: Elect National Cheng Kung                                 ISSUER          YES          FOR               FOR
University/Shareholder No:76347 Representative: Mr.
Yan-Kuin Su as a Supervisor

PROPOSAL #B62.3: Elect Mediatek Capital Corp.                              ISSUER          YES          FOR               FOR
Shareholder No: 2471 Representative: Mr. Paul Wang as
 a Supervisor

PROPOSAL #7.: Approve the proposal to release the                          ISSUER          YES          FOR               FOR
prohibition on Directors from participation in
competitive business

PROPOSAL #8.: Other issues and extraordinary motions                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MEGA FINANCIAL HOLDING COMPANY
  TICKER:                N/A             CUSIP:     Y59456106
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of corporate bonds                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: To report the status of assets                              ISSUER          NO           N/A               N/A
impairment

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.25 per share

PROPOSAL #B31.1: Elect Ministry of Finance,                                ISSUER          YES          FOR               FOR
R.O.C./Shareholder No: 100001, representative: Mr.
Rong-Jou Wang as a Director

PROPOSAL #B31.2: Elect Ministry of Finance,                                ISSUER          YES          FOR               FOR
R.O.C./Shareholder No: 100001, representative: Mr.
Kuang-Si Shiu as a Director

PROPOSAL #B32.1: Elect National Development Fund,                          ISSUER          YES          FOR               FOR
Executive Yuan, R.O.C./Shareholder No: 300237,
representative: Mr. Yaw-Chung Liao as a Supervisor

PROPOSAL #B32.2: Elect Bank of Taiwan Company                              ISSUER          YES          FOR               FOR
Limited/Shareholder No: 637985; representative: Mr.
Justin Jan-Lin Wei as a Supervisor

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                METALURGICA GERDAU SA
  TICKER:                N/A             CUSIP:     P4834C118
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To take knowledge of the Director's                          ISSUER          NO           N/A               N/A
Accounts, to examine, discuss and approve the
Company's consolidated Financial Statements for the
YE 31 DEC 2008

PROPOSAL #2.: To decide on the allocation of the net                       ISSUER          NO           N/A               N/A
profits from the FY and the distributions of results

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors and set their remuneration

PROPOSAL #4.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee and respective Substitutes and their
remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                METROPOLITAN BANK & TRUST CO MBTC
  TICKER:                N/A             CUSIP:     Y6028G136
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Call to order                                                ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the certification of notice and                      ISSUER          YES          FOR               FOR
 quorum

PROPOSAL #3.: Approve the minutes of the annual                            ISSUER          YES          FOR               FOR
meeting of stockholders held on 21 MAY 2008

PROPOSAL #4.: Approve the report to the stockholders                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Ratify the Corporate Acts                                    ISSUER          YES          FOR               FOR

PROPOSAL #6.1: Elect Mr. George S.K. Ty as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.2: Elect Mr. Antonio S. Abacan, Jr. as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.3: Elect Mr. Francisco C. Sebastian as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.4: Elect Mr. Arthur Ty as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #6.5: Elect Mr. Carlos A. Pedrosa as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.6: Elect Mr. Edmund A. Go as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #6.7: Elect Mr. Fabian S. Dee as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.8: Elect Mr Antonio V. Viray as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.9: Elect Mr. Vy Tonne So as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #6.10: Elect Mr. Renato C. Valencia as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.11: Elect Mr. Remedios L. Macalincag as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #6.12: Elect Mr. Valentin A. Araneta as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Other matters                                                ISSUER          NO           N/A               N/A

PROPOSAL #8.: Adjournment                                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MEXICHEM SAB DE CV
  TICKER:                N/A             CUSIP:     P57908132
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report from the Chief                            ISSUER          YES          FOR               FOR
Executive Officer and on the basis of this report
from the Board of Directors, for the purposes of
Article 28, Part IV, Line B, of the Securities Market
 Law and of Article 172 of the General Mercantile
Companies Law, regarding the transactions and results
 of the FYE on 31 DEC 2008, and the individual and
consolidated audited financial statements of the
Company with its subsidiaries, as well as the report
that is referred to in part XX of Article 86 of the

PROPOSAL #2.: Receive the annual report from the                           ISSUER          YES          FOR               FOR
Corporate practices and Audit Committees of the

PROPOSAL #3.: Approve the resolution regarding the                         ISSUER          YES          FOR               FOR
allocation of results for the FYE on 31 DEC 2008

PROPOSAL #4.: Ratify the Members of the Board of                           ISSUER          YES        AGAINST           AGAINST
Directors, both full and alternate, Secretary and
Vice Secretary, as well as of the Members and
secretary of the Corporate practices and Audit
Committees of the Company

PROPOSAL #5.: Approve to determine the compensation                        ISSUER          YES          FOR               FOR
for the Members of the Board of Directors, as well as
 for the people who make up the corporate practices
and Audit Committees

PROPOSAL #6.: Approve to determinate the maximum                           ISSUER          YES          FOR               FOR
amount of funds that can be allocated, during the
2009 FY, to the purchase of the Company's own shares

PROPOSAL #7.: Receive the annual report from the                           ISSUER          YES          FOR               FOR
Board of Directors regarding the adoption or
modification of the policies in regard to the
acquisition of the Company's own shares and regarding
 the resolutions of said corporate body in relation
to the purchase and/or placement of the Company's own

PROPOSAL #8.: Approve to designate the delegates who                       ISSUER          YES          FOR               FOR
will carry out and formalize the resolutions passed
by the meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MIGROS TURK TAS, ISTANBUL
  TICKER:                N/A             CUSIP:     M7009U105
  MEETING DATE:          9/4/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and the elect the Presidential                       ISSUER          NO           N/A               N/A
Board

PROPOSAL #2.: Receive the reports of the Board of                          ISSUER          NO           N/A               N/A
Directors, the Auditors and the auditing report of
the External Auditing Institution, namely Basaran Nas
 Bagimsiz Denetim VE Serbest Muhasebeci Mali
Musavirlik A.S., concerning the activities and the
accounts of the period between 01 JAN 2008 and 31 MAY
 2008 and acceptance, acceptance by amendment or
rejection of the recommendation of the Board of
Directors on the balance sheet and the income table
for the period between 01 JAN 2008 and 31 MAY 2008

PROPOSAL #3.: Approve the Companys Members of the                          ISSUER          NO           N/A               N/A
Board of Directors and the Auditors who held office
between 01 JAN 2008 and 31 MAY 2008 for their
activities in the relevant period

PROPOSAL #4.: Approve the elections made to the                            ISSUER          NO           N/A               N/A
Memberships of the Board of Directors within the year
 as per the 315th Article of the Turkish Commercial

PROPOSAL #5.: Approve the elections made to the                            ISSUER          NO           N/A               N/A
Auditors within the year as per the 351st Article of
the Turkish Commercial Law

PROPOSAL #6.: Approve to determine the gross monthly                       ISSUER          NO           N/A               N/A
wages of the Chairman of the Board of Directors, the
Members thereof and the Auditors

PROPOSAL #7.: Approve the recommendation of the Board                      ISSUER          NO           N/A               N/A
 of Directors and amend the 7th Article of the
Companys Articles of Association that concerns the
Management council

PROPOSAL #8.: Approve to determine the number of the                       ISSUER          NO           N/A               N/A
Members of the Board of Directors as 11 and the 2 new
 Members of the Board of Directors pursuant to the
amendment of the 7th Article of the Articles of
Association

PROPOSAL #9.: Authorize the Members of the Board of                        ISSUER          NO           N/A               N/A
Directors, as per the 334th and the 335th Articles of
 the Turkish Commercial Law, to conduct the business
that fall within the scope of the Company personally
or in the name of others, to be sharers in Companies
conducting such businesses and to conduct other
operations

PROPOSAL #10.: Authorize the presidential Board to                         ISSUER          NO           N/A               N/A
sign the minutes of the general Board meeting in the
name of the general Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MINERA MILPO SA MILPO
  TICKER:                N/A             CUSIP:     P67848153
  MEETING DATE:          4/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, financial                         ISSUER          YES          FOR               FOR
statements and opinion of the Outside Auditors for
the 2008 FY

PROPOSAL #2.: Approve the allocation of profit from                        ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #3.: Approve to increase the share capital                        ISSUER          YES        AGAINST           AGAINST
and amend the Article 2.02 of the Corporate Bylaws

PROPOSAL #4.: Amend the Article 4.15 of the Corporate                      ISSUER          YES          FOR               FOR
 Bylaws

PROPOSAL #5.: Approve the designation of Outside                           ISSUER          YES          FOR               FOR
Auditors for the 2009 FY

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MIRAEASSET SECURITIES CO LTD
  TICKER:                N/A             CUSIP:     Y6074E100
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement cash                         ISSUER          YES          FOR               FOR
dividend: KRW 250 for shares (market price dividend
ratio: 0.3%)

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect Mr. Byung Gu Jang as the Outside                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Elect Mr. Byung Gu Jang as a Auditor                         ISSUER          YES          FOR               FOR
Committee Member (Auditor Committee Member as the
Outside Director)

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MISC BHD, KUALA LUMPUR
  TICKER:                N/A             CUSIP:     Y6080H113
  MEETING DATE:          8/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements for the FYE 31 MAR 2008, the reports of
the Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend of 20 sen per                       ISSUER          YES          FOR               FOR
share [tax exempt] in respect of the FYE 31 MAR 2008

PROPOSAL #3.: Re-elect Mr. Ahmad Nizam Bin Salleh,                         ISSUER          YES          FOR               FOR
who retires in accordance with Article 95 of the
Company's Articles of Association

PROPOSAL #4.i: Re-elect Mr. Tan Sri Dato Sri Mohd                          ISSUER          YES        AGAINST           AGAINST
Hassan Bin Marican as a Director, who retires by
rotation in accordance with Article 97 of the
Company's Articles of Association

PROPOSAL #4.ii: Re-elect Dato' Halipah binti Esa as a                      ISSUER          YES        AGAINST           AGAINST
 Director, who retires by rotation in accordance with
 Article 97 of the Company's Articles of Association

PROPOSAL #4.iii: Re-elect Mr. Krishnan a/l C.K. Menon                      ISSUER          YES        AGAINST           AGAINST
 as a Director, who retires by rotation in accordance
 with Article 97 of the Company's Articles of
Association

PROPOSAL #5.: Approve the payment of the Directors'                        ISSUER          YES          FOR               FOR
fees for the FYE 31 MAR 2008

PROPOSAL #6.: Re-appoint Messrs. Ernst & Young as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company and authorize the Directors
to fix their remuneration

PROPOSAL #7.: Re-appoint Dato Sri Liang Kim Bang as a                      ISSUER          YES          FOR               FOR
 Director of the Company, and to hold office until
the next AGM in accordance with Section 129 of the
Companies Act, 1965

PROPOSAL #8.: Transact any other business                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITAC INTERNATIONAL CORP
  TICKER:                N/A             CUSIP:     Y60847103
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the the 2008 business reports                       ISSUER          YES          FOR               FOR
and financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.2 per share

PROPOSAL #B.3: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement, guarantee and monetary loans

PROPOSAL #B.5: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MIZRAHI TEFAHOT BANK LTD
  TICKER:                N/A             CUSIP:     M9540S110
  MEETING DATE:          8/4/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          NO           N/A               N/A
the Directors' report for the year 2007

PROPOSAL #2.1: Re-appoint Mr. Yaacov Perry as a                            ISSUER          YES          FOR               FOR
Officiating Director, the External Directors continue
 in office by provision of law

PROPOSAL #2.2: Re-appoint Mr. Yuly Ofer as a                               ISSUER          YES          FOR               FOR
Officiating Director, the External Directors continue
 in office by provision of law

PROPOSAL #2.3: Re-appoint Mr. Moshe Wertheim as a                          ISSUER          YES          FOR               FOR
Officiating Director, the External Directors continue
 in office by provision of law

PROPOSAL #2.4: Re-appoint Mr. Zvi Efrat as a                               ISSUER          YES          FOR               FOR
Officiating Director, the External Directors continue
 in office by provision of law

PROPOSAL #2.5: Re-appoint Mr. Yosef Bahat as a                             ISSUER          YES          FOR               FOR
Officiating Director, the External Directors continue
 in office by provision of law

PROPOSAL #2.6: Re-appoint Mr. Ron Gazit as a                               ISSUER          YES          FOR               FOR
Officiating Director, the External Directors continue
 in office by provision of law

PROPOSAL #2.7: Re-appoint Mr. Leora Ofer as a                              ISSUER          YES          FOR               FOR
Officiating Director, the External Directors continue
 in office by provision of law

PROPOSAL #2.8: Re-appoint Mr. Yossi Rosen as a                             ISSUER          YES          FOR               FOR
Officiating Director, the External Directors continue
 in office by provision of law

PROPOSAL #2.9: Re-appoint Mr. Abraham Shohat as a                          ISSUER          YES          FOR               FOR
Officiating Director, the External Directors continue
 in office by provision of law

PROPOSAL #2.10: Re-appoint Mr. Dov Mishor as a                             ISSUER          YES          FOR               FOR
Officiating Director, the External Directors continue
 in office by provision of law

PROPOSAL #3.: Re-appoint the Accountant-Auditors and                       ISSUER          YES          FOR               FOR
receipt of a report as to their fees in 2007

PROPOSAL #4.: Approve the payment of a bonus in the                        ISSUER          YES        AGAINST           AGAINST
amount of NIS 1.04 million to Mr. Yaacov Perry,
Chairman of the Board, in respect of the results of
the year 2007

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MIZRAHI TEFAHOT BANK LTD
  TICKER:                N/A             CUSIP:     M9540S110
  MEETING DATE:          2/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to regulatory and                           ISSUER          YES          FOR               FOR
third party approval, the merger of Adanim Mortgage
Bank into Mizrahi Tefahot Bank

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MIZRAHI TEFAHOT BANK LTD
  TICKER:                N/A             CUSIP:     M9540S110
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the D and O insurance for the                        ISSUER          YES          FOR               FOR
year commencing 01 APR 2009 in the amount of USD 75
Million for a premium of USD 486,200

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MIZRAHI TEFAHOT BANK LTD
  TICKER:                N/A             CUSIP:     M9540S110
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Discussion of the financial statements                       ISSUER          NO           N/A               N/A
and Directors report for the year 2008

PROPOSAL #2.1: Re-appoint Mr. Yaacov Perry as a                            ISSUER          YES          FOR               FOR
Officiating Director; 1 External Director continues
in office by provision of Law

PROPOSAL #2.2: Re-appoint Mr. Moshe Wertheim as a                          ISSUER          YES          FOR               FOR
Officiating Director; 1 External Director continues
in office by provision of Law

PROPOSAL #2.3: Re-appoint Mr. Zvi Efrat as a                               ISSUER          YES          FOR               FOR
Officiating Director; 1 External Director continues
in office by provision of Law

PROPOSAL #2.4: Re-appoint Mr. Ron Gazit as a                               ISSUER          YES          FOR               FOR
Officiating Director; 1 External Director continues
in office by provision of Law

PROPOSAL #2.5: Re-appoint Mr. Yosef Bahat as a                             ISSUER          YES          FOR               FOR
Officiating Director; 1 External Director continues
in office by provision of Law

PROPOSAL #2.6: Re-appoint Mr. Liora Ofer as a                              ISSUER          YES          FOR               FOR
Officiating Director; 1 External Director continues
in office by provision of Law

PROPOSAL #2.7: Re-appoint Mr. Yossi Rosen as a                             ISSUER          YES          FOR               FOR
Officiating Director; 1 External Director continues
in office by provision of Law

PROPOSAL #2.8: Re-appoint Mr. Abraham Shohat as a                          ISSUER          YES          FOR               FOR
Officiating Director; 1 External Director continues
in office by provision of Law

PROPOSAL #2.9: Re-appoint Mr. Dov Mishor as a                              ISSUER          YES          FOR               FOR
Officiating Director; 1 External Director continues
in office by provision of Law

PROPOSAL #2.10: Re-appoint Mr. Mordechai Mayer as a                        ISSUER          YES          FOR               FOR
Officiating Director; 1 External Director continues
in office by provision of Law

PROPOSAL #3.: Appoint Mr. Gideon Sitterman as an                           ISSUER          YES          FOR               FOR
External Director for a statutory 3 year period

PROPOSAL #4.: Re-appoint the Accountant-Auditors                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MMC CORPORATION BHD
  TICKER:                N/A             CUSIP:     Y60574103
  MEETING DATE:          10/15/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Company to carry out and                       ISSUER          YES          FOR               FOR
proceed with the conditional take-over offer to
acquire: all the ordinary shares of MYR 1.00 each in
Aliran Ihsan Resources Berhad and such number of new
AIRB shares that may be issued and allotted prior to
the close of the Proposed Offer pursuant to the
conversion of any outstanding AIRB RCULS for a cash
consideration of MYR 0.90 per AIRB share; and all the
 outstanding AIRB RCULS that have not been converted
on or prior to the close of the Proposed Offer for a
cash consideration of MYR 0.90 per AIRB RCULS; and
authorize the Board of Directors of the Company to
give full effect to the Proposed Offer and if
applicable, any other acquisitions arising from
and/or in connection with the Proposed Offer with
full powers to approve, agree and assent to any
conditions, variations, revaluations, modifications,
and/or amendments in any manner as may be
required/permitted by the relevant authorities or
deemed necessary by the Board of Directors of the
Company, to deal with all matters, incidental,
ancillary to and/or relating thereto and take all
such steps and do all acts and to execute or enter
into all such agreements, arrangements, undertakings,
 indemnities, transfers, extensions, assignments,
deeds, confirmations, declarations and/or guarantees
with any party or parties, to deliver or cause to be
delivered all such documents and to do all such acts
and matters as they may consider necessary to
implement, finalize and give full effect to and
complete the Proposed Offer and if applicable, any
other acquisitions arising from and/or in connection

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MMC CORPORATION BHD
  TICKER:                N/A             CUSIP:     Y60574103
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Company, subject to the                        ISSUER          YES          FOR               FOR
approval of the relevant authorities, to acquire
2,000,000 ordinary shares of MYR 1.00 each in SATS,
representing the entire issued and paid-up share
capital of SATS for a cash consideration of MYR 1.70
billion from Semark Restu Sdn Bhd and Suria Kemboja
Sdn Bhd [collectively, the Vendors] up on the terms
and conditions as specified; authorize the Directors
of the Company to give full effect to the proposed
SATS acquisition with full powers to negotiate,
approve, agree and/or assent to any conditions,
variations, revaluations, modifications and/or
amendments in any manner as may be required/permitted
 by the relevant authorities or deemed necessary by
the Board, to deal with the matters, incidental,
ancillary to and/or relating thereto, to take all
such steps and to execute and deliver and/or cause to
 be executed and delivered the share purchase
agreement and all such other agreements,
arrangements, undertakings, indemnities, transfers,
extensions, assignments, deeds, confirmations,
declarations and/or guaranteed to any party or
parties and to do all such acts and matters as they
may consider necessary to implement, finalize, and
give full effect to the complete the proposed SATS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MMC CORPORATION BHD
  TICKER:                N/A             CUSIP:     Y60574103
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the YE 31 DEC 2008 and the Directors'
and Auditors' report thereon

PROPOSAL #2.: Approve and declare the final single                         ISSUER          YES          FOR               FOR
tier dividend of 2.5 sen per share for the YE 31 DEC
2008 payable on 26 JUN 2009 to the members of the
Company registered at the close of business on 05 JUN
 2009

PROPOSAL #3.: Re-elect Mr. Encik Ooi Teik Huat as a                        ISSUER          YES          FOR               FOR
Director of the Company, who retire pursuant to
Article 85 of the Company's Articles of Association
after the last AGM

PROPOSAL #4.A: Re-elect Dato' Wira Syed Abdul Jabbar                       ISSUER          YES          FOR               FOR
Syed Hassan as a Director of the Company, who retire
in accordance with Article 78 of the Company's
Articles of Association

PROPOSAL #4.B: Re-elect Tan Sri Dato' Ir. [Dr.] Wan                        ISSUER          YES          FOR               FOR
Abdul Rahman Wan Yaacob as a Director of the Company,
 who retire in accordance with Article 78 of the
Company's Articles of Association

PROPOSAL #5.: Appoint Dato' Abdullah Mohd Yusof, as a                      ISSUER          YES          FOR               FOR
 Director of the Company, pursuant to Section 129(6)
of the Act, until the conclusion of the next AGM

PROPOSAL #6.: Approve the Directors' fees of MYR                           ISSUER          YES          FOR               FOR
518,253 for the YE 31 DEC 2008

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company, until the conclusion of
the next AGM and their remuneration be fixed by the

PROPOSAL #8.: Authorize the Board of Directors,                            ISSUER          YES          FOR               FOR
pursuant to Section 132D of the Act of the Company at
 any time until the conclusion of the next AGM of the
 Company upon such terms and conditions and for such
purposes as the Board of Directors may, in its
absolute discretion deem fit, provided that the
aggregate number of shares to be issued does not
exceed 10% of the issued and paid-up capital of the
Company at the time of issue and to obtain the
approval of Bursa Malaysia Securities Berhad [''Bursa
 Securities''] for the listing of and quotation for
the additional shares and other relevant approvals,
as may be necessary

PROPOSAL #9.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
not exceeding MYR 700,000 for each FY commencing from
 the FYE 31 DEC 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MOL MAGYAR OLAJ- ES GAZIPARI RT
  TICKER:                N/A             CUSIP:     X5462R112
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.a: Approve the consolidated financial                          ISSUER          NO           N/A               N/A
statements of MOL Group prepared based on Chapter 10
of the Hungarian Accounting Act, in accordance with
IFRS and the related Auditor's report with total
assets of HUF 2,916 billion and profit attributable
to equity holders of HUF 141 billion and the annual
report of MOL Plc prepared in accordance with
Hungarian Accounting Standards and the related
Auditor's report with total assets of HUF 2,595
billion, net income for the period of HUF [223]
billion and tied-up reserve of HUF 131 billion

PROPOSAL #1.b: Approve to pay no dividend in 2009                          ISSUER          NO           N/A               N/A
connected to the YE 31 DEC 2008 and the total net
income shall be booked as retained earnings

PROPOSAL #1.c: Approve the Corporate Governance                            ISSUER          NO           N/A               N/A
report, based on the Corporate Governance
recommendations of the Budapest Stock Exchange

PROPOSAL #2.: Elect Ernst & Young Konyvvizsgalo Kft.                       ISSUER          NO           N/A               N/A
[1132 Budapest, Vaci ut 20.], namely Judit Szilagyi
[Registration Number: MKVK-001368], substituted in
case of hindrance by Zsuzsanna Bartha [Registration
Number: MKVK-005268], to be the Independent Auditor
of MOL Plc for the year 2009, until the AGM closing
the year but latest 30 APR 2010; the audit fee for
MOL Plc for 2009 to be HUF 77.81 million plus VAT;
approve the specified material elements of the
contract with the Auditor

PROPOSAL #3.: Approve, under Article 12.12 of the                          ISSUER          NO           N/A               N/A
Articles of Association, the work of the Board of
Directors performed in the 2008 business year and
grant waiver to the Board of Directors under Section
30(5) of the Companies Act

PROPOSAL #4.: Authorize the Board of Directors of the                      ISSUER          NO           N/A               N/A
 Company to acquire treasury shares-simultaneously
setting aside the Resolution 8 of the 23 APR 2008
AGM-pursuant to the specified terms and conditions

PROPOSAL #5.a: Elect Dr. Sandor Csanyi as a Member of                      ISSUER          NO           N/A               N/A
 the Board of Directors from 29 APR 2009 until 29 APR
 2014

PROPOSAL #5.b: Elect Dr. Miklos Dobak as a Member of                       ISSUER          NO           N/A               N/A
the Board of Directors from 29 APR 2009 until 29 APR
2014

PROPOSAL #6.a: Approve to dismiss Janos Major from                         ISSUER          NO           N/A               N/A
its position as an Employee Member of the Supervisory
 Board from 01 MAY 2009

PROPOSAL #6.b: Elect Mr. Jozsef Kohan as an Employee                       ISSUER          NO           N/A               N/A
Member of the Supervisory Board from 01 MAY 2009 to
11 OCT 2012

PROPOSAL #7.: Approve the amended Charter of the                           ISSUER          NO           N/A               N/A
Supervisory Board in accordance with the verbal
proposal

PROPOSAL #8.: Approve to repeal its Resolution 25                          ISSUER          NO           N/A               N/A
decided on 27 APR 2006 on the principles and
framework of the long term incentive program of
Managers of MOL, as from the 2009 business year, on
the stipulation that the repeal does not effect the
call-option of the Managers acquired between 01 JAN
2006 and 31 DEC 2008 and to be exercised between 01
JAN 2009 and 31 DEC 2013; ratify the specified
principles and framework of the long term incentive
program of Managers; authorize the Board of Directors
 to determine the details of the long term incentive
system o Managers, and operating it in respect of
Managers, upon which it will inform the general

PROPOSAL #9.a: Amend Article 7.2b of the Articles of                       ISSUER          NO           N/A               N/A
Association as specified

PROPOSAL #9.b: Amend Article 8.5 of the Articles of                        ISSUER          NO           N/A               N/A
Association as specified

PROPOSAL #9.c: Amend Article 8.6 of the Articles of                        ISSUER          NO           N/A               N/A
Association as specified

PROPOSAL #9.d: Amend Article 10.1.1 of the Articles                        ISSUER          NO           N/A               N/A
of Association as specified

PROPOSAL #9.e: Amend Article 12.2.b of the Articles                        ISSUER          NO           N/A               N/A
of Association as specified

PROPOSAL #9.f: Amend Article 12.2.h of the Articles                        ISSUER          NO           N/A               N/A
of Association as specified

PROPOSAL #9.g: Amend Article 12.2.i of the Articles                        ISSUER          NO           N/A               N/A
of Association as specified

PROPOSAL #9.h: Amend Article 12.2.l of the Articles                        ISSUER          NO           N/A               N/A
of Association as specified

PROPOSAL #9.i: Amend Article 12.2.o of the Articles                        ISSUER          NO           N/A               N/A
of Association as specified

PROPOSAL #9.j: Amend Article 12.3 of the Articles of                       ISSUER          NO           N/A               N/A
Association as specified

PROPOSAL #9.k: Amend Article 12.4 of the Articles of                       ISSUER          NO           N/A               N/A
Association as specified

PROPOSAL #9.l: Amend Article 13.4 of the Articles of                       ISSUER          NO           N/A               N/A
Association as specified

PROPOSAL #9.m: Amend Article 15.2.n of the Articles                        ISSUER          NO           N/A               N/A
of Association as specified

PROPOSAL #9.n: Amend Article 15.4 of the Articles of                       ISSUER          NO           N/A               N/A
Association as specified

PROPOSAL #9.o: Amend Article 15.5 of the Articles of                       ISSUER          NO           N/A               N/A
Association as specified

PROPOSAL #9.p: Authorize the Board of Directors to                         ISSUER          NO           N/A               N/A
increase the share capital according to the Article
17.d of the Articles of Association to be amended

PROPOSAL #9.q: Approve to pass a decision,                                 ISSUER          NO           N/A               N/A
accordingly authorize the Board of Directors to
increase the share capital until 23 APR 2014, in
compliance with the specified conditions defined in
Article 17.d of the Articles of Association and amend
 Article 17.d of the Articles of Association as

PROPOSAL #9.r: Amend Article 17.e of the Articles of                       ISSUER          NO           N/A               N/A
Association as specified

PROPOSAL #9.s: Approve the cancellation of Point d of                      ISSUER          NO           N/A               N/A
 Article 22.3 of the Articles of Association as
specified

PROPOSAL #9.t: Approve to cancel 27.d of the Articles                      ISSUER          NO           N/A               N/A
 of Association as specified

PROPOSAL #10.: Acknowledge the notice of the                               ISSUER          NO           N/A               N/A
presented Auditor reports

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MOTECH INDS INC
  TICKER:                N/A             CUSIP:     Y61397108
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of investment in people's                        ISSUER          NO           N/A               N/A
Republic of China

PROPOSAL #A.4: The revision to the rules of the Board                      ISSUER          NO           N/A               N/A
 meeting

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 3 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, staff bonus and shareholders
dividend proposed stock dividend: 200 for 1,000
shares held

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MRV ENGENHARIA PARTICIPACOES SA
  TICKER:                N/A             CUSIP:     P6986W107
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, the carrying out of the second                      ISSUER          YES          FOR               FOR
 issuance of debentures, in the total amount of BRL
100,000,000.00 to be offered publicly in a limited
distribution, without registration of the offering
with the securities commission, in accordance with
the terms of securities commission instruction number
 476, of 2009 debentures, outside of the first
program of distribution of the debentures of the
Company, with (i) collateral guarantee, represented
by a deed of trust in certain real properties
belonging to the company, (ii)amortization in equal,
quarterly installments, from the 12th inclusive from
the issuance date, (iii)maturity of two years,
counted from the issuance date,(iv)income equivalent
to the interbank deposit rate, plus a spread of 3.70
per cent a year, to be paid quarterly, (v) payment in
 Brazilian currency, and(vi)other conditions that are
 normal f or this type of transaction, in accordance
with securities commission instruction 400

PROPOSAL #2.: Grant authority Executives to undertake                      ISSUER          YES          FOR               FOR
 debenture issuance

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MRV ENGENHARIA PARTICIPACOES SA
  TICKER:                N/A             CUSIP:     P6986W107
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept financial statements                       ISSUER          YES          FOR               FOR
and statutory reports for FYE 31 DEC 2008

PROPOSAL #2.: Approve to allot net income for the                          ISSUER          YES          FOR               FOR
year to the recognition of legal reserve; as
dividends; and to the bylaws reserve called
investments reserve pursuant to Article 33 paragraph
f of the Company's bylaws, which will be used to
finance the additional investments in fixed and
working capital , as well as the expansion of the
operations of the Company and/or its subsidiaries and

PROPOSAL #3.: Re-elect Messrs. Rubens Menin Teixeira                       ISSUER          YES          FOR               FOR
De Souza, Marcos Alberto Cabaleiro Fernandez, Marco
Aurelio De Vasconcelos Cancado, Robert Charles
Gibbins, Roberto Miranda De Lima, Levi Henrique, and
Fernando Henrique Da Fonseca as the Board of
Director, for unified terms of 2 years, which will be
 extended to the next AGM

PROPOSAL #4.: Re-elect Messrs. Rubens Menin Teixeira                       ISSUER          YES          FOR               FOR
De Souza, Leonardo Guimaraes Correa, Eduardo Barreto,
 Homero Aguiar Paiva, Jose Adib Tome Simao, Hudson
Goncalves Andrade, and Junia Maria De Sousa Lima
Galvao Company Executive Committee, for the unified
terms of 2 years, which will be extended to the next
annual shareholders meeting that approves the balance
 sheet of fiscal year 2011

PROPOSAL #5.: Approve the remuneration of Executive                        ISSUER          YES          FOR               FOR
Officers and Non-Executive Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MRV ENGENHARIA PARTICIPACOES SA
  TICKER:                N/A             CUSIP:     P6986W107
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Amend the main part of Article 5 of the                      ISSUER          YES        AGAINST           AGAINST
 Bylaws, to update the capital amount and the number
of shares issued by the Company, in accordance with
the capital increase that has taken place with the
limit of the authorized capital, to meet the
requirements of the Stock Option Plan

PROPOSAL #B.: Amend the Article 6 of the bylaws to,                        ISSUER          YES        AGAINST           AGAINST
increase the limit within which the Company is
authorized to increase the share capital, independent
 of Bylaws amendments and by decision of bylaws
amendments and by decision of the Board of Directors,
 from BRL 2,000,000,000.00 to BRL 3,000,000,000.00;
to make explicit, in paragraph 2 that the decision
regarding the issuance of warrants can be made by
resolution of the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MTN GROUP LTD
  TICKER:                N/A             CUSIP:     S8039R108
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve that, subject to this                               ISSUER          YES          FOR               FOR
resolution being passed in accordance with the
Listings Requirements of the JSE Limited [Listings
Requirements], the entry into and, subject to the
passing and registration [if applicable] of
Resolution S.1, S.2, O.2 and O.3, which are proposed
hereafter, implementation by the Company of the
following agreements tabled at the General Meeting
and the transactions described therein are approved:
the B Preference Shares Acquisition Agreement
concluded between the Company and the Government
Employees Pension Fund [GEPI on 26 MAR 2009 [B
Preference Acquisition Agreement] pursuant to which,
inter alia, the Company will acquire the 214,300
cumulative redeemable B preference shares [B
Redeemable Preference] and the 1 redeemable B
participating preference share [B Participating
Preference] [collectively hereinafter referred to as
the B Preference] held by GFPF in the issued share
capital of Newshelf 664 [Proprietary] Limited through
 the issue of 111,469,352 ordinary shares of 0,01
cents in the issued share capital of MTN [MTN Shares]
 and the payment in cash of ZAR 387,099,065 [plus
interest] to Public Investment Corporation Limited
PIC] in its capacity as duly authorized agent of the
GEPP; the B Preference Shares Redemption Agreement
concluded between the Company and Newshelf on 26 MAR
2009 [B Preference Redemption Agreement] pursuant to
which, inter a Newshelf will redeem the B Preference;
 the Newshelf Acquisition Agreement concluded between
 the Company, GEPF and Newshelf on 26 MAR 2009
[Newshelf Acquisition Agreement] pursuant to which,
inter alia, the Company will acquire an option to
purchase for ZAR 1,00 the entire issued ordinary
share capital of Newshelf  from the trustees of the
Alpine Trust [AT] [Option], the Company will exercise
 the Option and the Company will settle the
outstanding obligations of Newehelf to GEPF under the
 Bridging Facility Agreement concluded between GEPF,
Newshelf and at on 31 AUG 2007 [as amended] in part
for cash and in part through the issue of 102,397,546
 MTN Shares to PIC in its capacity as duly authorized
 agent of GEPF; the MTN Share Repurchase Agreement
concluded between the Company and Newshelf on26 MAR
2009 [Repurchase Agreement] pursuant to which, inter
ails, the Company will repurchase 243,500,011 MTN
Shares from Newshelf in part from share capital and
premium and in past from profits available for
distribution; and the Implementation Agreement
concluded between the Company, Newshelf, GEPF and at
on 26 MAR 2009 [Implementation Agreement] pursuant to
 which inter alia the implementation of the B
Preference Acquisition Agreement, B Preference
Redemption Agreement, Newshelf Acquisition Agreement
and Repurchase Agreement are regulated and the Option
 is exercised by MTN, [the B Preference Acquisition
Agreement, the B Preference Redemption Agreement, the
 Newshelf Equity Acquisition Agreement, the
Repurchase Agreement and the Implementation Agreement

PROPOSAL #S.1: Approve that, subject to this                               ISSUER          YES          FOR               FOR
resolution being passed in accordance with the
Listings Requirements and the passing and
registration [if applicable] of Resolution O.1, S.2,
O.2 and O.3,and authorize the Board of Directors of
the Company, as a specific authority, to purchase, in
 part from share capital and premium [in an aggregate
 amount of ZAR 381,966,783] and in part from profits
available for distribution, the 243,500,011 MTN
Shares held by Newshelf pursuant to, and on the terms
 and conditions of, the Repurchase Agreement [read
with the Implementation Agreement] and in accordance
with section 95 of the Companies Act, [Act 61 of
1973], 1973, as amended [Companies Act] and the
relevant provisions of the Listings Requirements

PROPOSAL #S.2: Approve that, in terms of Section                           ISSUER          YES          FOR               FOR
38[2A][b] of the Companies Act, and subject to this
resolution being passed in accordance with the
Listings Requirements and to the passing and
registration [if applicable] of Resolution O.1, S.1,
O.2 and O.3, the Company hereby sanctions, to the
extent required, any financial assistance given or
construed to be given by the Company to Newshelf in
respect of the transactions set out in the
Transaction Agreements

PROPOSAL #O.2: Approve that, subject to this                               ISSUER          YES          FOR               FOR
resolution being passed in accordance with the
provisions of the Listings Requirements, and subject
to the passing and registration [if applicable] of
Resolution O.1, S.1, S.2 and O.3, 213,866,898 MTN
Shares be and are placed under the control of the
Directors to allot and issue for cash to PIC pursuant
 to, and on the terms and conditions of, the B
Preference Acquisition Agreement and the Newshelf
Acquisition Agreement

PROPOSAL #O.3: Approve that, subject to this                               ISSUER          YES          FOR               FOR
resolution being passed in accordance with the
Listings Requirements and to the passing and
registration [if applicable] of Resolution O.1, S.1,
S.2 and O.2, and authorize any 1 Director of the
Company, on behalf of the Company, to do or cause all
 such things to be done, to sign all such
documentation as may be necessary to give effect to
and implement all of the resolutions contained in
this notice of general meeting, as well as all the
transactions described in Resolution O.1

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MTN GROUP LTD
  TICKER:                N/A             CUSIP:     S8039R108
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports for YE 31 DEC 2008

PROPOSAL #2.: Re-elect Mr. RS Dabengwa as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. AT Mikati as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. MJN Njeke as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. J Van Rooyen as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the remuneration of Non                              ISSUER          YES          FOR               FOR
Executive Directors

PROPOSAL #7.: Approve to place authorized but                              ISSUER          YES          FOR               FOR
unissued shares under control of the Directors up to
10% of Issued Capital

PROPOSAL #S.8: Grant authority to the repurchase of                        ISSUER          YES          FOR               FOR
up to 10% of Issued Share Capital

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MURRAY & ROBERTS HOLDINGS LTD
  TICKER:                N/A             CUSIP:     S52800133
  MEETING DATE:          10/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual financial statements                        ISSUER          YES          FOR               FOR
and statutory reports for YE 30 JUN 2008

PROPOSAL #2.1: Elect Mr. David Barber as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Elect Mr. Brian Bruce as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Elect Mr. SJ Flanangan as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Elect Ms. IN Mkhize as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Elect Mr. Roger Rees as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Elect Mr. RT Vice as a Director                             ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint the Deloitte and Touche as                        ISSUER          YES          FOR               FOR
External Auditors; and authorize the Board to fix
their remuneration

PROPOSAL #4.: Approve the fees payable to Non                              ISSUER          YES          FOR               FOR
Executive Directors

PROPOSAL #5.S.1: Authorize the repurchase of up to                         ISSUER          YES          FOR               FOR
10% of issued share capital

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NAN YA PCB CORP
  TICKER:                N/A             CUSIP:     Y6205K108
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of the Supervisors                               ISSUER          NO           N/A               N/A
resignation

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 7.1 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings proposed stock dividend: 20
for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NAN YA PLASTICS CORP
  TICKER:                N/A             CUSIP:     Y62061109
  MEETING DATE:          6/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.8 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus; proposed
stock dividend: 30 for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve the proposal of election of 1                       ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.8: Elect 1 Independent Director                                ISSUER          YES          FOR               FOR

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NANYA TECHNOLOGY CORP
  TICKER:                N/A             CUSIP:     Y62066108
  MEETING DATE:          6/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve the 2009 Q1 financial                               ISSUER          YES          FOR               FOR
statements
PROPOSAL #B.4: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2009 Q1

PROPOSAL #B.5: Approve the proposal of capital                             ISSUER          YES          FOR               FOR
reduction to offset deficit

PROPOSAL #B.6: Approve the proposal of capital                             ISSUER          YES        AGAINST           AGAINST
injection by issuing new shares via private placement

PROPOSAL #B.7: Approve the proposal of capital                             ISSUER          YES        AGAINST           AGAINST
injection by issuing new shares or global depositary
receipt

PROPOSAL #B.8: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.9: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.10: Extraordinary motions                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NASPERS LTD
  TICKER:                N/A             CUSIP:     S53435103
  MEETING DATE:          8/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive and approve the financial                           ISSUER          YES          FOR               FOR
statements of the Company and the group of the 12
months ended 31 MAR 2008 and the reports of the
Directors and the Auditors

PROPOSAL #O.2: Approve the confirmation of dividends                       ISSUER          YES        AGAINST           AGAINST
in relation to the N ordinary and A ordinary shares
of the Company

PROPOSAL #O.3: Approve the remuneration of the Non-                        ISSUER          YES          FOR               FOR
executive Directors for the YE 31 MAR 2008

PROPOSAL #O.4: Re-appoint the Firm                                         ISSUER          YES          FOR               FOR
PricewaterhouseCoopers Inc. as the Auditor for the
period until the conclusion of the next AGM of the
Company

PROPOSAL #O.5: Approve the appointment of Mr. J.P.                         ISSUER          YES          FOR               FOR
Bekker, as a Managing Director of a fixed terms of 5
years with effect form 01 APR 2008

PROPOSAL #O.6.1: Re-elect Prof. G.J. Gerwel as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #O.6.2: Re-elect Mr. B.J. Van Der Ross as a                       ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #O.6.3: Re-elect Mr. J.J.M. Van Zyl as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #O.7: Approve to place authorized but                             ISSUER          YES        AGAINST           AGAINST
unissued share capital of the Company under the
control of the Directors and to grant, until the next
 AGM of the Company; an unconditional general
authority to the Directors, to allot and issue in
their discretion [but subject to the provisions of
Section 221 of the Companies Act, No 61 of 1973, as
amended (the Act) and the requirements of the JSE
Limited (the JSE) and any other exchange on which the
 shares of the Company may be quoted or listed form
time to time] the unissued shares of the Company on
such terms and conditions and to such persons whether
 they be shareholders o not, as the Directors in
their discretion deem fit

PROPOSAL #O.8: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
minimum of 75% of the votes of shareholders of the
Company present in persons or by proxy AGM and
entitled to vote, Voting infavour thereof, to issue
unissued shares or a class if shares already in issue
 in the capital of the Company for cash as and when
the opportunity arises subject to the requirements of
 the JSE, including the following: that a paid press
announcement giving full details, including the
impact on the net asset value and earning per share,
will be published at the time of any issue
representing, on a cumulative basis within 1 year, 5%
 or more of the number of shares o that class in
issue prior to the issue; the aggregate issue of nay
particular class of shares in any FY will nor exceed
5% of the issued number of that class of shares
[including securities that are compulsory convertible
 ion to shares of that class] that in determining the
 price at which an issue of shares will be made in
terms of this authority, the discount at which the
shares may be issued may not exceed 10% of the
weighted average traded price of the shares in
questions, as determined over the 30 business days
prior to the date that the price if the issue is
determined, and that the shares will only be issued
to public shareholders as specified in the Listing
Requirements of the JSE, and not to related parties;
[Authority expires the earlier of the conclusion of

PROPOSAL #S.1: Authorize the Company or any of its                         ISSUER          YES          FOR               FOR
subsidiaries, by way of general authority, to acquire
 N ordinary shares issued by the Company, in terms of
 and Sections 85(2) and 85(3) of the Companies Act 61
 of 1973, as amended, and in terms of the rules and
requirements of the JSE being that: any such
acquisition of N ordinary shares shall be effected
thorough the order book operated by the JSE trading
system and done without any prior understanding or
arrangement; an announcement is published as soon as
the Company or any of its subsidiaries have acquired
N ordinary shares constituting, on a cumulative
basis, 3% of the number of N ordinary shares in issue
 prior to the acquisition pursuant to which the
aforesaid 3% threshold is reached, and for each 3% in
 aggregate acquires thereafter, containing full
details of such acquisition; acquisition of N
ordinary shares in aggregate in any 1 FY may not
exceed 20% of the Company's N ordinary issued share
capital as at the date of passing of this special
resolution; in determining the price at which N
Ordinary shares issued by the Company are acquired by
 it or any its subsidiaries in terms of this general
authority, the maximum premium at which such N
ordinary shares may be acquired will not exceed 10%
of the weighted average of the market value at which
N ordinary shares are traded on the JSE as determined
 over the 5 business days immediately preceding the
date of the repurchase of such N ordinary shares by
the Company or nay of its subsidiaries; the Company
has been given authority by its Articles of
Association; at any point , the Company may only
appoint 1 agent to effect any repurchase on the
Company's behalf; the Company sponsor must confirm
the adequacy of the Company's working capital for
purposes of undertaking the repurchase of N ordinary
shares in writing to the JSE Ltd before entering the
market for the repurchase; the Company remaining in
compliance with the minimum shareholder spread
requirements of the JSE Listings Requirements; and
the Company and/or its subsidiaries not repurchasing
any N ordinary shares during a prohibited period as
defined by the JSE Ltd Listings Requirements; before
the general repurchase is effected the Directors
having considered the effects of the repurchase of
the maximum number of N ordinary shares in terms of
the foregoing general authority, will ensure that for
 a period of 12 months after the date of the notice
of AGM; the Company and the group will be able in the
 ordinary course of business to pay their debts; the
assets of the Company and the group finally valued in
 accordance with International; Financial Reporting
Standards, will exceed the liabilities of the company
 and the group; and the Company and the group's
ordinary share capital, reserves and working capital
will be adequate or ordinary business purpose as
specified; [Authority expires the earlier of the
conclusion of the next AGM of the Company or 15

PROPOSAL #S.2: Authorize the Company or any of its                         ISSUER          YES        AGAINST           AGAINST
subsidiaries by way of an general authority to
acquire A ordinary shares issued by the Company, in
terms of and subject to Sections 85(2) and 85(3) of
the Companies Act 61 of 1973 as amended

PROPOSAL #S.3: Approve to change the Articles of the                       ISSUER          YES          FOR               FOR
Company to inset he words 'of the transfer secretary'
 of the directly after the word 'office' in the first
 line Paragraph 34.2 [ the Articles of Association of
 the Company were register in Afrikaans and the
amended text appearing in this resolution is a free
translation of the Afrikaans text]

PROPOSAL #O.9: Authorize each of the Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company to do all things, perform all acts and sign
all documents necessary to effect the implementation
of the ordinary and special resolutions adopted at
this AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NATURA COSMETICOS SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P7088C106
  MEETING DATE:          3/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Ratify the amendment of the wording of                       ISSUER          YES          FOR               FOR
Article 5 of the Companys Corporate Bylaws relating
to the Share Capital and the quantity of Company
Shares that are subscribed for and paid in, arising
from the exercise of the option to buy or subscribe
for common shares issued by the Company, during the
year 2008, by the Managers and Employees of the
Company, as well as the Managers and Employees of the
 Companys directly and indirectly controlled
Companies, participants in the addenda to the plans
for the granting of options to purchase or subscribe
for common shares issued by the Company relating to

PROPOSAL #B.: Approve to consider the new wording of                       ISSUER          YES        AGAINST           AGAINST
the program for the granting of options to purchase
or subscribe to common shares issued by the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NATURA COSMETICOS SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P7088C106
  MEETING DATE:          3/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the administrators accounts, to                      ISSUER          YES          FOR               FOR
 examine, discuss and vote on the administrations
report the financial statements and the accounting
statements accompanied by the Independent Auditors
report regarding the FYE 31 DEC 2008

PROPOSAL #2.: Approve the proposal for the capital                         ISSUER          YES          FOR               FOR
budget for the year 2009 the allocation of the net
profit from FYE 31 DEC 2008 and to ratify the early
distributions of dividends and interim interest on
net equity

PROPOSAL #3.: Elect the Members of the Company's                           ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #4.: Approve to set the aggregate                                 ISSUER          YES          FOR               FOR
remuneration of the Managers of the Company to be
paid before the AGM in which shareholders of the
Company vote concerning the financial statements for
the FYE 31 DEC 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEDBANK GROUP
  TICKER:                N/A             CUSIP:     S5518R104
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual financial                       ISSUER          YES          FOR               FOR
statements of the Company for the YE 31 DEC 2008

PROPOSAL #2.: Approve the interim dividend of 310                          ISSUER          YES          FOR               FOR
cents per ordinary share declared by the Board of
Directors on 05 AUG 2008 and the final dividend of a
number of Nedbank Group to be determined in terms of
the capitalization award ratio, for every 100 Ned
bank Group shares held to those Members elected [or
were deemed to have elected] the capitalization award
 and 310 cents per ordinary share to those Members
not elect to receive capitalization shares, declared
by the Board of Directors on 25 FEB 2009

PROPOSAL #3.1: Re-elect Dr. RJ Khoza as a Director of                      ISSUER          YES          FOR               FOR
 the Company, who retires by rotation in terms of the
 Company's Articles of Association

PROPOSAL #3.2: Re-elect Mr. MA Enus-Brey as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
terms of the Company's Articles of Association

PROPOSAL #3.3: Re-elect Prof. MM Katz, as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires by rotation in terms of
the Company's Articles of Association

PROPOSAL #3.4: Re-elect Mr. JB Magwaza as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires by rotation in terms of
the Company's Articles of Association

PROPOSAL #3.5: Re-elect Mr. ME Mkwanzi as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires by rotation in terms of
the Company's Articles of Association

PROPOSAL #3.6: Re-elect Mr. ML Ndlovu as a Director                        ISSUER          YES          FOR               FOR
of the Company, who retires by rotation in terms of
the Company's Articles of Association

PROPOSAL #3.7: Re-elect Ms. GT Serobe as a Director                        ISSUER          YES          FOR               FOR
of the Company, who retires by rotation in terms of
the Company's Articles of Association

PROPOSAL #4.1: Re-elect Mr. A de VC Knott-Craig as a                       ISSUER          YES          FOR               FOR
Director of the Company, who retires in terms of the
Company's Articles of Association

PROPOSAL #4.2: Re-elect Ms. NP Mnxasana as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires in terms of the
Company's Articles of Association

PROPOSAL #5.: Approve the Non-Executive Director's                         ISSUER          YES          FOR               FOR
fees
PROPOSAL #6.: Approve the remuneration paid to                             ISSUER          YES          FOR               FOR
Executive Directors

PROPOSAL #7.: Re-appoint Deloitte & Touche [with the                       ISSUER          YES          FOR               FOR
designated Auditors currently being Mr. D Shipp] and
KPMG Inc [with the designated Auditor currently being
 Ms. TA Middlemiss], as the Joint Auditors to hold
office from the conclusion of 42nd AGM until the
conclusion of next AGM of Nedbank Group

PROPOSAL #8.: Authorize the Nedbank Group Audit                            ISSUER          YES          FOR               FOR
Committee to determine the remuneration of the
Company's Auditors and the Auditor's terms of
engagement

PROPOSAL #9.O.1: Authorize the Directors to place the                      ISSUER          YES        AGAINST           AGAINST
 authorized, but unissued, ordinary shares in the
share capital of Nedbank Group under the control of
the Directors to allot these shares on such terms and
 conditions and at such times as they deem fit,
subject to the provisions of the Companies Act, 61 of
 1973, as amended [the Act], the Act, 94 of 1990, as
amended [the Banks Act], and the JSE Limited [JSE]
Listings Requirements; the issuing of shares granted
under this authority will be limited to Nedbank
Group's existing contractual obligations to issue
shares, including for purposes of Nedbank Group's BEE
 transaction approved in 2005 and the NedNamibia BEE
transaction approved in 2006, and scrip dividend
and/or capitalization share award, and shares
required to be issued for the purpose of carrying out
 the terms of the Nedbank Group share incentive
schemes as well as any alternative coupon settlement
mechanism relating to issues, from time to time, of
the Nedbank Limited Tier 1 hybrid debt capital

PROPOSAL #10O.2: Amend the paragraph 12.1.2 of The                         ISSUER          YES          FOR               FOR
Nedbank Group [2005] share Scheme rules, by deleting
the specified words

PROPOSAL #11S.1: Authorize the Company or any of its                       ISSUER          YES          FOR               FOR
subsidiaries, in terms of a general authority
contemplated in Sections 85(2) and 85(3) of the
Companies Act, 61 of 1973, as amended [the Act], to
acquire the Company's issued shares from time to time
 such terms and conditions and in such amounts as the
 Directors of the Company may from time to time
decide, not exceeding in aggregate 10% of the
Company's issued ordinary share capital in any 1 FY,
to the extent required, of the Register of Banks, the
 provisions of the Act, the Banks Act, 94 of 1990, as
 amended and the JSE Limited [JSE] Listing
Requirements, subject to the following limitations:
a) the repurchase of securities shall be effected
through the main order book operated by the JSE
trading system and done without any prior
understanding or arrangement between the Company and
the counterparty; b) authorization thereto given by
the Company's Articles of Association; c) the Company
 and the Nedbank Group shall be in a position to
repay its debt in the ordinary course of business for
 a period of 12 months after the decision by the
Directors of the Company to repurchase shares in the
open market; d) the assets of the Company and the
Nedbank Group shall be in excess of the liabilities
of the Company and the Nebbank Group for a period of
12 months after the decision by the Directors of the
Company to repurchase shares in the open market for
this purpose the assets and liabilities shall be
recognized and measured in accordance with the
accounting policies used in the latest audited
consolidated annual financial statements; e) the
ordinary capital and reserves of the Company and the
Nedbank Group shall be adequate for ordinary business
 purposes for the 12 months after the decision by the
 Directors of the Company to repurchase shares in the
 open market; f) the available working capital shall
be adequate to continue the operations of Company and
 the Nedbank Group for a period of 12 months after
the decision by the Directors to repurchase shares in
 the open market; g) after such repurchase the
Company shall continue to comply with Paragraphs 3.37
 to 3.41 of the JSE Listings Requirements concerning
shareholder spread requirements; h) the Company or
its subsidiaries shall not repurchase securities
during a prohibited period, as specified; i) at any
point in time the Company shall appoint only 1 agent
to effect any repurchase(s) on its behalf: in terms
of the proposed special resolution the maximum number
 of Nedbank Group shares that may be repurchased
during the term of this authority, subject to above,
amounts to 46,839,940 shares [10% of 468,939,397
shares in issue as at 03 MAR 2009]; [Authority

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEDBANK GROUP
  TICKER:                N/A             CUSIP:     S5518R104
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve that, without derogating from                       ISSUER          YES          FOR               FOR
the general authority authorizing the issue of shares
 in the authorized, but unissued, share capital of
the Company for purposes of the Company's BEE
transaction approved in 2005, the NedNamibia BEE
transaction approved in 2006, any scrip dividend
and/or capitalization share award, carrying out the
terms of the Company's share incentive schemes and
any alternative coupon settlement mechanism relating
to issues of the Company's and Tier 1 hybrid debt
capital instruments, granted at the Nedbank Group
Limited AGM held on 14 MAY 2009, a further 12,855,359
 ordinary shares in the authorized, but unissued,
share capital of the Company be placed under
authority the control of the Directors, by way of
specific authority under Section 221 of the Companies
 Act, 61 of 1973, as amended or re-enacted, [the
Companies Act] to allot and issue all or some of such
 shares on the terms and conditions set forth in the
agreements tabled at the meeting and initialled for
identification by the Chairperson, subject to the
provisions of the Companies Act, the Banks Act, 94 of
 1990, as amended, and the JSE Limited Listings

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NET SERVICOS DE
  TICKER:                N/A             CUSIP:     P7161A100
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To amend the wording of the main part                        ISSUER          NO           N/A               N/A
of Article 5 of the Company's Corporate Bylaws to
reflect the increase in share capital of the Company
from BRL 5,553,269,186.21 to BRL 5,612,242,940.97,
through the issuance of 1,408,161 common shares and
2,816,320 prefered shares, approved by the meeting of
 the board of Directors of the Company held on 10 FEB

PROPOSAL #2.: Approve to decide concerning the merger                      ISSUER          YES          FOR               FOR
 of its subsidiary Companies 614 Telecommunicacoes
LTDA, 614 Interior Linha S.A, and TVC Oeste Paulista
LTDA

PROPOSAL #3.: To consolidate the Company's Corporate                       ISSUER          NO           N/A               N/A
Bylaws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NET SERVICOS DE
  TICKER:                N/A             CUSIP:     P7161A100
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To take knowledge of the Directors                           ISSUER          NO           N/A               N/A
accounts, to examine, discuss and approve the
Company's consolidated financial statements for the
FYE 31 DEC 2008

PROPOSAL #2.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors and approve to set their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NET SERVICOS DE COMUNICACAO  S A
  TICKER:                N/A             CUSIP:     P7161A100
  MEETING DATE:          10/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to take cognizance of the                            ISSUER          YES          FOR               FOR
resignation of Mr. Antonio Jose Alves Junior, a
Member of the Finance Committee

PROPOSAL #2.: Elect a Member to replace him until the                      ISSUER          YES          FOR               FOR
 end of the current term in office of the Finance
Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NET SERVICOS DE COMUNICACAO  S A
  TICKER:                N/A             CUSIP:     P7161A100
  MEETING DATE:          2/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the merger of its subsidiary                         ISSUER          YES          FOR               FOR
Net Florianopolis Ltda., without changing the share
capital of the Company because it holds 100% of the
quotas that make up the share capital of Net
Florianopolis Ltda., which will be cancelled, in
compliance with that which is provided for in Article
 224 IV of Law 6404.76

PROPOSAL #2.: To ratify the acquisition by the                             ISSUER          NO           N/A               N/A
Company of the shares, quotas of the Companies that
make up big TV, in accordance with the terms of that
which is provided for in Article 256 of Law number

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NETCARE LTD
  TICKER:                N/A             CUSIP:     S5510Z104
  MEETING DATE:          1/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual financial                       ISSUER          YES          FOR               FOR
statements for the year

PROPOSAL #2.: Approve the Directors fees payable                           ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Mr. M. Kuscus as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Re-elect Mr. S.J. Vilakazi as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.3: Re-elect Mr. J.M. Kahn as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Re-elect Mr. H.R. Levin as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Re-elect Mr. N. Weltman as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve to renew the Directors                               ISSUER          YES          FOR               FOR
authority over portion of the unissued shares

PROPOSAL #5.: Approve to renew the authority to the                        ISSUER          YES          FOR               FOR
Directors to issue the unissued shares for cash

PROPOSAL #6.: Authorize the Directors to effect a                          ISSUER          YES          FOR               FOR
reduction of share premium by way of a reduction of
capital

PROPOSAL #7.S.1: Amend the Articles to delete Article                      ISSUER          YES          FOR               FOR
 70

PROPOSAL #8.S.2: Grant general authority to                                ISSUER          YES          FOR               FOR
repurchase shares

PROPOSAL #9.S.3: Grant specific authority to                               ISSUER          YES          FOR               FOR
repurchase treasury shares held by Netpartner
Investments Limited

PROPOSAL #10S.4: Grant specific authority to                               ISSUER          YES          FOR               FOR
repurchase treasury shares held by the Netcare Trust

PROPOSAL #11.: Authorize any two Directors to                              ISSUER          YES          FOR               FOR
implement resolutions taken at the AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NHN CORP, SONGNAM
  TICKER:                N/A             CUSIP:     Y6347M103
  MEETING DATE:          11/14/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the delisting in Kosdaq Market                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect the Outside Director who is also                       ISSUER          YES          FOR               FOR
a Member of the Audit Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NHN CORP, SONGNAM
  TICKER:                N/A             CUSIP:     Y6347M103
  MEETING DATE:          3/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to change the Articles of                            ISSUER          YES        AGAINST           AGAINST
Incorporation

PROPOSAL #3.: Elect the Director                                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Elect the Audit Committee Member                             ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #6.: Approve to change the severance payment                      ISSUER          YES          FOR               FOR
 for the Director

PROPOSAL #7.: Approve the Company split                                    ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NICE SYS LTD
  TICKER:                N/A             CUSIP:     M7494X101
  MEETING DATE:          7/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect 6 Directors [excluding outside                         ISSUER          YES          FOR               FOR
Directors] to the Board of Directors of the Company

PROPOSAL #2.: Approve the compensation of the                              ISSUER          YES          FOR               FOR
Directors [all of whom are Independent Directors]

PROPOSAL #3.: Approve the special annual fee to the                        ISSUER          YES          FOR               FOR
Chairman of the Board of Directors

PROPOSAL #4.: Re-appoint the Company's Independent                         ISSUER          YES          FOR               FOR
Auditors and authorize the Company's Board of
Directors to fix the remuneration

PROPOSAL #5.: To discuss the Company's audited annual                      ISSUER          NO           N/A               N/A
 financial statements for the YE 31 DEC 2007

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NINE DRAGONS PAPER HLDGS LTD
  TICKER:                N/A             CUSIP:     G65318100
  MEETING DATE:          7/31/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the further Renewed                       ISSUER          YES          FOR               FOR
ACN Supply Agreement dated 30 JUN 2008 as specified,
the terms thereof and the non-exempt connected
transaction contemplated thereunder; and the annual
caps as specified; and authorize any 1 Director of
the Company for and on behalf of the Company to
execute all documents, instruments and agreements and
 to do all other acts or things deemed by him/ her to
 be incidental, ancillary to or in connection with
the Further Renewed ACN Supply Agreement, the
transactions contemplated thereunder and the proposed
 annual caps for the 2 years and 11 months ending 30

PROPOSAL #2.: Approve and ratify the Renewed Taicang                       ISSUER          YES          FOR               FOR
Purchase Agreement dated 26 JUN 2008 as specified,
the terms thereof and the non-exempt connected
transaction contemplated thereunder; the Further
Renewed Taicang Purchase Agreement dated 30 JUN 2008
as specified, the terms thereof and the non-exempt
connected transaction contemplated thereunder; and
the annual caps as specified; and authorize any 1
Director of the Company for and on behalf of the
Company to execute all documents, instruments and
agreements and to do all other acts or things deemed
by him/ her to be incidental, ancillary to or in
connection with the Renewed Taicang Purchase
Agreement, the Further Renewed Taicang Purchase
Agreement, the transactions contemplated thereunder
and the proposed annual caps for the 3 years ending

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NINE DRAGONS PAPER HLDGS LTD
  TICKER:                N/A             CUSIP:     G65318100
  MEETING DATE:          11/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors for the YE 30 JUN 2008

PROPOSAL #2.: Declare the final dividend for the YE                        ISSUER          YES          FOR               FOR
30 JUN 2008

PROPOSAL #3.A.1: Re-elect Ms. Cheung Yan as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.A.2: Re-elect Mr. Liu Ming Chung as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.A.3: Re-elect Mr. Zhang Cheng Fei as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.A.4: Re-elect Mr. Zhang Yuanfu as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.A.5: Re-elect Ms. Gao Jing as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.A.6: Re-elect Mr. Lau Chun Shun as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.A.7: Re-elect Ms. Tam Wai Chu, Maria as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.A.8: Re-elect Mr. Chung Shui Ming,                             ISSUER          YES          FOR               FOR
Timpson as a Director

PROPOSAL #3.A.9: Re-elect Dr. Cheng Chi Pang as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.A10: Re-elect Mr. Wang Hong Bo as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.B: Approve to fix the Directors'                               ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors to fix their remuneration

PROPOSAL #5.A: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, to allot, issue and deal with additional
shares in the capital of the Company, and make or
grant offers, agreements and options [including
warrants, bonds, and debentures convertible into
shares of the Company] which would require the
exercise of such powers, subject to and in accordance
 with all applicable laws and the Bye-Laws of the
Company during and after the relevant period, not
exceeding the aggregate of 20% of the aggregate
nominal amount of the ordinary share capital of the
Company in issue on the date of passing this
resolution otherwise than pursuant to: a rights issue
 [as specified] or upon the exercise of rights of
subscription or conversion under the outstanding
warrants to subscribe for shares of the Company or
any securities which are convertible into shares of
the Company or any share option scheme of the Company
 or any scrip dividend or similar arrangement in lieu
 of the whole or part of a dividend on shares of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Bye Laws of the

PROPOSAL #5.B: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to repurchase issued shares in the capital of the
Company during the relevant period, of all powers of
the Company to repurchase issued shares in the
capital of the Company on the Stock Exchange of Hong
Kong Limited [the Stock Exchange] or any other stock
exchange on which the securities of the Company may
be listed and recognized by the Securities and
Futures Commission and the Stock Exchange for the
purpose, subject to and in accordance with all
applicable laws and the requirements of the Stock
Exchange as amended from time to time, not exceeding
10% of the aggregate nominal amount of the ordinary
share capital of the Company in issue on the date of
this resolution and the said approval shall be
limited accordingly; [Authority expires the earlier
of the conclusion of the next AGM of the Company or
the expiration of the period within which the next
AGM of the Company is required by the Bye Laws of the
 Company or any applicable laws of Bermuda to be held]

PROPOSAL #5.C: Approve, conditional upon Resolution                        ISSUER          YES        AGAINST           AGAINST
number 5[A] and 5[B] being passed, the aggregate
nominal amount of the issued ordinary shares in the
capital of the Company which are repurchased by the
Company under the authority granted to the Directors
of the Company pursuant to and in accordance with the
 said Resolution number 5[B] shall be added to the
aggregate nominal amount of the ordinary share
capital that may be allotted, issued and dealt with
or agreed conditionally or unconditionally to be
allotted, issued and dealt by the Directors of the
Company pursuant to and in accordance with the
Resolution number 5[A] as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NORTHAM PLATINUM (PTY) LTD
  TICKER:                N/A             CUSIP:     S56540156
  MEETING DATE:          11/6/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Elect Dr. N.J. Dlamini as a Director,                       ISSUER          YES          FOR               FOR
who retire in accordance with the provisions of the
Company's Articles of Association

PROPOSAL #O.2: Elect Ms. E.T. Kgosi as a Director,                         ISSUER          YES          FOR               FOR
who retire in accordance with the provisions of the
Company's Articles of Association

PROPOSAL #O.3: Elect Mr. R. Havenstein as a Director,                      ISSUER          YES          FOR               FOR
 who retire in accordance with the provisions of the
Company's Articles of Association

PROPOSAL #O.4: Approve, in terms of the Article 51 of                      ISSUER          YES          FOR               FOR
 the Company's Articles of Association, the specified
 fees payable to the Non-Executive Directors of the
Company with effect from 01 JUL 2008 as follows:
Board: Board Chairman - ZAR 80,000 per annum; Board
Members - ZAR 40,000 per annum; and Board meeting
attendance fees - ZAR 26,000 per meeting; and Board
appointed Committees: Committee Chairmen - ZAR 30,000
 per annum; Committee Members - ZAR 15,000 per annum;
 and Committee meeting attendance fees - ZAR 10,000
per meeting

PROPOSAL #S.1: Adopt, the draft amended Articles of                        ISSUER          YES          FOR               FOR
Association of Northam Platinum Limited, as
specified, the new Articles of Association of the

PROPOSAL #O.5: Approve to place the authorized but                         ISSUER          YES          FOR               FOR
unissued shares of 1 cent each in the capital of the
Company, other than the 11,550,000 shares reserved
for the purposes of the Northam Share Option Scheme
under the control of the Directors in terms and
subject to the provisions of the Companies Act, and
further, authorize the Directors to allot and issue
all or any of these shares upon such terms and
conditions as they may determine or deem fit, subject
 to the provisions of the Companies Act, 1973 [Act 61
 of 1973], as amended, and the Listings Requirements
of the JSE Limited

PROPOSAL #O.6: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, in terms of the Listings Requirements of the
 JSE Limited [JSE] and subject to the requirements of
 Section 90 of the Companies Act, 1973 [Act 61 of
1973], as amended, to make payments to shareholders
subject to the conditions namely: to make payments to
 shareholders from time to time up to a maximum of
20% of the Company's issued share capital, including
reserves but excluding minority interests, and re-
valuations of assets and intangible assets that are
not supported by a valuation by an independent
professional expert acceptable to the JSE prepared
within the last 6 months, in any 1 FY, measured as at
 the beginning of such FY; [Authority expires the
earlier of the Company's next AGM or 15 months]

PROPOSAL #S.2: Authorize the Company [or one of its                        ISSUER          YES          FOR               FOR
wholly-owned subsidiaries], by way of a general
approval, to acquire the Company's own shares, upon
such terms and conditions and in such amounts as the
Directors may from time to time decide, but subject
to the provisions of the Companies Act, 1973 [Act 61
of 1973], as amended, and the Listings Requirements
of the JSE limited [JSE], and subject further to the
terms and conditions: any acquisition of shares must
be effected through the order book operated by the
JSE trading system and done without any prior
understanding or arrangement between the Company and
the counter-party [reported trades are prohibited];
at any one time, the Company may only appoint 1 agent
 to effect any acquisition; the acquisition of shares
 will not take place during a closed period and will
not affect compliance with the shareholder spread
requirements as laid down by the JSE; an announcement
 shall be published as soon as the Company has
cumulatively acquired 3% of the initial number [the
number of that class of share in issue at the time
that the general authority is granted] of the
relevant class of securities and for each 3% in
aggregate of the initial number of that class
acquired thereafter, containing full details of such
acquisitions; acquisitions of shares by the Company
in aggregate in any 1 FY may not exceed 20% of the
Company's issued share capital as at the date of
passing of this special resolution or 10% of the
Company's issued share capital in the case of an
acquisition of shares in the Company by a subsidiary
of the Company; acquisitions may not be made at a
price greater than 10% above the weighted average of
the market value of the shares for the 5 business
days immediately preceding the date on which the
transaction was effected; [Authority expires the
earlier of the Company's next AGM or 15 months]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOVATEK JT STK CO
  TICKER:                N/A             CUSIP:     669888109
  MEETING DATE:          7/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend, Paragraph 1, Clause 9.23 and                          ISSUER          YES          FOR               FOR
Paragraph 1, Clause 9.30, of Novateks' Charter, as
specefied

PROPOSAL #2.: Amend, Paragraph 1, Clause 3.1 and                           ISSUER          YES          FOR               FOR
Paragraph 1, Clause 8.5 of the general policy of
Novatek's Board of Directors as specefied

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOVATEK JT STK CO
  TICKER:                N/A             CUSIP:     669888109
  MEETING DATE:          10/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the early termination of the                         ISSUER          YES          FOR               FOR
authorities of the Members of Novatek's Board of
Directors

PROPOSAL #2.1: Elect Mr. Andrey Akimov as a Member of                      ISSUER          YES          FOR               FOR
 the Board of Director of Joint Stock Company Novatek

PROPOSAL #2.2: Elect Mr. Burkhard Bergmann as a                            ISSUER          YES          FOR               FOR
Member of the Board of Director of Joint Stock

PROPOSAL #2.3: Elect Mr. Ruben Vardanian as a Member                       ISSUER          YES          FOR               FOR
of the Board of Director of Joint Stock Company

PROPOSAL #2.4: Elect Mr. Mark Gyetvay as a Member of                       ISSUER          YES          FOR               FOR
the Board of Director of Joint Stock Company Novatek

PROPOSAL #2.5: Elect Mr. Vladimir Dmitriev as a                            ISSUER          YES          FOR               FOR
Member of the Board of Director of Joint Stock

PROPOSAL #2.6: Elect Mr. Leonid Mikhelson as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Director of Joint Stock Company

PROPOSAL #2.7: Elect Mr. Alexander Natalenko as a                          ISSUER          YES          FOR               FOR
Member of the Board of Director of Joint Stock
Company Novatek

PROPOSAL #2.8: Elect Mr. Kirill Seleznev as a Member                       ISSUER          YES          FOR               FOR
of the Board of Director of Joint Stock Company

PROPOSAL #2.9: Elect Mr. Ilya Yuzhanov as a Member of                      ISSUER          YES          FOR               FOR
 the Board of Director of Joint Stock Company Novatek

PROPOSAL #3.: Declare a final dividend in respect of                       ISSUER          YES          FOR               FOR
the first half of 2008 at RUB 1.00 per share; and
approve to determine the size, timelines, form and
procedure of paying dividends

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOVATEK JT STK CO
  TICKER:                N/A             CUSIP:     669888109
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Approve the Novatek's 2008 annual                           ISSUER          YES          FOR               FOR
report, annual financial statements, including the
Company's RSA profit and loss statement

PROPOSAL #1.2: Approve to pay a dividend for full                          ISSUER          YES          FOR               FOR
year 2008 at RUB 1.52 per share, to determine the
size, schedule, form and procedure of paying
dividends [net of dividends in the amount of 1 RUB
per one ordinary share paid for first half 2008]

PROPOSAL #2.: Amend Clause 13.3 and Clause 13.4 of                         ISSUER          YES          FOR               FOR
the regulation of NOVATEK's Board of Directors

PROPOSAL #3.1: Elect Mr. Andrey Akimov as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.2: Elect Mr. Burkhard Bergmann as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.3: Elect Mr. Ruben Vardanjan as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Elect Mr. Mark Gyetvay as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.5: Elect Mr. Vladimir Dmitriev as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.6: Elect Mr. Leonid Mikhelson as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #3.7: Elect Mr. Alexander Natalenko as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.8: Elect Mr. Kirill Seleznev as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.9: Elect Mr. Gennady Timchenko as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #4.1: Elect Ms. Maria Konovalova as a Member                      ISSUER          YES          FOR               FOR
 of the Revision Commission of Joint Stock Company
Novatek

PROPOSAL #4.2: Elect Mr. Igor Ryaskov as a Member of                       ISSUER          YES          FOR               FOR
the Revision Commission of Joint Stock Company Novatek

PROPOSAL #4.3: Elect Mr. Sergey Fomichev as a Member                       ISSUER          YES          FOR               FOR
of the Revision Commission of Joint Stock Company
Novatek

PROPOSAL #4.4: Elect Mr. Nikolai Shulikin as a Member                      ISSUER          YES          FOR               FOR
 of the Revision Commission of Joint Stock Company
Novatek

PROPOSAL #5.: Appoint ZAO PricewaterhouseCoopers                           ISSUER          YES          FOR               FOR
Audit as Auditor of OAO Novatek for 2009

PROPOSAL #6.: Approve the remuneration to each Member                      ISSUER          YES          FOR               FOR
 of Joint Stock Company Novatek Board of Directors in
 the amount of 4,000,000 RUB for the period when they
 performed their duties as Board Members, paid in
accordance with Article 13 of the Regulation of OAO
NOVATEK's Board of Directors

PROPOSAL #7.: Approve the remuneration to the Members                      ISSUER          YES          FOR               FOR
 of Joint Stock Company Novatek Revision Commission
in the amount of 1,000,000 RUB for the period when
they performed their duties as Members of OAO
NOVATEK's Revision Commission

PROPOSAL #8.: Approve a related party transaction                          ISSUER          YES          FOR               FOR
[Amend the Natural Gas Transportation Agreement
N22NPtr/k-2004 of 06 OCT 2003 between OAO Gazprom and
 OAO NOVATEK]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOVATEK MICROELECTRONICS CORP
  TICKER:                N/A             CUSIP:     Y64153102
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The report of merger with Cheertek Inc                      ISSUER          NO           N/A               N/A
 [unlisted Company]

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 4.5 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, staff bonus, proposed stock
dividend: 5 shares for 1,000 shares held

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B61.1: Elect United Microelectronics                             ISSUER          YES          FOR               FOR
Corporation/Shareholder No: 1, Representative: Mr.
Chitung Liu as a Director

PROPOSAL #B61.2: Elect United Microelectronics                             ISSUER          YES          FOR               FOR
Corporation/Shareholder No: 1, Representative: Mr.
Bellona Chen as a Director

PROPOSAL #B61.3: Elect Mr. T. S. Ho/Shareholder No: 6                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #B61.4: Elect Mr. Tommy Chen/Shareholder No:                      ISSUER          YES          FOR               FOR
 9 as a Director

PROPOSAL #B61.5: Elect Mr. J. D. Lai/Shareholder No:                       ISSUER          YES          FOR               FOR
19 as a Director

PROPOSAL #B61.6: Elect Mr. Steve Wang/Shareholder No:                      ISSUER          YES          FOR               FOR
 8136 as a Director

PROPOSAL #B61.7: Elect Mr. Max Wu/Id No: D101448375                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #B62.1: Elect Mr. Gina Huang/Shareholder No:                      ISSUER          YES          FOR               FOR
 2021 as a Supervisor

PROPOSAL #B62.2: Elect Hsun Chieh Investment Company,                      ISSUER          YES          FOR               FOR
 Limited/Shareholder No: 18598, Representative: Mr.
Yiwen Hsu as a Supervisor

PROPOSAL #B62.3: Elect Mr. Stanley Chen Id No:                             ISSUER          YES          FOR               FOR
N122723880 as a Supervisor

PROPOSAL #7.: Approve the proposal to release the                          ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #8.: Extraordinary motions                                        ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOVOLIPETSK IRON & STL CORP - NLMK
  TICKER:                N/A             CUSIP:     67011E204
  MEETING DATE:          9/19/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the dividend payment for the                         ISSUER          YES          FOR               FOR
first half of the year 2008 in the amount of RUB 2.00
 per common share in cash

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOVOLIPETSK IRON & STL CORP - NLMK
  TICKER:                N/A             CUSIP:     67011E204
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Approve the Company's 2008 annual                           ISSUER          YES          FOR               FOR
report, annual financial statements and distribution
of profit [including dividend payments] for the 2008

PROPOSAL #1.2: Declare the final dividend for the                          ISSUER          YES          FOR               FOR
year 2008 of RUB 2.0 per share; in view of interim
dividends of RUB 2.0 per share declared for and fully
 paid in the first half of 2008, to pay no dividends
for the second half of 2008

PROPOSAL #2.1: Elect Mr. Oleg Vladimirovich Bagrin as                      ISSUER          YES        AGAINST           AGAINST
 a Member of the Board of Directors of OJSC NLMK

PROPOSAL #2.2: Elect Mr. Bruno Bolfo as a Member of                        ISSUER          YES        AGAINST           AGAINST
the Board of Directors of OJSC NLMK

PROPOSAL #2.3: Elect Mr. Nikolay Alexeevich Gagarin                        ISSUER          YES        AGAINST           AGAINST
as a Member of the Board of Directors of OJSC NLMK

PROPOSAL #2.4: Elect Mr. Dmitry Aronovich Gindin as a                      ISSUER          YES        AGAINST           AGAINST
 Member of the Board of Directors of OJSC NLMK

PROPOSAL #2.5: Elect Mr. Karl Doering as a Member of                       ISSUER          YES          FOR               FOR
the Board of Directors of OJSC NLMK

PROPOSAL #2.6: Elect Mr. Vladimir Sergeevich Lisin as                      ISSUER          YES        AGAINST           AGAINST
 a Member of the Board of Directors of OJSC NLMK

PROPOSAL #2.7: Elect Mr. Randolph Reynolds as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors of OJSC NLMK

PROPOSAL #2.8: Elect Mr. Vladimir Nikolayevich                             ISSUER          YES        AGAINST           AGAINST
Skorokhodov as a Member of the Board of Directors of
OJSC NLMK

PROPOSAL #2.9: Elect Mr. Igor Petrovich Fyodorov as a                      ISSUER          YES        AGAINST           AGAINST
 Member of the Board of Directors of OJSC NLMK

PROPOSAL #3.: Elect Mr. Alexey Alexeevich Lapshin as                       ISSUER          YES          FOR               FOR
a President of the Company [Chairman of the
Management Board]

PROPOSAL #4.1: Elect Ms. Tatyana Vladimirovna                              ISSUER          YES          FOR               FOR
Gorbunova as a Member to the Company's Internal Audit
 Commission

PROPOSAL #4.2: Elect Ms. Liudmila Vladimirovna                             ISSUER          YES          FOR               FOR
Kladienko as a Member to the Company's Internal Audit
 Commission

PROPOSAL #4.3: Elect Ms. Valery Serafimovich Kulikov                       ISSUER          YES          FOR               FOR
as a Member to the Company's Internal Audit Commission

PROPOSAL #4.4: Elect Ms. Larisa Mikhailovna                                ISSUER          YES          FOR               FOR
Ovsiannikova as a Member to the Company's Internal
Audit Commission

PROPOSAL #4.5: Elect Ms. Galina Ivanovna Shipilova as                      ISSUER          YES          FOR               FOR
 a Member to the Company's Internal Audit Commission

PROPOSAL #5.: Appoint CJSC PricewaterhouseCoopers                          ISSUER          YES          FOR               FOR
Audit as the Company's Auditor

PROPOSAL #6.1: Approve the revised version of the                          ISSUER          YES          FOR               FOR
Charter of OJSC NLMK

PROPOSAL #6.2: Approve the revised version of the                          ISSUER          YES          FOR               FOR
regulations on the procedures for holding general
meeting of shareholders [GMS]

PROPOSAL #6.3: Approve the revised version of the                          ISSUER          YES          FOR               FOR
regulations on the Board of Directors of OJSC NLMK

PROPOSAL #6.4: Approve the revised version of the                          ISSUER          YES          FOR               FOR
regulations on the Management of OJSC NLMK

PROPOSAL #7.1: Approve iron ore supply agreement                           ISSUER          YES          FOR               FOR
between OJSC NLMK [the Buyer] and its subsidiary OJSC
 Stoilensky GOK [the supplier]

PROPOSAL #7.2: Approve the Coke Supply Agreement                           ISSUER          YES          FOR               FOR
between OJSC NLMK [the Buyer] and its subsidiary OJSC
 Altai-koks [the supplier]

PROPOSAL #8.: Approve the participation in the                             ISSUER          YES          FOR               FOR
Russian Industrial Employers' Association Association
 of Russian Metals and Mining Industrialists

PROPOSAL #9.: Approve the payment of remuneration to                       ISSUER          YES          FOR               FOR
the Members of the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NTPC LTD
  TICKER:                N/A             CUSIP:     Y6206E101
  MEETING DATE:          9/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited                       ISSUER          YES          FOR               FOR
balance sheet as at 31 MAR 2008, and the profit and
loss account for the FYE on that date together with
report of the Board of Directors and the Auditors
thereon

PROPOSAL #2.: Approve the payment of interim dividend                      ISSUER          YES          FOR               FOR
 and declare final dividend for the year 2007-08

PROPOSAL #3.: Re-appoint Dr. R.K. Pachauri as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Prof. Ashok Misra as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Shri R.C. Shrivastav as a                         ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Approve to fix their remuneration of                         ISSUER          YES          FOR               FOR
the Auditors

PROPOSAL #7.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, pursuant to Section 293(1)(d) and other
applicable provisions, if any, of the Companies Act,
1956, the Articles of Association of the Company and
the requirements of lenders, if any, the consent of
the Company for borrowing, whether by way of term
loan/line of credit/ equipment finance/ project
finance/ bridge loans/ cash credit facilities/ public
 deposits or otherwise from Financial Institutions/
Banks or from public bodies Corporate or from
Government body/ Corporation or Government of India
or by way of external commercial borrowings or from
multilateral/ Bilateral agencies within the India or
abroad or by way of issue of bonds in domestic or
international markets on such terms and conditions
and with or without security as the Board of
Directors may think fit, which together with the
moneys already borrowed by the Company [a part from
the temporary loans obtained from the bankers of the
Company in the ordinary course of business] at any
time shall not exceed in the aggregate INR 1,00,000
crore irrespective of the fact that such aggregate
amount of borrowings outstanding at any one time may
exceed the aggregate for the time being of the paid-
up capital of the Company and its free reserves that
is to say reserves not set apart for any specific
purpose; further resolved that pursuant to the
provision of the Section 293 (1)(a) and other
applicable provisions of the, if any, of the
Companies Act, 1956, the consent of the Company to
mortgage and/or create charge on all or any 1 or more
 of the movable and/or immovable properties or such
other assets of the Company, wheresoever situated,
both present and future, on such terms and conditions
 and at such time or times and in such form or manner
 as it may deem fit, to or on favour of
National/International Financial Institutions/ Banks/
 trustees for the bond holders [in case of issue of
bonds] etc. hereinafter referred to as the lenders to
 secure any term loans/ cash credit facilities/
debentures/ bonds or otherwise, obtained/ to be
obtained from any of the foresaid lenders together
with the interest thereon at the respective agreed
rate(s), compound interest, additional interest,
liquidated damage(s), commitment charge(s), premia on
 prepayment or on redemption, cost, charge(s),
expenses and all other monies payable by the Company
to such lenders under the respective loan/ other
agreement(s) entered/ to be entered in to between the
 Company and the lender(s) in respect of the said
borrowing(s), such security to rank in such manner as
 may be agreed to between the concerned parties and
as may be thought expedient by the Board; and it
shall always be deemed to have been so authorized to
finalize and execute with the lenders/ trustees for
the holders of the bonds, the requisite agreement,
documents, deeds and writings for borrowings and/or
creating the aforesaid mortgage(s) and/or charge(s)
and to do all such other acts, deeds and things as
may be necessary to give effect to the above

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                O A O TATNEFT
  TICKER:                N/A             CUSIP:     670831205
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of                           ISSUER          YES        ABSTAIN           AGAINST
Directors on the result of Company's activities in
2008, and approve the annual report of the Company
for 2008

PROPOSAL #2.: Approve the annual accounting repot,                         ISSUER          YES        ABSTAIN           AGAINST
including profit and loss statement, of the Company
for 2008

PROPOSAL #3.: Approve the profit distribution upon                         ISSUER          YES        ABSTAIN           AGAINST
results of the FY

PROPOSAL #4.: Approve the payment of annual dividends                      ISSUER          YES        ABSTAIN           AGAINST
 on the basis of 2008 results, and the amount of the
dividends, form and timing of payment of dividends

PROPOSAL #5.1: Elect Mr. Azat K Khamaev as a Board of                      ISSUER          YES        ABSTAIN           AGAINST
 Director of OAO Tatneft

PROPOSAL #5.2: Elect Mr. David W Waygood as a Board                        ISSUER          YES        ABSTAIN           AGAINST
of Director of OAO Tatneft

PROPOSAL #5.3: Elect Mr. Maria L Voskresenskaya as a                       ISSUER          YES        ABSTAIN           AGAINST
Board of Director of OAO Tatneft

PROPOSAL #5.4: Elect Mr. Radik R Gaizatullin as a                          ISSUER          YES        ABSTAIN           AGAINST
Board of Director of OAO Tatneft

PROPOSAL #5.5: Elect Mr. Sushovan Ghosh as a Board of                      ISSUER          YES        ABSTAIN           AGAINST
 Director of OAO Tatneft

PROPOSAL #5.6: Elect Mr. Nail G Ibragimov as a Board                       ISSUER          YES        ABSTAIN           AGAINST
of Director of OAO Tatneft

PROPOSAL #5.7: Elect Mr. Vladimir P Lavushchenko as a                      ISSUER          YES        ABSTAIN           AGAINST
 Board of Director of OAO Tatneft

PROPOSAL #5.8: Elect Mr. Nail U Maganov as a Board of                      ISSUER          YES        ABSTAIN           AGAINST
 Director of OAO Tatneft

PROPOSAL #5.9: Elect Mr. Renat K Muslimov as a Board                       ISSUER          YES        ABSTAIN           AGAINST
of Director of OAO Tatneft

PROPOSAL #5.10: Elect Mr. Rinat K Sabirov as a Board                       ISSUER          YES        ABSTAIN           AGAINST
of Director of OAO Tatneft

PROPOSAL #5.11: Elect Mr. Valery Y Sorokin as a Board                      ISSUER          YES        ABSTAIN           AGAINST
 of Director of OAO Tatneft

PROPOSAL #5.12: Elect Mr. Mirgaziyan Z Taziev as a                         ISSUER          YES        ABSTAIN           AGAINST
Board of Director of OAO Tatneft

PROPOSAL #5.13: Elect Mr. Shafagat F Takhautdinov as                       ISSUER          YES        ABSTAIN           AGAINST
a Board of Director of OAO Tatneft

PROPOSAL #5.14: Elect Mr. Rais S Khisamov as a Board                       ISSUER          YES        ABSTAIN           AGAINST
of Director of OAO Tatneft

PROPOSAL #6.1: Elect Mr. Tamara M Vilkova to the                           ISSUER          YES        ABSTAIN           AGAINST
revision Committee the Company

PROPOSAL #6.2: Elect Mr. Nazilya F Galieva to the                          ISSUER          YES        ABSTAIN           AGAINST
revision Committee the Company

PROPOSAL #6.3: Elect Mr. Ferdinand R Galiullin to the                      ISSUER          YES        ABSTAIN           AGAINST
 revision Committee the Company

PROPOSAL #6.4: Elect Mr. Venera G Kuzmina to the                           ISSUER          YES        ABSTAIN           AGAINST
revision Committee the Company

PROPOSAL #6.5: Elect Mr. Nikolai K Lapin to the                            ISSUER          YES        ABSTAIN           AGAINST
revision Committee the Company

PROPOSAL #6.6: Elect Mr. Galina V Malyazina to the                         ISSUER          YES        ABSTAIN           AGAINST
revision Committee the Company

PROPOSAL #6.7: Elect Mr. Liliya R Rakhimzyanova to                         ISSUER          YES        ABSTAIN           AGAINST
the revision Committee the Company

PROPOSAL #6.8: Elect Mr. Alfiya A Sinegaeva to the                         ISSUER          YES        ABSTAIN           AGAINST
revision Committee the Company

PROPOSAL #7.: Approve Energy Consulting/Audit ZAO as                       ISSUER          YES        ABSTAIN           AGAINST
the Company's Auditor

PROPOSAL #8.: Amend the Charter of the Company                             ISSUER          YES        ABSTAIN           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OAO GAZPROM
  TICKER:                OGZPY           CUSIP:     368287207
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVE THE ANNUAL REPORT OF OAO                             ISSUER          YES          FOR             AGAINST
GAZPROM FOR 2008.

PROPOSAL #02: APPROVE THE ANNUAL ACCOUNTING                                ISSUER          YES          FOR             AGAINST
STATEMENTS, INCLUDING THE PROFIT AND LOSS REPORT OF
THE COMPANY BASED ON THE RESULTS OF 2008.

PROPOSAL #03: APPROVE THE DISTRIBUTION OF PROFIT OF                        ISSUER          YES          FOR             AGAINST
THE COMPANY BASED ON THE RESULTS OF 2008.

PROPOSAL #04: APPROVE THE AMOUNT OF, TIME FOR AND                          ISSUER          YES          FOR             AGAINST
FORM OF PAYMENT OF ANNUAL DIVIDENDS ON THE COMPANY'S
SHARES THAT HAVE BEEN PROPOSED BY THE BOARD OF
DIRECTORS OF THE COMPANY.

PROPOSAL #05: APPROVE CLOSED JOINT STOCK COMPANY                           ISSUER          YES          FOR             AGAINST
PRICEWATERHOUSECOOPERS AUDIT AS THE COMPANY'S
EXTERNAL AUDITOR.

PROPOSAL #06: PAY REMUNERATION TO MEMBERS OF THE                           ISSUER          YES        AGAINST           AGAINST
BOARD OF DIRECTORS AND AUDIT COMMISSION OF THE
COMPANY IN THE AMOUNTS RECOMMENDED BY THE BOARD OF
DIRECTORS OF THE COMPANY.

PROPOSAL #G1: APPROVE, IN ACCORDANCE WITH CHAPTER XI                       ISSUER          YES          FOR             AGAINST
OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) REGARDING RECEIPT BY OAO GAZPROM OF FUNDS
IN A MAXIMUM SUM OF 500 MILLION U.S. DOLLARS OR ITS
EQUIVALENT IN RUBLES OR EUROS.

PROPOSAL #G2: APPROVE, IN ACCORDANCE WITH CHAPTER XI                       ISSUER          YES          FOR             AGAINST
OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND SBERBANK OF RUSSIA OAO
REGARDING RECEIPT BY OAO GAZPROM OF FUNDS IN A
MAXIMUM SUM OF 1.5 BILLION U.S. DOLLARS OR ITS
EQUIVALENT IN RUBLES OR EUROS.

PROPOSAL #G3: APPROVE, IN ACCORDANCE WITH CHAPTER XI                       ISSUER          YES          FOR             AGAINST
OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO VTB BANK REGARDING
RECEIPT BY OAO GAZPROM OF FUNDS IN A MAXIMUM SUM OF 1
 BILLION U.S. DOLLARS OR ITS EQUIVALENT IN RUBLES OR

PROPOSAL #8A: ELECTION OF DIRECTOR: AKIMOV ANDREY                          ISSUER          YES        AGAINST           AGAINST
IGOREVICH

PROPOSAL #8B: ELECTION OF DIRECTOR: ANANENKOV                              ISSUER          YES        AGAINST           AGAINST
ALEXANDER GEORGIEVICH

PROPOSAL #8C: ELECTION OF DIRECTOR: BERGMANN BURCKHARD                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #8D: ELECTION OF DIRECTOR: GAZIZULLIN FARIT                       ISSUER          YES        AGAINST           AGAINST
RAFIKOVICH

PROPOSAL #8E: ELECTION OF DIRECTOR: GUSAKOV VLADIMIR                       ISSUER          YES        AGAINST           AGAINST
ANATOLIEVICH

PROPOSAL #8F: ELECTION OF DIRECTOR: ZUBKOV VIKTOR                          ISSUER          YES        AGAINST           AGAINST
ALEXEEVICH

PROPOSAL #8G: ELECTION OF DIRECTOR: KARPEL ELENA                           ISSUER          YES        AGAINST           AGAINST
EVGENIEVNA

PROPOSAL #8H: ELECTION OF DIRECTOR: MAKAROV ALEXEY                         ISSUER          YES        AGAINST           AGAINST
ALEXANDROVICH

PROPOSAL #8I: ELECTION OF DIRECTOR: MILLER ALEXEY                          ISSUER          YES        AGAINST           AGAINST
BORISOVICH

PROPOSAL #8J: ELECTION OF DIRECTOR: MUSIN VALERY                           ISSUER          YES          FOR             AGAINST
ABRAMOVICH

PROPOSAL #8K: ELECTION OF DIRECTOR: NABIULLINA ELVIRA                      ISSUER          YES        AGAINST           AGAINST
 SAKHIPZADOVNA

PROPOSAL #8L: ELECTION OF DIRECTOR: NIKOLAEV VIKTOR                        ISSUER          YES        AGAINST           AGAINST
VASILIEVICH

PROPOSAL #8M: ELECTION OF DIRECTOR: PETROV YURY                            ISSUER          YES        AGAINST           AGAINST
ALEXANDROVICH

PROPOSAL #8N: ELECTION OF DIRECTOR: SEREDA MIKHAIL                         ISSUER          YES        AGAINST           AGAINST
LEONIDOVICH

PROPOSAL #8O: ELECTION OF DIRECTOR: FORESMAN ROBERT                        ISSUER          YES        AGAINST           AGAINST
MARK

PROPOSAL #8P: ELECTION OF DIRECTOR: FORTOV VLADIMIR                        ISSUER          YES        AGAINST           AGAINST
EVGENIEVICH

PROPOSAL #8Q: ELECTION OF DIRECTOR: SHMATKO SERGEY                         ISSUER          YES        AGAINST           AGAINST
IVANOVICH

PROPOSAL #8R: ELECTION OF DIRECTOR: YUSUFOV IGOR                           ISSUER          YES        AGAINST           AGAINST
KHANUKOVICH

PROPOSAL #J1: ELECT ARKHIPOV DMITRY ALEXANDROVICH TO                       ISSUER          YES          FOR             AGAINST
THE AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J2: ELECT BIKULOV VADIM KASYMOVICH TO THE                        ISSUER          YES          FOR             AGAINST
AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J3: ELECT ISHUTIN RAFAEL VLADIMIROVICH TO                        ISSUER          YES          FOR             AGAINST
THE AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J4: ELECT KOBZEV ANDREY NIKOLAEVICH TO THE                       ISSUER          YES          FOR             AGAINST
AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J5: ELECT LOBANOVA NINA VLADISLAVOVNA TO                         ISSUER          YES          FOR             AGAINST
THE AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J6: ELECT MIKHAILOVA SVETLANA SERGEEVNA TO                       ISSUER          YES          FOR             AGAINST
THE AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J7: ELECT NOSOV YURY STANISLAVOVICH TO THE                       ISSUER          YES        AGAINST           AGAINST
AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J8: ELECT OZEROV SERGEY MIKHAILOVICH TO THE                      ISSUER          YES        AGAINST           AGAINST
 AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J9: ELECT TIKHONOVA MARIYA GENNADIEVNA TO                        ISSUER          YES        AGAINST           AGAINST
THE AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J10: ELECT TULINOVA OLGA ALEXANDROVNA TO                         ISSUER          YES        AGAINST           AGAINST
THE AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J11: ELECT SHUBIN YURY IVANOVICH TO THE                          ISSUER          YES        AGAINST           AGAINST
AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #004: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND STATE CORPORATION BANK FOR
DEVELOPMENT AND FOREIGN ECONOMIC AFFAIRS
(VNESHECONOMBANK) REGARDING RECEIPT BY OAO GAZPROM OF
 FUNDS IN A MAXIMUM SUM OF 6 BILLION U.S. DOLLARS OR
ITS EQUIVALENT IN RUBLES OR EUROS.

PROPOSAL #005: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO ROSSELKHOZBANK REGARDING
RECEIPT BY OAO GAZPROM OF FUNDS IN A MAXIMUM SUM OF
1.5 BILLION U.S. DOLLARS OR ITS EQUIVALENT IN RUBLES
OR EUROS.

PROPOSAL #006: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM:
TRANSACTIONS BETWEEN OAO GAZPROM AND GAZPROMBANK
(OPEN JOINT STOCK COMPANY), TO BE ENTERED INTO
PURSUANT TO A LOAN FACILITY AGREEMENT BETWEEN OAO
GAZPROM AND THE BANK, INVOLVING RECEIPT BY OAO
GAZPROM OF FUNDS IN A MAXIMUM SUM OF 25 BILLION

PROPOSAL #007: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM:
TRANSACTIONS BETWEEN OAO GAZPROM AND SBERBANK OF
RUSSIA OAO, TO BE ENTERED INTO PURSUANT TO A LOAN
FACILITY AGREEMENT BETWEEN OAO GAZPROM AND THE BANK,
INVOLVING RECEIPT BY OAO GAZPROM OF FUNDS IN A
MAXIMUM SUM OF 17 BILLION RUBLES.

PROPOSAL #008: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM:
TRANSACTIONS BETWEEN OAO GAZPROM AND ZAO
GAZENERGOPROMBANK, TO BE ENTERED INTO PURSUANT TO A
LOAN FACILITY AGREEMENT BETWEEN OAO GAZPROM AND THE
BANK, INVOLVING RECEIPT BY OAO GAZPROM OF FUNDS IN A
MAXIMUM SUM OF 100 MILLION U.S. DOLLARS.

PROPOSAL #009: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM:
TRANSACTIONS BETWEEN OAO GAZPROM AND OAO VTB BANK, TO
 BE ENTERED INTO PURSUANT TO A LOAN FACILITY
AGREEMENT BETWEEN OAO GAZPROM AND THE BANK, INVOLVING
 RECEIPT BY OAO GAZPROM OF FUNDS IN A MAXIMUM SUM OF

PROPOSAL #010: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) PURSUANT TO WHICH GAZPROMBANK (OPEN JOINT
STOCK COMPANY) WILL, UPON THE TERMS AND CONDITIONS
ANNOUNCED BY IT, ACCEPT AND CREDIT FUNDS TRANSFERRED
TO ACCOUNTS OPENED BY OAO GAZPROM AND CONDUCT
OPERATIONS THROUGH THE ACCOUNTS.

PROPOSAL #011: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND SBERBANK OF RUSSIA OAO
PURSUANT TO WHICH SBERBANK OF RUSSIA OAO WILL, UPON
THE TERMS AND CONDITIONS ANNOUNCED BY IT, ACCEPT AND
CREDIT FUNDS TRANSFERRED TO ACCOUNTS OPENED BY OAO
GAZPROM AND CONDUCT OPERATIONS THROUGH THE ACCOUNTS
IN ACCORDANCE WITH OAO GAZPROM'S INSTRUCTIONS.

PROPOSAL #012: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZENERGOPROMBANK
PURSUANT TO WHICH ZAO GAZENERGOPROMBANK WILL, UPON
THE TERMS AND CONDITIONS ANNOUNCED BY IT, ACCEPT AND
CREDIT FUNDS TRANSFERRED TO ACCOUNTS OPENED BY OAO
GAZPROM AND CONDUCT OPERATIONS THROUGH THE ACCOUNTS
IN ACCORDANCE WITH OAO GAZPROM'S INSTRUCTIONS.

PROPOSAL #013: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO VTB BANK PURSUANT TO
WHICH OAO VTB BANK WILL, UPON THE TERMS AND
CONDITIONS ANNOUNCED BY IT, ACCEPT AND CREDIT FUNDS
TRANSFERRED TO ACCOUNTS OPENED BY OAO GAZPROM AND
CONDUCT OPERATIONS THROUGH THE ACCOUNTS IN ACCORDANCE
 WITH OAO GAZPROM'S INSTRUCTIONS.

PROPOSAL #014: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) PURSUANT TO WHICH THE BANK WILL PROVIDE
SERVICES TO OAO GAZPROM MAKING USE OF THE BANK -
CLIENT ELECTRONIC PAYMENTS SYSTEM.

PROPOSAL #015: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND SBERBANK OF RUSSIA OAO
PURSUANT TO WHICH SBERBANK OF RUSSIA OAO WILL PROVIDE
 SERVICES TO OAO GAZPROM MAKING USE OF THE CLIENT -
SBERBANK ELECTRONIC PAYMENTS SYSTEM.

PROPOSAL #016: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZENERGOPROMBANK
PURSUANT TO WHICH ZAO GAZENERGOPROMBANK WILL PROVIDE
SERVICES TO OAO GAZPROM MAKING USE OF THE BANK -
CLIENT ELECTRONIC PAYMENTS.

PROPOSAL #017: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO VTB BANK PURSUANT TO
WHICH OAO VTB BANK WILL PROVIDE SERVICES TO OAO
GAZPROM MAKING USE OF THE BANK - CLIENT ELECTRONIC
PAYMENTS SYSTEM.

PROPOSAL #018: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: FOREIGN
CURRENCY PURCHASE / SALE TRANSACTIONS BETWEEN OAO
GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK COMPANY),
TO BE ENTERED INTO UNDER THE GENERAL AGREEMENT ON THE
 CONDUCT OF CONVERSION OPERATIONS BETWEEN OAO GAZPROM
 AND THE BANK DATED AS OF SEPTEMBER 12, 2006, NO.
3446, IN A MAXIMUM SUM OF 500 MILLION U.S. DOLLARS OR
 ITS EQUIVALENT IN RUBLES, EUROS OR OTHER CURRENCY
FOR EACH TRANSACTION.

PROPOSAL #019: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND  GAZPROMBANK (OPEN JOINT
STOCK COMPANY) PURSUANT TO WHICH OAO GAZPROM WILL
GRANT SURETYSHIPS TO SECURE PERFORMANCE OF OAO
GAZPROM'S SUBSIDIARIES' OBLIGATIONS TO GAZPROMBANK
(OPEN JOINT STOCK COMPANY).

PROPOSAL #020: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND SBERBANK OF RUSSIA OAO
PURSUANT TO WHICH OAO GAZPROM WILL GRANT SURETYSHIPS
TO SECURE PERFORMANCE OF OAO GAZPROM'S SUBSIDIARIES'
OBLIGATIONS TO SBERBANK OF RUSSIA OAO.

PROPOSAL #021: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) PURSUANT TO WHICH OAO GAZPROM WILL GRANT
SURETYSHIPS TO SECURE PERFORMANCE OF OAO GAZPROM'S
SUBSIDIARIES' OBLIGATIONS TO GAZPROMBANK (OPEN JOINT
STOCK COMPANY).

PROPOSAL #022: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENT
BETWEEN OAO GAZPROM AND NORD STREAM AG PURSUANT TO
WHICH OAO GAZPROM WILL ISSUE A GUARANTEE (SURETYSHIP)
 TO NORD STREAM AG TO SECURE PERPORMANCE OF OOO
GAZPROM EXPORT'S OBLIGATIONS UNDER A GAS
TRANSPORTATION AGREEMENT BETWEEN NORD STREAM AG AND
OOO GAZPROM EXPORT.

PROPOSAL #023: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENT
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) PURSUANT TO WHICH GAZPROMBANK (OPEN JOINT
STOCK COMPANY) UNDERTAKES UNDER INSTRUCTIONS OF OAO
GAZPROM.

PROPOSAL #024: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO BELTRANSGAZ PURSUANT TO
WHICH OAO GAZPROM WILL GRANT OAO BELTRANSGAZ
TEMPORARY POSSESSION AND USE OF THE FACILITIES OF THE
 YAMAL - EUROPE TRUNK GAS PIPELINE SYSTEM AND RELATED
 SERVICE EQUIPMENT.

PROPOSAL #025: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROMREGIONGAZ PURSUANT
 TO WHICH OAO GAZPROM WILL GRANT OAO GAZPROMREGIONGAZ
 TEMPORARY POSSESSION AND USE OF THE PROPERTY COMPLEX
 OF THE GAS DISTRIBUTION SYSTEM.

PROPOSAL #026: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZPROM NEFT ORENBURG
PURSUANT TO WHICH OAO GAZPROM WILL GRANT ZAO GAZPROM
NEFT ORENBURG TEMPORARY POSSESSION AND USE OF THE
WELLS AND DOWNHOLE AND ABOVE-GROUND WELL EQUIPMENT.

PROPOSAL #027: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROMTRUBINVEST
PURSUANT TO WHICH OAO GAZPROM WILL GRANT OAO
GAZPROMTRUBINVEST TEMPORARY POSSESSION AND USE OF THE
 BUILDING AND EQUIPMENT OF A TUBING AND CASING
MANUFACTURING FACILITY.

PROPOSAL #028: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO LAZURNAYA PURSUANT TO
WHICH OAO GAZPROM WILL GRANT OAO LAZURNAYA TEMPORARY
POSSESSION AND USE OF THE PROPERTY OF THE FIRST AND
SECOND UNITS OF THE LAZURNAYA PEAK HOTEL COMPLEX.

PROPOSAL #029: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND DOAO TSENTRENERGOGAZ OF OAO
GAZPROM PURSUANT WHICH OAO GAZPROM WILL GRANT DOAO
TSENTRENERGOGAZ OF OAO GAZPROM.

PROPOSAL #030: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO GAZPROMTRANS PURSUANT TO
WHICH OAO GAZPROM WILL GRANT OOO GAZPROMTRANS
TEMPORARY POSSESSION AND USE OF THE INFRASTRUCTURE
FACILITIES OF THE RAILWAY STATIONS OF THE SURGUTSKIY
CONDENSATE STABILIZATION PLANT.

PROPOSAL #031: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO GAZPROMTRANS PURSUANT TO
WHICH OAO GAZPROM WILL GRANT OOO GAZPROMTRANS
TEMPORARY POSSESSION AND USE OF METHANOL TANK CARS
FOR A PERIOD OF NOT MORE THAN 5 YEARS AND OOO
GAZPROMTRANS WILL MAKE PAYMENT FOR USING SUCH
PROPERTY IN A MAXIMUM SUM OF 190 MILLION RUBLES.

PROPOSAL #032: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO TSENTRGAZ PURSUANT TO
WHICH OAO GAZPROM WILL GRANT OAO TSENTRGAZ TEMPORARY
POSSESSION AND USE OF THE FACILITIES OF A
PREVENTATIVE CLINIC THAT ARE SITUATED IN THE TULSKAYA
 REGION, SHCHOKINSKIY DISTRICT, TOWNSHIP OF GRUMANT,
FOR A PERIOD OF NOT MORE THAN 12 MONTHS AND OAO
TSENTRGAZ WILL MAKE PAYMENT FOR USING SUCH PROPERTY
IN A MAXIMUM SUM OF 24.1 MILLION RUBLES.

PROPOSAL #033: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO DRUZHBA PURSUANT TO WHICH
 OAO GAZPROM WILL GRANT OAO DRUZHBA TEMPORARY
POSSESSION AND USE OF THE FACILITIES OF DRUZHBA
VACATION CENTER.

PROPOSAL #034: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT
TO WHICH OAO GAZPROM WILL GRANT OAO GAZPROM PROMGAZ
TEMPORARY POSSESSION AND USE OF EXPERIMENTAL
PROTOTYPES OF GAS-USING EQUIPMENT.

PROPOSAL #035: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) PURSUANT TO WHICH OAO GAZPROM WILL GRANT
GAZPROMBANK (OPEN JOINT STOCK COMPANY) TEMPORARY
POSSESSION AND USE OF THE NON-RESIDENTIAL PREMISES IN
 A BUILDING.

PROPOSAL #036: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SALAVATNEFTEORGSINTEZ
PURSUANT TO WHICH OAO GAZPROM WILL GRANT OAO
SALAVATNEFTEORGSINTEZ TEMPORARY POSSESSION AND USE OF
 THE GAS CONDENSATE PIPELINE RUNNING FROM THE
KARACHAGANAKSKOYE GAS CONDENSATE FIELD TO THE
ORENBURGSKIY GAS REFINERY.

PROPOSAL #037: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO VOSTOKGAZPROM PURSUANT TO
 WHICH OAO GAZPROM WILL GRANT OAO VOSTOKGAZPROM
TEMPORARY POSSESSION AND USE OF AN M-468R SPECIAL-
PURPOSE COMMUNICATIONS INSTALLATION.

PROPOSAL #038: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO GAZPROM EXPORT PURSUANT
TO WHICH OAO GAZPROM WILL GRANT OOO GAZPROM EXPORT
TEMPORARY POSSESSION AND USE OF AN M-468R SPECIAL-
PURPOSE COMMUNICATIONS INSTALLATION.

PROPOSAL #039: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM NEFT PURSUANT TO
WHICH OAO GAZPROM WILL GRANT OAO GAZPROM NEFT
TEMPORARY POSSESSION AND USE OF AN M-468R SPECIAL-
PURPOSE COMMUNICATIONS INSTALLATION.

PROPOSAL #040: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM SPACE SYSTEMS
PURSUANT TO WHICH OAO GAZPROM WILL GRANT OAO GAZPROM
SPACE SYSTEMS TEMPORARY POSSESSION AND USE OF AN ERP
SOFTWARE AND HARDWARE SOLUTION, SYSTEM FOR MANAGING
OAO GAZPROM'S PROPERTY AND OTHER ASSETS AT OAO GAZCOM
 LEVEL (ERP).

PROPOSAL #041: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO YAMALGAZINVEST PURSUANT
TO WHICH OAO GAZPROM WILL GRANT ZAO YAMALGAZINVEST
TEMPORARY POSSESSION AND USE OF AN ERP SOFTWARE AND
HARDWARE SOLUTION, SYSTEM FOR MANAGING OAO GAZPROM'S
PROPERTY AND OTHER ASSETS AT ZAO YAMALGAZINVEST LEVEL
 (ERP).

PROPOSAL #042: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZTELECOM PURSUANT TO
WHICH OAO GAZPROM WILL GRANT ZAO GAZTELECOM TEMPORARY
 POSSESSION AND USE OF COMMUNICATIONS FACILITIES
WITHIN THE COMPOSITION OF BUILDINGS, COMMUNICATIONS
LINES, COMMUNICATIONS NETWORKS, CABLE DUCT SYSTEMS
AND EQUIPMENT.

PROPOSAL #043: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO TSENTRCASPNEFTEGAZ
PURSUANT TO WHICH OAO GAZPROM WILL EXTEND TO OOO
TSENTRCASPNEFTEGAZ LONG-TERM LOANS IN AN AGGREGATE
MAXIMUM SUM OF 12.6 BILLION RUBLES FOR THE PURPOSE OF
 DEVELOPMENT BY IT IN 2009-2011 OF THE TSENTRALNAYA
GEOLOGICAL STRUCTURE.

PROPOSAL #044: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) PURSUANT TO WHICH THE BANK WILL ISSUE
GUARANTEES TO THE RUSSIAN FEDERATION'S CUSTOMS
AUTHORITIES WITH RESPECT TO THE OBLIGATIONS OF OAO
GAZPROM AS A CUSTOMS BROKER TO PAY CUSTOMS PAYMENTS
AND EVENTUAL INTEREST AND PENALTIES.

PROPOSAL #045: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO
 WHICH OAO GAZPROM WILL DELIVER AND OOO MEZHREGIONGAZ
 WILL ACCEPT (OFF-TAKE) GAS IN AN AMOUNT OF NOT MORE
THAN 300 BILLION CUBIC METERS, DELIVERABLE MONTHLY,
AND WILL PAY FOR GAS A MAXIMUM SUM OF 886.9 BILLION
RUBLES.

PROPOSAL #046: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO
 WHICH OOO MEZHREGIONGAZ UNDERTAKES UNDER
INSTRUCTIONS OF OAO GAZPROM AND FOR A FEE OF NOT MORE
 THAN 200 MILLION RUBLES, IN ITS OWN NAME.

PROPOSAL #047: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO
 WHICH OOO MEZHREGIONGAZ WILL DELIVER AND OAO GAZPROM
 WILL ACCEPT (OFF-TAKE) GAS PURCHASED BY OOO
MEZHREGIONGAZ FROM INDEPENDENT ENTITIES, IN AN AMOUNT
 OF NOT MORE THAN 21.9 BILLION CUBIC METERS FOR A
MAXIMUM SUM OF 70 BILLION RUBLES.

PROPOSAL #048: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO GAZPROM EXPORT PURSUANT
TO WHICH OOO GAZPROM EXPORT UNDERTAKES UNDER
INSTRUCTIONS OF OAO GAZPROM AND FOR A FEE OF NOT MORE
 THAN 55 MILLION RUBLES, IN ITS OWN NAME.

PROPOSAL #049: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO
 WHICH OAO GAZPROM WILL DELIVER AND OOO MEZHREGIONGAZ
 WILL ACCEPT (OFF-TAKE) GAS PURCHASED BY OAO GAZPROM
FROM OAO LUKOIL AND STORED IN UNDERGROUND GAS STORAGE
 FACILITIES.

PROPOSAL #050: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO NORTHGAS PURSUANT TO
WHICH ZAO NORTHGAS WILL DELIVER AND OAO GAZPROM WILL
ACCEPT (OFF-TAKE) GAS IN AN AMOUNT OF NOT MORE THAN
4.8 BILLION CUBIC METERS, DELIVERABLE MONTHLY, AND
WILL PAY FOR GAS A MAXIMUM SUM OF 4 BILLION RUBLES.

PROPOSAL #051: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SEVERNEFTEGAZPROM
PURSUANT TO WHICH OAO SEVERNEFTEGAZPROM WILL DELIVER
AND OAO GAZPROM WILL ACCEPT (OFF-TAKE) GAS IN AN
AMOUNT OF NOT MORE THAN 24.2 BILLION CUBIC METERS AND
 WILL PAY FOR GAS A MAXIMUM SUM OF 23 BILLION RUBLES.

PROPOSAL #052: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZPROM NEFT ORENBURG
PURSUANT TO WHICH ZAO GAZPROM NEFT ORENBURG WILL
DELIVER AND OAO GAZPROM WILL ACCEPT (OFF-TAKE)
UNSTABLE CRUDE OIL IN AN AMOUNT OF NOT MORE THAN 650
THOUSAND TONS AND WILL PAY FOR CRUDE OIL A MAXIMUM
SUM OF 5.3 BILLION RUBLES.

PROPOSAL #053: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SIBUR HOLDING PURSUANT TO
 WHICH OAO SIBUR HOLDING WILL DELIVER AND OAO GAZPROM
 WILL ACCEPT (OFF-TAKE) DRY STRIPPED GAS PROCESSED AT
 GAS REFINING COMPLEXES IN AN AMOUNT OF NOT MORE THAN
 4.5 BILLION CUBIC METERS AND WILL PAY FOR GAS A
MAXIMUM SUM OF 5.1 BILLION RUBLES.

PROPOSAL #054: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SIBUR HOLDING PURSUANT TO
 WHICH OAO GAZPROM WILL SELL AND OAO SIBUR HOLDING
WILL BUY ETHANE FRACTION IN A TOTAL AMOUNT OF 4.885
MILLION TONS FOR A MAXIMUM SUM OF 33.707 BILLION

PROPOSAL #055: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENT
BETWEEN OAO GAZPROM AND OAO SIBUR HOLDING PURSUANT TO
 WHICH OAO SIBUR HOLDING UNDERTAKES UNDER
INSTRUCTIONS OF OAO GAZPROM AND FOR A FEE OF NOT MORE
 THAN 30 MILLION RUBLES. ALL AS MORE FULLY DESCRIBED
IN THE PROXY STATEMENT.

PROPOSAL #056: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SIBUR HOLDING PURSUANT TO
 WHICH OAO GAZPROM WILL PROVIDE SERVICES RELATED TO
ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL
AMOUNT OF NOT MORE THAN 1.2 BILLION CUBIC METERS AND
OAO SIBUR HOLDING WILL PAY FOR THE SERVICES RELATED
TO ARRANGING FOR THE TRANSPORTATION OF GAS VIA TRUNK
GAS PIPELINES A MAXIMUM SUM OF 1 BILLION RUBLES.

PROPOSAL #057: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO TOMSKGAZPROM PURSUANT TO
WHICH OAO GAZPROM WILL PROVIDE SERVICES RELATED TO
ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL
AMOUNT OF NOT MORE THAN 3 BILLION CUBIC METERS AND
OAO SIBUR HOLDING WILL PAY FOR THE SERVICES RELATED
TO ARRANGING FOR THE TRANSPORTATION OF GAS VIA TRUNK
GAS PIPELINE A MAXIMUM SUM OF 1.2 BILLION RUBLES.

PROPOSAL #058: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO
 WHICH OAO GAZPROM WILL PROVIDE SERVICES RELATED TO
ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL
AMOUNT OF NOT MORE THAN 45 BILLION CUBIC METERS
ACROSS THE TERRITORY OF THE RUSSIAN FEDERATION, CIS
COUNTRIES AND BALTIC STATES AND WILL PAY FOR THE
SERVICES RELATEDT TO ARRANGING FOR TRANSPORTATION OF
GAS VIA TRUNK GAS PIPELINES A MAXIMUM SUM OF 70

PROPOSAL #059: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM NEFT PURSUANT TO
WHICH OAO GAZPROM WILL PROVIDE SERVICES RELATED TO
ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL
AMOUNT OF NOT MORE THAN 3.8 BILLION CUBIC METERS AND
OAO GAZPROM NEFT WILL PAY FOR THE SERVICES RELATED TO
 ARRANGING FOR TRANSPORTATION OF GAS VIA TRUNK GAS
PIPELINES A MAXIMUM SUM OF 2.62 BILLION RUBLES.

PROPOSAL #060: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO NOVATEK PURSUANT TO WHICH
 OAO GAZPROM WILL PROVIDE SERVICES RELATED TO
ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL
AMOUNT OF NOT MORE THAN 45 BILLION CUBIC METERS OAO
NOVATEK WILL PAY FOR THE SERVICES ARRANGING FOR THE
TRANSPORTATION OF GAS VIA TRUNK GAS PIPELINES A
MAXIMUM SUM OF 60 BILLION RUBLES.

PROPOSAL #061: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO NOVATEK PURSUANT TO WHICH
 OAO GAZPROM WILL PROVIDE SERVICES RELATED TO
ARRANGING FOR THE INJECTION INTO AND STORAGE IN
UNDERGROUND GAS STORAGE FACILITIES OF GAS OWNED BY
OAO NOVATEK IN AN AMOUNT OF NOT MORE THAN 1 BILLION

PROPOSAL #062: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND A/S LATVIJAS GAZE PURSUANT TO
 WHICH OAO GAZPROM WILL SELL AND A/S LATVIJAS GAZE
WILL PURCHASE GAS. ALL AS MORE FULLY DESCRIBED IN THE
 PROXY STATEMENT.

PROPOSAL #063: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND AB LIETUVOS DUJOS PURSUANT TO
 WHICH OAO GAZPROM WILL SELL AND AB LIETUVOS DUJOS
WILL PURCHASE GAS. ALL AS MORE FULLY DESCRIBED IN THE
 PROXY STATEMENT.

PROPOSAL #064: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND UAB KAUNO TERMOFIKACIJOS
ELEKTRINE PURSUANT TO WHICH OAO GAZPROM WILL SELL AND
 UAB KAUNO TERMOFIKACIJOS ELEKTRINE WILL PURCHASE
GAS. ALL AS MORE FULLY DESCRIBED IN THE PROXY

PROPOSAL #065: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND MOLDOVAGAZ S.A. PURSUANT TO
WHICH OAO GAZPROM WILL DELIVER AND MOLDOVAGAZ S.A.
WILL ACCEPT (OFF-TAKE) IN 2010 GAS IN AN AMOUNT OF
NOT MORE THAN 3.9 BILLION CUBIC METERS AND WILL PAY
FOR GAS A MAXIMUM SUM OF 1.33 BILLION U.S. DOLLARS.

PROPOSAL #066: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND MOLDOVAGAZ S.A. PURSUANT TO
WHICH IN 2010 MOLDOVAGAZ S.A. WILL PROVIDE SERVICES
RELATED TO THE TRANSPORTATION OF GAS IN TRANSIT MODE
ACROSS THE TERRITORY OF THE REPUBLIC OF MOLDOVA.

PROPOSAL #067: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND KAZROSGAZ LLP PURSUANT TO
WHICH KAZROSGAZ LLP WILL SELL AND OAO GAZPROM WILL
PURCHASE IN 2010 GAS IN AN AMOUNT OF NOT MORE THAN
1.2 BILLION CUBIC METERS FOR A MAXIMUM SUM OF 150
MILLION U.S. DOLLARS.

PROPOSAL #068: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND KAZROSGAZ LLP PURSUANT TO
WHICH IN 2010 OAO GAZPROM WILL PROVIDE SERVICES
RELATED TO THE TRANSPORTATION ACROSS THE TERRITORY OF
 THE RUSSIAN FEDERATION OF GAS OWNED BY KAZROSGAZ LLP.

PROPOSAL #069: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO BELTRANSGAZ PURSUANT TO
WHICH OAO GAZPROM WILL SELL AND OAO BELTRANSGAZ WILL
PURCHASE IN 2010 GAS IN AN AMOUNT OF NOT MORE THAN
22.1 BILLION CUBIC METERS FOR A MAXIMUM SUM OF 4.42
BILLION U.S. DOLLARS.

PROPOSAL #070: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO GAZPROMTRANS PURSUANT TO
WHICH OOO GAZPROMTRANS UNDERTAKES, USING IN-HOUSE
AND/OR OUTSIDE PERSONNEL AND RESOURCES, TO PERFORM IN
 ACCORDANCE WITH INSTRUCTIONS FROM OAO GAZPROM.

PROPOSAL #071: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZPROM INVEST YUG
PURSUANT TO WHICH ZAO GAZPROM INVEST YUG UNDERTAKES,
USING IN-HOUSE AND/OR OUTSIDE PERSONNEL AND
RESOURCES, TO PERFORM IN ACCORDANCE WITH INSTRUCTIONS
 FROM OAO GAZPROM.

PROPOSAL #072: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO YAMALGAZINVEST PURSUANT
TO WHICH ZAO YAMALGAZINVEST UNDERTAKES, USING IN-
HOUSE AND/OR OUTSIDE PERSONNEL AND RESOURCES, TO
PERFORM IN ACCORDANCE WITH INSTRUCTIONS FROM OAO

PROPOSAL #073: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM SPACE SYSTEMS
PURSUANT TO WHICH OAO GAZPROM SPACE SYSTEMS
UNDERTAKES, DURING THE PERIOD FROM JULY 1, 2009 TO
DECEMBER 31, 2010, IN ACCORDANCE WITH INSTRUCTIONS
FROM OAO GAZPROM.

PROPOSAL #074: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO YAMALGAZINVEST PURSUANT
TO WHICH ZAO YAMALGAZINVEST UNDERTAKES, DURING THE
PERIOD FROM JULY 1, 2009 TO DECEMBER 31, 2010, IN
ACCORDANCE WITH INSTRUCTIONS FROM OAO GAZPROM.

PROPOSAL #075: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZPROM NEFT ORENBURG
PURSUANT TO WHICH ZAO GAZPROM NEFT ORENBURG
UNDERTAKES, DURING THE PERIOD FROM JULY 1, 2009 TO
DECEMBER 31, 2010, IN ACCORDANCE WITH INSTRUCTIONS
FROM OAO GAZPROM.

PROPOSAL #076: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZPROM INVEST YUG
PURSUANT TO WHICH ZAO GAZPROM INVEST YUG UNDERTAKES,
DURING THE PERIOD FROM JULY 1, 2009 TO DECEMBER 31,
2010, IN ACCORDANCE WITH INSTRUCTIONS FROM OAO

PROPOSAL #077: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO GAZPROMTRANS PURSUANT TO
WHICH OOO GAZPROMTRANS UNDERTAKES, DURING THE PERIOD
FROM JULY 1, 2009 TO DECEMBER 31, 2010, IN ACCORDANCE
 WITH INSTRUCTIONS FROM OAO GAZPROM.

PROPOSAL #078: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZTELECOM PURSUANT TO
WHICH ZAO GAZTELECOM UNDERTAKES, DURING THE PERIOD
FROM JULY 1, 2009 TO DECEMBER 31, 2010, IN ACCORDANCE
 WITH INSTRUCTIONS FROM OAO GAZPROM.

PROPOSAL #079: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO FEDERAL RESEARCH AND
PRODUCTION CENTER NEFTEGAZAEROCOSMOS PURSUANT TO
WHICH ZAO FEDERAL RESEARCH AND PRODUCTION CENTER
NEFTEGAZAEROCOSMOS UNDERTAKES, DURING THE PERIOD FROM
 JULY 1, 2009 TO DECEMBER 31, 2010.

PROPOSAL #080: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ. ALL AS MORE FULLY
DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #081: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, IN THE EVENT THAT HARM IS
CAUSED TO THE LIFE, HEALTH OR PROPERTY OF OTHER
PERSONS OR TO THE ENVIRONMENT AS A RESULT OF AN
EMERGENCY OR INCIDENT THAT OCCURS, AMONGST OTHER

PROPOSAL #082: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, IN THE EVENT THAT HARM IS
CAUSED TO THE LIFE OR HEALTH OF OAO GAZPROM'S
EMPLOYEES (INSURED PERSONS).

PROPOSAL #083: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, WHENEVER EMPLOYEES OF OAO
GAZPROM OR MEMBERS OF THEIR FAMILIES OR NON-WORKING
RETIRED FORMER EMPLOYEES OF OAO GAZPROM OR MEMBERS OF
 THEIR FAMILIES (INSURED PERSONS WHO ARE

PROPOSAL #084: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, WHENEVER EMPLOYEES OF OAO
GAZPROM AVTOPREDPRIYATIE, A BRANCH OF OAO GAZPROM, OR
 MEMBERS OF THEIR FAMILIES OR NON-WORKING RETIRED
FORMER EMPLOYEES OF OAO GAZPROM AVTOPREDPRIYATIE.

PROPOSAL #085: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, IN THE EVENT THAT OAO GAZPROM,
ACTING IN ITS CAPACITY AS CUSTOMS BROKER, INCURS
LIABILITY AS A RESULT OF ANY HARM HAVING BEEN CAUSED
TO THE PROPERTY OF THIRD PERSONS.

PROPOSAL #086: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, WHENEVER HARM (DAMAGE OR
DESTRUCTION) IS CAUSED TO A TRANSPORTATION VEHICLE
OWNED BY OAO GAZPROM. ALL AS MORE FULLY DESCRIBED IN
THE PROXY STATEMENT.

PROPOSAL #087: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENT
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, IN THE EVENT. ALL AS MORE FULLY
 DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #088: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO VOSTOKGAZPROM, OAO
GAZPROM PROMGAZ, OAO GAZPROMREGIONGAZ, OOO GAZPROM
EXPORT, OAO GAZPROM SPACE SYSTEMS, OOO GAZPROMTRANS,
OOO GAZPROM KOMPLEKTATSIYA, OAO LAZURNAYA, ZAO
GAZPROM NEFT ORENBURG, ZAO YAMALGAZINVEST, OAO
SALAVATNEFTEORGSINTEZ, DOAO TSENTRENERGOGAZ OF OAO
GAZPROM AND OAO TSENTRGAZ (THE CONTRACTORS).

PROPOSAL #089: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND DOAO TSENTRENERGOGAZ OF OAO
GAZPROM PURSUANT TO WHICH DOAO TSENTRENERGOGAZ OF OAO
 GAZPROM UNDERTAKES TO PERFORM DURING THE PERIOD FROM
 JULY 1, 2009 TO OCTOBER 30, 2010.

PROPOSAL #090: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZAVTOMATIKA OF OAO
GAZPROM PURSUANT TO WHICH OAO GAZAVTOMATIKA OF OAO
GAZPROM UNDERTAKES TO PERFORM DURING THE PERIOD FROM
JULY 1, 2009 TO JUNE 30, 2011.

PROPOSAL #091: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT
TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES TO PERFORM
RESEARCH WORK FOR DEVELOPMENT OF RECOMMENDATIONS
REGARDING THE DETERMINATION OF THE AMOUNTS OF
OVERHEAD EXPENSES AND ANTICIPATED PROFITS IN THE
CONSTRUCTION OF OAO GAZPROM'S WELLS, ALL AS MORE
FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #092: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ
UNDERTAKES TO PERFORM RESEARCH WORK FOR DEVELOPMENT
OF PROGRAMS FOR THE RECONSTRUCTION AND TECHNOLOGICAL
UPGRADING OF THE GAS FACILITIES OF THE GAZPROM GROUP
FOR 2010, ALL AS MORE FULLY DESCRIBED IN THE PROXY

PROPOSAL #093: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ
UNDERTAKES TO PERFORM RESEARCH WORK FOR DEVELOPMENT
OF A CONCEPT FOR UTILIZATION OF RENEWABLE ENERGY
SOURCES BY OAO GAZPROM ON THE BASIS OF AN ANALYSIS OF
 THE EXPERIENCE OF GLOBAL ENERGY COMPANIES IN THE
AREA OF DEVELOPMENT OF ALTERNATIVE POWER, ALL AS MORE
 FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #094: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ
UNDERTAKES TO PERFORM RESEARCH WORK FOR DEVELOPMENT
OF REGULATORY AND TECHNICAL DOCUMENTATION RELATED TO
THE ORGANIZATION AND PERFORMANCE OF REPAIRS AT OAO
GAZPROM'S FACILITIES, ALL AS MORE FULLY DESCRIBED IN
THE PROXY STATEMENT.

PROPOSAL #095: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ
UNDERTAKES TO PERFORM RESEARCH WORK FOR IMPROVING THE
 REGULATORY AND METHODOLOGICAL FRAMEWORK FOR ENERGY
SAVING AT OAO GAZPROM'S FACILITIES, ALL AS MORE FULLY
 DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #096: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT
TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES TO PERFORM
RESEARCH WORK FOR DEVELOPMENT OF REGULATORY DOCUMENTS
 IN THE AREA OF THE ENERGY INDUSTRY, INCLUDING SEA-
BASED FACILITIES, ALL AS MORE FULLY DESCRIBED IN THE
PROXY STATEMENT.

PROPOSAL #097: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT
TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES TO PERFORM
RESEARCH WORK FOR DEVELOPMENT OF A SYSTEM OF MEDICAL,
 SANITARY AND PSYCHOLOGICAL SUPPORT FOR WORK AT THE
SHTOKMAN FIELD MAKING USE OF ROTATIONAL TEAM LABOR,
ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #098: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT
TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES TO PERFORM
RESEARCH WORK FOR ANALYTICAL STUDIES OF THE COST OF 1
 METER OF DRILLING PROGRESS AT OAO GAZPROM'S FIELDS
AND SITES, ALL AS MORE FULLY DESCRIBED IN THE PROXY
STATEMENT.

PROPOSAL #099: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT
TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES TO PERFORM
RESEARCH WORK FOR ARRANGING FOR THE MONITORING OF
PRICES FOR ALL TYPES OF CAPITAL CONSTRUCTION
RESOURCES WITH REFERENCE TO AREAS OF CLUSTERED
CONSTRUCTION OF OAO GAZPROM'S FACILITIES, ALL AS MORE
 FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #100: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
OF OAO GAZPROM WITH OAO GAZPROM PROMGAZ AND OAO
GAZAVTOMATIKA OF OAO GAZPROM (THE CONTRACTORS), ALL
AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #101: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZPROM INVEST YUG, OOO
GAZPROMTRANS, ZAO GAZPROM ZARUBEZHNEFTEGAZ, OAO
GAZPROM PROMGAZ, OOO SEVERNEFTEGAZPROM, ZAO
YAMALGAZINVEST, ZAO GAZPROM NEFT ORENBURG, OOO
GAZPROM KOMPLEKTATSIYA, OAO VOSTOKGAZPROM, OAO
TOMSKGAZPROM, OAO TGK-1, OAO MOSENERGO, OOO GAZPROM
TSENTRREMONT, OAO TSENTRGAZ, OOO GAZPROM EXPORT, ALL
AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OGX PETROLEO E GAS PARTICIPACOES SA, BRAZIL
  TICKER:                N/A             CUSIP:     P7356Y103
  MEETING DATE:          1/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve the issuance of options for the                      ISSUER          YES        AGAINST           AGAINST
 shares of the Company in favor of the Members of the
 Board of Directors

PROPOSAL #II.: Amend the address of the Company's                          ISSUER          YES          FOR               FOR
Corporate Headquarters, with the consequent amendment
 of Article 2 of its Corporate Bylaws

PROPOSAL #III.: Elect a Member to the Board of                             ISSUER          YES          FOR               FOR
Directors of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OGX PETROLEO E GAS PARTICIPACOES SA, RIO DE JANEIR
  TICKER:                N/A             CUSIP:     P7356Y103
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR
relating to the FY that ended on 31 DEC 2008

PROPOSAL #2.: Approve the destination of the YE                            ISSUER          YES          FOR               FOR
results of 2008 and the distribution of dividends

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors

PROPOSAL #4.: Approve to set the global remuneration                       ISSUER          YES          FOR               FOR
of the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OIL & NATURAL GAS CORPORATION LTD
  TICKER:                N/A             CUSIP:     Y64606117
  MEETING DATE:          9/19/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept financial statements                       ISSUER          YES          FOR               FOR
and Statutory reports

PROPOSAL #2.: Approve to confirm interim dividend of                       ISSUER          YES          FOR               FOR
INR 18.00 per share and the final dividend of INR
14.00 per share

PROPOSAL #3.: Re-appoint Mr. R. K. Pachauri as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-appoint Mr. B. H. Dholakia as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-appoint Mr. P. K. Choudhury as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-appoint Mr. V. P. Singh as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Authorize the Board to fix remuneration                      ISSUER          YES          FOR               FOR
 of Auditors

PROPOSAL #8.: Appoint D. K. Sarraf as a Director                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OIL CO LUKOIL
  TICKER:                N/A             CUSIP:     677862104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 annual report of Oao                        ISSUER          YES          FOR               FOR
Lukoil and the annual financial statements, including
 income statements [profit and loss accounts] of the
Company, and also distribution of profits [including
through the payment (declaration) of dividends] and
losses of the Company on the basis of annual results
and determination of the size, date, form and
procedure of payment of dividends

PROPOSAL #2.1: Elect Mr. Vagit Yu. Alekperov as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #2.2: Elect Mr. Igor V. Belikov as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Elect Mr. Viktor V. Blazheev as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #2.4: Elect Mr. Donald E. Wallette (Jr.) as                       ISSUER          YES        AGAINST           AGAINST
a Director

PROPOSAL #2.5: Elect Mr. Valery I. Grayfer as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #2.6: Elect Mr. German O. Gref as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.7: Elect Mr. Igor S. Ivanov as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.8: Elect Mr. Ravil U. Maganov as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #2.9: Elect Mr. Richard H. Matzke as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #2.10: Elect Mr. Sergei A. Mikhailov as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.11: Elect Mr. Nikolai A. Tsvetkov as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #2.12: Elect Mr. Alexander N. Shokhin as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.1: Elect Mr. Lyubov Ivanova as a Member                        ISSUER          YES          FOR               FOR
to the Audit Commission

PROPOSAL #3.2: Elect Mr. Pavel Kondratyev as a Member                      ISSUER          YES          FOR               FOR
 to the Audit Commission

PROPOSAL #3.3: Elect Mr. Vladimir Nikitenko as a                           ISSUER          YES          FOR               FOR
Member to the Audit Commission

PROPOSAL #4.1: Approve the disbursement of                                 ISSUER          YES          FOR               FOR
remuneration to the Directors and the Members of the
Audit Commission

PROPOSAL #4.2: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Directors and the Members of the Audit Commission at
levels approved at 26 JUN 2008, AGM

PROPOSAL #5.: Ratify Zao KPMG as the Auditor                               ISSUER          YES          FOR               FOR

PROPOSAL #6.: Amend the regulations on the procedure                       ISSUER          YES          FOR               FOR
for preparing and holding the general shareholders
meeting of Oao Lukoil

PROPOSAL #7.: Approve the interested-party transaction                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OIL CO LUKOIL
  TICKER:                LUKOY           CUSIP:     677862104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE 2008 ANNUAL REPORT OF                         ISSUER          YES          FOR               FOR
OAO LUKOIL AND THE ANNUAL FINANCIAL STATEMENTS,
INCLUDING INCOME STATEMENTS (PROFIT AND LOSS
ACCOUNTS) OF THE COMPANY, AND ALSO DISTRIBUTION OF
PROFITS (INCLUDING THROUGH THE PAYMENT (DECLARATION)
OF DIVIDENDS) AND LOSSES OF THE COMPANY ON THE BASIS
OF ANNUAL RESULTS. DETERMINATION OF THE SIZE, DATE,
FORM AND PROCEDURE OF PAYMENT OF DIVIDENDS.

PROPOSAL #2A: ELECTION OF DIRECTOR: ALEKPEROV, VAGIT                       ISSUER          YES        AGAINST           AGAINST
YUSUFOVICH

PROPOSAL #2B: ELECTION OF DIRECTOR: BELIKOV, IGOR                          ISSUER          YES          FOR               FOR
VYACHESLAVOVICH

PROPOSAL #2C: ELECTION OF DIRECTOR: BLAZHEEV, VIKTOR                       ISSUER          YES        AGAINST           AGAINST
VLADIMIROVICH

PROPOSAL #2D: ELECTION OF DIRECTOR: WALLETTE (JR.),                        ISSUER          YES        AGAINST           AGAINST
DONALD EVERT

PROPOSAL #2E: ELECTION OF DIRECTOR: GRAYFER, VALERY                        ISSUER          YES        AGAINST           AGAINST
ISAAKOVICH

PROPOSAL #2F: ELECTION OF DIRECTOR: GREF, HERMAN                           ISSUER          YES        AGAINST           AGAINST
OSKAROVICH

PROPOSAL #2G: ELECTION OF DIRECTOR: IVANOV, IGOR                           ISSUER          YES        AGAINST           AGAINST
SERGEEVICH

PROPOSAL #2H: ELECTION OF DIRECTOR: MAGANOV, RAVIL                         ISSUER          YES        AGAINST           AGAINST
ULFATOVICH

PROPOSAL #2I: ELECTION OF DIRECTOR: MATZKE, RICHARD                        ISSUER          YES        AGAINST           AGAINST
HERMAN

PROPOSAL #2J: ELECTION OF DIRECTOR: MIKHAILOV, SERGEI                      ISSUER          YES          FOR               FOR
 ANATOLIEVICH

PROPOSAL #2K: ELECTION OF DIRECTOR: TSVETKOV, NIKOLAI                      ISSUER          YES        AGAINST           AGAINST
 ALEXANDROVICH

PROPOSAL #2L: ELECTION OF DIRECTOR: SHOKHIN,                               ISSUER          YES          FOR               FOR
ALEXANDER NIKOLAEVICH

PROPOSAL #3A: TO ELECT THE AUDIT COMMISSION FROM THE                       ISSUER          YES          FOR               FOR
LIST OF CANDIDATES APPROVED BY THE BOARD OF DIRECTORS
 OF OAO LUKOIL ON 4 FEBRUARY 2009 (MINUTES N2 4):
IVANOVA, LYUBOV GAVRILOVNA.

PROPOSAL #3B: TO ELECT THE AUDIT COMMISSION FROM THE                       ISSUER          YES          FOR               FOR
LIST OF CANDIDATES APPROVED BY THE BOARD OF DIRECTORS
 OF OAO LUKOIL ON 4 FEBRUARY, 2009 (MINUTES N2 4):
KONDRATIEV, PAVEL GENNADIEVICH

PROPOSAL #3C: TO ELECT THE AUDIT COMMISSION FROM THE                       ISSUER          YES          FOR               FOR
LIST OF CANDIDATES APPROVED BY THE BOARD OF DIRECTORS
 OF OAO LUKOIL ON 4 FEBRUARY, 2009 (MINUTES N2 4):
NIKITENKO, VLADIMIR NIKOLAEVICH

PROPOSAL #4A: TO PAY REMUNERATION AND REIMBURSE                            ISSUER          YES          FOR               FOR
EXPENSES TO MEMBERS OF THE BOARD OF DIRECTORS AND THE
 AUDIT COMMISSION OF OAO LUKOIL ACCORDING TO
APPENDIX HERETO.

PROPOSAL #4B: TO DEEM IT APPROPRIATE TO RETAIN THE                         ISSUER          YES          FOR               FOR
AMOUNTS OF REMUNERATION FOR MEMBERS OF THE BOARD OF
DIRECTORS AND THE AUDIT COMMISSION OF THE COMPANY
ESTABLISHED BY DECISION OF THE ANNUAL GENERAL
SHAREHOLDERS MEETING OF OAO LUKOIL OF 26 JUNE 2008
(MINUTES NO. 1).

PROPOSAL #05: TO APPROVE THE INDEPENDENT AUDITOR OF                        ISSUER          YES          FOR               FOR
OAO LUKOIL - CLOSED JOINT STOCK COMPANY KPMG.

PROPOSAL #06: TO APPROVE AMENDMENTS TO THE                                 ISSUER          YES          FOR               FOR
REGULATIONS ON THE PROCEDURE FOR PREPARING AND
HOLDING THE GENERAL SHAREHOLDERS MEETING OF OAO
LUKOIL, PURSUANT TO THE APPENDIX HERETO.

PROPOSAL #07: TO APPROVE AN INTERESTED-PARTY                               ISSUER          YES          FOR               FOR
TRANSACTION - POLICY (CONTRACT) ON INSURING THE
LIABILITY OF DIRECTORS, OFFICERS AND CORPORATIONS
BETWEEN OAO LUKOIL AND OAO KAPITAL STRAKHOVANIE, ON
THE TERMS AND CONDITIONS INDICATED IN THE APPENDIX
HERETO.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OIL REFINERIES LTD
  TICKER:                N/A             CUSIP:     M7521B106
  MEETING DATE:          8/13/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the transaction with Israel                          ISSUER          YES          FOR               FOR
Petrochemical Enterprises Limited, which is regarded
as an Interested Party, by which, on completion of
the transaction: Petrochemical will sell to the
Company, 50% of Carmel Ulpinim [following which the
Company will own 100% of Carmel Ulpinim] in
consideration for the issue to Petrochemical of
shares of the Company, which following the issue will
 constitute 20.53% of the undiluted share capital of
the Company; the Company will sell to Petrochemical
3,741,680 shares of Petrochemical [12.9% of
Petrochemical] in consideration for USD 40 million;
the Company will distribute between its shareholders
a first dividend to USD 60 million followed by a
resolutions to distribute a second dividend of USD
100 million; the shares to be issued to Petrochemical
 will participate in the second dividend

PROPOSAL #2.: Approve to increase the registered                           ISSUER          YES          FOR               FOR
share capital of the Company by NIS 1 billion

PROPOSAL #3.: Amend the Articles of the Company so as                      ISSUER          YES        AGAINST           AGAINST
 confer upon the Board [instead of general meeting]
the authority to approve distribution of dividends

PROPOSAL #4.: Amend the Articles so as revoke the                          ISSUER          YES          FOR               FOR
prohibition of the purchase of the shares of the
Company by a Subsidiary or Controlled Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OIL REFINERIES LTD
  TICKER:                N/A             CUSIP:     M7521B106
  MEETING DATE:          12/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Re-appoint Mr. Yossi Rosen as a                             ISSUER          YES          FOR               FOR
Company Director

PROPOSAL #1.2: Re-appoint Mr. Avisar Paz as a Company                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #1.3: Re-appoint Mr. Ran Croll as a Company                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.4: Re-appoint Ms. Nehama Ronen as a                            ISSUER          YES          FOR               FOR
Company Director

PROPOSAL #1.5: Re-appoint Mr. Ory Slonim as a Company                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #1.6: Re-appoint Mr. Uzi Natanel as a                             ISSUER          YES          FOR               FOR
Company Director

PROPOSAL #2.: Re-appoint the auditing firm KPMG                            ISSUER          YES          FOR               FOR
Somekh Chaikin as the Company's Auditors up to the
date of the next AGM and authorize the Company's
Board of Directors to determine the above Auditors'

PROPOSAL #3.: Approve the deletion of Article 98 of                        ISSUER          YES          FOR               FOR
the Company's Articles

PROPOSAL #4.: Amend the Company's Articles [excluding                      ISSUER          YES          FOR               FOR
 the resolution regarding the deleting of Article 98
mentioned in Resolution 3 of the agenda]

PROPOSAL #5.: Amend the Company's Memorandum of                            ISSUER          YES          FOR               FOR
Association by replacing Clause 2 to the Memorandum
as specified

PROPOSAL #6.: Approve the discussion of the Company's                      ISSUER          YES          FOR               FOR
 financial statements, the Board of Directors'
report, and the Company's periodic report for 2007,
including a report of the Board of Directors on the
Auditor's fees for 2007

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OJSC MMC NORILSK NICKEL
  TICKER:                N/A             CUSIP:     46626D108
  MEETING DATE:          12/26/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: To terminate pre-term the powers of the                       ISSUER          YES          FOR               FOR
Board of Directors of OJSC MMC Norilsk Nickel.

PROPOSAL #2.1: Elect Guerman R. Aliev as Director.                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.2: Elect Dmitry O. Afanasyev as Director.                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.3: Elect Sergey L. Batekhin as Director.                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.4: Elect Tye Winston Burt as Director.                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.5: Elect Andrey E. Bougrov as Director.                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.6: Elect Alexander S. Bulygin as Director.                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.7: Elect Alexander S. Voloshin as                              ISSUER          YES        AGAINST           AGAINST
Director.
PROPOSAL #2.8: Elect James Goodwin as Director.                            ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.9: Elect Guy de Selliers de Moranville as                      ISSUER          YES        AGAINST           AGAINST
 Director.

PROPOSAL #2.10: Elect Luca Cordero di Montezemolo as                       ISSUER          YES        AGAINST           AGAINST
Director.

PROPOSAL #2.11: Elect Andrey A. Klishas as Director.                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.12: Elect Valery A. Matvienko as Director.                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.13: Elect Bradford Allan Mills as                              ISSUER          YES          FOR               FOR
Director.
PROPOSAL #2.14: Elect Ardavan Moshiri as Director.                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.15: Elect Alexander Polevoy as Director.                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.16: Elect Mikhail D. Prokhorov as                              ISSUER          YES        AGAINST           AGAINST
Director.
PROPOSAL #2.17: Elect Maxim M. Sokov as Director.                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.18: Elect Vladislav A. Soloviev as                             ISSUER          YES        AGAINST           AGAINST
Director.

PROPOSAL #2.19: Elect Vladimir I. Strzhalkovsky as                         ISSUER          YES        AGAINST           AGAINST
Director.

PROPOSAL #2.20: Elect Sergey V. Chemazov as Director.                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.21: Elect Anton V. Cherny as Director.                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.22: Elect John Gerard Holden as Director.                      ISSUER          YES          FOR               FOR

PROPOSAL #2.23: Elect Heinz C. Schimmelbusch as                            ISSUER          YES        AGAINST           AGAINST
Director.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OJSC OC ROSNEFT
  TICKER:                N/A             CUSIP:     67812M207
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company annual report                            ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Company annual accounting                        ISSUER          YES          FOR               FOR
statements, including profit and loss statements
[profit and loss accounts]

PROPOSAL #3.: Approve the distribution of the Company                      ISSUER          YES          FOR               FOR
 profits based on the results of the year 2008

PROPOSAL #4.: Approve the amounts, timing, and form                        ISSUER          YES          FOR               FOR
of payment of dividends in accordance with the
results of the year 2008

PROPOSAL #5.: Approve the remuneration and                                 ISSUER          YES          FOR               FOR
reimbursement of expenses for Members of the Board of
 Directors of the Company

PROPOSAL #6.1: Elect Mr. Bogdanov Vladimir                                 ISSUER          YES        AGAINST           AGAINST
Leonidovich as a Member of the Board of Director of

PROPOSAL #6.2: Elect Mr. Bogdanchikov Sergey                               ISSUER          YES        AGAINST           AGAINST
Mikhailovich as a Member of the Board of Director of
the Company

PROPOSAL #6.3: Elect Mr. Kostin Andrey Leonidovich as                      ISSUER          YES          FOR               FOR
 a Member of the Board of Director of the Company

PROPOSAL #6.4: Elect Mr. Nekipelov Alexander                               ISSUER          YES          FOR               FOR
Dmitrievich as a Member of the Board of Director of
the Company

PROPOSAL #6.5: Elect Mr. Petrov Youriy Alexandrovich                       ISSUER          YES        AGAINST           AGAINST
as a Member of the Board of Director of the Company

PROPOSAL #6.6: Elect Mr. Reous Andrey Georgievich as                       ISSUER          YES        AGAINST           AGAINST
a Member of the Board of Director of the Company

PROPOSAL #6.7: Elect Mr. Rudloff Hans-Joerg as a                           ISSUER          YES          FOR               FOR
Member of the Board of Director of the Company

PROPOSAL #6.8: Elect Mr. Sechin Igor Ivanovich as a                        ISSUER          YES        AGAINST           AGAINST
Member of the Board of Director of the Company

PROPOSAL #6.9: Elect Mr. Tokarev Nikolay Petrovich as                      ISSUER          YES        AGAINST           AGAINST
 a Member of the Board of Director of the Company

PROPOSAL #7.1: Elect Mr. Kobzev Andrey Nikolaevich as                      ISSUER          YES          FOR               FOR
 a Members of the Internal Audit Commission of the
Company

PROPOSAL #7.2: Elect Mr. Korovkina Irina Feodorovna                        ISSUER          YES          FOR               FOR
as a Member of the Internal Audit Commission of the
Company

PROPOSAL #7.3: Elect Mr. Ozerov Sergey Mikhailovich                        ISSUER          YES          FOR               FOR
as a Member of the Internal Audit Commission of the
Company

PROPOSAL #7.4: Elect Mr. Fisenko Tatiana Vladimirovna                      ISSUER          YES          FOR               FOR
 as a Member of the Internal Audit Commission of the
Company

PROPOSAL #7.5: Elect Mr. Yugov Alexander Sergeevich                        ISSUER          YES          FOR               FOR
as a Member of the Internal Audit Commission of the
Company

PROPOSAL #8.: Approve the External Auditor of the                          ISSUER          YES          FOR               FOR
Company

PROPOSAL #9.: Approve the revised edition of the                           ISSUER          YES        AGAINST           AGAINST
Company Charter

PROPOSAL #10.: Approve the revised edition of the                          ISSUER          YES        AGAINST           AGAINST
regulation on General Shareholders Meeting of the
Company

PROPOSAL #11.: Approve the revised edition of the                          ISSUER          YES        AGAINST           AGAINST
regulation on the Board of Directors of the Company

PROPOSAL #12.: Approve the revised edition of the                          ISSUER          YES          FOR               FOR
regulation on Collective Executive Body [Management
Board] of the Company

PROPOSAL #13.: Approve the revised edition of the                          ISSUER          YES        AGAINST           AGAINST
regulation on Single Executive Body [President] of
the Company

PROPOSAL #14.: Approve the revised edition of the                          ISSUER          YES          FOR               FOR
regulation on Internal Audit Commission of the Company

PROPOSAL #15.1a: Approve, the providing by OOO RN-                         ISSUER          YES          FOR               FOR
Yuganskneftegas of the services to the Company on
production at oil and gas fields, the licenses for
development thereof held by the Company: production
of oil in the quantity of 66,619.0 thousand tons and
production of associated gas in the quantity of
4,125.0 million cubic meters for the overall maximum
amount of 97,140,972.6 thousand roubles and on
transfer of produced resources of hydrocarbons to the
 Company for further distribution

PROPOSAL #15.1b: Approve the sales of oil products by                      ISSUER          YES          FOR               FOR
 the Company in the quantity of 1,650.2 thousand tons
 for the overall maximum amount of 61,238,347.8
thousand roubles to OOO RN-Vostoknefteproduct

PROPOSAL #15.1c: Approve, the providing by OJSC AK                         ISSUER          YES          FOR               FOR
Transneft the services to the Company on
transportation of crude oil by long-distance
pipelines in the quantity of 115,000.0 thousand tons
for a fee not exceeding the overall maximum amount of
 140,000,000.0 thousand roubles in the year 2010

PROPOSAL #15.1d: Approve the execution by the Company                      ISSUER          YES          FOR               FOR
 of the General Agreement with OJSC VBRR on the
general terms and conditions of deposit transactions
and transactions within this General Agreement on
deposit by the Company of its cash funds in roubles,
and/or in USA dollars, and/or in EURO at accounts
with OJSC VBRR for the maximum amount of
306,000,000.0 thousand roubles at the specified terms
 and conditions: term 'from one day to one year;
interest rate: for roubles 'no less than Mosibor for
the respective term minus 20%; for USA dollars 'no
less than Libor [USA dollars] for the respective term
 minus 10%; for EURO 'no less than Libor [EURO] for

PROPOSAL #15.1e: Approve the execution by the Company                      ISSUER          YES          FOR               FOR
 of the General Agreement with OJSC Bank VTB on
general terms and conditions of deposit transactions
and transactions within this General Agreement on
deposit by the Company of its cash funds in roubles,
and/or in USA dollars, and/or in EURO at accounts
with OJSC Bank VTB for the maximum amount of
493,000,000.0 thousand roubles at the specified terms
 and conditions: term from one day to one year;
interest rate: for roubles no less than Mosibor for
the respective term minus 20%; for USA dollars no
less than Libor [USA dollars] for the respective term
 minus 10%; for EURO no less than Libor [EURO] for

PROPOSAL #15.1f: Approve the execution by the Company                      ISSUER          YES          FOR               FOR
 of the General Agreement with OJSC VBRR on general
terms and conditions of foreign currency exchange
transactions and transactions within this General
Agreement on purchase and sales of foreign currency
[forex transactions] with the following currency
pairs: USA dollar/rouble, EURO/rouble, EURO/USA
dollar for the overall maximum amount of
238,000,000.0 thousand roubles at the following
exchange rates: for transactions with the USA
dollar/rouble pair no less than weighted average rate
 at MICEX as at the day of settlements minus 0.7
roubles, for transactions with the EURO/rouble pair
no less than weighted average rate at MICEX as at the
 day of settlements minus 0.8 roubles, for
transactions with the EURO/USA dollar pair no less
than weighted average rate at MICEX as at the day of

PROPOSAL #15.1g: Approve the execution by the Company                      ISSUER          YES          FOR               FOR
 of the General Agreement with OJSC Bank VTB on
general terms and conditions of foreign currency
exchange transactions with the use of Reuter Dealing
/ BS-Client systems and transactions within this
General Agreement on sales and purchase of foreign
currency [forex transactions] with the following
currency pairs: USA dollar/rouble, EURO/rouble,
EURO/USA dollar for the overall maximum amount of
578,000,000.0 thousand roubles at the following
exchange rates: for transactions with the USA
dollar/rouble pair no less than weighted average rate
 at MICEX as at the day of settlements minus 0.7
roubles, for transactions with the EURO/rouble pair
no less than weighted average rate at MICEX as at the
 day of settlements minus 0.8 roubles, for
transactions with the EURO/USA dollar pair no less
than weighted average rate at MICEX as at the day of

PROPOSAL #15.1h: Approve the execution by the Company                      ISSUER          YES          FOR               FOR
 of the Agreement with OJSC Bank VTB on procedure for
 execution of credit transactions with the use of
Reuter Dealing system and also on performing
transactions within this Agreement on receiving by
the Company of loans from OJSC Bank VTB in roubles,
and/or in USA dollars, and/or in EURO for the overall
 maximum amount of 216,000,000.0 thousand roubles at
the following terms and conditions: term: up to 30
days; interest rate: for roubles no higher than
Mosibor for the respective term plus 20%; for USA
dollars no higher than Libor for the respective term
plus 10%; for EURO no higher than Libor for the
respective term plus 5%

PROPOSAL #15.2: Approve the execution of Oil Delivery                      ISSUER          YES          FOR               FOR
 Agreement between Rosneft and Transneft [the
Delivery Agreement] as a related party transaction,
whereby Rosneft shall provide delivery of crude oil
to Transneft

PROPOSAL #16.: Approve the major transaction                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OJSC POLYUS GOLD
  TICKER:                OPYGY           CUSIP:     678129107
  MEETING DATE:          11/10/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I: REMUNERATION AND REIMBURSEMENT OF                             ISSUER          YES          FOR             AGAINST
EXPENSES OF INDEPENDENT DIRECTORS-MEMBERS OF THE
BOARD OF DIRECTORS TO: 1) DETERMINE THAT MEMBERS OF
OJSC POLYUS GOLD BOARD OF DIRECTORS V.N. BRAIKO AND
ROBERT BUCHAN SHALL BE PAID REMUNERATION IN THE
AMOUNT OF 937,500 PER QUARTER EACH. 2) RESOLVE THAT
SHOULD AN INDEPENDENT DIRECTOR BE ELECTED CHAIRMAN OF
 THE AUDIT COMMITTEE OR STAFF.

PROPOSAL #II: TO APPROVE PARTICIPATION OF OJSC POLYUS                      ISSUER          YES          FOR               FOR
 GOLD IN THE NON-PROFIT ORGANIZATION-ALL-RUSSIA
INTERSECTORAL ASSOCIATION OF EMPLOYERS PRODUCERS OF
NICKEL AND PRECIOUS METALS BY JOINING IT AS A MEMBER.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OJSC POLYUS GOLD
  TICKER:                N/A             CUSIP:     678129107
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 annual report of OJSC                       ISSUER          YES          FOR               FOR
Polyus Gold, the 2008 RAS financial statements of
OJSC Polyus Gold, including profit and loss statement

PROPOSAL #2.: Approve the distribution of profits and                      ISSUER          YES          FOR               FOR
 losses of OJSC Polyus Gold for 2008, including
dividend payment on shares in OJSC Polyus Gold for

PROPOSAL #3.1: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: elect Mr. Anton Averin as a
Director

PROPOSAL #3.2: Elect Mr. Robert Buchan as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Elect Ms. Valery N. Braiko as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.4: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: elect Mr. Pavel S. Grachev as
 a Director

PROPOSAL #3.5: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: elect Mr. Eduard V. Eremyan
as a Director

PROPOSAL #3.6: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: elect Ms. Marianna A.
Zakharova as a Director

PROPOSAL #3.7: Elect Mr. Evgeny I. Ivanov as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #3.8: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: elect Mr. Andrey V. Lebedev
as a Director

PROPOSAL #3.9: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: elect Mr. Oleg Yu. Lipatov as
 a Director

PROPOSAL #3.10: Elect Mr. Lord Patrick Gillford as a                       ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.11: PLEASE NOTE THAT THIS IS A                                 ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: elect Mr. Alexander I.
Mosionzhik as a Director

PROPOSAL #3.12: Elect Mr. Mikhail D. Prokhorov as a                        ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.13: PLEASE NOTE THAT THIS IS A                                 ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: elect Mr. Andrey M. Rodionov
as a Director

PROPOSAL #3.14: PLEASE NOTE THAT THIS IS A                                 ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: elect Mr. Alexander Yu.
Romanov as a Director

PROPOSAL #3.15: Elect Ms. Valeriy V. Rudakov as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.16: PLEASE NOTE THAT THIS IS A                                 ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: elect Ms. Zumrud H. Rustamova
 as a Director

PROPOSAL #3.17: Elect Ms. Ekaterina M. Salnikova as a                      ISSUER          YES        AGAINST           AGAINST
 Director

PROPOSAL #3.18: PLEASE NOTE THAT THIS IS A                                 ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: elect Ms. Valery V. Senko as
a Director

PROPOSAL #3.19: PLEASE NOTE THAT THIS IS A                                 ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: elect Mr. Maxim V. Finskiy as
 a Director

PROPOSAL #3.20: PLEASE NOTE THAT THIS IS A                                 ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: elect Mr. Anton V. Cherny as
a Director

PROPOSAL #3.21: PLEASE NOTE THAT THIS IS A                                 ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: elect Mr. Christophe Francois
 Charlier as a Director

PROPOSAL #4.1: Elect Mr. Andrey A. Zaitsev as a                            ISSUER          YES          FOR               FOR
Member of Audit Commission

PROPOSAL #4.2: Elect Mr. Mikhail Yu. Zatsepin as a                         ISSUER          YES          FOR               FOR
Member of Audit Commission

PROPOSAL #4.3: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS' PROPOSAL: elect Mr. Dmitry A. Mayorov
as a Member of Audit Commission

PROPOSAL #4.4: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES                          AGAINST
SHAREHOLDERS' PROPOSAL: elect Mr. Georgiy E. Svanidze
 as a Member of Audit Commission

PROPOSAL #4.5: Elect Ms. Olga Yu. Rompel as a Member                       ISSUER          YES                          AGAINST
of Audit Commission

PROPOSAL #4.6: Elect Mr. Oleg E. Cherney as a Member                       ISSUER          YES          FOR               FOR
of Audit Commission

PROPOSAL #4.7: Elect Mr. Alexey S. Shaimardanov as a                       ISSUER          YES          FOR               FOR
Member of Audit Commission

PROPOSAL #5.: Approve LLC Rosexpertiza as the                              ISSUER          YES          FOR               FOR
Company's RAS Auditor of OJSC Polyus Gold for 2009

PROPOSAL #6.: Approve to determine the value                               ISSUER          YES          FOR               FOR
[insurance premium] of liability insurance for the
Members of the Board of Directors of OJSC Polyus Gold
 with a total limit of liability not exceeding USD
50,000,000 in the amount not exceeding USD 300,000

PROPOSAL #7.: Approve the Directors' and Officers'                         ISSUER          YES          FOR               FOR
liability insurance for the Members of the Board of
Directors of OJSC Polyus Gold, being a related party
transaction with all the Members of the Board of
Director as beneficiary parties with a Russian
Insurance Company for a term of 1 year, with a total
limit of liability not exceeding USD 50,000,000 and
insurance premium not exceeding USD 300,000

PROPOSAL #8.: Approve the remuneration and                                 ISSUER          YES          FOR               FOR
reimbursement of expenses of the Members of the Board
 of Directors of OJSC Polyus Gold, as specified

PROPOSAL #9.: Approve the participation of OJSC                            ISSUER          YES          FOR               FOR
Polyus Gold in the non-profit organization All Russia
 Intersectoral Association of Employers Producers of
Nickel and Precious Metals by joining it as a Member

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OJSC POLYUS GOLD
  TICKER:                OPYGY           CUSIP:     678129107
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE 2008 ANNUAL REPORT OF                         ISSUER          YES          FOR               FOR
OJSC POLYUS GOLD, THE 2008 RAS FINANCIAL STATEMENTS
OF OJSC POLYUS GOLD, INCLUDING PROFIT AND LOSS

PROPOSAL #02: DISTRIBUTION OF PROFITS AND LOSSES OF                        ISSUER          YES          FOR               FOR
OJSC POLYUS GOLD FOR 2008, INCLUDING DIVIDEND PAYMENT
 ON SHARES IN OJSC POLYUS GOLD FOR 2008: NOT TO
DECLARE DIVIDEND ON SHARES IN OJSC POLYUS GOLD UPON
THE 2008 COMPANY'S FINANCIAL RESULTS.

PROPOSAL #3A: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: ANTON B. AVERIN

PROPOSAL #3B: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES          FOR               FOR
DIRECTOR OF OJSC POLYUS GOLD: ROBERT BUCHAN

PROPOSAL #3C: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES          FOR               FOR
DIRECTOR OF OJSC POLYUS GOLD: VALERY N. BRAIKO

PROPOSAL #3D: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: PAVEL S. GRACHEV

PROPOSAL #3E: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: EDUARD V. EREMYAN

PROPOSAL #3F: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: MARIANNA A. ZAKHAROVA

PROPOSAL #3G: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: EVGENY I. IVANOV

PROPOSAL #3H: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: ANDREY V. LEBEDEV

PROPOSAL #3I: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: OLEG YU. LIPATOV

PROPOSAL #3J: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: LORD PATRICK GILLFORD

PROPOSAL #3K: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: ALEXANDER I. MOSIONZHIK

PROPOSAL #3L: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: MIKHAIL D. PROKHOROV

PROPOSAL #3M: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: ANDREY M. RODIONOV

PROPOSAL #3N: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: ALEXANDER YU. ROMANOV

PROPOSAL #3O: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: VALERIY V. RUDAKOV

PROPOSAL #3P: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: ZUMRUD H. RUSTAMOVA

PROPOSAL #3Q: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: EKATERINA M. SALNIKOVA

PROPOSAL #3R: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: VALERY V. SENKO

PROPOSAL #3S: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: MAXIM V. FINSKIY

PROPOSAL #3T: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: ANTON V. CHERNY

PROPOSAL #3U: TO ELECT THE MEMBER OF BOARD OF                              ISSUER          YES        AGAINST           AGAINST
DIRECTOR OF OJSC POLYUS GOLD: CHRISTOPHE FRANCOIS

PROPOSAL #4A: TO ELECT AS MEMBER OF THE AUDIT                              ISSUER          YES          FOR             AGAINST
COMMISSION OF OJSC POLYUS GOLD: ANDREY A. ZAITSEV -
HEAD OF PLANNING AND BUDGETING DEPARTMENT, CJSC POLYUS

PROPOSAL #4B: TO ELECT AS MEMBER OF THE AUDIT                              ISSUER          YES          FOR             AGAINST
COMMISSION OF OJSC POLYUS GOLD: MIKHAIL YU. ZATSEPIN
- HEAD OF INVESTMENT PLANNING AND ANALYSIS
DEPARTMENT, CJSC POLYUS

PROPOSAL #4C: TO ELECT AS MEMBER OF THE AUDIT                              ISSUER          YES          FOR             AGAINST
COMMISSION OF OJSC POLYUS GOLD: DMITRY A. MAYOROV -
LEAD SPECIALIST OF PLANNING AND BUDGET CONTROL
DEPARTMENT, CJSC POLYUS

PROPOSAL #4D: TO ELECT AS MEMBER OF THE AUDIT                              ISSUER          YES        AGAINST           AGAINST
COMMISSION OF OJSC POLYUS GOLD: GEORGIY E. SVANIDZE -
 DEPUTY DIRECTOR FOR FINANCE, LLC INTEGRATED
FINANCIAL SYSTEMS

PROPOSAL #4E: TO ELECT AS MEMBER OF THE AUDIT                              ISSUER          YES        AGAINST           AGAINST
COMMISSION OF OJSC POLYUS GOLD: OLGA YU. ROMPEL -
ADVISER, CJSC POLYUS

PROPOSAL #4F: TO ELECT AS MEMBER OF THE AUDIT                              ISSUER          YES          FOR             AGAINST
COMMISSION OF OJSC POLYUS GOLD: OLEG E. CHERNEY -
HEAD OF DOCUMENTARY OPERATIONS UNIT OF FINANCE
DEPARTMENTS OF CJSC POLYUS

PROPOSAL #4G: TO ELECT AS MEMBER OF THE AUDIT                              ISSUER          YES          FOR             AGAINST
COMMISSION OF OJSC POLYUS GOLD: ALEXEY S.
SHAIMARDANOV - DIRECTOR FOR INTERNATIONAL REPORTING,
CJSC POLYUS

PROPOSAL #05: TO APPROVE LLC ROSEXPERTIZA AS THE                           ISSUER          YES          FOR               FOR
COMPANY'S RAS AUDITOR FOR 2009.

PROPOSAL #06: TO DETERMINE THE VALUE (INSURANCE                            ISSUER          YES          FOR               FOR
PREMIUM) OF LIABILITY INSURANCE FOR MEMBERS OF THE
BOARD OF DIRECTORS OF OJSC POLYUS GOLD WITH A TOTAL
LIMIT OF LIABILITY NOT EXCEEDING US$ 50,000,000 IN
THE AMOUNT NOT EXCEEDING US$ 300,000.

PROPOSAL #07: TO APPROVE THE DIRECTORS' AND OFFICERS'                      ISSUER          YES          FOR               FOR
 LIABILITY INSURANCE POLICY FOR MEMBERS OF THE BOARD
OF DIRECTORS OF OJSC POLYUS GOLD, BEING A RELATED
PARTY TRANSACTION WITH ALL MEMBERS OF THE BOARD OF
DIRECTORS AS BENEFICIARY PARTIES, WITH A RUSSIAN
INSURANCE COMPANY FOR A TERM OF ONE YEAR, WITH A
TOTAL LIMIT OF LIABILITY NOT EXCEEDING US$ 50,000,000
 AND INSURANCE PREMIUM NOT EXCEEDING US$ 300,000.

PROPOSAL #08: REMUNERATION AND REIMBURSEMENT OF                            ISSUER          YES          FOR               FOR
EXPENSES OF THE MEMBERS OF THE BOARD OF DIRECTORS OF
OJSC POLYUS GOLD. 1) TO DETERMINE THAT VELERY N.
BRAIKO, LORD PATRICK GILLFORD AND ROBERT BUCHAN, ARE
ENTITLED TO REMUNERATION IN AMOUNT OF 4,940,000
RUBLES EACH, 2) TO DETERMINE THAT MEMBERS OF OJSC
POLYUS GOLD BOARD WHO WILL BE RECOGNIZED AS
INDEPENDENT BY COMPANY'S BOARD IN ACCORDANCE WITH
REQUIREMENTS OF PARAGRAPH 6.2.8. OF COMPANY'S
CHARTER, 3) TO RESOLVE THAT SHOULD AN INDEPENDENT
DIRECTOR BE ELECTED CHAIRMAN OF AUDIT COMMITTEE OR
STAFF AND REMUNERATION COMMITTEE.

PROPOSAL #09: TO APPROVE PARTICIPATION OF OJSC POLYUS                      ISSUER          YES          FOR               FOR
 GOLD IN THE NON-PROFIT ORGANIZATION - ALL-RUSSIA
INTERSECTORAL ASSOCIATION OF EMPLOYERS PRODUCERS OF
NICKEL AND PRECIOUS METALS BY JOINING IT AS A MEMBER.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OJSC SURGUTNEFTEGAS
  TICKER:                SGTZY           CUSIP:     868861204
  MEETING DATE:          6/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE OJSC SURGUTNEFTEGAS ANNUAL                        ISSUER          YES          FOR             AGAINST
REPORT FOR 2008.

PROPOSAL #02: TO APPROVE ANNUAL ACCOUNTING STATEMENTS                      ISSUER          YES          FOR             AGAINST
 OF OJSC SURGUTNEFTEGAS, INCLUDING PROFIT AND LOSS
STATEMENT FOR 2008.

PROPOSAL #03: TO APPROVE THE DISTRIBUTION OF PROFIT                        ISSUER          YES          FOR             AGAINST
(LOSS) OF OJSC SURGUTNEFTEGAS FOR 2008. TO DECLARE
DIVIDEND PAYMENT FOR 2008: FOR A PREFERRED SHARE OF
OJSC SURGUTNEFTEGAS - 1.326 RUBLES, FOR AN ORDINARY
SHARE OF OJSC SURGUTNEFTEGAS - 0.6 RUBLES: DIVIDEND
PAYMENT SHALL BE CARRIED OUT IN ACCORDANCE WITH THE
PROCEDURE RECOMMENDED BY THE BOARD OF DIRECTORS. THE
DATE WHEN DIVIDEND PAYMENT IS COMMENCED IS JULY 01,
2009. THE DATE WHEN DIVIDEND PAYMENT IS TERMINATED IS
 AUGUST 26, 2009.

PROPOSAL #5A: TO ELECT TO THE AUDITING COMMITTEE OF                        ISSUER          YES          FOR             AGAINST
OJSC SURGUTNEFTEGAS: KOMAROVA VALENTINA PANTELEEVNA

PROPOSAL #5B: TO ELECT TO THE AUDITING COMMITTEE OF                        ISSUER          YES          FOR             AGAINST
OJSC SURGUTNEFTEGAS: OLEYNIK TAMARA FEDOROVNA

PROPOSAL #5C: TO ELECT TO THE AUDITING COMMITTEE OF                        ISSUER          YES          FOR             AGAINST
OJSC SURGUTNEFTEGAS: POZDNYAKOVA VERA ALEKSANDROVNA

PROPOSAL #06: TO APPROVE LIMITED LIABILITY COMPANY                         ISSUER          YES          FOR             AGAINST
ROSEKSPERTIZA AS THE AUDITOR OF OJSC SURGUTNEFTEGAS
FOR 2009.

PROPOSAL #07: TO APPROVE TRANSACTIONS WHICH MAY BE                         ISSUER          YES        AGAINST           AGAINST
CONDUCTED IN THE FUTURE BETWEEN OJSC SURGUTNEFTEGAS
AND ITS AFFILIATED PARTIES IN THE COURSE OF GENERAL
BUSINESS ACTIVITY OF OJSC SURGUTNEFTEGAS, PROVIDED
THAT THE ABOVE-MENTIONED TRANSACTIONS COMPLY WITH THE
 FOLLOWING REQUIREMENTS: THE TRANSACTION IS AIMED AT
PERFORMING THE TYPES OF ACTIVITIES STIPULATED BY THE
CHARTER OF OJSC SURGUTNEFTEGAS, ALL AS MORE FULLY
DESCRIBED IN THE PROXY STATEMENT.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OJSC SURGUTNEFTEGAS
  TICKER:                SGTZY           CUSIP:     868861204
  MEETING DATE:          6/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #4A: TO ELECT TO THE BOARD OF DIRECTORS:                          ISSUER          YES          FOR             AGAINST
ANANIEV SERGEI ALEKSEEVICH

PROPOSAL #4B: TO ELECT TO THE BOARD OF DIRECTORS:                          ISSUER          YES          FOR             AGAINST
BOGDANOV VLADIMIR LEONIDOVICH

PROPOSAL #4C: TO ELECT TO THE BOARD OF DIRECTORS:                          ISSUER          YES          FOR             AGAINST
BULANOV ALEXANDER NIKOLAEVICH

PROPOSAL #4D: TO ELECT TO THE BOARD OF DIRECTORS:                          ISSUER          YES          FOR             AGAINST
GORBUNOV IGOR NIKOLAEVICH

PROPOSAL #4E: TO ELECT TO THE BOARD OF DIRECTORS:                          ISSUER          YES          FOR             AGAINST
DRUCHININ VLADISLAV EGOROVICH

PROPOSAL #4F: TO ELECT TO THE BOARD OF DIRECTORS:                          ISSUER          YES          FOR             AGAINST
EGOROV OLEG YURIEVICH

PROPOSAL #4G: TO ELECT TO THE BOARD OF DIRECTORS:                          ISSUER          YES          FOR             AGAINST
EROKHIN VLADIMIR PETROVICH

PROPOSAL #4H: TO ELECT TO THE BOARD OF DIRECTORS:                          ISSUER          YES          FOR             AGAINST
MATVEEV NIKOLAI IVANOVICH

PROPOSAL #4I: TO ELECT TO THE BOARD OF DIRECTORS:                          ISSUER          YES          FOR             AGAINST
MEDVEDEV NIKOLAI YAKOVLEVICH

PROPOSAL #4J: TO ELECT TO THE BOARD OF DIRECTORS:                          ISSUER          YES          FOR             AGAINST
REZYAPOV ALEXANDER FILIPPOVICH

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORASCOM CONSTR INDS S A E
  TICKER:                N/A             CUSIP:     68554N106
  MEETING DATE:          8/30/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve a deferred cash dividend                             ISSUER          NO           N/A               N/A
distribution of USD 1.00 per share based on the
audited financial statements for the FYE 31 DEC 2007

PROPOSAL #2.: Approve the appointment of new Board                         ISSUER          NO           N/A               N/A
Members

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORASCOM CONSTR INDS S A E
  TICKER:                N/A             CUSIP:     68554N106
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors' report                       ISSUER          NO           N/A               N/A
on the activities and on the standalone
unconsolidated financial statements of the Parent
Company [Orascom Construction Industries S.A.E.] for

PROPOSAL #2.: Approve the Auditor's report on the                          ISSUER          NO           N/A               N/A
standalone unconsolidated financial statements of the
 Parent Company for the FYE 31 DEC 2008

PROPOSAL #3.: Approve the standalone financial                             ISSUER          NO           N/A               N/A
statements of the Parent Company for the FYE 31 DEC
2008

PROPOSAL #4.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
distribute up to the entire amount of retained
earnings as at 31 DEC 2008 through interm and YE
distributions at its discretion

PROPOSAL #5.: Approve the decisions taken by the                           ISSUER          NO           N/A               N/A
Board of Directors during the FYE 31 DEC 2008 and
release the Directors from associated responsibility

PROPOSAL #6.: Approve to release the Members of the                        ISSUER          NO           N/A               N/A
Board of Directors from associated responsibility
during the FYE 31 DEC 2009

PROPOSAL #7.: Approve the equivalent of USD 50,000                         ISSUER          NO           N/A               N/A
for each Independent Executive on the Board of
Directors is proposed, Executive Directors to waive
their Board remuneration fees

PROPOSAL #8.: Approve that the shareholders are                            ISSUER          NO           N/A               N/A
requested to delegate the negotiation of the Auditors
 fees for the FYE 31 DEC 2009 to be the Board of
Directors Audit Committee comprised of Non-Executive
Directors; the fees will be capped at EGP 415,000

PROPOSAL #9.: Approve the charitable donations made                        ISSUER          NO           N/A               N/A
by the Company during the FYE 31 DEC 2008 and
authorize the Board of Directors to make charitable
donations during the FY ending 31 December 2009 in
excess of EGP 1,000 and a ceiling for such donations
of EGP 10 million

PROPOSAL #10.: Appoint Mr. Nassef Sawiris' as the                          ISSUER          NO           N/A               N/A
Chairman of the Company and Mr. Onsi Sawiris' as a
Member of the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORASCOM CONSTR INDS S A E
  TICKER:                N/A             CUSIP:     68554N106
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the resolution of the Board of                       ISSUER          NO           N/A               N/A
Directors of the Company dated 15, MAR 2009 regarding
 the proposed split of the Company's Global
Depository Receipts [GDRs] including the 144A and Reg
 S GDRs, to reduce the ratio of ordinary shares to
GDRs from the current ratio of 2:1 to become 1:1
through a 100% GDR split

PROPOSAL #2.: Approve the resolution of the Board of                       ISSUER          NO           N/A               N/A
Directors of the Company dated 15 MAR 2009 regarding
the reduction of the issued share capital of the
Company by cancelling all shares held in treasury.
Total shares held in treasury amount to 7,852,253.1
Consequently, Articles 6 & 7 of the Company's Bylaws
will be amended to reflect the aforementioned capital
 reduction

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORASCOM TELECOM S A E
  TICKER:                N/A             CUSIP:     68554W205
  MEETING DATE:          8/6/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to reduce the share capital of                       ISSUER          NO           N/A               N/A
the Company (by way of cancellation of treasury
shares) and the consequent amendment of the Articles
6 and 7, of the Company statutes, where pertains to
the Company's share capital

PROPOSAL #2.: Amend Article 20, of the Company                             ISSUER          NO           N/A               N/A
statutes, which pertains to the appointment of
alternate Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORASCOM TELECOM S A E
  TICKER:                N/A             CUSIP:     68554W205
  MEETING DATE:          6/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify and approve the Board of                              ISSUER          NO           N/A               N/A
Director's report on the Company's activity during
the FYE 31 DEC 2008

PROPOSAL #2.: Approve the financial statements of the                      ISSUER          NO           N/A               N/A
 FYE 31 DEC 2008 and ratification of the general
balance-sheet and the profits and loss accounts of
the FYE 31 DEC 2008

PROPOSAL #3.: Ratify the Auditor's report of the FYE                       ISSUER          NO           N/A               N/A
31 DEC 2008

PROPOSAL #4.: Approve the distribution of profits of                       ISSUER          NO           N/A               N/A
the FYE 31 DEC 2008

PROPOSAL #5.: Grant Discharge to the Chairman and the                      ISSUER          NO           N/A               N/A
 Board Members regarding the FYE 31 DEC 2008

PROPOSAL #6.: Approve the specification of the BM's                        ISSUER          NO           N/A               N/A
compensation and allowances regarding the FYE 31 DEC
2009

PROPOSAL #7.: Appoint the Company's Auditor during                         ISSUER          NO           N/A               N/A
the YE 31 DEC 2009, and determining his annual
professional fees

PROPOSAL #8.: Authorize the Board of Director to                           ISSUER          NO           N/A               N/A
conclude related parties agreements with subsidiaries
 and affiliates

PROPOSAL #9.: Authorize the Board of Director to                           ISSUER          NO           N/A               N/A
conclude loans and mortgages and to issue securities
for lenders regarding the Company and its
subsidiaries and affiliates

PROPOSAL #10.: Approve the recognition of the                              ISSUER          NO           N/A               N/A
donations made during the FY 2008, and authorization
of the Board of Director to make donations during the
 FY 2009

PROPOSAL #11.: Approve the amendments introduced to                        ISSUER          NO           N/A               N/A
the Board of Directors constitution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORMAT INDUSTRIES LTD
  TICKER:                N/A             CUSIP:     M7571Y105
  MEETING DATE:          7/15/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, in accordance with an                               ISSUER          YES          FOR               FOR
agreement between the Company and Mr. Yuval
Brunitsky, a Member of the controlling holders
family, entered into in FEB 2005 by General Meeting,
Mr. Brunitsky supplies the Company with services in
connection with development and integration of
software exclusive to the Company; the 2005 agreement
 authorized up to 5,000 hours on the basis of USD 80
per hour; to date the hours invested amount to 4,400
and it is estimated that an additional 3,000 hours
are required to complete the project; the meeting is
requested to approve the additional hours with no

PROPOSAL #2.: Amend the D&O indemnity undertakings so                      ISSUER          YES          FOR               FOR
 as to approve indemnity in respect of liability
arising from transmission to the IFRS accounting
standard and other matters

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORMAT INDUSTRIES LTD
  TICKER:                N/A             CUSIP:     M7571Y105
  MEETING DATE:          7/15/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
the Directors report for year 2007

PROPOSAL #2.: Re-appoint the Accountant- Auditors                          ISSUER          YES          FOR               FOR
until the next AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OTP BANK PLC, BUDAPEST
  TICKER:                N/A             CUSIP:     X60746181
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial reports of the                         ISSUER          NO           N/A               N/A
Company on 2008 in accordance with the accounting Law
 [unconsolidated report of OTP Bank according to the
Hungarian accounting standards and the IFRS based
consolidated report], a proposal for distribution of
after tax profit of the bank; the 2008 business
report of the Board of Directors, financial
statements of OTP Bank Plc on 2008, proposal for the
distribution of the 2008 profit after tax of OTP Bank
 Plc; report of the Supervisory Board on 2008
financial reports and proposal to distribute the
after tax profit; report of the Audit Committee;
report of the Auditor on the results of the Audit of

PROPOSAL #2.: Approve the report on the Corporate                          ISSUER          NO           N/A               N/A
Governance

PROPOSAL #3.: Approve the evaluation of the                                ISSUER          NO           N/A               N/A
activities of the Management in the business year
decision on granting discharge of liability

PROPOSAL #4.: Receive the report of the Board of                           ISSUER          NO           N/A               N/A
Directors on the Banks Business Policy for 2009

PROPOSAL #5.A: Approve the limitation on voting                            ISSUER          NO           N/A               N/A
rights and calculating the quorum

PROPOSAL #5.B: Approve the greater compliance with                         ISSUER          NO           N/A               N/A
the BSES Corporate Governance recommendations

PROPOSAL #6.: Approve the proposal for modification                        ISSUER          NO           N/A               N/A
of the rules of procedure of the Supervisory Board

PROPOSAL #7.: Elect the Company's Auditor and approve                      ISSUER          NO           N/A               N/A
 the appointment of the Official responsible for
Auditing, setting the remuneration

PROPOSAL #8.: Elect the Member of the Supervisory                          ISSUER          NO           N/A               N/A
Board and the Audit Committee

PROPOSAL #9.: Approve the remuneration guidelines of                       ISSUER          NO           N/A               N/A
OTP Bank

PROPOSAL #10.: Approve to establish the remuneration                       ISSUER          NO           N/A               N/A
of the Members of the Board of Directors, the
Supervisory Board and the Audit Committee

PROPOSAL #11.: Authorize the Board of Directors to                         ISSUER          NO           N/A               N/A
decide on Capital increase

PROPOSAL #12.: Authorize the Board of Directors to                         ISSUER          NO           N/A               N/A
the acquisition of own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                P T INDOCEMENT TUNGGAL PRAKARASA TBK
  TICKER:                N/A             CUSIP:     Y7127B135
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's annual report and                      ISSUER          YES          FOR               FOR
 ratify the Company's consolidated financial
statements for FY 2008

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
Company's net profit for FY 2008

PROPOSAL #3.: Appoint the Public Accountant Firm to                        ISSUER          YES          FOR               FOR
Audit the Company's book for FY year 2009

PROPOSAL #4.: Appoint the Member of the Board of                           ISSUER          YES        AGAINST           AGAINST
Commissioners and the Board of Directors of the

PROPOSAL #5.: Approve to determine the salary and                          ISSUER          YES          FOR               FOR
other allowance for the Board of Directors and
honorarium for the Board of Commissioners of the
Company

PROPOSAL #6.: Amend the Articles of Association in                         ISSUER          YES          FOR               FOR
compliance with Bapepam and LK Regulation No. kep-
179/BL/2008 dated 14 MAY 2008, No. IX.J.1 concerning
the Main Articles of Association of the Companies
that make a Public Offering and Public Companies

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PACIFIC ELECTRIC WIRE AND CABLE CORP
  TICKER:                N/A             CUSIP:     Y6606T104
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES        ABSTAIN           AGAINST
offsetting deficit of the year 2008

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES        ABSTAIN           AGAINST
monetary loans, endorsement and guarantee

PROPOSAL #B.4: Approve to establish the amount of the                      ISSUER          YES        ABSTAIN           AGAINST
 Directors and Supervisors

PROPOSAL #B.5: Elect the Directors and Supervisors                         ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        ABSTAIN             FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PARKSON HOLDINGS BHD
  TICKER:                N/A             CUSIP:     Y6706L100
  MEETING DATE:          11/19/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and the audited financial statements for the FYE 30
JUN 2008

PROPOSAL #2.: Approve the payment of a final dividend                      ISSUER          YES          FOR               FOR
 of 5.0 sen per ordinary share tax exempt

PROPOSAL #3.: Approve the payment of the Directors'                        ISSUER          YES          FOR               FOR
fees amounting to MYR 207,000

PROPOSAL #4.: Re-elect Mr. Lim Poon Thoo as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
the Article 98 of the Company's Articles of

PROPOSAL #5.: Re-appoint the Auditors to hold office                       ISSUER          YES          FOR               FOR
until the conclusion of the next AGM and authorize
the Directors to fix their remuneration

PROPOSAL #6.: Authorize the Directors, pursuant to                         ISSUER          YES          FOR               FOR
Section 132D of the Companies Act, 1965 and subject
to the approval of all relevant authorities being
obtained, to issue shares in the Company at any time
and upon such terms and conditions and for such
purposes as the Directors may, in their absolute
discretion deem fit, provided that the aggregate
number of shares issued pursuant to this resolution
does not exceed 10% of the issued and paid-up capital
 of the Company for the time being; [Authority
expires at the conclusion of the next AGM of the

PROPOSAL #7.: Authorize the Company and its                                ISSUER          YES          FOR               FOR
subsidiaries to enter into recurrent related party
transactions of a revenue or trading nature which are
 necessary for its day-to-day operations as specified
 provided that such transactions are undertaken in
the ordinary course of business and are on normal
commercial terms which are consistent with the
Group's usual business practices and policies, and on
 terms not more favorable to the related parties than
 those generally available to the public and are not
to the detriment of the minority shareholders of the
Company; and [Authority expires at the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM after that date is
required to be held pursuant to Section 143(1) of the
 Companies Act, 1965 (but shall not extend to such
extension as may be allowed pursuant to Section
143(2) of the Companies Act, 1965)]; Authorize the
Directors of the Company to complete and do all such
acts and things to give effect to the transactions
contemplated and/or authorized by this ordinary

PROPOSAL #8.: Authorize the Company, subject to the                        ISSUER          YES          FOR               FOR
Companies Act, 1965, the provisions of the Articles
of Association of the Company, the Listing
Requirements of Bursa Malaysia Securities Berhad
[Bursa Securities], and the approvals of all relevant
 governmental and/or regulatory authorities, to buy-
back such number of ordinary shares of MYR 1.00 each
in the Company as may be determined by the Directors
of the Company from time to time through Bursa
Securities upon such terms and conditions as the
Directors may deem fit and expedient in the interest
of the Company provided that: i) the aggregate number
 of shares bought-back does not exceed 10% of the
total issued and paid-up capital of the Company at
any point of time; and ii) the maximum amount of
funds to be allocated for the share buy-back shall
not exceed the aggregate of the retained profits
and/or share premium of the Company [hereinafter
referred to as the 'Proposed Share Buy-Back']; and
[Authority expires at the conclusion of the next AGM
of the Company, unless by ordinary resolution passed
at that meeting, the authority is renewed, either
unconditionally or subject to conditions or the
expiration of the period within which the next AGM
after the date it is required by law to be held] and;
 authorize the Directors of the Company to decide in
their absolute discretion to retain the ordinary
shares of MYR 1.00 each in the Company so purchased
by the Company as treasury shares and/or cancel them
and to distribute the treasury shares as share
dividends and/or resell the treasury shares; and to
take all such steps as are necessary or expedient
and/or enter into any and all agreements,
arrangements and guarantee with any party or parties
to implement, finalize and give full effect to the
Proposed Share Buy-Back with full powers to assent to
 any conditions, modifications, revaluations,
variations and/or amendments [if any] as may be

PROPOSAL #S.9: Approve and adopt the amendments to                         ISSUER          YES          FOR               FOR
the Articles of Association of the Company as

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PARKSON RETAIL GROUP LTD
  TICKER:                N/A             CUSIP:     G69370107
  MEETING DATE:          7/4/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, the sale and purchase                               ISSUER          YES          FOR               FOR
agreement dated 21 MAY 2008 [Sale and Purchase
Agreement] [as specified] entered into between East
Crest International Limited as the vendor and Grand
Parkson Retail Group Limited as the purchaser for the
 sale and purchase of the 70% equity interest in
Nanning Brilliant Parkson Commercial Company Limited
and the 100% equity interest in Tianjin Parkson
Retail Development Company Limited and other
transactions contemplated; and authorize the
Directors of the Company to take such steps as they
may consider necessary, appropriate, desirable or
expedient to implement or give effect to the terms of
 the Sale and Purchase Agreement including but not
limited to signing, executing and, where applicable,
affixing the common seal of the Company (in
accordance with its Articles of Association) onto the
 relevant documents in relation thereto and if
necessary, with such amendments as the Directors may
deem fit; and; conditional upon the Listing Committee
 of the Stock Exchange of Hong Kong Limited approving
 the listing of and granting permission to deal in up
 to 1,994,000 ordinary shares of HKD 0.10 each [or
subject to the transaction stipulated in Ordinary
Resolution 2 becoming effective, up to 9,970,000
ordinary shares of HKD 0.02 each] in the Company to
be issued to the Vendor [Consideration Shares] under
the Sale and Purchase Agreement; authorize the
Directors of the Company to allot and issue the
Consideration Shares to the Vendor in accordance with
 the terms of the Sale and Purchase Agreement

PROPOSAL #2.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon the listing committee of the Stock Exchange
granting or agreeing to grant the approval for the
listing of, and permission to deal in, the Subdivided
 Shares [as specified]: (a) with effect from 07 JUL
2008, every one existing issued and unissued shares
of HKD 0.10 each in the share capital of the Company
be subdivided into 5 shares of HKD 0.02 each [the
Subdivided Shares] and the Subdivided Shares shall
rank pari passu in all respects with each other and
have the rights and privileges and be subject to the
restrictions contained in the Articles of Association
 of the Company [the Share Subdivision]; and (b)
authorize any one or more of the Directors of the
Company to do all things appropriate to effect and
implement the Share Subdivision

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PARKSON RETAIL GROUP LTD, GEORGE TOWN
  TICKER:                N/A             CUSIP:     G69370115
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Approve the final dividend of RMB 0.085                      ISSUER          YES          FOR               FOR
 per share for the YE 31 DEC 08

PROPOSAL #3.1.A: Re-elect Mr. Tan Sri Cheng Heng Jem                       ISSUER          YES          FOR               FOR
as a Director of the Company

PROPOSAL #3.2.B: Re-elect Mr. KO Tak Fai, Desmond as                       ISSUER          YES          FOR               FOR
a Director of the Company

PROPOSAL #3.ii: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
fix the Directors' remuneration

PROPOSAL #4.: Re-appoint Messrs. Ernst & Young as                          ISSUER          YES          FOR               FOR
Auditors and authorize the Board of Directors to fix
their remuneration

PROPOSAL #5.A: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, during the Relevant Period of all the powers
 of the Company to repurchase the ordinary shares of
the Company with a nominal value of HKD 0.02 each
[Share[s]] on The Stock Exchange of Hong Kong Limited
 [Stock Exchange] or on any other stock exchange on
which the Shares of the Company may be listed and
recognized by the Securities and Futures Commission
and the Stock Exchange for this purpose, subject to
and in accordance with all applicable laws and/or
requirements of the Stock Exchange or any other stock
 exchange as may be amended from time to time, the
approval in paragraph [a] of this resolution shall,
in addition to any other authorization given to the
Directors, authorize the Directors on behalf of the
Company during the Relevant Period to procure the
Company to purchase its own Shares at a price to be
determined by the Directors; the maximum number of
Shares to be repurchased or agreed conditionally or
unconditionally to be repurchased by the Company
pursuant to the approval in paragraph [a] of this
resolution during the Relevant Period shall not
exceed 10% of the existing issued share capital of
the Company as at the date of passing of this
resolution and the said approval shall be limited
accordingly; and [Authority expires at the earlier of
 the conclusion of the next AGM of the Company or the
 expiration of the period within which the next AGM
of the Company is required by Law or its Articles of
Association to be held]

PROPOSAL #5.B: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, without prejudice to the resolution numbered
 5[C] as specified below, during the Relevant Period
of all the powers of the Company to allot, issue and
deal with Shares or securities convertible into
Shares or options, warrants or similar rights to
subscribe for any Shares and to make or grant offers,
 agreements and options which might require the
exercise of such power, during the Relevant Period to
 make or grant offers, agreements or options
[including warrants or similar rights to subscribe
for any Shares which might require the exercise of
such power after the end of the Relevant Period]; the
 aggregate number of Shares allotted, issued or dealt
 with or agreed conditionally or unconditionally to
be allotted, issued or dealt with by the Directors
pursuant to the approval given in paragraph [a]
above, otherwise than pursuant to [i] a Rights Issue
[as specified]; [ii] the exercise of the rights of
subscription or conversion under the terms of any
securities or bonds which are convertible into any
Shares; [iii] any options granted or issue of Shares
under any share option scheme or similar arrangement
for the time being adopted by the Company, or [iv]
any scrip dividend schemes or similar arrangements
providing for the allotment of Shares in lieu of the
whole or part of a dividend on shares in accordance
with the articles of association of the Company,
shall not exceed 20% of the existing issued share
capital of the Company as at the date of passing of
this resolution and the said approval shall be

PROPOSAL #5.C: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of the resolutions numbered 5[A] and 5[B] set out
above, the number of Shares which are repurchased by
the Company pursuant to and in accordance with the
resolution numbered 5[A] shall be added to the
aggregate number of the Shares that may be allotted,
issued or dealt with or agreed conditionally or
unconditionally by the Directors pursuant to and in
accordance with resolution numbered 5[B]

PROPOSAL #S.6: Amend the Clause 6 of the Memorandum                        ISSUER          YES          FOR               FOR
of Association and Article 3 of the Articles of
Association of the Company; that all references in
the Memorandum and Articles of Association to the
Companies Law [2004 Revision] be deleted and replaced
 with references to the Companies Law [2007
Revision]; as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PARTNER COMMUNICATIONS COMPANY LTD, ROSH HAAYIN
  TICKER:                N/A             CUSIP:     M78465107
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Re-appoint Dr. Michael Anghel as an                          ISSUER          YES          FOR               FOR
External Directors and approve that no change is made
 to his remuneration or to the provisions of his
Director's indemnification and the Director's
insurance policies

PROPOSAL #II.: Approve certain amendments to the                           ISSUER          YES        AGAINST           AGAINST
Company's 2004 Share Option Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PBG S.A.
  TICKER:                N/A             CUSIP:     X634AG103
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve to acknowledge the proper                            ISSUER          NO           N/A               N/A
convening of the meeting and its ability to adopt
resolutions

PROPOSAL #4.: Approve the presentation of the agenda                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Elect the Scrutiny Commission                                ISSUER          NO           N/A               N/A

PROPOSAL #6.: Approve the presentation of the                              ISSUER          NO           N/A               N/A
financial statement and the management Board Report
on the company activities, Company Capital Group
activity, consolidated financial statement and motion
 on profit distribution for 2008

PROPOSAL #7.: Approve the Supervisory Board's                              ISSUER          NO           N/A               N/A
Evaluation of the Management's reports

PROPOSAL #8.: Approve the discussion on presented                          ISSUER          NO           N/A               N/A
reports

PROPOSAL #9.: Approve the management Board report on                       ISSUER          NO           N/A               N/A
Company Activities and financial statement for 2008

PROPOSAL #10.: Approve the Report on capital group                         ISSUER          NO           N/A               N/A
activities and the consolidated financial statement
for 2008

PROPOSAL #11.: Approve the Profit distribution for                         ISSUER          NO           N/A               N/A
2008
PROPOSAL #12.: Approve to discharge the members of                         ISSUER          NO           N/A               N/A
the management Board from their duties completed in

PROPOSAL #13.: Approve to discharge the Members of                         ISSUER          NO           N/A               N/A
the Supervisory Board from their duties completed in

PROPOSAL #14.: Approve the changes among the                               ISSUER          NO           N/A               N/A
Supervisory Board members

PROPOSAL #15.: Adopt the Resolution on issuing series                      ISSUER          NO           N/A               N/A
 A bonds interchangeable into series G Shares and
increasing the share capital, excluding the rights
issue of the existing Shareholders

PROPOSAL #16.: Adopt the Resolution on increasing the                      ISSUER          NO           N/A               N/A
 Share Capital by issuing series H Shares excluding
the rights issue of the Existing Shareholders

PROPOSAL #17.: Amend the Companys Statute text in                          ISSUER          NO           N/A               N/A
order to authorize the Management Board to increase
the Share Capital

PROPOSAL #18.: Amend the Companys Statute text                             ISSUER          NO           N/A               N/A

PROPOSAL #19.: Authorize the Management Board to set                       ISSUER          NO           N/A               N/A
the uniform text of Articles of Association

PROPOSAL #20.: Amend the rules of the Supervisory                          ISSUER          NO           N/A               N/A
Board
PROPOSAL #21.: Amend the rules of General Meetings                         ISSUER          NO           N/A               N/A

PROPOSAL #22.: Closing of the Meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PERDIGAO SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P7704H109
  MEETING DATE:          12/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify the choice of the evaluation                          ISSUER          YES          FOR               FOR
Company experts appointed by the Board of Directors
for the preparation of the book valuation reports of
Perdigao Agroindustrial S.A. Agroindustrial, of
Perdigao Agroindustrial Mato Grosso Ltda. Mato
Grosso, of Batavia S.A. Industria De Alimentos
Batavia and of Marocae Russo Industria E Comercio
Ltda. Maroca, for the purpose of the spin off of
Agroindustrial, followed by the Merger of Mato
Grosso, of Batavia and of Maroca by the Company

PROPOSAL #2.: Approve the evaluation reports and the                       ISSUER          YES          FOR               FOR
protocol justification relating to the spin off of
Agroindustrial, with the transfer of the net assets
made up of the investments in Mato Grosso, in Batavia
 and in Maroca and liabilities made up of debts,
accounts payable and loans by Perdigao spin off,
followed by the Merger of Mato Grosso, of Batavia and
 of Maroca by the Company

PROPOSAL #3.: Approve the spin off and the merger of                       ISSUER          YES          FOR               FOR
Mato Grosso, of Batavia and of Maroca by Perdigao,
with the consequent extinction of these Companies

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PERDIGAO SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P7704H109
  MEETING DATE:          2/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify the choice of the valuation                           ISSUER          YES          FOR               FOR
company appraisers appointed by the Board of
Directors for the preparation of the book valuation
report of Perdigao Agroindustrial S.A. for the
purpose of its merger into the Company

PROPOSAL #2.: Approve the valuation report and                             ISSUER          YES          FOR               FOR
protocol and justification of merger of Perdigao
Agroindustrial S.A. into Perdigao S.A.

PROPOSAL #3.: Approve the merger of Perdigao                               ISSUER          YES          FOR               FOR
Agroindustrial S.A. into Perdigao S.A. with the
consequent extinction of the first company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PERDIGAO SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P7704H109
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to examine and vote on the                           ISSUER          YES          FOR               FOR
Board of Directors report, financial statements,
remaining documents relating to the FY that ended on
31 DEC 2008, decide on the allocation of the results

PROPOSAL #2.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors

PROPOSAL #3.: Elect the finance Committee and Audit                        ISSUER          YES          FOR               FOR
Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PERDIGAO SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P7704H109
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify the payment of remuneration to                        ISSUER          YES          FOR               FOR
shareholders, in accordance with the decision of the
Board of Directors

PROPOSAL #2.: Approve to set the global remuneration                       ISSUER          YES          FOR               FOR
of the Company Director's and the Members of the
Finance Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PERDIGAO SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P7704H109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend paragraph 1 of Article 5 of the                        ISSUER          YES          FOR               FOR
Corporate bylaws to increase the limit of the
authorized capital of the Company from 250,000,000 to
 500,000,000 shares in such a way as to allow A-The
capital increase resulting from the primary public
offering for distribution of common shares issued by
the Company, and B -the capital increase resulting
from the merger of shares issued by Sadia S.A. to be
implemented by the Company, as disclosed to the
market in a notice of material fact on 19 MAY 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PERLIS PLANTATIONS BERHAD
  TICKER:                N/A             CUSIP:     Y70879104
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the YE 31 DEC 2008 and the reports of
the Directors and the Auditors thereon

PROPOSAL #2.: Approve the payment of a final single                        ISSUER          YES          FOR               FOR
tier dividend of 18 sen per share in respect of the
FYE 31 DEC 2008 as recommended by the Directors

PROPOSAL #3.: Approve the payment of the Directors'                        ISSUER          YES          FOR               FOR
fees of MYR 306,626 for the FYE 31 DEC 2008

PROPOSAL #4.: Elect Mr. Cheang Kwan Chow as a                              ISSUER          YES          FOR               FOR
Director, who retire in accordance with Article 88 of
 the Articles of Association of the Company

PROPOSAL #5.: Elect Mr. Lim Soon Huat as a Director,                       ISSUER          YES          FOR               FOR
who retire in accordance with Article 88 of the
Articles of Association of the Company

PROPOSAL #6.: Re-appoint, pursuant to Section 129(6)                       ISSUER          YES        AGAINST           AGAINST
of the Companies Act 1965, Datuk Oh Siew Nam as a
Director of the Company to hold office until the
conclusion of the next AGM of the Company

PROPOSAL #7.: Re-appoint, pursuant to Section 129(6)                       ISSUER          YES          FOR               FOR
of the Companies Act 1965, Dato Sri Liang Kim Bang as
 a Director of the Company to hold office until the
conclusion of the next AGM of the Company

PROPOSAL #8.: Re-appoint, pursuant to Section 129(6)                       ISSUER          YES          FOR               FOR
of the Companies Act 1965, YM Raja Dato' Seri Abdul
Aziz bin Raja Salim as a Director of the Company to
hold office until the conclusion of the next AGM of
the Company

PROPOSAL #9.: Appoint Messrs. Mazars as the Auditors                       ISSUER          YES          FOR               FOR
of the Company and authorize the Directors to fix
their remuneration

PROPOSAL #10.: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
the Companies Act 1965 and the Articles of
Association of the Company, to allot and issue shares
 in the Company at any time until the conclusion of
the next AGM and upon such terms and conditions and
for such purposes as the Directors may, in their
absolute discretion, deem fit provided that the
aggregate number of shares to be issued does not
exceed 10% of the issued and paid-up share capital of
 the Company for the time being and that the
Directors be and are also empowered to obtain
approval for the listing of and quotation for the
additional shares so issued on Bursa Malaysia

PROPOSAL #11.: Approve the mandate for recurrent                           ISSUER          YES          FOR               FOR
related party transactions of revenue or trading
nature as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PERUSAHAAN PERSEROAN PERSERO P T TELEKOMUNIKIASI I
  TICKER:                N/A             CUSIP:     Y71474137
  MEETING DATE:          9/19/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to filling the vacant position                       ISSUER          YES          FOR               FOR
on the Board of Commissioners

PROPOSAL #2.: Approve the extension of the term of                         ISSUER          YES          FOR               FOR
the Company Board of Commissioners, which Members
were elected in EGM of shareholders dated 03 OCT
2004, until the closing of the Company AGM of
shareholder in 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PERUSAHAAN PERSEROAN PERSERO P T TELEKOMUNIKIASI I
  TICKER:                N/A             CUSIP:     Y71474137
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors report                        ISSUER          YES          FOR               FOR
for book year 2008 including the Board of
Commissioners report regarding their supervision duty

PROPOSAL #2.: Ratify the financial report and the                          ISSUER          YES          FOR               FOR
partnership and community development program for
book year 2008

PROPOSAL #3.: Approve the utilization of Company net                       ISSUER          YES          FOR               FOR
profit for Book Year 2008

PROPOSAL #4.: Approve the determination on                                 ISSUER          YES          FOR               FOR
remuneration for the Board of Management for book
year 2009

PROPOSAL #5.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
appoint Independent Public Accountant to audit
Company's books for book year 2009 and approve to
determine their honorarium

PROPOSAL #6.: Approve the implementation of                                ISSUER          YES          FOR               FOR
regulation of the Ministry of State owned enterprise
no. per 05/mbu/2008

PROPOSAL #7.: Approve the change in the Board of                           ISSUER          YES        AGAINST           AGAINST
Management structure

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETKIM PETROKIMYA HOLDING AS, IZMIR
  TICKER:                N/A             CUSIP:     M7871F103
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the assembly, elect the                           ISSUER          NO           N/A               N/A
Chairmanship

PROPOSAL #2.: Authorize the presiding Board to sign                        ISSUER          NO           N/A               N/A
the minutes of the general assembly meeting

PROPOSAL #3.: Amend the Articles number 3, 6, 8, 9                         ISSUER          NO           N/A               N/A
and 15 Articles of Association and abolition of
temporary Articles number 1, 2, and 3

PROPOSAL #4.: Approve the 2008 annual report with the                      ISSUER          NO           N/A               N/A
 reports of the Board and the Auditors

PROPOSAL #5.: Approve the 2008 FY balance sheet and                        ISSUER          NO           N/A               N/A
income statement according to the law of capital
markets Board and tax procedure law

PROPOSAL #6.: Approve the elections by the Board of                        ISSUER          NO           N/A               N/A
Directors and the Board of Auditors and electing
members for the Board of Directors and the Auditors
according to the Company's Article 11th, 22nd and
according to the Turkish Commercial Code 315th and
351th

PROPOSAL #7.: Grant discharge of the Chairman, Board                       ISSUER          NO           N/A               N/A
Members and Audit Committee Members in condition that
 the responsibilities of the Chairman, Board members
and Audit Committee Members who were in charge before
 privatization dated 30 MAY 2008

PROPOSAL #8.: Approve the Independent Auditor's                            ISSUER          NO           N/A               N/A
Committee to investigate operations and accounts of
the year 2008 and 2009 as per the Communique of the
independent external auditing in capital markets
published by the Capital Markets Board

PROPOSAL #9.: Approve to determine the wages of the                        ISSUER          NO           N/A               N/A
Members of the Board of Directors and the Auditors

PROPOSAL #10.: Approve the profit distribution                             ISSUER          NO           N/A               N/A
according to the Board of Directors proposal

PROPOSAL #11.: Approve to inform the shareholders on                       ISSUER          NO           N/A               N/A
the profit distribution policies

PROPOSAL #12.: wishes, hopes and closure                                   ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROBRAS ENERGIA  PARTICIPACIONES S A
  TICKER:                N/A             CUSIP:     P78277103
  MEETING DATE:          1/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the merger of the Company and                        ISSUER          NO           N/A               N/A
Petrobras Energa S.A. [Pesa], whereby Pesa is the
absorbing and surviving Company and Pepsa is the
absorbed Company [the Merger], under the terms of
Section 82 and related provisions of the Business
Associations law no.19,550, as amended [the Bal]

PROPOSAL #2.: Approve the following documentation                          ISSUER          NO           N/A               N/A
relating to the Merger: (I) the Preliminary Merger
Agreement signed by the Company and Pesa on 02 SEP
2008, (II) the Company's financial statements as of
30 JUN 2008 used for the purposes of the Merger, the
Merger special consolidated balance sheet as of 30
JUN 2008 and the reports prepared by the Statutory
Syndic Committee and the Company's External Auditor
on the above referenced financial statements, and
(iii) the exchange ratio

PROPOSAL #3.: Approve the performance of the                               ISSUER          NO           N/A               N/A
suspended Directors in accordance with the provisions
 of Section 7 of the Preliminary Merger Agreement and
 Section 84, last Paragraph, of the Bal, and the
performance of the Substitute Pesa Directors and the
consideration of the compensation of Directors

PROPOSAL #4.: Approve the dissolution of the Company                       ISSUER          NO           N/A               N/A
as a result of the Merger

PROPOSAL #5.: Grant authority for the execution, in                        ISSUER          NO           N/A               N/A
the name and on behalf of the Company, of the
Definitive Merger Agreement

PROPOSAL #6.: Authorize the Board of Directors, with                       ISSUER          NO           N/A               N/A
powers to sub-delegate, to take any and all steps
required in connection with the business to be dealt
with in Resolutions 1, 4 and 5 of the agenda

PROPOSAL #7.: Approve an affirmative vote in                               ISSUER          NO           N/A               N/A
connection with Resolutions 1, 2, 3, 4, 5, 6, 7, 8,
9, 10, 11 and 12 at Pesas General Regular and Special
 Shareholders Meeting called for 30 JAN 2009

PROPOSAL #8.: Appoint 2 shareholders to sign the                           ISSUER          NO           N/A               N/A
minutes

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROBRAS ENERGIA  PARTICIPACIONES S A
  TICKER:                N/A             CUSIP:     P78277103
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Receive the report from the Board of                        ISSUER          NO           N/A               N/A
Directors and informative summary, inventory, balance
 sheet, income statement, statement of the
development of net worth, cash flow statement,
complementary notes and exhibits to the balance sheet
 and the english-language version of the documents
referred to, the opinion from the Auditor, report
from the oversight committee and additional
information required by Article 68 of the stock
exchange regulations, for the FY that ended on 31 DEC

PROPOSAL #A.2: Approve the term in office of the                           ISSUER          NO           N/A               N/A
oversight body for the FY that ended on 31 DEC 2008,
and of the Management Body since the annual and EGM
of shareholders held on 30 JAN 2009, to date

PROPOSAL #A.3: Ratify the interim dividend                                 ISSUER          NO           N/A               N/A
distributed by the Board of Directors of the Company

PROPOSAL #A.4: Approve the allocation of profit                            ISSUER          NO           N/A               N/A

PROPOSAL #A.5: Elect the full and alternate Members                        ISSUER          NO           N/A               N/A
of the Oversight Committee

PROPOSAL #A.6: Approve the remuneration for the                            ISSUER          NO           N/A               N/A
Members of the Board of Directors and Members of the
Oversight Committee

PROPOSAL #A.7: Approve the compensation for the                            ISSUER          NO           N/A               N/A
certified Public Accountant who audited the balance
sheet to 31 DEC 2008, and designation of the
certified Public Accountant to perform the role of
Outside Auditor for the new FY

PROPOSAL #A.8: Approve the budget for the Audit                            ISSUER          NO           N/A               N/A
Committee

PROPOSAL #E.9: Approve the affirmative vote to be                          ISSUER          NO           N/A               N/A
cast in regard to items 1, 2, 3, 4, 5, 6, 7, 8, 9, 10
 and 11 at the annual and EGM of Petrobras Energia
S.A. called for 27 MAR 2009

PROPOSAL #A.10: Approve the designation of 2                               ISSUER          NO           N/A               N/A
shareholders to sign the minutes

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROBRAS ENERGIA PARTICIPACIONES S.A.
  TICKER:                PZE             CUSIP:     71646M102
  MEETING DATE:          1/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #R1: APPROVAL OF THE PERFORMANCE OF                               ISSUER          YES          FOR               FOR
SUSPENDED DIRECTORS.

PROPOSAL #S2: APPROVAL OF THE MERGER OF THE COMPANY                        ISSUER          YES          FOR               FOR
AND PETROBRAS ENERGIA S.A. (PESA), WHEREBY PESA IS
THE ABSORBING AND SURVIVING COMPANY AND PEPSA IS THE
ABSORBED COMPANY (THE MERGER).

PROPOSAL #S3: APPROVAL OF THE PRELIMINARY MERGER                           ISSUER          YES          FOR               FOR
AGREEMENT SIGNED BY THE COMPANY AND PESA ON SEPTEMBER
 2, 2008.

PROPOSAL #S4: APPROVAL OF THE COMPANY'S FINANCIAL                          ISSUER          YES          FOR               FOR
STATEMENTS AS OF JUNE 30, 2008.

PROPOSAL #S5: APPROVAL OF THE EXCHANGE RATIO IN                            ISSUER          YES          FOR               FOR
CONNECTION WITH THE MERGER.

PROPOSAL #S6: DISSOLUTION OF THE COMPANY AS A RESULT                       ISSUER          YES          FOR               FOR
OF THE MERGER.

PROPOSAL #S7: AUTHORIZATION FOR EXECUTION OF THE                           ISSUER          YES          FOR               FOR
DEFINITIVE MERGER AGREEMENT.

PROPOSAL #S8: DELEGATION TO THE BOARD OF DIRECTORS,                        ISSUER          YES          FOR               FOR
WITH POWERS TO SUBDELEGATE, OF ANY POWERS NECESSARY
TO TAKE ANY AND ALL STEPS REQUIRED IN CONNECTION WITH
 THE MERGER AND DISSOLUTION OF THE COMPANY.

PROPOSAL #S9: APPOINTMENT OF TWO SHAREHOLDERS TO SIGN                      ISSUER          YES          FOR               FOR
 THE MINUTES.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROBRAS ENERGIA PARTICIPACIONES S.A.
  TICKER:                PZE             CUSIP:     71646M102
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: CONSIDERATION OF THE ANNUAL REPORT AND                       ISSUER          YES          FOR               FOR
SUMMARY OF EVENTS, INVENTORY, ALL AS MORE FULLY
DESCRIBED IN THE PROXY STATMENT.

PROPOSAL #02: APPROVAL OF PERFORMANCE OF SUPERVISORY                       ISSUER          YES          FOR               FOR
BODY AND PERFORMANCE OF MANAGEMENT BODY SINCE THE
REGULAR AND SPECIAL SHAREHOLDERS' MEETING HELD ON
JANUARY 30, 2009 TO DATE.

PROPOSAL #03: CONFIRMATION OF THE ADVANCE DIVIDEND                         ISSUER          YES          FOR               FOR
DISTRIBUTED BY THE COMPANY'S BOARD OF DIRECTORS ON
AUGUST 5, 2008.

PROPOSAL #04: ALLOCATION OF PROFITS FOR THE YEAR.                          ISSUER          YES          FOR               FOR

PROPOSAL #05: ELECTION OF THE REGULAR AND ALTERNATE                        ISSUER          YES          FOR               FOR
MEMBERS OF THE STATUTORY SYNDIC COMMITTEE.

PROPOSAL #06: CONSIDERATION OF THE COMPENSATION OF                         ISSUER          YES          FOR               FOR
DIRECTORS AND STATUTORY SYNDIC COMMITTEE'S MEMBERS.

PROPOSAL #07: CONSIDERATION OF COMPENSATION OF                             ISSUER          YES          FOR               FOR
CERTIFIED PUBLIC ACCOUNTANT WHO AUDITED GENERAL
BALANCE SHEET AND APPOINTMENT OF CERTIFIED PUBLIC
ACCOUNTANT WHO WILL PERFORM AS INDEPENDENT AUDITOR.

PROPOSAL #08: CONSIDERATION OF THE AUDIT COMMITTEE'S                       ISSUER          YES          FOR               FOR
BUDGET.

PROPOSAL #09: AFFIRMATIVE VOTE TO BE CAST IN                               ISSUER          YES          FOR               FOR
CONNECTION WITH ITEMS 1-11 AT GENERAL REGULAR AND
EXTRAORDINARY SHAREHOLDERS' MEETING.*

PROPOSAL #10: APPOINTMENT OF TWO SHAREHOLDERS TO SIGN                      ISSUER          YES          FOR               FOR
 THE MINUTES.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROCHINA CO LTD
  TICKER:                N/A             CUSIP:     Y6883Q104
  MEETING DATE:          7/31/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the resolution regarding the                        ISSUER          YES          FOR               FOR
issue of Domestic Corporate Bonds in principal amount
 not exceeding RMB 60 billion within 2 years after
the date of such resolution passed at the EGM of the
Company and authorize the Directors to deal with all
matters in connection with the issue of Domestic
Corporate Bonds

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROCHINA CO LTD
  TICKER:                N/A             CUSIP:     Y6883Q104
  MEETING DATE:          10/21/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, the New                                  ISSUER          YES        AGAINST           AGAINST
Comprehensive Agreement entered into between the
Company and China National Petroleum Corporation;
approve the Non-Exempt Continuing Connected
Transactions and the proposed caps of the Non Exempt
Continuing Connected Transactions under the New
Comprehensive Agreement and the revised Non Exempt
annual caps, which the Company expects to occur in
the ordinary and usual course of business of the
Company and its subsidiaries, as the case may be, and
 to be conducted on normal commercial terms; and
approve and ratify the execution of the New
Comprehensive Agreement by Mr. Zhou Mingchun, Chief
Financial Officer for and on behalf of the Company
and authorize Mr. Zhou Mingchun to make any amendment
 to the New Comprehensive Agreement as he thinks
desirable and necessary and to do all such further
acts and things and execute such further documents
and take all such steps which in his opinion may be
necessary, desirable or expedient to implement and/or
 give effect to the terms of such transactions

PROPOSAL #2.: Approve and ratify, the Supplemental                         ISSUER          YES          FOR               FOR
Agreement to the CRMSC products and Services
Agreement between the Company and China Railway
Materials and Suppliers Corporation (as attached to
the resolution); approve the Non-Exempt Continuing
Connected Transactions under, and the proposed caps
in respect of, the supplemental agreement to the
CRMSC products and services agreement which the
Company expects to occur in the ordinary and usual
course of business of the Company and its
subsidiaries, as the case may be, and to be conducted
 on normal commercial terms; and approve and ratify
the execution of the CRMSC products and services
agreement by Mr. Zhou Mingchun, Chief Financial
Officer for and on behalf of the Company and
authorize Mr. Zhou Mingchun, to make any amendment to
 the CRMSC products and services agreement as he
thinks desirable and necessary and to do all such
further acts and things and execute such further
documents and take all such steps which in his
opinion may be necessary, desirable or expedient to

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROCHINA CO LTD
  TICKER:                N/A             CUSIP:     Y6883Q104
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for the year 2008

PROPOSAL #2.: Approve the report of Supervisory                            ISSUER          YES          FOR               FOR
Committee of the Company for the year 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements of the Company for the year 2008

PROPOSAL #4.: Approve the declaration and payment of                       ISSUER          YES          FOR               FOR
the final dividends for the YE 31 DEC 2008 in the
amount and in the manner recommend by the Board of
Directors

PROPOSAL #5.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
determine interim dividend

PROPOSAL #6.: Approve the continuation of appointment                      ISSUER          YES          FOR               FOR
 of PricewaterhouseCoopers, Certified Public
Accountants, as the International Auditors of the
Company and PricewaterhouseCoopers Zhong Tian CPAs
Company Limited, Certified Public Accountants, as the
 Domestic Auditors of the Company, for the year 2009
and authorize the Board of Directors to fix their
remuneration

PROPOSAL #S.7: Authorize the Board of Directors,                           ISSUER          YES        AGAINST           AGAINST
granted an unconditional general mandate to
separately or concurrently issue, allot and deal with
 additional domestic shares and overseas listed
foreign shares of the Company, provided that the
number of the domestic shares and overseas listed
foreign shares issued and allotted or agreed
conditionally or unconditionally to be issued and
allotted shall not exceed 20% of each of the existing
 domestic shares and overseas listed foreign shares
of the Company in issue as at the date of this
resolution, and to execute and do or procure to be
executed and done, all such documents, deeds and
things as it may consider necessary in connection
with the issue of such shares; [Authority expire
after the 12 month period following the passing of
this resolution]; and to make such amendments to the
Articles of Association of the Company as it thinks
fit so as to increase the registered share capital of
 the Company and reflect the new capital structure of
 the Company upon the allotment and issuance of
shares of the Company as contemplated in this
Resolution, in order to facilitate the issuance of
shares in accordance with this resolution in a timely
 manner, to establish a special committee of the
Board of Directors comprising Mr. Jiang Jiemin, Mr.
Zhou Jiping and Mr. Wang Guoliang and authorize such
committee to exercise all such power granted to the
Board of Directors to execute and do all such
documents, deeds and things as it may consider
necessary in connection with the issue of such shares
 contingent on the passing of this Resolution and
within the relevant period of this mandate, the Board
 of Directors and the special committee of the Board
of Directors will only exercise its respective power
under such mandate in accordance with the Company Law
 of the PRC, the Securities Law of the PRC,
regulations or the listing rules of the stock
exchange on which the Shares of the Company are
listed (as amended from time to time) and only if all
 necessary approvals from the China Securities
Regulatory Commission and/or other relevant PRC
government authorities are obtained and the special
committee of the Board of Directors will only
exercise its power under such mandate in accordance

PROPOSAL #S.8: Approve and ratify to grant an                              ISSUER          YES          FOR               FOR
unconditional general mandate to issue debt financing
 instruments in the aggregate principal amount of up
to RMB 100 billion (or if issued in foreign currency,
 equivalent to the exchange rate announced by the
People’s Bank of China on the date of issue),
upon such terms and conditions to be determined by
the Board of Directors, and authorize the Board of
Directors to: determine and approve the category,
specific terms, conditions and other matters in
respect of the issue of such instruments, including
but not limited to the issue size, actual amount,
currency, issue prices, coupon rates or method of
determining the coupon rates, timing of issuance,
whether to issue in tranches and the number of
tranches, whether any terms for repurchase and
redemption will be in place, rating arrangements,
guarantee, schedule of repayment of the principal and
 the interests, use of proceeds as approved by the
shareholders meeting, specific placing arrangements
and underwriting arrangements; and to make
corresponding changes to the plan of such issuance
based on opinions of the regulatory authorities when
there is any change on the policies which affects the
 issue of such instruments or when there are changes
on the market conditions, save for issues which are
subject to further approval at shareholders' meeting
as required by the relevant laws, regulations and
Articles of Association, to execute and do or procure
 to be executed and done, all such documents, deeds
and things as it may consider necessary in connection
 with the issue of such instruments, to determine
whether such instruments shall be listed, and where
the Board of Directors determines so, to execute and
do or procure to be executed and done, all such
documents, deeds and things as it may consider
necessary in connection with the listing of such
instruments, where the Board of Directors has already
 taken actions and steps with respect to the issue of
 such instruments, such actions and steps, and in the
 event the Company had issued such instrument and
would expect to fail to pay the principal or coupon
interests of such instrument on schedule, or fail to
pay the principal and coupon interests on the due
date during the subsistence of such instrument, to
determine not to distribute dividends to the
shareholders of the Company, in accordance with
relevant protection measures for repayment of debts
as required under the relevant laws and regulations;
[Authority expires until the conclusion of the next
AGM of the Company]; and in order to facilitate the
issuance of debt financing instruments in accordance
with this resolution in a timely manner, to further
authorize the Chief Financial Officer of the Company
to exercise all such power granted to the Board of
Directors to execute and do all such documents, deeds
 and things as he may consider necessary in
connection with the issue and listing (where
applicable) of such debt financing instruments, by
reference to the specific needs of the Company and

PROPOSAL #9.: Elect Mr. Wang Daocheng as an                                ISSUER          YES          FOR               FOR
Independent Supervisor of the  Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROLEO BRASILEIRO S.A. - PETROBRAS
  TICKER:                PBRA            CUSIP:     71654V101
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #IV: ELECTION OF ONE MEMBER OF THE BOARD OF                       ISSUER          YES       WITHHOLD           AGAINST
DIRECTORS

PROPOSAL #VI: ELECTION OF ONE MEMBER OF THE AUDIT                          ISSUER          YES        AGAINST           AGAINST
COMMITTEE AND HIS/HER RESPECTIVE SUBSITUTE

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROLEO BRASILEIRO S.A. - PETROBRAS
  TICKER:                PBR             CUSIP:     71654V408
  MEETING DATE:          11/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE PROTOCOL AND THE                             ISSUER          YES          FOR               FOR
JUSTIFICATION OF INCORPORATION, DATED OCTOBER 2 2008,
 SIGNED BY PETROBRAS, AS THE SURVIVING COMPANY, AND
BY '17 DE MAIO PARTICIPACOES S.A'., AS THE ACQUIRED
COMPANY, TOGETHER WITH THE RESPECTIVE PERTINENT
DOCUMENTS, AND THE APPROVAL OF '17 DE MAIO
PARTICIPACOES S.A.' INCORPORATION OPERATION.

PROPOSAL #02: APPROVAL OF THE APPOINTMENT OF A                             ISSUER          YES          FOR               FOR
SPECIALIZED COMPANY TO EVALUATE THE ASSETS AND THE
APPROVAL OF THE RESPECTIVE EVALUATION REPORT, UNDER
THE TERMS OF 1 AND 3 OF ART. 227, LAW NO. 6.404/76.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROLEO BRASILEIRO S.A. - PETROBRAS
  TICKER:                PBR             CUSIP:     71654V408
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I: MANAGEMENT REPORT, FINANCIAL STATEMENTS                       ISSUER          YES          FOR               FOR
AND AUDIT COMMITTEE'S OPINION FOR THE FISCAL YEAR 2008

PROPOSAL #II: CAPITAL EXPENDITURE BUDGET FOR THE                           ISSUER          YES          FOR               FOR
FISCAL YEAR 2009

PROPOSAL #III: DISTRIBUTION OF RESULTS FOR THE FISCAL                      ISSUER          YES          FOR               FOR
 YEAR 2008

PROPOSAL #IV: ELECTION OF MEMBERS OF THE BOARD OF                          ISSUER          YES        AGAINST           AGAINST
DIRECTORS

PROPOSAL #V: ELECTION OF CHAIRMAN OF THE BOARD OF                          ISSUER          YES        AGAINST           AGAINST
DIRECTORS

PROPOSAL #VI: ELECTION OF MEMBERS OF THE AUDIT BOARD                       ISSUER          YES        AGAINST           AGAINST
AND THEIR RESPECTIVE SUBSTITUTES

PROPOSAL #VII: ESTABLISHMENT OF THE COMPENSATION OF                        ISSUER          YES          FOR               FOR
MANAGEMENT AND EFFECTIVE MEMBERS OF THE AUDIT
COMMITTEE, AS WELL AS THEIR PARTICIPATION IN THE
PROFITS PURSUANT TO ARTICLES 41 AND 56 OF THE
COMPANY'S BYLAWS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROLEO BRASILEIRO SA PETROBRAS
  TICKER:                N/A             CUSIP:     P78331132
  MEETING DATE:          11/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve the protocol and justification                       ISSUER          YES          FOR               FOR
of merger, dated 02 OCT 2008, entered into between
Petrobras, as the Company carrying out the merger,
and 17 De Maio Participacoes S.A, as the Company
being merged, together with the respective pertinent
documents, and approval of the transaction of merger
of 17 De Maio Participacoes S.A

PROPOSAL #II.: Appoint a specialized Company for the                       ISSUER          YES          FOR               FOR
purpose of valuation and approve the respective
valuation report, in accordance with the terms of
paragraphs 1st and 3rd of Article 227 of Law 6404/76

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROLEO BRASILEIRO SA PETROBRAS
  TICKER:                N/A             CUSIP:     P78331140
  MEETING DATE:          11/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approval of the protocol and the                             ISSUER          NO           N/A               N/A
justification of Incorporation, dated 02 OCT 2008,
signed by Petrobras, as the surviving Company, and by
 17 De Maio Participacoes S.A, as the acquired
Company, together with the respective pertinent
documents and the approval of 17 De Maio
Participacoes S.A Incorporation operation

PROPOSAL #II.: Approval of the appointment of a                            ISSUER          NO           N/A               N/A
specialized Company to evaluate the assets and the
approval of the respective evaluation report, under
the terms of Sections 1 and 3 of the Article 227, Law
 No. 6.404/76

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROLEO BRASILEIRO SA PETROBRAS, RIO DE JANEIRO
  TICKER:                N/A             CUSIP:     P78331132
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Receive the Board of Directors annual                        ISSUER          YES          FOR               FOR
report, financial statements and the finance
committee report relating to FY of 2008

PROPOSAL #II.: Approve the budget of capital,                              ISSUER          YES          FOR               FOR
relative to the exercise 2009

PROPOSAL #III.: Approve the destination of the YE                          ISSUER          YES          FOR               FOR
results of 2008

PROPOSAL #IV.: Elect the Members of the Board of                           ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #V.: Elect the President of the Board of                          ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #VI.: Elect the Members of the Finance                            ISSUER          YES        AGAINST           AGAINST
Committee and respective substitutes

PROPOSAL #VII.: Approve to set the remuneration of                         ISSUER          YES          FOR               FOR
the Directors and the full Members of the Finance
Committee as well as their share in profits, in the
manner provided by Articles 41 and 56 of the Company
Bylaws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROLEO BRASILEIRO SA PETROBRAS, RIO DE JANEIRO
  TICKER:                N/A             CUSIP:     P78331140
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: The Board of Directors annual report,                        ISSUER          NO           N/A               N/A
the financial statements and Finance Committee report
 relating to FY of 2008

PROPOSAL #II.: Budget of capital, relative to the                          ISSUER          NO           N/A               N/A
exercise 2009

PROPOSAL #III.: Destination of the YE results of 2008                      ISSUER          NO           N/A               N/A

PROPOSAL #IV.: Elect the Members of the Board of                           ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #V.: To elect the President of the Board of                       ISSUER          NO           N/A               N/A
Directors

PROPOSAL #VI.: Elect the Members of the Finance                            ISSUER          YES        AGAINST           AGAINST
Committee and respective substitutes

PROPOSAL #VII.: To set the remuneration of the                             ISSUER          NO           N/A               N/A
Directors and the full members of the Finance
Committee as well as their share in profits, in the
manner provided by Articles 41 and 56 of the Company
ByLaws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETRON CORP
  TICKER:                N/A             CUSIP:     Y6885F106
  MEETING DATE:          7/31/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Call to order                                                ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the report on the attendance                         ISSUER          YES          FOR               FOR
and quorum

PROPOSAL #3.: Approve the minutes of previous annual                       ISSUER          YES          FOR               FOR
stock holders meeting

PROPOSAL #4.: Receive the Management report and                            ISSUER          YES          FOR               FOR
submission of financial statements to stockholders

PROPOSAL #5.: Ratify all the Acts of the Board of                          ISSUER          YES          FOR               FOR
Directors and Management during the year 2006

PROPOSAL #6.: Appoint an Independent Auditor                               ISSUER          YES          FOR               FOR

PROPOSAL #7.1: Elect Mr. Nicasio I. Alcantara as a                         ISSUER          YES          FOR               FOR
Member of the Board of Director for the ensuing year

PROPOSAL #7.2: Elect Mr. Bernardino R. Abes as a                           ISSUER          YES          FOR               FOR
Member of the Board of Director for the ensuing year

PROPOSAL #7.3: Elect Mr. Michael T. Defensor as a                          ISSUER          YES          FOR               FOR
Member of the Board of Director for the ensuing year

PROPOSAL #7.4: Elect Mr. Alberto A. Pedrosa as a                           ISSUER          YES          FOR               FOR
Member of the Board of Director for the ensuing year

PROPOSAL #7.5: Elect Mr. Kamal M. AL-Yahya as a                            ISSUER          YES          FOR               FOR
Member of the Board of Director for the ensuing year

PROPOSAL #7.6: Elect Mr. Abdullah O. AL-Baiz as a                          ISSUER          YES          FOR               FOR
Member of the Board of Director for the ensuing year

PROPOSAL #7.7: Elect Mr. Nabilah M. AL-Tunisi as a                         ISSUER          YES          FOR               FOR
Member of the Board of Director for the ensuing year

PROPOSAL #7.8: Elect Mr. Abdallah I. AL-Saadan as a                        ISSUER          YES          FOR               FOR
Member of the Board of Director for the ensuing year

PROPOSAL #7.9: Elect Ms. Emilia T. Boncodin as an                          ISSUER          YES          FOR               FOR
Independent Director for the ensuing year

PROPOSAL #7.10: Elect Mr. Douhan H. AL-Douhan as an                        ISSUER          YES          FOR               FOR
Independent Director for the ensuing year

PROPOSAL #8.: Any other business                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETRONAS DAGANGAN BHD PDB
  TICKER:                N/A             CUSIP:     Y6885A107
  MEETING DATE:          7/24/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for he YE 31 MAR 2008 together with the
reports of the Directors and Auditors thereon

PROPOSAL #2.: Approve the payment of the final                             ISSUER          YES          FOR               FOR
dividend of 33 sen per ordinary share less income tax
 at 25% in respect of the YE 31 MAR 2008

PROPOSAL #3.: Re-elect Dato' Dr. R. Thillainathan as                       ISSUER          YES          FOR               FOR
a Director, pursuant to Article 93 of the Company's
Articles of Association

PROPOSAL #4.: Re-elect Mr. Datuk Ainon Marziah bt                          ISSUER          YES          FOR               FOR
Wahi as a Director, pursuant to Article 93 of the
Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Mohamad Sabarudin bin                           ISSUER          YES        AGAINST           AGAINST
Mohamad Amin as a Director, pursuant to Article 96 of
 the Company's Articles of Association

PROPOSAL #6.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
in respect of the YE 31 MAR 2008

PROPOSAL #7.: Re-appoint Messers. KPMG Desa Megat and                      ISSUER          YES          FOR               FOR
 Company as Auditors of the Company and authorize the
 Directors to fix their remuneration

PROPOSAL #8.: Re-appoint Dato' Chew Kong Seng as a                         ISSUER          YES          FOR               FOR
Director of the Company and to hold office until the
conclusion of the next AGM according, who retires
pursuant to Section 129 of the Companies Act, 1956

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETRONAS GAS BHD
  TICKER:                N/A             CUSIP:     Y6885J116
  MEETING DATE:          7/23/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the YE 31 MAR 2008 together with the
Reports of the Directors and Auditors thereon

PROPOSAL #2.: Approve the payment of final dividend                        ISSUER          YES          FOR               FOR
of 20% per ordinary share tax exempt and 15% per
ordinary share less 25% tax in respect of the year
ended 31 March 2008

PROPOSAL #3.: Re-elect Mr. Tan Sri Dato Sri Mohd                           ISSUER          YES          FOR               FOR
Hassan bin Marican as a Director pursuant to Article
93 of the Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Datuk (Dr) Abdul Rahim bin                      ISSUER          YES          FOR               FOR
 Haji Hashim as a Director pursuant to Article 93 of
the Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Muri bin Muhammad as a                          ISSUER          YES          FOR               FOR
Director pursuant to Article 93 of the Company's
Articles of Association

PROPOSAL #6.: Approve the Directors' fees in respect                       ISSUER          YES          FOR               FOR
of the YE 31 MAR 2008

PROPOSAL #7.: Re-appoint Messrs. KPMG Desa Megat &                         ISSUER          YES          FOR               FOR
Co. as Auditors of the Company and authorize the
Directors to fix their remuneration

PROPOSAL #8.: Re-appoint Mr. Dato' Chew Kong Seng as                       ISSUER          YES          FOR               FOR
a Director of the Company retires in accordance with
Section 129 of the Companies Act, 1965 to hold office
 until the conclusion of next AGM of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PHILIPPINE LONG DISTANCE TEL CO MEDIUM TERM NTS BO
  TICKER:                N/A             CUSIP:     718252109
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the audited financial statement                      ISSUER          YES          FOR               FOR
 for the FYE 31 DEC 2008

PROPOSAL #2.1: Elect Rev. Fr. Bienvenido F. Nebres,                        ISSUER          YES          FOR               FOR
S.J. as an Independent Director

PROPOSAL #2.2: Elect Mr. Oscar S. Reyes as an                              ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #2.3: Elect Mr. Pedro E. Roxas as an                              ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #2.4: Elect Mr. Alfred V. TY as an                                ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #2.5: Elect Mr. Donald G. Dee as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Elect Ms. Helen Y. Dee as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Elect Atty. Ray C. Espinosa as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.8: Elect Mr. Tatsu Kono as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Elect Mr. Takashi Ooi as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Elect Mr. Napoleon L. Nazareno as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.11: Elect Mr. Manuel V. Pangilinan as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.12: Elect Mr. Albert F. Del Rosario as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.13: Elect Mr. Tony Tan Caktiong as a                           ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PICC PPTY & CAS CO LTD
  TICKER:                N/A             CUSIP:     Y6975Z103
  MEETING DATE:          1/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Ding Ningning as an                             ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company for
 a term of 3 years commencing from 18 JAN 2009 to 17
JAN 2012

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PICC PPTY & CAS CO LTD
  TICKER:                N/A             CUSIP:     Y6975Z103
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the issue of a 10-year                              ISSUER          YES          FOR               FOR
subordinated term debts with an aggregate principal
amount of not exceeding RMB 8,000 million by the
Company, and authorize the Board of Directors of the
Company to determine the terms and conditions and
other relevant matters of such issue, and do all such
 acts and things or execute all such documents as it
may in its opinion consider necessary, desirable or
expedient for the purpose of effecting or otherwise
in connection with such issue or any matter
incidental thereto

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PICC PPTY & CAS CO LTD
  TICKER:                N/A             CUSIP:     Y6975Z103
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for 2008

PROPOSAL #2.: Approve the Report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements and the Report of the Auditors of the
Company for the YE 31 DEC 2008

PROPOSAL #4.: Approve the profit distribution plan of                      ISSUER          YES          FOR               FOR
 the Company for the YE 31 DEC 2008

PROPOSAL #5.: Approve the Directors fees for 2009                          ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the supervisors fees for 2009                        ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint Ernst & Young as the                              ISSUER          YES          FOR               FOR
international auditors of the Company and Ernst &
Young Hua Ming as the domestic auditors of the
Company to hold office until the conclusion of the
next AGM, and to authorize the Board of Directors to
fix their remuneration

PROPOSAL #S.8: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
separately or concurrently issue, allot or deal with
additional domestic shares and H shares in the
Company not exceeding 20% of each of the aggregate
nominal amount of the domestic shares and H shares of
 the Company in issue within 12 months from the date
on which shareholders approval is obtained, and to
authorize the Board of Directors to increase the
registered capital of the Company and make
corresponding amendments to the Articles of
Association of the Company as it thinks fit so as to
reflect the new capital structure upon the issue or
allotment of shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PICK'N PAY STORES LTD
  TICKER:                N/A             CUSIP:     S60947108
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Adopt the annual financial statements                       ISSUER          YES          FOR               FOR
of the Company and its subsidiaries, for the YE 28
FEB 2009

PROPOSAL #O.2: Re-appoint KPMG Inc. as the Auditors                        ISSUER          YES          FOR               FOR
of the Company for the ensuring year

PROPOSAL #O.3.1: Elect Mr. Raymond David Ackerman as                       ISSUER          YES          FOR               FOR
a Director of the Company

PROPOSAL #O.3.2: Elect Mr. Dennis Gershon Cope as a                        ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #O.3.3: Elect Mr. David Robins as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #O.3.4: Elect Mr. Benedict James Van Der                          ISSUER          YES          FOR               FOR
Ross as a Director of the Company

PROPOSAL #O.4: Approve and ratify, the housing loans                       ISSUER          YES        AGAINST           AGAINST
granted to the Company's Directors for the YE 28 FEB
2009, as specified in the financial statements
accompanying this notice of AGM

PROPOSAL #O.5: Approve the Directors' fees for the YE                      ISSUER          YES          FOR               FOR
 28 FEB 2010: Executive Directors, unchanged at ZAR
1,500, Lead Non-Executive Director, increased by ZAR
8,000 to ZAR 88,000, Non-Executive Directors,
increased by ZAR 25,000 to ZAR 265,000, Chairman of
the Audit, Risk and Compliance Committee increased by
 ZAR 20,000 to ZAR 220,000, Chairman of the
Remuneration Committee, increased by ZAR 10,000 to
ZAR 110,000, Member of the Audit Risk and Compliance
Committee increased by ZAR 8,000 to ZAR 88,000,
Member of the Remuneration Committee, increased by
ZAR 5,000 to ZAR 55,000, Member of the Nominations
Committee, unchanged at ZAR 50,000

PROPOSAL #S.1: Authorize the Company or any of its                         ISSUER          YES          FOR               FOR
subsidiaries from time to time, as a general approval
 contemplated in Sections 85 and 89 of the Companies
Act 61 of 1973 [as amended] [Companies Act], the
acquisition, of the issued shares of the Company,
upon such terms and conditions and in such amounts as
 the Directors of the Company may from time to time
determine, but subject to the Articles of Association
 of the Company, the provisions of the Companies Act
and the JSE Limited [JSE] Listing Requirements [JSE
Listing Requirements] as presently constituted and
which may be amended from time to time and provided
that acquisitions by the Company and its subsidiaries
 of shares in the capital of the Company may not, in
the aggregate, exceed in any 1 FY 10% of the
Company's issued share capital of the class of shares
 acquired from the date of the grant of this general
authority; [Authority expires the earlier of the
Company's next AGM or 15 months from the date of the
passing of this special resolution]; a paid press
announcement, will be published as soon as the
Company and/or its subsidiaries has/have acquired,
shares constituting, on a cumulative basis, 3% of the
 number of shares of the class of shares acquired in
issue at the time of granting of this general and for
 each 3% in aggregate of the initial number of the
class of shares acquired thereafter, which
announcement shall contain full details of such
acquisitions as required by rule 11.27 of the JSE
Listing Requirements; in determining the price at
which the Company's shares acquired by the Company or
 its subsidiaries in terms of this general approval,
the maximum price at which such shares may be
acquired may not be greater than 10% above the
weighted average of the market price at which such
ordinary shares are traded on the JSE, as determined
over the 5 business days immediately preceding the
date of acquisition of such shares by the Company or
its subsidiaries; and in the case of a derivate [as
contemplated in the JSE Listings Requirements] the
price of the derivate shall be subject to the
limitations set out in Section 5.84(a) of the JSE
Listings Requirements; and the Company and/or its
subsidiaries may not repurchase any shares during a
prohibited period, as defined in the JSE Listings
Requirements, unless the Company and/or its
subsidiaries has in place a repurchase programme,
where dates and quantities of shares to be traded
during the prohibited period are fixed and full
details of the programme have been disclosed in an
announcement over SENS prior to the commencement of

PROPOSAL #O.6: Approve to place 25.3 million [5% of                        ISSUER          YES        AGAINST           AGAINST
issued share capital] of the unissued authorized
ordinary shares in the Company [which for the
purposes of the JSE Listing Requirements and these
resolutions shall include treasury shares] and in
addition the 67.3 million unissued authorized
ordinary shares specifically approved for issue in
terms of the Company's Share Incentive Schemes, under
 the control of the Directors until the next AGM,
subject to the provisions of the Companies Act and
the JSE Listings Requirements and the condition that
no issue of these shares will be made if it could
have the effect of changing control of the Company

PROPOSAL #O.7: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to not less than 75% of the voted
cast by those shareholders of the Company present in
person or represented by proxy to vote at this AGM
voting in favor of this ordinary resolution;
authorize the Directors of the Company of a general
authority to issue [which shall for the purpose of
the JSE Listing Requirements include the sale of
treasury shares] for cash [as contemplated in the JSE
 Listing Requirements] all or any of the authorized
but unissued shares in the capital of the Company,
including options and convertible securities, as and
when they in their discretion deem fit, subject to
the Companies Act, the Articles of Association of the
 Company and the JSE Listing Requirements as
presently constituted and which may be amended from
time to time, and provided that such issues for cash
may not, in the aggregate, in any 1 FY, exceed 5% of
the number of the shares of the relevant class of
shares issued prior to such issue, 15% of the number
of the issued shares of the Company that class of
equity securities before such issue, at the maximum
permitted discount of 10% of the weighted average
traded price on the JSE of those shares over the 30
business days of prior to the date that the price of
the issue is determined or agreed by the Directors of
 the Company; [Authority expires the earlier of the
Company's next AGM or 15 months from the date of the
passing of this ordinary resolution]; a paid press
announcement giving full details, including the
number of shares issued, the average discount to the
weighted average traded price of the shares over the
30 days prior to the date that the price of the issue
 was determined or agreed by the Directors of the
Company arid the expected effect on the net asset
value per share, net tangible asset value per share,
earnings per share and headline earnings per share,
at the time of any issue representing, on a
cumulative basis within 1 FY, 5% or more of the
number of sharps in issue prior to the issue in
accordance with the JSE Listings Requirements; any
issue will only be made to public shareholders as
defined by the JSE Listings Requirements arid not to

PROPOSAL #O.8: Authorize each and every Director of                        ISSUER          YES          FOR               FOR
the Company to do all such things and sign all such
documents as may be necessary for or incidental to
the implementation of the resolutions passed at this
meeting

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  ISSUER:                PIK GROUP
  TICKER:                N/A             CUSIP:     69338N206
  MEETING DATE:          1/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Approve the interested party                                ISSUER          YES        AGAINST           AGAINST
transaction on the specified essential conditions

PROPOSAL #1.2: Approve the interested party                                ISSUER          YES        AGAINST           AGAINST
transaction which may be executed in the future on
the specified essential conditions

PROPOSAL #1.3: Approve the interested party                                ISSUER          YES        AGAINST           AGAINST
transaction which may be executed in the future on
the specified essential conditions

PROPOSAL #1.4: Approve the interested party                                ISSUER          YES        AGAINST           AGAINST
transaction which may be executed in the future on
the specified essential conditions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PIK GROUP
  TICKER:                N/A             CUSIP:     69338N206
  MEETING DATE:          2/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to determine the number of                           ISSUER          YES          FOR               FOR
Membership of the Board of Directors of the Company
as 11 persons

PROPOSAL #2.: Approve to early terminate the powers                        ISSUER          YES          FOR               FOR
of the Members of the Board of Directors of the

PROPOSAL #3.1: Elect Mr. Zhukov Yury Vladimirovich as                      ISSUER          YES        AGAINST           AGAINST
 a Member of the Board of Directors of PIK Group

PROPOSAL #3.2: Elect Mr. Pisarev Kirill Valeryevich                        ISSUER          YES        AGAINST           AGAINST
as a Member of the Board of Directors of PIK Group

PROPOSAL #3.3: Elect Mr. Eyramdzhants Artem Sergovich                      ISSUER          YES        AGAINST           AGAINST
 as a Member of the Board of Directors of PIK Group

PROPOSAL #3.4: Elect Mr. Kanaev Sergey Vladimirovich                       ISSUER          YES        AGAINST           AGAINST
as a Member of the Board of Directors of PIK Group

PROPOSAL #3.5: Elect Mr. Timmins Stuart Lee as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors of PIK Group

PROPOSAL #3.6: Elect Mr. Schmucki Anselm Oscar as a                        ISSUER          YES          FOR               FOR
Member of the Board of Directors of PIK Group

PROPOSAL #3.7: Elect Mr. Sen Shanti as a Member of                         ISSUER          YES          FOR               FOR
the Board of Directors of PIK Group

PROPOSAL #3.8: Elect Mr. Sobel Richard Paul as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors of PIK Group

PROPOSAL #3.9: Elect Mr. Maryanchik Alec as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors of PIK Group

PROPOSAL #3.10: Elect Mr. Gubarev Alexander                                ISSUER          YES          FOR               FOR
Valeryevich as a Member of the Board of Directors of
PIK Group

PROPOSAL #3.11: Elect Mr. Nozdrachev Denis                                 ISSUER          YES          FOR               FOR
Alexandrovich as a Member of the Board of Directors
of PIK Group

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PIK GROUP
  TICKER:                N/A             CUSIP:     69338N206
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the annual                        ISSUER          YES        ABSTAIN           AGAINST
financial statements, including the profit and loss
statement of PIK Group for 2008

PROPOSAL #2.: Approve the distribution of profit and                       ISSUER          YES        ABSTAIN           AGAINST
loss of PIK Group, including payment [announcement]
of dividends based on the results of 2008

PROPOSAL #3.1: Elect Yury Zhukov as a Member of the                        ISSUER          YES        ABSTAIN           AGAINST
Board of Directors of PIK Group

PROPOSAL #3.2: Elect Kirill Pisarev as a Member of                         ISSUER          YES        ABSTAIN           AGAINST
the Board of Directors of PIK Group

PROPOSAL #3.3: Elect Sergey Kanaev as a Member of the                      ISSUER          YES        ABSTAIN           AGAINST
 Board of Directors of PIK Group

PROPOSAL #3.4: Elect Artem Eyramdzhants as a Member                        ISSUER          YES        ABSTAIN           AGAINST
of the Board of Directors of PIK Group

PROPOSAL #3.5: Elect Lee Stuart Timmins as a Member                        ISSUER          YES        ABSTAIN           AGAINST
of the Board of Directors of PIK Group

PROPOSAL #3.6: Elect Anselm Oscar Schmucki as a                            ISSUER          YES        ABSTAIN           AGAINST
Member of the Board of Directors of PIK Group

PROPOSAL #3.7: Elect Shanti Sen as a Member of the                         ISSUER          YES        ABSTAIN           AGAINST
Board of Directors of PIK Group

PROPOSAL #3.8: Elect Alec Maryanchik as a Member of                        ISSUER          YES        ABSTAIN           AGAINST
the Board of Directors of PIK Group

PROPOSAL #3.9: Elect Alexander Gubarev as a Member of                      ISSUER          YES        ABSTAIN           AGAINST
 the Board of Directors of PIK Group

PROPOSAL #3.10: Elect Alexander Mosionzhik as a                            ISSUER          YES        ABSTAIN           AGAINST
Member of the Board of Directors of PIK Group

PROPOSAL #3.11: Elect Andrey Rodionov as a Member of                       ISSUER          YES        ABSTAIN           AGAINST
the Board of Directors of PIK Group

PROPOSAL #3.12: Elect Pavel Grachev as a Member of                         ISSUER          YES        ABSTAIN           AGAINST
the Board of Directors of PIK Group

PROPOSAL #3.13: Elect Denis Nozdrachev as a Member of                      ISSUER          YES        ABSTAIN           AGAINST
 the Board of Directors of PIK Group

PROPOSAL #4.1: Elect Loudmila Monetova as a Member of                      ISSUER          YES        ABSTAIN           AGAINST
 the Audit Commission of PIK Group

PROPOSAL #4.2: Elect Elena Ivanova as a Member of the                      ISSUER          YES        ABSTAIN           AGAINST
 Audit Commission of PIK Group

PROPOSAL #4.3: Elect Olga Kobizskaya as a Member of                        ISSUER          YES        ABSTAIN           AGAINST
the Audit Commission of PIK Group

PROPOSAL #5.: Approve the Auditor of PIK Group                             ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #6.: Approve the interested party                                 ISSUER          YES        ABSTAIN           AGAINST
transactions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PING AN INS GROUP CO CHINA LTD
  TICKER:                N/A             CUSIP:     Y69790106
  MEETING DATE:          7/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company [the Articles of Association] by deleting
 Article 13 in its entirety and substituting
therefore with the specified new Article 13

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PING AN INSURANCE (GROUP) COMPANY OF CHINA LTD
  TICKER:                N/A             CUSIP:     Y69790106
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company [the Board of Directors] for
 the YE 31 DEC 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company [the Supervisory Committee]
for the YE 31 DEC 2008

PROPOSAL #3.: Approve the annual report and its                            ISSUER          YES          FOR               FOR
summary of the Company for the YE 31 DEC 2008

PROPOSAL #4.: Approve the report of the Auditors and                       ISSUER          YES          FOR               FOR
audited financial statements of the Company for the
YE 31DEC 2008

PROPOSAL #5.: Approve the Profit Distribution Plan                         ISSUER          YES          FOR               FOR
for the YE 31 DEC 2008

PROPOSAL #6.: Re-appoint Ernst & Young Hua Ming as                         ISSUER          YES          FOR               FOR
the PRC Auditors and Ernst & Young as the
International Auditors of the Company to hold office
until the conclusion of the next AGM and authorize
the Board of Directors to fix their remuneration

PROPOSAL #7.: Re-elect Mr. Ma Mingzhe as an Executive                      ISSUER          YES          FOR               FOR
 Director of the Company to hold office until the
expiry of the term of the 8th Session of the Board of
 Directors

PROPOSAL #8.: Re-elect Mr. Sun Jianyi as an Executive                      ISSUER          YES          FOR               FOR
 Director of the Company to hold office until the
expiry of the term of the 8th Session of the Board of
 Directors

PROPOSAL #9.: Re-elect Mr. Cheung Chi Yan Louis as an                      ISSUER          YES          FOR               FOR
 Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #10.: Appoint Ms. Wang Liping as an                               ISSUER          YES          FOR               FOR
Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #11.: Appoint Mr. Jason Bo Yao as an                              ISSUER          YES          FOR               FOR
Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #12.: Re-elect Ms. Lin Lijun as a Non-                            ISSUER          YES          FOR               FOR
Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #13.: Re-elect Mr. Hu Aimin as a Non-                             ISSUER          YES          FOR               FOR
Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #14.: Re-elect Mr. Chen Hongbo as a Non-                          ISSUER          YES          FOR               FOR
executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #15.: Re-elect Mr. Wong Tung Shun Peter as a                      ISSUER          YES          FOR               FOR
 Non-Executive Director of the Company to hold office
 until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #16.: Re-elect Mr. Ng Sing Yip as a Non-                          ISSUER          YES          FOR               FOR
Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #17.: Re-elect Mr. Clive Bannister as a Non-                      ISSUER          YES          FOR               FOR
Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #18.: Appoint Ms. Li Zhe as a Non-Executive                       ISSUER          YES          FOR               FOR
Director of the Company to hold office until the
expiry of the term of the 8th Session of the Board of
 Directors

PROPOSAL #19.: Re-elect Mr. Chow Wing Kin Anthony as                       ISSUER          YES          FOR               FOR
an Independent Non-Executive Director of the Company
to hold office until the expiry of the term of the
8th Session of the Board of Directors

PROPOSAL #20.: Re-elect Mr. Zhang Hongyi as an                             ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company to
hold office until the expiry of the term of the 8th
Session of the Board of Directors

PROPOSAL #21.: Re-elect Mr. Chen Su as an Independent                      ISSUER          YES          FOR               FOR
 Non-Executive Director of the Company to hold office
 until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #22.: Re-elect Mr. Xia Liping as an                               ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company to
hold office until the expiry of the term of the 8th
Session of the Board of Directors

PROPOSAL #23.: Appoint Mr. Tang Yunwei as an                               ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company to
hold office until the expiry of the term of the 8th
Session of the Board of Directors

PROPOSAL #24.: Appoint Mr. Lee Ka Sze Carmelo as an                        ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company to
hold office until the expiry of the term of the 8th
Session of the Board of Directors

PROPOSAL #25.: Appoint Mr. Chung Yu-Wo Danny as an                         ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company to
hold office until the expiry of the term of the 8th
Session of the Board of Directors

PROPOSAL #26.: Approve the Directors' emolument plan                       ISSUER          YES          FOR               FOR
for the Board of Directors

PROPOSAL #27.: Appoint Mr. Gu Liji as an Independent                       ISSUER          YES          FOR               FOR
Supervisor of the Company to hold office until the
expiry of the term of the 6th Session of the
Supervisory Committee

PROPOSAL #28.: Re-elect Mr. Sun Fuxin as an                                ISSUER          YES          FOR               FOR
Independent Supervisor of the Company to hold office
until the expiry of the term of the 6th Session of
the Supervisory Committee

PROPOSAL #29.: Appoint Mr. Song Zhijiang as a                              ISSUER          YES          FOR               FOR
Supervisor of the Company representing the
shareholders of the Company to hold office until the
expiry of the term of the 6th Session of the
Supervisory Committee

PROPOSAL #30.: Approve the Supervisors' emolument                          ISSUER          YES          FOR               FOR
plan for the Supervisory Committee

PROPOSAL #S.31: Approve the proposed amendments to                         ISSUER          YES          FOR               FOR
the Articles of Association of the Company as
specified, and authorize the Board of Directors to
make further amendments which in its opinion may be
necessary, desirable and expedient in accordance with
 the applicable laws and regulations, and as may be
required by the China Insurance Regulatory Commission
 [CIRC] and other relevant authorities, the amended
Articles of Association of the Company as referred to
 in this special resolution shall come into effect
following the relevant approvals from CIRC are

PROPOSAL #S.32: Authorize the Board of Directors,                          ISSUER          YES        AGAINST           AGAINST
subject to this Resolution and in accordance with the
 relevant requirements of the Rules Governing the
Listing of Securities on The Stock Exchange of Hong
Kong Limited, the Articles of Association of the
Company and the applicable Laws and regulations of
the People's Republic of China, the exercise by the
Board of Directors during the Relevant Period [as
specified] of all the powers of the Company to allot,
 issue and deal with, either separately or
concurrently, additional H shares of the Company and
to make or grant offers, agreements, options and
rights of exchange or conversion which might require
the exercise of such powers be hereby generally and
unconditionally approved, during and after the
relevant period, the aggregate nominal amount of H
shares allotted, issued and dealt with or agreed
conditionally or unconditionally to be allotted,
issued and dealt with [whether pursuant to an option
or otherwise] by the Board of Directors pursuant to
the approval granted in this Resolution shall not
exceed 20% of the aggregate nominal amount of H
shares of the Company in issue on the date of passing
 this resolution, otherwise than pursuant to [i] a
rights issue [as hereinafter defined] or [ii] any
scrip dividend or similar arrangement providing for
allotment of shares in lieu of the whole or part of a
 dividend on shares of the Company in accordance with
 the Articles of Association; and to make
corresponding amendments to the Articles of
Association of the Company as it thinks fit so as to
reflect the new capital structure upon the allotment
or issuance of shares as provided in this Resolution

PROPOSAL #33.: Appoint Mr. Peng Zhijian as an                              ISSUER          YES          FOR               FOR
Independent Supervisor of the Company to hold office
until the expiry of the term of the 6th Session of
the supervisory Committee

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  ISSUER:                PKO BANK POLSKI S.A.
  TICKER:                N/A             CUSIP:     X6919X108
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the correctness of calling                           ISSUER          NO           N/A               N/A
meeting and its ability to approve the resolution

PROPOSAL #4.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve to review the bank activity                          ISSUER          NO           N/A               N/A
report, financial statement and motion regarding
profit distribution

PROPOSAL #6.: Approve the review of the report of the                      ISSUER          NO           N/A               N/A
 Supervisory Board with opinion regarding bank
activity, financial statement and also motion
regarding profit distribution

PROPOSAL #7.A: Approve the bank activity                                   ISSUER          NO           N/A               N/A

PROPOSAL #7.B: Approve the financial statement                             ISSUER          NO           N/A               N/A

PROPOSAL #7.C: Approve the Supervisory Board reports                       ISSUER          NO           N/A               N/A

PROPOSAL #7.D: Approve the distribution                                    ISSUER          NO           N/A               N/A

PROPOSAL #7.E: Grant discharge to the Management                           ISSUER          NO           N/A               N/A
Board Duties Execution

PROPOSAL #7.F: Grant discharge to the Supervisory                          ISSUER          NO           N/A               N/A
Board Duties Execution

PROPOSAL #8.A: Approve the capital group activity                          ISSUER          NO           N/A               N/A
report

PROPOSAL #8.B: Approve the consolidated financial                          ISSUER          NO           N/A               N/A
statement

PROPOSAL #9.: Approve the resolution on increase the                       ISSUER          NO           N/A               N/A
Company's capital

PROPOSAL #10.: Approve the changes in the bank statue                      ISSUER          NO           N/A               N/A

PROPOSAL #11.: Approve the changes in regulations of                       ISSUER          NO           N/A               N/A
the Supervisory Board

PROPOSAL #12.: Approve to acceptance the general                           ISSUER          NO           N/A               N/A
meeting regulations

PROPOSAL #13.: Approve to review the information                           ISSUER          NO           N/A               N/A
regarding the Election of Vice President

PROPOSAL #14.: Approve to review the report of the                         ISSUER          NO           N/A               N/A
Supervisory Board regarding selling the holiday camps

PROPOSAL #15.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

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  ISSUER:                PKO BK POLSKI SA
  TICKER:                N/A             CUSIP:     X6919X108
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Acknowledge the proper convening of the                      ISSUER          NO           N/A               N/A
 meeting and its ability to adopt resolutions

PROPOSAL #4.: Approve the acceptance of the agenda                         ISSUER          NO           N/A               N/A

PROPOSAL #5.: Adopt the resolution on changes in the                       ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #6.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PLUS EXPRESSWAYS BHD
  TICKER:                N/A             CUSIP:     Y70263101
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Approve that, the holders for ELITE                         ISSUER          YES        ABSTAIN           AGAINST
and the Trustee to allow (if required) ELITE's
nominee (being CIMB Bank Berhad or its affiliates) to
 be included as a party to the BaIDS Trust Deed and
to incorporate a call option provision in the BaIDS
Trust Deed for a call option to be exercised by
ELITE's nominee (being CIMB Bank Berhad or its
affiliates) to purchase all outstanding BaIDS from
the Holders (BaIDS Purchase)

PROPOSAL #E.2: Approve that, by the holders pursuant                       ISSUER          YES        ABSTAIN           AGAINST
to close 7.2 [a] of the BaIDS trust deed for Elite to
 execute the transaction documents for the Sukuk
Musyarakah [to undertake, amongst others, its
obligations under the purchase undertaking in respect
 of the sukuk musyarakah], to incur indebtedness and
create security over Elite's undertaking, property,
assets, revenues rights

PROPOSAL #E.3: Approve that the holders hereby                             ISSUER          YES        ABSTAIN           AGAINST
provide all other consequential or incidental
consents required that my be related to or arising
from the requests of ELITE's pursuant to [i] the
BaIDS purchase, [ii] undertaking of the proposed
issuance of sukuk musyarakah; [iii] the consequential
 consents, in accordance with sukuk musyarajkah
principal terms and conditions includes [but is not
limited to]:- [a] the release and execution of the
distribution amount and the amount standing to the
credit of the distribution account/trust asset
account and the designated accounts from the existing
 debenture and other security documents [if
applicable]; [b] transfer by way of declaration of
trust of part of ELITE's rights under the concession
agreement; [c] to create or permit to exist security
interest over its assets in relation to the sukuk
musyarakah; [d] to incur or permit to indebtedness
for borrowed monies arising from, amongst other
ELITE's obligations under the purchase undertaking
relating to the sukuk musyarakah; and [e] to open,
operate and maintain accounts as required under the
terms and conditions of the sukuk musyarakah and
[iii] the relevant documentation required for the
BaIDS purchase, the consequential consents and the
proposed issuance of the sukuk musyarakah

PROPOSAL #E.4: Authorize the Trustee, the security                         ISSUER          YES        ABSTAIN           AGAINST
Trustee, the facility agent where necessary to do all
 such acts, deed and things (including the giving of
consents) and to execute, sign and deliver all such
documents and/or agreements (including amending the
relevant transaction and security documents) as may
be necessary to give effect to and complete the BaIDS
 purchase and the proposed issuance of Sukuk
Musyarakah and the Extraordinary Resolutions herein
with full power to assent to any conditions,
modifications, variations and/or amendments as may be
 required by the relevant authorities or as the
Trustee, the Security Trustee and the Facility agent
may in their discretion (so long as the Trustee, the
Security Trustee and the Facility Agent is of the
view that such condition, modification, variation
and/or amendment will not prejudice the interest of
the Holders) deem fit or expedient

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PLUS EXPRESSWAYS BHD
  TICKER:                N/A             CUSIP:     Y70263101
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to declare a single tier final                       ISSUER          YES          FOR               FOR
dividend of 9.5 sen per ordinary share for FYE 31 DEC
 2008 as recommended by the Directors

PROPOSAL #2.: Re-elect Tan Sri Dato' Mohd Sheriff                          ISSUER          YES          FOR               FOR
Mohd Kassim as a Director, who retires in accordance
with Article 76 of the Company's Articles of

PROPOSAL #3.: Re-elect Mr. Noorizah Hj Abd Hamid as a                      ISSUER          YES          FOR               FOR
 Director, who retires in accordance with Article 76
of the Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Datuk Seri Panglima Mohd                        ISSUER          YES          FOR               FOR
Annuar Zaini as a Director, who retires in accordance
 with Article 83 of the Company's Articles of
Association

PROPOSAL #5.: Re-elect Dato' Seri ismail Shahudin as                       ISSUER          YES          FOR               FOR
a Director, who retires in accordance with Article 83
 of the Company's Articles of Association

PROPOSAL #6.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint Messrs Ernst & Young as the                       ISSUER          YES          FOR               FOR
Auditors and authorize the Directors to fix their
remuneration

PROPOSAL #8.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 pursuant to Section 132D of the Companies Act, 1965,
 to allot and issue shares in the company at any time
 and upon such terms and conditions and for such
purposes as the Directors may, in their absolute
discretion deem fit, provided that the aggregate
number of shares issued pursuant to this resolution
does not exceed 10% of the issued capital of the
Company as at the date of this AGM and authorize the
Directors to obtain the approval for the listing of
and quotation for the additional shares so issued on
Bursa Malaysia Securities Berhad and that such
authority shall continue to be in force until the
conclusion of the next AGM of the Company

PROPOSAL #9.: Approve the renewal of the                                   ISSUER          YES          FOR               FOR
Shareholders' Mandate for the Company and/or its
subsidiaries [PluS Expressways Group], pursuant to
Paragraph 10.09 of the listing requirements of Bursa
Malaysia Securities Berhad, to enter into recurrent
related party transactions of a revenue or trading
nature, which are necessary for the day-to-day
operations of the PluS expressways Group to be
entered into by the PluS expressways Group provided
such transactions are in the ordinary course of
business and are on terms not more favorable to the
related party than those generally available to the
public, particulars of which are set out in Section
2.2 of the circular to shareholders of the Company
dated 13 MAY 2009, and such approval conferred by the
 Shareholders' Mandate shall continue to be in force
until: a) the conclusion of the next AGM of the
Company following this AGM at which such mandate is
passed, at which time it will lapse, unless by a
Resolution passed at such general meeting whereby the
 authority is renewed; b) the expiration of the
period within which the next AGM of the Company after
 the date is required to be held pursuant to Section
143(1) of the Companies Act, 1965 [Act] [but shall
not extend to such extension as may be allowed
pursuant to Section 143(2) of the Act]; or c) revoked
 or varied by resolution passed by the shareholders
in a general meeting, whichever is the earlier, and
authorize the Directors of the Company and/or any of
them [as the case may be] to complete and do all such
 acts and things [including executing such documents
under the common seal in accordance with the
provisions of the Articles of Association of the
Company, as may be required] to give effect to the

PROPOSAL #10.: Approve the Shareholders' Mandate for                       ISSUER          YES          FOR               FOR
the Company and/or its subsidiaries [PluS expressways
 Group] pursuant to Paragraph 10.09 of the listing
requirements of Bursa Malaysia Securities Berhad, to
enter into additional recurrent related party
transactions of a revenue or trading nature, which
are necessary for the day-to-day operations of the
PluS expressways Group to be entered into by the PluS
 expressways Group provided such transactions are in
the ordinary course of business and are on terms not
more favorable to the related party than those
generally available to the public, particulars of
which are set out in Section 2.3 of the circular to
Shareholders of the Company dated 13 MAY 2009, and
that such approval conferred by the Shareholders'
Mandate shall continue to be in force until: a) the
conclusion of the next AGM of the company following
this AGM at which such mandate is passed, at which
time it will lapse, unless by a resolution passed at
such general meeting whereby the authority is
renewed; b) the expiration of the period within which
 the next AGM of the Company after the date is
required to be held pursuant to Section 143(1) of the
 companies Act, 1965 [Act] [but shall not extend to
such extension as may be allowed pursuant to Section
143(2) of the Act]; or c) revoked or varied by
resolution passed by the shareholders in a general
meeting, whichever is the earlier, authorize the
Directors of the Company and/or any of them [as the
case may be] to complete and do all such acts and
things [including executing such documents under the
common seal in accordance with the provisions of the
Articles of Association of the Company, as may be
required] to give effect to the proposed

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POLARIS SECURITIES CO LTD
  TICKER:                N/A             CUSIP:     Y7057U103
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.A: 2008 financial statements, business                         ISSUER          YES          FOR               FOR
report, and consolidated financial statement

PROPOSAL #1.B: Recognize 2008 loss                                         ISSUER          YES          FOR               FOR

PROPOSAL #1.C: Revision of Corporate Governance                            ISSUER          YES          FOR               FOR
Policies

PROPOSAL #1.D: Revision of asset discretionary                             ISSUER          YES          FOR               FOR
protocols

PROPOSAL #1.E.1: Elect Boa Ding Investment Co., Ltd                        ISSUER          YES          FOR               FOR
Rep: Mr. Shaio Da Lin as a Board of Director of the
Company [ID: 22820973]

PROPOSAL #1.E.2: Elect Boa Ding Investment Co., Ltd                        ISSUER          YES          FOR               FOR
Rep.: Mr. Ming Chuan Wei as a Board of Director of
the Company [ID: 22820973]

PROPOSAL #1.E.3: Elect Boa Ding Investment Co., Ltd                        ISSUER          YES          FOR               FOR
Rep.: Mr Peter GuBin Huang as a Board of Director of
the Company [ID: 22820973]

PROPOSAL #1.E.4: Elect Boa Ding Investment Co., Ltd                        ISSUER          YES          FOR               FOR
Rep.: Jack Pai as a Board of Director of the Company
[ID: 22820973]

PROPOSAL #1.E.5: Elect Boa Ding Investment Co., Ltd                        ISSUER          YES          FOR               FOR
Rep: Mr. Rober C. Won as a Board of Director of the
Company [ID: 22820973]

PROPOSAL #1.E.6: Elect Mao Her Enterprise Co., Ltd                         ISSUER          YES          FOR               FOR
Rep.: Mr. Chia Yen Lin as a Board of Director of the
Company [ID: 97473503]

PROPOSAL #1.E.7: Elect Benshun Investment Co., Ltd                         ISSUER          YES          FOR               FOR
Rep.: Mr. Shu Rai Lai Chou as a Board of Director of
the Company [ID: 80174474]

PROPOSAL #1.E.8: Elect Hsin_Tai Investment Co., Ltd                        ISSUER          YES          FOR               FOR
Rep: Mr. Chi-Su Lung as a Board of Director of the
Company [ID: 22766561]

PROPOSAL #1.E.9: Elect Ro Seng Tai Co., Ltd Rep.: Mr.                      ISSUER          YES          FOR               FOR
 Min Chin Ho as a Board of Director of the Company
[ID: 27570159]

PROPOSAL #1.E10: Elect Mr. Her Tsi Wei as a Board of                       ISSUER          YES          FOR               FOR
Director of the Company [ID: A202448636]

PROPOSAL #1.E11: Elect Mr. Lung Fang Lin as a Board                        ISSUER          YES          FOR               FOR
of Director of the Company [ID Y120008477]

PROPOSAL #1.E12: Elect Mr. Chin Yi Lin as a Board of                       ISSUER          YES          FOR               FOR
Director of the Company [ID: C220394884]

PROPOSAL #1.E13: Elect Mr. Jin-Sheng Duann as a Board                      ISSUER          YES          FOR               FOR
 of Director of the Company [ID: E100859035]

PROPOSAL #1.E14: Elect Mr. Hsing-Yi Chow as a Board                        ISSUER          YES          FOR               FOR
of Director of the Company [ID: A120159158]

PROPOSAL #1.E15: Elect Mr. Horng-Chyuan Hwang as a                         ISSUER          YES          FOR               FOR
Board of Director of the Company [ID: R103030827]

PROPOSAL #1.E16: Elect Tai Hui Enterprise Co., Ltd                         ISSUER          YES          FOR               FOR
Rep.: Mr. Eugene Y. Huang as a Supervisor [ID:
04382590]

PROPOSAL #1.E17: Elect Chuan Ying Investment Co., Ltd                      ISSUER          YES          FOR               FOR
 Rep.: Mr. Cheng Dai as a Supervisor [ID: 23221053]

PROPOSAL #1.E18: Elect Aibo Investment Co., Ltd Rep:                       ISSUER          YES          FOR               FOR
Mr. Victoria W. Liu as a Supervisor [ID: 16093659]

PROPOSAL #1.E19: Elect Ji Feng Investment Co., Ltd                         ISSUER          YES          FOR               FOR
Rep.: Mr. Su Cheng Lu Wang as a Supervisor [ID:
70456559]

PROPOSAL #1.E20: Elect Mr. William I. Liou as a                            ISSUER          YES          FOR               FOR
Supervisor [ID: A127044212]

PROPOSAL #1.F: Impromptu agenda                                            ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POLSKI KONCERN NAFTOWY ORLEN  S A
  TICKER:                N/A             CUSIP:     X6922W204
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Open meeting                                                 ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the meeting Chairman                                   ISSUER          NO           N/A               N/A

PROPOSAL #3.: Acknowledge the proper convening of                          ISSUER          NO           N/A               N/A
meeting

PROPOSAL #4.: Approve the agenda of the meeting                            ISSUER          NO           N/A               N/A

PROPOSAL #5.: Elect the Members of Vote Counting                           ISSUER          NO           N/A               N/A
Commission

PROPOSAL #6.: Receive the Management Board Report on                       ISSUER          NO           N/A               N/A
Company's Operations in fiscal 2008, financial
statements and proposal on treatment of net loss

PROPOSAL #7.: Receive the Management Board report on                       ISSUER          NO           N/A               N/A
Group's Operations in fiscal 2008 and consolidated
financial statements

PROPOSAL #8.: Receive the Supervisory Board report on                      ISSUER          NO           N/A               N/A
 its review of Management Board report on Company's
Operations in fiscal 2008, financial statements, and
Management Board Proposal on treatment of net loss

PROPOSAL #9.: Receive the Supervisory Board report on                      ISSUER          NO           N/A               N/A
 its review of the Management Board report on Group's
 Operations in fiscal 2008 and consolidated financial
 statements

PROPOSAL #10.: Receive the Supervisory Board report                        ISSUER          NO           N/A               N/A
on its activities in fiscal 2008 and Company standing

PROPOSAL #11.: Approve the Management Board report on                      ISSUER          NO           N/A               N/A
 Company's Operations in fiscal 2008 and financial
statements

PROPOSAL #12.: Approve the Management Board report on                      ISSUER          NO           N/A               N/A
 Group's Operations in fiscal 2008 and consolidated
financial statements

PROPOSAL #13.: Approve the treatment of net loss                           ISSUER          NO           N/A               N/A

PROPOSAL #14.1: Grant discharge to Piotr Kownacki                          ISSUER          NO           N/A               N/A
[Chief Executive Officer]

PROPOSAL #14.2: Grant discharge to Wojciech Heydel                         ISSUER          NO           N/A               N/A
[Chief Executive Officer]

PROPOSAL #14.3: Grant discharge to Dariusz Krawiec                         ISSUER          NO           N/A               N/A
[Deputy Chief Executive Officer, Chief Executive
Officer]

PROPOSAL #14.4: Grant discharge to Cezary Filipowicz                       ISSUER          NO           N/A               N/A
[Management Board]

PROPOSAL #14.5: Grant discharge to Waldemar Maj                            ISSUER          NO           N/A               N/A
[Management Board]

PROPOSAL #14.6: Grant discharge to Slawomir                                ISSUER          NO           N/A               N/A
Jedrzejczyk [Management Board]

PROPOSAL #14.7: Grant discharge to Krzysztof                               ISSUER          NO           N/A               N/A
Szwedowski [Management Board]

PROPOSAL #14.8: Grant discharge to Dariusz Formela                         ISSUER          NO           N/A               N/A
[Management Board]

PROPOSAL #14.9: Grant discharge to Krystian Pater                          ISSUER          NO           N/A               N/A
[Management Board]

PROPOSAL #14.10: Grant discharge to Wojciech Kotlarek                      ISSUER          NO           N/A               N/A
 [Management Board]

PROPOSAL #14.11: Grant discharge to Marek Serafin                          ISSUER          NO           N/A               N/A
[Management Board]

PROPOSAL #15.1: Grant discharge to Malgorzata                              ISSUER          NO           N/A               N/A
Slepowronska [Supervisory Board Chair]

PROPOSAL #15.2: Grant discharge to Maciej Mataczynski                      ISSUER          NO           N/A               N/A
 [Supervisory Board Chairman]

PROPOSAL #15.3: Grant discharge to Raimondo Eggink                         ISSUER          NO           N/A               N/A
[Supervisory Board]

PROPOSAL #15.4: Grant discharge to Marek Karabula                          ISSUER          NO           N/A               N/A
[Supervisory Board]

PROPOSAL #15.5: Grant discharge to Krzysztof                               ISSUER          NO           N/A               N/A
Rajczewski [Supervisory Board]

PROPOSAL #15.6: Grant discharge to Ryszard Stefanski                       ISSUER          NO           N/A               N/A
[Supervisory Board]

PROPOSAL #15.7: Grant discharge to Angelina Sarota                         ISSUER          NO           N/A               N/A
[Supervisory Board]

PROPOSAL #15.8: Grant discharge to Robert Czapla                           ISSUER          NO           N/A               N/A
[Supervisory Board]

PROPOSAL #15.9: Grant discharge to Marek Drac - Taton                      ISSUER          NO           N/A               N/A
 [Supervisory Board]

PROPOSAL #15.10: Grant discharge to Zbigniew                               ISSUER          NO           N/A               N/A
Macioszko [Supervisory Board]

PROPOSAL #15.11: Grant discharge to Agata Mikolajczyk                      ISSUER          NO           N/A               N/A
 [Supervisory Board]

PROPOSAL #15.12: Grant discharge to Janusz Zielinski                       ISSUER          NO           N/A               N/A
[Supervisory Board]

PROPOSAL #15.13: Grant discharge to Grzegorz Borowiec                      ISSUER          NO           N/A               N/A
 [Supervisory Board]

PROPOSAL #15.14: Grant discharge to Krzysztof Kolach                       ISSUER          NO           N/A               N/A
[Supervisory Board]

PROPOSAL #15.15: Grant discharge to Piotr                                  ISSUER          NO           N/A               N/A
Wielowieyski [Supervisory Board]

PROPOSAL #15.16: Grant discharge to Grzegorz                               ISSUER          NO           N/A               N/A
Michniewicz [Supervisory Board]

PROPOSAL #15.17: Grant discharge to Jaroslaw                               ISSUER          NO           N/A               N/A
Roclawski [Supervisory Board]

PROPOSAL #16.: Approve the sale, lease, or charge of                       ISSUER          NO           N/A               N/A
other right to third party of organized part of
enterprise

PROPOSAL #17.1: Amend the statute regarding technical                      ISSUER          NO           N/A               N/A
 changes

PROPOSAL #17.2: Amend the statute regarding corporate                      ISSUER          NO           N/A               N/A
 purpose

PROPOSAL #17.3: Amend the statute regarding share                          ISSUER          NO           N/A               N/A
cancellation; other amendments

PROPOSAL #17.4: Amend the statute regarding convening                      ISSUER          NO           N/A               N/A
 of general meetings

PROPOSAL #17.5: Amend the statute regarding general                        ISSUER          NO           N/A               N/A
meeting authority

PROPOSAL #17.6: Amend the statute regarding editorial                      ISSUER          NO           N/A               N/A
 change

PROPOSAL #17.7: Amend the statute regarding                                ISSUER          NO           N/A               N/A
definition of shareholder

PROPOSAL #17.8: Amend the statute regarding                                ISSUER          NO           N/A               N/A
definition of Parent Company and subsidiary

PROPOSAL #17.9: Amend the statute regarding                                ISSUER          NO           N/A               N/A
cumulating and reduction of votes

PROPOSAL #17.10: Amend the statute regarding                               ISSUER          NO           N/A               N/A
cumulating and reduction of votes

PROPOSAL #17.11: Amend the statute regarding                               ISSUER          NO           N/A               N/A
cumulating and reduction of votes

PROPOSAL #17.12: Amend the statute regarding voting                        ISSUER          NO           N/A               N/A
rights cap

PROPOSAL #17.13: Amend the statute regarding Civil                         ISSUER          NO           N/A               N/A
Code
PROPOSAL #17.14: Amend the statute regarding election                      ISSUER          NO           N/A               N/A
 and recall of Supervisory Board Members

PROPOSAL #17.15: Amend the statute regarding term of                       ISSUER          NO           N/A               N/A
office of the Supervisory and the Management Boards

PROPOSAL #17.16: Amend the statute regarding Board                         ISSUER          NO           N/A               N/A
Independence

PROPOSAL #17.17: Amend the statute regarding the                           ISSUER          NO           N/A               N/A
Supervisory Board Authority

PROPOSAL #17.18: Amend the statute regarding the                           ISSUER          NO           N/A               N/A
requirement to obtain Supervisory Board approval

PROPOSAL #17.19: Amend the statute regarding the                           ISSUER          NO           N/A               N/A
Management Board

PROPOSAL #17.20: Authorize the Supervisory Board to                        ISSUER          NO           N/A               N/A
approve consolidated text of statute

PROPOSAL #18.1: Amend the regulations on general                           ISSUER          NO           N/A               N/A
meetings

PROPOSAL #18.2: Amend the regulations on general                           ISSUER          NO           N/A               N/A
meetings; authorize the Supervisory Board to approve
consolidated text of regulations

PROPOSAL #19.1: Approve to fix number of Supervisory                       ISSUER          NO           N/A               N/A
Board Members

PROPOSAL #19.2: Approve to recall the Supervisory                          ISSUER          NO           N/A               N/A
Board Member(s)

PROPOSAL #19.3: Elect the Supervisory Board Member(s)                      ISSUER          NO           N/A               N/A

PROPOSAL #20.: Close Meeting                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POLSKIE GORNICTWO NAFTOWE I GAZOWNICTWO SA-POLISH
  TICKER:                N/A             CUSIP:     X6582S105
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Acknowledge the proper convening of the                      ISSUER          NO           N/A               N/A
 meeting and its ability to adopt resolution

PROPOSAL #4.: Approve to prepare the attendance list                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the disposal of shares in                            ISSUER          NO           N/A               N/A
Agencja Rozwoju Pomorza S.A. in accordance with the
procedure and on the terms and conditions stipulated
in Article 4181 of the Commercial Companies code

PROPOSAL #6.: Miscellaneous                                                ISSUER          NO           N/A               N/A

PROPOSAL #7.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POLSKIE GORNICTWO NAFTOWE I GAZOWNICTWO SA-POLISH
  TICKER:                N/A             CUSIP:     X6582S105
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Appoint the meeting's Chairman                               ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the statement of the meeting's                       ISSUER          NO           N/A               N/A
legal validity

PROPOSAL #4.: Approve to make up the attendance list                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the financial statement for                          ISSUER          NO           N/A               N/A
2008 and the Management's report on Company's
activity in 2008

PROPOSAL #6.: Approve the consolidated financial                           ISSUER          NO           N/A               N/A
statement of the capital group for 2008 and the
Management's report on activity of the company's
capital group in 2008

PROPOSAL #7.: Approve the duties fulfilling by the                         ISSUER          NO           N/A               N/A
Management for 2008

PROPOSAL #8.: Approve the duties fulfilling by the                         ISSUER          NO           N/A               N/A
Supervisory Board's Members for 2008

PROPOSAL #9.: Adopt the profit for 2008 distribution                       ISSUER          NO           N/A               N/A

PROPOSAL #10.: Approve to determine the assets to be                       ISSUER          NO           N/A               N/A
provided as non-cash dividend and definition of the
method of their valuation

PROPOSAL #11.: Miscellaneous                                               ISSUER          NO           N/A               N/A

PROPOSAL #12.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POLSKIE GSRNICTWO NAFTOWE I GAZOWNICTWO SA
  TICKER:                N/A             CUSIP:     X6582S105
  MEETING DATE:          7/31/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve to state if the meeting has                          ISSUER          NO           N/A               N/A
been convened in conformity of regulations and
assuming its capability to pass valid resolutions

PROPOSAL #4.: Approve to prepare a list of attendance                      ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the resolution on taking over                        ISSUER          NO           N/A               N/A
of the shares of Zaklady Azotowe W Tarnowie Moscicach

PROPOSAL #6.: Miscellaneous                                                ISSUER          NO           N/A               N/A

PROPOSAL #7.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POLSKIE GSRNICTWO NAFTOWE I GAZOWNICTWO SA
  TICKER:                N/A             CUSIP:     X6582S105
  MEETING DATE:          9/11/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the statement of the meeting's                       ISSUER          NO           N/A               N/A
legal validity

PROPOSAL #4.: Approve to prepare the attendance list                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the sale of the Wloclawek-                           ISSUER          NO           N/A               N/A
Gdynia Gasmain in the Section of TCZEW city without
notice of bidding

PROPOSAL #6.: Approve the taking up Nysagaz new                            ISSUER          NO           N/A               N/A
shares and paying for shares in cash

PROPOSAL #7.: Adopt to grant Krzysztof Glogowski the                       ISSUER          NO           N/A               N/A
annual bonus for 2007

PROPOSAL #8.: Other issues                                                 ISSUER          NO           N/A               N/A

PROPOSAL #9.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POLSKIE GSRNICTWO NAFTOWE I GAZOWNICTWO SA
  TICKER:                N/A             CUSIP:     X6582S105
  MEETING DATE:          10/8/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve to state if the meeting has                          ISSUER          NO           N/A               N/A
been convened in conformity of regulations and
assuming its capability to pass valid resolutions

PROPOSAL #4.: Approve to prepare the list of                               ISSUER          NO           N/A               N/A
attendance
PROPOSAL #5.: Adopt the resolutions on approval of                         ISSUER          NO           N/A               N/A
sales by PGNIGS.A., with its registered office in
Warsaw, 100% shares of Company LNG SP. Z O.O., with
its registered office in SWINOUJSCIE, without
carrying out tender

PROPOSAL #6.: Free motions                                                 ISSUER          NO           N/A               N/A

PROPOSAL #7.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POLSKIE GSRNICTWO NAFTOWE I GAZOWNICTWO SA
  TICKER:                N/A             CUSIP:     X6582S105
  MEETING DATE:          11/26/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve to state if the meeting has                          ISSUER          NO           N/A               N/A
been convened in conformity of regulations and
assuming its capability to pass valid Resolutions

PROPOSAL #4.: Approve to prepare the attendance list                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the selling price for shares in                      ISSUER          NO           N/A               N/A
 Polskie LNG SP Z O O determined by way of valuation
by Independent Expert

PROPOSAL #6.: Approve to give consent to decrease                          ISSUER          NO           N/A               N/A
price of selling of real estate in Lwowek Slaski

PROPOSAL #7.: Approve the changes in composition of                        ISSUER          NO           N/A               N/A
Supervisory Board of Pgnig SA

PROPOSAL #8.: Free motions                                                 ISSUER          NO           N/A               N/A

PROPOSAL #9.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POLSKIE GSRNICTWO NAFTOWE I GAZOWNICTWO SA
  TICKER:                N/A             CUSIP:     X6582S105
  MEETING DATE:          12/11/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman of the meeting                            ISSUER          NO           N/A               N/A

PROPOSAL #3.: Acknowledge the proper convening of the                      ISSUER          NO           N/A               N/A
 meeting and its ability to adopt the resolutions

PROPOSAL #4.: Approve to prepare the attendance list                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Adopt the resolution concerning use of                       ISSUER          NO           N/A               N/A
the capital reserve designated as central
restructuring fund for one off payments of redundancy
 payments to the former employees of Zun Naftomet SP.
 Z.O.O of Krosno and Geovita SP. Z.O.O of Warsaw

PROPOSAL #6.: Adopt the resolution concerning the                          ISSUER          NO           N/A               N/A
programme for Streamlining of employment and
redundancy payments to the employees of the Pgnig
Group for 2009/2011 Phase III, together with the
appendices

PROPOSAL #7.: Adopt the resolution concerning the                          ISSUER          NO           N/A               N/A
extension of the term of existence of the Company's
capital reserve designated as Central Restructuring
Fund

PROPOSAL #8.: Miscellaneous                                                ISSUER          NO           N/A               N/A

PROPOSAL #9.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POLSKIE GSRNICTWO NAFTOWE I GAZOWNICTWO SA
  TICKER:                N/A             CUSIP:     X6582S105
  MEETING DATE:          1/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman of the meeting                            ISSUER          NO           N/A               N/A

PROPOSAL #3.: Acknowledge the proper convening of the                      ISSUER          NO           N/A               N/A
 meeting and its ability to adopt the resolutions

PROPOSAL #4.: Approve to prepare the attendance list                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve and adopt the sale of non                            ISSUER          NO           N/A               N/A
current asset in the form of recorded Know-How, which
 was developed and then recorded in the documentation
 prepared by Ramboll Oil Gas A/S, along with the
ownership rights to the copies of the documentation,
to Ogp Gaz-System SA of Warsaw without a public
tender procedure

PROPOSAL #6.: Miscellaneous                                                ISSUER          NO           N/A               N/A

PROPOSAL #7.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POLSKIE GSRNICTWO NAFTOWE I GAZOWNICTWO SA
  TICKER:                N/A             CUSIP:     X6582S105
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Acknowledge the proper convening of the                      ISSUER          NO           N/A               N/A
 meeting and its ability to adopt the resolutions

PROPOSAL #4.: Approve to prepare the attendance list                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the execution by the Management                      ISSUER          NO           N/A               N/A
 Board of Exchange agreement where by Pgnig Sa will
transfer to Karpacka Spolka Gazownictwa SP Z O.O. of
Tarnow: I] its interest in the perpetual usufruct of
the land located at UL. Diamentowa 15 in Lublin and
the assets attached, in exchange for the perpetual
usufruct the land located at UL, Olszewski ego 2b in
Lublin and the assets attached, II] its interest in
the perpetual usufruct of the land located at UL,
Wspolna 5 in Rzeszow and the assets attached, in
exchange for the perpetual usufruct of the land
located at UL, Wspulna 1 in Rzeszow and the assets
attached thereto

PROPOSAL #6.: Approve to increase the Share Capitals                       ISSUER          NO           N/A               N/A
of Gornoslaska Spolka Gazownictwa SP. Z O.O.,
Mazowiecka Spolka Gazownictwa SP    Z O.O. and
Dolnoslaska Spolka Gazownictwa SP. Z O.O. by
contributing to the companies the perpetual right to
the land and the ownership to the buildings and
structures erected thereon, and to acquire the shares
 comprising the increased Share capitals of the
Companies

PROPOSAL #7.: Approve the acquisition of shares                            ISSUER          NO           N/A               N/A
comprising the increased Shares Capital of Dewon Z.

PROPOSAL #8.: Miscellaneous                                                ISSUER          NO           N/A               N/A

PROPOSAL #9.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POLYUS GOLD
  TICKER:                N/A             CUSIP:     678129107
  MEETING DATE:          11/10/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to determine the remuneration                        ISSUER          YES          FOR               FOR
to be paid to the Members of OJSC Polyus Gold Board
of Directors Messrs. V.N. Braiko and Robert Buchan
who are 'Independent Directors' in accordance with
the requirements of Paragraphs 6.2.8 of OJSC Polyus
Gold Charter from the date of their election OJSC
Polyus Gold Board of Directors Members until the date
 of termination of their powers shall be in the
amount of RUB 937,500 per quarter each, and that the
document supported expenses incurred by them due to
the discharge of their duties as OJSC Polyus Gold
Board of Directors Members shall be reimbursed in the
 amount of up to RUB 2,000,000 per year to each of
them; to resolve that should an 'Independent
Director' be elected Chairman of the Audit Committee
or staff and Remuneration Committee of the Board of
Directors of OJSC Polyus Gold be is entitled to the
additional remuneration of RUB 468,750 per quarter
during his term of office as the Committee Chairman

PROPOSAL #2.: Approve the participation of OJSC                            ISSUER          YES          FOR               FOR
Polyus Gold in the non-profit organization - All
Russia Intersectoral Association of Employers
Producers of Nickel and Precious Metals by joining it

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PORTO SEGURO SA
  TICKER:                N/A             CUSIP:     P7905C107
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the cancellation of 1,293,600                        ISSUER          YES          FOR               FOR
common shares issued by the Company kept in treasury,
 without reducing the share capital, and the
consequent amendment of Article 5 of the Corporate

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PORTO SEGURO SA
  TICKER:                N/A             CUSIP:     P7905C107
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve to examine, discuss and vote                         ISSUER          YES          FOR               FOR
the financial statements and the administrations
report for the FYE 31 DEC 2008

PROPOSAL #B.: Approve the destination of the YE                            ISSUER          YES          FOR               FOR
results of 2008

PROPOSAL #C.: Ratify the Board of Director's                               ISSUER          YES          FOR               FOR
decisions made in meeting held on 19 DEC 2008 ,
relating to the interest on own Equity book credited
to Shareholder's on 30 DEC 2008

PROPOSAL #D.: Approve the setting of the date for the                      ISSUER          YES          FOR               FOR
 payment of interest on own Equity to Shareholder's

PROPOSAL #E.: Approve to set the remuneration of the                       ISSUER          YES          FOR               FOR
Director's and and Board of Director's

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POSCO
  TICKER:                PKX             CUSIP:     693483109
  MEETING DATE:          2/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF BALANCE SHEET, INCOME                            ISSUER          YES          FOR             AGAINST
STATEMENT, AND THE STATEMENT OF APPROPRIATION OF
RETAINED EARNINGS FOR THE 41TH FISCAL YEAR

PROPOSAL #02: PARTIAL AMENDMENTS TO ARTICLES OF                            ISSUER          YES          FOR             AGAINST
INCORPORATION

PROPOSAL #3A1: ELECTION OF INDEPENDENT NON-EXECUTIVE                       ISSUER          YES          FOR             AGAINST
DIRECTOR: YOO, JANG-HEE

PROPOSAL #3A2: ELECTION OF INDEPENDENT NON-EXECUTIVE                       ISSUER          YES          FOR             AGAINST
DIRECTOR: HAN, JOON-HO

PROPOSAL #3A3: ELECTION OF INDEPENDENT NON-EXECUTIVE                       ISSUER          YES          FOR             AGAINST
DIRECTOR: LEE, YOUNG-SUN

PROPOSAL #3A4: ELECTION OF INDEPENDENT NON-EXECUTIVE                       ISSUER          YES          FOR             AGAINST
DIRECTOR: KIM, BYUNG KI

PROPOSAL #3A5: ELECTION OF INDEPENDENT NON-EXECUTIVE                       ISSUER          YES          FOR             AGAINST
DIRECTOR: LEE, CHANG HEE

PROPOSAL #3B1: ELECTION OF AUDIT COMMITTEE MEMBER:                         ISSUER          YES          FOR             AGAINST
LEE, CHANG HEE

PROPOSAL #3C1: ELECTION OF EXECUTIVE DIRECTOR: CHUNG,                      ISSUER          YES          FOR             AGAINST
 JOON-YANG (CEO CANDIDATE)

PROPOSAL #3C2: ELECTION OF EXECUTIVE DIRECTOR: LEE,                        ISSUER          YES          FOR             AGAINST
DONG-HEE

PROPOSAL #3C3: ELECTION OF EXECUTIVE DIRECTOR: HUR,                        ISSUER          YES          FOR             AGAINST
NAM-SUK

PROPOSAL #3C4: ELECTION OF EXECUTIVE DIRECTOR: CHUNG,                      ISSUER          YES          FOR             AGAINST
 KEEL-SOU

PROPOSAL #04: APPROVAL OF LIMITS OF TOTAL                                  ISSUER          YES          FOR             AGAINST
REMUNERATION FOR DIRECTORS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POSCO
  TICKER:                N/A             CUSIP:     Y70750115
  MEETING DATE:          2/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES          FOR               FOR
Articles of Incorporation

PROPOSAL #3.1.1: Elect Mr. Jang Hee You as an Outside                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.1.2: Elect Mr. Jun Ho Han as an Outside                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.1.3: Elect Mr. Young Sun Lee as an                             ISSUER          YES          FOR               FOR
Outside Director

PROPOSAL #3.1.4: Elect Mr. Byung Ki Kim as an Outside                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.1.5: Elect Mr. Chang Hee Lee as an                             ISSUER          YES          FOR               FOR
Outside Director

PROPOSAL #3.2: Elect Mr. Chang Hee Lee as the Auditor                      ISSUER          YES          FOR               FOR
 Committee Member

PROPOSAL #3.3.1: Elect Mr. Joon Yang Jung as an                            ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #3.3.2: Elect Mr. Dong Hee Lee as an                              ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #3.3.3: Elect Mr. Nam Suk Heo as an                               ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #3.3.4: Elect Mr. Kil Soo Jung as an                              ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POU CHEN CORP
  TICKER:                N/A             CUSIP:     Y70786101
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business reports and                               ISSUER          NO           N/A               N/A
financial statements

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of asset acquisition or                          ISSUER          NO           N/A               N/A
disposal

PROPOSAL #A.5: The indirect investment in People's                         ISSUER          NO           N/A               N/A
Republic of China

PROPOSAL #A.6: The revision to the rules of the Board                      ISSUER          NO           N/A               N/A
 meeting

PROPOSAL #A.7: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.8: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution:                       ISSUER          YES          FOR               FOR
proposed cash dividend TWD 0.5 per share, proposed
stock dividend: 50 for 1,000 shares held

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POWERCHIP SEMICONDUCTOR CORP
  TICKER:                N/A             CUSIP:     Y70810109
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of deficit which exceeds                         ISSUER          NO           N/A               N/A
half of paid-in capital

PROPOSAL #A.4: The status of Buyback Treasury Stocks                       ISSUER          NO           N/A               N/A

PROPOSAL #A.5: The status of convertible bonds via                         ISSUER          NO           N/A               N/A
private placement

PROPOSAL #A.6: The status of 2008 capital injection                        ISSUER          NO           N/A               N/A
by issuing new shares or global depositary receipt

PROPOSAL #A.7: The establishment for the rules of the                      ISSUER          NO           N/A               N/A
 Board meeting

PROPOSAL #A.8: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Receive the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve the proposal of 2006 capital                        ISSUER          YES          FOR               FOR
injection to issue new shares or global depositary
receipt

PROPOSAL #B.4: Approve the issuance of euro unsecured                      ISSUER          YES          FOR               FOR
 corporate bonds via private placement

PROPOSAL #B.5: Approve to increase the registered                          ISSUER          YES          FOR               FOR
capital and issuance of new shares to participate the
 global depositary receipt [GDR] issuance or the
local rights issue

PROPOSAL #B.6: Approve the issuance of securities via                      ISSUER          YES          FOR               FOR
 private placement

PROPOSAL #B.7: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of asset acquisition or disposal

PROPOSAL #B.8: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.9: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.10: Approve the revision to the Articles                       ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B1111: Elect Mr. Frank Huang Shareholder                         ISSUER          YES          FOR               FOR
No.1 as a Director

PROPOSAL #B1112: Elect Mr. Brian Shieh Shareholder                         ISSUER          YES          FOR               FOR
No.:586 as a Director

PROPOSAL #B1113: Elect Mr. Stephen Chen Shareholder                        ISSUER          YES          FOR               FOR
No.:1293 as a Director

PROPOSAL #B1114: Elect Novax Technologies,                                 ISSUER          YES          FOR               FOR
Incorporation Mr. Michael Tsai Shareholder No.:328749
 as a Director

PROPOSAL #B1115: Elect Veutron Corporation Mr. Edmond                      ISSUER          YES          FOR               FOR
 Hsu Shareholder No.:6 as a Director

PROPOSAL #B1116: Elect Mr. Ememory Technology                              ISSUER          YES          FOR               FOR
Incorpoation Mr. Charles Hsu Shareholder No.:328565
as a Director

PROPOSAL #B1117: Elect Deutron Electronics                                 ISSUER          YES          FOR               FOR
Corporation Mr. Daniel Chen Shareholder No.:327856 as

PROPOSAL #B1118: Elect Zhi-Li Investment Corporation                       ISSUER          YES          FOR               FOR
Shareholder No.:489781 Mr. Ming Huei Hsu as a Director

PROPOSAL #B1119: Elect Amax Capital Incorporation Mr.                      ISSUER          YES          FOR               FOR
 K.T. Tong Shareholder No.:566878 as a Director

PROPOSAL #B1111: Elect Cotel Technology Incorporation                      ISSUER          YES          FOR               FOR
 Mr. Sozaburo Ihara Shareholder No.:521431 as a

PROPOSAL #B1121: Elect Mr. Koichi Nagasawa passport                        ISSUER          YES          FOR               FOR
no.:TE8359063 as an Independent Director

PROPOSAL #B1122: Elect Mr. C.P. Chang Id                                   ISSUER          YES          FOR               FOR
No.:N102640906 as an Independent Director

PROPOSAL #B1131: Elect Newsoft Technology Corporation                      ISSUER          YES          FOR               FOR
 Mr. Virginia Lo Shareholder No.:5117 as a Supervisor

PROPOSAL #B1132: Elect Mr. C.H. Huang Shareholder                          ISSUER          YES          FOR               FOR
No.:4 as a Supervisor

PROPOSAL #B1133: Elect Artrix International                                ISSUER          YES          FOR               FOR
Incorporation Mr. R.S. Lin Shareholder No.:521433 as
a Supervisor

PROPOSAL #B.12: Approve to release the prohibition on                      ISSUER          YES          FOR               FOR
 Directors from participation in competitive business

PROPOSAL #B.13: Other issues and extraordinary motions                     ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POWERTECH TECHNOLOGY INC
  TICKER:                N/A             CUSIP:     Y7083Y103
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of assets impairment                             ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Receive the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 3 per share

PROPOSAL #B.3: Approve to issue new shares from                            ISSUER          YES          FOR               FOR
retained earnings; proposed stock dividend: 50 for
1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
trading derivatives

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.7: Approve to the revise the procedures                        ISSUER          YES          FOR               FOR
of endorsement and guarantee

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PRESIDENT CHAIN STORE CORP
  TICKER:                N/A             CUSIP:     Y7082T105
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of joint-venture                       ISSUER          NO           N/A               N/A
in People's Republic of China

PROPOSAL #A.4: To report the status of assets                              ISSUER          NO           N/A               N/A
impairment

PROPOSAL #A.5: To report the revision to the rules of                      ISSUER          NO           N/A               N/A
 the board meeting

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 2.04 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings proposed stock dividend: 136
SHS for 1,000 SHS held

PROPOSAL #B.4: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.6: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.7: Elect the Directors and Supervisors                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.8: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on Directors from participation in
competitive business

PROPOSAL #B.9: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PRETORIA PORTLAND CEM CO LTD
  TICKER:                N/A             CUSIP:     S63820112
  MEETING DATE:          11/11/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve with or without modification                         ISSUER          YES          FOR               FOR
the Scheme of Arrangement between the applicant and
its shareholders

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PRETORIA PORTLAND CEM CO LTD
  TICKER:                N/A             CUSIP:     S63820112
  MEETING DATE:          11/11/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve, subject to the conditions to                       ISSUER          YES          FOR               FOR
the resolutions set out in the notice of general
meeting at which this special resolution will be
considered, that, in so far as the terms of the
broad-based black ownership initiative [as specified]
 and included in the terms of the agreements as
specified to the Circular constitute financial
assistance to be given by the Company for the purpose
 of or in connection with the purchase of or
subscription for any shares in the Company, those
terms are hereby sanctioned by the shareholders of
the Company in accordance with the provisions of
section 38(2A)(b) of the Companies Act including,
without limitation, the terms of any financial
assistance arising from: (i) the transactions
involving the allotment and issue of PPC shares to
the CSG Funding SPV and the SBP Funding SPV in terms
of the initial subscription agreements and the
maturity date subscription agreements, as specified;
(ii) the transactions involving the payment by the
Company of legal fees and the granting of any
indemnities contemplated by the relationship
agreement with the SBP parties, as specified; (iii)
the transactions contemplated by the ranking
agreement, as specified; (iv) the transactions
involving the making of loans by the CSG Funding SPV
and the SBP Funding SPV to the Company, as specified;
 (v) the transactions involving the making of loans
to the CSG Funding SPV and the SBP Funding SPV, as
specified; (vi) the transactions involving the
capital contribution to The PPC Black Independent
Non-executive Directors Trust, as specified; (vii)
the transactions involving the grant of a guarantee
to the issuer hedge counterparties, preference
shareholders and the lenders guaranteeing the various
 obligations of the Indirect Trusts in respect of the
 B preference shares and the 5 year term loans, as
specified; (viii) the transactions involving the
granting of post-redemption guarantees to the issuer
hedge counterparties, preference shareholders and
lenders, as specified; and (ix) the transactions
involving the grant of a guarantee and post-
redemption guarantees in respect of the preference
share funding for the capital contribution to be made

PROPOSAL #S.2: Approve, subject to the conditions to                       ISSUER          YES          FOR               FOR
the resolutions set out in the notice of general
meeting at which this special resolution will be
considered, to grant the shareholders of the Company
specific approval as contemplated in section 85(2) of
 the Companies Act, the Listings Requirements and the
 Articles of Association of the Company for the
Company to acquire PPC shares from the CSG Funding
SPV and the SBP Funding SPV from the dates and in
accordance with the terms and conditions of the
initial subscription agreements, the reversionary
pledge and cession agreements, the relationship
agreements, the SPV loans and the ranking agreement

PROPOSAL #O.1: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to the conditions to the resolutions
 set out in the notice of general meeting at which
this ordinary resolution will be considered, by way
of a specific authority in terms of section 221 and,
if applicable, section 222 of the Companies Act and a
 specific authority in terms of the Listings
Requirements to allot and issue, for cash, the PPC
shares mentioned below to the CSG Funding SPV and the
 SBP Funding SPV as specified

PROPOSAL #O.2: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to the conditions to the resolutions
 set out in the notice of general meeting at which
this ordinary resolution will be considered, by way
of a specific authority in terms of section 221 and,
if applicable, section 222 of the Companies Act and a
 specific authority in terms of the Listings
Requirements, to allot and issue, for cash, PPC
shares to the CSG Funding SPV and the SBP Funding SPV
 in accordance with the terms and conditions of the
relevant maturity date subscription agreements

PROPOSAL #O.3: Authorize the Company or any                                ISSUER          YES          FOR               FOR
subsidiary of the Company, subject to the conditions
to the resolutions set out in the notice of general
meeting at which this ordinary resolution will be
considered, by way of a specific authority in terms
of the Listings Requirements to acquire some or all
of the shares held by the CSGs and the SBPs in the
CSG Funding SPV and the SBP Funding SPV respectively
in accordance with the terms and conditions of the
relevant relationship agreements

PROPOSAL #O.4: Authorize the trustees of The PPC                           ISSUER          YES          FOR               FOR
Black Independent Non-executive Directors Trust,
subject to the conditions to the resolutions set out
in the notice of general meeting at which this
ordinary resolution will be considered, to take all
such steps as may be necessary for the allocation of
rights to 95,787 PPC shares each, on the terms of The
 PPC Black Independent Non-executive Directors Trust
to the following Black Independent Non-Executive
Directors: Messrs. Joe Shibambo, Zibu Kganyago and
Ntombi Langa-Royds

PROPOSAL #O.5: Authorize any Director of the Company,                      ISSUER          YES          FOR               FOR
 subject to the conditions to the resolutions set out
 in the notice of general meeting at which this
ordinary resolution will be considered, to do all
such things, and sign all such documents, procure the
 doing of all such things and the signature of all
such documents as may be necessary or incidental to
give effect to all of the special resolutions and the
 ordinary resolutions which are proposed and passed
at the general meeting at which this ordinary
resolution number 5 is proposed

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PRETORIA PORTLAND CEM CO LTD
  TICKER:                N/A             CUSIP:     S63820120
  MEETING DATE:          1/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual financial statements                        ISSUER          YES          FOR               FOR

PROPOSAL #2.1: Appoint Mr. T.D.A. Ross as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint Mr. B.L. Sibiya as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Mr. R.H. Dent as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Re-elect Mr. P. Esterhuysen as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.3: Re-elect Mr. A.J. Lamprecht as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Approve to determine the remuneration                        ISSUER          YES          FOR               FOR
of the Non-Executive Directors Committee Members and
Chairman

PROPOSAL #5.: Approve the acquisition of own shares                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Messrs. Deloitte and Touche                       ISSUER          YES          FOR               FOR
as the Auditors

PROPOSAL #7.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
External Auditors remuneration

PROPOSAL #8.: Transact any other business                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PROMOS TECHNOLOGIES INC
  TICKER:                N/A             CUSIP:     Y7100M108
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of the second euro                               ISSUER          NO           N/A               N/A
convertible bonds

PROPOSAL #A.4: The status of the fourth euro                               ISSUER          NO           N/A               N/A
unsecured convertible bonds

PROPOSAL #A.5: The status of treasury stocks                               ISSUER          NO           N/A               N/A
transferring

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans endorsement and guarantee

PROPOSAL #B41.1: Elect Mr. Min Goo Choi, Passport No:                      ISSUER          YES          FOR               FOR
 SC2127544, as a Director

PROPOSAL #B41.2: Elect Mr. Hsin Tsung Liu,                                 ISSUER          YES          FOR               FOR
Shareholder No: 417651, as an Independent Director

PROPOSAL #B.5: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.6: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT ANEKA TAMBANG (PERSERO) TBK
  TICKER:                N/A             CUSIP:     Y7116R158
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 annual report                               ISSUER          YES          FOR               FOR
including Commissioners report and partnership and
environmental program

PROPOSAL #2.: Ratify the 2008 financial statement and                      ISSUER          YES          FOR               FOR
 granting Acquit Et Decharge to the Directors and the
 Commissioners

PROPOSAL #3.: Approve the adjustmnent of 2007 AGM                          ISSUER          YES          FOR               FOR
resolution with regards to Tantiem Record and or
partnership and environmental program

PROPOSAL #4.: Approve the 2008 profit allocation                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the determination of Tantiem                         ISSUER          YES          FOR               FOR
for the Directors and the Commissioners for 2008 and
determination of salary or honorarium and other
allowances for 2009

PROPOSAL #6.: Appoint the Public Accountant for 2009                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Ratify the Company's buy back                                ISSUER          YES          FOR               FOR

PROPOSAL #8.: Ratify the effective application of                          ISSUER          YES          FOR               FOR
state owned Company Ministry regulation No. Per-
05/MBU/2008 in the Company

PROPOSAL #9.: Approve to change the Board of                               ISSUER          YES        AGAINST           AGAINST
Directors and the Commissioners structure

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT ASTRA AGRO LESTARI TBK
  TICKER:                N/A             CUSIP:     Y7116Q119
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the Company's                            ISSUER          YES          FOR               FOR
annual report and ratify the Company's financial
statement for book YE 31 DEC 2008

PROPOSAL #2.: Approve to determine the Company's                           ISSUER          YES          FOR               FOR
profit utilization

PROPOSAL #3.: Appoint the public accountant to audit                       ISSUER          YES          FOR               FOR
the Company's book for book YE 31 DEC 2009 and
approve to determine the honorarium for public

PROPOSAL #4.: Appoint the Company's Board of                               ISSUER          YES        AGAINST           AGAINST
Directors and Commissioners

PROPOSAL #5.: Approve to determine the salary and                          ISSUER          YES          FOR               FOR
benefit for Directors and honorarium and benefit for
commissioners

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT ASTRA INTL TBK
  TICKER:                N/A             CUSIP:     Y7117N149
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report and ratify                         ISSUER          YES          FOR               FOR
the financial statement of the Company for the book
year 2008

PROPOSAL #2.: Approve to determine the appropriation                       ISSUER          YES          FOR               FOR
of the Company's net profit for the book year 2008

PROPOSAL #3.: Approve to determine the salary and                          ISSUER          YES          FOR               FOR
benefit for the Board of Directors of the Company as
well as the honorarium and or benefit for the Board
of Commissioners of the Company

PROPOSAL #4.: Appoint the Public Accountant whom will                      ISSUER          YES          FOR               FOR
 conduct the audit of the Company's financial
statement for the book year 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT BANK CENTRAL ASIA TBK
  TICKER:                N/A             CUSIP:     Y7123P138
  MEETING DATE:          12/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition proposal of PT                       ISSUER          YES          FOR               FOR
Bank UIB by the Company

PROPOSAL #2.: Amend the Company's Articles of                              ISSUER          YES          FOR               FOR
Association in line with the law No. 40 year 2007 on
limited liability Companies and the Bapepam-Lk Rule
No.IX.J on the principle of the Articles of
Association of Company's that have conducted equity
public offering and public Companies

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT BANK CENTRAL ASIA TBK
  TICKER:                N/A             CUSIP:     Y7123P138
  MEETING DATE:          5/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors report                        ISSUER          YES          FOR               FOR
for book year 2008 and ratify the financial report
for book year 2008 and Acquit Et de charge to the
Board of Commissioner and the Board of Directors as
reflected in annual report

PROPOSAL #2.: Approve the determination on                                 ISSUER          YES          FOR               FOR
utilization of net Company's profit for book year 2008

PROPOSAL #3.: Approve to change in the Board of                            ISSUER          YES        AGAINST           AGAINST
Management structure

PROPOSAL #4.: Approve the determination on                                 ISSUER          YES          FOR               FOR
salary/honorarium and other allowance for the Board
of Directors and the Board of Commissioners

PROPOSAL #5.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
appoint Independent Public Accountant to Audit
Company's books for book year 2009

PROPOSAL #6.: Authorize the Board of Directors to pay                      ISSUER          YES          FOR               FOR
 interim dividend for book year 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT BANK DANAMON INDONESIA TBK
  TICKER:                N/A             CUSIP:     Y71188190
  MEETING DATE:          3/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to conduct limited public                            ISSUER          YES          FOR               FOR
offering through right issue

PROPOSAL #2.: Approve to adjust Employee/Management                        ISSUER          YES        AGAINST           AGAINST
Stock option [ESOP/MSOP]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT BANK DANAMON INDONESIA TBK
  TICKER:                N/A             CUSIP:     Y71188190
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1.1: Approve the annual report years 2009                      ISSUER          YES          FOR               FOR

PROPOSAL #A.1.2: Approve the financial statement for                       ISSUER          YES          FOR               FOR
the book years 2008

PROPOSAL #A.1.3: Approve the Acquit Et de charge for                       ISSUER          YES          FOR               FOR
the Members of the Board of Commissioners years 2008

PROPOSAL #A.2: Appoint the profit allocation Company                       ISSUER          YES          FOR               FOR
for the book years 2008

PROPOSAL #A.3: Approve to change the Members of the                        ISSUER          YES        AGAINST           AGAINST
Board of Directors

PROPOSAL #A.4: Appoint the salary or honorarium and                        ISSUER          YES          FOR               FOR
other allowances for the Members of the Board of
Commissioners Company

PROPOSAL #A.5.1: Appoint the salary and or others                          ISSUER          YES          FOR               FOR
allowances for the Members of the Board of Directors
of Company

PROPOSAL #A.5.2: Appoint the task and authority of                         ISSUER          YES          FOR               FOR
the Directors of the Company

PROPOSAL #A.6: Appoint the Public Accountants for the                      ISSUER          YES          FOR               FOR
 book years 2009

PROPOSAL #A.7: Approve to revise Article of                                ISSUER          YES          FOR               FOR
Association of Company regarding Bapepam Regulation
IX.J.1

PROPOSAL #E.1: Approve the material transaction to                         ISSUER          YES          FOR               FOR
take offer of shares into PT Adira Dinamika Muti
Finance TBK

PROPOSAL #E.2: Approve to take offer PT Asuransi                           ISSUER          YES        AGAINST           AGAINST
Adira Dinamika of shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT BANK INTERNASIONAL INDONESIA TBK
  TICKER:                N/A             CUSIP:     Y7118M389
  MEETING DATE:          12/1/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the restructuring of the                             ISSUER          YES          FOR               FOR
Company's Board of Commissioners and Directors

PROPOSAL #2.: Amend the Company's Article of                               ISSUER          YES        AGAINST           AGAINST
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT BANK MANDIRI (PERSERO) TBK
  TICKER:                N/A             CUSIP:     Y7123S108
  MEETING DATE:          9/23/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's acquisition of PT                      ISSUER          YES          FOR               FOR
 Tunas Financindo Sarana through direct purchase of
51% of the Tunas Financindo Saranas total subscribed
and paid up capital from PT Tunas Ridean TBK and PT
Tunas Mobilindo Parama

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT BANK MANDIRI (PERSERO) TBK
  TICKER:                N/A             CUSIP:     Y7123S108
  MEETING DATE:          5/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company annual report                            ISSUER          YES          FOR               FOR
including ratification of the Company financial
report and the Board of Commissioners Supervision
report, for the FYE on the 31 DEC 2008, and
ratification of the annual report on the partnership
and community development program (program kemitraan
dan bina lingkungan) for the FYE on the 31 DEC 2008

PROPOSAL #2.: Approve the use of the net profit of                         ISSUER          YES          FOR               FOR
the Company for the FYE on the 31 DEC 2008

PROPOSAL #3.: Approve the determination of the Public                      ISSUER          YES          FOR               FOR
 Accountant office to audit the Company financial
report and the annual report on the partnership and
community development program(program kemitraan dan
bina lingkungan) for the FYE on 31 DEC 2009

PROPOSAL #4.: Approve the remuneration of the Board                        ISSUER          YES          FOR               FOR
of Directors, honorarium of the Board of
Commissioners and Tantieme for the Members of the
Board of Directors and the Board of Commissioners of

PROPOSAL #5.: Approve the delegation of the general                        ISSUER          YES        AGAINST           AGAINST
meeting of shareholders authorization to the Board of
 Commissioners to approve the increase of the issued
and paid up capital of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT BK RAKYAT
  TICKER:                N/A             CUSIP:     Y0697U104
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors report                        ISSUER          YES          FOR               FOR
for book year 2008 and ratify of financial report for
 book year 2008 and ratification on the partnership
and community development program for book year 2008

PROPOSAL #2.: Approve to determine on utilization of                       ISSUER          YES          FOR               FOR
Net Company's profit for book year 2008

PROPOSAL #3.: Approve to determine on salary                               ISSUER          YES          FOR               FOR
honorarium, tantiem for the Board of Directors and
the Board of Commissioners

PROPOSAL #4.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
appoint of Independent Public Accountant to Audit
Company's books for book year 2009 and the
partnership and community development program for

PROPOSAL #5.: Authorize the Board of Commissioners to                      ISSUER          YES        AGAINST           AGAINST
 increase capital in line with Management Stock
Option Program as determined in shareholders general
meeting of the Company

PROPOSAL #6.: Approve to change in the Board of                            ISSUER          YES        AGAINST           AGAINST
Commissioners

PROPOSAL #7.: Approve and ratify on regulation of the                      ISSUER          YES          FOR               FOR
 ministry of state owned enterprises No. per
05/mbu/2008 on 03 SEP 2008 regarding the general
guidelines supplying goods and services of the state
owned enterprises

PROPOSAL #8.: Approve to increase Company placement                        ISSUER          YES        AGAINST           AGAINST
in Bank Syariah Bri

PROPOSAL #9.: Approve to implement on regulation of                        ISSUER          YES        AGAINST           AGAINST
the ministry of state owned enterprises
No.s196/mbu/2009 on 23 MAR 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT BUMI RESOURCES TBK
  TICKER:                N/A             CUSIP:     Y7122M110
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Approve the annual report for the YE                        ISSUER          YES          FOR               FOR
2008

PROPOSAL #A.2: Ratify the financial statements for                         ISSUER          YES          FOR               FOR
the YE 2008

PROPOSAL #A.3: Approve to determine the utilization                        ISSUER          YES          FOR               FOR
of net Company's profit for book year 2008

PROPOSAL #A.4: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
appoint Independent Public Accountant to Audit
Company's books for book year 2009

PROPOSAL #E.1.1: Approve to pledge a part of or the                        ISSUER          YES        AGAINST           AGAINST
entire assets owned directly or undirectly by the
Company to its creditors, either the Creditors or the
 Company or the Company's subsidiary, including but
unlimited to pawn or pledge of a part of or the
entire shares of subsidiary Company owned directly or
 indirectly by the Company

PROPOSAL #E.1.2: Approve to pledge a part of or the                        ISSUER          YES        AGAINST           AGAINST
entire assets owned directly or undirectly by the
Company to its Creditors, either the Creditors or the
 Company or the Company's subsidiary, including but
unlimited to fiducia on bank bills, insurance claim,
inventory, and escrow account of the Company or
subsidiary Company

PROPOSAL #E.1.3: Approve to pledge a part of or the                        ISSUER          YES        AGAINST           AGAINST
entire assets owned directly or undirectly by the
Company to its Creditors, either the Creditors or the
 Company or the Company's subsidiary, including but
unlimited to guarantee or pledge of other liquid and
or fixed assets owned by the Company or subsidiary
Company to obtain financing or credit from a 3rd
party for the Company or subsidiary Company at
present time or in the future

PROPOSAL #E.2: Approve to change and ratify the                            ISSUER          YES        AGAINST           AGAINST
Commissioners structure

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT INDOFOOD SUKSES MAKMUR TBK
  TICKER:                N/A             CUSIP:     Y7128X128
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors report                        ISSUER          YES          FOR               FOR
for book year 2008

PROPOSAL #2.: Ratify the financial report for book                         ISSUER          YES          FOR               FOR
year 2008

PROPOSAL #3.: Approve to determine the utilization of                      ISSUER          YES          FOR               FOR
 net Company's profit for book year 2008

PROPOSAL #4.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
appoint the Independent Public Accountant to Audit
Company's books for book year 2009 and approve to
determine their honorarium

PROPOSAL #5.: Amend the Company Articles of                                ISSUER          YES        AGAINST           AGAINST
Association related to the Board term of office

PROPOSAL #6.: Approve the change in the Board of                           ISSUER          YES        AGAINST           AGAINST
Management structure

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT INDOSAT TBK
  TICKER:                N/A             CUSIP:     Y7130D110
  MEETING DATE:          7/14/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT INDOSAT TBK
  TICKER:                N/A             CUSIP:     Y7130D110
  MEETING DATE:          8/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the changes of the composition                       ISSUER          YES          FOR               FOR
of the Board of Commissioners and/or Board of
Directors of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT INDOSAT TBK
  TICKER:                N/A             CUSIP:     Y7130D110
  MEETING DATE:          6/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Approve the Annual Report, Financial                        ISSUER          YES          FOR               FOR
Statements, and grant discharge to the Directors and
the Commissioners

PROPOSAL #A.2: Approve the allocation of income                            ISSUER          YES          FOR               FOR

PROPOSAL #A.3: Approve the remuneration of                                 ISSUER          YES          FOR               FOR
Commissioners

PROPOSAL #A.4: Appoint the Auditors                                        ISSUER          YES          FOR               FOR

PROPOSAL #A.5: Elect the Directors and the                                 ISSUER          YES        AGAINST           AGAINST
Commissioners

PROPOSAL #E.1: Amend the Articles of Association                           ISSUER          YES          FOR               FOR
Regarding: Bapepam Rule No. IX.J.1

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT INTERNATIONAL NICKEL INDONESIA INCO
  TICKER:                N/A             CUSIP:     Y39128148
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors report                        ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Board of Commissioners                           ISSUER          YES          FOR               FOR
report
PROPOSAL #3.: Approve and ratify the Company                               ISSUER          YES          FOR               FOR
financial report for book year 2008

PROPOSAL #4.: Approve to utilize the net Company's                         ISSUER          YES          FOR               FOR
profit for book year 2008

PROPOSAL #5.: Appoint the Board of Commissioners                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Appoint the Board of Directors                               ISSUER          YES        AGAINST           AGAINST

PROPOSAL #7.: Approve the remuneration for the Board                       ISSUER          YES          FOR               FOR
of Commissioners

PROPOSAL #8.: Authorize the Board of Commissioners to                      ISSUER          YES          FOR               FOR
 determine salary and other remuneration for the
Board of Directors

PROPOSAL #9.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
appoint the Independent Public Accountant to Audit
Company's books for book year 2009 and approve to
determine their honorarium

PROPOSAL #10.: Other matter                                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT INTERNATIONAL NICKEL INDONESIA INCO
  TICKER:                N/A             CUSIP:     Y39128148
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the general meeting of                               ISSUER          YES          FOR               FOR
receiving of short term credit facility revolving
from Vale International SA up to USD 250,000,000.00
the transaction related material transaction

PROPOSAL #2.: Approve the independent shareholders of                      ISSUER          YES          FOR               FOR
 receiving of short term credit facility revolving
from Vale International SA up to USD 250,000,000.00
as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT INTERNATIONAL NICKEL INDONESIA TBK
  TICKER:                N/A             CUSIP:     Y39128148
  MEETING DATE:          8/13/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the amendments to the Company's                      ISSUER          YES          FOR               FOR
 Articles of Association to conform to Law no.40/2007
 on Limited Liability Companies, the BAPEPAM LK'S
Regulation no. IX J 1 on the principles of the
Company's Article of Association for Public Listed
Company and Corporate Governance Principles

PROPOSAL #2.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company , jointly or individually, with the rights
of substitution, to conduct all necessary acts in
connection with the amendment of the Articles of
Association of the Company, to restate the
resolutions of the meeting in a statement of the
meeting resolution before the Notary, to authorize
the Notary to request the ratification and approval
and submit notification to the Ministry of Law and
Human Rights of the Republic of Indonesia, and
generally, to perform and any of all acts deemed
necessary or appropriate to be done to achieve
effectiveness on the amendment of the Articles of

PROPOSAL #3.: Appoint the Members to the Board of                          ISSUER          YES          FOR               FOR
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT INTERNATIONAL NICKEL INDONESIA TBK
  TICKER:                N/A             CUSIP:     Y39128148
  MEETING DATE:          12/5/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint the Members of the Director                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT INTERNATIONAL NICKEL INDONESIA TBK
  TICKER:                N/A             CUSIP:     Y39128148
  MEETING DATE:          2/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint the Member of the Board of                           ISSUER          YES        AGAINST           AGAINST
Commissioner

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT LIPPO KARAWACI TBK
  TICKER:                N/A             CUSIP:     Y7129W186
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors report                        ISSUER          YES          FOR               FOR
for book year 2008 and ratification of financial
report for book year 2008 and acquit ET DE charge to
the Board of Commissioner and the Board of Directors
as reflected in annual report

PROPOSAL #2.: Approve to determine the profit and                          ISSUER          YES          FOR               FOR
loss statement for book year 2008

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
appoint Independent Public Accountant to Audit
Company's books for book year 2009 and approve to
determine their honorarium

PROPOSAL #4.: Appoint the Board of Directors and the                       ISSUER          YES        AGAINST           AGAINST
Board of Commissioners and approve to determine their
 salary/ honorarium and or other allowances

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT PERUSAHAAN GAS NEGARA (PERSERO) TBK
  TICKER:                N/A             CUSIP:     Y7136Y118
  MEETING DATE:          12/22/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to apply the stipulation of the                      ISSUER          YES          FOR               FOR
 Rule of Ministry of State own no. 5 year 2008
regarding the principle on supplying good and services

PROPOSAL #2.: Ratify the amendment of the partnership                      ISSUER          YES          FOR               FOR
 and Environment Development Program

PROPOSAL #3.: Approve to re-purchase the Company's                         ISSUER          YES          FOR               FOR
shares

PROPOSAL #4.: Ratify the accounting application on                         ISSUER          YES          FOR               FOR
the tantiem in year 2007

PROPOSAL #5.: Approve to determine the remuneration                        ISSUER          YES          FOR               FOR
for the Company's Board of Directors and the
Commissioners

PROPOSAL #6.: Others                                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT PERUSAHAAN GAS NEGARA (PERSERO) TBK
  TICKER:                N/A             CUSIP:     Y7136Y118
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Approve the Directors annual report                         ISSUER          YES          FOR               FOR
regarding the Company's condition and activities in
book year 2008; Report of the Commissioners
supervision, and partnership and building environment
 program in book year 2008

PROPOSAL #A.2: Ratify the Company's financial report                       ISSUER          YES          FOR               FOR
for book year 2008; partnership and building
Environment Program in book year 2008, and grant
discharge to the Directors and Commissioners
[volledig acquit decharge] from their Managerial and
Supervision in book year 2008

PROPOSAL #A.3: Approve to determine the Company's                          ISSUER          YES          FOR               FOR
Profit utilization and determine dividend for book
year 2008

PROPOSAL #A.4: Approve to determine                                        ISSUER          YES          FOR               FOR
Salary/Honorarium, benefit, facility and tantiem for
Board of Commissioners and Directors

PROPOSAL #A.5: Appoint the Public Accountant to audit                      ISSUER          YES          FOR               FOR
 the Company's financial report in book year 2009

PROPOSAL #E.1: Amend the Company's Article of                              ISSUER          YES          FOR               FOR
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT SEMEN GRESIK (PERSERO) TBK
  TICKER:                N/A             CUSIP:     Y7142G168
  MEETING DATE:          1/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to change the Company's Power                        ISSUER          YES          FOR               FOR
Plant Development Plan

PROPOSAL #2.: Approve to adjust the AGM of                                 ISSUER          YES          FOR               FOR
shareholders resolution for the year 2006 and 2007
regarding posting of Tantiem and Partnership and
Community Development Program

PROPOSAL #3.: Approve the implementation of the State                      ISSUER          YES          FOR               FOR
 Owned Enterprises Ministry Regulation No.
05/MBU/2008 dated 03 SEP 2008 regarding general
guidelines of the procurement implementation of goods

PROPOSAL #4.: Ratify the Company's Shares Buyback                          ISSUER          YES          FOR               FOR
Program

PROPOSAL #5.: Receive the report on the results of                         ISSUER          YES          FOR               FOR
feasibility study on the Development Plan of new
Cement Plan in West Sumatra

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT SEMEN GRESIK (PERSERO) TBK
  TICKER:                N/A             CUSIP:     Y7142G168
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Approve the Board of Director's report                      ISSUER          YES          FOR               FOR
 regarding the Company's performance during the year
2008, including the report of supervisory duty
activities of the Board of Commissioners during the
year 2008 and approve the annual report for the
partnership and community development program during
the year 2008

PROPOSAL #A.2: Ratify the Company's annual financial                       ISSUER          YES          FOR               FOR
statements for the year 2008 and approve the annual
report of PCDP for the year 2008 and thereby
discharge the Board of direct and Commissioners from
their managerial responsibility [volledig at de
charge] for year 2008

PROPOSAL #A.3: Approve the appropriation of the                            ISSUER          YES          FOR               FOR
Company's net profit for the year 2008

PROPOSAL #A.4: Approve to determine the tantieme for                       ISSUER          YES          FOR               FOR
the year 2008 and salary/honorarium for the year 2009
 and other allowances/facilities for both of the
Board of Directors and Commissioners of the Company

PROPOSAL #A.5: Appoint the registered Public                               ISSUER          YES          FOR               FOR
Accountant to Audit Company's financial statement for
 the year 2009 and other periods in the year 2009 and
 appoint of registered Public Accountant to Audit
financial statement of PCDP for the year 2009

PROPOSAL #E.1: Approve the actions regarding the Plan                      ISSUER          YES          FOR               FOR
 to build new plant in west sumatera

PROPOSAL #E.2: Amend the Company's Article of                              ISSUER          YES          FOR               FOR
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT TAMBANG BATUBARA BUKIT ASAM (PERSERO) TBK
  TICKER:                N/A             CUSIP:     Y8520P101
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors report                        ISSUER          YES          FOR               FOR
for book year 2008 and the partnership and community
development program report for book year 2008

PROPOSAL #2.: Ratify the financial report for book                         ISSUER          YES          FOR               FOR
year 2008 and the partnership and community
development program report for book year 2008 and
Acquit Et De charge to the Board of Commissioner and
the Board of Directors as reflected in annual report

PROPOSAL #3.: Approve to determine the utilization of                      ISSUER          YES          FOR               FOR
 net Company's profit including cash dividend
distribution for book year 2008

PROPOSAL #4.: Approve to determine on Tantiem for the                      ISSUER          YES          FOR               FOR
 Board of Directors and the Board of Commissioners
for book year 2008 and salary/honorarium including
facility and other allowance for book year 2009

PROPOSAL #5.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
appoint of Independent Public Accountant to audit
Company's books for book year 2009 and the
partnership and community development program for

PROPOSAL #6.: Approve the buy back of Company shares                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #7.: Approve to implement on regulation of                        ISSUER          YES          FOR               FOR
the ministry of state owned enterprises No. Per
05/MBU/2008 on 03 SEP 2008 regarding the general
guidelines supplying goods and services of the state
owned enterprises

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT UNILEVER INDONESIA TBK
  TICKER:                N/A             CUSIP:     Y9064H141
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify the financial report for book                         ISSUER          YES          FOR               FOR
year 2008 acquit et discharge to the Board of
Commissioner and the Board of Directors as reflected
in annual report and profit allocation

PROPOSAL #2.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
appoint of Independent Public Accountant to audit
Company's books for book year 2009 and approve to
determine their honorarium

PROPOSAL #3.: Approve the change in the Board of                           ISSUER          YES        AGAINST           AGAINST
Directors and the Board of Commissioners, as well as
determination on salary and allowances for the Board
of Directors and the Board of Commissioners for book
year 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT UNITED TRACTORS TBK
  TICKER:                N/A             CUSIP:     Y7146Y140
  MEETING DATE:          8/19/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company plan for Limited                         ISSUER          YES          FOR               FOR
Public Offering III with rights issue

PROPOSAL #2.: Authorize the Board of Directors and                         ISSUER          YES          FOR               FOR
Commissioners to take necessary action for the
Limited Public Offering III

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT UTD TRACTORS TBK
  TICKER:                N/A             CUSIP:     Y7146Y140
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Board of                              ISSUER          YES          FOR               FOR
Directors report for book year 2008 and the financial
 report for book year 2008

PROPOSAL #2.: Approve to determine on the utilization                      ISSUER          YES          FOR               FOR
 of net Company's profit for book year 2008

PROPOSAL #3.: Appoint the Board of management                              ISSUER          YES        AGAINST           AGAINST
structure for period 2009 up to 2011

PROPOSAL #4.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
appoint the Independent Public Accountant to audit
Company's books for book year 2009 and determine
their honorarium

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PTT AROMATICS AND REFINING PUBLIC COMPANY LTD, BAN
  TICKER:                N/A             CUSIP:     Y71360112
  MEETING DATE:          4/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Acknowledge the report of PTTAR                              ISSUER          YES          FOR               FOR
shareholders meeting on 10 APR 2008

PROPOSAL #2.: Acknowledge the report of the Board of                       ISSUER          YES          FOR               FOR
Directors relating to the Company's business
operations of the year 2008

PROPOSAL #3.: Approve the Company balance sheets,                          ISSUER          YES          FOR               FOR
profit and loss statements, and cash flow statements
of the year 2008

PROPOSAL #4.: Approve the distribution of profit and                       ISSUER          YES          FOR               FOR
the dividend payment for the year 2008

PROPOSAL #5.: Elect the new Directors to replace                           ISSUER          YES          FOR               FOR
those who are due to retire by rotation and approve
to fix their remunerations

PROPOSAL #6.: Appoint the Auditor and approve to fix                       ISSUER          YES          FOR               FOR
the annual fee

PROPOSAL #7.: Other issues [if any]                                        ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PTT CHEMICAL PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y7135Z116
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the AGM of the shareholders                          ISSUER          YES          FOR               FOR
held on 10 APR 2008

PROPOSAL #2.: Acknowledge the Company's operation for                      ISSUER          YES          FOR               FOR
 the year 2008 and the recommendation for the
Company's Business Plan

PROPOSAL #3.: Approve the Company's financial                              ISSUER          YES          FOR               FOR
statements including balance sheet and income
statement  for the YE 31 DEC 2008

PROPOSAL #4.: Approve the appropriation of profit for                      ISSUER          YES          FOR               FOR
 the year 2008 operating results and dividend payout

PROPOSAL #5.: Approve the Directors' remunerations                         ISSUER          YES          FOR               FOR

PROPOSAL #6.1: Elect Pol. Gen. Nopadol Somboonsub as                       ISSUER          YES          FOR               FOR
a Director, to replace those who are due to retire by
 rotation

PROPOSAL #6.2: Elect Mr. Veerasak Kositpaisal as a                         ISSUER          YES          FOR               FOR
Director, to replace those who are due to retire by
rotation

PROPOSAL #6.3: Elect Mr. Panich Pongpirodom as a                           ISSUER          YES          FOR               FOR
Director, to replace those who are due to retire by
rotation

PROPOSAL #6.4: Elect Mr. Areepong Bhoocha-Oom as a                         ISSUER          YES          FOR               FOR
Director, to replace those who are due to retire by
rotation

PROPOSAL #6.5: Elect General Winai Phattiyakul as a                        ISSUER          YES          FOR               FOR
Director, to replace those who are due to retire by
rotation

PROPOSAL #7.: Appoint the Auditor and approve to fix                       ISSUER          YES          FOR               FOR
their annual fee for 2009

PROPOSAL #8.: Approve the fund raising reserved for                        ISSUER          YES        AGAINST           AGAINST
the future growth of the Company for the total amount
 of not exceeding THB 30,000 million

PROPOSAL #9.: Other issues                                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PTT EXPLORATION AND PRODUCTION PUBLIC CO LTD, BANG
  TICKER:                N/A             CUSIP:     Y7145P165
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Acknowledge the 2008 performance result                      ISSUER          YES          FOR               FOR
 and 2009 work plan of the Company

PROPOSAL #2.: Approve the 2008 financial statements                        ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the dividend payment for 2008                        ISSUER          YES          FOR               FOR
performance

PROPOSAL #4.: Appoint the Auditor and approve the                          ISSUER          YES          FOR               FOR
Auditor's fees for year 2009

PROPOSAL #5.1: Appoint Mr. Mr. Pala Sookawesh as a                         ISSUER          YES          FOR               FOR
new Director in replacement of those who are due to
retire by rotation

PROPOSAL #5.2: Appoint Mr. Bhusana Premanode as a new                      ISSUER          YES          FOR               FOR
 Director in replacement of those who are due to
retire by rotation

PROPOSAL #5.3: Appoint Mr. Anon Sirisaengtaksin as a                       ISSUER          YES          FOR               FOR
new Director in replacement of those who are due to
retire by rotation

PROPOSAL #5.4: Appoint Mrs. Sirinuj Bisonyabut as a                        ISSUER          YES          FOR               FOR
new Director in replacement of those who are due to
retire by rotation

PROPOSAL #5.5: Appoint Mr. Mr. Rathakit Manathat as a                      ISSUER          YES          FOR               FOR
 new Director in replacement of those who are due to
retire by rotation

PROPOSAL #6.: Approve the Directors and the Sub-                           ISSUER          YES          FOR               FOR
committees remuneration

PROPOSAL #7.: Ratify the Company's Articles of                             ISSUER          YES          FOR               FOR
Association [AOA] Clause 9 registration

PROPOSAL #8.: Approve the debenture issuance up to                         ISSUER          YES          FOR               FOR
the total amount of THB 50,000 million

PROPOSAL #9.: Other matters [if any]                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PTT PUBLIC COMPANY LIMITED
  TICKER:                N/A             CUSIP:     Y6883U113
  MEETING DATE:          4/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to certify the 2008 AGM minutes                      ISSUER          YES          FOR               FOR
 on 11 APR 2008

PROPOSAL #2.: Approve 2008 performance statement and                       ISSUER          YES          FOR               FOR
2008 financial statement, end up on 31 DEC 2008

PROPOSAL #3.: Approve 2008 Net Profit Allocation Plan                      ISSUER          YES          FOR               FOR
 and Dividend Policy

PROPOSAL #4.: Appoint an Auditor and approve to                            ISSUER          YES          FOR               FOR
consider 2009 Auditor Fees

PROPOSAL #5.: Approve to consider 2009 Board of                            ISSUER          YES          FOR               FOR
Directors' remuneration

PROPOSAL #6.1: Elect Mr. Norkun Sitthiphong as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.2: Elect Mr. Prasert Bunsumpun as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.3: Elect Mr. Watcharakiti Watcharothai as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #6.4: Elect Mr. Suraphol Nitikraipot as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.5: Elect Mr. Surachai Phuprasert as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Approve the rectification of PTT's                           ISSUER          YES          FOR               FOR
Article of Association

PROPOSAL #8.: Approve 5 years External Fund Raising                        ISSUER          YES        AGAINST           AGAINST
Plan [during 2009-2013]

PROPOSAL #9.: Receive the report PTT's related                             ISSUER          YES          FOR               FOR
Supreme Administrative Court's decisions compliances

PROPOSAL #10.: Other matters [if any]                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PUBLIC BANK BHD
  TICKER:                N/A             CUSIP:     Y71497112
  MEETING DATE:          2/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the FYE 31 DEC 2008 and the reports of
 the Directors and Auditors thereon

PROPOSAL #2.: Approve the payment of a final cash                          ISSUER          YES          FOR               FOR
dividend of 25% less 25% income tax [Final Cash
Dividend] and the distribution of a share dividend on
 the basis of 1 PBB treasury share listed and quoted
as Local on the main Board of Bursa Malaysia
Securities Berhad for every 35 ordinary shares of MYR
 1.00 each held in PBB, fractions of treasury shares
to be disregarded [Share Dividend], in respect of the
 FYE 31 DEC 2008 as recommended by the Directors

PROPOSAL #3.: Re-elect Tan Sri Dato' Sri Tay Ah Lek                        ISSUER          YES          FOR               FOR
as a Director, who retire by rotation pursuant to
Article 111 of the Company's Articles of Association

PROPOSAL #4.: Re-elect Dato' Haji Abdul Aziz bin Omar                      ISSUER          YES          FOR               FOR
 as a Director, who retire by rotation pursuant to
Article 111 of the Company's Articles of Association

PROPOSAL #5.: Re-elect Quah Poh Keat who retires                           ISSUER          YES          FOR               FOR
pursuant to Article 109 of the Company's Articles of
Association

PROPOSAL #6.: Re-appoint Tan Sri Dato' Sri Dr. Teh                         ISSUER          YES          FOR               FOR
Hong Piow as a Director of the Company, who retires
pursuant to Section 129 of the Companies Act, 1965 to
 hold office until the next AGM

PROPOSAL #7.: Re-appoint Tan Sri Dato' Thong Yaw Hong                      ISSUER          YES          FOR               FOR
 as a Director of the Company, who retires pursuant
to Section 129 of the Companies Act, 1965, to hold
office until the next AGM

PROPOSAL #8.: Re-appoint Dato' Dr. Haji Mohamed Ishak                      ISSUER          YES          FOR               FOR
 bin Haji Mohamed Ariff as a Director of the Company,
 who retires pursuant to Section 129 of the Companies
 Act, 1965, to hold office until the next AGM

PROPOSAL #9.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
of MYR 1,142,083.00 for the FYE 31 DEC 2008

PROPOSAL #10.: Re-appoint Messrs KPMG as the Auditors                      ISSUER          YES          FOR               FOR
 of the Company for the FYE 31 DEC 2009 and authorize
 the Directors to fix the Auditors' remuneration

PROPOSAL #11.: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Section 132D of the Companies Act, 1965, to issue
shares in the Company at any time until the
conclusion of the next AGM and upon such terms and
conditions and for such purposes as the Directors
may, in their absolute discretion, deem fit provided
that the aggregate number of shares to be issued does
 not exceed 10% of the issued and paid-up share
capital of the Company for the time being, subject
always to the approvals of the relevant regulatory

PROPOSAL #12.: Authorize the Company, subject to the                       ISSUER          YES          FOR               FOR
Companies Act, 1965, the Memorandum and Articles of
Association of the Company and the requirements of
Bank Negara Malaysia, Bursa Malaysia Securities
Berhad [Bursa Securities] and any other relevant
authorities, to purchase such number of ordinary
shares of MYR 1.00 each in PBB as may be determined
by the Directors from time to time through Bursa
Securities upon such terms and conditions as the
Directors may deem fit in the interest of the Company
 provided that the aggregate number of shares
purchased pursuant to this resolution does not exceed
 10% of the total issued and paid-up share capital of
 the Company; an amount not exceeding PBB's total
audited retained profits and share premium account at
 the time of purchase be allocated by PBB for the
Proposed Share Buy-Back; based on the latest audited
financial statements of PBB as at 31 DEC 2008, the
retained profits of PBB amounted to approximately MYR
 1,133,277,000 [after deducting the final cash
dividend of MYR 629,180,000] and the share premium
account amounted to approximately MYR 1,439,601,000
[after deducting the Share Dividend]; [Authority
expires at the earlier of the conclusion of the next
AGM of the Company]; authorize the Directors to act
and to take all steps and do all things as they may
deem necessary or expedient in order to implement,
finalize and give full effect to the proposed share
buy-back and to decide in their absolute discretion
to either retain the ordinary shares of MYR 1.00 each
 in PBB purchased by PBB pursuant to the proposed
share buy-back as treasury shares to be either
distributed as share dividends or resold on Bursa
Securities or subsequently cancelled, or to cancel

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                QISDA CORPORATION
  TICKER:                N/A             CUSIP:     Y07988101
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Elect Mr. Lan Min-Tsung [ID                                 ISSUER          YES          FOR               FOR
No.S101079818] as a Independent Director

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee, trading
derivatives and asset acquisition or disposal

PROPOSAL #B.6: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                QUANTA COMPUTER INC
  TICKER:                N/A             CUSIP:     Y7174J106
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The status of euro convertible bonds                        ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The status of buybacks treasury stock                       ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 3.5 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus; proposed
stock dividend: 10 for 1000 shares

PROPOSAL #B.4: Approve to revise Articles of                               ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                QUANTA DISPLAY INC
  TICKER:                N/A             CUSIP:     Y0451X104
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The indirect investment in people's                         ISSUER          NO           N/A               N/A
republic of China

PROPOSAL #A.4: The issuance status of corporate bonds                      ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
[proposed cash dividend: TWD 0.3 per share]

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, staff and shareholders bonus
[proposed stock dividend 30 for 1,000 shares held]

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal, trading derivatives,
monetary loans, endorsement and guarantee

PROPOSAL #B.6: Approve to revise the rules of the                          ISSUER          YES          FOR               FOR
election of the Directors and the Supervisors

PROPOSAL #B.7: Extraordinary proposals                                     ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RANBAXY LABORATORIES LTD
  TICKER:                N/A             CUSIP:     Y7187Y165
  MEETING DATE:          7/15/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company [hereinafter referred to as the Board
which term shall include a Committee thereof],
pursuant to the provisions of Section 81(1A) and all
other applicable provisions, if any of the Companies
Act, 1956 [the Act] including any statutory
modification(s) thereto or re-enactment thereof for
the time being in force and in accordance with the
relevant provisions of the Memorandum and Articles of
 Association of Company and applicable
Guidelines/Regulations prescribed by the Securities
and Exchange Board of India and/or any other
Regulatory/Statutory authority, the Listing Agreement
 entered into by the Company with the Stock Exchanges
 where the securities of the Company are listed and
subject to the approvals, consents, permissions
and/or sanctions as may be required from the Reserve
Bank of India under the Foreign Exchange Management
Act, 1999, the Foreign Investment Promotion Board,
Anti Trust Commissions of various
countries/jurisdictions and from any other regulatory
 or statutory authority or body and subject to such
terms, conditions, alterations, changes, variations
and/or modification(s), if any, as may be prescribed
by any one or more or all of them in granting such
approvals, consents, permissions and/or sanctions, to
 create, offer, issue and allot Equity Shares and
Warrants to Daiichi Sankyo Company, Limited,
incorporated and existing under the Laws of Japan and
 having its Registered Office at 3-5-1 Nihonbashi-
honcho, Chuo-Ku, Tokyo-103-8426 [Japan] as specified;
 approve the relevant date as per the SEBI Guidelines
 for determination of applicable price for issue of
aforesaid Equity Shares and Warrants is 15 JUN 2008;
approve the Equity Shares to be issued and allotted
[including on exercise of Warrants] shall rank pari-
passu with the existing Equity Shares of the Company
in all respects including payment of dividend; and
authorize the Board, for the purpose of giving effect
 to the above Resolution, to do all such acts, deeds
and things and to execute all such agreements, deeds,
 documents, instruments and writings as it may in its
 sole and absolute discretion deem necessary or
expedient including to settle any question,

PROPOSAL #2.: Approve, the partial modification of                         ISSUER          YES          FOR               FOR
the Resolutions passed at the AGM of the Company held
 on 28 JUN 2006 and 31 MAY 2007 and in accordance
with the provisions of Sections 198, 269, 309 and 310
 read with Schedule XIII and other applicable
provisions of the Companies Act 1956 and the Articles
 of Association of the Company, the ceiling of
remuneration of Mr. Malvinder Mohan Singh, Chief
Executive Officer and Managing Director of the
Company, to revise effective 01 JAN 2008 such that
his Salary, allowances and perquisites shall not
exceed INR 25 crores per annum; authorize the Board
of Directors [hereinafter referred to as the Board
which term shall include a Committee of Directors],
to fix actual remuneration of Mr. Malvinder Mohan
Singh, Chief Executive Officer and Managing Director
and revise it from time to time; approve, all other
terms and conditions relating to the appointment and
remuneration of Mr. Malvinder Mohan Singh, Chief
Executive Officer and Managing Director as approved
by Members at the AGMs held on 28 JUN 2006 and 31 MAY
 2007, shall remain unchanged; and authorize the
Board to do all such acts, deeds and things as it may
 consider necessary or expedient to give effect to

PROPOSAL #S.3: Amend, pursuant to the provisions of                        ISSUER          YES          FOR               FOR
the Securities and Exchange Board of India [Employee
Stock Option Scheme and Employee Stock Purchase
Scheme] Guidelines 1999, as amended and any other
applicable laws for the time bring in force, the
existing Employees Stock Option Scheme(s) of the
Company to the effect that maximum number of stock
options that may be granted to individual Management
Employee in a year be increased from 40,000 to
3,00,000; and authorize the Board of Directors which
expression shall include a Committee thereof, for the
 purpose of giving effect to the above Resolution, to
 do all such acts, deeds and things and to execute
all such deeds, documents, instruments and writings
as may be deemed necessary or expedient for the
purpose including to settle any question, difficulty
or doubt that may arise in regard thereto

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RANBAXY LABORATORIES LTD
  TICKER:                N/A             CUSIP:     Y7187Y165
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the profit and Loss                        ISSUER          YES          FOR               FOR
account for the YE 31 DEC 2008 and the balance sheet
as at that date and the reports of the Directors and
the Auditors thereon

PROPOSAL #2.: Re-appoint Mr. Sunil Godhwani as a                           ISSUER          YES          FOR               FOR
Director who retires by rotation

PROPOSAL #3.: Appoint M/s. BSR & Co., Chartered                            ISSUER          YES          FOR               FOR
Accountants as the Auditors of the Company to hold
office from the conclusion of this meeting until the
conclusion of the next AGM and to fix their
remuneration

PROPOSAL #4.: Appoint Mr. Takashi Shoda as a Director                      ISSUER          YES          FOR               FOR
 in the casual vacancy caused by the resignation of
Mr. Vivek Bharat Ram and whose term of office expires
 at this AGM and in respect of whom the Company has
received a notice from a Member under Section 257 of
the Companies Act, 1956, proposing his candidature
for the office of Director

PROPOSAL #5.: Appoint Mr. Rajesh V. Shah as a                              ISSUER          YES          FOR               FOR
Director of the Company in the casual vacancy caused
by the resignation of Mr. Gurcharan Das and whose
term of office expires at this AGM and in respect of
whom the Company has received a notice from a Member
under Section 257 of the Companies Act, 1956,
proposing his candidature for the office of Director

PROPOSAL #6.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company [hereinafter referred to as the Board],
pursuant to the provisions of Section 293(1)(e) and
other applicable provisions, if any, of the Companies
 Act, 1956 (including any statutory modification or
re-enactment thereof for the time being in force), to
 contribute, from time to time, to charitable and
other funds nor directly relating to the business of
the Company or the welfare of its employees, such
amount or amounts, as the Board may in its absolute
discretion deem fit provided that the total amount
that may be so contributed in any FY shall not exceed
 INR 10 Cores or 5% of the Company's average net
profits as determined in accordance with the
provisions of Sections 349 and 350 of the Companies
Act, 1956, during the 3 FY immediately preceding,
whichever is greater; and to do all such acts, deeds,
 matters and things as it may, in its absolute
discretion deem necessary and or expedient for
implementing and giving effect to this resolution and
 to settle any question, difficulty or doubt that may
 arise in this regard on behalf of the Company

PROPOSAL #S.7: Approve, pursuant to the provision of                       ISSUER          YES          FOR               FOR
Section 309(4) of the Companies Act, 1956 (Act) or
any amendment or modification thereof the Directors
of the Company (other than the Managing and whole-
time Directors) may be paid remuneration as may be
determined by the Board of Directors or a committee
thereof, by way of commission annually for each of
the 5 FY of the Company commencing from 01 JAN 2009
not exceeding 1% of the net profit of the Company for
 all the Non-Executive Directors in aggregate,
computed in the manner referred to in Section 198(1)
of the Act or any amendment or modification thereof
and further that such payment in the above manner to
be in addition to the fees for attending meeting of
the Board and committee(s) thereof which each such
Director may be entitled to received under the
Article of Association of the Company, authorize the
Board of Directors to take such steps as the Board
may consider necessary or expedient to give effect to

PROPOSAL #S.8: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Section 198, 269, 309 and all other applicable
provisions if any, of the Companies Act, 1956 (Act)
read with schedule XIII to the said Act, and subject
to the receipt of requisite approvals, the Company
accords its approval to appoint Mr. Malvinder Mohan
Singh as the Chairman, Chief Executive Officer and
the Managing Director effective 19 DEC 2008 for a
period of 5 year subject to the terms and conditions
as specified in the employment agreement entered into
 between him and the Company, subject to the approval
 of central government, Mr. Malvinder Mohan Singh be
paid remuneration effective 19 DEC 2008, for a period
 3 years as specified; authorize the Board of
Directors to fix actual remuneration of Mr. Malvinder
 Mohan Singh, and revise it from time to time within
the aforesaid ceilings, and that Mr. Malvinder Mohan
Singh be entitled to such amount as commission for
each accounting year, as may be decided by the Board
within the overall limits laid down under schedule
XIII to the Act, and subject to superintendence,
control and direction of the Board, Mr. Malvinder
Mohan Singh shall perform such duties and functions
as would be commensurate with his position as a
Chairman, Chief Executive Officer and Managing
Director of the Company and as may be delegated to
him by the Board from time to time, and to take such
steps as it may consider necessary or expedient to
give effect to this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RAO EASTERN ENERGY SYSTEM JSC, MOSCOW
  TICKER:                N/A             CUSIP:     X7042R117
  MEETING DATE:          12/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the early termination of powers                      ISSUER          YES          FOR               FOR
 of the Board of Directors of the Company

PROPOSAL #2.: Elect the Board of Directors of the                          ISSUER          YES          FOR               FOR
Company

PROPOSAL #3.: Approve the Auditors of the Company                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the Charter of the Company in                        ISSUER          YES        AGAINST           AGAINST
new edition

PROPOSAL #5.: Approve the internal regulation                              ISSUER          YES        AGAINST           AGAINST
documents of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RATCHABURI ELECTRICITY GENERATING HOLDING PUBLIC C
  TICKER:                N/A             CUSIP:     Y7198P112
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the minutes of the shareholders                      ISSUER          YES          FOR               FOR
 AGM year 2550 [B. E] held on 04 APR 2008

PROPOSAL #2.: Acknowledge the Board of Director's                          ISSUER          YES          FOR               FOR
annual report on the Company's performance in the
previous year and activities to be performed in the
future

PROPOSAL #3.: Approve the balance sheet and the                            ISSUER          YES          FOR               FOR
statements of income for the fiscal period ended on
31 DEC 2008

PROPOSAL #4.: Approve the appropriation of the annual                      ISSUER          YES          FOR               FOR
 net profit for the year 2008 and dividend payment

PROPOSAL #5.: Appoint the Company's Auditor and                            ISSUER          YES          FOR               FOR
approve to determine the Auditor's remuneration

PROPOSAL #6.: Elect the Directors in place of those                        ISSUER          YES          FOR               FOR
retired by rotation

PROPOSAL #7.: Approve to determine the Director's                          ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #8.: Amend the Articles 18(6), 23 and 28 of                       ISSUER          YES          FOR               FOR
the Company's Articles of Association by changing the
 title [in Thai] of the Company's Managing Director

PROPOSAL #9.: Other business [if any]                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REALTEK SEMICONDUCTOR CORP
  TICKER:                N/A             CUSIP:     Y7220N101
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations and 2009                       ISSUER          NO           N/A               N/A
business plans

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The audited report for internal control                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of asset acquisition or                          ISSUER          NO           N/A               N/A
disposal with the affiliated Companies and people

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
proposed cash dividend TWD 1.6 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, capital reserves; proposed
stock dividend: 10 for 1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B71.1: Elect Forehead International Company                      ISSUER          YES        ABSTAIN           AGAINST
 Limited; Shareholder No: 117355, as a Director;
representative: Mr. Yeh, Po-Len

PROPOSAL #B71.2: Elect Mr. Chiu, Sun-Chien;                                ISSUER          YES        ABSTAIN           AGAINST
Shareholder No: 195, as a Director

PROPOSAL #B71.3: Elect Mr. Ni, Shu-Ching; Shareholder                      ISSUER          YES        ABSTAIN           AGAINST
 No: 88, as a Director

PROPOSAL #B71.4: Elect Forehead International Company                      ISSUER          YES        ABSTAIN           AGAINST
 Limited; Shareholder No: 117355; as a Director
representative: Mr. Chern, Kuo-Jong

PROPOSAL #B71.5: Elect Uniglobe Securities [Malaysia]                      ISSUER          YES        ABSTAIN           AGAINST
 Limited; Shareholder No: 144116, as a Director;
representative: Mr. Yeh, Nan-Horng

PROPOSAL #B71.6: Elect Hsui-Chih Investment, Company                       ISSUER          YES        ABSTAIN           AGAINST
Limited; Shareholder No: 65571 as a Director,
representative: Mr. Huang, Chih-Chien

PROPOSAL #B71.7: Elect Mr. Tsai, Tyau-Chang; Id No:                        ISSUER          YES        ABSTAIN           AGAINST
Q102343646, as a Director

PROPOSAL #B72.1: Elect Mr. Fan, Mu-Kung; Shareholder                       ISSUER          YES        ABSTAIN           AGAINST
No: 1249, as a Supervisor

PROPOSAL #b72.2: Elect United Glory Limited;                               ISSUER          YES        ABSTAIN           AGAINST
Shareholder No: 65704, as a Supervisor,
representative: Mr. Wu, Tzuoh-Jeong

PROPOSAL #B72.3: Elect United Glory Limited;                               ISSUER          YES        ABSTAIN           AGAINST
Shareholder No: 65704, as a Supervisor,
representative: Mr. Wu, Cheng-Ying

PROPOSAL #B.8: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.9: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REDECARD S A
  TICKER:                N/A             CUSIP:     P79941103
  MEETING DATE:          9/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to transfer the Company                              ISSUER          YES          FOR               FOR
headquarters to the municipality of Barueri, state of
 Sao Paulo

PROPOSAL #2.: Approve the inclusion of Jornal Cidade                       ISSUER          YES          FOR               FOR
De Barueri among the newspapers used by the Company
for publications required under law number 6404/76

PROPOSAL #3.: Amend the Article 2nd of the Corporate                       ISSUER          YES          FOR               FOR
By-laws as a result of the change in the address of
the Company headquarters

PROPOSAL #4.: Approve the consolidation of the                             ISSUER          YES          FOR               FOR
Corporate By-laws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REDECARD S A
  TICKER:                N/A             CUSIP:     P79941103
  MEETING DATE:          10/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Stock Option Plan for the                          ISSUER          YES          FOR               FOR
shares of Redecard S.A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REDECARD S A
  TICKER:                N/A             CUSIP:     P79941103
  MEETING DATE:          3/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to decide concerning retaining                       ISSUER          YES          FOR               FOR
Mr. Joaquim Francisco De Castro Neto in his position
as Chairperson of the Board of Directors, until the
end of the term of office for which he was elected,
considering the age limit that is dealt with in
Article 13, 8 of the Corporate Bylaws

PROPOSAL #2.: Elect the members of the Board of                            ISSUER          YES          FOR               FOR
Director's designated in the meetings of the Board of
 Directors held on 24 APR 2008, and 23 SEP 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REDECARD S A
  TICKER:                N/A             CUSIP:     P79941103
  MEETING DATE:          3/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to examine and vote up on the                        ISSUER          YES          FOR               FOR
Board of Directors annual report, the financial
statements and Independent Auditors and finance
committee report relating to FYE 31 DEC 2008

PROPOSAL #2.: Approve the capital budget and the                           ISSUER          YES          FOR               FOR
allocation of the net profits from the FY

PROPOSAL #3.: Approve to set the global remuneration                       ISSUER          YES          FOR               FOR
of the Board of Directors, the Independent Auditors
and the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REDECARD S A
  TICKER:                N/A             CUSIP:     P79941103
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Articles regarding creation                        ISSUER          YES          FOR               FOR
of statutory Earnings reserve

PROPOSAL #2.: Amend the Articles regarding the                             ISSUER          YES          FOR               FOR
require that financial transactions be approved by

PROPOSAL #3.: Amend the Articles 3 ,6 ,7 ,8 ,9 ,11                         ISSUER          YES          FOR               FOR
,12, 13 ,14, 16 , 22 and 30

PROPOSAL #4.: Amend the Articles regarding the                             ISSUER          YES          FOR               FOR
Executive Officer Board

PROPOSAL #5.: Approve to delete Sub-Section 5 of                           ISSUER          YES          FOR               FOR
Article 27, Article 31, and Article 43

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RELIANCE CAP LTD
  TICKER:                N/A             CUSIP:     Y72561114
  MEETING DATE:          9/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited balance sheet as at                        ISSUER          YES          FOR               FOR
31 MAR 2008, profit and loss account for the YE on
that date and the reports of the Board of Directors
and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Shri Amitabh Jhunjhunwala as                      ISSUER          YES          FOR               FOR
 a Director, who retires by rotation

PROPOSAL #4.: Appoint M/s Chaturvedi and Shah,                             ISSUER          YES          FOR               FOR
Chartered Accountants, and M/s BSR and Company,
Chartered Accountants, as the Auditors of the
Company, to hold office from the conclusion of this
AGM until the conclusion of the next AGM of the
Company on such remuneration as may be fixed by the

PROPOSAL #5.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, [hereinafter referred to as the Board which
 term shall be deemed to include any Committee which
the Board may constitute to exercise its powers,
including the powers conferred by this Resolution] in
 accordance with Section 293 (1)(d) of the Companies
Act, 1956 [including any statutory modification or
re-enactment thereof for the time being in force] and
 the Article of Association of the Company, to borrow
 any sum of money, from time to time, at their
discretion, for the purpose of the business of the
Company, which together with the monies already
borrowed by the Company [apart from temporary
obtained from the Company's Bankers in the ordinary
course of business] may exceed at any time, the
aggregate of the paid up capital of the Company and
its free reserves [that is to say reserves not set
apart for any specific purpose] by a sum not
exceeding 5 times of the then paid up capital of the
Company and its free reserves and the Board to
arrange or fix the terms and conditions of all such
monies to be borrowed from time to time as to
interest, repayment, security or otherwise as they

PROPOSAL #6.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company, in accordance with the provisions of
Section 293 (1)(e) and all other provisions of the
Companies Act , 1956 [including any statutory
modification or re-enactment thereof for the time
being in force] and other applicable provision,
[hereinafter referred to as the Board which term
shall be deemed to include any Committee which the
Board may constitute to exercise its powers,
including the powers conferred by this Resolution] to
 contribute to any institute, body, trust, society,
Association of Person, Funds for any charitable or
other purpose, not directly relating to the business
of the Company or the welfare of the Employees, any
amount the aggregate of which will, in any FY, shall
not exceed INR 100 crore or 5% of the Company's
average net profit as determined in accordance with
the provisions of Section 349 and 350 of the
Companies Act, 1956 during the 3 FY immediately

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RELIANCE COMMUNICATIONS LTD
  TICKER:                N/A             CUSIP:     Y72317103
  MEETING DATE:          9/30/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the audited balance                        ISSUER          YES          FOR               FOR
sheet as at 31 MAR 2008, profit and loss account for
the FYE on that date and the reports of the Board of
Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Prof. J. Ramachandran as a                        ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Appoint M/s. Chaturvedi & Shah,                              ISSUER          YES          FOR               FOR
Chartered Accountants and M/s. BSR and Company
Chartered Accountants as the Auditors of the Company
to hold Office from the conclusion of this AGM until
the conclusion of the next AGM of the Company, on
such remuneration as may be fixed by the Board of

PROPOSAL #5.: Appoint Shri. A.K. Purwar as an                              ISSUER          YES          FOR               FOR
Additional Director of the Company, pursuant to the
provisions of Section 257 and all other applicable
provisions, if any, of the Companies Act, 1956
[including any statutory modifications or re-
enactment thereof for the time being in force],
pursuant to the provisions of Section 260 of the
Companies Act 1956, who retires by rotation in terms
of the provisions of Article 48 of the Articles of
Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RELIANCE COMMUNICATIONS LTD, NAVI MUMBAI
  TICKER:                N/A             CUSIP:     Y72317103
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, with or without                                     ISSUER          YES          FOR               FOR
modification[s], the arrangement embodied in the
Scheme of Arrangement between Reliance Communications
 Limited [the Demerged Company or RCom] and Reliance
Infratel Limited [the resulting Company or RITL] and
their respective shareholders and creditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RELIANCE INDS LTD
  TICKER:                N/A             CUSIP:     Y72596102
  MEETING DATE:          4/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve with or without                                      ISSUER          YES          FOR               FOR
modification[s], the Scheme of Amalgamation of
Reliance Petroleum Limited with Reliance Industries

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RELIANCE INFRASTRUCTURE LTD
  TICKER:                N/A             CUSIP:     Y09789127
  MEETING DATE:          9/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the audited balance                        ISSUER          YES          FOR               FOR
sheet as at 31 MAR 2008, the profit and loss account
for the YE on that date and reports of the Board of
Directors and the Auditors' thereon

PROPOSAL #2.: Declare a dividend on equity shares                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Gen. V. P. Malik as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri. S. L. Rao as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Dr. Leena Srivastava as a                         ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Appoint M/s. Price waterhouse,                               ISSUER          YES          FOR               FOR
Chartered Accountants and M/s. Chaturvedi & Shah,
Chartered Accountants as the Joint Auditors of the
Company, to hold Office from the conclusion of this
AGM until the conclusion of the next AGM of the
Company on such remuneration as may be fixed by the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RELIANCE INFRASTRUCTURE LTD, MUMBAI
  TICKER:                N/A             CUSIP:     Y09789127
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve with or without                                      ISSUER          YES          FOR               FOR
modification[s], the arrangement embodied in the
Scheme of Arrangement between Reliance Infrastructure
 Limited ['the Demerged Company' or 'Rlnfra'] and
Reliance Energy Generation Limited ['the Resulting
Company No. 1' or 'REGL'] and Reliance Goa and
Samalkot Power Limited ['the Resulting Company No. 2'
 or 'RGSPL'] and Reliance Power Transmission Limited
[''the Resulting Company No. 3' or 'RPTL'] and
Reliance Energy Umited [''the Resulting Company No.
4'' or 'REL'] and Reliance Infraventures Limited
['the Resulting Company No. 5' or ''RIVL'] and
Reliance Property Developers Limited ['the Resulting
Company No.6' or 'RPDL'] and their Respective

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RELIANCE INFRASTRUCTURE LTD, MUMBAI
  TICKER:                N/A             CUSIP:     Y09789127
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Section 81 (1A) and all other applicable provisions,
 if any, of the Companies Act 1956 [including any
statutory modification(s) or re-enactment thereof,
for the time being in force] and in accordance with
the enabling provisions of the Memorandum and
Articles of Association of the Company, the
Rules/Regulations/Guidelines, if any, prescribed by
the Securities and Exchange Board of India and/or any
 other regulatory authority, the Listing Agreements
entered into by the Company with the Stock Exchanges
where the shares of the Company are listed and
subject to the approval(s), consent(s), permission(s)
 and/or sanction(s), if any, of the appropriate
authorities, institutions or bodies as may be
required, and subject to such conditions as may be
prescribed by any of them while granting any such
approval(s), consent(s), permission(s), and/or
sanction(s), and which may be agreed to by the Board
of Directors of the Company [hereinafter called the
Board which term shall be deemed to include any
committee which the Board may have constituted or
hereinafter constitute to exercise its powers
including the powers conferred by this resolution];
and authorize the Board on behalf of the Company to
create, offer, issue and allot, from time to time, in
 one or more tranches, warrants entitling the
holder(s) thereof to subscribe, from time to time,
the equity shares of the Company [hereinafter
referred to as the Securities], to the
promoter/promoter group, whether or not they are
Members of the Company, under a preferential issue
through offer letter and/or circular and/or
information memorandum and/or private placement
memorandum and/or such other documents/writings, in
such manner and on such terms and conditions as may
be determined by the Board in its absolute
discretion; provided that the aggregate number of
resultant equity shares of the Company to be issued
against warrants shall not exceed 4,29,00,000 fully
paid equity shares of the face value of INR 10 each,
at a price being not less than the higher of the
following: a) the average of the weekly high and low
of the closing prices of the Company's shares quoted
on the Stock Exchange [National Stock Exchange of
India Limited] during the 6 months preceding the
relevant date; or b) the average of the weekly high
and low of the closing prices of the Company's shares
 quoted on the Stock Exchange [National Stock
Exchange of India Limited] during the 2 weeks
preceding the relevant date; the relevant date for
this purpose shall be 25 MAY 2009, the resultant
equity shares to be issued and allotted upon exercise
 of right attached to the warrants in terms of this
resolution shall rank pari passu in all respects with
 the then existing equity shares of the Company and
be listed ort stock exchanges where the equity shares
 of the Company are listed, for the purpose of giving
 effect to the above, and authorize the Board on

PROPOSAL #S.2: Approve, pursuant to Section 81(1A)                         ISSUER          YES        AGAINST           AGAINST
and all other applicable provisions of the Companies
Act 1956 [including any statutory modification or re-
enactment thereof, for the time being in force] and
enabling provisions of the Memorandum and Articles of
 Association of the Company, the Listing Agreements
entered into with the Stock Exchanges and subject to
the provisions of Chapter XIII-A of the SEBI
[Disclosure and Investor Protection] Guidelines, 2000
 [SEBI DIP Guidelines] the provisions of the Foreign
Exchange Management Act 1999 and the Foreign Exchange
 Management [transfer or issue of security by a
Person Resident Outside India] regulations, 2000,
applicable rules, regulations, guidelines or Laws
and/or any approval, consent, permission or sanction
of the Central Government, Reserve Bank of India and
any other appropriate authorities, institutions or
bodies [hereinafter collectively referred to as the
appropriate authorities] and subject to such
conditions as may be prescribed by any one of them
while granting any such approval, consent,
permission, and/or sanction [hereinafter referred to
as the requisite approvals], which may be agreed to
by the Board of Directors of the Company [hereinafter
 called the Board which term shall be deemed to
include any committee which the Board may have
constituted or hereinafter constitute to exercise its
 powers including the power conferred by this
resolution]; and authorize the Board to issue, offer
and allot equity shares/ fully convertible
debentures/ partly convertible debentures/non
convertible debentures with warrants/any other
securities [other than warrants], which are
convertible into or exchangeable with equity shares
on such date as may be determined by the Board but
not later than 60 months from the date of allotment
[collectively referred to as QIP Securities], to the
Qualified Institutional Buyers [QIBs] as per the SEBI
 DIP Guidelines, on the basis of placement
document(s), at such time or times in 1 or more
tranche or tranches, at par or at such price or
prices, and on such terms and conditions and in such
manner as the Board may, in its absolute discretion
determine, in consultation with the Lead Managers,
advisors or other intermediaries, provided however
that the issue of securities as above shall not
result in increase of the issued equity share capital
 of the Company by more than 25% of the then issued
equity shares of the Company; the relevant date for
the determination of applicable price for the issue
of the QIP Securities shall be the date on which the
Board of the Company decide to open the proposed
issue, or the date on which the holder of the
securities which are convertible into or exchangeable
 with equity shares at a later date becomes entitled
to apply for the said shares, as the case may be
[Relevant Date]; and authorize the Board of the
Company to issue and allot such number of equity
shares as may be required to be issued and allotted
upon conversion of any Securities referred to in

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RELIANCE NAT RES LTD
  TICKER:                N/A             CUSIP:     Y7269W103
  MEETING DATE:          9/23/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the audited profit                         ISSUER          YES          FOR               FOR
and loss account for the FYE 31 MAR 2008, the balance
 sheet as at that date and the reports of the Board
of Directors and the Auditors thereon

PROPOSAL #2.: Re-appoint Shri J.L. Bajaj as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #3.: Appoint Messrs. Pathak H.D. &                                ISSUER          YES          FOR               FOR
Associates, Chartered Accountants, as the Auditors of
 the Company, to hold office from the conclusion of
this AGM until the conclusion of the next AGM of the
Company on such remuneration as shall be fixed by the
 Boards of Directors

PROPOSAL #4.: Appoint, in accordance with the                              ISSUER          YES          FOR               FOR
provisions of Section 257 and all other applicable
provisions, if any, of the Companies Act, 1956,
[including any statutory modifications or re-
enactment thereof for the time being in force], Shri
Anil Singhvi as a Director of the Company, subject to
 retirement by rotation under the provisions of
Articles of Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RELIANCE PETROLEUM LTD
  TICKER:                N/A             CUSIP:     Y72679122
  MEETING DATE:          4/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the with or without                                  ISSUER          YES          FOR               FOR
modification[s], the scheme of Amalgamation of
Reliance Petroleum Limited with Reliance Industries
Limited

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REMGRO LTD
  TICKER:                N/A             CUSIP:     S6873K106
  MEETING DATE:          8/21/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Received and approve the audited annual                      ISSUER          YES          FOR               FOR
 financial statements of the Company and the Group
for the YE 31 MAR 2008

PROPOSAL #2.: Approve to determine the Directors'                          ISSUER          YES          FOR               FOR
fees for services rendered as Directors for the past
FYE 31 MAR 2008 as well as the following FY ending 31
 MAR 2009 as specified

PROPOSAL #3.: Re-elect Mr. G.D. de Jager as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires in terms of
Article 31.1.1 of the Company's Articles of

PROPOSAL #4.: Re-elect Mr. J. W. Dreyer as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires in terms of Article
31.1.1 of the Company's Articles of Association

PROPOSAL #5.: Re-elect Dr. E. de la H. Hertzog as a                        ISSUER          YES          FOR               FOR
Director of the Company, who retires in terms of
Article 31.1.1 of the Company's Articles of

PROPOSAL #6.: Re-elect Mrs. J. A. Preller as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires in terms of
Article 31.1.1 of the Company's Articles of

PROPOSAL #7.: Re-elect Mr. F. Robertson as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires in terms of Article
31.1.1 of the Company's Articles of Association

PROPOSAL #8.: Re-elect Mr. T. van Wyk as a Director                        ISSUER          YES          FOR               FOR
of the Company, who retires in terms of Article
31.1.1 of the Company's Articles of Association

PROPOSAL #9.: Re-elect Mr. L. Crouse as a Director of                      ISSUER          YES          FOR               FOR
 the Company, who retires in terms of Article
31.4.1.1 of the Company's Articles of Association

PROPOSAL #10.S1: Authorize the Board of Directors of                       ISSUER          YES          FOR               FOR
the Company, by way of a renewable general authority,
 to approve the purchase of its own shares by the
Company, or to approve the purchase of ordinary
shares in the Company by any subsidiary of the
Company, provided that: the ordinary shares be
purchased through the order book of the JSE trading
system and done without any prior understanding or
arrangement between the Company and/or the relevant
subsidiary and the counterparty, provided that if the
 Company purchases its own shares from any wholly
owned subsidiary of the Company for the purposes of
canceling such treasury shares pursuant to this
general authority, the above provisions will not be
applicable to such purchase transaction; an
announcement complying with paragraph 11.27 of the
Listings Requirements of the JSE [Listings
Requirements] be published by the Company: i) when
the Company and/or its subsidiaries cumulatively
repurchased 3% of the ordinary shares in issue as at
the time when the general authority was given [the
initial number]; and ii) for each 3% in the aggregate
 of the initial number of the ordinary shares
acquired thereafter by the Company and/or its
subsidiaries; the repurchase by the Company of its
own ordinary shares shall not in the aggregate in any
 one FY exceed 20% of the Company's issued share
capital of that class, provided that the acquisition
of ordinary shares as treasury stock by a subsidiary
of the Company shall not exceed 10% in the aggregate
of the number of issued shares of the Company;
repurchases must not be made at a price more than 10%
 above the weighted average of the market value of
the ordinary shares for the 5 business days
immediately preceding the date on which the
transaction is effected; at any point in time the
Company may only appoint one agent to effect any
repurchase on the Company's behalf or on behalf of
any subsidiary of the Company; the Company will after
 a repurchase of shares still comply with the
provisions of the Listings Requirements regarding
shareholder spread; subject to the exceptions
contained in the Listings Requirements, the Company
and the Group will not repurchase ordinary shares
during a prohibited period [as defined in the
Listings Requirements] unless they have in place a
repurchase programmed where the dates and quantities
of securities to be traded during the relevant period
 are fixed [not subject to any variation] and full
details of the programme have been disclosed in an
announcement over SENS prior to the commencement of
the prohibited period; and such repurchases will be
subject to the provisions of the Companies Act [No 61
 of 1973], as amended [Companies Act], the Company's
Articles of Association and the Listings
Requirements; [Authority expires the earlier of the
Company's next AGM or 15 months from the date of this
 resolution]; it is the intention of the Board of
Directors to use this general authority should
prevailing circumstances [including the tax

PROPOSAL #11.S2: Authorize the Board of Directors,                         ISSUER          YES          FOR               FOR
subject to the passing of Special Resolution S.10, by
 way of a general renewable authority, to enter into
derivative transactions which will or may lead to the
 Company being required to purchase its own shares,
subject to the provisions of the Companies Act and
the limitations contained in paragraph 5.84(a) of the
 Listings Requirements

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REMGRO LTD
  TICKER:                N/A             CUSIP:     S6873K106
  MEETING DATE:          10/7/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Authorize the Company, in accordance                        ISSUER          YES          FOR               FOR
with the provisions of the Articles of Association of
 Rermgro and the Listings Requirements and subject to
 and conditional upon the Richemont reconstruction
and the Remgro restructuring becoming unconditional
and the implementation of special resolutions 1, 2
and 3 and ordinary resolutions 2, 3, 4 and 5, save to
 the extent that such resolutions are conditional on
the implementation of this resolution [provided that
the Remgro Board shall be entitled to waive the
condition in whole or in part], to distribute, as an
interim dividend in specie, 40,6054 BAT ordinary
shares to Remgro shareholders that are registered in
the share register of Remgro on the distribution
record date, for every 100 Remgro shares held, and
Remgro exchanging 21,430,000 BAT ordinary shares for
302,555,410 Reinet depositary receipts and procuring
the distribution of 63,6977 Reinet depositary
receipts to Remgro shareholders for every 100 Remgro
shares held, as permitted by Section 90 of the
Companies Act, with effect from Monday 03 NOV 2008 or
 such other date as may be determined by or on behalf
 of the Remgro Board

PROPOSAL #O.2: Approve, in accordance with Schedule                        ISSUER          YES          FOR               FOR
14 of the Listings Requirements, and subject to and
conditional upon the Richemont reconstruction and the
 Remgro restructuring becoming unconditional and the
implementation of ordinary resolutions 1, 3, 4 and 5
and special resolutions 1, 2 and 3 save to the extent
 that such resolutions are conditional on the
implementation of this resolution [provided that the
Remgro Board shall be entitled to waive the condition
 in whole or in part], the minimum time periods for
delivery of the invested pre 30 SEP 2004 Remgro
Scheme shares to the scheme participants of the
Remgro Share Scheme referred to in the rules of the
Remgro Share Scheme shall lapse and that scheme
participants shall be entitled to delivery of their
unvested pre 30 SEP 2004 Remgro Scheme shares against
 payment of the purchase price for such Remgro Scheme

PROPOSAL #O.3: Approve that, in accordance with                            ISSUER          YES          FOR               FOR
Schedule 14 of the Listings Requirements and the
provisions of the deed of the Remgro Share Trust and
subject to and conditional upon the Richemont
reconstruction and the Remgro restructuring becoming
unconditional and the implementation of ordinary
resolutions 1, 2, 4 and 5 and special resolutions 1,
2 and 3 save to the extent that such resolutions are
conditional on the implementation of this resolution
[provided that the Remgro Board shall he entitled to
waive the condition in whole or in part], it is
authorized that the Remgro Share Trust and the Remgro
 Share Scheme be terminated

PROPOSAL #O.4: Approve that, in accordance with                            ISSUER          YES          FOR               FOR
Schedule 14 of the Listings Requirements and subject
to and conditional upon the Richemont reconstruction
and the Remgro restructuring becoming unconditional
and the implementation of ordinary resolutions 1, 2,
3 and 5 and special resolutions 1, 2 and 3 save to
the extent that such resolutions are conditional on
the implementation of this resolution [provided that
the Remgro Board shall be entitled to waive the
condition in whole or in part], the SAR Scheme, the
principal terms of which are set out in Section 9.3
of the circular, that 21,000,000 Remgro ordinary
shares in the unissued share capital of Remgro, be
and is hereby reserved for purposes of the SAR Scheme

PROPOSAL #O.5: Approve that, in accordance with                            ISSUER          YES          FOR               FOR
Section 221 of the Companies Act, and subject to and
conditional upon the Richemont reconstruction and the
 Remgro restructuring becoming unconditional and the
implementation of ordinary resolutions 1, 2, 3 and 4
and special resolutions 1, 2 and 3 save to the extent
 that such resolutions are conditional on the
implementation of this resolution [provided that the
Remgro board shall be entitled to waive the condition
 in whole or in part], the 21,000,000 Remgro ordinary
 shares referred to in ordinary resolution 4 be and
are hereby placed under the control of the Remgro
board as a specific authority for purposes of issuing
 and allotting such Remgro ordinary shares to
participants in the SAR Scheme in accordance with the
 provisions of the rules of the SAR Scheme

PROPOSAL #S.1: Authorize the Directors, in accordance                      ISSUER          YES          FOR               FOR
 with the provisions of section 228 of the Companies
Act and subject to and conditional upon the Richemont
 reconstruction and the Remgro restructuring becoming
 unconditional and the implementation of ordinary
resolutions 1, 2, 3, 4 and 5 and special resolutions
2 and 3 save to the extent that such resolutions are
conditional on the implementation of this resolution
[provided that the Remgro board shall be entitled to
waive the condition in whole or in part], to
distribute 192,870,000 BAT ordinary shares to Remgro
shareholders that are registered in the share
register of Remgro on the distribution record date,
and to exchange 21,430,000 BAT ordinary shares and to
 procure the distribution of the 302,555,410 Reinet
depositary receipts to Remgro shareholders, with
effect from Monday 03 NOV 2008, or such other date as
 may be determined by or on behalf of the Remgro
Board, as contemplated in ordinary resolution 1

PROPOSAL #S.2: Authorize the Company, in accordance                        ISSUER          YES          FOR               FOR
with the provisions of Section 38 and Section 226 of
the Companies Act, and subject to and conditional
upon the Richemont reconstruction and the Remgro
restructuring becoming unconditional and the
implementation of ordinary resolutions 1, 2, 3, 4 and
 5 and special resolutions 1 and 3 save to the extent
 that such resolutions are conditional on the
implementation of this resolution [provided that the
Remgro board shall be entitled to waive the condition
 in whole or in part], to make a loan to those
employee and the Director participants that hold
vested pre 30 SEP 2004 Remgro Scheme shares, vested
post 30 SEP 2004 Remgro Scheme shares and unvested
pre 30 SEP 2004 Remgro Scheme shares so as to enable
such employees and the Directors to pay the purchase
price in respect of these Remgro Scheme shares in
full as well as the securities transfer tax payable
on the transfer thereof to the relevant employee and
the Director participants, such loans will be granted
 on the terms and conditions set cut in Section 9.1

PROPOSAL #S.3: Authorize the Company, in accordance                        ISSUER          YES          FOR               FOR
with the provisions of Section 85[1] of the Companies
 Act, and subject to and conditional upon the
Richemont reconstruction and the Remgro restructuring
 becoming unconditional and the implementation of
ordinary resolutions 1, 2, 3, 4 and 5 and special
resolutions 1 and 2 save to the extent that such
resolutions are conditional on the implementation of
this resolution [provided that the Remgro board shall
 be entitled to waive the condition in whole or in
part], to acquire 8,554, 019 Remgro ordinary shares
from Tbgniese Mynbeleggings Limited, 962,119 Remgro
ordinary shares which represent the unvested post 30
SEP 2004 Remgro Scheme shares from the trustees of
the Remgro Share Trust and 7,717 unallocated Remgro
ordinary shares from the trustees of the Rermgro
Share Trust prior to the distribution date, the price
 at which these shares will be repurchased will be
equal to the closing market price on the day prior to
 such repurchase, which is expected to occur between
Wednesday 08 OCT 2008 and Friday 17 OCT 2008 and will
 be funded out of existing cash reserves

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RENHE COMMERCIAL HOLDINGS COMPANY LTD
  TICKER:                N/A             CUSIP:     G75004104
  MEETING DATE:          6/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
consolidated financial statements of the Company and
its subsidiaries for the YE 31 DEC 2008 together with
 the reports of the Directors and the Independent
Auditors thereon

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.a: Re-elect Mr. Zhang Dabin as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.b: Re-elect Mr. Wang Hongfang as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.c: Re-elect Ms. Wang Chunrong as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.d: Re-elect Mr. Wang Luding as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.e: Re-elect Mrs. Hawken Xiu Li as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.f: Re-elect Mr. Chi Miao as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company [the Board] to fix the remuneration of the
Directors

PROPOSAL #5.: Re-appoint Messrs. KPMG as Auditors and                      ISSUER          YES          FOR               FOR
 authorize the Board to fix their remuneration

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
[the Directors] to exercise during the Relevant
Period [as defined in paragraph (iv) below] all the
powers of the Company to allot, issue and deal with
additional shares of HKD 0.01 in the share capital of
 the Company [Shares] and to make or grant offers,
agreements, options [including bonds, warrants and
debentures convertible into shares of the Company] or
 warrants which would or might require the exercise
of such powers, subject to and in accordance with all
 applicable laws and requirements of the Rules
Governing the Listing of Securities on The Stock
Exchange of Hong Kong Limited [as amended from time
to time]; the aggregate nominal amount of share
capital allotted or agreed conditionally or
unconditionally to be allotted [whether pursuant to
an option or otherwise] by the Directors pursuant to
the mandate approved in paragraph i) above, otherwise
 than pursuant to a) a Rights Issue [as defined in
paragraph (iv) below], or b) any option scheme or
similar arrangement for the time being adopted by the
 Company for the purpose of granting or issuing
Shares or right to acquire Shares of the Company to
the Directors, officers and/or employees of the
Company and/or any of its subsidiaries; c) an issue
of Share in lieu of the whole or part of a dividend
on Shares in accordance with the Articles or; d)
pursuant to a specific authority granted by the
Shareholders or e) an issue of Shares as scrip
dividend or similar arrangement in accordance with
the Articles of Association of the Company from time
to time, shall not exceed 20% of the aggregate
nominal amount of the share capital of the Company in
 issue as at the date of the passing of this
resolution, and the said mandate shall be limited
accordingly; and [Authority expires until the
conclusion of the next AGM of the Company; the
expiration of the period within which the next AGM of
 the Company is required by the Articles of

PROPOSAL #7.: Authorize the Directors during the                           ISSUER          YES          FOR               FOR
Relevant Period [as defined in paragraph (iii) below]
 of all powers of the Company to purchase or
otherwise acquire shares in the capital of the
Company on The Stock Exchange of Hong Kong Limited
[the Stock Exchange] or on any other stock exchange
on which the shares of the Company may be listed and
recognized by the Stock Exchange and the Hong Kong
Securities and Futures Commission for this purpose,
subject to and in accordance with all applicable laws
 and the requirements of the Hong Kong Code on Share
Repurchases and the Rules Governing the Listing of
Securities on the Stock Exchange [as amended from
time to time] be and is hereby generally and
unconditionally approved; the aggregate nominal
amount of shares of the Company which are authorized
to be purchased pursuant to the approval in paragraph
 (i) above shall not exceed 10% of the aggregate
nominal amount of the share capital of the Company in
 issue as at the date of the passing of this
resolution, and the said approval shall be limited
accordingly; [Authority expires until the conclusion
of the next AGM of the Company; the expiration of the
 period within which the next AGM of the Company is
required by the Articles of Association of the
Company or any applicable laws to be held]

PROPOSAL #8.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of the resolutions set out in Paragraphs 6 and 7 of
the notice convening this meeting, the general
mandate granted to the Directors to exercise the
powers of the Company to allot, issue and otherwise
deal with shares of the Company pursuant to the
resolution set out in Paragraph 6 of the notice
convening this meeting be and is hereby extended by
the addition thereto an amount representing the
aggregate nominal amount of shares of the Company
purchased or otherwise acquired by the Company
pursuant to the authority granted to the Directors
under the resolution set out in Paragraph 7 above of
the notice convening this meeting, provided that such
 amount shall not exceed 10% of the aggregate nominal
 amount of the issued share capital of the Company as
 at the date of passing this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RESORTS WORLD BHD
  TICKER:                N/A             CUSIP:     Y7368M113
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements for the FYE 31 DEC 2008 and the
Directors' and Auditors' report

PROPOSAL #2.: Approve the declaration of a final                           ISSUER          YES          FOR               FOR
dividend of 4.0 sen less 25% tax per ordinary share
of 10 sen each for the FYE 31 DEC 2008 to be paid on
21 JUL 2009 to members registered in the record of
depositors on 30 JUN 2009

PROPOSAL #3.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
of MYR 741,900 for all the FYE 31 DEC 2008 [2007: MYR
 755,900]

PROPOSAL #4.: Re-elect Tan Sri Clifford Francis                            ISSUER          YES          FOR               FOR
Herbert as a Director of the Company, pursuant to
Article 99 of the Articles of Association of the
Company

PROPOSAL #5.: Re-elect Mr. Quah Chek Tin as a                              ISSUER          YES          FOR               FOR
Director of the Company pursuant to Article 99 of the
 Articles of Association of the Company

PROPOSAL #6.: Re-appoint Mr. Tun Mohammed Hanif bin                        ISSUER          YES          FOR               FOR
Omar as a Director of the Company, who retires in
accordance with Section 129 of the Companies Act,
1965, to hold office until the conclusion of the next
 AGM

PROPOSAL #7.: Re-appoint Tan Sri Alwi Jantan, as a                         ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Section 129 of the Companies Act,1965, to hold
office until the conclusion of the next AGM

PROPOSAL #8.: Re-appoint Tan Sri Wan Sidek bin Hj Wan                      ISSUER          YES          FOR               FOR
 Abdul Rahman as a Director of the Company, who
retires in accordance with Section 129 of the
Companies Act, 1965, to hold office until the
conclusion of the next AGM

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to fix the remuneration

PROPOSAL #S.1: Approve to change the name of the                           ISSUER          YES          FOR               FOR
Company from Resorts World Bhd to Genting Malaysia
Berhad and that all references in the Memorandum and
Articles of Association of the Company to the name
Resorts World Bhd wherever the same may appear shall
be deleted and substituted with Genting Malaysia
Berhad [proposed change of name] and authorize Tan
Sri Lim Kok Thay, the Chairman and Chief executive of
 the Company to give effect to the proposed change of
 name with full power to assent to any condition,
modification, variation, and/or amendment [if any] as
 may be required by the relevant authorities

PROPOSAL #10.: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject always to the Companies Act, 1965,
the Articles of Association of the Company and the
relevant governmental and/or regulatory authorities,
where such approval is required, pursuant to Section
132D of the Companies Act, 1965 to issue and allot
shares in the Company, at any time and upon such
terms and conditions and for such purposes as the
Directors may, in their absolute discretion deem fit
provided that the aggregate number of shares issued
pursuant to this resolution does not exceed 10% of
the issued and paid-up share capital of the Company
for the time being, and this authority under this
resolution shall continue in for until the conclusion
 of the next AGM of the Company, and that a)
authorize the Directors of the Company, to take all
such actions that may be necessary and/or desirable
to give effect to this resolution and in connection
therewith to enter into and execute on behalf of the
Company any instrument, agreement and/or arrangement
with any person, and in all cases with full power to
assent to any condition, modification, variation
and/or amend [if any] in connection therewith; and to
 obtain the listing of and quotation for the
additional shares so issued on Bursa Malaysia

PROPOSAL #11.: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Ordinary Resolution 12, and subject to compliance
with all applicable laws, the Company's Articles of
Association, and the regulations and guidelines
applied from time to time by Bursa Malaysia
Securities Berhad [Bursa Securities] and/or any other
 relevant regulatory authority: a) authorize the
Company to utilize up to the aggregate of the total
retained earnings and share premium accounts of the
Company based on its latest audited financial
statements available up to the date of the
transaction, to purchase, from time to time during
the validity of the approval and authority under this
 resolution, such number of ordinary shares of 10 sen
 each in the Company [as may be determine by the
Directors of the Company] on Bursa Securities upon
such terms and conditions as the Directors may deem
fit and expedient in the interests of the Company,
provided that the aggregate number of shares to be
purchased and/or held by the Company pursuant to this
 resolution does not exceed 10% of the total issued
and paid-up ordinary share capital of the Company at
the time of purchase and provided further that in the
 event that the Company ceases to hold all or any
part of such shares as a result of [among others]
cancellations, resales and/or distributions of any of
 these shares so purchased, the Company shall be
entitled to further purchase and/or hold such
additional number of shares as shall [in aggregate
with the shares then still held by the Company] not
exceed 10% of the total issued and paid-up ordinary
share capital of the Company at the time of purchase,
 based on the audited financial statements of the
Company for the FYE 31 DEC 2008, the Company's
retained earnings and share premium accounts were
approximately MYR 7,384.1 million and MYR 1,100.2
million respectively; [Authority expires at the
earlier of the conclusion of the next AGM of the
Company; or the expiry of the period within which the
 next AGM is required by law to be held]; authorize
the Directors of the Company, to deal with any shares
 purchased and any existing treasury shares [the said
 shares] in the following manner: i) cancel the said
shares; ii) retain the said shares as treasury
shares; or in any other manner as may be prescribed
by all applicable laws and/or regulations and
guidelines applied from time to time by Bursa
Securities and/or any other relevant authority for
the time being in force and that the authority to
deal with the said shares shall continue to be valid
until all the said shares have been dealt with by the
 Directors of the Company; and to take all such
actions that may be necessary and/or desirable to
give effect to this resolution and in connection
therewith to enter into and execute on behalf of the
Company any instrument, agreement and/or arrangement
with any person, and in all cases with full power to
assent to any condition, modification, variation
and/or amend [if any] as may be imposed by any
relevant regulatory authority or Bursa Securities

PROPOSAL #12.: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to the passing of Ordinary
Resolution 11 and the Securities Commission [SC],
approve the Genting Berhad [Genting] and the persons
acting in concert with Genting [PAC] to be exempted
from the obligation to undertake a mandatory take-
over offer on the remaining voting shares in the
Company not already owned by them under Part II of
the Malaysian Code on Take-Overs and Mergers, 1998
[Code], which may arise upon the future purchase by
the Company of its own shares pursuant to Ordinary
Resolution 11, in conjunction with the application
submitted by Genting and the PACs to the SC under
Practice Note 2.9.10 of the Code, to take all such
actions that may be necessary and/or desirable to
give effect to this resolution and in connection
therewith to enter into and execute on behalf of the
Company any instrument, agreement and/or arrangement
with any person, and in all cases with full power to
assent to any condition, modification, variation
and/or amend [if any] as may be imposed by any
relevant regulatory authority and/or to do all such
acts and things as the Directors may deem fit and
expedient in the best interest of the Company

PROPOSAL #13.: Approve the Company and/or its                              ISSUER          YES          FOR               FOR
subsidiaries, to enter into any of the transactions
falling within the types of recurrent related party
transactions of a revenue or trading nature with the
related parties as set out in Section 2.3 under Part
C of the document to shareholders dated 25 MAY 2009,
provided that such transactions are undertaken in the
 ordinary course of business, on arm's length basis
and on commercial terms which are not more favourable
 to the related party than those generally available
to/from the public and are not, in the Company's
opinion, detrimental to the minority shareholders and
 that the breakdown of the aggregate value of the
recurrent related party transactions conducted/to be
conducted during the FY, including the types of
recurrent transactions made and the names of the
related parties, will be disclosed in the annual
report of the Company; [Authority expires at the
earlier of the conclusion of the next AGM of the
Company following this AGM at which such Proposed
Shareholders' Mandate is passed, at which time it
will lapse, unless by a resolution passed at the
meeting, the authority is renewed; the expiration of
the period within which the next AGM of the Company
after that date is required to be held pursuant to
Section 143[1] of the Companies Act, 1965 [but shall
not extend to such extension as may be allowed
pursuant to Section 143[2] of the Companies Act, 1965]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REUNERT LTD
  TICKER:                N/A             CUSIP:     S69566156
  MEETING DATE:          2/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited Group                          ISSUER          YES          FOR               FOR
annual financial statements for the YE 30 SEP 2008

PROPOSAL #2.1: Re-elect Mr. T.J. Motsohi as a Non-                         ISSUER          YES          FOR               FOR
Executive Director on 01 JUN 2008, is required to
retires in terms of the Company's Articles of
Association

PROPOSAL #2.2: Re-elect Mr. T.S. Munday as a Non-                          ISSUER          YES          FOR               FOR
Executive Director on 01 JUN 2008, is required to
retires in terms of the Company's Articles of
Association

PROPOSAL #2.3: Re-elect Mr. K.S. Fuller as a                               ISSUER          YES          FOR               FOR
Director, who retires in terms of the Company's
Articles of Association

PROPOSAL #2.4: Re-elect Mr. D.J. Rawlinson as a                            ISSUER          YES          FOR               FOR
Director, who retires in terms of the Company's
Articles of Association

PROPOSAL #2.5: Re-elect Dr. J.C. Van Der Horst as a                        ISSUER          YES          FOR               FOR
Director, who retires in terms of the Company's
Articles of Association

PROPOSAL #2.6: Re-elect Mr. M.J. Shaw as a Director,                       ISSUER          YES          FOR               FOR
who retires in terms of the Company's Articles of
Association

PROPOSAL #3.: Approve the remuneration of Non-                             ISSUER          YES          FOR               FOR
Executive Directors with effect from 01 OCT 2008 in
accordance with the Company's Articles of Association
 as specified

PROPOSAL #4.O.1: Approve to reserve 2,620,000 of the                       ISSUER          YES        AGAINST           AGAINST
unissued ordinary shares of 10 cents each in the
authorized capital of the Company to meet the
requirements of the Reunert 1985 Share Option Scheme
and the Reunert 1988 Share Purchase Scheme and
authorize the Directors to allot and issue those
shares in terms of the Scheme for the purposes of the
 Reunert 1985 Share Option Scheme and the 1988 Share
Purchase Scheme

PROPOSAL #5.S.1: Approve the acquisitions by the                           ISSUER          YES          FOR               FOR
Company and/or any subsidiary of the Company, as a
general approval contemplated in Sections 85(2) and
85(3) of the Companies Act [Act 61 of 1973], as
amended [the Companies Act], from time to time, of
the issued ordinary shares of the Company, upon such
terms and conditions and in such amounts as the
Directors of the Company may from time to time
determine, but subject to the Articles of Association
 of the Company, the provisions of the Companies Act
and the Listings Requirements of the JSE Limited
[JSE], when applicable, and provided that: the
repurchase of securities being effected through the
order book operated by the JSE trading system and
done without any prior arrangement between the
Company and the counter party (reported trades are
prohibited); any such repurchase be implemented on
the open market of the JSE; at any point in time, the
 Company only appoints one agent to effect any
repurchase(s) on its behalf; the Company or its
subsidiaries are not repurchasing securities during a
 prohibited period as specified in Paragraph 3.67 of
the JSE Listings Requirements unless they have in
place a repurchase programme where the dates and
quantities of securities to be traded during the
relevant period are fixed (not subject to any
variation) and full details of the programme have
been disclosed in an announcement on SENS prior to
the commencement of the prohibited period; a paid
press release giving such details as may be required
in terms of the Listings Requirements of the JSE be
published when the Company or its subsidiaries have
cumulatively repurchased 3% of the shares in issue
and for every 3% (three percent) in aggregate of the
initial number of that class acquired thereafter; the
 general repurchase(s) may not in the aggregate in
any one FY exceed 20% of the number of shares in the
Company's issued share capital at the beginning of
the FY provided that a subsidiary of the Company may
not hold at any one time more than 10% of the number
of issued shares of the Company; in determining the
price at which the Company's ordinary shares are
acquired by the Company in terms of this general
authority, the maximum premium at which such ordinary
 shares may be acquired will be 10% of the weighted
average of the market price at which such ordinary
shares are traded on the JSE, as determined over the
5 trading days immediately preceding the date of the
repurchase of such ordinary shares by the Company;
the sponsor to the Company provides a letter on the
adequacy of working capital in terms of Section 2.12
of the JSE Listings Requirements prior to any
repurchases being implemented on the open market of
the JSE; after such repurchase the Company will still
 comply with Paragraphs 3.37 to 3.41 of the JSE
Listings Requirements concerning shareholder spread
requirements; the Directors undertake that, for a
period of 12 months following the date of the
repurchase, they will not undertake any such
repurchases unless: the Company and the Group will,

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RHB CAPITAL BHD
  TICKER:                N/A             CUSIP:     Y7283N105
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements of the Company for the FYE 31 DEC 2008
and the Directors' and the Auditors' reports thereon

PROPOSAL #2.: Approve the final dividend of 10.6%                          ISSUER          YES          FOR               FOR
less 25% income tax in respect of the FYE 31 DEC 2008
 as recommended by the Directors

PROPOSAL #3.: Re-elect Datuk Azlan Zainol as a                             ISSUER          YES          FOR               FOR
Director, who retires under the Article 80 of the
Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Johari Abdul Muid as a                          ISSUER          YES          FOR               FOR
Director, who retires under the Article 80 of the
Company's Articles of Association

PROPOSAL #5.: Approve the payment of the Directors'                        ISSUER          YES          FOR               FOR
fees totaling MYR 336,229.51 for the FYE 31 DEC 2008

PROPOSAL #6.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the
Company, to hold office until the conclusion of the
next AGM of the Company, at a remuneration to be
determine by the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RICHTEK TECHNOLOGY CORP
  TICKER:                N/A             CUSIP:     Y7286Y108
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
(cash dividend TWD 7 per share, stock dividend 50
shares per 1,000 shares from retain earnings subject
to 20% withholding tax)

PROPOSAL #B.3: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.6: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus

PROPOSAL #B.7: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.8: Other issues                                                ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RMB HOLDINGS LTD
  TICKER:                N/A             CUSIP:     S6992P127
  MEETING DATE:          11/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the audited annual financial                        ISSUER          YES          FOR               FOR
statements of the Company and the Group for the YE 30
 JUN 2008

PROPOSAL #O.2: Re-elect Messrs. Patrick Maguire Goss,                      ISSUER          YES          FOR               FOR
 Paul Kenneth Harris, Khehla Cleopas Shubane as the
Directors, who retires in terms of the Company's
Articles of Association

PROPOSAL #O.3: Re-elect Mr. Leon Crouse and Mr. Sonja                      ISSUER          YES          FOR               FOR
 Emilia Ncumisa Sebotsa as the Directors, who retires
 in terms of the Company's Articles of Association

PROPOSAL #O.4: Approve the Directors' remuneration                         ISSUER          YES          FOR               FOR
for the YE 30 JUN 2008

PROPOSAL #O.5: Approve the Directors' fees for the YE                      ISSUER          YES          FOR               FOR
 30 JUN 2009 as specified

PROPOSAL #O.6: Approve to place 15% of the authorized                      ISSUER          YES          FOR               FOR
 but unissued ordinary shares in the Company
[currently representing approximately 10% of the
total issued ordinary shares of the Company], under
the control of the Directors as a general authority
until the forthcoming AGM and to allot and issue
shares in the Company upon such terms and conditions
as the Directors in their discretion deem fit,
subject to the Companies Act [Act 61 of 1973], as
amended [the Companies Act], the Articles of
Association of the Company and the Listings
Requirements of the JSE Limited [JSE], when applicable

PROPOSAL #O.7: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company, by way of a renewable general authority,
 to issue ordinary shares in the authorized but
unissued share capital of the Company for cash as and
 when they in their discretion deem fit, subject to
the Companies Act, the Articles of Association of the
 Company and the Listings Requirements of the JSE,
when applicable, and the following limitations,
namely that: the ordinary shares which are the
subject of the issue for cash must be of a class
already in issue, or where this is not the case, must
 be limited to such securities or rights that are
convertible into a class already in issue; the
ordinary shares must be issued to public shareholders
 as defined by the JSE Listings Requirements and not
related parties; the ordinary shares which are the
subject of the issue for cash may not exceed 10% in
the aggregate in any 1 FY of the number of equity
shares in issue of that class; a maximum discount at
which the ordinary shares may be issued is 10% of the
 weighted average traded price of the Company's
ordinary shares measured over 30 business days prior
to the date that the price of the issue is determined
 or agreed by the Directors of the Company and the
party subscribing for the securities; and a paid
press announcement giving full details, including the
 impact on net asset value and earnings per share,
will be published at the time of any issue
representing, on a cumulative basis within 1
financial year, 5% or more of the number of ordinary
shares in issue prior to that issue, in terms of the
JSE Listings Requirements; [Authority expires the

PROPOSAL #O.8: Re-appoint, as recommended by the                           ISSUER          YES          FOR               FOR
Audit and Risk Committee, PricewaterhouseCoopers Inc.
 as the Auditors of the Company until the next AGM
and Fulvio Tonelli, as the individual registered
Auditor, who will undertake the audit for the Company
 for the ensuing year

PROPOSAL #S.1: Authorize the Company's, in terms of                        ISSUER          YES          FOR               FOR
the Company's Articles of Association, by way of a
general authority, to repurchase issued shares in the
 Company or to permit a subsidiary of the Company to
purchase shares in the Company, as and when deemed
appropriate, subject to the following initiatives:
that any such repurchase be effected through the
order book operated by the JSE trading system and
done without any prior understanding or arrangement
between the Company and the counterparty [reported
trades are prohibited]; that a paid press release
giving such details as may be required in terms of
the JSE Listings Requirements be published when the
Company or its subsidiaries have repurchased in
aggregate 3% of the initial number of shares in
issue, as at the time that the general authority was
granted, and for each 3% in aggregate of the initial
number of shares which is acquired thereafter; that a
 general repurchase may not in aggregate in any 1 FY
exceed 10% of the number of shares in the Company's
issued share capital as at the beginning of the FY,
provided that a subsidiary of the Company may not
hold at any one time more than 10% of the number of
issued shares of the Company; that no repurchases
will be effected during a prohibited period unless
there is in place a repurchase programme where the
dates and quantities of securities to be traded
during the relevant period are fixed [not subject to
any variation]and full details of the programme have
been disclosed in an announcement over SENS prior to
the commencement of the prohibited period; that at
any point in time, the Company may only appoint one
agent to effect repurchases on the Company's behalf;
that the Company may only undertake a repurchase of
securities if, after such repurchase the Company
still complies with the JSE Listings Requirements
concerning shareholder spread requirements; that, in
determining the price at which shares may be
repurchased in terms of this authority, the maximum
premium permitted be 10% above the weighted average
traded price of the shares as determined over the
five (5) business days prior to the date of
repurchase; the sponsor to the Company provides a
letter to the JSE on the adequacy of working capital
in terms of Section 2.12 of the JSE Listings
Requirements prior to any repurchases being
implemented on the open market of the JSE; and that
such repurchase shall be subject to the Companies Act
 and the applicable provisions of the JSE Listings
Requirements; [Authority expires the earlier of the
Company's next AGM or 15 months from the date of this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROSTELECOM LONG DISTANCE & TELECOMM.
  TICKER:                ROS             CUSIP:     778529107
  MEETING DATE:          5/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE COMPANY'S ANNUAL                             ISSUER          YES          FOR               FOR
REPORT, ANNUAL FINANCIAL STATEMENTS, INCLUDING PROFIT
 AND LOSS STATEMENT OF THE COMPANY, AND DISTRIBUTION
OF PROFITS AND LOSSES (INCLUDING DIVIDEND PAYMENT)
UPON THE RESULTS OF THE REPORTING FISCAL YEAR (2008).

PROPOSAL #2A: ELECTION OF DIRECTOR: VLADIMIR                               ISSUER          YES          FOR               FOR
BONDARIK, DEPUTY GENERAL DIRECTOR OF SVYAZINVEST.

PROPOSAL #2B: ELECTION OF DIRECTOR: ANTON KHOZYAINOV,                      ISSUER          YES          FOR               FOR
 DEPUTY GENERAL DIRECTOR - FINANCE DIRECTOR OF
ROSTELECOM.

PROPOSAL #2C: ELECTION OF DIRECTOR: SERGEI KUZNETSOV,                      ISSUER          YES          FOR               FOR
 MEMBER OF INDEPENDENT DIRECTORS' NATIONAL REGISTER
OF THE RUSSIAN UNION OF INDUSTRIALISTS AND

PROPOSAL #2D: ELECTION OF DIRECTOR: MIKHAIL                                ISSUER          YES          FOR               FOR
LESHCHENKO, ADVISER TO MINISTER OF COMMUNICATIONS AND
 MASS MEDIA OF RUSSIA.

PROPOSAL #2E: ELECTION OF DIRECTOR: ALEXEY LOKOTKOV,                       ISSUER          YES          FOR               FOR
DEPUTY GENERAL DIRECTOR OF SVYAZINVEST.

PROPOSAL #2F: ELECTION OF DIRECTOR: KONSTANTIN                             ISSUER          YES          FOR               FOR
MALOFEEV, MANAGING PARTNER OF MARCAP ADVISORS LIMITED.

PROPOSAL #2G: ELECTION OF DIRECTOR: MARLEN MANASOV,                        ISSUER          YES          FOR               FOR
MEMBER OF THE BOARD OF DIRECTORS OF UBS BANK.

PROPOSAL #2H: ELECTION OF DIRECTOR: ALEXANDER                              ISSUER          YES          FOR               FOR
PROVOTOROV, FIRST DEPUTY GENERAL DIRECTOR OF
SVYAZINVEST.

PROPOSAL #2I: ELECTION OF DIRECTOR: IVAN RODIONOV,                         ISSUER          YES          FOR               FOR
PROFESSOR OF STATE UNIVERSITY HIGHER SCHOOL OF
ECONOMICS.

PROPOSAL #2J: ELECTION OF DIRECTOR: VIKTOR SAVCHENKO,                      ISSUER          YES          FOR               FOR
 DEPUTY GENERAL DIRECTOR OF SVYAZINVEST.

PROPOSAL #2K: ELECTION OF DIRECTOR: MAXIM TSYGANOV,                        ISSUER          YES          FOR               FOR
GENERAL DIRECTOR OF CIT FINANCE INVESTMENT BANK.

PROPOSAL #2L: ELECTION OF DIRECTOR: YELENA UMNOVA,                         ISSUER          YES          FOR               FOR
DEPUTY GENERAL DIRECTOR OF SVYAZINVEST.

PROPOSAL #2M: ELECTION OF DIRECTOR: YEVGENY                                ISSUER          YES          FOR               FOR
YURCHENKO, GENERAL DIRECTOR OF SVYAZINVEST.

PROPOSAL #3A: ELECTION OF THE AUDIT COMMISSION OF THE                      ISSUER          YES          FOR               FOR
 COMPANY: LYUDMILA ARZHANNIKOVA.

PROPOSAL #3B: ELECTION OF THE AUDIT COMMISSION OF THE                      ISSUER          YES          FOR               FOR
 COMPANY: MIKHAIL BATMANOV.

PROPOSAL #3C: ELECTION OF THE AUDIT COMMISSION OF THE                      ISSUER          YES          FOR               FOR
 COMPANY: SVETLANA BOCHAROVA.

PROPOSAL #3D: ELECTION OF THE AUDIT COMMISSION OF THE                      ISSUER          YES          FOR               FOR
 COMPANY: BOGDAN GOLUBITSKY.

PROPOSAL #3E: ELECTION OF THE AUDIT COMMISSION OF THE                      ISSUER          YES          FOR               FOR
 COMPANY: OLGA KOROLEVA.

PROPOSAL #04: APPROVAL OF ZAO KPMG AS THE EXTERNAL                         ISSUER          YES          FOR               FOR
AUDITOR OF THE COMPANY FOR 2009.

PROPOSAL #05: APPROVAL OF THE RESTATED CHARTER OF THE                      ISSUER          YES          FOR               FOR
 COMPANY.

PROPOSAL #06: APPROVAL OF THE RESTATED REGULATIONS ON                      ISSUER          YES          FOR               FOR
 THE GENERAL SHAREHOLDERS' MEETING OF THE COMPANY.

PROPOSAL #07: APPROVAL OF THE RESTATED REGULATIONS ON                      ISSUER          YES          FOR               FOR
 THE BOARD OF DIRECTORS OF THE COMPANY.

PROPOSAL #08: APPROVAL OF THE AMENDMENTS NO. 1 TO THE                      ISSUER          YES          FOR               FOR
 REGULATIONS ON THE MANAGEMENT BOARD OF THE COMPANY.

PROPOSAL #09: APPROVAL OF THE RELATED PARTY                                ISSUER          YES          FOR               FOR
TRANSACTION SUBJECT-MATTER OF WHICH IS THE ASSETS AND
 SERVICES WHOSE COST AMOUNTS TO MORE THAN TWO (2)
PERCENT OF THE COMPANY'S BALANCE VALUE OF ASSETS
PURSUANT TO THE COMPANY'S FINANCIAL STATEMENTS AS OF
THE LAST REPORTING DATE, NAMELY THE PARTNERSHIP
AGREEMENT BETWEEN ANO ORGANIZING COMMITTEE OF THE
XXII OLYMPIC WINTER GAMES AND XI PARALYMPIC WINTER
GAMES OF 2014 IN SOCHI, OJSC ROSTELECOM AND OJSC

PROPOSAL #10: COMPENSATION TO THE MEMBERS OF THE                           ISSUER          YES          FOR               FOR
BOARD OF DIRECTORS FOR THEIR DUTIES AS MEMBERS OF THE
 COMPANY'S BOARD OF DIRECTORS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                S P SETIA BHD
  TICKER:                N/A             CUSIP:     Y8132G101
  MEETING DATE:          2/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements of the Company for the FYE 31 OCT 2008
together with the reports of the Directors and the

PROPOSAL #2.: Declare a final dividend of 10 sen less                      ISSUER          YES          FOR               FOR
 25% tax in respect of the FYE 31 OCT 2008

PROPOSAL #3.: Re-elect Tan Sri Dato' Sri Liew Kee Sin                      ISSUER          YES          FOR               FOR
 as the Director, who retire in accordance with
Article 93 of the Company's Articles of Association

PROPOSAL #4.: Re-elect Tan Sri Dato' Hari Narayanan                        ISSUER          YES          FOR               FOR
a/l Govindasamy as the Director, who retire in
accordance with Article 93 of the Company's Articles
of Association

PROPOSAL #5.: Re-elect Mr. Khor Chap Jen as the                            ISSUER          YES          FOR               FOR
Director, who retire in accordance with Article 93 of
 the Company's Articles of Association

PROPOSAL #6.: Re-elect Mr. Ng Soon Lai @ Ng Siek                           ISSUER          YES          FOR               FOR
Chuan as the Director, who retire in accordance with
Article 93 of the Company's Articles of Association

PROPOSAL #7.: Appoint Mazars, Chartered Accountants                        ISSUER          YES          FOR               FOR
as the Auditors of the Company in place of the
retiring Auditors, Moores Rowland, to hold office
until the conclusion of the next AGM at a
remuneration to be determined by the Directors

PROPOSAL #8.: Approve, subject to the Listing                              ISSUER          YES          FOR               FOR
Requirements of Bursa Malaysia Securities Berhad, to
the Company and its subsidiaries [S P Setia Group] to
 enter into and give effect to specified recurrent
related party transactions of a revenue or trading
nature of the S P Setia Group with specified classes
of related parties [as defined in the Listing
Requirements of Bursa Malaysia Securities Berhad and
as specified in Section 2.3 of the Circular to
Shareholders dated 03 FEB 2009] which are necessary
for the day to day operations in the ordinary course
of business and are carried out at arms' length basis
 on normal commercial terms of the S P Setia Group on
 terms not more favourable to the related parties
than those generally available to the public and are
not detrimental to minority shareholders of the
Company; and [Authority shall expires earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM
after the date it is required to be held pursuant to
Section 143(1) of the Companies Act, 1965 [Act] [but
shall not extend to such extension as may be allowed
pursuant to Section 143(2) of the Act] Authorize the
Directors of the Company to complete and do all such
acts and things as they may consider necessary or
expedient in the best interest of the Company
[including executing all such documents as may be
required] to give effect to the transactions
contemplated and/or authorized by this ordinary

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                S P SETIA BHD
  TICKER:                N/A             CUSIP:     Y8132G101
  MEETING DATE:          2/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, subject to the approval of all the relevant
 authorities, including but not limited to, the
approval of Bursa Malaysia Securities Berhad [Bursa
Securities] for the listing of and quotation for the
new ordinary shares of the Company to be issued
hereunder: to establish, implement and administer an
ESOS for the benefit of any employee and Executive
Director of S P Setia and/or its subsidiaries
[excluding subsidiaries which are dormant] [S P Setia
 Group] who meets the criteria of eligibility for
participation in the Proposed ESOS [Eligible Person]
in accordance with the By-Laws of the Proposed ESOS
[By-Laws] as specified to shareholders of S P Setia
dated 03 FEB 2009; to allot and issue from time to
time such number of new ordinary shares of MYR 0.75
each in S P Setia [S P Setia Shares] as may be
required to be issued to eligible person pursuant to
their exercise of options under the proposed ESOS,
provided that the total number of new S P Setia
Shares to be allotted and issued shall not 10% in
aggregate of the total issued and paid-up share
capital of S P Setia at any point of time during the
existence of the Scheme and such new S P Setia Shares
 shall, upon allotment and issue, rank pari passu in
all respects with the then existing issued shares of
the Company and will be subject to all the provisions
 of the amendment to the Articles of Association of
the Company in relation to the transfer, transmission
 and otherwise, except that the shares so allotted
will not be eligible for any dividends, rights,
allotments and/or other distributions that may be
declared or paid to shareholders which record date
thereof [i.e. the date as at the close of business on
 which shareholders must be registered in the Record
of Depositors maintained with Bursa Malaysia
Depository Sdn Bhd in order to be entitled to any
dividends, rights, allotments or other distributions]
 precedes the date of allotment of the new S P Setia
Shares to be issued pursuant to the proposed ESOS; to
 make necessary applications to Bursa Securities for
permission to deal in and for the listing of and
quotation for the new S P Setia Shares that may
hereafter from time to time be allotted and issued
pursuant to the Proposed ESOS; and to modify and/or
amend the Proposed ESOS and to extend the duration of
 the Proposed ESOS without further having to seek the
 shareholders' approval from time to time as may be
required/ permitted by the authorities or deemed
necessary by the authorities or the Board of
Directors of S P Setia provided that such
modifications and/or amendments are effected and
permitted in accordance with the provisions of the
By-Laws relating to modifications and/or amendments
and to do all such acts and to enter into all such
transactions, arrangements and agreements, deeds or
undertakings and to make such rules or regulations,
or impose such terms and conditions or delegate part
of its power as may be necessary or expedient in
order to give full effect to the proposed ESOS; to

PROPOSAL #2.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, subject to the passing of Resolution 1, at
any time and from time to time to offer and to grant
Dato' Voon Tin Yow, being a Director of the Company,
options to subscribe up to 3,000,000 number of new S
P Setia Shares under the ESOS, that not more than 50%
 of the new S P Setia Shares under the ESOS shall be
allocated, in aggregate, to eligible Executive
Directors and senior management of the Company and
its subsidiaries; that not more than 10% of the new S
 P Setia Shares available under the ESOS would be
allocated to him, who singly or collectively through
persons connected with him, holds 20% or more of the
issued and paid-up share capital of S P Setia and
also subject always to such terms and conditions
and/or any adjustments which may be made in
accordance with the provisions of the By-Laws of the

PROPOSAL #3.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, subject to the passing of Resolution 1, at
any time and from time to time to offer and to grant
Mr. Yap Kok Weng, being a Director of the Company,
options to subscribe up to 3,000,000 number of new S
P Setia Shares under the ESOS, that not more than 50%
 of the new S P Setia Shares under the ESOS shall be
allocated, in aggregate, to eligible Executive
Directors and senior management of the Company and
its subsidiaries; that not more than 10% of the new S
 P Setia Shares available under the ESOS would be
allocated to him, who singly or collectively through
persons connected with him, holds 20% or more of the
issued and paid-up share capital of S P Setia and
also subject always to such terms and conditions
and/or any adjustments which may be made in
accordance with the provisions of the By-Laws of the

PROPOSAL #4.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, subject to the passing of Resolution 1, at
any time and from time to time to offer and to grant
Mr. Teow Leong Seng, being a Director of the Company,
 options to subscribe up to 3,000,000 number of new S
 P Setia Shares under the ESOS, that not more than
50% of the new S P Setia Shares under the ESOS shall
be allocated, in aggregate, to eligible Executive
Directors and senior management of the Company and
its subsidiaries; that not more than 10% of the new S
 P Setia Shares available under the ESOS would be
allocated to him, who singly or collectively through
persons connected with him, holds 20% or more of the
issued and paid-up share capital of S P Setia and
also subject always to such terms and conditions
and/or any adjustments which may be made in
accordance with the provisions of the By-Laws of the

PROPOSAL #5.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, subject to the passing of Resolution 1, at
any time and from time to time to offer and to grant
Mr. Khor Chap Jen, being a Director of the Company,
options to subscribe up to 3,000,000 number of new S
P Setia Shares under the ESOS, that not more than 50%
 of the new S P Setia Shares under the ESOS shall be
allocated, in aggregate, to eligible Executive
Directors and senior management of the Company and
its subsidiaries; that not more than 10% of the new S
 P Setia Shares available under the ESOS would be
allocated to him, who singly or collectively through
persons connected with him, holds 20% or more of the
issued and paid-up share capital of S P Setia and
also subject always to such terms and conditions
and/or any adjustments which may be made in
accordance with the provisions of the By-Laws of the

PROPOSAL #6.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, subject to the passing of Resolution 1, at
any time and from time to time to offer and to grant
Mr. Chang Khim Wah, being a Director of the Company,
options to subscribe up to 3,000,000 number of new S
P Setia Shares under the ESOS, that not more than 50%
 of the new S P Setia Shares under the ESOS shall be
allocated, in aggregate, to eligible Executive
Directors and senior management of the Company and
its subsidiaries; that not more than 10% of the new S
 P Setia Shares available under the ESOS would be
allocated to him, who singly or collectively through
persons connected with him, holds 20% or more of the
issued and paid-up share capital of S P Setia and
also subject always to such terms and conditions
and/or any adjustments which may be made in
accordance with the provisions of the By-Laws of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                S1 CORPORATION, SEOUL
  TICKER:                N/A             CUSIP:     Y75435100
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to change the Articles of                            ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #3.: Elect the Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Auditor                                            ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Auditor

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SADIA S A
  TICKER:                N/A             CUSIP:     P8711W105
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: To take the accounts of the Director's,                      ISSUER          NO           N/A               N/A
 to examine, discuss and vote the financial
statements, External Auditors and the Finance
Committee opinion report, relating to the FYE 31 DEC

PROPOSAL #B.: The destination of the net profit of                         ISSUER          NO           N/A               N/A
the FY and approve the dividends distributed

PROPOSAL #C.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors and approve to determine the annual
remuneration for the Directors

PROPOSAL #D.: Elect the Principal and the Substitute                       ISSUER          YES        AGAINST           AGAINST
Members of the Finance Committee and approve to
determine their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG C&T CORP
  TICKER:                N/A             CUSIP:     Y7470R109
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect the Audit Committee Member                             ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG CARD CO LTD
  TICKER:                N/A             CUSIP:     Y7T70U105
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Auditor Committee Member                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG ELECTRO-MECHANICS CO LTD, SUWON
  TICKER:                N/A             CUSIP:     Y7470U102
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Directors : Nominee of                             ISSUER          YES          FOR               FOR
Director : Mr. Park, Jong Woo; Nominee of Outside
Director: Mr. Lee, Seung Jae

PROPOSAL #3.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG ELECTRONICS CO., LTD.
  TICKER:                SSNHY           CUSIP:     796050888
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF BALANCE SHEET, INCOME                            ISSUER          YES          FOR               FOR
STATEMENT, AND STATEMENT OF APPROPRIATION OF RETAINED
 EARNINGS (DRAFT) FOR THE 40TH FISCAL YEAR (FROM
JANUARY 1, 2008 TO DECEMBER 31, 2008), ALL AS MORE
FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #2A: APPROVAL OF DIRECTORS: APPOINTMENT OF                        ISSUER          YES          FOR               FOR
INDEPENDENT DIRECTORS (3 PERSONS).

PROPOSAL #2B: APPROVAL OF DIRECTORS: APPOINTMENT OF                        ISSUER          YES          FOR               FOR
EXECUTIVE DIRECTORS (4 PERSONS).

PROPOSAL #2C: APPROVAL OF DIRECTORS: APPOINTMENT OF                        ISSUER          YES          FOR               FOR
MEMBERS OF AUDIT COMMITTEE (2 PERSONS).

PROPOSAL #03: APPROVAL OF THE COMPENSATION CEILING                         ISSUER          YES        AGAINST           AGAINST
FOR THE DIRECTORS - PROPOSED REMUNERATION CEILING FOR
 THE 41ST FISCAL YEAR: KRW 55 BILLION - REMUNERATION
CEILING APPROVED IN THE 40TH FISCAL YEAR: KRW 35
BILLION.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG ELECTRS LTD
  TICKER:                N/A             CUSIP:     796050888
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet, income                            ISSUER          YES          FOR               FOR
statement, and statement of appropriation of retained
 earnings [Draft] for the 40th FY [from 01 JAN 2008
to 31 DEC 2008]: cash dividends [excluding interim
dividends], dividend per share: KRW 5,000 [Common],
KRW 5,050 [Preferred]

PROPOSAL #2.1: Appoint Dr. Oh-Soo Park, Mr. Chae-                          ISSUER          YES          FOR               FOR
Woong Lee, and Mr. Dong-Min Yoon as the Independent

PROPOSAL #2.2: Appoint Messrs. Yoon Woo Lee, Geesung                       ISSUER          YES          FOR               FOR
Choi, Juhwa Yoon, and Sanghoon Lee as the Executive
Directors

PROPOSAL #2.3: Appoint Dr. Oh-Soo Park and Mr. Chae-                       ISSUER          YES          FOR               FOR
Woong Lee as the Members of Audit Committee

PROPOSAL #3.: Approve the Compensation Ceiling for                         ISSUER          YES        AGAINST           AGAINST
the Directors: proposed remuneration ceiling for the
41st FY: KRW 55 billion, remuneration ceiling
approved in the 40th FY: KRW 35 billion; number of
Directors 9 [Independent Directors 5]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG ELECTRS LTD
  TICKER:                N/A             CUSIP:     Y74718100
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the External Director                                  ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect the Internal Director                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Audit Committee Member                             ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES        AGAINST           AGAINST
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG ENGINEERING CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y7472L100
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to change the Articles of                            ISSUER          YES        AGAINST           AGAINST
Incorporation

PROPOSAL #3.: Elect the Directors : 1 Executive                            ISSUER          YES          FOR               FOR
Director, 1 Outside Director

PROPOSAL #4.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Auditor

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG FIRE & MARINE INSURANCE CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y7473H108
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the appropriation of income and                      ISSUER          YES          FOR               FOR
 dividends of KRW 3,000 per common share

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES        AGAINST           AGAINST
regarding pre-emptive rights, public offerings, stock
 options, public notice for shareholder meeting,
Audit Committee, and share cancellation

PROPOSAL #3.: Elect 1 Inside Director and 3 Outside                        ISSUER          YES          FOR               FOR
Directors

PROPOSAL #4.: Elect 2 Members of the Audit Committee                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the total remuneration of                            ISSUER          YES          FOR               FOR
Inside Directors and Outside Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG HEAVY INDS LTD
  TICKER:                N/A             CUSIP:     Y7474M106
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Income and                          ISSUER          YES          FOR               FOR
Dividends of KRW 500 per Common Share

PROPOSAL #2.: Amend Articles of Incorporation                              ISSUER          YES        AGAINST           AGAINST
regarding business objectives, preemptive rights,
public offerings, stock options, public notice for
Shareholder Meeting, and outside Directors

PROPOSAL #3.: Elect 4 Directors                                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect 2 Members of Audit Committee                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG SDI CO LTD
  TICKER:                N/A             CUSIP:     Y74866107
  MEETING DATE:          9/4/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the spin-off                                         ISSUER          YES        ABSTAIN           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG SDI CO LTD
  TICKER:                N/A             CUSIP:     Y74866107
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect Messrs. Soon Taek Kim, Jung Hwa                        ISSUER          YES          FOR               FOR
Lee, Byung Bok Jeon as the Directors and  Messrs.
Young Kil Bae, Jin Taek Lim, Hee Kyoung Kim as the
Outside Directors

PROPOSAL #3.: Elect Messrs. Young Kil Bae, Jin Taek                        ISSUER          YES          FOR               FOR
Lim, Joon Chul Jang the Audit Committee Member as the
 Outside Director

PROPOSAL #4.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG SECURITIES CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y7486Y106
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.1: Elect the outside Directors                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Elect the Directors                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Elect the Auditor Committee Member as                       ISSUER          YES          FOR               FOR
the outside Directors

PROPOSAL #4.2: Elect the Auditor Committee Member as                       ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG TECHWIN CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y7470L102
  MEETING DATE:          12/19/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the spin-off                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG TECHWIN CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y7470L102
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements,                            ISSUER          YES          FOR               FOR
expected dividend: KRW400 per ordinary share

PROPOSAL #2.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect the Auditor Committee Member                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAN MIGUEL CORP
  TICKER:                N/A             CUSIP:     799085402
  MEETING DATE:          7/24/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.A: Elect Mr. Eduardo M. Cojuangco, Jr as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #1.B: Elect Mr. Ramon S. Ang as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.C: Elect Mr. Estelito P. Mendoza as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.D: Elect Mr. Inigo Zobel as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #1.E: Elect Mr. Winston F. Garcia as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.F: Elect Mr. Menardo R. Jimenez as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.G: Elect Mr. Pacifico M. Fajardo as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.H: Elect Mr. Leo S. Alvez as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.I: Elect Mr. Egmidio de Silva Jose as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.J: Elect Mr. Silvestre H. Bello III as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.K: Elect Mr. Kazuhiro Tsukahara as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.L: Elect Mr. Koichi Matsuzawa as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #1.M: Elect Mr. Hirotake Kobayashi as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.N: Elect Mr. Hector L. Hofilena as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.O: Elect Mr. Carmelo L. Santiago as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.P: Elect Mr. Carazon S. De La Paz                              ISSUER          YES          FOR               FOR
Bernardo as an Independent Board of Director

PROPOSAL #2.: Authorize the Company to pursue and                          ISSUER          YES          FOR               FOR
implement a Corporate Restructuring Plan and the
Board of Directors to approve the implementing
transactions of such Corporate Restructuring Plan

PROPOSAL #3.: Approve the minutes of the regular                           ISSUER          YES          FOR               FOR
stockholders' meeting held on 24 JUL 2007

PROPOSAL #4.: Approve the annual report of the                             ISSUER          YES          FOR               FOR
Company for the YE 31 DEC 2007

PROPOSAL #5.: Ratify the acts and the proceedings of                       ISSUER          YES          FOR               FOR
the Board of Directors and the Corporate Officers
since the 2007 annual stockholders meeting

PROPOSAL #6.: Appoint Manabat Sanagustin & Company as                      ISSUER          YES          FOR               FOR
 the External Auditors of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SANLAM LTD
  TICKER:                N/A             CUSIP:     S7302C137
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.0.1: Adopt the annual financial                                ISSUER          YES          FOR               FOR
statements of the group and the Company for the YE 31

PROPOSAL #2.O.2: Appoint a Firm of External Auditors                       ISSUER          YES          FOR               FOR
for the Company, the Audit Committee of the Board
recommends the re-appointment of Ernst Young Inc, and
 in particular Mr. M. P. Rapson, being the individual
 registered Auditor who has undertaken the Company's
Audit

PROPOSAL #3.O.3: Approve to take note of the                               ISSUER          YES          FOR               FOR
remuneration of the External Auditors as determined
by the Audit Committee of the Board

PROPOSAL #4.O.1: Re-elect Mr. Z. B. Swanepoel as a                         ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
terms of Article 14 of the Articles of Association of
 the Company

PROPOSAL #4.O.2: Re-elect Mr. A. D. Botha as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
terms of Article 14 of the Articles of Association of
 the Company

PROPOSAL #4.O.3: Re-elect Mr. R. K. Morathi as a                           ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
terms of Article 14 of the Articles of Association of
 the Company

PROPOSAL #4.O.4: Re-elect Mr. S. A. Nkosi as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
terms of Article 14 of the Articles of Association of
 the Company

PROPOSAL #4.O.5: Re-elect Mr. P. L. Zim as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires by rotation in terms of
Article 14 of the Articles of Association of the
Company

PROPOSAL #5.O.5: Approve the total amount of the                           ISSUER          YES          FOR               FOR
Directors remuneration for the FYE 31 DEC 2008

PROPOSAL #6.O.6: Approve with or without                                   ISSUER          YES          FOR               FOR
modification, a 5% increase in the all inclusive
remuneration package of the Chairman as well as a 10%
 increase in the fees paid to the Members of Board
Committees for the period 01 JUL 2009 up to 30 JUN

PROPOSAL #7.O.7: Approve, in accordance with the                           ISSUER          YES          FOR               FOR
requirements of the JSE Limited Listings Requirements
 that the amendments required to be made to the Trust
 Deed of the San lam Limited Share Incentive Trust
established and approved by the shareholders of the
Company in 1998 as amended [the Initial Incentive
Plan] and each of the Deferred Share Plan, the
Performance Deferred Share Plan and the Restricted
Share Plan established and approved by shareholders
of the Company in 2008

PROPOSAL #8.O.8: Approve, subject to the adoption of                       ISSUER          YES          FOR               FOR
O.7 as specified in this notice convening the AGM in
terms of Section 221(2) of the Companies Act, No.61
of 1973, as amended, that the allotment and issue [as
 a fresh issue or the use of treasury shares] as a
specific authority, pursuant to the provisions of any
 1 or all of the Trust Deed of the Sanlam Limited
Share Incentive Trust established and approved by the
 shareholders of the Company in 1998 as amended [the
Initial Incentive Plan] and each of the Deferred
Share Plan, the Performance Deferred Share Plan and
the Restricted Share Plan established and approved by
 shareholders of the Company in 2008

PROPOSAL #9.S.1: Approve to cancel, in terms of                            ISSUER          YES          FOR               FOR
Section 75(1)(h) of the Companies Act, and the
Articles of Association of the Company, the
52,000,000 Sanlam A convertible redeemable non
participating Preference Shares of ZAR 0.01 each in
the Company's authorized share capital

PROPOSAL #10.S2: Adopt the Resolution S.1, in terms                        ISSUER          YES          FOR               FOR
of Section 56[4] of the Companies Act, paragraph 8 of
 the Memorandum of Association of the Company
substituted with the specified 8 Capital, 8.1 par
value, the authorized share capital of the Company is
 ZAR 41,650,000 divided into 8.1.1 4,000,000,000
ordinary par value shares of ZAR 0.01 cent each,
8.1.2 ZAR nil preference par value shares, 8.1.2 ZAR
nil preference par value shares, 8.1.3 ZAR nil
redeemable preference par value shares, 8.1.4
56,500,000 A convertible participating deferred
shares of ZAR 0.01 cent each, 8.1.5 56,500,000 B
convertible participating deferred shares of ZAR 0.01
 cent each 8.2 no par value 8.2.1 the number of no
par value ordinary shares is nil, 8.2.2 the number of
 no par value preference shares is nil, 8.2.3 the
number of no par value redeemable preference shares

PROPOSAL #11S3: Amend, subject to the adoption of                          ISSUER          YES          FOR               FOR
S.1, in terms of Section 62 of the Companies Act, the
 Articles of Association of the Company by the
deletion of Article 40

PROPOSAL #12.S4: Approve, in terms of Article 37 of                        ISSUER          YES          FOR               FOR
the Articles of Association of the Company, the
Company as a general approval contemplated in Section
 85 and 89 of the Companies Act, whether by way of a
single transaction or a series of transactions: a)
the purchase of any of its securities by the Company
or its subsidiaries, including ordinary shares of ZAR
 0.01 each in the capital of the Company b) the
purchase of such securities by the Company in any
holding company of the Company, if any, and any
subsidiary of any such holding Company c) the
purchase by and or transfer to the Company of any of
its securities purchased pursuant to a) above and d)
the purchase by and or transfer to any holding
company of the Company and or any subsidiary of any
such holding company of any securities purchased
pursuant to b) above, conditions apply

PROPOSAL #13.O9: Authorize any Director of the                             ISSUER          YES          FOR               FOR
Company, and where applicable the secretary of the
Company, to do all such things, sign all such
documentation and take all such actions as may be
necessary to implement the aforesaid Ordinary and
Special Resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAPPI LTD
  TICKER:                N/A             CUSIP:     S73544108
  MEETING DATE:          11/3/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the proposed acquisition by                         ISSUER          YES          FOR               FOR
the Company of the business and assets being acquired
 from M-real in terms of the Master Agreement and
other Transaction Agreements, as specified; and
authorize the Directors of the Company, as a specific
 authority in terms of Section 221 of the Companies
Act, to allot and issue the Settlement Shares on all
of the terms and conditions of the Master Agreement
as and when the Company becomes obliged to issue them
 in accordance with the terms and conditions of the
Master Agreement, a copy of which has been made
available for inspection at the registered office of
the Company during normal office hours from 08:00 to

PROPOSAL #S.1: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
ordinary share capital of the Company from ZAR
325,000,000, comprising 325,000,000 ordinary shares
of ZAR l.00 each, to ZAR l,325,000,000, comprising
1,325,000,000 ordinary shares of ZAR 1.00 each, by
the creation of 1,000,000,000 new ordinary shares of
ZAR l .00 each

PROPOSAL #O.2: Approve, subject to the passing of                          ISSUER          YES        AGAINST           AGAINST
Resolution O.1, to place all of the authorized but
unissued ordinary shares in the capital of the
Company, including those created pursuant to
Resolution S.1 if it is passed and duly registered,
and excluding those which will be subject to the
Directors' specific authority pursuant to Resolution
O.1 if it is passed, under the control of the
Directors of the Company with a general authority to
allot and issue all or part of them, in their
discretion, in terms of Section 221 of the Companies
Act, pursuant to the Rights Offering; and subject
always to the provisions of Article 6 of the
Company's Articles of Association, the payment by the
 Company of Commission, whether in the form of cash,
Sappi Shares or other equity linked instruments, on
such terms and conditions as the Directors, in their
discretion, may decide, to the underwriters of the
Rights Offering, be authorized as required in terms
of Article 6 of the Company's Articles of Association

PROPOSAL #O.3: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Resolution O.1, the passing and registration of
Resolution S.1 and the passing of Resolution O.2, a
waiver of any obligation, which might otherwise arise
 on the part of any underwriters appointed by the
Company for the Rights Offering (the Underwriters) to
 make a mandatory offer in accordance with the
requirements of Rule 8.1 of the Securities Regulation
 Code on Takeovers and Mergers (the Code), if the
Underwriters become obliged, in terms of their
obligation to underwrite the Rights Offering, to
acquire enough Sappi Shares for the acquisition to be
 an affected transaction in terms of the Code

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAPPI LTD
  TICKER:                N/A             CUSIP:     S73544108
  MEETING DATE:          3/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Re-elect the Directors, who retires by                      ISSUER          YES          FOR               FOR
 rotation, in terms of Sappis Articles of Association

PROPOSAL #O.1.1: Re-elect Mr. David Charles Brink as                       ISSUER          YES          FOR               FOR
a Director of Sappi Limited, until 31 DEC 2009

PROPOSAL #O.1.2: Re-elect Professor Meyer Feldberg as                      ISSUER          YES          FOR               FOR
 a Director of Sappi Limited, until 31 DEC 2009

PROPOSAL #O.1.3: Re-elect Mr. James Edward Healey as                       ISSUER          YES          FOR               FOR
a Director of Sappi Limited, until 31 DEC 2009

PROPOSAL #O.1.4: Re-elect Mr. Helmut Claus-Jurgen                          ISSUER          YES          FOR               FOR
Mamsch as a Director of Sappi Limited, until 31 DEC
2009

PROPOSAL #O.2: Re-appoint Deloitte and Touche as the                       ISSUER          YES          FOR               FOR
Auditors of Sappi Limited for the YE 30 SEP 2009

PROPOSAL #S.1: Approve to reduce the authorized                            ISSUER          YES          FOR               FOR
ordinary share capital of the company from ZAR
1,325,000,000 comprising 1,325,000,000 ordinary
shares of ZAR 1.00 each to ZAR 725,000,000 comprising
 725,000,000 ordinary shares of ZAR 1.00 each, by the
 cancellation of 600,000,000 unissued ordinary shares
 of ZAR 1.00 each, which at the time of passing of
this resolution, have not been taken up or agreed to
be taken up by any person

PROPOSAL #O.3: Approve to place under the control of                       ISSUER          YES          FOR               FOR
the Directors of Sappi, subject to the provision s of
 the Companies Act 61 of 1973, as amended and the
Listings Requirements o f the JSE Limited, a total of
 25,000,000 ordinary shares in Sappi Limited
[comprising ordinary shares in the authorized but
issued share capital of Sappi and or treasury shares
owned by one or more subsidiaries of Sappi from time
to time], and to allot and issue or otherwise dispose
 of all or any of such shares to such person or
persons on such terms and conditions and at such
times as the Directors of Sappi may from time to time
 in their discretion deem fit. It is recorded that
the Listing Requirements [Listing Requirements] of
the JSE Limited [JSE)] currently require, inter alia,
 that a Company may only undertake a general issue
for cash or be generally authorized to use treasury
share if; [Authority expires at the earlier of the
next AGM of the Company or 15 months from the date of
 passing of such resolution] such shares do not in
any one FY in the aggregate exceed 15% of the

PROPOSAL #O.4: Approve, until otherwise determined by                      ISSUER          YES          FOR               FOR
 Sappi Limited [Sappi] in general meeting with effect
 from 01 OCT 2008, to adjust the remuneration of the
Non-Executive Directors for their services

PROPOSAL #O.5: Authorize any Directors of Sappi                            ISSUER          YES          FOR               FOR
Limited to sign all such documents and do all such
things as may be necessary for or incidental to the
implementation of the resolutions passed at the AGM
held on 02 MAR 2008 or any adjournment thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SASOL LTD
  TICKER:                N/A             CUSIP:     803866102
  MEETING DATE:          11/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the annual                               ISSUER          YES          FOR               FOR
financial statements of the Company and of the Sasol
Group for the YE 30 JUN 2008, together with the
reports of the Directors and Auditors

PROPOSAL #2..1: Re-elect Mr. LPA. Davies as a                              ISSUER          YES          FOR               FOR
Director, who retires in terms of Articles 75(d) and
75(e) of the Company's Articles of Association

PROPOSAL #2.2: Re-elect Mr. AM. Mokaba as a Director,                      ISSUER          YES          FOR               FOR
 who retires in terms of Articles 75(d) and 75(e) of
the Company's Articles of Association

PROPOSAL #2.3: Re-elect Mr. TH. Nyasulu as a                               ISSUER          YES          FOR               FOR
Director, who retires in terms of Articles 75(d) and
75(e) of the Company's Articles of Association

PROPOSAL #2.4: Re-elect Mr. KC. Ramon as a Director,                       ISSUER          YES          FOR               FOR
who retires in terms of Articles 75(d) and 75(e) of
the Company's Articles of Association

PROPOSAL #3.1: Re-elect Mr. BP. Connellan as a                             ISSUER          YES          FOR               FOR
Director, who retires in terms of Article 75(i) of
the Company's Articles of Association

PROPOSAL #3.2: Re-elect Mr. MSV Gantsho as a                               ISSUER          YES          FOR               FOR
Director, who retires in terms of Article 75(i) of
the Company's Articles of Association

PROPOSAL #3.3: Re-elect Mr. A. Jain as a Director,                         ISSUER          YES          FOR               FOR
who retires in terms of Article 75(i) of the
Company's Articles of Association

PROPOSAL #3.4: Re-elect Mr. JE. Schrempp as a                              ISSUER          YES          FOR               FOR
Director, who retires in terms of Article 75(i) of
the Company's Articles of Association

PROPOSAL #4.: Re-appoint KPMG Inc as the Auditor                           ISSUER          YES          FOR               FOR

PROPOSAL #5.S.1: Approve the existing Article 160 of                       ISSUER          YES          FOR               FOR
the Company's Articles of Association is deleted in
its entirety and replaced with the rights, privileges
 and conditions as specified

PROPOSAL #6.S.2: Authorize the Directors of the                            ISSUER          YES          FOR               FOR
Company, or a Subcommittee of Directors, by way of a
specific approval in terms of section 85(2) of the
Companies Act, 1973, as amended [the Act, the
Listings Requirements of the JSE, as amended, [the
Listings Requirements] and Article 36(a) of the
Company's Articles of Association; approve the
purchase of 31,500,000 ordinary shares of no par
value in the issued ordinary share capital of the
Company from Sasol Investment Company [Proprietary]
Limited, funded out of its reserves to the extent
possible, at the closing price of a Sasol ordinary
share on the day preceding the day on which the
Directors, or a Subcommittee of Directors, approve

PROPOSAL #7.S.3: Authorize the Directors of the                            ISSUER          YES          FOR               FOR
Company in terms of the authority granted in Article
36(a) of the Articles of Association of the Company,
to approve the purchase by the company, or by any of
its subsidiaries, of the Company's ordinary shares,
subject to the provisions of the Act, and subject to
the Listings Requirements, provided that: any
repurchases of shares in terms of this authority be
effected through the order book operated by the JSE
trading system and done without any prior
understanding or arrangement between the Company and
the counter-party, such repurchases being effected by
 only one appointed agent of the Company at any point
 in time and may only be effected if after the
repurchase the Company still complies with the
minimum spread requirements of the JSE; the general
authority shall be limited to a maximum of 4% of the
Company's issued share capital of the shares in the
applicable class at the time that the authority is
granted and such repurchase by the Company, or any of
 its subsidiaries shall not, in aggregate in any FY,
exceed 20% of the Company s issued share capital of
the shares in the applicable class; d) any
acquisition must not be made at a price more than 10%
 above the weighted average of the market value of
the share for the 5 business days immediately
preceding the date of such acquisition; the
repurchase of shares may not be effected during a
prohibited period unless such a purchase is in
accordance with the Listings Requirements; such
details as may be required in terms of the Listings
Requirements of the JSE are announced when the
Company or its subsidiaries have cumulatively
repurchased 3% of the shares in issue at the time the
 authority was given; and the general authority may
be varied or revoked by special resolution, prior to
the next AGM of the Company; [Authority expires the

PROPOSAL #8.O.1: Approve to revise the annual                              ISSUER          YES          FOR               FOR
emoluments payable by the Company or subsidiaries of
the Company [as specified] to the Non-Executive
Directors of the Company with effect from 01 JUL 2008
 as specified

PROPOSAL #9.O.2: Authorize any Director or the                             ISSUER          YES          FOR               FOR
Secretary of the Company or Committee of the Board to
 do all such things and sign all such documents as
are necessary to give effect to Special Resolutions
Number 1, 2 and 3

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SATYAM COMPUTER SERVICES LIMITED
  TICKER:                SAY             CUSIP:     804098101
  MEETING DATE:          8/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O1A: TO RECEIVE, CONSIDER AND ADOPT: THE                         ISSUER          YES          FOR               FOR
AUDITED BALANCE SHEET AS OF MARCH 31, 2008.

PROPOSAL #O1B: TO RECEIVE, CONSIDER AND ADOPT: THE                         ISSUER          YES          FOR               FOR
AUDITED PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED ON
 THAT DATE.

PROPOSAL #O1C: TO RECEIVE, CONSIDER AND ADOPT: THE                         ISSUER          YES          FOR               FOR
AUDITORS' REPORT, THEREON.

PROPOSAL #O1D: TO RECEIVE, CONSIDER AND ADOPT: THE                         ISSUER          YES          FOR               FOR
DIRECTORS' REPORT.

PROPOSAL #O2: TO DECLARE DIVIDEND ON EQUITY SHARES.                        ISSUER          YES          FOR               FOR

PROPOSAL #O3: APPROVAL TO REAPPOINT PROF. M. RAMMOHAN                      ISSUER          YES          FOR               FOR
 RAO, AS DIRECTOR.

PROPOSAL #O4: APPROVAL TO REAPPOINT MR. VINOD K.                           ISSUER          YES          FOR               FOR
DHAM, AS DIRECTOR.

PROPOSAL #O5: APPROVAL TO APPOINT M/S. PRICE                               ISSUER          YES          FOR               FOR
WATERHOUSE AS AUDITORS OF THE COMPANY, AND TO FIX
THEIR REMUNERATION.

PROPOSAL #S6: RESOLVED THAT MR. B. RAMALINGA RAJU, IS                      ISSUER          YES          FOR               FOR
 REAPPOINTED AS CHAIRMAN AND DIRECTOR OF THE COMPANY
FOR A FURTHER PERIOD OF FIVE YEARS.

PROPOSAL #S7: RESOLVED THAT MR. B. RAMA RAJU, IS                           ISSUER          YES          FOR               FOR
REAPPOINTED AS MANAGING DIRECTOR OF THE COMPANY FOR A
 FURTHER PERIOD OF FIVE YEARS.

PROPOSAL #S8: RESOLVED THAT THE CONSENT OF THE                             ISSUER          YES          FOR               FOR
COMPANY BE AND IS HEREBY ACCORDED FOR THE PAYMENT OF
REMUNERATION TO THE DIRECTORS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SATYAM COMPUTER SVCS LTD
  TICKER:                N/A             CUSIP:     Y7530Q141
  MEETING DATE:          8/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt: the audited                      ISSUER          YES          FOR               FOR
 balance sheet as at 31 MAR 2008; the audited profit
and loss account for the YE on that date; the
Auditors' report, thereon; and the Directors' report

PROPOSAL #2.: Declare a dividend on equity shares                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Professor M. Rammohan Rao as                      ISSUER          YES          FOR               FOR
 a Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Vinod K. Dham as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Appoint M/s. Pricewaterhouse, Chartered                      ISSUER          YES          FOR               FOR
 Accountants, as the Auditors of the Company, for the
 period commencing from the conclusion of this
meeting until the conclusion of the next AGM and
approve to fix their remuneration

PROPOSAL #6.: Re-appoint, further to the resolution                        ISSUER          YES          FOR               FOR
passed at the AGM held on 23 JUL 2004 and pursuant to
 the provisions of Sections 198, 269, 309, 310, 311,
Schedule XIII of the Act, and other applicable
provisions, if any, of the Companies Act 1956,
[including any statutory modification or re-enactment
 thereof, for the time being in force] and subject to
 such sanctions and approvals as may be necessary,
Mr. B. Ramalinga Raju as a Chairman and Director in
the whole-time employment of the Company for a
further period of 5-years with effect from 01 APR
2009 at a remuneration as specified; authorize the
Board to vary, alter or modify the different
components of the above remuneration as may be agreed
 to by the Board of Directors and Mr. B. Ramalinga
Raju; in case of absence or inadequacy of profits for
 any FY, the Chairman shall be paid remuneration as
per Section II of Part II of Schedule XIII to the
Companies Act, 1956 [including any statutory
modification or re-enactment thereof, for the time
being in force] as may be applicable from time to time

PROPOSAL #7.: Re-appoint, further to the resolution                        ISSUER          YES          FOR               FOR
passed at the AGM held on 23 JUL 2004 and pursuant to
 the provisions of Sections 198, 269, 309, 310, 311,
Schedule XIII of the Act, and other applicable
provisions, if any, of the Companies Act 1956,
[including any statutory modification or re-enactment
 thereof, for the time being in force] and subject to
 such sanctions and approvals as may be necessary,
Mr. B. Rama Raju as a Managing Director of the
Company for a further period of 5-years with effect
from 01 APR 2009, at a remuneration as specified;
authorize the Board to vary, alter or modify the
different components of the above remuneration as may
 be agreed to by the Board of Directors and Mr. B.
Rama Raju; in case of absence or inadequacy of
profits for any FY, the Managing Director shall be
paid remuneration as per Section II of Part II of
Schedule XIII to the Companies Act, 1956 [including
any statutory modification or re-enactment thereof,
for the time being in force] as may be applicable

PROPOSAL #S.8: Approve, in accordance with the                             ISSUER          YES          FOR               FOR
provisions of Section 309(4) and other applicable
provisions of the Companies Act, 1956, including any
statutory modification or re-enactment thereof, for
the time being in force and in accordance with other
applicable guidelines and/or regulations if any,
issued in this regard by statutory/regulatory
authorities, the payment of remuneration to the
Directors, who are not in the whole time employment
of the company, by way of commission for every FY or
part thereof as may be decided and computed by the
Board of Directors subject to the limits as
prescribed under the Companies Act, 1956, commencing

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAVINGS BK RUSSIAN FEDN  SBERBANK
  TICKER:                N/A             CUSIP:     X76318108
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report as of FY 2008                      ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the annual accounting report                         ISSUER          YES          FOR               FOR
for FY 2008

PROPOSAL #3.: Approve the allocation of income and                         ISSUER          YES          FOR               FOR
dividends of RUB 0.48 per ordinary share and RUB 0.63
 per preferred shares

PROPOSAL #4.: Ratify ZAO Ernst & Young as the Auditor                      ISSUER          YES          FOR               FOR

PROPOSAL #5.1: Elect Sergey Ignatyev as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.2: Elect Aleksey Ulyukayev as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.3: Elect Georgy Luntovsky as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.4: Elect Valery Tkachenko as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.5: Elect Nadezhda Ivanova as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.6: Elect Sergey Shvetsov as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.7: Elect Konstantin Shor as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.8: Elect Arkady Dvorkovich as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.9: Elect Aleksy Kudrin as a Director                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.10: Elect Andrey Belousov as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.11: Elect Elvira Nabiullina as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.12: Elect Aleksey Savatyugin as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.13: Elect German Gref as a Director                            ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.14: Elect Bella Zlatkis as a Director                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.15: Elect Sergey Guryev as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #5.16: Elect Rajat Gupta as a Director                            ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.17: Elect Anton Drozdov as a Director                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.18: Elect Kayrat Kelimbetov as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.19: Elect Vladimir Mau as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #5.20: Elect Sergey Sinelnikov-Murylev as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.1: Elect Vladimir Volkov as a Member of                        ISSUER          YES          FOR               FOR
the Audit Commission

PROPOSAL #6.2: Elect Lyudmila Zinina as a Member of                        ISSUER          YES          FOR               FOR
the Audit Commission

PROPOSAL #6.3: Elect Irina Mayorova as a Member of                         ISSUER          YES          FOR               FOR
the Audit Commission

PROPOSAL #6.4: Elect Valentina Tkachenko as a Member                       ISSUER          YES          FOR               FOR
of the Audit Commission

PROPOSAL #6.5: Elect Nataliya Polonskaya as a Member                       ISSUER          YES          FOR               FOR
of the Audit Commission

PROPOSAL #6.6: Elect Maksim Dolzhnikov as a Member of                      ISSUER          YES          FOR               FOR
 the Audit Commission

PROPOSAL #6.7: Elect Yuliya Isakhanova as a Member of                      ISSUER          YES          FOR               FOR
 the Audit Commission

PROPOSAL #7.: Amend the Charter                                            ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve to increase the share capital                        ISSUER          YES          FOR               FOR
via issuance of 15 billion shares

PROPOSAL #9.: Approve the remuneration of the                              ISSUER          YES        AGAINST           AGAINST
Directors and the Members of the Audit Commission

PROPOSAL #10.: Approve the participation in Russian                        ISSUER          YES          FOR               FOR
National Association of Securities Market Participants

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEVERSTAL JT STK CO
  TICKER:                N/A             CUSIP:     818150302
  MEETING DATE:          9/30/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the dividend payment on the                          ISSUER          YES          FOR               FOR
results of the first half of 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEVERSTAL JT STK CO
  TICKER:                N/A             CUSIP:     818150302
  MEETING DATE:          12/26/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to pay dividends for 9 months                        ISSUER          YES          FOR               FOR
2008 results, in the amount of 7 rubles 17 kopecks
per one ordinary registered share, the form of
payment - bank transfer, Commencement of the dividend
 payment: the day following the date of drawing up
the voting results report, dividend payment
procedure: the dividends shall be remitted to
shareholders by means of bank transfer to their bank

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEVERSTAL JT STK CO
  TICKER:                N/A             CUSIP:     818150302
  MEETING DATE:          6/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Mordashov Alexey                                  ISSUER          YES        AGAINST           AGAINST
Alexandrovich as a Board of Director of OAO Severstal

PROPOSAL #1.2: Elect Mr. Noskov Mikhail                                    ISSUER          YES        AGAINST           AGAINST
Vyacheslavovich as a Board of Director of OAO

PROPOSAL #1.3: Elect Mr. Kuznetsov Sergei as a Board                       ISSUER          YES        AGAINST           AGAINST
of Director of OAO Severstal

PROPOSAL #1.4: Elect Mr. Kruchinin Anatoly                                 ISSUER          YES        AGAINST           AGAINST
Nikolaevich as a Board of Director of OAO Severstal

PROPOSAL #1.5: Elect Mr. Mason Gregory as a Board of                       ISSUER          YES        AGAINST           AGAINST
Director of OAO Severstal

PROPOSAL #1.6: Elect Mr. Christopher Richard Nigel                         ISSUER          YES          FOR               FOR
Clark as a Board of Director of OAO Severstal

PROPOSAL #1.7: Elect Mr. Rolf Wilhelm Heinrich                             ISSUER          YES          FOR               FOR
Stomberg as a Board of Director of OAO Severstal

PROPOSAL #1.8: Elect Mr. Martin David Angle as a                           ISSUER          YES          FOR               FOR
Board of Director of OAO Severstal

PROPOSAL #1.9: Elect Mr. Ronald Michael Freeman as a                       ISSUER          YES          FOR               FOR
Board of Director of OAO Severstal

PROPOSAL #1.10: Elect Mr. Peter Kraljic as a Board of                      ISSUER          YES          FOR               FOR
 Director of OAO Severstal

PROPOSAL #2.: Approve the annual report, annual                            ISSUER          YES          FOR               FOR
accounting statement and profit and loss statement of
 the Company for 2008 results

PROPOSAL #3.: Approve the profits for FY results of                        ISSUER          YES          FOR               FOR
2008 shall not be allocated

PROPOSAL #4.1: Elect Mr. Voronchikhin Artem                                ISSUER          YES          FOR               FOR
Alexandrovich as the Internal Audit Commission of JSC
 'Severstal'

PROPOSAL #4.2: Elect Mr. Antonov Roman Ivanovich as                        ISSUER          YES          FOR               FOR
the Internal Audit Commission of JSC 'Severstal'

PROPOSAL #4.3: Elect Mr. Utyugova Irina Leonidovna as                      ISSUER          YES          FOR               FOR
 the Internal Audit Commission of JSC 'Severstal'

PROPOSAL #5.: Approve the ZAO KPMG as the Auditor of                       ISSUER          YES          FOR               FOR
OAO Severstal

PROPOSAL #6.: Approve the new edition charter of OAO                       ISSUER          YES          FOR               FOR
Severstal

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGHAI ELEC GROUP CO LTD
  TICKER:                N/A             CUSIP:     Y76824104
  MEETING DATE:          11/12/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the appointment of Mr. Zhu                           ISSUER          YES          FOR               FOR
Sendi as an Independent Non-Executive Director of the

PROPOSAL #S.2: Authorize the Board of Directors of                         ISSUER          YES        AGAINST           AGAINST
the Company to issue, allot and deal with additional
Domestic Shares not exceeding 20% of the Domestic
Shares of the Company in issue and additional H
Shares not exceeding 20% of the H Shares of the
Company in issue and to make corresponding amendments
 to the Articles of Association of the Company as it
thinks fit so as to reflect the new capital structure
 upon the allotment or issuance of shares: subject to
 this resolution and in accordance with the relevant
requirements of the Rules governing the listing of
securities of The Stock Exchange of Hong Kong
Limited, the Articles of Association of the Company
and the applicable Laws and regulations of the
People's Republic of China, to allot, issue and deal
with, either separately or concurrently, additional
domestic shares and H shares of the Company and to
make grant offers, agreements, options and rights of
exchange or conversion, during and after the relevant
 period, the aggregate nominal amount of domestic and
 H shares shall not exceed 20% of each of the
aggregate nominal amounts domestic and H shares of
the Company in issue at the date of passing this
resolution, otherwise than pursuant to i) a rights
issue or ii) any scrip dividend or similar
arrangement providing for allotment of shares in lieu
 of whole or part of a dividend on shares of the
Company in accordance with the Articles of
Association of the Company; [Authority expires at the
 earlier of conclusion of next AGM of the Company; or
 the expiration of the period within which the next
AGM of the Company required by the Articles of
Association of the Company or other applicable Laws
to be held]; and to make corresponding amendments to
the Articles of Association of the Company as it
thinks fit so as to reflect the new capital structure
 upon the allotment or issuance of shares as provided

PROPOSAL #S.3: Approve the extension of the validity                       ISSUER          YES          FOR               FOR
period of the previous resolution, which was approved
 by the shareholders at the EGM of the Company on 16
NOV 2007, to allot and issue A Shares by the Company
in the PRC by way of initial public offering of new A
 Shares, for an extended period of 12 months from the
 date of the passing of this resolution, with other
terms and conditions as specified

PROPOSAL #S.4: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company, subject to the passing of the special
resolution 3, to determine and deal with at its
discretion and with full authority, the matters in
relation to the A Share Issue by way of a share
exchange [including but not limited to the specific
timing of issue, number of A shares to be issued,
offering mechanism, pricing mechanism, issue price,
target subscribers and the number and proportion of A
 shares to be issued to each subscriber]; at its
discretion and with full authority sign or execute
all necessary documents [including but not limited to
 the preliminary prospectus, the prospectus,
underwriting agreement, listing agreement and any
related announcement], effect and carry out necessary
 formalities [including but not limited to procedures
 for listing of the A shares on Shanghai Stock
Exchange], and take all other necessary actions in
connection with the A Share Issue [including but not
limited to making adjustments, which have been
covered in the special resolution 3 for the proceeds
from the A Share issue, on the basis of approvals
obtained prior to the issue and allotment of A
Shares], as well as to handle all registration
requirements in relation to changes in the registered
 capital of the Company following the completion of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGHAI ELEC GROUP CO LTD
  TICKER:                N/A             CUSIP:     Y76824104
  MEETING DATE:          3/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint the Ernst & Young Hua Ming as                        ISSUER          YES          FOR               FOR
the PRC Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Approve the profit distribution plan                         ISSUER          YES          FOR               FOR
and the recommendation for the payment of the final
dividend for the YE 31 DEC 2007

PROPOSAL #3.1: Approve the provision in the year 2009                      ISSUER          YES        AGAINST           AGAINST
 a guarantee of maximum limit of RMB 249.6 million by
 the Company for the loan of Shanghai Heavy Machinery
 Plant Company Ltd

PROPOSAL #3.2: Approve the provision in the year 2009                      ISSUER          YES        AGAINST           AGAINST
 a guarantee of maximum limit of RMB 13.0 million by
the Company for the loan of Shanghai Electric Nantong
 Water Processing Company Ltd

PROPOSAL #3.3: Approve the provision in the year 2009                      ISSUER          YES        AGAINST           AGAINST
 a guarantee of maximum limit of RMB 85.0 million by
the Company for the loan of Shanghai Electric Import
& Export Company Ltd

PROPOSAL #3.4: Approve the provision in the year 2009                      ISSUER          YES        AGAINST           AGAINST
 a guarantee of maximum limit of RMB 100.0 million by
 the Company for the loan of Shanghai Power
Transmission Equipment Company Ltd

PROPOSAL #3.5: Approve the provision in the year 2009                      ISSUER          YES        AGAINST           AGAINST
 a guarantee of maximum limit of RMB 130.0 million by
 Shanghai Mechanical and Electrical Industry Company
Ltd for the loan of Shanghai Welding Equipment
Company Ltd

PROPOSAL #3.6: Approve the provision in the year 2009                      ISSUER          YES        AGAINST           AGAINST
 a guarantee of maximum limit of RMB 74.5 million by
Shanghai Electric Printing & Packaging Machinery
Company Ltd for the loan of Shanghai Yawa Printing
Machinery Company Ltd

PROPOSAL #3.7: Approve the provision in the year 2009                      ISSUER          YES        AGAINST           AGAINST
 a guarantees of maximum limits of RMB 65.0 million
and RMB 189.0 million by Shanghai Heavy Machinery
Plant Company Ltd and Shanghai Heavy Machinery
Forging Plant for the loan of Shanghai Crane
Transport Machinery Plant Company

PROPOSAL #3.8: Approve the provision in the year 2009                      ISSUER          YES        AGAINST           AGAINST
 a guarantee of maximum limit of RMB 5.0 million by
Shanghai Heavy Duty Machine Works Company Ltd for the
 loan of Shanghai Instrument Tool Works Company Ltd

PROPOSAL #3.9: Approve the provision in the year 2009                      ISSUER          YES        AGAINST           AGAINST
 a guarantee of maximum limit of RMB 50.0 million by
Shanghai Turbine Company Ltd for the loan of Shanghai
 Honggang Power Equipment Casting and Forging Company
 Ltd

PROPOSAL #3.10: Approve the provision in the year                          ISSUER          YES        AGAINST           AGAINST
2009 a guarantee of maximum limit of RMB 15.0 million
 by Shanghai Power Station Auxiliary Equipment Works
Company Ltd for the loan of Shanghai Electric Power
Generation Equipment Company Ltd

PROPOSAL #3.11: Approve the provision in the year                          ISSUER          YES        AGAINST           AGAINST
2009 a guarantee of maximum limit of RMB 795.0
million by Shanghai Boiler Works Company Ltd for the
loan of Shanghai Electric Wind Power Equipment

PROPOSAL #3.12: Approve the provision in the year                          ISSUER          YES        AGAINST           AGAINST
2009 a guarantee for an integrated credit guarantee
of maximum limit of RMB 173.31 million [approximately
 USD 25.60 million] by Shanghai Electric Group
Shanghai Electric Machinery Company Ltd for Shanghai
Boiler Works Company Ltd

PROPOSAL #3.13: Approve the provision in the year                          ISSUER          YES        AGAINST           AGAINST
2009 a guarantee of maximum limit of RMB 45.0 million
 by the Company for the loan of Cooper Shanghai Power
 Capacitor Company Ltd

PROPOSAL #3.14: Approve the provision in the year                          ISSUER          YES        AGAINST           AGAINST
2009 a guarantee of the maximum limit of RMB 4,601.0
million to be issued by Shanghai Electric Group
Finance Company Ltd [SE Finance] in respect of loans
granted or to be granted to the Company or its
subsidiaries

PROPOSAL #3.15: Approve the provision in the year                          ISSUER          YES        AGAINST           AGAINST
2009 a guarantees contemplated under the framework
guarantee agreement dated 06 JAN 2009 between the
Company and Shanghai Electric (Group) Corporation
['SEC'], pursuant to which, SE Finance will provide
SEC and its subsidiaries [excluding the Company and
its subsidiaries] with financial guarantee service,
and proposed annual cap for such financial guarantee
service is expected to be RMB 40.0 million for the YE
 31 DEC 2009

PROPOSAL #4.: Approve the non exempt continuing                            ISSUER          YES          FOR               FOR
connected transactions contemplated under the Siemens
 Framework Purchase and Sales Agreement dated 23 JAN
2009 between the Company and Siemens
Aktiengesellschaft ['Siemens'] as to the purchase of,
 among others, power generation and related
equipment, power transmission and distribution
related equipment and metropolitan rail
transportation equipment from the Siemens, its
subsidiaries and its associates ['Siemens Group'],
and the proposed annual caps of RMB 1,100 million,
RMB 1,300 million and RMB 1,500 million for the YE 31

PROPOSAL #5.: Approve the non exempt continuing                            ISSUER          YES          FOR               FOR
connected transactions contemplated under the Siemens
 Framework Purchase and Sales Agreement dated 23 JAN
2009 between the Company and Siemens as to the sale
of, among others, power generation and related
components to the Siemens Group, and the proposed
annual caps of RMB 196 million, RMB 7,035 million and
 RMB 7,500 million for the YE 31 DEC 2009, 2010 and
2011 respectively

PROPOSAL #S.6: Amend the Article 17 of the Articles                        ISSUER          YES          FOR               FOR
of Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGHAI ELECTRIC GROUP CO LTD
  TICKER:                N/A             CUSIP:     Y76824104
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report of the                             ISSUER          YES          FOR               FOR
Company for the YE 31 DEC 2008

PROPOSAL #2.: Approve the report of the Board for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #3.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the YE 31 DEC 2008

PROPOSAL #4.: Approve the report of the Auditors, the                      ISSUER          YES          FOR               FOR
 audited financial statements and the financial
results of the Company for the YE 31 DEC 2008

PROPOSAL #5.: Approve the Profit Distribution Plan                         ISSUER          YES          FOR               FOR
and the payment of the Company for the YE 31 DEC 2008

PROPOSAL #6.: Re-appoint Ernst & Young Hua Ming as                         ISSUER          YES          FOR               FOR
the Company's PRC Auditors and Ernst & Young as the
Company's International Auditors for the FYE 31 DEC
2009, and the authorize the Board to determine the
Auditors' remunerations

PROPOSAL #7.: Approve the proposed amendments to the                       ISSUER          YES          FOR               FOR
Terms of Reference of the Audit Committee

PROPOSAL #8.: Approve the emoluments of the Directors                      ISSUER          YES          FOR               FOR
 and Supervisors [Non-Employee Representatives] for
the YE 31 DEC 2009 and the ratification of emoluments
 paid to the Directors and Supervisors [non-employee
representative] for the YE 31 DEC 2008

PROPOSAL #9.: Approve the Private Offering is in                           ISSUER          YES          FOR               FOR
compliance with the requirements of relevant PRC Laws
 and Regulations

PROPOSAL #10.: Approve the feasibility of the                              ISSUER          YES          FOR               FOR
proposed use of proceeds from the Private Offering

PROPOSAL #11.: Approve the use of proceeds from the                        ISSUER          YES          FOR               FOR
Initial A Share Issue

PROPOSAL #S.12: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

PROPOSAL #S.13: Authorize the Board, to grant the                          ISSUER          YES        AGAINST           AGAINST
general mandate to issue, allot and deal with
additional A Shares not exceeding 20% of the A Shares
 in issue and additional H Shares not exceeding 20%
of the H Shares in issue and authorize the Board to
make corresponding amendments to the Articles of
Association as it thinks fit so as to reflect the new
 capital structure upon the allotment or issuance of
Shares: 1] subject to Paragraph [3] below and in
accordance with the relevant requirements of the Hong
 Kong Listing Rules, the Articles of Association and
the applicable laws and regulations of the PRC, the
exercise by the Board during the Relevant Period [as
hereinafter specified] of all the powers of the
Company to allot, issue and deal with, either
separately or concurrently, additional A Shares and H
 Shares and to make or grant offers, agreements,
options and rights of exchange or conversion which
might require the exercise of such powers, during the
 Relevant Period, to make or grant offers,
agreements, options and rights of exchange or
conversion which might require the exercise of such
powers after the end of the Relevant Period; 3] each
of the aggregate nominal amounts of the A Shares and
H Shares allotted, issued and dealt with or agreed
conditionally or unconditionally to be allotted,
issued and dealt with [whether pursuant to an option
or otherwise] by the Board pursuant to the approval
granted in Paragraph [1] above shall not exceed 20%
of each of the aggregate nominal amounts of A Shares
and H Shares in issue at the date of passing this
resolution; and for the purposes of this resolution:
[Authority expires at earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Articles of Association or other
applicable laws and regulations to be held]; to make
corresponding amendments to the Articles of
Association as it thinks fit so as to reflect the new
 capital structure upon the allotment or issuance of
Shares as provided in Paragraph [1] of this resolution

PROPOSAL #S.14a: Approve the terms and conditions of                       ISSUER          YES          FOR               FOR
the private offering: the type and nominal value of
the Shares to be issued

PROPOSAL #S.14b: Approve the terms and conditions of                       ISSUER          YES          FOR               FOR
the private offering: the Price Determination Base

PROPOSAL #S.14c: Approve the terms and conditions of                       ISSUER          YES          FOR               FOR
the private offering: the number of Shares to be

PROPOSAL #S.14d: Approve the terms and conditions of                       ISSUER          YES          FOR               FOR
the private offering: the target places and
subscription method

PROPOSAL #S.14e: Approve the terms and conditions of                       ISSUER          YES          FOR               FOR
the private offering: the issue method

PROPOSAL #S.14f: Approve the terms and conditions of                       ISSUER          YES          FOR               FOR
the private offering: the basis for determining the
issue price

PROPOSAL #S.14g: Approve the terms and conditions of                       ISSUER          YES          FOR               FOR
the private offering: the lock-up period

PROPOSAL #S.14h: Approve the terms and conditions of                       ISSUER          YES          FOR               FOR
the private offering: the place of listing of the A
Shares to be issued

PROPOSAL #S.14i: Approve the terms and conditions of                       ISSUER          YES          FOR               FOR
the private offering: the use of proceeds from the
Private Offering

PROPOSAL #S.14j: Approve the terms and conditions of                       ISSUER          YES          FOR               FOR
the private offering: the arrangement to the
undistributed profits of the Company accumulated
prior to the completion of the Private Offering

PROPOSAL #S.14K: Approve the terms and conditions of                       ISSUER          YES          FOR               FOR
the private offering: the validity period of the
resolution regarding the Private Offering

PROPOSAL #S.15: Authorize the Board, at the Board's                        ISSUER          YES          FOR               FOR
discretion and with full authority, to [i] determine
and deal with the matters in relation to the Private
Offering [including but not limited to the specific
timing of issue, number of A Shares to be issued,
offering pricing and target places]; [ii] sign
material contracts, agreements and other documents in
 relation to the operation of the proposed project
investments of the Private Offering; [iii] sign or
execute all necessary documents [including but not
limited to the placing and/or underwriting agreement,
 listing agreement and any other related document];
[iv] engage the sponsor[s], joint underwriters, legal
 advisers and other agencies to the Private Offering;
 [v] effect and carry out necessary formalities
[including but not limited to procedures for listing
of the A Shares on the Shanghai Stock Exchange]; [vi]
 handle all registration requirements following the
completion of the Private Offering; [vii] re-adjust
the intended use of proceeds from the Private
Offering should it consider appropriate; and [viii]
take all other necessary actions in connection with
the Private Offering

PROPOSAL #S.16: Approve the detailed proposal of the                       ISSUER          YES          FOR               FOR
Private Offering [For details, please refer to both
English and Chinese versions of the detailed proposal
 of the Private Offering on the websites of the Hong
Kong Stock Exchange: www.hkex.com.hk and the Shanghai
 Stock Exchange: www.sse.com.cn]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGHAI ELECTRIC GROUP CO LTD
  TICKER:                N/A             CUSIP:     Y76824104
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1.A: Approve, conditional upon the                             ISSUER          YES          FOR               FOR
approval of the same by the shareholders at the AGM
and the Class meeting for holders of A shares to be
convened on 23 JUN 2009, the Private Offering, as
specified, and the terms and conditions of the
Private Offering: the type and nominal value of the
Shares to be issued

PROPOSAL #S.1.B: Approve, conditional upon the                             ISSUER          YES          FOR               FOR
approval of the same by the shareholders at the AGM
and the Class meeting for holders of A shares to be
convened on 23 JUN 2009, the Private Offering, as
specified, and the terms and conditions of the
Private Offering: the Price Determination Base Date

PROPOSAL #S.1.C: Approve, conditional upon the                             ISSUER          YES          FOR               FOR
approval of the same by the shareholders at the AGM
and the Class meeting for holders of A shares to be
convened on 23 JUN 2009, the Private Offering, as
specified, and the terms and conditions of the
Private Offering: the number of Shares to be issued

PROPOSAL #S.1.D: Approve, conditional upon the                             ISSUER          YES          FOR               FOR
approval of the same by the shareholders at the AGM
and the Class meeting for holders of A shares to be
convened on 23 JUN 2009, the Private Offering, as
specified, and the terms and conditions of the
Private Offering: target placees and subscription

PROPOSAL #S.1.E: Approve, conditional upon the                             ISSUER          YES          FOR               FOR
approval of the same by the shareholders at the AGM
and the Class meeting for holders of A shares to be
convened on 23 JUN 2009, the Private Offering, as
specified, and the terms and conditions of the
Private Offering: the issue method

PROPOSAL #S.1.F: Approve, conditional upon the                             ISSUER          YES          FOR               FOR
approval of the same by the shareholders at the AGM
and the Class meeting for holders of A shares to be
convened on 23 JUN 2009, the Private Offering, as
specified, and the terms and conditions of the
Private Offering: the basis for determining the issue

PROPOSAL #S.1.G: Approve, conditional upon the                             ISSUER          YES          FOR               FOR
approval of the same by the shareholders at the AGM
and the Class meeting for holders of A shares to be
convened on 23 JUN 2009, the Private Offering, as
specified, and the terms and conditions of the
Private Offering: the lock-up period

PROPOSAL #S.1.H: Approve, conditional upon the                             ISSUER          YES          FOR               FOR
approval of the same by the shareholders at the AGM
and the Class meeting for holders of A shares to be
convened on 23 JUN 2009, the Private Offering, as
specified, and the terms and conditions of the
Private Offering: the place of listing of the A
Shares to be issued

PROPOSAL #S.1.I: Approve, conditional upon the                             ISSUER          YES          FOR               FOR
approval of the same by the shareholders at the AGM
and the Class meeting for holders of A shares to be
convened on 23 JUN 2009, the Private Offering, as
specified, and the terms and conditions of the
Private Offering: the use of proceeds from the

PROPOSAL #S.1.J: Approve, conditional upon the                             ISSUER          YES          FOR               FOR
approval of the same by the shareholders at the AGM
and the Class meeting for holders of A shares to be
convened on 23 JUN 2009, the Private Offering, as
specified, and the terms and conditions of the
Private Offering: the arrangement to the
undistributed profits of the Company accumulated
prior to the completion of the Private Offering

PROPOSAL #S.1.K: Approve, conditional upon the                             ISSUER          YES          FOR               FOR
approval of the same by the shareholders at the AGM
and the Class meeting for holders of A shares to be
convened on 23 JUN 2009, the Private Offering, as
specified, and the terms and conditions of the
Private Offering: the validity period of the
resolution regarding the Private Offering

PROPOSAL #S.2: Authorize the Board, at the Board's                         ISSUER          YES          FOR               FOR
discretion and with full authority, to [i] determine
and deal with the matters in relation to the Private
Offering [including but not limited to the specific
timing of issue, number of A Shares to be issued,
offering pricing and target placees]; [ii] sign
material contracts, agreements and other documents in
 relation to the operation of the proposed project
investments of the Private Offering; [iii] sign or
execute all necessary documents [including but not
limited to the placing and/or underwriting agreement,
 listing agreement and any other related document];
[iv] engage the sponsor[s], joint underwriters, legal
 advisers and other agencies to the Private Offering;
 [v] effect and carry out necessary formalities
[including but not limited to procedures for listing
of the A Shares on the Shanghai Stock Exchange]; [vi]
 handle all registration requirements following the
completion of the Private Offering; [vii] re-adjust
the intended use of proceeds from the Private
Offering should it consider appropriate; and [viii]
take all other necessary actions in connection with
the Private Offering

PROPOSAL #S.3: Approve the proposal of the Private                         ISSUER          YES          FOR               FOR
Offering [as specified]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGHAI INDL HLDGS LTD
  TICKER:                N/A             CUSIP:     Y7683K107
  MEETING DATE:          9/8/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the conditional sale                      ISSUER          YES          FOR               FOR
 and purchase agreement dated 21JUL 2008 (as amended
by a supplemental agreement dated 05 AUG 2008,
together the Hotel Acquisition Agreements), made
between South Pacific Hotel Holdings Limited, the
Company and Shanghai Industrial Investment (Holdings)
 Company Limited (SIIC) in relation to the
acquisition by the Company of the Good Cheer Sale
Share (as specified) and the Good Cheer Sale Loans
(as defined and described in the Circular) for a
consideration of HKD 1,350,000,000 pursuant to the
Hotel Acquisition Agreements, upon the terms and
subject to the conditions therein contained, and all
transactions contemplated thereunder and in
connection therewith and any other ancillary
documents; and authorize the Directors of the Company
 to sign, seal, execute, perfect, perform and deliver
 all such agreements, instruments, documents and
deeds, and do all such acts, matters and things and
take all such steps as they may in their discretion
consider necessary, desirable or expedient to
implement and/or to give effect to the Hotel
Acquisition Agreements as they may in their
discretion consider to be desirable and in the

PROPOSAL #2.: Approve and ratify the conditional sale                      ISSUER          YES          FOR               FOR
 and purchase agreement dated 21 JUL 2008 (as amended
 by a supplemental agreement dated 05 AUG 2008,
together the Road Bridge Acquisition Agreements),
made between SIIC CM Development Limited, S.I.
Infrastructure Holdings Limited and SIIC in relation
to the acquisition by the Company of the Hu-Hang Sale
 Share and the Hu-Hang Sale Loan (both as defined and
 described in the Circular) for a consideration of
HKD 4,196,312,000 pursuant to the Road Bridge
Acquisition Agreements, upon the terms and subject to
 the conditions therein contained, and all
transactions contemplated thereunder and in
connection therewith and any other ancillary
documents and authorize the Directors of the Company
to sign, seal, execute, perfect, perform and deliver
all such agreements, instruments, documents and
deeds, and do all such acts, matters and things and
take all such steps as they may in their discretion
consider necessary, desirable or expedient to
implement and/or to give effect to the Road Bridge
Acquisition Agreements as they may in their
discretion consider to be desirable and in the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGHAI INDL HLDGS LTD
  TICKER:                N/A             CUSIP:     Y7683K107
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
consolidated financial statements of the Company for
the YE 31 DEC 2008 together with the reports of the
Directors and the Auditor thereon

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.a: Re-elect Mr. Teng Yi Long as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.b: Re-elect Mr. Cai Yu Tian as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.c: Re-elect Mr. Lu Ming Fang as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.d: Re-elect Mr. Ding Zhong De as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.e: Re-elect Mr. Zhou Jun as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.f: Re-elect Mr. Leung Pak To, Francis as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #3.g: Authorize the Board to fix the                              ISSUER          YES          FOR               FOR
Directors' remuneration

PROPOSAL #4.: Re-appoint Messrs. Deloitte Touche                           ISSUER          YES          FOR               FOR
Tohmatsu as the Auditor and authorize the Directors
to fix the Auditor's remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
subject during the Relevant Period [as specified] to
repurchase ordinary shares in the capital of the
Company [Shares] on The Stock Exchange of Hong Kong
Limited [Stock Exchange] or on any other stock
exchange on which the securities of the Company may
be listed and recognized by the Securities and
Futures Commission and the Stock Exchange for this
purpose, subject to and in accordance with all
applicable laws and the requirements of the Rules
Governing the Listing of Securities on the Stock
Exchange or any other stock exchange as amended from
time to time and the aggregate nominal amount of the
shares which the Company to repurchase pursuant to
this resolution shall not exceed 10% of the aggregate
 nominal amount of the shares in issue at the date of
 the passing of this resolution; [Authority expires
at the earlier of the conclusion of the next AGM of
the Company; or the expiration of the period within
which the next AGM of the Company is required by the
Articles of Association of the Company or any
applicable laws of Hong Kong to be held]

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to allot, issue and deal with additional shares in
the capital of the Company and to make or grant
offers, agreements and options which would or might
require the exercise of such powers, during and after
 the relevant period, and the aggregate nominal
amount of share capital allotted, issued or dealt
with or agreed conditionally or unconditionally to be
 allotted, issued or dealt with [whether pursuant to
an option or otherwise] by the Directors of the
Company pursuant to this resolution, otherwise than
pursuant to i) a rights issue [as specified],or ii)
the exercise of the subscription or conversion rights
 attaching to any warrants, convertible bonds or
other securities issued by the Company which are
convertible into shares of the Company, or iii) any
share option scheme or similar arrangement for the
time being adopted for the grant or issue to the
eligible participants of shares or rights to acquire
shares in the capital of the Company, or iv) any
scrip dividend or similar arrangement providing for
the allotment of shares in lieu of the whole or part
of a dividend on shares of the Company in accordance
with the Articles of Association of the Company,
shall not exceed 20% of the aggregate nominal amount
of the share capital of the Company in issue as at
the date of the passing of this resolution;
[Authority expires at the earlier of the conclusion
of the next AGM of the Company; or the expiration of
the period within which the next AGM of the Company
is required by the Articles of Association of the
Company or any applicable laws of Hong Kong to be

PROPOSAL #7.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions 5 and 6 as specified, the aggregate
nominal amount of the shares which are repurchased or
 otherwise acquired by the Company pursuant to
Resolution 5 shall be added to the aggregate nominal
amount of the shares which may be issued pursuant to
Resolution 6, provided that such an amount shall not
exceed 10% of the aggregate nominal amount of the
share capital of the Company in issue as at the date
of the passing of this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGHAI LUJIAZUI FIN & TRADE ZONE DEV LTD
  TICKER:                N/A             CUSIP:     Y7686Q119
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 work report of the                          ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #2.: Approve the 2008 work report of the                          ISSUER          YES          FOR               FOR
Supervisory Committee

PROPOSAL #3.: Approve the 2008 financial resolution                        ISSUER          YES          FOR               FOR
report

PROPOSAL #4.: Approve the 2008 Profit Distribution                         ISSUER          YES          FOR               FOR
Plan: 1) cash dividend/10 shares [tax included]: CNY
1.1400; 2) bonus issue from profit [share/10 shares]:
 none; 3) bonus issue from capital reserve [share/10
shares]: none

PROPOSAL #5.: Approve the 2009 financial budget report                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the 2009 remuneration for the                        ISSUER          YES          FOR               FOR
Company's Management team

PROPOSAL #7.: Approve the 2009 financing volume                            ISSUER          YES          FOR               FOR
control
PROPOSAL #8.: Appoint the Audit Firm for 2009                              ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the by-election of a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #10.: Amend the Company's Articles of                             ISSUER          YES          FOR               FOR
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGHAI ZHENHUA PORT MACHY CO LTD
  TICKER:                N/A             CUSIP:     Y7699F100
  MEETING DATE:          9/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's eligibility for                        ISSUER          YES        AGAINST           AGAINST
non-public offering

PROPOSAL #2.: Approve the structure of the offering                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Approve the preliminary plan of the                          ISSUER          YES        AGAINST           AGAINST
offering

PROPOSAL #4.: Approve the feasibility report on the                        ISSUER          YES        AGAINST           AGAINST
use of raised proceeds from the offering

PROPOSAL #5.: Approve to enter a share subscription                        ISSUER          YES        AGAINST           AGAINST
agreement and a share transfer agreement and the
related supplement agreements with a shareholder

PROPOSAL #6.: Approve the statement on previous                            ISSUER          YES        AGAINST           AGAINST
raised proceeds

PROPOSAL #7.: Approve the significant connected                            ISSUER          YES        AGAINST           AGAINST
transactions related to the offering

PROPOSAL #8.: Approve the biggest shareholder to                           ISSUER          YES        AGAINST           AGAINST
entrust the Company with the Management of 2 other
Company's

PROPOSAL #9.: Approve the exemption of tender offer                        ISSUER          YES        AGAINST           AGAINST
obligation from the biggest shareholder for
increasing its shares take in the Company

PROPOSAL #10.: Authorize the Board for matters                             ISSUER          YES        AGAINST           AGAINST
dealing with the offering

PROPOSAL #11.: Approve to Revised Management rules on                      ISSUER          YES          FOR               FOR
 raised proceeds

PROPOSAL #12.: Approve to provide guarantee for a                          ISSUER          YES          FOR               FOR
subsidiary

PROPOSAL #13.: Approve to adjust compensations for                         ISSUER          YES          FOR               FOR
the Independent Directors

PROPOSAL #14.: Elect the Supervisors                                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGHAI ZHENHUA PORT MACHY CO LTD
  TICKER:                N/A             CUSIP:     Y7699F100
  MEETING DATE:          11/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to draw a proportion from the                        ISSUER          YES        ABSTAIN           AGAINST
over fulfillment profit as encouragement for
Management Team and Zhenhua Meritorious workers and
set up Zhenhua Meritorious workers fund

PROPOSAL #2.: Approve to issue medium-term financial                       ISSUER          YES        ABSTAIN           AGAINST
bills

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGHAI ZHENHUA PORT MACHY CO LTD
  TICKER:                N/A             CUSIP:     Y7699F100
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the 2008 work report of the                          ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #2.: Receive the 2008 work report of the                          ISSUER          YES          FOR               FOR
Supervisory Committee

PROPOSAL #3.: Receive the 2008 work report by                              ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #4.: Receive the 2008 work report by                              ISSUER          YES          FOR               FOR
President
PROPOSAL #5.: Receive the 2008 annual report and its                       ISSUER          YES          FOR               FOR
summary

PROPOSAL #6.: Receive the 2008 financial resolution                        ISSUER          YES          FOR               FOR
report

PROPOSAL #7.: Approve the 2008 profit distribution                         ISSUER          YES          FOR               FOR
proposal 1] cash dividend/10 shares [tax included]:
CNY 0.3400; 2] bonus issue from profit [share/10
shares]: 3.0; 3] bonus issue from capital reserve
[share/10 shares]: none

PROPOSAL #8.: Approve to change the Company name                           ISSUER          YES          FOR               FOR

PROPOSAL #9.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve the appraisal for Zhenhua                           ISSUER          YES          FOR               FOR
outstanding contribution award and foundation of
Zhenhua outstanding contribution award fund

PROPOSAL #11.: Approve the issue of short-term                             ISSUER          YES          FOR               FOR
financing bills

PROPOSAL #12.: Re-appoint the domestic audit firm for                      ISSUER          YES          FOR               FOR
 2009

PROPOSAL #13.: Amend the rules of procedures for                           ISSUER          YES        AGAINST           AGAINST
Independent Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHIMAO PPTY HLDGS LTD
  TICKER:                N/A             CUSIP:     G81043104
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited                                ISSUER          YES          FOR               FOR
consolidated financial statements together with the
reports of the Directors and the Auditor of the
Company for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008 to the shareholders of the Company

PROPOSAL #3.i: Re-elect Mr. Hui Sai Tan, Jason as an                       ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #3.ii: Re-elect Ms. Kan Lai Kuen, Alice as                        ISSUER          YES          FOR               FOR
an Independent Non-Executive Director of the Company

PROPOSAL #3.iii: Re-elect Mr. Gu Yunchang as an                            ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company

PROPOSAL #3.iv: Re-elect Mr. Lam Ching Kam as an                           ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company

PROPOSAL #3.v: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the remuneration of the Directors

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES        AGAINST           AGAINST
the Auditor of the Company and authorize the Board of
 Directors of the Company to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
[Director] to allot, issue and otherwise deal with
additional ordinary shares of the Company or
securities convertible into shares, or options,
warrants or similar rights to subscribe for any
shares and to make or grant offers, agreements and
options which would or might require the exercise of
such powers, subject to and in accordance with all
applicable laws, of this resolution shall be in
addition during and after the relevant period and the
 aggregate nominal amount of the share capital
allotted, issued or otherwise dealt with or agreed
conditionally or unconditionally to be allotted,
issued or otherwise dealt with [whether pursuant to
an option or otherwise] by the Directors otherwise
than pursuant to: i) a rights issue [as specified];
or ii) the exercise of rights of subscription or
conversion under the terms of any warrants issued by
the Company or any securities which are convertible
into shares of the Company; or iii) the exercise of
any option granted under the share option scheme or
similar arrangement for the time being adopted or to
be adopted for the grant or issue to officers and/or
employees of the Company and/or any of its
subsidiaries, of options to subscribe for, or rights
to acquire shares of the Company; or iv) any scrip
dividend or similar arrangement providing for the
allotment of shares in lieu of the whole or part of a
 dividend on shares of the Company in accordance with
 the Articles of Association of the Company
[Articles] in force from time to time, shall not
exceed 20% of the aggregate nominal amount of the
share capital of the Company in issue as at the date
of passing of this resolution; [Authority expires the
 earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by any
applicable laws or the Articles to be held]

PROPOSAL #6.: Authorize the Directors to repurchase                        ISSUER          YES          FOR               FOR
shares of the Company during the relevant period, on
The Stock Exchange of Hong Kong Limited [Stock
Exchange] or any other stock exchange on which the
shares of the Company have been or may be listed and
recognized by the Securities and Futures Commission
and the Stock Exchange for this purposes, subject to
and in accordance with all applicable laws and
requirements, of the Rules Governing the Listing of
Securities on the Stock Exchange as amended from time
 to time [Listing Rules], during the relevant period,
 not exceeding 10% of the aggregate nominal amount of
 the share capital of the Company at the date of
passing this resolution; [Authority expires the
earlier of the conclusion of the AGM of the Company
or the expiration of the period within which the next
 AGM of the Company is required by any applicable
laws or the Articles to be held]

PROPOSAL #7.: Approve, conditional upon Resolutions 5                      ISSUER          YES        AGAINST           AGAINST
 and 6, the aggregate nominal amount of the share
capital of the Company which shall have been
repurchased by the Company under the authority
granted to the Directors as in Resolution 6 [up to a
maximum of 10% of the aggregate nominal amount of the
 share capital of the Company as in Resolution 6]
shall be added to the aggregate nominal amount of the
 share capital that may be allotted, issued or
otherwise dealt with, or agreed conditionally and
unconditionally to be allotted, issued or otherwise
dealt with by the Directors pursuant to Resolution 5

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHIMAO PROPERTY HOLDINGS LIMITED
  TICKER:                N/A             CUSIP:     G81043104
  MEETING DATE:          8/11/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Mandate Agreement as                             ISSUER          YES          FOR               FOR
specified and authorize the Directors of the Company
to do such things as they may consider necessary to
give effect to such transaction; approve and ratify
the annual cap for the advisory fees or underwriting
commission payable by the Company to Morgan Stanley
[as defined in the Circular] in respect of any
engagement of Morgan Stanley for a transaction set
out in the mandate agreement as specified; the
provision of any uncapped indemnity by the Company to
 Morgan Stanley indemnity by the Company to Morgan
Stanley in respect of any engagement of Morgan
Stanley for a transation as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHIN KONG FINANCIAL HOLDING CO LTD
  TICKER:                N/A             CUSIP:     Y7753X104
  MEETING DATE:          10/31/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Approve the capital injection by                            ISSUER          YES        ABSTAIN           AGAINST
issuing new shares via private placement

PROPOSAL #A.2: Extraordinary motions                                       ISSUER          YES        ABSTAIN             FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHIN KONG FINANCIAL HOLDING CO LTD
  TICKER:                N/A             CUSIP:     Y7753X104
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of assets impairment                             ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of the 2008 local unsecured                      ISSUER          NO           N/A               N/A
 corporate bonds

PROPOSAL #A.5: The status of subordinated unsecured                        ISSUER          NO           N/A               N/A
Corporate bonds

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
incorporation

PROPOSAL #B.4: Approve the proposal of capital                             ISSUER          YES          FOR               FOR
injection by issuing new shares will not exceed 2,000
 million, global depository receipt or new shares via
 private placement

PROPOSAL #B.5: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHINHAN FINANCIAL GROUP
  TICKER:                SHG             CUSIP:     824596100
  MEETING DATE:          3/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF FINANCIAL STATEMENTS                             ISSUER          YES          FOR               FOR
(BALANCE SHEET, INCOME STATEMENT AND STATEMENT OF
APPROPRIATION OF RETAINED EARNINGS) FOR THE FISCAL
YEAR 2008 (JANUARY 1, 2008 - DECEMBER 31, 2008)

PROPOSAL #02: APPROVAL OF REVISION TO ARTICLES OF                          ISSUER          YES        AGAINST           AGAINST
INCORPORATION

PROPOSAL #03: APPROVAL OF DIRECTOR REMUNERATION LIMIT                      ISSUER          YES          FOR               FOR

PROPOSAL #04: APPROVAL OF STOCK OPTION GRANT TO THE                        ISSUER          YES          FOR               FOR
EXECUTIVES AND EMPLOYEES OF SHINHAN FINANCIAL GROUP
AND ITS SUBSIDIARIES

PROPOSAL #5A: APPOINTMENT OF NON-EXECUTIVE DIRECTOR                        ISSUER          YES          FOR               FOR
CANDIDATE : BAEK SOON LEE

PROPOSAL #5B: APPOINTMENT OF OUTSIDE DIRECTOR                              ISSUER          YES          FOR               FOR
CANDIDATE : BOO IN GO

PROPOSAL #5C: APPOINTMENT OF OUTSIDE DIRECTOR                              ISSUER          YES          FOR               FOR
CANDIDATE : YOUNG WOO KIM

PROPOSAL #5D: APPOINTMENT OF OUTSIDE DIRECTOR                              ISSUER          YES          FOR               FOR
CANDIDATE : YO KOO KIM

PROPOSAL #5E: APPOINTMENT OF OUTSIDE DIRECTOR                              ISSUER          YES          FOR               FOR
CANDIDATE : SHEE YUL RYOO

PROPOSAL #5F: APPOINTMENT OF OUTSIDE DIRECTOR                              ISSUER          YES          FOR               FOR
CANDIDATE : KE SUP YUN

PROPOSAL #5G: APPOINTMENT OF OUTSIDE DIRECTOR                              ISSUER          YES          FOR               FOR
CANDIDATE : JUNG IL LEE

PROPOSAL #5H: APPOINTMENT OF OUTSIDE DIRECTOR                              ISSUER          YES          FOR               FOR
CANDIDATE : SUNG BIN CHUN

PROPOSAL #5I: APPOINTMENT OF OUTSIDE DIRECTOR                              ISSUER          YES          FOR               FOR
CANDIDATE : KAP YOUNG JEONG

PROPOSAL #5J: APPOINTMENT OF OUTSIDE DIRECTOR                              ISSUER          YES          FOR               FOR
CANDIDATE : HAENG NAM CHUNG

PROPOSAL #5K: APPOINTMENT OF OUTSIDE DIRECTOR                              ISSUER          YES          FOR               FOR
CANDIDATE : BONG YOUN CHO

PROPOSAL #5L: APPOINTMENT OF OUTSIDE DIRECTOR                              ISSUER          YES          FOR               FOR
CANDIDATE : YOUNG SEOK CHOI

PROPOSAL #5M: APPOINTMENT OF OUTSIDE DIRECTOR                              ISSUER          YES          FOR               FOR
CANDIDATE : PHILIPPE REYNIEIX

PROPOSAL #6A: APPOINTMENT OF AUDIT COMMITTEE MEMBER                        ISSUER          YES          FOR               FOR
CANDIDATE : YOUNG WOO KIM

PROPOSAL #6B: APPOINTMENT OF AUDIT COMMITTEE MEMBER                        ISSUER          YES          FOR               FOR
CANDIDATE : SUNG BIN CHUN

PROPOSAL #6C: APPOINTMENT OF AUDIT COMMITTEE MEMBER                        ISSUER          YES          FOR               FOR
CANDIDATE : KAP YOUNG JEONG

PROPOSAL #6D: APPOINTMENT OF AUDIT COMMITTEE MEMBER                        ISSUER          YES          FOR               FOR
CANDIDATE : BONG YOUN CHO

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHINHAN FINANCIAL GROUP CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y7749X101
  MEETING DATE:          3/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation, amendment to the Articles
of Incorporation resulting from enacting of Financial
 Investment Services and Capital Market Act and
amendment of Commercial Law

PROPOSAL #3.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

PROPOSAL #4.: Approve the Stock Option for staff, and                      ISSUER          YES        AGAINST           AGAINST
 the Directors/staff of the subsidiary of the Company

PROPOSAL #5.1: Elect Mr. Lee, Back Soon as an Non-                         ISSUER          YES          FOR               FOR
Outside Director

PROPOSAL #5.2: Elect Mr. Go, Bu In as an Outside                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.3: Elect Mr. Kim, Young Woo as an Outside                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #5.4: Elect Mr. Kim, Yo Gu as an Outside                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.5: Elect Mr. Ryu, Si Yul as an Outside                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.6: Elect Mr. Yoon, Gye Sub as an Outside                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.7: Elect Mr. Lee, Jung Il as an Outside                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.8: Elect Mr. Jun, Sung Bin as an Outside                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.9: Elect Mr. Jung, Gab Young as an                             ISSUER          YES          FOR               FOR
Outside Director

PROPOSAL #5.10: Elect Mr. Jung, Haeng Nam as an                            ISSUER          YES          FOR               FOR
Outside Director

PROPOSAL #5.11: Elect Mr. Jo, Bong Yun as an Outside                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.12: Elect Mr. Choi, Young Suk as an                            ISSUER          YES          FOR               FOR
Outside Director

PROPOSAL #5.13: Elect Mr. Philippe Reynieix as an                          ISSUER          YES          FOR               FOR
Outside Director

PROPOSAL #6.1: Elect Mr. Kim, Young Woo as an Outside                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #6.2: Elect Mr. Jun, Sung Bin as an Outside                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.3: Elect Mr. Jung, Gab Young as an                             ISSUER          YES          FOR               FOR
Outside Director

PROPOSAL #6.4: Elect Mr. Jo, Bong Yeon as an Outside                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHINSEGAE CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y77538109
  MEETING DATE:          11/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Merger                                           ISSUER          YES        ABSTAIN           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHINSEGAE CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y77538109
  MEETING DATE:          3/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Audit Committee Member                             ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHOPRITE HOLDINGS LTD (SHP)
  TICKER:                N/A             CUSIP:     S76263102
  MEETING DATE:          10/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Adopt the annual financial statements                       ISSUER          YES          FOR               FOR
of the Company and the Group for the YE 30 JUN 2008
including the reports of the Directors and Auditors

PROPOSAL #O.2: Approve the remuneration of the Non-                        ISSUER          YES          FOR               FOR
Executive Directors for the YE 30 JUN 2008, as
specified in the annual financial statements

PROPOSAL #O.3: Re-appoint the Auditors,                                    ISSUER          YES          FOR               FOR
PricewaterhouseCoopers, for the ensuing year and
authorize the Directors to determine the Auditors'
remuneration

PROPOSAL #O.4: Approve the declaration and payment of                      ISSUER          YES          FOR               FOR
 the ordinary dividend as recommended by the
Directors of the Company

PROPOSAL #O.5: Re-elect Dr. C. H. Wiese as a                               ISSUER          YES          FOR               FOR
Director, who retires in terms of Article 14.1 of the
 Articles of Association of the Company

PROPOSAL #O.6: Re-elect Mr. J. A. Louw as a Director,                      ISSUER          YES          FOR               FOR
 who retires in terms of Article 14.1 of the Articles
 of Association of the Company

PROPOSAL #O.7: Re-elect Mr. B. R. Weyers as a                              ISSUER          YES          FOR               FOR
Director, who retires in terms of Article 14.1 of the
 Articles of Association of the Company

PROPOSAL #O.8: Approve, that 27.2 million [5% of the                       ISSUER          YES          FOR               FOR
issued share capital that includes treasury shares]
of the authorized but unissued shares in the capital
of the Company, be placed under the control and
authority of the Directors of the Company and
authorize the Directors of the Company to allot,
issue end otherwise dispose of such shares to such
person or persons on such terms and conditions and at
 such times as the Directors of the Company may from
time to time and in their discretion deem fit,
subject to the provisions of the Act, the Articles of
 Association of the Company and JSE Limited [JSE]
Listings Requirements, when applicable, and any other
 exchange on which the shares of the Company maybe
quoted or listed from time to time, until the

PROPOSAL #O.9: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to no less than 75% of the votes
cast by those shareholders of the Company present in
person or represented by proxy to vote at this AGM
voting in favor of this ordinary resolution, to issue
 all or any of the authorized but unissued shares in
the capital of the Company, for cash, as and when
they in their discretion deem fit, subject to the
Act, the Articles of Association of the Company, the
JSE Listings Requirements and any other exchange on
which the shares of the Company maybe quoted from
time to time, when applicable, subject to the
following limitations, namely that: the equity
securities which are the subject of the issue for
cash most be of a class already in issue, or where
this is not the case, must be limited to such
securities or rights that are convertible into a
class already in issue; any such issue will only be
made to public shareholders as defined in the JSE
Listings Requirements and not related parties, unless
 the JSE otherwise agrees, the number of shares
issued for cash shall not in the aggregate in any one
 financial year, exceed 5% of the Company's issued
share capital of ordinary shares; the number of
ordinary shares which may be issued shall be based on
 the number of ordinary shares in issue, added to
those that may be issued in future [arising from the
conversion of options/convertibles] at the date of
such application, less any ordinary shares issued, or
 to be issued in future arising from
options/convertible ordinary shares issued during the
 current financial year, plus any ordinary shares to
be issued pursuant to a rights issue which has been
announced, is irrevocable and fully underwritten, or
an acquisition which has had final terms announced; a
 paid press announcement giving full details,
including the impact on the net asset value and
earnings per share, be published at the time of any
issue representing, one cumulative basis within one
financial year, 5% of the number of shares in issue
prior to the issue, and in determining the price at
which an issue of shares may be made in terms of this
 authority, the maximum discount permitted will be
10% of the weighted average traded price on the JSE
of those shares over the 30 business days prior to
the date that the price of the issue is determined or
 agreed by the Directors of the Company; [authority

PROPOSAL #O.10: Amend, subject to the compliance of                        ISSUER          YES        AGAINST           AGAINST
any other requirements as set out in the trust deed
of the Shoprite Holdings Limited Share Incentive
Trust [the Trust Deed] the Trust Deed to which the
Company is a party be and is amended upon the
following terms: the amplification of the powers of
the trustees as set out in Clause 6.1.2 to read as
specified: to borrow, raise monies and/or accept any
contributions or payments from the company and/or any
 other member of the group or from third parties for
the purposes of the schemes on such terms as they
deem fit; the adding of a new Clause 198, as
specified; authorize any Director of the Company to
sign all such documents and do all such things as may
 be necessary to give effect to the aforegoing

PROPOSAL #S.1: Authorize, the Company and/or any                           ISSUER          YES          FOR               FOR
subsidiary of the Company, pursuant to Sections 85(2)
 and 85(3) of the Act, to acquire the issued ordinary
 shares of the Company, upon such terms and
conditions and in such amounts as the Directors of
the Company may from time to time determine, but
subject to the Articles of Association of the
Company, the provisions of the Act and the JSE
Listings Requirements and any other exchange on which
 the shares of the Company may be quoted or listed
from time to time, where applicable, and provided
that: the repurchase of securities will be effected
through the main order book operated by the JSE
trading system and done without any prior
understanding or arrangement between the Company and
the counterparty; in determining the price at which
the Company's ordinary shares are acquired by the
Company in terms of this general authority, the
maximum premium at which such ordinary shares may be
acquired will be 10% of the weighted average of the
market price at which such ordinary shares are traded
 on the JSE as determined over the 5 trading days
immediately preceding the date of the repurchase of
such ordinary shares by the Company; the acquisitions
 of ordinary shares in the aggregate in anyone
financial year do not exceed 5% of the Company's
issued ordinary share capital from the date of the
grant of this general authority; the Company and the
Group are in a position to repay their debt in the
ordinary course of business for the 12 months after
the date of the notice of the AGM; the assets of the
Company and the Group, being fairly valued in
accordance with Generally Accepted Accounting
Practice, are in excess of the liabilities of the
Company and the Group for the 12 months after the
date of the notice of the AGM; the ordinary capital
and reserves of the Company and the Group are
adequate for the 12 months after the date of the
notice of the AGM; the available working capital is
adequate to continue the operations of the Company
and the Group 12 months after the date of the notice
of the AGM; upon entering the market to proceed with
tire repurchase, the Company's sponsor has complied
with its responsibilities contained in Schedule 25 of
 the JSE Listings Requirements; after such repurchase
 the Company will still comply with paragraphs 3.37
to 3.41 of the JSE Listings requirements concerning
share holder spread requirements, the Company or its
subsidiaries will not repurchase securities during a
prohibited period as defined in paragraph 3.67 of the
 JSE Listings Requirements, when the Company has
cumulatively repurchased 3% of the initial number of
the relevant class of securities, and for each 3% in
aggregate of the initial number of that class
acquired thereafter, an announcement will be made,
and the Company only appoints one agent to effect any
 repurchase(s) on its behalf; [Authority expires the

PROPOSAL #S.2: Approve that the Company repurchases                        ISSUER          YES          FOR               FOR
up to 35 653 533 ordinary shares from Shoprite
Checkers (Pty) Ltd a wholly owned subsidiary of the
Company; and up to 506 036 ordinary shares from the
Shoprite Holdings Limited Share Incentive Trust, at
such times and in such quantifies as the Directors
may determine in their discretion and at the ruling
price for the ordinary shares of the Company on the
JSE at the relevant time, as a specific approval in
terms of Section 85 of the Act, subject to the
Articles of Association of the Company and the JSE
Listing Requirements; the Directors of the Company
will only implement the repurchase contemplated in
this resolution if, after considering the effect of
the specific repurchase: the Company and the Group
will be able to pay its debts as they become due in
the ordinary course of business for the period of 12
months after the date of the specific repurchase; the
 assets of the Company and the Group will be in
excess of the liabilities of the Company and the
Group after the date of the specific repurchase, the
share capital and the reserves of the Company and the
 Group will be adequate for ordinary business
purposes for a period of 12 months after the date of
the specific repurchase; the working capital of the
Company and the Group will he adequate for ordinary
business purposes for a period of 12 months after the
 date of approval of the specific repurchase, and
they are satisfied that it will have no other
detrimental consequences for the Company

PROPOSAL #S.3: Approve to amplify the Article 29.2 of                      ISSUER          YES          FOR               FOR
 the Articles of Association of the Company by the
adding of the sentence at the end thereof, as

PROPOSAL #S.4: Approve to amplify the Article 29.3 of                      ISSUER          YES          FOR               FOR
 the Articles of Association of the Company by the
adding of the sentence, as specified

PROPOSAL #S.5: Approve to amplify, subject to the                          ISSUER          YES          FOR               FOR
passing of special resolution number 3, the Article
31 of the Articles of Association of the Company by
an additional Article 31.11, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHUI ON LD LTD
  TICKER:                N/A             CUSIP:     G81151113
  MEETING DATE:          1/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, the Supplemental                         ISSUER          YES          FOR               FOR
Agreement [as specified] and the continuing connected
 transactions contemplated thereunder; approve the
new Chapter [as specified] for the 3 FYE 31 DEC 2011
and authorize the Directors of the Company
[Director(s)] to do all such further acts and things
and execute such further documents and take all steps
 which in his/their opinion may be necessary,
desirable or expedient to implement and/or give
effect to the Supplemental Agreement and all other
transactions contemplated thereunder with any changes
 as such Director(s) may consider necessary,
desirable or expedient

PROPOSAL #2.: Re-elect Mr. Louis H.W. WONG as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.: Re-elect Mr. Aloysius T.S. LEE as a                          ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHUI ON LD LTD
  TICKER:                N/A             CUSIP:     G81151113
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
the reports of the Directors and the Auditors for the
 YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.a: Re-elect Mr. Vincent H. S. Lo as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.b: Re-elect Sir John R. H. Bond as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.c: Re-elect Dr. Edgar W. K. Cheng as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.d: Re-elect Dr. Roger L. McCarthy as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.e: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors' remuneration

PROPOSAL #4.: Re-the appoint Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors to fix their remuneration

PROPOSAL #5.a: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, in addition to any other authorizations
given to the Directors, to allot, issue and deal with
 additional shares of the Company [the Shares] or
securities convertible into Shares, or options,
warrants or similar rights to subscribe for any
Shares, and to make or grant offers, agreements and
options which might require the exercise of such
powers, provided that the aggregate nominal amount of
 share capital of the Company allotted [whether
pursuant to an option or otherwise] and issued by the
 Directors shall not exceed 20% of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of passing this resolution,
otherwise than pursuant to: [i] a Rights Issue; [ii]
the exercise of the rights of subscription or
conversion attaching to any warrants issued by the
Company or any securities which are convertible into
Shares; [iii] the exercise of any options granted
under any Share Option Scheme adopted by the Company
or similar arrangement; [iv] any scrip dividend or
similar arrangement [Authority expires the earlier of
 the conclusion of the next AGM of the Company and
the expiration of the period within which the next
AGM of the Company is required by the Articles of
Association of the Company or any applicable laws of
the Cayman Islands and other relevant jurisdiction to

PROPOSAL #5.b: Authorize the Directors to repurchase                       ISSUER          YES          FOR               FOR
Shares on The Stock Exchange of Hong Kong Limited
[the Stock Exchange] or on any other Stock Exchange
on which the Shares may be listed and recognized for
this purpose by the Securities and Futures Commission
 of Hong Kong and the Stock Exchange, subject to and
in accordance with all applicable laws and
regulations, provided that the aggregate nominal
amount of the Shares which may be repurchased by the
Company shall not exceed 10% of the aggregate nominal
 amount of the share capital of the Company in issue
at the date of passing of this resolution; [Authority
 expires the earlier of the conclusion of the next
AGM of the Company and the expiration of the period
within which the next AGM of the Company is required
by the Articles of Association of the Company or any
applicable laws of the Cayman Islands or other
relevant jurisdiction to be held]

PROPOSAL #5.c: Approve to extend the authority given                       ISSUER          YES        AGAINST           AGAINST
to the Directors to allot, issue or otherwise deal
with securities of the Company pursuant to Resolution
 5A by the addition thereto an amount representing
the aggregate nominal amount of the share capital of
the Company repurchased by the Company under the
authority granted pursuant to Resolution 5B, provided
 that such amount shall not exceed 10% of the
aggregate nominal amount of the share capital of the
Company in issue at the date of passing of this

PROPOSAL #6.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon the Listing Committee of the Stock Exchange
granting and agreeing to grant listing of, and
permission to deal in, the Bonus Shares: a sum of
USD1,046,399.29 being part of the amount standing to
the credit of share premium account of the Company,
or such larger sum as may be necessary to give effect
 to the bonus issue of shares pursuant to this
resolution, be capitalized and authorize Directors to
 apply such sum in paying up in full at par not less
than 418,559,717 unissued shares [Bonus Shares] of
USD 0.0025 each in the capital of the Company, and
that such Bonus Shares shall be allotted and
distributed, credited as fully paid up, to and
amongst those shareholders whose names appear on the
register of Members of the Company on 04 JUN 2009
[the Record Date] on the basis of one Bonus Share for
 every ten existing issued shares of USD0.0025 each
in the capital of the Company held by them
respectively on the Record Date; the shares to be
issued pursuant to this resolution shall, subject to
the Memorandum and Articles of Association of the
Company, rank pari passu in all respects with the
shares of USD 0.0025 each in the capital of the
Company in issue on the Record Date, except that they
 will not rank for the bonus issue of shares
mentioned in this resolution and for any dividend
declared or recommended by the Company in respect of
the FYE 31 DEC 2008; and to authorize the Directors
to do all acts and things as any be necessary and
expedient in connection with the allotment and issue
of the Bonus Shares, including, but not limited to,
determining the amount to be capitalized out of share
 premium account and the number of Bonus Shares to be
 allotted and distributed in the manner referred to

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIAM CEMENT PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y7866P139
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To approve the minutes of AGM of share                       ISSUER          NO           N/A               N/A
holders for the year 2008 [15th] held on Wednesday 26
 MAR 2008

PROPOSAL #2.: To acknowledge the Company's annual                          ISSUER          NO           N/A               N/A
report for the year 2008

PROPOSAL #3.: To adopt the balance sheet and profit                        ISSUER          NO           N/A               N/A
and loss statements for the YE 31 DEC 2008

PROPOSAL #4.: To consider and approve allocation of                        ISSUER          NO           N/A               N/A
profit for the year 2008

PROPOSAL #5.: To consider and approve the Election of                      ISSUER          NO           N/A               N/A
 MR. Snoh Unakul, MR. Panas Simasathien, Mr. Arsa
Sarasin, MR. Chumpol Nalamlieng as Members of the
Directors for the ensuing year in replacement of
those who are retired by rotation

PROPOSAL #6.: To consider and approve the appointment                      ISSUER          NO           N/A               N/A
 of the Auditor and the audit fee for year 2009

PROPOSAL #7.: To consider and approve the                                  ISSUER          NO           N/A               N/A
indemnification of Directors

PROPOSAL #8.: To acknowledge the remuneration and                          ISSUER          NO           N/A               N/A
bonus of the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIAM CEMENT PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y7866P147
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the minutes of 2008 AGM of                           ISSUER          YES          FOR               FOR
shareholders held on 26 MAR 2008

PROPOSAL #2.: Acknowledge the Company's annual report                      ISSUER          YES          FOR               FOR
 for the year 2008

PROPOSAL #3.: Approve the balance sheet and                                ISSUER          YES          FOR               FOR
statements of profit and loss of the YE on 31 DEC 2008

PROPOSAL #4.: Approve the allocation of profit for                         ISSUER          YES          FOR               FOR
the year 2008

PROPOSAL #5.1: Elect Mr. Snoh Unakul as a Director in                      ISSUER          YES          FOR               FOR
 replacement of those who are retired by rotation

PROPOSAL #5.2: Elect Mr. Panas Simasathien as a                            ISSUER          YES          FOR               FOR
Director in replacement of those who are retired by
rotation

PROPOSAL #5.3: Elect Mr. Arsa Sarasin as a Director                        ISSUER          YES          FOR               FOR
in replacement of those who are retired by rotation

PROPOSAL #5.4: Elect Mr. Chumpol NaLamlieng as a                           ISSUER          YES          FOR               FOR
Director in replacement of those who are retired by
rotation

PROPOSAL #6.: Appoint the Auditor and approve the                          ISSUER          YES          FOR               FOR
audit fee for the year 2009

PROPOSAL #7.: Approve the protection of the                                ISSUER          YES          FOR               FOR
Director's performance

PROPOSAL #8.1: Acknowledge the remuneration and bonus                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #8.2: Acknowledge the remuneration of the                         ISSUER          YES          FOR               FOR
Sub-Committees'

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIDERAR SAIC
  TICKER:                N/A             CUSIP:     P8635D100
  MEETING DATE:          11/14/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.a: Approve the creation of a global,                           ISSUER          NO           N/A               N/A
short, medium and/or long-term negotiable bonds
program, for the issuance and placement of simple
negotiable bonds, not convertible into shares,
subordinated or not, with the possibility of issuing
and re-issuing several series and/or classes for a
maxi mum nominal amount in circulation of up to USD
500,000,000 or its equivalent in ARS or other
currencies

PROPOSAL #1.b: Approve to determine by the general                         ISSUER          NO           N/A               N/A
meeting of the allocation of the funds from the
program in accordance with Law 23576 as amended

PROPOSAL #1.c: Authorize the Board of Directors, and/                      ISSUER          NO           N/A               N/A
 or to the person/people that the same designates, of
 the power to set all the conditions for the issuance
 of the program and of the several series and/or
classes, and the signature of the related
documentation in accordance with the applicable rules

PROPOSAL #1.d: Authorize the people to process before                      ISSUER          NO           N/A               N/A
 the competent bodies and/or entities the
corresponding authorizations and approvals regarding
that which is resolved on by the general meeting in
relation to the program, including, but not limited
to, the processing of the request for the public
offer and listing of the program with the Buenos
Aires Stock Exchange, open electronic market and the
corresponding presentations before Caja De Valores or

PROPOSAL #2.: Approve the information related to                           ISSUER          NO           N/A               N/A
Article 33 of Law 19550 the Board of Directors,
Buenos Aires, 09 OCT 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIEMENS LTD
  TICKER:                N/A             CUSIP:     Y7934G137
  MEETING DATE:          1/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, and adopt the audited profit                        ISSUER          YES          FOR               FOR
and loss account for the YE 30 SEP 2008, the balance
sheet as at that date and the reports of the
Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity share                           ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Mr. Deepak S. Parekh as a                         ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. D. C. Shroff as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Y. H. Malegam as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Appoint, pursuant to the provisions of                       ISSUER          YES          FOR               FOR
Section 224 and other applicable provisions, if any,
of the Companies Act, 1956, Messrs S. R. Batliboi &
Associates, Chartered Accountants, Mumbai, as the
Auditors of the Company to hold office from the
conclusion of this AGM until the Conclusion of the
next AGM of the Company in place of Messrs. B.S.R &
Co., Chartered Accountants, the retiring Auditors of
the Company, on such remuneration as may be fixed by
the Board of Directors of the Company and authorize
the Board to do all such acts, deeds, matters and
things as may be necessary to implement this

PROPOSAL #S.7: Approve, pursuant to the Section 31                         ISSUER          YES          FOR               FOR
and other applicable provisions if any, of the
Companies Act, 1956, specified new clause 124.A with
respect to implementation of Siemens Internal
Regulations be inserted after the existing Clause 124
 in the Articles of Association of the Company:
XVII.A Siemens Internal Regulations 124.A the
Executive Management of the Company comprising of the
 Chief Executive Officer/ Managing Director [the CEO]
 and head of Accounts and Finance, by whatever name
called/ Chief Financial Officer [the CFO] are obliged
 to promptly implement all applicable Siemens
Internal Regulations framed by Siemens
Aktiengesellschaft, Germany, from time-to-time and

PROPOSAL #8.: Appoint Mr. Wolfgang Dehen, as a                             ISSUER          YES          FOR               FOR
Special Director of the Company

PROPOSAL #9.A: Appoint Mr. Sunil D. Mathur as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #9.B: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Section 198, 269, 309 read with Schedule XIII and
other applicable provisions, if any, of the Companies
 Act, 1956, the Company, the appointment of Mr. Sunil
 D. Mathur as an Executive Director [as whole-time
Director from 22 JUL 2008, to 30 SEP 2008] of the
Company for a period of 5 years with effect from 22
JUL 2008 on the terms and condition including those
relating to remuneration as specified

PROPOSAL #10.A: Approve, pursuant to the provisions                        ISSUER          YES          FOR               FOR
of Sections 198, 269, 309, 310 read with Schedule
XIII and other applicable provisions, if any, of the
Companies Act 1956, and subject to the approval of
the Central Government, if required, the Company
approval to the revision in remuneration payable to
Mr. Vijay V. Paranjape, whole time Director with
effect from 01 APR 2008 as specified

PROPOSAL #10.B: Approve, pursuant to the provisions                        ISSUER          YES          FOR               FOR
of Sections 198, 269, 309 read with Schedule XIII and
 other applicable provisions, if any, of the
Companies Act 1956, the Company accords its approval
to the re-appointment Mr. Vijay V. Paranjape, as a
whole time Director of the Company fir the period of
2 years with effect from 01 OCT 2008 as specified

PROPOSAL #11.: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Sections 198, 269, 309, 310 read with Schedule XIII
and other applicable provisions, if any, of the
Companies Act, 1956, and subject to the approval of
the Central Government, if required the Company
accords its approval to the revision in remuneration
payable to Dr. Armin Bruck as a Managing Director of
the Company with effect from 01 APR 2008 as specified

PROPOSAL #12.: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Sections 198, 269, 309, 310 read with Schedule XIII
and other applicable provisions, if any, of the
Companies Act, 1956, and subject to the approval of
the Central Government, if required, the Company
accords its approval to the revision in remuneration
payable to Mr. Patrick De Royer as an Executive
Director of the Company with effect from 01 APR 2008
as specified

PROPOSAL #13.: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Sections 198, 269, 309, 310 read with Schedule XIII
and other applicable provisions, if any, of the
Companies Act, 1956, and subject to the approval of
the Central Government, if required, the Company
accords its approval to the revision in remuneration
payable to Mr. K. R. Upili [former whole-time
Director of the Company] with effect from 01 APR 2008
 upto 27 JUL 2008 as specified; the Company accords
its approval to the one-time special payment of INR
8,000,000 to Mr. Upili, who ceased to be the whole-
time Director and as Director of the Company with
effect from 27 JUL 2008

PROPOSAL #14.: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Sections 198, 269, 309, 310 read with Schedule XIII
and other applicable provisions, if any, of the
Companies Act, 1956, and subject to the approval of
the Central Government, if required, the Company
accords its approval to the revision in remuneration
payable to Mr.Vilas B. Parulekar as a Whole-time
Director of the Company with effect from 01 APR 2008
as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SILICONWARE PRECISION INDS LTD
  TICKER:                N/A             CUSIP:     Y7934R109
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.A: Management report on the business                           ISSUER          NO           N/A               N/A
performance in FY 2008

PROPOSAL #1.B: Supervisors review report on the FY                         ISSUER          NO           N/A               N/A
2008 audited financial statements

PROPOSAL #1.C: Pursuant to ROC SFAs No. 34 to                              ISSUER          NO           N/A               N/A
recognize an impairment loss

PROPOSAL #2.A: Adopt the meeting of FY 2008 Business                       ISSUER          YES          FOR               FOR
report and financial statements

PROPOSAL #2.B: Adopt the meeting of FY 2008 profit                         ISSUER          YES          FOR               FOR
Distribution plan [cash dividend TWD 1.8 per share]

PROPOSAL #2.C: Other proposals                                             ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SILICONWARE PRECISION INDUSTRIES CO LTD.
  TICKER:                SPIL            CUSIP:     827084864
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #2A: MATTERS TO BE RECOGNIZED AND DISCUSSED:                      ISSUER          YES          FOR             AGAINST
 ADOPTION BY THE MEETING OF FY 2008 BUSINESS REPORT
AND FINANCIAL STATEMENTS

PROPOSAL #2B: MATTERS TO BE RECOGNIZED AND DISCUSSED:                      ISSUER          YES          FOR             AGAINST
 ADOPTION BY THE MEETING OF FY 2008 PROFIT
DISTRIBUTION PLAN

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIME DARBY BHD NEW
  TICKER:                N/A             CUSIP:     Y7962G108
  MEETING DATE:          11/12/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the YE 30 JUN 2008 together with the
reports of the Directors and the Auditors thereon

PROPOSAL #2.: Declare a final gross dividend of 34.0                       ISSUER          YES          FOR               FOR
sen per share, less Malaysian income tax at 25%, and
special gross dividend of 4.0 sen per share, less
Malaysian income tax of 25%, and 6.0 sen per share
Malaysian tax exempt, for the YE 30 JUN 2008

PROPOSAL #3.: Approve the annual remuneration for the                      ISSUER          YES          FOR               FOR
 Non-Executive Directors at an amount not exceeding
MYR 3,000,000 in aggregate

PROPOSAL #4.: Re-appoint Mr. Tun Musa Hitam as a                           ISSUER          YES          FOR               FOR
Director of the Company, pursuant to Section 129(6)
of the Companies Act, 1965, to hold office until the
conclusion of the next AGM

PROPOSAL #5.: Re-appoint Mr. Tun Dato Seri Ahmad                           ISSUER          YES          FOR               FOR
Sarji Abdul Hamid as a Director of the Company,
pursuant to Section 129(6) of the Companies Act,
1965, to hold office until the conclusion of the next

PROPOSAL #6.: Re-appoint Dr. Arifin Mohamad Siregar                        ISSUER          YES          FOR               FOR
as a Director of the Company, pursuant to Section
129(6) of the Companies Act, 1965, to hold office
until the conclusion of the next AGM

PROPOSAL #7.: Re-appoint Dato Mohamed Sulaiman as a                        ISSUER          YES          FOR               FOR
Director of the Company, pursuant to Section 129(6)
of the Companies Act, 1965, to hold office until the
conclusion of the next AGM

PROPOSAL #8.: Re-elect Tan Sri Dato Dr. Wan Mohd.                          ISSUER          YES          FOR               FOR
Zahid Mohd. Noordin as a Director, who retires by
rotation in accordance with Article 99 of the
Company's Articles of Association

PROPOSAL #9.: Re-elect Tan Sri Datuk Dr. Ahmad                             ISSUER          YES          FOR               FOR
Tajuddin Ali as a Director, who retires by rotation
in accordance with Article 99 of the Company's
Articles of Association

PROPOSAL #10.: Re-elect Datuk Seri Panglima Sheng Len                      ISSUER          YES          FOR               FOR
 Tao, who retires by rotation in accordance with
Article 99 of the Company's Articles of Association

PROPOSAL #11.: Re-appoint PricewaterhouseCoopers as                        ISSUER          YES          FOR               FOR
the Auditors of the Company for the ensuing FY and
authorize the Directors to fix their remuneration

PROPOSAL #S.12: Amend the Article 78 of the Articles                       ISSUER          YES          FOR               FOR
of Association of the Company as specified

PROPOSAL #13.: Authorize the Directors, subject                            ISSUER          YES          FOR               FOR
always to the Companies Act, 1965 [Act], the Articles
 of Association of the Company, other applicable
laws, guidelines, rules and regulations, and the
approvals of the relevant Governmental/regulatory
authorities, pursuant to Section 132D of the Act, to
allot and issue shares in the Company at any time
until the conclusion of the next AGM and upon such
terms and conditions and for such purposes as the
Directors may, in their absolute discretion deem fit,
 provided that the aggregate number of shares to be
issued does not exceed 10% of the issued share
capital of the Company for the time being

PROPOSAL #14.: Authorize the Company, subject always                       ISSUER          YES          FOR               FOR
to the Companies Act, 1965 [Act], the Articles of
Association of the Company, other applicable laws,
guidelines, rules and regulations, and the approvals
of the relevant governmental/regulatory authorities,
such number of  ordinary shares of MYR 0.50 each in
the Company as may be determined by the Directors of
the Company from time to time through Bursa Malaysia
Securities Berhad upon such terms and conditions as
the Directors may deem fit and expedient in the
interests of the Company provided that: the aggregate
 number of ordinary shares which may be purchased
and/or held by the Company as treasury shares shall
not exceed 10% of the issued and paid-up ordinary
share capital of the Company at the time of purchase;
 and the maximum funds to be allocated by the Company
 for the purpose of purchasing its own shares shall
not exceed the total retained profits and share
premium of the Company at the time of purchase; and
that, upon completion of the purchase by the Company
of its own shares, authorize the Directors to deal
with the shares so purchased in their absolute
discretion in the following manner; to retain the
ordinary shares in the Company so purchased by the
Company as treasury shares; and/or to cancel them;
and/or to resell them; and/or to distribute them as a
 share dividends; and/or in any other manner as
prescribed by the Act, rules regulations and orders
made pursuant to the Act and the Listing Requirements
 and any other relevant authority for the time being
in force; and that, such authority conferred by this
resolution shall commence upon the passing of the
resolution and shall continue to be in force until;
[Authority expires the earlier of the conclusion of
the next AGM of the Company, or the expiry of the
period within which the next AGM is required by law
to be held] or the authority is revoked or varied by
ordinary resolution passed by the shareholders of the
 Company in general meeting, which ever is earliest;
authorize the Directors of the Company to take all
such steps as are necessary or expedient or
implement, finalise and give effect to the Proposed
Share Buy-Back with full powers to assent to any
conditions, modifications, variations and/or
amendments as may be imposed by the relevant

PROPOSAL #15: Approve and ratify, all the recurrent                        ISSUER          YES          FOR               FOR
related party transactions of a revenue or trading
nature as set out in Section 3.2 of the circular to
shareholders dated 20 OCT 2008 [circular] which were
entered into by the Company and/or its subsidiary
Companies which involved the interest of Directors,
major shareholders or persons connected with the
Directors and/or major shareholders of the Company
and/or its subsidiary [related parties] from 30 NOV
2007, the date of listing of the Company's shares in
the main Board of Bursa Malaysia Securities Berhad
until the date of this AGM, which were necessary for
the Group's day-to-day operations and were carries
out in the ordinary course of business, on terms not
more than those generally available to the public and
 are not detrimental to the minority shareholder of
the Company; authorize the Company, subject always to
 the Companies Act, 1956 [Act], the Articles of
Association of the Company, other applicable laws,
guidelines, rules and regulations, and the approvals
of the relevant governmental/regulatory authorities
and /or subsidiary companies to enter into all
arrangements and/or transactions involving the
interests of the related parties as specified in
Section 3.2 of the circular, provided that such
arrangements and/or transactions are; recurrent
transactions of a revenue or trading nature;
necessary for the day-to-day operations; carried out
in the ordinary course of business on normal
commercial terms which are not more favorable to the
related parties than those generally available to the
 public; and not detrimental to the minority
shareholders of the Company [Mandate] and that, the
Mandate, unless revoked or varies by the Company in a
 general meeting, shall continue in force until;
[Authority expires the earlier of the conclusion of
the next AGM of the Company, or the expiry of the
period within which the next AGM is required by law
to be held]; pursuant to Section 143(1) of the Act,
[but shall not extend to such extensions as may be
allowed pursuant to Section 143(2) of the Act]; or
the Mandate is revoked or varied by ordinary
resolution passed by the shareholders of the Company
in general meeting, which ever is earlier; authorize
the Directors of the Company to complete and do all
such documents as may be required] as they consider
expedient or necessary to give effect to the mandate

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINO OCEAN LD HLDGS LTD
  TICKER:                N/A             CUSIP:     Y8002N103
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Auditors for the FYE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend [together with                      ISSUER          YES          FOR               FOR
 a scrip alternative] for the YE 31 DEC 2008

PROPOSAL #3.i: Re-elect Mr. Liang Yanfeng as a                             ISSUER          YES          FOR               FOR
Director and authorize the Board of Directors of the
Company to fix his remuneration

PROPOSAL #3.ii: Re-elect Mr. Tsang Hing Lun as a                           ISSUER          YES          FOR               FOR
Director and authorize the Board of Directors of the
Company to fix his remuneration

PROPOSAL #3.iii: Re-elect Mr. Gu Yunchang as a                             ISSUER          YES          FOR               FOR
Director and authorize the Board of Directors of the
Company to fix his remuneration

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditor of the Company and authorize the Board of
 Directors to fix their remuneration

PROPOSAL #5.A: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and deal with additional shares in
the capital of the Company and to make offers,
agreements, options [including bonds, warrants and
debentures convertible into shares of the Company]
and rights of exchange or conversion which might
require the exercise of such powers, subject to and
in accordance with all applicable laws and
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange of Hong Kong Limited
 [as amended form time to time] [the Listing Rules]
during and after the end of the relevant period, the
aggregate nominal amount of share capital allotted or
 agreed conditionally or unconditionally to be
allotted, otherwise than pursuant to (a) a Rights
Issue or (b) the exercise of options under any share
option scheme or similar arrangement adopted by the
Company for the grant or issue to the employees and
the Directors of the Company and/or any of its
subsidiaries and/or other eligible participants
specified thereunder of options to subscribe for or
rights to acquire shares of the Company, or (c) an
issue of shares upon the exercise of the subscription
 rights attaching to any warrants which may be issued
 by the Company; or (d) an issue of shares of the
Company as scrip dividend or similar arrangement in
accordance with the Memorandum and Articles of
Association of the Company, shall not exceed 20% of
the aggregate nominal amount of the share capital of
the Company in issue as at the date of the passing of
 this resolution; and [Authority expires the earlier
of the conclusion of the next AGM of the Company or
the expiration of the period within which the next
AGM of the Company is required by the Memorandum and
Articles of Association of the Company or any

PROPOSAL #5.B: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, during the Relevant Period to purchase or
otherwise acquire shares in the capital of the
Company on The Stock Exchange of Hong Kong Limited
[the Stock Exchange] or on any other stock exchange
on which the shares of the Company may be listed and
recognized by the Stock Exchange and the Hong Kong
Securities and Futures Commission for this purpose,
subject to and in accordance with all applicable laws
 and the requirements of the Hong Kong Code on Share
Repurchases and the Listing Rules, the aggregate
nominal amount of shares of the Company shall not
exceed 10% of the aggregate nominal amount of the
share capital of the Company in issue as at the date
of the passing of this resolution; [Authority expires
 the earlier of the conclusion of the next AGM of the
 Company or the expiration of the period within which
 the next AGM of the Company is required by the
Articles of Association of the Company or any
applicable laws to be held]

PROPOSAL #5.C: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of Resolutions 5.A and 5.B, to extend the general
mandate granted to the Directors to allot, issue and
otherwise deal with the shares pursuant to Resolution
 5.A, by the addition thereto an amount of shares
representing the aggregate nominal amount of shares
of the Company purchased or otherwise acquired by the
 Company pursuant to the authority granted to the
Directors of the Company under the Resolution 5.B,
provided that such amount shall not exceed 10% of the
 aggregate nominal amount of the issued share capital
 of the Company as at the date of passing this
resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINO-AMERICAN SILICON PRODUCTS INC
  TICKER:                N/A             CUSIP:     Y8022X107
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of joint-venture in                              ISSUER          NO           N/A               N/A
People's Republic of China

PROPOSAL #A.5: The status of cash injection                                ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 2.5 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus, proposed
stock dividend: 200 for 1,000 shares held

PROPOSAL #B.4: Approve the proposal of capital                             ISSUER          YES          FOR               FOR
injection to issue new shares or Global depositary
receipt

PROPOSAL #B.5: Amend the Articles of Incorporation                         ISSUER          YES          FOR               FOR

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.811: Elect Mr. Ming-Kuang Lu, Id No:                           ISSUER          YES          FOR               FOR
K100673834 as a Director

PROPOSAL #B.812: Elect Mr. Tan-Laing Yao, Id No:                           ISSUER          YES          FOR               FOR
J120459571 as a Director

PROPOSAL #B.813: Elect Mr. Hsiu-Lan Sun, Id No:                            ISSUER          YES          FOR               FOR
F220489649 as a Director

PROPOSAL #B.814: Elect Mr. Lin-Lin Sun, Id No:                             ISSUER          YES          FOR               FOR
A201501072 as a Director

PROPOSAL #B.815: Elect Mr. Wen-Huei Tsai, Id                               ISSUER          YES          FOR               FOR
No:U100545075 as a Director

PROPOSAL #B.816: Elect Mr. Guo-Zhou Chen, Id No:                           ISSUER          YES          FOR               FOR
B120068340 as a Director

PROPOSAL #B.817: Elect Mao Yang Limited Company, Id                        ISSUER          YES          FOR               FOR
No: 11960265, representative: Mr. Tie-Zhi Sun as a
Director

PROPOSAL #B.821: Elect Mr. Ming-Chang Chen, Id No:                         ISSUER          YES          FOR               FOR
Q101083285 as a Independent Director

PROPOSAL #B.822: Elect Mr. Xiang-Ying Huang, Id No:                        ISSUER          YES          FOR               FOR
N100620648 as a Independent Director

PROPOSAL #B.831: Elect Mr. Mong-Fang Wu, Id No.:                           ISSUER          YES          FOR               FOR
P102603842 as a Supervisor

PROPOSAL #B.832: Elect Mr. Wei-Shhu Liu, Id No.:                           ISSUER          YES          FOR               FOR
A101804129 as a Supervisor

PROPOSAL #B.833: Elect Mr. Su-Mei Yang, Id No.:                            ISSUER          YES          FOR               FOR
Y200680847 as a Supervisor

PROPOSAL #B.9: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.10: Extraordinary motions                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINOFERT HLDGS LTD
  TICKER:                N/A             CUSIP:     G8403G103
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited                                ISSUER          YES          FOR               FOR
consolidated financial statements of the Company and
the reports of the Directors and the Auditors of the
Company for the YE 31 DEC 2008

PROPOSAL #2.: Approve and declare a final dividend                         ISSUER          YES          FOR               FOR
for the YE 31 DEC 2008

PROPOSAL #3.A: Re-elect Mr. Song Yu Qing as a Non-                         ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #3.B: Re-elect Dr. Chen Guo Gang as a Non-                        ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #3.C: Re-elect Dr. Stephen Francis Dowdle as                      ISSUER          YES        AGAINST           AGAINST
 a Non-Executive Director of the Company

PROPOSAL #3.D: Re-elect Mr. Wade Fetzer III as a Non-                      ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #3.E: Re-elect Mr. Tse Hau Yin, Aloysius as                       ISSUER          YES          FOR               FOR
an Independent Non-Executive Director of the Company

PROPOSAL #4.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company to fix the remuneration for all the Directors

PROPOSAL #5.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Auditors of the Company to hold office until the
conclusion of the next AGM of the Company and
authorize the Board of Directors to fix their
remuneration

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
[Directors] to allot, issue and otherwise deal with
additional ordinary shares of the Company [Shares] or
 securities convertible into Shares or options,
warrants or similar rights to subscribe for shares or
 such convertible securities and to make or grant
offers, agreements and options which would or might
require the exercise of such power, during and after
the relevant period, shall not exceed 20% of the
aggregate nominal amount of the ordinary share
capital of the Company in issue as at the date of
passing of this resolution, otherwise than pursuant
to: i) a rights issue [as specified]; ii) the
exercise of rights of subscription or conversion
under the terms of any warrants issued by the Company
 or any securities which are convertible into shares;
 iii) the exercise of any option granted under any
Option Scheme or similar arrangement for the time
being adopted for the grant or issue to officers
and/or employees of the Company and/or any of its
subsidiaries of shares or right to acquire shares; or
 iv) any scrip dividend or similar arrangement
providing for the allotment of shares in lieu of the
whole or part of a dividend on the shares in
accordance with the Byelaws of the Company from time
to time; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by law or the Bye-laws of

PROPOSAL #7.: Authorize the Directors of Company                           ISSUER          YES          FOR               FOR
[Directors] to repurchase ordinary shares of the
Company [Shares] on The Stock Exchange of Hong Kong
Limited or on any other stock exchange on which the
shares may be listed and recognized by the Securities
 and Futures Commission and The Stock Exchange of
Hong Kong Limited for this purpose, and subject to
and in accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on The Stock Exchange of Hong Kong Limited
 or of any other stock exchange as amended from time
to time during the relevant period, shall not exceed
10% of the aggregate nominal amount of the ordinary
share capital of the Company in issue as at the date
of passing of this resolution; [Authority expires the
 earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by law or the
 Bye-laws of the Company to be held]

PROPOSAL #8.: Approve, subject to the passing of                           ISSUER          YES        AGAINST           AGAINST
Resolutions 6 and 7, to extend the general mandate
granted to the Directors of the Company [Directors]
to allot, issue and otherwise deal with ordinary
shares of the Company pursuant to the Resolution 6 by
 the addition to the aggregate nominal amount of the
ordinary share capital of the Company which may be
allotted by the Directors pursuant to such general
mandate, an amount representing the aggregate nominal
 amount of the ordinary share capital of the Company
repurchased by the Company under the authority
granted pursuant to the Resolution 7, provided that
such amount shall not exceed 10% of the aggregate
nominal amount of the ordinary share capital of the
Company in issue as at the date of passing of this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINO-OCEAN LAND HOLDINGS LTD
  TICKER:                N/A             CUSIP:     Y8002N103
  MEETING DATE:          12/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the sale and                              ISSUER          YES          FOR               FOR
purchase agreement [the Grand More SP Agreement]
dated 07 NOV 2008 entered into between Mr. Wang Sheng
 Yi and Key Sky Group Limited as vendors and Sino-
Ocean Land [Hong Kong] Limited [a wholly-owned
subsidiary of the Company] and Bright King
International Limited [a wholly-owned subsidiary of
the Company] as purchasers, with respect to the sale
and purchase of the entire issued capital of Grand
More Group Limited at a consideration of RMB
720,000,000, as specified; and the sale and purchase
agreement [the Tsanghao SP Agreement] dated 07 NOV
2008 entered into between [Tsanghao Group Company
Limited] as vendor and [Beijing Yuankun Properties
Development Company Limited] as purchaser, with
respect to the sale and purchase of the entire equity
 interests in [Dalian Tsanghao Real Estate Company
Limited] at a consideration of RMB 480,000,000, as
specified; the transactions contemplated under the
Grand More SP Agreement and the Tsanghao SP
Agreement; and authorize the Directors of the Company
 [the Directors] to do such acts and things, to sign
and execute such other documents and to take such
steps as the Directors in their discretion consider
necessary, appropriate, desirable or expedient to
carry out or give effect to or otherwise in
connection with or in relation to the Grand More SP

PROPOSAL #2.: Authorize the Directors, subject to the                      ISSUER          YES          FOR               FOR
 Listing Committee of The Stock Exchange of Hong Kong
 Limited granting the listing of, and permission to
deal in, the Consideration Shares [as defined below]
either unconditionally or subject to such condition
as may be reasonably acceptable to the Company, to
allot and issue not more than 202,711,000 new shares
of the Company [the Consideration Shares] of par
value of HKD 0.80 each in the share capital of the
Company to Key Sky in accordance with the terms and
conditions of the Grand More SP Agreement, and to do
all such acts and things, to sign and execute such
other documents and to take such steps as the
Directors may in their discretion consider necessary,
 appropriate, desirable or expedient to carry out or
give effect to or otherwise in connection with or in
relation to the allotment and issue of the

PROPOSAL #3.: Elect Mr. Yin Yingneng Richard as a                          ISSUER          YES          FOR               FOR
Non-Executive Director of the Company and authorize
the Board of Directors of the Company to fix his
remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINOPAC FINANCIAL HOLDINGS CO LTD
  TICKER:                N/A             CUSIP:     Y8009U100
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The status of assets impairment in                          ISSUER          NO           N/A               N/A
Company and subsidiary

PROPOSAL #A.3: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of Year 2008

PROPOSAL #B.3: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.4: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.5: Elect Mr. Chao Cheng Mai [ID No:                            ISSUER          YES          FOR               FOR
J100030221] as an Independent Director

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINOPEC SHANGHAI PETROCHEMICAL CO LTD
  TICKER:                N/A             CUSIP:     Y80373106
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 report of the                               ISSUER          YES          FOR               FOR
Directors of the Company

PROPOSAL #2.: Approve the 2008 report of the                               ISSUER          YES          FOR               FOR
Supervisory Committee of the Company

PROPOSAL #3.: Approve the 2008 audited financial                           ISSUER          YES          FOR               FOR
statement and the 2008 budget of the Company

PROPOSAL #4.: Approve the 2009 Profit Distribution                         ISSUER          YES          FOR               FOR
Plan of the Company

PROPOSAL #5.: Approve the 2009 financial budget of                         ISSUER          YES          FOR               FOR
the Company

PROPOSAL #6.: Re-appoint KPMG Huazhen as the                               ISSUER          YES          FOR               FOR
Company's Domestic Auditors for the year 2009 and
KPMG as the Company's International Auditors for the
year 2009 and authorize the Directors to fix their
remuneration based on that in 2008 with reference to
combined factors including their workload

PROPOSAL #S.7: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company [the Articles of Association] proposed by
 the Board and authorize the Board to make
appropriate variations to the following proposed
amendments and to transact all relevant matters
regarding the following proposed amendments in
accordance with the requests of any relevant PRC
approval authorities and the listing rules of any
stock exchanges on which the Company's securities are
 listed: It is provided in the original Article 208
of the Articles of Association: Where there is any
profit that may be distributed to shareholders, the
Company shall take steps to implement a profit
distribution scheme with the principle of providing
reasonable investment return to shareholders as well
as ensuring the Company to meet its reasonable
capital requirements; the proposed amendments are as
follows: Where there is any profit that may be
distributed to shareholders, the Company shall take
steps to implement a profit distribution scheme with
the principle of providing reasonable investment
return to shareholders as well as ensuring the
Company to meet its reasonable capital requirements;
the profit distribution policies of the Company are
as follows: a) the Company shall properly deal with
the correlation between the short-term benefits and
long-term development of the Company and formulate a
reasonable dividend distribution plan each year based
 on the prevailing operating environment and the
capital requirement plan for project investment and
after thoroughly considering the benefits of
shareholders, b) the profit distribution policies of
the Company shall maintain consistency and stability;
 c) the accumulated profits distributed in cash by
the Company over the past 03 years shall represent no
 less than 30% of the realized average annual
distributable profits over the past three years; d)
if the Board of the Company does not make any cash
profit distribution proposal, the Company shall

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINOTRUK HONG KONG LTD
  TICKER:                N/A             CUSIP:     Y8014Z102
  MEETING DATE:          6/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
consolidated financial statements of the Company and
its subsidiaries and the reports of the Directors and
 the Auditor of the Company for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.A: Re-elect Mr. Ma Chunji as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #3.B: Re-elect Mr. Wang Haotao as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #3.C: Re-elect Mr. Shao Qihui as Director of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #3.D: Re-elect Mr. Ouyang Minggao as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.E: Re-elect Mr. Chen Zheng as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #3.F: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the remuneration of the Directors of the Company

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditor and authorize the Board of Directors to
fix its remuneration

PROPOSAL #5.A: Authorize the Directors, to allot                           ISSUER          YES        AGAINST           AGAINST
issue and deal with additional shares in the capital
of the Company and to make or grant offers,
agreements and options, including warrants to
subscribers, during and after the relevant period,
not exceed 20% of the aggregate nominal amount of the
 share capital of the Company in issue as at the date
 of this resolution and the said approval shall be
limited accordingly; otherwise than pursuant to: (i)
a Rights Issue; (ii) the exercise of the subscription
 rights or conversion under the terms of any warrants
 issued by the Company or any securities which are
convertible into shares of the Company; (iii) any
share option scheme or similar arrangement for the
time being adopted for the grant or issue to officers
 and/or employees of the Company and/or any of its
subsidiaries of shares or rights to acquire shares of
 the Company; or (iv) any scrip dividend on shares of
 the Company in accordance with the Articles of
Association of the Company; [Authority expires at the
 earlier to the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Articles of Association of the Company or any

PROPOSAL #5.B: Authorize the Company to repurchase                         ISSUER          YES          FOR               FOR
issued shares in the capital of the Company on The
Stock Exchange of Hong Kong Limited, and that the
exercise by the Directors of all the powers of the
Company to repurchase such shares, subject to and in
accordance with all applicable laws or the
requirements of the Rules Governing the Listing of
Securities on The Stock Exchange of Hong Kong
Limited, during and after the relevant period, the
aggregate nominal amount of shares repurchased or
agreed conditionally or unconditionally to be
repurchased by the Company pursuant to the approval
in paragraph (a) of this resolution during the
Relevant Period shall not exceed 10% of the aggregate
 nominal amount of the share capital of the Company
in issue as at the date of passing this resolution,
and the authority pursuant to paragraph (a) of this
resolution shall be limited accordingly; [Authority
expires at the earlier to the conclusion of the next
AGM of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Articles of Association of the Company or any

PROPOSAL #5.C: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of resolutions 5A. and 5.B as specified, the
aggregate nominal amount of the shares in the capital
 of the Company which are repurchased by the Company
pursuant to and in accordance with the said
resolution 5.B be added to the aggregate nominal
amount of the shares in the Company that may be
allotted or agreed conditionally or unconditionally
to be allotted by the Directors pursuant to and in
accordance with Resolution 5.A as specified

PROPOSAL #6.A: Approve the transactions under the                          ISSUER          YES          FOR               FOR
Parts Purchase Agreement [as specified in the
circular of the Company to the shareholders of the
Company dated 29 APR 2009 [the Circular]] and to
revised cap for the transactions under the Parts
Supply Agreement for the YE 31 DEC 2009 as specified

PROPOSAL #6.B: Authorize the Directors to do all acts                      ISSUER          YES          FOR               FOR
 and execute and deliver [whether under seal] all
such documents for and on behalf of the Company in
connection with the revised cap

PROPOSAL #7.A: Approve, ratify and confirmed the                           ISSUER          YES          FOR               FOR
Financial Services Framework Agreement [as defined in
 the Circular], the terms thereof and the transaction
 contemplated thereunder

PROPOSAL #7.B: Approve the proposed annual caps for                        ISSUER          YES          FOR               FOR
transactions under the Finance Services Framework
Agreement for the 3 years ending 31 DEC 2011 as
specified

PROPOSAL #7.C: Authorize any Director to do all acts                       ISSUER          YES          FOR               FOR
and execute and deliver all such documents for and on
 behalf of the Company in connection with the
Financial Services Framework Agreement, the
transactions thereunder and the proposed annual caps

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SK ENERGY CO LTD
  TICKER:                N/A             CUSIP:     Y8063L103
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.1: Elect Messrs. Goo, Ja Young as                              ISSUER          YES          FOR               FOR
Directors
PROPOSAL #2.2: Elect Messrs. Lee, Hoon Kyu, Choi,                          ISSUER          YES          FOR               FOR
Myung Hae as outside Directors

PROPOSAL #3.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SK HOLDINGS CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y80662102
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.1: Elect Mr. Choi, Jae Won as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Elect Messrs. Gang, Chan Soo and Kwon,                      ISSUER          YES          FOR               FOR
 Oh Ryong as the Outside Directors

PROPOSAL #3.: Elect Mr. Gang, Chan Soo as the Auditor                      ISSUER          YES          FOR               FOR
 Committee Member

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors [KRW 10,000,000,000]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SK NETWORKS CO LTD, SUWON
  TICKER:                N/A             CUSIP:     Y8296C102
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.1: Elect the other Non-Executive Directors                     ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Elect the Outside Directors                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Elect the Auditor Committee Member as a                      ISSUER          YES          FOR               FOR
 Outside Directors

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SK TELECOM CO., LTD.
  TICKER:                SKM             CUSIP:     78440P108
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF FINANCIAL STATEMENTS FOR                         ISSUER          YES          FOR               FOR
THE 25TH FISCAL YEAR (FROM JANUARY 1, 2008 TO
DECEMBER 31, 2008) AS SET FORTH IN ITEM 1 OF THE
COMPANY'S AGENDA ENCLOSED HEREWITH.

PROPOSAL #02: APPROVAL OF CEILING AMOUNT OF THE                            ISSUER          YES          FOR               FOR
REMUNERATION FOR DIRECTORS* PROPOSED CEILING AMOUNT
OF THE REMUNERATION FOR DIRECTORS IS KRW 12 BILLION.

PROPOSAL #03: AMENDMENT TO COMPANY REGULATION ON                           ISSUER          YES          FOR               FOR
EXECUTIVE COMPENSATION AS SET FORTH IN ITEM 2 OF THE
COMPANY'S AGENDA ENCLOSED HEREWITH.

PROPOSAL #4A1: ELECTION OF DIRECTOR: MR. CHEY, JAE WON                     ISSUER          YES          FOR               FOR

PROPOSAL #4A2: ELECTION OF DIRECTOR: MR. JUNG, MAN WON                     ISSUER          YES          FOR               FOR

PROPOSAL #4B: ELECTION OF INDEPENDENT NON-EXECUTIVE                        ISSUER          YES          FOR               FOR
DIRECTOR.

PROPOSAL #4C: ELECTION OF A MEMBER OF THE AUDIT                            ISSUER          YES          FOR               FOR
COMMITTEE.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SK TELECOM LTD
  TICKER:                N/A             CUSIP:     Y4935N104
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

PROPOSAL #3.: Amend the remuneration provision for                         ISSUER          YES          FOR               FOR
the Directors

PROPOSAL #4.1: Elect the Directors                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Elect the Outside Directors                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Elect the Auditor Committee Member                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SM INVTS CORP
  TICKER:                N/A             CUSIP:     Y80676102
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the minutes of the stockholders                      ISSUER          YES          FOR               FOR
 meeting held on 25 APR 2008

PROPOSAL #2.: Approve the presentation of the                              ISSUER          YES          FOR               FOR
President's report

PROPOSAL #3.: Amend the Article 4 of the Articles of                       ISSUER          YES          FOR               FOR
Incorporation to extend the corporate term/life for
another 50 years from 15 JAN 2010

PROPOSAL #4.: Ratify the acts of the Board of                              ISSUER          YES          FOR               FOR
Directors and the Management from the date of the
last annual stockholders meeting up to the date of
this meeting

PROPOSAL #5.1: Elect Mr. Henry Sy, Sr as a Director                        ISSUER          YES          FOR               FOR
for 2009 and 2010

PROPOSAL #5.2: Elect Mr. Teresita T. Sy as a Director                      ISSUER          YES          FOR               FOR
 for 2009 and 2010

PROPOSAL #5.3: Elect Mr. Henry T. Sy, Jr as a                              ISSUER          YES          FOR               FOR
Director for 2009 and 2010

PROPOSAL #5.4: Elect Mr. Harley T. Sy as a Director                        ISSUER          YES          FOR               FOR
for 2009 and 2010

PROPOSAL #5.5: Elect Mr. Jose T. Sio as a Director                         ISSUER          YES          FOR               FOR
for 2009 and 2010

PROPOSAL #5.6: Elect Mr. Gregory L. Domingo as a                           ISSUER          YES          FOR               FOR
Director for 2009 and 2010

PROPOSAL #5.7: Elect Mr. Vicente S. Perez, Jr. as the                      ISSUER          YES          FOR               FOR
 Independent Director for 2009 and 2010

PROPOSAL #5.8: Elect Mr. Ah Doo Lim as the                                 ISSUER          YES          FOR               FOR
Independent Director for 2009 and 2010

PROPOSAL #6.: Appoint the External Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SM PRIME HOLDINGS INC, MANILA
  TICKER:                N/A             CUSIP:     Y8076N112
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Call to order                                                ISSUER          YES          FOR               FOR

PROPOSAL #2.: Certification of notice and quorum                           ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approval of minutes of annual meeting                        ISSUER          YES          FOR               FOR
of stockholders held on 24 APR 2008

PROPOSAL #4.: Approve the annual report                                    ISSUER          YES          FOR               FOR

PROPOSAL #5.: Ratify the acts of the Board of the                          ISSUER          YES          FOR               FOR
Directors and the Management from the date of the
last annual stockholder's meeting up to the date of
this meeting

PROPOSAL #6.1: Elect Mr. Henry Sy, Sr. as the                              ISSUER          YES          FOR               FOR
Directors for 2009-2010

PROPOSAL #6.2: Elect Mr. Jose L. Cuisa, Jr. as the                         ISSUER          YES          FOR               FOR
Independent Director for 2009-2010

PROPOSAL #6.3: Elect Mr. Gregorio U. Kilayko as the                        ISSUER          YES          FOR               FOR
Independent Director for 2009-2010

PROPOSAL #6.4: Elect Mr. Henry T. Sy, Jr. as a                             ISSUER          YES          FOR               FOR
Director for 2009-2010

PROPOSAL #6.5: Elect Mr. Hans T. Sy as a Director for                      ISSUER          YES          FOR               FOR
 2009-2010

PROPOSAL #6.6: Elect Mr. Herbert T. Sy as a Director                       ISSUER          YES          FOR               FOR
for 2009-2010

PROPOSAL #6.7: Elect Mr. Senen T. Mendiola as a                            ISSUER          YES          FOR               FOR
Director for 2009-2010

PROPOSAL #7.: Appoint the External Auditors                                ISSUER          YES          FOR               FOR

PROPOSAL #8.: Other matters                                                ISSUER          NO           N/A               N/A

PROPOSAL #9.: Adjournment                                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOCIEDAD QUIMICA Y MINERA DE  CHILE S A
  TICKER:                N/A             CUSIP:     P8716X108
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the general balance, financial                       ISSUER          YES          FOR               FOR
statements annual report, the report of the account
inspectors, and the report of the External Auditors
of SQM for the exercise ended in 31 DEC 2008

PROPOSAL #2.: Approve to designate the External                            ISSUER          YES          FOR               FOR
Auditors and account inspectors for the exercise 2009

PROPOSAL #3.: Approve the operations referred to in                        ISSUER          YES          FOR               FOR
Article 44 of the Law 18.046

PROPOSAL #4.: Approve to inform about the investment                       ISSUER          YES          FOR               FOR
and financing policies

PROPOSAL #5.: Approve the revenues of the exercise                         ISSUER          YES          FOR               FOR
2008, and the distribution of a final dividend and
the future dividends policy

PROPOSAL #6.: Approve to inform the expenses incurred                      ISSUER          YES          FOR               FOR
 by the Board of Directors during 2008

PROPOSAL #7.: Approve to fix the remunerations of the                      ISSUER          YES          FOR               FOR
 Directors Committee

PROPOSAL #8.: Approve to report the matters related                        ISSUER          YES        AGAINST           AGAINST
to the Directors and the Audit Committees

PROPOSAL #9.: Any other matters                                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOCIEDAD QUIMICA Y MINERA DE CHILE S.A.
  TICKER:                SQM             CUSIP:     833635105
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: BALANCE SHEET, AUDITED FINANCIAL                             ISSUER          YES          FOR             AGAINST
STATEMENTS, ANNUAL REPORT, REPORT OF THE ACCOUNTING
INSPECTORS AND REPORT OF THE EXTERNAL AUDITORS FOR
THE BUSINESS YEAR ENDED DECEMBER 31, 2008.

PROPOSAL #02: APPOINTMENT OF THE EXTERNAL AUDITORS                         ISSUER          YES          FOR             AGAINST
AND ACCOUNTING INSPECTORS OF THE COMPANY FOR THE 2009
 BUSINESS YEAR.

PROPOSAL #03: OPERATIONS REFERRED TO IN ARTICLE 44 OF                      ISSUER          YES          FOR             AGAINST
 LAW NO 18,046 (LAW OF CORPORATIONS OF CHILE).

PROPOSAL #04: INVESTMENT AND FINANCING POLICIES.                           ISSUER          YES          FOR             AGAINST

PROPOSAL #05: NET INCOME FOR THE YEAR 2008, FINAL                          ISSUER          YES          FOR             AGAINST
DIVIDEND DISTRIBUTION AND POLICY ON FUTURE DIVIDENDS.

PROPOSAL #06: EXPENSES OF THE BOARD OF DIRECTORS                           ISSUER          YES          FOR             AGAINST
DURING THE 2008 BUSINESS YEAR.

PROPOSAL #07: COMPENSATION FOR THE MEMBERS OF THE                          ISSUER          YES          FOR             AGAINST
BOARD.

PROPOSAL #08: ISSUES RELATED TO THE AUDIT AND                              ISSUER          YES        AGAINST           AGAINST
DIRECTORS' COMMITTEES.

PROPOSAL #09: OTHER MATTERS THAT MAY CORRESPOND IN                         ISSUER          YES        AGAINST           AGAINST
ACCORDANCE WITH THE LAW.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOHO CHINA LTD
  TICKER:                N/A             CUSIP:     G82600100
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited                                ISSUER          YES          FOR               FOR
consolidated financial statements of the Company and
the reports of the Directors and Auditors for the YE
31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.: Re-elect Mr. Wang Shaojian Sean as a                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.: Re-elect Mr. Su Xin as a Director of                         ISSUER          YES          FOR               FOR
the Company

PROPOSAL #5.: Re-elect Mr. Cha Mou Zing Victor as a                        ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.: Re-elect Mr. Yi Xiqun as a Director of                       ISSUER          YES          FOR               FOR
the Company

PROPOSAL #7.: Authorize the Board of Directors to fix                      ISSUER          YES          FOR               FOR
 the remuneration of the Directors

PROPOSAL #8.: Re-appoint KPMG as the Auditors and                          ISSUER          YES          FOR               FOR
authorize the Board of Directors to fix their
remuneration

PROPOSAL #9.A: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, subject to this resolution, during the
Relevant Period (as hereinafter defined) to allot,
issue or otherwise deal with additional shares in the
 capital of the Company or securities convertible
into shares or options, warrants or similar rights to
 subscribe for shares or such convertible securities
of the Company and to make or grant offers,
agreements and/or options (including bonds, warrants
and debentures convertible into shares of the
Company) which may require the exercise of such
powers; (ii) the approval in paragraph (i) above
shall be in addition to any other, during the
Relevant Period (as hereinafter defined) to make or
grant offers, agreements and/or options which may
require the exercise of such power after the end of
the Relevant Period; (iii) the aggregate nominal
amount of share capital allotted or agreed
conditionally or unconditionally to be allotted
(whether pursuant to options or otherwise) by the
Directors of the Company during the Relevant Period
pursuant to paragraph (i) above, otherwise than
pursuant to (1) a Rights Issue (as hereinafter
defined) or (2) the grant or exercise of any option
under the option scheme of the Company or any other
option, scheme or similar arrangement for the time
being adopted for the grant or issue to officers
and/or employees of the Company and/or any of its
subsidiaries of shares or rights to acquire shares of
 the Company; or (3) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend on shares of
the Company in accordance with the Articles of
Association of the Company in force from time to
time; or (4) any issue of shares in the Company upon
the exercise of rights of subscription or conversion
under the terms of any existing convertible notes
issued by the Company or any existing securities of
the Company which carry rights to subscribe for or
are convertible into shares of the Company, shall not
 exceed the aggregate of 20% of the aggregate nominal
 amount of share capital of the Company in issue as
at the date of passing of this resolution and the
said approval shall be limited accordingly;
[Authority expires at the conclusion of the next AGM
of the Company; or the expiration of the period
within which the next AGM of the Company is required

PROPOSAL #9.B: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to this resolution, during the
Relevant Period (as hereinafter defined) of all the
powers of the Company to repurchase shares of the
Company on The Stock Exchange of Hong Kong Limited
[the Stock Exchange] or on any other stock exchange
on which the shares of the Company may be listed and
recognized for this purpose by the Securities and
Futures Commission and the Stock Exchange under the
Code on Share Repurchases and, subject to and in
accordance with all applicable laws and the Rules
Governing the Listing of Securities on The Stock
Exchange of Hong Kong Limited [the Listing Rules];
(ii) the aggregate nominal amount of the shares of
the Company, which may be repurchased pursuant to the
 approval in paragraph (i) above shall not exceed 10%
 of the aggregate nominal amount of the share capital
 of the Company in issue at the date of passing of
this resolution, and the said approval shall be
limited accordingly; (iii) subject to the passing of
each of the paragraphs (i) and (ii) of this
resolution, any prior approvals of the kind referred
to in paragraphs (i) and (ii) of this resolution
which had been granted to the Directors of the
Company; [Authority expires at the conclusion of the
next AGM of the Company; or the expiration of the
period within which the next AGM of the Company is
required by any applicable law or the Articles of

PROPOSAL #9.C: Approve, conditional upon the                               ISSUER          YES        AGAINST           AGAINST
Resolutions 9(A) and 9(B) as specified in the notice
convening this meeting being passed, the general
mandate granted to the Directors of the Company to
allot, issue and otherwise deal with additional
shares of the Company and to make or grant offers,
agreements and options which might require the
exercise of such powers pursuant to the ordinary
Resolution 9(A) set out in the notice convening this
meeting be and is hereby extended by the addition to
the aggregate nominal amount of the share capital of
the Company which may be allotted by the Directors of
 the Company pursuant to such general mandate an
amount representing the aggregate nominal amount of
the share capital of the Company repurchased by the
Company under the authority granted pursuant to
ordinary Resolution 9(B) set out in the notice
convening this meeting, provided that such amount
shall not exceed 10% of the aggregate nominal amount
of the share capital of the Company in issue at the
date of passing of the said resolutions

PROPOSAL #S.10: Approve that the Company may send or                       ISSUER          YES          FOR               FOR
supply Corporate Communication(s) (as hereinafter
defined) to its shareholders in relation to whom the
following conditions are met by making such Corporate
 Communication(s) available on the Company's own
website: (i) each shareholder has been asked
individually by the Company to agree that the Company
 may send or supply Corporate Communication(s)
generally, or the Corporate Communication(s) in
question, to him by means of the Company's own
website; and (ii) the Company has not received a
response indicating objection from such shareholder
within the period of 28 days beginning with the date
on which the Company's request was sent, the
shareholders in relation to whom the aforesaid two
conditions are met shall be taken to have agreed that
 the Company may send or supply Corporate
Communication(s) to such shareholders by making such
Corporate Communication(s) available on the Company's
 own website

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOHO CHINA LTD
  TICKER:                N/A             CUSIP:     G82600100
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve that, the Supplemental                               ISSUER          YES          FOR               FOR
Agreement dated 15 MAY 2009 [the Agreement, as
specified] entered into between Pan Shiyi, Yan Yan,
Beijing Danshi Investment Management Company Limited,
 SOHO China [BVI-9] Limited, Beijing Redstone Jianwai
 Real Estate Development Co. Ltd. and the Company and
 as specified, pursuant to which the parties thereto
has conditionally agreed to restructure the
arrangements in relation to the Tiananmen South
[Qianmen] Project, and all transactions contemplated
thereunder; and authorize any 1 Director of the
Company for and on behalf of the Company to execute
all such documents, instruments, agreements and deeds
 and to do all such acts, matters and things as
he/she may in his/her absolute discretion consider
necessary or desirable for the purpose of and in
connection with the implementation of the Agreement
and the transactions contemplated thereunder and to
agree to such variations of the terms of the
Agreement as he/she may in his/her absolute
discretion consider necessary or desirable

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                S-OIL CORP
  TICKER:                N/A             CUSIP:     Y80710109
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement:                             ISSUER          YES          FOR               FOR
expected dividend [per share] ordinary shares: KRW
1,500; preferred shares: KRW 1,525

PROPOSAL #2.: Elect the Directors: Executive Director                      ISSUER          YES        AGAINST           AGAINST
 1 person, Non Executive Director 4 persons, Outside
Director 6 persons

PROPOSAL #3.: Elect an Outside Director and Director                       ISSUER          YES        AGAINST           AGAINST
as the Auditor Committee Members

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOUTHERN COPPER CORPORATION
  TICKER:                PCU             CUSIP:     84265V105
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: G. LARREA MOTA-VELASCO                               ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: OSCAR GONZALEZ ROCHA                                 ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: EMILIO CARRILLO GAMBOA                               ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ALFREDO CASAR PEREZ                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: A. DE LA PARRA ZAVALA                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: X.G. DE QUEVEDO TOPETE                               ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: G LARREA MOTA-VELASCO                                ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: D. MUNIZ QUINTANILLA                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ARMANDO ORTEGA GOMEZ                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: L.M. PALOMINO BONILLA                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: G.P. CIFUENTES                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JUAN REBOLLEDO GOUT                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CARLOS RUIZ SACRISTAN                                ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFY THE AUDIT COMMITTEE'S SELECTION                       ISSUER          YES          FOR               FOR
OF GALAZ, YAMAZAKI, RUIZ URQUIZA, S.C., MEMBER OF
DELOITTE TOUCHE TOHMATSU AS INDEPENDENT ACCOUNTANTS
FOR 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STANDARD BANK GROUP LIMITED
  TICKER:                N/A             CUSIP:     S80605140
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive and adopt the annual financial                      ISSUER          YES          FOR               FOR
 statements for the YE 31 DEC 2008, including the
reports of the Directors and Auditors

PROPOSAL #O.2.1: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Chairman of
Standard Bank Group- ZAR 3,600,000 per annum

PROPOSAL #O.2.2: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Director of
Standard Bank Group- ZAR 140,000 per annum

PROPOSAL #O.2.3: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: International
Director of Standard Bank Group- EUR 30,100 per annum

PROPOSAL #O.2.4: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Group credit
committee: Member- ZAR 13,750 per meeting

PROPOSAL #O.2.5: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Directors'
affairs committee: Chairman- ZAR 88,000 per annum;
Member- ZAR 44,000 per annum

PROPOSAL #O.2.6: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Group risk and
 capital Management Committee: Chairman- ZAR 300,000
per annum; Member- ZAR 150,000 per annum

PROPOSAL #O.2.7: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Group
remuneration committee: Chairman- ZAR 175,000 per
annum; Member- ZAR 80,500 per annum

PROPOSAL #O.2.8: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Group
remuneration committee: Chairman- ZAR 120,000 per
annum; Member- ZAR 60,000 per annum

PROPOSAL #O.2.9: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Group audit
committee: Chairman- ZAR 350,000 per annum; Member-
ZAR 150,000 per annum

PROPOSAL #O2.10: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Ad hoc meeting
 attendance- ZAR 13,750 per meeting

PROPOSAL #O.3.1: Elect Mr. Doug Band as a Director,                        ISSUER          YES          FOR               FOR
who retire by rotation in accordance with the
provisions of the Company's Articles of Association

PROPOSAL #O.3.2: Elect Mr. Derek Cooper as a                               ISSUER          YES          FOR               FOR
Director, who retire by rotation in accordance with
the provisions of the Company's Articles of

PROPOSAL #O.3.3: Elect Mr. Sam Jonah KBE as a                              ISSUER          YES          FOR               FOR
Director, who retire by rotation in accordance with
the provisions of the Company's Articles of

PROPOSAL #O.3.4: Elect Mr. Sir Paul Judge as a                             ISSUER          YES          FOR               FOR
Director, who retire by rotation in accordance with
the provisions of the Company's Articles of

PROPOSAL #O.3.5: Elect Mr. Kgomotso Moroka as a                            ISSUER          YES        AGAINST           AGAINST
Director retire by rotation in accordance with the
provisions of the Company's Articles of Association

PROPOSAL #O.3.6: Elect Mr. Chris Nissen as a Director                      ISSUER          YES          FOR               FOR
 retire by rotation in accordance with the provisions
 of the Company's Articles of Association

PROPOSAL #O.4.1: Authorize the Directors, for the                          ISSUER          YES        AGAINST           AGAINST
purpose of carrying out the terms of the Standard
Bank Equity Growth Scheme [the Equity Growth Scheme],
 other than those which have specifically been
appropriated for the Equity Growth Scheme in terms of
 ordinary resolutions duly passed at previous AGM's
of the Company specifically placed under the control
of the Directors, authorized to allot and issue those
 shares in terms of the Equity Growth Scheme

PROPOSAL #O.4.2: Authorized the Directors, for the                         ISSUER          YES        AGAINST           AGAINST
purpose of carrying out the terms of the Standard
Bank Group Share Incentive Scheme [the Scheme], other
 than those which have specifically been appropriated
 for the Scheme in terms of ordinary resolutions duly
 passed at previous AGM's of the Company specifically
 placed under the control of the Directors,
authorized to allot and issue those shares in terms

PROPOSAL #O.4.3: Authorized the Directors of the                           ISSUER          YES          FOR               FOR
Company, that the unissued ordinary shares in the
authorized share capital of the Company [other than
those specifically identified in ordinary Resolutions
 4.1 and 4.2] placed under the control of the to
allot and issue the ordinary shares at their
discretion until the next AGM of the Company, subject
 to the provisions of the Companies Act, 61 of 1973,
as amended, the Banks Act, 94 of 1990, as amended and
 the Listings Requirements of the JSE Limited and
subject to the aggregate number of ordinary shares
able to be allotted and issued in terms of this
resolution being limited to 5% of the number of
ordinary shares in issue at 31 DEC 2008

PROPOSAL #O.4.4: Authorized the Directors of the                           ISSUER          YES          FOR               FOR
Company, the share capital of the Company that the
unissued non-redeemable, non-cumulative, non-
participating preference shares [non-redeemable
preference shares] in the placed under the control of
 the Directors of the Company to allot and issue the
non-redeemable preference shares at their discretion
until the next AGM of the Company, subject to the
provisions of the Companies Act, 61 of 1973, as
amended and the Listings Requirements of the JSE
Limited

PROPOSAL #O.4.5: Authorized the Directors of the                           ISSUER          YES          FOR               FOR
Company and given a renewable general authority to
make payments to shareholders in terms of Section
5.85(b) of the Listings Requirements of the JSE
Limited [the Listings Requirements], subject to the
provisions of the Companies Act, 61 of 1973, as
amended [the Companies Act], the Banks Act, 94 of
1990, as amended and the Listings Requirements,
including, amongst others, the following
requirements: (a) payments to shareholders in terms
of this resolution shall be made in terms of Section
90 of the Companies Act and be made pro rata to all
shareholders; (b) in any one FY, payments to
shareholders in terms of this resolution shall not
exceed a maximum of 20% of the Company's issued share
 capital, including reserves but excluding minority
interests, and revaluations of assets and intangible
assets that are not supported by a valuation by an
Independent Professional expert acceptable to the JSE
 Limited prepared within the last 6 months, measured
as at the beginning of such FY; and [authority
expires at the end of the next AGM of the Company or
for 15 months from the date of this resolution]

PROPOSAL #S.5: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, with effect from the date of this AGM, as a
general approval in terms of Section 85(2) of the
Companies Act, 61 of 1973, as amended [the Companies
Act], the acquisition by the Company and, in terms of
 Section 89 of the Companies Act, the acquisition by
any subsidiary of the Company from time to time, of
such number of ordinary shares issued by the Company
and at such price and on such other terms and
conditions as the Directors may from time to time
determine, subject to the requirements of the
Companies Act, the Banks Act, 94 of 1990, as amended
and the Listings Requirements of the JSE Limited [the
 Listings Requirements], which include, amongst
others, the following: any such acquisition will be
implemented through the order book operated by the
trading system of the JSE Limited and done without
any prior understanding or arrangement between the
Company and the counterparty [reported trades being
prohibited];the acquisition must be authorizes by the
 Company's Articles of Association; the authority is
limited to the purchase of a maximum of 10% of the
Company's issued ordinary share capital in any one
FY; acquisition must not be made at a price more than
 10% above the weighted average of the market value
for the ordinary shares of the Company for the 5
business days immediately preceding the date of
acquisition at any point in time, the Company may
only appoint 1 agent to effect any repurchase(s) on
the Company's behalf; the Company may only acquire
its ordinary shares if, after such acquisition, it
still complies with the shareholder spread
requirements as set out in the Listings Requirements;
 the Company or its subsidiary may not repurchase
securities during a prohibited period, unless they
have in place a repurchase programmed where the dates
 and quantities of securities to be traded during the
 relevant period are fixed [not subject to any
variation] and full details of the programme have
been disclosed in an announcement over SENS prior to
the commencement of the prohibited period; that an
announcement containing full details of such
acquisitions of shares will be published as soon as
the Company and/or its subsidiary (ies) has/have
acquired shares constituting, on a cumulative basis,
3% of the number of shares in issue at the date of
the general meeting at which this special resolution
is considered and, if approved, passed, and for each
3% in aggregate of the initial number acquired
thereafter; and in the case clan acquisition by a
subsidiary of the Company and the number of shares to
 be acquired, is not more than 10% in the aggregate
of the number of issued shares of the Company
[authority expires whichever is earlier until the
next AGM of the Company or 15 months from the date on

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STATE BANK OF INDIA
  TICKER:                N/A             CUSIP:     856552203
  MEETING DATE:          1/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Election of Shri Radheshyam Maheshwari                      ISSUER          NO           N/A               N/A
 as a Director to the Central Board of the Bank under
 the provisions of Section 19(c) read with Section
25(2) of the State Bank of India Act, 1955

PROPOSAL #1.2: Election of Shri D. Sundaram as a                           ISSUER          NO           N/A               N/A
Director to the Central Board of the Bank under the
provisions of Section 19(c) read with Section 25(2)
of the State Bank of India Act, 1955,

PROPOSAL #1.3: Election of Shri Umesh Nath Kapur as a                      ISSUER          NO           N/A               N/A
 Director to the Central Board of the Bank under the
provisions of Section 19(c) read with Section 25(2)
of the State Bank of India Act, 1955

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STATE BANK OF INDIA
  TICKER:                N/A             CUSIP:     Y8161Z129
  MEETING DATE:          1/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect, under the provisions of Section                      ISSUER          YES        AGAINST           AGAINST
 19(c) read with Section 25(2) of the State Bank of
India Act, 1955, Shri Radheshyam Maheshwari as a
Director to the Central Board

PROPOSAL #1.2: Elect, under the provisions of Section                      ISSUER          YES                          AGAINST
 19(c) read with Section 25(2) of the State Bank of
India Act, 1955, Shri D. Sundaram as a Director to
the Central Board

PROPOSAL #1.3: Elect, under the provisions of Section                      ISSUER          YES                          AGAINST
 19(c) read with Section 25(2) of the State Bank of
India Act, 1955, Shri Umesh Nath Kapur as a Director
to the Central Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STATE BANK OF INDIA
  TICKER:                N/A             CUSIP:     Y8161Z129
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Central Board's report, the                      ISSUER          YES          FOR               FOR
 balance sheet and profit and loss account of the
Bank made up to the 31 MAR 2009 and the Auditors'
report on the balance sheet and accounts

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STEEL AUTHORITY OF INDIA LTD
  TICKER:                N/A             CUSIP:     Y8166R114
  MEETING DATE:          9/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited profit                         ISSUER          YES        ABSTAIN           AGAINST
and loss account for the YE 31 MAR 2008, the balance
sheet as at that date and the Directors' and the
Auditor's reports thereon

PROPOSAL #2.: Re-appoint Shri. V. Shyamsundar as a                         ISSUER          YES        ABSTAIN           AGAINST
Director, who retires by rotation

PROPOSAL #3.: Re-appoint Shri. B.N. Singh as a                             ISSUER          YES        ABSTAIN           AGAINST
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri. V.K. Srivastava as a                        ISSUER          YES        ABSTAIN           AGAINST
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Shri. G. Ojha, as a                               ISSUER          YES        ABSTAIN           AGAINST
Director, who retires by rotation

PROPOSAL #6.: Re-appoint Shri. Shyamal Ghosh as a                          ISSUER          YES        ABSTAIN           AGAINST
Director, who retires by rotation

PROPOSAL #7.: Re-appoint Shri. Mohammad Yusuf Khan as                      ISSUER          YES        ABSTAIN           AGAINST
 a Director, who retires by rotation

PROPOSAL #8.: Approve to fix the remuneration of the                       ISSUER          YES        ABSTAIN           AGAINST
Auditors of the Company appointed by the Comptroller
& Auditor General of India for the Year 2008-2009

PROPOSAL #9.: Declare a dividend for the FY 2007-2008                      ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #10.: Appoint Shri. V.K. Gulhati as a                             ISSUER          YES        ABSTAIN           AGAINST
Director of the Company, liable to retire by rotation

PROPOSAL #11.: Appoint Shri. S.P. Rao as a Director                        ISSUER          YES        ABSTAIN           AGAINST
of the Company, liable to retire by rotation

PROPOSAL #S.12: Approve in accordance with the                             ISSUER          YES        ABSTAIN           AGAINST
Provisions of Section 396 of the Companies Act, 1956
and other applicable Provisions of Law, to the
amalgamation, of Bharat Refractories Limited with
Steel Authority of India Limited, with effect from 01
 APR 2007, subject to the sanction of the same by the
 Ministry of Corporate Affairs, Government of India
and such other authorities, if any, as may be
required; Authorize the Board of Directors/Chairman
of the Company to make alterations and changes
therein as may be expedient or necessary for
satisfying the requirement or condition imposed, if
any, by the Ministry of Corporate Affairs or such
other Authorities if any, as may be required and to
do all such acts, deeds, matters and things, as may
be necessary and expedient to give effect to this
resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STEINHOFF INTL HLDGS LTD
  TICKER:                N/A             CUSIP:     S81589103
  MEETING DATE:          12/1/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the annual financial                       ISSUER          YES          FOR               FOR
statements of the Company for the YE 30 JUN 2008
together with the report of the Directors and the
Auditors thereon

PROPOSAL #2.: Re-appoint Messrs. Deloitte & Touche of                      ISSUER          YES          FOR               FOR
 Pretoria [the firm] as the Auditors of the Company
as contemplated under Sections 270 and 274 of the
Companies Act, 61 of 1973, as amended [the Act], with
 Udo Bohmer, a registered Auditor and Member of the
firm as the individual who will undertake the audit

PROPOSAL #3.: Approve the remuneration to be paid by                       ISSUER          YES          FOR               FOR
the Company to its Directors for the FYE 30 JUN 2009,
 as specified

PROPOSAL #4.1: Re-elect Mr. D.E. Ackerman as a                             ISSUER          YES          FOR               FOR
Director, in terms of Article 50.9 of the Articles of
 Association who retires from office at every AGM

PROPOSAL #4.2: Re-elect Mr. J.F. Mouton as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
the Articles of Association

PROPOSAL #4.3: Re-elect Mr. F. J. Nel as a Director,                       ISSUER          YES          FOR               FOR
who retires by rotation in accordance with the
Articles of Association

PROPOSAL #4.4: Re-elect Mr. B.E. Steinhoff as a                            ISSUER          YES          FOR               FOR
Director, in terms of Article 50.9 of the Articles of
 Association who retires from office at every AGM

PROPOSAL #4.5: Re-elect Mr. D. M. Van Der Merwe as a                       ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
the Articles of Association

PROPOSAL #5.O.1: Authorize the Director of the                             ISSUER          YES          FOR               FOR
Company by way of a specific authority in terms of
Section 221 and, if applicable, Section 222 of the
Act and a specific authority in terms of paragraph
5.51 of the listings requirements of the JSE Limited
[the listings requirements] to allot and issue and/or
 deliver 40,000,000 Ordinary Shares of 0.5 cents each
 in the authorized, but unissued capital or if
delivered from treasury shares of the Company, for a
cash consideration per ordinary share equal to the
higher of the volume weighted average traded price
(VWAP) of the ordinary shares of the Company during
the 30 business days up to and including 26 NOV 2008
and the VWAP on 26 NOV 2008, to Steinhoff
Sikhulasonke Investments [Proprietary] Limited, and
that all of the ordinary shares referred to above be
and are hereby placed under the control of the
Directors for the sale and/or allotment and issue as

PROPOSAL #6.S.1: Approve, insofar as the terms of the                      ISSUER          YES          FOR               FOR
 black economic empowerment ownership transaction
referred to in ordinary resolution 1 above and
subject to the approval thereof, constitute financial
 assistance to be given by the Company for the
purpose of or in connection with the purchase of or
subscription for any shares in the Company, those
terms are hereby sanctioned by the shareholders of
the Company in accordance with the provisions of
Section 38(2A)(b) of the Act, this resolution
includes, without limitation, the terms of any
financial assistance arising from: (i) the
transaction involving the sale and /or the issue of
ordinary shares in the capital of the Company, to
Steinhoff Sikhulasonke Investments (Proprietary)
Limited; (ii) the subscription by Steinhoff
Investment Holdings Limited for preference shares to
be issued by Steinhoff Sikhulasonke Investments
(Proprietary) Limited; (iii) the issue of ordinary
shares in the capital of Steinhoff Sikhulasonke
Investments (Proprietary) Limited to the Steinhoff
Employee Share Trust and the Steinhoff Black
Management Trust; (iv) the transaction involving the
allotment and issue of ordinary shares in the capital
 of the Company to the Steinhoff Employee Share Trust
 and the Steinhoff Black Management Trust

PROPOSAL #7.O.2: Authorize the Directors of the                            ISSUER          YES          FOR               FOR
Company, by way of a specific authority in terms of
Section 221 and, if applicable, Section 222 of the
Act and a specific authority in terms of paragraph
5.51 of the listings requirements to allot and issue
and/or deliver up to 40,000,000 ordinary shares of
0.5 cents each in the authorized, but unissued
capital or if delivered from treasury shares of the
Company, to the participants of the black economic
empowerment ownership transaction set out in ordinary
 resolution number 1 of this notice, and that all of
the ordinary shares referred to above be and are
hereby placed under the control of the Directors for
the allotment and issue as described above; the
maximum discount at which the ordinary shares may be
issued at may not exceed 10% of the volume-weighted
average traded price of the ordinary shares of the
company during the 30 business days preceding the
date on which the price of the issue is determined or
 agreed by the Directors; the shares issued in terms
of this authority will be subject to such trading
restrictions as the Board of Directors may approve
but without any further material assistance by the
Company, Certain participants under the transaction
will include Directors of Steinhoff group Companies,
who are classified as related parties in terms of the
 listings requirements; however, in all individual
instances their indirect beneficial interest will not
 exceed more than 0.25% of Steinhoff's issued share
capital, the issue will be subject to the Board of
Directors obtaining an independent fairness opinion
from an expert acceptable to the JSE Limited
confirming such issue being fair, full details of the
 issue will, if implemented, be announced in terms of
 paragraph 11.20 of the listings requirements after
the extent and details of the issue have been

PROPOSAL #8.O.3: Grant authority in terms of Section                       ISSUER          YES          FOR               FOR
221(2) of the Act, but subject to the listings
requirements and the Act, 130,000,000 ordinary shares
 of 0.5 cents each and 15,000,000 non-cumulative,
non-redeemable, non-participating preference shares
of 0.1 cent each in the authorized but unissued share
 capital of the Company to place under the control of
 the Directors of the Company, to allot and issue
such shares to such person(s) and on such terms and
conditions as the Directors may in their sole
discretion determine, including but not limited to
any allotments to shareholders as capitalization

PROPOSAL #9.O.4: Authorize the Directors of the                            ISSUER          YES          FOR               FOR
Company, subject to the listings requirements
relating to a general authority of the Directors to
issue shares for cash; [Authority expires at the
conclusion of the Company's next annual meeting or 15
 months], to issue up to 13,000,000 ordinary shares
of 0.5 cents each in the capital of the Company for
cash in accordance with the requirements set out in
paragraph 5.52 of the listings requirements as

PROPOSAL #10O.5: Approve, subject to and in                                ISSUER          YES        AGAINST           AGAINST
accordance with the listings requirements 18,500,000
unissued ordinary shares of 0.5 cents each in the
Company as authorized be placed under the control of
the Directors for the continued implementation of the
 Steinhoff International Incentive Schemes, and in
respect of the obligations of the Company under the
Unitrans Limited Share Incentive Scheme

PROPOSAL #11S.2: Approve, the acquisition by the                           ISSUER          YES          FOR               FOR
Company of shares issued by it, on such terms and
conditions as may be determined by the Directors and
the acquisition by any subsidiary of the Company of
shares issued by the Company, on such terms and
conditions as may be determined by the Directors of
any such subsidiary, as a general approval in terms
of Section 85(1) and 89 of the Act, subject to the
relevant provisions of the Act and to the listings
requirements in force at the time of acquisition and
provided that: such acquisition is permitted in terms
 of the Act and the Companys Articles of Association
[Authority expires at the Companys next AGM or 15
months]; to a maximum of 20% of the issued share
capital of that class in one FY provided that the
acquisition of shares by a subsidiary of the Company
may not, in any one FY, exceed 10% in the aggregate
of the number of issued shares of the Company;
repurchases shall not be made at a price more than
10% above the weighted average of the market value of
 the securities traded for the 5 business days
immediately preceding the date on which the
transaction is effected; the repurchase of securities
 being implemented through the order book operated by
 the JSE trading system (open market) and without any
 prior understanding or arrangement with any
counterparty; the Company will, at any point in time,
 appoint only one agent to effect any repurchase(s)
on the Companys behalf; after such repurchase(s), at
least 500 public shareholders, as defined in the
listings requirements, continue to hold at least 20%
of the Companys issued shares; such repurchase(s)
shall not occur during a prohibited period as defined
 in the listings requirements unless implemented in
accordance with a repurchase programme which
commenced prior to the prohibited period; when 3% of
the initial number, i.e., the number of shares in
issue at the time that the general authority from
shareholders is granted, is cumulatively repurchased
and for each 3% in aggregate of the initial number
acquired thereafter, an announcement shall be made in
 accordance with the listings requirements; a
certificate by the Companys sponsor, in terms of
paragraph 2.12 of the listings requirements
confirming the statement by the Directors regarding
working capital referred to hereunder in this notice
convening the meeting shall be issued before the

PROPOSAL #12O.6: Authorize the Directors, by way of a                      ISSUER          YES          FOR               FOR
 general authority, to distribute to shareholders of
the Company any share capital and reserves of the
Company in terms of Section 90 of the Act, Article
56A of the Company's Articles of Association and the
listings requirements; such general authority will
provide the Board with the flexibility to distribute
any surplus capital of the Company to its
shareholders, provided that: any general payment by
the Company shall not exceed 20% of the Company's
issued share capital and reserves, excluding minority
 interests and any revaluation of assets and
intangible assets that are not supported by an
independent professional acceptable to the JSE
Limited, any general payment is made pro rata to all
shareholders; [Authority expires at the earlier of
the conclusion of the next AGM of the Company or 15
months from the passing of this ordinary resolution]

PROPOSAL #13O.7: Authorize the Directors of the                            ISSUER          YES          FOR               FOR
Company, in terms of Article 26.2 of the Articles of
Association of the Company to create and issue
convertible debentures, debenture stock, bonds or
other convertible instruments in respect of
120,000,000 ordinary shares of 0.5 cents each in the
capital of the Company, subject to a conversion
premium of not less than 20% above the volume-
weighted traded price of the shares in the Company
for the 3 trading days prior to pricing and to such
conversion and other terms and conditions as they may
 determine in their sole and absolute discretion, but
 subject at all times to the listings requirements

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STERLITE INDS INDIA LTD
  TICKER:                N/A             CUSIP:     Y8169X209
  MEETING DATE:          8/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the balance sheet as                       ISSUER          YES          FOR               FOR
at 31 MAR 2008 and the profit and loss account of the
 Company for the YE on that date and the report of
the Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on the equity shares                      ISSUER          YES          FOR               FOR
 for the FY 2007-2008

PROPOSAL #3.: Re-appoint Mr. Anil Agarwal as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Dwarkaprasad Agarwal as                       ISSUER          YES          FOR               FOR
a Director, who retires by rotation

PROPOSAL #5.: Re-appoint, pursuant to the provisions                       ISSUER          YES          FOR               FOR
of Section 224 and all other applicable provision, if
 any, of the Companies Act, 1956, M/s. Chaturvedi &
Shah, Chartered Accountants and M/s. Deloitte, Haskin
 & Sells, Chartered Accountants, as the Auditors of
the Company, to hold office from the conclusion of
this meeting until the conclusion of the next AGM of
the Company and authorize the Board of Directors to
fix their remuneration

PROPOSAL #6.: Appoint Mr. Kuldip Kumar Kaura as a                          ISSUER          YES          FOR               FOR
Director of the Company, who is not liable to retire
by rotation

PROPOSAL #7.: Re-appoint, in accordance with the                           ISSUER          YES          FOR               FOR
provisions of Sections 198, 269, 309, 310 and other
applicable provisions, if any, of the Companies Act,
1956 read with Schedule XIII thereof [including any
statutory modifications and re-enactment thereof, for
 the time being in force], the approval of the
Company, Mr. Kuldip Kumar Kaura as the Managing
Director & Chief Executive Officer of the Company
from 01 APR 2008 to 30 SEP 2008, upon the existing
terms and conditions including the remuneration as
specified and authorize the Board of Directors to
vary or increase the remuneration and perquisites
payable or to be provided to Mr. Kuldip Kumar Kaura,
including any monetary value thereof to the extent
the Board of Directors may consider appropriate and
to alter and vary the terms and conditions of the
agreement entered into by the Company with Mr. Kaura,
 as may be agreed between the Board of Directors and
Mr. Kuldip Kumar Kaura, and in the event of absence
or inadequacy of profits in any FY, the Company shall
 remunerate Mr. Kuldip Kumar Kaura, minimum
remuneration which will be by way of salary,
perquisites or any other allowance as mentioned in
the Agreement and in accordance with the applicable
provisions of the Companies Act, 1956; and authorize
the Board of Directors of the Company to do all such
acts, deeds and matters and things as in its absolute
 discretion it may consider necessary, expedient or
desirable to give effect to this resolution and also
to revise the remuneration of the Managing Director
within the limits stipulated in the Companies Act 1956

PROPOSAL #8.: Appoint Mr. Navin Agarwal as the                             ISSUER          YES          FOR               FOR
Director of the Company, who is not liable to retire
by rotation

PROPOSAL #9.: Re-appoint, in accordance with the                           ISSUER          YES          FOR               FOR
provisions of Sections 198, 269, 309, 310 and other
applicable provisions, if any, of the Companies Act,
1956 and Schedule XIII thereof [including any
statutory modifications and re-enactment thereof, for
 the time being in force], the approval of the
Company, Mr. Navin Agarwal as Whole-time Director,
designated as Executive Vice-Chairman of the Company
for a further period of 5 years with effect from 01
AUG 2008 to 31 JUL 2013, upon the terms and
conditions including the remuneration with effect
from 01 APR 2008 as specified to be entered into
between the Company and Mr. Navin Agarwal and
Explanatory Statement annexed hereto with authority
to the Board of Directors to vary or increase the
remuneration and perquisites payable or to be
provided to Mr. Navin Agarwal, including any monetary
 value thereof to the extent the Board of Directors
may consider appropriate and to alter and vary the
terms and conditions of the agreement entered into by
 the Company with Mr. Navin Agarwal, as may be agreed
 between the Board of Directors and Mr. Navin
Agarwal, in the event of absence or inadequacy of
profits in any FY the Company shall remunerate Mr.
Navin Agarwal, minimum remuneration which will be by
way of salary, perquisities or any other allowance as
 mentioned in the Agreement and in accordance with
the applicable provisions of the Companies Act, 1956

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STX PAN OCEAN CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y81718101
  MEETING DATE:          10/31/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Articles of Incorporation as                       ISSUER          YES          FOR               FOR
specified

PROPOSAL #2.: Approve the reverse stock split                              ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STX PAN OCEAN CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y81718101
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet, income                            ISSUER          YES          FOR               FOR
statement and statement of appropriation of retained
earnings for FYE 2008 and expected cash dividend: KRW
 365 per share

PROPOSAL #2.: Elect Mr. Sung Yub Choo as a Director;                       ISSUER          YES          FOR               FOR
re-appoint Messrs. Gun Suk Han, Duk Keun Cha, Dong
Moo Choi, Seng Chee Wong as Independent Directors

PROPOSAL #3.: Re-appoint Messrs. Gun Suk Han, Duk                          ISSUER          YES          FOR               FOR
Keun Cha, Dong Moo Choi, Seng Chee Wong as the
Members of the Audit Committee

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES        AGAINST           AGAINST
the Directors

PROPOSAL #5.: Appoint Messrs. Samjong KPMG as an                           ISSUER          YES          FOR               FOR
Auditor of the Company

PROPOSAL #6.: Amend the renewal to general mandate                         ISSUER          YES          FOR               FOR
for business with special related person

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STX PAN OCEAN CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y81718101
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the delegation on issuance                           ISSUER          YES          FOR               FOR
authority of stocks and any stock related Securities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STX SHIPBUILDING CO LTD
  TICKER:                N/A             CUSIP:     Y8177L106
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect 3 Directors and 2 Outside                              ISSUER          YES          FOR               FOR
Directors
PROPOSAL #4.: Elect the Auditor Committee Member                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUN PHARMACEUTICAL INDUSTRIES LTD
  TICKER:                N/A             CUSIP:     Y8523Y141
  MEETING DATE:          9/6/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the balance sheet as                       ISSUER          YES          FOR               FOR
at 31 MAR 2008, the profit & loss account for the YE
on that date and the reports of the Board of
Directors and the Auditors thereon

PROPOSAL #2.: Approve the payment of interim dividend                      ISSUER          YES          FOR               FOR
 on preference shares as final dividend and declare
dividend on equity shares

PROPOSAL #3.: Re-appoint Shri. S. Mohanchand Dadha as                      ISSUER          YES          FOR               FOR
 a Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri. Sailesh T. Desai as a                       ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Messrs. Deloitte Haskins &                        ISSUER          YES          FOR               FOR
Sells, Chartered Accountants, Mumbai as the Auditors
of the Company and authorize the Board of Directors
to fix their remuneration

PROPOSAL #6.: Approve to reclassify the authorized                         ISSUER          YES          FOR               FOR
share capital of the Company from INR 1500,000,000
consisting of equity share capital of INR
1475,000,000 divided into 295,000,000 equity shares
of INR 5 each and preference share capital of INR
25,000,000 divided into 25,000,000 preference shares
of INR 1 each to INR 1500,000,000 divided into
300,000,000 equity shares of INR 5 each and
consequently amend Clause V of the Memorandum of
Association of the Company relating to share capital

PROPOSAL #S.7: Amend, in pursuance to the provisions                       ISSUER          YES          FOR               FOR
of Section 31 and all other applicable provisions, if
 any, of the Companies Act, 1956, the Clause 4 of the
 Articles of Association of the Company as specified

PROPOSAL #S.8: Re-appoint, in accordance with the                          ISSUER          YES          FOR               FOR
provisions of Sections 198, 269, 309, 310, 311, 314
and other applicable provisions, if any, of the
Companies Act, 1956 read with Schedule XIII to the
Companies Act, 1956 and subject to such Sanction[s]
as may be necessary in law, Shri Sudhir V. Valia, as
the Whole-Time Director of the Company for a further
period of 5 years effective from 01 APR 2009 to 31
MAR 2014, on the terms and conditions [including the
remuneration to be paid to him in the event of loss
or inadequacy of profits in any FY during the
aforesaid period] as specified is hereby specifically
 sanctioned which shall be deemed to form part
hereof, with liberty to the Board of Directors to
alter, vary and modify the terms and conditions of
the said appointment and/or agreement, in such manner
 as may be agreed to between the Board of Directors
and Shri Sudhir V. Valia within and in accordance
with the limits prescribed in Schedule XIII of the
Companies Act, 1956 or any amendment thereto and if
necessary, as may be agreed to between the Central
Government and the Board of Directors and acceptable
to Shri Sudhir V. Valia; authorize the Board of
Directors, in the event of any statutory amendments,
modifications or relaxation by the Central Government
 to Schedule XIII to the Companies Act, 1956, to vary
 or increase the remuneration [including the minimum
remuneration], that is, the salary, commission,
perquisites, allowances, etc within such prescribed
limit or ceiling and the aforesaid draft agreement
between the Company and Shri Sudhir V. Valia be
suitably amended to give effect to such modification,
 relaxation or variation, subject to such approvals
as may be required by law; and authorize the Board of
 Directors of the Company to take such steps
expedient or desirable to give effect to this

PROPOSAL #S.9: Re-appoint, in accordance with the                          ISSUER          YES          FOR               FOR
provisions of Sections 198, 269, 309, 310, 311 and
other applicable provisions, if any, of the Companies
 Act, 1956 read with Schedule XIII to the Companies
Act, 1956 and subject to such Sanction[s] as may be
necessary in law, Shri Sailesh T. Desai, as the
Whole-Time Director of the Company for a further
period of 5 years effective from 01 APR 2009 to 31
MAR 2014, on the terms and conditions [including the
remuneration to be paid to him in the event of loss
or inadequacy of profits in any FY during the
aforesaid period] as specified is hereby specifically
 sanctioned with liberty to the Board of Directors to
 alter, vary and modify the terms and conditions of
the said appointment and/or agreement, in such manner
 as may be agreed to between the Board of Directors
and Shri Sailesh T. Desai within and in accordance
with the limits prescribed in Schedule XIII of the
Companies Act, 1956 or any amendment thereto and if
necessary, as may be agreed to between the Central
Government and the Board of Directors and acceptable
to Shri Sailesh T. Desai; authorize the Board of
Directors, in the event of any statutory amendments,
modifications or relaxation by the Central Government
 to Schedule XIII to the Companies Act, 1956, to vary
 or increase the remuneration [including the minimum
remuneration], that is, the salary, commission,
perquisites, allowances, etc within such prescribed
limit or ceiling and the aforesaid draft agreement
between the Company and Shri Sailesh T. Desai be
suitably amended to give effect to such modification,
 relaxation or variation, subject to such approvals
as may be required by law; and authorize the Board of
 Directors of the Company to take such steps
expedient or desirable to give effect to this

PROPOSAL #S.10: Authorize, pursuant to Section 314                         ISSUER          YES          FOR               FOR
and other applicable provisions, if any, of the
Companies Act, 1956 including statutory modification
or re-enactment thereof for the time being in force
and as may be enacted from time to time and subject
to such approvals, permissions and sanctions, if
required and as may be necessary, the consent of the
Company, Shri Aalok D. Shanghvi, who is a relative of
 a Director to hold an office or place of profit
under the Company as a Product Executive or with such
 designation as the Board of Directors of the Company
 may, from time to time, decide upon a monthly basic
salary and other allowances, benefits, amenities and
facilities with effect from 01 FEB 2008 upto the
monthly remuneration of INR 50,000 or such other
permissible total monthly remuneration that may be
prescribed in this behalf from time to time under
Section 314 of the Companies Act, 1956 and authorize,
 pursuant to Section 314 and other applicable
provisions, if any, of the Companies Act, 1956
including statutory modification or re-enactment
thereof for the time being in force and as may be
enacted from time to time, the Directors' Relatives
[Office or Place of Profit] Rules, 2003 and as
recommended/approved by the Selection Committee at
its Meeting held on 30 MAY 2008 and subject to such
approvals including the approval of the Central
Government, as may be required, the consent of the
Company, Shri. Aalok D. Shanghvi, who is a relative
of a Director to hold an office or place of profit
under the Company as a Product Executive or with such
 designation as the Board of Directors of the Company
 may, from time to time, decide, for his appointment
and revision of his remuneration for a period of five
 years from 01 APR 2009, upto a maximum remuneration
[excluding reimbursement of expenses, if any] of INR
20,00,000 per annum as specified which shall be
deemed to form part hereof with liberty and authorize
 the Board of Directors to alter and vary the terms
and conditions of the said appointment and
remuneration from time to time and to promote him to
higher cadres and/or to sanction him increments
and/or accelerated increments within the said cadre
or higher cadre as and when the Board of Directors
deem fit, subject, however, to the rules and
regulations of the Company, in force, from time to
time, including with the approval of the Central
Government, as may be required, pursuant to the
provisions of Section 314(1B) and other applicable -
provisions of the Companies Act, 1956 and to take,
perform and execute such further steps, acts, deeds
and matters, as may be necessary, proper or expedient
 to give effect to this resolution and to agree to
such modification and/or variation as may be

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SURGUTNEFTEGAZ JSC
  TICKER:                N/A             CUSIP:     868861204
  MEETING DATE:          6/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the OJSC Surgutneftegas annual                       ISSUER          YES          FOR               FOR
report for 2008

PROPOSAL #2.: Approve the OJSC Surgutneftegas annual                       ISSUER          YES          FOR               FOR
accounting statements, including profit and loss
statements for 2008

PROPOSAL #3.: Approve the distribution of profit                           ISSUER          YES          FOR               FOR
[loss] of the OJSC Surgutneftegas for 2008, declare a
 dividend payment for 2008: for a preferred share of
OJSC Surgutneftegas 1.326 rubles, for an ordinary
share of OJSC Surgutneftegas 0.6 rubles; dividend
payment shall be carried out in accordance with the
procedure recommended by the Board of Directors, the
date when dividend payment is commenced is 01 JUL
2009, the date when dividend payment is terminated is
 26 AUG 2009

PROPOSAL #4.1: Elect Ananiev Sergei Alekseevich as a                       ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #4.2: Elect Bogdanov Vladimir Leonidovich as                      ISSUER          YES          FOR               FOR
 a Board of Director

PROPOSAL #4.3: Elect Bulanov Alexander Nikolaevich as                      ISSUER          YES          FOR               FOR
 a Board of Director

PROPOSAL #4.4: Elect Gorbunov Igor Nikolaevich as a                        ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #4.5: Elect Druchinin Vladislav Egorovich as                      ISSUER          YES          FOR               FOR
 a Board of Director

PROPOSAL #4.6: Elect Egorov Oleg Yurievich as a Board                      ISSUER          YES          FOR               FOR
 of Director

PROPOSAL #4.7: Elect Erokhin Vladimir Petrovich as a                       ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #4.8: Elect Matveev Nikolai Ivanovich as a                        ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #4.9: Elect Medvedev Nikolai Yakovlevich as                       ISSUER          YES          FOR               FOR
a Board of Director

PROPOSAL #4.10: Elect Rezyapov Alexander Filippovich                       ISSUER          YES          FOR               FOR
as a Board of Director

PROPOSAL #5.1: Elect Komarova Valentina Panteleevna                        ISSUER          YES          FOR               FOR
as a Member of the Auditing Committee of OJSC
Surgutneftegas

PROPOSAL #5.2: Elect Oleynik Tamara Fedorovna as a                         ISSUER          YES          FOR               FOR
Member of the Auditing Committee of OJSC

PROPOSAL #5.3: Elect Pozdnyakova Vera Aleksandrovna                        ISSUER          YES          FOR               FOR
as a Member of the Auditing Committee of OJSC
Surgutneftegas

PROPOSAL #6.: Approve the Limited Liability Company                        ISSUER          YES          FOR               FOR
Rosekspertiza as the Auditor of the OJSC

PROPOSAL #7.: Approve the transactions which may be                        ISSUER          YES        AGAINST           AGAINST
conducted in the future between the OJSC
Surgutneftegas and its affiliated parties in the
course of general business activity of OJSC
Surgutneftegas, provided that the above-mentioned
transactions comply with the following requirements:
the transaction is aimed at performing the types of
activities stipulated by the Charter of OJSC
Surgutneftegas and the amount of transaction is
within the amount of the transaction the individual
executive body of OJSC Surgutneftegas is entitled to
perform in compliance with the Federal Law On Joint
Stock Companies, this resolution remains valid till
the OJSC Surgutneftegas AGM meeting for 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SURGUTNEFTEGAZ JSC
  TICKER:                N/A             CUSIP:     X8799U113
  MEETING DATE:          6/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report as of FY 2008                      ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the annual accounting report,                        ISSUER          YES          FOR               FOR
the profit and losses report as of FY 2008

PROPOSAL #3.: Approve the distribution of profit and                       ISSUER          YES          FOR               FOR
losses, the dividend payments at RUB 0.6 per ordinary
 share and RUB 1.326 per preferred share as of 2008 FY

PROPOSAL #4.: Elect the Board of Directors                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect the Audit Commission                                   ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the Auditor                                          ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the series of transactions with                      ISSUER          YES        AGAINST           AGAINST
 an interest

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUZANO PAPEL E CELULOSE S A
  TICKER:                N/A             CUSIP:     P06768165
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors' report,                      ISSUER          NO           N/A               N/A
 the Company's consolidated financial statements and
of the Finance Committee opinion report for the FYE
31 DEC 2008

PROPOSAL #2.: Destination of the YE results of 2008                        ISSUER          NO           N/A               N/A

PROPOSAL #3.: Elect the Members of the Finance                             ISSUER          YES          FOR               FOR
Committee and approve to set their remuneration

PROPOSAL #4.: To set the Directors and Board of                            ISSUER          NO           N/A               N/A
Directors remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SYNNEX TECHNOLOGY INTERNATIONAL CORP
  TICKER:                N/A             CUSIP:     Y8344J109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
[proposed cash dividend: TWD 1.3 per share]

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings [proposed stock dividend:100
shares for 1,000 shares held]

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement, guarantee, and monetary loans

PROPOSAL #B.5.1: Elect Mr. Matthew Feng Chiang Miau,                       ISSUER          YES          FOR               FOR
Shareholder No. 337, as a Director

PROPOSAL #B.5.2: Elect Mr. Tu Shu Wu, Shareholder No.                      ISSUER          YES          FOR               FOR
 99, as a Director

PROPOSAL #B.5.3: Elect Mitac Incorporation,                                ISSUER          YES          FOR               FOR
Shareholder No. 2, Representative: Mr. Kou Yun as a
Director

PROPOSAL #B.5.4: Elect Mitac Incorporation,                                ISSUER          YES          FOR               FOR
Shareholder No. 2  Representative: Mr. Yang Shih
Chien as a Director

PROPOSAL #B.5.5: Elect Tsu Fung Investment Co.,                            ISSUER          YES          FOR               FOR
Shareholder No. 100264, Representative: Mr. Ching Hu
Shih, as a Director

PROPOSAL #B.5.6: Elect Lien Hwa Industrial Corp.,                          ISSUER          YES          FOR               FOR
Shareholder No. 119603, Representative: Mr. Chou The
Chien as a Supervisor

PROPOSAL #B.5.7: Elect Lien Hwa Industrial                                 ISSUER          YES          FOR               FOR
Corporation, Shareholder No. 119603, Representative:
Mr. Yang Hsiang Yun as a Supervisor

PROPOSAL #B.6: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.7: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIHAN ELECTRIC WIRE CO LTD
  TICKER:                N/A             CUSIP:     Y8373R105
  MEETING DATE:          1/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Articles of Incorporation                          ISSUER          YES        ABSTAIN           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIHAN ELECTRIC WIRE CO LTD
  TICKER:                N/A             CUSIP:     Y8373R105
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Outside Directors                                  ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Elect the Auditor Committee Member                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAISHIN FINL HLDG CO LTD
  TICKER:                N/A             CUSIP:     Y84086100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The operating reports for year 2008                         ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The Company's 2006 and 2007 revised                         ISSUER          NO           N/A               N/A
financial statements and 2008 accounting statements
audit report have been reviewed by the Supervisors

PROPOSAL #A.3: The same person or the same affiliate                       ISSUER          NO           N/A               N/A
who intends to possess more than the designated rate
of total voting shares of the same FHC report

PROPOSAL #B.1: Ratify the Company's 2006 revised                           ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Ratify the Company's 2007 revised                           ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.3: Ratify the operating reports and                            ISSUER          YES          FOR               FOR
financial statements for year 2008

PROPOSAL #B.4: Ratify the accumulated loss                                 ISSUER          YES          FOR               FOR
reimbursement for 2008

PROPOSAL #B.5: Approve the execution of capital                            ISSUER          YES          FOR               FOR
deduction through cancellation of shares outstanding
to reimburse losses accumulated in 2008

PROPOSAL #B.6: Amend the Articles of Incorporation                         ISSUER          YES          FOR               FOR

PROPOSAL #B.7: Approve the Taishin Holdings Plan to                        ISSUER          YES          FOR               FOR
execute its subsidiary, Taishin Securities Co. Ltd.,
100% equity shares

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIWAN BUSINESS BANK
  TICKER:                N/A             CUSIP:     Y8414R106
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve the disbursement of                                 ISSUER          YES          FOR               FOR
remuneration to the Independent Directors

PROPOSAL #B41.1: Elect Mr. Joseph N. Tsai                                  ISSUER          YES          FOR               FOR
[Representative of the Ministry of Finance],
Shareholder No: 85515 as a Director

PROPOSAL #B41.2: Elect Mr. Jack S. Huang                                   ISSUER          YES          FOR               FOR
[Representative of the Ministry of Finance],
Shareholder No: 85515 as a Director

PROPOSAL #B41.3: Elect Mr. Lee Chun-Sheng                                  ISSUER          YES          FOR               FOR
[Representative of the Ministry of Finance],
Shareholder No: 85515 as a Director

PROPOSAL #B41.4: Elect Mr. Chiang Shih Tien                                ISSUER          YES          FOR               FOR
[Representative of Bank of Taiwan], Shareholder No:
1002 as a Director

PROPOSAL #B41.5: Elect Mr. Chiang Chih-Jen                                 ISSUER          YES          FOR               FOR
[Representative of Bank of Taiwan], Shareholder No:
1002 as a Director

PROPOSAL #B41.6: Elect Mr. Hung Hsien Ming                                 ISSUER          YES          FOR               FOR
[Representative of Bank of Taiwan], Shareholder No:
1002 as a Director

PROPOSAL #B42.1: Elect Mr. Len-Yu Liu, ID No:                              ISSUER          YES          FOR               FOR
L120552347 as a Independent Director

PROPOSAL #B42.2: Elect Mr. Tsai-Yuan Lin, ID No:                           ISSUER          YES          FOR               FOR
E101089242 as a Independent Director

PROPOSAL #B42.3: Elect Mr. Leonard F.S. Wang, ID No:                       ISSUER          YES          FOR               FOR
S100074640 as a Independent Director

PROPOSAL #B43.1: Elect Mr. Jui-Yun Lin                                     ISSUER          YES          FOR               FOR
[Representative of Mega Holdings], Shareholder No:
230354 as a Supervisor

PROPOSAL #B43.2: Elect Mr. Yung-Ming Cheng                                 ISSUER          YES          FOR               FOR
[Representative of Mega Holdings], Shareholder No:
230354 as a Supervisor

PROPOSAL #B43.3: Elect Mr. Shen-Tian Chen                                  ISSUER          YES          FOR               FOR
[Representative of Land Bank of Taiwan], Shareholder
No: 10409 as a Supervisor

PROPOSAL #B.5: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIWAN CEMENT CORP
  TICKER:                N/A             CUSIP:     Y8415D106
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations and                            ISSUER          NO           N/A               N/A
financial statements

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.32 per share

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B6.1A: Elect Heng Qiang Investment Co., Ltd                      ISSUER          YES          FOR               FOR
 Shareholder No: 20420700 Representative: Mr. Koo
Cheng Yun as a Director

PROPOSAL #B6.1B: Elect Fu Pin Investment Co., Ltd                          ISSUER          YES          FOR               FOR
Shareholder No: 20420701 Representative: Mr. Chang An
 Ping as a Director

PROPOSAL #B6.1c: Elect Chinatrust Investment Co., Ltd                      ISSUER          YES          FOR               FOR
 Shareholder No: 20083257 Representative: Mr. Yeh
Ming Hsun as a Director

PROPOSAL #B6.1D: Elect China Synthetic Rubber Corp.                        ISSUER          YES          FOR               FOR
Shareholder No: 20055830 Representative: Mr. Kenneth
C.M. Lo as a Director

PROPOSAL #B6.1E: Elect Heng Qiang Investment Co., Ltd                      ISSUER          YES          FOR               FOR
 Shareholder No: 20420700 Representative: Mr. Hsieh
Chi Chia as a Director

PROPOSAL #B6.1F: Elect Goldsun Development and                             ISSUER          YES          FOR               FOR
Construction Co., Ltd Shareholder No: 20011612
Representative: Mr. Lin Ming Sheng as a Director

PROPOSAL #B6.1G: Elect Ching Yuan Investment Co., Ltd                      ISSUER          YES          FOR               FOR
 Shareholder No:20052240 Representative: Mr. Chen
Chien Tong as a Director

PROPOSAL #B6.1H: Elect Xin Hope Investment Co., Ltd                        ISSUER          YES          FOR               FOR
Shareholder No:20074832 Representative: Mr. Chang
Yong as a Director

PROPOSAL #B6.1I: Elect Daw Yuan Investment                                 ISSUER          YES          FOR               FOR
Corporation Shareholder No: 20058191 Representative:
Mr. Chen Teh-Jen as a Director

PROPOSAL #B6.1J: Elect Hope Enterprises Co., Ltd.                          ISSUER          YES          FOR               FOR
Shareholder No: 20053196 Representative: Mr. Wang
Paul P. as a Director

PROPOSAL #B6.1K: Elect Shinkong Synthetic Fiber                            ISSUER          YES          FOR               FOR
Corporation Shareholder No: 20042730 Representative:
Mr. Wu Eric T. as a Director

PROPOSAL #B6.1L: Elect Heng Qiang Investment Co., Ltd                      ISSUER          YES          FOR               FOR
 Shareholder No: 20420700 Representative: Mr. John T.
 Yu as a Director

PROPOSAL #B6.1M: Elect Fu Pin Investment Co., Ltd                          ISSUER          YES          FOR               FOR
Shareholder No: 20420701 Representative: Ms. Jennifer
 Lin, Esq as the Director

PROPOSAL #B6.1N: Elect Fu Pin Investment Co., Ltd                          ISSUER          YES          FOR               FOR
Shareholder No: 20420701 Representative: Mr. Shan
Weijian as the Director

PROPOSAL #B6.1O: Elect Sishan Investment Co., Ltd                          ISSUER          YES          FOR               FOR
Shareholder No: 20391964 Representative: Mr. Lin Nan
Chou as the Director

PROPOSAL #B6.2A: Elect Tong Yang Chia Hsin                                 ISSUER          YES          FOR               FOR
International Corporation Shareholder No: 20457108
Representative: Mr. Chang Yung Ping as a Supervisor

PROPOSAL #B6.2B: Elect Chien Kuo Construction Co.,                         ISSUER          YES          FOR               FOR
Ltd. Shareholder No: 20037719 Representative: Mr.
Chen Chi Te as a Supervisor

PROPOSAL #B6.2C: Elect Koo Foundation Shareholder No:                      ISSUER          YES          FOR               FOR
 20178935 Representative: Mr. Chao Koo Hwai-Chen as a
 Supervisor

PROPOSAL #B.7: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIWAN COOPERATIVE BANK
  TICKER:                N/A             CUSIP:     Y83749104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stocks                       ISSUER          NO           N/A               N/A
employees

PROPOSAL #A.4: The status of transferring buyback                          ISSUER          NO           N/A               N/A
treasury stocks to employees

PROPOSAL #A.5: The establishment for the rules of the                      ISSUER          NO           N/A               N/A
 Board meeting

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 dividend profit                            ISSUER          YES          FOR               FOR
distribution, proposed cash dividend TWD 0.8 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the rules of the                          ISSUER          YES          FOR               FOR
election of the Directors and the Supervisors

PROPOSAL #B.5: Extemporary motions                                         ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIWAN FERTILIZER CO LTD
  TICKER:                N/A             CUSIP:     Y84171100
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The establishment of the code of                            ISSUER          NO           N/A               N/A
conduct
PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.8 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B51.1: Elect Council of Agriculture,                             ISSUER          YES          FOR               FOR
Shareholder No: 17316, Representative: Mr. Jung-Chi
Chung as a Director

PROPOSAL #B51.2: Elect Council of Agriculture,                             ISSUER          YES          FOR               FOR
Shareholder No: 17316, Representative: Mr. Sing-Hwa
Hu as a Director

PROPOSAL #B51.3: Elect Council of Agriculture,                             ISSUER          YES          FOR               FOR
Shareholder No: 17316, Representative: Mr. Fang-Xung
Ye as a Director

PROPOSAL #B51.4: Elect Council of Agriculture,                             ISSUER          YES          FOR               FOR
Shareholder No: 17316, Representative: Mr.  Shi-Yu Li
 as a Director

PROPOSAL #B51.5: Elect Council of Agriculture,                             ISSUER          YES          FOR               FOR
Shareholder No: 17316, Representative: Mr. Sheng-Feng
 You as a Director

PROPOSAL #B51.6: Elect Mr. Chang-Hai Tasi,                                 ISSUER          YES          FOR               FOR
Shareholder No: 214242 as a Director

PROPOSAL #B52.1: Elect Chunghwa Post Co., Ltd,                             ISSUER          YES          FOR               FOR
Shareholder No: 163375, Representative: Mr. Chiung-
Ying Lin as a Supervisor

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIWAN GLASS IND CORP
  TICKER:                N/A             CUSIP:     Y8420M109
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports and                      ISSUER          NO           N/A               N/A
 financial statements

PROPOSAL #A.3: To report the status of investment                          ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.2 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings proposed stock dividend 30 for
 1000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the rules to the                          ISSUER          YES          FOR               FOR
election of the Directors and Supervisors

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.8: Elect the Directors and Supervisors                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.9: Grant discharge the prohibition                             ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.10: Extraordinary motions                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIWAN MOBILE CO LTD
  TICKER:                N/A             CUSIP:     Y84153215
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of the 2008 local unsecured                      ISSUER          NO           N/A               N/A
 convertible bonds

PROPOSAL #A.4: The status of buyback treasury stocks                       ISSUER          NO           N/A               N/A
and conditions of transferring to employees

PROPOSAL #A.5: The proposal of merger with Transasia                       ISSUER          NO           N/A               N/A
Telecommunications [unlisted]

PROPOSAL #A.6: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports                           ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
[proposed cash dividend: TWD 4.7 per share]

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.5: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIWAN SECOM
  TICKER:                N/A             CUSIP:     Y8461H100
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: To report 2008 operation report                             ISSUER          NO           N/A               N/A

PROPOSAL #1.2: To report Supervisors review of year                        ISSUER          NO           N/A               N/A
2008 financial report

PROPOSAL #1.3: To report the approving and execution                       ISSUER          NO           N/A               N/A
status of internal control system

PROPOSAL #1.4: To report the status of assets                              ISSUER          NO           N/A               N/A
impairment

PROPOSAL #2.1: Approve the recognition of 2008                             ISSUER          YES          FOR               FOR
financial report

PROPOSAL #2.2: Approve the recognition of 2008                             ISSUER          YES          FOR               FOR
earning distributions [cash dividend TWD 3 per share]

PROPOSAL #3.1: Approve to revise the rules for                             ISSUER          YES          FOR               FOR
lending funds to other parties and endorsement

PROPOSAL #4.: Extemporary motions                                          ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIWAN SEMICONDUCTOR MFG CO  LTD
  TICKER:                N/A             CUSIP:     Y84629107
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Chairman's Address                                           ISSUER          YES          FOR               FOR

PROPOSAL #2.1: To report the business of 2008                              ISSUER          NO           N/A               N/A

PROPOSAL #2.2: Audit Committee's review report                             ISSUER          NO           N/A               N/A

PROPOSAL #2.3: To report the implementation of shares                      ISSUER          NO           N/A               N/A
 buyback

PROPOSAL #2.4: To report TSMC's Merger of its 100%                         ISSUER          NO           N/A               N/A
owned subsidiary - Hsin Ruey Investment Co. Ltd

PROPOSAL #3.1: Approve to accept the 2008 business                         ISSUER          YES          FOR               FOR
report and financial statements

PROPOSAL #3.2: Approve the proposal for distribution                       ISSUER          YES          FOR               FOR
of 2008 profits

PROPOSAL #3.3: Approve the capitalization of 2008                          ISSUER          YES          FOR               FOR
dividends, 2008 employee profit sharing, and capital
surplus

PROPOSAL #3.4.A: Approve to revise the procedures for                      ISSUER          YES          FOR               FOR
 lending funds to other parties

PROPOSAL #3.4.B: Approve to revise the procedures for                      ISSUER          YES          FOR               FOR
 endorsement and guarantee

PROPOSAL #4.1: Elect Mr. Morris Chang as a Chairman                        ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Elect Mr. F.C. Tseng as a Vice Chairman                     ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Elect Mr. Rick Tsai as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Elect Mr. Yuan Tain-Jy-Chen as a                            ISSUER          YES          FOR               FOR
Director, Representative of National Development
Fund, Executive

PROPOSAL #4.5: Elect Sir. Peter Leahy Bonfield as an                       ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #4.6: Elect Mr. Stan Shih as an Independent                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.7: Elect Mr. Carleton Sneed Florina as an                      ISSUER          YES          FOR               FOR
 Independent Director

PROPOSAL #4.8: Elect Mr. Thomas J. Engibous as an                          ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #5.: Other business and special motion                            ISSUER          NO           N/A               N/A

PROPOSAL #6.: Meeting adjourned                                            ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIWAN SEMICONDUCTOR MFG. CO. LTD.
  TICKER:                TSM             CUSIP:     874039100
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO ACCEPT 2008 BUSINESS REPORT AND                           ISSUER          YES          FOR               FOR
FINANCIAL STATEMENTS

PROPOSAL #02: TO APPROVE THE PROPOSAL FOR                                  ISSUER          YES          FOR               FOR
DISTRIBUTION OF 2008 PROFITS

PROPOSAL #03: TO APPROVE THE CAPITALIZATION OF 2008                        ISSUER          YES          FOR               FOR
DIVIDENDS, 2008 EMPLOYEE PROFIT SHARING, AND CAPITAL
SURPLUS

PROPOSAL #04: TO REVISE INTERNAL POLICIES AND RULES                        ISSUER          YES          FOR               FOR
AS FOLLOWS: (A) PROCEDURES FOR LENDING FUNDS TO OTHER
 PARTIES (B) PROCEDURES FOR ENDORSEMENT AND GUARANTEE

ELECTION OF DIRECTOR: MR. MORRIS CHANG                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. F.C. TSENG                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. RICK TSAI                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. TAIN-JY CHEN                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SIR P. LEAHY BONFIELD                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. STAN SHIH                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MS. CARLY FIORINA                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. THOMAS J ENGIBOUS                                ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAM SA
  TICKER:                N/A             CUSIP:     P8947T132
  MEETING DATE:          10/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect a new member of the Board of                           ISSUER          YES          FOR               FOR
Directors, bearing in mind the resignation tendered
by one of its members

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAM SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P8947T132
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: To receive the Administrators accounts,                      ISSUER          NO           N/A               N/A
 to examine, discuss and vote on the financial
statements accompanied by the Independent Auditors
report regarding the FYE on 31 DEC 2008

PROPOSAL #B.: To decide concerning the allocation of                       ISSUER          NO           N/A               N/A
the results from the FY

PROPOSAL #C.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors, respecting the minimum percentage of 20%
of Independent Members of the Board of Directors, in
accordance with the Corporate Governance
differentiated practices regulation level 2 of the
Sao Paulo Stock Exchange Bovespa, as well as to
decide concerning the total remuneration of the Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TANJONG PLC
  TICKER:                N/A             CUSIP:     G8668W116
  MEETING DATE:          7/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and the                            ISSUER          YES          FOR               FOR
audited financial statements of the Company and of
the Group for the YE 31 JAN 2008 and the reports of
the Directors and the Auditors thereon

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 JAN 2008 as set out on pages 51
to 54 of the annual report

PROPOSAL #3.: Declare a final dividend of 34 sen                           ISSUER          YES          FOR               FOR
gross per share less Malaysian income tax at 25% in
respect of the YE 31 JAN 2008

PROPOSAL #4.: Re-elect Mr. Dato' Robert Cheim Dau                          ISSUER          YES          FOR               FOR
Meng as a Director of the Company, pursuant to
Article 74 of the Articles of Association, who
retires by rotation in accordance with Articles 76
and 77 of the Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Dato' Larry Gan Nyap Liou                       ISSUER          YES          FOR               FOR
@ Gan Nyap Liow as a Director of the Company,
pursuant to Article 74 of the Articles of
Association, who retires by rotation in accordance
with Articles 76 and 77 of the Company's Articles of

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company and authorize the
Directors to set their remuneration

PROPOSAL #7.: Authorize the Directors, to allot                            ISSUER          YES          FOR               FOR
relevant securities [Section 80 of the Companies Act
1985 of Great Britain] up to an aggregate nominal
amount of GBP 3,024,420.90; [Authority expires at the
 conclusion of the next AGM of the Company]; and the
Directors may allot relevant securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.8: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
the passing of Resolution 7, pursuant to Section 95
of the Companies Act 1985 of Great Britain, to allot
equity securities [Section 94 of the said Act] for
cash pursuant to the authority conferred by
Resolution 7 and/or where such allotment constitutes
an allotment of equity securities by virtue of
Section 94(3A) of the said Act, disapplying the
statutory pre-emption rights [Section 89(1) of the
Act], provided that this power is limited to the
allotment of equity securities: i) in connection with
 a rights issue, open offer or any other pre-emptive
offer or a scrip dividend alternative in favor of
ordinary shareholders [excluding any shareholder
holding shares as treasury shares; and ii) up to an
aggregate nominal amount of GBP 3,024,420.90;
[Authority expires at the Company's next AGM]; and
the Directors may allot equity securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.9: Adopt the Articles of Association                           ISSUER          YES          FOR               FOR
produced to the meeting and initialed by the Chairman
 of the meeting for the purpose of identification, as
 the Articles of Association of the Company in
substitution for, and to the exclusion of, the
existing Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TATA COMMUNICATIONS LTD
  TICKER:                N/A             CUSIP:     Y9371X128
  MEETING DATE:          8/2/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the balance sheet of                       ISSUER          YES          FOR               FOR
the Company as on 31 MAR 2008, the audited profit and
 loss account for the YE on that date, the Auditors
Report thereon and the report of the Board of

PROPOSAL #2.: Declare a dividend for the FY 2007-2008                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Mr. P.V. Kalyanasundaram as                       ISSUER          YES          FOR               FOR
a Director, who retires by rotation at this AGM

PROPOSAL #4.: Re-appoint Dr. V.R.S Sampath as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation at this AGM

PROPOSAL #5.: Re-appoint Mr. Amal Ganguli as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation at this AGM

PROPOSAL #6.: Appoint Mr. Arun Gandhi as a Director,                       ISSUER          YES          FOR               FOR
liable to retire by rotation

PROPOSAL #S.7: Appoint, pursuant to Section 224 A and                      ISSUER          YES          FOR               FOR
 other applicable provisions, if any, of the
Companies Act, 1956, M/S S.B. Billimoria & Co.,
Chartered Accountants as the Statutory Auditors of
the Company to hold office from the conclusion of
this AGM until the conclusion of the next AGM;
approve to examine and audit the accounts of the
Company for the FY 2008-2009 on such remuneration as
may be mutually agreed upon between the Board of
Directors and the Auditors, plus reimbursement of
service tax, traveling and out of pocket expenses;
and authorize the Auditors of the Company to carry
out [either themselves or through qualified
associates] the audit of the Company's accounts
maintained at all its branches and establishments
[whether now existing or acquired during the FYE 31

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TATA CONSULTANCY SERVICES LTD
  TICKER:                N/A             CUSIP:     Y85279100
  MEETING DATE:          7/1/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited profit                       ISSUER          YES          FOR               FOR
and loss account for the YE 31 MAR 2008 and the
balance sheet as at that date together with the
report of the Board of Directors and the Auditors

PROPOSAL #2.: Approve the payment of interim                               ISSUER          YES          FOR               FOR
dividends on the equity shares for the year 2007-2008
 and declare a final dividend for the year 2007-2008
on equity shares

PROPOSAL #3.: Declare a dividend for the year 2007-                        ISSUER          YES          FOR               FOR
2008 on Redeemable Preference Shares

PROPOSAL #4.: Re-appoint Mr. R.N. Tata as a Director,                      ISSUER          YES          FOR               FOR
 who retires by rotation

PROPOSAL #5.: Re-appoint Mr. V. Thyagarajan as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Appoint Messrs. Deloitte Haskins &                           ISSUER          YES          FOR               FOR
Sells, Chartered Accountants as the Auditors of the
Company, subject to the Provisions of Sections 224,
225 and other applicable Provisions, if any of the
Companies Act, 1956, to hold Office from the
conclusion of this AGM upto the conclusion of the
next AGM of the Company, in place of the retiring
Auditors Messrs. S.B. Billimoria & Company, Chartered
 Accountants, to examine and audit the accounts of
the Company for the FY 2008-2009 at such remuneration
 as may be mutually agreed between the Board of
Directors of the Company and the Auditors, plus
service tax, out-of-pocket, traveling and living

PROPOSAL #7.: Appoint Mr. N. Chandrasekaran as an                          ISSUER          YES          FOR               FOR
Additional Director of the Company by the Board of
Directors, with effect from 06 SEP 2007 and who holds
 Office upto the date of this AGM of the Company in
terms of Section 260 of the Companies Act, 1956 [Act]
 and in respect of whom the Company has received a
notice in writing from a Member under Section 257 of
the Act proposing his candidature for the Office of
Director of the Company

PROPOSAL #8.: Appoint Mr. S. Mahalingam as an                              ISSUER          YES          FOR               FOR
Additional Director of the Company by the Board of
Directors, with effect from 06 SEP 2007 and who holds
 Office upto the date of this AGM of the Company in
terms of Section 260 of the Companies Act, 1956 [Act]
 and in respect of whom the Company has received a
notice in writing from a Member under Section 257 of
the Act proposing his candidature for the Office of
Director of the Company

PROPOSAL #9.: Appoint Mr. Phiroz Vandrevala as an                          ISSUER          YES          FOR               FOR
Additional Director of the Company by the Directors
of the Company with effect from 07 SEP 2007 and who
holds Office upto the date of this AGM of the Company
 in terms of Section 260 of the Companies Act, 1956
[Act] and in respect of whom the Company has received
 a notice in writing from a Member under Section 257
of the Act proposing his candidature for the Office
of Director of the Company

PROPOSAL #10.: Approve the appointment and terms of                        ISSUER          YES          FOR               FOR
remuneration of Mr. N. Chandrasekaran as the
Executive Director and Chief Operating Officer of the
 Company for a period of 5 years with effect from 06
SEP 2007 upon the terms and conditions as specified,
pursuant to the provisions of Sections 198, 269, 309,
 and other applicable Provisions, if any of the
Companies Act, 1956 as amended or re-enacted from
time to time, read with Schedule XIII to the Act,
this AGM, including the remuneration to be paid in
the event of loss or inadequacy of profits in any FY
with liberty to the Board of Directors to alter and
vary the terms and conditions of the said appointment
 in such manner as may be agreed to between the Board
 of Directors and Mr. N. Chandrasekaran

PROPOSAL #11.: Approve the appointment and terms of                        ISSUER          YES          FOR               FOR
remuneration of Mr. S. Mahalingam as the Executive
Director and Chief Financial Officer of the Company
for a period of 5 years with effect from 06 SEP 2007
upon the terms and conditions as specified, pursuant
to the provisions of Sections 198, 269, 309 and other
 applicable provisions, if any,of the Companies Act,
1956 [Act] as amended or re-enacted from time to
timem read with Schedule XIII to the Act, including
the remuneration to be paid in the event of loss or
inadequacy of profits in any FY with liberty to the
Board of Directors to alter and vary the terms and
conditions of the said appointment in such manner as
may be agreed to between the Board of Directors and
Mr. S. Mahalingam

PROPOSAL #12.: Approve the appointment and terms of                        ISSUER          YES          FOR               FOR
remuneration of Mr. Phiroz Vandrevala as the
Executive Director of the Company for a period of 5
years with effect from 07 SEP 2007 upon the terms and
 conditions, pursuant to the provisions of Sections
198, 269, 309, and other applicable Provisions, if
any of the Companies Act, 1956 as amended or re-
enacted from time to time, read with Schedule XIII to
 the Act, as specified, including the remuneration to
 be paid in the event of loss or inadequacy of
profits in any FY with liberty to the Board of
Directors to alter and vary the terms and conditions
of the said appointment in such manner as may be
agreed to between the Board of Directors and Mr.

PROPOSAL #13.: Approve the appointment and terms of                        ISSUER          YES          FOR               FOR
remuneration of Mr. S. Padmanabhan as an Executive
Director of the Company for the 06 SEP 2007 up to 05
FEB 2008 upon the terms and conditions, pursuant to
the provisions of Sections 198, 269, 309, and other
applicable Provisions, if any of the Companies Act,
1956 as amended or re-enacted from time to time, read
 with Schedule XIII to the Act, as specified

PROPOSAL #14.: Authorize the Board, pursuant to the                        ISSUER          YES          FOR               FOR
provisions of Section 228 and other applicable
provisions, if any of the Companies Act, 1956 [Act],
to appoint as Branch Auditors of any branch office of
 the Company, whether existing or which may be
opened/acquired hereafter, in India or abroad, in
consultation with the Company's Auditors, any
person(s) qualified to act as Branch Auditor within
the provisions of Section 228 of the Act and approve
to fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TATA CONSULTANCY SERVICES LTD
  TICKER:                N/A             CUSIP:     Y85279100
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, in accordance with the                              ISSUER          YES          FOR               FOR
provisions of Sections 16 and 94 and all other
applicable provisions, if any, of the Companies Act,
1956, the existing authorized share capital of INR
220,00,00,000 divided into l20,00,00,000 Equity
Shares of INR 1 each and 100,00,00,000 redeemable
preference shares of INR 1 each be increased to INR
325,00,00,000 divided into 225,00,00,000 equity
shares of INR 1 each and 100,00,00,000 redeemable
preference shares of INR 1 each by creation of
105,00,00,000 equity shares of INR 1 each and that
Clause V of the Memorandum of Association of the
Company be altered accordingly by substituting the
following new Clause V in place of the existing

PROPOSAL #S.2: Approve, pursuant to Section 31 and                         ISSUER          YES          FOR               FOR
all other applicable provisions, if any, of the
Companies Act, 1956, the Articles of Association of
the Company be altered by substituting the specified
new Article in place of the existing Article 3 as

PROPOSAL #3.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company, subject to such consents and approvals at
may be required and such conditions and
modifications, as may be considered necessary and
agreed [hereinafter referred to as the Board which
expression shall also include a Committee thereof], a
 sum not exceeding INR 97,86,10,498 as may be
determined to be required by the Board, out of the
amount of INR 2016.33 crore standing to the credit of
 the Securities Premium Account as at 31 MAR 2009, be
 capitalized and transferred from the Securities
Premium Account to Share Capital Account and that
such sum as may be determined to be required shall be
 applied for allotment of new Equity Shares of the
Company of INR 1 each as fully paid Bonus Shares to
the persons who, on a date to be hereafter fixed by
the Board [the Record Date], shall be the holders of
the existing Equity Shares of INR 1 each of the
Company on the said date and that such New Equity
Shares out of the Company's unissued Equity Shares,
credited as fully paid, be accordingly allotted as
Bonus Shares to such persons respectively as
aforesaid in the proportion of 1 new Equity Share for
 every 1 existing Equity Share held by such persons
respectively on the Record Date, upon the footing
that they become entitled thereto for all purposes as
 capital; the New Equity Shares of INR 1 each to be
allotted as Bonus Shares shall be subject to the
Memorandum and Articles of Association of the Company
 and shall rank pari passu in all respects with and
carry the same rights as the existing Equity Shares
and shall be entitled to participate in full in any
dividends to be declared for the FY in which the
Bonus Shares are allotted; no Letter of Allotment
shall be issued to the allottees of the Bonus Shares
and the Share Certificates in respect of the New
Equity Shares shall be issued and dispatched to the
allottees thereof within the period prescribed or
that may be prescribed in this behalf, from time to
time, except that the Bonus Shares will be credited
to the demat accounts of the allottees who are
holding the existing equity shares in electronic
form; the allotment of the fully paid new Equity
Shares as Bonus Shares to the extent that they relate
 to non-resident Members of the Company, shall be
subject to the approval of the Reserve Bank of India,
 under the Foreign Exchange Management Act, 1999, if
necessary; for the purpose of giving effect to this
Resolution, to do all such acts and things and give
such directions as may be necessary or desirable and
to settle all questions or difficulties whatsoever
that may arise with regard to the issue, allotment

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TATA CONSULTANCY SERVICES LTD
  TICKER:                N/A             CUSIP:     Y85279100
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited profit                       ISSUER          YES          FOR               FOR
and loss account for the YE 31 MAR 2009 and the
balance sheet as at that date together with the
report of the Board of Directors and the Auditors

PROPOSAL #2.: Approve the payment of interim                               ISSUER          YES          FOR               FOR
dividends on the equity shares for the year 2008-2009
 and declare a final dividend for the year 2007-2008
on equity shares

PROPOSAL #3.: Declare a dividend for the year 2008-                        ISSUER          YES          FOR               FOR
2009 on Redeemable Preference Shares

PROPOSAL #4.: Re-appoint Professor Clayton M.                              ISSUER          YES          FOR               FOR
Christensen as a Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Aman Mehta as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Re-appoint Mr. Naresh Chandra as a                           ISSUER          YES          FOR               FOR
Director, liable to retire by rotation

PROPOSAL #7.: Appoint the Auditors and fix their                           ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #8.: Approve, in partial modification of                          ISSUER          YES          FOR               FOR
Resolution Nos. 8 and 7, passed at the AGM of the
Company held on 19 JUL 20085 and 29 JUN 2006
respectively for the appointment and remuneration of
Mr. S. Ramadorai, Chief Executive Officer and
Managing Director of the Company, and in accordance
with the provisions of Section 198, 269, 309, 310 and
 other applicable provisions, if any of the Companies
 Act, 1956 [Act], read with Schedule XIII to the ACT,
 the Company of the revision in the maximum amount of
 salary payable to Mr. S. Rammadorai [including the
remuneration to be paid in the event of loss or
inadequacy of profits in any FY during the tenure of
his appointment], with authority to the Board of
Directors or a Committee thereof to fix his salary
within such maximum amount, increasing thereby,
proportionately, all benefits related to the quantum
of salary, with effect from 01 APR 2009 for the
remainder of the tenure of his contract upto 08 AUG
2009 as specified to the notice convening this AGM;
that pursuant to the provisions of Sections 198, 269,
 309, 311 and other applicable provisions, if any, of
 the Act, read with Schedule XIII of the Act, the
Company of the re-appointment and terms of
remuneration of Mr. S. Ramadorai, Chief Executive
Officers and Managing Director as specified
[including the remuneration to be paid in the event
of loss or inadequacy of profits in any FY during the
 tenure of his appointment], with liberty to the
Directors to alter and vary the terms and conditions
of the said re-appointment in such manner as may be
agreed to between the Directors and Mr. S. Ramadorai;
 and authorize the Board to take all such steps as
may be necessary, proper and expedient to give effect

PROPOSAL #S.9: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Section 309 and other applicable provisions, if any,
 of the Companies Act, 1956 [Act] a sum not exceeding
 1% per annum of the net profits of the Company
calculated in accordance with the provisions of
Section 198, 349, and 350 of the Act, be paid to and
distributed amongst the Directors of the Company or
some or any of them [other than the Managing Director
 and the Whole-time Directors] in such amounts or
proportions and in such manner and in all respects as
  may be directed by the Board of Directors and such
payments shall be made in respect of the profits of
the Company for each year for the period of 5 years
commencing 01 APR 2009

PROPOSAL #10.: Authorize the Board, pursuant to the                        ISSUER          YES          FOR               FOR
provisions of Section 228 and other applicable
provisions, if any, of the Companies Act, 1956 [Act],
 to appoint as Branch Auditors of any branch office
of the Company, whether existing or which may be
opened/acquired hereafter, in India or abroad, in
consultation with the Company's Auditors, any
person(s) qualified to act as Branch Auditor within
the provisions of Section 228 of the Act and to fix
their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TATA MOTORS LTD
  TICKER:                N/A             CUSIP:     Y85740143
  MEETING DATE:          7/9/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, pursuant to the provisions of                       ISSUER          YES        AGAINST           AGAINST
Section 16, sub-section (1)(a) read with sub-section
2 of Section 94 and other applicable provisions, if
any, of the Companies Act, 1956, [including any
amendment thereto or re-enactment thereof] to
increase the authorized share capital from INR
450,00,00,000 divided into 45,00,00,000 ordinary
shares of INR 10 each to INR 3,900,00,00,000 divided
into 70,00,00,000 ordinary shares of INR 10 each,
20,00,00,000 A ordinary shares of INR 10 each and
30,00,00,000 convertible cumulative preference shares
 of INR 100 each by the creation of 25,00,00,000
ordinary shares of INR 10 each 20,00,00,000 A
ordinary shares of INR 10 each and 30,00,00,000
Convertible cumulative preference shares of INR 100
each and amend the clause V of the Memorandum of

PROPOSAL #S.2: Amend, pursuant to the provisions of                        ISSUER          YES        AGAINST           AGAINST
Section 31 and other applicable provisions, if any,
of the Companies Act, 1956 [including any amendments
thereto or re-enactment thereof] the Articles 74, 67A
 and 67B of the Articles of Association of the
Company, as specified

PROPOSAL #S.3: Approve to raise the additional long                        ISSUER          YES        AGAINST           AGAINST
term resources

PROPOSAL #4.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, in supersession of resolution no. 8 passed
at the AGM of the Company held on 09 JUL 2007 and
pursuant to Section 293(1)(d) and all other
applicable provisions, if any, of the Companies Act,
1956, [including any amendment thereto or re-
enactment thereof] for borrowing from time to time
any sum or sums of monies which, together with the
monies already borrowed by the Company [apart from
temporary loans obtained or to be obtained from the
Company bankers in the ordinary course of business]
may exceed the aggregate of the paid up capital of
the Company and its free reserves, that is to say,
reserves not set apart for any specified purpose,
provided that the total amount so borrowed by the
Board shall not at any time exceed that limit of INR

PROPOSAL #5.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, pursuant to Section 293(1)(d) and all other
 applicable provisions, if any, of the Companies Act,
 1956, [including any amendment thereto or re-
enactment thereof] to create such charges, mortgages
and hypothecations in addition to the existing
charges, mortgages and hypothecations created by the
Company, on such movable and immovable properties
both present and future, and in such manner as the
Board may deem fit, together with power to take over
the Management and concern of the Company in certain
events, to or in favour of the Banks/Financial
Institution other investing agencies and trustees for
 the holders of debentures/bonds and/or other
instruments to secure rupee foreign currency loans
and/or the issue debentures whether partly/fully
convertible or non-convertible and/securities linked
to ordinary shares and/or rupee/foreign currency
convertible bonds and/or bonds with share warrants
attached [hereinafter collectively referred to as
Loans] provided that the total amount of loans
together with interest thereon, additional interest,
compound interest, liquidated damages, commitment
charges, prem on pre-payment or on redemption, costs,
 charges, expenses and all other moneys payable by
the Company respect of the said loans, shall not, at
any time exceed the limit of INR 20,000 crores;
authorize the Board to do all such acts, deeds and
things execute all such documents, instruments in

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TATA MOTORS LTD
  TICKER:                N/A             CUSIP:     Y85740143
  MEETING DATE:          7/24/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited profit                         ISSUER          YES          FOR               FOR
and loss account for the YE 31 MAR 2008 and the
balance sheet as at that date together with the
report of the Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on ordinary shares                        ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Mr. Ratan N. Tata as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. R. Gopalakrishnan as a                        ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Appoint the Auditors and approve to fix                      ISSUER          YES          FOR               FOR
 their remuneration

PROPOSAL #6.: Appoint Dr. R.A. Mashelkar as a                              ISSUER          YES          FOR               FOR
Director of the Company, who was appointed by the
Board of Directors as an Additional Director of the
Company with effect from 28 AUG 2007 and who holds
office upto the date of the forthcoming AGM of the
Company, in terms of Section 260 of the Companies
Act, 1956 [the Act], as specified

PROPOSAL #S.7: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 section 309 and other applicable provisions, if any,
 of the Companies Act, 1956 (the Act), sum not
exceeding 1% per annum of the net profits of the
Company calculated in accordance with the provisions
of Sections 198, 349 and 350 of the Act, be paid to
and distributed amongst the non-whole time Directors
of the Company or some or any of them in such amounts
 or proportions and in such manner and in all
respects as may be decided and directed by the Board
of Directors and such payments shall be made in
respect of the profits of the Company for each year,
for a period of 5 FY's commencing from 01 APR 2008

PROPOSAL #8.: Approve, in the partial modification of                      ISSUER          YES          FOR               FOR
 Resolution 8 passed at the AGM of the Company held
on 11 JUL 2006 and pursuant to the provisions of
Sections 198,269,309,310 and other applicable
provisions, if any, read with Schedule XIII of the
Companies Act, 1956, the Company hereby accords its
approval to the revision in the terms of remuneration
 of Mr. Ravi Kant, as a Managing Director of the
Company by way of an increase in the maximum amount
of his salary [including the remuneration to be paid
in the event of loss or inadequacy of profits in any
FY during the tenure of his appointment] with
authority to the Board of Directors or a Committee
thereof to fix his salary within such maximum amount,
 increasing thereby, proportionately, all benefits
related to the quantum of salary, with effect from 01
 APR 2008, for the remainder of the tenure of his
appointment i.e., up to and including 01 JUN 2009, as
 specified; and authorize the Board of Directors or a
 Committee thereof the Company to take all such steps
 as may be necessary, proper and expedient to give

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TATA POWER CO LTD
  TICKER:                N/A             CUSIP:     Y85481128
  MEETING DATE:          9/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited profit                         ISSUER          YES          FOR               FOR
and loss account for the YE 31 MAR 2008, the balance
sheet as at that date together with the reports of
the Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on Equity Shares                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve that Mr. Syamal Gupta as a                           ISSUER          YES          FOR               FOR
Director of the Company, liable to retire by
rotation; the vacancy on the Board of Directors of
the Company so created be not filled

PROPOSAL #4.: Re-appoint Mr. R. Gopalakrishnan as a                        ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Appoint the Auditors and approve to fix                      ISSUER          YES          FOR               FOR
 their remuneration

PROPOSAL #6.: Appoint Mr. D.M. Satwalekar as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #7.: Appoint Dr. R.H. Patil as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #8.: Appoint Mr. P.G. Mankad as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #9.: Appoint Mr. S. Padmanabhan as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 the Sections 198, 269, 309 and other applicable
provisions, if any, of the Companies Act, 1956 [the
Act], as amended or re-enacted from time to time,
read with the Schedule XlII to the Act, of the
appointment and terms of remuneration of Mr. S.
Padmanabhan as the Executive Director of the Company
for the period from 06 FEB 2008 to 05 FEB 2013, upon
the terms and conditions as specified, convening this
 meeting including the remuneration to be paid in the
 event of loss or inadequacy of profits in any FY;
and authorize the Directors to alter and vary the
terms and conditions of the said appointment in such
manner as may be agreed to between the Directors and
Mr. Padmanabhan

PROPOSAL #11.: Appoint Mr. B. Agrawala as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #12.: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 the Sections 198, 269, 309 and other applicable
provisions, if any, of the Companies Act 1956 [the
Act], as amended or re-enacted from time to time,
read with Schedule XIII to the Act, of the
appointment and terms of remuneration of Mr. B.
Agrawala as the Executive Director of the Company for
 the period from 15 FEB 2008 to 14 FEB 2013, upon the
 terms and conditions as specified, convening this
meeting including the remuneration to be paid in the
event of loss or inadequacy of profits in any FY; and
 authorize the Directors to alter and vary the terms
and conditions of the said appointment in such manner
 as may be agreed to between the Directors and Mr.

PROPOSAL #S.13: Approve, pursuant to the provisions                        ISSUER          YES          FOR               FOR
of the Section 309 and other applicable provisions,
if any, of the Companies Act, 1956 [the Act], a sum
not exceeding 1% per annum of the net profits of the
Company calculated in accordance with the provisions
of the Sections 198, 349 and 350 of the Act, be paid
to and distributed amongst the Directors of the
Company or some or any of them [other than the
Managing Director and the Executive Director(s)] in
such amounts or proportions and in such manner and in
 all respects as may be directed by the Board of
Directors and such payments shall be made in respect
of the profits of the Company for each year of the
per of 5 years commencing 01 APR 2008

PROPOSAL #14.: Approve, in partial modification of                         ISSUER          YES          FOR               FOR
the Resolution 7 passed at the AGM of the Company
held on 08 AUG 2007 for the appointment and terms of
remuneration of Mr. P.R. Menon, Managing Director of
the Company and in accordance with the provisions of
the Sections 198, 269, 309, 310 and other applicable
provisions if any, of the Companies Act, 1956 [the
Act] read with the Schedule XIII to the Act, of the
revision in the maximum amount of salary payable to
Mr. Menon [including the remuneration to be paid in
the event of loss or inadequacy of profits in any FY]
 during the tenure of his appointment with authority
to the Board of Directors to fix his salary within
such maximum amount, increasing thereby,
proportionately, all benefits related to the quantum
of salary, with effect from 01 APR 2008 for the
remainder of the tenure of his contract as specified
convening this meeting

PROPOSAL #15.: Approve, in partial modification of                         ISSUER          YES          FOR               FOR
the Resolutions 7, 6 and 12 passed at the AGM of the
Company held on 04 AUG 2005, 01 AUG 2006 and 08 AUG
2007 respectively for the appointment and terms of
remuneration of Mr. S. Ramakrishnan, Executive
Director of the Company, and in accordance with the
provisions of the Sections 198, 269, 309, 310 and
other applicable provisions, if any, of the Companies
 Act, 1956 [the Act] read with Schedule XIII to the
Act, of the revision in the maximum amount of salary
payable to Mr. Ramakrishnan [including the
remuneration to be paid in the event of loss or
inadequacy of profits in any FY] during the tenure of
 his appointment with authority to the Board of
Directors to fix his salary within such maximum
amount increasing thereby, proportionately, all
benefits related to the quantum of salary, with
effect from 01 APR 2008 for the remainder of the
tenure of his contract as specified convening this

PROPOSAL #16.: Re-appoint, pursuant to the provisions                      ISSUER          YES          FOR               FOR
 of the Section 228 and other applicable provisions,
if any, of the Companies Act 1 956 [the Act], Hoda
Vasi Chowdhury & Co., Bangladesh as the Branch
Auditors of the Company to hold office from the
conclusion of this meeting until the conclusion of
the next AGM of the Company and to examine and audit
the books of account of the Branch Office of the
Company located at Bangladesh for the FY 2008-09 on
such remuneration as may be mutually agreed upon
between the Board of Directors of the Company and the
 Branch Auditors plus reimbursement of service tax,
traveling and out-of-pocket expenses; and authorize
the Board of Directors of the Company pursuant to the
 provisions of Section 228 and other applicable
provisions, if any, of the Act, to appoint as Branch
Auditors of any branch office which may be opened
hereafter in India or abroad in consultation with the
 Company's Auditors, any person qualified to act as
Branch Auditor within the provisions of the said
Section 228 and approve to fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TATA STEEL LTD, MUMBAI
  TICKER:                N/A             CUSIP:     Y8547N139
  MEETING DATE:          8/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited                       ISSUER          YES          FOR               FOR
profit and loss account for the YE 31 MAR 2008 and
the balance sheet as at the date together with the
report of the Board of Directors and the Auditors

PROPOSAL #2.: Declare a Dividend on the 2% Cumulative                      ISSUER          YES          FOR               FOR
 Convertible Preference Shares

PROPOSAL #3.: Declare a dividend on ordinary shares                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint Mr. S.M. Palia as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Suresh Krishna as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Re-appoint Mr. Ishaat Hussain as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #7.: Re-appoint Dr. J.J. Irani as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #8.: Appoint the Auditors and approve to fix                      ISSUER          YES          FOR               FOR
 their remuneration

PROPOSAL #9.: Appoint Mr. Andrew Robb as a Director                        ISSUER          YES          FOR               FOR
under the provisions of Section 257 of the Act

PROPOSAL #10.: Appoint Dr. T. Mukherjee as a Director                      ISSUER          YES          FOR               FOR
 under the provisions of Section 257 of the Act

PROPOSAL #11.: Authorize the Board of Directors of                         ISSUER          YES        AGAINST           AGAINST
the Company [hereinafter referred to as the Board
which term shall be deemed to include any Committee
thereof], in superession of Resolution 16 passed at
the AGM of the Company held on 05 JUL 2006, in terms
of Section 293(1)(d) and other applicable provisions,
 if any, of the Companies Act, 1956, for borrowing
from time to time any sum or sums of monies which
together with the monies already borrowed by the
Company [apart from temporary loans obtained or to be
 obtained from the Company's bankers in the ordinary
course of business] may exceed the aggregate of the
paid up capital of the Company and its free reserves,
 that is to say, reserves not set apart for any
specific purpose, provided that the total amount so
borrowed by the Board shall not at any time exceed
the limit of INR 40,000 crores

PROPOSAL #12.: Authorize the Board of Directors of                         ISSUER          YES        AGAINST           AGAINST
the Company [hereinafter referred to as the Board
which term shall be deemed to include any Committee
thereof], pursuant to Section 293(1)(a) and other
applicable provisions, if any, of the Companies Act,
1956, to create such charges, mortgages and
hypothecations in addition to the existing charges,
mortgages and hypothecations created by the Company,
on such movable and immovable properties, both
present and future, and in such manner as the Board
may deem fit, together with power to take over the
Management and concern of the Company in certain
events in favour of Banks/Financial institutions,
other investing agencies and trustees for the holders
 of debentures/bonds/other instruments to secure
rupee/foreign currency loans and/or the issue of
debentures whether partly/fully convertible or non-
convertible and/or securities linked to ordinary
shares and/or rupee/foreign currency convertible
bonds and/or bonds with share warrants attached
[hereinafter collectively referred to as Loans]
provided that the total amount of loans together with
 interest thereon, additional interest, compound
interest, liquidated damages, commitment charges,
premia on pre-payment or on redemption, costs,
charges, expenses and all other moneys payable by the
 Company in respect of the said loans, shall not, at
any time exceed the limit of INR 40,000 crores; and
to do all such acts, deeds and things, to execute all
 such documents, instruments and writings as may be

PROPOSAL #13.: Re-appoint, pursuant to the provisions                      ISSUER          YES          FOR               FOR
 of Section 228 and other applicable provisions, if
any, of the Companies Act, 1956, [the Act], Messrs.
Deloitte & Touche, Singapore, the retiring Branch
Auditors of the Singapore Branch of the Company as
the Branch Auditors of the Company to hold office
from the conclusion of this meeting up to the
conclusion of the next AGM of the Company and to
examine and audit the books of account of the Branch
Office of the Company located at Singapore for the FY
 2008-2009 on such remuneration as may be mutually
agreed upon between the Board of Directors and the
Branch Auditors, plus reimbursement of service tax,
out-of-pocket, travelling and living expenses,
incurred in connection with the audit; authorize the
Board of Director of the Company, pursuant to the
provisions of Section 228 and other applicable
provisions, if any, of the Act, to appoint as the
Branch Auditors of any branch office which may be
opened hereafter in India or abroad in consultation
with the Company's Auditors, any person qualified to
act as Branch Auditor within the provisions of the
said Section 228 of the Act and approve to fix their

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TATUNG CO LTD
  TICKER:                N/A             CUSIP:     Y8548J103
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations and the                        ISSUER          NO           N/A               N/A
2008 financial statements

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve the proposal of long-term                           ISSUER          YES        AGAINST           AGAINST
capital injection by issuing new shares, global
depositary receipt or issuance of securities via
private placement

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
trading derivatives

PROPOSAL #B.8: Approve to revise the rules of                              ISSUER          YES          FOR               FOR
shareholder meeting

PROPOSAL #B.9: Approve to revise the election rules                        ISSUER          YES          FOR               FOR
of the Directors and Supervisors

PROPOSAL #B.10: Extraordinary motions                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TECO ELEC & MACHY LTD
  TICKER:                N/A             CUSIP:     Y8563V106
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the audited reports                               ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of investment for                      ISSUER          NO           N/A               N/A
 2008

PROPOSAL #A.4: To report the status of endorsement,                        ISSUER          NO           N/A               N/A
guarantee and monetary loans

PROPOSAL #A.5: To report the status of buyback                             ISSUER          NO           N/A               N/A
treasury stock

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.5 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B61.1: Elect Mr. Theodore M. H. Huang,                           ISSUER          YES          FOR               FOR
Shareholder No: 49 as a Director

PROPOSAL #B61.2: Elect Mr. Fred P. C. Huang,                               ISSUER          YES          FOR               FOR
Shareholder No: 122 as a Director

PROPOSAL #B61.3: Elect Mr. John C. T. Huang,                               ISSUER          YES          FOR               FOR
Shareholder No: 7623 as a Director

PROPOSAL #B61.4: Elect Mr. Hsien Sheng Kuo,                                ISSUER          YES          FOR               FOR
Shareholder No: 103 as a Director

PROPOSAL #B61.5: Elect Yaskawa Electric                                    ISSUER          YES          FOR               FOR
Corporation/Shareholder No: 300021, representative:
Mr. Masao Kito as a Director

PROPOSAL #B61.6: Elect Tong Ho Global Investment                           ISSUER          YES          FOR               FOR
Company Limited/Shareholder No: 167061,
representative: Mr. C. K. Liu as a Director

PROPOSAL #B61.7: Elect Jung Gi Investment Company                          ISSUER          YES          FOR               FOR
Limited/Shareholder No: 83646, representative: Mr.
Emilie Sun as a Director

PROPOSAL #B61.8: Elect Mao Yang Company                                    ISSUER          YES          FOR               FOR
Limited/Shareholder No: 110364, representative: Mr.
Yung Hsiang Chang as a Director

PROPOSAL #B61.9: Elect Creative Sensor,                                    ISSUER          YES          FOR               FOR
Incorporation, Shareholder No: 367160,
representative: Mr. S.C. Lin as a Director

PROPOSAL #B6110: Elect Lien Chang Electronic                               ISSUER          YES          FOR               FOR
Enterprise Company Limited, Shareholder No: 367193,
representative: Mr. Sophia Chiu as a Director

PROPOSAL #B6111: Elect Kuang Yuan Industrial Company                       ISSUER          YES          FOR               FOR
Limited/Shareholder No: 15700, representative: Mr.
Chung Te Chang as a Director

PROPOSAL #B62.1: Elect Tong Kuang Investment Company                       ISSUER          YES          FOR               FOR
Limited/Shareholder No: 16234, representative: Mr. Po
 Yuan Wang as a Supervisor

PROPOSAL #B62.2: Elect Tong Kuang Investment Company                       ISSUER          YES          FOR               FOR
Limited/Shareholder No: 16234, representative: Mr.
Hsin Yi Lin as a Supervisor

PROPOSAL #B.7: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TEKFEN HLDG AS
  TICKER:                N/A             CUSIP:     M8788F103
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and forming the Presidency Board                     ISSUER          NO           N/A               N/A

PROPOSAL #2.: Authorize the Board of Presidency to                         ISSUER          NO           N/A               N/A
sign the minutes of the meeting

PROPOSAL #3.: Approve the assigned Board Members                           ISSUER          NO           N/A               N/A
within the period

PROPOSAL #4.: Receive the reports of the Board of                          ISSUER          NO           N/A               N/A
Directors, the Auditors, Independent Auditor and
financial statements of 2008

PROPOSAL #5.: Approve the Board of Directors proposal                      ISSUER          NO           N/A               N/A
 regarding the dividend distribution of 2008

PROPOSAL #6.: Amend the Item 6 of the Articles of                          ISSUER          NO           N/A               N/A
Association

PROPOSAL #7.: Approve to release the Board Members                         ISSUER          NO           N/A               N/A
and the Auditors

PROPOSAL #8.: Elect the Board and Audit Members                            ISSUER          NO           N/A               N/A

PROPOSAL #9.: Approve to determine the wages of the                        ISSUER          NO           N/A               N/A
Board Members and the Auditors

PROPOSAL #10.: Approve the Independent Audit Firm                          ISSUER          NO           N/A               N/A
elected for the years from 2009 to 2013

PROPOSAL #11.: Approve to inform about the donations                       ISSUER          NO           N/A               N/A
made in 2008

PROPOSAL #12.: Approve to permit the Board Members                         ISSUER          NO           N/A               N/A
according to the Items 334 and 335 of the Turkish
Commercial Code

PROPOSAL #13.: Wishes and regards                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELE NORTE LESTE PARTICIPACOES S A
  TICKER:                N/A             CUSIP:     P9036X109
  MEETING DATE:          4/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: To take knowledge of the Director's                          ISSUER          NO           N/A               N/A
accounts, examine, discuss and approve the Board of
Directors report and the financial statements for the
 FYE 31 DEC 2008, accompanied by the independent
Auditor's opinion

PROPOSAL #II.: To approve the distribution of net                          ISSUER          NO           N/A               N/A
profits from the 2008 FY and to pay Company
dividends, within the limits of interest over capital
 declared during the 2008 FY, the payment of profit
sharing to the employees in accordance with that
which is provided for in article 37 of the Corporate

PROPOSAL #III.: Elect the Members of the Finance                           ISSUER          YES        AGAINST           AGAINST
Committee and their respective substitutes

PROPOSAL #IV.: To decide on the remuneration for                           ISSUER          NO           N/A               N/A
Administrators and Members of the finance Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELE NORTE LESTE PARTICIPACOES S A
  TICKER:                N/A             CUSIP:     P9036X117
  MEETING DATE:          4/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Acknowledge the Director's accounts,                         ISSUER          YES          FOR               FOR
examine, discuss and approve the Board of Directors
report and the financial statements for the FYE 31
DEC 2008, accompanied by the Independent Auditor's

PROPOSAL #II.: Approve the distribution of net                             ISSUER          YES          FOR               FOR
profits from the 2008 FY and to pay Company
dividends, within the limits of interest over capital
 declared during the 2008 FY, the payment of profit
sharing to the employees in accordance with that
which is provided for in Article 37 of the Corporate

PROPOSAL #III.: Elect the Members of the Finance                           ISSUER          YES        AGAINST           AGAINST
Committee and their respective substitutes

PROPOSAL #IV.: Approve to decide on the remuneration                       ISSUER          YES          FOR               FOR
for Administrators and the Members of the Finance
Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELECOM ARGENTINA, S.A.
  TICKER:                TEO             CUSIP:     879273209
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPOINT TWO SHAREHOLDERS TO APPROVE AND                      ISSUER          YES          FOR             AGAINST
 SIGN THE MINUTES OF THE MEETING.

PROPOSAL #02: REVIEW OF THE DOCUMENTS PROVIDED FOR IN                      ISSUER          YES          FOR             AGAINST
 SECTION 234, SUBSECTION 1 OF LAW N 19,550, THE
COMISION NACIONAL DE VALORES REGULATION AND THE
LISTING REGULATIONS OF THE BOLSA DE COMERCIO DE
BUENOS AIRES, AND OF THE ACCOUNTING DOCUMENTS IN
ENGLISH LANGUAGE REQUIRED BY THE U.S. SECURITIES &
EXCHANGE COMMISSION REGULATION FOR THE 20TH FISCAL
YEAR ENDED ON DECEMBER 31, 2008.

PROPOSAL #03: CONSIDERATION OF THE NET INCOME OF THE                       ISSUER          YES          FOR             AGAINST
FISCAL YEAR AND THE PROPOSAL OF THE BOARD OF
DIRECTORS TO ALLOCATE THE AMOUNT OF $ 12,633,414.-
(5% OF THE FISCAL YEAR NET INCOME AFTER PREVIOUS
FISCAL YEARS ADJUSTMENTS AND LOSS DEDUCTION) TO THE
LEGAL RESERVE AND USE THE BALANCE OF THE ACCUMULATED
EARNINGS AS OF DECEMBER 31, 2008 ($ 240,034,873.-) TO
 PARTLY RECONSTITUTE THE LEGAL RESERVE WHICH HAD BEEN
 ALLOCATED TO ABSORB THE ACCUMULATED LOSS AS OF
DECEMBER 31, 2005 ($ 277,242,773.-).

PROPOSAL #04: REVIEW OF THE PERFORMANCE OF THE BOARD                       ISSUER          YES          FOR             AGAINST
OF DIRECTORS AND THE SUPERVISORY COMMITTEE ACTING
DURING THE 20TH FISCAL YEAR.

PROPOSAL #05: DETERMINATION OF THE BOARD OF                                ISSUER          YES          FOR             AGAINST
DIRECTORS' COMPENSATION (P$3,500,000,- ALLOCATED
AMOUNT) FOR THE FISCAL YEAR ENDED ON DECEMBER 31,
2008, WHICH REPRESENT 1.44% OF ACCOUNTABLE EARNINGS.

PROPOSAL #06: AUTHORIZATION OF THE BOARD OF DIRECTORS                      ISSUER          YES          FOR             AGAINST
 TO MAKE ADVANCE PAYMENTS OF FEES FOR UP TO
P$4.000.000 PAYABLE TO THOSE DIRECTORS ACTING DURING
THE 21ST FISCAL YEAR, ADREFERENDUM TO THE DECISION
PASSED AT THE SHAREHOLDERS' MEETING REVIEWING THE
DOCUMENTS OF SUCH FISCAL YEAR.

PROPOSAL #07: DETERMINATION OF THE FEES PAYABLE TO                         ISSUER          YES          FOR             AGAINST
THE SUPERVISORY COMMITTEE ACTING DURING THE 20TH
FISCAL YEAR. AUTHORIZATION TO MAKE ADVANCES TO THE
MEMBERS OF THE SUPERVISORY COMMITTEE WHO WILL ACT
DURING THE 21ST FISCAL YEAR, CONTINGENT ON THE
DECISION ADOPTED AT THE SHAREHOLDERS' MEETING THAT
WILL REVIEW THE DOCUMENTS OF SUCH FISCAL YEAR AND

PROPOSAL #08: DETERMINATION OF THE NUMBER OF THE                           ISSUER          YES        AGAINST           AGAINST
REGULAR AND ALTERNATE DIRECTORS FOR THE 21ST FISCAL
YEAR AND THEIR ELECTION.

PROPOSAL #09: ELECTION OF THE REGULAR AND ALTERNATE                        ISSUER          YES          FOR             AGAINST
MEMBERS OF THE SUPERVISORY COMMITTEE FOR THE 21ST
FISCAL YEAR.

PROPOSAL #10: APPOINTMENT OF THE INDEPENDENT AUDITORS                      ISSUER          YES          FOR             AGAINST
 OF THE FINANCIAL STATEMENTS FOR THE 21ST FISCAL YEAR
 AND DETERMINATION OF THEIR COMPENSATION AS WELL AS
THAT PERTAINING FOR THOSE ACTING DURING FISCAL ENDED
DECEMBER 31, 2008.

PROPOSAL #11: CONSIDERATION OF THE BUDGET TO BE                            ISSUER          YES          FOR             AGAINST
ASSIGNED TO THE AUDIT COMMITTEE FOR FISCAL YEAR 2009.

PROPOSAL #12: REVIEW OF THE MERGER SPECIAL                                 ISSUER          YES          FOR             AGAINST
CONSOLIDATED BALANCE SHEET OF CUBECORP ARGENTINA S.A.
 AND TELECOM ARGENTINA S.A., PREPARED AS OF DECEMBER
31, 2008 AND THE RELEVANT REPORT MADE BY THE
SUPERVISORY COMMITTEE.

PROPOSAL #13: REVIEW OF THE PRELIMINARY MERGER                             ISSUER          YES          FOR             AGAINST
AGREEMENT EXECUTED BY CUBECORP ARGENTINA S.A. (AS
ACQUIRED COMPANY WHICH WILL BE DISSOLVED WITHOUT
LIQUIDATION) AND TELECOM ARGENTINA S.A. (AS SURVIVING
 COMPANY) AND APPROVED BY TELECOM'S BOARD OF
DIRECTORS ON MARCH 6, 2009.

PROPOSAL #14: APPOINT THE PERSONS AUTHORIZED TO                            ISSUER          YES          FOR             AGAINST
EXECUTE THE FINAL MERGER AGREEMENT AND THE
SUPPLEMENTARY DOCUMENTS.

PROPOSAL #15: APPOINT THE PERSONS RESPONSIBLE FOR THE                      ISSUER          YES          FOR             AGAINST
 PROCEEDINGS NECESSARY FOR MERGER APPROVAL AND
REGISTRATION.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEFONICA O2 CZECH REP A S
  TICKER:                N/A             CUSIP:     X89734101
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening meeting                                              ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approve the meeting procedures, elect                        ISSUER          NO           N/A               N/A
meeting officials

PROPOSAL #3.: Receive the Management Board report on                       ISSUER          NO           N/A               N/A
the Company's operations and the Company's assets in
fiscal 2008

PROPOSAL #4.: Receive the Supervisory Board report on                      ISSUER          NO           N/A               N/A
 its activities and affiliated persons

PROPOSAL #5.: Receive the financial statements for                         ISSUER          NO           N/A               N/A
fiscal 2008

PROPOSAL #6.: Approve the allocation of income for                         ISSUER          NO           N/A               N/A
fiscal 2008

PROPOSAL #7.: Amend the Articles of Association                            ISSUER          NO           N/A               N/A
regarding: amendments resulting from changes in legal
 regulations

PROPOSAL #8.: Approve to recall non-employee                               ISSUER          NO           N/A               N/A
representatives from the Supervisory Board

PROPOSAL #9.1: Elect Mr. Anselmo Enriquez Linares as                       ISSUER          NO           N/A               N/A
a Supervisory Board Member

PROPOSAL #9.2: Elect Mr. Eduardo Andres Julio Zaplana                      ISSUER          NO           N/A               N/A
 Hernandez-Soro as a Supervisory Board Member

PROPOSAL #9.3: Elect Mr. Enrique Used Aznar as a                           ISSUER          NO           N/A               N/A
Supervisory Board Member

PROPOSAL #10.: Amend the regulations regarding:                            ISSUER          NO           N/A               N/A
remuneration of the Supervisory Board Members

PROPOSAL #11.: Amend the regulations regarding: other                      ISSUER          NO           N/A               N/A
 remuneration of the Supervisory Board Members

PROPOSAL #12.: Approve the agreements with the                             ISSUER          NO           N/A               N/A
Supervisory Board Members

PROPOSAL #13.: Elect the Members of the Audit                              ISSUER          NO           N/A               N/A
Committee
PROPOSAL #14.: Approve the remuneration of Members of                      ISSUER          NO           N/A               N/A
 the Audit Committee

PROPOSAL #15.: Amend the regulations regarding: other                      ISSUER          NO           N/A               N/A
 remuneration of Members of the Audit Committee

PROPOSAL #16.: Approve the agreement with Audit                            ISSUER          NO           N/A               N/A
Committee Members

PROPOSAL #17.: Close meeting                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEFONOS DE MEXICO S A B DE C V
  TICKER:                N/A             CUSIP:     P90413132
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the designation or                                   ISSUER          YES        AGAINST           AGAINST
ratification, as the case may be, of the members of
the Board of Directors whom it is the right of the
series 'L' shareholders to appoint resolutions in

PROPOSAL #2.: Approve the formalization and                                ISSUER          YES          FOR               FOR
fulfillment of the resolutions that the meeting
passes and the designation of special delegates

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEKOM MALAYSIA BHD
  TICKER:                N/A             CUSIP:     Y8578H118
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the FYE 31 DEC 2008 together with the
reports of the Directors and the Auditors thereon

PROPOSAL #2.: Declare a final gross dividend of 14.25                      ISSUER          YES          FOR               FOR
 sen per share [less 25% Malaysian Income Tax] in
respect of the FYE 31 DEC 2008

PROPOSAL #3.: Re-elect Dato' Zamzamzairani Mohd Isa                        ISSUER          YES          FOR               FOR
as a Director who retires pursuant to Article 98(2)
of the Company's Articles of Association

PROPOSAL #4.: Re-elect Datuk Bazlan Osman as a                             ISSUER          YES          FOR               FOR
Director who retires pursuant to Article 98(2) of the
 Company's Articles of Association

PROPOSAL #5.: Re-elect Tunku Mahmood Fawzy Tunku                           ISSUER          YES          FOR               FOR
Muhiyiddin as a Director who retires pursuant to
Article 98(2) of the Company's Articles of Association

PROPOSAL #6.: Re-elect Dato' Ir Abdul Rahim Abu Bakar                      ISSUER          YES          FOR               FOR
 as a Director who retires pursuant to Article 98(2)
of the Company's Articles of Association

PROPOSAL #7.: Re-elect Quah Poh Keat as a Director                         ISSUER          YES          FOR               FOR
who retires pursuant to Article 98(2) of the
Company's Articles of Association

PROPOSAL #8.: Re-elect Mr. Ibrahim Marsidi as a                            ISSUER          YES          FOR               FOR
Director who retires pursuant to Article 98(2) of the
 Company's Articles of Association

PROPOSAL #9.: Re-elect Dato' Danapalan TP                                  ISSUER          YES          FOR               FOR
Vinggrasalam as a Director who retires pursuant to
Article 98(2) of the Company's Articles of Association

PROPOSAL #10.: Re-elect Mr. Riccardo Ruggiero as a                         ISSUER          YES          FOR               FOR
Director who retires pursuant to Article 98(2) of the
 Company's Articles of Association

PROPOSAL #11.: Re-elect Mr. Tan Sri Dato' Ir Muhammad                      ISSUER          YES          FOR               FOR
 Radzi Hj Mansor, who retires by rotation pursuant to
 Article 103 of the Company's Articles of Association

PROPOSAL #12.: Approve the payment of Directors' fees                      ISSUER          YES          FOR               FOR
 of MYR 1,622,725.66 for the FYE 31 DEC 2008

PROPOSAL #13.: Re-appoint Messrs.                                          ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the Company
 and authorize the Directors to fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEKOM MALAYSIA BHD
  TICKER:                N/A             CUSIP:     Y8578H118
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Company, to increase the                      ISSUER          YES          FOR               FOR
 authorized share capital of the Company from its
present authorized share capital of MYR 5,000,003,021
 comprising, subject to the passing of Special
Resolution 2 and all requisite approvals being
obtained from the relevant authorities or persons
being granted in respect of Special Resolution 1: a)
5,000,000,000 ordinary shares of MYR 1.00 each; b) 1
Special Rights Redeemable Preference Share of MYR
1.00; c) 1,000 Class A redeemable preference shares
of MYR 0.01 each; d) 1,000 Class B redeemable
preference shares of MYR 0.01 each; e) 2,000 Class C
non-convertible redeemable preference shares of MYR
1.00 each; and f) 1,000 Class D non-convertible
redeemable preference shares of MYR 1.00 each, to MYR
 5,040,003,021 comprising: a) 5,000,000,000 ordinary
shares of MYR 1.00 each; b) 1 Special Rights
Redeemable Preference Share of MYR 1.00; c) 1,000
Class A redeemable preference shares of MYR 0.01
each; d) 1,000 Class B redeemable preference shares
of MYR 0.01 each; e) 2,000 Class C non-convertible
redeemable preference shares of MYR 1.00 each; f)
1,000 Class D non-convertible redeemable preference
shares of MYR 1.00 each; and g) 4,000,000,000 Class E
 redeemable preference shares of MYR 0.01 each; and
amend the Clause 5 of the Memorandum of Association
of the Company and Article 7 of the Articles of
Association of the Company as specified and authorize
 the Board of Directors of the Company to do or
procure to be done all acts, deeds and things and
execute, sign and deliver on behalf of the Company,
all such documents as it may deem necessary,
expedient and/or appropriate to implement, give full
effect to and complete the Proposed IASC, with full
powers to assent to any conditions, modifications,
variations and/or amendments as the Board of
Directors of the Company may deem fit and/or as may
be required by any relevant authorities in connection

PROPOSAL #S.2: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, to allot and issue up to 3,577,401,980 Class
 E redeemable preference shares of MYR 0.01 each in
the Company [RPS] and, subject to and conditional
upon the approvals of all relevant authorities being
obtained, the Proposed Capital Repayment, which
involves the following: i) a bonus issue of
3,577,401,980 RPS to the shareholders of the Company,
 on the basis of 1 RPS for each ordinary share of MYR
 1.00 each in TM [TM Share] held as at a book closing
 date to be MYR determined later by the Board of
Directors of the Company in its absolute discretion,
at the par value of the RPS of MYR 0.01 by way of
capitalization of the Company's share premium
account; and ii) the redemption of the RPS at a cash
redemption price of MYR 0.98 for each RPS, totaling
approximately MYR 3,505.8 million to the Company's
shareholders the par value of MYR 0.01 per RPS,
representing a total of approximately MYR 35.8
million, will be redeemed out of the Company's
retained earnings, whereas the premium on redemption
of MYR 0.97 for each RPS, representing a total of
approximately MYR 3,470.0 million, will be redeemed
out of the Company's share premium account; no RPS
will be credited into the individual securities
accounts of the shareholders of the Company and in
any case, no physical share certificates will be
issued and that the bonus issue of RPS to be so
allotted and issued shall, upon allotment and issue,
rank equally amongst themselves in all respects and
the bonus issue of the RPS shall be dealt with only
in accordance with the terms of this Special
Resolution 2 and the terms of the Proposed Capital
Repayment and the RPS as specified; to do or procure
to be done all acts, deeds and things and to execute,
 sign and deliver on behalf of the Company and any of
 its subsidiaries, all such documents as it may deem
necessary, expedient and/or appropriate to implement,
 give full effect to and complete the Proposed
Capital Repayment, with full powers to assent to any
conditions, modifications, variations and/or
amendments as the Board of Directors of the Company
may deem fit and/or as may be imposed by any relevant
 authorities in connection with the Proposed Capital

PROPOSAL #O.1: Authorize the Company, to extend the                        ISSUER          YES        AGAINST           AGAINST
duration of the Company's ESOS upon its expiry for an
 additional 1 year until 16 SEP 2010 with respect to
ordinary shares of MYR 1.00 each in both the Company
and Axiata Group Berhad [formerly known as TM
International Berha] comprised in the granted and
unallocated options with respect to eligible
employees and Executive Directors of the Company and
its eligible subsidiaries under the Company's ESOS;
and adopt the proposed amendments to the existing By-
Laws governing the Company's ESOS [By- Laws] as
specified; authorize the Board of Directors of the
Company to do or procure to be done all acts, deeds
and things and to execute, sign and deliver on behalf
 of the Company and any of its subsidiaries, all such
 documents as it may deem necessary, expedient and/or
 appropriate to implement, give full effect to and
complete the proposed ESOS Extension, with full
powers to assent to any conditions, modifications,
variations and/or amendments as the Board of
Directors of the Company may deem fit and/or as may
be required by any relevant authorities, including
but not limited to, amendments to the existing By-
Laws, Trust Deed dated 17 MAR 2008, Power of Attorney
 dated 17 MAR 2008 and Loan Agreement dated 17 MAR

PROPOSAL #O.2: Authorize the Company and/or its                            ISSUER          YES          FOR               FOR
subsidiaries, in accordance with paragraph 10.09 of
the Listing Requirements of Bursa Malaysia Securities
 Berhad [Bursa Securities], to enter into recurrent
related party transactions of a revenue or trading
nature as specified, which are necessary for the day-
to-day operations such transactions are entered into
in the ordinary course of business of the Company
and/or its subsidiaries, are carried out on an arm's
length basis, on terms not more favourable to the
related party than those generally available to the
public and are not detrimental to the minority
shareholders of the Company; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the Company's next AGM is required to be held under
Section 143(1) of the Companies Act, 1965 [but shall
not extend to such extension as may be allowed under
Section 143(2) of the Companies Act, 1965]];
authorize the Board of Directors of the Company to do
 or procure to be done all such acts, deeds and
things [including executing such documents under the
common seal in accordance with the provisions of the
Articles of Association of the Company, as may be
required] to give effect to the proposed renewal of
shareholders mandate

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEKOMUNIKACJA POLSKA S A
  TICKER:                N/A             CUSIP:     X6669J101
  MEETING DATE:          1/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the statement that the meeting                       ISSUER          NO           N/A               N/A
is valid and capable to adopt resolutions

PROPOSAL #4.: Adopt the agenda                                             ISSUER          NO           N/A               N/A

PROPOSAL #5.: Elect the Scrutiny Commission                                ISSUER          NO           N/A               N/A

PROPOSAL #6.: Adopt the resolution on redemption of                        ISSUER          NO           N/A               N/A
the Company's shares

PROPOSAL #7.: Approve, in accordance with Article 455                      ISSUER          NO           N/A               N/A
 Section 2 of the Commercial Companies Code the
purpose of the reduction, the amount by which the
share capital is to be reduced, as well as the method
 of the reduction of the Company's share capital:
Reduction of the share capital is realization of the
purpose for which, by means of the Resolution no. 36
of TP S.A. AGM dated 24 APR 2008, the program on
acquisition of the Company's own shares for the
purpose of their redemption was adopted, what arises
from Article 3 of the Commission Regulation [EC] No.
2273/2003 dated 22 DEC 2003; the share capital is to
be reduced by 99,372,660 zlotys by redemption of
33,124,220 shares, acquired within the program, as
specified; and amend the Articles of Association of
TP S.A., in accordance with Article 402 Section 2 of
the Commercial Companies Code, both the current
wording and draft amendments to the Articles of
Association of TP S.A. are presented below: 1) the
current wording of Section 7 clauses 1 and 2 of the
Articles of Association as specified, 2) the proposed
 wording of Section 7 clauses 1 and 2 of the Articles

PROPOSAL #8.: Approve the composition of the                               ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #9.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEKOMUNIKACJA POLSKA S A
  TICKER:                N/A             CUSIP:     X6669J101
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Meeting Chairman                                   ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve to acknowledge the Proper                            ISSUER          NO           N/A               N/A
Convening of meeting

PROPOSAL #4.: Approve the Agenda of meeting                                ISSUER          NO           N/A               N/A

PROPOSAL #5.: Elect the Members of Vote Counting                           ISSUER          NO           N/A               N/A
Commission

PROPOSAL #6.1: Receive the Financial Statements and                        ISSUER          NO           N/A               N/A
Management Board Report on Company operations in
fiscal 2008

PROPOSAL #6.2: Approve the Management Board proposal                       ISSUER          NO           N/A               N/A
regarding allocation of Company's 2008 income,
including dividend payout

PROPOSAL #6.3: Receive the Supervisory Board report                        ISSUER          NO           N/A               N/A
on Management Board report on Company's operations in
 fiscal 2008, financial statements, and Management
Board proposal regarding allocation of Company's 2008
 income

PROPOSAL #6.4: Receive the consolidated financial                          ISSUER          NO           N/A               N/A
statements and Management Board report on group's
operations in fiscal 2008

PROPOSAL #6.5: Receive the Supervisory Board report                        ISSUER          NO           N/A               N/A
on Management Board report on group's operations in
fiscal 2008 and consolidated financial statements

PROPOSAL #6.6: Approve Supervisory Board's evaluation                      ISSUER          NO           N/A               N/A
 of Company's standing in fiscal 2008 and report on
Supervisory Board's activities in fiscal 2008

PROPOSAL #7.1: Approve the Management Board report on                      ISSUER          NO           N/A               N/A
 Company's operations in fiscal 2008

PROPOSAL #7.2: Approve the financial statements                            ISSUER          NO           N/A               N/A

PROPOSAL #7.3: Approve the allocation of income and                        ISSUER          NO           N/A               N/A
dividends

PROPOSAL #7.4: Approve the Management Board report on                      ISSUER          NO           N/A               N/A
 group's operations in fiscal 2008

PROPOSAL #7.5: Approve consolidated financial                              ISSUER          NO           N/A               N/A
statements. Approve discharge of Management and
Supervisory Boards

PROPOSAL #7.6: Grant discharge the Management and                          ISSUER          NO           N/A               N/A
Supervisory Boards

PROPOSAL #8.1: Amend statute regarding Corporate                           ISSUER          NO           N/A               N/A
purpose and editorial changes

PROPOSAL #8.2: Approve the uniform text of statute                         ISSUER          NO           N/A               N/A

PROPOSAL #9.: Approve the changes in composition of                        ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #10.: Close meeting                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEMAR NORTE LESTE SA
  TICKER:                N/A             CUSIP:     P9037H103
  MEETING DATE:          4/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: To take knowledge of the Directors'                          ISSUER          NO           N/A               N/A
accounts, examine, discuss and approve the Board of
Directors' report and the financial statements for
the FYE 31 DEC 2008, accompanied by the Independent
Auditors opinion

PROPOSAL #II.: To approve the distribution of net                          ISSUER          NO           N/A               N/A
profits from the 2008 FY and to pay company
dividends, within the limits of interest over capital
 declared during the 2008 FY, the payment of profit
sharing to the employees in accordance with that
which is provided f or in Article 41 of the Corporate

PROPOSAL #III.: Elect the Members of the Board of                          ISSUER          YES        AGAINST           AGAINST
Directors and their respective substitutes

PROPOSAL #IV.: To decide on the remuneration for                           ISSUER          NO           N/A               N/A
Administrators and Members of the Finance Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELKOM SA LTD
  TICKER:                N/A             CUSIP:     S84197102
  MEETING DATE:          8/8/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company by the deletion of words by a general
meeting where they appear in Article 1.1.1.47; the
deletion of the expression 11 where it appear in
Article 21.1 and the substitution of the expression
12 therefore, the addition of the words or the
Directors then in office immediately after the
general meeting where they appear in the first line

PROPOSAL #O.2: Authorize any Directors and/or the                          ISSUER          YES          FOR               FOR
Company secretary to sign all such documents and do
all such things as may be required to implement the
special resolution to be proposed at the general
meeting at which this ordinary resolution is proposed
 provide such special resolution is passed

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELKOM SA LTD
  TICKER:                N/A             CUSIP:     S84197102
  MEETING DATE:          9/15/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.o.1: Receive the annual financial                              ISSUER          YES          FOR               FOR
statements for the YE 31 MAR 2008

PROPOSAL #2o2.1: Re-elect Mr. P. G. Joubert as a                           ISSUER          YES          FOR               FOR
Director, in terms of the Company's Articles of
Association

PROPOSAL #2o2.2: Re-elect Mr. B. Du Plessis as a                           ISSUER          YES          FOR               FOR
Director, in terms of the Company's Articles of
Association

PROPOSAL #3.o.3: Re-appoint Ernst and Young Inc as                         ISSUER          YES          FOR               FOR
the Auditors of the Company, to hold office until the
 conclusion of the next AGM of the Company and
acknowledge that the individual registered Auditor
who will undertake the audit during the FY ending 31
MAR 2009 is Mr. R. Hillen

PROPOSAL #4.S.1: Authorize the Directors of the                            ISSUER          YES          FOR               FOR
Company to approve the repurchase by the Company, or
by any of its subsidiaries, of the Company's ordinary
 shares subject to the provisions of the Companies
Act, 1973, as amended, and the Listings Requirements
of JSE Limited [JSE]; [Authority shall be valid only
until the Company's next AGM and shall not extend
beyond 15 months from the date of this resolution];
and any general purchase by the Company and or any of
 its subsidiaries of the Company's ordinary shares in
 issue shall not, in aggregate, in any 1 FY, exceed
20% of the Company's issued ordinary share capital at
 the time that the authority is granted

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELKOM SA LTD
  TICKER:                N/A             CUSIP:     S84197102
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company, by inserting therein of the following
New Article 55 immediately after the existing Article
 54 as specified

PROPOSAL #S.2: Authorize the Company, subject to the                       ISSUER          YES          FOR               FOR
passing of Special Resolution 1 and Ordinary
Resolutions 1, 2 and 3 [save to the extent that such
resolutions are conditional on the passing of this
resolution], in terms of the Article 11 of the
Company's Articles of Association and Section 228 of
the Companies Act, 1973 [Act 61 of 1973], as amended
[Companies Act] to distribute to its shareholders,
pro rata to their respective holdings of shares in
the Company on the record date for the distribution,
as an unbundling transaction contemplated in Section
46 of the income tax Act, 1962 [Act 58 of 1962], as
amended, and as permitted by Section 90 of the
Companies Act, 520,783,900 ordinary shares in Vodacom
 Group [Proprietary] Limited held by the Company,
upon the terms and subject to the conditions as

PROPOSAL #O.1: Approve, in accordance with the                             ISSUER          YES          FOR               FOR
Listings Requirements of the JSE Limited and subject
to the passing of Special Resolutions 1 and 2 and
Ordinary Resolutions 2 and 3 [save to the extent that
 such resolutions are conditional on the passing of
this resolution], the sale by the Company of 15% of
the entire issued ordinary share capital of Vodacom
Group [Proprietary] Limited to Vodafone Holdings [SA]
 [Proprietary] Limited, upon the terms and subject to
 the conditions as specified

PROPOSAL #O.2: Approve, in accordance with Article                         ISSUER          YES          FOR               FOR
45.1 of the Company's Articles of Association and the
 recommendation of the Company's Directors as
specified the passing of Special Resolutions 1 and 2
and Ordinary Resolutions 1 and 3 [save to the extent
that such resolutions are conditional on the passing
of this resolution]; and the receipt by Telkom of the
 purchase price from the sale of 15% of the entire
issued ordinary share capital of Vodacom Group
[Proprietary] Limited to Vodafone Holdings (SA)
[Proprietary] Limited, a dividend of ZAR 19.00 per
ordinary share in the capital of the Company is
declared, such dividend to be paid within 30 days of
receipt of the purchase price

PROPOSAL #O.3: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to the passing of Special
Resolutions 1 and 2 and Ordinary Resolutions 1 and 2
[save to the extent that such resolutions are
conditional on the passing of this resolution], to
sign all such documents and do all such things as may
 be necessary or desirable to implement Special
Resolutions 1 and 2 and Ordinary Resolutions 1 and 2

PROPOSAL #O.4: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Ordinary Resolution 5 [save to the extent that such
resolution is conditional on the passing of this
resolution] the amendment to the Telkom Conditional
Share Plan as specified

PROPOSAL #O.5: Authorize any Director of the Company,                      ISSUER          YES          FOR               FOR
 subject to the passing of Ordinary Resolution 4
[save to the extent that such resolution is
conditional on the passing of this resolution], to
sign all such documents and do all such things as may
 be necessary or desirable to implement Ordinary

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELMEX INTERNACIONAL SAB DE CV
  TICKER:                N/A             CUSIP:     P9043M104
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve the designation or ratification                      ISSUER          YES        AGAINST           AGAINST
 as the case may be, of the members of the Board of
Directors who are to be appointed for the L series
shareholders, resolutions in this regard

PROPOSAL #II.: Approve the designation of delegates                        ISSUER          YES          FOR               FOR
to carry out and formalize the resolutions passed by
the general meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TENAGA NASIONAL BERHAD
  TICKER:                N/A             CUSIP:     Y85859109
  MEETING DATE:          12/11/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements together with the reports of the Directors
 and Auditors thereon for the FYE 31 AUG 2008

PROPOSAL #2.: Approve the declaration of final gross                       ISSUER          YES        AGAINST           AGAINST
dividend of 10.0 sen per ordinary share less income
tax of 25% for the FYE 31 AUG 2008

PROPOSAL #3.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
of MYR 628,838.00 for the FYE 31 AUG 2008

PROPOSAL #4.: Re-elect Mr. Tan Sri Leo Moggie as a                         ISSUER          YES          FOR               FOR
Director, who retire in accordance with Article 135
of the Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Tan Sri Dato' Hari                              ISSUER          YES          FOR               FOR
Narayanan a/l Govindasamy as a Director, who retire
in accordance with Article 135 of the Company's
Articles of Association

PROPOSAL #6.: Re-elect Mr. Dato' Zainal Abidin bin                         ISSUER          YES          FOR               FOR
Putih as a Director, who retire in accordance with
Article 135 of the Company's Articles of Association

PROPOSAL #7.: Re-elect Mr. Tan Sri Dato' Seri Siti                         ISSUER          YES          FOR               FOR
Norma Binti Yaakob as a Director, who retires in
accordance with Article 133 of the Company's Articles
 of Association

PROPOSAL #8.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the
Company, to hold office until the conclusion of the
next AGM ['AGM'] and to authorize the Directors to
fix their remuneration

PROPOSAL #9.: Authorize the Directors, pursuant to                         ISSUER          YES        AGAINST           AGAINST
the TNB Employees' Share Option Scheme II ['ESOS II']
 as approved at the EGM ['EGM'] of the Company held
on 29 MAY 2003, to issue shares in the Company at any
 time and in accordance with the terms and conditions
 of the said scheme

PROPOSAL #10.: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Section 132D of the Companies Act, 1965 ['Act'], to
issue shares in the capital of the Company at any
time until the conclusion of the next AGM and upon
such terms and conditions and for such purposes as
the Directors may, in their absolute discretion, deem
 fit provided that the aggregate number of shares to
be issued pursuant to this resolution does not exceed
 10% of the issued share capital of the Company for
the time being, subject to the provision of the Act,
Articles of Association of the Company and approval
from the Bursa Malaysia Securities Berhad ['Bursa
Securities'] and all the relevant regulatory bodies
where such approval is necessary

PROPOSAL #11.: Approve, subject to compliance with                         ISSUER          YES          FOR               FOR
the Act, the Company's Memorandum and Articles of
Association, the Listing Requirements of Bursa
Securities and all other applicable laws, guidelines,
 rules and regulations for the time being in force or
 as may be amended from time to time, and the
approvals from all relevant authorities, authorize
the Company to purchase such amount of ordinary
shares of MYR 1.00 each in the Company's issued and
paid-up ordinary share capital through Bursa
Securities upon such terms and conditions as the
Directors of the Company ['Board'] may deem fit and
expedient in the interest of the Company provided
that: the aggregate number of shares purchased
pursuant to this resolution shall not exceed 10% of
the total issued and paid-up share capital of the
Company ['Proposed Share Buy-Back']; the maximum
amount of funds to be utilized for the purpose of the
 Proposed Share Buy-Back shall not exceed the
Company's aggregate retained profits and/or share
premium account; the authority conferred by this
resolution shall commence immediately upon the
passing of this resolution and [Authority expires at
the earlier of the conclusion of the next AGM of the
Company at which time the authority shall lapse
unless by an ordinary resolution passed by the
shareholders of the Company in a general meeting or
the expiry of the period within which the next AGM of
 the Company is required by law to be held]; and
authorize the Board to decide in their discretion to
retain the ordinary shares in the Company so
purchased by the Company as treasury shares or to
cancel them or a combination of both and/or to resell
 them on Bursa Securities and/or to distribute them
as share dividends; and to take such steps to give
full effect to the Proposed Share Buy-Back with full
power to assent to any conditions, modifications,
variations and/or amendments as may be imposed by the
 relevant authorities and/or to do all such acts and

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TENARIS, S.A.
  TICKER:                TS              CUSIP:     88031M109
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: CONSIDERATION OF THE BOARD OF                                ISSUER          YES          FOR               FOR
DIRECTORS' AND INDEPENDENT AUDITORS' REPORTS ON THE
CONSOLIDATED FINANCIAL STATEMENTS, ALL AS MORE FULLY
DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #02: CONSIDERATION OF THE BOARD OF                                ISSUER          YES          FOR               FOR
DIRECTORS' AND INDEPENDENT AUDITORS' REPORTS ON THE
COMPANY'S ANNUAL ACCOUNTS.

PROPOSAL #03: ALLOCATION OF RESULTS AND APPROVAL OF                        ISSUER          YES          FOR               FOR
DIVIDEND PAYMENT.

PROPOSAL #04: DISCHARGE TO THE MEMBERS OF THE BOARD                        ISSUER          YES          FOR               FOR
OF DIRECTORS FOR THE EXERCISE OF THEIR MANDATE.

PROPOSAL #05: ELECTION OF THE MEMBERS OF THE BOARD OF                      ISSUER          YES        AGAINST           AGAINST
 DIRECTORS.

PROPOSAL #06: COMPENSATION OF THE MEMBERS OF THE                           ISSUER          YES          FOR               FOR
BOARD OF DIRECTORS.

PROPOSAL #07: APPOINTMENT OF THE INDEPENDENT AUDITORS                      ISSUER          YES          FOR               FOR
 FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009 AND
APPROVAL OF THEIR FEES.

PROPOSAL #08: AUTHORISATION TO THE BOARD AND THE                           ISSUER          YES        AGAINST           AGAINST
BOARD OF DIRECTORS OR OTHER GOVERNING BODIES OF THE
SUBSIDIARIES TO ACQUIRE COMPANY SHARES.

PROPOSAL #09: AUTHORISATION TO THE BOARD OF DIRECTORS                      ISSUER          YES          FOR               FOR
 TO CAUSE THE DISTRIBUTION OF ALL SHAREHOLDER
COMMUNICATIONS, INCLUDING ITS SHAREHOLDER MEETING AND
 PROXY MATERIALS AND ANNUAL REPORTS TO SHAREHOLDERS,
BY SUCH ELECTRONIC MEANS AS IS PERMITTED BY ANY
APPLICABLE LAWS OR REGULATIONS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TENCENT HLDGS LTD
  TICKER:                N/A             CUSIP:     G87572122
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt, conditional upon the                      ISSUER          YES          FOR               FOR
 Listing Committee of The Stock Exchange of Hong Kong
 Limited granting the listing of and permission to
deal in the shares of the Company, representing 2% of
 the issued share capital of the Company as at the
date of passing this resolution, to be issued
pursuant to the exercise of any options granted under
 the 2009 Share Option Scheme [as specified], the
rules of the new share option scheme [2009 Share
Option Scheme] of the Company as an additional Share
Option Scheme of the Company; and authorize the
Directors of the Company at their absolute
discretion, to grant options thereunder and to allot
and issue shares of the Company pursuant to the

PROPOSAL #2.: Amend Paragraph 3 of the share award                         ISSUER          YES          FOR               FOR
scheme of the Company adopted on 13 DEC 2007 as
specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TENCENT HLDGS LTD
  TICKER:                N/A             CUSIP:     G87572122
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and Auditors for the YE 31 DEC 2008

PROPOSAL #2.I: Declare a final dividend                                    ISSUER          YES          FOR               FOR

PROPOSAL #2.II: Declare a special dividend                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.I.a: Re-elect Mr. Iain Ferguson Bruce as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #3.I.b: Re-elect Mr. Ian Charles Stone as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.II: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
fix the Directors' remuneration

PROPOSAL #4.: Re-appoint Auditors and authorize the                        ISSUER          YES          FOR               FOR
Board of Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and dispose of additional shares in
the Company and to make or grant offers, agreements,
options or warrants which would or might require the
exercise of such powers, during and after the
relevant period, the aggregate nominal value of share
 capital allotted or agreed [whether pursuant to an
option or otherwise] by the Directors of the Company
pursuant to the mandate in this resolution, otherwise
 than pursuant to: i) a Rights Issue, or ii) any
Option Scheme or similar arrangement for the time
being adopted for the grant or issue to the officers
and/or employees of the Company and/or any of its
subsidiaries of shares or rights to acquire shares of
 the Company or iii) any scrip dividend or similar
arrangement pursuant to the Articles of Association
of the Company from time to time, shall not exceed
20% of the aggregate nominal amount of the share
capital of the Company in issue at the date of this
Resolution and the said mandate shall be limited
accordingly; [Authority expires at the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Articles of Association of the
Company or by Law to be held]

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 to purchase or otherwise acquire shares of HKD
0.0001 each in the capital of the Company in
accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on The Stock Exchange of Hong Kong
Limited, provided that the aggregate nominal amount
of shares so purchased or otherwise acquired shall
not exceed 10% of the aggregate nominal amount of the
 share capital of the Company in issue at the date of
 this resolution; and [Authority expires at the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Articles of
Association of the Company or by law to be held]

PROPOSAL #7.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions 5 and 6, the aggregate nominal amount
of the shares which are purchased or otherwise
acquired by the Company pursuant to Resolution 6 be
added to the aggregate nominal amount of the shares
which may be issued pursuant to Resolution 5

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TEVA PHARMACEUTICAL INDS LTD
  TICKER:                N/A             CUSIP:     M8769Q102
  MEETING DATE:          9/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Joseph [Yosi] Nitzani as a                         ISSUER          YES          FOR               FOR
External Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TEVA PHARMACEUTICAL INDS LTD
  TICKER:                N/A             CUSIP:     M8769Q102
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the final dividend                                   ISSUER          YES          FOR               FOR

PROPOSAL #2.1: Elect Mr. Phillip Frost as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Elect Mr. Roger Abravanel as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Elect Mr. Elon Kohlberg as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Elect Mr. Yitzhak Peterburg as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.5: Elect Mr. Erez Vigodman as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint the Auditors and authorize the                       ISSUER          YES          FOR               FOR
Board to fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TEVA PHARMACEUTICAL INDUSTRIES LIMITED
  TICKER:                TEVA            CUSIP:     881624209
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE BOARD OF DIRECTORS'                           ISSUER          YES          FOR               FOR
RECOMMENDATION THAT THE CASH DIVIDEND FOR THE YEAR
ENDED DECEMBER 31, 2008, WHICH WAS PAID IN FOUR
INSTALLMENTS AND AGGREGATED NIS 1.95 (APPROXIMATELY
US$0.525, ACCORDING TO THE APPLICABLE EXCHANGE RATES)
 PER ORDINARY SHARE (OR ADS), BE DECLARED FINAL.

PROPOSAL #2A: ELECTION OF DIRECTOR: DR. PHILLIP FROST                      ISSUER          YES          FOR               FOR

PROPOSAL #2B: ELECTION OF DIRECTOR: ROGER ABRAVANEL                        ISSUER          YES          FOR               FOR

PROPOSAL #2C: ELECTION OF DIRECTOR: PROF. ELON                             ISSUER          YES          FOR               FOR
KOHLBERG
PROPOSAL #2D: ELECTION OF DIRECTOR: PROF. YITZHAK                          ISSUER          YES          FOR               FOR
PETERBURG

PROPOSAL #2E: ELECTION OF DIRECTOR: EREZ VIGODMAN                          ISSUER          YES          FOR               FOR

PROPOSAL #03: TO APPOINT KESSELMAN & KESSELMAN, A                          ISSUER          YES          FOR               FOR
MEMBER OF PRICEWATERHOUSECOOPERS INTERNATIONAL LTD.,
AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM UNTIL THE 2010 ANNUAL MEETING OF
SHAREHOLDERS AND TO AUTHORIZE THE BOARD OF DIRECTORS
TO DETERMINE THEIR COMPENSATION PROVIDED SUCH
COMPENSATION IS ALSO APPROVED BY THE AUDIT COMMITTEE.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THAI OIL PUBLIC CO LTD, CHATUCHAK
  TICKER:                N/A             CUSIP:     Y8620B119
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to certify the drafted minutes                       ISSUER          YES          FOR               FOR
of the 2008 AGM of shareholders held on 04 APR 2008

PROPOSAL #2.: Approve to certify the Company's 2008                        ISSUER          YES          FOR               FOR
operating results and the audited financial
statements for the YE 31 DEC 2008

PROPOSAL #3.: Approve the dividend payment for the                         ISSUER          YES          FOR               FOR
Company's 2008 operating results

PROPOSAL #4.: Approve the 2009 annual remuneration of                      ISSUER          YES          FOR               FOR
 the Company's Directors

PROPOSAL #5.: Approve the 2008 annual appointment of                       ISSUER          YES          FOR               FOR
the Auditors and to determine their remuneration

PROPOSAL #6.1: Re-elect Mr. Pichai Chunhavajira as a                       ISSUER          YES          FOR               FOR
new Director in replacement of retiring Directors

PROPOSAL #6.2: Re-elect Mr. Prajya Phinyawat as a new                      ISSUER          YES          FOR               FOR
 Director in replacement of retiring Directors

PROPOSAL #6.3: Elect Mr. Utid Tamwatin as an                               ISSUER          YES          FOR               FOR
Independent Director in replacement of retiring
Directors

PROPOSAL #6.4: Elect Mr. Manu Leopairote as an                             ISSUER          YES          FOR               FOR
Independent Director in replacement of retiring
Directors

PROPOSAL #6.5: Elect Mr. Naris Chaiyasoot as a new                         ISSUER          YES          FOR               FOR
Director in replacement of retiring Directors

PROPOSAL #7.: Approve the issuance of debentures                           ISSUER          YES          FOR               FOR

PROPOSAL #8.: Other business [if any]                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE DAEGU BANK LTD
  TICKER:                N/A             CUSIP:     Y1859G115
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement and a                        ISSUER          YES          FOR               FOR
cash dividend of KRW 250 per share

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect Mr. Ha Choon Soo as a Non-Outside                      ISSUER          YES          FOR               FOR
 Director and Messrs. Kim Byung Chan, Ahn Choong
Young, Kwon Young Ho, Jung Gun Young, Kim Young Hoon
as the Outside Directors

PROPOSAL #4.: Elect the Auditor Committee Members,                         ISSUER          YES          FOR               FOR
Messrs. Kim Byung Chan and Ahn Hoong Young as the
Outside Directors

PROPOSAL #5.: Approve to set stock option for staff                        ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE KOREA EXPRESS CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y4871M102
  MEETING DATE:          3/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the mandatory capital reduction                      ISSUER          YES          FOR               FOR
 with compensation

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE KOREA EXPRESS CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y4871M102
  MEETING DATE:          3/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES          FOR               FOR
Articles of Incorporation

PROPOSAL #3.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Auditor Committee Member                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

PROPOSAL #6.: Amend the retirement benefit plan for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE SIAM COMMERCIAL BANK PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y7905M113
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the minutes of the AGM of                            ISSUER          YES          FOR               FOR
shareholders No. 185 held on 03 APR 2008

PROPOSAL #2.: Acknowledge the annual report prepared                       ISSUER          YES          FOR               FOR
by the Board of Directors

PROPOSAL #3.: Approve the financial statements for                         ISSUER          YES          FOR               FOR
the FYE 31 DEC 2008

PROPOSAL #4.: Approve the allocation of profits and                        ISSUER          YES          FOR               FOR
dividend payment from the Bank's operational result
of year 2008

PROPOSAL #5.: Approve the distribution of the                              ISSUER          YES          FOR               FOR
Directors remuneration and the allocation of the
Directors bonus for the year 2009

PROPOSAL #6.: Elect the Directors in replacement of                        ISSUER          YES          FOR               FOR
those retired by rotation

PROPOSAL #7.: Appoint the Auditors and approve to fix                      ISSUER          YES          FOR               FOR
 the auditing fee

PROPOSAL #8.: Approve the Bank's Articles of                               ISSUER          YES          FOR               FOR
Association

PROPOSAL #9.: Amend Clause 4 of the Bank's Memorandum                      ISSUER          YES          FOR               FOR
 of Association in order for it to be in line with
the conversion of preferred shares into ordinary
shares in the year 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TIGER BRANDS LTD
  TICKER:                N/A             CUSIP:     S84594142
  MEETING DATE:          8/14/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.O.1: Approve the unbundling by the                             ISSUER          YES          FOR               FOR
Company of all the ordinary shares in Adcock Ingram
Holdings Ltd by way of a distribution in specie and
transfer in accordance with the provisions of Section
 90 of the Companies Act [no 61 of 1973], as amended,
 [the Act] and Article 39 of the Company's Articles
of Association and in terms of Section 46 of the
Income Tax Act [No 58 of 1962], as amended, to the
holders of all ordinary shares of the Company in the
ratio of one ordinary Adcock share for every one
ordinary Tiger Brands share held, which distribution,
 amounting to ZAR 1204.4 million is to be effected by
 reducing the Company's share premium account [as
contemplated under the Act] as at the record date to
nil and thereafter by reducing the Company's

PROPOSAL #2.O.2: Approve, in terms of Rule 5.87 of                         ISSUER          YES          FOR               FOR
the Listings Requirements of the JSE Limited (JSE),
to specifically authorize Company to make the payment
 to shareholders as specified in Ordinary Resolution
Number 1

PROPOSAL #3.O.3: Approve, in terms of Schedule 14 of                       ISSUER          YES          FOR               FOR
the JSE Listings Requirements and in accordance with
Section 222 of the Companies Act [No. 61 of 1973] as
amended, where applicable, the adoption of the Adcock
 Ingram Holdings Limited Employee Share Trust (2008)
and the Adcock Ingram Holdings Limited Phantom Cash
Option Scheme (2008)

PROPOSAL #4.O.4: Amend the Tiger Brands (1985) Share                       ISSUER          YES          FOR               FOR
Purchase Scheme and the Tiger Brands (1985) Share
Option Scheme

PROPOSAL #5.O.5: Approve the remuneration payable to                       ISSUER          YES          FOR               FOR
the Non-executive Directors of Adcock Ingram Holdings
 Limited as Board Members, including the remuneration
 payable to the Chairman of Adcock Ingram Holdings
Limited

PROPOSAL #6.O.6: Approve the remuneration payable to                       ISSUER          YES          FOR               FOR
the Non-executive Directors of Adcock Ingram Holdings
 Limited in respect of Board sub-committees

PROPOSAL #7.O.7: Authorize any two of the Company                          ISSUER          YES          FOR               FOR
Secretary, Mr. P Matlare and Mr. C. Vaux on behalf of
 the Company to do or cause all such things to be
done and to sign all documentation as may be
necessary to give effect to and implement any of the
above resolutions which are passed

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TIGER BRANDS LTD
  TICKER:                N/A             CUSIP:     S84594142
  MEETING DATE:          2/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Adopt the consolidated audited annual                       ISSUER          YES          FOR               FOR
financial statements of the Company and its
Subsidiaries, incorporating the Auditors' and the
directors' reports for the YE 30 SEP 2008

PROPOSAL #O.2: Re-elect Mr. P. B. Matlare as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires in terms of
Article 13.2 of the Articles of Association of the
Company

PROPOSAL #O.3: Re-elect Mr. N. G. Brimacombe as a                          ISSUER          YES          FOR               FOR
Director of the Company, who retires in terms of
Article 13.2 of the Articles of Association of the
Company

PROPOSAL #O.4: Re-elect Mr. B. N. Njobe as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires in terms of Article 13.2
 of the Articles of Association of the Company

PROPOSAL #O.5: Re-elect Mr. P. M. Roux as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires in terms of Article 13.2
of the Articles of Association of the Company

PROPOSAL #O.6: Re-elect Mr. U. P. T. Johnson as a                          ISSUER          YES          FOR               FOR
Director of the Company, who retires in terms of
Article 14 of the Articles of Association of the
Company

PROPOSAL #O.7: Re-elect Mr. A. C. Nissen as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires in terms of
Article 14 of the Articles of Association of the

PROPOSAL #O.8: Approve the remuneration payable to                         ISSUER          YES        AGAINST           AGAINST
the Non-Executive Directors be increased to ZAR
200,000 per annum, such remuneration to be effective
from 01 OCT 2008 and be paid quarterly in arrear, and
 the remuneration payable to the Chairman and the
Deputy Chairman be ZAR 1,075,000 per annum and ZAR
355,000 per annum respectively

PROPOSAL #O.9: Approve the payment to the Non-                             ISSUER          YES          FOR               FOR
Executive Directors who participate in the
subcommittees of the Board be as specified

PROPOSAL #O.10: Approve to pay the Non-Executive                           ISSUER          YES          FOR               FOR
Directors an amount of ZAR 12,500 per meeting in
respect of Special Meetings of the Board and the Non-
Executive Directors be paid an amount of ZAR 2,500
per hour in respect of any additional work performed
by them, provided that payment in respect of any such
 additional work is approved by the Remuneration
Committee and the Chief Executive Officer

PROPOSAL #S.1: Authorize the Company and/or any of                         ISSUER          YES          FOR               FOR
its subsidiaries, in terms of the authority granted
in the Articles of the Association of the Company
and/or any subsidiary of the Company, to acquire the
Company's own ordinary shares [shares] upon such
terms and conditions and in such amounts as the
Directors of the Company [and, in case of an
acquisition by a subsidiary(ies), the Directors of
the subsidiary(ies)] may from time to time decide,
but subject to the provisions of the Act and the
Listing Requirements of the JSE and any other stock
exchange upon which the shares of the Company may be
quoted or listed, subject to the specified
conditions: any repurchases of shares in terms of
this authority be effected through the order book
operated by the JSE trading system and done without
any prior understanding or arrangement between the
Company and the counterparty, such repurchases being
effected by only 1 appointed agent of the Company at
any point in time, and may only be effected if, after
 the repurchase, the Company still complies with the
minimum spread requirements stipulated in the JSE
Listing Requirements; any acquisition in any 1 FY
shall be limited to 4% of the issued share capital of
 the Company at the date of this AGM, provided that
any subsidiary(ies) may acquire shares to a maximum
of 10% in the aggregate of the shares in the Company
at a price greater than 10% above the weighted
average market value of shares over the 5 business
days immediately preceding the date on which the
acquisition is effected; repurchasing of shares shall
 not be effected during a prohibited period, as
specified in the JSE Listings Requirements; an
announcement containing full details of such
acquisitions of shares, will be published as soon as
the Company and/or its subsidiary(ies) has/have
acquired shares constituting, on a cumulative basis,
3% of the number of shares in issue at the date of
the general meeting at which this resolution and for
each 3% in aggregate of the aforesaid initial number
acquired thereafter; [Authority expires the earlier

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TIM PARTICIPACOES SA, RIO DE JANEIRO, RJ
  TICKER:                N/A             CUSIP:     P91536204
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To examine, discuss and approve the                          ISSUER          NO           N/A               N/A
Board of Directors report and the Company's financial
 statements relating to the FYE 31 DEC2008

PROPOSAL #2.: To decide on the proposal to allocate                        ISSUER          NO           N/A               N/A
the net profits from the 2008 FY and to distribute
dividends

PROPOSAL #3.: To elect the Members of the Board of                         ISSUER          NO           N/A               N/A
Directors and respective substitutes

PROPOSAL #4.: To set the global remuneration of the                        ISSUER          NO           N/A               N/A
Company Directors

PROPOSAL #5.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee and respective substitutes and approve to
set their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TIM PARTICIPACOES SA, RIO DE JANEIRO, RJ
  TICKER:                N/A             CUSIP:     P91536204
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the extension of the                                 ISSUER          YES          FOR               FOR
Cooperation and Support Agreement entered in to by
Telecom Italia S.P.A, Tim Cellular S.A., and Tim
Nordeste S.A., with the intervention of the Company

PROPOSAL #2.: Increase of the share capital of the                         ISSUER          NO           N/A               N/A
Company, in reference to the tax break received by
Tim Nordeste S.A. subsidiary in 2008,with the
issuance of new shares, resulting from the
amortization of the premium incorporated by the
subsidiary in the 2000 FY, and consequent amendment
of Article 5 of the Corporate Bylaws of the Company

PROPOSAL #3.: Increase the maximum number of Member                        ISSUER          NO           N/A               N/A
of the Board of Directors of the Company, and
consequent amendment of Article 26 of the Corporate
Bylaws of the Company

PROPOSAL #4.: Elimination of the position of General                       ISSUER          NO           N/A               N/A
Director of the Company, and consequent amendment of
Article 31 of the Corporate Bylaws to Company

PROPOSAL #5.: Consolidation of the Corporate Bylaws                        ISSUER          NO           N/A               N/A
of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TINGYI CAYMAN IS HLDG CORP
  TICKER:                N/A             CUSIP:     G8878S103
  MEETING DATE:          12/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and authorize, the grant of the                      ISSUER          YES          FOR               FOR
 waiver of the Pre-emptive Right [as specified] and
the waiver of the Tag-along Right [as specified] [the
 waiver of the Pre-emptive Right and the waiver of
the Tag-along Right are collectively called the
'Waivers'] by Master Kong Beverages [BVI] Co., Ltd, a
 wholly-owned subsidiary the Company, in respect of
the transfer of 1,000 shares of USD 1.00 each in the
issued share capital of Tingyi-Asahi-Itochu Beverages
 Holding Co. Ltd. [TAI], representing approximately
9.999% of the entire issued share capital of TAI [the
 'Sale Shares'] under a Share Purchase Agreement
dated 23 NOV 2008 entered into between AI Beverage
Holding Co., Ltd. [formerly known as A-I China
Breweries Co., Ltd.] [as vendor], Ting Hsin [Cayman
Islands] Holding Corp. [as purchaser] and Itochu
Corporation; authorize any one Director of the
Company for and on behalf of the Company to execute
all such other documents, instruments and Agreements
and to do all such acts or things deemed by him/them
to be incidental to, ancillary to or in connection
with the matters contemplated under the Waivers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TINGYI CAYMAN IS HLDG CORP
  TICKER:                N/A             CUSIP:     G8878S103
  MEETING DATE:          6/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited accounts and the                         ISSUER          YES          FOR               FOR
reports of the Directors and the Auditors for the YE
31 DEC 2008

PROPOSAL #2.: Declare the payment of a final dividend                      ISSUER          YES          FOR               FOR
 for the YE 31 DEC 2008

PROPOSAL #3.1: Re-elect Mr. Ryo Yoshizaws as a                             ISSUER          YES          FOR               FOR
retiring Director and authorize the Directors to fix
their remuneration

PROPOSAL #3.2: Re-elect Mr. Wu Chung-Yi as a retiring                      ISSUER          YES          FOR               FOR
 Director and authorize the Directors to fix their
remuneration

PROPOSAL #3.3: Re-elect Mr. Junichiro Ida as a                             ISSUER          YES          FOR               FOR
retiring Director and authorize the Directors to fix
their remuneration

PROPOSAL #3.4: Re-elect Mr. Hsu Shin-Chun as a                             ISSUER          YES          FOR               FOR
retiring Director and authorize the Directors to fix
their remuneration

PROPOSAL #4.: Re-appoint Mazars CPA Limited, as the                        ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to fix their remuneration

PROPOSAL #5.: Authorize the Directors to issue, allot                      ISSUER          YES        AGAINST           AGAINST
 and deal with additional shares in the capital of
the Company, and to make or grant offers, agreements
and options in respect thereof, during and after the
end of the relevant period; the aggregate nominal
amount of shares allotted or agreed conditionally or
unconditionally to be allotted [whether pursuant to
an option or otherwise] by the Directors otherwise
than pursuant to i) a rights issue, and ii) any
option scheme or similar arrangement for the time
being adopted for the grant or issue to officers
and/or employees of the Company and/or any of its
subsidiaries of shares or rights to acquire shares of
 the Company, shall not exceed 20%of the aggregate
nominal amounts of the share capital of the Company
in issue as at the date of passing of this
resolution; [Authority expires at the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Articles of
Association of the Company or any applicable Law to

PROPOSAL #6.: Authorize the Directors, to repurchase                       ISSUER          YES          FOR               FOR
shares in the capital of the Company, to purchase
shares subject to and in accordance with all
applicable laws, rules and regulations and such
mandate shall not extend beyond the relevant period;
to repurchase shares at such prices as the Directors
may at their discretion determine; the aggregate
nominal amount of the shares repurchased by the
Company pursuant to this resolution, during the
relevant period, shall not exceed 10% of the
aggregate nominal amount of the share capital of the
Company in issue as at the date of passing of this
resolution; [Authority expires at the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Articles of
Association of the Company or any applicable Law to

PROPOSAL #7.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions 5 and 6 as specified, the aggregate
nominal amount of the shares which are repurchased by
 the Company pursuant to and in accordance with
Resolution 6 above shall be added to the aggregate
nominal amount of the shares which may be allotted or
 agreed conditionally or unconditionally to be
allotted by the Directors of the Company pursuant to
and in accordance with Resolution 5

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TM INTERNATIONAL BHD
  TICKER:                N/A             CUSIP:     Y8842Y103
  MEETING DATE:          8/1/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the TMI Mauritius Ltd [TMI                         ISSUER          YES          FOR               FOR
Mauritius], a wholly-owned subsidiary of the Company,
 subject to and conditional upon the approvals of the
 relevant authorities being obtained, to subscribe
for 464,734,670 new ordinary shares of Indian Rupee
INR 10 each in Idea Cellular Limited [Idea] [Idea
Shares], representing approximately 14.99% of the
enlarged issued and paid-up share capital of Idea,
for a cash consideration of INR 72,944.8 million
based on the terms of the Share Subscription
Agreement dated 25 JUN 2008 [Share Subscription
Agreement] [Proposed Subscription]; and to assign its
 rights under the Share Subscription Agreement in
favour of its affiliates based on the terms specified
 in the Share Subscription Agreement; authorize the
Directors of the Company, in order to implement,
complete and give full effect to the proposed
subscription, the to do or procure to be done all
acts, deeds and things [including all applications
and submissions to the relevant regulatory
authorities and bodies] and to take all such
decisions as they may in their absolute discretion
deem fit, necessary, expedient or appropriate in the
best interest of the Company and to execute, sign and
 deliver on behalf of the Company and any of its
subsidiaries, all such agreements, arrangements,
undertakings, instruments or other documents to give
full effect and complete and implement the Share
Subscription Agreement, with full powers to assent to
 any arrangements, conditions, modifications,
variations and/or amendments thereto as the Directors
 of the Company may deem fit and/or as may be imposed
 by any relevant authorities in connection with the

PROPOSAL #2.: Authorize the Company and/or TMI                             ISSUER          YES          FOR               FOR
Mauritius and/or TMI India Ltd [TMI India], wholly
owned subsidiaries of TMI, subject to and conditional
 upon the approvals of the relevant authorities being
 obtained, to act, together with Green Acre Agro
Services Private Limited [GAASPL], as PAC with Idea,
to carry out a mandatory general offer on the
remaining 137,985,050 ordinary shares of INR10 each
in Spice Communications Limited [Spice] [Spice
Shares] not held by Idea and the PAC for a cash offer
 price of INR 77.30 per Spice Share [Proposed Offer]
in accordance with the Securities and Exchange Board
of India [Substantial Acquisition of Shares and
Takeovers] Regulations 1997 of India [SEBI Takeover
Regulations]; authorize the TMI, TMI Mauritius and/or
 TMI India to purchase such number of Spice Shares
subject to the Proposed Offer which has been accepted
 by the shareholders of Spice other than Idea and the
 PAC, at a price of INR 77.30 per Spice Share and
based on the terms of the Merger Cooperation
Agreement dated 25 JUN 2008 [Merger Cooperation
Agreement]; authorize the Directors of the Company in
 order to implement, complete and give full effect to
 the Proposed Offer, to do or procure to be done all
acts, deeds and things [including all applications
and submissions to the relevant regulatory
authorities and bodies] and to take all such
decisions as they may in their absolute discretion
deem fit, necessary, expedient or appropriate in the
best interest of the Company and to execute, sign and
 deliver on behalf of the Company and any of its
subsidiaries, all such agreements, arrangements,
undertakings, instruments or other documents as may
be necessary with full powers to assent to any
arrangements, conditions, modifications, variations
and/or amendments thereto as the Directors of the
Company may deem fit and/or as may be imposed by any
relevant authorities in connection with the Proposed

PROPOSAL #3.: Authorize the TMI and/or its                                 ISSUER          YES          FOR               FOR
subsidiaries which hold Spice shares, subject to and
conditional upon the approvals of the relevant
authorities being obtained, and subject further to
and conditional upon Ordinary Resolution 1 being
passed, to approve and consent to the proposed merger
 between Spice and Idea in accordance with a scheme
of arrangement under Sections 391 to 394 of the
Companies Act 1956 of India, based on the terms of
the Merger Cooperation Agreement [Proposed Merger] to
 exchange their Spice Shares for ordinary shares of
INR 10 each in Idea [Idea Shares] on the basis of 49
Idea Shares for every 100 Spice Shares held, under
the Proposed Merger; authorize the TMI to acquire
from GAASPL some or all of the Spice Shares held by
GAASPL at the price of INR 77.30 per Spice Share plus
 other incidental costs pursuant to the exercise of
the GAASPL Call Option and/or GAASPL Put Option [both
 terms as defined in TMI's Circular to shareholders
dated 17 JUL 2008], and that such approval shall
extend to the Idea Shares which the Spice Shares
shall be exchanged to under the Proposed Merger,
based on the terms of the Merger Cooperation
Agreement [Acquisition of Option Shares]; to deal
with its direct and indirect shareholdings in Idea in
 such a way that shall not eventually result in a
breach of any guidelines issued by the Department of
Telecommunications under the Ministry of
Communications and Information Technology of the
Government of India, or trigger a mandatory general
offer with respect to Idea Shares under the SEBI
Takeover Regulations, in accordance with the Merger
Cooperation Agreement; authorize the Directors of the
 Company in order to implement, complete and give
full effect to the Proposed Merger and Acquisition of
 Option Shares, to do or procure to be done all acts,
 deeds and things [including all applications and
submissions to the relevant regulatory authorities
and bodies] and to take all such decisions as they
may in their absolute discretion deem fit, necessary,
 expedient or appropriate in the best interest of the
 Company and to execute, sign and deliver on behalf
of the Company and any of its subsidiaries, all such
agreements, arrangements, undertakings, instruments
or other documents as may be necessary to give full
effect to, complete and implement the Merger
Cooperation Agreement, with full powers to assent to
arrangements, conditions, modifications, variations
and/or amendments thereto as the Directors of the
Company may deem fit and/or as may be imposed by any
relevant authorities in connection with the Proposed
Merger and Acquisition of Option Shares; and for the
purpose of determining a member who shall be entitled
 to attend this EGM, the Company shall request from
Bursa Malaysia Depository Sdn. Bhd. in accordance
with the provisions under Article 66 of the Company's
 Articles of Association and Section 34(1) of the
Securities Industry [Central Depositories] Act, 1991
to issue a General Meeting Record of Depositors
[General Meeting ROD] as at 24 JUL 2008, only a

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TM INTERNATIONAL BHD
  TICKER:                N/A             CUSIP:     Y8842Y103
  MEETING DATE:          3/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, subject to and conditional upon the
approvals of all relevant regulatory authorities
being obtained to: establish, implement and
administer the proposed long term performance-based
Employee Share Option Scheme ['Proposed Option
Scheme'] as specified, for the benefit of eligible
employees and Executive Directors of the Company and
its subsidiaries [other than those which are dormant]
 ['Eligible Employees'] to subscribe for new ordinary
 shares of MYR 1.00 each in the Company ['TMI
Shares'] in accordance with the Bye-Laws governing
the Proposed Option Scheme ['Bye-Laws'], as
specified; allot and issue such number of new TMI
shares, as may be required to be issued to eligible
employees pursuant to the exercise of the options
under the Proposed Option Scheme, provided that the
aggregate number of new TMI Shares issued pursuant to
 the Proposed Option Scheme does not exceed 7% of the
 total issued and paid-up share capital of the
Company at any time during the duration of the
Proposed Option Scheme and that the new TMI Shares
shall, upon allotment and issuance, rank equally in
all respects with the then existing issued TMI Shares
 save and except that they shall not be entitled to
any dividend, right, allotment and/or other
distribution in respect of which the entitlement date
 is before the date of allotment of such new TMI
Shares and will be subject to all the provisions of
the Companys Articles of Association relating to
transfer, transmission and otherwise; do or procure
to be done all acts, deeds and things and to take all
 such decisions as they may in their absolute
discretion deem fit, necessary, expedient and/or
appropriate in the best interests of the Company
including making the necessary applications at the
appropriate time or times to Bursa Malaysia
Securities Berhad for the listing of and quotation
for the new TMI Shares which may from time to time be
 issued and allotted pursuant to the Proposed Option
Scheme and to modify and/or amend the Proposed Option
 Scheme from time to time as may be required and/or
permitted by the regulatory authorities or deemed
necessary by the regulatory authorities or the Board
of Directors of the Company provided that such
modifications and/or amendments are effected and
permitted in accordance with the provisions of the
Bye-Laws relating to modifications and/or amendments;
 and to execute, sign and deliver on behalf of the
Company, all such agreements, arrangements,
undertakings, instruments or other documents as may
be necessary with full powers to assent to any
arrangement, condition, modification, variation
and/or amendment thereto as the Board of Directors of
 the Company may deem fit and/or as may be imposed by

PROPOSAL #2.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, subject to and conditional upon Ordinary
Resolution 1 being passed, to grant option(s) to Dato
 Sri Jamaludin Ibrahim, Managing Director/President
and Group Chief Executive Officer of the Company, to
subscribe for up to 5.5 million new TMI Shares under
the Proposed Option Scheme, subject always to such
terms and conditions of the Bye-Laws and/or any
adjustment which may be made in accordance with the
provisions of the Bye-Laws

PROPOSAL #3.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, subject to and conditional upon Ordinary
Resolution 1 being passed, to grant option(s) to Dato
 Yusof Annuar Yaacob, Executive Director/Group Chief
Financial Officer of the Company, to subscribe for up
 to 2.5 million new TMI Shares under the Proposed
Option Scheme, subject always to such terms and
conditions of the Bye-Laws and/or any adjustment
which may be made in accordance with the provisions
of the Bye-Laws

PROPOSAL #4.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company, subject to and conditional upon the Special
 Resolution in relation to the proposed increase in
the Companys authorized share capital and the
corresponding amendments to the Companys Memorandum
and Articles of Association [as specified] ['IASC
Special Resolution'] being passed, and approvals of
all the relevant regulatory authorities being
obtained, on such terms as the Board of Directors of
the Company shall determine, to allot [whether
provisionally or otherwise] and issue by way of a
renounceable rights issue to the shareholders of the
Company, whose names appear in the Record of
Depositors of the Company as at 5.00 p.m. on an
entitlement date to be determined and announced by
the Board of Directors of the Company, or their
renouncee(s) to be credited as fully paid-up upon
full payment of the issue price, up to 5,250 million
Rights Shares, on a basis of entitlement and at an
issue price to be determined at the Board of
Directors discretion and announced later; to deal
with any fractional entitlement that may arise from
the Proposed Rights Issue in such manner as they
shall in their absolute discretion deem fit and in
the best interest of the Company; the Rights Shares
shall, upon allotment and issuance, rank equally in
all respects with the then existing TMI Shares save
and except that the Rights Shares shall not be
entitled to any dividend, right, allotment and/or
other distribution, in respect of which the
entitlement date is before the date of allotment of
the Rights Shares; any Rights Share which are not
taken up or not validly taken up shall be made
available for excess applications in such manner as
the Board of Directors of the Company shall determine
 in a fair and equitable manner; in order to
implement, complete and give full effect to the
Proposed Rights Issue, to do or procure to be done
all acts, deeds and things and to execute, sign and
deliver on behalf of the Company, all such documents
as it may deem necessary, expedient and/or
appropriate to implement, give full effect to and
complete the Proposed Rights Issue, with full powers
to assent to any condition, modification, variation
and/or amendment thereto as the Board of Directors of
 the Company may deem fit in connection with the

PROPOSAL #5.: Authorize Khazanah, subject to and                           ISSUER          YES          FOR               FOR
conditional upon Ordinary Resolution 4 and the IASC
Special Resolution being passed, and approvals of all
 the relevant regulatory authorities being obtained,
to increase its shareholding in TMI under the
Proposed Rights Issue without having to carry out a
mandatory take-over offer under Part II of the
Malaysian Code on take overs and Mergers, 1998 for
the remaining voting shares of TMI not held by
Khazanah after the Proposed Rights Issue; authorize
the Board of Directors of the Company, in order to
implement, complete and give full effect to the
Proposed Exemption, to do or procure to be done all
acts, deeds and things and to execute, sign and
deliver on behalf of the Company, all such documents
as it may deem necessary, expedient and/or
appropriate to implement, give full effect to and
complete the Proposed Exemption, with full powers to
assent to any condition, modification, variation
and/or amendment thereto as the Board of Directors of
 the Company may deem fit in connection with the
Proposed Exemption; for the purpose of determining a
Member who shall be entitled to attend the EGM, the
Company shall request from Bursa Malaysia Depository
Sdn. Bhd., in accordance with the provisions under
the Article 66 of the Companys Articles of
Association and Section 34(1) of the Securities
Industry [Central Depositories] Act, 1991 to issue a
general meeting record of depository [general meeting
 ROD] as at 16 MAR 2009; only a depositor whose name
appears on the general meeting ROD as at 16 MAR 2009
shall be entitled to attend the said meeting or

PROPOSAL #S.1: Approve the name of the Company be                          ISSUER          YES          FOR               FOR
changed to Axiata Group Berhad from TM International
Berhad to be effective from the date of issuance of
the Certificate of Incorporation on change of name by
 the Companies Commission of Malaysia pursuant to
Section 23 of the Companies Act, 1965 and that all
references in the Company's Memorandum and the
Articles of Association to the name of TM
International Berhad, wherever the same may appear,
shall be deleted and substituted with Axiata Group
Berhad and authorize the Board of Director of the
Company, in order to implement, complete and give
full effect to the proposed change of name, to do or
procure to be done all acts, deeds and things and to
execute, sign and deliver on behalf of the Company,
all such documents as it may deem necessary,
expedient and/or appropriate to implement, give full
effect to and complete the proposed change of name,
with full powers to assent to any conditions,
modifications variations and/or amendments thereto as
 the Board of Directors of the Company may deem fit
in connection with the proposed change of name

PROPOSAL #S.2: Approve and adopt the proposed                              ISSUER          YES          FOR               FOR
amendments to the Articles of Association of the
Company in the form and manner as specified and
authorize the Board of Directors of the Company, in
order to implement, complete and give full effect to
the proposed amendment to the Articles, to do or
procure to be done all Acts, deeds and things and to
execute, sign and deliver on behalf of the Company,
all such documents as it may deem necessary,
expedient and/or appropriate to implement, give full
effect to and complete the proposed amendment to the
Articles, with full powers to assent to any
conditions, modifications, variations and/or
amendments thereto as the Board of Directors of the
Company may deem fit in connection with the proposed

PROPOSAL #S.3: Authorize the Company, to increase the                      ISSUER          YES          FOR               FOR
 authorized share capital of the Company from MYR
5,000 million, comprising 5,000 million, ordinary
shares of MYR 1.00 each [TMI Shares] to MYR 12,000
million, comprising 12,000 million TMI shares by the
creation of an additional 7,000 million new TMI
shares and that the Clause 5 and the Article 3 of the
 Memorandum and Articles of Association of the
Company respectively be amended accordingly and
authorize the Board of Directors of the Company, in
order to implement, complete and give full effect to
the proposed IASC, to do or procure to be done all
acts, deeds and things and to execute, sign and
deliver on behalf of the Company, all such documents
as it may deem necessary, expedient and/or
appropriate to implement, give full effect to and
complete proposed IASC, with full powers to assent to
 any conditions, modifications, variations and/or
amendments thereto as the Board of Directors of the
Company may deem fit in connection with the proposed
IASC; approve for the purpose of determining a Member
 who shall be entitled to attend this EGM, the
Company shall request from Bursa Malaysia Depository
Sdn., Bhd., in accordance with the provisions under
Article 66 of the Company's Articles of Association
and Section 34[1] of the Securities Industry [Central
 Depositories] Act, 1991 to issue a general meeting
record of depositors [general meeting ROD] as at 16
MAR 2009; only a depositor whose name appears on the
general meeting ROD as at 16 MAR 2009 shall be
entitled to attend the said meeting or appoint

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TMB BANK PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y57710116
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the minutes of the                         ISSUER          YES          FOR               FOR
2008 AGM of share holders held on Friday 25 APR 2008

PROPOSAL #2.: Acknowledge the report on TMB'S                              ISSUER          YES          FOR               FOR
operation in 2008

PROPOSAL #3.: Approve the TMB'S balance sheet and                          ISSUER          YES          FOR               FOR
income statements ended 31 DEC 2008 and acknowledge
the suspension of dividend payment

PROPOSAL #4.: Elect the Directors to replace those                         ISSUER          YES          FOR               FOR
retiring by rotation

PROPOSAL #5.: Approve the remuneration of the                              ISSUER          YES          FOR               FOR
Directors for 2009

PROPOSAL #6.: Appoint the Auditor for 2009 and                             ISSUER          YES          FOR               FOR
approve to fix the Audit fee

PROPOSAL #7.: Other businesses [if any]                                    ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TMK OAO
  TICKER:                N/A             CUSIP:     87260R201
  MEETING DATE:          11/7/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, on or prior to 05 JAN 2009, to                      ISSUER          YES          FOR               FOR
 pay out the dividends to the shareholders for 9
months of the year 2008 at the rate of 1.75 roubles
per 1 ordinary share of the Company [with the normal
value of 10 roubles each], 1,527,751,750 roubles in

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TMK OAO
  TICKER:                N/A             CUSIP:     87260R201
  MEETING DATE:          1/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Approve the related-party transaction                       ISSUER          YES          FOR               FOR
with OAO TMK and IPSCO Tubulars Inc , namely
conclusion of the Loan Agreement

PROPOSAL #1.2: Approve the related-party transaction                       ISSUER          YES          FOR               FOR
with Uralskiy Bank of Sberbank of Russia and OAO TMK,
 namely conclusion of the Surety Agreement

PROPOSAL #1.3: Approve the related party transaction                       ISSUER          YES          FOR               FOR
with Uralskiy Bank of Sberbank of Russia and OAO TMK,
 namely conclusion of the Surety Agreement

PROPOSAL #1.4: Approve the related-party transaction                       ISSUER          YES          FOR               FOR
with Uralskiy Bank of Sberbank of Russia and OAO TMK,
 namely conclusion of the Surety Agreement

PROPOSAL #1.5: Approve the related-party transaction                       ISSUER          YES          FOR               FOR
with Uralskiy Bank of Sberbank of Russia and OAO TMK,
 namely conclusion of the Surety Agreement

PROPOSAL #1.6: Approve the related-party transaction                       ISSUER          YES          FOR               FOR
with OAO TMK and OAO VTZ, namely conclusion of the
Loan Agreement

PROPOSAL #1.7: Approve the related-party transaction                       ISSUER          YES          FOR               FOR
with OAO TMK and OAO STZ, namely conclusion of the
Loan Agreement

PROPOSAL #1.8: Approve the related-party transaction                       ISSUER          YES          FOR               FOR
with OAO TMK and OAO SinTZ, namely conclusion of the
Loan Agreement

PROPOSAL #1.9: Approve the related-party transaction                       ISSUER          YES          FOR               FOR
with OAO TMK and OAO TAGMET, namely conclusion of the
 Loan Agreement

PROPOSAL #1.10: Approve the related-party transaction                      ISSUER          YES          FOR               FOR
 with OAO TAGMET and OAO TMK, namely conclusion of
the Loan Agreement

PROPOSAL #1.11: Approve the related-party transaction                      ISSUER          YES          FOR               FOR
 with OAO VTZ and OAO TMK, namely conclusion of the
Loan Agreement

PROPOSAL #1.12: Approve the related-party transaction                      ISSUER          YES          FOR               FOR
 with OAO STZ and OAO TMK, namely conclusion of the
Loan Agreement

PROPOSAL #1.13: Approve the related-party transaction                      ISSUER          YES          FOR               FOR
 with OAO SinTZ and OAO TMK, namely conclusion of the
 Loan Agreement

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TMK OAO
  TICKER:                N/A             CUSIP:     87260R201
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, annual                            ISSUER          YES        ABSTAIN           AGAINST
financial statements, including income statements
[profit and loss account] of the Company based on
results of the FY 2008

PROPOSAL #2.: Approve the distribution of profit                           ISSUER          YES        ABSTAIN           AGAINST
based on results of the FY 2008, at the latest of 28
AUG 2009 distribute annual profits for the FY 2008 to
 the shareholders of the Company at the rate of 1 RUB
 44 kopecks per 1 ordinary share of the Company [with
 the nominal value of 10 RUB each] 1,257,121,440 RUB
in total; benefit remaining after the distribution of
 profit, is not distributed and remains at the
disposal of the Company

PROPOSAL #3.1: Elect Kaplunov Andrey Yurievich to the                      ISSUER          YES        ABSTAIN           AGAINST
 Board of Directors of the Company

PROPOSAL #3.2: Elect Pickering Thomas to the Board of                      ISSUER          YES        ABSTAIN           AGAINST
 Directors of the Company

PROPOSAL #3.3: Elect Marous Josef to the Board of                          ISSUER          YES        ABSTAIN           AGAINST
Directors of the Company

PROPOSAL #3.4: Elect Papin Sergey Timofeyevich to the                      ISSUER          YES        ABSTAIN           AGAINST
 Board of Directors of the Company

PROPOSAL #3.5: Elect Pumpyanskiy Dmitriy                                   ISSUER          YES        ABSTAIN           AGAINST
Aleksandrovich to the Board of Directors of the

PROPOSAL #3.6: Elect Townsend Geoffrey to the Board                        ISSUER          YES        ABSTAIN           AGAINST
of Directors of the Company

PROPOSAL #3.7: Elect Khmelevskiy Igor Borisovich to                        ISSUER          YES        ABSTAIN           AGAINST
the Board of Directors of the Company

PROPOSAL #3.8: Elect Shiryaev Aleksandr Georgievich                        ISSUER          YES        ABSTAIN           AGAINST
to the Board of Directors of the Company

PROPOSAL #3.9: Elect Shokhin Aleksandr Nikolaevich to                      ISSUER          YES        ABSTAIN           AGAINST
 the Board of Directors of the Company

PROPOSAL #3.10: Elect Eskindarov Mukhadin                                  ISSUER          YES        ABSTAIN           AGAINST
Abdurakhmanovich to the Board of Directors of the
Company

PROPOSAL #4.1: Elect Vorobyov Aleksandr Petrovich to                       ISSUER          YES        ABSTAIN           AGAINST
the Audit Commission of the Company

PROPOSAL #4.2: Elect Maksimenko Aleksandr Vasilyevich                      ISSUER          YES        ABSTAIN           AGAINST
 to the Audit Commission of the Company

PROPOSAL #4.3: Elect Posdnakova Nina Viktorovna to                         ISSUER          YES        ABSTAIN           AGAINST
the Audit Commission of the Company

PROPOSAL #5.: Approve Ernst and Young, LLC as the                          ISSUER          YES        ABSTAIN           AGAINST
Company's Auditor

PROPOSAL #6.: Approve to modify the Charter of the                         ISSUER          YES        ABSTAIN           AGAINST
Company as specified

PROPOSAL #7.: Approve the new text of the modal                            ISSUER          YES        ABSTAIN           AGAINST
contract with the Member of the Board of Directors of
 the Company

PROPOSAL #8.: Approve the interested party                                 ISSUER          YES        ABSTAIN           AGAINST
transaction: execution of a contract [contracts] of
guarantee under the specified essential conditions:
parties of the transaction: Creditor: JSC URALSIB,
Guarantor: OAO TMK; subject of transaction: guarantor
 covenants with the Creditor CJSC Trade House TMK
[the Borrower] to be in charge of performance of
obligations under the credit contract [contracts],
line of credit contract [contracts], bill credit
contract [contracts] under the specified conditions:
total amount of non-recurrent indebtedness under
credits, credit lines, bill credits: not more than
RUB 5,500,000,000 or the equivalent in US dollars;
period of availability of credit, credit lines, bill
credits: not more than 12 months; interest rate on
credit, credit lines, bill credits: not more than 22%
 per annum; transaction price: an amount of not more
than the amount of the secured obligation, interests,
 commission fees and the amount of other commission
fees, expenditures provided by the secured obligation
 [obligations]; the transaction price is more than 2%
 of the assets book value of the Company determined
in accordance with the date financial statements as
of the latest reporting date and corresponds to the
market level

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOTAL ACCESS COMMUNICATION PUB CO LTD
  TICKER:                N/A             CUSIP:     Y8904F141
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to certify the minutes of the                        ISSUER          YES          FOR               FOR
AGM of shareholders No 1/2008 held on 30 APR 2008

PROPOSAL #2.: Acknowledge the annual report on the                         ISSUER          YES          FOR               FOR
Company's operating results of 2008

PROPOSAL #3.: Approve the Company's audited balance                        ISSUER          YES          FOR               FOR
sheet and the profit and loss account as at 31 DEC

PROPOSAL #4.: Approve the annual dividend payment                          ISSUER          YES          FOR               FOR
from the net income of the Company for the YE 31 DEC

PROPOSAL #5.1: Elect Mr. Tore Johnsen as a Director,                       ISSUER          YES          FOR               FOR
to replace those who retire by rotation

PROPOSAL #5.2: Elect Mr. Knut Snorre Bach                                  ISSUER          YES          FOR               FOR
Corneliussen as a Director, to replace those who

PROPOSAL #5.3: Elect Mr. Sigve Brekke as a Director,                       ISSUER          YES          FOR               FOR
to replace those who retire by rotation

PROPOSAL #5.4: Elect Mr. Soonthorn Pokachaiyapat as a                      ISSUER          YES          FOR               FOR
 Director, to replace those who retire by rotation

PROPOSAL #6.: Approve the remuneration of the                              ISSUER          YES          FOR               FOR
Directors for the year 2009

PROPOSAL #7.: Approve the appointment of the                               ISSUER          YES          FOR               FOR
Company's Auditors and fixing their remuneration

PROPOSAL #8.: Approve the general mandate for the                          ISSUER          YES          FOR               FOR
interested person transactions, pursuant to the
applicable SGX Stock Exchange requirements

PROPOSAL #9.: Amend the Articles of Association of                         ISSUER          YES          FOR               FOR
the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TRACTEBEL ENERGIA SA, FLORIANOPOLIS
  TICKER:                N/A             CUSIP:     P9208W103
  MEETING DATE:          4/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to take the accounts of the                          ISSUER          YES          FOR               FOR
Directors, to examine, discuss and vote the financial
 statements relating to FYE 31 DEC 2008

PROPOSAL #2.: Approve the decision regarding the                           ISSUER          YES          FOR               FOR
capital budget for retention of profit

PROPOSAL #3.: Approve the destination of the year end                      ISSUER          YES          FOR               FOR
 results and to distribute dividends

PROPOSAL #4.: Approve to deliberate on the                                 ISSUER          YES        AGAINST           AGAINST
participation of the employees in the relating to FYE
 31 DEC 2008

PROPOSAL #5.: Approve to set the Directors global                          ISSUER          YES        AGAINST           AGAINST
remuneration

PROPOSAL #6.: Approve to take cognizance of the                            ISSUER          YES          FOR               FOR
resignation of a Member of the Board of Directors and
 elect that Member's replacement

PROPOSAL #7.: Elect the Finance Committee and                              ISSUER          YES          FOR               FOR
Substitutes

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TRACTEBEL ENERGIA SA, FLORIANOPOLIS
  TICKER:                N/A             CUSIP:     P9208W103
  MEETING DATE:          4/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify, in accordance with the terms of                      ISSUER          YES          FOR               FOR
 Article 256, paragraph 1, of Law number 6404/1976,
the acquisition, by its subsidiary Gama Participacoes
 LTDA. Gama, of the control of the Companies;
Hidropower Energia S.A. Hidropower; Tupan Energia
Eletrica S.A. Tupan, in accordance with the material
approved at the 90th meeting of the Board of
Directors of the Company, held on 24 JUL 2008, and of
 the Companies; Eolica Beberibe S .A. Beberibe;
Eolica Pedra Do Sal S.A. Pedra Do Sal; Hidrelet Rica
Areia Branca S.A. Areia Branca; Econergy Brasil
Servicos Corporativos Ltda; Ecoservicos, in
accordance with the material approved in the 93rd
meeting of the Board of Directors of the Company,

PROPOSAL #2.: Amend the wording of line XI of Article                      ISSUER          YES          FOR               FOR
 19 of the corporate bylaws of the Company, to allow
the executive committee to make guarantees or
endorsements for the subsidiary Companies, in
accordance with the proposal approved at the 91st
meeting of the Board of Directors of Tractebelenergia
 S.A., held on 13 AUG 2008

PROPOSAL #3.: Approve the revalidation of the                              ISSUER          YES        AGAINST           AGAINST
contract for the provision of services entered into
between the Company and Suez Tr Actebel S.A.,
approved at the EGM held on 17 APR 2007

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TRANSCEND INFORMATION INC
  TICKER:                N/A             CUSIP:     Y8968F102
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of monetary loans                      ISSUER          NO           N/A               N/A

PROPOSAL #A.4: To report the status of endorsement                         ISSUER          NO           N/A               N/A
and guarantee

PROPOSAL #A.5: To report the status of investment in                       ISSUER          NO           N/A               N/A
People's Republic of China

PROPOSAL #A.6: To report the status of the local                           ISSUER          NO           N/A               N/A
unsecured convertible bonds

PROPOSAL #A.7: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution:                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 3.3 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, staff bonus and capital
reserves: proposed stock dividend: 10 for 1,000
shares held; proposed bonus issue: 40 for 1,000

PROPOSAL #B.4: Elect Mr. Shu Chung Won [ID No:                             ISSUER          YES        AGAINST           AGAINST
A102642810] as a Director

PROPOSAL #B.5: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.8: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TRIPOD TECHNOLOGY CO LTD
  TICKER:                N/A             CUSIP:     Y8974X105
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of endorsement,                        ISSUER          NO           N/A               N/A
guarantee and monetary loans

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 2.2 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus, proposed
stock dividend: 10 for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B81.1: Elect Mr. Jimmy Wang, Shareholder                         ISSUER          YES          FOR               FOR
No: 1 as a Director

PROPOSAL #B81.2: Elect Mr. James Hu, Shareholder No:                       ISSUER          YES          FOR               FOR
167 as a Director

PROPOSAL #B81.3: Elect Mr. T. K. Hsu, Shareholder No:                      ISSUER          YES          FOR               FOR
 6 as a Director

PROPOSAL #B82.1: Elect Mr. Hung-Chan Wu; ID No:                            ISSUER          YES          FOR               FOR
R120019251 as an Independent Director

PROPOSAL #B82.2: Elect Mr. Lawrence T. Kou, ID No:                         ISSUER          YES          FOR               FOR
F102254762 as an Independent Director

PROPOSAL #B83.1: Elect Mr. L. F. Tsai, ID No:                              ISSUER          YES          FOR               FOR
P120718337 as a Supervisor

PROPOSAL #B83.2: Elect Chinsan International                               ISSUER          YES          FOR               FOR
Investment Limited, Shareholder No: 21335 as a
Supervisor

PROPOSAL #B83.3: Elect Chaosan Investment Limited,                         ISSUER          YES          FOR               FOR
Shareholder No: 24186 as a Supervisor

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TRUWORTHS INTERNATIONAL LTD
  TICKER:                N/A             CUSIP:     S8793H130
  MEETING DATE:          11/6/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Group and the                          ISSUER          YES          FOR               FOR
Company audited annual financial statements for the
period ended 29 JUN 2008

PROPOSAL #2.1: Re-elect Mr. M.S. Mark as a Director                        ISSUER          YES          FOR               FOR
of the Company, who retires by rotation at the AGM

PROPOSAL #2.2: Re-elect Mr. R.G. Dow as a Director of                      ISSUER          YES          FOR               FOR
 the Company, who retires by rotation at the AGM

PROPOSAL #2.3: Re-elect Mr. H. Saven as a Director of                      ISSUER          YES          FOR               FOR
 the Company, who retires by rotation at the AGM

PROPOSAL #3.: Approve to renew the Directors' general                      ISSUER          YES          FOR               FOR
 authority, which shall be limited in aggregate to
10% of the Company's shares in issue at 29 JUN 2008,
over both the unissued shares and the repurchased
shares of the Company until the following AGM; this
general authority shall include the power to allot or
 to sell as the case may be such shares for cash
subject to the provisions of the Companies Act [the
Act] and the JSE's Listings Requirements, in
particular this resolution which if passed would
constitute a waiver by Members of their pre-emptive
rights, is subject to not less than 75% of the votes
of all members entitled to vote and in attendance or
represented at the meeting being cast in favor and is
 further subject to paragraphs 5.52 and 11.22 of such
 Requirements which provide as follows: such shares
may only be issued or sold as the case may be to
public shareholders as defined in such Requirements
and not to related parties; such shares may not in
any 1 FY in the aggregate exceed 15% of the Company's
 issued shares the number that may be issued or sold
as the case may be being determined in accordance
with subparagraph 5.52 [c] of such Requirements; and
the maximum discount at which such shares may be
issued or sold as the case may be is 10% of the
weighted average traded price of such shares on the
JSE over the 30 business days preceding the date of
determination of the issue or selling price as the
case may be; after the Company has issued shares in
terms of this general authority representing on
cumulative basis within a financial year 5% or more
of the number of shares in issue prior to that issue,
 the company will publish an announcement containing
full details of the issue including: the number of
shares issued; the average discount to the weighted
average traded price of the shares over the 30
business days prior to the date that the price of the
 issue was determined or agreed by the Directors; and
 the effects of the issue on the net asset value per
share net tangible asset value per share earnings per
 share headline earnings per share and diluted

PROPOSAL #S.4: Approve, a general approval                                 ISSUER          YES          FOR               FOR
contemplated in the Act, the acquisition from time to
 time, either by the Company itself or by its
subsidiaries, of the Company's issued shares and
including the acquisition by the Company of any of
its issued shares held by its subsidiaries, upon such
 terms and conditions and in such amounts as the
Directors of the Company may from time to time
decide, subject however to the provisions of the Act
and the Listings Requirements of the JSE relating to
general repurchases of shares, it being recorded that
 it is currently required that general repurchases of
 a Company's shares can be made only if: a) the
Company and its subsidiaries are enabled by their
articles to acquire such shares; b) the Company and
its subsidiaries are authorized by their Members in
terms of special resolutions taken at general
meetings, to make such general repurchases,
[Authority expires the earlier of the conclusion of
the next AGM or 15 months]; c) such repurchases are
effected through the order book operated by the JSE
trading system and without any prior understanding or
 arrangement between the Company and a counterparty,
unless the JSE otherwise permits; d) such repurchases
 are limited to a maximum of 20% per FY of the
Company's issued shares of that class at the time the
 aforementioned authorization is given, a maximum of
10% in aggregate of the Company's issued shares that
may have been repurchased being capable of being held
 by subsidiaries of the Company; e) such repurchases
are made at a price no greater than 10% above the
weighted average market price of the Company's shares
 traded on the JSE over the 5 business days
immediately preceding the date on which the
transaction is effect; f) at any point in time, the
Company appoints only one agent to effect any
repurchase on the Company's behalf; g) the Company
may only undertake such repurchases if thereafter it
still complies with the JSE's Listings Requirements
concerning shareholder spread; h) such repurchases
are not effected during prohibited periods as defined

PROPOSAL #5.: Re-appoint Ernst & Young Inc, as the                         ISSUER          YES          FOR               FOR
Independent External Auditors in respect of the audit
 of the Group's and the Company's annual financial
statements for the period ending 28 JUN 2009 and
their fees be determined by Group's Audit Committee

PROPOSAL #6.: Approve the fees of the Non-Executive                        ISSUER          YES          FOR               FOR
Directors for the period ended 29 JUN 2008

PROPOSAL #7.1: Approve the fees of the Non-Executive                       ISSUER          YES          FOR               FOR
Chairman for the period ended 28 JUN 2009 as ZAR
320,000

PROPOSAL #7.2: Approve the fees of the Non-Executive                       ISSUER          YES          FOR               FOR
Directors for the period ended 28 JUN 2009 as ZAR
150,000

PROPOSAL #7.3: Approve the fees of the Audit                               ISSUER          YES          FOR               FOR
Committee Chairman for the period ended 28 JUN 2009

PROPOSAL #7.4: Approve the fees of the Audit                               ISSUER          YES          FOR               FOR
Committee Members for the period ended 28 JUN 2009 as

PROPOSAL #7.5: Approve the fees of the Remuneration                        ISSUER          YES          FOR               FOR
Committee Chairman for the period ended 28 JUN 2009
as ZAR 60,000

PROPOSAL #7.6: Approve the fees of the Remuneration                        ISSUER          YES          FOR               FOR
Committee Member for the period ended 28 JUN 2009 as
ZAR 45,000

PROPOSAL #7.7: Approve the fees of the Risk Committee                      ISSUER          YES          FOR               FOR
 Member for the period ended 28 JUN 2009 as ZAR 30,000

PROPOSAL #7.8: Approve the fees of the Non-Executive                       ISSUER          YES          FOR               FOR
Committee Chairman for the period ended 28 JUN 2009
as ZAR 20,000

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TSINGTAO BREWERY LTD
  TICKER:                N/A             CUSIP:     Y8997D102
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 work report of the                          ISSUER          YES          FOR               FOR
Board of Directors of the Company

PROPOSAL #2.: Approve the 2008 work report of the                          ISSUER          YES          FOR               FOR
Supervisory Committee of the Company

PROPOSAL #3.: Approve the 2008 financial statements                        ISSUER          YES          FOR               FOR
[audited] of the Company

PROPOSAL #4.: Approve to determine the 2008 Profit                         ISSUER          YES          FOR               FOR
Distribution Proposal [including dividend

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers Zhong                      ISSUER          YES          FOR               FOR
 Tian Certified Public Accountants Limited Company as
 the Company's Domestic Auditors and
PricewaterhouseCoopers, Hong Kong as it's
International Auditors for the year of 2009, and
authorize the Board of Directors to fix their
remuneration

PROPOSAL #6.: Approve to publish or provide Corporate                      ISSUER          YES          FOR               FOR
 communications to the holders of H Shares of the
Company's website under the prerequisite that the
Laws, regulations and listing rules of the places of
listing of the Company will not be contravened

PROPOSAL #7.: Approve the remuneration proposal for                        ISSUER          YES          FOR               FOR
the Executive Directors of the sixth Board of

PROPOSAL #8.: Approve and ratify the Distribution                          ISSUER          YES          FOR               FOR
Agreement dated 22 APR 2009 [the Distribution
Agreement] entered into between the Company and
[Yantai Beer Tsingtao Asahi Company Limited] [Yantai
Beer] in relation to the grant of the sole
distribution rights to the Company for distribution
of all products produced by Yantai Beer and the
transactions contemplated thereunder, the proposed
annual caps in respect of the transactions
contemplated under the Distribution Agreement for
each of the 3 FYE 31 DEC 2011; and authorize Mr. Sun
Mingbo, an Executive Director of the Company, to
sign, seal, execute all such other documents and
agreements and do all such acts or things as he may
in his absolute discretion consider to be necessary,
desirable, appropriate or expedient to implement or
give effect to the Distribution Agreement, the annual
 caps and the transaction contemplated thereunder
including agreeing and making any modifications,
amendments, waivers, variations or extensions of the
Distribution Agreement, the annual caps and the
transactions contemplated thereunder

PROPOSAL #S.9: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Tsingtao Brewery Company Limited [Amendments to
the Articles of Association], and authorize the Board
 of Directors of the Company at the AGM to make
appropriate amendments to the wordings and do such
other things as necessary in respect of the
amendments to the Articles of Association pursuant to
 the requests of the relevant regulatory authorities
and the requirements of the Rules Governing the
Listing of Securities on The Stock Exchange of Hong
Kong Limited in the course of filing the Articles of
Association with such regulatory authorities after
the passing of the Amendments to the Articles of
Association at the AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TUNG HO STL ENTERPRISE CORP
  TICKER:                N/A             CUSIP:     Y90030100
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report on the operations of 2008                         ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report on supervisors audit review                       ISSUER          NO           N/A               N/A
regarding financial statements of 2008`

PROPOSAL #A.3: To reporting the status of                                  ISSUER          NO           N/A               N/A
endorsements and guarantees to other Companies

PROPOSAL #A.4: To reporting the status of loans to                         ISSUER          NO           N/A               N/A
other Companies

PROPOSAL #A.5: To reporting the status of buying back                      ISSUER          NO           N/A               N/A
 treasury stocks

PROPOSAL #A.6: To reporting the status of our                              ISSUER          NO           N/A               N/A
domestic convertible bond

PROPOSAL #A.7: To reporting the status of the assets                       ISSUER          NO           N/A               N/A
loss valuation in 2008

PROPOSAL #B.1: Approve the admitting financial                             ISSUER          YES          FOR               FOR
reports of 2008

PROPOSAL #B.2: Approve the admitting the profits                           ISSUER          YES          FOR               FOR
distribution proposal of 2008; [cash dividend TWD 1.5
 per share, stock dividend 30 shares per 1,000 shares
 from retain earnings subject to 20% withholding Tax]

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings: proposed stock dividend: 30
for 1,000 shares held

PROPOSAL #B.4: Approve to revising the Articles of                         ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revising the loans to other                      ISSUER          YES          FOR               FOR
 Companies

PROPOSAL #B.6: Approve to revising the endorsements                        ISSUER          YES          FOR               FOR
and guarantees to other Companies

PROPOSAL #B.7: Approve to revising to the disposal                         ISSUER          YES          FOR               FOR
procedures of derivatives transaction

PROPOSAL #B.8: Extemporary motions                                         ISSUER          YES          FOR             AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURK SISE VE CAM FABRIKALARI A.S.
  TICKER:                N/A             CUSIP:     M9013U105
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and election of the                                  ISSUER          NO           N/A               N/A
Presidential Board, authorize the Chairmanship to
sign the minutes of the meeting

PROPOSAL #2.: Receive the activities and accounts of                       ISSUER          NO           N/A               N/A
2008, the reports of the Board of Directors, the
Board of Auditors and the Independent External
Auditors report

PROPOSAL #3.: Ratify the balance sheet and income                          ISSUER          NO           N/A               N/A
statements for the year 2008

PROPOSAL #4.: Approve the way of distribution and the                      ISSUER          NO           N/A               N/A
 date of distribution of 2008's profit

PROPOSAL #5.: Grant discharge of Board of Directors                        ISSUER          NO           N/A               N/A
and the Board of Auditors

PROPOSAL #6.: Elect the Members of the Board of                            ISSUER          NO           N/A               N/A
Directors

PROPOSAL #7.: Elect the Members of the Board of                            ISSUER          NO           N/A               N/A
Auditors

PROPOSAL #8.: Authorize the Members of the Board of                        ISSUER          NO           N/A               N/A
Directors to participate in activities according to
the Articles 334 and 335 of the Turkish Commercial

PROPOSAL #9.: Approve to determine the monthly gross                       ISSUER          NO           N/A               N/A
salaries of the Board of Directors

PROPOSAL #10.: Approve to determine the monthly gross                      ISSUER          NO           N/A               N/A
 salaries of the Board of Auditors

PROPOSAL #11.: Approve the presentation of                                 ISSUER          NO           N/A               N/A
information about the donations made throughout the

PROPOSAL #12.: Amend the Company Articles of                               ISSUER          NO           N/A               N/A
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURK TELEKOMUNIKASYON
  TICKER:                N/A             CUSIP:     Y90033104
  MEETING DATE:          11/14/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Assembly and elect the                        ISSUER          NO           N/A               N/A
Chairmanship

PROPOSAL #2.: Authorize the Chairmanship to sign the                       ISSUER          NO           N/A               N/A
minutes of the Assembly

PROPOSAL #3.: Ratify the mid-term elections for the                        ISSUER          NO           N/A               N/A
vacated Board memberships in accordance with the
Article 315 of the Turkish Trade Code and Board of
Directors' resolution dated 30 JUL 2008, and ratify
the new memberships of the Board members to be
effected as of the election date

PROPOSAL #4.: Elect the members of the Board of                            ISSUER          NO           N/A               N/A
Directors and the Auditors

PROPOSAL #5.: Wishes and suggestions                                       ISSUER          NO           N/A               N/A

PROPOSAL #6.: Closing                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURK TELEKOMUNIKASYON
  TICKER:                N/A             CUSIP:     Y90033104
  MEETING DATE:          2/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and formation of the Council                         ISSUER          NO           N/A               N/A

PROPOSAL #2.: Authorize the Council for signing the                        ISSUER          NO           N/A               N/A
minutes of the assembly and list of attendants

PROPOSAL #3.: Grant authority to the person to be                          ISSUER          NO           N/A               N/A
appointed by Board of Directors and to the Board of
Directors itself, who will be in charge of
acquisition of Companies during the year 2009 up and
until total value of 1.000.000.000 US Dollars in line
 with Section G item 6 of Article 21th of the

PROPOSAL #4.: Wishes                                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Closure                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURK TELEKOMUNIKASYON
  TICKER:                N/A             CUSIP:     Y90033104
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and election of the                                  ISSUER          NO           N/A               N/A
Presidential Board

PROPOSAL #2.: Approve to delegate authority to                             ISSUER          NO           N/A               N/A
Chairmanship to sign the minutes of the meeting

PROPOSAL #3.: Approve the concerning of activities                         ISSUER          NO           N/A               N/A
and accounts of 2008, the reading and deliberation of
 the Board of Directors, Auditors and Independent
Auditors report

PROPOSAL #4.: Approve the balance sheet and income                         ISSUER          NO           N/A               N/A
statements for the year

PROPOSAL #5.: Approve to decide the offsetting the                         ISSUER          NO           N/A               N/A
losses of the Company from reserve funds and showing
this accounting in the financial statements of the
year 2009

PROPOSAL #6.: Approve to decide on the profit                              ISSUER          NO           N/A               N/A
distribution proposal of the Board of Directors

PROPOSAL #7.: Approve the absolving Board Members and                      ISSUER          NO           N/A               N/A
 Auditors

PROPOSAL #8.: Approve the decision on the Independent                      ISSUER          NO           N/A               N/A
 Auditing firm

PROPOSAL #9.: Approve to present the information to                        ISSUER          NO           N/A               N/A
the shareholders about the profit distribution

PROPOSAL #10.: Approve to present the information to                       ISSUER          NO           N/A               N/A
the general assembly about the information policy

PROPOSAL #11.: Approve to present the information to                       ISSUER          NO           N/A               N/A
the general assembly about the donations and
contributions

PROPOSAL #12.: Approve to present the information                          ISSUER          NO           N/A               N/A
about the processes with concerned parties

PROPOSAL #13.: Authorize the Board Members according                       ISSUER          NO           N/A               N/A
to the Articles 334 and 335 of the Turkish Commercial
 Code

PROPOSAL #14.: Wishes and closure                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURKCELL ILETISIM HIZMETLERI  A S
  TICKER:                N/A             CUSIP:     M8903B102
  MEETING DATE:          1/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Presidency Board                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Authorize the Presidency Board to sign                       ISSUER          NO           N/A               N/A
the minutes of the meeting

PROPOSAL #3.: Amend the Article 3 of the Articles of                       ISSUER          NO           N/A               N/A
Association of the Company, titled purpose and
subject matter

PROPOSAL #4.: Wishes and hopes                                             ISSUER          NO           N/A               N/A

PROPOSAL #5.: Closing                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURKCELL ILETISIM HIZMETLERI  A S
  TICKER:                N/A             CUSIP:     M8903B102
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Presidency Board                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Authorize the Presidency Board to sign                       ISSUER          NO           N/A               N/A
the minutes of meeting

PROPOSAL #3.: Approve the annual reports of the Board                      ISSUER          NO           N/A               N/A
 of Director, the Auditors and the summary of the
Independent Audit Firm's report relating to FY 2008

PROPOSAL #4.: Approve the balance sheet and the                            ISSUER          NO           N/A               N/A
profits/loss statements relating to FY 2008

PROPOSAL #5.: Approve to release the Board Members                         ISSUER          NO           N/A               N/A
and the Auditors from activities and operations of
the Company in year 2008

PROPOSAL #6.: Elect the Board of Directors Members                         ISSUER          NO           N/A               N/A
for a period of 3 years and approve to determine
their remuneration

PROPOSAL #7.: Elect the Auditors for a period of 1                         ISSUER          NO           N/A               N/A
year and approve to determine their remuneration

PROPOSAL #8.: Approve the decision on the Board of                         ISSUER          NO           N/A               N/A
Directors proposal concerning the distribution of
profit for year 2008

PROPOSAL #9.: Approve to inform the general assembly                       ISSUER          NO           N/A               N/A
regarding the donations made in the year 2008

PROPOSAL #10.: Elect the Independent Audit Firm                            ISSUER          NO           N/A               N/A
realized by the Board of Directors in accordance with
 the Article 14 of the regulation concerning the
Independent External Audit in capital markets which
is published by the capital markets Board

PROPOSAL #11.: Approve to permitting the Board                             ISSUER          NO           N/A               N/A
Members to, directly or on behalf of others, be
active in areas falling within or outside the scope
of the Companys and to participate in Companies
operating in the same business and to perform other
acts in compliance with Articles 334 and 335 of the
Turkish Commercial Code

PROPOSAL #12.: Wishes and hopes                                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURKIYE GARANTI BANKASI A S
  TICKER:                N/A             CUSIP:     M4752S106
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and formation of the Board of                        ISSUER          NO           N/A               N/A
Presidency

PROPOSAL #2.: Authorize the Board of Presidency for                        ISSUER          NO           N/A               N/A
the execution of the minutes of the meeting

PROPOSAL #3.: Receive the annual report and the                            ISSUER          NO           N/A               N/A
Auditors reports

PROPOSAL #4.: Approve the balance sheet, profit and                        ISSUER          NO           N/A               N/A
loss accounts and dividend distribution

PROPOSAL #5.: Appoint the Members of Board of                              ISSUER          NO           N/A               N/A
Directors in order to fulfill the residual term of
positions of Members vacated during the year

PROPOSAL #6.: Approve to release of Members of the                         ISSUER          NO           N/A               N/A
Board of Directors and the Auditors

PROPOSAL #7.: Elect the Members of the Board of                            ISSUER          NO           N/A               N/A
Directors and the Auditors

PROPOSAL #8.: Approve to determine the remuneration                        ISSUER          NO           N/A               N/A
of the Members of the Board of Directors and the

PROPOSAL #9.: Approve the charitable donations                             ISSUER          NO           N/A               N/A

PROPOSAL #10.: Grant authority for the Members of the                      ISSUER          NO           N/A               N/A
 Board of Directors to do business with the bank in
accordance with Articles 334 and 335 of Turkish
Commercial Code

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURKIYE HALK BANKASI A.S. (HALKBANK)
  TICKER:                N/A             CUSIP:     M9032A106
  MEETING DATE:          4/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Chairmanship                           ISSUER          NO           N/A               N/A

PROPOSAL #2.: Authorize the Chairmanship to sign the                       ISSUER          NO           N/A               N/A
minutes of the assembly

PROPOSAL #3.: Approve the Board of Directors'                              ISSUER          NO           N/A               N/A
activity report, the Auditors' report and the
Independent External Auditing Company's report as well

PROPOSAL #4.: Ratify the balance sheet and profit and                      ISSUER          NO           N/A               N/A
 loss statement of FY 2008

PROPOSAL #5.: Grant discharge to the Board Members                         ISSUER          NO           N/A               N/A
and the Auditors, separately

PROPOSAL #6.: Approve to determine the remuneration                        ISSUER          NO           N/A               N/A
for the Members of the Board of Directors and the
Auditors

PROPOSAL #7.: Approve to give the information to the                       ISSUER          NO           N/A               N/A
general assembly about donations granted across the
year

PROPOSAL #8.: Wishes and closing                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURKIYE IS BANKASI A S
  TICKER:                N/A             CUSIP:     M8933F115
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the assembly, elect the                           ISSUER          NO           N/A               N/A
Chairmanship and grant authority for the Chairmanship
 to sign the minutes of the assembly

PROPOSAL #2.: Receive the Board of Directors activity                      ISSUER          NO           N/A               N/A
 report, Auditors report as well as of the
Independent External Auditing Company's report

PROPOSAL #3.: Ratify the balance sheet and profit and                      ISSUER          NO           N/A               N/A
 loss statement of year 2008

PROPOSAL #4.: Grant discharge of the Board Members                         ISSUER          NO           N/A               N/A
for the activities and accounts of year 2008

PROPOSAL #5.: Grant discharge of the Auditors for the                      ISSUER          NO           N/A               N/A
 activities and accounts of year 2008

PROPOSAL #6.: Approve to determine the way and of the                      ISSUER          NO           N/A               N/A
 date of distribution of profits

PROPOSAL #7.: Ratify the mid term election for the                         ISSUER          NO           N/A               N/A
vacated Board Membership

PROPOSAL #8.: Approve to determine remuneration for                        ISSUER          NO           N/A               N/A
the Members of the Board of Directors

PROPOSAL #9.: Elect the Auditors                                           ISSUER          NO           N/A               N/A

PROPOSAL #10.: Approve the determine of remuneration                       ISSUER          NO           N/A               N/A
for the Auditors

PROPOSAL #11.: Approve the informing to shareholders                       ISSUER          NO           N/A               N/A
about donations granted across the year

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURKIYE PETROL RAFINERILERI A  S
  TICKER:                N/A             CUSIP:     M8966X108
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Presiding                              ISSUER          NO           N/A               N/A
Committee of the general assembly meeting AGM

PROPOSAL #2.: Approve, the reading and deliberations                       ISSUER          NO           N/A               N/A
on the Board of Directors report, Auditors report and
 the Independent Audit report of the Independent
External Audit Company Basaran Nas Bagimsiz Denetim
Ve Ser Best Muhasebeci Mali Musavirlik A.S a Member
of PricewaterhouseCoopers, on the activities and
accounts of the year 2008; the Board of Directors
proposal about the balance sheet and the income
statement of the year 2008; after modification or
rejection of the dividend distribution

PROPOSAL #3.: Approve the changes in the Membership                        ISSUER          NO           N/A               N/A
of the Board of Directors in the year 2008, in
accordance with Turkish Commercial Law, Article 315

PROPOSAL #4.: Grant discharge from liability of the                        ISSUER          NO           N/A               N/A
Members of the Board of Directors and the Auditors in
 respect of the duties performed during the year 2008

PROPOSAL #5.: Approve the replacement or re-elect the                      ISSUER          NO           N/A               N/A
 Board of Directors Members whose term of office has
expired

PROPOSAL #6.: Approve the replacement or re-elect the                      ISSUER          NO           N/A               N/A
 Auditors whose term of office has expired

PROPOSAL #7.: Approve the determination of the                             ISSUER          NO           N/A               N/A
monthly gross compensation of the Chairman, Members
of the Board and the Auditors

PROPOSAL #8.: Approve, the modification or refuse the                      ISSUER          NO           N/A               N/A
 year 2008 profit distribution and dividend date
proposal of the Board of Directors

PROPOSAL #9.: Approve to inform our shareholders                           ISSUER          NO           N/A               N/A
about the Company dividend policy in accordance with
the principles of Corporate Governance

PROPOSAL #10.: Authorize the Board of Directors,                           ISSUER          NO           N/A               N/A
within the frame of the Article 38 of the Articles of
 Association, about the advance payment of the
dividend distribution, the capital market Law
Article15 and regarding of the relevant regulation

PROPOSAL #11.: Approve the presentation of                                 ISSUER          NO           N/A               N/A
information to the general assembly about the
donations and the support provided by our Company to
foundations and associations in 2008 with the purpose
 of social responsibility

PROPOSAL #12.: Approve, the Independent Audit Firm                         ISSUER          NO           N/A               N/A
selected by the Board of Directors for the Auditing
of our Company's activities and accounts in the year
2009, on proposal of the Auditing Committee, in
accordance with the regulations concerning
Independent Auditing in the capital market

PROPOSAL #13.: Approve within the frame of the                             ISSUER          NO           N/A               N/A
Capital Markets Board, Communique IV, No 41, to
inform about transactions with the related parties

PROPOSAL #14.: Approve, having the required                                ISSUER          NO           N/A               N/A
permission from the Ministry of Industry and trade,
the changes of the text which is related to the
Articles 10 and 26, in the Articles of Association

PROPOSAL #15.: Authorize the Board of Members, in                          ISSUER          NO           N/A               N/A
accordance with the Commercial Law Article 334 and
335, to perform business activities within the fields
 of activity of the Company by himself or on the
behalf of others and to be a partner in any Company
performing similar activities and to make other
transactions

PROPOSAL #16.: Authorize the Presiding Committee to                        ISSUER          NO           N/A               N/A
sign the meeting minutes of the general assembly

PROPOSAL #17.: Requests                                                    ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURKIYE VAKIFLAR BANKASI TAO
  TICKER:                N/A             CUSIP:     M9037B109
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the assembly and elect the                        ISSUER          NO           N/A               N/A
Chairmanship

PROPOSAL #2.: Authorize the Chairmanship in order to                       ISSUER          NO           N/A               N/A
sign the minutes of the assembly

PROPOSAL #3.: Approve the Board of Directors'                              ISSUER          NO           N/A               N/A
activity report, Auditors' report and Independent
Auditing Company's report

PROPOSAL #4.: Ratify the balance sheet and profit &                        ISSUER          NO           N/A               N/A
loss statement of 2008

PROPOSAL #5.: Grant discharge to the Board Members                         ISSUER          NO           N/A               N/A
for the activities and accounts of 2008

PROPOSAL #6.: Grant discharge to the Auditors for the                      ISSUER          NO           N/A               N/A
 activities and accounts of 2008

PROPOSAL #7.: Approve the Board of Directors'                              ISSUER          NO           N/A               N/A
proposal concerning distribution of 2008's profit

PROPOSAL #8.: Approve to give information to the                           ISSUER          NO           N/A               N/A
general assembly about our bank's policies on
distribution of profit for 2009 and subsequent years

PROPOSAL #9.: Approve to re-new the elections for the                      ISSUER          NO           N/A               N/A
 Memberships of the Board of Directors

PROPOSAL #10.: Approve to re-new the elections for                         ISSUER          NO           N/A               N/A
the Memberships of the Board of Auditors

PROPOSAL #11.: Approve to determine the remuneration                       ISSUER          NO           N/A               N/A
for the Members of the Board of Directors and the
Auditors

PROPOSAL #12.: Ratify the election of Independent                          ISSUER          NO           N/A               N/A
External Auditing Company in accordance with the
related regulation of the Capital Market Board

PROPOSAL #13.: Approve to give information about the                       ISSUER          NO           N/A               N/A
donations given across the year

PROPOSAL #14.: Wishes and suggestions                                      ISSUER          NO           N/A               N/A

PROPOSAL #15.: Closing                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TVN S.A., WARSZAWA
  TICKER:                N/A             CUSIP:     X9283W102
  MEETING DATE:          10/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Acknowledge the proper convening of the                      ISSUER          NO           N/A               N/A
 meeting and its ability to adopt resolutions

PROPOSAL #4.: Approve to accept the agenda                                 ISSUER          NO           N/A               N/A

PROPOSAL #5.: Elect the Scrutiny Commission                                ISSUER          NO           N/A               N/A

PROPOSAL #6.: Adopt the resolution on buying own                           ISSUER          NO           N/A               N/A
shares for cancellation

PROPOSAL #7.: Adopt the resolution on destination of                       ISSUER          NO           N/A               N/A
the reserve capital for buying own shares

PROPOSAL #8.: Adopt the resolution on amendments to                        ISSUER          NO           N/A               N/A
the Articles of Association

PROPOSAL #9.: Approve the uniform text of the                              ISSUER          NO           N/A               N/A
Articles of Association

PROPOSAL #10.: Closing of the Meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TVN S.A., WARSZAWA
  TICKER:                N/A             CUSIP:     X9283W102
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the general meeting                               ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the correctness of calling                           ISSUER          NO           N/A               N/A
meeting and its ability to approve resolutions

PROPOSAL #4.: Approve the agenda acceptance                                ISSUER          NO           N/A               N/A

PROPOSAL #5.: Elect the Scrutiny Committee                                 ISSUER          NO           N/A               N/A

PROPOSAL #6.: Approve the financial statement                              ISSUER          NO           N/A               N/A

PROPOSAL #7.: Approve the Company activity report                          ISSUER          NO           N/A               N/A

PROPOSAL #8.: Approve the consolidated financial                           ISSUER          NO           N/A               N/A
statement

PROPOSAL #9.: Approve the resolution on granting                           ISSUER          NO           N/A               N/A
Management Board duties execution

PROPOSAL #10.: Approve the resolution on granting                          ISSUER          NO           N/A               N/A
Supervisory Board duties execution

PROPOSAL #11.: Approve the resolution on profit                            ISSUER          NO           N/A               N/A
distribution

PROPOSAL #12.: Approve the dividend payment and                            ISSUER          NO           N/A               N/A
establishment of pay date

PROPOSAL #13.: Approve the  resolution on Company                          ISSUER          NO           N/A               N/A
situation report

PROPOSAL #14.: Approve the Supervisory Board activity                      ISSUER          NO           N/A               N/A
 report

PROPOSAL #15.: Approve the establishment of no of                          ISSUER          NO           N/A               N/A
Members of the Supervisory Board

PROPOSAL #16.: Elect new Members of the Supervisory                        ISSUER          NO           N/A               N/A
Board

PROPOSAL #17.: Approve the extension of deadline to                        ISSUER          NO           N/A               N/A
execute rights to buy TVN shares in range of
motivation programme

PROPOSAL #18.: Adopt the resolution on buyback own                         ISSUER          NO           N/A               N/A
shares

PROPOSAL #19.: Approve the resolution on decrease                          ISSUER          NO           N/A               N/A
initial capital

PROPOSAL #20.: Approve the resolution on changes in                        ISSUER          NO           N/A               N/A
Company statue

PROPOSAL #21.: Approve the acceptance uniform text of                      ISSUER          NO           N/A               N/A
 Company statute

PROPOSAL #22.: Closing of the general meeting                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UEM WORLD BHD
  TICKER:                N/A             CUSIP:     Y9035N102
  MEETING DATE:          8/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon the approvals of all relevant authorities and/or
 parties [where required] being obtained, and subject
 further to and conditional upon ordinary Resolution
3 and ordinary Resolution 4 being passed, for UEM
World and/or its subsidiary to undertake the non-
renounceable restricted offer for sale of shares
[held directly or indirectly] in its listed
subsidiaries in Malaysia [Offer Listed Shares],
namely UEM Builders Berhad [UEM Builders], Opus Group
 Berhad [formerly known as Opus International Group
Berhad] [Opus], Pharmaniaga Berhad [Pharmaniaga] and
Cement Industries of Malaysia Berhad [CIMA]
[collectively referred to as the Listed
Subsidiaries], to the shareholders of UEM World on a
rights basis [Proposed ROS] in the following manner:
a) the Offer Listed Shares shall be offered to
shareholders whose names appear in UEM World's
Register of Members and/or Record of Depositors as at
 the close of business on a date to be determined by
the Board of Directors of UEM World [Entitlement
Date] in such proportion to the entitled
shareholders' shareholdings in UEM World on a rights
basis, at the offer price [payable in full upon
acceptance] as specified; authorize the Board of
Directors of UEM World to change the offer price in
the event of any occurrence of major events that
would affect the businesses of any of the Listed
Subsidiaries, in such manner as it may, in its
absolute discretion, deem fit in the best interest of
 UEM World; to allocate such number of the Offer
Listed Shares under the excess applications in a fair
 and equitable manner as the Board of Directors of
UEM World shall determine; no offer document nor the
accompanying notices and forms pertaining to the
Proposed ROS shall be issued or sent to entitled
shareholders of UEM World having registered addresses
 outside Malaysia or who have not provided UEM World
or Bursa Malaysia Depository Sdn Bhd with an address
in Malaysia at which such documents may be delivered
for the Proposed ROS; to do or procure to be done all
 acts, deeds and things and to execute, sign and
deliver on behalf of UEM World and/or any of its
subsidiaries, all such documents as it may deem
necessary, expedient and/or appropriate to implement,
 give full effect to and complete the Proposed ROS,
with full powers to assent to any conditions,
modifications, variations and/or amendments as the
Board of Directors of UEM World may deem fit and/or
as may be imposed by any relevant authorities and/or

PROPOSAL #2.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon the approvals of all relevant authorities and/or
 parties [where required] being obtained, the UEM
World to undertake the reorganization of UEM Land
Berhad [UEM Land] involving the following: a)
incorporation of a Company by UEM World as a Public
Company and to hold 100% equity interest in UEM Land
[Newco]; b) disposal by UEM World of its 71.46%
equity interest in UEM Land to Newco in consideration
 for 1,735,108,854 Newco shares; and c) disposal by
UEM Group Berhad [UEMG] of its 28.54% equity interest
 in UEM Land to Newco in consideration for
693,068,053 Newco shares, such that both UEM World
and UEMG will have the same proportionate
shareholding in Newco as they have in UEM Land prior
to the reorganization and based on the terms and
conditions set out in the agreement dated 15 FEB 2008
 entered into between UEM World and UEMG [Proposed
Reorganization]; authorize the Board of Directors of
UEM World to do or procure to be done all acts, deeds
 and things and to execute, sign and deliver on
behalf of UEM World and/or any of its subsidiaries,
all such documents as it may deem necessary,
expedient and/or appropriate to implement, give full
effect to and complete the Proposed Reorganization,
with full powers to assent to any conditions,
modifications, variations and/or amendments as the
Board of Directors of UEM World may deem fit and/or
as may be imposed by any relevant authorities and/or
parties in connection with the Proposed Reorganization

PROPOSAL #3.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon the approvals of all relevant authorities and/or
 parties [where required] being obtained, and subject
 further to and conditional upon Ordinary Resolution
1 and Ordinary Resolution 4 being passed, the UEM
World to undertake a dividend-in-specie of UEM
World's entire holding of ordinary shares of MYR 0.50
 each in UEM Land Berhad [UEM Land] [UEM Land Shares]
 or ordinary shares of MYR 0.50 each in a Company to
be incorporated by UEM World as a public Company and
to hold 100% equity interest in UEM Land [Newco]
[Newco Shares] [as the case may be] to UEM World's
shareholders whose names appear in UEM World's
Register of Members and/or Record of Depositors as at
 the close of business on a date to be determined by
the Board of Directors of UEM World [Entitlement
Date] on the basis of 5 UEM Land Shares or 5 Newco
Shares [as the case may be] for every 4 ordinary
shares of MYR 1.00 each in UEM World held as at the
Entitlement Date [Proposed DIS]; authorize the Board
of Directors of UEM World to apply the approved sum
from the retained earnings of UEM World in order to
give effect to the Proposed DIS; and to deal with any
 fractional entitlement and fractions of a share
arising from the Proposed DIS, in its absolute
discretion, as it deems fit in the best interest of
UEM World; and to do or procure to be done all acts,
deeds and things and to execute, sign and deliver on
behalf of UEM World and/or any of its subsidiaries,
all such documents as it may deem necessary,
expedient and/or appropriate to implement, give full
effect to and complete the Proposed DIS, with full
powers to assent to any conditions, modifications,
variations and/or amendments as the Board of
Directors of UEM World may deem fit and/or as may be
imposed by any relevant authorities and/or parties in
 connection with the Proposed DIS

PROPOSAL #4.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon the approvals of all relevant authorities and
parties [where required] being obtained, and subject
further to and conditional upon Ordinary Resolution 1
 and Ordinary Resolution 3 being passed, for the
listing of and quotation for the entire issued and
paid-up ordinary share capital of UEM Land Berhad
[UEM Land] or a Company to be incorporated by UEM
World as a public Company and to hold 100% equity
interest in UEM Land [Newco] [as the case may be] on
the Main Board of Bursa Malaysia Securities Berhad
[Proposed Listing]; no offer document nor the
accompanying notices pertaining to the Proposed
Listing shall be issued or sent to entitled
shareholders of UEM World having registered addresses
 outside Malaysia or who have not provided UEM World
or Bursa Malaysia Depository Sdn Bhd with an address
in Malaysia at which such documents may be delivered
for the Proposed Listing; authorize the Board of
Directors of UEM World to do or procure to be done
all acts, deeds and things and to execute, sign and
deliver on behalf of UEM World and/or any of its
subsidiaries, all such documents as it may deem
necessary, expedient and/or appropriate to implement,
 give full effect to and complete the Proposed
Listing, with full powers to assent to any
conditions, modifications, variations and/or
amendments as the Board of Directors of UEM World may
 deem fit and/or as may be imposed by any relevant
authorities and/or parties in connection with the

PROPOSAL #5.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon the approvals of all relevant authorities and/or
 parties [where required] being obtained, for UEM
World to undertake the disposal of UEM World's
remaining businesses and undertakings after the
Proposed ROS and Proposed DIS [other than the
proceeds from the Proposed ROS] to UEM Group Berhad
[UEMG] for a cash consideration of MYR 13,880,871
based on the terms and conditions set out in the sale
 and purchase agreement dated 15 FEB 2008 entered
into between UEM World and UEMG [Proposed Disposal];
and, authorize the Board of Directors of UEM World to
 do or procure to be done all acts, deeds and things
and to execute, sign and deliver on behalf of UEM
World and/or any of its subsidiaries, all such
documents as it may deem necessary, expedient and/or
appropriate to implement, give full effect to and
complete the Proposed Disposal, with full powers to
assent to any conditions, modifications, variations
and/or amendments as the Board of Directors of UEM
World may deem fit and/or as may be imposed by any
relevant authorities and/or parties in connection
with the Proposed Disposal

PROPOSAL #6.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon the approvals of all relevant authorities and/or
 parties [where required] being obtained, and subject
 further to and conditional upon Special Resolution 1
 being passed, for UEM World to issue 2 ordinary
shares of MYR 1.00 each in UEM World to 2 unrelated
parties to be identified at par value for cash
immediately upon the Proposed Capital Reduction [as
specified in Special Resolution 1] taking effect
[Proposed Share Issued]; and; authorize the Board of
Directors of UEM World to do all acts, deeds and
things and to execute, sign and deliver on behalf of
UEM World, all such documents as it may deem
necessary, expedient and/or appropriate to implement,
 give full effect to and complete the Proposed Share
Issue, with full powers to assent to any conditions,
modifications, variations and/or amendments as the
Board of Directors of UEM World may deem fit and/or
as may be imposed by any relevant authorities and/or
parties in connection with the Proposed Share Issue

PROPOSAL #7.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon the approvals of all relevant authorities and/or
 parties [where required] being obtained, for the
proposed acquisition by UEM Land Berhad [UEM Land] of
 20 parcels of freehold land located in Mukim of
Tanjung Kupang, District of Johor Bahru, Johor Darul
Takzim from UEM Construction Sdn Bhd [UEMC] for a
purchase consideration of MYR 46,146,000 to be
satisfied via the issuance of 46,146,000 mandatory
convertible redeemable preference shares of MYR 0.01
each in UEM Land or a Company to be incorporated by
UEM World as a public Company and to hold 100% equity
 interest in UEM Land [MCRPS] at an issue price of
MYR 1.00 per MCRPS in accordance with the terms and
conditions of the conditional sale and purchase
agreement dated 24 JUN 2008 entered into between UEM
Land and UEMC [Proposed UEMC Land Acquisition]; and
authorize the Board of Directors of UEM World to do
all acts, deeds and things and to execute, sign and
deliver on behalf of UEM World, all such documents as
 it may deem necessary, expedient and/or appropriate
to implement, give full effect to and complete the
Proposed UEMC Land Acquisition, with full powers to
assent to any conditions, modifications, variations
and/or amendments as the Board of Directors of UEM
World may deem fit and/or as may be imposed by any
relevant authorities and/or parties in connection
with the Proposed UEMC Land Acquisition

PROPOSAL #8.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon the approvals of all relevant authorities and/or
 parties [where required] being obtained, for the
proposed acquisition by UEM Land Berhad [UEM Land] of
 2 ordinary shares of MYR 1.00 each in Finwares Sdn
Bhd [Finwares] representing the entire issued and
paid-up share capital of Finwares from UEM
Construction Sdn Bhd [UEMC] for a purchase
consideration of MYR 79,796,162 to be satisfied via
the issuance of 79,796,162 mandatory convertible
redeemable preference shares of MYR 0.01 each in UEM
Land or a Company to be incorporated by UEM World as
a public Company and to hold 100% equity interest in
UEM Land [MCRPS] at an issue price of MYR 1.00 per
MCRPS in accordance with the terms and conditions of
the conditional sale of shares agreement dated 24 JUN
 2008 entered into between UEM Land and UEMC
[Proposed Finwares Acquisition]; and; authorize the
Board of Directors of UEM World to do all acts, deeds
 and things and to execute, sign and deliver on
behalf of UEM World, all such documents as it may
deem necessary, expedient and/or appropriate to
implement, give full effect to and complete the
Proposed Finwares Acquisition, with full powers to
assent to any conditions, modifications, variations
and/or amendments as the Board of Directors of UEM
World may deem fit and/or as may be imposed by any
relevant authorities and/or parties in connection
with the Proposed Finwares Acquisition

PROPOSAL #9.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon the approvals of all relevant authorities and/or
 parties [where required] being obtained, for the
proposed acquisition by UEM Land Berhad [UEM Land] of
 Hartanah Lintasan Kedua Sdn Bhd's [Hartanah] holding
 of 26.64% of the undivided freehold land parcel
identified as H.S.(D) 297739, Lot PTD 2987 located in
 Mukim of Tanjung Kupang, District of Johor Bahru,
Johor Darul Takzim from Hartanah for a purchase
consideration of MYR 28,971,840 to be satisfied via
the issuance of 28,971,840 mandatory convertible
redeemable preference shares of MYR 0.01 each in UEM
Land or a Company to be incorporated by UEM World as
a public Company and to hold 100% equity interest in
UEM Land [MCRPS] at an issue price of MYR 1.00 per
MCRPS in accordance with the terms and conditions of
the conditional sale and purchase agreement dated 24
JUN 2008 entered into between UEM Land and Hartanah
[Proposed Hartanah Land Acquisition]; and authorize
the Board of Directors of UEM World to do all acts,
deeds and things and to execute, sign and deliver on
behalf of UEM World, all such documents as it may
deem necessary, expedient and/or appropriate to
implement, give full effect to and complete the
Proposed Hartanah Land Acquisition, with full powers
to assent to any conditions, modifications,
variations and/or amendments as the Board of
Directors of UEM World may deem fit and/or as may be
imposed by any relevant authorities and/or parties in
 connection with the Proposed Hartanah Land

PROPOSAL #10.: Approve, subject to and conditional                         ISSUER          YES          FOR               FOR
upon the approvals of all relevant authorities and/or
 parties [where required] being obtained, for the
proposed acquisition to UEM World to grant to UEM
Land Berhad [UEM Land] or a Company to be
incorporated by UEM World as a public Company and to
hold 100% equity interest in UEM Land [Newco], the
authority pursuant to Section 132D of the Companies
Act, 1965 [Proposed Shareholders' Mandate] for the
issuance of up to 10% of UEM Land's or Newco's
enlarged issued and paid-up share capital after the
Proposed DIS [as specified in Ordinary Resolution 3]
upon such terms and conditions and for such purposes
as the Board of Directors of UEM Land or Newco may at
 its absolute discretion deem fit or in pursuance of
offers, agreements or options to be made or granted
by the Board of Directors of UEM Land or Newco while
the Proposed Shareholders' Mandate is in force that
the aggregate number of new ordinary shares of MYR
0.50 each in UEM Land or Newco to be issued under the
 Proposed Shareholders' Mandate shall not exceed 10%
of the total issued and paid-up share capital of UEM
Land or Newco at any point in time; [Authority
expires earlier the Proposed Shareholders' Mandate
shall be effective at any time and from time to time
or until the conclusion of the next AGM of UEM Land
or Newco or the expiration of the period within which
 UEM Land's or Newco's next AGM is required by law to
 be held]; authorize the Board of Directors of UEM
World to do all acts, deeds and things and to
execute, sign and deliver on behalf of UEM World, all
 such documents as it may deem necessary, expedient
and/or appropriate to implement, give full effect to
and complete the Proposed Shareholders' Mandate, with
 full powers to assent to any conditions,
modifications, variations and/or amendments as the
Board of Directors of UEM World may deem fit and/or
as may be imposed by any relevant authorities and/or
parties in connection with the Proposed Shareholders'

PROPOSAL #S.1: Approve, subject to and conditional                         ISSUER          YES          FOR               FOR
upon the approvals of all relevant authorities and/or
 parties [where required] being obtained, and subject
 further to Ordinary Resolution 1, Ordinary
Resolution 3, Ordinary Resolution 5 and Ordinary
Resolution 6 being passed and the Proposed ROS,
Proposed DIS [as specified in Ordinary Resolution 3]
and Proposed Disposal having completed, and the
confirmation of the High Court of Malaya being
granted, for UEM World to carry out the following: a)
 to effect a capital reduction pursuant to and in
accordance with Sections 60 and 64 of the Companies
Act, 1965 by the reduction of the entire issued and
paid-up share capital of UEM World and the entire
amount standing in the share premium account by the
cancellation of all the issued and paid-up ordinary
shares of MYR 1.00 each in UEM World and the entire
amount standing in the share premium account
[Proposed Capital Reduction]; b) and forthwith after
the Proposed Capital Reduction, the entire credit
arising from the said cancellation shall be applied
by UEM World in the following order: i) firstly, the
credit shall be applied to distribute the cash
proceeds from the Proposed ROS and Proposed Disposal
to all shareholders of UEM World whose names appear
in UEM World's Register of Members and/or Record of
Depositors in proportion to their shareholdings in
UEM World as at the close of business on a date to be
 determined by the Board of Directors of UEM World
[Proposed Capital Repayment]; and ii) to apply the
remaining credit towards setting off the accumulated
losses in UEM World; c) for the purposes hereof; and
authorize the Board of Directors of UEM World to take
 such actions and steps as they may deem necessary or
 desirable in their absolute discretion: i) to deal
with any and all fractions of consideration
distributable to shareholders of UEM World under the
Proposed Capital Repayment as it deems fit in the
best interest of UEM World; ii) to assent to any
condition, stipulation, modification, variation
and/or amendment imposed by the relevant regulatory
authorities and/or the High Court of Malaya; iii) to
lodge an office copy of the order of the High Court
of Malaya referred to in this Special Resolution 1
with the Registrar of Companies in the Companies
Commission of Malaysia on such date as the Directors
may determine; iv) to do all acts, deeds and things
and to execute, sign and deliver on behalf of UEM
World, all such documents as it may deem necessary,
expedient and/or appropriate to implement, give full
effect to and complete the Proposed Capital Reduction
 and Proposed Capital Repayment; and v) the Board of
Directors of UEM World shall be at liberty to take
all steps to delist UEM World from the Official List
of Bursa Malaysia Securities Berhad upon completion

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ULTRAPAR PARTICIPACOES S A
  TICKER:                N/A             CUSIP:     P94396101
  MEETING DATE:          2/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve to increase the share capital                        ISSUER          YES          FOR               FOR
of the wholly owned subsidiary of Ultrapar
Participacoes S.A. Company, Refinaria De Petroleo
Riograndense S.A. RPR, with the admission of new
shareholders into its share capital and the
consequent change in its status from a wholly owned
subsidiary to being a corporate entity owned by many

PROPOSAL #II.: Approve the conditions for the                              ISSUER          YES          FOR               FOR
exercise of the preemptive right to subscribe to the
new RPR shares issued as a result of its increase in
share capital, by the shareholders of the Company, in
 the proportion of the number of shares they hold on
this date, under the terms of Article 253[II] of law
number 6404/76

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ULTRAPAR PARTICIPACOES S A
  TICKER:                N/A             CUSIP:     P94396101
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To take knowledge of the Directors'                          ISSUER          NO           N/A               N/A
accounts, to examine, discuss and approve the
Company's consolidated financial statements for the
FYE 31 DEC 2008

PROPOSAL #2.: To consider the proposal for the                             ISSUER          NO           N/A               N/A
capital budget for the year 2009

PROPOSAL #3.: Destination of the YE results of 2008                        ISSUER          NO           N/A               N/A

PROPOSAL #4.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors and approve to set their remuneration

PROPOSAL #5.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee and approve to set their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ULTRATECH CEMENT LTD
  TICKER:                N/A             CUSIP:     Y9046E109
  MEETING DATE:          7/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited                       ISSUER          YES          FOR               FOR
Balance Sheet as at 31 MAR 2008 and the Profit & Loss
 Account for the YE 31 MAR 2008 and the reports of
the Directors and the Auditors thereon

PROPOSAL #2.: Declare the payment of dividend on                           ISSUER          YES          FOR               FOR
equity shares for the YE 31 MAR 2008

PROPOSAL #3.: Re-appoint Mrs. Rajashree Birla as a                         ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. V.T. Moorthy as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. R.C. Bhargava as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Re-appoint, pursuant to provisions of                        ISSUER          YES          FOR               FOR
Section 224 and other applicable provisions, if any,
of the Companies Act, 1956, M/s. M/S. Deloitte
Haskins & Sells, Chartered Accountants, Mumbai and
M/s. G. P. Kapadia and Co., Chartered Accountants,
Mumbai as the Joint Statutory Auditors of the Company
 to hold the office until the conclusion of the next
AGM at such remuneration to each of them, plus
service tax as applicable and reimbursement of out-
of-pocket expenses in connection with the Audit as
the Board of Directors may fix in this behalf

PROPOSAL #7.: Re-appoint, pursuant to the provisions                       ISSUER          YES          FOR               FOR
of Section 228 and other applicable provisions, if
any, of the Companies Act,1956 [ the Act] M/s.
Haribhakti & Co., Chartered Accountants, Mumbai as
the Branch Auditors of the Company, to audit the
accounts in respect of the Company's Units at
Jafrabad and Magdalla in Gujarat and Ratnagiri in
Maharasthra, to hold office from the conclusion of
the Eighth AGM until the conclusion of the next AGM
of the Company, at such remuneration, plus service
tax as applicable and reimbursement of out-of-pocket
expenses in connection with the audit as the Board of
 Directors may fix in this behalf; and authorize the
Board to appoint Branch Auditors of any other
Branch/Unit/Division of the Company, which may be
opened/ acquired/installed hereafter, in India or
abroad, in consultation with the Company's Statutory
Auditors, any person(s) qualified to act as Branch
Auditor within the provisions of Section 228 of the
Act and to fix their remuneration

PROPOSAL #8.: Appoint Mr. S. Rajgopal as a Director                        ISSUER          YES          FOR               FOR
of the Company, who retires by rotation, pursuant to
the provisions of Section 260 and other applicable
provisions if any, of the Companies Act 1956 [Act]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                U-MING MARINE TRANSPORT CORPORATION
  TICKER:                N/A             CUSIP:     Y9046H102
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 financial statements                               ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 6 per share

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.5: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UMW HOLDINGS BHD
  TICKER:                N/A             CUSIP:     Y90510101
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the YE 31 DEC 2008 together with the
reports of the Directors and Auditors thereon

PROPOSAL #2.: Declare a final dividend comprising a                        ISSUER          YES          FOR               FOR
franked dividend of 3.25 sen per share of MYR 0.50
each less 25% income tax and a single-tier dividend
of 8.75 sen per share of MYR 0.50 each for the YE 31
DEC 2008, giving a total gross dividend of 37.0 sen
per share of nominal value MYR 0.50 each for the year

PROPOSAL #3.: Re-elect Tan Sri Dato' Mohamed Noordin                       ISSUER          YES          FOR               FOR
bin Hassan , who retires in accordance with Article
123 of the Company's Articles of Association

PROPOSAL #4.: Re-elect Dato' Dr. Nik Norzrul Thani                         ISSUER          YES          FOR               FOR
bin N. Hassan Thani, who retires in accordance with
Article 109 of the Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Mohd. Nizam bin Zainordin,                      ISSUER          YES          FOR               FOR
 who retires in accordance with Article 109 of the
Company's Articles of Association

PROPOSAL #6.: Re-appoint Tan Sri Datuk Mohamed Khatib                      ISSUER          YES          FOR               FOR
 bin Abdul Hamid pursuant to Section 129(6) of the
Companies Act, 1965

PROPOSAL #7.: Approve the Directors' fees of MYR                           ISSUER          YES          FOR               FOR
761,000 for the YE 31 DEC 2008

PROPOSAL #8.: Re-appoint Messrs. Ernst and Young as                        ISSUER          YES          FOR               FOR
the Auditors for the ensuing FY and authorize the
Directors to fix their remuneration

PROPOSAL #9.: Approve to renew the mandate granted by                      ISSUER          YES          FOR               FOR
 the shareholders of the Company on 26 JUN 2008
pursuant to Paragraph 10.09 of the Listing
Requirements of Bursa Malaysia Securities Berhad
[Bursa Securities], authorizing the Company and its
subsidiaries [the UMW Group] to enter into the
recurrent transactions of a revenue or trading
nature, as set out in Section 2.1.1 [b] as specified,
 with the related parties mentioned therein, which
are necessary for the UMW Group's day-to-day
operations; and a new mandate be granted by the
shareholders of the Company to apply to the
additional recurrent transactions of a revenue or
trading nature with the related parties mentioned,
provided that: a) the transactions are in the
ordinary course of business and are on normal
commercial terms which are not more favourable to the
 related parties than those generally available to
the public and are not to the detriment of the
minority shareholders of the Company; and b)
disclosure is made in the annual report of the
aggregate value of transactions conducted pursuant to
 the shareholders' mandate during the FY and in the
annual reports for subsequent financial years during
which the shareholders' mandate is in force based on
the type of the recurrent transactions, the names of
the related parties involved in each type of the
recurrent transaction and their relationship with the
 Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company after the forthcoming AGM, is required
to be held by law pursuant to Section 143(1) of the
Companies Act, 1965, but such period shall not extend
 to any extension as may be allowed pursuant to
Section 143(2) of the Companies Act, 1965]; and
authorize the Directors of the Company to complete
and do such acts and things as they may think
expedient or necessary [including executing such
documents as may be required] to give effect to the
Proposed Shareholders' Mandate, and the estimates
given on the recurrent related party transactions as
specified being provisional in nature, the Directors
or any of them be authorized to agree to the actual
amount or amounts thereof provided always that such

PROPOSAL #10.: Authorize the Company, subject to the                       ISSUER          YES          FOR               FOR
Companies Act,1965 [the Act], the provisions of the
Memorandum and Articles of Association of the
Company, the Listing requirements of Bursa Malaysia
Securities Berhad [Bursa Securities] and all other
applicable Laws, regulations and guidelines and the
approvals of all relevant governmental and/or
regulating authorities, to purchase such amount of
ordinary shares of MYR 0.50 each in the Company
[Proposed renewal of Share Buy-Back], as may be
determined by the Directors of the Company from time
to time through Bursa Securities upon such terms and
conditions as the Directors may deem fit and
expedient in the interests of the Company, provided
that: a) the aggregate number of ordinary shares
which may be purchased and/or held by the Company as
Treasury Shares shall not exceed 10% of the total
issued and paid-up share capital of the Company as at
 the point of purchase; and b) the maximum funds to
be allocated by the Company for the purpose of
purchasing its shares shall not exceed the total
retained earnings and share premium reserves of the
Company at the time of the purchase, and authorize
the Directors of the Company, upon completion of the
purchase by the Company of its own shares purchased
in their absolute discretion in the following manner:
 a) cancel all the shares so purchased; or b) retain
the shares so purchased in treasury for distribution
as dividends to shareholders and/or resell the shares
 on the treasury shares; or c) retain part of the
shares so purchased as treasury shares and cancel the
 remainder; or in any other manner as specified;
[Authority expires at the earlier of the conclusion
of the next AGM of the Company or the expiration of
the period within which the next AGM of the Company
after the forthcoming AGM, is required by Law to be
held]; and authorize the Directors of the Company or
any of them to take all such steps as are necessary
or expedient to implement, finalize and give full
effect to the Proposed Share Buy-Back with full
powers to assent to any conditions, modifications,
variations and/or amendments as may be imposed by the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNIMICRON TECHNOLOGY CORP
  TICKER:                N/A             CUSIP:     Y90668107
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of joint-venture in                              ISSUER          NO           N/A               N/A
people's republic of china

PROPOSAL #A.4: The establishment for the rules of the                      ISSUER          NO           N/A               N/A
 Board meeting

PROPOSAL #A.5: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution:                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.7 per share

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.5: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.6: Approve the proposal of merger with                         ISSUER          YES          FOR               FOR
Phoenix Precision Technology Co. [ISIN: TW0002446002]

PROPOSAL #B.7: Approve to merge Phoenix precision                          ISSUER          YES          FOR               FOR
technology by new shares issuance

PROPOSAL #B.8: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.9: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNI-PRESIDENT ENTERPRISES CORP, YONGKANG CITY, TAI
  TICKER:                N/A             CUSIP:     Y91475106
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 Audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and                               ISSUER          NO           N/A               N/A
guarantees
PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.44 per share

PROPOSAL #B.3: Approve to increase the investment                          ISSUER          YES          FOR               FOR
quota in People's Republic of China

PROPOSAL #B.4: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings; proposed stock dividend: 44
for 1,000 shares held

PROPOSAL #B.5: Approve the proposal of capital                             ISSUER          YES          FOR               FOR
injection to issue of new shares or the Global
Depositary Receipt

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITECH LTD
  TICKER:                N/A             CUSIP:     Y9164M149
  MEETING DATE:          9/3/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance                        ISSUER          YES          FOR               FOR
sheet of the Company as at 31 MAR 2008, the profit &
loss account for the YE on that date together with
the reports of the Board of Directors and the
Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares for                      ISSUER          YES          FOR               FOR
 the YE 31 MAR 2008

PROPOSAL #3.: Re-appoint Mr. Ajay Chandra as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. G.R. Ambwani as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Sanjay Bahadur as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.A: Re-appoint M/s. Goel Garg & Co.,                            ISSUER          YES          FOR               FOR
Chartered Accountants, as the Auditors of the
Company, pursuant to Section 224 and other applicable
 provisions, if any, of the Companies Act, 1956, to
hold office from the conclusion of this AGM to the
conclusion of the next AGM on such remuneration as
may be determined by the Board of Directors in
consultation with the Auditors and reimbursement of
out of pocket expenses incurred in this regard

PROPOSAL #6.B: Re-appoint M/s. A. Zalmet, Certified                        ISSUER          YES          FOR               FOR
and Legal Public Accountant, Libya, as the Auditors
for the Company's Office in Libya, pursuant to
Section 228 and other applicable provisions, if any,
of the Companies Act, 1956, to hold office from the
conclusion of this AGM to the conclusion of the next
AGM on such remuneration and other terms & conditions
 as may be determined by the Board of Directors in
consultation with the Branch Auditors and
reimbursement of out of pocket expenses incurred in
this regard

PROPOSAL #S.7: Approve, pursuant to Articles 92 and                        ISSUER          YES          FOR               FOR
93 of the Articles of Association of the Company and
Section 309 and other applicable provisions, if any,
of the Companies Act, 1956 [the Act] the payment of
Commission to the Independent Directors of the
Company annually for a period not exceeding 5 years,
for each of the financial years of the Company
commencing from 01 APR 2008 of a sum not exceeding 1%
 per annum of the net profits of the Company
calculated in accordance with the provisions of
Sections 198, 349 and 350 of the Act subject to a
maximum of INR 100 Lacs per annum, to be divided
amongst the said Directors in such manner as the
Board may from time to time determine; and authorize
the Board for the purpose of giving effect to the
resolution, to do all such acts, deeds, matters and
things as it may in its sole and absolute discretion
deem necessary or expedient in this regard

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITECH LTD
  TICKER:                N/A             CUSIP:     Y9164M149
  MEETING DATE:          1/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Company, pursuant to                          ISSUER          YES        AGAINST           AGAINST
Section 81 and all other applicable provisions of the
 Companies Act, 1956 [including any modifications or
re- enactments thereof, for the time being in force],
 subject to all applicable laws and in accordance
with all relevant provisions of the Memorandum and
Articles of Association of the Company and the
listing agreements entered into by the Company with
the stock exchanges where the Company's shares are
listed and subject to any necessary approval,
consent, permission and/ or sanction of the Central
Government, Reserve Bank of India and/ or any other
appropriate authorities, including Banks, Financial
Institutions or other creditors, and subject to such
conditions as may be prescribed by any of them while
granting any such approval, consent, permission, or
sanction, and which may be agreed to by the Board of
Directors of the Company [hereinafter referred to as
the Board, which term shall be deemed to include any
Committee constituted by the Board or any person[s]
authorized by the Board in this regard], to issue,
offer and allot [including with provisions for
reservation on firm and/ or competitive basis, of
such part of issue and for such categories of persons
 as may be permitted], in the course of 1 or more
domestic or international offering[s] with or without
 Green Shoe option, including by way of a qualified
institutional placement under Chapter XIII A of the
SEBI [Disclosure and Investor Protection] Guidelines,
 2000 [SEBI Guidelines], to eligible investors
[whether or not such investors are members of the
Company, or whether or not such investors are Indian
or foreign, including qualified institutional buyers
such as Public Financial Institutions, Scheduled
Commercial Banks, Mutual Funds, Foreign Institutional
 Investors, Multilateral and Bilateral Development
Financial Institutions, Venture Capital Funds,
Foreign Venture Capital Investors, State Industrial
Development Corporations, Insurance Companies,
Pension Funds and Provident Funds], whether by way of
 a public offering or by way of a private placement
and whether by way of circulation of an offering
circular or placement document or otherwise,
securities including equity shares and / or
instruments or securities convertible into equity
shares of the Company such as Global Depository
Receipts and / or American Depository Receipts and /
or convertible preference shares and / or convertible
 debentures or bonds [compulsorily and / or
optionally, fully and / or partly], and/or non-
convertible debentures with warrants and/or
securities with or without detachable / non-
detachable warrants and / or warrants with a right
exercisable by the warrant-holder to subscribe for
equity shares, up to an aggregate principal amount of
 INR 5000,00,00,000 or its equivalent in any other
currency, [hereinafter referred to as Securities] to
be denominated in foreign currency or Indian rupees,
as the case may be, which, at the option of the
Company or the holders of the Securities may be

PROPOSAL #2.: Approve, pursuant to the provisions of                       ISSUER          YES          FOR               FOR
Section 16, 94 and other applicable provisions, if
any, of the Companies Act, 1956 [including any
statutory modification[s] or re-enactment thereof,
for the time being in force], the consent of the
Company be and is hereby granted for increase in the
authorized share capital of the Company from INR
500,00,00,000 divided into 250,00,00,000 Equity
Shares of INR 2 each to INR 1000,00,00,000 divided
into 400,00,00,000 Equity Shares of INR 2 each and
20,00,00,000 Preference Shares of INR 10 each; and
approve to replace the existing Clause V of the
Memorandum of Association of the Company with the
specified New Clause V; and for the purpose of giving
 effect to this resolution, authorize the Board of
Directors of the Company [hereinafter referred to as
the Board, which term shall be deemed to include any
Committee constituted by the Board or any person[s]
authorized by the Board in this regard] to do all
such acts, deeds, matters and things and execute all
such deeds, documents, instruments and writings as it
 may in its sole and absolute discretion deem
necessary or expedient and to settle any question,
difficulty or doubt that may arise in regard thereto

PROPOSAL #S.3: Authorize the Company, pursuant to the                      ISSUER          YES          FOR               FOR
 provisions of Section 163 and other applicable
provisions, if any, of the Companies Act, 1956
[including any statutory modification[s] or re-
enactment thereof, for the time being in force,
hereinafter referred to as the Act, to keep the
Register and Index of Members, the Register and Index
 of Debentureholders, the copies of Annual Returns
prepared under Section 159 of the Act together with
copies of certificates and documents required to be
annexed thereto under Section 161 of the Act or any 1
 or more of them at the office of the Registrar and
Share Transfer Agent of the Company, viz. Karvy
Computershare Private Limited, 105-108, Arunachal
Building, 19, Barakhamba Road, Connaught Place, New
Delhi 110001 with effect from 01 JAN 2009; and the
registers, indexes, returns, books, certificates or
copies of certificates and documents of the Company
required to be maintained and kept for inspection
under the provisions of the Act be kept open for such
 inspection, at the above mentioned place and/ or at
the registered office of the Company at 6, Community
Centre, Saket, New Delhi 110017, for persons entitled
 thereto, to the extent and in the manner and on
payment of fees, if any, specified in the Act or the
Articles of Association of the Company, on any
business day except when the registers and books are
closed under the provisions of the Act or the
Articles of Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITED MICROELECTRONICS CORP
  TICKER:                N/A             CUSIP:     Y92370108
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Chairman: Mr. Stan Hung                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Chairman's address                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.1: UMC 2008 business operations                                ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Supervisors' report on reviewing 2008                       ISSUER          YES          FOR               FOR
audited financial reports

PROPOSAL #3.3: Acquisition or disposal of assets with                      ISSUER          YES          FOR               FOR
 related parties in 2008

PROPOSAL #3.4: Status of 12th and 13th shares buyback                      ISSUER          YES          FOR               FOR
 program

PROPOSAL #3.5: Amendment of the Employee Stock Option                      ISSUER          YES          FOR               FOR
 Plan

PROPOSAL #3.6: Amendment of the Transfer Repurchased                       ISSUER          YES          FOR               FOR
Shares to Employees Phase XI Procedure

PROPOSAL #4.1: To acknowledge 2008 business report                         ISSUER          YES          FOR               FOR
and financial statements

PROPOSAL #4.2: To acknowledge 2008 profit and loss                         ISSUER          YES          FOR               FOR
appropriation chart

PROPOSAL #5.1: Proposal to amend the Company's Loan                        ISSUER          YES          FOR               FOR
Procedure

PROPOSAL #5.2: Proposal to amend the Company's                             ISSUER          YES          FOR               FOR
Endorsements and Guarantees Procedure

PROPOSAL #5.3: Proposal to amend the Company's                             ISSUER          YES          FOR               FOR
Financial Derivatives Transaction Procedure

PROPOSAL #5.4: Proposal to amend the Company's                             ISSUER          YES          FOR               FOR
Acquisition or Disposal of Assets Procedure

PROPOSAL #5.5: Proposal to discuss the acquisition of                      ISSUER          YES          FOR               FOR
 total shares of He Jian Technology (Suzhou) Co., Ltd
 through merging with the Holding Companies

PROPOSAL #5.6: Proposal to discuss the new share                           ISSUER          YES          FOR               FOR
issuance for merging with the Holding Companies of He
 Jian Technology (Suzhou) Co., Ltd

PROPOSAL #6.1: Election Mr. Chun-Yen Chang [ID:                            ISSUER          YES          FOR               FOR
D100028575] as an Independent Director

PROPOSAL #6.2: Election Mr. Chung Laung Liu [ID:                           ISSUER          YES          FOR               FOR
S124811949] as an Independent Director

PROPOSAL #6.3: Election Mr. Paul S.C. Hsu [ID:                             ISSUER          YES          FOR               FOR
F102847490] as an Independent Director

PROPOSAL #6.4: Election Mr. Cheng-Li Huang [ID:                            ISSUER          YES          FOR               FOR
R100769590] as an Independent Director

PROPOSAL #6.5: Election Mr. Ting-Yu Lin [ID:                               ISSUER          YES          FOR               FOR
A122296636] as an Outside Director, Shareholder No:
5015

PROPOSAL #6.6: Election Mr. Stan Hung [ID:                                 ISSUER          YES          FOR               FOR
N120210012] as a Director, Shareholder No: 111699

PROPOSAL #6.7: Election Mr. Shih-Wei Sun                                   ISSUER          YES          FOR               FOR
[Representative of Silicon Integrated Systems Corp]
as a Director, Shareholder No: 1569628

PROPOSAL #6.8: Election Mr. Wen-Yang Chen                                  ISSUER          YES          FOR               FOR
[Representative of Hsun Chieh Investment Co.] as a
Director, Shareholder No: 195818

PROPOSAL #6.9: Election Mr. Po-Wen Yen                                     ISSUER          YES          FOR               FOR
[Representative of Hsun Chieh Investment Co.] as a
Director, Shareholder No: 195818

PROPOSAL #7.: Extraordinary Motions                                        ISSUER          NO           N/A               N/A

PROPOSAL #8.: Adjournment                                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITED MICROELECTRONICS CORPORATION
  TICKER:                UMC             CUSIP:     910873405
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO ACCEPT THE COMPANY'S 2008 BUSINESS                        ISSUER          YES          FOR               FOR
REPORT AND FINANCIAL STATEMENT.

PROPOSAL #02: TO APPROVE THE COMPANY'S 2008 PROFIT                         ISSUER          YES          FOR               FOR
AND LOSS APPROPRIATION.

PROPOSAL #03: TO AMEND THE COMPANY'S LOAN PROCEDURE.                       ISSUER          YES          FOR               FOR

PROPOSAL #04: TO AMEND THE COMPANY'S ENDORSEMENTS AND                      ISSUER          YES          FOR               FOR
 GUARANTEES PROCEDURE.

PROPOSAL #05: TO AMEND THE COMPANY'S FINANCIAL                             ISSUER          YES          FOR               FOR
DERIVATIVES TRANSACTION PROCEDURE.

PROPOSAL #06: TO AMEND THE COMPANY'S ACQUISITION OR                        ISSUER          YES          FOR               FOR
DISPOSAL OF ASSETS PROCEDURE.

PROPOSAL #07: TO DISCUSS THE ACQUISITION OF TOTAL                          ISSUER          YES          FOR               FOR
SHARES OF HE JIAN TECHNOLOGY (SUZHOU) CO., LTD.
THROUGH MERGING WITH THE HOLDING COMPANIES.**

PROPOSAL #08: TO DISCUSS THE NEW SHARE ISSUANCE FOR                        ISSUER          YES          FOR               FOR
MERGING WITH THE HOLDING COMPANIES OF HE JIAN
TECHNOLOGY (SUZHOU) CO., LTD.**

ELECTION OF DIRECTOR: STAN HUNG*                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SHIH-WEI SUN*                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WEN-YANG CHEN*                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PO-WEN YEN*                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: TING-YU LIN*                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHUN-YEN CHANG+                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHUNG LAUNG LIU+                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PAUL S.C. HSU+                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHENG-LI HUANG+                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITED SPIRITS LTD
  TICKER:                N/A             CUSIP:     Y92311102
  MEETING DATE:          12/26/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts for the YE 31 MAR                       ISSUER          YES          FOR               FOR
2008 and the reports of the Auditors and Directors
thereon

PROPOSAL #2.: Declare dividend on preference shares                        ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare dividend on equity shares                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint Mr. M.R. Doraiswamy Iyengar                       ISSUER          YES          FOR               FOR
as a Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. B.M. Labroo as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Appoint Auditors and fix their                               ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #S.7: Approve in partial modification to the                      ISSUER          YES          FOR               FOR
 Resolution No. 8 passed at the 7th AGM of the
Company held on 28 DEC 2006 and in accordance with
the provisions and subject to the limits prescribed
under Sections 198, 269, 309, 310 Schedule XIII and
any other applicable provisions of the Companies Act,
 1956 and Rules framed thereunder and any statutory
modification or re-enactment thereof, the revision in
 the range of basic salary under the heading salary
payable to Mr. Vijay Kumar Rekhi [Mr. V.K. Rekhi]
Managing Director of the Company from the existing
INR 500,000 to INR 900,000 per month, to INR 500,000
to INR 1,500,000 per month with authority to the
Board of Directors to decide increments within the
above basic salary range from time tot time and
proportionate increases in all benefits related to
the quantum of salary, with all the other terms and
conditions remaining unchanged, for the remaining
period of his 5 year terms of office i.e., up to 18
APR 2011; the remuneration aforesaid by way of
salary, special allowance performance evaluation
payment, perquisites, benefits, amenities and
facilities shall be the minimum remuneration payable
to Mr. V.K. Rekhi, notwithstanding the absence or
inadequacy of profits in any FY of the Company during
 the remaining period of his 5 year term of Office
i.e., up to 18 APR 2011, subject to approval of the
Central Government, if required; in the event of any
relaxation made by the Government in the guidelines
or ceiling on Managerial remuneration during the
remaining terms of office of Mr. V.K. Rekhi, the
remuneration [including minimum remuneration] payable
 to him as Managing Director shall be increased as
the Board of Directors may deem fit it accordance
with the guidelines of ceiling; authorize the Board
of Directors of the Company of a Committee thereof to
 take all steps as may be necessary proper and
expedient to give effect to this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                URALKALI JSC
  TICKER:                N/A             CUSIP:     X9519W108
  MEETING DATE:          9/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the dividend payments at RUB                         ISSUER          YES          FOR               FOR
4.00 per ordinary share for the first half of the
year 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                URALKALI JSC
  TICKER:                N/A             CUSIP:     X9519W108
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the AGM Conduction Order                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Company's annual report for                      ISSUER          YES          FOR               FOR
 FY 2008

PROPOSAL #3.: Approve the Company's annual balance                         ISSUER          YES          FOR               FOR
sheet for FY 2008

PROPOSAL #4.: Approve the Company's profit allocation                      ISSUER          YES          FOR               FOR
 as a result of FY 2008

PROPOSAL #5.: Elect the Members of the Company's                           ISSUER          YES          FOR               FOR
Auditing Committee

PROPOSAL #6.: Approve the Company's External Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Elect the Members of the Company's                           ISSUER          YES        AGAINST           AGAINST
Board of Directors

PROPOSAL #8.: Approve interested party transactions                        ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                URBI DESARROLLOS URBANOS S A  DE C V
  TICKER:                N/A             CUSIP:     P9592Y103
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of the reports                      ISSUER          YES          FOR               FOR
 and opinions that are referred to in Artcle 28 as
specified for the FYE 31 DEC 2008

PROPOSAL #2.: Approve the presentation of the report                       ISSUER          YES          FOR               FOR
regarding the fulfillment of the tax obligations of
the Company, that is referred to in Article 86 as
specified

PROPOSAL #3.: Approve the allocation of profit                             ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the designation or ratify the                        ISSUER          YES        AGAINST           AGAINST
Members of the Board of Directors and resolution
regarding the remuneration of the same

PROPOSAL #5.: Approve the designation or ratification                      ISSUER          YES        AGAINST           AGAINST
 of the Chairperson of the audit and Corporate
Practices Committees

PROPOSAL #6.: Approve to determine the maximum amount                      ISSUER          YES          FOR               FOR
 of funds that can be allocated to the acquisition of
 the Company's own shares

PROPOSAL #7.: Approve the designation of the special                       ISSUER          YES          FOR               FOR
delegates of the meeting to carry out and formalize
its resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                USINAS SIDERURGICAS DE MINAS GERAIS S A -USIMINAS
  TICKER:                N/A             CUSIP:     P9632E125
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the protocol and justification                       ISSUER          YES          FOR               FOR
instrument protocol for the merger of Companhia
Siderurgica Paul Ista Cosipa, with its headquarters
in the state Sao Paulo, into the assets of the Company

PROPOSAL #2.: Approve the choice of the Company                            ISSUER          YES          FOR               FOR
PricewaterhouseCoopers Auditores Independentes as
being responsible for the valuations of the net worth
 of the Companies to be merged into Usiminas and the
valuation reports prepared by that Auditing Company

PROPOSAL #3.: Approve the merger of the Companies                          ISSUER          YES          FOR               FOR
referred to, by the Board of Directors of the
Company, in a meeting on 18 FEB 2009, with the
consequent extinction of the Companies being merged

PROPOSAL #4.: Authorize the Executive Committee to do                      ISSUER          YES          FOR               FOR
 the Administrative Acts resulting from the decisions
 of the general meeting called here

PROPOSAL #5.: Ratify the appointment of a Full and                         ISSUER          YES        AGAINST           AGAINST
Alternate Member of the Board of Directors of
Usiminas to serve out the term in office until the
2010 AGM, in accordance with a resolution approved at
 the meeting of the Board of Directors held on 13 APR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                USINAS SIDERURGICAS DE MINAS GERAIS SA-USIMINAS
  TICKER:                N/A             CUSIP:     P9632E125
  MEETING DATE:          7/1/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the protocol and justification                       ISSUER          YES          FOR               FOR
instrument protocol and the valuation reports by the
Board of Directors for the merger into the assets of
the Company of the Companies Mineracao J. Mendes
Limteda. , Somisa Siderurgica Oeste De Minas Limiteda
 and Global Mineracao Limteda, headquartered in this
state of Minas Gerais, and the control of which was
acquired by Usiminas on 01 FEB 2008

PROPOSAL #2.: Approve the choice of the Company                            ISSUER          YES          FOR               FOR
PricewaterhouseCoopers Auditores Independentes as
being responsible for the valuations of the net worth
 of the Companies to be merged into Usiminas and the
valuation reports prepared by that auditing firm

PROPOSAL #3.: Approve the merger of the Companies                          ISSUER          YES          FOR               FOR
referred to, by the Board of Directors of the
Company, in a meeting on 12 JUN 2008, with the
consequent extinction of the Companies being merged

PROPOSAL #4.: Authorize the Executive Committee to do                      ISSUER          YES          FOR               FOR
 the Administrative Acts resulting from the decisions
 of the general meeting called here

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                USINAS SIDERURGICAS DE MINAS GERAIS SA-USIMINAS
  TICKER:                N/A             CUSIP:     P9632E125
  MEETING DATE:          11/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 'I' of the 5 issue of the                        ISSUER          YES          FOR               FOR
debentures of the Company issue, in the amount of up
to BRL 1,000,000,000.00, through the issuance of one
simple debenture, of the unsecured type, in a single
series, not convertible into shares, with a face
value of up to BRL 1,000,000,000.00 and a period of
12 years, for public distribution in a single and
indivisible lot, and 'II' of the general
characteristics of the issue

PROPOSAL #2.: Approve the delegation to the Board of                       ISSUER          YES          FOR               FOR
Directors of the Company of the authority that is
dealt with in Article 59, 1 of law 6404 of 15 DEC
1976, to decide about certain conditions of the
debenture

PROPOSAL #3.: Ratify the decisions made by the Board                       ISSUER          YES          FOR               FOR
of Directors regarding the issuance

PROPOSAL #4.: Authorize the Board of Directors o f                         ISSUER          YES          FOR               FOR
the Company to hire financial institutions that are
part of the system for the distribution of securities
 to make the public offer of the debentures

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                USINAS SIDERURGICAS DE MINAS GERAIS SA-USIMINAS, B
  TICKER:                N/A             CUSIP:     P9632E117
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To take knowledge of the Directors                           ISSUER          NO           N/A               N/A
accounts, to examine discuss and approve the
Company's consolidated financial statements and the
annual report for the FYE 31 DEC 2008

PROPOSAL #2.: Allocation of the net profit for the FY                      ISSUER          NO           N/A               N/A
 and ratification of the early distribution of
interest over capital, intermediate and
complementary, and of dividends, as well the proposal
 for the capital budget for the year 2009

PROPOSAL #3.: Setting of the total annual amount of                        ISSUER          NO           N/A               N/A
remuneration of the Members of the Board of Directors

PROPOSAL #4.: Election of a full and alternate Member                      ISSUER          NO           N/A               N/A
 of the Board of Directors to serve the remainder of
the term in office until the AGM for the year 2010,
to replace Mr. Gabriel Stoliar and his respective
alternate

PROPOSAL #5.: Elect the full and substitute Members                        ISSUER          YES        AGAINST           AGAINST
of the Finance Committee, and approve to set their
remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                USINAS SIDERURGICAS DE MINAS GERAIS SA-USIMINAS, B
  TICKER:                N/A             CUSIP:     P9632E125
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to take knowledge of the                             ISSUER          YES          FOR               FOR
Directors accounts, to examine, discuss and approve
the Company's consolidated financial statements and
the annual report for the FYE 31 DEC 2008

PROPOSAL #2.: Approve the allocation of the net                            ISSUER          YES          FOR               FOR
profits for the FY and ratification of the early
distribution of interest over capital, intermediate
and complementary, and of dividends, as well the
proposal for the capital budget for the year 2009

PROPOSAL #3.: Approve to set the total annual amount                       ISSUER          YES          FOR               FOR
of remuneration of the Members of the Board of
Directors

PROPOSAL #4.: Elect a full and alternate Member of                         ISSUER          YES        AGAINST           AGAINST
the Board of Directors to serve the remainder of the
term in office until the AGM for the year 2010, to
replace Mr. Gabriel Stoliar and his respective

PROPOSAL #5.: Elect the full and substitute members                        ISSUER          YES        AGAINST           AGAINST
of the Finance Committee, and approve to set their
remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VANGUARD INTERNATIONAL SEMICONDUCTOR CORP
  TICKER:                N/A             CUSIP:     Y9353N106
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of buyback                             ISSUER          NO           N/A               N/A
treasury stock

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.4 per share

PROPOSAL #B.3: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B61.1: Elect Mr. Ching Chu Chang, Id No:                         ISSUER          YES          FOR               FOR
B100204117 as a Director

PROPOSAL #B61.2: Elect Mr. Chuan Lin, Id No:                               ISSUER          YES          FOR               FOR
E100689051 as a Director

PROPOSAL #B61.3: Elect TSMC/Shareholder No: 2,                             ISSUER          YES          FOR               FOR
Representative: Mr. C. C. Wei as a Director

PROPOSAL #B61.4: Elect Mr. TSMC/Shareholder No: 2,                         ISSUER          YES          FOR               FOR
Representative: Mr. Ching I Eli Wang as a Director

PROPOSAL #B61.5: Elect Mr. Lu Pao Hsu, Id No:                              ISSUER          YES          FOR               FOR
E101283893 as a Director

PROPOSAL #B61.6: Elect National Development Fund,                          ISSUER          YES          FOR               FOR
Shareholder No: 1629, Representative: Mr. K. H. Hsiao
 as a Director

PROPOSAL #B61.7: Elect TSMC/Shareholder No: 2,                             ISSUER          YES          FOR               FOR
Representative: Mr. Leuh Fang as a Director

PROPOSAL #B62.1: Elect USI Corporation, Shareholder                        ISSUER          YES          FOR               FOR
No: 4, Representative: Mr. Der Chang Yeh as a
Supervisor

PROPOSAL #B62.2: Elect Mr. Ching Sung Wu, Id No:                           ISSUER          YES          FOR               FOR
D101102927 as a Supervisor

PROPOSAL #B.7: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.8: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VIMPEL COMMUNICATIONS OJSC, MOSCOW
  TICKER:                N/A             CUSIP:     68370R109
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 Vimpelcom annual                            ISSUER          YES          FOR               FOR
report prepared in accordance with Russian Law

PROPOSAL #2.: Approve the Vimpelcom's 2008                                 ISSUER          YES          FOR               FOR
unconsolidated accounting statements, including
profit and loss statement for 2008

PROPOSAL #3.: Approve the allocation of income,                            ISSUER          YES          FOR               FOR
omission of dividends on ordinary shares and payment
of dividends of RUB 0.001 per type a preferred share

PROPOSAL #4.1: Elect Mr. Mikhail Fridman as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Elect Mr. Kjell Morten Johnsen as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #4.3: Elect Mr. Hans Peter Kohlhammer as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.4: Elect Mr. Jo Olav Lunder as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Elect Mr. Oleg Malis as a Director                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.6: Elect Mr. Leonid Novoselsky as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.7: Elect Mr. Aleksey Reznikovich as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #4.8: Elect Mr. Ole Bjorn Sjulstad as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #4.9: Elect Mr. Jan Edvard Thygesen as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #5.1: Elect Mr. Alexander Gersh to the Audit                      ISSUER          YES          FOR               FOR
 Commission

PROPOSAL #5.2: Elect Mr. Halvor Bru to the Audit                           ISSUER          YES          FOR               FOR
Commission

PROPOSAL #5.3: Elect Mr. Nigel Robinson to the Audit                       ISSUER          YES          FOR               FOR
Commission

PROPOSAL #6.: Ratify Ernst Young [CIS] Ltd., as the                        ISSUER          YES          FOR               FOR
Auditor of the Company's accounts prepared in
accordance with U.S. GAAP and Rosexpertiza LLC as the
 Auditor of Company's accounts prepared in accordance
 with Russian Accounting Standards

PROPOSAL #7.: Amend the By-Laws of the Audit                               ISSUER          YES          FOR               FOR
Commission of Vimpelcom

PROPOSAL #8.: Amend the Charter of Vimpelcom                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VIMPEL-COMMUNICATIONS
  TICKER:                VIP             CUSIP:     68370R109
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE 2008 VIMPELCOM ANNUAL                         ISSUER          YES          FOR               FOR
REPORT PREPARED IN ACCORDANCE WITH RUSSIAN LAW.

PROPOSAL #02: TO APPROVE VIMPELCOM'S 2008                                  ISSUER          YES          FOR               FOR
UNCONSOLIDATED ACCOUNTING STATEMENTS, INCLUDING
PROFIT AND LOSS STATEMENT FOR 2008 (PREPARED IN
ACCORDANCE WITH RUSSIAN STATUTORY ACCOUNTING
PRINCIPLES) AUDITED BY ROSEXPERTIZA LLC.

PROPOSAL #03: NOT TO PAY ANNUAL DIVIDENDS TO HOLDERS                       ISSUER          YES          FOR               FOR
OF COMMON REGISTERED SHARES BASED ON 2008 FINANCIAL
YEAR RESULTS; AND TO PAY IN CASH ANNUAL DIVIDENDS TO
HOLDERS OF PREFERRED REGISTERED SHARES OF TYPE A
BASED ON 2008 RESULTS IN THE AMOUNT OF 0.1 KOPECK PER
 PREFERRED SHARE WITHIN 60 DAYS FROM THE DATE OF THE
ADOPTION OF THIS DECISION; AND TO INVEST THE
REMAINING PROFITS RESULTING FROM 2008 OPERATING
RESULTS INTO THE BUSINESS.

PROPOSAL #4A: ELECTION OF DIRECTOR: MIKHAIL M. FRIDMAN                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4B: ELECTION OF DIRECTOR: KJELL MORTEN                           ISSUER          YES        AGAINST           AGAINST
JOHNSEN

PROPOSAL #4C: ELECTION OF DIRECTOR: HANS PETER                             ISSUER          YES          FOR               FOR
KOHLHAMMER

PROPOSAL #4D: ELECTION OF DIRECTOR: JO OLAV LUNDER                         ISSUER          YES          FOR               FOR

PROPOSAL #4E: ELECTION OF DIRECTOR: OLEG A. MALIS                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4F: ELECTION OF DIRECTOR: LEONID R.                              ISSUER          YES          FOR               FOR
NOVOSELSKY

PROPOSAL #4G: ELECTION OF DIRECTOR: ALEXEY M.                              ISSUER          YES        AGAINST           AGAINST
REZNIKOVICH

PROPOSAL #4H: ELECTION OF DIRECTOR: OLE BJORN SJULSTAD                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4I: ELECTION OF DIRECTOR: JAN EDVARD                             ISSUER          YES        AGAINST           AGAINST
THYGESEN
PROPOSAL #05: TO ELECT THE FOLLOWING INDIVIDUALS TO                        ISSUER          YES          FOR               FOR
THE AUDIT COMMISSION: ALEXANDER GERSH, HALVOR BRU AND
 NIGEL ROBINSON.

PROPOSAL #06: TO APPROVE THE FIRM ERNST & YOUNG (CIS)                      ISSUER          YES          FOR               FOR
 LTD. AS THE AUDITOR OF THE COMPANY'S U.S. GAAP
ACCOUNTS AND THE FIRM ROSEXPERTIZA LLC AS THE AUDITOR
 OF THE COMPANY'S ACCOUNTS PREPARED IN ACCORDANCE
WITH RUSSIAN STATUTORY ACCOUNTING PRINCIPLES FOR THE
TERM UNTIL THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
 BASED ON 2009 RESULTS.

PROPOSAL #07: TO APPROVE THE AMENDED BY-LAWS OF THE                        ISSUER          YES          FOR               FOR
AUDIT COMMISSION OF VIMPELCOM.

PROPOSAL #08: TO APPROVE THE AMENDED CHARTER OF                            ISSUER          YES          FOR               FOR
VIMPELCOM.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VINA CONCHA Y TORO S A
  TICKER:                N/A             CUSIP:     P9796J100
  MEETING DATE:          12/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the issuance of the amount of                        ISSUER          YES          FOR               FOR
28,000,000 paid-in common shares, of the same type as
 currently in existence, nominative and with no par
value, corresponding approximately to an increase in
the capital of the Company in the amount of CLP
30,000,000,000 or the quantity that is definitively
approved by the general meeting, which will be
offered preferentially to the shareholders of the
Company in the corresponding proportions, in
accordance with the conditions and other modalities
as ordered by the general meeting, the proposed
increase in capital should be issued, subscribed for
and paid in within the deadline of 3 years running
from the date of the resolution in this regard as
passed by the general meeting, or by another, shorter
 deadline that the general meeting of shareholders

PROPOSAL #2.: Approve to decide the placement price                        ISSUER          YES          FOR               FOR
of the shares that will be issued by the Board of
Directors with a charge to the increase in capital
that is resolved by the same general meeting, or
giving power to the Board of Directors for this

PROPOSAL #3.: Approve to decide that those new, paid                       ISSUER          YES          FOR               FOR
shares issued with a charge to the capital increase
mentioned above that are not subscribed for by the
shareholders of the Company, or at least a part of
these, as decided by the general meeting, are placed
to third parties

PROPOSAL #4.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company to decide and proceed, with the broadest
powers - (i) with the issuance and placement of the
paid shares necessary for the carrying out of the
capital increase that is approved, whether in 1 or
several stages or opportunities, (ii) to fulfill the
rules on the preemptive offer for the placement of
the shares, (iii) to place and offer to 3 parties the
 shares that were not subscribed by the shareholders
and/or their assignees within the preemptive option
period, and (iv) to adopt all the measures that are
required or that are deemed necessary to carry out
and materialize the increase in capital under the
terms mentioned above

PROPOSAL #5.: Approve the amendments to the bylaws of                      ISSUER          YES          FOR               FOR
 the Company that are necessary to implement the
increase in capital mentioned above, having for that
purpose to decide on the appropriate permanent and
transitory provisions

PROPOSAL #6.: Adopt all other measures that are                            ISSUER          YES          FOR               FOR
necessary for the objective of implementing,
legalizing and giving effect to the resolutions that
are adopted as a result of the subjects mentioned

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VINA DE CONCHA Y TORO SA CONCHATORO
  TICKER:                N/A             CUSIP:     P9796J100
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report from the Board of                         ISSUER          YES          FOR               FOR
Directors, balance sheet, financial statements and
report from the Outside Auditors for the FY that ran
from 01 JAN 2008 to 31 DEC 2008

PROPOSAL #2.: Approve the distribution of profits and                      ISSUER          YES          FOR               FOR
 dividend policy

PROPOSAL #3.: Approve the designation of Outside                           ISSUER          YES          FOR               FOR
Auditors for the 2009 FY

PROPOSAL #4.: Approve to set the remuneration of the                       ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #5.: Approve to set the remuneration of the                       ISSUER          YES          FOR               FOR
Members of the Board of Directors who are the Members
 of the Committee that is referred to in the Article
50(A) of Law 18046 and to set the expense budget for
the functioning of the same Committee for the year

PROPOSAL #6.: Approve to determine the periodical in                       ISSUER          YES          FOR               FOR
which the call notice for the next general meeting of
 shareholders will be published

PROPOSAL #7.: Approve to give an accounting of the                         ISSUER          YES          FOR               FOR
operations carried out by the Company that are
included in the Article 44 of Law 18046

PROPOSAL #8.: Other matters                                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VIVO PARTICIPACOES SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P9810G116
  MEETING DATE:          9/11/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify the wording of the main part of                       ISSUER          YES        ABSTAIN           AGAINST
Article 5th of the Corporate Bylaws, as proposed by
the Board of Directors in a meeting held on 26 MAY
2008, at which time the increase of the share capital
 of the Company was ratified

PROPOSAL #2.: Approve the Administration of the                            ISSUER          YES        ABSTAIN           AGAINST
Company to perform a reverse split of the
1,474,077,420 nominal, book entry shares, without par
 value, of which 536,601,378 are common shares and
937,476,042 are prefer ed shares, representative of
the share capital, at the ratio of 4 shares for 1
share of the respective type, resulting in
368,519,356 nominal, book entry shares, without par
value, of which 134,150,345 are common shares and
234,369,011 are preferred shares, in accordance with
that which is provided for in Article 12 of law
number 6404/76, with the consequent and amend the
main part of Article 5 of the Corporate Bylaws of the

PROPOSAL #3.: Approve to decide, a consequence of the                      ISSUER          YES        ABSTAIN           AGAINST
 proposed reverse split of shares, about the proposal
 to amend the wording of the main part of Article 4
of the Corporate Bylaws of the Company, in regard to
the limits of the authorized capital, with the limit
going from 3 billion shares to 750 million shares

PROPOSAL #4.: Ratify the election of the Member of                         ISSUER          YES        ABSTAIN           AGAINST
the Board of Directors, Mr. Luis Miguel Da Fonseca
Pacheco De Melo elected on 26 AUG 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VIVO PARTICIPACOES SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P9810G116
  MEETING DATE:          3/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve to take knowledge of the                             ISSUER          YES          FOR               FOR
Directors accounts, to examine, discuss and vote the
Company's consolidated financial statement for the
FYE 31 DEC 2008

PROPOSAL #B.: Approve the allocation of the result of                      ISSUER          YES          FOR               FOR
 the FYE on DEC 2008 and on the distribution of
dividends, as well as a capital budget proposal drawn
 up for the purposes of Article 196 of Law Number
6404 76

PROPOSAL #C.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #D.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee

PROPOSAL #E.: Approve to set the total annual payment                      ISSUER          YES          FOR               FOR
 for the Members of the Board of Directors and the
individual payment for the Members of the Finance
Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VOTORANTIM CELULOSE E PAPEL S A
  TICKER:                N/A             CUSIP:     P9806R118
  MEETING DATE:          2/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Increase share capital by BRL 4.25                           ISSUER          NO           N/A               N/A
billion through the issuance of new ordinary and
preferred shares

PROPOSAL #2.: Appoint Independent Firm to appraise                         ISSUER          NO           N/A               N/A
the value of the Company's shares and Aracruz's shares

PROPOSAL #3.: Approve deadline for the exercise of                         ISSUER          NO           N/A               N/A
preemptive rights

PROPOSAL #4.: Amend Article 5 to attach to the                             ISSUER          NO           N/A               N/A
Company's preferred shares the right to be converted
to common shares

PROPOSAL #5.: Ratify acquisition of controlling stake                      ISSUER          NO           N/A               N/A
 in Aracruz

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VOTORANTIM CELULOSE E PAPEL SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P9806R118
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: To take knowledge of the Directors                           ISSUER          NO           N/A               N/A
accounts, to examine, discuss and approve the
Company's consolidated financial statements for the
FYE 31 DEC 2008

PROPOSAL #B.: Destination of the YE results of 2008                        ISSUER          NO           N/A               N/A

PROPOSAL #C.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #D.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee

PROPOSAL #E.: To set the total annual remuneration                         ISSUER          NO           N/A               N/A
for the Members of the Board of Directors elected,
and for the Executive Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VOTORANTIM CELULOSE E PAPEL SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P9806R118
  MEETING DATE:          5/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify the mentioned conversion                              ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WAL-MART DE MEXICO S A DE C V
  TICKER:                N/A             CUSIP:     P98180105
  MEETING DATE:          3/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of                           ISSUER          YES          FOR               FOR
Directors

PROPOSAL #2.: Receive the report of the Chief                              ISSUER          YES          FOR               FOR
Executive Officer

PROPOSAL #3.: Receive the report of the Audit and                          ISSUER          YES          FOR               FOR
Corporate Practices Committees

PROPOSAL #4.: Approve the financial information                            ISSUER          YES          FOR               FOR
document for the FY running from 01 JAN to 31 DEC 2008

PROPOSAL #5.: Receive the report on the situation of                       ISSUER          YES          FOR               FOR
the fund for the repurchase of shares and approve the
 amount of MXN 8,000,000,000.00 for the repurchase of
 shares in 2009

PROPOSAL #6.: Approve the plan to cancel 69,940,100                        ISSUER          YES          FOR               FOR
shares of the Company that are currently shares in
treasury resulting from the repurchase of shares

PROPOSAL #7.: Approve the plan for the allocation of                       ISSUER          YES          FOR               FOR
results

PROPOSAL #8.: Approve the plan to pay a cash                               ISSUER          YES          FOR               FOR
dividend, with a charge against the retained profits
account of the Company [cufin], in the amount of MXN
0.61 per share, against coupon 47

PROPOSAL #9.: Amend the Article 5 of the Corporate                         ISSUER          YES        AGAINST           AGAINST
Bylaws to reflect the paying-in of the minimum Fixed
Capital

PROPOSAL #10.: Approve the report concerning the                           ISSUER          YES          FOR               FOR
fulfillment of the tax obligations

PROPOSAL #11.: Approve the report concerning the                           ISSUER          YES          FOR               FOR
Share Plan for Staff

PROPOSAL #12.: Approve the report from the Wal-Mart                        ISSUER          YES          FOR               FOR
De Mexico Foundation

PROPOSAL #13.: Ratify the activities of the Board of                       ISSUER          YES          FOR               FOR
Directors during the FY running from 01 JAN to 31 DEC
 2008

PROPOSAL #14.: Approve to nominate or ratify the                           ISSUER          YES        AGAINST           AGAINST
Members of the Board of Directors

PROPOSAL #15.: Approve to nominate or ratify the                           ISSUER          YES        AGAINST           AGAINST
Chairpersons of the Audit and Corporate Practices
Committees

PROPOSAL #16.: Approve to state the agenda of the                          ISSUER          YES          FOR               FOR
general meeting that is held

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WALSIN LIHWA CORP
  TICKER:                N/A             CUSIP:     Y9489R104
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations and                            ISSUER          NO           N/A               N/A
financial statements

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.6: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of trading derivatives

PROPOSAL #B.7: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B81.1: Elect Mr. Yi - Yi, Tai, Id No:                            ISSUER          YES        AGAINST           AGAINST
P100017446 as a Director

PROPOSAL #B82.1: Elect Walsin Technology Corporation,                      ISSUER          YES        AGAINST           AGAINST
 Shareholder No: 186596 as a Supervisor

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WAN HAI LINES LTD
  TICKER:                N/A             CUSIP:     Y9507R102
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of overseas convertible                          ISSUER          NO           N/A               N/A
bonds
PROPOSAL #A.4: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WANT WANT CHINA HLDGS LTD
  TICKER:                N/A             CUSIP:     G9431R103
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
the reports of the Directors and the Auditor for the
YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.a: Re-elect Mr. Liao Ching-Tsun as a                           ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #3.b: Re-elect Mr. Maki Haruo as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #3.c: Re-elect Mr. Tomita Mamoru as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.d: Re-elect Dr. Pei Kerwei as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #3.e: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to fix the remuneration of all the
Directors of the Company

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Company's Auditor and authorize the Board to fix
their remuneration for the YE 31 DEC 2009

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase shares of USD 0.02 each in the capital
of the Company [Shares] during the relevant period,
on The Stock Exchange of Hong Kong Limited [ the
Stock Exchange] or on any other stock exchange on
which the securities of the Company may be listed and
 recognized by the Securities and Futures Commission
of Hong Kong and the Stock Exchange for this
purposes, subject to and in accordance with all
applicable Laws and the requirements of the Rules
Governing the Listing of Securities on the Stock
Exchange or of any other stock exchange as amended
from time to time, not exceeding 10% of the aggregate
 nominal amount of the share capital of the Company;
[Authority expires the earlier of the conclusion of
the AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by its Articles of Association or by any

PROPOSAL #6.: Authorize the Directors to allot, issue                      ISSUER          YES        AGAINST           AGAINST
 and deal with additional shares in the capital of
the Company and make or grant offers, agreements and
options during and after the relevant period, not
exceeding the aggregate of 20% of the aggregate
nominal amount of the share capital of the Company;
plus, otherwise than pursuant to i) a rights issue;
or ii) any option scheme or similar arrangement; or
iii) any scrip dividend or similar arrangement;
[Authority expires the earlier of the conclusion of
the AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by its Articles of Association or by any

PROPOSAL #7.: Approve, subject to the passing of                           ISSUER          YES        AGAINST           AGAINST
Resolutions 5 and 6, the general mandate referred to
in Resolution 6, by the addition to the aggregate
nominal amount of the share capital of the Company
which may be allotted or agreed to be allotted by the
 Directors of the Company pursuant to such general
mandate an amount representing the aggregate nominal
amount of Shares repurchased by the Company pursuant
to the general mandate referred to in Resolution 5
above provided that such amount shall not exceed 10%
of the existing issued share capital of the Company
at the date of passing this Resolution 7

PROPOSAL #8.: Approve the Resolution 9 being passed,                       ISSUER          YES          FOR               FOR
the Company may send or supply Corporate
Communications [as defined below] to its shareholders
 [in relation to whom the conditions set out below
are met] by making such Corporate Communications
available on the company's own website and the
website of the HK Stock Exchange or in printed forms
[in English only, in Chinese only or in both English
and Chinese], and authorize the Directors for and on
behalf of Company to sign all such documents and/or
do all such things and Acts as he/she may consider
necessary or expedient and in the interests of the
Company for the purpose of effecting or otherwise in
connection with the Company's proposed communication
with its shareholders share holders through the
Company's website and the website of the Hong Kong
Stock Exchange or in printed forms. the supply of
corporate communications by making such Corporate
Communications available on the Company's own website
 and the website of the Hong Kong Stock Exchange is
subject to the fulfillment of the following
conditions: i) each shareholder of the Company has
been asked individually by the Company to agree that
the Company may send or supply Corporate
Communications generally, or the Corporate
Communication in question, to him by means of the
Company's own website; and ii) the Company has not
received a response indicating objection from such
shareholder within a period of 28 days starting from
the date on which the Company's request was sent b)
for the purpose of this Resolution 8: Corporate
Communication[s] means any document issued or to be
issued by the Company for the information or action
of the shareholders as defined in Rule 1.01 of the
Hong Kong Listing Rules, including but not Limited
to, i) the Directors' report, its annual accounts
together with a copy of the Auditor's report and,
where applicable, its summary financial report; ii)
the interim report and, where applicable, its summary
 interim report; iii) a notice of meeting; iv) a

PROPOSAL #S.9: Amend the Articles 2, 2, 2A, 23, 37,                        ISSUER          YES          FOR               FOR
53, 80, 209, 211 of Articles of Association of the
Company

PROPOSAL #S.10: Amend Memorandum and Articles of                           ISSUER          YES          FOR               FOR
Association of the Company, consolidating all the
proposed referred to in Resolution 9 and all previous
 amendments made in compliance with the applicable
Laws, a copy of which has been produced to this
meeting and marked A and initialed by the Chairman of
 this meeting for the purpose of identification, be
and are hereby adopted with immediate effect in
replacement of the existing Memorandum and Articles
of Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WEICHAI POWER CO LTD
  TICKER:                N/A             CUSIP:     Y9531A109
  MEETING DATE:          2/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, the supplemental agreement                          ISSUER          YES          FOR               FOR
referred to in the section headed, II) Continuing
connected transactions, A) Weichai Continuing
Connected Transactions, 1) continuing connected
transactions between Weichai Holdings [and its
associates] and the Company [and its subsidiaries] a)
 provision of general services and labour services by
 Weichai Holdings [and its associates] [as the case
may be] to the Company, in the Letter from the Board
and the relevant New Caps as specified

PROPOSAL #2.: Approve, the supplemental agreement                          ISSUER          YES          FOR               FOR
referred to in the section headed, II) Continuing
connected transactions, A) Weichai Continuing
Connected Transactions, 1) continuing connected
transactions between Weichai Holdings [and its
associates] and the Company [and its subsidiaries] b)
 supply and/or connection of utilities by Weichai
Holdings [and its associates] [as the case may be] to
 the Company, in the Letter from the Board and the
relevant New Caps as specified

PROPOSAL #3.: Approve, the Weichai Purchase and                            ISSUER          YES          FOR               FOR
Processing Services Agreement referred to in the
section headed, II) Continuing connected
transactions, A) Weichai Continuing Connected
Transactions, 1) Continuing connected transactions
between Weichai Holdings [and its associates] and the
 Company [and its subsidiaries], c) purchase of
diesel engine parts and components, gas and scrap
metals, etc., materials and related products and
processing services by the Company from Weichai
Holdings [and its associates] [as the case may be] in
 the Letter from the Board and the relevant New Caps

PROPOSAL #4.: Approve, the Weichai Sale and                                ISSUER          YES          FOR               FOR
Processing Services Agreement referred to in the
section headed II) Continuing connected transactions,
 A) Weichai Continuing Connected Transactions, 1)
Continuing connected transactions between Weichai
Holdings [and its associates] and the Company [and
its subsidiaries], d) sale of diesel engines, diesel
engine parts and components, materials and related
products and provision of processing services by the
Company [and its subsidiaries] to Weichai Holdings
[and its associates] [as the case may be] in the
Letter from the Board and the relevant New Caps as
specified

PROPOSAL #5.: Approve, the supplemental agreement                          ISSUER          YES          FOR               FOR
referred to in the section headed, II) Continuing
connected transactions, A) Weichai Continuing
Connected Transactions, 2) Continuing connected
transactions between Fujian Longgong and Shanghai
Longgong [and their respective associates] and the
Company, sale of diesel engines and diesel engine
parts by the Company to Fujian Longgong and Shanghai
Longgong [and their respective associates] in the
Letter from the Board and the relevant New Caps as
specified

PROPOSAL #6.: Approve, the supplemental agreement to                       ISSUER          YES          FOR               FOR
the framework agreement dated 21 OCT 2003 referred to
 in the section headed II) Continuing connected
transactions, A) Weichai Continuing Connected
Transactions, 3) Continuing connected transactions
between Guangxi Liugong Machinery and the Company,
sale of diesel engines and diesel engine parts by the
 Company to Guangxi Liugong Machinery in the Letter
from the Board and the relevant New Caps as specified

PROPOSAL #7.: Approve, the supplemental agreement to                       ISSUER          YES          FOR               FOR
the master sales agreement dated 21 OCT 2003 referred
 to in the section headed, II) Continuing connected
transactions, A) Weichai Continuing Connected
Transactions, 4) Continuing connected transactions
between Weichai Deutz and the Company, a) sale of
semi-finished diesel engine parts and related
products by the Company to Weichai Deutz in the
Letter from the Board and the relevant New Caps as

PROPOSAL #8.: Approve the diesel engine parts and                          ISSUER          YES          FOR               FOR
components and related products purchase agreement
referred to in the section headed, II) Continuing
connected transactions, A) Weichai Continuing
Connected Transactions, 4) Continuing connected
transactions between Weichai Deutz and the Company,
b) purchase of diesel engine parts and components and
 related products by Weichai Resources from Weichai
Deutz in the Letter from the Board and the relevant
New Caps as specified

PROPOSAL #9.: Approve the diesel engines purchase                          ISSUER          YES          FOR               FOR
agreement referred to in the section headed, II)
Continuing connected transactions, A) Weichai
Continuing Connected Transactions, 4) Continuing
connected transactions between Weichai Deutz and the
Company c) purchase of diesel engines and related
products by the Company from Weichai Deutz in the
Letter from the Board and the relevant New Caps as
specified

PROPOSAL #10.: Approve, the supplemental agreement to                      ISSUER          YES          FOR               FOR
 the framework agreement dated 17 NOV 2003 referred
to in the section headed, II) Continuing connected
transactions, A) Weichai Continuing Connected
Transactions, 5) Continuing connected transactions
between Shandong Juli and the Company, a) sale of
diesel engines and related products by the Company to
 Shandong Juli in the Letter from the Board and the
relevant New Caps as specified

PROPOSAL #11.: Approve, the Juli Purchase and                              ISSUER          YES          FOR               FOR
Processing Services Agreement as specified, referred
to in the section headed, II) Continuing connected
transactions, A) Weichai Continuing Connected
Transactions, 5) Continuing connected transactions
between Shandong Juli and the Company, b) purchase of
 diesel engine parts and components, materials, steel
 and scrap metal, etc., and related products and
processing services by the Company and Weichai
Resources [as the case may be] from Shandong Juli in
the Letter from the Board and the relevant New Caps
as specified

PROPOSAL #12.: Approve the supplemental agreement to                       ISSUER          YES          FOR               FOR
the parts and components sale agreement dated 01 AUG
2007 referred to in the section headed, II)
Continuing connected transactions, B) TAGC Continuing
 Connected Transactions, 1) Continuing connected
transactions between SFGC and Fast Transmission, a)
sale of parts and components of transmissions and
related products by SFGC to Fast Transmission in the
Letter from the Board and the relevant New Caps as

PROPOSAL #13.: Approve the supplemental agreement to                       ISSUER          YES          FOR               FOR
the parts and components and related products
purchase agreement dated 01 AUG 2007 referred to in
the section headed, II) Continuing connected
transactions, B) TAGC Continuing Connected
Transactions, 1) Continuing connected transactions
between SFGC and Fast Transmission, b) purchase of
parts and components of transmissions and related
products by SFGC from Fast Transmission in the Letter
 from the Board and the relevant New Caps as specified

PROPOSAL #14.: Approve the supplemental agreement to                       ISSUER          YES          FOR               FOR
vehicles, parts and components and raw materials sale
 and heat processing agreement referred to in the
section headed, II) Continuing connected
transactions, B) TAGC Continuing Connected
Transactions, 2) Continuing connected transactions
between Shaanxi Zhongqi [and its subsidiaries] and
Shaanxi Automotive [and its associates], a) sale of
vehicles, parts and components of vehicles and
related products and provision of heat processing
services by Shaanxi Zhongqi, Hande Axle, Jingding and
 Tiangua [as the case may be] to Shaanxi Automotive
and its associates [as the case may be] in the Letter
 from the Board and the relevant New Caps as specified

PROPOSAL #15.: Approve the supplemental agreement to                       ISSUER          YES          FOR               FOR
the parts and components and scrap steel purchase
agreement dated 01 AUG 2007 referred to in the
section headed, II) Continuing connected
transactions, B) TAGC Continuing Connected
Transactions, 2) Continuing connected transactions
between Shaanxi Zhongqi [and its subsidiaries] and
Shaanxi Automotive [and its associates], b) purchase
of parts and components of vehicles, scrap steel and
related products by Shaanxi Zhongqi, Hande Axle,
Jingding, Shaanxi Import and Tiangua [as the case may
 be] from Shaanxi Automotives associates in the
Letter from the Board and the relevant New Caps as

PROPOSAL #16.: Approve the supplemental agreement to                       ISSUER          YES          FOR               FOR
off-road vehicles sale agreement dated 01 AUG 2007
referred to in the section headed, II) Continuing
connected transactions, B) TAGC Continuing Connected
Transactions, 3) Continuing connected transactions
between DFOVCL and Dong Feng Automotive [and its
associates] [as the case maybe], a) sale of off-road
vehicles by DFOVCL to Dong Feng Automotive in the
Letter from the Board and the relevant New Caps as
specified

PROPOSAL #17.: Approve the supplement agreement to                         ISSUER          YES          FOR               FOR
parts and components purchase agreement referred to
in the section headed, II) Continuing connected
transactions, B) TAGC Continuing Connected
Transactions, 3) Continuing connected transactions
between DFOVCL and Dong Feng Automotive [and its
associates] [as the case maybe], b) purchase of parts
 and components of off-road vehicles and related
products by DFOVCL from Dong Feng Automotive [and its
 associates] [as the case may be] and provision of
technical support services by Dong Feng Automotive to
 DFOVCL in the Letter from the Board and the relevant
 New Caps as specified

PROPOSAL #S.18: Authorize the Board of Directors,                          ISSUER          YES        AGAINST           AGAINST
[subject to the approval from the relevant PRC
regulatory authorities], within a period of 2 years
from the relevant registration in the PRC, a general
mandate to issue debentures [or other non-equity
related debt instruments], in 1 or more tranches,
with an amount less than RMB 2,700 million [the
Debenture Issue]; and authorize the Board of
Directors [or any committee thereof], taking into
consideration the specific needs of the Company and
other market conditions, to determine the terms and
conditions of and other matters relating to the
Debenture Issue [including, but not limited to, the
determination of the actual aggregate amount,
interest rate, rating, guarantee arrangements and use
 of the proceeds of the Debenture Issue]; and to do
all such acts which are necessary and incidental to
the Debenture Issue [including, but not limited to,
the securing of approvals, the determination of
selling arrangements and the preparation of relevant
application documents]; and to approve and ratify to
take all such steps which are necessary for the
purposes of executing the Debenture Issue [including,
 but not limited to, the execution of all requisite
documentation and the disclosure of relevant
information in accordance with application laws], and
 to the extent that any of the aforementioned acts
and steps have already been undertaken by the Board
of Directors [or any committee thereof] in connection
 with the Debenture Issue, such acts and steps

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WEICHAI PWR CO LTD
  TICKER:                N/A             CUSIP:     Y9531A109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report of the                             ISSUER          YES          FOR               FOR
Company for the YE 31 DEC 2008

PROPOSAL #2.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for the YE 31 DEC 2008

PROPOSAL #3.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the YE 31 DEC 2008

PROPOSAL #4.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements of the Company and the Auditors' report
for the YE 31 DEC 2008

PROPOSAL #5.: Approve the final financial report of                        ISSUER          YES          FOR               FOR
the Company for the YE 31 DEC 2008

PROPOSAL #6.: Approve the distribution of profit to                        ISSUER          YES          FOR               FOR
the shareholders of the Company for the YE 31 DEC 2008

PROPOSAL #7.: Re-appoint Shandong Zheng Yuan Hexin                         ISSUER          YES          FOR               FOR
Accountants Limited as the PRC Auditors of the
Company and authorize the Directors to determine
their remuneration [and, for the purpose of this
resolution, PRC means the People's Republic of China,
 but excluding Hong Kong, Macau and Taiwan]

PROPOSAL #8.: Re-appoint Messrs. Ernst & Young as the                      ISSUER          YES          FOR               FOR
 non-PRC Auditors of the Company and authorize the
Directors to determine their remuneration [and, for
the purpose of this resolution, PRC means the
People's Republic of China, but excluding Hong Kong,
Macau and Taiwan]

PROPOSAL #9.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
the payment of interim dividend [if any] to the
shareholders of the Company for the YE 31 DEC 2009

PROPOSAL #10.: Approve the amendments to the [working                      ISSUER          YES          FOR               FOR
 rules of the Remuneration Committee of the Board of
Directors] of the Company

PROPOSAL #S.11: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company [the Existing Articles]: 1) in the first
paragraph of Article 7 of the Existing Articles, the
words and amended at the AGM of 2008 held on 2009, be
 added after the words amended at the second EGM of
2008 held on 03 NOV 2008; 2) in the second paragraph
of Article 120 of the Existing Articles, the words 10
 days in the sentence the last day shall be the day
10 days before the date of general meeting be
replaced by 16 days; 3) the following be inserted
after the first paragraph of Article 201 of the
Existing Articles: the profit distribution policy of
the Company should focus on the reasonable the
investment return of the investors while ensuring the
 sustainability and stability, the cash dividend
distribution shall be made in due time, when the cash
 flow of the Company satisfied the needs for normal
production, operation and development

PROPOSAL #S.12: Authorize the Board of the Directors                       ISSUER          YES        AGAINST           AGAINST
to separately or concurrently allot, issue and deal
with additional A Shares and/or H Shares and to make
or grant offers, agreements and/or options in respect
 thereof, subject to the following conditions: a) the
 general mandate shall not extend beyond the relevant
 period save that the Board of Directors may during
the relevant period make or grant offers, agreements
and/or options which may require the exercise of such
 power after the end of the relevant period; b) the
aggregate nominal amount of the A Shares and the H
Shares allotted and issued or agreed conditionally or
 unconditionally to be allotted and issued [whether
pursuant to an option or otherwise] by the Board of
Directors [otherwise than pursuant to any scrip
dividend scheme [or similar arrangement providing for
 the allotment and issue of shares in lieu of the
whole or part of a dividend], any share option
scheme, a rights issue or any separate approval of
the shareholders of the Company] shall not exceed 20%
 of the aggregate nominal amount of the A and H
Shares in issue, respectively, in each case as at the
 date of passing of this resolution; and c) the Board
 of Directors will only exercise its power under the
general mandate in accordance with the Company Law of
 the People's Republic of China [the PRC, which for
the purpose of this resolution excludes the Hong Kong
 Special Administrative Region [Hong Kong], the Macau
 Special Administrative Region and Taiwan] and the
Rules Governing the Listing of Securities on The
Stock Exchange of Hong Kong Limited [as may be
amended from time to time] and, if required, only if
all necessary approvals from the China Securities
Regulatory Commission and/or other relevant PRC
government authorities are obtained [provided that in
 the event that A Shares are to be issued pursuant to
 the General Mandate, and if the then applicable laws
 and regulations of the PRC require such issue to be
approved by the shareholders of the Company, further
meeting(s) of the shareholders of the Company will be
 convened to consider and approve such a share issue;
 and in the event that the general mandate is not
approved by the relevant regulatory authorities in
the PRC in respect of the issue of A Shares, the
general mandate shall be limited to the issue of H
Shares only]; [Authority expires the earlier of the
conclusion the conclusion of the next AGM of the
Company following the passing of this special
resolution, unless, by a special resolution passed at
 that meeting, the General Mandate is renewed, either
 unconditionally or subject to conditions or the
expiry of the period within which the next AGM is
required by the Articles of Association of the
Company or any applicable law to be held]; and
authorize the Board of Directors, contingent on the
Board of Directors resolving to exercise the general
mandate and/or issue shares pursuant to this
resolution above: a) to approve, execute and do,
and/or procure to be executed and done, all such
documents, deeds and matters which it may consider

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WIMM BILL DANN FOODS
  TICKER:                WBD             CUSIP:     97263M109
  MEETING DATE:          9/4/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: IN ORDER TO COMPLY WITH THE FORMAL                           ISSUER          YES        AGAINST           AGAINST
REQUIREMENTS OF THE FEDERAL LAW ON JOINT-STOCK
COMPANIES AS RELATED TO INTERESTED PARTY TRANSACTIONS
 AND DUE TO THE ABSENCE OF THE ACTUAL CONFLICT OF
INTEREST, SEPERATE INDEMNIFICATION AGREEMENTS BETWEEN
 WBD FOODS OJSC AND OFFICIALS OF WBD FOODS OJSC SHALL
 BE APPROVED.

PROPOSAL #1B: IN ORDER TO COMPLY WITH THE FORMAL                           ISSUER          YES        AGAINST           AGAINST
REQUIREMENTS OF THE FEDERAL LAW ON JOINT-STOCK
COMPANIES AS RELATED TO INTERESTED PARTY TRANSACTIONS
 AND DUE TO THE ABSENCE OF THE ACTUAL CONFLICT OF
INTEREST, AGREEMENTS ON LEGAL EXPENSES COMPENSATION
BETWEEN WBD FOODS OJSC AND OFFICIALS OF WBD FOODS
OJSC SHALL BE APPROVED.

PROPOSAL #02: APPROVE THE NEW VERSION OF WBD FOODS                         ISSUER          YES        AGAINST           AGAINST
OJSC CHARTER.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WIMM BILL DANN FOODS
  TICKER:                WBD             CUSIP:     97263M109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVE THE WBD FOODS OJSC ANNUAL                            ISSUER          YES          FOR             AGAINST
REPORT FOR 2008 BASED ON RUSSIAN STATUTORY REPORTING
STANDARDS.

PROPOSAL #02: APPROVAL OF THE ANNUAL FINANCIAL                             ISSUER          YES          FOR             AGAINST
STATEMENTS, INCLUDING PROFIT AND LOSS STATEMENTS FOR
2008.

PROPOSAL #03: THE NET PROFIT OF WBD FOODS OJSC                             ISSUER          YES          FOR             AGAINST
REFLECTED IN ITS FINANCIAL STATEMENTS FOR 2008 BASED
ON RUSSIAN STATUTORY ACCOUNTING STANDARDS, SHALL NOT
BE ALLOCATED. DIVIDEND PAYOUT SHALL NOT BE ANNOUNCED.

PROPOSAL #04: FOR THE PURPOSE OF AUDIT OF WBD FOODS                        ISSUER          YES          FOR             AGAINST
OJSC'S FINANCIAL AND BUSINESS ACTIVITY, AND IN
COMPLIANCE WITH LEGAL ACTS OF THE RUSSIAN FEDERATION,
 SV-AUDIT CJSC SHALL BE ASSIGNED AS THE AUDITOR OF
THE COMPANY IN 2009.

ELECTION OF DIRECTOR: GUY DE SELLIERS                                      ISSUER          YES          FOR             AGAINST

ELECTION OF DIRECTOR: M.V. DUBININ                                         ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: I.V. KOSTIKOV                                        ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: MICHAEL A. O'NEILL                                   ISSUER          YES          FOR             AGAINST

ELECTION OF DIRECTOR: A. SERGEEVICH ORLOV                                  ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: S.A. PLASTININ                                       ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: G.A. YUSHVAEV                                        ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: DAVID IAKOBACHVILI                                   ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: E. GRIGORIEVICH YASIN                                ISSUER          YES          FOR             AGAINST

ELECTION OF DIRECTOR: MARCUS RHODES                                        ISSUER          YES          FOR             AGAINST

ELECTION OF DIRECTOR: JACQUES VINCENT                                      ISSUER          YES       WITHHOLD           AGAINST

PROPOSAL #6A: ELECTION OF VOLKOVA NATALIA BORISOVNA                        ISSUER          YES          FOR             AGAINST
AS THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION.

PROPOSAL #6B: ELECTION OF VERSHININA IRINA                                 ISSUER          YES          FOR             AGAINST
ALEXANDROVNA AS THE MEMBER OF WBD FOODS OJSC AUDITING
 COMMISSION.

PROPOSAL #6C: ELECTION OF POLIKARPOVA NATALIA                              ISSUER          YES          FOR             AGAINST
LEONIDOVNA AS THE MEMBER OF WBD FOODS OJSC AUDITING
COMMISSION.

PROPOSAL #6D: ELECTION OF PROPASTINA TATIANA                               ISSUER          YES          FOR             AGAINST
VALENTINOVNA AS THE MEMBER OF WBD FOODS OJSC AUDITING
 COMMISSION.

PROPOSAL #6E: ELECTION OF SOLNTSEVA EVGENIA                                ISSUER          YES          FOR             AGAINST
SOLOMONOVNA AS THE MEMBER OF WBD FOODS OJSC AUDITING
COMMISSION.

PROPOSAL #6F: ELECTION OF SERGEEV GRIGORY SERGEEVICH                       ISSUER          YES          FOR             AGAINST
AS THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION.

PROPOSAL #6G: ELECTION OF SHAVERO TATIANA VIKTOROVNA                       ISSUER          YES          FOR             AGAINST
AS THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION.

PROPOSAL #7A: APPROVAL OF THE INCREASE OF ANNUAL                           ISSUER          YES          FOR             AGAINST
INTEREST RATE TO 12,1%, AND EXTENSION TO DECEMBER 31,
 2010 OF REVOLVING LOAN CONTRACT MADE BETWEEN WBD
FOODS OJSC AND WBD OJSC (HEREINAFTER, THE DEBTOR)
PURSUANT TO WHICH THE MAXIMUM AMOUNT OF CURRENT DEBT
OF THE DEBTOR TO WBD FOODS OJSC SHALL NOT BE ABOVE
RUR 875,000,000 (EIGHT HUNDRED SEVENTY FIVE MILLION
RUBLES).

PROPOSAL #7B: INCREASE OF ANNUAL INTEREST RATE TO                          ISSUER          YES          FOR             AGAINST
12,1%, AND EXTENSION TO DECEMBER 31, 2010 OF
REVOLVING LOAN CONTRACT MADE BETWEEN WBD FOODS OJSC
AND WBD OJSC (HEREINAFTER, THE DEBTOR) PURSUANT TO
WHICH THE MAXIMUM AMOUNT OF CURRENT DEBT OF THE
DEBTOR TO WBD FOODS OJSC SHALL NOT BE ABOVE RUR 2 404
 803 350 (TWO BILLION FOUR HUNDRED FOUR MILLION EIGHT
 HUNDRED THREE THOUSAND THREE HUNDRED FIFTY RUBLES).

PROPOSAL #7C: INCREASE OF ANNUAL INTEREST RATE TO                          ISSUER          YES          FOR             AGAINST
12,1%, AND EXTENSION TO DECEMBER 31, 2010 OF
REVOLVING LOAN CONTRACT MADE BETWEEN WBD FOODS OJSC
AND WBD OJSC (HEREINAFTER, THE DEBTOR) PURSUANT TO
WHICH THE MAXIMUM AMOUNT OF CURRENT DEBT OF THE
DEBTOR TO WBD FOODS OJSC SHALL NOT BE ABOVE RUR 680
294 140 (SIX HUNDRED EIGHTY MILLION TWO HUNDRED
NINETY FOUR THOUSAND ONE HUNDRED FORTY RUBLES).

PROPOSAL #7D: INCREASE OF ANNUAL INTEREST RATE TO                          ISSUER          YES          FOR             AGAINST
12,1%, AND EXTENSION TO DECEMBER 31, 2010 OF
REVOLVING LOAN CONTRACT MADE BETWEEN WBD FOODS OJSC
AND WBD OJSC (HEREINAFTER THE DEBTOR) PURSUANT TO
WHICH THE MAXIMUM AMOUNT OF CURRENT DEBT OF THE
DEBTOR TO WBD FOODS OJSC SHALL NOT BE ABOVE RUR 1 400
 000 000 (ONE BILLION FOUR HUNDRED MILLION RUBLES).

PROPOSAL #7E: WBD FOODS OJSC SHALL PROVIDE THE                             ISSUER          YES          FOR             AGAINST
CENTRAL BRANCH NO. 8641 OF THE SAVINGS BANK OF RUSSIA
 (OJSC, THE CREDITOR) WITH A SURETY FOR WBD OJSC (THE
 BORROWER), UNDER THE CONTRACT ON THE OPENING OF A
REVOLVING CREDIT LINE (HEREINAFTER, THE CREDIT
AGREEMENT) WITH THE LIMIT IN THE AMOUNT OF RUR
750,000,000 (SEVEN HUNDRED FIFTY MILLION RUBLES).

PROPOSAL #7F: WBD FOODS OJSC AGREES TO SUPPLY, AND                         ISSUER          YES          FOR             AGAINST
WBD OJSC AGREES TO PAY FOR, AND ACCEPT, INVENTORIES
AND FIXED ASSETS (COMPUTERS, MACHINES AND EQUIPMENT,
DEVICES OF VARIOUS TYPES, SELLING EQUIPMENT,
TELECOMMUNICATION EQUIPMENT, ORGANIZATIONAL EQUIPMENT
 AND FITTINGS, AND OTHER INVENTORIES) IN THE AMOUNT
AND RANGE AS SPECIFIED IN THE APPLICATION. THE
AGREEMENT AMOUNT TOTALS UP TO RUR 1,500,000,000. (ONE
 BILLION FIVE HUNDRED MILLION RUBLES).

PROPOSAL #7G: WBD FOODS OJSC AGREES TO SUPPLY, AND                         ISSUER          YES          FOR             AGAINST
WBD OJSC AGREES TO PAY FOR, AND ACCEPT DAIRY AND
OTHER PRODUCTS (GOODS) IN THE AMOUNT AND RANGE AS
SPECIFIED IN THE APPLICATION. THE AGREEMENT AMOUNT
TOTALS UP TO RUR 1,700,000,000. (ONE BILLION SEVEN
HUNDRED MILLION RUBLES).

PROPOSAL #7H: INCREASE OF ANNUAL INTEREST RATE TO                          ISSUER          YES          FOR             AGAINST
12,1%, AND EXTENSION TO DECEMBER 31, 2010 OF
REVOLVING LOAN CONTRACT MADE BETWEEN WBD FOODS OJSC
AND WBD OJSC (HEREINAFTER, THE DEBTOR) PURSUANT TO
WHICH THE MAXIMUM AMOUNT OF CURRENT DEBT OF THE
DEBTOR TO WBD FOODS OJSC SHALL NOT BE ABOVE RUR
1,008,440,800 (ONE BILLION EIGHT MILLION FOUR HUNDRED
 FORTY THOUSAND EIGHT HUNDRED RUBLES).

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WIPRO LIMITED
  TICKER:                WIT             CUSIP:     97651M109
  MEETING DATE:          7/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O1: RECEIVE, CONSIDER AND ADOPT THE AUDITED                      ISSUER          YES          FOR               FOR
 BALANCE SHEET AS AT MARCH 31, 2008 AND THE PROFIT
AND LOSS ACCOUNT FOR THE YEAR ENDED ON THAT DATE AND
THE REPORTS OF THE DIRECTORS AND AUDITORS THEREON.

PROPOSAL #O2: TO CONFIRM THE PAYMENT OF INTERIM                            ISSUER          YES          FOR               FOR
DIVIDEND AND TO DECLARE A FINAL DIVIDEND ON EQUITY
SHARES.

PROPOSAL #O3: RE-APPOINTMENT OF AUDITORS AND FIX                           ISSUER          YES          FOR               FOR
THEIR REMUNERATION.

PROPOSAL #O4: APPOINT A DIRECTOR IN PLACE OF DR ASHOK                      ISSUER          YES          FOR               FOR
 S GANGULY WHO RETIRES BY ROTATION AND BEING
ELIGIBLE, OFFERS HIMSELF FOR RE-APPOINTMENT.

PROPOSAL #O5: APPOINT A DIRECTOR IN PLACE OF MR PM                         ISSUER          YES          FOR               FOR
SINHA WHO RETIRES BY ROTATION AND BEING ELIGIBLE,
OFFERS HIMSELF FOR RE-APPOINTMENT.

PROPOSAL #S6: APPOINTMENT OF MR SURESH C SENAPATY AS                       ISSUER          YES          FOR               FOR
DIRECTOR OF THE COMPANY AND PAYMENT OF REMUNERATION.

PROPOSAL #S7: APPOINTMENT OF MR GIRISH S PARANJPE AS                       ISSUER          YES          FOR               FOR
DIRECTOR OF THE COMPANY AND PAYMENT OF REMUNERATION.

PROPOSAL #S8: APPOINTMENT OF MR SURESH VASWANI AS                          ISSUER          YES          FOR               FOR
DIRECTOR OF THE COMPANY AND PAYMENT OF REMUNERATION.

PROPOSAL #S9: AMENDMENT TO ARTICLES OF ASSOCIATION                         ISSUER          YES          FOR               FOR
FOR INCREASE IN THE NUMBER OF DIRECTORS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WIPRO LTD
  TICKER:                N/A             CUSIP:     Y96659142
  MEETING DATE:          7/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited                       ISSUER          YES          FOR               FOR
balance sheet as at 31 MAR 2008 and the profit and
loss account for the YE on that date and the reports
of the Directors and the Auditors thereon

PROPOSAL #2.: Approve the payment of interim dividend                      ISSUER          YES          FOR               FOR
 and declare a final dividend on equity shares

PROPOSAL #3.: Re-appoint the Auditors and approve to                       ISSUER          YES          FOR               FOR
fix their remuneration

PROPOSAL #4.: Re-appoint Dr. Ashok S. Ganguly as a                         ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. P.M. Sinha as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Appoint Mr. Suresh C. Senapaty as a                          ISSUER          YES          FOR               FOR
Director of the Company and approve the payment of
remuneration

PROPOSAL #7.: Appoint Mr. Girish S. Paranjpe as a                          ISSUER          YES          FOR               FOR
Director of the Company and approve the payment of
remuneration

PROPOSAL #8.: Appoint Mr. Suresh Vaswani as a                              ISSUER          YES          FOR               FOR
Director of the Company and approve the payment of

PROPOSAL #S.9: Amend the Articles of Association for                       ISSUER          YES          FOR               FOR
the increase in the number of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WISTRON CORP
  TICKER:                N/A             CUSIP:     Y96738102
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.1: Business Report of Year 2008                                ISSUER          NO           N/A               N/A

PROPOSAL #I.2: Supervisors' Audit Report                                   ISSUER          NO           N/A               N/A

PROPOSAL #I.3: The Report regarding the revision of                        ISSUER          NO           N/A               N/A
Rules and Procedures of Board of Directors Meeting

PROPOSAL #IIA.1: Submitting [by the Board of                               ISSUER          YES        ABSTAIN           AGAINST
Directors, BOD] the Company's business report and
financial statements for year 2008 for ratification

PROPOSAL #IIA.2: Submitting [by the Board of                               ISSUER          YES        ABSTAIN           AGAINST
Directors] the proposal for earnings distribution for
 Year 2008 for ratification.

PROPOSAL #IIA.3: Submitting [by the Board of                               ISSUER          YES        ABSTAIN           AGAINST
Directors] a resolution that the Company increases
capital by capitalization of the 2008 earnings
distribution and issues new shares for discussion.

PROPOSAL #IIA.4: Submitting [by the Board of                               ISSUER          YES        ABSTAIN           AGAINST
Directors] a proposal to amend certain part of the
Company's Articles of Incorporation

PROPOSAL #IIA.5: Submitting [by the Board of                               ISSUER          YES        ABSTAIN           AGAINST
Directors] a proposal to amend certain part of the
Company's Election Regulations of Directors and
Supervisors.

PROPOSAL #III.1: Elect Mr. James K.F. Wu [Kuo-FengWu]                      ISSUER          YES        ABSTAIN           AGAINST
 for the fifth Board of Directors [including
Independent Directors] of the Company

PROPOSAL #III.2: Elect Mr. John Hsuan [Min-ChihHsuan]                      ISSUER          YES        ABSTAIN           AGAINST
 for the fifth Board of Directors [including
Independent Directors] of the Company

PROPOSAL #III.3: Elect Mr. Michael Tsai [Kuo-Chih                          ISSUER          YES        ABSTAIN           AGAINST
Tsai] for the fifth Board of Directors [including
Independent Directors] of the Company

PROPOSAL #III.4: Elect Mr. Victor C.J. Cheng [Chung-                       ISSUER          YES        ABSTAIN           AGAINST
JenCheng] for the fifth Board of Directors [including
 Independent Directors] of the Company

PROPOSAL #III.5: Elect Mr. Simon Lin [Hsien-Ming Lin]                      ISSUER          YES        ABSTAIN           AGAINST
 for the fifth Board of Directors [including
Independent Directors] of the Company

PROPOSAL #III.6: Elect Mr. Stan Shih [Chen-Jung Shih]                      ISSUER          YES        ABSTAIN           AGAINST
 for the fifth Board of Directors [including
Independent Directors] of the Company

PROPOSAL #III.7: Elect Mr. Haydn Hsieh [hong-Po                            ISSUER          YES        ABSTAIN           AGAINST
Hsieh] for the fifth Board of Directors [including
Independent Directors] of the Company

PROPOSAL #III.8: Elect Mr. Philip Peng [Chin-Bing                          ISSUER          YES        ABSTAIN           AGAINST
Peng] for the fifth Board of Directors [including
Independent Directors] of the Company

PROPOSAL #III.9: Elect Mr. Robert Huang [Po-Tuan                           ISSUER          YES        ABSTAIN           AGAINST
Huang] for the fifth Board of Directors [including
Independent Directors] of the Company

PROPOSAL #IVB.6: Submitting [by the Board of                               ISSUER          YES        ABSTAIN           AGAINST
Directors] a proposal to release the non-compete
restriction of a Board of Director elected as an
individual or as a legal representative.

PROPOSAL #IVB.7: Submitting [by the Board of                               ISSUER          YES        ABSTAIN           AGAINST
Directors] a resolution to amend certain part of the
Company's Procedures Governing Endorsement and
Guarantee.

PROPOSAL #IVB.8: Submitting [by the Board of                               ISSUER          YES        ABSTAIN           AGAINST
Directors] a resolution to amend certain part of the
Company's Procedures Governing Loaning of Funds.

PROPOSAL #IVB.9: Submitting [by the Board of                               ISSUER          YES        ABSTAIN           AGAINST
Directors] a resolution to amend certain part of the
Company's Procedures of Assets Acquisition and
Disposal.

PROPOSAL #IVB10: Submitting [by the Board of                               ISSUER          YES        ABSTAIN           AGAINST
Directors] a resolution to amend certain part of the
Company's Policies and Procedures Governing Foreign
Exchange Risk Management of Financial Transactions.

PROPOSAL #IVB11: Submitting [by the Board of                               ISSUER          YES        ABSTAIN           AGAINST
Directors] a resolution to amend certain part of the
Company's Regulations for Long term and Short term
Investment Management.

PROPOSAL #IVB12: Submitting [by the Board of                               ISSUER          YES        ABSTAIN           AGAINST
Directors] a resolution for discussion regarding
issuing Series A preferred shares by private
placement to expand the operation scope and to bring
strategic investors.

PROPOSAL #IVB13: Submitting [by the Board of                               ISSUER          YES        ABSTAIN           AGAINST
Directors] a resolution for discussion on issuance of
 new shares for capital increase in cash up to
150,000,000 common shares with the purpose to issue
GDR for the funds needed for overseas material

PROPOSAL #IVB14: Submitting [by the Board of                               ISSUER          YES        ABSTAIN           AGAINST
Directors] a resolution for discussion regarding tax
exemption from profit-enterprise income tax as the
Company is qualified as new and developing important
strategic industry after issuance of new shares from
the capital increase by earnings recapitalization in
Year 2006

PROPOSAL #IVB15: Submitting [by the Board of                               ISSUER          YES        ABSTAIN           AGAINST
Directors] a resolution for discussion regarding tax
exemption from profit-enterprise income tax as the
Company is qualified as new and developing important
strategic industry after issuance of new shares from
the capital increase by earnings recapitalization in
Year 2007and capital increase by cash injection in
Year 2008.

PROPOSAL #V.: Extemporary Motion                                           ISSUER          NO           N/A               N/A

PROPOSAL #VI.: Adjournment                                                 ISSUER          YES        ABSTAIN           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WOOLWORTHS HLDGS LTD
  TICKER:                N/A             CUSIP:     S98758121
  MEETING DATE:          8/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Company, by way of a                          ISSUER          YES          FOR               FOR
specific approval in terms of Section  of the
Companies Act, 1973 [Act 61 of 1973], as amended, the
 Listing Requirements of the JSE Limited and Article
39.1 of the Company's Articles or Association, to
acquire E-Com Investments 16 [Proprietary] Limited, a
 wholly-owned subsidiary of the Company 86,871,694
ordinary shares of 0.15% each in the issued share
capital of the Company at a price of ZAR 9.54 per
share being the three-day volume weighted average
share price for Woolworths on the JSE Limited on the
last practicable date, the shares will be cancelled
against share capital and distributable reserves

PROPOSAL #O.1: Authorize, subject to the special                           ISSUER          YES          FOR               FOR
resolution to the proposed at the meeting at which
this ordinary resolution will be considered, being
passed and becoming effective, any Director of the
Company or the Group Secretary, to do all such
things, sign all such documents and procure the doing
 of all such things and the signature of all such
documents, as may be necessary or incidental to give
effect to the matters contemplated in such special

PROPOSAL #O.2: Approve, the amendments to the                              ISSUER          YES        AGAINST           AGAINST
Woolworth Holdings Share Trust Deed, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WOOLWORTHS HLDGS LTD
  TICKER:                N/A             CUSIP:     S98758121
  MEETING DATE:          11/20/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual financial statements                        ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to increase the Non Executive                        ISSUER          YES          FOR               FOR
Directors remuneration

PROPOSAL #3.1: Re-elect Mr. Derek Aubrey as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Re-elect Mr. Simon Norman Susman as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.3: Re-elect Mr. Nigel Lawrence Colne as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.4: Re-elect Ms. Sinda Zilwe as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Grant general authority to make                              ISSUER          YES          FOR               FOR
payments to shareholders

PROPOSAL #5.: Grant general authority to repurchase                        ISSUER          YES          FOR               FOR
shares

PROPOSAL #6.: Grant authority to sign all documents                        ISSUER          YES          FOR               FOR
required to implements the mentioned resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WOONG JIN COWAY CO LTD, KONGJU
  TICKER:                N/A             CUSIP:     Y9694W104
  MEETING DATE:          8/12/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the partial amendment to the                         ISSUER          YES          FOR               FOR
Articles of Incorporation

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WOONGJIN COWAY CO LTD
  TICKER:                N/A             CUSIP:     Y9694W104
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve appropriation of income and                          ISSUER          YES          FOR               FOR
dividend of KRW 870 per share

PROPOSAL #2.: Approve to change the Articles of                            ISSUER          YES        AGAINST           AGAINST
Incorporation

PROPOSAL #3.: Elect Mr. Hong Joon-Ki as Inside                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #4.: Approve to set of Stock Option                               ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Approval the remuneration limit for the                      ISSUER          YES          FOR               FOR
 Auditor

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WOORI FIN HLDGS CO LTD
  TICKER:                N/A             CUSIP:     Y9695X119
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the Outside Director                                   ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Auditor Committee Member                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES        AGAINST           AGAINST
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WOORI INVESTMENT & SECURITIES CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y9694X102
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Financial Statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Elect the Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Audit Committee Member who is                      ISSUER          YES        AGAINST           AGAINST
 not an Outside Director

PROPOSAL #5.: Elect the Audit Committee Member who is                      ISSUER          YES          FOR               FOR
 an Outside Director

PROPOSAL #6.: Approve the remuneration for the                             ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YA HSIN INDUSTRIAL CO LTD
  TICKER:                N/A             CUSIP:     Y9724W132
  MEETING DATE:          1/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To report the reorganization plan                            ISSUER          NO           N/A               N/A

PROPOSAL #2.: To discuss the reorganization plan                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Other issues and extraordinary motions                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YA HSIN INDUSTRIAL CO LTD
  TICKER:                N/A             CUSIP:     Y9724W132
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To report the reorganization plan                            ISSUER          NO           N/A               N/A

PROPOSAL #2.: To ratify the reorganization plan                            ISSUER          NO           N/A               N/A

PROPOSAL #3.: Other issues and Extraordinary motions                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YANG MING MARINE TRANSPORT CORP
  TICKER:                N/A             CUSIP:     Y9729D105
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.15 per share

PROPOSAL #B.3: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.4: Approve the revision to the rules of                        ISSUER          YES          FOR               FOR
shareholder meeting

PROPOSAL #B.5: Approve the revision to the rules of                        ISSUER          YES          FOR               FOR
the election of the Directors and Supervisors

PROPOSAL #B.6: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.7: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.8: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on directors from participation in
competitive business

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YANTAI CHANGYU PIONEER WINE CO LTD
  TICKER:                N/A             CUSIP:     Y9739T108
  MEETING DATE:          9/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Reappoint the Company's Audit Firm                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YANTAI CHANGYU PIONEER WINE CO LTD
  TICKER:                N/A             CUSIP:     Y9739T108
  MEETING DATE:          11/14/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to grant a specified decision                        ISSUER          YES          FOR               FOR
making authority as External Investment to the Board

PROPOSAL #2.: Amend the Company's Articles of                              ISSUER          YES          FOR               FOR
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YANTAI CHANGYU PIONEER WINE CO LTD
  TICKER:                N/A             CUSIP:     Y9739T108
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 working report of the                       ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #2.: Approve the 2008 working report of the                       ISSUER          YES          FOR               FOR
Supervisory Committee

PROPOSAL #3.: Approve the 2008 annual report                               ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the 2008 financial resolution                        ISSUER          YES          FOR               FOR
report

PROPOSAL #5.: Approve the 2008 Profit Distribution                         ISSUER          YES          FOR               FOR
Plan: 1] cash dividend/10 shares [Tax included]: CNY
12.0000; 2] bonus issue from profit [share/10
shares]: none; 3] bonus issue from capital reserves
[share/10 shares] : none

PROPOSAL #6.: Amend the Company's Articles of                              ISSUER          YES          FOR               FOR
Association

PROPOSAL #7.: Re-appoint the Company's Audit firm                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YANZHOU COAL MNG CO LTD
  TICKER:                N/A             CUSIP:     Y97417102
  MEETING DATE:          12/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the entering into of                      ISSUER          YES          FOR               FOR
 the Provision of Materials Supply Agreement between
the Company and Yankuang Group Corporation Limited
[the 'Parent Company'], as specified, and the
continuing connected transactions contemplated
thereunder together with the associated Proposed
Annual Caps in respect of such transactions for each
of the FY ending 31 DEC 2009 to 2011, details of
which are more particularly described in the circular
 of the Company dated 07 NOV 2008 [the 'Circular']
[Capitalized terms used in this notice shall have the
 same meanings as defined in the Circular unless
otherwise expressly defined herein], and authorize
the Directors of the Company to do all such acts and
things and to sign all documents and to take any
steps which in their absolute discretion considered
to be necessary, desirable or expedient for the
purpose of implementing and/or giving effect to and
the transactions contemplated under the Provision of
Materials Supply Agreement

PROPOSAL #2.: Approve and ratify the entering into of                      ISSUER          YES          FOR               FOR
 the Provision of Labour and Services Supply
Agreement between the Company and the Parent Company,
 as specified, and the continuing connected
transactions contemplated thereunder together with
the associated Proposed Annual Caps in respect of
such transactions for each of the FY ending 31 DEC
2009 to 2011, details of which are more particularly
described in the Circular; authorize the Directors of
 the Company to do all such acts and things and to
sign all documents and to take any steps which in
their absolute discretion considered to be necessary,
 desirable or expedient for the purpose of
implementing and/or giving effect to and the
transactions contemplated under the Provision of

PROPOSAL #3.: Approve and ratify the entering into of                      ISSUER          YES          FOR               FOR
 the Provision of Insurance Fund Administrative
Services Agreement between the Company and the Parent
 Company, as specified, and the continuing connected
transactions contemplated thereunder together with
the associated annual estimates in respect of such
transactions for each of the FY ending 31 DEC 2009 to
 2011, details of which are more particularly
described in the Circular, and authorize the
Directors of the Company to do all such acts and
things and to sign all documents and to take any
steps which in their absolute discretion considered
to be necessary, desirable or expedient for the
purpose of implementing and/or giving effect to and
the transactions contemplated under the Provision of
Insurance Fund Administrative Services Agreement

PROPOSAL #4.: Approve and ratify the entering into of                      ISSUER          YES          FOR               FOR
 the Provision of Coal Products and Materials
Agreement between the Company and the Parent Company,
 as specified, and the continuing connected
transactions contemplated thereunder together with
the associated Proposed Annual Caps in respect of
such transactions for each of the FY ending 31 DEC
2009 to 2011, details of which are more particularly
described in the Circular; authorize the Directors of
 the Company to do all such acts and things and to
sign all documents and to take any steps which in
their absolute discretion considered to be necessary,
 desirable or expedient for the purpose of
implementing and/or giving effect to and the
transactions contemplated under the Provision of Coal

PROPOSAL #5.: Approve and ratify the entering into of                      ISSUER          YES          FOR               FOR
 the Provision of Electricity and Heat Agreement
between the Company and the Parent Company, as
specified, and the continuing connected transactions
contemplated thereunder together with the associated
Proposed Annual Caps in respect of such transactions
for each of the FY ending 31 DEC 2008 to 2011,
details of which are more particularly described in
the Circular; and authorize the Directors of the
Company to do all such acts and things and to sign
all documents and to take any steps which in their
absolute discretion considered to be necessary,
desirable or expedient for the purpose of
implementing and/or giving effect to and the
transactions contemplated under the Provision of
Electricity and Heat Agreement

PROPOSAL #6.: Approve and ratify the terms of the                          ISSUER          YES          FOR               FOR
Acquisition Agreement entered into between the
Company and the Controlling Shareholders for the
Acquisition, as specified, and all the transactions
contemplated therein; and the execution of the
Acquisition Agreement by the Directors of the Company
 and authorize the Directors of the Company [or any
one of them] to do all such acts and things, to sign
and execute all such further documents and to take
such steps as the Directors of the Company (or any
one of them) may in their absolute discretion
consider necessary, appropriate, desirable or
expedient to give effect to or in connection with the
 Acquisition Agreements or any of the transactions
contemplated thereunder and all other matters
incidental thereto; for the purpose of this
resolution: 'Acquisition' means the acquisition of
the 74% equity interest in Shandong Hua Ju Energy
Company Limited by the Company from the Controlling
Shareholder pursuant to the Acquisition Agreement;
'Acquisition Agreement' means the conditional
agreement dated 24 OCT 2008 entered into between the
Company and the Controlling Shareholder for the
Acquisition; 'Controlling Shareholder' means ,
Yankuang Group Corporation Limited, a wholly State-
owned corporation and a controlling shareholder of
the Company holding approximately 52.86% of the total
 issued share capital of the Company

PROPOSAL #S.7: Approve the resolution in relation to                       ISSUER          YES          FOR               FOR
the amendments to the Articles 63, 64, 66, 166, 171,
202, 218 and 219 of the Articles of Association of
the Company and authorize the Board to do all such
things as necessary in connection with such
amendments as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YANZHOU COAL MNG CO LTD
  TICKER:                N/A             CUSIP:     Y97417102
  MEETING DATE:          1/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve, subject to the relevant                            ISSUER          YES          FOR               FOR
period [as specified] during which the Board may
exercise the power of the Company to repurchase the
issued H Shares of the Company on the Hong Kong Stock
 Exchange, subject to and in accordance with all
applicable laws, rules and regulations and/or
requirements of the governmental or regulatory body
of securities in the PRC, the Hong Kong Stock
Exchange or of any other governmental or regulatory
body; the aggregate nominal value of H Shares of the
Company authorized to be repurchased subject to the
approval in paragraph (a) above during the relevant
period shall not exceed 10% of the aggregate nominal
value of the issued H Shares of the Company as at the
 date of the passing of this resolution; as the
shareholders of the Company has given by way of a
special resolution at the AGM held on 27 JUN 2008,
such approval shall be conditional upon the passing
of a special resolution in the same terms as the
resolution as specified in this paragraph [except for
 this sub-paragraph (c)(i)] at the class meeting for
holders of Domestic Shares of the Company to be held
on Friday, 16 JAN 2009 [or on such adjourned date as
may be applicable]; the approvals of the relevant PRC
 regulatory authorities as may be required by laws,
rules and regulations of the PRC being obtained by
the Company if appropriate; and the Company not being
 required by any of its creditors to repay or to
provide guarantee in respect of any amount due to any
 of them [or if the Company is so required by any of
its creditors, the Company having, in its absolute
discretion, repaid or provided guarantee in respect
of such amount] pursuant to the notification
procedure as specified in Article 30 of the Articles
of Association of the Company; authorize the Board of
 all relevant PRC regulatory authorities for the
repurchase of such H Shares being granted, Amend the
Articles of Association of the Company as it thinks
fit so as to reduce the registered share capital of
the Company and to reflect the new capital structure
of the Company upon the repurchase of H Shares of the
 Company as contemplated and for the purpose of this
special resolution, [Authority expires the earlier

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YANZHOU COAL MNG CO LTD
  TICKER:                N/A             CUSIP:     Y97417102
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the working report of the Board                      ISSUER          YES          FOR               FOR
 of Directors of the Company [the 'Board'] for the YE
 31 DEC 2008

PROPOSAL #2.: Approve the working report of the                            ISSUER          YES          FOR               FOR
Supervisory Committee of the Company for the YE 31
DEC 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements of the Company and the group as at and for
 the YE 31 DEC 2008

PROPOSAL #4.: Approve the proposed Profit                                  ISSUER          YES          FOR               FOR
Distribution Plan of the Company for the YE 31 DEC
2008, and authorize the Board to distribute an
aggregate cash dividends of RMB 1,967.36 million [tax
 inclusive], equivalent to RMB 0.40 [tax inclusive]
per share to the shareholders of the Company

PROPOSAL #5.: Approve to determine the remuneration                        ISSUER          YES          FOR               FOR
of the Directors and Supervisors of the Company for
the YE 31 DEC 2009

PROPOSAL #6.: Re-appoint Grant Thornton and Shine                          ISSUER          YES          FOR               FOR
Wing Certified Public Accountants Ltd as the
Company's international and PRC Auditors,
respectively, until the conclusion of the next AGM,
and to determine their remuneration arrangements

PROPOSAL #7.: Approve to renew liability insurance                         ISSUER          YES        AGAINST           AGAINST
for Directors, Supervisors and senior officers of the
 Company

PROPOSAL #8.: Approve the proposal regarding the use                       ISSUER          YES          FOR               FOR
of electronic means to provide Corporate
Communications to holders of H shares of the Company

PROPOSAL #S.9: Amend the Article 2, Article 30,                            ISSUER          YES          FOR               FOR
Article 85, Article 86, Article 87, Article 145,
Article 238, Article 239, Article 247, Article 249,
Article 271, Article 286 and Article 295 of the
Articles of Association of the Company, and authorize
 any one of the Directors to make further adjustments
 at his discretion with reference to requirements of
the relevant authorities, seek approval and make the
relevant filing with the relevant authorities at the
appropriate time; as specified

PROPOSAL #S.10: Approve the Board granted an                               ISSUER          YES        AGAINST           AGAINST
unconditional general mandate to issue, allot and
deal with additional H Shares in the share capital of
 the Company and to make or grant offers, agreements
and options in respect thereof, subject to the
following terms: 1) such mandate shall not extend
beyond the Relevant Period save that the Board may
during the Relevant Period make or grant offers,
agreements or options which might require the
exercise of such powers after the end of the Relevant
 Period; 2) the number of shares allotted or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Board shall not exceed 20% of the number of H Shares
in issue as at the date of the this resolution; 3)
Board will only exercise its power under such mandate
 in accordance with the Company Law of the PRC and
the Rules Governing the Listing of Securities on The
Stock Exchange of Hong Kong Limited [as amended from
time to time] and only if all necessary approvals
from the China Securities Regulatory Commission
and/or other relevant PRC government authorities are
obtained; for the purpose of the resolution;
[Authority expires the earlier of the conclusion of
the next AGM or 12 months] authorize the Board of
Directors, to issue shares pursuant to paragraph (a)
of this resolution, execute and do or procure to be
executed and done, all such documents, deeds and
things as it may consider relevant in connection with
 the issue of such new shares including, but not
limited to, determining the time and place of issue,
making all necessary applications to the relevant
authorities and entering into an underwriting
agreement [or any other agreement], to determine the
use of proceeds and to make all necessary filings and
 registrations with the relevant PRC, Hong Kong and
other authorities, and to make such amendments to the
 articles of association of the Company as it thinks
fit so as to reflect the increase in registered
capital of the Company and to reflect the new share
capital structure of the Company under the intended
allotment and issue of the shares of the Company
pursuant to the resolution under paragraph (a) of

PROPOSAL #S.11: Authorize the Board of the Company to                      ISSUER          YES          FOR               FOR
 repurchase the issued H Shares of the Company on the
 Hong Kong Stock Exchange, subject to and in
accordance with all applicable laws, rules and
regulations and/or requirements of the governmental
or regulatory body of securities in the PRC, the Hong
 Kong Stock Exchange or of any other governmental or
regulatory body; the aggregate amount of H Shares of
the Company authorized to be repurchased subject to
the approval in paragraph (a) above during the
Relevant Period shall not exceed 10% of the total
amount of existing issued H Shares of the Company as
at the date of the passing of this resolution; the
passing of a special resolution with the same terms
as the resolution set out in this paragraph [except
for this sub-paragraph (c)(i)] at a class meeting for
 the holders of Domestic Shares of the Company to be
held on 26 JUN 2009 [or on such adjourned date as may
 be applicable]; and the class meeting for the
holders of H Shares to be held on 26 JUN 2009 [or on
such adjourned date as may be applicable] for such
purpose; the approval of the relevant PRC regulatory
authorities as may be required by laws, rules and
regulations of the PRC being obtained by the Company
if appropriate; and the Company not being required by
 any of its creditors to repay or to provide
guarantee in respect of any amount due to any of them
 [or if the Company is so required by any of its
creditors, the Company having, in its absolute
discretion, repaid or provided guarantee in respect
of such amount] authorize the Board, pursuant to the
notification procedure set out in Article 30 of the
Articles of Association of the Company; subject to
the approval of all relevant PRC regulatory
authorities for the repurchase of such H Shares being
 granted, (i) amend the Articles of Association of
the Company as it thinks fit so as to reduce the
registered share capital of the Company and to
reflect the new capital structure of the Company upon
 the repurchase of H shares of the Company as
contemplated in paragraph (a) above; and (ii) file
the amended articles of association of the Company
with the relevant governmental authorities of the
PRC; [Authority expires the earlier of: the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YANZHOU COAL MNG CO LTD
  TICKER:                N/A             CUSIP:     Y97417102
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Company, subject to this                      ISSUER          YES          FOR               FOR
 resolution, to repurchase the issued H Shares of the
 Company on the Hong Kong Stock Exchange, subject to
and in accordance with all applicable laws, rules and
 regulations and/or requirements of the governmental
or regulatory body of securities in the PRC, the Hong
 Kong Stock Exchange or of any other governmental or
regulatory body, the aggregate amount of H Shares of
the Company to be repurchased subject to this
resolution, during the relevant period shall not
exceed 10% of the total amount of existing issued H
Shares of the Company as at the date of the passing
of this resolution; approve that conditional upon:
(i) the passing of a special resolution in the same
terms as the resolution as specified at the AGM of
the Company to be held on 26 JUN 2009 [or on such
adjourned date as may be applicable]; and the class
meeting for holders of Domestic Shares to be held on
26 JUN 2009 [or on such adjourned date as may be
applicable]; (ii) the approval of the relevant PRC
regulatory authorities as may be required by laws,
rules and regulations of the PRC being obtained by
the Company if appropriate; and (iii) the Company not
 being required by any of its creditors to repay or
to provide guarantee in respect of any amount due to
any of them [or if the Company is so required by any
of its creditors, the Company having, in its absolute
 discretion, repaid or provided guarantee in respect
of such amount] pursuant to the notification
procedure set out in Article 30 of the Articles of
Association of the Company; authorize the Board,
subject to the approval of all relevant PRC
regulatory authorities for the repurchase of such H
Shares being granted, to: i) amend the Articles of
Association of the Company as it thinks fit so as to
reduce the registered share capital of the Company
and to reflect the new capital structure of the
Company upon the repurchase of H Shares of the
Company as specified; and ii) file the amended
Articles of Association of the Company with the
relevant governmental authorities of the PRC;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of a
12-month period following the passing of this special

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YAPI VE KREDI BANKASI A S
  TICKER:                N/A             CUSIP:     M9869G101
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Presidential Board                     ISSUER          NO           N/A               N/A

PROPOSAL #2.: Receive the activities and accounts of                       ISSUER          NO           N/A               N/A
2008, the reading and deliberation of the Board of
Directors and Auditors reports, the brief Independent
 Auditing report by the Independent Auditing Company,
 namely Basaran Nas Bagimsiz Denetim Ve Serbest
Muhasebeci Mali Musavirlik A.S, the acceptance,
acceptance through modification or rejection of the
recommendation by the Board of Directors concerning
the balance sheet and income table for 2008

PROPOSAL #3.: Approve the assignment made for the                          ISSUER          NO           N/A               N/A
empty seat in Board Membership by the Board Members
for approval according to the Turkish Commercial Code
 315

PROPOSAL #4.: Approve the Members of the Board of                          ISSUER          NO           N/A               N/A
Directors and the Auditors for the Company's
activities in 2008

PROPOSAL #5.: Re-elect or replacement of the Board                         ISSUER          NO           N/A               N/A
Members whose term has expired, decision on the their
 duty period

PROPOSAL #6.: Re-elect or replacement of the Auditors                      ISSUER          NO           N/A               N/A
 whose term has expired, decision on the their duty
period

PROPOSAL #7.: Approve to determine the monthly gross                       ISSUER          NO           N/A               N/A
salaries of the Chairman, Board Members and Auditors

PROPOSAL #8.: Approve the acceptance, acceptance                           ISSUER          NO           N/A               N/A
through modification or rejection of the
recommendation by the Board of Directors concerning
the distribution of the profit of 2008

PROPOSAL #9.: Approve the profit distribution policy                       ISSUER          NO           N/A               N/A
for year 2009 and ongoing years

PROPOSAL #10.: Approve the information of the general                      ISSUER          NO           N/A               N/A
 assembly about the information policy of the bank
regarding the Corporate Governance principles

PROPOSAL #11.: Approve the donations and                                   ISSUER          NO           N/A               N/A
contributions to foundations and organizations which
are exempt from Tax in purpose of welfare grant

PROPOSAL #12.: Elect the Independent Auditing firm by                      ISSUER          NO           N/A               N/A
 the Board of Directors according to the rules of
capital markets Board

PROPOSAL #13.: Amend the Company Articles                                  ISSUER          NO           N/A               N/A
4,5,6,7,8,9,12,13,15,17,18,21,25,26,30,
31,36,39,41,42,48,50,51,56,57,58,61,64,66,
68,78,79,82,88, temporary Article 1 and decision on
revoking Articles of Association 10,11 and 65
according to the acceptance of registered capital
system, according to the dematerialization principles
 of central registry agency and according to the
conversion from try to TL after the necessary
permissions have been taken from banking regulation
and supervision agency, capital markets Board and
Ministry of industry and trade

PROPOSAL #14.: Grant authoirty for the Board Members                       ISSUER          NO           N/A               N/A
according to the Articles 334 and 335 of the Turkish
Commercial Code

PROPOSAL #15.: Approve to delegate the authority to                        ISSUER          NO           N/A               N/A
Chairmanship to sign the minutes of the meeting

PROPOSAL #16.: Wishes                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YTL CORP BHD
  TICKER:                N/A             CUSIP:     Y98610101
  MEETING DATE:          12/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the FYE 30 JUN 2008 together with the
reports of the Directors and the Auditors thereon

PROPOSAL #2.: Approve to sanction the declaration of                       ISSUER          YES          FOR               FOR
a final dividend of 5% gross less Malaysian Income
Tax in respect of the FYE 30 JUN 2008

PROPOSAL #3.: Re-elect Mr. Dato' Yeoh Soo Min as a                         ISSUER          YES          FOR               FOR
Director, who retire pursuant to Article 84 of the
Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Dato' Yeoh Seok Hong as a                       ISSUER          YES          FOR               FOR
Director, who retire pursuant to Article 84 of the
Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Syed Abdullah Bin Syed                          ISSUER          YES          FOR               FOR
Abd. Kadir as a Director, who retire pursuant to
Article 84 of the Company's Articles of Association

PROPOSAL #6.: Re-appoint Tan Sri Dato' Seri (Dr) Yeoh                      ISSUER          YES          FOR               FOR
 Tiong Lay, retiring pursuant to Section 129(6) of
the Companies Act, 1965, as a Director of the Company
 to hold office until the next AGM

PROPOSAL #7.: Re-appoint Dato' (Dr) Yahya Bin Ismail,                      ISSUER          YES          FOR               FOR
 retiring pursuant to Section 129(6) of the Companies
 Act, 1965, as a Director of the Company to hold
office until the next AGM

PROPOSAL #8.: Re-appoint Mr. Mej Jen Dato' Haron Bin                       ISSUER          YES          FOR               FOR
Mohd Taib (B), retiring pursuant to Section 129(6) of
 the Companies Act, 1965, as a Director of the
Company to hold office until the next AGM

PROPOSAL #9.: Re-appoint Mr. Eu Peng Meng @ Leslie                         ISSUER          YES          FOR               FOR
Eu, retiring pursuant to Section 129(6) of the
Companies Act 1965, as a Director of the Company to
hold office until the next AGM

PROPOSAL #10.: Approve the payment of Directors' fees                      ISSUER          YES          FOR               FOR
 amounting to MYR 280,000 for the FYE 30 JUN 2008

PROPOSAL #11.: Re-appoint the Auditors and authorize                       ISSUER          YES          FOR               FOR
the Directors to fix their remuneration

PROPOSAL #12.: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Section 132D of the Companies Act, 1965, to allot and
 issue shares in the Company at any time until the
conclusion of the next AGM and upon such terms and
conditions and for such purposes as the Directors
may, in their absolute discretion, deem fit provided
that the aggregate number of shares to be issued does
 not exceed 10% of the issued and paid-up share
capital of the Company for the time being and that
the Directors be and are also empowered to obtain the
 approval for the listing of and quotation for the
additional shares so issued on Bursa Malaysia

PROPOSAL #13.: Authorize the Company, subject to the                       ISSUER          YES          FOR               FOR
Company's compliance with all applicable rules,
regulations, orders and guidelines made pursuant to
the Companies Act, 1965, the provisions of the
Company's Memorandum and Articles of Association and
the Listing Requirements of Bursa Malaysia Securities
 Berhad ['Bursa Securities'] and the approvals of all
 relevant authorities, to the fullest extent
permitted by law, to buy-back and/or hold from time
to time and at any time such amount of ordinary
shares of MYR 0.50 each in the Company as may be
determined by the Directors of the Company from time
to time through Bursa Securities upon such terms and
conditions as the Directors may deem fit and
expedient in the interests of the Company ['the
Proposed Share Buy-Back'] provided that: i) the
maximum number of shares which may be purchased
and/or held by the Company at any point of time
pursuant to the Proposed Share Buy-Back shall not
exceed 10% of the total issued and paid-up share
capital of the Company for the time being quoted on
Bursa Securities provided always that in the event
that the Company ceases to hold all or any part of
such shares as a result of, amongst others,
cancellation of shares, sale of shares on the market
of Bursa Securities or distribution of treasury
shares to shareholders as dividend in respect of
shares bought back under the previous shareholders'
mandate for share buy-back which was obtained at the
AGM held on 07 DEC 2007, the Company shall be
entitled to further purchase and/or hold such
additional number of shares as shall [in aggregate
with the shares then still held by the Company] not
exceed 10% of the total issued and paid-up share
capital of the Company for the time being quoted on
Bursa Securities; ii) the maximum amount of funds to
be allocated by the Company pursuant to the Proposed
Share Buy-Back shall not exceed the sum of Retained
Profits and the Share Premium Account of the Company
based on its latest audited financial statements
available up to the date of a transaction pursuant to
 the Proposed Share Buy-Back, as at 30 JUN 2008, the
audited Retained Profits and Share Premium Account of
 the Company were MYR 2,576,173,000.00 and MYR
513,721,000.00 respectively; and iii) the shares
purchased by the Company pursuant to the Proposed
Share Buy-Back may be dealt with by the Directors in
all or any of the following manner: a) the shares so
purchased may be cancelled and/or b) the shares so
purchased may be retained in treasury for
distribution as dividend to the shareholders and/or
resold on the market of Bursa Securities and/or
subsequently cancelled; and/or c) part of the shares
so purchased may be retained as treasury shares with
the remainder being cancelled; [Authority expires the
 earlier of the conclusion of the next AGM of the
Company or the expiry of the period within which the
next AGM is required by Law to be held]; and
authorize the Directors of the Company to take all

PROPOSAL #14.: Authorize the Company and/or its                            ISSUER          YES          FOR               FOR
subsidiaries to enter into recurrent related party
transactions from time to time with Related parties
who may be a Director, a major shareholder of the
Company and/or its subsidiaries or a person connected
 with such a Director or a major shareholder, as
specified in Section 2.1.2 as specified subject to
the following: i) the transactions are of a revenue
or trading in nature which are necessary for the day-
to-day operations of the Company and/or its
subsidiaries and are transacted on terms consistent
or comparable with market or normal trade practices
and/or based on normal commercial terms and on terms
not more favorable to the related parties than those
generally available to the public and are not to the
detriment of the minority shareholders; and ii)
disclosure is made in the annual report of the
aggregate value of transactions conducted during the
FY pursuant to the shareholders' mandate in
accordance with the Listing Requirements of Bursa
Malaysia Securities Berhad; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiry of the period within which the
next AGM is required to be held pursuant to Section
143(1) of the Companies Act, 1965 [the Act] [but
shall not extend to such extension as may be allowed
pursuant to Section 143(2) of the Act]; and authorize
 the Directors of the Company to complete and do such
 acts and things as they may consider expedient or
necessary to give full effect to the shareholders'

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YTL CORP BHD
  TICKER:                N/A             CUSIP:     Y98610101
  MEETING DATE:          1/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify the acquisitions by, Starhill                         ISSUER          YES          FOR               FOR
Global REIT Investments Limited [SGRIL], an indirect
wholly-owned subsidiary of the Company, of
247,101,000 units in Starhill Global Real Estate
Investment Trust [formerly known as Macquarie Prime
Real Estate Investment Trust] for a cash
consideration of Singapore Dollars [SGD] 202,622,820
on the terms and the conditions as specified, made
between Macquarie Real Estate Singapore Pte Limited
[MRES], Macquarie Bank Limited [MBL] and the Company,
 and subsequently novated to SGRIL via a novation
agreement dated 24 DEC 2008 between MRES, MBL, the
Company and SGRIL [Acquisition of Starhill Global
REIT]; and Starhill Global REIT Management Limited
[SGRML], an indirect wholly-owned subsidiary of the
Company, of 1,500,000 ordinary shares, 1 Class A
redeemable preference share and 1 Class B redeemable
preference share in YTL Pacific Star REIT Management
Holdings Pte Ltd [formerly known as Prime REIT
Management Holdings Pte Ltd] for a cash consideration
 of SGD 62,000,000 on the terms and the conditions as
 specified, made between MBL and the Company and
subsequently novated to SGRML via a novation
agreement dated 24 DEC 2008 between MBL, the Company
and SGRML [Acquisition of YPSRMH]; collectively
referred to as the Acquisitions, which were completed
 on 31 DEC 2008; and any agreements entered into by
the Company, SGRIL, SGRML or any nominated subsidiary
 of the Company in connection or pursuant to the
Acquisitions, including without limitation the
Services Agreement dated 28 OCT 2008, made between
MBL and the Company and subsequently novated to SGRML
 via novation agreement dated 24 DEC 2008 between
MBL, the Company and SGRML, where MBL has agreed to
provide SGRML certain services which include advice
and strategic recommendations relating to the ongoing
 management of a global REIT platform from the period
 beginning 28 OCT 2008 until the completion of the
Acquisitions for a service fee of SGD 20,000,000; and
 authorize the Board of Directors of the Company to
complete and give effect to the Acquisitions and to
do all acts and things for and on behalf of the
Company as the Directors may consider necessary or
expedient with full power to amend and/or assent to
any conditions, modification, variations and/or
amendments [if any] as may be imposed by the relevant
 government/authorities or as may be deemed necessary
 by the Directors in the best interest of the Company
 and to take all steps and enter into and execute all
 commitments, transactions, arrangements, deeds,
agreements, undertakings, indemnities, transfers,
assignments and guarantees as the Directors may deem
fit, necessary, expedient and/or appropriate in order
 to finalize, give full effect to and complete the
Acquisitions AND approve that any and all actions of
the Company, or of any Director or officer, taken in
connection with the actions contemplated by the
foregoing resolutions prior to the execution hereof
in all respects as fully as if such action[s] had
been presented to for approval, and approved by, the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YTL POWER INTERNATIONAL BHD
  TICKER:                N/A             CUSIP:     Y9861K107
  MEETING DATE:          12/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the FYE 30 JUN 2008 together with the
reports of the Directors and the Auditors thereon

PROPOSAL #2.: Declare a final tax exempt dividend of                       ISSUER          YES          FOR               FOR
7.5% in respect of the FYE 30 JUN 2008

PROPOSAL #3.: Re-elect Dato Yeoh Seok Kian as a                            ISSUER          YES        AGAINST           AGAINST
Director, who retire pursuant to Article 84 of the
Company's Articles of Association

PROPOSAL #4.: Re-elect Dato Michael Yeoh Sock Siong                        ISSUER          YES          FOR               FOR
as a Director, who retire pursuant to Article 84 of
the Company's Articles of Association

PROPOSAL #5.: Re-elect Dato Mark Yeoh Seok Kah as a                        ISSUER          YES          FOR               FOR
Director, who retire pursuant to Article 84 of the
Company's Articles of Association

PROPOSAL #6.: Re-appoint Tan Sri Dato' Seri [Dr] Yeoh                      ISSUER          YES          FOR               FOR
 Tiong Lay as a Director of the Company, who retires
pursuant to Section 129(6) of the Companies Act,
1965, to hold office until the next AGM

PROPOSAL #7.: Re-appoint Dato' [Dr] Yahya Bin Ismail                       ISSUER          YES          FOR               FOR
as a Director of the Company, who retires pursuant to
 Section 129(6) of the Companies Act, 1965, to hold
office until the next AGM

PROPOSAL #8.: Re-appoint Mr. Mej Jen Dato' Haron Bin                       ISSUER          YES          FOR               FOR
Mohd Taib [B] as a Director of the Company, who
retires pursuant to Section 129(6) of the Companies
Act, 1965, to hold office until the next AGM

PROPOSAL #9.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
amounting to MYR 375,000 for the FYE 30 JUN 2008

PROPOSAL #10.: Re-appoint the Auditors and authorize                       ISSUER          YES          FOR               FOR
the Directors to fix their remuneration

PROPOSAL #11.: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Section 132D of the Companies Act, 1965, to allot and
 issue shares in the Company at any time until the
conclusion of the next AGM and upon such terms and
conditions and for such purposes as the Directors
may, in their absolute discretion, deem fit provided
that the aggregate number of shares to be issued does
 not exceed 10% of the issued and paid-up share
capital of the Company for the time being; and to
obtain the approval for the listing of and quotation
for the additional shares so issued on Bursa Malaysia
 Securities Berhad

PROPOSAL #12.: Authorize the Company, subject to the                       ISSUER          YES          FOR               FOR
Company's compliance with all applicable rules,
regulations, orders and guidelines made pursuant to
the Companies Act, 1965, the provisions of the
Company's Memorandum and Articles of Association and
the Listing Requirements of Bursa Malaysia Securities
 Berhad [Bursa Securities] and approvals all the
relevant authorities, to the fullest extent permitted
 By-Law, to buy-back and/or hold from time to time
and at any time such amount of ordinary shares of MYR
 0.50 each in the Company as may be determined by the
 Directors of the Company from time to time through
Bursa Securities upon such terms and conditions as
the Directors may deem fit and expedient in the
interests of the Company [the Proposed Share Buy-
Back] provided that: i) the maximum number of shares
which may be purchased and/or held by the Company at
any point of time pursuant to the Proposed Share Buy-
Back shall not exceed 10% of the total issued and
paid-up share capital of the Company for the time
being quoted on Bursa Securities provided always that
 in the event that the Company ceases to hold all or
any part of such shares as a result of, amongst
others, cancellation of shares, sale of shares on the
 market of Bursa Securities or distribution of
treasury shares to shareholders as dividend in
respect of shares bought back under the previous
shareholders' mandate for share buy-back which was
obtained at the AGM held on 07 DEC 2007, the Company
shall be entitled to further purchase and/or hold
such additional number of shares as shall [in
aggregate with the shares then still held by the
Company] not exceed 10% of the total issued and paid-
up share capital of the Company for the time being
quoted on Bursa Securities; ii) the maximum amount of
 funds to be allocated by the Company pursuant to the
 Proposed Share Buy-Back shall not exceed the sum of
Retained Profits and the Share Premium Account of the
 Company based on its latest audited financial
statements available up to the date of a transaction
pursuant to the Proposed Share Buy-Back, as at 30 JUN
 2008 the audited Retained Profits and Share Premium
Account of the Company were MYR 2,504,097,583.70 and
MYR 1,699,218,847.16 respectively; and iii) the
shares purchased by the Company pursuant to the
Proposed Share Buy-Back may be dealt with by the
Directors in all or any of: a) the shares so
purchased may be cancelled; and/or b) the shares so
purchased may be retained in treasury for
distribution as dividend to the shareholders and/or
resold on the market of Bursa Securities and/or
subsequently cancelled; and/or c) part of the shares
so purchased may be retained as treasury shares with
the remainder being cancelled; [Authority expires at
the conclusion of the next AGM of the Company or at
the expiry of the period within which the next AGM is
 required By-Law to be held]; and authorize the
Directors of the Company to take all steps as are
necessary or expedient to implement or to give effect
 to the Proposed Share Buy-Back with full powers to

PROPOSAL #13.: Authorize the Company and/or its                            ISSUER          YES          FOR               FOR
subsidiaries to enter into recurrent related party
transactions from time to time with related parties
who may be a Director, a major shareholder of the
Company and/or its subsidiaries or a person connected
 with such a Director or a major shareholder, as
specified, subject to: i) the transactions are of a
revenue or trading in nature which are necessary for
the day-to-day operations of the Company and/or its
subsidiaries and are transacted on terms consistent
or comparable with market or normal trade practices
and/or based on normal commercial terms and on terms
not more favourable to the related parties than those
 generally available to the public and are not to the
 detriment of the minority shareholders; and ii)
disclosure is made in the annual report of the
aggregate value of transactions conducted during the
FY pursuant to the shareholders' mandate in
accordance with the Listing Requirements of Bursa
Malaysia Securities Berhad; [Authority expires at the
 conclusion of the next AGM of the Company or the
expiry of the period within which the next AGM is
required to be held pursuant to Section 143(1) of the
 Companies Act, 1965 [the Act] (but shall not extend
to such extension as may be allowed pursuant to
Section 143(2) of the Act); and authorize the
Directors of the Company to complete and do such acts
 and things as they may consider expedient or
necessary to give full effect to the shareholders'

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YTL POWER INTERNATIONAL BHD
  TICKER:                N/A             CUSIP:     Y9861K107
  MEETING DATE:          2/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the proposed acquisition [the                        ISSUER          YES          FOR               FOR
Proposed Acquisition] by Sabre Energy Industries Pte.
 Limited, a wholly-owned subsidiary of YTL Power, of
884,971,148 Ordinary Shares constituting the entire
issued and fully paid-up share capital of PowerSeraya
 Limited on the terms and subject to the conditions
contained in the Share Purchase Agreement dated 02
DEC 2008, made between (1) Temasek Holdings (Private)
 Limited, (2) Sabre Energy Industries Pte. Limited
and (3) YTL Power [Share Purchase Agreement]; the
said Share Purchase Agreement; and authorize the
Board of Directors of YTL Power [Board] or any
Director of the Board to complete and give effect to
the Proposed Acquisition on such amended terms as the
 Board may approve and with full power (a) to assent
to any conditions, variations, modifications and/or
amendments as may be, at their discretion, so
required; (b) to deal with all matters relating to
the Share Purchase Agreement thereto; (c) to enter
into all such agreements, arrangements, undertakings,
 indemnities, guarantees, transfers and/or
assignments with any party or parties as may, at
their discretion, be so required in connection with
the Share Purchase Agreement; and (d) to take all
steps and do all acts and things in any manner as the
 Board may deem necessary and expedient to give
effect to the Proposed Acquisition; and ratify all
previous actions taken by the Board [or any Director
of the Board] in connection with the Proposed

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YUANTA FINANCIAL HOLDING CO LTD
  TICKER:                N/A             CUSIP:     Y2652W109
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The revision to the rules of                                ISSUER          NO           N/A               N/A
transferring buyback treasury stock to employees

PROPOSAL #A.5: The status of unsecured Corporate bonds                     ISSUER          NO           N/A               N/A

PROPOSAL #A.6: The publication of Financial Holding                        ISSUER          NO           N/A               N/A
Company Act

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.18 per share

PROPOSAL #B.3: Approve the proposal of profit                              ISSUER          YES          FOR               FOR
distribution from capital reserves

PROPOSAL #B.4: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YUHAN CORP, SEOUL
  TICKER:                N/A             CUSIP:     Y9873D109
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to change the Articles of                            ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #3.: Elect the 4 Executive Directors                              ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the 1 Executive Auditor and 1                          ISSUER          YES          FOR               FOR
Non-Executive Auditor

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Directors

PROPOSAL #6.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YULON MOTOR CO LTD
  TICKER:                N/A             CUSIP:     Y9870K106
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.08 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZEE ENTERTAINMENT ENTERPRISES LIMITED
  TICKER:                N/A             CUSIP:     Y98893152
  MEETING DATE:          7/23/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited                       ISSUER          YES          FOR               FOR
balance sheet as at 31 MAR 2008, the profit & loss
account of the Company for the FYE on that date and
the reports of the Auditors and Directors thereon

PROPOSAL #2.: Declare a dividend on equity shares for                      ISSUER          YES          FOR               FOR
 the FYE 31 MAR 2008

PROPOSAL #3.: Re-appoint Mr. Ashok Kurien as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Rajan Jetley as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Sir Gulam Noon as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Appoint M/s. MGB & Co., Chartered                            ISSUER          YES          FOR               FOR
Accountants, Mumbai as the Auditors of the Company to
 hold such office from the conclusion of this meeting
 until the conclusion of the next AGM at a
remuneration to be determined by the Board of
Directors of the Company

PROPOSAL #7.: Appoint Prof. R. Vaidyanathan as a                           ISSUER          YES          FOR               FOR
Director of the Company whose period of office shall
be liable to determination by retirement of Directors
 by rotation

PROPOSAL #S.8: Amend, pursuant to the provisions of                        ISSUER          YES          FOR               FOR
Section 31 and other applicable provisions, if any,
of the Companies Act, 1956 [including any amendment
or re-enactment thereof], the Article 71 of the
Articles of Association of the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZENTIVA N A
  TICKER:                N/A             CUSIP:     N9768B103
  MEETING DATE:          7/9/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Announcements                                                ISSUER          NO           N/A               N/A

PROPOSAL #3.: Discussion, in accordance with Article                       ISSUER          NO           N/A               N/A
18[1] of the Dutch Public Offers Decree [Besluit
openbare biedingen Wft], of the unsolicited voluntary
 takeover offer published by Anthiarose Limited

PROPOSAL #4.: Discussion of potential competing                            ISSUER          NO           N/A               N/A
offers, if any, with respect to which the Board's
position will be published prior to the EGM

PROPOSAL #5.: Closing                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZENTIVA N A
  TICKER:                N/A             CUSIP:     N9768B103
  MEETING DATE:          9/3/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Announcements                                                ISSUER          NO           N/A               N/A

PROPOSAL #3.: Discussion of the unsolicited voluntary                      ISSUER          NO           N/A               N/A
 takeover offer published by Sanofi-Aventis Europe

PROPOSAL #4.: Discussion of potential competing                            ISSUER          NO           N/A               N/A
offers, if any, with respect to which the Board's
statement will be published prior to the EGM

PROPOSAL #5.: Approve the designation of persons to                        ISSUER          NO           N/A               N/A
represent the Company with respect to the decision to
 make advance payment of expenses in accordance with
Article 19(5) of the Articles of Association in case
of any legal action relating to takeover offers for
the Company

PROPOSAL #6.: Closing                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZENTIVA N A
  TICKER:                N/A             CUSIP:     N9768B103
  MEETING DATE:          2/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Announcements                                                ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the discussion of the                                ISSUER          NO           N/A               N/A
recommended voluntary takeover offer by Sanofi-
Aventis Europe

PROPOSAL #4.: Approve the discussion of potential                          ISSUER          NO           N/A               N/A
competing offers, if any, with respect to which the
Boards position will be published prior to the EGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZHEJIANG EXPRESSWAY CO LTD
  TICKER:                N/A             CUSIP:     Y9891F102
  MEETING DATE:          5/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Directors for                      ISSUER          YES          FOR               FOR
 the year 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee for the year 2008

PROPOSAL #3.: Approve the Audited financial                                ISSUER          YES          FOR               FOR
statements for the year 2008

PROPOSAL #4.: Approve the final dividend of RMB 24                         ISSUER          YES          FOR               FOR
cents per share in respect of the YE 31 DEC 2008

PROPOSAL #5.: Approve the final accounts for the year                      ISSUER          YES          FOR               FOR
 2008 and the financial budget for the year 2009

PROPOSAL #6.: Re-appoint Deloitte Touche Tohmatsu                          ISSUER          YES          FOR               FOR
Certified Public Accountants Hong Kong as the Hong
Kong Auditors of the Company and authorize the Board
of Directors of the Company to fix their remuneration

PROPOSAL #7.: Re-appoint Zhejiang Pan China Certified                      ISSUER          YES          FOR               FOR
 Public Accountants as the PRC Auditors of the
Company and authorize the Board of Directors of the
Company to fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZHEJIANG EXPWY CO LTD
  TICKER:                N/A             CUSIP:     Y9891F102
  MEETING DATE:          9/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Declare an interim dividend of RMB 7                         ISSUER          YES          FOR               FOR
cents per share in respect of the 6 months ended 30
JUN 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZHEJIANG EXPWY CO LTD
  TICKER:                N/A             CUSIP:     Y9891F102
  MEETING DATE:          2/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1.a: Elect Mr. Chen Jisong as a Director                       ISSUER          YES          FOR               FOR
of the Company and approve his remuneration

PROPOSAL #1.1.b: Elect Mr. Zhan Xiaozhang as a                             ISSUER          YES          FOR               FOR
Director of the Company and approve his remuneration

PROPOSAL #1.1.c: Elect Mr. Zhang Jingzhong as a                            ISSUER          YES          FOR               FOR
Director of the Company and approve his remuneration

PROPOSAL #1.1.d: Elect Mr. Jiang Wenyao as a Director                      ISSUER          YES          FOR               FOR
 of the Company and approve his remuneration

PROPOSAL #1.2.a: Elect Ms. Zhang Luyun as a Non-                           ISSUER          YES          FOR               FOR
Executive Director of the Company and approve her
remuneration

PROPOSAL #1.2.b: Elect Ms. Zhang Yang as a Non-                            ISSUER          YES          FOR               FOR
Executive Director of the Company and approve her
remuneration

PROPOSAL #1.3.a: Elect Mr. Tung Chee Chen as a                             ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company and
 approve his remuneration

PROPOSAL #1.3.b: Elect Mr. Zhang Junsheng as a                             ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company and
 approve his remuneration

PROPOSAL #1.3.c: Elect Mr. Zhang Liping as a                               ISSUER          YES          FOR               FOR
Independent Non-executive Director of the Company and
 approve his remuneration

PROPOSAL #2.1: Elect Mr. M.A. Kehua as a Supervisor                        ISSUER          YES          FOR               FOR
of the Company and approve his remuneration

PROPOSAL #2.2.a: Elect Mr. Zheng Qihua as a                                ISSUER          YES          FOR               FOR
Independent Supervisor of the Company and approve his
 remuneration

PROPOSAL #2.2.b: Elect Mr. Jiang Shaozhong as a                            ISSUER          YES          FOR               FOR
Independent Supervisor of the Company and approve his
 remuneration

PROPOSAL #2.2.c: Elect Mr. Wu Yongmin as a                                 ISSUER          YES          FOR               FOR
Independent Supervisor of the Company and approve his

PROPOSAL #3.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company [the Board] to approve the Directors'
service contracts, the Supervisors' service contracts
 and all other relevant documents and authorize any
one Executive Director of the Company to sign such
contracts and other relevant documents for and on
behalf of the Company and to take all necessary
actions in connection therewith

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZIJIN MINING GROUP CO LTD, FUJIAN PROVINCE
  TICKER:                N/A             CUSIP:     Y9892H107
  MEETING DATE:          3/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the JV Agreement entered into                        ISSUER          YES          FOR               FOR
between the Company and Minxi Xinghang State-owned
Assets Investment Co., Ltd. on 08 JAN 2009 to form a
Joint Venture temporarily named Zijin Copper Company
Limited, to invest and build a copper refinery
project with capacity of 200,000 tonnes per year

PROPOSAL #2.: Approve the provision of the financial                       ISSUER          YES          FOR               FOR
guarantee by the Company to Zijin Copper Company
Limited proportionally according to the above-
mentioned JV Agreement and the respective interest in
 the Joint Venture with the yearly maximum amount
proposed [the 'Proposed Annual Cap'] for 3 years
[2009-2011] being RMB 900 millions

PROPOSAL #3.: Authorize the Company's Board of                             ISSUER          YES          FOR               FOR
Directors to take all necessary, appropriate and
discretionary actions in connection with, and for the
 implementation, and/or for giving the effect to the
abovementioned Resolutions 1 and 2, including but not
 limited to take all necessary further actions, to
deal with further registration procedures and to deal
 with all relevant procedures

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZIJIN MINING GROUP CO LTD, FUJIAN PROVINCE
  TICKER:                N/A             CUSIP:     Y9892H107
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for 2008

PROPOSAL #2.: Approve the report of the Independent                        ISSUER          YES          FOR               FOR
Directors for 2008

PROPOSAL #3.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for 2008

PROPOSAL #4.: Approve the consolidated audited                             ISSUER          YES          FOR               FOR
financial statements for the YE 31 DEC 2008

PROPOSAL #5.: Approve the Company's 2008 annual                            ISSUER          YES          FOR               FOR
report and its summary report

PROPOSAL #6.: Approve the profit distribution                              ISSUER          YES          FOR               FOR
proposal of the Company for the YE 31 DEC 2008

PROPOSAL #7.: Approve the remunerations of the                             ISSUER          YES          FOR               FOR
Directors, the Supervisors and the Senior Management
of the Company for the YE 31 DEC 2008

PROPOSAL #8.: Reappoint Ernst & Young Hua Ming and                         ISSUER          YES          FOR               FOR
Ernst & Young as the Company's Domestic and
International Auditors respectively for the YE 31 DEC
 2009 and authorize the Board of Directors to
determine their remuneration

PROPOSAL #9.: Amend the Articles 1, 2, 3, 4, 5, 6, 7,                      ISSUER          YES          FOR               FOR
 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20,
21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33,
34, 35, 36, 37, 38, 39, 40 and 41 of the Articles of
the Association of the Company for the Independent
Directors as specified

PROPOSAL #S.10: Amend the Articles 11, 25, 65, 67,                         ISSUER          YES          FOR               FOR
110, 111, 112, 164, 74, 195, 179, 156 and 180 of the
Articles of the Association of the Company as
specified and such amendments shall take effect
conditional upon obtaining any approval, endorsement
or registration as may be necessary from the relevant
 authorities; and authorize the Board of Directors to
 deal with in behalf of the Company the relevant
application, approval, registration, filing
procedures and other related issues arising from the
amendments of the Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZTE CORP
  TICKER:                N/A             CUSIP:     Y0004F105
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements for                         ISSUER          YES          FOR               FOR
the YE 31 DEC 2008 audited by the PRC and the Hong
Kong Auditors

PROPOSAL #2.: Receive the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for the YE 31 DEC 2008

PROPOSAL #3.: Receive the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the YE 31 DEC 2008

PROPOSAL #4.: Receive the report of the President of                       ISSUER          YES          FOR               FOR
the Company for the YE 31 DEC 2008

PROPOSAL #5.: Approve the final financial accounts of                      ISSUER          YES          FOR               FOR
 the Company for the YE 31 DEC 2008

PROPOSAL #6.: Approve the resolution of the Company                        ISSUER          YES        AGAINST           AGAINST
on the proposed continuous connected transaction [as
specified under the Rules Governing the Listing of
Stocks on the Shenzhen Stock Exchange] Framework
Agreements for 2009; The Framework Purchase
Agreements for 2009 proposed to be entered into
between ZTE Kangxun Telecom Company, Limited, a
subsidiary of the Company, on the one hand and
connected party Shenzhen Zhongxingxin
Telecommunications Equipment Company, Limited
together with its subsidiaries Shenzhen Zhongxing
Xindi Telecommunications Equipment Company, Limited,
Shenzhen Zhongxing Xinyu FPC Company, Limited and
Shenzhen Zhongxing Xinzhou Complete Equipment
Company, Limited, on the other, in respect of the
purchase of cases, cabinets, distribution frames,
flexible printed circuit boards and shelters with an
annual cap of aggregated transaction amounts under
the framework agreements estimated at RMB 1,200

PROPOSAL #7.: Approve the application by the Company                       ISSUER          YES        AGAINST           AGAINST
to National Development Bank for a USD 2.5 billion
composite credit facility for the purposes of short-
term loans, bond financing, domestic and
international supply chain financing, trade financing
 and medium/long-term projects financing of the
Company on a revolving basis; the aforesaid amount
represents composite credit facilities to be proposed
 by the Company in its application to National
Development Bank; the final amount shall be subject
to approval of National Development Bank; authorize
the Board of Directors to adjust the details and
actual duration of the credit facilities pursuant to
the Company's requirements or negotiations with
National Development Bank, subject to the cap of the
aforesaid USD 2.5 billion composite credit facility
within the effective term of the resolution, and the
Board of Directors and other parties delegated to
negotiate with National Development Bank and sign all
 facilities agreements, financing agreements and
other related legal contracts and documents relating
to the above composite credit facilities and to deal
with other matters relating to such agreements; the
resolution shall be valid for a period of 5 years
from the date of approval at the general meeting;
unless otherwise required, no subsequent resolution
of the Board of Directors or general meeting is
required with respect to any such single application
for financing operations under such credit facility

PROPOSAL #8.: Approve the application by the Company                       ISSUER          YES        AGAINST           AGAINST
to the Bank of China Limited, Shenzhen Branch for a
RMB 15.7 billion composite credit facility; the
aforesaid amount represents composite credit
facilities to be proposed by the Company in its
application to the bank; the final amount shall be
subject to the bank's approval. Authorize the Board
of Directors to adjust the details and actual
duration of the credit facilities pursuant to the
Company's requirements or negotiations with the bank,
 subject to the cap of the aforesaid RMB 15.7 billion
 composite credit facility within the effective term
of the resolution, and the Board of Directors and
other parties delegated to negotiate with the bank
and sign all facilities agreements, financing
agreements and other related legal contracts and
documents relating to the above composite credit
facilities and to deal with other matters relating to
 such agreements; [Authority expires the earlier or
from date on which it is considered and passed at the
 general meeting until (1) the next new credit
facilities have been granted, or (2) 31 DEC 2009];
unless otherwise required, no subsequent resolution
of the Board of Directors is required with respect to
 any such single application for financing operations
 not exceeding such maximum amount Mr. Hou Weigui,
the legal representative of the Company, or his
authorized signatory, is authorized to execute all
facilities agreements, financing agreements and other
 related legal contracts and documents which are
related to the above composite credit facilities

PROPOSAL #9.1: Re-appoint Ernst & Young Hua Ming as                        ISSUER          YES          FOR               FOR
the PRC Auditors of the Company for 2009 and a
proposal be made to the 2008 AGM, authorize the Board
 of Directors to determine the audit fees of Ernst &
Young Hua Ming for 2009 based on specific audit work
to be conducted

PROPOSAL #9.2: Re-appoint Ernst & Young as the Hong                        ISSUER          YES          FOR               FOR
Kong Auditors of the Company for 2009 and a proposal
be made to the 2008 AGM, authorize the Board of
Directors to determine the audit fees of Ernst &
Young for 2009 based on the specific audit work to be
 conducted

PROPOSAL #S.10: Approve the proposals of profit                            ISSUER          YES          FOR               FOR
distribution and capitalization from capital reserve
for 2008 tabled by the Board of Directors of the
Company proposed profit distribution for 2008: RMB 3
for every 10 shares [including tax] or a total of RMB
 402,999,000 in cash, based on the Company's total
share capital of 1,343,330,310 shares as at 31 DEC
2008; proposed capitalization from capital reserve
for 2008: the creation of 3 shares for every 10
shares by way of capitalization of capital reserves,
representing a total increase of 402,999,093 shares
based on the Company's total share capital of
1,343,330,310 shares as at 31 DEC 2008; the balance
of the capital reserves was RMB 6,298,172,000 prior
to the capitalization and RMB 5,895,173,000 after the
 capitalization; fractional entitlements shall be
dealt with in accordance relevant rules of the stock
exchange and the clearing house of the place where
the stocks of the Company are listed; as a result,
the actual amount of share capital increased and the
actual number of shares created in aggregate after
implementation of the proposed capitalization from
capital reserves might be slightly different from the
 aforesaid estimates; authorize the Board of
Directors by the general meeting to deal with matters
 relating to the profit distribution and
capitalization from capital reserves for 2008, to
amend relevant clauses of the Articles of Association
 based on the implementation of the capitalization
from capital reserves to increase the registered
capital of the Company and reflect the new capital
structure after the capitalization from capital
reserves, and to process any changes in industrial
and commercial registration required as a result of
the alteration in registered capital

PROPOSAL #S.11: Authorize the Board of Directors, to                       ISSUER          YES        AGAINST           AGAINST
allot, issue and deal with additional domestic shares
 and overseas-listed foreign shares [H Shares] of the
 Company [including securities convertible into
domestic shares and/or H Shares of the Company] and
to make or grant offers, agreements or options,
during the relevant period, shall not exceed 20% of
the aggregate nominal amount of the share capital of
the domestic shares and H shares of the Company,
otherwise than pursuant to i) a rights issue; or ii)
any option scheme or similar arrangement from time to
 time being adopted for the grant or issue to the
Directors, the Supervisors, the Senior Management
and/or the Employees of the Company and/or any of its
 subsidiaries of shares or rights to acquire shares
of the Company approved by the Board of Directors,
and the Board of Directors will only exercise this
authority in compliance with the Company Law of the
Peoples Republic of China [as amended from time to
time] and Rules Governing the Listing of Securities
on the Stock Exchange of Hong Kong Limited [as
amended from time to time] and with the necessary
approvals of the China Securities Regulatory
Commission and/or other relevant PRC government
authorities; [Authority expires the earlier of the
conclusion of the next AGM or 12 months]; and to
approve and execute all documents and deeds and do
all things or to procure the execution of such
documents and deeds and the doing of such things
necessary in their opinion for the issue of the new
shares [including but not limited to determining the
time and place for issue, class and number of new
shares to be issued, the pricing method and/or issue
prices [including price ranges] of the shares,
submitting all necessary applications to relevant
authorities, entering into underwriting agreements
[or any other agreements], determining the use of
proceeds, and fulfilling filing and registration
requirements of the PRC, Hong Kong and other relevant
 authorities, including but not limited to
registration with relevant PRC authorities of the
increase in registered share capital as a result of
the issue of shares pursuant to passing of this
resolution]; and to amend the Company's Articles of
Association as they deem necessary to increase the
registered share capital of the Company and to
reflect the new capital structure of the Company

PROPOSAL #S12.1: Amend the Article 24 and Article 27                       ISSUER          YES          FOR               FOR
of the Chapter 3 of the Articles of Association
accordingly after the implementation of the
capitalization from the capital reserves, as specified

PROPOSAL #S12.2: Amend Article 83, Article 87,                             ISSUER          YES          FOR               FOR
Article 116, Article 119, Article 225, Article 247,
Article 275, Article 276, Article 277, Article 234 as
 specified of the Articles of Association in
accordance with relevant provisions of the decisions
on amending certain provisions regarding the Cash
Profit Distribution of Listed Companies [No. 57]
[Cash Profit Distribution Provisions] promulgated by
the CSRC and effective from 09 OCT 2008 and the
latest amendments to the Rules Governing the Listing
of Securities on the Stock Exchange of Hong Kong
Limited [the Listing Rules] effective from 01 JAN
2009; and Rules 9, 13, 44 and 49 of the Rules of
Procedure for Shareholders' general meetings be
amended in accordance with the aforesaid amendments

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZTE CORP
  TICKER:                N/A             CUSIP:     Y0004F105
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the profit distribution for                         ISSUER          YES          FOR               FOR
2008: RMB 3 for every 10 shares [including Tax] or a
total of RMB 402,999,000 in cash, based on the
Company's total share capital of 1,343,330,310 shares
 as at 31 DEC 2008; proposed capitalization from
capital reserve for 2008: the creation of 3 shares
for every 10 shares by way of capitalization of
capital reserves, representing a total increase of
402,999,093 shares based on the Company's total share
 capital of 1,343,330,310 shares as at 31 DEC 2008;
The balance of the capital reserves was RMB
6,298,172,000 prior to the capitalization and RMB
5,895,173,000 after the capitalization; fractional
entitlements shall be dealt with in accordance
relevant rules of the stock exchange and the clearing
 house of the place where the stocks of the Company
are listed; As a result, the actual amount of share
capital increased and the actual number of shares
created in aggregate after implementation of the
proposed capitalization from capital reserves might
be slightly different from the aforesaid estimates;
authorize the Board of Directors by the general
meeting to deal with matters relating to the profit
distribution and capitalization from capital reserves
 for 2008, to amend relevant clauses of the Articles
of Association based on the implementation of the
capitalization from capital reserves to increase the
registered capital of the Company and reflect the new
 capital structure after the capitalization from
capital reserves, and to process any changes in
industrial and commercial registration required as a
result of the alteration in registered capital

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZTE CORPORATION
  TICKER:                N/A             CUSIP:     Y0004F105
  MEETING DATE:          11/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve that, the Resolution of the                          ISSUER          YES          FOR               FOR
Company on the Investment in a research and
Development Base Project in Xi'an Hi-tech Park and
the Execution of the Investment Agreement that the
investment and construction of ZTE Corporation Xi'an
Research and Development and Production Base in Xi'an
 Hi-tech Industrial Development Park by the Company
and the signing of the investment agreement and
relevant supplemental agreement [s] by the Company
with Xi'an Hi-tech Industrial Development Park
Management Committee in respect of the investment and
 construction of ZTE Corporation Xi'an Research and
Development and Production Base in Xi'an Hi-tech
Industrial Development Park by the Company and
authorize Mr. Hou Weigui, Legal Representative of the
 Company, or any signatory appointed by Mr. Hou
Weigui, to sign the relevant legal contracts and
documents as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZTE CORPORATION
  TICKER:                N/A             CUSIP:     Y0004F105
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Ms. Qu Xiaohui as an Independent                      ISSUER          YES          FOR               FOR
 Director of the Fourth Session of the Board of
Directors of the Company for a term from 22 JUL 2009
to 29 MAR 2010, as specified

PROPOSAL #1.2: Elect Mr. Chen Naiwei as an                                 ISSUER          YES          FOR               FOR
Independent Director of the Fourth Session of the
Board of Directors of the Company for a term from 22
JUL 2009 to 29 MAR 2010, as specified

PROPOSAL #1.3: Elect Mr. Wei Wei as an Independent                         ISSUER          YES          FOR               FOR
Director of the Fourth Session of the Board of
Directors of the Company for a term from 22 JUL 2009
to 29 MAR 2010, as specified

PROPOSAL #2.: Approve the provision of guarantee by                        ISSUER          YES          FOR               FOR
the Company by way of the pledge of its 51% equity
interests in Closed Joint-Stock Company CJSC TK
Mobile [CJSC TK Mobile] as a security against the USD
 70,600,000 bank loan with a 9-year term extended to
CJSC TK Mobile [with a term from the date on which
the Agreement on the Pledge of Equity Interests is
executed and becomes effective to the date on which
the debts owed by CJSC TK Mobile under the financing
documents are fully repaid], as specified

PROPOSAL #3.: Approve the provision of Performance                         ISSUER          YES        AGAINST           AGAINST
Guarantee for the Company's wholly-owned subsidiary,
PT. ZTE Indonesia considered by the Board of
Directors of the Company at the 25th Meeting of the
Fourth Session of the Board of Directors held on 05
JUN 2009, the details of which have been disclosed in
 the Company's announcements entitled Announcement of
 the Resolutions passed at the 25th Meeting of the
Fourth Session of the Board of Directors published on
 05 JUN 2009; Zhongxingxin is seeking the approval of
 the provision of performance guarantee for PT. ZTE
Indonesia [ZTE Indonesia] by the shareholders of ZTE
by way of an ordinary resolution at the First EGM of
2009 to be held on 30 JUN 2009, the details of which
are: the Company will provide performance guarantee
for ZTE Indonesia for an amount not exceeding USD 40
million, with a term commencing on the date on which
the Technical Support Framework Agreement takes
effect upon execution and ending on the date on which
 the performance of ZTE Indonesia's obligations under
 the Technical Support Framework Agreement is
completed; the Company will apply to the relevant
bank for the issuance of a letter of performance
guarantee to provide guarantee with a maximum
accumulated amount of USD 5 million in favor of PT.
Telkomunikasi Selular, an Indonesian mobile
communications carrier, in respect of the performance
 obligations of ZTE and ZTE Indonesia under the
Equipment Purchase Framework Agreement and Technical
Support Framework Agreement, with a term commencing
on the date of issuance of the letter of guarantee by
 the bank and ending on the date falling 3 years and
6 months after the issuance of the letter of
guarantee or on which the performance obligations of
ZTE and ZTE Indonesia under the Equipment Purchase
Framework Agreement and Technical Support Framework
Agreement are fully completed, whichever is later, as

PROPOSAL #S.4: Approve the renewal of the 2009                             ISSUER          YES        AGAINST           AGAINST
general mandate of ZTE Corporation, as specified

                                                         SIGNATURES
  Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
  VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
  By:     /s/F. William McNabb III
             (Heidi Stam)
             F. William McNabb III*
             President, Chief Executive Officer and Trustee
  Date:   August 27, 2009
      *  By Power of Attorney.  Filed on July 24, 2009, see File Number 2-88373.
                Incorporated by Reference.